UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-22127

Columbia Funds Variable Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2021
Variable Portfolio – Managed Volatility Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Moderate Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	9.02	8.61	6.70
Class 2	04/19/12	8.70	8.45	6.62
Blended Benchmark		9.43	9.68	8.18
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.85
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 19, 2012 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2021)
Allocations to Underlying Funds
Equity Funds	43.9
International	12.0
U.S. Large Cap	26.2
U.S. Mid Cap	2.1
U.S. Small Cap	3.6
Exchange-Traded Equity Funds	4.6
International Mid Large Cap	1.7
U.S. Large Cap	2.9
Exchange-Traded Fixed Income Funds	3.9
Investment Grade	3.9
Fixed Income Funds	23.2
Investment Grade	23.2
Allocations to Tactical Assets
Corporate Bonds & Notes	0.3
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	15.2
Options Purchased Puts	0.8
Residential Mortgage-Backed Securities - Agency	8.1
Total	100.0

(a)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 8.70%. The Fund underperformed its Blended Benchmark, which returned 9.43%. The Bloomberg U.S. Aggregate Bond Index returned -1.54% over the same period.
Market overview
As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. Nonetheless, the major large-cap indexes ended the year at or near all-time highs, with technology and communication services stocks the key drivers of market performance.
For the full year, most major equity asset classes generated strong positive returns. U.S. equities continued to outperform international equities. Large-cap stocks outperformed mid- to small-cap stocks, but the dominance of growth over value faded, with value stocks outperforming growth in the small-to mid-cap space for the year. Bond market returns for the 12-month period were muted, given that U.S. Treasury yields increased. U.S. high-yield corporate bonds delivered some of the strongest gains across fixed-income markets while U.S. investment-grade corporate bonds delivered negative returns for the period.
The Fund’s notable detractors during the period
•	Underperformance during the period came primarily from underlying strategic equity fund managers and the dynamic algorithm which assists in helping direct overall levels of equity allocation.
•	Underlying fund manager performance in U.S. large-cap, and international equity strategies also weighed on relative performance results.
•	Several large growth-oriented managers faced significant headwinds during the period. Earnings yield figures dropped for some of their larger holdings and perceived risks from longer dated cash flows for significant growers in the large-cap universe were cause for some market participants to reduce exposure to this cohort during the second half of the period.
The Fund’s notable contributors during the period
•	The managers’ tactical discretion applied versus the dynamic algorithm’s suggested equity allocations proved to be the largest contributor to relative performance in the period.
○	The managers’ tactically adjusted actual equity exposure throughout the period, erring on the side of a constructive view toward equities, which lent itself to an overweight equity allocation versus the suggested dynamic algorithm equity weighting. Given the positive return environment for global equities, this tactical preference to maintain overweight equity allocations proved beneficial to relative performance. In addition, this tactical positioning helped dampen overall portfolio volatility.
•	Underlying fund manager performance in fixed income also contributed to Fund performance during the period. Core fixed-income managers with exposure to lower quality corporate debt helped boost relative performance over the period.
Derivatives usage
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of significant equity market declines, weighed on returns as risk assets performed well during the period. The Fund’s use of futures contracts during the period lessened the negative impact of the protective put options.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,031.40	1,023.95	1.28	1.28	0.25	3.74	3.72	0.73
Class 2	1,000.00	1,000.00	1,029.90	1,022.68	2.56	2.55	0.50	5.01	5.00	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
BAE Systems PLC(a)
02/15/2031	1.900%	670,000	636,530
Boeing Co. (The)
05/01/2034	3.600%	277,000	289,513
08/01/2059	3.950%	650,000	675,564
Northrop Grumman Corp.
06/01/2043	4.750%	65,000	82,113
10/15/2047	4.030%	295,000	348,305
United Technologies Corp.
06/01/2042	4.500%	385,000	475,901
11/01/2046	3.750%	240,000	267,982
Total			2,775,908
Automotive 0.0%
General Motors Co.
04/01/2048	5.400%	145,000	185,214
Banking 0.1%
Bank of America Corp.(b)
07/23/2031	1.898%	520,000	498,614
10/24/2031	1.922%	300,000	287,513
06/19/2041	2.676%	905,000	870,036
Citigroup, Inc.(b)
06/03/2031	2.572%	960,000	967,934
05/01/2032	2.561%	109,000	109,622
11/03/2032	2.520%	173,000	173,059
Goldman Sachs Group, Inc. (The)(b)
07/21/2032	2.383%	1,401,000	1,379,581
HSBC Holdings PLC(b)
05/24/2032	2.804%	537,000	539,628
11/22/2032	2.871%	883,000	891,032
JPMorgan Chase & Co.(b)
10/15/2030	2.739%	166,000	170,324
11/19/2031	1.764%	45,000	42,688
04/22/2032	2.580%	162,000	164,019
11/08/2032	2.545%	313,000	315,120
04/22/2052	3.328%	735,000	792,484
Morgan Stanley(b)
07/21/2032	2.239%	702,000	687,774
10/20/2032	2.511%	684,000	683,337
Wells Fargo & Co.(b)
02/11/2031	2.572%	475,000	484,836
04/30/2041	3.068%	935,000	956,576
Total			10,014,177
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	245,000	292,613
06/30/2062	3.950%	798,000	771,035
Comcast Corp.
01/15/2051	2.800%	60,000	57,195
11/01/2052	4.049%	156,000	183,315
Comcast Corp.(a)
11/01/2056	2.937%	460,000	438,173
NBCUniversal Media LLC
01/15/2043	4.450%	326,000	392,831
Total			2,135,162
Construction Machinery 0.0%
Caterpillar, Inc.
09/19/2049	3.250%	135,000	148,555
United Rentals North America, Inc.
02/15/2031	3.875%	190,000	192,952
Total			341,507
Diversified Manufacturing 0.0%
Carrier Global Corp.
04/05/2050	3.577%	357,000	379,772
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	484,000	580,484
General Electric Co.(c)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	3.533%	140,000	138,349
Total			1,098,605
Electric 0.1%
AEP Texas, Inc.
01/15/2050	3.450%	570,000	583,070
AES Corp. (The)
01/15/2031	2.450%	235,000	229,176
CenterPoint Energy, Inc.
09/01/2049	3.700%	203,000	221,521
Consolidated Edison Co. of New York, Inc.
04/01/2050	3.950%	33,000	37,900
Dominion Resources, Inc.
12/01/2044	4.700%	250,000	309,838
DTE Energy Co.
06/15/2029	3.400%	235,000	248,732
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Corp.
06/15/2051	3.500%	499,000	518,725
Emera US Finance LP
06/15/2046	4.750%	234,000	277,948
Eversource Energy
08/15/2030	1.650%	622,000	582,390
01/15/2050	3.450%	94,000	99,552
Exelon Corp.
04/15/2050	4.700%	350,000	441,290
Georgia Power Co.
03/15/2042	4.300%	900,000	1,030,265
Jersey Central Power & Light Co.(a)
03/01/2032	2.750%	61,000	62,069
NextEra Energy Capital Holdings, Inc.
01/15/2052	3.000%	133,000	133,042
Northern States Power Co.
05/15/2044	4.125%	115,000	136,417
Pacific Gas and Electric Co.
07/01/2050	4.950%	480,000	525,784
PacifiCorp
02/15/2050	4.150%	94,000	111,467
Southern California Edison Co.
10/01/2043	4.650%	30,000	35,282
04/01/2047	4.000%	70,000	77,303
03/01/2048	4.125%	110,000	123,623
WEC Energy Group, Inc.
10/15/2030	1.800%	450,000	424,421
Xcel Energy, Inc.
12/01/2049	3.500%	460,000	493,916
Total			6,703,731
Environmental 0.0%
GFL Environmental, Inc.(a)
09/01/2028	3.500%	280,000	275,813
Waste Connections, Inc.
01/15/2052	2.950%	109,000	107,208
Total			383,021
Food and Beverage 0.0%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	1,290,000	1,634,009
Bacardi Ltd.(a)
05/15/2038	5.150%	536,000	660,502
Coca-Cola Co. (The)
03/05/2051	3.000%	182,000	193,096
Kraft Heinz Foods Co.
06/01/2046	4.375%	74,000	86,846
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tyson Foods, Inc.
06/02/2047	4.550%	80,000	99,156
Total			2,673,609
Health Care 0.0%
Cigna Corp.
12/15/2048	4.900%	164,000	211,764
03/15/2051	3.400%	180,000	189,234
CVS Health Corp.
07/20/2045	5.125%	535,000	695,632
HCA, Inc.
02/01/2025	5.375%	130,000	142,840
07/15/2051	3.500%	270,000	276,792
Thermo Fisher Scientific, Inc.
10/15/2041	2.800%	131,000	132,286
Total			1,648,548
Healthcare Insurance 0.0%
Aetna, Inc.
08/15/2047	3.875%	199,000	222,324
Anthem, Inc.
08/15/2044	4.650%	135,000	169,076
Centene Corp.
12/15/2029	4.625%	115,000	124,108
02/15/2030	3.375%	70,000	71,498
08/01/2031	2.625%	230,000	226,257
UnitedHealth Group, Inc.
08/15/2039	3.500%	208,000	229,948
05/15/2041	3.050%	547,000	571,206
Total			1,614,417
Independent Energy 0.0%
Canadian Natural Resources Ltd.
02/15/2037	6.500%	105,000	138,403
ConocoPhillips Co.
11/15/2044	4.300%	220,000	264,951
Occidental Petroleum Corp.
04/15/2046	4.400%	24,000	24,769
08/15/2049	4.400%	116,000	117,897
Total			546,020
Integrated Energy 0.0%
BP Capital Markets America, Inc.
02/08/2061	3.379%	290,000	299,311
Cenovus Energy, Inc.
02/15/2052	3.750%	321,000	323,407
Shell International Finance BV
11/26/2041	2.875%	442,000	443,608

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Total Capital International SA
06/29/2060	3.386%	80,000	85,264
Total			1,151,590
Life Insurance 0.0%
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	180,000	229,629
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
10/15/2070	3.729%	215,000	238,220
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	180,000	204,848
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2059	3.625%	409,000	449,167
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	190,000	244,385
05/15/2050	3.300%	220,000	230,163
Voya Financial, Inc.
06/15/2046	4.800%	80,000	100,275
Total			1,696,687
Media and Entertainment 0.0%
Discovery Communications LLC
05/15/2049	5.300%	183,000	231,381
Netflix, Inc.(a)
11/15/2029	5.375%	460,000	545,697
Walt Disney Co. (The)
09/15/2044	4.750%	410,000	524,522
Total			1,301,600
Metals and Mining 0.0%
Freeport-McMoRan, Inc.
03/01/2028	4.125%	250,000	259,184
Midstream 0.0%
Enterprise Products Operating LLC
01/31/2060	3.950%	400,000	431,760
Kinder Morgan Energy Partners LP
11/01/2042	4.700%	100,000	112,732
03/01/2043	5.000%	320,000	372,270
Kinder Morgan, Inc.
02/15/2046	5.050%	141,000	168,837
MPLX LP
04/15/2048	4.700%	255,000	296,954
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	309,000	329,581
Western Gas Partners LP
08/15/2048	5.500%	80,000	95,636
Williams Companies, Inc. (The)
06/24/2044	5.750%	330,000	429,673
Total			2,237,443
Natural Gas 0.0%
NiSource, Inc.
02/15/2043	5.250%	133,000	171,160
05/15/2047	4.375%	314,000	373,640
Sempra Energy
02/01/2048	4.000%	180,000	201,255
Total			746,055
Pharmaceuticals 0.0%
AbbVie, Inc.
11/06/2042	4.400%	170,000	203,952
06/15/2044	4.850%	337,000	422,446
11/21/2049	4.250%	343,000	411,802
Amgen, Inc.
08/15/2041	2.800%	271,000	262,157
02/21/2050	3.375%	245,000	254,482
Bristol Myers Squibb Co.
02/20/2048	4.550%	25,000	31,955
Gilead Sciences, Inc.
10/01/2040	2.600%	360,000	345,153
10/01/2050	2.800%	150,000	145,221
Pfizer, Inc.
05/28/2050	2.700%	350,000	352,496
Roche Holdings, Inc.(a)
12/13/2051	2.607%	200,000	196,227
Total			2,625,891
Property & Casualty 0.0%
American International Group, Inc.
07/16/2044	4.500%	150,000	184,879
Berkshire Hathaway Finance Corp.
01/15/2051	2.500%	190,000	176,823
Liberty Mutual Group, Inc.(a)
10/15/2050	3.951%	180,000	199,711
Total			561,413
Railroads 0.0%
Canadian Pacific Railway Co.
12/02/2051	3.100%	81,000	82,842
CSX Corp.
11/01/2046	3.800%	380,000	430,258

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Norfolk Southern Corp.
08/15/2052	4.050%	210,000	252,240
Union Pacific Corp.
08/15/2059	3.950%	235,000	278,964
Total			1,044,304
Restaurants 0.0%
McDonald’s Corp.
09/01/2049	3.625%	265,000	293,049
Retailers 0.0%
Amazon.com, Inc.
05/12/2061	3.250%	649,000	699,863
Home Depot, Inc. (The)
04/15/2040	3.300%	80,000	86,654
12/06/2048	4.500%	190,000	246,321
Lowe’s Companies, Inc.
09/15/2041	2.800%	90,000	87,951
05/03/2047	4.050%	305,000	352,137
Total			1,472,926
Supermarkets 0.0%
Kroger Co. (The)
02/01/2047	4.450%	77,000	93,588
Technology 0.1%
Apple, Inc.
02/09/2045	3.450%	406,000	453,398
08/05/2061	2.850%	472,000	474,629
Broadcom, Inc.(a)
11/15/2036	3.187%	408,000	409,321
Fidelity National Information Services, Inc.
03/01/2041	3.100%	80,000	80,619
Intel Corp.
08/12/2051	3.050%	405,000	415,388
International Business Machines Corp.
05/15/2040	2.850%	235,000	231,320
05/15/2050	2.950%	275,000	268,808
Microsoft Corp.
03/17/2052	2.921%	809,000	856,662
MSCI, Inc.(a)
11/01/2031	3.625%	260,000	270,463
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	65,000	69,311
02/15/2042	3.125%	169,000	169,916
Oracle Corp.
07/15/2046	4.000%	385,000	400,318
04/01/2050	3.600%	534,000	522,954
03/25/2061	4.100%	62,000	64,730
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VeriSign, Inc.
06/15/2031	2.700%	166,000	167,123
Total			4,854,960
Tobacco 0.0%
BAT Capital Corp.
08/15/2047	4.540%	190,000	198,638
Transportation Services 0.0%
FedEx Corp.
05/15/2041	3.250%	10,000	10,235
04/01/2046	4.550%	215,000	257,491
Total			267,726
Wireless 0.0%
American Tower Corp.
09/15/2031	2.300%	385,000	374,304
Crown Castle International Corp.
04/01/2031	2.100%	166,000	159,265
Rogers Communications, Inc.
11/15/2049	3.700%	300,000	315,747
T-Mobile USA, Inc.
02/15/2041	3.000%	320,000	311,810
04/15/2050	4.500%	70,000	82,016
T-Mobile USA, Inc.(a)
10/15/2052	3.400%	563,000	561,384
Vodafone Group PLC
02/19/2043	4.375%	165,000	192,133
Total			1,996,659
Wirelines 0.0%
AT&T, Inc.
09/15/2055	3.550%	480,000	480,886
12/01/2057	3.800%	1,380,000	1,437,904
Telefonica Emisiones SAU
03/06/2048	4.895%	300,000	360,521
Verizon Communications, Inc.
03/22/2041	3.400%	680,000	713,635
03/22/2061	3.700%	658,000	712,277
Total			3,705,223
Total Corporate Bonds & Notes (Cost $52,669,009)			54,626,855

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Equity Funds 47.5%
	Shares	Value ($)
International 13.0%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(d)	62,944,268	949,199,562
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(d)	37,789,843	512,808,164
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(d)	22,524,635	329,760,663
Variable Portfolio – Partners International Value Fund, Class 1 Shares(d)	32,803,360	331,970,001
Total		2,123,738,390
U.S. Large Cap 28.4%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(d),(e)	6,591,121	268,192,699
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(d),(e)	9,566,735	847,899,756
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(d),(e)	11,113,029	421,739,430
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(d),(e)	45,730,138	841,891,835
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(d),(e)	11,424,990	427,523,128
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(d),(e)	6,180,907	363,066,503
CTIVP® – MFS® Value Fund, Class 1 Shares(d),(e)	9,860,360	373,510,429
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(d),(e)	5,325,235	319,514,125
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(d),(e)	11,034,022	371,736,211
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(d),(e)	11,527,860	416,501,598
Total		4,651,575,714
U.S. Mid Cap 2.2%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(d),(e)	1,669,340	87,490,110
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(d),(e)	2,545,927	93,893,786
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(d),(e)	2,129,711	92,024,794
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(d),(e)	1,884,321	90,240,155
Total		363,648,845
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 3.9%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(d)	4,301,691	89,260,091
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(d),(e)	3,547,721	86,528,918
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(d),(e)	5,921,391	225,841,833
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(d),(e)	6,453,771	242,339,116
Total		643,969,958
Total Equity Funds (Cost $4,886,208,519)		7,782,932,907

Exchange-Traded Equity Funds 5.0%

International Mid Large Cap 1.8%
iShares MSCI EAFE ETF	3,718,292	292,555,215
U.S. Large Cap 3.2%
SPDR S&P 500 ETF Trust	1,090,200	517,801,392
Total Exchange-Traded Equity Funds (Cost $494,671,287)		810,356,607

Exchange-Traded Fixed Income Funds 4.2%

Investment Grade 4.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,073,100	407,247,212
Vanguard Intermediate-Term Corporate Bond ETF	2,955,000	274,105,800
Total		681,353,012
Total Exchange-Traded Fixed Income Funds (Cost $687,827,410)		681,353,012

Fixed Income Funds 25.1%

Investment Grade 25.1%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(d)	74,171,118	764,704,221
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(d)	23,777,002	233,965,697
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(d)	42,352,220	473,921,343
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(d)	22,334,550	230,939,247
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(d)	17,754,242	174,346,658
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(d)	52,456,223	590,657,072

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(d)	71,201,834	764,707,694
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(d)	79,470,283	883,709,552
Total		4,116,951,484
Total Fixed Income Funds (Cost $4,068,062,289)		4,116,951,484

Residential Mortgage-Backed Securities - Agency 8.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(f)
01/18/2037	2.000%	142,500,000	145,973,437
01/18/2037- 01/13/2052	2.500%	557,000,000	571,121,407
01/13/2052	3.000%	698,652,000	724,114,589
Total Residential Mortgage-Backed Securities - Agency (Cost $1,441,231,871)			1,441,209,433
Options Purchased Puts 0.8%
Value ($)
(Cost $214,042,064)	137,891,250

Money Market Funds 16.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(d),(g)	2,693,948,138	2,693,409,348
Total Money Market Funds (Cost $2,693,664,207)		2,693,409,348
Total Investments in Securities (Cost: $14,538,376,656)		17,718,730,896
Other Assets & Liabilities, Net		(1,342,637,708)
Net Assets		16,376,093,188

At December 31, 2021, securities and/or cash totaling $100,732,358 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	240	03/2022	USD	17,467,200	556,152	—
British Pound	237	03/2022	USD	20,042,794	424,618	—
Canadian Dollar	920	03/2022	USD	72,726,000	793,701	—
EURO STOXX 50 Index	458	03/2022	EUR	19,636,750	466,134	—
FTSE 100 Index	70	03/2022	GBP	5,126,800	130,095	—
New Zealand Dollar	430	03/2022	USD	29,427,050	473,602	—
OMXS30 Index	885	01/2022	SEK	214,103,625	1,307,976	—
Russell 2000 Index E-mini	99	03/2022	USD	11,101,860	165,332	—
S&P 500 Index E-mini	4,488	03/2022	USD	1,067,807,400	20,756,799	—
TOPIX Index	171	03/2022	JPY	3,406,320,000	—	(42,623)
U.S. Long Bond	1,724	03/2022	USD	276,594,250	1,977,420	—
U.S. Long Bond	82	03/2022	USD	13,155,875	—	(55,458)
U.S. Treasury 10-Year Note	2,575	03/2022	USD	335,957,031	2,402,224	—
U.S. Treasury 2-Year Note	1,366	03/2022	USD	298,022,783	—	(369,195)
U.S. Treasury 5-Year Note	4,364	03/2022	USD	527,941,721	1,619,424	—
U.S. Treasury 5-Year Note	215	03/2022	USD	26,009,961	—	(44,659)
U.S. Ultra Treasury Bond	1,007	03/2022	USD	198,504,875	1,820,776	—
U.S. Ultra Treasury Bond	50	03/2022	USD	9,856,250	—	(68,337)
Total					32,894,253	(580,272)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro FX	(193)	03/2022	USD	(27,508,531)	—	(231,779)
Japanese Yen	(400)	03/2022	USD	(43,490,000)	568,500	—
MSCI Singapore Index	(330)	01/2022	SGD	(11,224,950)	—	(55,253)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	(636)	03/2022	USD	(151,320,300)	—	(6,749,657)
S&P/TSX 60 Index	(220)	03/2022	CAD	(56,359,600)	—	(746,875)
SPI 200 Index	(34)	03/2022	AUD	(6,244,950)	—	(46,637)
Swiss Franc	(415)	03/2022	USD	(57,021,000)	—	(777,879)
U.S. Treasury 10-Year Note	(24)	03/2022	USD	(3,131,250)	—	(9,614)
U.S. Treasury Ultra 10-Year Note	(30)	03/2022	USD	(4,393,125)	—	(27,722)
U.S. Ultra Treasury Bond	(4)	03/2022	USD	(788,500)	—	(1,845)
Total					568,500	(8,647,261)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	1,858,810,200	3,900	3,500.00	12/16/2022	61,768,383	37,908,000
S&P 500 Index	JPMorgan	USD	1,977,964,700	4,150	3,400.00	12/16/2022	79,711,783	36,167,250
S&P 500 Index	JPMorgan	USD	714,927,000	1,500	3,700.00	12/15/2023	37,698,032	34,395,000
S&P 500 Index	JPMorgan	USD	667,265,200	1,400	3,600.00	12/15/2023	34,863,866	29,421,000
Total							214,042,064	137,891,250

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 37	Morgan Stanley	12/20/2026	1.000	Quarterly	0.494	USD	200,000,000	454,919	—	—	454,919	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $6,091,529, which represents 0.04% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(c)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	2,311,900,968	2,959,263,345	(2,577,693,092)	(61,873)	2,693,409,348	—	(212,112)	1,829,562	2,693,948,138
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	270,919,942	—	(24,081,300)	21,354,057	268,192,699	—	39,223,996	—	6,591,121
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	1,137,773,448	41	(276,933,708)	(12,940,025)	847,899,756	—	259,090,725	—	9,566,735
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	267,718,588	—	(169,670,344)	(98,048,244)	—	—	104,516,498	—	—
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	771,460,379	115,678,797	(40,620,225)	(81,814,730)	764,704,221	55,207,981	(639,720)	25,460,107	74,171,118
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	370,887,568	37,594,441	(34,511,664)	47,769,085	421,739,430	—	62,798,241	—	11,113,029
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	219,234,000	21,834,555	(2,016,322)	(5,086,536)	233,965,697	—	(98,725)	3,806,921	23,777,002
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	396,841,639	148,681,885	(25,638,850)	(45,963,331)	473,921,343	23,000,075	3,469,560	9,972,716	42,352,220
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	110,188,208	37,979	(15,712,638)	(7,023,439)	87,490,110	—	22,449,424	—	1,669,340
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	535,461,919	383,638,809	(4,185,790)	34,284,624	949,199,562	18,021,898	1,556,083	11,336,142	62,944,268
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	323,819,754	410,123,079	(38,452,313)	146,401,315	841,891,835	—	28,777,673	—	45,730,138
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	277,259,995	143,984,668	(39,140,913)	45,419,378	427,523,128	—	45,528,855	—	11,424,990
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	110,168,557	267	(25,230,878)	8,955,840	93,893,786	—	18,989,019	—	2,545,927
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	96,662,349	603,822	(25,204,066)	17,197,986	89,260,091	—	8,396,285	597,073	4,301,691
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	112,774,415	23,904,849	(18,245,717)	(31,904,629)	86,528,918	15,390,335	17,575,034	—	3,547,721
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	217,646,838	24,956,188	(816,589)	(10,847,190)	230,939,247	3,712,400	19,996	4,784,047	22,334,550
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	170,632,512	13,064,916	(725,436)	(8,625,334)	174,346,658	3,147,146	(10,920)	2,776,499	17,754,242
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	542,390,250	83,925,664	(13,192,328)	(22,466,514)	590,657,072	12,529,566	535,335	13,712,746	52,456,223
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	291,141,099	38,071,419	(299,742,946)	(29,469,572)	—	19,232,389	14,769,092	8,102,869	—
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	341,220,763	19,970,243	(23,255,892)	25,131,389	363,066,503	—	39,927,827	—	6,180,907
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	288,370,685	—	(135,534,488)	(152,836,197)	—	—	169,080,146	—	—
CTIVP® – MFS® Value Fund, Class 1 Shares
	213,535,754	137,877,493	(28,208,161)	50,305,343	373,510,429	—	30,039,107	—	9,860,360
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	352,374,205	24,869,796	(15,701,935)	(42,027,941)	319,514,125	—	31,958,207	—	5,325,235
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	245,820,279	112,334,644	(36,981,595)	50,562,883	371,736,211	—	31,818,353	—	11,034,022
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	724,238,216	105,521,130	(12,023,002)	(53,028,650)	764,707,694	33,763,187	562,902	10,694,305	71,201,834
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	146,377,272	—	(46,972,134)	(7,380,344)	92,024,794	—	40,953,937	—	2,129,711
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	149,245,500	33,225	(32,456,103)	(26,582,467)	90,240,155	—	41,253,717	—	1,884,321
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	864,076,368	81,314,438	(15,876,457)	(45,804,797)	883,709,552	22,463,656	148,586	12,603,465	79,470,283
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	418,223,046	424,842	(43,639,288)	41,492,998	416,501,598	—	58,283,978	—	11,527,860
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	712,697,382	123,139,500	(360,606,979)	37,578,261	512,808,164	—	29,295,707	13,142,130	37,789,843
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	252,864,882	65,663,325	(3,166,809)	14,399,265	329,760,663	14,469,211	774,514	200,924	22,524,635
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	247,696,817	138,103,539	(74,151,923)	20,321,568	331,970,001	—	(5,403,307)	4,609,377	32,803,360
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	232,798,408	14,955,064	(19,354,415)	(2,557,224)	225,841,833	—	23,835,221	—	5,921,391
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	186,613,338	43,955,015	(21,955,739)	33,726,502	242,339,116	—	15,157,347	—	6,453,771
Total	13,911,035,343			(89,568,543)	14,593,293,739	220,937,844	1,134,420,581	123,628,883

(e)	Non-income producing investment.
(f)	Represents a security purchased on a when-issued basis.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Abbreviation Legend
LIBOR	London Interbank Offered Rate
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	54,626,855	—	—	54,626,855
Equity Funds	—	—	—	7,782,932,907	7,782,932,907
Exchange-Traded Equity Funds	810,356,607	—	—	—	810,356,607
Exchange-Traded Fixed Income Funds	681,353,012	—	—	—	681,353,012
Fixed Income Funds	—	—	—	4,116,951,484	4,116,951,484
Residential Mortgage-Backed Securities - Agency	—	1,441,209,433	—	—	1,441,209,433
Options Purchased Puts	137,891,250	—	—	—	137,891,250
Money Market Funds	2,693,409,348	—	—	—	2,693,409,348
Total Investments in Securities	4,323,010,217	1,495,836,288	—	11,899,884,391	17,718,730,896
Investments in Derivatives
Asset
Futures Contracts	33,462,753	—	—	—	33,462,753
Swap Contracts	—	454,919	—	—	454,919
Liability
Futures Contracts	(9,227,533)	—	—	—	(9,227,533)
Total	4,347,245,437	1,496,291,207	—	11,899,884,391	17,743,421,035
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	17

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,676,399,577)	$2,987,545,907
Affiliated issuers (cost $11,647,935,015)	14,593,293,739
Options purchased (cost $214,042,064)	137,891,250
Cash collateral held at broker for:
TBA	1,771,000
Margin deposits on:
Futures contracts	93,994,060
Swap contracts	4,967,298
Receivable for:
Investments sold	11,134,798
Capital shares sold	1,612
Dividends	2,585,875
Interest	1,806,056
Foreign tax reclaims	1,438
Variation margin for futures contracts	4,648,741
Variation margin for swap contracts	40,454
Prepaid expenses	111,545
Total assets	17,839,793,773
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,442,596,808
Capital shares purchased	15,908,466
Variation margin for futures contracts	3,524,448
Management services fees	79,769
Distribution and/or service fees	112,271
Service fees	831,254
Compensation of board members	576,098
Compensation of chief compliance officer	3,022
Other expenses	68,449
Total liabilities	1,463,700,585
Net assets applicable to outstanding capital stock	$16,376,093,188
Represented by
Trust capital	$16,376,093,188
Total - representing net assets applicable to outstanding capital stock	$16,376,093,188
Class 1
Net assets	$11,154,605
Shares outstanding	595,623
Net asset value per share	$18.73
Class 2
Net assets	$16,364,938,583
Shares outstanding	878,748,363
Net asset value per share	$18.62
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$31,776,013
Dividends — affiliated issuers	123,628,883
Interest	1,735,770
Total income	157,140,666
Expenses:
Management services fees	28,974,290
Distribution and/or service fees
Class 2	40,699,123
Service fees	9,784,221
Compensation of board members	311,944
Custodian fees	50,335
Printing and postage fees	79,360
Audit fees	29,500
Legal fees	157,392
Interest on collateral	333,994
Compensation of chief compliance officer	2,829
Other	111,234
Total expenses	80,534,222
Net investment income	76,606,444
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,139,937
Investments — affiliated issuers	1,134,420,581
Capital gain distributions from underlying affiliated funds	220,937,844
Foreign currency translations	(764,076)
Futures contracts	194,584,833
Options purchased	(205,483,646)
Swap contracts	2,508,594
Net realized gain	1,348,344,067
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	58,775,215
Investments — affiliated issuers	(89,568,543)
Foreign currency translations	(1,365,719)
Futures contracts	6,935,924
Options purchased	(45,159,623)
Swap contracts	(240,612)
Net change in unrealized appreciation (depreciation)	(70,623,358)
Net realized and unrealized gain	1,277,720,709
Net increase in net assets resulting from operations	$1,354,327,153
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	19

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$76,606,444	$75,321,478
Net realized gain	1,348,344,067	695,904,185
Net change in unrealized appreciation (depreciation)	(70,623,358)	709,813,180
Net increase in net assets resulting from operations	1,354,327,153	1,481,038,843
Decrease in net assets from capital stock activity	(824,111,038)	(866,247,727)
Total increase in net assets	530,216,115	614,791,116
Net assets at beginning of year	15,845,877,073	15,231,085,957
Net assets at end of year	$16,376,093,188	$15,845,877,073

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	362,865	6,635,428	202,192	3,183,309
Redemptions	(15,595)	(287,069)	(24,199)	(380,912)
Net increase	347,270	6,348,359	177,993	2,802,397
Class 2
Subscriptions	2,671,476	47,602,993	2,103,345	33,682,124
Redemptions	(48,622,556)	(878,062,390)	(58,737,846)	(902,732,248)
Net decrease	(45,951,080)	(830,459,397)	(56,634,501)	(869,050,124)
Total net decrease	(45,603,810)	(824,111,038)	(56,456,508)	(866,247,727)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

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Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$17.18	0.13	1.42	1.55
Year Ended 12/31/2020	$15.53	0.13	1.52	1.65
Year Ended 12/31/2019(d)	$14.19	0.13	1.21	1.34
Class 2
Year Ended 12/31/2021	$17.13	0.08	1.41	1.49
Year Ended 12/31/2020	$15.52	0.08	1.53	1.61
Year Ended 12/31/2019	$13.36	0.18	1.98	2.16
Year Ended 12/31/2018	$14.19	0.13	(0.96)	(0.83)
Year Ended 12/31/2017	$12.41	0.09	1.69	1.78

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$18.73	9.02%	0.25%(c)	0.25%(c)	0.69%	184%	$11,155
Year Ended 12/31/2020	$17.18	10.63%	0.25%	0.25%	0.82%	163%	$4,268
Year Ended 12/31/2019(d)	$15.53	9.44%	0.24%(e)	0.24%(e)	1.01%(e)	138%	$1,093
Class 2
Year Ended 12/31/2021	$18.62	8.70%	0.49%(c)	0.49%(c)	0.47%	184%	$16,364,939
Year Ended 12/31/2020	$17.13	10.37%	0.50%	0.50%	0.51%	163%	$15,841,609
Year Ended 12/31/2019	$15.52	16.17%	0.49%	0.49%	1.25%	138%	$15,229,993
Year Ended 12/31/2018	$13.36	(5.85%)	0.49%	0.49%	0.90%	92%	$13,743,943
Year Ended 12/31/2017	$14.19	14.34%	0.47%	0.47%	0.69%	98%	$14,678,387
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	23

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov. or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may
24	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to
26	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
28	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	454,919*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	22,826,336*
Equity risk	Investments, at value — Options Purchased	137,891,250
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	2,816,573*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	7,819,844*
Total		171,808,922

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	7,641,045*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	1,009,658*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	576,830*
Total		9,227,533

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	2,508,594	2,508,594
Equity risk	317,994,478	(205,483,646)	—	112,510,832
Foreign exchange risk	(27,774,373)	—	—	(27,774,373)
Interest rate risk	(95,635,272)	—	—	(95,635,272)
Total	194,584,833	(205,483,646)	2,508,594	(8,390,219)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(240,612)	(240,612)
Equity risk	1,229,099	(45,159,623)	—	(43,930,524)
Foreign exchange risk	(4,602,469)	—	—	(4,602,469)
Interest rate risk	10,309,294	—	—	10,309,294
Total	6,935,924	(45,159,623)	(240,612)	(38,464,311)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	3,544,845,034
Futures contracts — short	251,579,236
Credit default swap contracts — sell protection	200,000,000

Derivative instrument	Average value ($)*
Options contracts — purchased	186,597,411

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
30	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	40,454	40,454
Options purchased puts	137,891,250	-	137,891,250
Total assets	137,891,250	40,454	137,931,704
Total financial and derivative net assets	137,891,250	40,454	137,931,704
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	137,891,250	40,454	137,931,704

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
December 31, 2021
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
32	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2021 was 0.18% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.80%
Class 2	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
34	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $27,594,036,152 and $28,198,642,441, respectively, for the year ended December 31, 2021, of which $24,635,540,291 and $24,399,915,324, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
36	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Managed Volatility Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
40	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
42	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2021

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Variable Portfolio – Managed Volatility Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6538 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Select Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Small Cap Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	30.93	10.56	12.99
Class 2	05/03/10	30.62	10.30	12.72
Class 3	09/15/99	30.80	10.44	12.86
Russell 2000 Value Index		28.27	9.07	12.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	98.1
Money Market Funds	1.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	3.5
Consumer Discretionary	8.6
Consumer Staples	1.9
Energy	4.3
Financials	26.7
Health Care	7.9
Industrials	16.3
Information Technology	12.8
Materials	7.4
Real Estate	9.0
Utilities	1.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 30.62%. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 28.27% for the same time period.
Market overview
U.S. equities posted strong gains in 2021. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility.
All eleven sectors within the benchmark delivered positive gains for the period. The energy, consumer discretionary, communication services, real estate and materials sectors delivered the strongest gains, outperforming the overall benchmark’s return for the period. The health care sector lagged most, followed by utilities, consumer staples and information technology.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was driven primarily by strong stock selection, particularly within the information technology and health care sectors.
•	Sector allocations also contributed to the Fund’s performance, most notably the Fund’s relative underweight to the poorly performing health care sector and the Fund’s weighting in the communication services sector, which performed strongly for the period.
•	Strong performers within the information technology space included Extreme Networks, Inc. and Kulicke & Soffa Industries, Inc.
○	Shares in Extreme Networks, Inc. a company which provides software-driven networking solutions to clients across a range of industries, climbed after reporting earnings that beat on both the top and bottom line. The company reported these impressive results despite supply constraints, as demand within their sports and entertainment and retail lines rebounded and their cloud business continued to grow.
○	Shares in semiconductor company Kulicke & Soffa Industries, Inc. rose, as there continued to be stronger-than-expected demand from its general semiconductor, auto and LED end markets.
•	Devon Energy Corp., an oil exploration and production company, was another strong contributor to overall relative performance. The company reported better-than-expected results during the period, driven by higher production and lower operating costs. The company continued to generate what we believe to be impressive amounts of free cash flow and we think the company remains committed to returning cash to shareholders through their pioneering variable dividend.
•	Within materials, the construction materials company Summit Materials, Inc. was a notable outperformer for the Fund. The company, which supplies concrete, cement and asphalt, posted solid results driven by volume increases. The potential for an infrastructure bill also drove the stock higher.
•	The Fund’s position in Axos Financial, Inc. a leader in digital banking, was a notable contributor within financials. Shares in the bank were buoyed by the rise in rates and steepening yield curve during the period. The company also closed on their acquisition of E*TRADE Advisor Services.
The Fund’s notable detractors during the period
•	Stock selection within the consumer discretionary sector weighed most on the Fund’s performance versus its benchmark during the period.
•	An underweight to the energy sector, the strongest performing sector within the benchmark, also detracted from relative results, as did the Fund’s cash position during the period.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Individual detractors from relative performance included a Fund position in power generator manufacturing company Bloom Energy Corp. The company reported earnings that saw lower-than-expected revenue and gross margin numbers. However, the company maintained their yearly guidance, and the potential for their green hydrogen-powered fuel cells continued to be high.
•	The biggest detractor from relative performance was a lack of exposure to video game retailer GameStop Corp. Shares in GameStop skyrocketed during the first quarter of 2021, as retail investors from internet forums such as Reddit piled into the stock, causing an unprecedented short squeeze that led to significant losses for some notable hedge funds. The Fund was not invested in GameStop, which by the end of the first quarter was up over 900% and became one of the largest names in the benchmark. We are fundamental investors and believe that stock prices track fundamentals over the long-term, and so were not invested in the name.
•	Other notable detractors included LHC Group, Inc., a leading provider of in-home health care services. The company reported first quarter earnings that were comfortably above consensus expectations and capped off a strong 2020. However, forward guidance was lower than expected due to COVID-19 and weather-related headwinds.
•	Within materials, the Fund’s position in specialty metals company Allegheny Technologies, Inc. was a notable detractor from relative results. The company reported lower-than-expected numbers during the third quarter of 2021, as the impact of a workers’ strike at many of their plants weighed on results. However, the company reached a new agreement with the United Steelworkers union to end the strike. The slower to recover aerospace business due to the COVID-19 pandemic also weighed on sentiment, but we believe should recover as the pandemic fades and travel resumes.
•	Also detracting from returns was a position in PROG Holdings, Inc. PROG provides retail sales and lease ownership of furniture, appliances, electronics and accessories, partnering with retail brands to provide virtual lease-to-own solutions. Shares have been under pressure since the company spun off from Aaron’s. However, they announced a $300 million share repurchase authorization during the first quarter of 2021.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,047.70	1,020.92	4.39	4.33	0.85
Class 2	1,000.00	1,000.00	1,046.60	1,019.66	5.67	5.60	1.10
Class 3	1,000.00	1,000.00	1,047.50	1,020.27	5.06	4.99	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 3.5%
Media 1.9%
iHeartMedia, Inc., Class A(a)	96,778	2,036,209
Wireless Telecommunication Services 1.6%
Telephone and Data Systems, Inc.	88,747	1,788,252
Total Communication Services		3,824,461
Consumer Discretionary 8.5%
Auto Components 0.9%
Motorcar Parts of America, Inc.(a)	56,420	963,089
Hotels, Restaurants & Leisure 4.4%
Penn National Gaming, Inc.(a)	17,536	909,242
Six Flags Entertainment Corp.(a)	40,195	1,711,503
Texas Roadhouse, Inc.	25,239	2,253,338
Total		4,874,083
Household Durables 1.5%
KB Home	35,494	1,587,647
Textiles, Apparel & Luxury Goods 1.7%
Kontoor Brands, Inc.	37,022	1,897,377
Total Consumer Discretionary		9,322,196
Consumer Staples 1.8%
Food Products 1.8%
Nomad Foods Ltd.(a)	79,968	2,030,388
Total Consumer Staples		2,030,388
Energy 4.2%
Energy Equipment & Services 1.4%
Patterson-UTI Energy, Inc.	190,199	1,607,181
Oil, Gas & Consumable Fuels 2.8%
Devon Energy Corp.	54,634	2,406,628
Renewable Energy Group, Inc.(a)	14,809	628,494
Total		3,035,122
Total Energy		4,642,303
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 26.2%
Banks 12.2%
First Hawaiian, Inc.	71,929	1,965,819
Huntington Bancshares, Inc.	136,580	2,106,064
OceanFirst Financial Corp.	68,755	1,526,361
Pacific Premier Bancorp, Inc.	84,030	3,363,721
Popular, Inc.	29,618	2,429,861
Stock Yards Bancorp, Inc.	31,733	2,027,104
Total		13,418,930
Consumer Finance 1.2%
PROG Holdings, Inc.(a)	29,618	1,336,068
Insurance 5.7%
CNO Financial Group, Inc.	72,987	1,740,010
Hanover Insurance Group, Inc. (The)	16,876	2,211,769
Lincoln National Corp.	33,108	2,259,952
Total		6,211,731
Mortgage Real Estate Investment Trusts (REITS) 0.8%
Ladder Capital Corp., Class A	70,273	842,573
Thrifts & Mortgage Finance 6.3%
Axos Financial, Inc.(a)	73,369	4,102,061
Radian Group, Inc.	134,721	2,846,654
Total		6,948,715
Total Financials		28,758,017
Health Care 7.8%
Biotechnology 0.5%
Ligand Pharmaceuticals, Inc.(a)	3,702	571,811
Health Care Equipment & Supplies 3.5%
CONMED Corp.	13,751	1,949,342
LivaNova PLC(a)	21,156	1,849,669
Total		3,799,011
Health Care Providers & Services 0.7%
LHC Group, Inc.(a)	5,818	798,404
Life Sciences Tools & Services 3.1%
Syneos Health, Inc.(a)	32,791	3,366,980
Total Health Care		8,536,206
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 16.0%
Aerospace & Defense 1.5%
Curtiss-Wright Corp.	11,898	1,649,896
Airlines 1.0%
Spirit Airlines, Inc.(a)	48,658	1,063,177
Building Products 1.9%
Zurn Water Solutions Corp.	56,768	2,066,355
Commercial Services & Supplies 1.8%
Waste Connections, Inc.	14,068	1,917,047
Electrical Equipment 2.8%
Bloom Energy Corp., Class A(a)	42,700	936,411
Regal Rexnord Corp.	12,657	2,153,968
Total		3,090,379
Machinery 3.1%
ITT, Inc.	20,098	2,053,815
Kennametal, Inc.	38,080	1,367,453
Total		3,421,268
Professional Services 1.3%
CACI International, Inc., Class A(a)	5,487	1,477,155
Road & Rail 2.6%
Knight-Swift Transportation Holdings, Inc.	46,902	2,858,208
Total Industrials		17,543,485
Information Technology 12.6%
Communications Equipment 5.9%
Extreme Networks, Inc.(a)	263,400	4,135,380
Viavi Solutions, Inc.(a)	132,200	2,329,364
Total		6,464,744
IT Services 1.9%
EPAM Systems, Inc.(a)	3,175	2,122,329
Semiconductors & Semiconductor Equipment 4.8%
Kulicke & Soffa Industries, Inc.	34,577	2,093,291
MACOM Technology Solutions Holdings, Inc.(a)	40,000	3,132,000
Total		5,225,291
Total Information Technology		13,812,364
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 7.2%
Chemicals 1.9%
Minerals Technologies, Inc.	28,531	2,087,043
Construction Materials 2.5%
Summit Materials, Inc., Class A(a)	69,565	2,792,339
Containers & Packaging 1.6%
O-I Glass, Inc.(a)	142,884	1,718,895
Metals & Mining 1.2%
Allegheny Technologies, Inc.(a)	84,622	1,348,028
Total Materials		7,946,305
Real Estate 8.8%
Equity Real Estate Investment Trusts (REITS) 8.8%
Apple Hospitality REIT, Inc.	130,000	2,099,500
First Industrial Realty Trust, Inc.	31,733	2,100,725
Gaming and Leisure Properties, Inc.	37,990	1,848,593
Outfront Media, Inc.	90,000	2,413,800
Physicians Realty Trust	63,467	1,195,084
Total		9,657,702
Total Real Estate		9,657,702
Utilities 1.6%
Electric Utilities 1.6%
Portland General Electric Co.	32,897	1,740,909
Total Utilities		1,740,909
Total Common Stocks (Cost $72,259,925)		107,814,336

Money Market Funds 1.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	2,079,601	2,079,185
Total Money Market Funds (Cost $2,079,255)		2,079,185
Total Investments in Securities (Cost: $74,339,180)		109,893,521
Other Assets & Liabilities, Net		(74,511)
Net Assets		109,819,010

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	1,436,506	23,906,767	(23,264,018)	(70)	2,079,185	(38)	1,747	2,079,601
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	3,824,461	—	—	3,824,461
Consumer Discretionary	9,322,196	—	—	9,322,196
Consumer Staples	2,030,388	—	—	2,030,388
Energy	4,642,303	—	—	4,642,303
Financials	28,758,017	—	—	28,758,017
Health Care	8,536,206	—	—	8,536,206
Industrials	17,543,485	—	—	17,543,485
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	13,812,364	—	—	13,812,364
Materials	7,946,305	—	—	7,946,305
Real Estate	9,657,702	—	—	9,657,702
Utilities	1,740,909	—	—	1,740,909
Total Common Stocks	107,814,336	—	—	107,814,336
Money Market Funds	2,079,185	—	—	2,079,185
Total Investments in Securities	109,893,521	—	—	109,893,521
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $72,259,925)	$107,814,336
Affiliated issuers (cost $2,079,255)	2,079,185
Receivable for:
Capital shares sold	1,487
Dividends	93,316
Expense reimbursement due from Investment Manager	474
Prepaid expenses	7,131
Total assets	109,995,929
Liabilities
Payable for:
Capital shares purchased	89,529
Management services fees	2,618
Distribution and/or service fees	495
Service fees	12,941
Compensation of board members	52,643
Compensation of chief compliance officer	20
Audit fees	14,750
Other expenses	3,923
Total liabilities	176,919
Net assets applicable to outstanding capital stock	$109,819,010
Represented by
Trust capital	$109,819,010
Total - representing net assets applicable to outstanding capital stock	$109,819,010
Class 1
Net assets	$6,363,659
Shares outstanding	177,897
Net asset value per share	$35.77
Class 2
Net assets	$41,124,616
Shares outstanding	1,182,747
Net asset value per share	$34.77
Class 3
Net assets	$62,330,735
Shares outstanding	1,766,465
Net asset value per share	$35.29
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$1,486,875
Dividends — affiliated issuers	1,747
Foreign taxes withheld	(7,209)
Total income	1,481,413
Expenses:
Management services fees	898,356
Distribution and/or service fees
Class 2	92,199
Class 3	73,950
Service fees	81,837
Compensation of board members	24,601
Custodian fees	3,010
Printing and postage fees	13,504
Audit fees	29,500
Legal fees	10,982
Compensation of chief compliance officer	21
Other	9,276
Total expenses	1,237,236
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(190,876)
Total net expenses	1,046,360
Net investment income	435,053
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,705,431
Investments — affiliated issuers	(38)
Net realized gain	6,705,393
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	18,264,964
Investments — affiliated issuers	(70)
Net change in unrealized appreciation (depreciation)	18,264,894
Net realized and unrealized gain	24,970,287
Net increase in net assets resulting from operations	$25,405,340
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$435,053	$235,792
Net realized gain	6,705,393	5,348,925
Net change in unrealized appreciation (depreciation)	18,264,894	303,411
Net increase in net assets resulting from operations	25,405,340	5,888,128
Increase (decrease) in net assets from capital stock activity	1,637,478	(6,884,878)
Total increase (decrease) in net assets	27,042,818	(996,750)
Net assets at beginning of year	82,776,192	83,772,942
Net assets at end of year	$109,819,010	$82,776,192

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	226,494	7,733,265	80,979	1,724,716
Redemptions	(208,193)	(7,074,331)	(92,412)	(2,015,631)
Net increase (decrease)	18,301	658,934	(11,433)	(290,915)
Class 2
Subscriptions	253,344	8,281,484	170,210	3,457,019
Redemptions	(175,559)	(5,714,130)	(163,785)	(3,637,796)
Net increase (decrease)	77,785	2,567,354	6,425	(180,777)
Class 3
Subscriptions	112,840	3,719,235	31,271	681,424
Redemptions	(162,272)	(5,308,045)	(342,975)	(7,094,610)
Net decrease	(49,432)	(1,588,810)	(311,704)	(6,413,186)
Total net increase (decrease)	46,654	1,637,478	(316,712)	(6,884,878)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

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Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$27.32	0.20	8.25	8.45
Year Ended 12/31/2020	$25.02	0.11	2.19	2.30
Year Ended 12/31/2019	$21.25	0.16	3.61	3.77
Year Ended 12/31/2018	$24.31	0.11	(3.17)	(3.06)
Year Ended 12/31/2017	$21.65	(0.02)	2.68	2.66
Class 2
Year Ended 12/31/2021	$26.62	0.11	8.04	8.15
Year Ended 12/31/2020	$24.44	0.05	2.13	2.18
Year Ended 12/31/2019	$20.81	0.10	3.53	3.63
Year Ended 12/31/2018	$23.87	0.05	(3.11)	(3.06)
Year Ended 12/31/2017	$21.30	0.04	2.53	2.57
Class 3
Year Ended 12/31/2021	$26.98	0.15	8.16	8.31
Year Ended 12/31/2020	$24.74	0.08	2.16	2.24
Year Ended 12/31/2019	$21.04	0.14	3.56	3.70
Year Ended 12/31/2018	$24.10	0.08	(3.14)	(3.06)
Year Ended 12/31/2017	$21.48	0.06	2.56	2.62

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$35.77	30.93%	1.04%	0.85%	0.59%	16%	$6,364
Year Ended 12/31/2020	$27.32	9.19%	1.09%	0.86%	0.49%	28%	$4,360
Year Ended 12/31/2019	$25.02	17.74%	1.05%	0.88%	0.68%	21%	$4,280
Year Ended 12/31/2018	$21.25	(12.59%)	1.04%	0.88%	0.43%	13%	$3,163
Year Ended 12/31/2017	$24.31	12.29%	1.02%	0.89%	(0.09%)	23%	$4,111
Class 2
Year Ended 12/31/2021	$34.77	30.62%	1.29%	1.10%	0.34%	16%	$41,125
Year Ended 12/31/2020	$26.62	8.92%	1.34%	1.11%	0.25%	28%	$29,417
Year Ended 12/31/2019	$24.44	17.44%	1.30%	1.13%	0.44%	21%	$26,851
Year Ended 12/31/2018	$20.81	(12.82%)	1.29%	1.13%	0.20%	13%	$24,086
Year Ended 12/31/2017	$23.87	12.06%	1.29%	1.14%	0.19%	23%	$28,050
Class 3
Year Ended 12/31/2021	$35.29	30.80%	1.16%	0.98%	0.45%	16%	$62,331
Year Ended 12/31/2020	$26.98	9.05%	1.21%	0.99%	0.37%	28%	$48,999
Year Ended 12/31/2019	$24.74	17.59%	1.18%	1.00%	0.57%	21%	$52,643
Year Ended 12/31/2018	$21.04	(12.70%)	1.17%	1.01%	0.33%	13%	$51,927
Year Ended 12/31/2017	$24.10	12.20%	1.16%	1.02%	0.25%	23%	$67,684
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
20	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.08% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.85%
Class 2	1.10
Class 3	0.975
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,480,494 and $16,001,629, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are
22	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 82.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
26	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
30	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2021	31

Columbia Variable Portfolio – Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6484 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Balanced Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Balanced Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Balanced Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks maximum total investment return through a combination of capital growth and current income.
Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 2011
Jason Callan
Portfolio Manager
Managed Fund since 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1*	06/25/14	14.88	12.44	11.56
Class 2*	06/25/14	14.62	12.18	11.31
Class 3	04/30/86	14.74	12.29	11.43
Blended Benchmark		15.86	12.62	11.14
S&P 500 Index		28.71	18.47	16.55
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.90
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Balanced Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Asset-Backed Securities — Non-Agency	6.4
Commercial Mortgage-Backed Securities - Non-Agency	5.1
Common Stocks	60.1
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	6.1
Exchange-Traded Equity Funds	0.8
Foreign Government Obligations	0.0(a)
Money Market Funds	5.9
Residential Mortgage-Backed Securities - Agency	5.3
Residential Mortgage-Backed Securities - Non-Agency	10.0
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	12.0
Consumer Discretionary	9.4
Consumer Staples	4.5
Energy	3.0
Financials	10.1
Health Care	13.6
Industrials	8.4
Information Technology	32.8
Materials	3.1
Real Estate	1.3
Utilities	1.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, Class 3 shares of the Fund returned 14.74%. The Fund underperformed its Blended Benchmark, which returned 15.86% for the same time period. The Fund’s equity benchmark, the S&P 500 Index, returned 28.71% and the Fund’s fixed-income benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -1.54% for the 12-month period.
Market overview
U.S. equities displayed remarkable resilience during the year, finishing with a solid gain despite a number of potential headwinds. Investors had to contend with the emergence of the Omicron variant of COVID-19, which was contagious enough to raise concerns that a new wave of lockdowns could be necessary. The markets also faced a major shift in U.S. Federal Reserve (Fed) policy. Whereas the Fed had previously viewed rising inflation as a transitory development, continued price pressures caused the central bank to announce the tapering of its stimulative quantitative easing program. In addition, it began to prepare the financial markets for the likelihood of multiple interest rate increases in 2022. The failure of the Build Back Better bill removed a source of anticipated fiscal stimulus. Nevertheless, most major U.S. indices closed the year at or near their all-time highs on the strength of robust investment inflows and the lack of compelling total return potential in bonds.
Investors continued to search for yield in the low interest rate environment, which helped most spread sectors outperform Treasuries over the year. Broadly speaking, the best performing sectors within the fixed-income benchmark on an excess return basis included lower rated (A and BBB rated) commercial mortgage-backed securities (CMBS), BBB rated corporates and longer maturity (10-25 years) corporates. Meanwhile, underperformers included fixed rate agency mortgage-backed securities (MBS), U.S. agencies and sovereigns.
The Fed’s monetary policy, including keeping short term rates at zero and its monthly asset purchases, continued to help provide liquidity and stability in financial markets. In 2021, interest rates increased across the curve with shorter maturity yields rising in anticipation of future interest rate hikes. Over the 12-month period, spreads for lower quality corporates (BBB rated) tightened by more than spreads for higher quality corporates. Lower quality corporates outperformed higher quality corporates in 2021.
The Fund’s notable detractors during the period
In the equity portion
•	The Fund’s relative underperformance was driven by a combination of stock selection and sector allocation during the period.
•	From an allocation perspective, overweights to the communication services and materials sectors hurt relative performance as both sectors underperformed the benchmark during the period.
•	An underweight to the strong performing real estate sector also detracted.
•	The industrials sector was the weakest sector for the Fund, driven primarily by stock selection, most notably Fund holdings in Uber Technologies, Southwest Airlines, Co. and Honeywell International Inc.
•	Health care was also an area of detraction. Fund holdings that weighed on relative performance included biotech companies Biogen, Inc., BioMarin Pharmaceutical, Inc. and Vertex Pharmaceuticals, Inc., health care equipment companies Dentsply Sirona, Inc. and Medtronic PLC, and pharmaceutical giant Johnson & Johnson.
•	Activision Blizzard, Inc. and T-Mobile USA, Inc., both within the communication services sector, were among the Fund’s largest top detractors during the period.
•	Within the consumer staples sector, Coca-Cola Company and Sysco Corporation disappointed during the period.
•	Within consumer discretionary, the Fund’s large holding in Amazon.com weighed on results, as did holdings in retailers Dollar Tree, Inc. and Gap, Inc.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
In the fixed-income portion
•	The primary detractor from performance in the fixed-income portion of the Fund during the period was yield curve positioning.
The Fund’s notable contributors during the period
In the equity portion
•	The Fund’s overweight allocations to the financials and energy sectors contributed to performance versus the benchmark.
•	Underweight allocations to the utilities and consumer staples sectors also added to relative results.
•	The information technology sector was the Fund’s strongest area of contribution, with the Fund’s performance driven by strong stock selection. Fund holdings that delivered strong results for the Fund included software companies Intuit, Inc., Microsoft Corp. and Palo Alto Networks. Semiconductor and semiconductor equipment companies NVIDIA Corp., Lam Research Corp., and Marvell Technology were also strong contributors to Fund performance.
•	Within energy, all three of the Fund’s holdings, Canadian Natural Resources Limited, Chevron and EOG Resources, Inc., benefited Fund performance versus the benchmark.
•	Within the financials sector notable contributors included Morgan Stanley, Bank of America Corp. and American Express.
•	Google parent Alphabet Inc., in the communications sector, was one of the Fund’s top individual contributors during the period.
In the fixed-income portion
•	Allocations to spread sectors generally benefited performance in the fixed-income portion of the Fund for the 12-month period ending December 2021.
○	The Fund’s non-agency collateralized mortgage obligation (CMO) exposure had the greatest contribution to total return.
○	The Fund had overweight positions in asset-backed securities (ABS) and non-agency CMBS, both of which provided material contributions to total return in 2021.
•	High-yield corporate bond exposure was also additive to performance.
•	The fixed-income portion of the Fund was underweight in agency residential mortgage-backed securities (RMBS), which benefited performance as spreads widened and the sector posted negative excess returns.
•	Security selection was additive to performance within the ABS, investment-grade corporate, non-agency CMBS and agency RMBS sectors.
•	The Fund maintained a shorter duration versus the benchmark for the majority of the year, which benefited performance as yields increased. In 2021, the 10-year Treasury yield increased approximately 60 basis points (bps; a basis point is 1/100 of a percent) from 0.91% to 1.51%.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,044.80	1,021.42	3.87	3.82	0.75
Class 2	1,000.00	1,000.00	1,043.40	1,020.16	5.15	5.09	1.00
Class 3	1,000.00	1,000.00	1,044.00	1,020.82	4.48	4.43	0.87
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 6.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	2,875,000	2,911,450
Subordinated Series 2021-1 Class C
03/15/2027	0.830%	1,300,000	1,293,922
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	600,000	590,746
Apidos CLO XI(a),(b)
Series 2012-11A Class BR3
3-month USD LIBOR + 1.650% Floor 1.650% 04/17/2034	1.772%	1,925,000	1,916,844
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	1.282%	900,000	897,141
Aqua Finance Trust(a)
Series 2021-A Class A
07/17/2046	1.540%	839,876	830,833
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	1.574%	550,000	546,706
Avant Loans Funding Trust(a)
Series 2019-B Class B
10/15/2026	3.150%	83,546	83,591
Series 2020-REV1 Class A
05/15/2029	2.170%	3,300,000	3,305,446
Series 2020-REV1 Class B
05/15/2029	2.680%	530,000	529,710
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	325,000	322,387
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-7A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 01/22/2035	2.016%	2,425,000	2,423,150
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	1.824%	3,450,000	3,450,193
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Basswood Park CLO Ltd.(a),(b)
Series 2021-1A Class A
3-month USD LIBOR + 1.000% Floor 1.000% 04/20/2034	1.211%	1,025,000	1,017,186
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	1.272%	1,850,000	1,850,006
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	1.582%	3,425,000	3,416,677
Carmax Auto Owner Trust
Subordinated Series 2021-1 Class C
12/15/2026	0.940%	275,000	268,732
Carvana Auto Receivables Trust(a)
Subordinated Series 2019-3A Class C
10/15/2024	2.710%	950,000	959,286
Cascade Funding Mortgage Trust(a)
CMO Series 2021-GRN1 Class A
03/20/2041	1.100%	981,325	970,500
Consumer Loan Underlying Bond Club Certificate Issuer Trust(a)
Series 2019-HP1 Class A
12/15/2026	2.590%	262,721	263,362
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Subordinated Series 2019-P2 Class B
10/15/2026	2.830%	296,098	296,607
Crossroads Asset Trust(a)
Subordinated Series 2021-A Class B
06/20/2025	1.120%	175,000	173,902
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class D
05/15/2028	3.050%	225,000	229,825
Subordinated Series 2021-2 Class D
03/15/2029	1.390%	3,410,000	3,332,785
Dryden CLO Ltd.(a),(b)
Series 2018-55A Class A1
3-month USD LIBOR + 1.020% 04/15/2031	1.144%	1,300,000	1,300,205
Dryden Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	1.094%	2,100,000	2,100,533
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	1.674%	950,000	950,198
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	1,600,000	1,638,034
Series 2020-2A Class D
03/16/2026	4.730%	125,000	131,722
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	1,400,000	1,424,664
Subordinated Series 2020-3A Class D
06/15/2026	1.840%	975,000	971,962
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	1,425,000	1,446,445
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	1,100,000	1,122,571
Subordinated Series 2020-2A Class D
04/15/2026	4.730%	350,000	366,373
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	600,000	604,381
Subordinated Series 2021-1A Class D
11/16/2026	1.080%	1,125,000	1,112,693
Subordinated Series 2021-3A Class D
06/15/2027	1.550%	3,960,000	3,892,470
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	352,809	361,669
Foursight Capital Automobile Receivables Trust(a)
Subordinated Series 2021-1 Class D
03/15/2027	1.320%	800,000	788,547
Freed ABS Trust(a)
Subordinated Series 2021-1CP Class C
03/20/2028	2.830%	100,000	100,841
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-1A Class C
11/17/2025	2.720%	1,500,000	1,520,410
GoldentTree Loan Management US CLO 1 Ltd.(a),(b)
Series 2021-10A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 07/20/2034	1.232%	1,425,000	1,422,607
Hilton Grand Vacations Trust(a)
Series 2018-AA Class A
02/25/2032	3.540%	264,873	272,436
Series 2019-AA Class A
07/25/2033	2.340%	623,277	634,346
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	1.582%	4,075,000	4,076,475
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2020-REV1 Class B
10/15/2028	4.494%	1,575,000	1,600,981
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	758,580	754,868
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/19/2033	1.274%	475,000	474,999
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class B1
3-month USD LIBOR + 1.800% Floor 1.800% 10/15/2032	1.924%	3,600,000	3,600,184
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% 10/15/2031	1.224%	2,150,000	2,150,103
Marlette Funding Trust(a)
Series 2019-3A Class B
09/17/2029	3.070%	830,028	832,393
Subordinated Series 2019-2A Class B
07/16/2029	3.530%	324,580	325,753
MVW Owner Trust(a)
Series 2016-1A Class A
12/20/2033	2.250%	122,562	123,377
Series 2017-1A Class A
12/20/2034	2.420%	560,115	565,858
NRZ Advance Receivables Trust(a)
Series 2020-T3 Class AT3
10/15/2052	1.317%	1,080,000	1,078,421
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2030	1.982%	3,525,000	3,512,246
Octane Receivables Trust(a)
Series 2019-1A Class A
09/20/2023	3.160%	82,503	82,833
Series 2020-1A Class A
02/20/2025	1.710%	1,628,596	1,632,226

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OHA Credit Funding Ltd.(a),(b)
Series 2019-4A Class AR
3-month USD LIBOR + 1.150% Floor 1.150% 10/22/2036	1.278%	1,375,000	1,375,245
Series 2021-8A Class A
3-month USD LIBOR + 1.190% Floor 1.190% 01/18/2034	1.378%	650,000	650,341
Pagaya AI Debt Selection Trust(a),(c),(d)
Series 2021-5 Class A
08/15/2029	1.530%	1,825,000	1,827,435
Race Point IX CLO Ltd.(a),(b)
Series 2015-9A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/15/2030	0.574%	1,900,000	1,900,023
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	1,075,000	1,072,009
Santander Consumer Auto Receivables Trust(a)
Subordinated Series 2021-AA Class C
11/16/2026	1.030%	200,000	196,666
Subordinated Series 2021-AA Class D
01/15/2027	1.570%	175,000	172,945
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	925,000	937,295
Subordinated Series 2020-3 Class D
11/16/2026	1.640%	3,025,000	3,044,831
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	1,275,000	1,298,848
Series 2020-1A Class C
08/21/2028	2.600%	800,000	810,153
Sierra Timeshare Receivables Funding LLC(a)
Series 2018-2A Class A
06/20/2035	3.500%	190,625	195,947
Series 2018-3A Class A
09/20/2035	3.690%	132,510	136,599
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	83,368	83,677
Theorem Funding Trust(a)
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	700,000	692,100
United Auto Credit Securitization Trust(a)
Series 2020-1 Class D
02/10/2025	2.880%	1,075,000	1,087,143
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Pass-Through Trust(a),(d)
Series 2021-ST10 Class A
01/20/2030	2.250%	3,350,000	3,350,000
Upstart Pass-Through Trust(a)
Series 2021-ST2 Class A
04/20/2027	2.500%	255,624	256,401
Series 2021-ST7 Class A
09/20/2029	1.850%	911,164	903,303
Series 2021-ST9 Class A
11/20/2029	1.700%	433,743	430,285
Upstart Securitization Trust(a)
Series 2020-2 Class A
11/20/2030	2.309%	661,145	665,846
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	425,000	422,420
Subordinated Series 2021-3 Class B
07/20/2031	1.660%	425,000	419,465
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	304,196	313,060
Total Asset-Backed Securities — Non-Agency (Cost $96,990,037)			97,096,848

Commercial Mortgage-Backed Securities - Non-Agency 5.4%

1211 Avenue of the Americas Trust(a)
Series 2015-1211 Class A1A2
08/10/2035	3.901%	1,275,000	1,356,699
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	1,136,434	1,178,254
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,257,222	1,313,829
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,161,724	1,217,186
Series 2015-SFR2 Class A
10/17/2052	3.732%	691,299	725,944
AMSR Trust(a)
Series 2020-SFR2 Class C
07/17/2037	2.533%	500,000	503,390
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.300% Floor 1.300% 05/15/2035	1.560%	2,625,000	2,611,890
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	1.360%	1,150,000	1,143,538

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	1.610%	625,000	617,974
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	1,325,000	1,372,891
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	1.360%	2,375,000	2,373,529
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class C
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2036	1.360%	977,500	976,011
BX Mortgage Trust(a),(b)
Series 2021-PAC Class D
1-month USD LIBOR + 1.298% Floor 1.298% 10/15/2036	1.388%	2,175,000	2,171,016
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	1.697%	699,000	686,806
Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	1.997%	622,000	608,041
CIM Retail Portfolio Trust(a),(b)
Series 2021-RETL Class D
1-month USD LIBOR + 3.050% Floor 3.050% 08/15/2036	3.160%	3,825,000	3,786,771
CLNY Trust(a),(b)
Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	2.135%	1,900,000	1,885,766
COMM Mortgage Trust(a),(b)
Series 2019-WCM Class C
1-month USD LIBOR + 1.300% Floor 1.300% 10/15/2036	1.410%	875,000	869,537
COMM Mortgage Trust(a),(e)
Series 2020-CBM Class D
02/10/2037	3.633%	475,000	469,749
COMM Mortgage Trust(a)
Subordinated Series 2020-CX Class B
11/10/2046	2.446%	525,000	517,970
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSAIL Commercial Mortgage Trust
Series 2019-C16 Class A3
06/15/2052	3.329%	3,675,000	3,935,050
Extended Stay America Trust(a),(b)
Series 2021-ESH Class E
1-month USD LIBOR + 2.850% Floor 2.850% 07/15/2038	2.934%	298,447	298,447
Series 2021-ESH Class F
1-month USD LIBOR + 3.700% Floor 3.700% 07/15/2038	3.784%	298,447	298,448
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
09/17/2025	2.241%	675,000	672,737
Subordinated Series 2020-SFR2 Class D
10/19/2037	1.968%	2,975,000	2,914,101
GS Mortgage Securities Corp. Trust(a)
Series 2017-485L Class A
02/10/2037	3.721%	625,000	669,391
GS Mortgage Securities Corp. Trust(a),(b)
Subordinated CMO Series 2021-IP Class D
1-month USD LIBOR + 2.100% Floor 2.100% 10/15/2036	2.200%	825,000	823,626
Home Partners of America Trust(a)
Series 2019-2 Class D
10/19/2039	3.121%	1,055,907	1,030,044
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	6,496,186	6,417,955
Invitation Homes Trust(a),(b)
Series 2018-SFR1 Class A
1-month USD LIBOR + 0.700% 03/17/2037	0.810%	1,871,701	1,871,701
Series 2018-SFR3 Class A
1-month USD LIBOR + 1.000% Floor 1.000% 07/17/2037	1.110%	608,572	607,519
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	1.209%	3,072,395	3,071,502
JPMorgan Chase Commercial Mortgage Securities Trust(a),(e)
Subordinated Series 2021-2NU Class B
01/05/2040	2.077%	600,000	585,315
Subordinated Series 2021-2NU Class C
01/05/2040	2.077%	250,000	241,177

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KKR Industrial Portfolio Trust(a),(b)
Subordinated Series 2021-KDIP Class D
1-month USD LIBOR + 1.250% Floor 1.250% 12/15/2037	1.360%	375,000	370,534
Life Mortgage Trust(a),(b)
Subordinated Series 2021-BMR Class D
1-month USD LIBOR + 1.400% Floor 1.400% 03/15/2038	1.510%	700,000	692,972
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C29 Class A3
05/15/2049	3.058%	945,602	979,173
Series 2017-C34 Class A3
11/15/2052	3.276%	2,250,000	2,368,795
Morgan Stanley Capital I Trust
Series 2015-UBS8 Class A3
12/15/2048	3.540%	1,800,000	1,900,886
Morgan Stanley Capital I Trust(a),(e)
Series 2019-MEAD Class D
11/10/2036	3.283%	1,175,000	1,152,099
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2026	2.310%	1,100,000	1,103,073
Subordinated Series 2020-1NYP Class D
1-month USD LIBOR + 2.750% Floor 2.750% 01/15/2026	2.860%	425,000	426,511
Progress Residential Trust(a)
Series 2019-SFR3 Class C
09/17/2036	2.721%	750,000	749,598
Series 2019-SFR3 Class D
09/17/2036	2.871%	1,125,000	1,124,403
Series 2019-SFR4 Class C
10/17/2036	3.036%	2,850,000	2,849,144
Series 2020-SFR1 Class C
04/17/2037	2.183%	325,000	324,886
Series 2020-SFR1 Class D
04/17/2037	2.383%	675,000	674,625
Series 2020-SFR2 Class A
06/17/2037	2.078%	425,000	425,418
Subordinated Series 2019-SFR2 Class C
05/17/2036	3.545%	1,000,000	1,000,080
Subordinated Series 2020-SFR2 Class C
06/18/2037	3.077%	100,000	101,351
Subordinated Series 2020-SFR2 Class D
06/18/2037	3.874%	125,000	127,836
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-SFR8 Class D
10/17/2038	2.082%	1,830,000	1,789,664
RBS Commercial Funding, Inc., Trust(a),(e)
Series 2013-GSP Class A
01/15/2032	3.834%	1,100,000	1,139,084
SFO Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-555 Class E
1-month USD LIBOR + 2.900% Floor 2.900% 05/15/2038	3.010%	475,000	475,005
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	650,000	645,805
Tricon American Homes Trust(a)
Subordinated Series 2020-SFR2 Class D
11/17/2039	2.281%	1,075,000	1,039,978
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	1,423,366	1,433,781
Wells Fargo Commercial Mortgage Trust
Series 2015-C28 Class A3
05/15/2048	3.290%	1,072,007	1,103,324
Series 2017-C39 Class A1
09/15/2050	1.975%	56,414	56,419
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090% 02/15/2037	2.199%	500,000	487,137
Series 2021-FCMT Class A
1-month USD LIBOR + 1.200% Floor 1.200% 05/15/2031	1.310%	750,000	749,062
Series 2021-FCMT Class D
1-month USD LIBOR + 3.500% Floor 3.500% 05/15/2031	3.610%	625,000	622,657
WF-RBS Commercial Mortgage Trust
Series 2012-C9 Class A3
11/15/2045	2.870%	1,472,022	1,483,171
Series 2012-C9 Class ASB
11/15/2045	2.445%	117,155	117,625
Series 2013-C15 Class A3
08/15/2046	3.881%	657,832	676,580
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $78,633,658)			78,014,480

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks 63.2%
Issuer	Shares	Value ($)
Communication Services 7.6%
Diversified Telecommunication Services 0.3%
AT&T, Inc.	185,642	4,566,793
Entertainment 0.8%
Activision Blizzard, Inc.	23,115	1,537,841
Endeavor Group Holdings, Inc., Class A(f)	107,239	3,741,569
Walt Disney Co. (The)(f)	36,989	5,729,226
Total		11,008,636
Interactive Media & Services 5.0%
Alphabet, Inc., Class A(f)	8,524	24,694,369
Alphabet, Inc., Class C(f)	9,095	26,317,201
Meta Platforms, Inc., Class A(f)	63,923	21,500,501
Total		72,512,071
Media 0.8%
Comcast Corp., Class A	236,321	11,894,036
Wireless Telecommunication Services 0.7%
T-Mobile USA, Inc.(f)	84,736	9,827,681
Total Communication Services		109,809,217
Consumer Discretionary 5.9%
Hotels, Restaurants & Leisure 0.9%
McDonald’s Corp.	49,475	13,262,763
Internet & Direct Marketing Retail 3.2%
Amazon.com, Inc.(f)	12,449	41,509,199
eBay, Inc.	74,332	4,943,078
Total		46,452,277
Specialty Retail 1.0%
Gap, Inc. (The)	178,841	3,156,544
Lowe’s Companies, Inc.	33,672	8,703,538
Ulta Beauty, Inc.(f)	7,890	3,253,363
Total		15,113,445
Textiles, Apparel & Luxury Goods 0.8%
Tapestry, Inc.	201,878	8,196,247
Under Armour, Inc., Class A(f)	132,096	2,799,114
Total		10,995,361
Total Consumer Discretionary		85,823,846
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 2.9%
Food & Staples Retailing 1.3%
Sysco Corp.	234,813	18,444,561
Food Products 0.9%
Mondelez International, Inc., Class A	203,840	13,516,630
Tobacco 0.7%
Philip Morris International, Inc.	102,258	9,714,510
Total Consumer Staples		41,675,701
Energy 1.9%
Oil, Gas & Consumable Fuels 1.9%
Canadian Natural Resources Ltd.	180,829	7,640,025
Chevron Corp.	109,627	12,864,729
EOG Resources, Inc.	78,571	6,979,462
Total		27,484,216
Total Energy		27,484,216
Financials 6.4%
Banks 2.1%
Bank of America Corp.	375,328	16,698,343
JPMorgan Chase & Co.	85,935	13,607,807
Total		30,306,150
Capital Markets 1.8%
BlackRock, Inc.	9,775	8,949,599
Morgan Stanley	44,964	4,413,666
State Street Corp.	132,491	12,321,663
Total		25,684,928
Consumer Finance 0.2%
American Express Co.	16,683	2,729,339
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B(f)	83,019	24,822,681
Insurance 0.6%
Aon PLC, Class A	7,801	2,344,668
Willis Towers Watson PLC	28,775	6,833,775
Total		9,178,443
Total Financials		92,721,541

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 8.6%
Biotechnology 1.4%
Biogen, Inc.(f)	15,556	3,732,196
BioMarin Pharmaceutical, Inc.(f)	73,398	6,484,713
Vertex Pharmaceuticals, Inc.(f)	46,057	10,114,117
Total		20,331,026
Health Care Equipment & Supplies 3.0%
Abbott Laboratories	115,951	16,318,944
Baxter International, Inc.	82,252	7,060,512
Dentsply Sirona, Inc.	148,902	8,307,242
Medtronic PLC	124,418	12,871,042
Total		44,557,740
Health Care Providers & Services 1.6%
Anthem, Inc.	22,064	10,227,547
CVS Health Corp.	122,130	12,598,931
Total		22,826,478
Pharmaceuticals 2.6%
Eli Lilly & Co.	51,503	14,226,159
Johnson & Johnson	135,662	23,207,698
Total		37,433,857
Total Health Care		125,149,101
Industrials 5.3%
Aerospace & Defense 1.7%
Raytheon Technologies Corp.	286,829	24,684,504
Airlines 0.6%
Southwest Airlines Co.(f)	221,770	9,500,627
Building Products 0.2%
Carrier Global Corp.	67,873	3,681,432
Industrial Conglomerates 0.7%
Honeywell International, Inc.	46,232	9,639,834
Machinery 0.6%
Stanley Black & Decker, Inc.	43,486	8,202,329
Road & Rail 1.5%
Uber Technologies, Inc.(f)	288,900	12,113,577
Union Pacific Corp.	37,914	9,551,674
Total		21,665,251
Total Industrials		77,373,977
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 20.7%
Communications Equipment 0.6%
Cisco Systems, Inc.	145,072	9,193,213
Electronic Equipment, Instruments & Components 1.4%
TE Connectivity Ltd.	127,995	20,650,713
IT Services 4.2%
Akamai Technologies, Inc.(f)	39,687	4,644,967
Fidelity National Information Services, Inc.	70,957	7,744,957
Global Payments, Inc.	50,147	6,778,871
International Business Machines Corp.	58,043	7,758,027
MasterCard, Inc., Class A	54,454	19,566,411
PayPal Holdings, Inc.(f)	33,827	6,379,096
Visa, Inc., Class A	37,994	8,233,680
Total		61,106,009
Semiconductors & Semiconductor Equipment 2.8%
GlobalFoundries, Inc.(f)	44,935	2,919,427
Lam Research Corp.	13,874	9,977,487
Marvell Technology, Inc.	63,118	5,522,194
Micron Technology, Inc.	72,194	6,724,871
NVIDIA Corp.	53,538	15,746,061
Total		40,890,040
Software 7.6%
Adobe, Inc.(f)	21,243	12,046,055
Autodesk, Inc.(f)	30,109	8,466,350
Intuit, Inc.	14,034	9,026,949
Microsoft Corp.	196,834	66,199,211
Palo Alto Networks, Inc.(f)	24,535	13,660,107
Total		109,398,672
Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.	335,089	59,501,754
Total Information Technology		300,740,401
Materials 2.0%
Chemicals 1.7%
Air Products & Chemicals, Inc.	8,347	2,539,658
Corteva, Inc.	178,295	8,429,787
International Flavors & Fragrances, Inc.	47,498	7,155,574
Nutrien Ltd.	77,204	5,805,741
Total		23,930,760

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.3%
Newmont Corp.	77,434	4,802,457
Total Materials		28,733,217
Real Estate 0.8%
Equity Real Estate Investment Trusts (REITS) 0.5%
American Tower Corp.	24,890	7,280,325
Real Estate Management & Development 0.3%
Zillow Group, Inc., Class C(f)	65,313	4,170,235
Total Real Estate		11,450,560
Utilities 1.1%
Electric Utilities 0.8%
American Electric Power Co., Inc.	123,891	11,022,582
Multi-Utilities 0.3%
Public Service Enterprise Group, Inc.	77,567	5,176,046
Total Utilities		16,198,628
Total Common Stocks (Cost $630,666,337)		917,160,405

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	85,000	80,457
Total Convertible Bonds (Cost $80,255)			80,457

Corporate Bonds & Notes 6.4%

Aerospace & Defense 0.3%
BAE Systems PLC(a)
04/15/2030	3.400%	1,200,000	1,279,707
Boeing Co. (The)
05/01/2040	5.705%	1,050,000	1,349,255
Bombardier, Inc.(a)
12/01/2024	7.500%	20,000	20,780
04/15/2027	7.875%	64,000	66,367
Harris Corp.
06/15/2028	4.400%	450,000	506,697
Lockheed Martin Corp.
06/15/2050	2.800%	270,000	269,569
Northrop Grumman Corp.(a)
02/15/2031	7.750%	375,000	534,490
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.(a)
12/15/2025	8.000%	60,000	63,289
03/15/2026	6.250%	170,000	176,653
TransDigm, Inc.
11/15/2027	5.500%	57,000	58,744
05/01/2029	4.875%	41,000	41,114
Total			4,366,665
Airlines 0.0%
Air Canada(a)
08/15/2026	3.875%	36,000	36,810
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	110,000	114,479
04/20/2029	5.750%	16,629	17,783
Delta Air Lines, Inc.
01/15/2026	7.375%	36,000	42,271
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	64,253	67,386
United Airlines, Inc.(a)
04/15/2026	4.375%	27,000	28,172
04/15/2029	4.625%	31,000	32,152
Total			339,053
Automotive 0.1%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	42,000	42,929
Ford Motor Co.
02/12/2032	3.250%	38,000	38,903
Ford Motor Credit Co. LLC
01/09/2022	3.219%	29,000	29,013
06/16/2025	5.125%	32,000	34,892
11/13/2025	3.375%	81,000	84,045
01/09/2027	4.271%	55,000	59,284
08/17/2027	4.125%	55,000	59,373
02/16/2028	2.900%	31,000	31,146
11/13/2030	4.000%	39,000	41,939
IAA Spinco, Inc.(a)
06/15/2027	5.500%	67,000	69,503
IHO Verwaltungs GmbH(a),(g)
09/15/2026	4.750%	38,000	38,804
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	124,000	125,572
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	19,000	19,907
05/15/2027	8.500%	41,000	43,467
Tenneco, Inc.(a)
01/15/2029	7.875%	59,000	64,002
04/15/2029	5.125%	31,000	30,556
Total			813,335

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 1.2%
Bank of America Corp.(h)
04/23/2040	4.078%	2,632,000	3,018,905
Citigroup, Inc.
Subordinated
03/09/2026	4.600%	1,360,000	1,501,696
Discover Bank
09/13/2028	4.650%	925,000	1,050,885
Goldman Sachs Group, Inc. (The)
02/07/2030	2.600%	1,700,000	1,728,333
HSBC Holdings PLC(h)
05/24/2032	2.804%	1,350,000	1,356,606
JPMorgan Chase & Co.(h)
Subordinated
05/13/2031	2.956%	3,000,000	3,104,665
Morgan Stanley(h)
01/22/2031	2.699%	1,675,000	1,715,780
PNC Financial Services Group, Inc. (The)
01/22/2030	2.550%	350,000	360,925
State Street Corp.
Subordinated
03/03/2031	2.200%	1,461,000	1,456,254
Wells Fargo & Co.(h)
04/30/2041	3.068%	1,900,000	1,943,845
Total			17,237,894
Brokerage/Asset Managers/Exchanges 0.0%
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	22,000	22,592
Hightower Holding LLC(a)
04/15/2029	6.750%	56,000	57,460
NFP Corp.(a)
08/15/2028	4.875%	57,000	57,785
08/15/2028	6.875%	99,000	99,389
Total			237,226
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	46,000	47,062
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	63,000	65,250
05/15/2029	4.125%	36,000	35,985
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	35,000	34,766
Interface, Inc.(a)
12/01/2028	5.500%	23,000	24,097
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
James Hardie International Finance DAC(a)
01/15/2028	5.000%	49,000	51,037
SRS Distribution, Inc.(a)
07/01/2028	4.625%	28,000	28,230
07/01/2029	6.125%	53,000	53,987
12/01/2029	6.000%	65,000	65,389
White Cap Buyer LLC(a)
10/15/2028	6.875%	75,000	78,511
Total			484,314
Cable and Satellite 0.3%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	84,000	86,953
03/01/2030	4.750%	127,000	132,394
08/15/2030	4.500%	130,000	133,395
02/01/2031	4.250%	41,000	41,437
Comcast Corp.
08/15/2035	4.400%	450,000	535,178
CSC Holdings LLC(a)
02/01/2028	5.375%	49,000	50,653
02/01/2029	6.500%	57,000	61,153
01/15/2030	5.750%	67,000	66,991
12/01/2030	4.125%	68,000	66,450
02/15/2031	3.375%	45,000	42,131
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	64,000	65,560
DISH DBS Corp.
07/01/2026	7.750%	17,000	17,957
06/01/2029	5.125%	62,000	56,413
DISH DBS Corp.(a)
12/01/2028	5.750%	96,000	97,066
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	62,000	62,835
09/15/2028	6.500%	93,000	93,448
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	39,000	38,989
07/01/2029	5.500%	36,000	38,834
Time Warner Cable LLC
05/01/2037	6.550%	1,300,000	1,702,943
Videotron Ltd.(a)
06/15/2029	3.625%	31,000	31,320
Virgin Media Finance PLC(a)
07/15/2030	5.000%	91,000	90,941
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	40,000	42,091
08/15/2030	4.500%	38,000	38,245
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	72,000	72,546

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	53,000	54,611
Ziggo BV(a)
01/15/2030	4.875%	50,000	51,251
Total			3,771,785
Chemicals 0.1%
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	32,000	31,004
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	89,000	92,897
Element Solutions, Inc.(a)
09/01/2028	3.875%	81,000	82,004
HB Fuller Co.
10/15/2028	4.250%	44,000	45,323
Herens Holdco Sarl(a)
05/15/2028	4.750%	45,000	44,081
Ingevity Corp.(a)
11/01/2028	3.875%	44,000	42,905
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	54,000	58,613
Iris Holdings, Inc.(a),(g)
02/15/2026	8.750%	27,000	27,253
LYB International Finance BV
03/15/2044	4.875%	350,000	434,823
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	55,000	54,225
10/01/2029	6.250%	16,000	15,699
SPCM SA(a)
03/15/2027	3.125%	4,000	3,953
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	33,000	33,411
09/30/2029	7.500%	11,000	11,167
WR Grace Holdings LLC(a)
06/15/2027	4.875%	61,000	62,656
08/15/2029	5.625%	95,000	97,594
Total			1,137,608
Construction Machinery 0.0%
Herc Holdings, Inc.(a)
07/15/2027	5.500%	30,000	31,231
Ritchie Bros Holdings, Inc.(a)
12/15/2031	4.750%	59,000	61,559
United Rentals North America, Inc.
01/15/2030	5.250%	32,000	34,644
Total			127,434
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.0%
APX Group, Inc.(a)
02/15/2027	6.750%	13,000	13,735
07/15/2029	5.750%	23,000	22,770
Arches Buyer, Inc.(a)
06/01/2028	4.250%	21,000	21,005
12/01/2028	6.125%	32,000	32,213
Match Group, Inc.(a)
02/15/2029	5.625%	31,000	33,259
Staples, Inc.(a)
04/15/2026	7.500%	50,000	51,352
04/15/2027	10.750%	6,000	5,652
Uber Technologies, Inc.(a)
05/15/2025	7.500%	69,000	72,693
01/15/2028	6.250%	40,000	42,935
08/15/2029	4.500%	108,000	110,241
Total			405,855
Consumer Products 0.0%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	74,000	77,659
Mattel, Inc.(a)
04/01/2026	3.375%	22,000	22,566
04/01/2029	3.750%	67,000	69,569
Mattel, Inc.
11/01/2041	5.450%	6,000	7,161
Prestige Brands, Inc.(a)
01/15/2028	5.125%	64,000	66,611
Scotts Miracle-Gro Co. (The)(a)
02/01/2032	4.375%	21,000	20,943
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	19,000	19,045
Total			283,554
Diversified Manufacturing 0.2%
BWX Technologies, Inc.(a)
06/30/2028	4.125%	32,000	32,462
Carrier Global Corp.
04/05/2040	3.377%	1,050,000	1,095,230
CFX Escrow Corp.(a)
02/15/2026	6.375%	49,000	50,744
Gates Global LLC/Co.(a)
01/15/2026	6.250%	103,000	106,375
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	1,050,000	1,259,314
Honeywell International, Inc.
06/01/2050	2.800%	300,000	312,793

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison IAQ LLC(a)
06/30/2028	4.125%	32,000	32,169
06/30/2029	5.875%	64,000	64,007
Resideo Funding, Inc.(a)
09/01/2029	4.000%	37,000	36,288
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	12,000	12,851
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	32,000	33,611
Welbilt, Inc.
02/15/2024	9.500%	17,000	17,176
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	53,000	56,132
06/15/2028	7.250%	52,000	57,175
Total			3,166,327
Electric 0.7%
Berkshire Hathaway Energy Co.
10/15/2050	4.250%	348,000	424,914
Calpine Corp.(a)
02/15/2028	4.500%	55,000	57,055
03/15/2028	5.125%	27,000	27,435
CenterPoint Energy, Inc.
06/01/2031	2.650%	900,000	910,779
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	101,000	106,494
02/15/2031	3.750%	75,000	74,972
01/15/2032	3.750%	20,000	19,915
CMS Energy Corp.
03/01/2044	4.875%	262,000	329,839
Consolidated Edison Co. of New York, Inc.
12/01/2045	4.500%	550,000	648,774
Dominion Energy, Inc.
08/15/2031	2.250%	875,000	857,100
Emera US Finance LP
06/15/2046	4.750%	1,000,000	1,187,813
Indiana Michigan Power Co.
03/15/2037	6.050%	600,000	814,532
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	16,000	16,171
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	16,000	16,642
09/15/2027	4.500%	59,000	63,619
NRG Energy, Inc.(a)
02/15/2029	3.375%	35,000	34,259
06/15/2029	5.250%	30,000	32,119
02/15/2031	3.625%	42,000	41,141
02/15/2032	3.875%	48,000	47,214
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Electric Co.(a)
06/01/2029	3.600%	1,000,000	1,069,334
PG&E Corp.
07/01/2028	5.000%	15,000	15,770
07/01/2030	5.250%	41,000	42,985
Progress Energy, Inc.
03/01/2031	7.750%	850,000	1,185,201
Southern Co. (The)
07/01/2046	4.400%	625,000	738,202
TerraForm Power Operating LLC(a)
01/15/2030	4.750%	28,000	29,385
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	32,000	33,087
07/31/2027	5.000%	75,000	77,857
05/01/2029	4.375%	38,000	38,144
WEC Energy Group, Inc.
10/15/2027	1.375%	300,000	289,619
Xcel Energy, Inc.
06/01/2030	3.400%	900,000	968,977
Total			10,199,348
Environmental 0.0%
GFL Environmental, Inc.(a)
12/15/2026	5.125%	63,000	65,678
08/01/2028	4.000%	45,000	44,161
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	103,000	102,989
Total			212,828
Finance Companies 0.0%
Global Aircraft Leasing Co., Ltd.(a),(g)
09/15/2024	6.500%	26,447	25,545
Navient Corp.
01/25/2023	5.500%	60,000	62,518
03/15/2028	4.875%	25,000	24,968
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	84,000	86,760
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	31,000	31,582
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	113,000	114,513
Springleaf Finance Corp.
06/01/2025	8.875%	13,000	13,949
Total			359,835
Food and Beverage 0.4%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	1,650,000	2,070,764

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bacardi Ltd.(a)
05/15/2038	5.150%	1,300,000	1,601,965
Conagra Brands, Inc.
11/01/2048	5.400%	270,000	365,048
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	100,000	102,874
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	30,000	30,688
Kraft Heinz Foods Co.
06/01/2046	4.375%	911,000	1,069,144
Lamb Weston Holdings, Inc.(a)
01/31/2030	4.125%	44,000	45,200
01/31/2032	4.375%	43,000	44,363
Mondelez International, Inc.
09/04/2050	2.625%	465,000	435,013
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	126,000	132,416
03/01/2032	3.500%	98,000	99,375
Post Holdings, Inc.(a)
03/01/2027	5.750%	86,000	88,935
04/15/2030	4.625%	52,000	52,776
09/15/2031	4.500%	45,000	44,662
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	38,000	37,676
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	28,000	27,595
US Foods, Inc.(a)
02/15/2029	4.750%	55,000	55,934
06/01/2030	4.625%	33,000	33,404
Total			6,337,832
Gaming 0.1%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	5,000	5,354
06/15/2031	4.750%	51,000	52,276
Boyd Gaming Corp.
12/01/2027	4.750%	48,000	49,337
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	94,000	94,534
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	45,000	47,035
07/01/2025	6.250%	67,000	70,374
07/01/2027	8.125%	29,000	32,099
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	25,000	26,736
02/01/2027	5.750%	28,000	31,748
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	45,000	48,034
02/15/2029	3.875%	9,000	9,492
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	51,000	51,756
Scientific Games International, Inc.(a)
07/01/2025	8.625%	30,000	32,111
10/15/2025	5.000%	82,000	84,388
03/15/2026	8.250%	66,000	69,578
11/15/2029	7.250%	20,000	22,439
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	19,000	19,784
02/15/2027	3.750%	20,000	20,665
08/15/2030	4.125%	20,000	21,173
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	15,000	15,511
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	32,000	33,600
10/01/2029	5.125%	12,000	12,205
Total			850,229
Health Care 0.3%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	63,000	66,180
04/15/2029	5.000%	17,000	17,595
AdaptHealth LLC(a)
03/01/2030	5.125%	107,000	109,435
Avantor Funding, Inc.(a)
07/15/2028	4.625%	56,000	58,849
11/01/2029	3.875%	87,000	87,889
Becton Dickinson and Co.
12/15/2044	4.685%	1,000,000	1,257,389
Catalent Pharma Solutions, Inc.(a)
02/15/2029	3.125%	15,000	14,799
04/01/2030	3.500%	26,000	25,950
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	46,000	46,442
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	8,000	8,335
03/15/2029	3.750%	19,000	19,293
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	58,000	60,031
03/15/2026	8.000%	31,000	32,566
03/15/2027	5.625%	15,000	15,865
04/15/2029	6.875%	47,000	47,998
Cigna Corp.
07/15/2046	4.800%	475,000	599,581
CVS Health Corp.
03/25/2048	5.050%	900,000	1,177,605
HCA, Inc.
09/01/2028	5.625%	77,000	89,939
02/01/2029	5.875%	21,000	25,042

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hill-Rom Holdings, Inc.(a)
09/15/2027	4.375%	33,000	34,544
Mozart Debt Merger Sub, Inc.(a)
10/01/2029	5.250%	20,000	20,311
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	15,000	15,828
Select Medical Corp.(a)
08/15/2026	6.250%	104,000	110,176
Teleflex, Inc.(a)
06/01/2028	4.250%	27,000	27,773
Tenet Healthcare Corp.
07/15/2024	4.625%	19,000	19,286
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	47,000	49,369
02/01/2027	6.250%	61,000	63,123
11/01/2027	5.125%	35,000	36,490
06/15/2028	4.625%	11,000	11,320
10/01/2028	6.125%	60,000	63,397
Total			4,212,400
Healthcare Insurance 0.1%
Anthem, Inc.
03/01/2028	4.101%	235,000	261,850
Centene Corp.
12/15/2029	4.625%	92,000	99,286
02/15/2030	3.375%	34,000	34,728
10/15/2030	3.000%	41,000	41,718
08/01/2031	2.625%	29,000	28,528
UnitedHealth Group, Inc.
05/15/2060	3.125%	250,000	258,874
Total			724,984
Home Construction 0.0%
Meritage Homes Corp.
06/01/2025	6.000%	46,000	51,436
Meritage Homes Corp.(a)
04/15/2029	3.875%	53,000	55,847
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	27,000	27,633
Taylor Morrison Communities, Inc.(a)
08/01/2030	5.125%	39,000	43,134
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	36,000	37,623
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	28,000	30,440
Total			246,113
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.1%
Apache Corp.
11/15/2027	4.875%	36,000	39,293
09/01/2040	5.100%	35,000	39,556
02/01/2042	5.250%	20,000	23,121
04/15/2043	4.750%	47,000	51,704
01/15/2044	4.250%	21,000	21,434
Callon Petroleum Co.
07/01/2026	6.375%	104,000	100,591
Callon Petroleum Co.(a)
08/01/2028	8.000%	41,000	41,856
CNX Resources Corp.(a)
03/14/2027	7.250%	66,000	69,986
01/15/2029	6.000%	38,000	39,520
Comstock Resources, Inc.(a)
03/01/2029	6.750%	27,000	29,276
01/15/2030	5.875%	22,000	22,547
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	51,000	52,363
05/01/2029	5.000%	19,000	19,726
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	21,000	22,214
01/30/2028	5.750%	55,000	58,667
EQT Corp.
01/15/2029	5.000%	36,000	40,072
EQT Corp.(h)
02/01/2030	7.500%	40,000	51,352
EQT Corp.(a)
05/15/2031	3.625%	20,000	20,869
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	65,000	69,202
02/01/2029	5.750%	11,000	11,332
Matador Resources Co.
09/15/2026	5.875%	82,000	84,135
Occidental Petroleum Corp.
08/15/2029	3.500%	1,000	1,026
09/01/2030	6.625%	225,000	278,521
01/01/2031	6.125%	25,000	30,345
09/15/2036	6.450%	113,000	144,080
07/15/2044	4.500%	3,000	3,089
06/15/2045	4.625%	3,000	3,120
03/15/2046	6.600%	14,000	18,170
03/15/2048	4.200%	20,000	19,997
08/15/2049	4.400%	94,000	95,537
SM Energy Co.
09/15/2026	6.750%	75,000	76,959
Southwestern Energy Co.
02/01/2032	4.750%	74,000	78,004
Total			1,657,664

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Integrated Energy 0.0%
Cenovus Energy, Inc.
02/15/2052	3.750%	710,000	715,324
Leisure 0.1%
Carnival Corp.(a)
03/01/2026	7.625%	47,000	49,219
03/01/2027	5.750%	88,000	87,978
08/01/2028	4.000%	66,000	65,520
05/01/2029	6.000%	53,000	52,721
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	28,000	29,100
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	56,000	59,754
Cinemark USA, Inc.(a)
05/01/2025	8.750%	18,000	19,095
03/15/2026	5.875%	40,000	40,402
07/15/2028	5.250%	26,000	25,352
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	14,000	14,464
05/15/2027	6.500%	33,000	36,120
10/15/2027	4.750%	32,000	32,893
NCL Corp., Ltd.(a)
02/01/2026	10.250%	14,000	16,278
03/15/2026	5.875%	29,000	29,046
NCL Finance Ltd.(a)
03/15/2028	6.125%	15,000	14,842
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	26,000	27,717
07/01/2026	4.250%	36,000	34,953
08/31/2026	5.500%	42,000	42,704
04/01/2028	5.500%	48,000	48,691
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	25,000	23,484
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	52,000	52,555
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	48,000	51,269
Total			854,157
Life Insurance 0.2%
Five Corners Funding Trust II(a)
05/15/2030	2.850%	1,100,000	1,140,284
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	350,000	373,299
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	460,000	591,669
Voya Financial, Inc.
06/15/2046	4.800%	425,000	532,713
Total			2,637,965
Media and Entertainment 0.1%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	60,000	60,758
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	60,000	64,446
06/01/2029	7.500%	57,000	60,871
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	69,000	71,402
Diamond Sports Group LLC/Finance Co.(a)
08/15/2027	6.625%	13,000	3,635
Discovery Communications LLC
09/15/2055	4.000%	376,000	395,931
iHeartCommunications, Inc.
05/01/2026	6.375%	8,440	8,800
05/01/2027	8.375%	99,366	104,861
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	27,000	28,077
01/15/2028	4.750%	26,000	26,383
Lamar Media Corp.
02/15/2028	3.750%	18,000	18,095
01/15/2029	4.875%	16,000	16,730
Netflix, Inc.
04/15/2028	4.875%	30,000	34,274
11/15/2028	5.875%	57,000	68,726
05/15/2029	6.375%	99,000	123,394
Netflix, Inc.(a)
06/15/2030	4.875%	36,000	41,998
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	55,000	56,278
03/15/2030	4.625%	38,000	38,016
Roblox Corp.(a)
05/01/2030	3.875%	65,000	65,931
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	9,000	9,046
01/15/2031	5.375%	18,000	18,341
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	14,000	14,711
Univision Communications, Inc.(a)
05/01/2029	4.500%	31,000	31,392
Total			1,362,096

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.1%
Alcoa Nederland Holding BV(a)
03/31/2029	4.125%	25,000	25,876
Allegheny Technologies, Inc.
10/01/2029	4.875%	21,000	20,988
10/01/2031	5.125%	57,000	57,390
Constellium SE(a)
06/15/2028	5.625%	86,000	90,324
04/15/2029	3.750%	111,000	109,270
Freeport-McMoRan, Inc.
09/01/2029	5.250%	52,000	56,850
08/01/2030	4.625%	38,000	40,748
03/15/2043	5.450%	76,000	95,541
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	46,000	46,021
04/01/2029	6.125%	40,000	42,420
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%	92,000	90,574
Novelis Corp.(a)
11/15/2026	3.250%	27,000	27,301
01/30/2030	4.750%	90,000	94,836
08/15/2031	3.875%	32,000	31,844
Total			829,983
Midstream 0.5%
Cheniere Energy Partners LP
10/01/2029	4.500%	43,000	45,814
03/01/2031	4.000%	37,000	38,874
Cheniere Energy Partners LP(a)
01/31/2032	3.250%	88,000	88,967
Cheniere Energy, Inc.
10/15/2028	4.625%	63,000	66,971
CNX Midstream Partners LP(a)
04/15/2030	4.750%	43,000	42,891
DCP Midstream Operating LP
07/15/2027	5.625%	29,000	32,917
05/15/2029	5.125%	51,000	57,576
04/01/2044	5.600%	19,000	23,630
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	38,000	38,904
DT Midstream, Inc.(a)
06/15/2029	4.125%	39,000	40,096
06/15/2031	4.375%	44,000	45,866
Energy Transfer Partners LP
02/01/2042	6.500%	500,000	642,038
EQM Midstream Partners LP(a)
07/01/2025	6.000%	29,000	31,531
07/01/2027	6.500%	41,000	45,996
01/15/2031	4.750%	86,000	90,891
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hess Midstream Operations LP(a)
02/15/2030	4.250%	13,000	12,949
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	51,000	51,167
ITT Holdings LLC(a)
08/01/2029	6.500%	12,000	11,858
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	900,000	1,105,529
MPLX LP
02/15/2049	5.500%	785,000	1,003,894
NuStar Logistics LP
06/01/2026	6.000%	43,000	46,902
04/28/2027	5.625%	49,000	51,887
10/01/2030	6.375%	30,000	33,456
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	1,100,000	1,424,678
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	36,000	36,046
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	55,000	56,661
03/01/2030	5.500%	109,000	119,233
02/01/2031	4.875%	45,000	48,888
Targa Resources Partners LP/Finance Corp.(a)
01/15/2032	4.000%	34,000	35,597
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	38,000	37,593
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	60,000	62,455
08/15/2031	4.125%	44,000	46,948
11/01/2033	3.875%	51,000	53,579
Western Gas Partners LP
08/15/2048	5.500%	48,000	57,381
Western Midstream Operating LP
03/01/2028	4.500%	51,000	55,688
Williams Companies, Inc. (The)
09/15/2045	5.100%	1,000,000	1,234,473
Total			6,919,824
Natural Gas 0.1%
NiSource, Inc.
02/15/2044	4.800%	1,000,000	1,223,659
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	26,000	27,078
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	32,000	33,336

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nabors Industries Ltd.(a)
01/15/2026	7.250%	32,000	29,573
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	295	283
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	87,481	84,408
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	26,000	27,462
Total			202,140
Other REIT 0.0%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	56,000	55,813
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	81,000	82,086
02/01/2027	4.250%	32,000	32,194
06/15/2029	4.750%	75,000	76,895
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	55,000	57,592
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	25,000	25,609
RHP Hotel Properties LP/Finance Corp.(a)
02/15/2029	4.500%	22,000	22,168
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	27,000	27,036
09/15/2029	4.000%	25,000	24,746
Service Properties Trust
10/01/2024	4.350%	14,000	13,719
12/15/2027	5.500%	19,000	19,508
Total			437,366
Packaging 0.0%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	85,000	84,294
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	63,000	64,407
08/15/2027	5.250%	49,000	49,377
Berry Global, Inc.(a)
02/15/2026	4.500%	27,000	27,376
Canpack SA/US LLC(a)
11/15/2029	3.875%	80,000	78,068
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	50,000	51,888
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	62,000	64,741
08/15/2027	8.500%	19,000	20,078
Total			440,229
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.3%
AbbVie, Inc.
03/15/2035	4.550%	275,000	328,782
11/06/2042	4.400%	1,275,000	1,529,638
Amgen, Inc.
09/01/2053	2.770%	507,000	475,154
AstraZeneca Finance LLC
05/28/2031	2.250%	800,000	808,561
Bausch Health Companies, Inc.(a)
04/01/2026	9.250%	62,000	65,844
01/31/2027	8.500%	82,000	86,707
08/15/2027	5.750%	34,000	35,321
06/01/2028	4.875%	19,000	19,493
02/15/2029	5.000%	22,000	19,525
02/15/2029	6.250%	70,000	66,607
01/30/2030	5.250%	8,000	7,073
02/15/2031	5.250%	33,000	29,116
Bristol Myers Squibb Co.
02/20/2048	4.550%	285,000	364,289
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	22,000	22,354
06/30/2028	6.000%	17,000	12,689
Endo Luxembourg Finance Co I Sarl/US, Inc.(a)
04/01/2029	6.125%	18,000	17,624
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	34,000	34,317
Organon Finance 1 LLC(a)
04/30/2028	4.125%	63,000	64,596
04/30/2031	5.125%	72,000	75,217
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	32,000	32,691
Total			4,095,598
Property & Casualty 0.1%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	89,000	89,253
10/15/2027	6.750%	99,000	102,712
11/01/2029	5.875%	31,000	31,563
American International Group, Inc.
06/30/2050	4.375%	300,000	373,611
AssuredPartners, Inc.(a)
01/15/2029	5.625%	58,000	56,634
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	81,000	79,510
HUB International Ltd.(a)
12/01/2029	5.625%	58,000	59,726
Loews Corp.
05/15/2030	3.200%	665,000	707,712

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGIC Investment Corp.
08/15/2028	5.250%	34,000	35,869
Radian Group, Inc.
03/15/2027	4.875%	20,000	21,463
USI, Inc.(a)
05/01/2025	6.875%	11,000	11,120
Total			1,569,173
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	800,000	929,801
Union Pacific Corp.
09/15/2037	3.600%	715,000	801,553
Total			1,731,354
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	70,000	70,874
IRB Holding Corp.(a)
06/15/2025	7.000%	71,000	75,102
02/15/2026	6.750%	105,000	107,164
Total			253,140
Retailers 0.0%
Asbury Automotive Group Inc.(a)
02/15/2032	5.000%	13,000	13,431
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	13,000	13,266
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	9,000	8,990
L Brands, Inc.(a)
07/01/2025	9.375%	6,000	7,319
10/01/2030	6.625%	56,000	63,560
L Brands, Inc.
06/15/2029	7.500%	23,000	26,192
11/01/2035	6.875%	21,000	26,140
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	51,000	52,429
02/15/2029	7.750%	13,000	14,192
Total			225,519
Supermarkets 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	18,000	19,224
02/15/2028	5.875%	39,000	41,412
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2030	4.875%	49,000	52,964
Total			113,600
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.4%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	24,000	23,955
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	17,000	17,851
03/01/2026	9.125%	6,000	6,266
Broadcom, Inc.(a)
02/15/2051	3.750%	1,114,000	1,163,840
Camelot Finance SA(a)
11/01/2026	4.500%	23,000	23,844
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	31,000	31,247
07/01/2029	4.875%	57,000	57,904
CommScope Technologies LLC(a)
06/15/2025	6.000%	33,000	33,036
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%	45,000	46,020
Gartner, Inc.(a)
07/01/2028	4.500%	51,000	53,265
06/15/2029	3.625%	24,000	24,268
10/01/2030	3.750%	52,000	52,860
HealthEquity, Inc.(a)
10/01/2029	4.500%	80,000	79,414
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	66,000	64,934
Intel Corp.
03/25/2060	4.950%	260,000	365,056
International Business Machines Corp.
05/15/2040	2.850%	600,000	590,605
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	31,000	31,935
Iron Mountain, Inc.(a)
09/15/2027	4.875%	14,000	14,512
07/15/2028	5.000%	54,000	55,739
07/15/2030	5.250%	59,000	62,219
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	71,000	71,754
NCR Corp.(a)
09/01/2027	5.750%	25,000	26,136
10/01/2028	5.000%	111,000	114,382
04/15/2029	5.125%	53,000	54,804
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	44,000	45,430
07/15/2029	4.500%	31,000	30,493
10/01/2030	5.875%	9,000	9,503
07/15/2031	4.750%	21,000	20,810
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	1,000,000	1,066,321

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oracle Corp.
04/15/2038	6.500%	485,000	653,360
Plantronics, Inc.(a)
03/01/2029	4.750%	125,000	119,168
QUALCOMM, Inc.
05/20/2050	3.250%	340,000	373,487
RELX Capital, Inc.
05/22/2030	3.000%	400,000	420,119
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	51,000	52,734
Switch Ltd.(a)
06/15/2029	4.125%	31,000	31,813
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	48,000	49,779
Verscend Escrow Corp.(a)
08/15/2026	9.750%	79,000	83,479
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	86,000	84,997
Total			6,107,339
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.(a)
07/15/2027	5.750%	5,000	5,213
ERAC USA Finance LLC(a)
10/15/2037	7.000%	515,000	759,783
Total			764,996
Wireless 0.1%
Altice France Holding SA(a)
02/15/2028	6.000%	105,000	100,430
Altice France SA(a)
01/15/2028	5.500%	115,000	114,002
07/15/2029	5.125%	39,000	38,046
American Tower Corp.
08/15/2029	3.800%	1,000,000	1,088,780
Sprint Capital Corp.
03/15/2032	8.750%	47,000	70,508
Sprint Corp.
03/01/2026	7.625%	86,000	103,122
T-Mobile USA, Inc.
02/15/2029	2.625%	68,000	66,934
02/15/2031	2.875%	37,000	36,529
04/15/2031	3.500%	17,000	17,697
T-Mobile USA, Inc.(a)
04/15/2031	3.500%	64,000	66,336
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	33,000	32,340
07/15/2031	4.750%	64,000	65,066
Total			1,799,790
Wirelines 0.3%
AT&T, Inc.
09/15/2053	3.500%	1,710,000	1,728,386
Cablevision Lightpath LLC(a)
09/15/2027	3.875%	68,000	65,991
CenturyLink, Inc.
04/01/2024	7.500%	12,000	13,138
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	48,000	47,309
03/01/2028	6.125%	52,000	51,313
Iliad Holding SAS(a)
10/15/2026	6.500%	55,000	57,829
10/15/2028	7.000%	75,000	78,921
Northwest Fiber LLC/Finance Sub, Inc.(a)
02/15/2028	6.000%	23,000	22,604
Verizon Communications, Inc.
08/10/2033	4.500%	1,600,000	1,885,069
Total			3,950,560
Total Corporate Bonds & Notes (Cost $88,403,440)			93,406,095

Exchange-Traded Equity Funds 0.9%
	Shares	Value ($)
International Mid Large Cap 0.9%
iShares Core MSCI EAFE ETF	168,620	12,585,797
Total Exchange-Traded Equity Funds (Cost $11,306,141)		12,585,797

Foreign Government Obligations(i) 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	34,000	36,261
05/15/2029	4.250%	25,000	25,072
Total			61,333
Total Foreign Government Obligations (Cost $57,409)			61,333

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency 5.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
01/01/2030	3.500%	62,807	66,525
04/01/2032	6.000%	35,913	39,624
04/01/2032	7.000%	22,103	24,935
07/01/2032	6.500%	11,744	12,962
01/01/2033- 07/01/2043	3.000%	847,572	892,150
01/01/2034- 05/01/2041	5.000%	379,155	429,037
04/01/2041	4.500%	59,751	66,099
Federal Home Loan Mortgage Corp.(j)
05/01/2032	6.500%	202,648	223,668
06/01/2037	6.000%	51,137	59,188
02/01/2038	5.500%	204,661	234,615
03/01/2038	5.000%	54,262	61,546
05/01/2039- 08/01/2041	4.500%	607,857	671,549
08/01/2045	4.000%	55,590	60,589
Federal National Mortgage Association
05/01/2024- 12/01/2028	6.000%	19,236	21,210
03/01/2026- 12/01/2032	7.000%	298,582	313,290
10/01/2026- 12/01/2045	3.500%	531,070	561,751
11/01/2026- 01/01/2029	4.000%	269,646	283,659
08/01/2028- 09/01/2032	6.500%	79,476	89,068
02/01/2033	2.500%	630,534	655,039
02/01/2038- 03/01/2038	5.500%	116,288	131,381
Federal National Mortgage Association(j)
02/01/2031	3.500%	165,280	174,284
10/01/2040	4.500%	138,835	152,040
Uniform Mortgage-Backed Security TBA(k)
01/18/2037- 01/13/2052	2.000%	29,550,000	29,591,062
01/18/2037- 01/13/2052	2.500%	26,475,000	27,072,341
01/18/2037- 01/13/2052	3.000%	15,700,000	16,289,301
01/13/2052	3.500%	1,875,000	1,974,463
Total Residential Mortgage-Backed Securities - Agency (Cost $79,863,478)			80,151,376

Residential Mortgage-Backed Securities - Non-Agency 10.5%

510 Asset Backed Trust(a),(e)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	1,882,764	1,865,195
Ajax Mortgage Loan Trust(a),(e)
CMO Series 2021-A Class A1
09/25/2065	1.065%	3,136,255	3,114,629
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-B Class A
06/25/2066	2.239%	1,388,222	1,378,240
Angel Oak Mortgage Trust(a),(e)
CMO Series 2020-6 Class A3
05/25/2065	1.775%	198,573	197,779
CMO Series 2020-6 Class M1
05/25/2065	2.805%	400,000	399,396
CMO Series 2020-R1 Class A1
04/25/2053	0.990%	1,100,827	1,097,221
Angel Oak Mortgage Trust I LLC(a),(e)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	165,297	165,164
CMO Series 2019-2 Class A3
03/25/2049	3.833%	158,131	158,630
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	151,565	152,164
Bellemeade Re Ltd.(a),(b)
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	2.952%	650,000	654,355
CMO Series 2020-4A Class M2A
1-month USD LIBOR + 2.600% Floor 2.600% 06/25/2030	2.702%	29,434	29,452
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	2.960%	800,000	822,702
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	1.050%	1,800,000	1,801,352
BRAVO Residential Funding Trust(a),(e)
CMO Series 2019-NQM1 Class A3
07/25/2059	2.996%	222,262	222,083
CMO Series 2019-NQM1 Class M1
07/25/2059	2.997%	350,000	344,359
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	826,784	833,983
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	275,595	277,652
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	925,000	918,952
CMO Series 2020-NQM1 Class A1
05/25/2060	1.449%	437,706	437,721
CMO Series 2020-RPL1 Class A1
05/26/2059	2.500%	882,613	896,422

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-A Class A1
03/25/2058	1.991%	1,450,746	1,439,630
CMO Series 2021-B Class A1
04/01/2069	2.115%	1,166,622	1,158,420
CMO Series 2021-NQM1 Class A1
02/25/2049	0.941%	1,839,864	1,824,989
CMO Series 2021-NQM1 Class A3
02/25/2049	1.332%	749,579	742,075
CMO Series 2021-NQM2 Class A3
03/25/2060	1.435%	665,540	661,535
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	425,000	418,237
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-CRT2 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 11/10/2032	2.351%	450,000	450,000
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	1.178%	1,600,555	1,565,622
CIM Trust(a),(e)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	1,331,759	1,329,739
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	904,534	902,266
Citigroup Mortgage Loan Trust, Inc.(a),(e)
CMO Series 2019-IMC1 Class A3
07/25/2049	3.030%	197,245	197,050
COLT Mortgage Loan Trust(a),(e)
CMO Series 2020-1R Class A1
09/25/2065	1.255%	391,276	391,293
CMO Series 2020-2 Class A1
03/25/2065	1.853%	193,268	193,599
CMO Series 2021-2R Class A1
07/27/2054	0.798%	735,874	735,233
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% Floor 2.050% 01/25/2040	2.152%	859,006	862,288
Credit Suisse Mortgage Trust(a),(e)
CMO Series 2021-AFC1 Class A1
03/25/2056	0.830%	882,197	874,205
CMO Series 2021-NQM1 Class A3
05/25/2065	1.199%	391,120	387,950
CMO Series 2021-NQM1 Class M1
05/25/2065	2.130%	175,000	173,562
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-RPL1 Class A1
09/27/2060	1.668%	2,084,496	2,066,992
CMO Series 2021-RPL2 Class M1
01/25/2060	2.750%	751,019	788,220
CMO Series 2021-RPL2 Class M2
01/25/2060	3.250%	375,000	398,717
CSMC Trust(a),(e)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	1,886,251	1,959,474
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	1,279,736	1,273,780
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	987,037	988,157
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	710,988	716,967
Subordinated CMO Series 2020-RPL4 Class A1
01/25/2060	2.000%	832,722	837,677
Eagle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	2.710%	425,000	431,693
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 04/25/2034	2.099%	1,900,000	1,903,372
Subordinated CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.900% 01/25/2030	1.002%	2,325,000	2,316,283
Ellington Financial Mortgage Trust(a),(e)
CMO Series 2019-2 Class A3
11/25/2059	3.046%	190,604	191,755
CMO Series 2020-1 Class A1
05/25/2065	2.010%	88,610	88,951
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA1 Class M2
1-month USD LIBOR + 1.700% 01/25/2050	1.802%	1,182,489	1,184,745
CMO Series 2020-DNA6 Class M1
30-day Average SOFR + 0.900% 12/25/2050	0.950%	189,629	189,579
CMO Series 2021-DNA1 Class M2
30-day Average SOFR + 1.800% 01/25/2051	1.850%	675,000	676,600
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	1.700%	575,000	577,310

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-HQA1 Class M1
30-day Average SOFR + 0.700% 08/25/2033	0.750%	692,408	692,014
Freddie Mac STACR Trust(a),(b)
CMO Series 2018-DNA2 Class M2
1-month USD LIBOR + 2.150% 12/25/2030	2.252%	675,000	683,206
CMO Series 2019-DNA4 Class M2
1-month USD LIBOR + 1.950% 10/25/2049	2.052%	460,103	461,466
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.102%	263,778	264,148
Subordinated CMO Series 2021-DNA7 Class M1
30-day Average SOFR + 0.850% 11/25/2041	0.898%	4,375,000	4,377,854
GCAT LLC(a),(e)
CMO Series 2020-3 Class A1
09/25/2025	2.981%	1,446,371	1,457,108
GCAT Trust(a),(e)
CMO Series 2019-RPL1 Class A1
10/25/2068	2.650%	1,183,657	1,200,683
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	4,953,246	4,942,871
GS Mortgage-Backed Securities Trust(a),(e)
CMO Series 2019-SL1 Class A1
01/25/2059	2.625%	781,954	788,144
CMO Series 2020-NQM1 Class A1
09/27/2060	1.382%	673,228	674,768
Home Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 1.550% 07/25/2033	1.652%	1,500,000	1,500,909
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class A3
11/25/2058	4.239%	418,957	419,963
Homeward Opportunities Fund I Trust(a),(e)
CMO Series 2020-2 Class A3
05/25/2065	3.200%	550,000	558,457
Legacy Mortgage Asset Trust(a),(e)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	1,351,068	1,351,533
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	2,707,660	2,684,058
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-1 Class C
1-month USD LIBOR + 1.350% Floor 1.350% 10/25/2053	1.452%	775,000	774,427
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MetLife Securitization Trust(a),(e)
CMO Series 2018-1A Class A
03/25/2057	3.750%	472,454	487,071
MFA Trust(a),(e)
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	475,000	475,236
CMO Series 2021-NQM1 Class A1
04/25/2065	1.153%	1,311,488	1,311,597
MFRA Trust(a),(e)
CMO Series 2021-INV1 Class A1
01/25/2056	0.852%	443,316	440,040
CMO Series 2021-INV1 Class A2
01/25/2056	1.057%	82,097	81,486
CMO Series 2021-INV1 Class A3
01/25/2056	1.262%	137,266	136,239
Mill City Mortgage Loan Trust(a),(e)
CMO Series 2018-3 Class A1
08/25/2058	3.472%	1,118,309	1,147,899
CMO Series 2021-NMR1 Class M1
11/25/2060	1.850%	1,150,000	1,142,805
MRA Issuance Trust(a),(b),(c),(d)
CMO Series 2021-11 Class A1X
1-month USD LIBOR + 1.150% Floor 1.150% 01/25/2022	1.234%	4,000,000	4,000,000
MRA Issuance Trust(a),(b)
CMO Series 2021-NA1 Class A1X
1-month USD LIBOR + 1.500% Floor 1.500% 03/08/2022	1.600%	1,950,000	1,950,404
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	194,768	205,697
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	620,548	623,218
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	2.100%	825,000	826,017
OBX Trust(a),(b)
CMO Series 2020-EXP3 Class 2A1A
1-month USD LIBOR + 0.950% 01/25/2060	1.002%	929,241	930,381
Oceanview Mortgage Loan Trust(a)
CMO Series 2020-1 Class A1A
05/28/2050	1.733%	468,287	469,075

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OSAT Trust(a),(e)
CMO Series 2020-RPL1 Class A1
12/26/2059	3.072%	2,044,663	2,044,586
Preston Ridge Partners Mortgage(a),(e)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	2,901,252	2,870,765
Preston Ridge Partners Mortgage LLC(a),(e)
CMO Series 2020-6 Class A1
11/25/2025	2.363%	798,939	793,720
CMO Series 2021-3 Class A1
04/25/2026	1.867%	1,768,060	1,756,486
Preston Ridge Partners Mortgage Trust(a),(e)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	1,274,634	1,269,215
CMO Series 2021-10 Class A1
10/25/2026	2.487%	1,623,454	1,619,465
CMO Series 2021-9 Class A1
10/25/2026	2.363%	2,668,272	2,646,251
Pretium Mortgage Credit Partners LLC(a),(c),(d),(e)
CMO Series 2021-NPL6 Class A1
07/25/2051	2.487%	4,975,000	4,975,000
PRKCM Trust(a),(e)
CMO Series 2021-AFC2 Class A3
11/25/2056	2.893%	2,000,000	1,988,083
CMO Series 2021-AFC2 Class M1
11/25/2056	3.443%	1,475,000	1,464,961
Subordinated CMO Series 2021-AFC2 Class B1
11/25/2056	3.701%	1,300,000	1,237,547
PRPM LLC(a),(e)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	795,251	786,351
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 02/25/2030	1.052%	700,000	699,509
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	1.898%	500,000	501,357
Subordinated CMO Series 2021-2 Class M1B
30-day Average SOFR + 3.700% Floor 3.700% 11/25/2031	3.748%	725,000	733,186
RCO VII Mortgage LLC(a),(e)
CMO Series 2021-1 Class A1
05/25/2026	1.868%	1,308,385	1,299,834
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residential Mortgage Loan Trust(a),(e)
CMO Series 2020-1 Class A3
02/25/2024	2.684%	347,538	349,152
STACR Trust(a),(b)
CMO Series 2018-DNA3 Class M2
1-month USD LIBOR + 2.100% 09/25/2048	2.202%	1,500,000	1,516,563
Starwood Mortgage Residential Trust(a),(e)
CMO Series 2019-INV1 Class A1
09/27/2049	2.610%	263,584	265,644
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	557,774	561,255
CMO Series 2020-2 Class A3
04/25/2060	3.000%	975,000	978,590
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	269,562	269,491
CMO Series 2021-4 Class M1
08/25/2056	2.400%	525,000	520,470
Toorak Mortgage Corp., Ltd.(e)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	1,015,457	1,016,780
Toorak Mortgage Corp., Ltd.(a),(e)
CMO Series 2020-1 Class A1
03/25/2023	2.734%	3,800,000	3,805,845
CMO Series 2021-1 Class A1
06/25/2024	2.240%	900,000	895,241
Towd Point HE Trust(a),(e)
CMO Series 2021-HE1 Class M2
02/25/2063	2.500%	450,000	452,335
Towd Point Mortgage Trust(a)
CMO Series 2015-6 Class A1
04/25/2055	3.500%	8,860	8,853
CMO Series 2016-3 Class A1
04/25/2056	2.250%	19,273	19,278
Towd Point Mortgage Trust(a),(e)
CMO Series 2016-2 Class A1
08/25/2055	3.000%	86,642	86,906
CMO Series 2018-1 Class A1
01/25/2058	3.000%	244,280	247,365
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	966,715	985,328
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	1.102%	707,521	710,356
CMO Series 2019-HY2 Class A1
1-month USD LIBOR + 1.000% Floor 1.000% 05/25/2058	1.102%	825,380	831,991

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	29

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	300,000	301,139
VCAT Asset Securitization LLC(a),(e)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	4,971,510	4,886,394
VCAT LLC(a),(e)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	287,515	286,543
Vericrest Opportunity Loan Transferee(a),(e)
CMO Series 2021-NP11 Class A1
08/25/2051	1.868%	2,418,748	2,392,671
Vericrest Opportunity Loan Transferee XCII LLC(a),(e)
CMO Series 2021-NPL1 Class A1
02/27/2051	1.893%	1,645,041	1,638,057
Vericrest Opportunity Loan Transferee XCIII LLC(a),(e)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	1,430,766	1,424,859
Vericrest Opportunity Loan Transferee XCIV LLC(a),(e)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	1,697,257	1,693,042
Vericrest Opportunity Loan Transferee XCIX LLC(a),(e)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	1,077,663	1,072,963
Vericrest Opportunity Loan Transferee XCVI LLC(a),(e)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	1,055,585	1,050,633
Vericrest Opportunity Loan Transferee XCVII LLC(a),(e)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	4,315,054	4,289,197
Vericrest Opportunity Loan Trust CI LLC(a),(e)
CMO Series 2021-NP10 Class A1
05/25/2051	1.992%	3,057,891	3,058,176
Verus Securitization Trust(a),(e)
CMO Series 2019-3 Class A3
07/25/2059	3.040%	987,215	989,610
CMO Series 2019-4 Class A3
11/25/2059	3.000%	1,215,700	1,223,962
CMO Series 2020-1 Class M1
01/25/2060	3.021%	1,000,000	1,007,421
CMO Series 2020-2 Class A1
05/25/2060	2.743%	298,918	300,381
CMO Series 2020-INV1 Class A1
03/25/2060	1.977%	117,944	118,619
CMO Series 2021-R1 Class A2
10/25/2063	1.057%	380,347	379,114
CMO Series 2021-R1 Class A3
10/25/2063	1.262%	481,773	480,000
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visio Trust(a),(e)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	581,858	589,821
Visio Trust(a)
CMO Series 2020-1R Class A2
11/25/2055	1.567%	328,420	326,939
CMO Series 2020-1R Class A3
11/25/2055	1.873%	383,157	381,658
ZH Trust(a)
CMO Series 2021-1 Class A
02/18/2027	2.253%	800,000	794,700
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $152,884,187)			152,617,848

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace & Co.(b),(l)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	4.250%	34,000	34,026
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(d),(l)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.852%	4,859	4,616
Consumer Products 0.0%
SWF Holdings I Corp.(b),(l)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	4.750%	65,000	64,350
Food and Beverage 0.0%
BellRing Brands LLC(b),(l)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/21/2024	4.750%	14,851	14,863
Media and Entertainment 0.0%
Cengage Learning, Inc.(b),(l)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	55,864	55,963

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.0%
IRB Holding Corp.(b),(l)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	16,528	16,488
Technology 0.0%
Ascend Learning LLC(b),(l),(m)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	4.000%	39,000	38,911
Ascend Learning LLC(b),(l)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	6.250%	23,000	23,038
DCert Buyer, Inc.(b),(l)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	7.104%	36,000	36,000
Epicore Software Corp.(b),(l)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	17,000	17,368
Project Alpha Intermediate Holding, Inc.(b),(l)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	5.000%	18,688	18,700
UKG, Inc.(b),(l)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	3.750%	23,185	23,047
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	5.750%	45,000	45,085
Total			202,149
Total Senior Loans (Cost $391,908)			392,455

U.S. Treasury Obligations 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(j)
02/15/2045	2.500%	3,925,000	4,319,953
Total U.S. Treasury Obligations (Cost $4,666,289)			4,319,953

Money Market Funds 6.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(n),(o)	89,988,018	89,970,020
Total Money Market Funds (Cost $89,976,027)		89,970,020
Total Investments in Securities (Cost: $1,233,919,166)		1,525,857,067
Other Assets & Liabilities, Net		(74,191,677)
Net Assets		1,451,665,390

At December 31, 2021, securities and/or cash totaling $2,114,566 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	785	03/2022	USD	102,417,969	295,807	—
U.S. Treasury 10-Year Note	75	03/2022	USD	9,785,156	—	(30,202)
U.S. Treasury 2-Year Note	50	03/2022	USD	10,908,594	—	(21,189)
U.S. Treasury 5-Year Note	340	03/2022	USD	41,132,031	—	(24,319)
U.S. Ultra Treasury Bond	20	03/2022	USD	3,942,500	40,429	—
Total					336,236	(75,710)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	31

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $325,766,876, which represents 22.44% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $10,802,435, which represents 0.74% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.
(f)	Non-income producing investment.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	Represents a security purchased on a when-issued basis.
(l)	The stated interest rate represents the weighted average interest rate at December 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(m)	Represents a security purchased on a forward commitment basis.
(n)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(o)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	76,557,600	452,626,572	(439,209,182)	(4,970)	89,970,020	(3,982)	57,466	89,988,018
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	91,919,413	5,177,435	97,096,848
Commercial Mortgage-Backed Securities - Non-Agency	—	78,014,480	—	78,014,480
Common Stocks
Communication Services	109,809,217	—	—	109,809,217
Consumer Discretionary	85,823,846	—	—	85,823,846
Consumer Staples	41,675,701	—	—	41,675,701
Energy	27,484,216	—	—	27,484,216
Financials	92,721,541	—	—	92,721,541
Health Care	125,149,101	—	—	125,149,101
Industrials	77,373,977	—	—	77,373,977
Information Technology	300,740,401	—	—	300,740,401
Materials	28,733,217	—	—	28,733,217
Real Estate	11,450,560	—	—	11,450,560
Utilities	16,198,628	—	—	16,198,628
Total Common Stocks	917,160,405	—	—	917,160,405
Convertible Bonds	—	80,457	—	80,457
Corporate Bonds & Notes	—	93,406,095	—	93,406,095
Exchange-Traded Equity Funds	12,585,797	—	—	12,585,797
Foreign Government Obligations	—	61,333	—	61,333
Residential Mortgage-Backed Securities - Agency	—	80,151,376	—	80,151,376
Residential Mortgage-Backed Securities - Non-Agency	—	143,192,848	9,425,000	152,617,848
Senior Loans	—	387,839	4,616	392,455
U.S. Treasury Obligations	4,319,953	—	—	4,319,953
Money Market Funds	89,970,020	—	—	89,970,020
Total Investments in Securities	1,024,036,175	487,213,841	14,607,051	1,525,857,067
Investments in Derivatives
Asset
Futures Contracts	336,236	—	—	336,236
Liability
Futures Contracts	(75,710)	—	—	(75,710)
Total	1,024,296,701	487,213,841	14,607,051	1,526,117,593
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	33

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2021 ($)
Asset-Backed Securities — Non-Agency	877,377	—	—	2,435	5,175,000	—	—	(877,377)	5,177,435
Residential Mortgage-Backed Securities — Non-Agency	3,799,257	—	2,088	(4,889)	9,424,994	(3,796,450)	—	—	9,425,000
Senior Loans	—	—	—	(158)	—	—	4,774	—	4,616
Total	4,676,634	—	2,088	(2,612)	14,599,994	(3,796,450)	4,774	(877,377)	14,607,051
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2021 was $2,283, which is comprised of Asset-Backed Securities — Non-Agency of $2,435, Residential Mortgage-Backed Securities — Non-Agency of $6 and Senior Loans of $(158).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities, asset backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,143,943,139)	$1,435,887,047
Affiliated issuers (cost $89,976,027)	89,970,020
Cash	3,901
Receivable for:
Capital shares sold	348,883
Dividends	628,305
Interest	1,568,032
Foreign tax reclaims	36,689
Variation margin for futures contracts	111,250
Prepaid expenses	15,095
Total assets	1,528,569,222
Liabilities
Payable for:
Investments purchased	56,331
Investments purchased on a delayed delivery basis	74,970,615
Capital shares purchased	1,592,018
Management services fees	26,777
Distribution and/or service fees	5,056
Service fees	74,247
Compensation of board members	130,972
Compensation of chief compliance officer	262
Other expenses	47,554
Total liabilities	76,903,832
Net assets applicable to outstanding capital stock	$1,451,665,390
Represented by
Trust capital	$1,451,665,390
Total - representing net assets applicable to outstanding capital stock	$1,451,665,390
Class 1
Net assets	$11,736,434
Shares outstanding	278,313
Net asset value per share	$42.17
Class 2
Net assets	$33,190,774
Shares outstanding	801,850
Net asset value per share	$41.39
Class 3
Net assets	$1,406,738,182
Shares outstanding	33,642,077
Net asset value per share	$41.81
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	35

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$11,587,586
Dividends — affiliated issuers	57,466
Interest	10,100,740
Foreign taxes withheld	(69,802)
Total income	21,675,990
Expenses:
Management services fees	9,342,836
Distribution and/or service fees
Class 2	23,886
Class 3	1,711,112
Service fees	834,973
Compensation of board members	54,350
Custodian fees	47,474
Printing and postage fees	45,333
Audit fees	39,500
Legal fees	22,573
Interest on collateral	565
Compensation of chief compliance officer	256
Other	42,252
Total expenses	12,165,110
Net investment income	9,510,880
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	175,714,848
Investments — affiliated issuers	(3,982)
Foreign currency translations	841
Futures contracts	(3,442,544)
Net realized gain	172,269,163
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,482,250
Investments — affiliated issuers	(4,970)
Foreign currency translations	(342)
Futures contracts	198,160
Net change in unrealized appreciation (depreciation)	6,675,098
Net realized and unrealized gain	178,944,261
Net increase in net assets resulting from operations	$188,455,141
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$9,510,880	$12,917,730
Net realized gain	172,269,163	85,675,381
Net change in unrealized appreciation (depreciation)	6,675,098	92,757,924
Net increase in net assets resulting from operations	188,455,141	191,351,035
Decrease in net assets from capital stock activity	(27,044,181)	(39,462,226)
Total increase in net assets	161,410,960	151,888,809
Net assets at beginning of year	1,290,254,430	1,138,365,621
Net assets at end of year	$1,451,665,390	$1,290,254,430

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	190,375	7,621,888	76,403	2,557,037
Redemptions	(9,891)	(401,576)	(2,359)	(73,720)
Net increase	180,484	7,220,312	74,044	2,483,317
Class 2
Subscriptions	822,232	33,120,788	—	—
Redemptions	(20,503)	(833,012)	—	—
Net increase	801,729	32,287,776	—	—
Class 3
Subscriptions	587,750	22,773,586	724,475	24,019,990
Redemptions	(2,251,153)	(89,325,855)	(2,127,137)	(65,965,533)
Net decrease	(1,663,403)	(66,552,269)	(1,402,662)	(41,945,543)
Total net decrease	(681,190)	(27,044,181)	(1,328,618)	(39,462,226)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	37

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$36.71	0.33	5.13	5.46
Year Ended 12/31/2020	$31.17	0.40	5.14	5.54
Year Ended 12/31/2019	$25.35	0.48	5.34	5.82
Year Ended 12/31/2018	$26.90	0.42	(1.97)	(1.55)
Year Ended 12/31/2017	$23.46	0.34	3.10	3.44
Class 2
Year Ended 12/31/2021	$36.11	0.24	5.04	5.28
Year Ended 12/31/2020	$30.74	0.33	5.04	5.37
Year Ended 12/31/2019	$25.06	0.41	5.27	5.68
Year Ended 12/31/2018	$26.66	0.34	(1.94)	(1.60)
Year Ended 12/31/2017	$23.30	0.28	3.08	3.36
Class 3
Year Ended 12/31/2021	$36.44	0.27	5.10	5.37
Year Ended 12/31/2020	$30.99	0.36	5.09	5.45
Year Ended 12/31/2019	$25.24	0.45	5.30	5.75
Year Ended 12/31/2018	$26.82	0.38	(1.96)	(1.58)
Year Ended 12/31/2017	$23.42	0.30	3.10	3.40

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$42.17	14.88%	0.75%(c)	0.75%(c)	0.82%	118%	$11,736
Year Ended 12/31/2020	$36.71	17.77%	0.78%	0.77%	1.21%	145%	$3,591
Year Ended 12/31/2019	$31.17	22.96%	0.79%	0.76%	1.63%	126%	$741
Year Ended 12/31/2018	$25.35	(5.76%)	0.78%	0.75%	1.53%	81%	$3
Year Ended 12/31/2017	$26.90	14.66%	0.77%	0.74%	1.36%	63%	$3
Class 2
Year Ended 12/31/2021	$41.39	14.62%	1.00%(c)	1.00%(c)	0.60%	118%	$33,191
Year Ended 12/31/2020	$36.11	17.47%	1.00%	1.00%	1.04%	145%	$4
Year Ended 12/31/2019	$30.74	22.66%	1.03%	1.01%	1.43%	126%	$4
Year Ended 12/31/2018	$25.06	(6.00%)	1.03%	1.00%	1.27%	81%	$3
Year Ended 12/31/2017	$26.66	14.42%	1.02%	0.99%	1.11%	63%	$3
Class 3
Year Ended 12/31/2021	$41.81	14.74%	0.88%(c)	0.88%(c)	0.69%	118%	$1,406,738
Year Ended 12/31/2020	$36.44	17.58%	0.90%	0.89%	1.13%	145%	$1,286,659
Year Ended 12/31/2019	$30.99	22.78%	0.91%	0.88%	1.57%	126%	$1,137,620
Year Ended 12/31/2018	$25.24	(5.89%)	0.91%	0.87%	1.40%	81%	$1,004,017
Year Ended 12/31/2017	$26.82	14.52%	0.91%	0.89%	1.20%	63%	$1,165,032
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	39

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Balanced Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
40	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
December 31, 2021
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
42	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	336,236*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	75,710*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(3,442,544)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	198,160
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	136,428,618

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
44	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
December 31, 2021
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
46	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.67% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
December 31, 2021
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.76%	0.77%
Class 2	1.01	1.02
Class 3	0.885	0.895
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,619,483,511 and $1,666,388,722, respectively, for the year ended December 31, 2021, of which $955,839,331 and $980,351,550, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
48	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	49

Notes to Financial Statements  (continued)
December 31, 2021
securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
50	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 99.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	51

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Balanced Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
52	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	53

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
54	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	55

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
56	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2021	57

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
58	Columbia Variable Portfolio – Balanced Fund | Annual Report 2021

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Columbia Variable Portfolio – Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6677 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Emerging Markets Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Emerging Markets Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Adrian Hilton
Lead Portfolio Manager
Managed Fund since October 2020
Christopher Cooke
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	-2.20	4.18	3.70
Class 2	04/30/12	-2.45	3.92	3.44
JPMorgan Emerging Markets Bond Index-Global		-1.51	4.47	4.42
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2021)
AA rating	8.4
A rating	7.8
BBB rating	27.0
BB rating	28.6
B rating	19.1
CCC rating	5.0
C rating	0.1
Not rated	4.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Country breakdown (%) (at December 31, 2021)
Angola	1.5
Argentina	1.6
Bahrain	1.4
Country breakdown (%) (at December 31, 2021)
Belarus	0.3
Brazil	3.0
Canada	0.4
Chile	0.4
China	1.6
Colombia	4.2
Costa Rica	0.4
Croatia	0.5
Dominican Republic	3.7
Ecuador	1.4
Egypt	2.8
El Salvador	0.1
Ghana	1.8
Guatemala	1.3
Hong Kong	1.0
India	1.6
Indonesia	7.3
Ireland	0.4
Isle of Man	0.2
Ivory Coast	1.7
Jersey	1.4
Kazakhstan	2.7
Malaysia	0.5
Mexico	11.2
Netherlands	0.5

4	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2021)
Oman	0.4
Pakistan	0.8
Panama	0.7
Paraguay	1.8
Peru	0.3
Philippines	1.4
Qatar	5.4
Romania	0.5
Russian Federation	2.7
Saudi Arabia	4.5
South Africa	2.7
Country breakdown (%) (at December 31, 2021)
Sri Lanka	0.2
Turkey	3.7
Ukraine	3.3
United Arab Emirates	2.9
United States(a)	10.0
Venezuela	0.2
Virgin Islands	3.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
At December 31, 2021, approximately 35.63% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned -2.45%. The Fund underperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned -1.51% for the same period.
Market overview
After a strong year for emerging market bonds in 2020, the first quarter of 2021 was more challenging, with the benchmark posting negative returns. Investor sentiment toward risk assets had been initially buoyed by optimism about the rollout of COVID-19 vaccines and further U.S. fiscal stimulus. However, the emerging markets were more greatly impacted by “risk-off” sentiment, or heightened risk aversion, than the developed markets, driven by concerns about rising COVID-19 cases, the uneven pace of mass vaccinations and the emergence of new COVID-19 variants. Additionally, as hopes for a global economic recovery grew, increasing concern about potential rising inflation pushed global government bond yields markedly higher. The U.S. dollar strengthened, posing another headwind for emerging markets debt. Emerging market bonds, as measured by the benchmark, rebounded to post positive returns during the second quarter amid a more supportive backdrop. Core government bonds also rallied, with U.S. Treasury yields retreating from the highs reached earlier in the year. The improved rollout of COVID-19 vaccines in developed countries as well as the resulting optimism about the global economy trumped fears of runaway inflation. The less risk-averse mood was boosted by anticipation of U.S. fiscal stimulus. Throughout the first half of the annual period, a strong rise in commodities prices was a welcome ongoing tailwind for emerging market bonds, with crude oil and industrial metals registering significant gains. However, the positive sentiment was somewhat undermined as several emerging markets countries, including Brazil, South Africa, Thailand and Taiwan, struggled to bring down COVID-19 infection rates. Among emerging market central banks, a trend toward policy tightening grew, with policymakers in Turkey, Russia, Ukraine, Hungary, the Czech Republic, Mexico and Brazil raising interest rates amid concerns about inflation risks. Other central banks left rates unchanged.
The benchmark posted negative returns for the third quarter of 2021. Emerging market bonds were initially supported by positive sentiment about the post-pandemic global recovery and expectations for further U.S. stimulus, as the U.S. Senate approved President Biden’s bipartisan infrastructure bill and simultaneously passed a $2.5 billion budget resolution. Higher energy prices and strength in soft commodities were also helpful for emerging market bonds. However, as inflation persisted at relatively high levels in developed markets, the outlook for monetary policy turned increasingly hawkish, prompting bouts of risk-off sentiment. (Hawkish suggests higher interest rates; opposite of dovish.) Against this backdrop, yields on core government bonds drifted higher in August and September, as U.S. Federal Reserve (Fed) Chair Powell gave a clear steer that monetary stimulus would soon be reduced. While the ongoing hunt for yield continued to drive demand for emerging market bonds, risk sentiment faltered in the face of growing risks, including concerns about supply-chain bottlenecks, China’s regulatory crackdown on a variety of industries and a debt crisis at Chinese property developer Evergrande, which sparked fears of contagion to global property markets and beyond. Worries about the spread of the COVID-19 Delta variant derailing the global recovery became more prevalent, and the U.S. dollar strengthened during the third quarter, posing additional headwinds for emerging market bonds. Russia, Chile, Peru, Brazil, Turkey and Mexico raised their respective interest rates.
The fourth quarter was another challenging span for emerging market bonds, though the benchmark eked out a modest positive return. The sector was supported in October 2021 by rising commodity prices and improving COVID-19 vaccine rollouts in many emerging market countries. However, as inflationary pressures showed little sign of abating, concerns grew over how aggressively central banks might act in response. Added to this were signs of a slowdown in Chinese economic activity and a resurfacing of U.S.-China tensions. As the quarter progressed, risk sentiment was undermined by rising COVID-19 case counts in Europe, increasingly hawkish commentary from Fed officials and the discovery of the Omicron COVID-19 variant, which triggered a flight to safety and a sharp fall in oil prices. Continuing strength in economic data and indications the new virus strain was proving less severe than feared helped emerging market bonds recover toward the end
6	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
of the quarter. Chile, Mexico, Peru, Brazil, Colombia, Russia, Romania, the Czech Republic and Ukraine each raised their respective interest rates during the fourth quarter. Turkey was a notable outlier; despite escalating inflation, the country significantly cut its rates during the fourth quarter.
The Fund’s notable detractors during the period
•	Country positioning as a whole detracted from the Fund’s relative results during the annual period.
•	Having an overweight to Russian local currency bonds (unhedged) detracted.
•	Having overweighted allocations to Ghana and Egypt and an underweight to Oman, in each case relative to the benchmark, also dampened the Fund’s relative results.
The Fund’s notable contributors during the period
•	Security selection overall contributed positively to the Fund’s relative results, especially in Mexico, the Philippines and Brazil.
○	In Mexico, having an overweight to the corporate bonds of PEMEX versus sovereign bonds helped most. (PEMEX, or Petroleos Mexicanos, is a state-owned petroleum company.) In December 2021, PEMEX announced a series of measures intended to improve its financial condition, which were responded to favorably by the markets.
○	In Brazil, security selection among corporate bonds proved most beneficial.
•	Having an overweight to Angola sovereign bonds contributed positively.
•	Positioning in El Salvador overall, which shifted from an overweight during the first half of 2021 to an underweight during the second half of the annual period, further bolstered the Fund’s relative results.
Derivatives usage
During the annual period, the Fund used U.S. Treasury futures to help keep the duration of the Fund in line with our target, relative to that of the benchmark. We used emerging market currency forward contracts in those cases where we wanted local rates exposure but not currency exposure. The use of each of these derivative instruments successfully achieved their purpose and contributed positively to the Fund’s performance during the annual period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	988.80	1,021.37	3.81	3.87	0.76
Class 2	1,000.00	1,000.00	987.50	1,020.11	5.06	5.14	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes(a) 9.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 0.2%
Hidrovias International Finance Sarl(b)
02/08/2031	4.950%		802,000	736,253
02/08/2031	4.950%		200,000	183,604
Total				919,857
Colombia 0.8%
Banco de Bogota SA(b)
Subordinated
05/12/2026	6.250%		535,000	577,558
Millicom International Cellular SA(b)
01/15/2028	5.125%		1,440,000	1,495,471
03/25/2029	6.250%		1,080,000	1,167,436
03/25/2029	6.250%		810,000	875,577
Total				4,116,042
Guatemala 0.5%
Energuate Trust(b)
05/03/2027	5.875%		1,650,000	1,708,369
05/03/2027	5.875%		650,000	672,994
Total				2,381,363
Hong Kong 1.0%
Lenovo Group Ltd.(b)
04/24/2025	5.875%		4,600,000	5,072,602
India 0.6%
Adani Ports & Special Economic Zone Ltd.(b)
08/04/2027	4.200%		2,900,000	3,013,090
Ireland 0.4%
Phosagro OAO Via Phosagro Bond Funding DAC(b)
09/16/2028	2.600%		2,128,000	2,067,300
Isle of Man 0.2%
AngloGold Ashanti Holdings PLC
10/01/2030	3.750%		735,000	739,077
Jersey 1.3%
Galaxy Pipeline Assets Bidco Ltd.(b)
03/31/2036	2.625%		2,600,000	2,543,684
09/30/2040	2.940%		4,200,000	4,182,853
Total				6,726,537
Mexico 0.1%
America Movil SAB de CV
12/05/2022	6.450%	MXN	10,860,000	527,664
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netherlands 0.1%
Mong Duong Finance Holdings BV(b)
05/07/2029	5.125%	430,000	417,127
Philippines 0.7%
SMC Global Power Holdings Corp.(b),(c)
12/31/2049	5.700%	900,000	891,842
12/31/2049	5.950%	2,500,000	2,503,078
Total			3,394,920
Ukraine 0.6%
MHP Lux SA(b)
04/03/2026	6.950%	2,900,000	2,886,115
Virgin Islands 2.6%
Gold Fields Orogen Holdings BVI Ltd.(b)
05/15/2024	5.125%	2,300,000	2,453,478
05/15/2029	6.125%	1,350,000	1,552,085
JGSH Philippines Ltd.(b)
07/09/2030	4.125%	8,700,000	9,151,254
Total			13,156,817
Total Corporate Bonds & Notes (Cost $45,025,524)			45,418,511

Foreign Government Obligations(a),(d) 79.7%

Angola 1.5%
Angolan Government International Bond(b)
11/26/2029	8.000%	3,800,000	3,743,586
11/26/2029	8.000%	1,846,000	1,818,594
05/08/2048	9.375%	1,900,000	1,859,877
Total			7,422,057
Argentina 1.5%
Argentine Republic Government International Bond(c)
07/09/2035	1.125%	23,600,000	7,517,457
07/09/2046	1.125%	720,000	232,232
Total			7,749,689
Bahrain 1.4%
Bahrain Government International Bond(b)
05/18/2034	5.625%	3,480,000	3,309,029
CBB International Sukuk Programme Co. WLL(b)
05/18/2029	3.875%	3,867,000	3,771,236
Total			7,080,265
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Belarus 0.3%
Republic of Belarus International Bond(b)
02/28/2023	6.875%	700,000	689,833
02/28/2030	6.200%	750,000	594,665
Total			1,284,498
Brazil 2.8%
Brazil Minas SPE via State of Minas Gerais(b)
02/15/2028	5.333%	210,000	218,819
Brazilian Government International Bond
06/12/2030	3.875%	12,000,000	11,653,773
01/07/2041	5.625%	446,000	456,422
01/27/2045	5.000%	1,900,000	1,780,590
Total			14,109,604
Canada 0.3%
MEGlobal Canada ULC(b)
05/18/2025	5.000%	1,600,000	1,745,887
Chile 0.4%
Chile Government International Bond
01/25/2050	3.500%	1,750,000	1,819,342
China 1.6%
State Grid Overseas Investment 2016 Ltd.(b)
05/04/2027	3.500%	1,300,000	1,402,361
Syngenta Finance NV(b)
04/24/2028	5.182%	5,800,000	6,510,710
Total			7,913,071
Colombia 3.4%
Colombia Government International Bond
01/30/2030	3.000%	9,800,000	8,923,415
04/15/2031	3.125%	6,640,000	5,983,821
04/22/2032	3.250%	2,098,000	1,888,795
Total			16,796,031
Costa Rica 0.4%
Costa Rica Government International Bond(b)
04/04/2044	7.000%	2,000,000	1,960,284
Croatia 0.5%
Croatia Government International Bond(b)
01/26/2024	6.000%	861,000	943,486
Hrvatska Elektroprivreda(b)
10/23/2022	5.875%	710,000	733,672
10/23/2022	5.875%	600,000	620,005
Total			2,297,163
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Dominican Republic 3.7%
Dominican Republic International Bond(b)
01/25/2027	5.950%		4,035,000	4,500,634
01/30/2030	4.500%		4,845,000	4,935,870
09/23/2032	4.875%		1,650,000	1,681,543
04/30/2044	7.450%		2,286,000	2,706,406
01/27/2045	6.850%		271,000	298,726
06/05/2049	6.400%		2,500,000	2,630,923
01/30/2060	5.875%		1,650,000	1,585,879
Total				18,339,981
Ecuador 1.3%
Ecuador Government International Bond(b),(c)
07/31/2030	5.000%		3,200,000	2,647,828
07/31/2035	1.000%		4,200,000	2,755,032
07/31/2040	0.500%		2,342,250	1,363,580
Total				6,766,440
Egypt 2.7%
Egypt Government International Bond(b)
04/16/2030	5.625%	EUR	1,580,000	1,623,430
04/11/2031	6.375%	EUR	2,500,000	2,623,215
01/15/2032	7.053%		1,100,000	1,016,488
05/29/2032	7.625%		2,585,000	2,450,560
09/30/2033	7.300%		5,000,000	4,601,908
03/01/2049	8.700%		1,550,000	1,378,913
Total				13,694,514
El Salvador 0.1%
El Salvador Government International Bond(b)
01/18/2027	6.375%		1,000,000	598,068
Ghana 1.8%
Ghana Government International Bond(b)
03/26/2032	8.125%		2,400,000	1,960,050
02/11/2035	7.875%		2,600,000	2,035,486
05/07/2042	8.875%		1,800,000	1,460,925
03/26/2051	8.950%		4,300,000	3,446,719
Total				8,903,180
Guatemala 0.8%
Guatemala Government Bond(b)
10/07/2033	3.700%		1,109,000	1,093,323
06/01/2050	6.125%		2,350,000	2,695,422
Total				3,788,745
India 1.0%
Export-Import Bank of India(b)
01/15/2030	3.250%		4,800,000	4,886,831

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Indonesia 7.2%
Indonesia Government International Bond
09/18/2029	3.400%		1,900,000	2,052,026
10/30/2049	3.700%		3,800,000	4,025,655
Indonesia Government International Bond(b)
01/15/2045	5.125%		3,000,000	3,739,210
Perusahaan Penerbit SBSN Indonesia III(b)
06/23/2025	2.300%		1,455,000	1,495,363
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara(b)
06/30/2050	4.000%		700,000	681,163
PT Indonesia Asahan Aluminium Persero(b)
05/15/2030	5.450%		6,000,000	6,861,483
11/15/2048	6.757%		6,250,000	8,039,320
PT Pelabuhan Indonesia II(b)
05/05/2045	5.375%		1,800,000	2,126,708
PT Perusahaan Listrik Negara(b)
07/17/2049	4.875%		2,100,000	2,252,636
PT Saka Energi Indonesia(b)
05/05/2024	4.450%		4,750,000	4,616,089
Total				35,889,653
Ivory Coast 1.7%
Ivory Coast Government International Bond(b)
07/23/2024	5.375%		300,000	312,562
10/17/2031	5.875%	EUR	4,300,000	5,026,670
06/15/2033	6.125%		3,000,000	3,158,429
Total				8,497,661
Kazakhstan 2.7%
Kazakhstan Government International Bond(b)
07/21/2045	6.500%		300,000	431,169
KazMunayGas National Co. JSC(b)
04/19/2027	4.750%		5,550,000	6,132,886
04/24/2030	5.375%		2,300,000	2,684,233
04/19/2047	5.750%		3,400,000	4,176,859
Total				13,425,147
Malaysia 0.4%
Petronas Capital Ltd.(b)
04/21/2030	3.500%		2,055,000	2,224,003
Mexico 11.0%
Comision Federal de Electricidad(b)
07/26/2033	3.875%		4,325,000	4,241,369
Mexican Bonos
06/09/2022	6.500%	MXN	55,615,900	2,719,492
05/31/2029	8.500%	MXN	15,000,000	775,748
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico Government International Bond
04/16/2030	3.250%		6,950,000	7,145,453
01/15/2047	4.350%		2,300,000	2,387,438
02/10/2048	4.600%		2,000,000	2,133,874
Petroleos Mexicanos(b)
09/12/2024	7.190%	MXN	600,000	27,985
02/16/2032	6.700%		15,320,000	15,427,660
Petroleos Mexicanos
11/12/2026	7.470%	MXN	4,700,000	206,588
01/28/2031	5.950%		8,700,000	8,469,571
01/23/2045	6.375%		7,700,000	6,696,841
09/21/2047	6.750%		2,893,000	2,559,714
01/23/2050	7.690%		2,029,000	1,957,182
Total				54,748,915
Netherlands 0.4%
Syngenta Finance NV(b)
04/24/2023	4.441%		1,750,000	1,806,792
Oman 0.4%
Oman Government International Bond(b)
01/25/2031	6.250%		1,846,000	2,015,793
Pakistan 0.8%
Pakistan Government International Bond(b)
09/30/2025	8.250%		529,000	571,435
12/05/2027	6.875%		1,400,000	1,410,533
04/08/2031	7.375%		2,155,000	2,137,739
Total				4,119,707
Panama 0.7%
Panama Government International Bond
03/16/2025	3.750%		950,000	1,006,648
09/29/2032	2.252%		2,800,000	2,662,547
Total				3,669,195
Paraguay 1.7%
Paraguay Government International Bond(b)
04/15/2026	5.000%		4,140,000	4,595,998
08/11/2044	6.100%		2,700,000	3,320,126
03/30/2050	5.400%		675,000	770,914
Total				8,687,038
Peru 0.3%
Peruvian Government International Bond
01/15/2034	3.000%		1,519,000	1,515,328
Philippines 0.7%
Philippine Government International Bond
07/06/2046	3.200%		3,540,000	3,608,886

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qatar 5.4%
Ooredoo International Finance Ltd.(b)
04/08/2031	2.625%	1,367,000	1,373,238
Qatar Government International Bond(b)
04/23/2028	4.500%	200,000	229,557
03/14/2029	4.000%	7,350,000	8,285,993
04/16/2030	3.750%	4,600,000	5,163,189
04/23/2048	5.103%	2,000,000	2,703,679
03/14/2049	4.817%	3,490,000	4,582,080
04/16/2050	4.400%	600,000	747,869
Qatar Petroleum(b)
07/12/2031	2.250%	3,738,000	3,703,394
Total			26,788,999
Romania 0.5%
Romanian Government International Bond(b)
02/14/2051	4.000%	2,480,000	2,486,819
Russian Federation 2.7%
Gazprom Neft OAO Via GPN Capital SA(b)
09/19/2022	4.375%	416,000	423,371
Gazprom PJSC via Gaz Finance PLC(b)
02/25/2030	3.250%	4,500,000	4,354,798
Russian Foreign Bond - Eurobond(b)
05/27/2026	4.750%	3,000,000	3,278,403
03/21/2029	4.375%	2,200,000	2,422,761
03/28/2035	5.100%	1,200,000	1,417,154
06/23/2047	5.250%	1,200,000	1,520,647
Total			13,417,134
Saudi Arabia 4.5%
KSA Sukuk Ltd.(b)
10/29/2029	2.969%	1,750,000	1,840,301
SA Global Sukuk Ltd.(b)
06/17/2031	2.694%	4,000,000	4,023,060
Saudi Government International Bond(b)
04/17/2049	5.000%	500,000	634,500
01/21/2055	3.750%	5,400,000	5,800,615
01/21/2055	3.750%	5,150,000	5,532,068
02/02/2061	3.450%	4,500,000	4,556,754
Total			22,387,298
South Africa 2.6%
Eskom Holdings SOC Ltd.(b)
02/11/2025	7.125%	3,100,000	3,204,457
08/10/2028	8.450%	2,500,000	2,693,287
Republic of South Africa Government International Bond
09/30/2029	4.850%	1,760,000	1,816,766
09/30/2049	5.750%	5,700,000	5,482,649
Total			13,197,159
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sri Lanka 0.2%
Sri Lanka Government International Bond(b)
03/28/2030	7.550%	2,000,000	1,011,886
Turkey 3.6%
Turkey Government International Bond
03/22/2024	5.750%	1,200,000	1,171,087
04/14/2026	4.250%	3,300,000	2,957,274
02/17/2028	5.125%	11,000,000	9,851,206
04/26/2029	7.625%	3,800,000	3,790,045
05/11/2047	5.750%	500,000	404,597
Total			18,174,209
Ukraine 2.7%
Ukraine Government International Bond(b)
09/01/2023	7.750%	700,000	684,433
09/01/2026	7.750%	12,200,000	11,621,482
05/21/2029	6.876%	1,400,000	1,243,320
Total			13,549,235
United Arab Emirates 2.9%
Abu Dhabi Government International Bond(b)
09/30/2029	2.500%	1,600,000	1,661,654
09/30/2049	3.125%	3,000,000	3,071,800
04/16/2050	3.875%	490,000	572,885
DP World Crescent Ltd.(b)
09/26/2028	4.848%	1,250,000	1,403,361
DP World PLC(b)
07/02/2037	6.850%	5,900,000	7,789,593
Total			14,499,293
Venezuela 0.2%
Petroleos de Venezuela SA(b),(e)
05/16/2024	0.000%	12,559,928	502,397
Venezuela Government International Bond(b),(e)
10/13/2024	0.000%	4,300,000	380,305
Total			882,702
Virgin Islands 0.9%
Sinopec Group Overseas Development 2017 Ltd.(b)
09/13/2027	3.250%	2,800,000	2,972,757
Sinopec Group Overseas Development 2018 Ltd.(b)
09/12/2028	4.250%	1,500,000	1,693,984
Total			4,666,741
Total Foreign Government Obligations (Cost $409,808,287)			398,425,243

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Money Market Funds 9.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(f),(g)	49,314,591	49,304,728
Total Money Market Funds (Cost $49,308,273)		49,304,728
Total Investments in Securities (Cost $504,142,084)		493,148,482
Other Assets & Liabilities, Net		6,351,395
Net Assets		$499,499,877
At December 31, 2021, securities and/or cash totaling $267,050 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
89,000,000 MXN	4,275,188 USD	Goldman Sachs International	01/11/2022	—	(66,198)
8,539,655 EUR	9,736,710 USD	UBS	01/11/2022	12,898	—
Total				12,898	(66,198)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury Ultra 10-Year Note	(109)	03/2022	USD	(15,961,688)	—	(279,526)
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $326,924,551, which represents 65.45% of total net assets.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2021, the total value of these securities amounted to $882,702, which represents 0.18% of total net assets.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	22,353,312	206,213,138	(179,258,177)	(3,545)	49,304,728	(125)	21,792	49,314,591
Currency Legend
EUR	Euro
MXN	Mexican Peso
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	45,418,511	—	45,418,511
Foreign Government Obligations	—	398,425,243	—	398,425,243
Money Market Funds	49,304,728	—	—	49,304,728
Total Investments in Securities	49,304,728	443,843,754	—	493,148,482
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	12,898	—	12,898
Liability
Forward Foreign Currency Exchange Contracts	—	(66,198)	—	(66,198)
Futures Contracts	(279,526)	—	—	(279,526)
Total	49,025,202	443,790,454	—	492,815,656
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $454,833,811)	$443,843,754
Affiliated issuers (cost $49,308,273)	49,304,728
Foreign currency (cost $419,844)	425,642
Margin deposits on:
Futures contracts	267,050
Unrealized appreciation on forward foreign currency exchange contracts	12,898
Receivable for:
Capital shares sold	1,931
Dividends	2,958
Interest	6,019,467
Foreign tax reclaims	10,416
Prepaid expenses	9,494
Total assets	499,898,338
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	66,198
Payable for:
Capital shares purchased	128,358
Variation margin for futures contracts	28,953
Foreign capital gains taxes deferred	1
Management services fees	8,164
Distribution and/or service fees	1,707
Service fees	73,126
Compensation of board members	55,454
Compensation of chief compliance officer	91
Other expenses	36,409
Total liabilities	398,461
Net assets applicable to outstanding capital stock	$499,499,877
Represented by
Paid in capital	525,861,961
Total distributable earnings (loss)	(26,362,084)
Total - representing net assets applicable to outstanding capital stock	$499,499,877
Class 1
Net assets	$248,904,980
Shares outstanding	26,561,519
Net asset value per share	$9.37
Class 2
Net assets	$250,594,897
Shares outstanding	26,762,075
Net asset value per share	$9.36
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	15

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$21,792
Interest	21,899,818
Interfund lending	160
Foreign taxes withheld	(32,631)
Total income	21,889,139
Expenses:
Management services fees	2,873,487
Distribution and/or service fees
Class 2	614,473
Service fees	574,646
Compensation of board members	29,483
Custodian fees	59,221
Printing and postage fees	16,804
Audit fees	36,270
Legal fees	14,364
Compensation of chief compliance officer	88
Other	37,907
Total expenses	4,256,743
Net investment income	17,632,396
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,001,121
Investments — affiliated issuers	(125)
Foreign currency translations	(48,497)
Forward foreign currency exchange contracts	398,174
Futures contracts	(73,934)
Net realized gain	3,276,739
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(31,994,200)
Investments — affiliated issuers	(3,545)
Foreign currency translations	(13,386)
Forward foreign currency exchange contracts	312,157
Futures contracts	(170,727)
Net change in unrealized appreciation (depreciation)	(31,869,701)
Net realized and unrealized loss	(28,592,962)
Net decrease in net assets resulting from operations	$(10,960,566)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$17,632,396	$15,894,711
Net realized gain (loss)	3,276,739	(5,603,668)
Net change in unrealized appreciation (depreciation)	(31,869,701)	20,779,470
Net increase (decrease) in net assets resulting from operations	(10,960,566)	31,070,513
Distributions to shareholders
Net investment income and net realized gains
Class 1	(9,225,316)	(7,198,846)
Class 2	(9,066,729)	(7,242,728)
Total distributions to shareholders	(18,292,045)	(14,441,574)
Increase in net assets from capital stock activity	50,006,632	141,361,521
Total increase in net assets	20,754,021	157,990,460
Net assets at beginning of year	478,745,856	320,755,396
Net assets at end of year	$499,499,877	$478,745,856

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	6,237,833	59,984,146	10,938,060	106,832,429
Distributions reinvested	976,525	9,225,316	784,339	7,198,846
Redemptions	(4,485,763)	(43,450,596)	(124,269)	(1,154,927)
Net increase	2,728,595	25,758,866	11,598,130	112,876,348
Class 2
Subscriptions	2,474,868	23,735,038	4,039,799	37,360,059
Distributions reinvested	959,918	9,066,729	790,959	7,242,728
Redemptions	(888,694)	(8,554,001)	(1,740,341)	(16,117,614)
Net increase	2,546,092	24,247,766	3,090,417	28,485,173
Total net increase	5,274,687	50,006,632	14,688,547	141,361,521
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$9.97	0.37	(0.59)	(0.22)	(0.38)	(0.38)
Year Ended 12/31/2020	$9.62	0.37	0.31	0.68	(0.33)	(0.33)
Year Ended 12/31/2019	$9.01	0.50	0.60	1.10	(0.49)	(0.49)
Year Ended 12/31/2018	$10.15	0.53	(1.23)	(0.70)	(0.44)	(0.44)
Year Ended 12/31/2017	$9.50	0.59	0.52	1.11	(0.46)	(0.46)
Class 2
Year Ended 12/31/2021	$9.96	0.34	(0.59)	(0.25)	(0.35)	(0.35)
Year Ended 12/31/2020	$9.61	0.35	0.31	0.66	(0.31)	(0.31)
Year Ended 12/31/2019	$9.00	0.47	0.61	1.08	(0.47)	(0.47)
Year Ended 12/31/2018	$10.15	0.51	(1.25)	(0.74)	(0.41)	(0.41)
Year Ended 12/31/2017	$9.49	0.57	0.52	1.09	(0.43)	(0.43)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$9.37	(2.20%)	0.76%	0.76%	3.81%	41%	$248,905
Year Ended 12/31/2020	$9.97	7.43%	0.75%(c)	0.75%(c)	4.01%	114%	$237,553
Year Ended 12/31/2019	$9.62	12.35%	0.76%	0.76%	5.21%	137%	$117,692
Year Ended 12/31/2018	$9.01	(7.04%)	0.76%(c)	0.76%(c)	5.53%	64%	$103,590
Year Ended 12/31/2017	$10.15	11.85%	0.75%	0.75%	5.88%	42%	$110,275
Class 2
Year Ended 12/31/2021	$9.36	(2.45%)	1.01%	1.01%	3.56%	41%	$250,595
Year Ended 12/31/2020	$9.96	7.16%	1.00%(c)	1.00%(c)	3.76%	114%	$241,193
Year Ended 12/31/2019	$9.61	12.09%	1.01%	1.01%	4.94%	137%	$203,064
Year Ended 12/31/2018	$9.00	(7.38%)	1.02%(c)	1.02%(c)	5.32%	64%	$121,570
Year Ended 12/31/2017	$10.15	11.69%	1.01%	1.01%	5.70%	42%	$94,637
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	19

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
20	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
22	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	12,898

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	66,198
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	279,526*
Total		345,724

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	398,174	—	398,174
Interest rate risk	—	(73,934)	(73,934)
Total	398,174	(73,934)	324,240

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	312,157	—	312,157
Interest rate risk	—	(170,727)	(170,727)
Total	312,157	(170,727)	141,430
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	3,365,157
Futures contracts — short	11,329,844

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	150,562	(49,655)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
	Goldman Sachs International ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	12,898	12,898
Liabilities
Forward foreign currency exchange contracts	66,198	-	66,198
Total financial and derivative net assets	(66,198)	12,898	(53,300)
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	(66,198)	12,898	(53,300)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
24	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.600% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements, and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
26	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.12% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.80%	0.83%
Class 2	1.05	1.08
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, principal and/or interest of fixed income securities, foreign capital gains tax and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(142,934)	142,934	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
18,292,045	—	18,292,045	14,441,574	—	14,441,574
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,239,757	—	(15,967,163)	(11,579,627)
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
504,395,283	9,220,856	(20,800,483)	(11,579,627)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(4,526,990)	(11,440,173)	(15,967,163)	3,244,407
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $206,241,538 and $178,616,177, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
28	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,400,000	0.67	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
December 31, 2021
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Latin America Region. The Fund is particularly susceptible to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. These include risks of elevated and volatile interest, inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Latin American economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
30	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2021, two unaffiliated shareholders of record owned 58.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 38.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
December 31, 2021
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Emerging Markets Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$38,996	$0.0007	$21,498,628	$0.40
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
34	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
36	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
38	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2021

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Columbia Variable Portfolio – Emerging Markets Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6536 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Limited Duration Credit Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Limited Duration Credit Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2010
Royce D. Wilson, CFA
Portfolio Manager
Managed Fund since 2012
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Shannon Rinehart
Portfolio Manager
Managed Fund since February 2022
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-0.59	3.01	2.64
Class 2	05/07/10	-0.84	2.75	2.38
Bloomberg U.S. 1-5 Year Corporate Index		-0.47	3.05	2.91
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. Effective August 24, 2021, the Bloomberg Barclays U.S. 1-5 Year Corporate Index was re-branded as the Bloomberg 1-5 Year Corporate Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Corporate Bonds & Notes	88.9
Money Market Funds	2.6
U.S. Treasury Obligations	8.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2021)
AAA rating	8.7
AA rating	3.3
A rating	31.9
BBB rating	46.4
BB rating	9.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 89.57% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2021, the Fund’s Class 2 shares returned -0.84%. The Fund underperformed its benchmark, the Bloomberg U.S. 1-5 Year Corporate Index, which returned -0.47% for the same time period.
Market overview
As pandemic-related restrictions were eased over the period, robust economic growth and corporate earnings supported risk sentiment and credit-oriented segments of the bond market. In addition, both U.S. monetary and fiscal policy were highly supportive for much of the period. In this vein, Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, leading to increased market volatility. The Fed officially tightened policy in November as it began tapering its monthly bond purchases. December saw the Fed signal the likelihood of three increases in the fed funds rate in 2022.
Bond market returns for the 12 months were muted given the move higher in U.S. Treasury yields. To illustrate, the 10-year Treasury note yield, which entered the year at 0.93%, reached as high as 1.74% at the end of the first quarter before drifting lower and ending 2021 at 1.52%.
The Fund’s notable detractors during the period
•	The Fund’s positioning along the yield curve and stance with respect to duration and corresponding interest rate sensitivity detracted from performance as interest rates finished the period higher. At period-end, the Fund was positioned neutrally with respect to the yield curve and duration.
The Fund’s notable contributors during the period
•	Security selection was the primary positive contributor to the Fund’s performance relative to the benchmark over the period, highlighted by selection within the food & beverage and energy segments.
•	More broadly, the Fund’s slightly overweight stance with respect to credit risk contributed to relative performance as credit spreads – the incremental yields offered by lower quality securities – narrowed over the period given the investor search for yield. The Fund maintained a modest overweight to credit at period end.
Derivative usage
The Fund employed Treasury futures contracts during the 12-month period to seek to reduce the potentially negative impact of rising interest rates. The use of these derivatives, on a stand-alone basis, contributed to Fund performance during the period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	993.10	1,022.79	2.41	2.45	0.48
Class 2	1,000.00	1,000.00	991.60	1,021.53	3.66	3.72	0.73
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 88.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.5%
Boeing Co. (The)
02/01/2026	2.750%	7,375,000	7,596,492
02/04/2026	2.196%	10,256,000	10,254,394
United Technologies Corp.
11/16/2028	4.125%	3,870,000	4,330,783
Total			22,181,669
Automotive 0.3%
General Motors Financial Co., Inc.
06/20/2025	2.750%	2,505,000	2,586,648
Banking 23.1%
Bank of America Corp.(a)
02/13/2026	2.015%	10,660,000	10,801,143
07/22/2027	1.734%	13,130,000	13,030,830
Bank of Nova Scotia (The)
09/15/2023	0.400%	9,030,000	8,962,993
07/31/2024	0.650%	5,779,000	5,700,303
Citigroup, Inc.(a)
04/08/2026	3.106%	8,060,000	8,450,321
06/09/2027	1.462%	18,020,000	17,691,215
Goldman Sachs Group, Inc. (The)(a)
03/09/2027	1.431%	20,493,000	20,071,772
HSBC Holdings PLC(a)
11/22/2027	2.251%	17,428,000	17,483,188
JPMorgan Chase & Co.(a)
03/13/2026	2.005%	25,510,000	25,826,242
09/22/2027	1.470%	9,850,000	9,656,968
Morgan Stanley(a)
01/25/2024	0.529%	6,798,000	6,774,908
07/22/2025	2.720%	12,530,000	12,915,898
10/21/2025	1.164%	1,710,000	1,695,051
05/04/2027	1.593%	5,316,000	5,261,515
Royal Bank of Canada
11/02/2026	1.400%	9,320,000	9,192,632
Toronto-Dominion Bank (The)
06/02/2023	0.300%	9,015,000	8,960,947
Truist Financial Corp.(a)
03/02/2027	1.267%	4,307,000	4,221,329
Wells Fargo & Co.(a)
04/30/2026	2.188%	8,270,000	8,426,237
06/17/2027	3.196%	8,718,000	9,207,187
06/02/2028	2.393%	3,557,000	3,615,977
Total			207,946,656
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 3.3%
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	7,725,000	7,843,488
02/15/2028	3.750%	6,000,000	6,432,265
Sky PLC(b)
09/16/2024	3.750%	14,515,000	15,464,943
Total			29,740,696
Construction Machinery 1.2%
United Rentals North America, Inc.
11/15/2027	3.875%	6,255,000	6,490,622
01/15/2028	4.875%	4,260,000	4,476,254
Total			10,966,876
Diversified Manufacturing 2.0%
Carrier Global Corp.
02/15/2025	2.242%	6,785,000	6,951,469
General Electric Co.(c)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	3.533%	4,595,000	4,540,813
Honeywell International, Inc.
08/19/2022	0.483%	1,039,000	1,039,033
Siemens Financieringsmaatschappij NV(b)
03/11/2024	0.650%	5,357,000	5,309,919
Total			17,841,234
Electric 17.0%
AEP Texas, Inc.
10/01/2022	2.400%	11,023,000	11,145,609
AES Corp. (The)
01/15/2026	1.375%	9,180,000	8,921,319
CenterPoint Energy, Inc.
09/01/2024	2.500%	5,660,000	5,819,480
06/01/2026	1.450%	4,245,000	4,174,255
Cleco Power LLC(b),(c)
3-month USD LIBOR + 0.500% 06/15/2023	0.703%	6,673,000	6,667,857
CMS Energy Corp.
03/01/2024	3.875%	2,130,000	2,232,687
11/15/2025	3.600%	8,736,000	9,313,553
Dominion Energy, Inc.
03/15/2025	3.300%	1,000,000	1,049,109
DTE Energy Co.
03/15/2027	3.800%	6,879,000	7,342,288
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	7

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Edison International
11/15/2024	3.550%	2,150,000	2,256,340
Emera U.S. Finance LP
06/15/2024	0.833%	2,962,000	2,904,753
Emera US Finance LP
06/15/2026	3.550%	10,950,000	11,647,515
Entergy Corp.
09/15/2025	0.900%	2,615,000	2,538,265
Eversource Energy
10/01/2024	2.900%	9,315,000	9,661,673
08/15/2025	0.800%	3,740,000	3,630,146
FirstEnergy Transmission LLC(b)
01/15/2025	4.350%	4,350,000	4,641,608
Georgia Power Co.
07/30/2023	2.100%	12,915,000	13,151,473
NextEra Energy Capital Holdings, Inc.
03/01/2023	0.650%	6,061,000	6,048,459
NextEra Energy Capital Holdings, Inc.(c)
SOFR + 0.400% 11/03/2023	0.450%	7,255,000	7,245,901
NextEra Energy Operating Partners LP(b)
07/15/2024	4.250%	4,975,000	5,174,503
NRG Energy, Inc.(b)
12/02/2027	2.450%	6,537,000	6,485,686
Pacific Gas and Electric Co.
07/01/2025	3.450%	4,185,000	4,341,559
06/15/2028	3.000%	4,535,000	4,543,925
Pinnacle West Capital Corp.
06/15/2025	1.300%	2,403,000	2,365,214
Public Service Enterprise Group, Inc.
11/08/2023	0.841%	3,045,000	3,033,061
WEC Energy Group, Inc.
09/15/2023	0.550%	2,990,000	2,967,083
06/15/2025	3.550%	712,000	754,494
Xcel Energy, Inc.
03/15/2027	1.750%	2,840,000	2,819,843
Total			152,877,658
Environmental 0.6%
GFL Environmental, Inc.(b)
08/01/2025	3.750%	5,165,000	5,237,896
Food and Beverage 3.6%
Bacardi Ltd.(b)
05/15/2028	4.700%	14,031,000	15,868,052
Kraft Heinz Foods Co.
06/01/2026	3.000%	868,000	908,468
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mondelez International Holdings Netherlands BV(b)
09/24/2024	0.750%	4,345,000	4,273,564
Mondelez International, Inc.
07/01/2022	0.625%	10,815,000	10,822,245
Total			31,872,329
Health Care 3.0%
Becton Dickinson and Co.
06/06/2024	3.363%	4,201,000	4,398,563
HCA, Inc.
02/01/2025	5.375%	7,755,000	8,520,957
Thermo Fisher Scientific, Inc.(c)
SOFR + 0.390% 10/18/2023	0.440%	14,166,000	14,185,108
Total			27,104,628
Healthcare Insurance 1.8%
Aetna, Inc.
11/15/2024	3.500%	2,425,000	2,561,726
Centene Corp.
12/15/2027	4.250%	4,407,000	4,610,119
07/15/2028	2.450%	8,985,000	8,887,871
Total			16,059,716
Independent Energy 1.0%
Canadian Natural Resources Ltd.
07/15/2025	2.050%	4,165,000	4,209,263
Occidental Petroleum Corp.
04/15/2026	3.400%	4,500,000	4,614,529
Total			8,823,792
Integrated Energy 0.7%
Cenovus Energy, Inc.
07/15/2025	5.375%	1,321,000	1,460,973
04/15/2027	4.250%	4,755,000	5,189,013
Total			6,649,986
Life Insurance 9.9%
Five Corners Funding Trust(b)
11/15/2023	4.419%	11,807,000	12,518,688
MassMutual Global Funding II(b)
07/01/2022	2.250%	3,557,000	3,589,204
07/16/2026	1.200%	9,210,000	9,032,731
Met Tower Global Funding(b)
09/14/2026	1.250%	5,193,000	5,091,322
Metropolitan Life Global Funding I(b)
06/08/2023	0.900%	4,805,000	4,815,540
Pacific Life Global Funding II(b)
06/24/2025	1.200%	6,250,000	6,176,273

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%	20,087,000	21,424,187
Principal Life Global Funding II(b)
11/21/2024	2.250%	17,640,000	18,055,963
08/16/2026	1.250%	8,350,000	8,153,903
Total			88,857,811
Media and Entertainment 2.0%
Netflix, Inc.(b)
06/15/2025	3.625%	8,355,000	8,825,804
Walt Disney Co. (The)
09/01/2022	1.650%	8,600,000	8,665,794
Total			17,491,598
Metals and Mining 0.7%
Freeport-McMoRan, Inc.
11/14/2024	4.550%	6,005,000	6,432,869
Midstream 3.1%
Colorado Interstate Gas Co. LLC/Issuing Corp.(b)
08/15/2026	4.150%	2,955,000	3,211,998
Energy Transfer Partners LP
01/15/2026	4.750%	1,910,000	2,089,027
MPLX LP
12/01/2027	4.250%	1,970,000	2,182,400
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	8,445,000	9,270,902
TransCanada PipeLines Ltd.
10/12/2024	1.000%	6,760,000	6,712,809
Western Gas Partners LP
07/01/2026	4.650%	3,764,000	4,096,458
Total			27,563,594
Natural Gas 0.2%
NiSource, Inc.
08/15/2025	0.950%	2,075,000	2,022,210
Packaging 1.3%
Berry Global, Inc.
02/15/2024	0.950%	5,345,000	5,290,689
01/15/2026	1.570%	6,674,000	6,532,188
Total			11,822,877
Pharmaceuticals 1.7%
AbbVie, Inc.
03/15/2025	3.800%	11,940,000	12,737,085
05/14/2026	3.200%	2,325,000	2,459,714
Total			15,196,799
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.8%
Canadian Pacific Railway Co.
12/02/2026	1.750%	7,337,000	7,369,766
Technology 2.7%
Fidelity National Information Services, Inc.
03/01/2024	0.600%	1,734,000	1,708,728
Microchip Technology, Inc.
09/01/2023	2.670%	2,140,000	2,187,142
02/15/2024	0.972%	6,364,000	6,309,860
Microchip Technology, Inc.(b)
09/01/2024	0.983%	3,237,000	3,180,636
NXP BV/Funding LLC/USA, Inc.(b)
05/01/2025	2.700%	1,900,000	1,962,933
Oracle Corp.
03/25/2026	1.650%	6,437,000	6,383,484
VeriSign, Inc.
04/01/2025	5.250%	1,935,000	2,135,959
Total			23,868,742
Tobacco 0.7%
BAT Capital Corp.
08/15/2027	3.557%	6,370,000	6,686,564
Wireless 3.7%
American Tower Corp.
01/15/2027	2.750%	9,120,000	9,406,117
Crown Castle International Corp.
09/01/2024	3.200%	5,840,000	6,104,042
T-Mobile USA, Inc.
02/15/2026	2.250%	12,269,000	12,283,026
T-Mobile USA, Inc.(b)
02/15/2026	2.250%	5,799,000	5,816,915
Total			33,610,100
Wirelines 1.5%
AT&T, Inc.
03/25/2026	1.700%	13,760,000	13,703,317
Total Corporate Bonds & Notes (Cost $793,952,719)			794,516,031

U.S. Treasury Obligations 8.4%

U.S. Treasury
10/31/2022	0.125%	7,150,000	7,138,270
07/31/2023	0.125%	6,500,000	6,448,457
11/15/2023	0.250%	7,000,000	6,942,031
12/15/2023	0.125%	12,000,000	11,862,188
05/15/2024	0.250%	8,935,000	8,813,540
06/15/2024	0.250%	9,000,000	8,867,812

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/15/2024	0.375%	13,584,700	13,393,665
10/31/2025	0.250%	12,325,000	11,915,771
Total U.S. Treasury Obligations (Cost $76,241,230)			75,381,734

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(d),(e)	23,482,292	23,477,596
Total Money Market Funds (Cost $23,478,452)		23,477,596
Total Investments in Securities (Cost: $893,672,401)		893,375,361
Other Assets & Liabilities, Net		5,540,039
Net Assets		898,915,400
At December 31, 2021, securities and/or cash totaling $818,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	554	03/2022	USD	120,867,219	—	(234,854)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(269)	03/2022	USD	(35,096,094)	—	(107,758)
U.S. Treasury 5-Year Note	(315)	03/2022	USD	(38,107,617)	—	(73,322)
Total					—	(181,080)
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $180,980,125, which represents 20.13% of total net assets.
(c)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	48,202,884	539,304,925	(564,029,357)	(856)	23,477,596	(106)	34,807	23,482,292
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	794,516,031	—	794,516,031
U.S. Treasury Obligations	75,381,734	—	—	75,381,734
Money Market Funds	23,477,596	—	—	23,477,596
Total Investments in Securities	98,859,330	794,516,031	—	893,375,361
Investments in Derivatives
Liability
Futures Contracts	(415,934)	—	—	(415,934)
Total	98,443,396	794,516,031	—	892,959,427
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $870,193,949)	$869,897,765
Affiliated issuers (cost $23,478,452)	23,477,596
Margin deposits on:
Futures contracts	818,000
Receivable for:
Capital shares sold	14,267
Dividends	1,005
Interest	4,982,282
Variation margin for futures contracts	25,969
Expense reimbursement due from Investment Manager	314
Prepaid expenses	12,300
Total assets	899,229,498
Liabilities
Payable for:
Capital shares purchased	68,629
Variation margin for futures contracts	56,044
Management services fees	11,770
Distribution and/or service fees	633
Service fees	7,044
Compensation of board members	144,917
Compensation of chief compliance officer	167
Other expenses	24,894
Total liabilities	314,098
Net assets applicable to outstanding capital stock	$898,915,400
Represented by
Paid in capital	892,821,287
Total distributable earnings (loss)	6,094,113
Total - representing net assets applicable to outstanding capital stock	$898,915,400
Class 1
Net assets	$806,365,493
Shares outstanding	81,973,512
Net asset value per share	$9.84
Class 2
Net assets	$92,549,907
Shares outstanding	9,452,511
Net asset value per share	$9.79
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$34,807
Interest	13,827,486
Total income	13,862,293
Expenses:
Management services fees	4,231,451
Distribution and/or service fees
Class 2	224,413
Service fees	59,724
Compensation of board members	51,365
Custodian fees	7,161
Printing and postage fees	20,945
Audit fees	29,500
Legal fees	18,074
Compensation of chief compliance officer	153
Other	10,061
Total expenses	4,652,847
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(156,499)
Total net expenses	4,496,348
Net investment income	9,365,945
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,416,177
Investments — affiliated issuers	(106)
Futures contracts	3,033,653
Net realized gain	13,449,724
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(27,925,697)
Investments — affiliated issuers	(856)
Futures contracts	(487,057)
Net change in unrealized appreciation (depreciation)	(28,413,610)
Net realized and unrealized loss	(14,963,886)
Net decrease in net assets resulting from operations	$(5,597,941)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$9,365,945	$14,003,306
Net realized gain	13,449,724	16,863,637
Net change in unrealized appreciation (depreciation)	(28,413,610)	10,421,896
Net increase (decrease) in net assets resulting from operations	(5,597,941)	41,288,839
Distributions to shareholders
Net investment income and net realized gains
Class 1	(12,952,166)	(18,001,043)
Class 2	(1,249,319)	(1,738,011)
Total distributions to shareholders	(14,201,485)	(19,739,054)
Increase (decrease) in net assets from capital stock activity	166,992,501	(9,301,207)
Total increase in net assets	147,193,075	12,248,578
Net assets at beginning of year	751,722,325	739,473,747
Net assets at end of year	$898,915,400	$751,722,325

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	17,053,409	171,251,440	2,661,914	26,255,670
Distributions reinvested	1,304,347	12,952,166	1,816,452	18,001,043
Redemptions	(2,663,232)	(26,594,221)	(8,299,639)	(81,789,763)
Net increase (decrease)	15,694,524	157,609,385	(3,821,273)	(37,533,050)
Class 2
Subscriptions	2,347,402	23,320,621	3,598,209	35,489,396
Distributions reinvested	126,194	1,249,319	176,090	1,738,011
Redemptions	(1,531,476)	(15,186,824)	(920,005)	(8,995,564)
Net increase	942,120	9,383,116	2,854,294	28,231,843
Total net increase (decrease)	16,636,644	166,992,501	(966,979)	(9,301,207)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

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Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$10.06	0.11	(0.17)	(0.06)	(0.16)	(0.16)
Year Ended 12/31/2020	$9.76	0.19	0.38	0.57	(0.27)	(0.27)
Year Ended 12/31/2019	$9.28	0.25	0.46	0.71	(0.23)	(0.23)
Year Ended 12/31/2018	$9.44	0.21	(0.19)	0.02	(0.18)	(0.18)
Year Ended 12/31/2017	$9.47	0.17	0.02	0.19	(0.22)	(0.22)
Class 2
Year Ended 12/31/2021	$10.01	0.08	(0.16)	(0.08)	(0.14)	(0.14)
Year Ended 12/31/2020	$9.72	0.16	0.38	0.54	(0.25)	(0.25)
Year Ended 12/31/2019	$9.24	0.22	0.47	0.69	(0.21)	(0.21)
Year Ended 12/31/2018	$9.40	0.19	(0.19)	0.00(c)	(0.16)	(0.16)
Year Ended 12/31/2017	$9.43	0.15	0.02	0.17	(0.20)	(0.20)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$9.84	(0.59%)	0.50%	0.48%	1.08%	88%	$806,365
Year Ended 12/31/2020	$10.06	5.90%	0.50%	0.49%	1.92%	92%	$666,530
Year Ended 12/31/2019	$9.76	7.69%	0.50%	0.49%	2.58%	110%	$684,486
Year Ended 12/31/2018	$9.28	0.24%	0.50%	0.50%	2.30%	62%	$707,421
Year Ended 12/31/2017	$9.44	2.05%	0.53%	0.53%	1.79%	104%	$773,190
Class 2
Year Ended 12/31/2021	$9.79	(0.84%)	0.75%	0.73%	0.83%	88%	$92,550
Year Ended 12/31/2020	$10.01	5.57%	0.75%	0.74%	1.63%	92%	$85,193
Year Ended 12/31/2019	$9.72	7.47%	0.75%	0.74%	2.32%	110%	$54,988
Year Ended 12/31/2018	$9.24	(0.02%)	0.75%	0.75%	2.06%	62%	$46,253
Year Ended 12/31/2017	$9.40	1.80%	0.78%	0.78%	1.55%	104%	$40,342
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
18	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	415,934*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
20	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	3,033,653

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(487,057)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	148,335,777
Futures contracts — short	96,818,044

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.33% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.48% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.48%	0.49%
Class 2	0.73	0.74
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
381,666	(381,666)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
14,201,485	—	14,201,485	19,739,054	—	19,739,054
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
9,459,021	—	(2,350,051)	(871,060)
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
893,830,487	5,624,406	(6,495,466)	(871,060)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(2,350,051)	—	(2,350,051)	12,518,552
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $895,984,523 and $725,293,681, respectively, for the year ended December 31, 2021, of which $46,994,485 and $62,238,483, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
24	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
26	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 99.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Limited Duration Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Limited Duration Credit Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
30	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
32	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
 TRUSTEES AND OFFICERS
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2021

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Columbia Variable Portfolio – Limited Duration Credit Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6679 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Seligman Global Technology Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Seligman Global Technology Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 2006
Shekhar Pramanick
Technology Team Member
Managed Fund since 2014
Sanjay Devgan
Technology Team Member
Managed Fund since 2014
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since 2018
Sanjiv Wadhwani
Technology Team Member
Managed Fund since March 2021
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/01/96	39.03	31.42	24.18
Class 2	05/01/00	38.68	31.09	23.86
MSCI World Information Technology Index (Net)		29.85	29.97	22.04
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI World Information Technology Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Information Technology Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	8.1
Consumer Discretionary	2.4
Health Care	0.2
Industrials	2.2
Information Technology	87.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2021)
Information Technology
Application Software	8.9
Communications Equipment	6.5
Data Processing & Outsourced Services	4.1
Electronic Equipment & Instruments	1.3
Internet Services & Infrastructure	1.6
IT Consulting & Other Services	0.8
Semiconductor Equipment	15.3
Semiconductors	24.1
Systems Software	12.3
Technology Hardware, Storage & Peripherals	12.2
Total	87.1
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2021)
Brazil	0.4
Canada	0.7
Israel	0.5
Japan	1.5
Netherlands	1.3
Sweden	0.7
United States(a)	94.9
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2021, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 38.68%. The Fund outperformed its benchmark, the MSCI World Information Technology Index (Net), which returned 29.85% for the same time period.
Market overview
U.S. equities displayed remarkable resilience during the year, finishing with a solid gain despite a number of potential headwinds. Investors had to contend with the emergence of the Omicron variant of COVID-19, which was contagious enough to raise concerns that a new wave of lockdowns could be necessary. The markets also faced a major shift in U.S. Federal Reserve (Fed) policy. Whereas the Fed had previously viewed rising inflation as a transitory development, continued price pressures caused the central bank to announce the tapering of its stimulative quantitative easing program. In addition, it began to prepare the financial markets for the likelihood of multiple interest rate increases in 2022. The failure of the Build Back Better bill removed a source of anticipated fiscal stimulus. Nevertheless, most major U.S. indices closed the year at or near their all-time highs on the strength of robust investment inflows and the lack of compelling total return potential in bonds.
In a continuation of a longstanding trend, mega-cap technology-related stocks were the key drivers of market performance. In contrast, smaller companies managed only narrow gains. While the large-cap Russell 1000 Index rose 26.45% in 2021, the small-cap Russell 2000 Index advanced 14.82%. The ongoing dominance of technology stocks also led to outperformance for the growth style within the large-cap space. The Russell 1000 Growth Index returned 27.60% for the year, outpacing the 25.16% gain for the Russell 1000 Value Index. However, this trend did not hold with regard to smaller cap stocks, as the value style outperformed growth by a wide margin, with the Russell 2000 Value Index returning 28.27% and the Russell 2000 Growth Index returning 2.83% for the year.
Within the benchmark, the semiconductors & semiconductor equipment, communications equipment and technology hardware, storage & peripherals industries outperformed while the IT services, industrials and electronic equipment instruments & components lagged for the reporting period.
The Fund’s notable contributors during the period
•	Stock selection primarily drove the Fund’s significant outperformance of the benchmark, most notably in the semiconductor & semiconductor equipment, software and technology hardware, storage & peripherals industries.
•	Allocations played a secondary role in the Fund’s strong performance, particularly an overweight relative to the benchmark in the strong-performing semiconductor & semiconductor equipment industry, as well as an underweight to the IT services industry, which lagged during the period.
•	Internet of Things (IoT) chip company Synaptics, Inc. was a top contributor after executing a turnaround over the past two years under the guidance of CEO Michael Hurlston. The company, once known for touchpads and other interface components for PCs and mobile phones, jettisoned its smartphone centric fingerprint sensor and LCD touch / display driver IC (integrated circuit) businesses while making strategic acquisitions in video and wireless connectivity and PC docking station technology, which significantly boosted margins and profit growth. In 2021, the company consistently beat earnings expectations and the stock responded in kind.
•	Top holdings in semi-cap equipment companies Lam Research Corp. and Applied Materials, Inc. contributed meaningfully to returns during the period. The global semiconductor shortage highlights the fact that the industry needed to add capacity to boost supply. Our investments in semiconductor capital equipment companies benefited from this pressing need.
•	Within software, cybersecurity holding Fortinet, Inc. and Palo Alto Networks, Inc. benefited from strong demand for protection against hackers and ransomware.
•	An out-of-benchmark holding in Google parent Alphabet, Inc. contributed to returns within the communication services sector’s interactive media industry. Alphabet continued to benefit from a recovery in advertising, rising margins, cloud profit improvement and greater capital returns. We believed the company’s Search and YouTube divisions were well-positioned to support an increasingly digital economy.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The Fund’s notable detractors during the period
•	The Fund’s security selection in the communications equipment industry detracted from relative returns for the period. Plantronics, Inc. experienced strong demand for its video-conferencing products and enterprise headsets, but component shortages were a headwind to revenues and earnings. The company remained profitable, but a levered balance sheet weighed on its valuation. We believed Plantronics remained well positioned if the semiconductor shortage eases.
•	Within the communication services sector, an out-of-benchmark position in video game publisher Activision Blizzard, Inc. weighed on Fund results. While the company beat revenue and earnings expectations during the period, guidance was lower than consensus, which sent shares lower. Furthermore, Activision is embroiled in controversy over its CEO’s handling of sexual harassment issues within one of its divisions.
•	Microsoft Corp. continued to perform well due to high demand for its cloud-based offering Azure and strength in the company’s Office360 suite of products. Microsoft represented a large weighting in the benchmark and the portfolio’s relative underweight detracted from relative returns.
•	In the industrials industry, an out-of-benchmark holding in Bloom Energy Corp. underperformed along with other Alternative Energy stocks, despite having signed a multi-year, $4.5Bn contract to supply SK Group of Korea with fuel cells. We remained convinced that Bloom has the potential to be one of the most dynamic stocks of the coming decade, propelled by the company’s leading position in hydrogen fuel cells and electrolyzers
•	Not owning semiconductor companies NVIDIA on valuation concerns detracted from relative performance as the stock rallied on strong results from the company’s gaming business, as customers upgraded to its latest graphics cards.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,137.50	1,020.21	5.33	5.04	0.99
Class 2	1,000.00	1,000.00	1,135.70	1,018.95	6.68	6.31	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Brazil 0.4%
Pagseguro Digital Ltd., Class A(a)	24,687	647,293
Canada 0.7%
Shaw Communications Inc	39,700	1,204,856
Israel 0.5%
Cognyte Software Ltd.(a)	8,943	140,137
CyberArk Software Ltd.(a)	2,900	502,512
Kornit Digital Ltd.(a)	1,494	227,461
Total		870,110
Japan 1.4%
Renesas Electronics Corp.(a)	176,700	2,194,738
Sumco Corp.	16,600	338,023
Total		2,532,761
Netherlands 1.3%
NXP Semiconductors NV	10,000	2,277,800
Sweden 0.7%
Telefonaktiebolaget LM Ericsson, ADR	117,400	1,276,138
United States 93.4%
Activision Blizzard, Inc.	22,800	1,516,884
Advanced Energy Industries, Inc.	25,383	2,311,376
Alphabet, Inc., Class A(a)	2,350	6,808,044
Alphabet, Inc., Class C(a)	1,104	3,194,523
Analog Devices, Inc.	21,869	3,843,914
Apple, Inc.	51,400	9,127,098
Applied Materials, Inc.	39,446	6,207,223
Arista Networks, Inc.(a)	7,728	1,110,900
Bloom Energy Corp., Class A(a)	142,019	3,114,477
Broadcom, Inc.	9,587	6,379,286
Cerence, Inc.(a)	19,834	1,520,078
Cisco Systems, Inc.	15,900	1,007,583
Comcast Corp., Class A	14,650	737,335
Dell Technologies, Inc.(a)	24,908	1,399,082
Dropbox, Inc., Class A(a)	129,082	3,167,672
DXC Technology Co.(a)	19,500	627,705
eBay, Inc.	57,845	3,846,692
Eiger BioPharmaceuticals, Inc.(a)	81,229	421,579
Common Stocks (continued)
Issuer	Shares	Value ($)
Enfusion, Inc., Class A(a)	8,856	185,445
F5, Inc.(a)	11,000	2,691,810
Fidelity National Information Services, Inc.	11,100	1,211,565
Fiserv, Inc.(a)	14,394	1,493,953
Fortinet, Inc.(a)	8,878	3,190,753
GlobalFoundries, Inc.(a)	22,783	1,480,212
GoDaddy, Inc., Class A(a)	31,708	2,690,741
HireRight Holdings Corp.(a)	22,290	356,640
HP, Inc.	77,952	2,936,452
Intapp, Inc.(a)	5,889	148,167
Intel Corp.	25,622	1,319,533
Lam Research Corp.	16,245	11,682,592
Lumentum Holdings, Inc.(a)	23,425	2,477,662
Marvell Technology, Inc.	55,846	4,885,967
McAfee Corp., Class A	12,344	318,352
Microchip Technology, Inc.	19,500	1,697,670
Micron Technology, Inc.	40,163	3,741,183
Microsoft Corp.	17,400	5,851,968
NetApp, Inc.	32,307	2,971,921
NortonLifeLock, Inc.	103,445	2,687,501
Oracle Corp.	16,400	1,430,244
Palo Alto Networks, Inc.(a)	5,590	3,112,288
Plantronics, Inc.(a)	64,267	1,885,594
PowerSchool Holdings, Inc., Class A(a)	9,227	151,969
Qorvo, Inc.(a)	18,875	2,951,861
Rambus, Inc.(a)	31,300	919,907
SailPoint Technologies Holdings, Inc.(a)	10,424	503,896
Salesforce.com, Inc.(a)	5,605	1,424,399
Samsara, Inc., Class A(a)	56,358	1,584,223
SMART Global Holdings, Inc.(a)	21,985	1,560,715
Splunk, Inc.(a)	2,100	243,012
Synaptics, Inc.(a)	27,346	7,916,940
Synopsys, Inc.(a)	15,884	5,853,254
Tenable Holdings, Inc.(a)	8,045	443,038
Teradyne, Inc.	48,343	7,905,531
Thoughtworks Holding, Inc.(a)	29,661	795,211
T-Mobile USA, Inc.(a)	500	57,990
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Transphorm, Inc.(a)	16,948	131,601
Twitter, Inc.(a)	6,400	276,608
Udemy, Inc.(a)	7,215	140,981
Verint Systems, Inc.(a)	7,256	381,013
Viavi Solutions, Inc.(a)	35,400	623,748
Visa, Inc., Class A	16,675	3,613,639
VMware, Inc., Class A	9,258	1,072,817
Western Digital Corp.(a)	67,528	4,403,501
Xperi Holding Corp.	98,415	1,861,028
Zendesk, Inc.(a)	5,900	615,311
Total		162,221,857
Total Common Stocks (Cost $99,970,069)		171,030,815

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	2,982,999	2,982,402
Total Money Market Funds (Cost $2,982,457)		2,982,402
Total Investments in Securities (Cost $102,952,526)		174,013,217
Other Assets & Liabilities, Net		(256,072)
Net Assets		$173,757,145

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	1,029,028	41,265,728	(39,312,299)	(55)	2,982,402	(403)	1,162	2,982,999
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	647,293	—	—	647,293
Canada	1,204,856	—	—	1,204,856
Israel	870,110	—	—	870,110
Japan	—	2,532,761	—	2,532,761
Netherlands	2,277,800	—	—	2,277,800
Sweden	1,276,138	—	—	1,276,138
United States	162,090,256	131,601	—	162,221,857
Total Common Stocks	168,366,453	2,664,362	—	171,030,815
Money Market Funds	2,982,402	—	—	2,982,402
Total Investments in Securities	171,348,855	2,664,362	—	174,013,217
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $99,970,069)	$171,030,815
Affiliated issuers (cost $2,982,457)	2,982,402
Receivable for:
Investments sold	86,587
Capital shares sold	101,068
Dividends	55,305
Foreign tax reclaims	4,652
Expense reimbursement due from Investment Manager	529
Prepaid expenses	7,488
Total assets	174,268,846
Liabilities
Payable for:
Investments purchased	294,935
Capital shares purchased	64,480
Management services fees	4,369
Distribution and/or service fees	742
Service fees	72,592
Compensation of board members	48,387
Compensation of chief compliance officer	28
Other expenses	26,168
Total liabilities	511,701
Net assets applicable to outstanding capital stock	$173,757,145
Represented by
Paid in capital	73,377,516
Total distributable earnings (loss)	100,379,629
Total - representing net assets applicable to outstanding capital stock	$173,757,145
Class 1
Net assets	$65,802,317
Shares outstanding	1,673,176
Net asset value per share	$39.33
Class 2
Net assets	$107,954,828
Shares outstanding	3,108,177
Net asset value per share	$34.73
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	11

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$1,475,313
Dividends — affiliated issuers	1,162
Foreign taxes withheld	(11,998)
Total income	1,464,477
Expenses:
Management services fees	1,394,593
Distribution and/or service fees
Class 2	225,716
Service fees	278,163
Compensation of board members	24,336
Custodian fees	17,889
Printing and postage fees	9,647
Audit fees	30,280
Legal fees	11,410
Interest on interfund lending	150
Compensation of chief compliance officer	30
Other	14,175
Total expenses	2,006,389
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(268,756)
Total net expenses	1,737,633
Net investment loss	(273,156)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	29,981,797
Investments — affiliated issuers	(403)
Foreign currency translations	5,854
Options purchased	39,471
Options contracts written	34,994
Net realized gain	30,061,713
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	19,501,892
Investments — affiliated issuers	(55)
Foreign currency translations	(169)
Options purchased	(2,897)
Options contracts written	(41,912)
Net change in unrealized appreciation (depreciation)	19,456,859
Net realized and unrealized gain	49,518,572
Net increase in net assets resulting from operations	$49,245,416
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$(273,156)	$498,646
Net realized gain	30,061,713	16,357,859
Net change in unrealized appreciation (depreciation)	19,456,859	25,161,155
Net increase in net assets resulting from operations	49,245,416	42,017,660
Distributions to shareholders
Net investment income and net realized gains
Class 1	(6,326,232)	(3,579,293)
Class 2	(10,678,214)	(4,986,844)
Total distributions to shareholders	(17,004,446)	(8,566,137)
Increase in net assets from capital stock activity	5,738,398	738,269
Total increase in net assets	37,979,368	34,189,792
Net assets at beginning of year	135,777,777	101,587,985
Net assets at end of year	$173,757,145	$135,777,777

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	6,303	224,752	14,117	319,910
Distributions reinvested	183,475	6,326,232	148,396	3,579,292
Redemptions	(374,568)	(13,228,843)	(212,068)	(4,942,112)
Net decrease	(184,790)	(6,677,859)	(49,555)	(1,042,910)
Class 2
Subscriptions	947,366	30,645,097	824,508	17,942,880
Distributions reinvested	350,335	10,678,214	230,552	4,986,844
Redemptions	(920,024)	(28,907,054)	(1,024,118)	(21,148,545)
Net increase	377,677	12,416,257	30,942	1,781,179
Total net increase (decrease)	192,887	5,738,398	(18,613)	738,269
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$31.55	(0.01)	11.76	11.75	(0.15)	(3.82)	(3.97)
Year Ended 12/31/2020	$23.36	0.15	10.03	10.18	—	(1.99)	(1.99)
Year Ended 12/31/2019	$17.78	0.02	9.00	9.02	—	(3.44)	(3.44)
Year Ended 12/31/2018	$21.56	0.01	(1.47)	(1.46)	—	(2.32)	(2.32)
Year Ended 12/31/2017	$21.67	(0.03)	6.79	6.76	—	(6.87)	(6.87)
Class 2
Year Ended 12/31/2021	$28.26	(0.09)	10.48	10.39	(0.10)	(3.82)	(3.92)
Year Ended 12/31/2020	$21.12	0.08	9.00	9.08	—	(1.94)	(1.94)
Year Ended 12/31/2019	$16.33	(0.03)	8.20	8.17	—	(3.38)	(3.38)
Year Ended 12/31/2018	$19.99	(0.04)	(1.35)	(1.39)	—	(2.27)	(2.27)
Year Ended 12/31/2017	$20.50	(0.08)	6.38	6.30	—	(6.81)	(6.81)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$39.33	39.03%	1.17%(c)	0.99%(c)	(0.04%)	35%	$65,802
Year Ended 12/31/2020	$31.55	46.18%	1.19%(c),(d)	0.98%(c),(d)	0.62%	46%	$58,611
Year Ended 12/31/2019	$23.36	55.31%	1.18%(c)	0.97%(c)	0.09%	56%	$44,565
Year Ended 12/31/2018	$17.78	(8.15%)	1.09%(c),(d)	1.03%(c),(d)	0.05%	44%	$32,129
Year Ended 12/31/2017	$21.56	35.21%	1.15%(d)	1.02%(d)	(0.16%)	60%	$38,879
Class 2
Year Ended 12/31/2021	$34.73	38.68%	1.42%(c)	1.24%(c)	(0.28%)	35%	$107,955
Year Ended 12/31/2020	$28.26	45.80%	1.44%(c),(d)	1.23%(c),(d)	0.37%	46%	$77,167
Year Ended 12/31/2019	$21.12	54.97%	1.43%(c)	1.21%(c)	(0.15%)	56%	$57,023
Year Ended 12/31/2018	$16.33	(8.45%)	1.33%(c),(d)	1.28%(c),(d)	(0.22%)	44%	$33,975
Year Ended 12/31/2017	$19.99	34.92%	1.40%(d)	1.27%(d)	(0.39%)	60%	$46,688
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	15

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	17

Notes to Financial Statements  (continued)
December 31, 2021
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
18	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	34,994	39,471	74,465

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	(41,912)	(2,897)	(44,809)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average value ($)*
Options contracts — purchased	1,945
Options contracts — written	(822)

*	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
20	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.915% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.18% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.99%
Class 2	1.24
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications, net operating loss reclassification and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
265,872	(265,872)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
22	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,502,622	14,501,824	17,004,446	1,417,814	7,148,323	8,566,137
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,022,512	25,787,842	—	70,616,453
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
103,396,764	72,943,463	(2,327,010)	70,616,453
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $53,056,664 and $66,117,466, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	877,778	0.69	9
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
24	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2021, two unaffiliated shareholders of record owned 75.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Seligman Global Technology Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Seligman Global Technology Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	27

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Dividends received deduction	Capital gain dividend
61.42%	$27,094,485
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
28	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
30	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested director affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2021

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Columbia Variable Portfolio – Seligman Global Technology Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
SL 9916 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Select Mid Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Mid Cap Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	32.33	13.01	13.90
Class 2	05/03/10	31.97	12.72	13.63
Class 3	05/02/05	32.14	12.86	13.77
Russell Midcap Value Index		28.34	11.22	13.44
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	5.5
Consumer Discretionary	13.1
Consumer Staples	3.4
Energy	5.1
Financials	16.0
Health Care	9.7
Industrials	15.2
Information Technology	10.4
Materials	7.2
Real Estate	9.5
Utilities	4.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 60.30% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 31.97%. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 28.34% for the same time period.
Market overview
U.S. equities posted strong gains in 2021. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility.
All eleven sectors within the benchmark delivered positive gains for the period. The energy, real estate, financials and materials sectors delivered the strongest gains, outperforming the overall benchmark’s return for the period. The communication services sector lagged most, followed by health care, utilities and consumer staples.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was driven by strong stock selection, particularly within the information technology, energy, communication services and consumer discretionary sectors.
•	Devon Energy Corp., an oil exploration and production company, was a strong contributor to overall relative performance. The company reported better-than-expected results during the period, driven by higher production and lower operating costs. The company continues to generate impressive amounts of free cash flow and remains committed to returning cash to shareholders through its pioneering variable dividend.
•	Within financials, the Fund’s position in SVB Financial Group was a notable outperformer. Shares in the banking and financial services company benefited from rising rates and a steepening yield curve. The firm has seen continued strong growth through the COVID-19 pandemic, as its primary lending and servicing activities are offered to the technology and life science industries, which have thrived during the pandemic.
•	The Fund’s position in semiconductor company ON Semiconductor Corp. performed strongly within technology. Shares climbed after a strong quarterly report that saw earnings and forward guidance above consensus expectations. The beat and raise was driven by significant gross margin expansion. Investors seem to be increasingly recognizing that the strategic measures undertaken by the new CEO to improve profitability at the company are taking hold.
•	Freeport-McMoRan, Inc. was a top contributor to performance. Shares in the copper miner climbed as the company has executed well and benefited from a shortage in copper supply relative to demand.
The Fund’s notable detractors during the period
•	Stock selection within the materials sector detracted most from the Fund’s performance versus its benchmark during the period.
•	Zimmer Biomet Holdings, Inc., a medical device company that provides orthopedic reconstructive products, declined due to macro-related headwinds. With the emergence of COVID-19 variants and labor shortages at hospitals, surgical procedures such as knee and hip replacements have been canceled or delayed, which weighed on the stock.
•	Electric utility company Pinnacle West Capital Corp. declined during the period due to regulatory headwinds in its key market of Arizona. The Fund’s position was eliminated in the fourth quarter.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Within the materials sector, the Fund’s position in specialty metals company Allegheny Technologies, Inc. was a notable detractor from relative results. The company reported lower-than-expected numbers during the third quarter of 2021, as the impact of a workers’ strike at many of their plants weighed on results. However, the company reached a new agreement with the United Steelworkers union to end the strike. The aerospace business, which was slower to recover due to COVID-19, also weighed on sentiment, but we believe that it should recover as the pandemic fades and travel resumes.
•	Also detracting from relative performance was the Fund’s position in FMC Corp. Shares in the chemical manufacturing company declined after it reported earnings that were largely in line with revised expectations but issued forward guidance that was well below consensus. Results were impacted by a supply chain disruption due to COVID-19 and some reduced demand in their South American markets.
•	The Fund’s position in power generator manufacturing company Bloom Energy Corp. also weighed on Fund performance. The company reported earnings that saw lower-than-expected revenue and gross margin numbers. However, the company maintained its yearly guidance, and we believe the potential for its green hydrogen-powered fuel cells continued to be high.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,113.80	1,021.02	4.42	4.23	0.83
Class 2	1,000.00	1,000.00	1,112.50	1,019.76	5.75	5.50	1.08
Class 3	1,000.00	1,000.00	1,113.50	1,020.42	5.06	4.84	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 5.4%
Entertainment 3.3%
Live Nation Entertainment, Inc.(a)	45,713	5,471,389
Take-Two Interactive Software, Inc.(a)	34,000	6,042,480
Total		11,513,869
Media 2.1%
Nexstar Media Group, Inc., Class A	47,805	7,217,599
Total Communication Services		18,731,468
Consumer Discretionary 13.0%
Hotels, Restaurants & Leisure 2.4%
Hyatt Hotels Corp., Class A(a)	86,235	8,269,936
Household Durables 2.3%
D.R. Horton, Inc.	74,297	8,057,510
Multiline Retail 2.4%
Dollar Tree, Inc.(a)	58,262	8,186,976
Specialty Retail 4.3%
Burlington Stores, Inc.(a)	18,374	5,356,205
O’Reilly Automotive, Inc.(a)	13,545	9,565,885
Total		14,922,090
Textiles, Apparel & Luxury Goods 1.6%
Capri Holdings Ltd.(a)	84,234	5,467,629
Total Consumer Discretionary		44,904,141
Consumer Staples 3.4%
Food & Staples Retailing 1.6%
U.S. Foods Holding Corp.(a)	161,579	5,627,796
Food Products 1.8%
Tyson Foods, Inc., Class A	68,662	5,984,580
Total Consumer Staples		11,612,376
Energy 5.1%
Oil, Gas & Consumable Fuels 5.1%
Devon Energy Corp.	219,667	9,676,332
Marathon Petroleum Corp.	123,568	7,907,116
Total		17,583,448
Total Energy		17,583,448
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 15.9%
Banks 7.0%
Popular, Inc.	100,189	8,219,506
Regions Financial Corp.	331,724	7,231,583
SVB Financial Group(a)	12,597	8,543,789
Total		23,994,878
Consumer Finance 2.2%
Discover Financial Services	66,956	7,737,435
Diversified Financial Services 1.2%
Voya Financial, Inc.	64,425	4,272,022
Insurance 5.5%
Hanover Insurance Group, Inc. (The)	47,709	6,252,742
Lincoln National Corp.	107,613	7,345,663
Reinsurance Group of America, Inc.	48,473	5,307,309
Total		18,905,714
Total Financials		54,910,049
Health Care 9.6%
Health Care Equipment & Supplies 1.8%
Zimmer Biomet Holdings, Inc.	49,878	6,336,501
Health Care Providers & Services 4.2%
Centene Corp.(a)	82,737	6,817,529
Quest Diagnostics, Inc.	45,427	7,859,325
Total		14,676,854
Life Sciences Tools & Services 3.6%
Agilent Technologies, Inc.	38,345	6,121,779
Syneos Health, Inc.(a)	60,000	6,160,800
Total		12,282,579
Total Health Care		33,295,934
Industrials 15.1%
Airlines 1.4%
Southwest Airlines Co.(a)	111,518	4,777,431
Building Products 3.0%
Trane Technologies PLC	50,724	10,247,770
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 3.4%
AMETEK, Inc.	70,104	10,308,092
Bloom Energy Corp., Class A(a)	68,590	1,504,179
Total		11,812,271
Machinery 5.5%
Ingersoll Rand, Inc.	155,605	9,627,281
ITT, Inc.	90,882	9,287,232
Total		18,914,513
Professional Services 1.8%
CACI International, Inc., Class A(a)	23,872	6,426,581
Total Industrials		52,178,566
Information Technology 10.3%
Communications Equipment 2.4%
Motorola Solutions, Inc.	31,233	8,486,006
Electronic Equipment, Instruments & Components 2.1%
Corning, Inc.	194,498	7,241,161
Semiconductors & Semiconductor Equipment 5.8%
GlobalFoundries, Inc.(a)	47,065	3,057,813
Marvell Technology, Inc.	72,008	6,299,980
ON Semiconductor Corp.(a)	80,022	5,435,094
Teradyne, Inc.	31,381	5,131,735
Total		19,924,622
Total Information Technology		35,651,789
Materials 7.1%
Chemicals 4.5%
Chemours Co. LLC (The)	160,000	5,369,600
Eastman Chemical Co.	29,375	3,551,731
FMC Corp.	59,374	6,524,609
Total		15,445,940
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 2.6%
Allegheny Technologies, Inc.(a)	218,202	3,475,958
Freeport-McMoRan, Inc.	132,317	5,521,588
Total		8,997,546
Total Materials		24,443,486
Real Estate 9.4%
Equity Real Estate Investment Trusts (REITS) 9.4%
First Industrial Realty Trust, Inc.	159,437	10,554,729
Gaming and Leisure Properties, Inc.	133,550	6,498,543
Simon Property Group, Inc.	40,000	6,390,800
Welltower, Inc.	105,411	9,041,102
Total		32,485,174
Total Real Estate		32,485,174
Utilities 4.9%
Independent Power and Renewable Electricity Producers 2.1%
AES Corp. (The)	292,168	7,099,683
Multi-Utilities 2.8%
Ameren Corp.	109,609	9,756,297
Total Utilities		16,855,980
Total Common Stocks (Cost $230,620,258)		342,652,411

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	3,560,390	3,559,678
Total Money Market Funds (Cost $3,559,784)		3,559,678
Total Investments in Securities (Cost: $234,180,042)		346,212,089
Other Assets & Liabilities, Net		(733,191)
Net Assets		345,478,898

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	2,709,197	49,737,098	(48,886,511)	(106)	3,559,678	(134)	3,305	3,560,390
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	18,731,468	—	—	18,731,468
Consumer Discretionary	44,904,141	—	—	44,904,141
Consumer Staples	11,612,376	—	—	11,612,376
Energy	17,583,448	—	—	17,583,448
Financials	54,910,049	—	—	54,910,049
Health Care	33,295,934	—	—	33,295,934
Industrials	52,178,566	—	—	52,178,566
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	35,651,789	—	—	35,651,789
Materials	24,443,486	—	—	24,443,486
Real Estate	32,485,174	—	—	32,485,174
Utilities	16,855,980	—	—	16,855,980
Total Common Stocks	342,652,411	—	—	342,652,411
Money Market Funds	3,559,678	—	—	3,559,678
Total Investments in Securities	346,212,089	—	—	346,212,089
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $230,620,258)	$342,652,411
Affiliated issuers (cost $3,559,784)	3,559,678
Receivable for:
Capital shares sold	1,784
Dividends	262,773
Expense reimbursement due from Investment Manager	356
Prepaid expenses	8,809
Total assets	346,485,811
Liabilities
Payable for:
Capital shares purchased	888,470
Management services fees	7,777
Distribution and/or service fees	590
Service fees	9,819
Compensation of board members	80,270
Compensation of chief compliance officer	60
Other expenses	19,927
Total liabilities	1,006,913
Net assets applicable to outstanding capital stock	$345,478,898
Represented by
Trust capital	$345,478,898
Total - representing net assets applicable to outstanding capital stock	$345,478,898
Class 1
Net assets	$222,590,895
Shares outstanding	6,035,260
Net asset value per share	$36.88
Class 2
Net assets	$49,497,515
Shares outstanding	1,378,228
Net asset value per share	$35.91
Class 3
Net assets	$73,390,488
Shares outstanding	2,016,907
Net asset value per share	$36.39
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$4,986,793
Dividends — affiliated issuers	3,305
Foreign taxes withheld	(17,678)
Total income	4,972,420
Expenses:
Management services fees	2,705,000
Distribution and/or service fees
Class 2	105,190
Class 3	84,351
Service fees	90,627
Compensation of board members	32,618
Custodian fees	6,405
Printing and postage fees	16,874
Audit fees	29,500
Legal fees	13,040
Compensation of chief compliance officer	64
Other	13,381
Total expenses	3,097,050
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(198,281)
Total net expenses	2,898,769
Net investment income	2,073,651
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	55,160,684
Investments — affiliated issuers	(134)
Net realized gain	55,160,550
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	35,845,470
Investments — affiliated issuers	(106)
Net change in unrealized appreciation (depreciation)	35,845,364
Net realized and unrealized gain	91,005,914
Net increase in net assets resulting from operations	$93,079,565
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$2,073,651	$2,745,690
Net realized gain (loss)	55,160,550	(20,859,820)
Net change in unrealized appreciation (depreciation)	35,845,364	41,264,211
Net increase in net assets resulting from operations	93,079,565	23,150,081
Decrease in net assets from capital stock activity	(78,497,952)	(15,765,238)
Total increase in net assets	14,581,613	7,384,843
Net assets at beginning of year	330,897,285	323,512,442
Net assets at end of year	$345,478,898	$330,897,285

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	78,463	2,413,133	342,116	6,472,478
Redemptions	(2,556,233)	(80,412,074)	(349,990)	(8,798,038)
Net decrease	(2,477,770)	(77,998,941)	(7,874)	(2,325,560)
Class 2
Subscriptions	232,165	7,500,960	146,302	3,315,438
Redemptions	(121,717)	(3,808,407)	(227,979)	(5,265,371)
Net increase (decrease)	110,448	3,692,553	(81,677)	(1,949,933)
Class 3
Subscriptions	93,222	2,965,606	28,883	663,278
Redemptions	(222,676)	(7,157,170)	(548,062)	(12,153,023)
Net decrease	(129,454)	(4,191,564)	(519,179)	(11,489,745)
Total net decrease	(2,496,776)	(78,497,952)	(608,730)	(15,765,238)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

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Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$27.87	0.22	8.79	9.01
Year Ended 12/31/2020	$25.93	0.23	1.71	1.94
Year Ended 12/31/2019	$19.70	0.29	5.94	6.23
Year Ended 12/31/2018	$22.72	0.20	(3.22)	(3.02)
Year Ended 12/31/2017	$20.01	0.25	2.46	2.71
Class 2
Year Ended 12/31/2021	$27.21	0.14	8.56	8.70
Year Ended 12/31/2020	$25.37	0.17	1.67	1.84
Year Ended 12/31/2019	$19.33	0.22	5.82	6.04
Year Ended 12/31/2018	$22.35	0.14	(3.16)	(3.02)
Year Ended 12/31/2017	$19.73	0.20	2.42	2.62
Class 3
Year Ended 12/31/2021	$27.54	0.18	8.67	8.85
Year Ended 12/31/2020	$25.64	0.20	1.70	1.90
Year Ended 12/31/2019	$19.51	0.25	5.88	6.13
Year Ended 12/31/2018	$22.53	0.16	(3.18)	(3.02)
Year Ended 12/31/2017	$19.87	0.22	2.44	2.66

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$36.88	32.33%	0.88%	0.82%	0.68%	32%	$222,591
Year Ended 12/31/2020	$27.87	7.48%	0.88%	0.81%	1.03%	40%	$237,299
Year Ended 12/31/2019	$25.93	31.62%	0.88%	0.82%	1.22%	31%	$220,919
Year Ended 12/31/2018	$19.70	(13.29%)	0.89%	0.85%	0.87%	98%	$170,998
Year Ended 12/31/2017	$22.72	13.54%	0.91%	0.87%	1.20%	72%	$191,281
Class 2
Year Ended 12/31/2021	$35.91	31.97%	1.13%	1.07%	0.45%	32%	$49,498
Year Ended 12/31/2020	$27.21	7.25%	1.13%	1.06%	0.78%	40%	$34,497
Year Ended 12/31/2019	$25.37	31.25%	1.13%	1.07%	0.97%	31%	$34,239
Year Ended 12/31/2018	$19.33	(13.51%)	1.14%	1.10%	0.62%	98%	$25,687
Year Ended 12/31/2017	$22.35	13.28%	1.16%	1.12%	0.97%	72%	$28,989
Class 3
Year Ended 12/31/2021	$36.39	32.14%	1.01%	0.95%	0.57%	32%	$73,390
Year Ended 12/31/2020	$27.54	7.41%	1.01%	0.94%	0.91%	40%	$59,101
Year Ended 12/31/2019	$25.64	31.42%	1.01%	0.95%	1.08%	31%	$68,354
Year Ended 12/31/2018	$19.51	(13.40%)	1.01%	0.97%	0.73%	98%	$61,387
Year Ended 12/31/2017	$22.53	13.39%	1.04%	0.99%	1.05%	72%	$85,853
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.82% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
20	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended December 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	6,866,882	1,822,901
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap May 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021	Contractual expense cap prior to May 1, 2021
Class 1	0.83	0.81	0.81
Class 2	1.08	1.06	1.06
Class 3	0.955	0.935	0.935
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $103,263,464 and $179,889,088, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
22	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 96.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Mid Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
26	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
30	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2021	31

Columbia Variable Portfolio – Select Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6474 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Income Opportunities Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Income Opportunities Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Income Opportunities Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2004
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	4.50	5.74	6.20
Class 2	05/03/10	4.14	5.45	5.95
Class 3	06/01/04	4.48	5.60	6.07
ICE BofA BB-B US Cash Pay High Yield Constrained Index		4.58	6.04	6.54
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The ICE BofA BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	0.1
Convertible Bonds	0.5
Corporate Bonds & Notes	91.6
Foreign Government Obligations	0.3
Money Market Funds	2.5
Senior Loans	5.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2021)
BBB rating	0.4
BB rating	46.8
B rating	49.2
CCC rating	3.6
Not rated	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2021, the Fund’s Class 2 shares returned 4.14%. The Fund’s benchmark, the ICE BofA BB-B US Cash Pay High Yield Constrained Index, returned 4.58% during the same time period.
Market overview
As pandemic-related restrictions were eased over the period, robust economic growth and corporate earnings supported risk sentiment and credit-oriented segments of the bond market. In addition, both U.S. monetary and fiscal policy were highly supportive for much of the period. In this vein, Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation driven by post-pandemic supply chain disruptions and rising commodity prices, leading to increased market volatility. The Fed officially tightened policy in November as it began tapering its monthly bond purchases. In December, the Fed accelerated the timetable for ending its bond purchase program and signaled the likelihood of three increases in the federal funds rate in 2022.
Investment-grade bond market returns for the 12-month period were generally muted given the move higher in U.S. Treasury yields. To illustrate, the 10-year Treasury note yield, which entered the year at 0.93%, reached as high as 1.74% at the end of the first quarter before drifting lower and ending 2021 at 1.52%. Less interest rate sensitive, high-yield corporate bonds in aggregate posted solid positive returns driven by strong credit fundamentals and higher energy prices.
The Fund’s notable detractors during the period
•	Detractors from relative performance included an overweight allocation to utilities and cable companies, which had positive absolute returns but lagged the overall market rally.
•	An underweight allocation to refiners within energy also detracted given the rally in the sector driven by higher commodity prices.
The Fund’s notable contributors during the period
•	Security selection contributed positively to the Fund’s performance relative to the benchmark for the annual period.
•	Security selection within energy led positive contributions, most notably selection among exploration & production companies. Specifically, the Fund had overweight positions in select energy issuers that benefited from the improving commodity price environment, some of which exited the BB/B benchmark due to downgrades in 2020 but continued to be held by the Fund.
•	Security selection was positive across several additional sectors beyond energy, driven by idiosyncratic factors. In this vein, the Fund’s holdings within the consumer/commercial/lease financing, wireline telecommunication, REITs, gaming and specialty retail segments outperformed the benchmark.
•	The Fund averaged a 4.6% allocation to out-of-benchmark CCC-rated issuers over the year, adding to performance as the rating category notably outperformed the BB/B portion of the market. The Fund’s holdings within the CCC quality grouping were predominately composed of issuers downgraded in 2020 in the wake of the pandemic. As a reminder, the Fund is not a forced seller of such downgrades and will continue to hold high conviction names.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,017.30	1,021.98	3.25	3.26	0.64
Class 2	1,000.00	1,000.00	1,016.20	1,020.72	4.52	4.53	0.89
Class 3	1,000.00	1,000.00	1,017.20	1,021.37	3.86	3.87	0.76
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.1%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Haights Cross Communications, Inc.(a),(b),(c)	27,056	0
Telesat Corp.(b)	6	172
Ziff Davis Holdings, Inc.(a),(b),(c)	553	6
Total		178
Total Communication Services		178
Consumer Discretionary 0.1%
Auto Components 0.1%
Lear Corp.	724	132,456
Total Consumer Discretionary		132,456
Industrials 0.0%
Commercial Services & Supplies 0.0%
Quad/Graphics, Inc.(b)	1,277	5,108
Total Industrials		5,108
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c)	6,049,000	0
Total Utilities		0
Total Common Stocks (Cost $331,985)		137,742

Convertible Bonds 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.6%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	1,062,000	1,005,239
Total Convertible Bonds (Cost $999,656)			1,005,239

Corporate Bonds & Notes 90.8%

Aerospace & Defense 1.3%
Moog, Inc.(d)
12/15/2027	4.250%	447,000	450,068
TransDigm, Inc.(d)
03/15/2026	6.250%	174,000	180,809
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
06/15/2026	6.375%	997,000	1,024,540
11/15/2027	5.500%	27,000	27,826
01/15/2029	4.625%	194,000	193,413
05/01/2029	4.875%	451,000	452,249
Total			2,328,905
Airlines 1.7%
Air Canada(d)
08/15/2026	3.875%	400,000	409,003
American Airlines, Inc.(d)
07/15/2025	11.750%	311,000	386,653
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(d)
04/20/2026	5.500%	967,000	1,006,371
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(d)
01/20/2026	5.750%	533,471	559,484
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(d)
06/20/2027	6.500%	336,278	359,445
United Airlines, Inc.(d)
04/15/2026	4.375%	280,000	292,151
Total			3,013,107
Automotive 4.2%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	363,000	371,030
04/01/2027	6.500%	50,000	52,039
Clarios Global LP(d)
05/15/2025	6.750%	279,000	292,706
Ford Motor Co.
02/12/2032	3.250%	317,000	324,530
01/15/2043	4.750%	446,000	492,916
Ford Motor Credit Co. LLC
03/18/2024	5.584%	513,000	552,769
11/01/2024	4.063%	178,000	187,369
06/16/2025	5.125%	512,000	558,275
11/13/2025	3.375%	734,000	761,594
08/17/2027	4.125%	712,000	768,605
02/16/2028	2.900%	237,000	238,119
11/13/2030	4.000%	359,000	386,056
IAA Spinco, Inc.(d)
06/15/2027	5.500%	179,000	185,689
Jaguar Land Rover Automotive PLC(d)
07/15/2029	5.500%	270,000	266,972
KAR Auction Services, Inc.(d)
06/01/2025	5.125%	1,036,000	1,049,130
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	7

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Panther BF Aggregator 2 LP/Finance Co., Inc.(d)
05/15/2026	6.250%	300,000	314,325
05/15/2027	8.500%	344,000	364,695
Tenneco, Inc.(d)
01/15/2029	7.875%	429,000	465,369
Total			7,632,188
Brokerage/Asset Managers/Exchanges 0.4%
AG Issuer LLC(d)
03/01/2028	6.250%	249,000	258,822
NFP Corp.(d)
08/15/2028	4.875%	422,000	427,810
Total			686,632
Building Materials 0.9%
Beacon Roofing Supply, Inc.(d)
11/15/2026	4.500%	514,000	532,354
Interface, Inc.(d)
12/01/2028	5.500%	134,000	140,390
Masonite International Corp.(d)
02/15/2030	3.500%	544,000	539,500
SRS Distribution, Inc.(d)
07/01/2028	4.625%	403,000	406,319
Total			1,618,563
Cable and Satellite 6.8%
CCO Holdings LLC/Capital Corp.(d)
05/01/2027	5.125%	886,000	917,144
06/01/2029	5.375%	243,000	262,337
03/01/2030	4.750%	1,041,000	1,085,217
02/01/2031	4.250%	178,000	179,897
CSC Holdings LLC(d)
02/01/2028	5.375%	689,000	712,248
02/01/2029	6.500%	236,000	253,195
01/15/2030	5.750%	1,208,000	1,207,834
02/15/2031	3.375%	680,000	636,642
DIRECTV Holdings LLC/Financing Co., Inc.(d)
08/15/2027	5.875%	213,000	218,193
DISH DBS Corp.(d)
12/01/2028	5.750%	845,000	854,382
DISH DBS Corp.
06/01/2029	5.125%	1,303,000	1,185,574
Radiate Holdco LLC/Finance, Inc.(d)
09/15/2026	4.500%	743,000	753,011
Sirius XM Radio, Inc.(d)
09/01/2026	3.125%	338,000	337,906
07/01/2030	4.125%	539,000	540,445
Videotron Ltd.(d)
06/15/2029	3.625%	225,000	227,319
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Finance PLC(d)
07/15/2030	5.000%	790,000	789,489
Virgin Media Secured Finance PLC(d)
05/15/2029	5.500%	172,000	180,991
Ziggo BV(d)
01/15/2027	5.500%	724,000	745,683
01/15/2030	4.875%	1,140,000	1,168,532
Total			12,256,039
Chemicals 2.8%
Axalta Coating Systems LLC(d)
02/15/2029	3.375%	571,000	553,222
Element Solutions, Inc.(d)
09/01/2028	3.875%	539,000	545,682
HB Fuller Co.
10/15/2028	4.250%	326,000	335,801
Herens Holdco Sarl(d)
05/15/2028	4.750%	413,000	404,566
Illuminate Buyer LLC/Holdings IV, Inc.(d)
07/01/2028	9.000%	247,000	263,172
Ingevity Corp.(d)
11/01/2028	3.875%	872,000	850,308
Innophos Holdings, Inc.(d)
02/15/2028	9.375%	462,000	501,471
SPCM SA(d)
03/15/2027	3.125%	35,000	34,589
Unifrax Escrow Issuer Corp.(d)
09/30/2028	5.250%	168,000	170,090
WR Grace Holdings LLC(d)
06/15/2027	4.875%	642,000	659,427
08/15/2029	5.625%	637,000	654,394
Total			4,972,722
Construction Machinery 1.2%
H&E Equipment Services, Inc.(d)
12/15/2028	3.875%	760,000	755,898
Herc Holdings, Inc.(d)
07/15/2027	5.500%	607,000	631,914
Ritchie Bros Holdings, Inc.(d)
12/15/2031	4.750%	487,000	508,125
Ritchie Bros. Auctioneers, Inc.(d)
01/15/2025	5.375%	301,000	304,279
Total			2,200,216
Consumer Cyclical Services 2.1%
APX Group, Inc.(d)
02/15/2027	6.750%	104,000	109,879

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ASGN, Inc.(d)
05/15/2028	4.625%	755,000	783,237
Match Group, Inc.(d)
06/01/2028	4.625%	178,000	185,130
Staples, Inc.(d)
04/15/2026	7.500%	690,000	708,661
Uber Technologies, Inc.(d)
05/15/2025	7.500%	429,000	451,959
08/15/2029	4.500%	1,520,000	1,551,541
Total			3,790,407
Consumer Products 0.7%
CD&R Smokey Buyer, Inc.(d)
07/15/2025	6.750%	525,000	550,957
Mattel, Inc.
11/01/2041	5.450%	80,000	95,481
Spectrum Brands, Inc.
07/15/2025	5.750%	524,000	535,482
Tempur Sealy International, Inc.(d)
10/15/2031	3.875%	164,000	164,393
Total			1,346,313
Diversified Manufacturing 0.9%
Madison IAQ LLC(d)
06/30/2028	4.125%	294,000	295,549
Resideo Funding, Inc.(d)
09/01/2029	4.000%	317,000	310,899
Vertical US Newco, Inc.(d)
07/15/2027	5.250%	282,000	296,196
WESCO Distribution, Inc.(d)
06/15/2028	7.250%	630,000	692,698
Total			1,595,342
Electric 5.7%
Atlantica Sustainable Infrastructure PLC(d)
06/15/2028	4.125%	265,000	267,244
Calpine Corp.(d)
06/01/2026	5.250%	178,000	182,619
Clearway Energy Operating LLC(d)
03/15/2028	4.750%	1,006,000	1,060,726
02/15/2031	3.750%	1,017,000	1,016,627
01/15/2032	3.750%	552,000	549,655
FirstEnergy Corp.
11/15/2031	7.375%	134,000	180,994
FirstEnergy Corp.(e)
07/15/2047	5.350%	153,000	182,375
Leeward Renewable Energy Operations LLC(d)
07/01/2029	4.250%	527,000	532,643
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Operating Partners LP(d)
09/15/2027	4.500%	2,127,000	2,293,504
NRG Energy, Inc.(d)
06/15/2029	5.250%	729,000	780,484
02/15/2031	3.625%	798,000	781,683
Pattern Energy Operations LP/Inc.(d)
08/15/2028	4.500%	286,000	297,902
PG&E Corp.
07/01/2028	5.000%	241,000	253,372
07/01/2030	5.250%	245,000	256,862
TerraForm Power Operating LLC(d)
01/31/2028	5.000%	566,000	600,800
01/15/2030	4.750%	660,000	692,636
Vistra Operations Co. LLC(d)
07/31/2027	5.000%	154,000	159,866
05/01/2029	4.375%	279,000	280,054
Total			10,370,046
Environmental 1.4%
GFL Environmental, Inc.(d)
06/01/2025	4.250%	700,000	720,107
08/01/2028	4.000%	410,000	402,361
06/15/2029	4.750%	451,000	454,274
08/15/2029	4.375%	135,000	133,791
Waste Pro USA, Inc.(d)
02/15/2026	5.500%	768,000	767,918
Total			2,478,451
Finance Companies 1.9%
Navient Corp.
06/25/2025	6.750%	165,000	181,666
Provident Funding Associates LP/Finance Corp.(d)
06/15/2025	6.375%	1,323,000	1,366,466
Quicken Loans LLC/Co-Issuer, Inc.(d)
03/01/2029	3.625%	380,000	381,794
Rocket Mortgage LLC/Co-Issuer, Inc.(d)
10/15/2033	4.000%	1,552,000	1,572,776
Total			3,502,702
Food and Beverage 3.9%
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	847,000	871,344
JBS USA LUX SA/Food Co./Finance, Inc.(d)
12/01/2031	3.750%	220,000	225,048
Kraft Heinz Foods Co.
06/01/2046	4.375%	357,000	418,973
Kraft Heinz Foods Co. (The)
07/15/2045	5.200%	826,000	1,052,939

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lamb Weston Holdings, Inc.(d)
01/31/2030	4.125%	361,000	370,845
01/31/2032	4.375%	230,000	237,288
Performance Food Group, Inc.(d)
05/01/2025	6.875%	185,000	194,307
Pilgrim’s Pride Corp.(d)
04/15/2031	4.250%	929,000	976,307
03/01/2032	3.500%	845,000	856,855
Post Holdings, Inc.(d)
03/01/2027	5.750%	436,000	450,881
01/15/2028	5.625%	431,000	456,877
04/15/2030	4.625%	175,000	177,610
09/15/2031	4.500%	180,000	178,648
Primo Water Holdings, Inc.(d)
04/30/2029	4.375%	282,000	279,596
US Foods, Inc.(d)
06/01/2030	4.625%	276,000	279,380
Total			7,026,898
Gaming 3.5%
Boyd Gaming Corp.(d)
06/01/2025	8.625%	128,000	137,055
06/15/2031	4.750%	177,000	181,429
CCM Merger, Inc.(d)
05/01/2026	6.375%	565,000	593,254
Colt Merger Sub, Inc.(d)
07/01/2025	5.750%	261,000	272,805
07/01/2025	6.250%	796,000	836,090
International Game Technology PLC(d)
02/15/2025	6.500%	827,000	905,067
04/15/2026	4.125%	200,000	205,616
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(d)
02/15/2029	3.875%	78,000	82,261
Midwest Gaming Borrower LLC(d)
05/01/2029	4.875%	550,000	558,158
Penn National Gaming, Inc.(d)
07/01/2029	4.125%	211,000	205,396
Scientific Games International, Inc.(d)
07/01/2025	8.625%	41,000	43,885
10/15/2025	5.000%	901,000	927,234
03/15/2026	8.250%	22,000	23,193
05/15/2028	7.000%	349,000	373,634
VICI Properties LP/Note Co., Inc.(d)
12/01/2026	4.250%	569,000	592,480
Wynn Las Vegas LLC/Capital Corp.(d)
03/01/2025	5.500%	357,000	369,153
Wynn Resorts Finance LLC/Capital Corp.(d)
10/01/2029	5.125%	97,000	98,661
Total			6,405,371
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 7.7%
Acadia Healthcare Co., Inc.(d)
07/01/2028	5.500%	151,000	158,622
04/15/2029	5.000%	205,000	212,170
AdaptHealth LLC(d)
03/01/2030	5.125%	549,000	561,492
Avantor Funding, Inc.(d)
07/15/2028	4.625%	348,000	365,704
11/01/2029	3.875%	736,000	743,523
Catalent Pharma Solutions, Inc.(d)
07/15/2027	5.000%	187,000	194,191
04/01/2030	3.500%	222,000	221,573
Charles River Laboratories International, Inc.(d)
05/01/2028	4.250%	251,000	261,501
03/15/2029	3.750%	143,000	145,209
03/15/2031	4.000%	115,000	117,799
CHS/Community Health Systems, Inc.(d)
02/15/2025	6.625%	920,000	952,213
03/15/2026	8.000%	311,000	326,714
HCA, Inc.
09/01/2028	5.625%	1,106,000	1,291,854
Hologic, Inc.(d)
02/01/2028	4.625%	290,000	304,716
Indigo Merger Sub, Inc.(d)
07/15/2026	2.875%	200,000	200,926
IQVIA, Inc.(d)
05/15/2027	5.000%	669,000	692,679
Mozart Debt Merger Sub, Inc.(d)
10/01/2029	5.250%	167,000	169,600
RP Escrow Issuer LLC(d)
12/15/2025	5.250%	1,082,000	1,098,410
Select Medical Corp.(d)
08/15/2026	6.250%	1,033,000	1,094,342
Syneos Health, Inc.(d)
01/15/2029	3.625%	274,000	270,145
Teleflex, Inc.
11/15/2027	4.625%	599,000	622,811
Teleflex, Inc.(d)
06/01/2028	4.250%	246,000	253,046
Tenet Healthcare Corp.(d)
01/01/2026	4.875%	1,205,000	1,237,948
02/01/2027	6.250%	1,288,000	1,332,820
11/01/2027	5.125%	304,000	316,946
01/15/2030	4.375%	340,000	344,655
US Acute Care Solutions LLC(d)
03/01/2026	6.375%	416,000	435,310
Total			13,926,919

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.5%
Centene Corp.
10/15/2030	3.000%	624,000	634,933
08/01/2031	2.625%	215,000	211,501
Total			846,434
Home Construction 0.6%
Meritage Homes Corp.(d)
04/15/2029	3.875%	197,000	207,584
Shea Homes LP/Funding Corp.(d)
02/15/2028	4.750%	394,000	403,237
Taylor Morrison Communities, Inc./Holdings II(d)
04/15/2023	5.875%	526,000	549,709
Total			1,160,530
Independent Energy 6.5%
Apache Corp.
11/15/2027	4.875%	263,000	287,058
10/15/2028	4.375%	109,000	118,795
01/15/2030	4.250%	381,000	413,411
09/01/2040	5.100%	277,000	313,054
02/01/2042	5.250%	189,000	218,497
04/15/2043	4.750%	516,000	567,643
Callon Petroleum Co.
07/01/2026	6.375%	823,000	796,022
Callon Petroleum Co.(d)
08/01/2028	8.000%	447,000	456,337
CNX Resources Corp.(d)
03/14/2027	7.250%	342,000	362,653
01/15/2029	6.000%	339,000	352,563
Comstock Resources, Inc.(d)
03/01/2029	6.750%	194,000	210,355
CrownRock LP/Finance, Inc.(d)
05/01/2029	5.000%	141,000	146,386
Endeavor Energy Resources LP/Finance, Inc.(d)
01/30/2028	5.750%	114,000	121,600
EQT Corp.(e)
02/01/2030	7.500%	623,000	799,813
EQT Corp.(d)
05/15/2031	3.625%	88,000	91,822
Hilcorp Energy I LP/Finance Co.(d)
02/01/2029	5.750%	276,000	284,332
Matador Resources Co.
09/15/2026	5.875%	547,000	561,241
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Occidental Petroleum Corp.
04/15/2026	3.400%	1,068,000	1,095,182
08/15/2029	3.500%	90,000	92,384
09/01/2030	6.625%	817,000	1,011,340
01/01/2031	6.125%	169,000	205,135
09/15/2036	6.450%	199,000	253,733
08/15/2039	4.300%	372,000	371,159
06/15/2045	4.625%	321,000	333,840
04/15/2046	4.400%	1,090,000	1,124,913
03/15/2048	4.200%	195,000	194,970
SM Energy Co.
01/15/2027	6.625%	220,000	228,108
07/15/2028	6.500%	152,000	158,240
Southwestern Energy Co.
02/01/2032	4.750%	604,000	636,678
Total			11,807,264
Leisure 3.1%
Carnival Corp.(d)
03/01/2026	7.625%	973,000	1,018,927
03/01/2027	5.750%	695,000	694,823
05/01/2029	6.000%	447,000	444,645
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	296,000	315,845
Cinemark USA, Inc.(d)
03/15/2026	5.875%	354,000	357,556
07/15/2028	5.250%	313,000	305,195
Live Nation Entertainment, Inc.(d)
10/15/2027	4.750%	165,000	169,607
NCL Corp., Ltd.(d)
12/15/2024	3.625%	310,000	293,399
03/15/2026	5.875%	343,000	343,545
Royal Caribbean Cruises Ltd.(d)
07/01/2026	4.250%	458,000	444,683
08/31/2026	5.500%	349,000	354,848
04/01/2028	5.500%	368,000	373,301
Six Flags Entertainment Corp.(d)
07/31/2024	4.875%	484,000	489,168
Total			5,605,542
Media and Entertainment 2.0%
Clear Channel International BV(d)
08/01/2025	6.625%	346,000	358,810
Clear Channel Worldwide Holdings, Inc.(d)
08/15/2027	5.125%	1,089,000	1,126,911
iHeartCommunications, Inc.(d)
01/15/2028	4.750%	266,000	269,915
Netflix, Inc.
05/15/2029	6.375%	29,000	36,146

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.(d)
11/15/2029	5.375%	108,000	128,120
Outfront Media Capital LLC/Corp.(d)
01/15/2029	4.250%	154,000	154,198
03/15/2030	4.625%	891,000	891,366
Playtika Holding Corp.(d)
03/15/2029	4.250%	383,000	375,547
Roblox Corp.(d)
05/01/2030	3.875%	354,000	359,071
Total			3,700,084
Metals and Mining 3.2%
Alcoa Nederland Holding BV(d)
03/31/2029	4.125%	187,000	193,554
Allegheny Technologies, Inc.
10/01/2029	4.875%	116,000	115,933
10/01/2031	5.125%	488,000	491,335
Constellium SE(d)
06/15/2028	5.625%	334,000	350,793
04/15/2029	3.750%	1,290,000	1,269,890
Freeport-McMoRan, Inc.
03/15/2043	5.450%	558,000	701,475
Hudbay Minerals, Inc.(d)
04/01/2029	6.125%	1,567,000	1,661,813
Kaiser Aluminum Corp.(d)
06/01/2031	4.500%	709,000	698,007
Novelis Corp.(d)
11/15/2026	3.250%	235,000	237,623
08/15/2031	3.875%	143,000	142,303
Total			5,862,726
Midstream 7.2%
Cheniere Energy Partners LP
03/01/2031	4.000%	223,000	234,292
Cheniere Energy Partners LP(d)
01/31/2032	3.250%	748,000	756,224
Cheniere Energy, Inc.
10/15/2028	4.625%	814,000	865,305
CNX Midstream Partners LP(d)
04/15/2030	4.750%	360,000	359,088
DCP Midstream Operating LP
04/01/2044	5.600%	486,000	604,420
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	383,000	392,110
DT Midstream, Inc.(d)
06/15/2029	4.125%	283,000	290,954
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EQM Midstream Partners LP(d)
07/01/2027	6.500%	539,000	604,681
01/15/2029	4.500%	547,000	568,984
01/15/2031	4.750%	848,000	896,231
Holly Energy Partners LP/Finance Corp.(d)
02/01/2028	5.000%	545,000	546,782
NuStar Logistics LP
10/01/2025	5.750%	398,000	427,914
06/01/2026	6.000%	430,000	469,021
Rockpoint Gas Storage Canada Ltd.(d)
03/31/2023	7.000%	1,006,000	1,007,286
Targa Resources Partners LP/Finance Corp.
03/01/2030	5.500%	593,000	648,670
02/01/2031	4.875%	591,000	642,060
Targa Resources Partners LP/Finance Corp.(d)
01/15/2032	4.000%	256,000	268,025
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	979,000	968,526
Venture Global Calcasieu Pass LLC(d)
08/15/2029	3.875%	496,000	516,291
08/15/2031	4.125%	383,000	408,664
11/01/2033	3.875%	423,000	444,387
Western Gas Partners LP
07/01/2026	4.650%	908,000	988,200
08/15/2028	4.750%	85,000	94,214
Total			13,002,329
Oil Field Services 0.7%
Apergy Corp.
05/01/2026	6.375%	269,000	280,149
Transocean Sentry Ltd.(d)
05/15/2023	5.375%	1,051,446	1,014,508
Total			1,294,657
Other REIT 1.3%
Blackstone Mortgage Trust, Inc.(d)
01/15/2027	3.750%	480,000	478,397
Ladder Capital Finance Holdings LLLP/Corp.(d)
10/01/2025	5.250%	425,000	430,698
02/01/2027	4.250%	223,000	224,354
06/15/2029	4.750%	708,000	725,889
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(d)
05/15/2029	4.875%	283,000	289,894
RLJ Lodging Trust LP(d)
07/01/2026	3.750%	194,000	194,261
09/15/2029	4.000%	92,000	91,066
Total			2,434,559

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 2.2%
Ardagh Metal Packaging Finance USA LLC/PLC(d)
09/01/2029	4.000%	757,000	750,713
Ardagh Packaging Finance PLC/Holdings USA, Inc.(d)
04/30/2025	5.250%	399,000	413,299
08/15/2027	5.250%	436,000	440,281
BWAY Holding Co.(d)
04/15/2024	5.500%	548,000	552,883
Canpack SA/US LLC(d)
11/15/2029	3.875%	699,000	682,118
Trivium Packaging Finance BV(d)
08/15/2026	5.500%	1,051,000	1,097,460
Total			3,936,754
Pharmaceuticals 2.3%
Bausch Health Companies, Inc.(d)
04/01/2026	9.250%	473,000	502,326
01/31/2027	8.500%	511,000	540,329
01/15/2028	7.000%	582,000	585,062
06/01/2028	4.875%	136,000	139,532
Grifols Escrow Issuer SA(d)
10/15/2028	4.750%	142,000	143,323
Jazz Securities DAC(d)
01/15/2029	4.375%	205,000	212,207
Organon Finance 1 LLC(d)
04/30/2028	4.125%	848,000	869,481
04/30/2031	5.125%	632,000	660,235
Par Pharmaceutical, Inc.(d)
04/01/2027	7.500%	442,000	451,545
Total			4,104,040
Property & Casualty 1.0%
Alliant Holdings Intermediate LLC/Co-Issuer(d)
10/15/2027	4.250%	1,379,000	1,382,925
Lumbermens Mutual Casualty Co.(d),(f)
12/01/2097	0.000%	30,000	30
Lumbermens Mutual Casualty Co.(f)
Subordinated
07/01/2026	0.000%	645,000	645
MGIC Investment Corp.
08/15/2028	5.250%	112,000	118,155
Radian Group, Inc.
03/15/2025	6.625%	44,000	48,719
03/15/2027	4.875%	262,000	281,168
Total			1,831,642
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 1.0%
IRB Holding Corp.(d)
06/15/2025	7.000%	1,723,000	1,822,553
Retailers 1.0%
Asbury Automotive Group Inc.(d)
02/15/2032	5.000%	111,000	114,676
Asbury Automotive Group, Inc.(d)
11/15/2029	4.625%	111,000	113,272
Group 1 Automotive, Inc.(d)
08/15/2028	4.000%	78,000	77,911
L Brands, Inc.
11/01/2035	6.875%	509,000	633,588
LCM Investments Holdings II LLC(d)
05/01/2029	4.875%	228,000	233,865
Penske Automotive Group, Inc.
09/01/2025	3.500%	208,000	213,361
PetSmart, Inc./Finance Corp.(d)
02/15/2028	4.750%	375,000	385,507
Total			1,772,180
Supermarkets 0.4%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
02/15/2028	5.875%	472,000	501,197
SEG Holding LLC/Finance Corp.(d)
10/15/2028	5.625%	189,000	198,553
Total			699,750
Technology 5.1%
Black Knight InfoServ LLC(d)
09/01/2028	3.625%	170,000	169,682
Boxer Parent Co., Inc.(d)
10/02/2025	7.125%	233,000	244,666
Camelot Finance SA(d)
11/01/2026	4.500%	505,000	523,526
CDK Global, Inc.
06/01/2027	4.875%	506,000	526,121
Clarivate Science Holdings Corp.(d)
07/01/2028	3.875%	225,000	226,790
Dun & Bradstreet Corp. (The)(d)
12/15/2029	5.000%	152,000	155,447
Everi Holdings, Inc.(d)
07/15/2029	5.000%	48,000	48,699
Gartner, Inc.(d)
06/15/2029	3.625%	171,000	172,912
HealthEquity, Inc.(d)
10/01/2029	4.500%	455,000	451,669

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Helios Software Holdings, Inc.(d)
05/01/2028	4.625%	432,000	425,020
ION Trading Technologies Sarl(d)
05/15/2028	5.750%	379,000	390,426
Logan Merger Sub, Inc.(d)
09/01/2027	5.500%	882,000	891,370
NCR Corp.(d)
10/01/2028	5.000%	348,000	358,602
Nielsen Finance LLC/Co.(d)
10/01/2028	5.625%	467,000	482,176
07/15/2029	4.500%	227,000	223,290
07/15/2031	4.750%	284,000	281,424
Plantronics, Inc.(d)
03/01/2029	4.750%	1,011,000	963,828
PTC, Inc.(d)
02/15/2028	4.000%	262,000	266,679
Sabre GLBL, Inc.(d)
09/01/2025	7.375%	77,000	80,081
Shift4 Payments LLC/Finance Sub, Inc.(d)
11/01/2026	4.625%	648,000	670,036
Square, Inc.(d)
06/01/2031	3.500%	175,000	180,274
Switch Ltd.(d)
09/15/2028	3.750%	228,000	229,984
06/15/2029	4.125%	225,000	230,897
Tempo Acquisition LLC/Finance Corp.(d)
06/01/2025	5.750%	377,000	390,976
ZoomInfo Technologies LLC/Finance Corp.(d)
02/01/2029	3.875%	681,000	673,054
Total			9,257,629
Wireless 3.6%
Altice France SA(d)
02/01/2027	8.125%	661,000	704,820
01/15/2028	5.500%	821,000	813,877
07/15/2029	5.125%	456,000	444,840
10/15/2029	5.500%	145,000	143,550
SBA Communications Corp.
02/15/2027	3.875%	922,000	951,894
Sprint Capital Corp.
11/15/2028	6.875%	724,000	915,973
T-Mobile USA, Inc.
02/15/2029	2.625%	496,000	488,226
02/15/2031	2.875%	275,000	271,502
04/15/2031	3.500%	363,000	377,885
T-Mobile USA, Inc.(d)
04/15/2031	3.500%	301,000	311,986
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vmed O2 UK Financing I PLC(d)
01/31/2031	4.250%	438,000	429,235
07/15/2031	4.750%	665,000	676,074
Total			6,529,862
Wirelines 2.0%
CenturyLink, Inc.
04/01/2024	7.500%	1,611,000	1,763,726
CenturyLink, Inc.(d)
12/15/2026	5.125%	261,000	271,548
Front Range BidCo, Inc.(d)
03/01/2027	4.000%	654,000	644,589
Iliad Holding SAS(d)
10/15/2026	6.500%	367,000	385,874
10/15/2028	7.000%	449,000	472,474
Total			3,538,211
Total Corporate Bonds & Notes (Cost $158,705,717)			164,357,567

Foreign Government Obligations(g) 0.3%

Canada 0.3%
NOVA Chemicals Corp.(d)
06/01/2027	5.250%	530,000	565,246
Total Foreign Government Obligations (Cost $540,190)			565,246

Senior Loans 5.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.1%
WR Grace & Co.(h),(i)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	4.250%	198,000	198,149
Consumer Cyclical Services 0.7%
8th Avenue Food & Provisions, Inc.(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	3.852%	1,302,510	1,281,344
Consumer Products 0.3%
SWF Holdings I Corp.(h),(i)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	4.750%	548,000	542,520

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.5%
BellRing Brands LLC(h),(i)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/21/2024	4.750%	836,655	837,275
Health Care 0.7%
Surgery Center Holdings, Inc.(h),(i)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	4.500%	1,194,735	1,193,241
Media and Entertainment 0.4%
Cengage Learning, Inc.(h),(i)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	743,898	745,214
Restaurants 0.5%
IRB Holding Corp.(h),(i)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	1,003,333	1,000,935
Technology 1.8%
Ascend Learning LLC(h),(i),(j)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	4.000%	805,000	803,157
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Loyalty Ventures, Inc.(h),(i)
Tranche B Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 11/03/2027	5.000%	281,000	279,126
Project Alpha Intermediate Holding, Inc.(h),(i)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	5.000%	554,575	554,924
UKG, Inc.(h),(i)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	3.750%	1,144,144	1,137,348
3-month USD LIBOR + 3.750% 05/04/2026	3.854%	412,505	410,958
Total			3,185,513
Total Senior Loans (Cost $9,016,115)			8,984,191

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(k),(l)	4,420,254	4,419,370
Total Money Market Funds (Cost $4,419,511)		4,419,370
Total Investments in Securities (Cost: $174,013,174)		179,469,355
Other Assets & Liabilities, Net		1,500,535
Net Assets		180,969,890

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $6, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $126,443,071, which represents 69.87% of total net assets.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2021, the total value of these securities amounted to $675, which represents less than 0.01% of total net assets.
(g)	Principal and interest may not be guaranteed by a governmental entity.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
(h)	The stated interest rate represents the weighted average interest rate at December 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(i)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(j)	Represents a security purchased on a forward commitment basis.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	8,503,952	58,983,451	(63,067,892)	(141)	4,419,370	(203)	3,145	4,420,254
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	172	—	6	178
Consumer Discretionary	132,456	—	—	132,456
Industrials	5,108	—	—	5,108
Utilities	—	—	0*	0*
Total Common Stocks	137,736	—	6	137,742
Convertible Bonds	—	1,005,239	—	1,005,239
Corporate Bonds & Notes	—	164,357,567	—	164,357,567
Foreign Government Obligations	—	565,246	—	565,246
Senior Loans	—	8,984,191	—	8,984,191
Money Market Funds	4,419,370	—	—	4,419,370
Total Investments in Securities	4,557,106	174,912,243	6	179,469,355

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	17

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $169,593,663)	$175,049,985
Affiliated issuers (cost $4,419,511)	4,419,370
Cash	27,942
Receivable for:
Investments sold	87,083
Capital shares sold	187,226
Dividends	285
Interest	2,321,512
Foreign tax reclaims	2,716
Expense reimbursement due from Investment Manager	566
Prepaid expenses	7,743
Total assets	182,104,428
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	800,975
Capital shares purchased	91,198
Management services fees	3,270
Distribution and/or service fees	676
Service fees	14,077
Compensation of board members	203,104
Compensation of chief compliance officer	34
Other expenses	21,204
Total liabilities	1,134,538
Net assets applicable to outstanding capital stock	$180,969,890
Represented by
Paid in capital	162,250,001
Total distributable earnings (loss)	18,719,889
Total - representing net assets applicable to outstanding capital stock	$180,969,890
Class 1
Net assets	$19,891,289
Shares outstanding	2,713,819
Net asset value per share	$7.33
Class 2
Net assets	$36,232,236
Shares outstanding	4,983,090
Net asset value per share	$7.27
Class 3
Net assets	$124,846,365
Shares outstanding	16,924,859
Net asset value per share	$7.38
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$4,439
Dividends — affiliated issuers	3,145
Interest	9,524,728
Foreign taxes withheld	(1,024)
Total income	9,531,288
Expenses:
Management services fees	1,266,951
Distribution and/or service fees
Class 2	89,947
Class 3	160,855
Service fees	126,974
Compensation of board members	55,541
Custodian fees	7,928
Printing and postage fees	16,496
Audit fees	29,500
Legal fees	11,700
Compensation of chief compliance officer	28
Other	11,489
Total expenses	1,777,409
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(273,478)
Total net expenses	1,503,931
Net investment income	8,027,357
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	14,227,680
Investments — affiliated issuers	(203)
Net realized gain	14,227,477
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(14,291,656)
Investments — affiliated issuers	(141)
Net change in unrealized appreciation (depreciation)	(14,291,797)
Net realized and unrealized loss	(64,320)
Net increase in net assets resulting from operations	$7,963,037
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	19

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$8,027,357	$16,251,128
Net realized gain (loss)	14,227,477	(3,028,004)
Net change in unrealized appreciation (depreciation)	(14,291,797)	5,872,844
Net increase in net assets resulting from operations	7,963,037	19,095,968
Distributions to shareholders
Net investment income and net realized gains
Class 1	(1,831,278)	(8,746,859)
Class 2	(3,203,673)	(1,601,289)
Class 3	(11,422,235)	(6,085,477)
Total distributions to shareholders	(16,457,186)	(16,433,625)
Decrease in net assets from capital stock activity	(173,186,005)	(3,472,413)
Total decrease in net assets	(181,680,154)	(810,070)
Net assets at beginning of year	362,650,044	363,460,114
Net assets at end of year	$180,969,890	$362,650,044

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	164,755	1,245,705	1,753,756	12,767,421
Distributions reinvested	253,289	1,831,278	1,191,670	8,746,859
Redemptions	(22,961,477)	(177,027,879)	(1,008,955)	(7,335,937)
Net increase (decrease)	(22,543,433)	(173,950,896)	1,936,471	14,178,343
Class 2
Subscriptions	450,789	3,367,312	444,049	3,237,819
Distributions reinvested	446,194	3,203,673	219,355	1,601,289
Redemptions	(577,468)	(4,319,689)	(995,085)	(7,181,397)
Net increase (decrease)	319,515	2,251,296	(331,681)	(2,342,289)
Class 3
Subscriptions	339,536	2,628,629	245,864	1,863,772
Distributions reinvested	1,568,988	11,422,235	823,475	6,085,477
Redemptions	(2,047,398)	(15,537,269)	(3,190,149)	(23,257,716)
Net decrease	(138,874)	(1,486,405)	(2,120,810)	(15,308,467)
Total net decrease	(22,362,792)	(173,186,005)	(516,020)	(3,472,413)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

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Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$7.71	0.33	0.01(c)	0.34	(0.72)	(0.72)
Year Ended 12/31/2020	$7.64	0.35	0.08	0.43	(0.36)	(0.36)
Year Ended 12/31/2019	$6.91	0.36	0.76	1.12	(0.39)	(0.39)
Year Ended 12/31/2018	$7.56	0.37	(0.65)	(0.28)	(0.37)	(0.37)
Year Ended 12/31/2017	$7.56	0.35	0.14	0.49	(0.49)	(0.49)
Class 2
Year Ended 12/31/2021	$7.66	0.30	0.01(c)	0.31	(0.70)	(0.70)
Year Ended 12/31/2020	$7.59	0.33	0.08	0.41	(0.34)	(0.34)
Year Ended 12/31/2019	$6.87	0.34	0.75	1.09	(0.37)	(0.37)
Year Ended 12/31/2018	$7.51	0.35	(0.64)	(0.29)	(0.35)	(0.35)
Year Ended 12/31/2017	$7.52	0.33	0.13	0.46	(0.47)	(0.47)
Class 3
Year Ended 12/31/2021	$7.75	0.32	0.02(c)	0.34	(0.71)	(0.71)
Year Ended 12/31/2020	$7.68	0.34	0.08	0.42	(0.35)	(0.35)
Year Ended 12/31/2019	$6.95	0.35	0.76	1.11	(0.38)	(0.38)
Year Ended 12/31/2018	$7.60	0.36	(0.65)	(0.29)	(0.36)	(0.36)
Year Ended 12/31/2017	$7.60	0.35	0.13	0.48	(0.48)	(0.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$7.33	4.50%	0.77%	0.66%	4.26%	50%	$19,891
Year Ended 12/31/2020	$7.71	5.90%	0.73%	0.67%	4.74%	58%	$194,656
Year Ended 12/31/2019	$7.64	16.47%	0.75%	0.69%	4.83%	58%	$178,149
Year Ended 12/31/2018	$6.91	(3.75%)	0.74%	0.73%	5.05%	42%	$138,357
Year Ended 12/31/2017	$7.56	6.56%	0.76%	0.76%	4.66%	50%	$132,262
Class 2
Year Ended 12/31/2021	$7.27	4.14%	1.05%	0.90%	4.07%	50%	$36,232
Year Ended 12/31/2020	$7.66	5.67%	0.98%	0.92%	4.49%	58%	$35,700
Year Ended 12/31/2019	$7.59	16.12%	1.00%	0.94%	4.59%	58%	$37,916
Year Ended 12/31/2018	$6.87	(3.90%)	0.99%	0.98%	4.79%	42%	$32,893
Year Ended 12/31/2017	$7.51	6.20%	1.01%	1.01%	4.41%	50%	$36,579
Class 3
Year Ended 12/31/2021	$7.38	4.48%	0.92%	0.78%	4.19%	50%	$124,846
Year Ended 12/31/2020	$7.75	5.74%	0.86%	0.80%	4.62%	58%	$132,293
Year Ended 12/31/2019	$7.68	16.23%	0.87%	0.81%	4.72%	58%	$147,395
Year Ended 12/31/2018	$6.95	(3.86%)	0.87%	0.85%	4.90%	42%	$146,078
Year Ended 12/31/2017	$7.60	6.39%	0.88%	0.88%	4.55%	50%	$199,852
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	23

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close
24	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
26	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.07% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.64%	0.67%
Class 2	0.89	0.92
Class 3	0.765	0.795
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
28	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
69,829	(69,829)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,457,186	—	16,457,186	16,433,625	—	16,433,625
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
9,855,891	3,718,729	—	5,347,294
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
174,122,061	6,454,134	(1,106,840)	5,347,294
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	8,555,462
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
December 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $97,452,728 and $270,941,218, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
30	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
December 31, 2021
disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 87.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Income Opportunities Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, broker and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Capital gain dividend
$3,904,665
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
34	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
36	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
38	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2021

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Columbia Variable Portfolio – Income Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6544 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Core Equity Fund
This Fund is closed to new investors.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Core Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Core Equity Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since June 2021
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Columbia Variable Portfolio — Core Equity Fund	09/10/04	33.20	18.16	16.51
S&P 500 Index		28.71	18.47	16.55
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Variable Portfolio – Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	10.4
Consumer Discretionary	12.2
Consumer Staples	6.1
Energy	2.3
Financials	10.3
Health Care	13.7
Industrials	8.0
Information Technology	29.6
Materials	2.2
Real Estate	3.1
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, the Fund’s shares gained 33.20%. The Fund outperformed its benchmark, the S&P 500 Index, which rose 28.71%.
Market overview
Despite the emergence of new COVID-19 variants and higher inflation, continued monetary and fiscal stimulus extended the bull market for U.S. equities during the annual period, as company earnings beat investor expectations. Improving earnings and rising interest rates provided a better backdrop for value stocks during the annual period. In a reversal from calendar year 2020, when growth stocks handily beat value stocks across the capitalization spectrum, value stocks outperformed growth stocks in the mid-cap and small-cap segments of the U.S. equity market in 2021 and performed relatively in line with each other within the large-cap segment of the U.S. equity market. The Russell 2000 Value Index returned 28.27% compared to the 2.83% return for the Russell 2000 Growth Index. In large cap, the Russell 1000 Value Index returned 25.16% compared to the 27.60% return of the Russell 1000 Growth Index. As the U.S. economy reopened, investors rotated to bid up stocks with strong fundamentals. Stocks characterized by high operating cash flow-to-price, high earnings before interest, taxes, depreciation and amortization (EBITDA)-to-enterprise value, and high return on invested capital were in favor during the annual period. Conversely, high cash flow margin volatility and high predicted earnings per share growth characteristics detracted most during the annual period.
We divide the metrics for our stock selection model into three broad categories — quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the stock selection model’s performance was positive overall. This investor focus on fundamentals led to our quality, value and catalyst themes each performing well during the annual period. Of our 22 industry-specific models, 20 outperformed the S&P 500 Index, with communication services, energy-exploration & production and industrials-transportation contributing most positively. Energy-equipment & services and information technology-hardware were the only two industry models that detracted during the annual period.
The Fund’s notable contributors during the period
•	The Fund maintained a relatively neutral stance on sector allocation, though sector allocation did contribute positively, albeit modestly, to relative performance during the annual period. Stock selection overall contributed most positively to the Fund’s performance relative to the S&P 500 Index.
•	Stock selection in the information technology, communication services and consumer staples sectors contributed most positively to the Fund’s relative performance during the annual period.
•	Among the Fund’s greatest individual positive contributors was Fortinet, Inc., the leading mid-market vendor in the network security firewall market, which was also a top contributor in the prior annual period. Its shares gained ground after the company’s management reported strong results across its product offerings and geographies and raised guidance driven by Fortinet’s healthy billings and revenue growth. The portfolio’s overweight in Fortinet was driven by our quality and catalyst themes, and the models delivered effective stock selection guidance.
•	Alphabet Inc., which is the parent company of search engine giant Google, was an outstanding performer for the Fund, though it should be noted the portfolio owns Alphabet Class A shares only. During the annual period, Alphabet reported solid earnings results with robust growth across several of its businesses, including YouTube, search, cloud and advertising. The company also showed relative resilience in the face of the dramatic impact of the COVID-19 pandemic, as its return on investment remained materially higher versus other forms of media. Further, the company generated an attractive level of free cash flow during the annual period. The portfolio’s overweight in Alphabet (Class A) was based on attractive scores by all three of our themes—value, quality and catalyst, and the models provided positive guidance.
•	Advanced Micro Devices, Inc., a semiconductor company, benefited during the annual period from its reports of solid earnings. The company also raised its forward guidance, driven by healthy demand across its businesses, most notably gaming and personal computer demand. As was the case for other chip companies as well, the global semiconductor shortage held customer demand steady. The decision to overweight the portfolio’s position in Advanced Micro Devices was based on its attractive quality, value and catalyst scores.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The Fund’s notable detractors during the period
•	Stock selection in the financials sector detracted most from the Fund’s relative performance during the annual period, followed at some distance by real estate and materials.
•	Among the individual stocks detracting most from relative performance was NVIDIA Corp., which designs and develops three-dimensional graphics processors and related software, as the Fund held no position in its strongly performing stock. Boosting the stock’s performance was strong data center demand and the global shortage of semiconductors, which, in turn, drove NVIDIA’s earnings higher. The portfolio’s lack of exposure to NVIDIA was determined based on unattractive scores by all three of our themes—quality, value and catalyst, but the models provided negative stock selection guidance.
•	Autodesk, Inc. is an architecture, engineering and construction enterprise software company. Its shares sold off dramatically in the fourth quarter of 2021, erasing gains made earlier in the year after the company missed consensus billings and free cash flow estimates and reduced its forward guidance due to macro events such as supply chain disruptions and labor shortages. The portfolio’s overweight in Autodesk was due to its attractive quality and value theme scores, but the models delivered negative stock selection guidance.
•	Capital One Financial Corp. operates as a financial holding company and operates through credit card, consumer banking and commercial banking segments. Like many financials companies, high consumer cash levels, low interest rates and weak loan demand hampered Capital One Financial’s revenues and acted as a headwind to stock appreciation. The portfolio’s overweight to Capital One Financial was established based on strong value and catalyst metrics, but the models provided negative stock selection guidance.
•	Notably, having no exposure to Alphabet Inc. (Class C) also proved to be a significant detractor from the Fund’s relative results, as Class C shares performed similarly well to the company’s Class A shares, which the Fund did own during the annual period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract (Contract). The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – Core Equity Fund	1,000.00	1,000.00	1,133.30	1,023.19	2.15	2.04	0.40
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Communication Services 10.3%
Interactive Media & Services 9.1%
Alphabet, Inc., Class A(a)	4,774	13,830,469
Meta Platforms, Inc., Class A(a)	23,233	7,814,419
Total		21,644,888
Media 1.2%
Interpublic Group of Companies, Inc. (The)	76,544	2,866,573
Total Communication Services		24,511,461
Consumer Discretionary 12.1%
Automobiles 0.8%
Tesla Motors, Inc.(a)	1,708	1,804,980
Distributors 0.4%
Genuine Parts Co.	3,653	512,150
LKQ Corp.	6,900	414,207
Total		926,357
Hotels, Restaurants & Leisure 2.0%
Darden Restaurants, Inc.	17,962	2,705,796
Starbucks Corp.	18,601	2,175,759
Total		4,881,555
Household Durables 1.6%
Lennar Corp., Class A	9,184	1,066,813
PulteGroup, Inc.	47,897	2,737,793
Total		3,804,606
Internet & Direct Marketing Retail 2.4%
Amazon.com, Inc.(a)	1,711	5,705,056
Multiline Retail 0.8%
Target Corp.	8,717	2,017,462
Specialty Retail 3.0%
AutoZone, Inc.(a)	1,709	3,582,731
O’Reilly Automotive, Inc.(a)	2,562	1,809,361
Ross Stores, Inc.	14,789	1,690,087
Total		7,082,179
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.1%
Hanesbrands, Inc.	27,400	458,128
Tapestry, Inc.	31,480	1,278,088
Under Armour, Inc., Class A(a)	39,600	839,124
Total		2,575,340
Total Consumer Discretionary		28,797,535
Consumer Staples 6.0%
Food & Staples Retailing 0.6%
Kroger Co. (The)	34,466	1,559,931
Food Products 1.2%
Tyson Foods, Inc., Class A	31,945	2,784,326
Household Products 1.8%
Procter & Gamble Co. (The)	26,812	4,385,907
Tobacco 2.4%
Altria Group, Inc.	83,163	3,941,095
Philip Morris International, Inc.	18,269	1,735,555
Total		5,676,650
Total Consumer Staples		14,406,814
Energy 2.3%
Oil, Gas & Consumable Fuels 2.3%
EOG Resources, Inc.	34,461	3,061,170
Exxon Mobil Corp.	26,900	1,646,011
Kinder Morgan, Inc.	42,438	673,067
Total		5,380,248
Total Energy		5,380,248
Financials 10.2%
Banks 1.7%
Bank of America Corp.	7,000	311,430
Citigroup, Inc.	61,280	3,700,699
Total		4,012,129
Capital Markets 3.3%
Goldman Sachs Group, Inc. (The)	5,289	2,023,307
Morgan Stanley	23,600	2,316,576
S&P Global, Inc.	790	372,825
T. Rowe Price Group, Inc.	16,442	3,233,155
Total		7,945,863
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 2.3%
Capital One Financial Corp.	27,761	4,027,843
Discover Financial Services	13,200	1,525,392
Total		5,553,235
Diversified Financial Services 0.3%
Voya Financial, Inc.	8,888	589,363
Insurance 2.6%
Allstate Corp. (The)	21,131	2,486,062
Marsh & McLennan Companies, Inc.	13,350	2,320,497
MetLife, Inc.	21,358	1,334,662
Total		6,141,221
Total Financials		24,241,811
Health Care 13.5%
Biotechnology 1.8%
AbbVie, Inc.	12,137	1,643,350
Amgen, Inc.	762	171,427
BioMarin Pharmaceutical, Inc.(a)	6,765	597,688
Regeneron Pharmaceuticals, Inc.(a)	1,223	772,349
Vertex Pharmaceuticals, Inc.(a)	5,033	1,105,247
Total		4,290,061
Health Care Equipment & Supplies 1.6%
Abbott Laboratories	26,365	3,710,610
Health Care Providers & Services 2.3%
Anthem, Inc.	1,215	563,201
CVS Health Corp.	10,782	1,112,271
Humana, Inc.	2,666	1,236,651
McKesson Corp.	10,665	2,650,999
Total		5,563,122
Life Sciences Tools & Services 1.8%
IQVIA Holdings, Inc.(a)	15,306	4,318,435
Pharmaceuticals 6.0%
Bristol-Myers Squibb Co.	74,039	4,616,332
Johnson & Johnson	18,652	3,190,797
Pfizer, Inc.	111,693	6,595,472
Total		14,402,601
Total Health Care		32,284,829
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 7.9%
Aerospace & Defense 1.1%
General Dynamics Corp.	10,551	2,199,567
Textron, Inc.	7,000	540,400
Total		2,739,967
Air Freight & Logistics 1.4%
United Parcel Service, Inc., Class B	15,701	3,365,352
Airlines 0.2%
Delta Air Lines, Inc.(a)	5,431	212,244
Southwest Airlines Co.(a)	5,036	215,742
Total		427,986
Commercial Services & Supplies 0.2%
Republic Services, Inc.	2,900	404,405
Electrical Equipment 1.7%
Emerson Electric Co.	42,296	3,932,259
Machinery 1.8%
Otis Worldwide Corp.	15,700	1,366,999
Snap-On, Inc.	13,638	2,937,353
Total		4,304,352
Professional Services 0.7%
Robert Half International, Inc.	7,393	824,467
Verisk Analytics, Inc.	3,800	869,174
Total		1,693,641
Road & Rail 0.8%
Norfolk Southern Corp.	6,171	1,837,168
Total Industrials		18,705,130
Information Technology 29.2%
Communications Equipment 2.1%
Cisco Systems, Inc.	78,530	4,976,446
IT Services 3.0%
Accenture PLC, Class A	12,337	5,114,303
MasterCard, Inc., Class A	3,721	1,337,030
VeriSign, Inc.(a)	2,744	696,482
Total		7,147,815

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.7%
Advanced Micro Devices, Inc.(a)	35,716	5,139,533
Broadcom, Inc.	8,164	5,432,407
QUALCOMM, Inc.	14,594	2,668,805
Texas Instruments, Inc.	2,500	471,175
Total		13,711,920
Software 11.4%
Adobe, Inc.(a)	7,555	4,284,138
Autodesk, Inc.(a)	12,240	3,441,766
Fortinet, Inc.(a)	11,978	4,304,893
Microsoft Corp.	44,960	15,120,947
Total		27,151,744
Technology Hardware, Storage & Peripherals 7.0%
Apple, Inc.(b)	93,751	16,647,365
Total Information Technology		69,635,290
Materials 2.2%
Chemicals 1.4%
Dow, Inc.	58,557	3,321,353
Containers & Packaging 0.2%
International Paper Co.	8,981	421,927
Metals & Mining 0.6%
Nucor Corp.	12,463	1,422,652
Total Materials		5,165,932
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 3.0%
Public Storage	5,777	2,163,833
Simon Property Group, Inc.	4,723	754,594
Weyerhaeuser Co.	105,268	4,334,936
Total		7,253,363
Total Real Estate		7,253,363
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.1%
Electric Utilities 2.1%
Duke Energy Corp.	10,152	1,064,945
Evergy, Inc.	22,320	1,531,375
NRG Energy, Inc.	55,693	2,399,255
Total		4,995,575
Total Utilities		4,995,575
Total Common Stocks (Cost $162,215,906)		235,377,988

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(c),(d)	3,048,597	3,047,987
Total Money Market Funds (Cost $3,048,049)		3,047,987
Total Investments in Securities (Cost: $165,263,955)		238,425,975
Other Assets & Liabilities, Net		(154,239)
Net Assets		238,271,736

At December 31, 2021, securities and/or cash totaling $332,056 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	14	03/2022	USD	3,330,950	89,241	—
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	1,796,325	25,450,344	(24,198,620)	(62)	3,047,987	(118)	1,787	3,048,597
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	24,511,461	—	—	24,511,461
Consumer Discretionary	28,797,535	—	—	28,797,535
Consumer Staples	14,406,814	—	—	14,406,814
Energy	5,380,248	—	—	5,380,248
Financials	24,241,811	—	—	24,241,811
Health Care	32,284,829	—	—	32,284,829
Industrials	18,705,130	—	—	18,705,130
Information Technology	69,635,290	—	—	69,635,290
Materials	5,165,932	—	—	5,165,932
Real Estate	7,253,363	—	—	7,253,363
Utilities	4,995,575	—	—	4,995,575
Total Common Stocks	235,377,988	—	—	235,377,988
Money Market Funds	3,047,987	—	—	3,047,987
Total Investments in Securities	238,425,975	—	—	238,425,975
Investments in Derivatives
Asset
Futures Contracts	89,241	—	—	89,241
Total	238,515,216	—	—	238,515,216
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $162,215,906)	$235,377,988
Affiliated issuers (cost $3,048,049)	3,047,987
Receivable for:
Dividends	140,264
Expense reimbursement due from Investment Manager	222
Prepaid expenses	7,893
Total assets	238,574,354
Liabilities
Payable for:
Capital shares purchased	208,454
Variation margin for futures contracts	9,625
Management services fees	2,619
Compensation of board members	59,168
Compensation of chief compliance officer	42
Other expenses	22,710
Total liabilities	302,618
Net assets applicable to outstanding capital stock	$238,271,736
Represented by
Trust capital	$238,271,736
Total - representing net assets applicable to outstanding capital stock	$238,271,736
Shares outstanding	6,312,461
Net asset value per share	37.75
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	13

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$3,657,536
Dividends — affiliated issuers	1,787
Total income	3,659,323
Expenses:
Management services fees	889,691
Compensation of board members	27,222
Custodian fees	11,644
Printing and postage fees	12,835
Audit fees	29,500
Legal fees	12,036
Compensation of chief compliance officer	39
Other	9,068
Total expenses	992,035
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(101,345)
Total net expenses	890,690
Net investment income	2,768,633
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	35,277,465
Investments — affiliated issuers	(118)
Futures contracts	839,238
Net realized gain	36,116,585
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	24,339,506
Investments — affiliated issuers	(62)
Futures contracts	36,561
Net change in unrealized appreciation (depreciation)	24,376,005
Net realized and unrealized gain	60,492,590
Net increase in net assets resulting from operations	$63,261,223
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$2,768,633	$2,990,183
Net realized gain	36,116,585	10,230,730
Net change in unrealized appreciation (depreciation)	24,376,005	11,818,018
Net increase in net assets resulting from operations	63,261,223	25,038,931
Decrease in net assets from capital stock activity	(25,991,912)	(20,314,370)
Total increase in net assets	37,269,311	4,724,561
Net assets at beginning of year	201,002,425	196,277,864
Net assets at end of year	$238,271,736	$201,002,425

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	13,540	433,903	11,712	262,728
Redemptions	(792,952)	(26,425,815)	(848,126)	(20,577,098)
Total net decrease	(779,412)	(25,991,912)	(836,414)	(20,314,370)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per share data
Net asset value, beginning of period	$28.34	$24.76	$19.78	$20.45	$16.39
Income from investment operations:
Net investment income	0.41	0.40	0.38	0.36	0.38
Net realized and unrealized gain (loss)	9.00	3.18	4.60	(1.03)	3.68
Total from investment operations	9.41	3.58	4.98	(0.67)	4.06
Net asset value, end of period	$37.75	$28.34	$24.76	$19.78	$20.45
Total return	33.20%	14.46%	25.18%	(3.28)%	24.77%
Ratios to average net assets
Total gross expenses(a)	0.45%	0.45%	0.45%	0.44%	0.45%
Total net expenses(a),(b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.24%	1.63%	1.67%	1.67%	2.08%
Supplemental data
Portfolio turnover	56%	72%	66%	73%	66%
Net assets, end of period (in thousands)	$238,272	$201,002	$196,278	$178,338	$211,730

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B, issued by RiverSource Life Insurance Company (Participating Insurance Companies), and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	17

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
18	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	89,241*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	839,238

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	36,561
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,959,862

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
20	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund’s income and losses. The components of the Fund’s net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund did not pay any fees to the Transfer Agent during the reporting period.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) indefinitely, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.40% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $121,904,377 and $145,124,363, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
22	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
24	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
28	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
30	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2021

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Columbia Variable Portfolio – Core Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6347 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Select Large Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Large Cap Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 2008
Richard Taft
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	26.29	12.72	14.24
Class 2	05/03/10	25.98	12.45	13.95
Class 3	02/04/04	26.15	12.58	14.11
Russell 1000 Value Index		25.16	11.16	12.97
S&P 500 Index		28.71	18.47	16.55
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	97.9
Money Market Funds	1.7
Preferred Stocks	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	4.0
Consumer Discretionary	6.5
Consumer Staples	3.7
Energy	6.9
Financials	22.0
Health Care	14.4
Industrials	8.3
Information Technology	16.2
Materials	9.7
Utilities	8.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 92.83% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 25.98%. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned  25.16% for the same time period. During the same time, the broad equity market, as measured by the S&P 500 Index, returned 28.71%.
Market overview
U.S. equities accelerated to 70 record highs throughout the period, capping a third consecutive year of robust gains.  All 11 economic sectors, as measured by constituents of the S&P 500 Index, delivered double-digit gains for the year, led by energy’s return of more than 50%.
In a nutshell, the buoyant stock market was driven by strong earnings, liquidity effects from continued quantitative easing ($120 billion per month of bond purchases by the U.S. Federal Reserve) and expectations for government spending (two bills totaling nearly $3 trillion).  This stimulus likely resulted in nominal GDP well above 10%, which we think will prove to be the peak for the cycle.  History has shown that stocks are driven by earnings, and earnings in turn are driven not by real GDP, but nominal GDP.  It should be pointed out that the concomitant surge in inflation had only a minor impact on stocks, and neither the bond market nor the U.S. dollar seemed to reflect worries about profligate spending or a rising cost of living.  Equally noteworthy was the generally muted reaction to the Omicron variant of COVID-19 – except for a brief selloff in equity markets around Thanksgiving and day-to-day choppiness afterward, emergence of the hyper-contagious COVID variant seemed to have minimal effect on equity markets.
The Fund’s notable contributors during the period
•	Strong broad-based stock selection, especially in the information technology, financials and utilities sectors, was the key driver of outperformance during the quarter, more than offsetting weaker relative results in health care and materials.
•	An overweight to energy and an underweight to communication services helped relative results (sector exposures are a byproduct of the portfolio’s longstanding bottom-up investment process).
•	Two technology holdings were particularly strong contributors — data analytics provider Teradata and semiconductor equipment maker Applied Materials.
○	Shares of Teradata rose steadily through most of period as investors focused on the company’s new cloud-based business model.
○	Similarly, Applied Materials appreciated as investors saw growth in the company’s less-cyclical services component and also gained conviction in an increasingly positive overall business environment for semiconductors.
•	Major banks Wells Fargo and Bank of America, along with insurer American International Group (AIG), were standout performers among the Fund’s financials holdings. Each benefited in general from expectations for rising interest rates as well as company-specific factors.
○	Wells Fargo pleased investors with progress toward resolving longstanding regulatory issues as well as showing growth in its commercial and investment banking businesses.
○	Bank of America benefited from reserve releases, improvements in core operating metrics and loan growth, particularly in its card business.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
○	For insurer AIG, 2021 was marked by tangible results in a multi-year turnaround story, highlighted by a plan to divest the company’s life and retirement businesses as well as the announcement of a large stock repurchase plan.
•	Within utilities, Ohio-based FirstEnergy was the Fund’s top performer, reflecting growing investor confidence in the company’s ability to overcome regulatory hurdles related to prior management malfeasance. Investors also appreciated the sale of distribution assets for a huge multiple and avoiding costly financing.
The Fund’s notable detractors during the period
•	Security selection in health care and materials was a key detractor for the year.
•	Within health care, two of our holdings in the managed-care segment, Humana and Cigna, were significant detractors due to COVID-19-related cost uncertainties and potential political worries that overshadowed generally strong results.
•	Similarly, two holdings in the materials sector were key detractors: agricultural chemicals maker FMC and miner Barrick Gold.
○	Despite rebounding sharply near year-end, FMC suffered for most of the period from investor worries about cost headwinds and pricing amid the global supply-chain crunch.
○	Shares of Barrick Gold fell primarily as a result of the company missing production and cost forecasts during the period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,044.40	1,021.78	3.50	3.47	0.68
Class 2	1,000.00	1,000.00	1,043.00	1,020.52	4.79	4.74	0.93
Class 3	1,000.00	1,000.00	1,043.60	1,021.17	4.12	4.08	0.80
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 3.9%
Diversified Telecommunication Services 3.9%
Verizon Communications, Inc.	1,972,858	102,509,702
Total Communication Services		102,509,702
Consumer Discretionary 6.0%
Internet & Direct Marketing Retail 1.3%
Qurate Retail, Inc.	4,540,826	34,510,277
Specialty Retail 4.7%
Lowe’s Companies, Inc.	472,814	122,212,963
Total Consumer Discretionary		156,723,240
Consumer Staples 3.6%
Tobacco 3.6%
Philip Morris International, Inc.	996,032	94,623,040
Total Consumer Staples		94,623,040
Energy 6.9%
Energy Equipment & Services 1.0%
TechnipFMC PLC(a)	4,361,977	25,822,904
Oil, Gas & Consumable Fuels 5.9%
Chevron Corp.	323,987	38,019,874
Marathon Petroleum Corp.	800,574	51,228,730
Williams Companies, Inc. (The)	2,458,737	64,025,512
Total		153,274,116
Total Energy		179,097,020
Financials 21.7%
Banks 12.5%
Bank of America Corp.	2,153,145	95,793,421
Citigroup, Inc.	1,185,497	71,592,164
JPMorgan Chase & Co.	450,913	71,402,074
Wells Fargo & Co.	1,844,123	88,481,021
Total		327,268,680
Capital Markets 3.4%
Morgan Stanley	915,674	89,882,560
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 5.8%
American International Group, Inc.	1,369,188	77,852,030
MetLife, Inc.	1,162,121	72,620,941
Total		150,472,971
Total Financials		567,624,211
Health Care 14.2%
Health Care Equipment & Supplies 2.9%
Baxter International, Inc.	890,408	76,432,623
Health Care Providers & Services 8.8%
Centene Corp.(a)	1,144,959	94,344,621
Cigna Corp.	312,160	71,681,301
Humana, Inc.	136,200	63,177,732
Total		229,203,654
Pharmaceuticals 2.5%
Bristol-Myers Squibb Co.	1,052,515	65,624,310
Total Health Care		371,260,587
Industrials 8.2%
Aerospace & Defense 2.9%
Raytheon Technologies Corp.	865,482	74,483,381
Airlines 0.5%
Southwest Airlines Co.(a)	310,904	13,319,127
Machinery 1.5%
Caterpillar, Inc.	193,161	39,934,105
Road & Rail 3.3%
CSX Corp.	1,263,688	47,514,669
Union Pacific Corp.	153,926	38,778,577
Total		86,293,246
Total Industrials		214,029,859
Information Technology 16.0%
Communications Equipment 4.5%
Cisco Systems, Inc.	1,835,317	116,304,039
Electronic Equipment, Instruments & Components 3.4%
Corning, Inc.	2,391,748	89,044,778
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.0%
Applied Materials, Inc.	494,216	77,769,830
QUALCOMM, Inc.	438,498	80,188,129
Total		157,957,959
Software 2.1%
Teradata Corp.(a)	1,305,598	55,448,747
Total Information Technology		418,755,523
Materials 9.5%
Chemicals 3.9%
FMC Corp.	925,434	101,695,942
Metals & Mining 5.6%
Barrick Gold Corp.	3,750,256	71,254,864
Freeport-McMoRan, Inc.	1,838,205	76,708,295
Total		147,963,159
Total Materials		249,659,101
Utilities 8.2%
Electric Utilities 6.1%
FirstEnergy Corp.	2,600,436	108,152,133
PG&E Corp.(a)	4,150,125	50,382,518
Total		158,534,651
Independent Power and Renewable Electricity Producers 2.1%
AES Corp. (The)	2,293,912	55,742,061
Total Utilities		214,276,712
Total Common Stocks (Cost $1,847,949,145)		2,568,558,995
Preferred Stocks 0.4%
Issuer		Shares	Value ($)
Consumer Discretionary 0.4%
Internet & Direct Marketing Retail 0.4%
Qurate Retail, Inc.	8.000%	106,961	11,040,515
Total Consumer Discretionary			11,040,515
Total Preferred Stocks (Cost $17,758,732)			11,040,515

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	45,117,004	45,107,980
Total Money Market Funds (Cost $45,109,710)		45,107,980
Total Investments in Securities (Cost: $1,910,817,587)		2,624,707,490
Other Assets & Liabilities, Net		(9,458,093)
Net Assets		2,615,249,397

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	24,910,450	494,920,149	(474,720,889)	(1,730)	45,107,980	(1,677)	40,543	45,117,004
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	102,509,702	—	—	102,509,702
Consumer Discretionary	156,723,240	—	—	156,723,240
Consumer Staples	94,623,040	—	—	94,623,040
Energy	179,097,020	—	—	179,097,020
Financials	567,624,211	—	—	567,624,211
Health Care	371,260,587	—	—	371,260,587
Industrials	214,029,859	—	—	214,029,859
Information Technology	418,755,523	—	—	418,755,523
Materials	249,659,101	—	—	249,659,101
Utilities	214,276,712	—	—	214,276,712
Total Common Stocks	2,568,558,995	—	—	2,568,558,995
Preferred Stocks
Consumer Discretionary	11,040,515	—	—	11,040,515
Total Preferred Stocks	11,040,515	—	—	11,040,515
Money Market Funds	45,107,980	—	—	45,107,980
Total Investments in Securities	2,624,707,490	—	—	2,624,707,490
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,865,707,877)	$2,579,599,510
Affiliated issuers (cost $45,109,710)	45,107,980
Receivable for:
Capital shares sold	23,395
Dividends	2,086,129
Prepaid expenses	22,310
Total assets	2,626,839,324
Liabilities
Payable for:
Investments purchased	6,935,437
Capital shares purchased	4,454,347
Management services fees	47,673
Distribution and/or service fees	768
Service fees	23,255
Compensation of board members	102,488
Compensation of chief compliance officer	478
Other expenses	25,481
Total liabilities	11,589,927
Net assets applicable to outstanding capital stock	$2,615,249,397
Represented by
Trust capital	$2,615,249,397
Total - representing net assets applicable to outstanding capital stock	$2,615,249,397
Class 1
Net assets	$2,461,727,189
Shares outstanding	65,792,935
Net asset value per share	$37.42
Class 2
Net assets	$70,688,986
Shares outstanding	1,943,581
Net asset value per share	$36.37
Class 3
Net assets	$82,833,222
Shares outstanding	2,247,402
Net asset value per share	$36.86
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	11

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$58,103,094
Dividends — affiliated issuers	40,543
Interfund lending	255
Non-cash dividends - unaffiliated issuers	13,058,402
Foreign taxes withheld	(201,356)
Total income	71,000,938
Expenses:
Management services fees	16,876,386
Distribution and/or service fees
Class 2	133,856
Class 3	91,730
Service fees	130,710
Compensation of board members	61,364
Custodian fees	14,366
Printing and postage fees	13,920
Audit fees	30,280
Legal fees	33,479
Compensation of chief compliance officer	489
Other	30,143
Total expenses	17,416,723
Net investment income	53,584,215
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	180,146,851
Investments — affiliated issuers	(1,677)
Net realized gain	180,145,174
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	333,858,671
Investments — affiliated issuers	(1,730)
Net change in unrealized appreciation (depreciation)	333,856,941
Net realized and unrealized gain	514,002,115
Net increase in net assets resulting from operations	$567,586,330
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$53,584,215	$41,555,370
Net realized gain	180,145,174	77,974,656
Net change in unrealized appreciation (depreciation)	333,856,941	13,720,146
Net increase in net assets resulting from operations	567,586,330	133,250,172
Increase in net assets from capital stock activity	46,923,953	535,888,605
Total increase in net assets	614,510,283	669,138,777
Net assets at beginning of year	2,000,739,114	1,331,600,337
Net assets at end of year	$2,615,249,397	$2,000,739,114

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	14,676,863	471,764,199	30,035,699	807,449,628
Redemptions	(13,484,829)	(466,074,224)	(10,319,758)	(264,310,442)
Net increase	1,192,034	5,689,975	19,715,941	543,139,186
Class 2
Subscriptions	851,603	29,232,738	147,439	3,614,311
Redemptions	(86,334)	(2,917,352)	(183,270)	(4,360,325)
Net increase (decrease)	765,269	26,315,386	(35,831)	(746,014)
Class 3
Subscriptions	552,863	18,697,162	190,749	4,916,385
Redemptions	(109,634)	(3,778,570)	(471,351)	(11,420,952)
Net increase (decrease)	443,229	14,918,592	(280,602)	(6,504,567)
Total net increase	2,400,532	46,923,953	19,399,508	535,888,605
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$29.63	0.74	7.05	7.79
Year Ended 12/31/2020	$27.67	0.64	1.32	1.96
Year Ended 12/31/2019	$21.83	0.43	5.41	5.84
Year Ended 12/31/2018	$24.87	0.40	(3.44)	(3.04)
Year Ended 12/31/2017	$20.56	0.30	4.01	4.31
Class 2
Year Ended 12/31/2021	$28.87	0.66	6.84	7.50
Year Ended 12/31/2020	$27.03	0.56	1.28	1.84
Year Ended 12/31/2019	$21.38	0.36	5.29	5.65
Year Ended 12/31/2018	$24.42	0.33	(3.37)	(3.04)
Year Ended 12/31/2017	$20.23	0.24	3.95	4.19
Class 3
Year Ended 12/31/2021	$29.22	0.71	6.93	7.64
Year Ended 12/31/2020	$27.32	0.59	1.31	1.90
Year Ended 12/31/2019	$21.59	0.39	5.34	5.73
Year Ended 12/31/2018	$24.62	0.36	(3.39)	(3.03)
Year Ended 12/31/2017	$20.38	0.27	3.97	4.24

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$37.42	26.29%	0.68%	0.68%	2.12%	21%	$2,461,727
Year Ended 12/31/2020	$29.63	7.08%	0.71%(c)	0.71%(c)	2.59%	29%	$1,913,998
Year Ended 12/31/2019	$27.67	26.75%	0.73%(c)	0.73%(c)	1.73%	11%	$1,241,829
Year Ended 12/31/2018	$21.83	(12.22%)	0.73%	0.73%	1.60%	16%	$1,102,434
Year Ended 12/31/2017	$24.87	20.96%	0.76%	0.75%	1.35%	8%	$1,322,918
Class 2
Year Ended 12/31/2021	$36.37	25.98%	0.93%	0.93%	1.93%	21%	$70,689
Year Ended 12/31/2020	$28.87	6.81%	0.96%(c)	0.96%(c)	2.32%	29%	$34,020
Year Ended 12/31/2019	$27.03	26.43%	0.98%(c)	0.98%(c)	1.48%	11%	$32,815
Year Ended 12/31/2018	$21.38	(12.45%)	0.98%	0.98%	1.36%	16%	$24,610
Year Ended 12/31/2017	$24.42	20.71%	1.01%	1.00%	1.10%	8%	$22,501
Class 3
Year Ended 12/31/2021	$36.86	26.15%	0.80%	0.80%	2.04%	21%	$82,833
Year Ended 12/31/2020	$29.22	6.95%	0.83%(c)	0.83%(c)	2.40%	29%	$52,721
Year Ended 12/31/2019	$27.32	26.54%	0.86%(c)	0.86%(c)	1.61%	11%	$56,957
Year Ended 12/31/2018	$21.59	(12.31%)	0.85%	0.85%	1.48%	16%	$48,804
Year Ended 12/31/2017	$24.62	20.81%	0.89%	0.88%	1.22%	8%	$56,053
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	15

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	17

Notes to Financial Statements  (continued)
December 31, 2021
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.67% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
18	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended December 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
78,651,380	29,104,492	11,480,626
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.72%
Class 2	0.97
Class 3	0.845
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $598,316,257 and $502,999,357, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,166,667	0.70	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged
20	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 98.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Large Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	23

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
24	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
26	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
28	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2021	29

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Columbia Variable Portfolio – Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6472 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Mid Cap Growth Fund
(to be renamed Columbia Variable Portfolio - Select Mid Cap Growth Fund, effective May 1, 2022)
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Mid Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Mid Cap Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with growth of capital.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since April 2021
Erika Maschmeyer, CFA
Co-Portfolio Manager
Managed Fund since 2018
John Emerson, CFA
Co-Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	16.57	20.11	15.53
Class 2	05/03/10	16.27	19.81	15.25
Class 3	05/01/01	16.41	19.95	15.39
Russell Midcap Growth Index		12.73	19.83	16.63
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	96.8
Money Market Funds	3.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	5.6
Consumer Discretionary	18.1
Energy	1.7
Financials	2.4
Health Care	22.4
Industrials	13.5
Information Technology	34.3
Materials	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 31.49% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 16.27%. The Fund outperformed its benchmark, the Russell Midcap Growth Index, which returned 12.73% for the same time period.
Market overview
U.S. equities performed very well in 2021, with most aspects of the macroeconomic environment providing a tailwind for risk assets. Although COVID-19 remained persistent due to the emergence of new variants throughout the year, the rollout of multiple vaccines enabled a gradual restoration of normal business conditions. Economic growth surged as a result, leading to favorable comparisons versus the depressed levels of 2020. Corporate earnings rose in kind, with results tracking ahead of expectations in each of the year’s four quarters. Monetary and fiscal policy was also highly supportive, fueling a steady appetite for risk among investors.
Despite these positive developments, mid-cap growth stocks trailed most other segments of the U.S. equity market in 2021. After performing reasonably well through mid-November, the asset class experienced considerable underperformance in the final six weeks of the year. The indication by the U.S. Federal Reserve (Fed) of its intent to begin raising short-term interest rates in 2022 appeared to be the primary cause for the downturn in this time. The prospect of higher rates is typically a headwind for mid-sized growth stocks since it reduces the value of their expected future earnings when measured in current dollars.
The resulting sell-off represented one of the largest pullbacks in secular growth companies that we have witnessed in many years. Believing this created some very attractive long-term opportunities, we remained on a sharp lookout for stocks that have been unjustifiably beaten down by larger trends. As always, we stayed focused on investing in growing companies with outstanding business models and competitive advantages that should strengthen over time.
The Fund’s broader investment strategy was an important reason for its outperformance in 2021. Lower quality companies, particularly those without current profits, lagged considerably during the downturn late in the year. On the other hand, the types of higher quality, profitable growers we seek held up much better than the overall small- and mid-cap category. We believe this helps illustrate the merits of emphasizing bottom-up company research rather than trying to predict macroeconomic developments such as inflation or the direction of Fed policy.
The Fund’s notable contributors during the period
•	Our process generated the best relative performance in the financials sector, led by Upstart Holdings. The company operates an artificial intelligence (AI)-based lending platform primarily serving the personal and auto loan market. The shares jumped as the company grew more quickly than expected since its December 2020 initial public offering. We sold the stock on the basis of valuation prior to its downturn late in the year.
•	Information technology was another area of strength for the Fund in the annual period.
○	Epam Systems, an IT Services provider specializing in helping companies digitally transform their businesses, was a top contributor in the sector. Its growth accelerated during in 2020 as companies shifted their focus online during the pandemic, and the company continued to grow in 2021 even as business conditions normalized.
○	Trade Desk operates a self-service cloud-based platform that facilitates the creation, management, and optimization of data-driven digital advertising campaigns. We believe that the platform is innovative and easy to use, making it a compelling option for ad buyers and, once adopted, it has high switching costs that creates stable, profitable revenue streams.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
○	Zscaler, which helps protect companies from malicious hacking attempts using cloud-based technologies, was another top performer. The company’s products provide security that is both more effective and less costly than traditional firewalls, which contributed to its sales growth.
•	Our stock picks in communication services also outperformed the corresponding benchmark components by a healthy margin. Roblox, which operates an online gaming platform, was a prominent contributor. The company has developed a multi-sided network that makes it easier for developers to create new games and for young people to interact with both those games and each other. The resulting network effects have allowed Roblox to generate impressive growth, boosting its shares.
The Fund’s notable detractors during the period
•	Although the Fund’s holdings in health care posted a gain in absolute terms, weakness in a few select positions caused us to underperform in the sector.
○	Shares of Amedisys, a home health care and hospice service provider, declined as the firm saw incrementally lower average length of patient stays. The downturn occurred despite positive trends in Amedisys’ core business segments and the broader backdrop of the aging U.S. population.
○	Sarepta Therapeutics is a biotechnology company that suffered a failed clinical trial for a key drug. We closed the position in the stock, as its path to long-term profitability became much less clear.
•	Our stock picks in consumer discretionary also experienced some modest underperformance, with two positions standing out as detractors.
○	Chegg, a provider of online education-related content and support, was the largest detractor in the consumer discretionary sector and the Fund as a whole. Its growth rate moderated more than we expected following its pandemic-assisted gains in 2020. Still, we believe the company continues to offer the world’s leading online learning platform.
○	Vroom, an e-commerce platform for buying and selling new and used cars, also hurt relative performance in consumer discretionary. Vroom has a leading market position in this small but fast-growing area, but its stock lagged due in part to its announcement that it was increasing its investment in infrastructure.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,031.70	1,020.97	4.30	4.28	0.84
Class 2	1,000.00	1,000.00	1,030.60	1,019.71	5.58	5.55	1.09
Class 3	1,000.00	1,000.00	1,031.10	1,020.37	4.91	4.89	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.8%
Issuer	Shares	Value ($)
Communication Services 5.4%
Entertainment 5.4%
Roblox Corp., Class A(a)	176,321	18,189,274
Take-Two Interactive Software, Inc.(a)	60,083	10,677,951
Zynga, Inc., Class A(a)	663,735	4,247,904
Total		33,115,129
Total Communication Services		33,115,129
Consumer Discretionary 17.5%
Diversified Consumer Services 3.5%
Bright Horizons Family Solutions, Inc.(a)	111,173	13,994,457
Chegg, Inc.(a)	244,580	7,508,606
Total		21,503,063
Hotels, Restaurants & Leisure 7.3%
Chipotle Mexican Grill, Inc.(a)	9,465	16,547,186
Churchill Downs, Inc.	40,368	9,724,651
Planet Fitness, Inc., Class A(a)	200,239	18,137,649
Total		44,409,486
Internet & Direct Marketing Retail 2.0%
Etsy, Inc.(a)	56,873	12,451,775
Specialty Retail 4.7%
Five Below, Inc.(a)	97,697	20,212,533
Williams-Sonoma, Inc.	48,056	8,127,711
Total		28,340,244
Total Consumer Discretionary		106,704,568
Energy 1.7%
Oil, Gas & Consumable Fuels 1.7%
Devon Energy Corp.	123,825	5,454,491
Pioneer Natural Resources Co.	26,100	4,747,068
Total		10,201,559
Total Energy		10,201,559
Financials 2.3%
Banks 1.0%
Western Alliance Bancorp	54,235	5,838,398
Capital Markets 1.3%
Ares Management Corp., Class A	101,331	8,235,170
Total Financials		14,073,568
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 21.7%
Biotechnology 4.4%
Argenx SE, ADR(a)	24,265	8,497,360
Exact Sciences Corp.(a)	94,971	7,391,593
Horizon Therapeutics PLC(a)	98,817	10,648,520
Total		26,537,473
Health Care Equipment & Supplies 3.8%
Align Technology, Inc.(a)	24,055	15,808,465
Masimo Corp.(a)	25,545	7,479,065
Total		23,287,530
Health Care Providers & Services 2.2%
Amedisys, Inc.(a)	83,242	13,475,215
Health Care Technology 0.8%
Doximity, Inc., Class A(a)	90,581	4,540,826
Life Sciences Tools & Services 10.5%
10X Genomics, Inc., Class A(a)	79,265	11,807,314
Bio-Rad Laboratories, Inc., Class A(a)	10,043	7,588,190
Bio-Techne Corp.	25,654	13,271,840
IQVIA Holdings, Inc.(a)	50,044	14,119,414
Repligen Corp.(a)	65,366	17,311,532
Total		64,098,290
Total Health Care		131,939,334
Industrials 13.1%
Commercial Services & Supplies 2.0%
Cintas Corp.	27,465	12,171,664
Electrical Equipment 3.0%
AMETEK, Inc.	69,398	10,204,282
Generac Holdings, Inc.(a)	22,829	8,033,982
Total		18,238,264
Machinery 5.8%
IDEX Corp.	39,150	9,251,928
Ingersoll Rand, Inc.	174,759	10,812,339
Kornit Digital Ltd.(a)	44,102	6,714,530
Toro Co. (The)	83,820	8,374,456
Total		35,153,253
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 2.3%
CoStar Group, Inc.(a)	176,361	13,937,810
Total Industrials		79,500,991
Information Technology 33.2%
Electronic Equipment, Instruments & Components 4.5%
Amphenol Corp., Class A	132,339	11,574,369
CDW Corp.	78,346	16,043,694
Total		27,618,063
IT Services 6.2%
EPAM Systems, Inc.(a)	14,931	9,980,627
MongoDB, Inc.(a)	19,950	10,560,532
VeriSign, Inc.(a)	67,773	17,202,143
Total		37,743,302
Semiconductors & Semiconductor Equipment 3.2%
Enphase Energy, Inc.(a)	26,769	4,897,121
Teradyne, Inc.	90,802	14,848,851
Total		19,745,972
Software 19.3%
ANSYS, Inc.(a)	23,792	9,543,447
Bill.com Holdings, Inc.(a)	23,571	5,872,715
Blackline, Inc.(a)	59,117	6,120,974
Cadence Design Systems, Inc.(a)	79,946	14,897,937
Crowdstrike Holdings, Inc., Class A(a)	66,119	13,537,865
Common Stocks (continued)
Issuer	Shares	Value ($)
DocuSign, Inc.(a)	49,209	7,495,023
Elastic NV(a)	39,182	4,822,912
HubSpot, Inc.(a)	13,558	8,936,756
ServiceNow, Inc.(a)	14,405	9,350,429
Trade Desk, Inc. (The), Class A(a)	266,128	24,387,970
Zscaler, Inc.(a)	38,196	12,273,521
Total		117,239,549
Total Information Technology		202,346,886
Materials 1.9%
Chemicals 1.9%
Albemarle Corp.	50,638	11,837,645
Total Materials		11,837,645
Total Common Stocks (Cost $461,557,324)		589,719,680

Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	19,796,575	19,792,615
Total Money Market Funds (Cost $19,792,615)		19,792,615
Total Investments in Securities (Cost: $481,349,939)		609,512,295
Other Assets & Liabilities, Net		(429,847)
Net Assets		609,082,448

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	3,620,107	245,826,849	(229,654,341)	—	19,792,615	(460)	7,893	19,796,575
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	33,115,129	—	—	33,115,129
Consumer Discretionary	106,704,568	—	—	106,704,568
Energy	10,201,559	—	—	10,201,559
Financials	14,073,568	—	—	14,073,568
Health Care	131,939,334	—	—	131,939,334
Industrials	79,500,991	—	—	79,500,991
Information Technology	202,346,886	—	—	202,346,886
Materials	11,837,645	—	—	11,837,645
Total Common Stocks	589,719,680	—	—	589,719,680
Money Market Funds	19,792,615	—	—	19,792,615
Total Investments in Securities	609,512,295	—	—	609,512,295
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $461,557,324)	$589,719,680
Affiliated issuers (cost $19,792,615)	19,792,615
Receivable for:
Capital shares sold	3,746
Dividends	88,544
Expense reimbursement due from Investment Manager	408
Prepaid expenses	10,755
Total assets	609,615,748
Liabilities
Payable for:
Capital shares purchased	342,702
Management services fees	13,590
Distribution and/or service fees	1,525
Service fees	22,247
Compensation of board members	130,584
Compensation of chief compliance officer	114
Other expenses	22,538
Total liabilities	533,300
Net assets applicable to outstanding capital stock	$609,082,448
Represented by
Trust capital	$609,082,448
Total - representing net assets applicable to outstanding capital stock	$609,082,448
Class 1
Net assets	$215,521,490
Shares outstanding	4,112,131
Net asset value per share	$52.41
Class 2
Net assets	$49,778,494
Shares outstanding	977,102
Net asset value per share	$50.95
Class 3
Net assets	$343,782,464
Shares outstanding	6,655,625
Net asset value per share	$51.65
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	11

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$1,700,825
Dividends — affiliated issuers	7,893
Interfund lending	94
Total income	1,708,812
Expenses:
Management services fees	4,975,043
Distribution and/or service fees
Class 2	115,421
Class 3	430,708
Service fees	243,545
Compensation of board members	46,063
Custodian fees	8,128
Printing and postage fees	30,575
Audit fees	29,500
Legal fees	15,559
Compensation of chief compliance officer	115
Other	26,547
Total expenses	5,921,204
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(356,331)
Total net expenses	5,564,873
Net investment loss	(3,856,061)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	132,463,251
Investments — affiliated issuers	(460)
Net realized gain	132,462,791
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(34,316,298)
Net change in unrealized appreciation (depreciation)	(34,316,298)
Net realized and unrealized gain	98,146,493
Net increase in net assets resulting from operations	$94,290,432
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment loss	$(3,856,061)	$(2,125,289)
Net realized gain	132,462,791	97,157,618
Net change in unrealized appreciation (depreciation)	(34,316,298)	71,893,227
Net increase in net assets resulting from operations	94,290,432	166,925,556
Decrease in net assets from capital stock activity	(99,809,027)	(81,136,540)
Total increase (decrease) in net assets	(5,518,595)	85,789,016
Net assets at beginning of year	614,601,043	528,812,027
Net assets at end of year	$609,082,448	$614,601,043

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	59,863	3,034,482	59,932	1,899,968
Redemptions	(1,402,981)	(68,652,519)	(1,576,110)	(58,120,810)
Net decrease	(1,343,118)	(65,618,037)	(1,516,178)	(56,220,842)
Class 2
Subscriptions	191,146	9,305,333	156,164	5,690,315
Redemptions	(144,156)	(6,877,414)	(94,507)	(3,238,612)
Net increase	46,990	2,427,919	61,657	2,451,703
Class 3
Subscriptions	15,003	734,550	67,362	2,410,701
Redemptions	(764,385)	(37,353,459)	(867,742)	(29,778,102)
Net decrease	(749,382)	(36,618,909)	(800,380)	(27,367,401)
Total net decrease	(2,045,510)	(99,809,027)	(2,254,901)	(81,136,540)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$44.96	(0.27)	7.72	7.45
Year Ended 12/31/2020	$33.20	(0.11)	11.87	11.76
Year Ended 12/31/2019	$24.56	0.02	8.62	8.64
Year Ended 12/31/2018	$25.79	0.03	(1.26)	(1.23)
Year Ended 12/31/2017	$20.97	0.03	4.79	4.82
Class 2
Year Ended 12/31/2021	$43.82	(0.38)	7.51	7.13
Year Ended 12/31/2020	$32.44	(0.20)	11.58	11.38
Year Ended 12/31/2019	$24.06	(0.06)	8.44	8.38
Year Ended 12/31/2018	$25.32	(0.03)	(1.23)	(1.26)
Year Ended 12/31/2017	$20.64	(0.03)	4.71	4.68
Class 3
Year Ended 12/31/2021	$44.37	(0.33)	7.61	7.28
Year Ended 12/31/2020	$32.80	(0.16)	11.73	11.57
Year Ended 12/31/2019	$24.30	(0.02)	8.52	8.50
Year Ended 12/31/2018	$25.54	(0.00)(d)	(1.24)	(1.24)
Year Ended 12/31/2017	$20.80	0.00(d)	4.74	4.74

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$52.41	16.57%	0.88%	0.82%	(0.54%)	75%	$215,521
Year Ended 12/31/2020	$44.96	35.42%	0.88%(c)	0.77%(c)	(0.32%)	84%	$245,292
Year Ended 12/31/2019	$33.20	35.18%	0.88%	0.73%	0.06%	70%	$231,471
Year Ended 12/31/2018	$24.56	(4.77%)	0.89%	0.74%	0.12%	150%	$183,546
Year Ended 12/31/2017	$25.79	22.98%	0.91%	0.74%	0.14%	115%	$198,617
Class 2
Year Ended 12/31/2021	$50.95	16.27%	1.13%	1.07%	(0.79%)	75%	$49,778
Year Ended 12/31/2020	$43.82	35.08%	1.13%(c)	1.02%(c)	(0.58%)	84%	$40,754
Year Ended 12/31/2019	$32.44	34.83%	1.13%	0.98%	(0.19%)	70%	$28,169
Year Ended 12/31/2018	$24.06	(4.98%)	1.14%	0.99%	(0.12%)	150%	$19,966
Year Ended 12/31/2017	$25.32	22.68%	1.16%	0.99%	(0.11%)	115%	$18,148
Class 3
Year Ended 12/31/2021	$51.65	16.41%	1.00%	0.94%	(0.66%)	75%	$343,782
Year Ended 12/31/2020	$44.37	35.28%	1.01%(c)	0.90%(c)	(0.45%)	84%	$328,556
Year Ended 12/31/2019	$32.80	34.98%	1.01%	0.85%	(0.07%)	70%	$269,172
Year Ended 12/31/2018	$24.30	(4.86%)	1.01%	0.86%	(0.01%)	150%	$227,630
Year Ended 12/31/2017	$25.54	22.79%	1.03%	0.86%	0.01%	115%	$268,941
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	15

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Mid Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	17

Notes to Financial Statements  (continued)
December 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.81% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Affiliates) may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates provide services to the Investment Manager pursuant to personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. Pursuant to such arrangements, employees of Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, may provide such services to the Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Funds’ compliance policies and procedures.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
18	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap May 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021	Contractual expense cap prior to May 1, 2021
Class 1	0.84%	0.79%	0.79%
Class 2	1.09	1.04	1.04
Class 3	0.965	0.915	0.915
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $451,388,456 and $571,497,573, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	816,667	0.67	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
20	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 96.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Mid Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	23

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
24	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
26	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
28	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2021	29

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Columbia Variable Portfolio – Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6651 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Large Cap Index Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Large Cap Index Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Large Cap Index Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since 2020
Christopher Rowe
Portfolio Manager
Managed Fund since 2020
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	04/25/11	28.39	18.13	16.19
Class 2	04/25/11	28.07	17.84	15.90
Class 3	05/01/00	28.22	17.98	16.05
S&P 500 Index		28.71	18.47	16.55
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any. Class 2 share performance is shown in the chart because Class 2 shares have at least ten years of performance and Class 2 shares are the most common share class offered to qualifying participants.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	10.1
Consumer Discretionary	12.5
Consumer Staples	5.9
Energy	2.7
Financials	10.7
Health Care	13.3
Industrials	7.8
Information Technology	29.2
Materials	2.5
Real Estate	2.8
Utilities	2.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 49.68% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 28.07%. The Fund slightly underperformed its benchmark, the unmanaged S&P 500 Index, which returned 28.71% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
COVID-19 vaccinations allowed for greater economic reopening during the annual period, which, in turn, led to the U.S. equity market, as measured by the S&P 500 Index, closing 2021 near its all-time high and marking its third consecutive year of double-digit gains. Still, there was volatility.
Despite concerns about rising inflation and trading anomalies in certain heavily shorted stocks, U.S. equities produced a healthy gain in the first months of 2021, supported by investor confidence the U.S. Federal Reserve (Fed) would maintain its highly accommodative monetary policy for an extended period. Also, the rollout of multiple COVID-19 vaccines and the passage of a fiscal stimulus package provided much-welcomed boosts to the economic outlook. Stocks were then well supported during the second calendar quarter by the combination of strong economic growth, the gradual rollback of the COVID-19 lockdowns and robust corporate earnings. Although concerns about rising inflation led to a brief stretch of volatility mid-way through the quarter, the Fed reassured the markets that monetary policy would remain accommodative for an extended period. As a result, most major U.S. equity indices finished June 2021 at or near their then-all-time highs.
U.S. equities posted mixed results in the third quarter, reflecting an increasingly challenging environment. The market performed reasonably well in July and August, during which the prospects of improving economic growth and rising corporate profits outweighed concerns about the COVID-19 Delta variant. The backdrop became less favorable in September, however, fueling a downturn that erased almost all of the advance of the prior two months. The markets had to contend with several new risk factors, including a persistent increase in inflation, worsening supply-chain bottlenecks and instability in China’s property market. In addition, the Fed indicated it was likely to announce a tapering of its quantitative easing program before year end.
In the fourth quarter, U.S. equities displayed remarkable resilience despite potential headwinds. Investors had to contend with the emergence of the COVID-19 Omicron variant, which was contagious enough to raise concerns that a new wave of lockdowns could be necessary. The markets also faced a major shift in Fed policy. Whereas the Fed had previously viewed rising inflation as “transitory,” continued price pressures caused the central bank to announce the tapering of its stimulative quantitative easing program. In addition, it began to prepare the financial markets for the likelihood of multiple interest rate increases in 2022. The failure of the Build Back Better bill removed a source of anticipated fiscal stimulus. Nevertheless, the S&P 500 Index finished the calendar year with a solid gain on the strength of robust investment inflows and the lack of compelling total return potential in bonds.
For the annual period overall, all capitalization segments within the U.S. equity market posted double-digit positive returns, led by large-cap stocks, followed closely by mid-cap stocks and then small-cap stocks. From a style perspective, growth-oriented stocks modestly outpaced value-oriented stocks within the large-cap segment of the U.S. equity market. However, value-oriented stocks significantly outperformed growth-oriented stocks within the mid-cap and small-cap segments of the U.S. equity market.
The Fund’s notable contributors during the period
•	All 11 sectors of the S&P 500 Index posted positive double-digit gains during the 12 months ended December 31, 2021.
•	In terms of total return, energy, real estate and financials were the best relative performers.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	On the basis of impact, which takes weightings and total returns into account, information technology, financials and health care contributed most to the S&P 500 Index returns.
•	The top performing industries for the annual period were real estate management & development; construction & engineering; oil, gas & consumable fuels; distributors; and automobiles.
•	The top individual contributors within the S&P 500 Index were software behemoth Microsoft Corp., information technology hardware giant Apple Inc., three-dimensional graphics processors and related software developer NVIDIA Corp., and Google parent company Alphabet Inc., Classes A and C.
•	Information technology remained the largest sector by weighting in the S&P 500 Index as of December 31, 2021, with a weighting of 29.17%.
•	As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
The Fund’s notable detractors during the period
•	Utilities, consumer staples and industrials were the weakest sectors from a total return perspective.
•	On the basis of impact, utilities, materials and real estate contributed the least to the S&P 500 Index return.
•	The worst performing industries for the annual period were wireless telecommunication services; diversified telecommunication services; entertainment; airlines; and media.
•	Top individual detractors from the S&P 500 Index were diversified media and entertainment company The Walt Disney Co., online payment firm PayPal Holdings Inc., clinical stage biotechnology company Moderna Inc., electronic transaction processing and information systems provider Global Payments Inc. and interactive entertainment software developer and distributor Activision Blizzard Inc.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,115.40	1,023.95	1.33	1.28	0.25
Class 2	1,000.00	1,000.00	1,113.90	1,022.68	2.66	2.55	0.50
Class 3	1,000.00	1,000.00	1,114.70	1,023.29	2.03	1.94	0.38
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 10.1%
Diversified Telecommunication Services 1.0%
AT&T, Inc.	323,888	7,967,645
Lumen Technologies, Inc.	41,796	524,540
Verizon Communications, Inc.	187,782	9,757,152
Total		18,249,337
Entertainment 1.7%
Activision Blizzard, Inc.	35,327	2,350,305
Electronic Arts, Inc.	12,827	1,691,881
Live Nation Entertainment, Inc.(a)	6,127	733,341
Netflix, Inc.(a)	20,091	12,103,622
Take-Two Interactive Software, Inc.(a)	5,230	929,476
Walt Disney Co. (The)(a)	82,418	12,765,724
Total		30,574,349
Interactive Media & Services 6.2%
Alphabet, Inc., Class A(a)	13,644	39,527,214
Alphabet, Inc., Class C(a)	12,682	36,696,508
Match Group, Inc.(a)	12,840	1,698,090
Meta Platforms, Inc., Class A(a)	107,325	36,098,764
Twitter, Inc.(a)	36,267	1,567,460
Total		115,588,036
Media 1.0%
Charter Communications, Inc., Class A(a)	5,611	3,658,204
Comcast Corp., Class A	206,801	10,408,294
Discovery, Inc., Class A(a)	7,675	180,670
Discovery, Inc., Class C(a)	13,776	315,470
DISH Network Corp., Class A(a)	11,326	367,415
Fox Corp., Class A	14,530	536,157
Fox Corp., Class B	6,670	228,581
Interpublic Group of Companies, Inc. (The)	17,859	668,820
News Corp., Class A	17,827	397,720
News Corp., Class B	5,523	124,268
Omnicom Group, Inc.	9,641	706,396
ViacomCBS, Inc., Class B	27,518	830,493
Total		18,422,488
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.2%
T-Mobile USA, Inc.(a)	26,627	3,088,199
Total Communication Services		185,922,409
Consumer Discretionary 12.4%
Auto Components 0.1%
Aptiv PLC(a)	12,269	2,023,772
BorgWarner, Inc.	10,875	490,136
Total		2,513,908
Automobiles 2.5%
Ford Motor Co.	178,041	3,697,912
General Motors Co.(a)	65,851	3,860,844
Tesla Motors, Inc.(a)	36,895	38,989,898
Total		46,548,654
Distributors 0.2%
Genuine Parts Co.	6,460	905,692
LKQ Corp.	12,163	730,145
Pool Corp.	1,818	1,028,988
Total		2,664,825
Hotels, Restaurants & Leisure 1.9%
Booking Holdings, Inc.(a)	1,862	4,467,366
Caesars Entertainment, Inc.(a)	9,696	906,867
Carnival Corp.(a)	36,487	734,118
Chipotle Mexican Grill, Inc.(a)	1,276	2,230,767
Darden Restaurants, Inc.	5,887	886,818
Domino’s Pizza, Inc.	1,650	931,144
Expedia Group, Inc.(a)	6,622	1,196,728
Hilton Worldwide Holdings, Inc.(a)	12,642	1,972,026
Las Vegas Sands Corp.(a)	15,593	586,921
Marriott International, Inc., Class A(a)	12,408	2,050,298
McDonald’s Corp.	33,892	9,085,428
MGM Resorts International	17,654	792,312
Norwegian Cruise Line Holdings Ltd.(a)	16,783	348,079
Penn National Gaming, Inc.(a)	7,535	390,690
Royal Caribbean Cruises Ltd.(a)	10,170	782,073
Starbucks Corp.	53,520	6,260,234
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Wynn Resorts Ltd.(a)	4,774	405,981
Yum! Brands, Inc.	13,295	1,846,144
Total		35,873,994
Household Durables 0.4%
D.R. Horton, Inc.	14,784	1,603,325
Garmin Ltd.	6,891	938,347
Lennar Corp., Class A	12,330	1,432,253
Mohawk Industries, Inc.(a)	2,488	453,264
Newell Brands, Inc.	17,172	375,037
NVR, Inc.(a)	148	874,513
PulteGroup, Inc.	11,484	656,425
Whirlpool Corp.	2,755	646,488
Total		6,979,652
Internet & Direct Marketing Retail 3.7%
Amazon.com, Inc.(a)	19,782	65,959,914
eBay, Inc.	28,393	1,888,134
Etsy, Inc.(a)	5,750	1,258,905
Total		69,106,953
Leisure Products 0.0%
Hasbro, Inc.	5,881	598,568
Multiline Retail 0.5%
Dollar General Corp.	10,582	2,495,553
Dollar Tree, Inc.(a)	10,201	1,433,444
Target Corp.	22,136	5,123,156
Total		9,052,153
Specialty Retail 2.4%
Advance Auto Parts, Inc.	2,857	685,337
AutoZone, Inc.(a)	951	1,993,667
Bath & Body Works, Inc.	11,991	836,852
Best Buy Co., Inc.	10,040	1,020,064
CarMax, Inc.(a)	7,353	957,581
Gap, Inc. (The)	9,723	171,611
Home Depot, Inc. (The)	47,867	19,865,284
Lowe’s Companies, Inc.	31,406	8,117,823
O’Reilly Automotive, Inc.(a)	3,056	2,158,239
Ross Stores, Inc.	16,118	1,841,965
TJX Companies, Inc. (The)	54,543	4,140,904
Common Stocks (continued)
Issuer	Shares	Value ($)
Tractor Supply Co.	5,162	1,231,653
Ulta Beauty, Inc.(a)	2,465	1,016,418
Total		44,037,398
Textiles, Apparel & Luxury Goods 0.7%
NIKE, Inc., Class B	57,956	9,659,527
PVH Corp.	3,223	343,733
Ralph Lauren Corp.	2,210	262,681
Tapestry, Inc.	12,479	506,647
Under Armour, Inc., Class A(a)	8,556	181,302
Under Armour, Inc., Class C(a)	9,755	175,980
VF Corp.	14,787	1,082,704
Total		12,212,574
Total Consumer Discretionary		229,588,679
Consumer Staples 5.8%
Beverages 1.4%
Brown-Forman Corp., Class B	8,288	603,864
Coca-Cola Co. (The)	176,321	10,439,966
Constellation Brands, Inc., Class A	7,450	1,869,726
Molson Coors Beverage Co., Class B	8,545	396,061
Monster Beverage Corp.(a)	17,040	1,636,522
PepsiCo, Inc.	62,712	10,893,702
Total		25,839,841
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	20,039	11,376,140
Kroger Co. (The)	30,693	1,389,165
Sysco Corp.	23,252	1,826,445
Walgreens Boots Alliance, Inc.	32,587	1,699,738
Walmart, Inc.	64,503	9,332,939
Total		25,624,427
Food Products 0.8%
Archer-Daniels-Midland Co.	25,374	1,715,029
Campbell Soup Co.	9,181	399,006
ConAgra Foods, Inc.	21,757	743,002
General Mills, Inc.	27,472	1,851,063
Hershey Co. (The)	6,594	1,275,741
Hormel Foods Corp.	12,796	624,573
JM Smucker Co. (The)	4,915	667,555
Kellogg Co.	11,604	747,530

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Kraft Heinz Co. (The)	32,200	1,155,980
Lamb Weston Holdings, Inc.	6,625	419,892
McCormick & Co., Inc.	11,310	1,092,659
Mondelez International, Inc., Class A	63,271	4,195,500
Tyson Foods, Inc., Class A	13,372	1,165,504
Total		16,053,034
Household Products 1.4%
Church & Dwight Co., Inc.	11,074	1,135,085
Clorox Co. (The)	5,573	971,708
Colgate-Palmolive Co.	38,228	3,262,378
Kimberly-Clark Corp.	15,272	2,182,674
Procter & Gamble Co. (The)	109,760	17,954,541
Total		25,506,386
Personal Products 0.2%
Estee Lauder Companies, Inc. (The), Class A	10,509	3,890,432
Tobacco 0.6%
Altria Group, Inc.	83,319	3,948,487
Philip Morris International, Inc.	70,612	6,708,140
Total		10,656,627
Total Consumer Staples		107,570,747
Energy 2.6%
Energy Equipment & Services 0.2%
Baker Hughes Co.	39,644	953,835
Halliburton Co.	40,599	928,499
Schlumberger NV	63,618	1,905,359
Total		3,787,693
Oil, Gas & Consumable Fuels 2.4%
APA Corp.	16,477	443,066
Chevron Corp.	87,432	10,260,145
ConocoPhillips Co.	59,822	4,317,952
Coterra Energy, Inc.	36,901	701,119
Devon Energy Corp.	28,557	1,257,936
Diamondback Energy, Inc.	7,724	833,033
EOG Resources, Inc.	26,537	2,357,282
Exxon Mobil Corp.	192,018	11,749,581
Hess Corp.	12,503	925,597
Kinder Morgan, Inc.	88,444	1,402,722
Marathon Oil Corp.	35,311	579,807
Common Stocks (continued)
Issuer	Shares	Value ($)
Marathon Petroleum Corp.	27,921	1,786,665
Occidental Petroleum Corp.	40,244	1,166,674
ONEOK, Inc.	20,226	1,188,480
Phillips 66	19,874	1,440,070
Pioneer Natural Resources Co.	10,298	1,873,000
Valero Energy Corp.	18,543	1,392,765
Williams Companies, Inc. (The)	55,109	1,435,038
Total		45,110,932
Total Energy		48,898,625
Financials 10.6%
Banks 3.9%
Bank of America Corp.	326,655	14,532,881
Citigroup, Inc.	89,999	5,435,040
Citizens Financial Group, Inc.	19,331	913,390
Comerica, Inc.	5,948	517,476
Fifth Third Bancorp	31,013	1,350,616
First Republic Bank	8,131	1,679,133
Huntington Bancshares, Inc.	65,606	1,011,644
JPMorgan Chase & Co.	134,040	21,225,234
KeyCorp	42,229	976,757
M&T Bank Corp.	5,837	896,446
People’s United Financial, Inc.	19,413	345,940
PNC Financial Services Group, Inc. (The)	19,169	3,843,768
Regions Financial Corp.	43,237	942,567
Signature Bank	2,750	889,542
SVB Financial Group(a)	2,662	1,805,475
Truist Financial Corp.	60,546	3,544,968
U.S. Bancorp	61,201	3,437,660
Wells Fargo & Co.	180,846	8,676,991
Zions Bancorp	7,097	448,246
Total		72,473,774
Capital Markets 3.0%
Ameriprise Financial, Inc.(b)	5,075	1,530,924
Bank of New York Mellon Corp. (The)	34,460	2,001,437
BlackRock, Inc.	6,477	5,930,082
Cboe Global Markets, Inc.	4,837	630,745
Charles Schwab Corp. (The)	68,188	5,734,611
CME Group, Inc.	16,301	3,724,126
Factset Research Systems, Inc.	1,707	829,619

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Franklin Resources, Inc.	12,745	426,830
Goldman Sachs Group, Inc. (The)	15,397	5,890,122
Intercontinental Exchange, Inc.	25,554	3,495,020
Invesco Ltd.	15,480	356,350
MarketAxess Holdings, Inc.	1,725	709,441
Moody’s Corp.	7,336	2,865,295
Morgan Stanley	65,110	6,391,198
MSCI, Inc.	3,739	2,290,848
Nasdaq, Inc.	5,309	1,114,943
Northern Trust Corp.	9,419	1,126,607
Raymond James Financial, Inc.	8,400	843,360
S&P Global, Inc.	10,931	5,158,667
State Street Corp.	16,584	1,542,312
T. Rowe Price Group, Inc.	10,194	2,004,548
Total		54,597,085
Consumer Finance 0.6%
American Express Co.	28,456	4,655,402
Capital One Financial Corp.	19,305	2,800,962
Discover Financial Services	13,293	1,536,139
Synchrony Financial	24,822	1,151,493
Total		10,143,996
Diversified Financial Services 1.3%
Berkshire Hathaway, Inc., Class B(a)	83,064	24,836,136
Insurance 1.8%
Aflac, Inc.	27,604	1,611,798
Allstate Corp. (The)	13,003	1,529,803
American International Group, Inc.	37,659	2,141,291
Aon PLC, Class A	9,993	3,003,496
Arthur J Gallagher & Co.	9,401	1,595,068
Assurant, Inc.	2,584	402,742
Brown & Brown, Inc.	10,632	747,217
Chubb Ltd.	19,537	3,776,697
Cincinnati Financial Corp.	6,797	774,382
Everest Re Group Ltd.	1,786	489,221
Globe Life, Inc.	4,214	394,936
Hartford Financial Services Group, Inc. (The)	15,437	1,065,771
Lincoln National Corp.	7,704	525,875
Loews Corp.	9,090	525,038
Common Stocks (continued)
Issuer	Shares	Value ($)
Marsh & McLennan Companies, Inc.	22,900	3,980,478
MetLife, Inc.	32,429	2,026,488
Principal Financial Group, Inc.	11,181	808,722
Progressive Corp. (The)	26,536	2,723,920
Prudential Financial, Inc.	17,145	1,855,775
Travelers Companies, Inc. (The)	11,158	1,745,446
Willis Towers Watson PLC	5,652	1,342,294
WR Berkley Corp.	6,329	521,446
Total		33,587,904
Total Financials		195,638,895
Health Care 13.1%
Biotechnology 1.7%
AbbVie, Inc.	80,184	10,856,914
Amgen, Inc.	25,548	5,747,534
Biogen, Inc.(a)	6,663	1,598,587
Gilead Sciences, Inc.	56,894	4,131,073
Incyte Corp.(a)	8,516	625,074
Moderna, Inc.(a)	15,999	4,063,426
Regeneron Pharmaceuticals, Inc.(a)	4,795	3,028,139
Vertex Pharmaceuticals, Inc.(a)	11,532	2,532,427
Total		32,583,174
Health Care Equipment & Supplies 3.0%
Abbott Laboratories	80,203	11,287,770
ABIOMED, Inc.(a)	2,064	741,327
Align Technology, Inc.(a)	3,326	2,185,781
Baxter International, Inc.	22,710	1,949,426
Becton Dickinson and Co.	13,026	3,275,779
Boston Scientific Corp.(a)	64,632	2,745,567
Cooper Companies, Inc. (The)	2,236	936,750
Dentsply Sirona, Inc.	9,915	553,158
DexCom, Inc.(a)	4,396	2,360,432
Edwards Lifesciences Corp.(a)	28,317	3,668,467
Hologic, Inc.(a)	11,497	880,210
IDEXX Laboratories, Inc.(a)	3,846	2,532,437
Intuitive Surgical, Inc.(a)	16,191	5,817,426
Medtronic PLC	61,041	6,314,692
ResMed, Inc.	6,609	1,721,512
STERIS PLC	4,537	1,104,351
Stryker Corp.	15,228	4,072,272

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Teleflex, Inc.	2,125	698,020
West Pharmaceutical Services, Inc.	3,360	1,575,874
Zimmer Biomet Holdings, Inc.	9,475	1,203,704
Total		55,624,955
Health Care Providers & Services 2.7%
AmerisourceBergen Corp.	6,786	901,791
Anthem, Inc.	11,009	5,103,112
Cardinal Health, Inc.	12,781	658,094
Centene Corp.(a)	26,465	2,180,716
Cigna Corp.	15,032	3,451,798
CVS Health Corp.	59,873	6,176,499
DaVita, Inc.(a)	2,958	336,502
HCA Healthcare, Inc.	10,862	2,790,665
Henry Schein, Inc.(a)	6,290	487,664
Humana, Inc.	5,830	2,704,304
Laboratory Corp. of America Holdings(a)	4,341	1,363,985
McKesson Corp.	6,925	1,721,347
Quest Diagnostics, Inc.	5,564	962,628
UnitedHealth Group, Inc.	42,719	21,450,919
Universal Health Services, Inc., Class B	3,316	429,952
Total		50,719,976
Health Care Technology 0.1%
Cerner Corp.	13,345	1,239,350
Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.	13,730	2,191,995
Bio-Rad Laboratories, Inc., Class A(a)	980	740,459
Bio-Techne Corp.	1,782	921,900
Charles River Laboratories International, Inc.(a)	2,289	862,449
Danaher Corp.	28,845	9,490,293
Illumina, Inc.(a)	7,089	2,696,939
IQVIA Holdings, Inc.(a)	8,665	2,444,743
Mettler-Toledo International, Inc.(a)	1,043	1,770,190
PerkinElmer, Inc.	5,724	1,150,867
Thermo Fisher Scientific, Inc.	17,873	11,925,581
Waters Corp.(a)	2,768	1,031,357
Total		35,226,773
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	100,675	6,277,086
Catalent, Inc.(a)	7,764	994,025
Eli Lilly & Co.	36,012	9,947,235
Johnson & Johnson	119,405	20,426,613
Merck & Co., Inc.	114,567	8,780,415
Organon & Co.	11,500	350,175
Pfizer, Inc.	254,578	15,032,831
Viatris, Inc.	54,853	742,161
Zoetis, Inc.	21,459	5,236,640
Total		67,787,181
Total Health Care		243,181,409
Industrials 7.7%
Aerospace & Defense 1.3%
Boeing Co. (The)(a)	25,056	5,044,274
General Dynamics Corp.	10,512	2,191,437
Howmet Aerospace, Inc.	17,439	555,083
Huntington Ingalls Industries, Inc.	1,817	339,307
L3Harris Technologies, Inc.	8,900	1,897,836
Lockheed Martin Corp.	11,133	3,956,779
Northrop Grumman Corp.	6,759	2,616,206
Raytheon Technologies Corp.	67,888	5,842,441
Textron, Inc.	9,998	771,846
TransDigm Group, Inc.(a)	2,375	1,511,165
Total		24,726,374
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	5,896	634,587
Expeditors International of Washington, Inc.	7,684	1,031,884
FedEx Corp.	11,085	2,867,024
United Parcel Service, Inc., Class B	33,072	7,088,653
Total		11,622,148
Airlines 0.2%
Alaska Air Group, Inc.(a)	5,683	296,084
American Airlines Group, Inc.(a)	29,369	527,467
Delta Air Lines, Inc.(a)	29,029	1,134,453
Southwest Airlines Co.(a)	26,847	1,150,126
United Airlines Holdings, Inc.(a)	14,687	642,997
Total		3,751,127

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.5%
Allegion PLC	4,068	538,766
AO Smith Corp.	6,041	518,620
Carrier Global Corp.	39,305	2,131,903
Fortune Brands Home & Security, Inc.	6,156	658,076
Johnson Controls International PLC	32,144	2,613,629
Masco Corp.	11,071	777,406
Trane Technologies PLC	10,774	2,176,671
Total		9,415,071
Commercial Services & Supplies 0.4%
Cintas Corp.	3,987	1,766,919
Copart, Inc.(a)	9,679	1,467,530
Republic Services, Inc.	9,492	1,323,659
Rollins, Inc.	10,266	351,200
Waste Management, Inc.	17,455	2,913,239
Total		7,822,547
Construction & Engineering 0.1%
Quanta Services, Inc.	6,463	741,048
Electrical Equipment 0.6%
AMETEK, Inc.	10,492	1,542,744
Eaton Corp. PLC	18,079	3,124,413
Emerson Electric Co.	27,114	2,520,788
Generac Holdings, Inc.(a)	2,862	1,007,195
Rockwell Automation, Inc.	5,260	1,834,951
Total		10,030,091
Industrial Conglomerates 1.0%
3M Co.	26,137	4,642,716
General Electric Co.	49,807	4,705,267
Honeywell International, Inc.	31,224	6,510,516
Roper Technologies, Inc.	4,784	2,353,058
Total		18,211,557
Machinery 1.5%
Caterpillar, Inc.	24,535	5,072,366
Cummins, Inc.	6,487	1,415,074
Deere & Co.	12,797	4,387,963
Dover Corp.	6,531	1,186,030
Fortive Corp.	16,264	1,240,780
IDEX Corp.	3,448	814,831
Common Stocks (continued)
Issuer	Shares	Value ($)
Illinois Tool Works, Inc.	12,955	3,197,294
Ingersoll Rand, Inc.	18,486	1,143,729
Otis Worldwide Corp.	19,266	1,677,491
PACCAR, Inc.	15,747	1,389,830
Parker-Hannifin Corp.	5,856	1,862,911
Pentair PLC	7,505	548,090
Snap-On, Inc.	2,437	524,881
Stanley Black & Decker, Inc.	7,395	1,394,845
Westinghouse Air Brake Technologies Corp.	8,473	780,448
Xylem, Inc.	8,179	980,826
Total		27,617,389
Professional Services 0.4%
Equifax, Inc.	5,534	1,620,300
IHS Markit Ltd.	18,090	2,404,523
Jacobs Engineering Group, Inc.	5,911	822,989
Leidos Holdings, Inc.	6,365	565,848
Nielsen Holdings PLC	16,274	333,780
Robert Half International, Inc.	5,050	563,176
Verisk Analytics, Inc.	7,310	1,672,016
Total		7,982,632
Road & Rail 0.9%
CSX Corp.	100,599	3,782,522
JB Hunt Transport Services, Inc.	3,810	778,764
Norfolk Southern Corp.	11,037	3,285,825
Old Dominion Freight Line, Inc.	4,225	1,514,156
Union Pacific Corp.	29,158	7,345,775
Total		16,707,042
Trading Companies & Distributors 0.2%
Fastenal Co.	26,087	1,671,133
United Rentals, Inc.(a)	3,284	1,091,241
W.W. Grainger, Inc.	1,963	1,017,305
Total		3,779,679
Total Industrials		142,406,705

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 28.9%
Communications Equipment 0.9%
Arista Networks, Inc.(a)	10,174	1,462,512
Cisco Systems, Inc.	191,295	12,122,364
F5, Inc.(a)	2,736	669,527
Juniper Networks, Inc.	14,749	526,687
Motorola Solutions, Inc.	7,661	2,081,494
Total		16,862,584
Electronic Equipment, Instruments & Components 0.7%
Amphenol Corp., Class A	27,124	2,372,265
CDW Corp.	6,156	1,260,626
Corning, Inc.	34,837	1,296,981
IPG Photonics Corp.(a)	1,620	278,867
Keysight Technologies, Inc.(a)	8,354	1,725,185
TE Connectivity Ltd.	14,800	2,387,832
Teledyne Technologies, Inc.(a)	2,116	924,459
Trimble Navigation Ltd.(a)	11,385	992,658
Zebra Technologies Corp., Class A(a)	2,424	1,442,765
Total		12,681,638
IT Services 4.5%
Accenture PLC, Class A	28,649	11,876,443
Akamai Technologies, Inc.(a)	7,369	862,468
Automatic Data Processing, Inc.	19,112	4,712,637
Broadridge Financial Solutions, Inc.	5,288	966,752
Cognizant Technology Solutions Corp., Class A	23,823	2,113,576
DXC Technology Co.(a)	11,441	368,286
EPAM Systems, Inc.(a)	2,573	1,719,922
Fidelity National Information Services, Inc.	27,619	3,014,614
Fiserv, Inc.(a)	26,951	2,797,244
FleetCor Technologies, Inc.(a)	3,683	824,403
Gartner, Inc.(a)	3,730	1,247,014
Global Payments, Inc.	13,160	1,778,969
International Business Machines Corp.	40,675	5,436,620
Jack Henry & Associates, Inc.	3,358	560,752
MasterCard, Inc., Class A	39,346	14,137,805
Paychex, Inc.	14,556	1,986,894
PayPal Holdings, Inc.(a)	53,290	10,049,428
Common Stocks (continued)
Issuer	Shares	Value ($)
VeriSign, Inc.(a)	4,383	1,112,493
Visa, Inc., Class A	76,062	16,483,396
Total		82,049,716
Semiconductors & Semiconductor Equipment 6.3%
Advanced Micro Devices, Inc.(a)	54,773	7,881,835
Analog Devices, Inc.	24,375	4,284,394
Applied Materials, Inc.	40,953	6,444,364
Broadcom, Inc.	18,669	12,422,539
Enphase Energy, Inc.(a)	6,119	1,119,410
Intel Corp.	184,464	9,499,896
KLA Corp.	6,877	2,957,866
Lam Research Corp.	6,386	4,592,492
Microchip Technology, Inc.	25,167	2,191,039
Micron Technology, Inc.	50,737	4,726,152
Monolithic Power Systems, Inc.	1,965	969,393
NVIDIA Corp.	113,390	33,349,133
NXP Semiconductors NV	12,062	2,747,482
Qorvo, Inc.(a)	4,999	781,794
QUALCOMM, Inc.	50,799	9,289,613
Skyworks Solutions, Inc.	7,490	1,161,999
SolarEdge Technologies, Inc.(a)	2,382	668,318
Teradyne, Inc.	7,393	1,208,977
Texas Instruments, Inc.	41,888	7,894,631
Xilinx, Inc.	11,243	2,383,853
Total		116,575,180
Software 9.4%
Adobe, Inc.(a)	21,580	12,237,155
ANSYS, Inc.(a)	3,957	1,587,232
Autodesk, Inc.(a)	9,972	2,804,027
Cadence Design Systems, Inc.(a)	12,570	2,342,419
Ceridian HCM Holding, Inc.(a)	6,177	645,249
Citrix Systems, Inc.	5,657	535,096
Fortinet, Inc.(a)	6,155	2,212,107
Intuit, Inc.	12,843	8,260,874
Microsoft Corp.	340,533	114,528,059
NortonLifeLock, Inc.	26,386	685,508
Oracle Corp.	73,154	6,379,760
Paycom Software, Inc.(a)	2,183	906,360
PTC, Inc.(a)	4,792	580,551

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Salesforce.com, Inc.(a)	44,404	11,284,389
ServiceNow, Inc.(a)	9,026	5,858,867
Synopsys, Inc.(a)	6,917	2,548,914
Tyler Technologies, Inc.(a)	1,859	1,000,049
Total		174,396,616
Technology Hardware, Storage & Peripherals 7.1%
Apple, Inc.(c)	706,925	125,528,672
Hewlett Packard Enterprise Co.	59,328	935,602
HP, Inc.	52,274	1,969,162
NetApp, Inc.	10,143	933,055
Seagate Technology Holdings PLC	9,290	1,049,584
Western Digital Corp.(a)	14,134	921,678
Total		131,337,753
Total Information Technology		533,903,487
Materials 2.5%
Chemicals 1.8%
Air Products & Chemicals, Inc.	10,040	3,054,770
Albemarle Corp.	5,306	1,240,384
Celanese Corp., Class A	4,938	829,880
CF Industries Holdings, Inc.	9,728	688,548
Corteva, Inc.	33,061	1,563,124
Dow, Inc.	33,546	1,902,729
DuPont de Nemours, Inc.	23,499	1,898,249
Eastman Chemical Co.	6,098	737,309
Ecolab, Inc.	11,308	2,652,744
FMC Corp.	5,749	631,758
International Flavors & Fragrances, Inc.	11,544	1,739,104
Linde PLC	23,248	8,053,805
LyondellBasell Industries NV, Class A	11,924	1,099,750
Mosaic Co. (The)	16,800	660,072
PPG Industries, Inc.	10,768	1,856,834
Sherwin-Williams Co. (The)	10,941	3,852,982
Total		32,462,042
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,829	1,246,231
Vulcan Materials Co.	6,019	1,249,424
Total		2,495,655
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.3%
Amcor PLC	69,539	835,163
Avery Dennison Corp.	3,755	813,220
Ball Corp.	14,691	1,414,303
International Paper Co.	17,565	825,204
Packaging Corp. of America	4,308	586,534
Sealed Air Corp.	6,720	453,398
WestRock Co.	12,110	537,200
Total		5,465,022
Metals & Mining 0.3%
Freeport-McMoRan, Inc.	66,604	2,779,385
Newmont Corp.	36,169	2,243,201
Nucor Corp.	12,963	1,479,727
Total		6,502,313
Total Materials		46,925,032
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.6%
Alexandria Real Estate Equities, Inc.	6,396	1,426,052
American Tower Corp.	20,656	6,041,880
AvalonBay Communities, Inc.	6,338	1,600,915
Boston Properties, Inc.	6,447	742,565
Crown Castle International Corp.	19,603	4,091,930
Digital Realty Trust, Inc.	12,871	2,276,494
Duke Realty Corp.	17,274	1,133,865
Equinix, Inc.	4,084	3,454,411
Equity Residential	15,478	1,400,759
Essex Property Trust, Inc.	2,952	1,039,783
Extra Space Storage, Inc.	6,073	1,376,931
Federal Realty Investment Trust	3,175	432,816
Healthpeak Properties, Inc.	24,450	882,401
Host Hotels & Resorts, Inc.(a)	32,386	563,193
Iron Mountain, Inc.	13,133	687,250
Kimco Realty Corp.	27,959	689,189
Mid-America Apartment Communities, Inc.	5,222	1,198,136
Prologis, Inc.	33,533	5,645,616
Public Storage	6,919	2,591,581
Realty Income Corp.	25,661	1,837,071
Regency Centers Corp.	6,989	526,621

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
SBA Communications Corp.	4,934	1,919,425
Simon Property Group, Inc.	14,905	2,381,372
UDR, Inc.	13,182	790,788
Ventas, Inc.	18,105	925,528
Vornado Realty Trust	7,211	301,852
Welltower, Inc.	19,742	1,693,271
Weyerhaeuser Co.	33,974	1,399,049
Total		49,050,744
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	15,179	1,647,074
Total Real Estate		50,697,818
Utilities 2.5%
Electric Utilities 1.6%
Alliant Energy Corp.	11,355	697,992
American Electric Power Co., Inc.	22,844	2,032,431
Duke Energy Corp.	34,889	3,659,856
Edison International	17,231	1,176,016
Entergy Corp.	9,116	1,026,917
Evergy, Inc.	10,400	713,544
Eversource Energy	15,594	1,418,742
Exelon Corp.	44,373	2,562,985
FirstEnergy Corp.	24,694	1,027,023
NextEra Energy, Inc.	88,995	8,308,573
NRG Energy, Inc.	11,105	478,403
Pinnacle West Capital Corp.	5,117	361,209
PPL Corp.	34,050	1,023,543
Southern Co. (The)	48,069	3,296,572
Xcel Energy, Inc.	24,432	1,654,047
Total		29,437,853
Gas Utilities 0.0%
Atmos Energy Corp.	6,006	629,249
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	30,240	734,832
Multi-Utilities 0.7%
Ameren Corp.	11,684	1,039,993
CenterPoint Energy, Inc.	28,523	796,077
CMS Energy Corp.	13,140	854,757
Consolidated Edison, Inc.	16,045	1,368,959
Dominion Energy, Inc.	36,734	2,885,823
DTE Energy Co.	8,787	1,050,398
NiSource, Inc.	17,812	491,789
Public Service Enterprise Group, Inc.	22,935	1,530,453
Sempra Energy	14,484	1,915,944
WEC Energy Group, Inc.	14,307	1,388,780
Total		13,322,973
Water Utilities 0.1%
American Water Works Co., Inc.	8,234	1,555,073
Total Utilities		45,679,980
Total Common Stocks (Cost $933,945,413)		1,830,413,786

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(d)	20,257,924	20,253,872
Total Money Market Funds (Cost $20,255,391)		20,253,872
Total Investments in Securities (Cost: $954,200,804)		1,850,667,658
Other Assets & Liabilities, Net		(729,880)
Net Assets		1,849,937,778

At December 31, 2021, securities and/or cash totaling $1,811,214 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	80	03/2022	USD	19,034,000	395,601	—
S&P 500 Index E-mini	10	03/2022	USD	2,379,250	—	(15,087)
Total					395,601	(15,087)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Ameriprise Financial, Inc.
	1,032,476	37,284	(12,629)	473,793	1,530,924	92,679	23,412	5,075
Columbia Short-Term Cash Fund, 0.085%
	18,585,793	133,202,705	(131,533,107)	(1,519)	20,253,872	(1,305)	14,296	20,257,924
Total	19,618,269			472,274	21,784,796	91,374	37,708

(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	185,922,409	—	—	185,922,409
Consumer Discretionary	229,588,679	—	—	229,588,679
Consumer Staples	107,570,747	—	—	107,570,747
Energy	48,898,625	—	—	48,898,625
Financials	195,638,895	—	—	195,638,895
Health Care	243,181,409	—	—	243,181,409
Industrials	142,406,705	—	—	142,406,705
Information Technology	533,903,487	—	—	533,903,487
Materials	46,925,032	—	—	46,925,032
Real Estate	50,697,818	—	—	50,697,818
Utilities	45,679,980	—	—	45,679,980
Total Common Stocks	1,830,413,786	—	—	1,830,413,786
Money Market Funds	20,253,872	—	—	20,253,872
Total Investments in Securities	1,850,667,658	—	—	1,850,667,658
Investments in Derivatives
Asset
Futures Contracts	395,601	—	—	395,601
Liability
Futures Contracts	(15,087)	—	—	(15,087)
Total	1,851,048,172	—	—	1,851,048,172
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $933,389,715)	$1,828,882,862
Affiliated issuers (cost $20,811,089)	21,784,796
Receivable for:
Capital shares sold	22,438
Dividends	1,083,649
Foreign tax reclaims	16,666
Prepaid expenses	16,594
Total assets	1,851,807,005
Liabilities
Due to custodian	1,575
Payable for:
Capital shares purchased	1,593,658
Variation margin for futures contracts	61,875
Management services fees	10,172
Distribution and/or service fees	3,249
Service fees	45,879
Compensation of board members	83,102
Compensation of chief compliance officer	318
Other expenses	69,399
Total liabilities	1,869,227
Net assets applicable to outstanding capital stock	$1,849,937,778
Represented by
Trust capital	$1,849,937,778
Total - representing net assets applicable to outstanding capital stock	$1,849,937,778
Class 1
Net assets	$947,972,597
Shares outstanding	24,155,005
Net asset value per share	$39.25
Class 2
Net assets	$43,194,814
Shares outstanding	1,129,670
Net asset value per share	$38.24
Class 3
Net assets	$858,770,367
Shares outstanding	22,157,266
Net asset value per share	$38.76
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	19

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$23,096,677
Dividends — affiliated issuers	37,708
Foreign taxes withheld	(3,121)
Total income	23,131,264
Expenses:
Management services fees	3,327,106
Distribution and/or service fees
Class 2	50,734
Class 3	974,485
Service fees	491,165
Compensation of board members	47,929
Custodian fees	23,171
Printing and postage fees	42,351
Licensing fees and expenses	165,895
Audit fees	29,500
Legal fees	24,996
Interest on collateral	522
Compensation of chief compliance officer	309
Other	28,243
Total expenses	5,206,406
Net investment income	17,924,858
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	50,857,852
Investments — affiliated issuers	91,374
Futures contracts	5,022,510
Net realized gain	55,971,736
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	339,024,689
Investments — affiliated issuers	472,274
Futures contracts	(48,251)
Net change in unrealized appreciation (depreciation)	339,448,712
Net realized and unrealized gain	395,420,448
Net increase in net assets resulting from operations	$413,345,306
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$17,924,858	$20,793,670
Net realized gain	55,971,736	69,647,702
Net change in unrealized appreciation (depreciation)	339,448,712	146,722,303
Net increase in net assets resulting from operations	413,345,306	237,163,675
Decrease in net assets from capital stock activity	(7,697,181)	(3,562,504)
Total increase in net assets	405,648,125	233,601,171
Net assets at beginning of year	1,444,289,653	1,210,688,482
Net assets at end of year	$1,849,937,778	$1,444,289,653

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,105,624	67,315,819	3,901,274	87,901,283
Redemptions	(2,253,317)	(77,945,667)	(2,746,167)	(73,946,809)
Net increase (decrease)	(147,693)	(10,629,848)	1,155,107	13,954,474
Class 2
Subscriptions	809,905	29,060,982	20,808	489,359
Redemptions	(60,643)	(2,064,383)	(88,062)	(2,307,261)
Net increase (decrease)	749,262	26,996,599	(67,254)	(1,817,902)
Class 3
Subscriptions	1,028,836	34,349,923	1,355,612	33,876,193
Redemptions	(1,695,529)	(58,413,855)	(1,918,241)	(49,575,269)
Net decrease	(666,693)	(24,063,932)	(562,629)	(15,699,076)
Total net increase (decrease)	(65,124)	(7,697,181)	525,224	(3,562,504)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$30.57	0.40	8.28	8.68
Year Ended 12/31/2020	$25.90	0.45	4.22	4.67
Year Ended 12/31/2019	$19.75	0.44	5.71	6.15
Year Ended 12/31/2018	$20.72	0.42	(1.39)	(0.97)
Year Ended 12/31/2017	$17.06	0.33	3.33	3.66
Class 2
Year Ended 12/31/2021	$29.86	0.31	8.07	8.38
Year Ended 12/31/2020	$25.36	0.37	4.13	4.50
Year Ended 12/31/2019	$19.39	0.37	5.60	5.97
Year Ended 12/31/2018	$20.40	0.34	(1.35)	(1.01)
Year Ended 12/31/2017	$16.83	0.28	3.29	3.57
Class 3
Year Ended 12/31/2021	$30.23	0.35	8.18	8.53
Year Ended 12/31/2020	$25.65	0.41	4.17	4.58
Year Ended 12/31/2019	$19.58	0.40	5.67	6.07
Year Ended 12/31/2018	$20.57	0.37	(1.36)	(0.99)
Year Ended 12/31/2017	$16.96	0.30	3.31	3.61

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$39.25	28.39%	0.25%(c)	0.25%(c)	1.14%	5%	$947,973
Year Ended 12/31/2020	$30.57	18.03%	0.26%(d)	0.26%(d)	1.72%	9%	$742,971
Year Ended 12/31/2019	$25.90	31.14%	0.26%	0.26%	1.91%	2%	$599,584
Year Ended 12/31/2018	$19.75	(4.68%)	0.28%	0.28%	1.94%	3%	$332,816
Year Ended 12/31/2017	$20.72	21.45%	0.29%	0.29%	1.75%	2%	$203,887
Class 2
Year Ended 12/31/2021	$38.24	28.07%	0.50%(c)	0.50%(c)	0.89%	5%	$43,195
Year Ended 12/31/2020	$29.86	17.74%	0.51%(d)	0.51%(d)	1.48%	9%	$11,359
Year Ended 12/31/2019	$25.36	30.79%	0.51%	0.51%	1.63%	2%	$11,354
Year Ended 12/31/2018	$19.39	(4.95%)	0.53%	0.53%	1.61%	3%	$10,146
Year Ended 12/31/2017	$20.40	21.21%	0.55%	0.55%	1.50%	2%	$11,777
Class 3
Year Ended 12/31/2021	$38.76	28.22%	0.38%(c)	0.38%(c)	1.01%	5%	$858,770
Year Ended 12/31/2020	$30.23	17.85%	0.38%(d)	0.38%(d)	1.59%	9%	$689,960
Year Ended 12/31/2019	$25.65	31.00%	0.39%	0.39%	1.76%	2%	$599,751
Year Ended 12/31/2018	$19.58	(4.81%)	0.40%	0.40%	1.75%	3%	$442,813
Year Ended 12/31/2017	$20.57	21.28%	0.42%	0.42%	1.62%	2%	$452,967
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	23

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Large Cap Index Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	395,601*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	15,087*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	5,022,510

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(48,251)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	20,627,885

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
28	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
December 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.26%	0.29%
Class 2	0.51	0.54
Class 3	0.385	0.415
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $95,413,431 and $80,838,016, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
30	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
December 31, 2021
disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its tracking index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its tracking index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 99.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Large Cap Index Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	33

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
34	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
36	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
38	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2021	39

Columbia Variable Portfolio – Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6461 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – U.S. Government Mortgage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – U.S. Government Mortgage Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2012
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2012
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-0.95	3.18	2.56
Class 2	05/03/10	-1.20	2.91	2.31
Class 3	09/15/99	-1.07	3.05	2.43
Bloomberg U.S. Mortgage-Backed Securities Index		-1.04	2.50	2.28
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2013 reflects returns achieved pursuant to a different investment objective and different principal investment strategies. If the Fund’s current investment objective and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA). Effective August 24, 2021, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index was re-branded as the Bloomberg U.S. Mortgage-Backed Securities Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Asset-Backed Securities — Non-Agency	3.7
Commercial Mortgage-Backed Securities - Agency	4.1
Commercial Mortgage-Backed Securities - Non-Agency	5.0
Money Market Funds	6.1
Options Purchased Calls	0.0(a)
Options Purchased Puts	0.1
Residential Mortgage-Backed Securities - Agency	73.5
Residential Mortgage-Backed Securities - Non-Agency	7.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2021)
AAA rating	84.1
AA rating	3.0
A rating	2.5
BBB rating	4.9
BB rating	1.6
B rating	1.2
Not rated	2.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 88.73% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2021, Class 2 shares of the Fund returned -1.20%. The Fund slightly underperformed its benchmark, the Bloomberg U.S. Mortgage-Backed Securities Index, which returned -1.04% during the same time period.
Market overview
As pandemic-related restrictions were eased over the period, robust economic growth and corporate earnings supported risk sentiment and credit-oriented segments of the bond market. In addition, both U.S. monetary and fiscal policy were highly supportive for much of the period. In this vein, Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation driven by post-pandemic supply chain disruptions and rising commodity prices, leading to increased market volatility. The Fed officially tightened policy in November as it began tapering its monthly bond purchases. In December, the Fed accelerated the timetable for ending its bond purchase program and signaled the likelihood of three increases in the federal funds rate in 2022.
Returns for mortgage-backed securities (MBS) were negative and lagged those for comparable duration Treasuries as elevated prepayments impacted the segment.
The Fund’s notable detractors during the period
•	The Fund’s exposure to collateralized mortgage obligations (CMOs) was the principal detractor from relative performance for the 12 months. The CMO positions held by the Fund were negatively impacted as prepayments surprised to the upside against a backdrop of streamlined refinancing programs and eased credit standards.
•	The Fund’s tactical positioning over the period with respect to interest rates detracted modestly from relative performance. Specifically, the Fund was overweight the front end of the yield curve which rose as the market anticipated hikes in the Fed’s benchmark overnight lending rate.
The Fund’s notable contributors during the period
•	The Fund’s allocation to off-benchmark, credit-oriented securitized assets including non-agency MBS, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) added to relative performance for the 12 months. Securitized sectors were well-supported during the period by positive consumer credit fundamentals given the high levels of fiscal stimulus and a robust housing market.
•	The Fund’s performance relative to the benchmark was also helped by its positioning within agency MBS. Specifically, the Fund was underweight Government National Mortgage Association (“Ginne Mae”) issues which were most impacted by elevated prepayments, while focusing purchases on the lower coupon “to-be-announced” pools for which performance was supported by the Fed’s bond buying program.
Derivative positions
During the annual period, the Fund utilized options on interest rate swaps (or “swaptions”) to manage yield curve exposures. In addition, the Fund used Treasury futures contracts to manage interest rate risk in the portfolio. We also used index credit default swaps as a hedge against long cash positions to reduce the Fund’s overall credit exposure. In aggregate, on a stand-alone basis, the Fund’s use of derivatives had a positive impact on performance.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	985.00	1,022.94	2.25	2.29	0.45
Class 2	1,000.00	1,000.00	984.30	1,021.68	3.50	3.57	0.70
Class 3	1,000.00	1,000.00	984.80	1,022.28	2.90	2.96	0.58
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 4.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	1.832%	4,125,000	4,125,165
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	1.824%	2,750,000	2,716,915
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	1.544%	6,500,000	6,487,689
LendingClub Receivables Trust(a)
Series 2019-5 Class A
12/15/2045	3.750%	1,637,921	1,653,633
Madison Park Funding XVIII Ltd.(a),(b)
Series 2015-18A Class CRR
3-month USD LIBOR + 1.900% Floor 1.900% 10/21/2030	2.021%	8,000,000	7,984,600
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	7.378%	2,000,000	1,955,120
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	1.882%	3,000,000	2,994,756
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	812,175	817,090
Pagaya AI Debt Selection Trust(a),(c),(d)
Series 2021-5 Class A
08/15/2029	1.530%	4,500,000	4,506,003
Palmer Square Loan Funding Ltd.(a),(b)
Series 2021-4A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/15/2029	1.878%	5,250,000	5,235,295
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	1.524%	3,750,000	3,725,381
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	882,718	885,991
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sound Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	1.872%	5,000,000	4,978,425
Upstart Pass-Through Trust(a)
Series 2021-ST2 Class A
04/20/2027	2.500%	1,351,156	1,355,262
Total Asset-Backed Securities — Non-Agency (Cost $49,558,771)			49,421,325

Commercial Mortgage-Backed Securities - Agency 5.0%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K063 Class A2
01/25/2027	3.430%	4,362,000	4,751,598
Federal National Mortgage Association(e)
Series 2017-M15 Class ATS2
11/25/2027	3.140%	7,000,000	7,374,449
Series 2018-M7 Class A2
03/25/2028	3.065%	24,507,204	26,429,569
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	3,981,536	4,233,855
FRESB Mortgage Trust(e)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	5,173,367	5,344,012
Government National Mortgage Association
Series 2017-190 Class AD
03/16/2060	2.600%	1,967,110	1,997,957
Government National Mortgage Association(e),(f)
Series 2019-102 Class IB
03/16/2060	0.855%	7,417,445	515,031
Series 2019-109 Class IO
04/16/2060	0.807%	12,677,165	870,228
Series 2019-118 Class IO
06/16/2061	0.858%	10,992,217	643,516
Series 2019-131 Class IO
07/16/2061	0.836%	14,905,620	934,517
Series 2019-134 Class IO
08/16/2061	0.751%	9,556,580	557,829
Series 2019-139 Class IO
11/16/2061	0.689%	12,527,320	692,960
Series 2020-19 Class IO
12/16/2061	0.765%	10,403,888	690,516
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-3 Class IO
02/16/2062	0.642%	10,776,596	633,738
Total Commercial Mortgage-Backed Securities - Agency (Cost $58,529,056)			55,669,775

Commercial Mortgage-Backed Securities - Non-Agency 6.1%

BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2018-DSNY Class A
1-month USD LIBOR + 0.851% Floor 0.850% 09/15/2034	0.960%	4,000,000	3,994,538
Braemar Hotels & Resorts Trust(a),(b)
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	1.910%	3,500,000	3,486,317
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.360%	8,000,000	7,995,415
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	2,970,000	2,775,559
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	4,200,000	3,737,798
Hilton USA Trust(a),(e)
Series 2016-HHV Class F
11/05/2038	4.194%	7,500,000	7,247,401
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	1,000,000	1,000,106
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	2,000,000	2,000,263
Home Partners of America Trust(a)
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	8,994,718	8,886,399
Morgan Stanley Capital I Trust(a),(e)
Series 2019-MEAD Class D
11/10/2036	3.283%	2,917,500	2,860,637
Progress Residential Trust(a)
Series 2020-SFR1 Class E
04/17/2037	3.032%	4,000,000	4,024,638
Series 2020-SFR3 Class B
10/17/2027	1.495%	3,000,000	2,931,675
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	6,000,000	5,999,572
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month USD LIBOR + 1.150% Floor 1.150% 05/15/2038	1.260%	5,000,000	4,996,941
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	1.610%	2,500,000	2,467,733
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class D
1-month USD LIBOR + 1.775% Floor 1.650% 12/15/2034	1.885%	3,000,000	2,989,767
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $66,490,783)			67,394,759

Residential Mortgage-Backed Securities - Agency 89.4%

Federal Home Loan Mortgage Corp.
10/01/2023- 06/01/2039	5.000%	1,736,181	1,969,113
08/01/2035- 08/01/2051	2.000%	41,363,036	41,890,368
08/01/2041- 06/01/2048	4.500%	7,624,417	8,261,806
10/01/2041- 11/01/2048	4.000%	30,226,260	33,082,412
07/01/2042- 04/01/2047	3.500%	38,408,629	41,486,491
11/01/2042- 02/01/2050	3.000%	45,547,250	47,877,857
02/01/2051	2.500%	13,428,223	13,834,972
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.618% Cap 10.988% 01/01/2037	1.936%	45,297	47,517
12-month USD LIBOR + 1.910% Cap 10.449% 09/01/2037	2.160%	57,906	61,211
Federal Home Loan Mortgage Corp.(b),(f)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	5.840%	4,393,076	701,011
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	5.840%	9,102,216	1,616,901

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4183 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	6.040%	565,250	11,590
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	5.790%	2,943,028	558,991
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	5.840%	6,831,515	1,215,570
CMO Series 4965 Class KS
1-month USD LIBOR + 5.850% Cap 5.850% 04/25/2050	5.748%	3,833,483	667,372
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.978%	7,595,625	1,750,026
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	5.948%	8,895,807	2,106,140
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.860%	2,649,529	464,429
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	5.890%	1,100,692	189,177
Federal Home Loan Mortgage Corp.(f)
CMO Series 266
07/15/2042	4.000%	2,670,139	414,387
CMO Series 267
08/15/2042	4.000%	2,115,160	297,175
CMO Series 4120 Class AI
11/15/2039	3.500%	218,301	1,188
CMO Series 4122 Class JI
12/15/2040	4.000%	726,328	33,024
CMO Series 4139 Class CI
05/15/2042	3.500%	1,482,971	155,345
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4147 Class CI
01/15/2041	3.500%	2,462,625	125,721
CMO Series 4148 Class BI
02/15/2041	4.000%	341,598	11,261
CMO Series 4177 Class IY
03/15/2043	4.000%	5,133,939	825,983
Federal Home Loan Mortgage Corp.(e),(f)
CMO Series 4068 Class GI
09/15/2036	1.712%	2,379,251	151,286
Federal Home Loan Mortgage Corp. REMICS(f)
CMO Series 5105 Class ID
05/25/2051	3.000%	11,147,072	2,064,859
Federal National Mortgage Association
08/01/2022	6.000%	57	62
09/01/2023- 11/01/2023	5.500%	322,460	330,761
03/01/2027- 09/01/2051	2.500%	110,631,573	113,760,935
03/01/2027- 07/01/2048	3.500%	69,466,011	74,464,469
05/01/2027- 11/01/2050	3.000%	95,527,164	100,283,574
06/01/2036- 05/01/2051	2.000%	73,254,269	73,795,806
12/01/2037	5.000%	4,420,594	4,997,444
05/01/2039- 08/01/2047	4.500%	4,403,244	4,821,206
11/01/2043- 06/01/2048	4.000%	28,762,440	31,230,405
CMO Series 2017-72 Class B
09/25/2047	3.000%	3,225,804	3,347,315
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.383% Floor 1.383%, Cap 9.383% 02/01/2033	1.508%	13,589	13,734
12-month USD LIBOR + 1.715% Floor 1.715%, Cap 9.167% 12/01/2033	2.090%	2,406	2,493
12-month USD LIBOR + 1.590% Floor 1.590%, Cap 9.165% 06/01/2034	1.840%	15,700	15,767
Federal National Mortgage Association(e)
CMO Series 2003-W11 Class A1
06/25/2033	2.993%	643	653
Federal National Mortgage Association(e),(f)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	2,378,341	2
Federal National Mortgage Association(f)
CMO Series 2012-129 Class IC
01/25/2041	3.500%	1,706,463	90,940
CMO Series 2012-133 Class EI
07/25/2031	3.500%	508,514	18,074

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-134 Class AI
07/25/2040	3.500%	1,556,155	61,094
CMO Series 2012-144 Class HI
07/25/2042	3.500%	1,355,174	143,444
CMO Series 2012-40 Class IP
09/25/2040	4.000%	4,037,807	260,435
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,242,395	170,870
CMO Series 2013-1 Class BI
02/25/2040	3.500%	844,942	15,220
CMO Series 2013-10 Class AI
11/25/2041	3.500%	5,162,836	364,877
CMO Series 2013-16
01/25/2040	3.500%	1,575,612	51,936
CMO Series 2013-41 Class IY
05/25/2040	3.500%	1,664,495	46,537
CMO Series 2013-6 Class MI
02/25/2040	3.500%	965,981	31,232
CMO Series 2020-55 Class MI
08/25/2050	2.500%	12,306,187	1,722,722
CMO Series 2021-3 Class TI
02/25/2051	2.500%	23,594,617	3,907,722
Federal National Mortgage Association(b),(f)
CMO Series 2012-99 Class SL
-1.0 x 1-month USD LIBOR + 6.620% Cap 6.620% 09/25/2042	6.518%	5,551,420	1,410,065
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.048%	3,100,246	594,584
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	5.748%	4,172,910	876,510
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	5.898%	10,642,324	2,250,956
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	5.898%	7,676,345	1,486,238
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.048%	8,234,803	1,552,881
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.750%	18,387,140	2,070,085
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	6.048%	4,460,007	848,123
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.948%	13,232,590	2,318,178
CMO Series 2019-34 Class SM
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.948%	11,217,352	2,510,318
CMO Series 2020-40 Class LS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.978%	10,357,788	2,492,009
Federal National Mortgage Association REMICS(f)
CMO Series 2021-13 Class IO
03/25/2051	3.000%	7,635,690	1,390,683
CMO Series 2021-54 Class LI
04/25/2049	2.500%	12,340,803	1,487,426
Government National Mortgage Association
08/20/2040	5.000%	2,195,818	2,480,698
07/20/2041	4.500%	2,971,802	3,288,435
04/20/2051- 05/20/2051	2.500%	25,428,932	26,077,185
Government National Mortgage Association(g)
04/20/2048	4.500%	6,217,550	6,624,510
Government National Mortgage Association(f)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	2,165,245	360,703
CMO Series 2012-129 Class AI
08/20/2037	3.000%	1,202,246	31,018
CMO Series 2014-131 Class EI
09/16/2039	4.000%	2,889,340	171,746
CMO Series 2019-129 Class AI
10/20/2049	3.500%	7,331,123	808,088

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-104 Class IY
07/20/2050	3.000%	12,126,646	1,701,580
CMO Series 2020-138 Class IN
09/20/2050	2.500%	6,952,831	1,203,175
CMO Series 2020-138 Class JI
09/20/2050	2.500%	20,272,833	2,585,029
CMO Series 2020-142 Class GI
09/20/2050	3.000%	5,156,008	652,935
CMO Series 2020-144 Class KI
09/20/2050	2.500%	8,917,871	1,164,339
CMO Series 2020-175 Class KI
11/20/2050	2.500%	14,097,626	2,029,542
CMO Series 2020-185 Class KI
12/20/2050	2.500%	21,537,452	3,003,497
CMO Series 2020-191 Class UC
12/20/2050	4.000%	13,302,169	2,130,316
CMO Series 2021-1 Class IB
01/20/2051	2.500%	13,073,154	1,478,243
CMO Series 2021-1 Class QI
01/20/2051	2.500%	14,972,127	2,004,009
CMO Series 2021-122 Class HI
11/20/2050	2.500%	9,845,273	1,324,289
CMO Series 2021-140 Class IJ
08/20/2051	3.000%	21,658,432	2,892,540
CMO Series 2021-142 Class IX
08/20/2051	2.500%	13,774,761	1,856,616
CMO Series 2021-146 Class IK
08/20/2051	3.500%	12,684,091	1,914,005
CMO Series 2021-158 Class IO
09/20/2051	3.000%	9,049,190	1,357,705
CMO Series 2021-158 Class VI
09/20/2051	3.000%	9,881,468	1,523,850
CMO Series 2021-159 Class IP
09/20/2051	3.000%	7,899,077	1,160,248
CMO Series 2021-161 Class UI
09/20/2051	3.000%	13,135,069	1,953,201
CMO Series 2021-175 Class IJ
10/20/2051	3.000%	13,467,118	1,856,749
CMO Series 2021-27 Class IN
02/20/2051	2.500%	8,728,762	979,467
CMO Series 2021-67 Class GI
04/20/2051	3.000%	13,849,713	1,762,494
CMO Series 2021-8 Class IO
01/20/2051	3.000%	24,409,793	3,410,436
CMO Series 2021-9 Class DI
01/20/2051	2.500%	12,386,435	1,669,762
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-9 Class MI
01/20/2051	2.500%	15,481,491	1,781,689
Government National Mortgage Association(b),(f)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	6.093%	2,234,084	504,139
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.096%	4,473,492	762,216
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	6.096%	3,039,887	509,278
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.096%	3,771,191	578,912
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	6.046%	6,364,803	1,395,844
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	6.046%	5,551,734	908,099
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	6.096%	4,763,962	969,685
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	6.096%	2,649,885	439,363
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.096%	3,579,103	728,223

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.096%	4,912,415	1,055,150
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	6.096%	4,372,965	673,380
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.946%	4,167,890	1,051,473
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	5.996%	8,684,967	1,380,012
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	5.943%	8,859,763	2,436,805
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	5.996%	21,399,082	4,006,469
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	6.096%	9,070,252	1,650,298
CMO Series 2020-133 Class SK
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2050	6.196%	18,274,987	3,967,217
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	1.650%	87,632,206	2,389,415
Government National Mortgage Association(d),(f)
CMO Series 2021-228 Class IJ
12/20/2051	2.500%	15,662,685	2,138,935
Government National Mortgage Association TBA(h)
01/20/2052	2.000%	20,000,000	20,190,625
01/20/2052	2.500%	25,000,000	25,616,211
01/20/2052	3.000%	35,000,000	36,226,367
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(h)
01/18/2037- 01/13/2052	2.500%	83,000,000	85,249,726
01/13/2052	2.000%	33,000,000	32,914,922
01/13/2052	3.000%	9,000,000	9,328,008
01/13/2052	3.500%	9,000,000	9,477,422
01/13/2052	4.000%	21,000,000	22,342,031
Total Residential Mortgage-Backed Securities - Agency (Cost $995,988,614)			989,239,292

Residential Mortgage-Backed Securities - Non-Agency 9.1%

American Mortgage Trust(c),(d),(e)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	10	6
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-1A Class M1B
1-month USD LIBOR + 1.600% 04/25/2028	1.702%	1,085,342	1,085,342
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2028	1.952%	4,638,632	4,638,635
BVRT Financing Trust(a),(b)
CMO Series 2021-1F Class M2
30-day Average SOFR + 2.050% Floor 2.050% 03/15/2038	2.088%	2,390,561	2,390,928
BVRT Financing Trust(a),(b),(c),(d)
CMO Series 2021-CRT1 Class M3
1-month USD LIBOR + 2.750% Floor 3.000% 01/10/2033	3.000%	9,600,000	9,636,000
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.852%	4,000,000	4,012,016
Citigroup Mortgage Loan Trust, Inc.(a),(e)
CMO Series 2014-A Class B2
01/25/2035	5.487%	1,194,954	1,220,762
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	2,549,205	2,622,056
Credit Suisse Mortgage Trust(a),(e)
CMO Series 2021-NQM1 Class A2
05/25/2065	0.994%	1,912,140	1,896,694
Ellington Financial Mortgage Trust(a),(e)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	1,200,000	1,212,291

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN3 Class M3
1-month USD LIBOR + 4.000% 08/25/2024	4.102%	2,772,853	2,823,284
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN4 Class M3
1-month USD LIBOR + 4.550% 10/25/2024	4.652%	3,773,385	3,866,194
GCAT LLC(a),(e)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	1,548,859	1,539,873
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class M1
11/25/2058	4.747%	3,875,000	3,881,170
Homeward Opportunities Fund I Trust(a),(e)
CMO Series 2019-3 Class M1
11/25/2059	3.518%	3,100,000	3,132,993
Legacy Mortgage Asset Trust(a),(e)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	4,503,558	4,505,110
Loan Revolving Advance Investment Trust(a),(b),(c),(d)
CMO Series 2021-1 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 12/31/2022	2.837%	4,000,000	4,000,000
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	2.838%	7,500,000	7,500,000
New Residential Mortgage Loan Trust(a),(e),(f)
CMO Series 2014-1A Class AIO
01/25/2054	2.328%	11,946,311	591,034
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.102%	2,072,258	2,069,968
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.952%	11,500,000	11,529,029
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.752%	10,500,000	10,511,279
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	1.852%	2,527,013	2,530,634
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 02/25/2030	1.552%	3,750,000	3,741,220
RBSSP Resecuritization Trust(a),(e)
CMO Series 2012-1 Class 5A2
12/27/2035	2.812%	95,295	95,240
Stanwich Mortgage Loan Co. LLC(a),(e)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	2,857,382	2,850,443
Station Place Securitization Trust(a),(b)
Subordinated CMO Series 2021-WL1 Class B
1-month USD LIBOR + 0.850% Floor 0.850% 01/26/2054	0.952%	1,666,667	1,668,272
VCAT LLC(a),(e)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	5,366,954	5,348,795
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $99,318,746)			100,899,268

Options Purchased Calls 0.0%
Value ($)
(Cost $2,028,810)	106,444

Options Purchased Puts 0.2%

(Cost $2,263,830)	2,160,101

Money Market Funds 7.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(i),(j)	81,680,775	81,664,439
Total Money Market Funds (Cost $81,669,780)		81,664,439
Total Investments in Securities (Cost: $1,355,848,390)		1,346,555,403
Other Assets & Liabilities, Net		(239,695,451)
Net Assets		1,106,859,952

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
At December 31, 2021, securities and/or cash totaling $3,289,719 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	935	03/2022	USD	121,988,281	691,306	—
U.S. Treasury 2-Year Note	9	03/2022	USD	1,963,547	—	(3,956)
U.S. Treasury 5-Year Note	33	03/2022	USD	3,992,227	—	(2,387)
Total					691,306	(6,343)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(13)	03/2022	USD	(2,085,688)	—	(2,568)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	67,800,000	67,800,000	1.00	01/21/2022	576,300	969
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	28,750,000	28,750,000	1.00	07/08/2022	293,250	101,163
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	70,000,000	70,000,000	1.00	01/20/2022	661,500	735
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	48,800,000	48,800,000	1.10	01/24/2022	497,760	3,577
Total							2,028,810	106,444

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	68,700,000	68,700,000	1.75	11/09/2022	1,607,580	1,617,782
5-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	62,500,000	62,500,000	1.50	05/20/2022	656,250	542,319
Total							2,263,830	2,160,101

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(25,000,000)	(25,000,000)	2.20	03/17/2022	(467,500)	(34,270)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(46,000,000)	(46,000,000)	1.10	05/03/2022	(195,500)	(182,689)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(46,400,000)	(46,400,000)	1.25	05/23/2022	(171,680)	(150,721)
2-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(46,400,000)	(46,400,000)	1.25	05/23/2022	(183,280)	(150,721)
Total							(1,017,960)	(518,401)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.156	USD	5,000,000	(446,094)	2,917	—	(942,457)	499,280	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.156	USD	5,000,000	(446,095)	2,917	—	(869,032)	425,854	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	3.952	USD	1,300,000	(61,547)	758	—	(195,309)	134,520	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.156	USD	3,000,000	(267,656)	1,750	—	(684,926)	419,020	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.156	USD	2,500,000	(223,046)	1,458	—	(413,811)	192,223	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	3.952	USD	10,000,000	(473,439)	5,834	—	(1,936,379)	1,468,774	—
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	16.154	USD	2,500,000	(501,562)	1,458	—	(139,178)	—	(360,926)
Total								(2,419,439)	17,092	—	(5,181,092)	3,139,671	(360,926)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $211,025,868, which represents 19.07% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $25,642,009, which represents 2.32% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(g)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(h)	Represents a security purchased on a when-issued basis.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	67,708,216	511,629,590	(497,668,026)	(5,341)	81,664,439	(2,919)	38,995	81,680,775
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	44,915,322	4,506,003	49,421,325
Commercial Mortgage-Backed Securities - Agency	—	55,669,775	—	55,669,775
Commercial Mortgage-Backed Securities - Non-Agency	—	67,394,759	—	67,394,759
Residential Mortgage-Backed Securities - Agency	—	987,100,357	2,138,935	989,239,292
Residential Mortgage-Backed Securities - Non-Agency	—	79,763,262	21,136,006	100,899,268
Options Purchased Calls	—	106,444	—	106,444
Options Purchased Puts	—	2,160,101	—	2,160,101
Money Market Funds	81,664,439	—	—	81,664,439
Total Investments in Securities	81,664,439	1,237,110,020	27,780,944	1,346,555,403
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset
Futures Contracts	691,306	—	—	691,306
Swap Contracts	—	3,139,671	—	3,139,671
Liability
Futures Contracts	(8,911)	—	—	(8,911)
Options Contracts Written	—	(518,401)	—	(518,401)
Swap Contracts	—	(360,926)	—	(360,926)
Total	82,346,834	1,239,370,364	27,780,944	1,349,498,142
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2021 ($)
Asset-Backed Securities — Non-Agency	—	—	—	6,003	4,500,000	—	—	—	4,506,003
Residential Mortgage-Backed Securities — Agency	—	(1,088)	—	(3,807)	2,143,830	—	—	—	2,138,935
Residential Mortgage-Backed Securities — Non-Agency	31	(11)	—	93,338	21,042,677	(29)	—	—	21,136,006
Total	31	(1,099)	—	95,534	27,686,507	(29)	—	—	27,780,944
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2021 was $95,534, which is comprised of Asset-Backed Securities - Non-Agency of $6,003, Residential Mortgage-Backed Securities - Agency of 3,807 and Residential Mortgage-Backed Securities - Non-Agency of $93,338.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, single market quotations, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,269,885,970)	$1,262,624,419
Affiliated issuers (cost $81,669,780)	81,664,439
Options purchased (cost $4,292,640)	2,266,545
Cash collateral held at broker for:
Swap contracts	1,090,000
TBA	165,000
Unrealized appreciation on swap contracts	3,139,671
Receivable for:
Investments sold	100,407
Capital shares sold	19,237
Dividends	5,390
Interest	3,932,709
Variation margin for futures contracts	61,180
Prepaid expenses	13,958
Total assets	1,355,082,955
Liabilities
Option contracts written, at value (premiums received $1,017,960)	518,401
Due to custodian	254,125
Unrealized depreciation on swap contracts	360,926
Upfront receipts on swap contracts	5,181,092
Payable for:
Investments purchased on a delayed delivery basis	241,657,733
Capital shares purchased	50,408
Variation margin for futures contracts	7,313
Management services fees	12,917
Distribution and/or service fees	501
Service fees	9,663
Compensation of board members	136,859
Compensation of chief compliance officer	208
Other expenses	32,857
Total liabilities	248,223,003
Net assets applicable to outstanding capital stock	$1,106,859,952
Represented by
Paid in capital	1,103,569,583
Total distributable earnings (loss)	3,290,369
Total - representing net assets applicable to outstanding capital stock	$1,106,859,952
Class 1
Net assets	$989,682,573
Shares outstanding	95,729,213
Net asset value per share	$10.34
Class 2
Net assets	$29,149,929
Shares outstanding	2,828,139
Net asset value per share	$10.31
Class 3
Net assets	$88,027,450
Shares outstanding	8,515,752
Net asset value per share	$10.34
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	19

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$38,995
Interest	26,133,002
Total income	26,171,997
Expenses:
Management services fees	4,793,567
Distribution and/or service fees
Class 2	75,202
Class 3	117,663
Service fees	104,648
Compensation of board members	52,652
Custodian fees	29,746
Printing and postage fees	16,606
Audit fees	39,500
Legal fees	20,244
Interest on collateral	11,469
Compensation of chief compliance officer	189
Other	15,241
Total expenses	5,276,727
Net investment income	20,895,270
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,407,231)
Investments — affiliated issuers	(2,919)
Futures contracts	(4,610,472)
Options purchased	6,046,700
Options contracts written	146,885
Swap contracts	(327,278)
Net realized loss	(5,154,315)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(27,394,717)
Investments — affiliated issuers	(5,341)
Futures contracts	443,706
Options purchased	(1,698,124)
Options contracts written	499,559
Swap contracts	745,179
Net change in unrealized appreciation (depreciation)	(27,409,738)
Net realized and unrealized loss	(32,564,053)
Net decrease in net assets resulting from operations	$(11,668,783)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$20,895,270	$23,495,706
Net realized gain (loss)	(5,154,315)	8,759,290
Net change in unrealized appreciation (depreciation)	(27,409,738)	18,541,850
Net increase (decrease) in net assets resulting from operations	(11,668,783)	50,796,846
Distributions to shareholders
Net investment income and net realized gains
Class 1	(36,370,983)	(26,573,424)
Class 2	(1,010,883)	(732,421)
Class 3	(3,261,776)	(2,745,187)
Total distributions to shareholders	(40,643,642)	(30,051,032)
Increase in net assets from capital stock activity	128,396,410	1,490,849
Total increase in net assets	76,083,985	22,236,663
Net assets at beginning of year	1,030,775,967	1,008,539,304
Net assets at end of year	$1,106,859,952	$1,030,775,967

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	11,577,438	125,938,508	4,808,744	51,824,479
Distributions reinvested	3,454,035	36,370,983	2,492,816	26,573,424
Redemptions	(2,905,221)	(31,442,584)	(7,345,291)	(79,205,170)
Net increase (decrease)	12,126,252	130,866,907	(43,731)	(807,267)
Class 2
Subscriptions	860,971	9,250,188	834,331	8,974,325
Distributions reinvested	96,183	1,010,883	68,837	732,421
Redemptions	(736,889)	(7,881,802)	(714,926)	(7,671,895)
Net increase	220,265	2,379,269	188,242	2,034,851
Class 3
Subscriptions	476,822	5,134,602	698,721	7,530,480
Distributions reinvested	309,760	3,261,776	257,281	2,745,187
Redemptions	(1,234,747)	(13,246,144)	(929,572)	(10,012,402)
Net increase (decrease)	(448,165)	(4,849,766)	26,430	263,265
Total net increase	11,898,352	128,396,410	170,941	1,490,849
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$10.83	0.20	(0.30)	(0.10)	(0.22)	(0.17)	(0.39)
Year Ended 12/31/2020	$10.62	0.25	0.29	0.54	(0.29)	(0.04)	(0.33)
Year Ended 12/31/2019	$10.23	0.30	0.38	0.68	(0.29)	—	(0.29)
Year Ended 12/31/2018	$10.35	0.30	(0.11)	0.19	(0.30)	(0.01)	(0.31)
Year Ended 12/31/2017	$10.32	0.29	0.05	0.34	(0.30)	(0.01)	(0.31)
Class 2
Year Ended 12/31/2021	$10.80	0.17	(0.29)	(0.12)	(0.20)	(0.17)	(0.37)
Year Ended 12/31/2020	$10.59	0.22	0.29	0.51	(0.26)	(0.04)	(0.30)
Year Ended 12/31/2019	$10.20	0.27	0.39	0.66	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.32	0.27	(0.11)	0.16	(0.27)	(0.01)	(0.28)
Year Ended 12/31/2017	$10.30	0.26	0.05	0.31	(0.28)	(0.01)	(0.29)
Class 3
Year Ended 12/31/2021	$10.83	0.19	(0.30)	(0.11)	(0.21)	(0.17)	(0.38)
Year Ended 12/31/2020	$10.62	0.24	0.28	0.52	(0.27)	(0.04)	(0.31)
Year Ended 12/31/2019	$10.23	0.28	0.39	0.67	(0.28)	—	(0.28)
Year Ended 12/31/2018	$10.35	0.28	(0.11)	0.17	(0.28)	(0.01)	(0.29)
Year Ended 12/31/2017	$10.32	0.27	0.06	0.33	(0.29)	(0.01)	(0.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Class 1	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class 2	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class 3	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$10.34	(0.95%)	0.45%(c)	0.45%(c)	1.88%	302%	$989,683
Year Ended 12/31/2020	$10.83	5.09%	0.46%(c)	0.46%(c)	2.32%	332%	$905,531
Year Ended 12/31/2019	$10.62	6.73%	0.46%(c)	0.46%(c)	2.83%	335%	$888,047
Year Ended 12/31/2018	$10.23	1.85%	0.46%(c)	0.46%(c)	2.91%	286%	$847,752
Year Ended 12/31/2017	$10.35	3.34%	0.48%	0.48%	2.77%	320%	$898,922
Class 2
Year Ended 12/31/2021	$10.31	(1.20%)	0.70%(c)	0.70%(c)	1.62%	302%	$29,150
Year Ended 12/31/2020	$10.80	4.85%	0.71%(c)	0.71%(c)	2.07%	332%	$28,163
Year Ended 12/31/2019	$10.59	6.50%	0.71%(c)	0.71%(c)	2.57%	335%	$25,616
Year Ended 12/31/2018	$10.20	1.60%	0.71%(c)	0.71%(c)	2.66%	286%	$22,932
Year Ended 12/31/2017	$10.32	2.99%	0.73%	0.73%	2.52%	320%	$24,782
Class 3
Year Ended 12/31/2021	$10.34	(1.07%)	0.58%(c)	0.58%(c)	1.74%	302%	$88,027
Year Ended 12/31/2020	$10.83	4.96%	0.58%(c)	0.58%(c)	2.20%	332%	$97,082
Year Ended 12/31/2019	$10.62	6.61%	0.59%(c)	0.59%(c)	2.71%	335%	$94,876
Year Ended 12/31/2018	$10.23	1.72%	0.58%(c)	0.58%(c)	2.78%	286%	$99,204
Year Ended 12/31/2017	$10.35	3.22%	0.61%	0.61%	2.65%	320%	$120,079
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	23

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
24	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to hedge the fair value of the Fund’s investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
26	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
28	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate risk. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	3,139,671*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	691,306*
Interest rate risk	Investments, at value — Options purchased	2,266,545
Total		6,097,522

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	360,926*
Credit risk	Upfront receipts on swap contracts	5,181,092
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	8,911*
Interest rate risk	Options contracts written, at value	518,401
Total		6,069,330

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	1,031,712	1,031,712
Interest rate risk	(4,610,472)	146,885	6,046,700	(1,358,990)	224,123
Total	(4,610,472)	146,885	6,046,700	(327,278)	1,255,835

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	745,179	745,179
Interest rate risk	443,706	499,559	(1,698,124)	—	(754,859)
Total	443,706	499,559	(1,698,124)	745,179	(9,680)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	260,704,620
Futures contracts — short	2,063,751
Credit default swap contracts — sell protection	29,300,000

Derivative instrument	Average value ($)*
Options contracts — purchased	12,698,576
Options contracts — written	(596,142)

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Interest rate swap contracts	20,073	(174,690)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
30	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
December 31, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
	Citi ($)(a)	Citi ($)(a)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Options purchased calls	102,132	-	-	4,312	106,444
Options purchased puts	-	-	-	2,160,101	2,160,101
OTC credit default swap contracts (b)	-	499,280	560,374	2,080,017	3,139,671
Total assets	102,132	499,280	560,374	4,244,430	5,406,216
Liabilities
Options contracts written	367,680	-	-	150,721	518,401
OTC credit default swap contracts (b)	-	942,457	1,064,341	3,535,220	5,542,018
Total liabilities	367,680	942,457	1,064,341	3,685,941	6,060,419
Total financial and derivative net assets	(265,548)	(443,177)	(503,967)	558,489	(654,203)
Total collateral received (pledged) (c)	-	(443,177)	(503,967)	558,489	(388,655)
Net amount (d)	(265,548)	-	-	-	(265,548)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
32	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
December 31, 2021
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.58%
Class 2	0.83
Class 3	0.705
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
34	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
At December 31, 2021, these differences were primarily due to differing treatment for trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, re-characterization of distributions for investments, swap investments, principal and/or interest of fixed income securities and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(348,688)	348,688	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
38,957,952	1,685,690	40,643,642	30,051,032	—	30,051,032
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
20,258,083	—	(7,535,407)	(9,296,580)
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,353,613,630	22,068,170	(31,364,750)	(9,296,580)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(7,535,407)	(7,535,407)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
December 31, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,061,268,157 and $4,018,807,329, respectively, for the year ended December 31, 2021, of which $3,866,934,942 and $3,866,392,749, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
36	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
December 31, 2021
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 98.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
38	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – U.S. Government Mortgage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – U.S. Government Mortgage Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
42	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
44	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021	45

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
46	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2021

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Columbia Variable Portfolio – U.S. Government Mortgage Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6489 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Dividend Opportunity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Dividend Opportunity Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2018
Yan Jin
Portfolio Manager
Managed Fund since 2018
Grace Lee. CAIA
Portfolio Manager
Managed Fund since 2020
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	26.16	11.29	11.64
Class 2	05/03/10	25.89	11.02	11.38
Class 3	09/15/99	26.02	11.16	11.51
MSCI USA High Dividend Yield Index (Net)		20.86	11.07	11.93
Russell 1000 Value Index		25.16	11.16	12.97
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	91.1
Convertible Preferred Stocks	8.5
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	4.2
Consumer Discretionary	6.0
Consumer Staples	11.7
Energy	8.0
Financials	19.1
Health Care	15.2
Industrials	8.6
Information Technology	12.1
Materials	1.9
Real Estate	6.6
Utilities	6.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 25.89%. The Fund outperformed the 20.86% return of its primary benchmark, the MSCI USA High Dividend Yield Index (Net), and the 25.16% gain for its secondary benchmark, the Russell 1000 Value Index.
Market overview
U.S. equities delivered impressive gains in 2021, as the rollout of COVID-19 vaccines allowed for a gradual resumption of normal business conditions. Economic growth and corporate earnings both came in well above expectations as a result, fueling investors’ appetite for risk and propelling the market higher. U.S. Federal Reserve policy was also supportive for most of the year, with ultra-low interest rates and the continuation of stimulative quantitative easing programs.
Although market leadership changed frequently throughout the course of the year, the value style underperformed growth for the full 12 months. In addition, the types of stable companies that typically pay above-average dividends trailed the broader market in the “risk-on” environment. We were able to overcome both of these potential headwinds on the strength of favorable individual stock selection, helping the Fund outperform the MSCI USA High Dividend Yield Index (Net) in each of the year’s four calendar quarters.
The Fund’s notable contributors during the period
•	The Fund gained a significant benefit from its overweight positions in the financials and energy sectors, as well as from the outperformance of its specific holdings in each area. We added to the portfolio’s weightings in these sectors in mid-2020 when they were lagging the broader market in the initial stages of the recovery from the sell-off earlier that year. At the time, a number of energy and financial stocks featured dividend yields that were well above the historical averages. Among these were Exxon Mobil Corp. and Chevron Corp. in energy, as well as JP Morgan Chase & Co. and Bank of America Corp. in financials. These and other Fund holdings in the two sectors performed very well in 2021 as the economy reopened, and they were the key factors in our outperformance.
•	Our strength in energy and financials illustrates the potential benefits of our approach, which strives to own what we see as the best dividend-paying stocks in the market regardless of their benchmark weightings. Coming into the year, we identified the most compelling opportunities in more cyclical areas such as energy and financials, as well as in the deeper-value segments of our investment universe. As a result, the Fund was positioned to capitalize on the reopening in a way that the primary benchmark couldn’t due to its lower economic sensitivity. We believe this underscores the importance of a flexible strategy that isn’t tied to a particular benchmark.
•	The Fund’s holdings in real estate, including the mall operator Simon Property Group, Inc., also contributed to results. We first bought the stock in early 2021, when its exposure to the bricks-and-mortar retail business had caused it to fall deeply out of favor. It has rebounded over the past two years as the economy has reopened, benefiting the Fund. Life Storage Inc., a newer holding, also registered gains. Demand for self-storage capacity increased considerably in 2021 as COVID-19 prompted people to move or rearrange their living spaces.
•	Technology was another area of strength. The value segment of tech didn’t provide competitive returns in 2020, but this trend began to improve over the past year. We capitalized on this shift through positions in companies such as Broadcom, Inc., which benefited from rising sales and the overall strength in the semiconductor sector, and Seagate Technology Holdings PLC, a data-storage company that successfully transitioned its business to faster-growth areas. We bought Seagate on weakness in 2020, and it has since risen considerably due to its shift to the data-center business and its decision to boost its dividend.
The Fund’s notable detractors during the period
•	At a time of positive returns for the index and favorable results for the Fund, few holdings stood out as meaningful underperformers. The majority of the detractors from relative performance were either underweights or zero weightings in strong-performing index constituents, such as Home Depot, Inc. and Qualcomm, Inc.
•	We also lost some ground in the consumer discretionary sector from positions in Gap Inc. and Best Buy Co. Inc. Retail, in general, came under pressure in the second half of the year due to the worries about the potential effects of supply chain disruptions.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,083.50	1,021.83	3.52	3.41	0.67
Class 2	1,000.00	1,000.00	1,082.40	1,020.57	4.83	4.69	0.92
Class 3	1,000.00	1,000.00	1,083.00	1,021.22	4.15	4.02	0.79
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 91.1%
Issuer	Shares	Value ($)
Communication Services 3.8%
Diversified Telecommunication Services 3.8%
AT&T, Inc.	600,000	14,760,000
Verizon Communications, Inc.	415,000	21,563,400
Total		36,323,400
Total Communication Services		36,323,400
Consumer Discretionary 5.2%
Hotels, Restaurants & Leisure 2.2%
Darden Restaurants, Inc.	32,500	4,895,800
McDonald’s Corp.	62,500	16,754,375
Total		21,650,175
Household Durables 1.0%
Newell Brands, Inc.	200,000	4,368,000
Whirlpool Corp.	22,500	5,279,850
Total		9,647,850
Specialty Retail 1.5%
Best Buy Co., Inc.	47,500	4,826,000
Home Depot, Inc. (The)	22,500	9,337,725
Total		14,163,725
Textiles, Apparel & Luxury Goods 0.5%
Tapestry, Inc.	115,000	4,669,000
Total Consumer Discretionary		50,130,750
Consumer Staples 11.7%
Beverages 4.6%
Coca-Cola Co. (The)	385,000	22,795,850
PepsiCo, Inc.	125,000	21,713,750
Total		44,509,600
Food & Staples Retailing 0.5%
Walgreens Boots Alliance, Inc.	97,500	5,085,600
Food Products 1.9%
Bunge Ltd.	60,000	5,601,600
JM Smucker Co. (The)	37,500	5,093,250
Kraft Heinz Co. (The)	200,000	7,180,000
Total		17,874,850
Household Products 2.1%
Procter & Gamble Co. (The)	120,000	19,629,600
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.6%
Altria Group, Inc.	150,000	7,108,500
Philip Morris International, Inc.	182,500	17,337,500
Total		24,446,000
Total Consumer Staples		111,545,650
Energy 7.9%
Oil, Gas & Consumable Fuels 7.9%
Chevron Corp.	280,000	32,858,000
Diamondback Energy, Inc.	50,000	5,392,500
Exxon Mobil Corp.	475,000	29,065,250
Valero Energy Corp.	115,000	8,637,650
Total		75,953,400
Total Energy		75,953,400
Financials 18.6%
Banks 10.7%
Bank of America Corp.	275,000	12,234,750
JPMorgan Chase & Co.	260,000	41,171,000
M&T Bank Corp.	60,000	9,214,800
PNC Financial Services Group, Inc. (The)	60,000	12,031,200
Truist Financial Corp.	225,000	13,173,750
U.S. Bancorp	255,000	14,323,350
Total		102,148,850
Capital Markets 4.5%
Ares Capital Corp.	235,000	4,979,650
BlackRock, Inc.	10,500	9,613,380
Morgan Stanley	187,500	18,405,000
State Street Corp.	105,000	9,765,000
Total		42,763,030
Consumer Finance 0.4%
OneMain Holdings, Inc.	85,000	4,253,400
Insurance 2.5%
MetLife, Inc.	150,000	9,373,500
Principal Financial Group, Inc.	100,000	7,233,000
Progressive Corp. (The)	72,500	7,442,125
Total		24,048,625
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 0.5%
Starwood Property Trust, Inc.	195,000	4,738,500
Total Financials		177,952,405
Health Care 13.9%
Biotechnology 2.8%
AbbVie, Inc.	200,000	27,080,000
Health Care Providers & Services 0.8%
CVS Health Corp.	72,500	7,479,100
Pharmaceuticals 10.3%
Bristol-Myers Squibb Co.	305,000	19,016,750
Johnson & Johnson	200,000	34,214,000
Merck & Co., Inc.	260,000	19,926,400
Pfizer, Inc.	425,000	25,096,250
Total		98,253,400
Total Health Care		132,812,500
Industrials 7.2%
Aerospace & Defense 2.0%
General Dynamics Corp.	25,000	5,211,750
Raytheon Technologies Corp.	160,000	13,769,600
Total		18,981,350
Air Freight & Logistics 2.2%
CH Robinson Worldwide, Inc.	45,000	4,843,350
United Parcel Service, Inc., Class B	75,000	16,075,500
Total		20,918,850
Electrical Equipment 0.8%
Eaton Corp. PLC	42,500	7,344,850
Machinery 1.2%
Caterpillar, Inc.	57,500	11,887,550
Road & Rail 1.0%
Union Pacific Corp.	40,000	10,077,200
Total Industrials		69,209,800
Information Technology 12.1%
Communications Equipment 3.3%
Cisco Systems, Inc.	425,000	26,932,250
Juniper Networks, Inc.	140,000	4,999,400
Total		31,931,650
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	125,000	4,653,750
IT Services 1.5%
International Business Machines Corp.	100,000	13,366,000
Kyndryl Holdings, Inc.(a)	26,500	479,650
Total		13,845,650
Semiconductors & Semiconductor Equipment 5.0%
Broadcom, Inc.	37,500	24,952,875
QUALCOMM, Inc.	52,500	9,600,675
Texas Instruments, Inc.	72,500	13,664,075
Total		48,217,625
Technology Hardware, Storage & Peripherals 1.8%
HP, Inc.	260,000	9,794,200
Seagate Technology Holdings PLC	65,000	7,343,700
Total		17,137,900
Total Information Technology		115,786,575
Materials 1.9%
Chemicals 1.9%
Dow, Inc.	160,000	9,075,200
Nutrien Ltd.	125,000	9,400,000
Total		18,475,200
Total Materials		18,475,200
Real Estate 6.5%
Equity Real Estate Investment Trusts (REITS) 6.5%
AvalonBay Communities, Inc.	20,000	5,051,800
Crown Castle International Corp.	47,500	9,915,150
Kimco Realty Corp.	215,000	5,299,750
Life Storage, Inc.	50,000	7,659,000
Medical Properties Trust, Inc.	325,000	7,679,750
Simon Property Group, Inc.	60,000	9,586,200
VICI Properties, Inc.	260,000	7,828,600
Welltower, Inc.	110,000	9,434,700
Total		62,454,950
Total Real Estate		62,454,950

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.3%
Electric Utilities 2.3%
American Electric Power Co., Inc.	85,000	7,562,450
Duke Energy Corp.	95,000	9,965,500
FirstEnergy Corp.	115,000	4,782,850
Total		22,310,800
Total Utilities		22,310,800
Total Common Stocks (Cost $708,113,076)		872,955,430

Convertible Preferred Stocks 8.5%
Issuer		Shares	Value ($)
Communication Services 0.4%
Diversified Telecommunication Services 0.4%
2020 Cash Mandatory Exchangeable Trust(b)	5.250%	3,900	4,066,569
Total Communication Services			4,066,569
Consumer Discretionary 0.7%
Auto Components 0.7%
Aptiv PLC	5.500%	37,500	6,915,000
Total Consumer Discretionary			6,915,000
Financials 0.5%
Capital Markets 0.5%
KKR & Co., Inc.	6.000%	50,000	4,676,000
Total Financials			4,676,000
Health Care 1.3%
Health Care Equipment & Supplies 1.3%
Becton Dickinson and Co.	6.000%	87,500	4,618,250
Danaher Corp.	5.000%	4,200	7,339,500
Total			11,957,750
Total Health Care			11,957,750
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Industrials 1.3%
Machinery 0.8%
Stanley Black & Decker, Inc.	5.250%	67,500	7,358,175
Professional Services 0.5%
Clarivate PLC	5.250%	55,000	4,991,800
Total Industrials			12,349,975
Utilities 4.3%
Electric Utilities 1.1%
NextEra Energy, Inc.	6.219%	175,000	10,139,500
Multi-Utilities 3.2%
Algonquin Power & Utilities Corp.	7.750%	140,000	6,585,084
DTE Energy Co.	6.250%	275,000	14,118,500
NiSource, Inc.	7.750%	90,000	10,110,600
Total			30,814,184
Total Utilities			40,953,684
Total Convertible Preferred Stocks (Cost $68,908,541)			80,918,978

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(c),(d)	4,105,348	4,104,527
Total Money Market Funds (Cost $4,104,527)		4,104,527
Total Investments in Securities (Cost: $781,126,144)		957,978,935
Other Assets & Liabilities, Net		(101,310)
Net Assets		957,877,625

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $4,066,569, which represents 0.42% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	3,014,973	217,632,526	(216,542,972)	—	4,104,527	(355)	3,493	4,105,348
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	36,323,400	—	—	36,323,400
Consumer Discretionary	50,130,750	—	—	50,130,750
Consumer Staples	111,545,650	—	—	111,545,650
Energy	75,953,400	—	—	75,953,400
Financials	177,952,405	—	—	177,952,405
Health Care	132,812,500	—	—	132,812,500
Industrials	69,209,800	—	—	69,209,800
Information Technology	115,786,575	—	—	115,786,575
Materials	18,475,200	—	—	18,475,200
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Real Estate	62,454,950	—	—	62,454,950
Utilities	22,310,800	—	—	22,310,800
Total Common Stocks	872,955,430	—	—	872,955,430
Convertible Preferred Stocks
Communication Services	—	4,066,569	—	4,066,569
Consumer Discretionary	—	6,915,000	—	6,915,000
Financials	—	4,676,000	—	4,676,000
Health Care	—	11,957,750	—	11,957,750
Industrials	—	12,349,975	—	12,349,975
Utilities	—	40,953,684	—	40,953,684
Total Convertible Preferred Stocks	—	80,918,978	—	80,918,978
Money Market Funds	4,104,527	—	—	4,104,527
Total Investments in Securities	877,059,957	80,918,978	—	957,978,935
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $777,021,617)	$953,874,408
Affiliated issuers (cost $4,104,527)	4,104,527
Receivable for:
Investments sold	5,048,746
Capital shares sold	1,160
Dividends	1,634,928
Foreign tax reclaims	174,491
Expense reimbursement due from Investment Manager	2,875
Prepaid expenses	14,160
Total assets	964,855,295
Liabilities
Due to custodian	3,097
Payable for:
Investments purchased	5,546,434
Capital shares purchased	1,020,462
Management services fees	18,274
Distribution and/or service fees	3,458
Service fees	57,670
Compensation of board members	303,372
Compensation of chief compliance officer	171
Other expenses	24,732
Total liabilities	6,977,670
Net assets applicable to outstanding capital stock	$957,877,625
Represented by
Trust capital	$957,877,625
Total - representing net assets applicable to outstanding capital stock	$957,877,625
Class 1
Net assets	$51,329,403
Shares outstanding	1,359,186
Net asset value per share	$37.76
Class 2
Net assets	$102,723,679
Shares outstanding	2,802,253
Net asset value per share	$36.66
Class 3
Net assets	$803,824,543
Shares outstanding	21,605,622
Net asset value per share	$37.20
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	13

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$34,517,683
Dividends — affiliated issuers	3,493
Foreign taxes withheld	(155,751)
Total income	34,365,425
Expenses:
Management services fees	6,624,102
Distribution and/or service fees
Class 2	226,932
Class 3	964,998
Service fees	603,536
Compensation of board members	83,868
Custodian fees	11,057
Printing and postage fees	56,454
Audit fees	63,137
Legal fees	18,503
Interest on interfund lending	4
Compensation of chief compliance officer	161
Other	44,492
Total expenses	8,697,244
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(895,959)
Total net expenses	7,801,285
Net investment income	26,564,140
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	169,830,485
Investments — affiliated issuers	(355)
Foreign currency translations	2,990
Net realized gain	169,833,120
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	26,535,530
Foreign currency translations	(20,957)
Net change in unrealized appreciation (depreciation)	26,514,573
Net realized and unrealized gain	196,347,693
Net increase in net assets resulting from operations	$222,911,833
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$26,564,140	$50,638,993
Net realized gain (loss)	169,833,120	(38,627,084)
Net change in unrealized appreciation (depreciation)	26,514,573	(6,046,579)
Net increase in net assets resulting from operations	222,911,833	5,965,330
Decrease in net assets from capital stock activity	(689,576,334)	(106,400,279)
Total decrease in net assets	(466,664,501)	(100,434,949)
Net assets at beginning of year	1,424,542,126	1,524,977,075
Net assets at end of year	$957,877,625	$1,424,542,126

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	112,523	3,955,037	686,686	17,956,960
Redemptions	(19,847,962)	(609,516,543)	(984,410)	(27,953,799)
Net decrease	(19,735,439)	(605,561,506)	(297,724)	(9,996,839)
Class 2
Subscriptions	349,447	11,713,774	226,949	5,924,093
Redemptions	(204,566)	(6,771,182)	(393,845)	(10,053,952)
Net increase (decrease)	144,881	4,942,592	(166,896)	(4,129,859)
Class 3
Subscriptions	19,959	681,359	61,989	1,565,540
Redemptions	(2,663,937)	(89,638,779)	(3,556,897)	(93,839,121)
Net decrease	(2,643,978)	(88,957,420)	(3,494,908)	(92,273,581)
Total net decrease	(22,234,536)	(689,576,334)	(3,959,528)	(106,400,279)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$29.93	0.97	6.86	7.83
Year Ended 12/31/2020	$29.59	1.04	(0.70)	0.34
Year Ended 12/31/2019	$23.85	0.85	4.89	5.74
Year Ended 12/31/2018	$25.30	0.85	(2.30)	(1.45)
Year Ended 12/31/2017	$22.12	0.89	2.29	3.18
Class 2
Year Ended 12/31/2021	$29.12	0.89	6.65	7.54
Year Ended 12/31/2020	$28.86	0.95	(0.69)	0.26
Year Ended 12/31/2019	$23.32	0.77	4.77	5.54
Year Ended 12/31/2018	$24.81	0.75	(2.24)	(1.49)
Year Ended 12/31/2017	$21.74	0.82	2.25	3.07
Class 3
Year Ended 12/31/2021	$29.52	0.94	6.74	7.68
Year Ended 12/31/2020	$29.22	1.00	(0.70)	0.30
Year Ended 12/31/2019	$23.58	0.81	4.83	5.64
Year Ended 12/31/2018	$25.05	0.79	(2.26)	(1.47)
Year Ended 12/31/2017	$21.92	0.86	2.27	3.13

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$37.76	26.16%	0.76%(c)	0.71%(c)	2.92%	38%	$51,329
Year Ended 12/31/2020	$29.93	1.15%	0.74%	0.73%	3.88%	54%	$631,347
Year Ended 12/31/2019	$29.59	24.07%	0.74%	0.72%	3.13%	46%	$632,898
Year Ended 12/31/2018	$23.85	(5.73%)	0.72%	0.72%	3.31%	87%	$537,062
Year Ended 12/31/2017	$25.30	14.38%	0.73%	0.73%	3.82%	62%	$832,599
Class 2
Year Ended 12/31/2021	$36.66	25.89%	1.04%(c)	0.94%(c)	2.66%	38%	$102,724
Year Ended 12/31/2020	$29.12	0.90%	0.99%	0.98%	3.64%	54%	$77,386
Year Ended 12/31/2019	$28.86	23.76%	0.99%	0.97%	2.88%	46%	$81,504
Year Ended 12/31/2018	$23.32	(6.01%)	0.97%	0.97%	2.99%	87%	$61,764
Year Ended 12/31/2017	$24.81	14.12%	0.98%	0.98%	3.58%	62%	$69,367
Class 3
Year Ended 12/31/2021	$37.20	26.02%	0.92%(c)	0.82%(c)	2.78%	38%	$803,825
Year Ended 12/31/2020	$29.52	1.03%	0.86%	0.85%	3.77%	54%	$715,809
Year Ended 12/31/2019	$29.22	23.92%	0.86%	0.84%	3.00%	46%	$810,575
Year Ended 12/31/2018	$23.58	(5.87%)	0.85%	0.84%	3.11%	87%	$749,273
Year Ended 12/31/2017	$25.05	14.28%	0.86%	0.86%	3.71%	62%	$939,770
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.69% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
20	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended December 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	167,142,434	25,812,834
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.67%	0.73%
Class 2	0.92	0.98
Class 3	0.795	0.855
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $360,341,644 and $1,027,539,987, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
22	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	200,000	0.69	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 93.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Dividend Opportunity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
26	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
30	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2021	31

Columbia Variable Portfolio – Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6468 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Large Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Large Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Large Cap Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2019
Tiffany Wade
Co-Portfolio Manager
Managed Fund since March 2021
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	28.73	23.74	19.10
Class 2	05/03/10	28.35	23.44	18.80
Class 3	09/15/99	28.54	23.57	18.95
Russell 1000 Growth Index		27.60	25.32	19.79
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	14.2
Consumer Discretionary	18.3
Consumer Staples	1.5
Financials	1.6
Health Care	10.8
Industrials	7.7
Information Technology	45.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2021)
Information Technology
Application Software	6.2
Data Processing & Outsourced Services	4.9
Electronic Equipment & Instruments	1.4
Semiconductor Equipment	1.8
Semiconductors	9.6
Systems Software	13.3
Technology Hardware, Storage & Peripherals	8.7
Total	45.9
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 74.25% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 28.35%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 27.60% for the same period.
Market overview
U.S. equities, including large-cap growth stocks, posted strong gains in 2021. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens, and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to high inflation, leading to increased market volatility. Nonetheless, the major large-cap indexes ended the year at or near all-time highs, with information technology and communication services stocks as the key drivers of market performance.
The Fund’s notable contributors during the period
•	Selections within information technology, industrials and health care led positive contributions to the Fund’s performance.
•	Within information technology positive contributors included NVIDIA Corp., Broadcom, Inc., Micron Technology, Inc. and Applied Materials, Inc., which have all benefited from a very strong semiconductor demand backdrop.
○	NVIDIA is a leader in developing chips for the gaming, automotive and mobile segments.
○	Broadcom is dominant in the data center and networking end markets.
○	Micron Technology is a leading designer and manufacturer of memory chips.
○	Supply chain constraints have pushed out chip delivery times and elongated the positive cycle for the broader semiconductor segment.
○	Several large chip manufacturers announced higher capital spending plans to increase production capacity which especially benefits semiconductor equipment manufacturer Applied Materials.
○	Financial services and accounting software firm Intuit, Inc. reported strong results throughout the year, demonstrating accelerating revenue growth and good margin expansion. Recent acquisitions of CreditKarma and MailChimp add to the company’s platform offerings and we believe should continue to deliver upside to estimates.
○	Finally, IT workflow company Atlassian Corp. PLC displayed strong growth driven by customer conversions to its cloud-based platform.
•	Within industrials, HVAC (heating, ventilation, and air conditioning) company Trane Technologies PLC benefited from a recovery in non-residential construction throughout the year. In addition, an increasing focus on air quality and energy efficiency has led to a recovery in organic growth and a strong backlog of business heading into 2022. We expect these trends to continue to be tailwinds for Trane for several years to come as investors and corporations increasingly focus on emissions reductions and sustainability.
•	Positive contributions within health care were highlighted by Eli Lily & Co. Sentiment with respect to the stock was boosted by the accelerated approval of a competitor’s Alzheimer’s drug, which paved the way for Eli Lily’s own donanemab treatment to gain breakthrough therapy status later in 2021, and it is on its way to accelerated approval. We believed donanemab would prove to be a superior product to its competitor’s product, and that Eli Lily continued to have one of the best R&D pipelines among pharmaceutical companies.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Contract research organization IQVIA Holdings, Inc. experienced a rebound in clinical trial work after a COVID-19 related pause in 2020. IQVIA continued to be differentiated from competitors based on its leading data and analytics services, and we believe a strong industry drug pipeline may support significant revenue growth going forward.
The Fund’s notable detractors during the period
•	Stock selection within consumer discretionary weighed most heavily on return during the period.
•	Within the consumer discretionary sector, shares of VF Corp., owner of such well-known footwear and apparel brands as Vans and North Face, suffered as the retailer’s in-store sales have been slow to recover from the COVID-19-induced setback. VF has been subject to the concerns weighing on the broader retail sector around supply chains and higher costs.
•	Shares of Amazon.com, Inc. lagged relative to the strong overall market performance seen in the year. After a very strong 2020 for both the retail and cloud businesses, the company faced tough comparisons. In addition, this year Amazon has been investing heavily to meet the surge in demand, which has weighed on margins. As with prior investment cycles, we expected Amazon’s elevated investment would leave the company even better positioned to continue to grow and take market share.
•	Finally, an underweight to electric vehicle manufacturer Tesla Motors, Inc. also detracted, as the company has managed supply chain constraints better than most other auto manufacturers and reported gross margins that were well above expectations.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,095.50	1,021.63	3.75	3.62	0.71
Class 2	1,000.00	1,000.00	1,093.80	1,020.37	5.07	4.89	0.96
Class 3	1,000.00	1,000.00	1,094.50	1,021.02	4.38	4.23	0.83
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.7%
Issuer	Shares	Value ($)
Communication Services 14.2%
Entertainment 1.0%
Electronic Arts, Inc.	206,248	27,204,111
Interactive Media & Services 13.2%
Alphabet, Inc., Class A(a)	28,969	83,924,352
Alphabet, Inc., Class C(a)	42,184	122,063,201
Match Group, Inc.(a)	234,761	31,047,142
Meta Platforms, Inc., Class A(a)	368,509	123,948,002
Total		360,982,697
Total Communication Services		388,186,808
Consumer Discretionary 18.2%
Automobiles 2.4%
Tesla Motors, Inc.(a)	62,921	66,493,654
Internet & Direct Marketing Retail 6.8%
Amazon.com, Inc.(a)	55,402	184,729,105
Multiline Retail 1.2%
Target Corp.	141,843	32,828,144
Specialty Retail 4.6%
Home Depot, Inc. (The)	199,654	82,858,407
TJX Companies, Inc. (The)	564,611	42,865,267
Total		125,723,674
Textiles, Apparel & Luxury Goods 3.2%
lululemon athletica, Inc.(a)	83,758	32,787,069
NIKE, Inc., Class B	332,848	55,475,776
Total		88,262,845
Total Consumer Discretionary		498,037,422
Consumer Staples 1.5%
Household Products 1.5%
Procter & Gamble Co. (The)	255,748	41,835,258
Total Consumer Staples		41,835,258
Financials 1.6%
Capital Markets 1.6%
S&P Global, Inc.	90,409	42,666,719
Total Financials		42,666,719
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 10.8%
Biotechnology 1.6%
BioMarin Pharmaceutical, Inc.(a)	171,808	15,179,237
Horizon Therapeutics PLC(a)	90,605	9,763,595
Vertex Pharmaceuticals, Inc.(a)	82,998	18,226,360
Total		43,169,192
Health Care Equipment & Supplies 1.3%
Stryker Corp.	133,380	35,668,480
Health Care Technology 1.2%
Veeva Systems Inc., Class A(a)	123,566	31,568,642
Life Sciences Tools & Services 3.7%
Agilent Technologies, Inc.	213,255	34,046,161
Danaher Corp.	95,548	31,436,247
IQVIA Holdings, Inc.(a)	128,040	36,125,206
Total		101,607,614
Pharmaceuticals 3.0%
Eli Lilly & Co.	190,695	52,673,773
Johnson & Johnson	176,200	30,142,534
Total		82,816,307
Total Health Care		294,830,235
Industrials 7.7%
Building Products 1.3%
Trane Technologies PLC	178,696	36,101,953
Commercial Services & Supplies 1.4%
Cintas Corp.	84,772	37,568,407
Construction & Engineering 1.0%
MasTec, Inc.(a)	305,871	28,225,776
Electrical Equipment 1.3%
AMETEK, Inc.	232,827	34,234,882
Machinery 1.0%
AGCO Corp.	239,401	27,775,304
Road & Rail 1.7%
Union Pacific Corp.	184,975	46,600,752
Total Industrials		210,507,074
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 45.7%
Electronic Equipment, Instruments & Components 1.4%
Zebra Technologies Corp., Class A(a)	62,740	37,342,848
IT Services 4.9%
PayPal Holdings, Inc.(a)	319,602	60,270,545
Visa, Inc., Class A	340,710	73,835,264
Total		134,105,809
Semiconductors & Semiconductor Equipment 11.3%
Applied Materials, Inc.	305,524	48,077,257
Broadcom, Inc.	94,411	62,822,024
Micron Technology, Inc.	385,363	35,896,563
NVIDIA Corp.	368,309	108,323,360
QUALCOMM, Inc.	301,167	55,074,409
Total		310,193,613
Software 19.4%
Adobe, Inc.(a)	109,837	62,284,169
Atlassian Corp. PLC, Class A(a)	93,696	35,725,348
Bill.com Holdings, Inc.(a)	86,504	21,552,472
Crowdstrike Holdings, Inc., Class A(a)	167,584	34,312,824
Common Stocks (continued)
Issuer	Shares	Value ($)
Intuit, Inc.	78,603	50,559,022
Microsoft Corp.	702,365	236,219,397
Palo Alto Networks, Inc.(a)	74,482	41,468,598
ServiceNow, Inc.(a)	76,084	49,386,885
Total		531,508,715
Technology Hardware, Storage & Peripherals 8.7%
Apple, Inc.	1,340,064	237,955,164
Total Information Technology		1,251,106,149
Total Common Stocks (Cost $1,493,046,034)		2,727,169,665

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	11,793,773	11,791,414
Total Money Market Funds (Cost $11,791,414)		11,791,414
Total Investments in Securities (Cost: $1,504,837,448)		2,738,961,079
Other Assets & Liabilities, Net		(4,149,304)
Net Assets		2,734,811,775

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	28,352,567	512,436,537	(528,997,690)	—	11,791,414	(612)	18,537	11,793,773
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	388,186,808	—	—	388,186,808
Consumer Discretionary	498,037,422	—	—	498,037,422
Consumer Staples	41,835,258	—	—	41,835,258
Financials	42,666,719	—	—	42,666,719
Health Care	294,830,235	—	—	294,830,235
Industrials	210,507,074	—	—	210,507,074
Information Technology	1,251,106,149	—	—	1,251,106,149
Total Common Stocks	2,727,169,665	—	—	2,727,169,665
Money Market Funds	11,791,414	—	—	11,791,414
Total Investments in Securities	2,738,961,079	—	—	2,738,961,079
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,493,046,034)	$2,727,169,665
Affiliated issuers (cost $11,791,414)	11,791,414
Receivable for:
Capital shares sold	24,718
Dividends	264,730
Foreign tax reclaims	65,975
Prepaid expenses	22,648
Total assets	2,739,339,150
Liabilities
Due to custodian	28,513
Payable for:
Capital shares purchased	4,050,948
Management services fees	50,941
Distribution and/or service fees	2,518
Service fees	74,573
Compensation of board members	289,774
Compensation of chief compliance officer	495
Other expenses	29,613
Total liabilities	4,527,375
Net assets applicable to outstanding capital stock	$2,734,811,775
Represented by
Trust capital	$2,734,811,775
Total - representing net assets applicable to outstanding capital stock	$2,734,811,775
Class 1
Net assets	$2,205,624,141
Shares outstanding	58,121,850
Net asset value per share	$37.95
Class 2
Net assets	$201,389,120
Shares outstanding	5,464,553
Net asset value per share	$36.85
Class 3
Net assets	$327,798,514
Shares outstanding	8,756,632
Net asset value per share	$37.43
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	11

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$19,865,575
Dividends — affiliated issuers	18,537
Interfund lending	60
Foreign taxes withheld	(37,767)
Total income	19,846,405
Expenses:
Management services fees	18,126,572
Distribution and/or service fees
Class 2	459,608
Class 3	388,874
Service fees	629,978
Compensation of board members	100,710
Custodian fees	19,376
Printing and postage fees	39,464
Audit fees	30,280
Legal fees	34,195
Interest on interfund lending	32
Compensation of chief compliance officer	477
Other	44,346
Total expenses	19,873,912
Net investment loss	(27,507)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	408,555,330
Investments — affiliated issuers	(612)
Net realized gain	408,554,718
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	271,550,109
Net change in unrealized appreciation (depreciation)	271,550,109
Net realized and unrealized gain	680,104,827
Net increase in net assets resulting from operations	$680,077,320
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$(27,507)	$4,893,639
Net realized gain	408,554,718	348,328,282
Net change in unrealized appreciation (depreciation)	271,550,109	292,133,949
Net increase in net assets resulting from operations	680,077,320	645,355,870
Decrease in net assets from capital stock activity	(335,520,007)	(317,258,835)
Total increase in net assets	344,557,313	328,097,035
Net assets at beginning of year	2,390,254,462	2,062,157,427
Net assets at end of year	$2,734,811,775	$2,390,254,462

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,662,272	110,089,652	2,118,172	47,842,154
Redemptions	(11,469,683)	(405,470,939)	(13,889,012)	(332,789,308)
Net decrease	(7,807,411)	(295,381,287)	(11,770,840)	(284,947,154)
Class 2
Subscriptions	729,388	24,141,618	851,450	20,261,963
Redemptions	(896,164)	(29,713,741)	(1,360,300)	(31,836,271)
Net decrease	(166,776)	(5,572,123)	(508,850)	(11,574,308)
Class 3
Subscriptions	79,093	2,449,173	219,840	5,293,376
Redemptions	(1,100,569)	(37,015,770)	(1,110,053)	(26,030,749)
Net decrease	(1,021,476)	(34,566,597)	(890,213)	(20,737,373)
Total net decrease	(8,995,663)	(335,520,007)	(13,169,903)	(317,258,835)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$29.48	0.01	8.46	8.47
Year Ended 12/31/2020	$21.88	0.06	7.54	7.60
Year Ended 12/31/2019	$16.10	0.04	5.74	5.78
Year Ended 12/31/2018	$16.76	0.03	(0.69)	(0.66)
Year Ended 12/31/2017	$13.08	0.05	3.63	3.68
Class 2
Year Ended 12/31/2021	$28.71	(0.07)	8.21	8.14
Year Ended 12/31/2020	$21.36	0.00(d)	7.35	7.35
Year Ended 12/31/2019	$15.76	(0.01)	5.61	5.60
Year Ended 12/31/2018	$16.44	(0.02)	(0.66)	(0.68)
Year Ended 12/31/2017	$12.86	0.02	3.56	3.58
Class 3
Year Ended 12/31/2021	$29.12	(0.03)	8.34	8.31
Year Ended 12/31/2020	$21.64	0.03	7.45	7.48
Year Ended 12/31/2019	$15.94	0.01	5.69	5.70
Year Ended 12/31/2018	$16.62	0.01	(0.69)	(0.68)
Year Ended 12/31/2017	$12.99	0.04	3.59	3.63

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$37.95	28.73%	0.71%(c)	0.71%(c)	0.03%	46%	$2,205,624
Year Ended 12/31/2020	$29.48	34.74%	0.73%	0.73%	0.26%	57%	$1,943,859
Year Ended 12/31/2019	$21.88	35.90%	0.73%	0.73%	0.19%	39%	$1,700,174
Year Ended 12/31/2018	$16.10	(3.94%)	0.74%	0.74%	0.16%	27%	$1,312,513
Year Ended 12/31/2017	$16.76	28.14%	0.77%	0.76%	0.36%	35%	$1,408,054
Class 2
Year Ended 12/31/2021	$36.85	28.35%	0.96%(c)	0.96%(c)	(0.21%)	46%	$201,389
Year Ended 12/31/2020	$28.71	34.41%	0.98%	0.98%	0.02%	57%	$161,648
Year Ended 12/31/2019	$21.36	35.53%	0.98%	0.98%	(0.06%)	39%	$131,133
Year Ended 12/31/2018	$15.76	(4.14%)	0.99%	0.99%	(0.09%)	27%	$108,782
Year Ended 12/31/2017	$16.44	27.84%	1.02%	1.01%	0.11%	35%	$121,608
Class 3
Year Ended 12/31/2021	$37.43	28.54%	0.83%(c)	0.83%(c)	(0.09%)	46%	$327,799
Year Ended 12/31/2020	$29.12	34.57%	0.85%	0.85%	0.14%	57%	$284,747
Year Ended 12/31/2019	$21.64	35.76%	0.86%	0.86%	0.06%	39%	$230,850
Year Ended 12/31/2018	$15.94	(4.09%)	0.86%	0.86%	0.04%	27%	$196,874
Year Ended 12/31/2017	$16.62	27.94%	0.89%	0.88%	0.23%	35%	$232,010
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	15

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	17

Notes to Financial Statements  (continued)
December 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.68% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
18	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended December 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
25,043,751	—	—
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021	Contractual expense cap prior to May 1, 2021
Class 1	0.75%	0.75%	0.75%
Class 2	1.00	1.00	1.00
Class 3	0.875	0.875	0.875
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,213,962,024 and $1,525,537,712, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,900,000	0.61	1
Lender	1,550,000	0.69	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The
20	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 91.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Large Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	23

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
24	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
26	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
28	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2021	29

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Columbia Variable Portfolio – Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6464 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – High Yield Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – High Yield Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – High Yield Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	4.98	6.06	6.61
Class 2	05/03/10	4.79	5.76	6.33
Class 3	05/01/96	4.86	5.90	6.47
ICE BofA US Cash Pay High Yield Constrained Index		5.27	6.07	6.68
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The ICE BofA US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Convertible Bonds	0.6
Corporate Bonds & Notes	93.3
Foreign Government Obligations	0.3
Money Market Funds	2.6
Senior Loans	3.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2021)
BBB rating	0.8
BB rating	44.6
B rating	38.3
CCC rating	16.3
CC rating	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2021, the Fund’s Class 2 shares returned 4.79%. The Fund underperformed its benchmark, the ICE BofA US Cash Pay High Yield Constrained Index, which returned 5.27% during the same time period.
Market overview
As pandemic-related restrictions were eased over the period, robust economic growth and corporate earnings supported risk sentiment and credit-oriented segments of the bond market. In addition, both U.S. monetary and fiscal policy were highly supportive for much of the period. In this vein, Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer-term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation driven by post-pandemic supply chain disruptions and rising commodity prices, leading to increased market volatility. The Fed officially tightened policy in November as it began tapering its monthly bond purchases. In December, the Fed accelerated the timetable for ending its bond purchase program and signaled the likelihood of three increases in the fed funds rate in 2022.
Investment-grade bond market returns for the 12 months were generally muted given the move higher in U.S. Treasury yields. To illustrate, the 10-year Treasury note yield, which entered the year at 0.93%, reached as high as 1.74% at the end of the first quarter before drifting lower and ending 2021 at 1.52%. Less interest rate sensitive, high-yield corporate bonds in aggregate posted solid positive returns driven by strong credit fundamentals and higher energy prices.
The Fund’s notable detractors during the period
•	Detractors from the Fund’s relative performance included an overweight allocation to utilities and cable companies, which had positive absolute returns but lagged the overall market rally.
•	Defensive positioning within oil field equipment & services also detracted given the rally in the energy sector supported by higher commodity prices.
The Fund’s notable contributors during the period
•	Security selection and industry allocation both contributed positively to the Fund’s performance relative to the benchmark for the annual period.
•	Security selection within energy led to positive contributions, most notably selection among exploration & production companies. Specifically, the Fund had overweight positions in select energy issuers that benefited from the improving commodity price environment.
•	Security selection was positive across several additional sectors beyond energy, driven by idiosyncratic factors. In this vein, the Fund’s holdings within the consumer/commercial/lease financing, media content, specialty retail and wireline telecommunication segments outperformed.
•	In terms of sector allocation, underweight exposures to managed care and integrated electric utilities proved additive.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,017.20	1,021.83	3.41	3.41	0.67
Class 2	1,000.00	1,000.00	1,015.00	1,020.57	4.67	4.69	0.92
Class 3	1,000.00	1,000.00	1,016.00	1,021.17	4.07	4.08	0.80
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Convertible Bonds 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.6%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	1,935,000	1,831,580
Total Convertible Bonds (Cost $1,821,275)			1,831,580

Corporate Bonds & Notes 92.4%

Aerospace & Defense 1.6%
Bombardier, Inc.(a)
04/15/2027	7.875%	657,000	681,303
02/15/2028	6.000%	439,000	440,101
Moog, Inc.(a)
12/15/2027	4.250%	440,000	443,020
TransDigm, Inc.(a)
12/15/2025	8.000%	688,000	725,715
03/15/2026	6.250%	678,000	704,533
TransDigm, Inc.
11/15/2027	5.500%	1,054,000	1,086,254
01/15/2029	4.625%	1,168,000	1,164,465
05/01/2029	4.875%	111,000	111,307
Total			5,356,698
Airlines 1.8%
Air Canada(a)
08/15/2026	3.875%	718,000	734,161
American Airlines, Inc.(a)
07/15/2025	11.750%	425,000	528,384
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	1,744,000	1,815,005
Delta Air Lines, Inc.
01/15/2026	7.375%	144,000	169,085
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	523,000	550,109
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	960,154	1,006,972
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	606,402	648,179
United Airlines, Inc.(a)
04/15/2026	4.375%	505,000	526,916
Total			5,978,811
Automotive 3.7%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	685,000	700,153
04/01/2027	6.500%	44,000	45,794
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clarios Global LP(a)
05/15/2025	6.750%	255,000	267,527
Ford Motor Co.
02/12/2032	3.250%	573,000	586,611
01/15/2043	4.750%	790,000	873,102
Ford Motor Credit Co. LLC
03/18/2024	5.584%	1,777,000	1,914,757
11/01/2024	4.063%	400,000	421,053
06/16/2025	5.125%	414,000	451,418
11/13/2025	3.375%	728,000	755,369
08/17/2027	4.125%	689,000	743,777
02/16/2028	2.900%	410,000	411,936
11/13/2030	4.000%	493,000	530,155
IAA Spinco, Inc.(a)
06/15/2027	5.500%	182,000	188,801
Jaguar Land Rover Automotive PLC(a)
07/15/2029	5.500%	486,000	480,550
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,875,000	1,898,764
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	761,000	806,782
Real Hero Merger Sub 2, Inc.(a)
02/01/2029	6.250%	264,000	264,237
Tenneco, Inc.(a)
01/15/2029	7.875%	679,000	736,563
Total			12,077,349
Brokerage/Asset Managers/Exchanges 1.3%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	246,000	273,781
AG Issuer LLC(a)
03/01/2028	6.250%	243,000	252,585
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	294,000	301,910
Hightower Holding LLC(a)
04/15/2029	6.750%	736,000	755,196
NFP Corp.(a)
08/15/2028	4.875%	744,000	754,244
08/15/2028	6.875%	1,947,000	1,954,647
Total			4,292,363
Building Materials 1.3%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	797,000	815,409
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	514,000	532,354
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	7

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	393,000	390,375
Interface, Inc.(a)
12/01/2028	5.500%	119,000	124,675
SRS Distribution, Inc.(a)
07/01/2028	4.625%	356,000	358,932
07/01/2029	6.125%	694,000	706,919
12/01/2029	6.000%	686,000	690,101
White Cap Buyer LLC(a)
10/15/2028	6.875%	653,000	683,571
Total			4,302,336
Cable and Satellite 6.8%
CCO Holdings LLC/Capital Corp.(a)
05/01/2026	5.500%	199,000	205,277
02/01/2028	5.000%	666,000	690,527
06/01/2029	5.375%	749,000	808,601
03/01/2030	4.750%	1,876,000	1,955,684
CSC Holdings LLC(a)
02/01/2028	5.375%	829,000	856,972
02/01/2029	6.500%	2,867,000	3,075,895
01/15/2030	5.750%	338,000	337,953
02/15/2031	3.375%	731,000	684,390
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	386,000	395,411
DISH DBS Corp.(a)
12/01/2028	5.750%	1,445,000	1,461,044
DISH DBS Corp.
06/01/2029	5.125%	2,382,000	2,167,335
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	805,000	815,847
09/15/2028	6.500%	1,803,000	1,811,686
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	607,000	606,831
07/01/2030	4.125%	1,100,000	1,102,950
Videotron Ltd.(a)
06/15/2029	3.625%	401,000	405,133
Virgin Media Finance PLC(a)
07/15/2030	5.000%	801,000	800,482
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	789,000	812,975
Ziggo BV(a)
01/15/2027	5.500%	1,402,000	1,443,988
01/15/2030	4.875%	2,067,000	2,118,733
Total			22,557,714
Chemicals 2.5%
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	509,000	493,152
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	642,000	670,115
Element Solutions, Inc.(a)
09/01/2028	3.875%	956,000	967,851
HB Fuller Co.
10/15/2028	4.250%	292,000	300,778
Herens Holdco Sarl(a)
05/15/2028	4.750%	740,000	724,888
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	439,000	467,743
Ingevity Corp.(a)
11/01/2028	3.875%	781,000	761,572
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	755,000	819,503
Iris Holdings, Inc.(a),(b)
02/15/2026	8.750%	353,000	356,308
SPCM SA(a)
03/15/2027	3.125%	301,000	297,467
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	303,000	306,770
09/30/2029	7.500%	170,000	172,577
WR Grace Holdings LLC(a)
06/15/2027	4.875%	850,000	873,073
08/15/2029	5.625%	1,151,000	1,182,430
Total			8,394,227
Construction Machinery 1.0%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	1,253,000	1,246,238
Herc Holdings, Inc.(a)
07/15/2027	5.500%	782,000	814,097
PECF USS Intermediate Holding III Corp.(a)
11/15/2029	8.000%	90,000	93,150
Ritchie Bros Holdings, Inc.(a)
12/15/2031	4.750%	889,000	927,563
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	364,000	367,965
Total			3,449,013
Consumer Cyclical Services 1.8%
APX Group, Inc.(a)
02/15/2027	6.750%	186,000	196,514
07/15/2029	5.750%	335,000	331,654
Arches Buyer, Inc.(a)
06/01/2028	4.250%	237,000	237,053
12/01/2028	6.125%	142,000	142,945
Match Group, Inc.(a)
06/01/2028	4.625%	452,000	470,106

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Staples, Inc.(a)
04/15/2026	7.500%	800,000	821,636
04/15/2027	10.750%	176,000	165,781
Uber Technologies, Inc.(a)
05/15/2025	7.500%	647,000	681,626
08/15/2029	4.500%	2,782,000	2,839,728
Total			5,887,043
Consumer Products 0.8%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	502,000	526,820
Mattel, Inc.(a)
12/15/2027	5.875%	671,000	721,385
Mattel, Inc.
11/01/2041	5.450%	141,000	168,285
Prestige Brands, Inc.(a)
01/15/2028	5.125%	335,000	348,665
Spectrum Brands, Inc.
07/15/2025	5.750%	511,000	522,197
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	297,000	297,712
Total			2,585,064
Diversified Manufacturing 1.1%
Madison IAQ LLC(a)
06/30/2028	4.125%	262,000	263,380
06/30/2029	5.875%	842,000	842,087
Resideo Funding, Inc.(a)
09/01/2029	4.000%	569,000	558,048
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	257,000	269,938
Welbilt, Inc.
02/15/2024	9.500%	308,000	311,181
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	740,000	783,731
06/15/2028	7.250%	572,000	628,926
Total			3,657,291
Electric 4.8%
Atlantica Sustainable Infrastructure PLC(a)
06/15/2028	4.125%	470,000	473,980
Calpine Corp.(a)
06/01/2026	5.250%	196,000	201,086
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	909,000	958,449
02/15/2031	3.750%	1,770,000	1,769,351
01/15/2032	3.750%	1,003,000	998,740
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstEnergy Corp.
11/15/2031	7.375%	225,000	303,907
FirstEnergy Corp.(c)
07/15/2047	5.350%	338,000	402,894
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	943,000	953,097
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	495,000	514,850
09/15/2027	4.500%	2,263,000	2,440,151
NRG Energy, Inc.(a)
02/15/2029	3.375%	415,000	406,215
06/15/2029	5.250%	1,846,000	1,976,369
02/15/2031	3.625%	677,000	663,158
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	259,000	269,778
PG&E Corp.
07/01/2028	5.000%	360,000	378,481
07/01/2030	5.250%	516,000	540,983
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	604,000	641,136
01/15/2030	4.750%	624,000	654,856
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	653,000	675,190
07/31/2027	5.000%	277,000	287,551
05/01/2029	4.375%	495,000	496,870
Total			16,007,092
Environmental 1.4%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	463,000	476,299
08/01/2025	3.750%	633,000	641,934
12/15/2026	5.125%	405,000	422,215
08/01/2028	4.000%	547,000	536,808
06/15/2029	4.750%	802,000	807,821
08/15/2029	4.375%	439,000	435,069
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,386,000	1,385,853
Total			4,705,999
Finance Companies 1.8%
Global Aircraft Leasing Co., Ltd.(a),(b)
09/15/2024	6.500%	322,429	311,438
Navient Corp.
03/15/2028	4.875%	487,000	486,388
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	1,140,000	1,177,454
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	343,000	344,620
03/01/2031	3.875%	459,000	467,613

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	2,121,000	2,149,392
Springleaf Finance Corp.
03/15/2024	6.125%	974,000	1,032,735
Total			5,969,640
Food and Beverage 3.9%
Aramark Services, Inc.(a)
05/01/2025	6.375%	238,000	248,754
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,591,000	1,636,727
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	390,000	398,949
Kraft Heinz Foods Co.
06/01/2046	4.375%	748,000	877,848
10/01/2049	4.875%	678,000	853,941
Kraft Heinz Foods Co. (The)
07/15/2045	5.200%	436,000	555,788
Lamb Weston Holdings, Inc.(a)
01/31/2030	4.125%	654,000	671,836
01/31/2032	4.375%	424,000	437,436
Performance Food Group, Inc.(a)
05/01/2025	6.875%	170,000	178,553
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	1,634,000	1,717,207
03/01/2032	3.500%	1,524,000	1,545,382
Post Holdings, Inc.(a)
03/01/2027	5.750%	647,000	669,082
01/15/2028	5.625%	440,000	466,417
04/15/2030	4.625%	638,000	647,515
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	498,000	493,755
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	377,000	371,544
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	485,000	468,886
US Foods, Inc.(a)
06/01/2030	4.625%	502,000	508,147
Total			12,747,767
Gaming 4.5%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	117,000	125,277
06/15/2031	4.750%	157,000	160,929
Boyd Gaming Corp.
12/01/2027	4.750%	675,000	693,796
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	1,474,000	1,482,371
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCM Merger, Inc.(a)
05/01/2026	6.375%	505,000	530,254
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	237,000	247,719
07/01/2025	6.250%	989,000	1,038,810
07/01/2027	8.125%	836,000	925,336
International Game Technology PLC(a)
02/15/2025	6.500%	1,139,000	1,246,520
04/15/2026	4.125%	339,000	348,520
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	480,000	513,339
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	400,000	426,972
02/15/2029	3.875%	141,000	148,703
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	1,001,000	1,015,848
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	376,000	366,014
Scientific Games International, Inc.(a)
07/01/2025	8.625%	337,000	360,712
10/15/2025	5.000%	1,287,000	1,324,473
03/15/2026	8.250%	1,323,000	1,394,721
05/15/2028	7.000%	369,000	395,045
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	561,000	584,150
02/15/2027	3.750%	305,000	315,142
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	874,000	903,752
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	159,000	166,950
10/01/2029	5.125%	175,000	177,996
Total			14,893,349
Health Care 6.4%
180 Medical, Inc.(a)
10/15/2029	3.875%	200,000	202,516
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	138,000	144,966
04/15/2029	5.000%	184,000	190,436
AdaptHealth LLC(a)
03/01/2030	5.125%	989,000	1,011,504
Avantor Funding, Inc.(a)
07/15/2028	4.625%	764,000	802,867
11/01/2029	3.875%	1,334,000	1,347,636
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	178,000	184,845
04/01/2030	3.500%	403,000	402,225

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	249,000	259,418
03/15/2029	3.750%	249,000	252,846
03/15/2031	4.000%	199,000	203,844
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	897,000	928,408
03/15/2026	8.000%	375,000	393,948
03/15/2027	5.625%	197,000	208,362
04/15/2029	6.875%	654,000	667,890
HCA, Inc.
09/01/2028	5.625%	530,000	619,062
02/01/2029	5.875%	527,000	628,423
09/01/2030	3.500%	980,000	1,035,040
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%	297,000	298,375
Mozart Debt Merger Sub, Inc.(a)
10/01/2029	5.250%	303,000	307,718
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	98,000	103,406
02/01/2028	7.250%	130,000	139,674
Radiology Partners, Inc.(a)
02/01/2028	9.250%	457,000	480,129
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	1,872,000	1,900,392
Select Medical Corp.(a)
08/15/2026	6.250%	1,190,000	1,260,665
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	86,000	86,811
04/15/2027	10.000%	376,000	399,758
Syneos Health, Inc.(a)
01/15/2029	3.625%	244,000	240,567
Teleflex, Inc.
11/15/2027	4.625%	693,000	720,547
Teleflex, Inc.(a)
06/01/2028	4.250%	223,000	229,387
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	669,000	702,724
02/01/2027	6.250%	886,000	916,831
11/01/2027	5.125%	1,522,000	1,586,815
10/01/2028	6.125%	768,000	811,478
01/15/2030	4.375%	618,000	626,461
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	750,000	784,814
Total			21,080,788
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.4%
Centene Corp.
10/15/2030	3.000%	1,123,000	1,142,676
08/01/2031	2.625%	319,000	313,809
Total			1,456,485
Home Construction 0.7%
Meritage Homes Corp.(a)
04/15/2029	3.875%	349,000	367,751
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	385,000	394,026
04/01/2029	4.750%	102,000	104,389
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	513,000	536,123
03/01/2024	5.625%	848,000	905,506
Total			2,307,795
Independent Energy 6.3%
Apache Corp.
11/15/2025	4.625%	387,000	416,112
11/15/2027	4.875%	514,000	561,019
10/15/2028	4.375%	225,000	245,220
01/15/2030	4.250%	341,000	370,008
09/01/2040	5.100%	500,000	565,080
02/01/2042	5.250%	171,000	197,688
04/15/2043	4.750%	571,000	628,148
01/15/2044	4.250%	123,000	125,543
Callon Petroleum Co.
10/01/2024	6.125%	673,000	663,976
07/01/2026	6.375%	2,277,000	2,202,359
Callon Petroleum Co.(a)
08/01/2028	8.000%	763,000	778,938
CNX Resources Corp.(a)
03/14/2027	7.250%	771,000	817,559
01/15/2029	6.000%	310,000	322,403
Comstock Resources, Inc.(a)
03/01/2029	6.750%	336,000	364,326
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	249,000	258,511
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	199,000	212,267
EQT Corp.
01/15/2029	5.000%	294,000	327,252
EQT Corp.(c)
02/01/2030	7.500%	566,000	726,636
EQT Corp.(a)
05/15/2031	3.625%	156,000	162,776
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	133,000	141,597

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Matador Resources Co.
09/15/2026	5.875%	1,155,000	1,185,069
Occidental Petroleum Corp.
04/15/2026	3.400%	1,134,000	1,162,861
08/15/2026	3.200%	270,000	278,052
08/15/2029	3.500%	759,000	779,101
09/01/2030	6.625%	1,099,000	1,360,419
01/01/2031	6.125%	263,000	319,234
09/15/2036	6.450%	346,000	441,164
08/15/2039	4.300%	416,000	415,059
06/15/2045	4.625%	872,000	906,880
04/15/2046	4.400%	1,860,000	1,919,576
03/15/2048	4.200%	350,000	349,946
SM Energy Co.
01/15/2027	6.625%	190,000	197,002
07/15/2028	6.500%	272,000	283,166
Southwestern Energy Co.
02/01/2032	4.750%	1,103,000	1,162,676
Total			20,847,623
Leisure 3.1%
Carnival Corp.(a)
03/01/2026	7.625%	1,955,000	2,047,280
03/01/2027	5.750%	1,062,000	1,061,730
05/01/2029	6.000%	810,000	805,733
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	464,000	482,236
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	265,000	282,766
Cinemark USA, Inc.(a)
03/15/2026	5.875%	942,000	951,464
07/15/2028	5.250%	446,000	434,879
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	297,000	305,292
NCL Corp., Ltd.(a)
12/15/2024	3.625%	280,000	265,005
03/15/2026	5.875%	848,000	849,347
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	857,000	832,082
08/31/2026	5.500%	634,000	644,624
04/01/2028	5.500%	647,000	656,319
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	433,000	437,623
Viking Cruises Ltd.(a)
09/15/2027	5.875%	171,000	162,690
Total			10,219,070
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	310,000	322,314
Media and Entertainment 2.9%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	2,115,000	2,141,719
Clear Channel International BV(a)
08/01/2025	6.625%	625,000	648,139
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	1,126,000	1,209,444
06/01/2029	7.500%	708,000	756,085
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	1,039,000	1,075,170
Diamond Sports Group LLC/Finance Co.(a)
08/15/2027	6.625%	298,000	83,326
iHeartCommunications, Inc.
05/01/2027	8.375%	603,672	637,053
Netflix, Inc.
05/15/2029	6.375%	39,000	48,610
Netflix, Inc.(a)
11/15/2029	5.375%	191,000	226,583
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	239,000	244,552
01/15/2029	4.250%	278,000	278,358
03/15/2030	4.625%	877,000	877,360
Playtika Holding Corp.(a)
03/15/2029	4.250%	672,000	658,923
Roblox Corp.(a)
05/01/2030	3.875%	640,000	649,169
Total			9,534,491
Metals and Mining 3.4%
Alcoa Nederland Holding BV(a)
03/31/2029	4.125%	325,000	336,391
Allegheny Technologies, Inc.
10/01/2029	4.875%	212,000	211,877
10/01/2031	5.125%	886,000	892,056
Constellium SE(a)
06/15/2028	5.625%	303,000	318,234
04/15/2029	3.750%	2,339,000	2,302,536
Freeport-McMoRan, Inc.
03/15/2043	5.450%	1,021,000	1,283,524
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	465,000	465,210
04/01/2029	6.125%	2,217,000	2,351,141
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%	1,265,000	1,245,386

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novelis Corp.(a)
11/15/2026	3.250%	421,000	425,699
01/30/2030	4.750%	1,043,000	1,099,049
08/15/2031	3.875%	267,000	265,699
Total			11,196,802
Midstream 6.3%
Cheniere Energy Partners LP
03/01/2031	4.000%	387,000	406,597
Cheniere Energy Partners LP(a)
01/31/2032	3.250%	1,352,000	1,366,864
Cheniere Energy, Inc.
10/15/2028	4.625%	734,000	780,262
CNX Midstream Partners LP(a)
04/15/2030	4.750%	651,000	649,351
DCP Midstream Operating LP
04/01/2044	5.600%	729,000	906,630
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	885,000	906,051
DT Midstream, Inc.(a)
06/15/2029	4.125%	501,000	515,082
EQM Midstream Partners LP(a)
07/01/2025	6.000%	590,000	641,500
07/01/2027	6.500%	503,000	564,294
01/15/2029	4.500%	491,000	510,733
01/15/2031	4.750%	1,981,000	2,093,672
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	861,000	863,816
NuStar Logistics LP
10/01/2025	5.750%	359,000	385,983
06/01/2026	6.000%	522,000	569,370
04/28/2027	5.625%	124,000	131,307
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	916,000	917,171
Targa Resources Partners LP/Finance Corp.
01/15/2028	5.000%	761,000	802,684
03/01/2030	5.500%	1,490,000	1,629,880
02/01/2031	4.875%	534,000	580,136
Targa Resources Partners LP/Finance Corp.(a)
01/15/2032	4.000%	444,000	464,856
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	1,096,000	1,084,274
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	902,000	938,901
08/15/2031	4.125%	688,000	734,101
11/01/2033	3.875%	769,000	807,881
Western Gas Partners LP
07/01/2026	4.650%	302,000	328,674
08/15/2028	4.750%	935,000	1,036,353
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Western Midstream Operating LP
02/01/2025	4.350%	310,000	322,780
Total			20,939,203
Oil Field Services 0.8%
Apergy Corp.
05/01/2026	6.375%	340,000	354,091
Nabors Industries Ltd.(a)
01/15/2028	7.500%	385,000	345,033
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	2,047,904	1,975,959
Total			2,675,083
Other REIT 1.7%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	869,000	866,097
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	994,000	1,007,328
02/01/2027	4.250%	420,000	422,549
06/15/2029	4.750%	1,232,000	1,263,129
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	632,000	661,786
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	501,000	513,204
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	346,000	346,466
09/15/2029	4.000%	167,000	165,304
Service Properties Trust
03/15/2024	4.650%	326,000	321,873
10/01/2024	4.350%	152,000	148,950
Total			5,716,686
Packaging 2.3%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	1,314,000	1,303,087
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	368,000	381,188
08/15/2026	4.125%	641,000	655,315
08/15/2027	5.250%	634,000	640,225
08/15/2027	5.250%	258,000	259,986
BWAY Holding Co.(a)
04/15/2024	5.500%	1,038,000	1,047,249
Canpack SA/US LLC(a)
11/15/2029	3.875%	1,269,000	1,238,353
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	575,000	596,707
Novolex(a)
01/15/2025	6.875%	396,000	396,394

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	623,000	650,540
08/15/2027	8.500%	530,000	560,085
Total			7,729,129
Pharmaceuticals 2.5%
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	1,460,000	1,490,189
04/01/2026	9.250%	1,148,000	1,219,177
01/15/2028	7.000%	491,000	493,583
06/01/2028	4.875%	241,000	247,258
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	202,000	205,253
06/30/2028	6.000%	302,000	225,424
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	478,000	482,453
Jazz Securities DAC(a)
01/15/2029	4.375%	363,000	375,761
Organon Finance 1 LLC(a)
04/30/2028	4.125%	1,508,000	1,546,201
04/30/2031	5.125%	1,120,000	1,170,036
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	694,000	708,987
Total			8,164,322
Property & Casualty 2.1%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	567,000	568,614
10/15/2027	6.750%	1,234,000	1,280,271
11/01/2029	5.875%	471,000	479,560
AssuredPartners, Inc.(a)
01/15/2029	5.625%	576,000	562,433
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	1,106,000	1,085,649
HUB International Ltd.(a)
05/01/2026	7.000%	1,169,000	1,201,079
12/01/2029	5.625%	882,000	908,247
MGIC Investment Corp.
08/15/2028	5.250%	101,000	106,551
Radian Group, Inc.
03/15/2025	6.625%	40,000	44,290
03/15/2027	4.875%	235,000	252,192
USI, Inc.(a)
05/01/2025	6.875%	347,000	350,788
Total			6,839,674
Restaurants 0.9%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	551,000	572,312
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IRB Holding Corp.(a)
06/15/2025	7.000%	536,000	566,970
02/15/2026	6.750%	1,693,000	1,727,886
Yum! Brands, Inc.(a)
04/01/2025	7.750%	106,000	111,757
Total			2,978,925
Retailers 1.0%
Asbury Automotive Group Inc.(a)
02/15/2032	5.000%	201,000	207,657
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	201,000	205,115
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	142,000	141,838
L Brands, Inc.
02/01/2028	5.250%	358,000	394,224
11/01/2035	6.875%	921,000	1,146,433
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	409,000	419,520
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	662,000	680,548
02/15/2029	7.750%	171,000	186,682
Total			3,382,017
Supermarkets 0.6%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	420,000	448,557
02/15/2028	5.875%	473,000	502,259
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	708,000	743,533
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	169,000	177,542
Total			1,871,891
Technology 5.2%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	875,000	873,366
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	212,000	222,614
03/01/2026	9.125%	129,000	134,721
Camelot Finance SA(a)
11/01/2026	4.500%	501,000	519,380
CDK Global, Inc.
06/01/2027	4.875%	497,000	516,763
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	401,000	404,189
07/01/2029	4.875%	895,000	909,198

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%	278,000	284,304
Everi Holdings, Inc.(a)
07/15/2029	5.000%	86,000	87,253
Gartner, Inc.(a)
07/01/2028	4.500%	637,000	665,293
06/15/2029	3.625%	304,000	307,400
HealthEquity, Inc.(a)
10/01/2029	4.500%	823,000	816,976
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	765,000	752,639
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	672,000	692,259
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	1,054,000	1,065,197
Microchip Technology, Inc.
09/01/2025	4.250%	607,000	630,500
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	422,000	435,713
07/15/2029	4.500%	402,000	395,430
10/01/2030	5.875%	120,000	126,701
07/15/2031	4.750%	502,000	497,447
Plantronics, Inc.(a)
03/01/2029	4.750%	1,783,000	1,699,808
PTC, Inc.(a)
02/15/2025	3.625%	178,000	180,679
02/15/2028	4.000%	256,000	260,572
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	163,000	184,174
09/01/2025	7.375%	251,000	261,042
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	583,000	602,825
Square, Inc.(a)
06/01/2031	3.500%	318,000	327,583
Switch Ltd.(a)
09/15/2028	3.750%	206,000	207,793
06/15/2029	4.125%	401,000	411,511
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	344,000	356,753
Verscend Escrow Corp.(a)
08/15/2026	9.750%	1,020,000	1,077,831
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	1,193,000	1,179,080
Total			17,086,994
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 4.2%
Altice France Holding SA(a)
05/15/2027	10.500%	954,000	1,026,007
02/15/2028	6.000%	2,401,000	2,296,509
Altice France SA(a)
02/01/2027	8.125%	775,000	826,377
07/15/2029	5.125%	806,000	786,273
10/15/2029	5.500%	653,000	646,470
Sprint Capital Corp.
11/15/2028	6.875%	1,509,000	1,909,121
T-Mobile USA, Inc.
02/15/2026	2.250%	218,000	218,249
02/01/2028	4.750%	1,149,000	1,209,590
02/15/2029	2.625%	893,000	879,004
02/15/2031	2.875%	496,000	489,691
04/15/2031	3.500%	159,000	165,520
T-Mobile USA, Inc.(a)
04/15/2031	3.500%	850,000	881,023
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	1,539,000	1,508,204
07/15/2031	4.750%	1,182,000	1,201,683
Total			14,043,721
Wirelines 1.4%
CenturyLink, Inc.
04/01/2024	7.500%	1,020,000	1,116,698
CenturyLink, Inc.(a)
12/15/2026	5.125%	471,000	490,034
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	504,000	496,748
03/01/2028	6.125%	962,000	949,291
Iliad Holding SAS(a)
10/15/2026	6.500%	666,000	700,251
10/15/2028	7.000%	816,000	858,661
Total			4,611,683
Total Corporate Bonds & Notes (Cost $295,737,864)			305,866,452

Foreign Government Obligations(d) 0.2%

Canada 0.2%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	754,000	804,142
Total Foreign Government Obligations (Cost $769,278)			804,142

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Senior Loans 3.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.1%
WR Grace & Co.(e),(f)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	4.250%	355,000	355,266
Consumer Cyclical Services 0.4%
8th Avenue Food & Provisions, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 10/01/2025	3.852%	694,534	683,248
8th Avenue Food & Provisions, Inc.(e),(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.852%	752,935	715,288
Total			1,398,536
Consumer Products 0.3%
SWF Holdings I Corp.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	4.750%	994,000	984,060
Food and Beverage 0.2%
BellRing Brands LLC(e),(f)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/21/2024	4.750%	451,483	451,835
Health Care 0.3%
Surgery Center Holdings, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	4.500%	1,066,073	1,064,740
Media and Entertainment 0.2%
Cengage Learning, Inc.(e),(f)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	722,851	724,131
Restaurants 0.3%
IRB Holding Corp.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	1,033,472	1,031,002
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 1.4%
Applied Systems, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/19/2024	3.500%	382,271	381,889
Ascend Learning LLC(e),(f),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	4.000%	585,000	583,660
Ascend Learning LLC(e),(f)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	6.250%	348,000	348,581
DCert Buyer, Inc.(e),(f)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	7.104%	478,000	478,000
Epicore Software Corp.(e),(f)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	228,000	232,941
Loyalty Ventures, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 11/03/2027	5.000%	510,000	506,598
Project Alpha Intermediate Holding, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	5.000%	574,910	575,273
UKG, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	3.750%	351,071	348,986
3-month USD LIBOR + 3.750% 05/04/2026	3.854%	428,145	426,539
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	5.750%	677,000	678,273
Total			4,560,740
Total Senior Loans (Cost $10,593,670)			10,570,310

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(i),(j)	8,640,235	8,638,506
Total Money Market Funds (Cost $8,638,916)		8,638,506
Total Investments in Securities (Cost: $317,561,003)		327,710,990
Other Assets & Liabilities, Net		3,278,056
Net Assets		330,989,046
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $241,216,072, which represents 72.88% of total net assets.
(b)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	The stated interest rate represents the weighted average interest rate at December 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(f)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(g)	Valuation based on significant unobservable inputs.
(h)	Represents a security purchased on a forward commitment basis.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	5,498,191	104,410,356	(101,269,631)	(410)	8,638,506	(358)	4,598	8,640,235
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Convertible Bonds	—	1,831,580	—	1,831,580
Corporate Bonds & Notes	—	305,866,452	—	305,866,452
Foreign Government Obligations	—	804,142	—	804,142
Senior Loans	—	9,855,022	715,288	10,570,310
Money Market Funds	8,638,506	—	—	8,638,506
Total Investments in Securities	8,638,506	318,357,196	715,288	327,710,990
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $308,922,087)	$319,072,484
Affiliated issuers (cost $8,638,916)	8,638,506
Cash	95,706
Receivable for:
Capital shares sold	10,259
Dividends	563
Interest	4,478,581
Foreign tax reclaims	8,004
Expense reimbursement due from Investment Manager	757
Prepaid expenses	8,672
Total assets	332,313,532
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,013,040
Capital shares purchased	160,352
Management services fees	5,955
Distribution and/or service fees	1,424
Service fees	28,075
Compensation of board members	91,717
Compensation of chief compliance officer	62
Other expenses	23,861
Total liabilities	1,324,486
Net assets applicable to outstanding capital stock	$330,989,046
Represented by
Paid in capital	304,685,929
Total distributable earnings (loss)	26,303,117
Total - representing net assets applicable to outstanding capital stock	$330,989,046
Class 1
Net assets	$1,349,267
Shares outstanding	197,003
Net asset value per share	$6.85
Class 2
Net assets	$85,990,360
Shares outstanding	12,698,301
Net asset value per share	$6.77
Class 3
Net assets	$243,649,419
Shares outstanding	35,685,684
Net asset value per share	$6.83
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	19

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$4,598
Interest	17,195,304
Total income	17,199,902
Expenses:
Management services fees	2,166,277
Distribution and/or service fees
Class 2	201,132
Class 3	310,925
Service fees	229,845
Compensation of board members	34,812
Custodian fees	9,672
Printing and postage fees	26,506
Audit fees	39,500
Legal fees	13,020
Compensation of chief compliance officer	56
Other	18,587
Total expenses	3,050,332
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(318,280)
Total net expenses	2,732,052
Net investment income	14,467,850
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,024,966
Investments — affiliated issuers	(358)
Net realized gain	9,024,608
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(7,795,507)
Investments — affiliated issuers	(410)
Net change in unrealized appreciation (depreciation)	(7,795,917)
Net realized and unrealized gain	1,228,691
Net increase in net assets resulting from operations	$15,696,541
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$14,467,850	$15,967,787
Net realized gain (loss)	9,024,608	(2,287,401)
Net change in unrealized appreciation (depreciation)	(7,795,917)	3,653,412
Net increase in net assets resulting from operations	15,696,541	17,333,798
Distributions to shareholders
Net investment income and net realized gains
Class 1	(43,812)	(19,972)
Class 2	(3,984,203)	(3,668,308)
Class 3	(12,275,701)	(14,222,912)
Total distributions to shareholders	(16,303,716)	(17,911,192)
Increase (decrease) in net assets from capital stock activity	5,203,256	(28,895,489)
Total increase (decrease) in net assets	4,596,081	(29,472,883)
Net assets at beginning of year	326,392,965	355,865,848
Net assets at end of year	$330,989,046	$326,392,965

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	123,916	849,744	52,405	350,112
Distributions reinvested	6,491	43,812	3,068	19,972
Redemptions	(15,366)	(106,146)	(6,769)	(43,509)
Net increase	115,041	787,410	48,704	326,575
Class 2
Subscriptions	3,193,456	21,722,428	3,842,980	25,047,611
Distributions reinvested	596,437	3,984,203	569,613	3,668,308
Redemptions	(1,688,700)	(11,489,599)	(4,876,865)	(31,503,873)
Net increase (decrease)	2,101,193	14,217,032	(464,272)	(2,787,954)
Class 3
Subscriptions	364,124	2,504,478	170,863	1,137,467
Distributions reinvested	1,821,321	12,275,701	2,191,512	14,222,912
Redemptions	(3,582,683)	(24,581,365)	(6,494,536)	(41,794,489)
Net decrease	(1,397,238)	(9,801,186)	(4,132,161)	(26,434,110)
Total net increase (decrease)	818,996	5,203,256	(4,547,729)	(28,895,489)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$6.87	0.31	0.03	0.34	(0.36)	(0.36)
Year Ended 12/31/2020	$6.83	0.34	0.09	0.43	(0.39)	(0.39)
Year Ended 12/31/2019	$6.20	0.34	0.70	1.04	(0.41)	(0.41)
Year Ended 12/31/2018	$6.84	0.35	(0.60)	(0.25)	(0.39)	(0.39)
Year Ended 12/31/2017	$6.79	0.36	0.08	0.44	(0.39)	(0.39)
Class 2
Year Ended 12/31/2021	$6.79	0.29	0.03	0.32	(0.34)	(0.34)
Year Ended 12/31/2020	$6.76	0.32	0.09	0.41	(0.38)	(0.38)
Year Ended 12/31/2019	$6.15	0.33	0.67	1.00	(0.39)	(0.39)
Year Ended 12/31/2018	$6.78	0.33	(0.59)	(0.26)	(0.37)	(0.37)
Year Ended 12/31/2017	$6.74	0.32	0.09	0.41	(0.37)	(0.37)
Class 3
Year Ended 12/31/2021	$6.85	0.30	0.03	0.33	(0.35)	(0.35)
Year Ended 12/31/2020	$6.81	0.33	0.09	0.42	(0.38)	(0.38)
Year Ended 12/31/2019	$6.19	0.34	0.68	1.02	(0.40)	(0.40)
Year Ended 12/31/2018	$6.83	0.34	(0.60)	(0.26)	(0.38)	(0.38)
Year Ended 12/31/2017	$6.78	0.34	0.09	0.43	(0.38)	(0.38)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$6.85	4.98%	0.77%	0.67%	4.52%	60%	$1,349
Year Ended 12/31/2020	$6.87	6.67%	0.78%	0.67%	5.17%	59%	$563
Year Ended 12/31/2019	$6.83	17.00%	0.80%	0.67%	5.21%	49%	$227
Year Ended 12/31/2018	$6.20	(3.86%)	0.77%	0.73%	5.31%	39%	$11
Year Ended 12/31/2017	$6.84	6.53%	0.75%	0.75%	5.12%	51%	$12
Class 2
Year Ended 12/31/2021	$6.77	4.79%	1.02%	0.92%	4.28%	60%	$85,990
Year Ended 12/31/2020	$6.79	6.31%	1.02%	0.92%	4.89%	59%	$71,989
Year Ended 12/31/2019	$6.76	16.52%	1.02%	0.94%	5.04%	49%	$74,825
Year Ended 12/31/2018	$6.15	(4.00%)	1.01%	0.98%	5.06%	39%	$54,532
Year Ended 12/31/2017	$6.78	6.17%	1.01%	1.01%	4.76%	51%	$59,098
Class 3
Year Ended 12/31/2021	$6.83	4.86%	0.89%	0.80%	4.42%	60%	$243,649
Year Ended 12/31/2020	$6.85	6.55%	0.89%	0.80%	5.03%	59%	$253,841
Year Ended 12/31/2019	$6.81	16.72%	0.89%	0.81%	5.18%	49%	$280,814
Year Ended 12/31/2018	$6.19	(4.00%)	0.89%	0.86%	5.18%	39%	$279,157
Year Ended 12/31/2017	$6.83	6.41%	0.89%	0.89%	4.89%	51%	$364,733
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	23

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – High Yield Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
24	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
26	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.07% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.67%
Class 2	0.92
Class 3	0.795
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
162,844	(162,844)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,303,716	—	16,303,716	17,911,192	—	17,911,192
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
28	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
14,498,330	1,972,670	—	9,922,746
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
317,788,244	11,369,013	(1,446,267)	9,922,746
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	6,948,243
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $193,692,359 and $192,811,602, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
December 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
30	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 92.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
December 31, 2021
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – High Yield Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Capital gain dividend
$2,071,304
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
34	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
36	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
38	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2021

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Columbia Variable Portfolio – High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6670 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Overseas Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Overseas Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Overseas Core Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2018
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	9.96	9.86	7.65
Class 2	05/03/10	9.74	9.60	7.37
Class 3	01/13/92	9.88	9.74	7.51
MSCI EAFE Index (Net)		11.26	9.55	8.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2018 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Overseas Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	8.7
Consumer Discretionary	10.4
Consumer Staples	11.3
Energy	6.7
Financials	12.9
Health Care	11.2
Industrials	15.1
Information Technology	13.3
Materials	7.0
Real Estate	2.0
Utilities	1.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2021)
Australia	2.1
Canada	5.5
China	1.3
Denmark	0.9
Finland	1.9
France	5.2
Germany	6.6
Country breakdown (%) (at December 31, 2021)
Hong Kong	1.5
Ireland	1.5
Israel	1.6
Italy	0.3
Japan	22.3
Netherlands	6.1
Norway	2.3
Pakistan	0.2
Russian Federation	0.6
Singapore	1.8
South Africa	0.4
South Korea	2.6
Spain	1.0
Sweden	2.3
Switzerland	4.6
Taiwan	4.8
United Kingdom	17.4
United States(a)	5.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 92.03% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 9.74%, compared with an 11.26% return for the Fund’s benchmark, the MSCI EAFE Index (Net).
Market overview
International equity markets delivered solid results during the period, with the MSCI EAFE Index (Net) finishing up more than 11% in U.S. dollar terms.  Most of the upside came during the first half of the year, as the gradual, though globally uneven, reopening of the world economy continued to boost sentiment, activity and stock prices.  Positive momentum, which also was driven to some degree by highly speculative behavior among retail investors, stalled somewhat midway through the period, triggered largely by more hawkish policy expectations from the U.S. Federal Reserve in June 2021 that weighed on cyclical parts of the market.  Concerns over the emergence of the Delta and Omicron COVID-19 variants added to market choppiness, as did worries over strained U.S.-China trade relations.  Problems in China’s property sector added to global equity market consternation, most notably symbolized by the credit crisis at Evergrande, a systemically important property developer in China with significant amounts of outstanding debt.  Additional headwinds included inflation, which reached almost 7% in the U.S. and caused a further hawkish turn as the Federal Reserve announced a plan to taper the pace of quantitative easing and signaled the likelihood of three interest rate hikes in 2022.  Central banks in other parts of the world tightened monetary policy as well, particularly in emerging markets.
The Fund’s notable contributors during the period
•	Strong stock selection across a variety of sectors and industries, including financials, real estate and communication services, semiconductors and segments of the energy sector, helped absolute and relative results but proved insufficient in offsetting detractors.
•	Other positives during the period included an overweight to energy stocks, based on a belief that oil prices will rise given inventory shortages and a lack of new exploration.
•	Top individual contributors included:
○	Swedish real estate developer Samhällsbyggnadsbolaget i Norden AB grew earnings and dividends dramatically via solid execution and a number of acquisitions within their niche market of Nordic social infrastructure.
○	Taiwanese property and casualty insurer Fubon Financial Holding Co., Ltd. delivered very strong earnings momentum over the course of the year.
○	Taiwanese semiconductor maker Parade Technologies Ltd. recorded strong results, issued upbeat guidance and announced a share buyback.
○	Tokyo-based IT consultant BayCurrent Consulting, Inc., which is tied to key long-term digital investment themes, rose on expectations for strong sales and earnings growth.
○	Canadian uranium miner Cameco Corp. rose steadily throughout the period as the market increasingly focused on the role nuclear energy will play in electrification and decarbonization.
The Fund’s notable detractors during the period
•	Weak stock selection, particularly in a number of large European countries as well as in the information technology sector, dominated results and drove the Fund’s underperformance.
•	German internet software provider TeamViewer dropped sharply during the final quarter of the year after surprising investors with a profit warning and a downward adjustment in outlook.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Japanese investment banking consultant Nihon M&A Center, Inc. lagged toward year-end on news of an investigation into the possibility that a number of sales had been recorded improperly.
•	French cloud and big data provider AtoS dropped in the period on reports of accounting inconsistencies.
•	Japanese engineering and construction firm COMSYS Holdings Corp. fell on expectations for reduced mobile telecom construction orders and sales.
•	Canadian miner Yamana Gold, Inc. declined as it reported weaker profits on COVID-19 restrictions that forced a reduction in gold production.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,008.60	1,021.27	3.95	3.97	0.78
Class 2	1,000.00	1,000.00	1,008.00	1,020.01	5.21	5.24	1.03
Class 3	1,000.00	1,000.00	1,008.30	1,020.67	4.56	4.58	0.90
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Australia 2.1%
Ansell Ltd.	1,663,078	38,033,538
Santos Ltd.	11,478,499	52,875,408
Total		90,908,946
Canada 5.5%
Alimentation Couche-Tard, Inc.	2,395,857	100,383,747
Cameco Corp.	2,471,529	53,904,047
West Fraser Timber Co., Ltd.	303,702	28,974,076
Yamana Gold, Inc.	13,127,657	55,398,713
Total		238,660,583
China 1.3%
Li Ning Co., Ltd.	1,460,500	16,021,748
Tencent Holdings Ltd.	703,800	41,067,518
Total		57,089,266
Denmark 0.9%
Novo Nordisk A/S, Class B	338,100	37,977,378
Finland 1.9%
UPM-Kymmene OYJ	1,926,291	73,292,727
Valmet OYJ	204,538	8,769,705
Total		82,062,432
France 5.2%
AtoS	422,128	17,881,983
Capgemini SE	191,040	46,820,221
DBV Technologies SA, ADR(a)	690,634	1,105,014
Eiffage SA	768,359	79,220,740
TotalEnergies SE	1,072,284	54,579,503
Worldline SA(a)	425,372	23,676,302
Total		223,283,763
Germany 5.8%
Aroundtown SA	5,699,264	34,380,080
Covestro AG	711,178	43,771,616
Duerr AG	775,047	35,223,695
E.ON SE	4,230,797	58,797,284
KION Group AG	488,726	53,381,479
TeamViewer AG(a)	1,740,134	23,350,350
Total		248,904,504
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 1.5%
Hong Kong Exchanges and Clearing Ltd.	774,100	45,272,451
WH Group Ltd.	30,985,250	19,451,090
Total		64,723,541
Ireland 1.5%
Amarin Corp. PLC, ADR(a)	517,951	1,745,495
Flutter Entertainment PLC(a)	387,675	61,374,261
Total		63,119,756
Israel 1.6%
Bank Hapoalim BM	2,310,659	23,781,218
Bezeq Israeli Telecommunication Corp., Ltd.(a)	13,209,381	21,820,540
Check Point Software Technologies Ltd.(a)	210,926	24,585,535
Total		70,187,293
Italy 0.3%
Recordati Industria Chimica e Farmaceutica SpA	215,930	13,865,760
Japan 22.3%
Amano Corp.	1,450,400	33,396,134
BayCurrent Consulting, Inc.	28,600	11,023,326
COMSYS Holdings Corp.	1,960,100	43,667,089
ExaWizards, Inc.(a)	1,079,800	9,452,826
Fujitsu Ltd.	173,700	29,846,275
Invincible Investment Corp.	68,313	21,594,786
ITOCHU Corp.	2,732,300	83,591,726
JustSystems Corp.	469,900	21,933,717
Kinden Corp.	1,477,300	22,212,644
Koito Manufacturing Co., Ltd.	893,700	47,333,973
MatsukiyoCocokara & Co.	1,644,600	60,813,397
Meitec Corp.	403,100	23,729,037
Money Forward, Inc.(a)	220,400	13,189,156
Net Protections Holdings, Inc.(a)	800,100	10,808,966
Nihon M&A Center Holdings, Inc.	2,663,100	65,323,600
Nippon Telegraph & Telephone Corp.	893,900	24,446,615
ORIX Corp.	3,190,900	65,120,458
Round One Corp.	2,880,500	34,153,008
Shionogi & Co., Ltd.	655,400	46,105,009
Ship Healthcare Holdings, Inc.	2,326,800	54,219,376
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
SoftBank Group Corp.	354,800	17,009,171
Sony Group Corp.	851,000	107,462,801
Takeda Pharmaceutical Co., Ltd.	2,121,385	57,931,443
Takuma Co., Ltd.	1,088,500	13,481,248
Uchida Yoko Co., Ltd.	407,500	18,663,224
ValueCommerce Co., Ltd.	617,000	24,009,014
Total		960,518,019
Netherlands 6.1%
ABN AMRO Bank NV	2,951,827	43,391,003
ASR Nederland NV	1,121,916	51,667,930
ING Groep NV	3,917,221	54,461,159
Koninklijke Ahold Delhaize NV	1,670,541	57,326,890
Signify NV	1,191,056	55,302,863
Total		262,149,845
Norway 2.2%
SalMar ASA	832,972	57,449,980
Yara International ASA	794,286	40,046,463
Total		97,496,443
Pakistan 0.2%
Lucky Cement Ltd.(a)	1,902,133	7,320,572
Russian Federation 0.6%
Sberbank of Russia PJSC, ADR	1,636,331	26,254,939
Singapore 1.8%
BW LPG Ltd.	3,074,598	17,385,778
Venture Corp., Ltd.	4,378,400	59,497,410
Total		76,883,188
South Africa 0.4%
Impala Platinum Holdings Ltd.	1,276,079	18,001,308
South Korea 2.6%
Hyundai Home Shopping Network Corp.(a)	278,293	14,838,348
Samsung Electronics Co., Ltd.	1,010,418	66,359,172
Youngone Corp.(a)	887,534	32,563,013
Total		113,760,533
Spain 0.9%
ACS Actividades de Construccion y Servicios SA	1,228,598	32,755,734
Tecnicas Reunidas SA(a)	1,053,532	8,304,817
Total		41,060,551
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 2.3%
Granges AB	1,509,226	17,643,994
Samhallsbyggnadsbolaget i Norden AB	3,934,253	28,848,939
Sandvik AB	1,072,348	29,890,146
Stillfront Group AB(a)	4,084,573	21,795,339
Total		98,178,418
Switzerland 4.6%
Landis+Gyr Group AG(a)	456,498	30,811,583
Nestlé SA, Registered Shares	346,212	48,337,190
Roche Holding AG, Genusschein Shares	157,247	65,235,688
UBS AG	3,059,203	54,910,545
Total		199,295,006
Taiwan 4.8%
Fubon Financial Holding Co., Ltd.	29,748,100	81,882,428
Parade Technologies Ltd.	1,064,000	80,949,240
Tripod Technology Corp.	9,876,000	44,366,736
Total		207,198,404
United Kingdom 17.3%
AstraZeneca PLC, ADR	2,299,473	133,944,302
British American Tobacco PLC	1,936,150	71,892,597
BT Group PLC	7,333,945	16,871,753
Crest Nicholson Holdings PLC	3,479,556	17,520,281
DCC PLC	819,671	67,100,879
JD Sports Fashion PLC	26,917,450	79,366,253
John Wood Group PLC(a)	4,384,621	11,392,188
Just Group PLC(a)	15,258,980	17,274,171
Liberty Global PLC, Class C(a)	3,058,323	85,908,293
Royal Dutch Shell PLC, Class A	3,998,838	87,473,908
TP Icap Group PLC	18,583,773	38,410,259
Vodafone Group PLC	59,600,749	89,772,866
WPP PLC	1,978,698	30,131,081
Total		747,058,831
United States 4.4%
ACADIA Pharmaceuticals, Inc.(a)	117,002	2,730,827
Aerie Pharmaceuticals, Inc.(a)	546,463	3,836,170
Broadcom, Inc.	63,826	42,470,459
Burford Capital Ltd.	3,634,870	38,384,227
Insmed, Inc.(a)	403,342	10,987,036

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Livent Corp.(a)	619,768	15,109,944
Primo Water Corp.	3,677,619	64,836,423
Quotient Ltd.(a)	1,588,063	4,113,083
Sage Therapeutics, Inc.(a)	141,403	6,015,283
Total		188,483,452
Total Common Stocks (Cost $4,020,711,141)		4,234,442,731

Exchange-Traded Equity Funds 0.3%
	Shares	Value ($)
United States 0.3%
iShares MSCI EAFE ETF	139,773	10,997,340
Total Exchange-Traded Equity Funds (Cost $11,081,637)		10,997,340
Preferred Stocks 0.8%
Issuer	Shares	Value ($)
Germany 0.8%
Porsche Automobil Holding SE	351,939	33,227,560
Total Preferred Stocks (Cost $33,535,574)		33,227,560

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	22,735,634	22,731,087
Total Money Market Funds (Cost $22,731,087)		22,731,087
Total Investments in Securities (Cost $4,088,059,439)		4,301,398,718
Other Assets & Liabilities, Net		12,932,812
Net Assets		$4,314,331,530

At December 31, 2021, securities and/or cash totaling $220,000 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
138,847,000 CAD	107,535,801 USD	State Street	02/17/2022	—	(2,222,301)
43,716,000 GBP	58,287,854 USD	State Street	02/17/2022	—	(874,466)
65,438,000 ILS	20,684,663 USD	State Street	02/17/2022	—	(368,730)
6,584,229,000 JPY	57,691,365 USD	State Street	02/17/2022	432,632	—
123,285,947,000 KRW	103,440,825 USD	State Street	02/17/2022	—	(112,960)
371,569,000 NOK	41,753,548 USD	State Street	02/17/2022	—	(404,977)
16,928,000 SGD	12,405,773 USD	State Street	02/17/2022	—	(152,432)
5,498,686,000 TWD	198,587,381 USD	State Street	02/17/2022	—	(382,363)
116,313,499 USD	162,184,000 AUD	State Street	02/17/2022	1,697,093	—
115,859,404 USD	106,732,000 CHF	State Street	02/17/2022	1,406,359	—
45,626,825 USD	299,652,000 DKK	State Street	02/17/2022	289,135	—
199,035,921 USD	175,792,000 EUR	State Street	02/17/2022	1,280,586	—
79,110,167 USD	718,526,000 SEK	State Street	02/17/2022	433,548	—
Total				5,539,353	(4,518,229)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	37,782,573	1,448,715,855	(1,463,767,341)	—	22,731,087	(2,602)	21,922	22,735,634
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	90,908,946	—	90,908,946
Canada	238,660,583	—	—	238,660,583
China	—	57,089,266	—	57,089,266
Denmark	—	37,977,378	—	37,977,378
Finland	—	82,062,432	—	82,062,432
France	1,105,014	222,178,749	—	223,283,763
Germany	—	248,904,504	—	248,904,504
Hong Kong	—	64,723,541	—	64,723,541
Ireland	1,745,495	61,374,261	—	63,119,756
Israel	24,585,535	45,601,758	—	70,187,293
Italy	—	13,865,760	—	13,865,760
Japan	—	960,518,019	—	960,518,019
Netherlands	—	262,149,845	—	262,149,845
Norway	—	97,496,443	—	97,496,443
Pakistan	—	7,320,572	—	7,320,572
Russian Federation	—	26,254,939	—	26,254,939
Singapore	—	76,883,188	—	76,883,188
South Africa	—	18,001,308	—	18,001,308
South Korea	—	113,760,533	—	113,760,533
Spain	—	41,060,551	—	41,060,551
Sweden	—	98,178,418	—	98,178,418
Switzerland	—	199,295,006	—	199,295,006
Taiwan	—	207,198,404	—	207,198,404
United Kingdom	219,852,595	527,206,236	—	747,058,831
United States	188,483,452	—	—	188,483,452
Total Common Stocks	674,432,674	3,560,010,057	—	4,234,442,731
Exchange-Traded Equity Funds	10,997,340	—	—	10,997,340
Preferred Stocks
Germany	—	33,227,560	—	33,227,560
Total Preferred Stocks	—	33,227,560	—	33,227,560
Money Market Funds	22,731,087	—	—	22,731,087
Total Investments in Securities	708,161,101	3,593,237,617	—	4,301,398,718
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	5,539,353	—	5,539,353
Liability
Forward Foreign Currency Exchange Contracts	—	(4,518,229)	—	(4,518,229)
Total	708,161,101	3,594,258,741	—	4,302,419,842
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,065,328,352)	$4,278,667,631
Affiliated issuers (cost $22,731,087)	22,731,087
Cash	223
Cash collateral held at broker for:
Forward foreign currency exchange contracts	220,000
Unrealized appreciation on forward foreign currency exchange contracts	5,539,353
Receivable for:
Investments sold	4,274,208
Capital shares sold	37,340
Dividends	6,356,731
Foreign tax reclaims	6,290,947
Prepaid expenses	25,324
Total assets	4,324,142,844
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	4,518,229
Payable for:
Investments purchased	4,397,808
Capital shares purchased	364,048
Management services fees	88,196
Distribution and/or service fees	1,443
Service fees	34,416
Compensation of board members	198,970
Compensation of chief compliance officer	808
Other expenses	207,396
Total liabilities	9,811,314
Net assets applicable to outstanding capital stock	$4,314,331,530
Represented by
Paid in capital	3,823,213,182
Total distributable earnings (loss)	491,118,348
Total - representing net assets applicable to outstanding capital stock	$4,314,331,530
Class 1
Net assets	$3,982,053,481
Shares outstanding	263,989,169
Net asset value per share	$15.08
Class 2
Net assets	$89,464,696
Shares outstanding	5,973,131
Net asset value per share	$14.98
Class 3
Net assets	$242,813,353
Shares outstanding	16,134,332
Net asset value per share	$15.05
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	13

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$122,540,060
Dividends — affiliated issuers	21,922
Foreign taxes withheld	(14,092,089)
Total income	108,469,893
Expenses:
Management services fees	30,323,683
Distribution and/or service fees
Class 2	192,608
Class 3	313,383
Service fees	253,307
Compensation of board members	96,067
Custodian fees	562,038
Printing and postage fees	33,979
Audit fees	48,800
Legal fees	47,345
Interest on collateral	14
Compensation of chief compliance officer	846
Other	221,662
Total expenses	32,093,732
Net investment income	76,376,161
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	264,635,600
Investments — affiliated issuers	(2,602)
Foreign currency translations	(536,797)
Forward foreign currency exchange contracts	(11,512,573)
Futures contracts	7,576,383
Options purchased	(5,675,267)
Options contracts written	3,347,164
Net realized gain	257,831,908
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(569,765)
Foreign currency translations	(282,036)
Forward foreign currency exchange contracts	621,025
Options contracts written	(48,733)
Foreign capital gains tax	96,006
Net change in unrealized appreciation (depreciation)	(183,503)
Net realized and unrealized gain	257,648,405
Net increase in net assets resulting from operations	$334,024,566
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$76,376,161	$27,094,183
Net realized gain	257,831,908	83,855,582
Net change in unrealized appreciation (depreciation)	(183,503)	216,011,538
Net increase in net assets resulting from operations	334,024,566	326,961,303
Distributions to shareholders
Net investment income and net realized gains
Class 1	(128,172,640)	(48,703,188)
Class 2	(2,236,696)	(1,446,557)
Class 3	(8,105,983)	(6,047,522)
Total distributions to shareholders	(138,515,319)	(56,197,267)
Increase in net assets from capital stock activity	1,340,753,040	1,248,702,527
Total increase in net assets	1,536,262,287	1,519,466,563
Net assets at beginning of year	2,778,069,243	1,258,602,680
Net assets at end of year	$4,314,331,530	$2,778,069,243

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	89,123,190	1,331,060,455	102,737,149	1,260,248,100
Distributions reinvested	8,495,689	128,172,640	4,114,382	48,703,188
Redemptions	(8,246,594)	(129,386,621)	(2,987,261)	(37,014,586)
Net increase	89,372,285	1,329,846,474	103,864,270	1,271,936,702
Class 2
Subscriptions	2,178,116	32,619,525	539,510	6,181,423
Distributions reinvested	149,237	2,236,696	127,071	1,446,557
Redemptions	(678,738)	(10,282,727)	(826,356)	(10,221,605)
Net increase (decrease)	1,648,615	24,573,494	(159,775)	(2,593,625)
Class 3
Subscriptions	43,097	656,261	21,804	275,273
Distributions reinvested	538,351	8,105,983	527,294	6,047,522
Redemptions	(1,484,276)	(22,429,172)	(2,231,967)	(26,963,345)
Net decrease	(902,828)	(13,666,928)	(1,682,869)	(20,640,550)
Total net increase	90,118,072	1,340,753,040	102,021,626	1,248,702,527
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$14.18	0.29	1.12	1.41	(0.19)	(0.32)	(0.51)
Year Ended 12/31/2020	$13.40	0.19	0.95	1.14	(0.21)	(0.15)	(0.36)
Year Ended 12/31/2019	$12.74	0.29	2.71	3.00	(0.29)	(2.05)	(2.34)
Year Ended 12/31/2018	$15.71	0.29	(2.84)	(2.55)	(0.42)	—	(0.42)
Year Ended 12/31/2017	$12.58	0.19	3.23	3.42	(0.29)	—	(0.29)
Class 2
Year Ended 12/31/2021	$14.09	0.23	1.14	1.37	(0.16)	(0.32)	(0.48)
Year Ended 12/31/2020	$13.32	0.17	0.93	1.10	(0.18)	(0.15)	(0.33)
Year Ended 12/31/2019	$12.67	0.26	2.69	2.95	(0.25)	(2.05)	(2.30)
Year Ended 12/31/2018	$15.62	0.26	(2.83)	(2.57)	(0.38)	—	(0.38)
Year Ended 12/31/2017	$12.52	0.16	3.20	3.36	(0.26)	—	(0.26)
Class 3
Year Ended 12/31/2021	$14.15	0.26	1.14	1.40	(0.18)	(0.32)	(0.50)
Year Ended 12/31/2020	$13.38	0.18	0.93	1.11	(0.19)	(0.15)	(0.34)
Year Ended 12/31/2019	$12.72	0.28	2.70	2.98	(0.27)	(2.05)	(2.32)
Year Ended 12/31/2018	$15.68	0.28	(2.84)	(2.56)	(0.40)	—	(0.40)
Year Ended 12/31/2017	$12.56	0.18	3.22	3.40	(0.28)	—	(0.28)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$15.08	9.96%	0.78%(c)	0.78%(c)	1.91%	29%	$3,982,053
Year Ended 12/31/2020	$14.18	9.12%	0.84%	0.84%	1.56%	26%	$2,476,011
Year Ended 12/31/2019	$13.40	25.47%	0.89%	0.89%	2.21%	39%	$948,377
Year Ended 12/31/2018	$12.74	(16.63%)	0.89%(c)	0.89%(c)	1.96%	113%	$706,469
Year Ended 12/31/2017	$15.71	27.52%	0.91%	0.90%	1.38%	41%	$792,289
Class 2
Year Ended 12/31/2021	$14.98	9.74%	1.03%(c)	1.03%(c)	1.55%	29%	$89,465
Year Ended 12/31/2020	$14.09	8.83%	1.10%	1.10%	1.39%	26%	$60,936
Year Ended 12/31/2019	$13.32	25.15%	1.14%	1.14%	1.95%	39%	$59,746
Year Ended 12/31/2018	$12.67	(16.81%)	1.14%(c)	1.14%(c)	1.75%	113%	$51,287
Year Ended 12/31/2017	$15.62	27.18%	1.16%	1.15%	1.13%	41%	$67,097
Class 3
Year Ended 12/31/2021	$15.05	9.88%	0.91%(c)	0.91%(c)	1.72%	29%	$242,813
Year Ended 12/31/2020	$14.15	8.92%	0.97%	0.97%	1.50%	26%	$241,122
Year Ended 12/31/2019	$13.38	25.32%	1.01%	1.01%	2.09%	39%	$250,480
Year Ended 12/31/2018	$12.72	(16.70%)	1.02%(c)	1.02%(c)	1.88%	113%	$228,786
Year Ended 12/31/2017	$15.68	27.37%	1.04%	1.03%	1.26%	41%	$312,588
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Overseas Core Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
20	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity market risk and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	5,539,353

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	4,518,229
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	7,576,383	3,347,164	(5,675,267)	5,248,280
Foreign exchange risk	(11,512,573)	—	—	—	(11,512,573)
Total	(11,512,573)	7,576,383	3,347,164	(5,675,267)	(6,264,293)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Total ($)
Equity risk	—	(48,733)	(48,733)
Foreign exchange risk	621,025	—	621,025
Total	621,025	(48,733)	572,292
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	—

22	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Derivative instrument	Average value ($)
Options contracts — purchased	378,166**
Options contracts — written	(69,681)***

Derivative instrument	Average unrealized appreciation ($)***	Average unrealized depreciation ($)***
Forward foreign currency exchange contracts	3,988,163	(6,101,234)

*	There were no ending daily outstanding amounts for the year ended December 31, 2021. The average notional amount of futures contracts opened (and closed) during the period was $128,572,273.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
***	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
State Street ($)
Assets
Forward foreign currency exchange contracts	5,539,353
Liabilities
Forward foreign currency exchange contracts	4,518,229
Total financial and derivative net assets	1,021,124
Total collateral received (pledged) (a)	-
Net amount (b)	1,021,124

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
24	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.75% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2021, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended December 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
6,043,727	—	—
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.89%	0.90%
Class 2	1.14	1.15
Class 3	1.015	1.025
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, former PFIC holdings, foreign capital gains tax, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(11,799,975)	11,799,975	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
26	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
79,757,775	58,757,544	138,515,319	46,145,755	10,051,513	56,197,268
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
172,057,740	127,548,339	—	191,799,894
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,110,619,947	508,406,143	(316,606,249)	191,799,894
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2021, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on January 1, 2022.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,428,361,371 and $1,153,958,174, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments
28	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe which are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
December 31, 2021
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 98.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Overseas Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Overseas Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
0.83%	$134,451,388	$13,937,246	$0.05	$120,742,515	$0.42
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2022.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
36	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2021

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Columbia Variable Portfolio – Overseas Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6493 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio - Government Money Market Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio - Government Money Market Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Monthly portfolio holdings
The Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q for periods ended prior to and including March 31, 2019. The Fund’s Form N-Qs are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
The Fund’s portfolio holdings since March 31, 2019 are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFPs are available on the SEC’s website at sec.gov and can be obtained without a charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio - Government Money Market Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
John McColley
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	0.02	0.83	0.42
Class 2	05/03/10	0.02	0.67	0.34
Class 3	10/13/81	0.02	0.75	0.38
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
Prior to May 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Portfolio breakdown (%) (at December 31, 2021)
Repurchase Agreements	12.9
Treasury Bills	9.8
U.S. Government & Agency Obligations	72.4
U.S. Treasury Obligations	4.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.10	1,025.00	0.20	0.20	0.04
Class 2	1,000.00	1,000.00	1,000.10	1,025.00	0.20	0.20	0.04
Class 3	1,000.00	1,000.00	1,000.10	1,025.00	0.20	0.20	0.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended December 31, 2021, the annualized expense ratios would have been 0.45% for all classes. The actual expenses paid would have been $2.27 for all classes. The hypothetical expenses paid would have been $2.29 for all classes.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	5

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Repurchase Agreements 12.6%
Issuer	Yield	Principal Amount ($)	Value ($)
Tri-party RBC Dominion Securities, Inc.
dated 12/31/2021, matures 01/03/2022
repurchase price $20,000,083 (collateralized by U.S. Treasury Securities, Market Value $20,400,089)
	0.050%	20,000,000	20,000,000
Tri-party TD Securities (USA) LLC
dated 12/31/2021, matures 01/03/2022
repurchase price $30,000,125 (collateralized by U.S. Treasury Securities, Market Value $30,600,030)
	0.050%	30,000,000	30,000,000
Total Repurchase Agreements (Cost $50,000,000)			50,000,000

Treasury Bills 9.6%

United States 9.6%
U.S. Treasury Bills
01/27/2022	0.040%	9,000,000	8,999,711
02/03/2022	0.040%	13,000,000	12,999,485
02/08/2022	0.040%	11,000,000	10,999,576
02/10/2022	0.040%	5,000,000	4,999,767
Total			37,998,539
Total Treasury Bills (Cost $37,998,539)			37,998,539

U.S. Government & Agency Obligations 70.8%

Federal Agricultural Mortgage Corp.
02/01/2022	0.040%	7,000,000	7,000,000
06/17/2022	0.070%	6,500,000	6,500,000
Federal Agricultural Mortgage Corp. Discount Notes
02/01/2022	0.050%	9,000,000	8,999,612
02/02/2022	0.040%	6,000,000	5,999,787
02/24/2022	0.050%	6,000,000	5,999,550
03/02/2022	0.050%	7,000,000	6,999,358
03/14/2022	0.060%	7,000,000	6,999,230
Federal Farm Credit Banks Discount Notes
01/06/2022	0.030%	6,000,000	5,999,967
01/19/2022	0.020%	15,000,000	14,999,850
01/24/2022	0.040%	6,000,000	5,999,847
02/01/2022	0.040%	10,000,000	9,999,656
04/11/2022	0.040%	4,000,000	3,999,555
06/06/2022	0.120%	2,000,000	1,998,960
Federal Farm Credit Banks Funding Corp.
04/06/2022	0.070%	4,000,000	3,999,844
10/13/2022	0.090%	4,750,000	4,749,210
Federal Farm Credit Discount Notes
01/12/2022	0.030%	5,000,000	4,999,954
U.S. Government & Agency Obligations (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks(a)
SOFR + 0.090% 05/26/2022	0.140%	4,000,000	4,000,000
Federal Home Loan Banks
12/12/2022	0.210%	4,250,000	4,250,000
Federal Home Loan Banks Discount Notes
01/07/2022	0.030%	11,000,000	10,999,927
01/10/2022	0.030%	18,000,000	17,999,842
01/11/2022	0.040%	18,000,000	17,999,810
01/13/2022	0.040%	10,000,000	9,999,867
01/14/2022	0.040%	9,000,000	8,999,870
01/19/2022	0.040%	4,000,000	3,999,920
01/24/2022	0.030%	10,000,000	9,999,808
02/02/2022	0.050%	4,000,000	3,999,822
02/09/2022	0.030%	5,000,000	4,999,810
02/11/2022	0.040%	11,900,000	11,899,458
02/15/2022	0.040%	8,000,000	7,999,550
02/17/2022	0.050%	8,000,000	7,999,478
05/06/2022	0.060%	6,000,000	5,998,750
Federal Home Loan Mortgage Corp(a)
SOFR + 0.100% 08/19/2022	0.150%	2,000,000	2,000,000
Federal Home Loan Mortgage Corp.
07/25/2022	0.140%	4,030,000	4,029,624
Federal National Mortgage Association Discount Notes
01/05/2022	0.030%	3,000,000	2,999,987
01/26/2022	0.030%	12,000,000	11,999,708
02/09/2022	0.030%	12,000,000	11,999,545
03/02/2022	0.040%	11,000,000	10,999,212
Total U.S. Government & Agency Obligations (Cost $280,418,368)			280,418,368

U.S. Treasury Obligations 4.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
3-month U.S. Treasury Index + 0.049% 01/31/2023	0.134%	12,500,000	12,500,274
3-month U.S. Treasury Index + 0.034% 04/30/2023	0.119%	6,250,000	6,250,336
Total U.S. Treasury Obligations (Cost $18,750,610)			18,750,610

Total Investments in Securities (Cost: $387,167,517)	387,167,517
Other Assets & Liabilities, Net	8,822,318
Net Assets	395,989,835
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
Abbreviation Legend
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	50,000,000	—	50,000,000
Treasury Bills	—	37,998,539	—	37,998,539
U.S. Government & Agency Obligations	—	280,418,368	—	280,418,368
U.S. Treasury Obligations	—	18,750,610	—	18,750,610
Total Investments in Securities	—	387,167,517	—	387,167,517
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	7

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $337,167,517)	$337,167,517
Repurchase agreements (cost $50,000,000)	50,000,000
Cash	9,501,851
Receivable for:
Capital shares sold	336
Interest	11,177
Expense reimbursement due from Investment Manager	4,556
Prepaid expenses	9,399
Trustees’ deferred compensation plan	886
Total assets	396,695,722
Liabilities
Payable for:
Capital shares purchased	553,472
Distributions to shareholders	109
Management services fees	4,236
Service fees	23,368
Compensation of board members	102,569
Compensation of chief compliance officer	76
Other expenses	21,171
Trustees’ deferred compensation plan	886
Total liabilities	705,887
Net assets applicable to outstanding capital stock	$395,989,835
Represented by
Paid in capital	396,067,079
Total distributable earnings (loss)	(77,244)
Total - representing net assets applicable to outstanding capital stock	$395,989,835
Class 1
Net assets	$88,116,991
Shares outstanding	88,038,873
Net asset value per share	$1.00
Class 2
Net assets	$109,160,223
Shares outstanding	109,182,261
Net asset value per share	$1.00
Class 3
Net assets	$198,712,621
Shares outstanding	198,618,827
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Interest	$231,217
Total income	231,217
Expenses:
Management services fees	1,642,056
Distribution and/or service fees
Class 2	282,880
Class 3	270,495
Service fees	263,831
Compensation of board members	38,068
Custodian fees	8,792
Printing and postage fees	24,624
Audit fees	29,500
Legal fees	13,837
Compensation of chief compliance officer	68
Other	10,751
Total expenses	2,584,902
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,842,385)
Fees waived by distributor
Class 2	(282,880)
Class 3	(270,495)
Total net expenses	189,142
Net investment income	42,075
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	666
Net realized gain	666
Net realized and unrealized gain	666
Net increase in net assets resulting from operations	$42,741
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	9

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$42,075	$798,555
Net realized gain	666	46,243
Net increase in net assets resulting from operations	42,741	844,798
Distributions to shareholders
Net investment income and net realized gains
Class 1	(18,204)	(288,123)
Class 2	(23,376)	(171,344)
Class 3	(43,000)	(531,580)
Total distributions to shareholders	(84,580)	(991,047)
Increase (decrease) in net assets from capital stock activity	(44,067,138)	110,351,572
Total increase (decrease) in net assets	(44,108,977)	110,205,323
Net assets at beginning of year	440,098,812	329,893,489
Net assets at end of year	$395,989,835	$440,098,812

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	19,294,070	19,294,070	63,016,150	63,016,151
Distributions reinvested	18,178	18,178	290,976	290,976
Redemptions	(26,248,081)	(26,248,081)	(55,043,740)	(55,043,740)
Net increase (decrease)	(6,935,833)	(6,935,833)	8,263,386	8,263,387
Class 2
Subscriptions	48,743,078	48,743,078	89,423,203	89,423,203
Distributions reinvested	23,376	23,376	173,027	173,027
Redemptions	(46,839,328)	(46,839,328)	(43,399,111)	(43,399,111)
Net increase	1,927,126	1,927,126	46,197,119	46,197,119
Class 3
Subscriptions	22,252,578	22,252,578	107,706,330	107,706,329
Distributions reinvested	43,010	43,010	537,237	537,237
Redemptions	(61,354,019)	(61,354,019)	(52,352,500)	(52,352,500)
Net increase (decrease)	(39,058,431)	(39,058,431)	55,891,067	55,891,066
Total net increase (decrease)	(44,067,138)	(44,067,138)	110,351,572	110,351,572
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

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Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return is not annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2020	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	(0.00)(b)	(0.02)
Year Ended 12/31/2018	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 12/31/2017	$1.00	0.00(b)	0.00	0.00(b)	(0.00)(b)	—	(0.00)(b)
Class 2
Year Ended 12/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2020	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	(0.00)(b)	(0.02)
Year Ended 12/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2017	$1.00	0.00(b)	0.00	0.00(b)	(0.00)(b)	—	(0.00)(b)
Class 3
Year Ended 12/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2020	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 12/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	(0.00)(b)	(0.02)
Year Ended 12/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2017	$1.00	0.00(b)	0.00	0.00(b)	(0.00)(b)	—	(0.00)(b)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
(c)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

Class	12/31/2021	12/31/2020
Class 1	0.40%	0.23%
Class 2	0.66%	0.46%
Class 3	0.53%	0.33%
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$1.00	0.02%	0.48%	0.05%(c)	0.01%	$88,117
Year Ended 12/31/2020	$1.00	0.31%	0.49%	0.21%(c)	0.23%	$95,062
Year Ended 12/31/2019	$1.00	1.89%	0.47%	0.36%	1.87%	$86,841
Year Ended 12/31/2018	$1.00	1.51%	0.46%	0.32%	1.77%	$301,167
Year Ended 12/31/2017	$1.00	0.43%	0.50%	0.45%	0.42%	$44,578
Class 2
Year Ended 12/31/2021	$1.00	0.02%	0.73%	0.04%(c)	0.01%	$109,160
Year Ended 12/31/2020	$1.00	0.24%	0.74%	0.23%(c)	0.13%	$107,245
Year Ended 12/31/2019	$1.00	1.64%	0.72%	0.62%	1.60%	$61,083
Year Ended 12/31/2018	$1.00	1.26%	0.72%	0.59%	1.36%	$67,341
Year Ended 12/31/2017	$1.00	0.18%	0.75%	0.70%	0.17%	$32,860
Class 3
Year Ended 12/31/2021	$1.00	0.02%	0.61%	0.05%(c)	0.01%	$198,713
Year Ended 12/31/2020	$1.00	0.28%	0.61%	0.23%(c)	0.20%	$237,792
Year Ended 12/31/2019	$1.00	1.77%	0.60%	0.49%	1.72%	$181,970
Year Ended 12/31/2018	$1.00	1.38%	0.60%	0.48%	1.36%	$209,931
Year Ended 12/31/2017	$1.00	0.30%	0.62%	0.57%	0.29%	$224,799
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	13

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio - Government Money Market Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
14	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
	RBC Dominion Securities ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	20,000,000	30,000,000	50,000,000
Total financial and derivative net assets	20,000,000	30,000,000	50,000,000
Total collateral received (pledged) (a)	20,000,000	30,000,000	50,000,000
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	15

Notes to Financial Statements  (continued)
December 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.39% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
16	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
The Distributor has voluntarily agreed to waive the distribution fees for Class 2 and Class 3 shares, so that the Fund will not pay distribution fees for these share classes. This arrangement may be modified or terminated by the Distributor at any time.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.45%
Class 2	0.70
Class 3	0.575
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund with the intent of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice to shareholders and, accordingly, any positive net yield resulting therefrom will cease. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class 2 and Class 3 distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for trustees’ deferred compensation, distributions, and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	17

Notes to Financial Statements  (continued)
December 31, 2021
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
709	(709)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
83,871	709	84,580	991,047	—	991,047
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
25,050	—	—	—
At December 31, 2021, the cost of all investments for federal income tax purposes was $387,167,517. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended December 31, 2021.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each
18	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, one unaffiliated shareholder of record owned 10.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 86.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
20	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio - Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Government Money Market Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
22	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Section 163(j) Interest Dividends
66.71%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	23

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
24	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
26	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
28	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2021	29

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Columbia Variable Portfolio - Government Money Market Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6637 AW (2/22)

Annual Report
December 31, 2021
CTIVP® – Loomis Sayles Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Loomis Sayles Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Loomis Sayles Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Loomis, Sayles & Company, L.P.
Aziz Hamzaogullari, CFA
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	18.57	21.76	17.96
Class 2	05/07/10	18.28	21.45	17.68
Russell 1000 Growth Index		27.60	25.32	19.79
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Loomis Sayles Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	17.6
Consumer Discretionary	12.3
Consumer Staples	4.2
Energy	1.4
Financials	3.0
Health Care	15.8
Industrials	9.3
Information Technology	36.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 88.38% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 18.28%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 27.60% over the same time period.
Market overview
U.S. stocks faced a myriad of issues during the period, many related to the ongoing COVID-19 pandemic, including the emergence of the Delta variant, persistent supply chain interruptions, and rising input costs. Complicating matters was a consistent stream of news out of China impacting U.S. markets, ranging from increased regulation of gaming and leisure to banning trading in cryptocurrencies and, lastly, the Evergrande liquidity scare, which roiled markets for a period. On the policy front, the U.S. Federal Reserve (Fed) began telegraphing plans for tapering of bond purchases, while additional stimulus measures and a bipartisan infrastructure bill continued to be debated in Congress. The second half of the year saw the resumption of quality market leadership with earnings power driving stock performance more than speculative hype. U.S. stocks ended the year near all-time highs, despite a tumultuous final month in which the Omicron variant swept across the globe with eye-popping speed. In addition to inflation hitting multi-decade highs, along with the Fed’s pivot to tackle inflationary pressures, persistent labor shortages and supply chain disruptions were central to the 2021 storyline.
The Fund’s most notable detractors during the period:
•	The consumer discretionary, health care and consumer staples sectors detracted most from the Fund’s performance on a relative basis. Consumer discretionary was underweight relative to the benchmark and health care and consumer staples were overweight. Stock selection detracted in all three sectors.
•	Among individual stocks, Alibaba Group Holding Ltd., Autodesk, Inc. and The Walt Disney Co. were among the largest relative detractors during the period.
○	Alibaba shares have been under pressure since late 2020 due to investor concern regarding increasing regulatory intervention by the Chinese government. More recently, we have observed increasing competitive pressure in two of the company’s smaller but faster growing e-commerce businesses.We continue to believe that Alibaba is a high-quality company that remains well positioned to benefit from secular growth in China e-commerce and trades at a discount to intrinsic value. However, given our most recent analysis, we trimmed the position and allocated the proceeds to other holdings.
○	Disney reported financial results during the period that continue to be significantly impacted by COVID-19, but were largely in line with consensus expectations for revenues and profitability. However, shares responded negatively to news that subscriptions to Disney+ were below elevated investor expectations. We believe the market continues to underappreciate the long-term opportunity for subscriber growth, pricing increases, and margin expansion in its streaming platform. We believe the shares still trade at a substantial discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.
○	Autodesk shares declined following the company’s financial report in which billings growth decelerated and was below management expectations. Management attributed the slower growth rate in part to supply chain disruptions as well as weakness in China’s architecture, engineering, and construction industry. We believe these issues are temporary and do not impact our assessment of Autodesk as a high-quality business with durable structural growth drivers and which trades at a substantial discount to our estimate of intrinsic value.
The Fund’s most notable contributors during the period:
•	Energy was the only contributing sector to the Fund on a relative basis as the sector provided positive absolute returns. We were overweight in energy relative to the benchmark.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Among individual stocks, NVIDIA Corp., Alphabet, Inc. and Microsoft Corp. were among the largest relative contributors during the period.
○	NVIDIA is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. The company reported better-than-expected financial results that included quarterly revenue records in its gaming, data center, and professional visualization segments in the second half of the year.
○	Alphabet is a holding company that owns a collection of businesses — the largest of which is Google, the global leader in online search and advertising, which also offers online cloud solutions to businesses and consumers. The company’s financial results during the period reflected a strong recovery in advertising spending, which had been depressed due to COVID-19, while revenue growth accelerated and adjusted operating margins expanded.
○	Microsoft, the world’s largest software company, reported financial results that were above management and consensus expectations on all key metrics, including revenue growth of approximately 20%, expanding operating margins, and strong double-digit growth in both operating income and free cash flow. The company also continued to show strong commercial cloud growth, with revenue rising approximately 30% year over year.
•	We believe the shares of all three contributors continue to trade at a discount to our estimates of intrinsic value and offer compelling reward-to-risk opportunities.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,043.00	1,021.83	3.45	3.41	0.67
Class 2	1,000.00	1,000.00	1,041.60	1,020.57	4.73	4.69	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 17.3%
Entertainment 3.6%
Walt Disney Co. (The)(a)	567,741	87,937,404
Interactive Media & Services 13.7%
Alphabet, Inc., Class A(a)	33,397	96,752,445
Alphabet, Inc., Class C(a)	33,490	96,906,329
Meta Platforms, Inc., Class A(a)	437,426	147,128,235
Total		340,787,009
Total Communication Services		428,724,413
Consumer Discretionary 12.1%
Hotels, Restaurants & Leisure 4.3%
Starbucks Corp.	509,344	59,577,968
Yum China Holdings, Inc.	298,327	14,868,618
Yum! Brands, Inc.	235,039	32,637,515
Total		107,084,101
Internet & Direct Marketing Retail 7.8%
Alibaba Group Holding Ltd., ADR(a)	307,723	36,554,415
Amazon.com, Inc.(a)	46,757	155,903,736
Total		192,458,151
Total Consumer Discretionary		299,542,252
Consumer Staples 4.2%
Beverages 3.0%
Monster Beverage Corp.(a)	764,362	73,409,326
Household Products 1.2%
Colgate-Palmolive Co.	349,870	29,857,906
Total Consumer Staples		103,267,232
Energy 1.3%
Energy Equipment & Services 1.3%
Schlumberger NV	1,101,371	32,986,061
Total Energy		32,986,061
Financials 3.0%
Capital Markets 3.0%
Factset Research Systems, Inc.	89,303	43,402,151
SEI Investments Co.	504,229	30,727,715
Total		74,129,866
Total Financials		74,129,866
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 15.5%
Biotechnology 5.4%
Regeneron Pharmaceuticals, Inc.(a)	104,326	65,883,955
Vertex Pharmaceuticals, Inc.(a)	305,153	67,011,599
Total		132,895,554
Health Care Equipment & Supplies 1.5%
Intuitive Surgical, Inc.(a)	102,417	36,798,428
Life Sciences Tools & Services 2.3%
Illumina, Inc.(a)	151,398	57,597,855
Pharmaceuticals 6.3%
Novartis AG, ADR	740,196	64,744,944
Novo Nordisk A/S, ADR	252,781	28,311,472
Roche Holding AG, ADR	1,227,308	63,599,101
Total		156,655,517
Total Health Care		383,947,354
Industrials 9.1%
Aerospace & Defense 4.3%
Boeing Co. (The)(a)	536,369	107,981,807
Air Freight & Logistics 2.2%
Expeditors International of Washington, Inc.	400,336	53,761,122
Machinery 2.6%
Deere & Co.	186,172	63,836,517
Total Industrials		225,579,446
Information Technology 35.6%
Communications Equipment 1.9%
Cisco Systems, Inc.	741,920	47,015,470
IT Services 6.0%
Automatic Data Processing, Inc.	80,216	19,779,661
Visa, Inc., Class A	595,093	128,962,604
Total		148,742,265
Semiconductors & Semiconductor Equipment 9.5%
NVIDIA Corp.	596,142	175,331,324
QUALCOMM, Inc.	330,024	60,351,489
Total		235,682,813
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 18.2%
Autodesk, Inc.(a)	343,872	96,693,368
Microsoft Corp.	368,992	124,099,389
Oracle Corp.	1,191,099	103,875,744
Salesforce.com, Inc.(a)	365,071	92,775,493
Workday, Inc., Class A(a)	129,750	35,445,105
Total		452,889,099
Total Information Technology		884,329,647
Total Common Stocks (Cost $1,150,773,018)		2,432,506,271

Money Market Funds 1.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	48,645,716	48,635,987
Total Money Market Funds (Cost $48,637,337)		48,635,987
Total Investments in Securities (Cost: $1,199,410,355)		2,481,142,258
Other Assets & Liabilities, Net		(832,946)
Net Assets		2,480,309,312

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	16,948,187	384,508,990	(352,819,840)	(1,350)	48,635,987	(1,803)	16,351	48,645,716
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	428,724,413	—	—	428,724,413
Consumer Discretionary	299,542,252	—	—	299,542,252
Consumer Staples	103,267,232	—	—	103,267,232
Energy	32,986,061	—	—	32,986,061
Financials	74,129,866	—	—	74,129,866
Health Care	320,348,253	63,599,101	—	383,947,354
Industrials	225,579,446	—	—	225,579,446
Information Technology	884,329,647	—	—	884,329,647
Total Common Stocks	2,368,907,170	63,599,101	—	2,432,506,271
Money Market Funds	48,635,987	—	—	48,635,987
Total Investments in Securities	2,417,543,157	63,599,101	—	2,481,142,258
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,150,773,018)	$2,432,506,271
Affiliated issuers (cost $48,637,337)	48,635,987
Receivable for:
Capital shares sold	9,211
Dividends	622,220
Foreign tax reclaims	17,790
Prepaid expenses	23,429
Total assets	2,481,814,908
Liabilities
Payable for:
Capital shares purchased	1,127,583
Management services fees	44,689
Distribution and/or service fees	529
Service fees	32,712
Compensation of board members	260,598
Compensation of chief compliance officer	452
Other expenses	39,033
Total liabilities	1,505,596
Net assets applicable to outstanding capital stock	$2,480,309,312
Represented by
Trust capital	$2,480,309,312
Total - representing net assets applicable to outstanding capital stock	$2,480,309,312
Class 1
Net assets	$2,403,744,632
Shares outstanding	40,921,372
Net asset value per share	$58.74
Class 2
Net assets	$76,564,680
Shares outstanding	1,341,343
Net asset value per share	$57.08
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	11

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$16,702,812
Dividends — affiliated issuers	16,351
Foreign taxes withheld	(1,699,200)
Total income	15,019,963
Expenses:
Management services fees	16,570,860
Distribution and/or service fees
Class 2	184,454
Service fees	363,659
Compensation of board members	93,832
Custodian fees	16,453
Printing and postage fees	38,766
Audit fees	29,500
Legal fees	32,916
Interest on interfund lending	1,554
Compensation of chief compliance officer	425
Other	123,750
Total expenses	17,456,169
Net investment loss	(2,436,206)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	395,442,110
Investments — affiliated issuers	(1,803)
Net realized gain	395,440,307
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	46,714,572
Investments — affiliated issuers	(1,350)
Net change in unrealized appreciation (depreciation)	46,713,222
Net realized and unrealized gain	442,153,529
Net increase in net assets resulting from operations	$439,717,323
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$(2,436,206)	$1,890,297
Net realized gain	395,440,307	441,506,183
Net change in unrealized appreciation (depreciation)	46,713,222	207,899,363
Net increase in net assets resulting from operations	439,717,323	651,295,843
Decrease in net assets from capital stock activity	(507,045,549)	(663,811,930)
Total decrease in net assets	(67,328,226)	(12,516,087)
Net assets at beginning of year	2,547,637,538	2,560,153,625
Net assets at end of year	$2,480,309,312	$2,547,637,538

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,327,217	115,966,646	3,031,060	124,647,713
Redemptions	(11,463,880)	(619,559,044)	(19,681,393)	(784,712,667)
Net decrease	(9,136,663)	(503,592,398)	(16,650,333)	(660,064,954)
Class 2
Subscriptions	111,996	5,940,036	163,611	6,799,662
Redemptions	(175,391)	(9,393,187)	(264,248)	(10,546,638)
Net decrease	(63,395)	(3,453,151)	(100,637)	(3,746,976)
Total net decrease	(9,200,058)	(507,045,549)	(16,750,970)	(663,811,930)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$49.54	(0.05)	9.25	9.20
Year Ended 12/31/2020	$37.55	0.04	11.95	11.99
Year Ended 12/31/2019	$28.50	0.17	8.88	9.05
Year Ended 12/31/2018	$29.20	0.17	(0.87)	(0.70)
Year Ended 12/31/2017	$21.95	0.10	7.15	7.25
Class 2
Year Ended 12/31/2021	$48.26	(0.19)	9.01	8.82
Year Ended 12/31/2020	$36.67	(0.07)	11.66	11.59
Year Ended 12/31/2019	$27.90	0.08	8.69	8.77
Year Ended 12/31/2018	$28.66	0.10	(0.86)	(0.76)
Year Ended 12/31/2017	$21.60	0.03	7.03	7.06

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$58.74	18.57%	0.68%(c)	0.68%(c)	(0.09%)	6%	$2,403,745
Year Ended 12/31/2020	$49.54	31.93%	0.69%	0.69%	0.09%	22%	$2,479,845
Year Ended 12/31/2019	$37.55	31.76%	0.69%	0.69%	0.50%	7%	$2,504,948
Year Ended 12/31/2018	$28.50	(2.40%)	0.70%	0.70%	0.57%	8%	$1,929,781
Year Ended 12/31/2017	$29.20	33.03%	0.72%	0.72%	0.39%	5%	$1,989,749
Class 2
Year Ended 12/31/2021	$57.08	18.28%	0.93%(c)	0.93%(c)	(0.35%)	6%	$76,565
Year Ended 12/31/2020	$48.26	31.61%	0.94%	0.94%	(0.16%)	22%	$67,793
Year Ended 12/31/2019	$36.67	31.43%	0.94%	0.94%	0.25%	7%	$55,206
Year Ended 12/31/2018	$27.90	(2.65%)	0.95%	0.95%	0.32%	8%	$44,937
Year Ended 12/31/2017	$28.66	32.68%	0.97%	0.97%	0.10%	5%	$45,101
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	15

Notes to Financial Statements
December 31, 2021
Note 1. Organization
CTIVP® – Loomis Sayles Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	17

Notes to Financial Statements  (continued)
December 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.65% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
18	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021	Contractual expense cap prior to May 1, 2021
Class 1	0.74%	0.74%	0.74%
Class 2	0.99	0.99	0.99
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $151,734,489 and $691,972,820, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	79,900,000	0.70	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
20	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 97.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Loomis Sayles Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Loomis Sayles Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	23

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
24	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
26	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
28	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2021	29

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CTIVP® – Loomis Sayles Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-2010 AW (2/22)

Annual Report
December 31, 2021
Portfolio Navigator Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
Variable Portfolio — Conservative Portfolio
Variable Portfolio — Moderately Conservative Portfolio
Variable Portfolio — Moderate Portfolio
Variable Portfolio — Moderately Aggressive Portfolio
Variable Portfolio — Aggressive Portfolio
Please remember that you may not buy (nor will you own) shares of the Fund directly. Each Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Portfolio Navigator Funds  |  Annual Report 2021

Fund at a Glance
Variable Portfolio – Conservative Portfolio
Investment objective
Variable Portfolio — Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a conservative level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	3.05	5.50	4.53
Class 2	05/07/10	2.82	5.35	4.45
Class 4	05/07/10	2.82	5.33	4.45
Blended Benchmark		2.75	6.05	5.16
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.90
Russell 3000 Index		25.66	17.97	16.30
MSCI EAFE Index (Net)		11.26	9.55	8.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Portfolio Navigator Funds | Annual Report 2021	3

Fund at a Glance   (continued)
Variable Portfolio – Conservative Portfolio
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Alternative Strategies Funds	0.1
Equity Funds	19.8
Fixed Income Funds	73.3
Money Market Funds	6.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Portfolio Navigator Funds | Annual Report 2021

Fund at a Glance
Variable Portfolio – Moderately Conservative Portfolio
Investment objective
Variable Portfolio — Moderately Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	5.99	7.20	6.01
Class 2	05/07/10	5.74	7.04	5.93
Class 4	05/07/10	5.79	7.04	5.93
Blended Benchmark		5.98	7.84	6.79
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.90
Russell 3000 Index		25.66	17.97	16.30
MSCI EAFE Index (Net)		11.26	9.55	8.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000 Index, and 11% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Portfolio Navigator Funds | Annual Report 2021	5

Fund at a Glance   (continued)
Variable Portfolio – Moderately Conservative Portfolio
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Alternative Strategies Funds	0.2
Equity Funds	34.6
Fixed Income Funds	61.2
Money Market Funds	4.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
6	Portfolio Navigator Funds | Annual Report 2021

Fund at a Glance
Variable Portfolio – Moderate Portfolio
Investment objective
Variable Portfolio — Moderate Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderate level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	9.31	9.00	7.58
Class 2	05/07/10	9.00	8.84	7.50
Class 4	05/07/10	9.04	8.84	7.51
Blended Benchmark		9.43	9.68	8.49
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.90
Russell 3000 Index		25.66	17.97	16.30
MSCI EAFE Index (Net)		11.26	9.55	8.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Portfolio Navigator Funds | Annual Report 2021	7

Fund at a Glance   (continued)
Variable Portfolio – Moderate Portfolio
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Alternative Strategies Funds	0.3
Equity Funds	48.9
Fixed Income Funds	45.1
Money Market Funds	5.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
8	Portfolio Navigator Funds | Annual Report 2021

Fund at a Glance
Variable Portfolio – Moderately Aggressive Portfolio
Investment objective
Variable Portfolio — Moderately Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	12.61	10.57	8.99
Class 2	05/07/10	12.31	10.42	8.92
Class 4	05/07/10	12.33	10.43	8.92
Blended Benchmark		12.95	11.50	10.16
Russell 3000 Index		25.66	17.97	16.30
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.90
MSCI EAFE Index (Net)		11.26	9.55	8.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Portfolio Navigator Funds | Annual Report 2021	9

Fund at a Glance   (continued)
Variable Portfolio – Moderately Aggressive Portfolio
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Alternative Strategies Funds	0.3
Equity Funds	63.7
Fixed Income Funds	29.4
Money Market Funds	6.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
10	Portfolio Navigator Funds | Annual Report 2021

Fund at a Glance
Variable Portfolio – Aggressive Portfolio
Investment objective
Variable Portfolio – Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with an aggressive level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	16.03	12.12	10.44
Class 2	05/07/10	15.76	11.96	10.36
Class 4	05/07/10	15.77	11.96	10.36
Blended Benchmark		16.41	13.19	11.73
Russell 3000 Index		25.66	17.97	16.30
MSCI EAFE Index (Net)		11.26	9.55	8.03
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.90
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 56% Russell 3000 Index, 24% MSCI EAFE Index (Net) and 20% Bloomberg U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Portfolio Navigator Funds | Annual Report 2021	11

Fund at a Glance   (continued)
Variable Portfolio – Aggressive Portfolio
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Alternative Strategies Funds	0.5
Equity Funds	79.2
Fixed Income Funds	15.8
Money Market Funds	4.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
12	Portfolio Navigator Funds | Annual Report 2021

MANAGER DISCUSSION OF FUND PERFORMANCE

During the period, the Funds’ bond benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -1.54%; the Funds’ domestic equity benchmark, the Russell 3000 Index, returned 25.66%; and the Funds’ international equity benchmark, the MSCI EAFE Index (Net), returned 11.26%. While these individual benchmark returns are informative, we believe that the Blended Benchmarks, which are comprised of these individual indices in varying percentages, serve as a more relevant performance comparison for each of the Funds.
•	Variable Portfolio – Conservative Portfolio Class 2 shares returned 2.82%, outperforming its Blended Benchmark, which returned 2.75%.
•	Variable Portfolio – Moderately Conservative Portfolio Class 2 shares returned 5.74%, underperforming its Blended Benchmark, which returned 5.98%.
•	Variable Portfolio – Moderate Portfolio Class 2 shares returned 9.00%, underperforming its Blended Benchmark, which returned 9.43%.
•	Variable Portfolio – Moderately Aggressive Portfolio Class 2 shares returned 12.31%, underperforming its Blended Benchmark, which returned 12.95%.
•	Variable Portfolio – Aggressive Portfolio Class 2 shares returned 15.76%, underperforming its Blended Benchmark, which returned 16.41%.
Market overview
As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. Nonetheless, the major large-cap indexes ended the year at or near all-time highs, with technology and communication services stocks being the key drivers of market performance.
For the full year, most major equity asset classes generated strong positive returns. U.S. equities continued to outperform international equities. Large-cap stocks outperformed mid- to small-cap stocks, but the dominance of growth over value faded, with value stocks outperforming growth in the small- to mid-cap space for the year. Bond market returns for the 12-month period were muted, given that U.S. Treasury yields increased. U.S. high yield corporate bonds delivered the strongest gains while U.S. investment-grade corporate bonds delivered negative returns for the period.
The Funds’ most notable contributors during the period
•	An overweight to U.S. equity and an underweight to fixed income in each of the Funds were meaningful contributors during the period.
•	Allocations to underlying U.S. large cap core equity funds also contributed.
•	Underlying manager performance in core fixed-income funds also supported performance in each of the Funds.
The Funds’ most notable detractors during the period
•	Underlying manager performance, on average, across U.S. equity funds detracted from performance in each of the Funds.
•	An international core equity manager detracted from performance.
•	Tactical positions with long-dated synthetic U.S. treasuries positions and investment-grade credit exposures detracted from performance within the fixed-income portion of the portfolios.
Portfolio Navigator Funds | Annual Report 2021	13

MANAGER DISCUSSION OF FUND PERFORMANCE   (continued)

The views expressed in this report reflect the current views of the respective partieswho have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
14	Portfolio Navigator Funds | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Conservative Portfolio
Class 1	1,000.00	1,000.00	1,010.80	1,024.55	0.66	0.66	0.13	3.24	3.27	0.64
Class 2	1,000.00	1,000.00	1,010.20	1,023.34	1.87	1.89	0.37	4.46	4.49	0.88
Class 4	1,000.00	1,000.00	1,009.60	1,023.34	1.87	1.89	0.37	4.46	4.49	0.88
Variable Portfolio – Moderately Conservative Portfolio
Class 1	1,000.00	1,000.00	1,018.10	1,024.60	0.61	0.61	0.12	3.41	3.42	0.67
Class 2	1,000.00	1,000.00	1,016.70	1,023.34	1.88	1.89	0.37	4.68	4.69	0.92
Class 4	1,000.00	1,000.00	1,016.60	1,023.34	1.88	1.89	0.37	4.68	4.69	0.92
Portfolio Navigator Funds | Annual Report 2021	15

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Moderate Portfolio
Class 1	1,000.00	1,000.00	1,026.00	1,024.60	0.61	0.61	0.12	3.57	3.57	0.70
Class 2	1,000.00	1,000.00	1,024.30	1,023.34	1.89	1.89	0.37	4.85	4.84	0.95
Class 4	1,000.00	1,000.00	1,024.30	1,023.34	1.89	1.89	0.37	4.85	4.84	0.95
Variable Portfolio – Moderately Aggressive Portfolio
Class 1	1,000.00	1,000.00	1,032.10	1,024.50	0.72	0.71	0.14	3.84	3.83	0.75
Class 2	1,000.00	1,000.00	1,031.00	1,023.29	1.95	1.94	0.38	5.07	5.05	0.99
Class 4	1,000.00	1,000.00	1,031.00	1,023.29	1.95	1.94	0.38	5.07	5.05	0.99
Variable Portfolio – Aggressive Portfolio
Class 1	1,000.00	1,000.00	1,040.60	1,024.55	0.67	0.66	0.13	4.06	4.03	0.79
Class 2	1,000.00	1,000.00	1,039.00	1,023.29	1.95	1.94	0.38	5.34	5.30	1.04
Class 4	1,000.00	1,000.00	1,039.30	1,023.29	1.95	1.94	0.38	5.35	5.30	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
16	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments
Variable Portfolio – Conservative Portfolio, December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.1%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	193,128	1,106,620
Total Alternative Strategies Funds (Cost $923,530)		1,106,620

Equity Funds 19.7%

Global Real Estate 0.2%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	233,605	2,354,735
International 6.0%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	2,753,333	41,520,265
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	435,993	5,916,423
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	811,267	11,876,951
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	1,163,402	11,773,624
Total		71,087,263
U.S. Large Cap 12.2%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	492,508	20,040,173
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	226,190	20,047,247
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	310,344	11,777,551
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	2,177,241	40,083,009
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	306,599	11,472,923
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	100,441	5,899,900
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	155,577	5,893,259
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	86,842	5,210,497
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	175,004	5,895,878
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	521,483	18,841,199
Total		145,161,636
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 1.3%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	168,906	3,504,807
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	141,991	3,463,149
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	118,536	4,520,980
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	125,794	4,723,556
Total		16,212,492
Total Equity Funds (Cost $174,843,637)		234,816,126

Fixed Income Funds 73.2%

Emerging Markets 0.6%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	756,842	7,091,612
Investment Grade 72.6%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	13,013,609	134,170,309
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	3,584,230	35,268,819
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	3,164,940	35,415,685
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	4,586,620	47,425,646
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(a)	3,627,236	35,619,459
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	7,296,936	82,163,499
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	13,285,755	142,689,006
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	31,537,690	350,699,116
Total		863,451,539
Total Fixed Income Funds (Cost $879,520,875)		870,543,151

The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	17

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2021
Money Market Funds 6.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(a),(c)	80,596,313	80,580,194
Total Money Market Funds (Cost $80,588,026)		80,580,194
Total Investments in Securities (Cost: $1,135,876,068)		1,187,046,091
Other Assets & Liabilities, Net		2,704,087
Net Assets		1,189,750,178
At December 31, 2021, securities and/or cash totaling $2,866,429 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	253	03/2022	EUR	10,847,375	319,552	—
Russell 2000 Index E-mini	51	03/2022	USD	5,719,140	128,461	—
S&P 500 Index E-mini	73	03/2022	USD	17,368,525	352,494	—
TOPIX Index	18	03/2022	JPY	358,560,000	—	(13,257)
U.S. Treasury 10-Year Note	218	03/2022	USD	28,442,188	86,391	—
U.S. Ultra Treasury Bond	40	03/2022	USD	7,885,000	22,267	—
Total					909,165	(13,257)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	(11)	03/2022	USD	(1,276,990)	—	(39,208)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	38,478,088	125,634,455	(83,526,415)	(5,934)	80,580,194	—	(2,161)	35,263	80,596,313
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	1,602,958	204,234	(1,168,871)	468,299	1,106,620	—	(69,947)	2,043	193,128
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	24,126,863	395,662	(5,393,318)	910,966	20,040,173	—	3,992,097	—	492,508
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	21,204,278	1,378,745	(4,199,738)	1,663,962	20,047,247	—	4,546,221	—	226,190
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	4,288,229	—	(3,700,966)	(587,263)	—	—	758,421	—	—
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	8,226,376	519,829	(1,162,867)	(491,726)	7,091,612	—	11,876	298,897	756,842
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	18,628,680	927,634	(14,765,185)	(4,791,129)	—	690,923	4,063,868	202,667	—
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	5,649,106	—	(6,122,251)	473,145	—	—	(473,144)	—	—
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	199,369,510	20,044,219	(63,669,837)	(21,573,583)	134,170,309	12,127,564	3,197,394	5,592,834	13,013,609
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	20,106,355	1,659,206	(8,893,172)	(1,094,838)	11,777,551	—	4,861,506	—	310,344
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	10,138,776	32,063,096	(5,994,008)	(939,045)	35,268,819	—	101,361	607,114	3,584,230
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	43,868,436	3,672,737	(6,867,945)	(5,257,543)	35,415,685	1,755,053	1,202,336	760,982	3,164,940
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	29,823,653	14,850,938	(4,564,508)	1,410,182	41,520,265	869,298	1,007,174	544,060	2,753,333
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	22,527,557	22,474,030	(9,530,592)	4,612,014	40,083,009	—	5,965,887	—	2,177,241
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	15,832,440	3,790,541	(8,285,032)	134,974	11,472,923	—	2,881,005	—	306,599
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	2,464,367	10,305,663	(9,099,686)	(165,537)	3,504,807	—	873,003	19,224	168,906
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	3,820,736	643,921	(160,056)	(841,452)	3,463,149	615,968	154,256	—	141,991
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	5,465,781	—	(7,439,042)	1,973,261	—	—	(1,948,417)	—	—
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	60,374,716	1,993,505	(12,165,449)	(2,777,126)	47,425,646	796,571	589,502	1,026,515	4,586,620
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	37,127,862	5,321,830	(5,080,437)	(1,749,796)	35,619,459	675,613	(93,030)	596,044	3,627,236
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	61,708,475	46,201,837	(21,284,157)	(4,462,656)	82,163,499	1,842,711	902,038	2,016,720	7,296,936
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	2,873,844	728,867	(1,913,284)	665,308	2,354,735	175,361	27,039	24,467	233,605
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	19,433,668	2,835,102	(18,829,509)	(3,439,261)	—	1,970,752	1,567,542	830,305	—
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	20,899,682	399,979	(8,839,663)	(6,560,098)	5,899,900	—	7,405,617	—	100,441
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	18,293,094	17,022	(12,159,835)	(6,150,281)	—	—	7,286,546	—	—
CTIVP® – MFS® Value Fund, Class 1 Shares
	28,556,023	329,499	(19,116,393)	(3,875,870)	5,893,259	—	5,798,833	—	155,577
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	14,436,102	534,701	(4,921,045)	(4,839,261)	5,210,497	—	4,540,447	—	86,842
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	15,234,064	123,325	(9,732,187)	270,676	5,895,878	—	1,374,472	—	175,004
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	19

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	136,219,530	41,480,875	(23,183,749)	(11,827,650)	142,689,006	6,556,870	1,369,792	2,076,853	13,285,755
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	11,692,953	17,022	(8,730,938)	(2,979,037)	—	—	4,290,490	—	—
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	12,356,177	17,022	(8,198,247)	(4,174,952)	—	—	4,393,127	—	—
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	358,268,789	43,871,881	(31,378,344)	(20,063,210)	350,699,116	9,420,289	1,186,066	5,285,350	31,537,690
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	27,248,916	909,847	(6,542,050)	(2,775,514)	18,841,199	—	8,115,147	—	521,483
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	27,701,503	847,760	(17,994,889)	(4,637,951)	5,916,423	—	6,264,327	121,526	435,993
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	20,568,353	1,297,889	(7,689,407)	(2,299,884)	11,876,951	552,427	3,385,910	8,923	811,267
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	20,162,763	1,186,946	(9,745,855)	169,770	11,773,624	—	1,229,182	301,847	1,163,402
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	5,634,141	254,738	(716,517)	(651,382)	4,520,980	—	1,171,772	—	118,536
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	4,264,162	4,225,399	(2,711,151)	(1,054,854)	4,723,556	—	2,220,425	—	125,794
Total	1,378,677,006			(107,314,276)	1,187,046,091	38,049,400	94,147,980	20,351,634

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Currency Legend
EUR	Euro
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2021
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	1,106,620	1,106,620
Equity Funds	—	—	—	234,816,126	234,816,126
Fixed Income Funds	—	—	—	870,543,151	870,543,151
Money Market Funds	80,580,194	—	—	—	80,580,194
Total Investments in Securities	80,580,194	—	—	1,106,465,897	1,187,046,091
Investments in Derivatives
Asset
Futures Contracts	909,165	—	—	—	909,165
Liability
Futures Contracts	(52,465)	—	—	—	(52,465)
Total	81,436,894	—	—	1,106,465,897	1,187,902,791
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	21

Portfolio of Investments
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.2%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	1,208,045	6,922,099
Total Alternative Strategies Funds (Cost $5,966,687)		6,922,099

Equity Funds 34.5%

Global Real Estate 0.4%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	1,238,741	12,486,511
International 10.9%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	692,147	13,441,489
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	8,794,540	132,621,660
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	5,454,552	74,018,268
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	3,448,852	50,491,200
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	5,070,605	51,314,528
Total		321,887,145
U.S. Large Cap 21.1%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	1,469,041	59,775,278
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	677,929	60,084,868
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	1,564,314	59,365,722
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	6,501,385	119,690,493
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	1,598,404	59,812,281
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	828,321	48,655,557
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	1,306,826	49,502,578
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	715,526	42,931,563
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	1,465,231	49,363,621
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	2,151,397	77,729,995
Total		626,911,956
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 0.7%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	242,945	10,497,658
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	216,657	10,375,684
Total		20,873,342
U.S. Small Cap 1.4%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	488,852	10,143,684
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	415,668	10,138,144
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	365,157	13,927,091
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	198,971	7,471,340
Total		41,680,259
Total Equity Funds (Cost $679,013,172)		1,023,839,213

Fixed Income Funds 61.1%

Emerging Markets 0.6%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	1,898,610	17,789,981
Investment Grade 60.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	24,406,843	251,634,555
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	6,026,434	59,300,108
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	5,274,782	59,024,805
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	5,703,713	58,976,393
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(a)	9,027,792	88,652,918
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	17,126,754	192,847,249
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	30,352,477	325,985,605
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2021
Fixed Income Funds (continued)
	Shares	Value ($)
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	67,932,351	755,407,740
Total		1,791,829,373
Total Fixed Income Funds (Cost $1,813,356,364)		1,809,619,354

Money Market Funds 4.0%

Columbia Short-Term Cash Fund, 0.085%(a),(c)	118,848,828	118,825,058
Total Money Market Funds (Cost $118,836,288)		118,825,058
Total Investments in Securities (Cost: $2,617,172,511)		2,959,205,724
Other Assets & Liabilities, Net		5,418,876
Net Assets		2,964,624,600
At December 31, 2021, securities and/or cash totaling $5,932,408 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	309	03/2022	EUR	13,248,375	293,558	—
MSCI EAFE Index	180	03/2022	USD	20,896,200	617,632	—
Russell 2000 Index E-mini	267	03/2022	USD	29,941,380	782,157	—
S&P 500 Index E-mini	116	03/2022	USD	27,599,300	550,212	—
TOPIX Index	88	03/2022	JPY	1,752,960,000	—	(64,622)
U.S. Treasury 10-Year Note	104	03/2022	USD	13,568,750	41,214	—
Total					2,284,773	(64,622)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	100,950,468	194,592,414	(176,714,573)	(3,251)	118,825,058	—	(8,585)	80,900	118,848,828
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	7,723,952	26,544	(3,158,106)	2,329,709	6,922,099	—	(105,412)	17,150	1,208,045
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	63,986,515	12,324	(6,575,965)	2,352,404	59,775,278	—	11,374,437	—	1,469,041
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	58,194,227	1,459,488	(8,089,515)	8,520,668	60,084,868	—	9,082,552	—	677,929
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	14,953,164	—	(8,089,298)	(6,863,866)	—	—	7,453,147	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	23

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	20,892,622	717,842	(2,603,335)	(1,217,148)	17,789,981	—	64,562	714,051	1,898,610
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	14,484,172	693,540	—	(1,736,223)	13,441,489	536,244	—	157,295	692,147
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	14,369,669	—	(14,949,792)	580,123	—	—	(580,123)	—	—
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	281,204,613	27,957,743	(27,331,578)	(30,196,223)	251,634,555	18,600,766	2,412,382	8,578,061	24,406,843
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	63,522,454	226,174	(7,658,772)	3,275,866	59,365,722	—	12,900,782	—	1,564,314
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	47,868,369	15,441,142	(2,755,562)	(1,253,841)	59,300,108	—	(89,645)	987,047	6,026,434
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	76,547,336	8,403,404	(15,981,816)	(9,944,119)	59,024,805	2,884,585	3,646,278	1,250,741	5,274,782
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	91,173,100	46,755,003	(9,932,486)	4,626,043	132,621,660	2,737,476	2,321,523	1,692,377	8,794,540
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	84,530,487	34,394,270	(18,081,739)	18,847,475	119,690,493	—	12,015,945	—	6,501,385
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	50,099,283	14,948,277	(16,275,473)	11,040,194	59,812,281	—	4,079,443	—	1,598,404
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	12,109,451	12,456,249	(13,499,297)	(922,719)	10,143,684	—	4,195,093	71,983	488,852
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	18,774,396	4,291,690	(6,094,276)	(6,833,666)	10,138,144	1,803,206	5,211,801	—	415,668
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	14,122,611	—	(18,259,947)	4,137,336	—	—	(4,073,143)	—	—
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	29,759,704	34,639,383	(2,412,033)	(3,010,661)	58,976,393	967,835	32,980	1,247,217	5,703,713
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	106,275,369	4,205,787	(17,308,044)	(4,520,194)	88,652,918	1,642,061	6,810	1,448,672	9,027,792
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	252,187,670	14,771,592	(61,555,075)	(12,556,938)	192,847,249	4,181,365	3,557,318	4,576,216	17,126,754
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	13,665,261	1,326,107	(5,765,538)	3,260,681	12,486,511	1,162,044	23,124	162,131	1,238,741
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	50,552,817	7,288,128	(54,416,985)	(3,423,960)	—	5,127,740	(1,448,432)	2,160,387	—
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	67,203,495	33,815	(10,497,385)	(8,084,368)	48,655,557	—	16,786,277	—	828,321
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	59,295,086	—	(33,351,399)	(25,943,687)	—	—	29,623,316	—	—
CTIVP® – MFS® Value Fund, Class 1 Shares
	94,706,161	2,475	(36,274,374)	(8,931,684)	49,502,578	—	21,756,012	—	1,306,826
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	43,326,083	8,625,105	(2,785,726)	(6,233,899)	42,931,563	—	5,281,933	—	715,526
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	53,310,119	445,148	(5,679,585)	1,287,939	49,363,621	—	10,641,163	—	1,465,231
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	278,333,761	89,624,247	(17,950,220)	(24,022,183)	325,985,605	14,698,680	1,244,975	4,655,727	30,352,477
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	16,061,425	2,417	(4,005,220)	(1,560,964)	10,497,658	—	5,545,690	—	242,945
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	18,986,816	42,067	(4,170,522)	(4,482,677)	10,375,684	—	6,113,175	—	216,657
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	677,467,286	154,186,718	(37,811,326)	(38,434,938)	755,407,740	19,830,976	627,216	11,126,374	67,932,351
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	92,948,097	3,837,475	(11,635,430)	(7,420,147)	77,729,995	—	27,338,535	—	2,151,397
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	116,159,465	1,614,001	(44,345,982)	590,784	74,018,268	—	9,310,181	1,550,478	5,454,552
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	41,293,019	19,575,194	(9,769,958)	(607,055)	50,491,200	2,154,951	2,334,631	37,450	3,448,852
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	40,406,534	19,333,722	(11,544,549)	3,118,821	51,314,528	—	(305,646)	1,017,018	5,070,605
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	23,375,964	123,261	(3,880,379)	(5,691,755)	13,927,091	—	7,727,378	—	365,157
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	19,611,047	845,824	(7,160,744)	(5,824,787)	7,471,340	—	10,162,773	—	198,971
Total	3,130,432,068			(155,752,910)	2,959,205,724	76,327,929	226,260,446	41,531,275

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Currency Legend
EUR	Euro
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	25

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2021
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	6,922,099	6,922,099
Equity Funds	—	—	—	1,023,839,213	1,023,839,213
Fixed Income Funds	—	—	—	1,809,619,354	1,809,619,354
Money Market Funds	118,825,058	—	—	—	118,825,058
Total Investments in Securities	118,825,058	—	—	2,840,380,666	2,959,205,724
Investments in Derivatives
Asset
Futures Contracts	2,284,773	—	—	—	2,284,773
Liability
Futures Contracts	(64,622)	—	—	—	(64,622)
Total	121,045,209	—	—	2,840,380,666	2,961,425,875
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments
Variable Portfolio – Moderate Portfolio, December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.3%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	9,643,579	55,257,709
Total Alternative Strategies Funds (Cost $48,084,913)		55,257,709

Equity Funds 48.8%

Global Real Estate 0.7%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	11,511,346	116,034,362
International 13.7%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	2,188,740	42,505,343
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	72,930,094	1,099,785,818
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	33,130,718	449,583,842
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	28,378,880	415,466,803
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	43,126,779	436,443,001
Total		2,443,784,807
U.S. Large Cap 31.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	11,258,997	458,128,586
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	5,251,825	465,469,284
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	14,419,933	547,236,442
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	50,218,166	924,516,426
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	14,706,275	550,308,803
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	7,983,251	468,936,174
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	12,642,142	478,884,340
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	6,859,919	411,595,124
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	14,145,741	476,570,024
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	21,730,325	785,116,658
Total		5,566,761,861
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 1.1%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	2,352,479	101,650,599
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	2,078,581	99,543,250
Total		201,193,849
U.S. Small Cap 2.0%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	4,796,720	99,531,944
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	3,639,553	88,768,695
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	2,891,486	110,281,291
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	1,595,301	59,903,551
Total		358,485,481
Total Equity Funds (Cost $5,578,875,245)		8,686,260,360

Fixed Income Funds 44.9%

Emerging Markets 0.5%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	11,022,816	103,283,790
Investment Grade 44.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	136,420,113	1,406,491,366
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	17,596,943	173,153,922
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	71,653,513	801,802,808
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	29,200,988	301,938,219
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(a)	53,787,972	528,197,882
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	86,126,413	969,783,402
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	132,288,978	1,420,783,626
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	27

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2021
Fixed Income Funds (continued)
	Shares	Value ($)
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	207,117,763	2,303,149,525
Total		7,905,300,750
Total Fixed Income Funds (Cost $7,969,448,867)		8,008,584,540

Money Market Funds 5.7%

Columbia Short-Term Cash Fund, 0.085%(a),(c)	983,593,818	983,397,100
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.011%(a),(c)	29,915,616	29,915,616
Total Money Market Funds (Cost $1,013,391,873)		1,013,312,716
Total Investments in Securities (Cost: $14,609,800,898)		17,763,415,325
Other Assets & Liabilities, Net		45,270,489
Net Assets		17,808,685,814
At December 31, 2021, securities and/or cash totaling $48,023,769 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	5,237	03/2022	EUR	224,536,375	7,413,652	—
FTSE 100 Index	269	03/2022	GBP	19,701,560	626,316	—
Russell 2000 Index E-mini	1,876	03/2022	USD	210,374,640	5,906,426	—
S&P 500 Index E-mini	364	03/2022	USD	86,604,700	1,651,797	—
SPI 200 Index	150	03/2022	AUD	27,551,250	264,208	—
TOPIX Index	1,205	03/2022	JPY	24,003,600,000	—	(883,233)
Total					15,862,399	(883,233)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 37	Morgan Stanley	12/20/2026	1.000	Quarterly	0.494	USD	52,323,000	24,512	—	—	24,512	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2021
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	627,264,139	1,496,026,860	(1,139,876,883)	(17,016)	983,397,100	—	(61,632)	620,805	983,593,818
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	55,839,319	138,854	(17,828,573)	17,108,109	55,257,709	—	(78,844)	138,854	9,643,579
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	443,073,196	—	(31,149,749)	46,205,139	458,128,586	—	53,166,498	—	11,258,997
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	477,394,061	—	(70,789,817)	58,865,040	465,469,284	—	72,802,294	—	5,251,825
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	118,018,144	4,079,070	(12,076,235)	(6,737,189)	103,283,790	—	136,988	4,061,790	11,022,816
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	92,763,356	2,987,216	(32,392,047)	(20,853,182)	42,505,343	2,144,529	16,759,128	840,136	2,188,740
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 0.011%
	29,909,632	5,984	—	—	29,915,616	2,991	—	2,992	29,915,616
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	65,314,672	—	(67,130,092)	1,815,420	—	—	(1,815,420)	—	—
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	1,515,649,409	205,601,091	(147,856,263)	(166,902,871)	1,406,491,366	109,692,814	3,399,987	50,586,718	136,420,113
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	519,619,615	—	(26,821,819)	54,438,646	547,236,442	—	87,565,955	—	14,419,933
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	131,516,322	46,085,303	(634,327)	(3,813,376)	173,153,922	—	(21,344)	2,800,552	17,596,943
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	760,941,769	171,015,852	(47,642,087)	(82,512,726)	801,802,808	39,108,978	8,464,017	16,957,455	71,653,513
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	698,115,463	411,896,152	(50,287,306)	40,061,509	1,099,785,818	22,334,123	11,639,871	13,759,959	72,930,094
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	664,616,374	181,078,396	(89,372,963)	168,194,619	924,516,426	—	61,599,188	—	50,218,166
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	501,026,385	26,459,085	(84,059,390)	106,882,723	550,308,803	—	21,511,173	—	14,706,275
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	98,201,867	55,244,545	(59,213,526)	5,299,058	99,531,944	—	22,251,104	771,684	4,796,720
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	152,251,384	15,788,709	(34,586,161)	(44,685,237)	88,768,695	15,788,709	29,650,740	—	3,639,553
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	65,413,776	—	(89,836,692)	24,422,916	—	—	(24,125,581)	—	—
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	280,060,912	37,104,305	(1,000,060)	(14,226,938)	301,938,219	4,847,287	77,457	6,246,539	29,200,988
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	980,952,332	37,547,944	(451,232,957)	(39,069,437)	528,197,882	9,567,488	12,258,311	8,440,702	53,787,972
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	1,226,695,720	93,651,890	(294,336,655)	(56,227,553)	969,783,402	22,827,186	13,708,521	24,982,782	86,126,413
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	29

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	112,684,409	12,577,729	(37,296,630)	28,068,854	116,034,362	11,037,721	537,399	1,540,009	11,511,346
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	370,307,787	53,522,424	(399,959,265)	(23,870,946)	—	37,657,010	(11,926,709)	15,865,414	—
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	552,773,335	—	(63,021,174)	(20,815,987)	468,936,174	—	101,956,772	—	7,983,251
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	481,909,997	—	(205,548,159)	(276,361,838)	—	—	306,267,354	—	—
CTIVP® – MFS® Value Fund, Class 1 Shares
	647,236,655	—	(142,257,705)	(26,094,610)	478,884,340	—	140,488,300	—	12,642,142
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	343,726,851	115,298,337	(5,075,464)	(42,354,600)	411,595,124	—	28,333,229	—	6,859,919
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	357,026,131	96,964,176	(28,040,760)	50,620,477	476,570,024	—	56,131,893	—	14,145,741
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	1,067,029,797	483,007,341	(31,433,261)	(97,820,251)	1,420,783,626	63,093,847	1,802,406	19,984,632	132,288,978
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	130,934,490	—	(14,996,060)	(14,287,831)	101,650,599	—	50,138,786	—	2,352,479
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	156,819,701	—	(19,265,582)	(38,010,869)	99,543,250	—	53,161,838	—	2,078,581
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	1,346,101,491	1,059,656,040	(2,821,011)	(99,786,995)	2,303,149,525	58,465,398	201,779	32,802,611	207,117,763
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	733,189,555	41,545,639	(108,443,582)	118,825,046	785,116,658	—	59,308,008	—	21,730,325
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	799,444,956	9,345,169	(384,902,035)	25,695,752	449,583,842	—	37,908,024	9,345,169	33,130,718
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	296,938,959	191,945,937	(69,706,434)	(3,711,659)	415,466,803	18,003,462	16,441,960	307,082	28,378,880
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	283,025,965	211,012,029	(78,211,077)	20,616,084	436,443,001	—	(1,119,293)	8,573,427	43,126,779
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	168,161,178	5,595	(20,730,264)	(37,155,218)	110,281,291	—	52,368,470	—	2,891,486
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	138,089,063	232,362	(41,910,225)	(36,507,649)	59,903,551	—	67,799,564	—	1,595,301
Total	17,490,038,167			(384,704,586)	17,763,415,325	414,571,543	1,348,688,191	218,629,312

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Currency Legend
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	55,257,709	55,257,709
Equity Funds	—	—	—	8,686,260,360	8,686,260,360
Fixed Income Funds	—	—	—	8,008,584,540	8,008,584,540
Money Market Funds	1,013,312,716	—	—	—	1,013,312,716
Total Investments in Securities	1,013,312,716	—	—	16,750,102,609	17,763,415,325
Investments in Derivatives
Asset
Futures Contracts	15,862,399	—	—	—	15,862,399
Swap Contracts	—	24,512	—	—	24,512
Liability
Futures Contracts	(883,233)	—	—	—	(883,233)
Total	1,028,291,882	24,512	—	16,750,102,609	17,778,419,003
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	31

Portfolio of Investments
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.3%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	4,379,430	25,094,136
Total Alternative Strategies Funds (Cost $21,773,048)		25,094,136

Equity Funds 63.5%

Global Real Estate 0.9%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	6,644,749	66,979,071
International 17.4%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	900,634	17,490,304
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	36,628,702	552,360,832
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	19,867,261	269,598,733
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	16,609,518	243,163,338
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	23,937,879	242,251,331
Total		1,324,864,538
U.S. Large Cap 41.1%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	5,658,893	230,260,343
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	2,631,739	233,251,063
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	8,163,884	309,819,393
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	25,159,515	463,186,674
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	8,352,037	312,533,232
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	4,968,411	291,844,463
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	7,872,321	298,203,524
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	4,311,762	258,705,725
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	8,811,289	296,852,311
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	11,987,042	433,091,822
Total		3,127,748,550
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 1.5%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	1,362,820	58,887,441
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	1,207,316	57,818,380
Total		116,705,821
U.S. Small Cap 2.6%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	2,779,322	57,670,939
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	2,125,988	51,852,838
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	1,539,817	58,728,627
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	760,683	28,563,644
Total		196,816,048
Total Equity Funds (Cost $3,152,015,481)		4,833,114,028

Fixed Income Funds 29.3%

Emerging Markets 0.5%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	3,983,333	37,323,828
Investment Grade 28.8%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	47,970,386	494,574,681
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	5,744,858	56,529,405
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	10,237,831	114,561,334
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	10,884,340	112,544,076
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(a)	15,448,327	151,702,567
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	33,939,269	382,156,166
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	28,397,976	304,994,261
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2021
Fixed Income Funds (continued)
	Shares	Value ($)
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	51,528,050	572,991,919
Total		2,190,054,409
Total Fixed Income Funds (Cost $2,232,821,968)		2,227,378,237

Money Market Funds 6.6%

Columbia Short-Term Cash Fund, 0.085%(a),(c)	497,939,279	497,839,691
Total Money Market Funds (Cost $497,888,682)		497,839,691
Total Investments in Securities (Cost: $5,904,499,179)		7,583,426,092
Other Assets & Liabilities, Net		24,779,679
Net Assets		7,608,205,771
At December 31, 2021, securities and/or cash totaling $26,191,029 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	1,988	03/2022	EUR	85,235,500	2,923,148	—
FTSE 100 Index	288	03/2022	GBP	21,093,120	670,554	—
Russell 2000 Index E-mini	1,120	03/2022	USD	125,596,800	3,708,976	—
S&P 500 Index E-mini	94	03/2022	USD	22,364,950	401,617	—
SPI 200 Index	180	03/2022	AUD	33,061,500	317,049	—
TOPIX Index	630	03/2022	JPY	12,549,600,000	—	(461,864)
U.S. Treasury 10-Year Note	1,812	03/2022	USD	236,409,375	718,072	—
Total					8,739,416	(461,864)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	500,640,784	479,716,846	(482,532,609)	14,670	497,839,691	—	(64,298)	324,058	497,939,279
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	25,977,249	70,560	(8,881,453)	7,927,780	25,094,136	—	(156,110)	63,039	4,379,430
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	222,268,323	—	(15,300,191)	23,292,211	230,260,343	—	27,349,113	—	5,658,893
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	242,218,406	—	(37,313,680)	28,346,337	233,251,063	—	38,642,790	—	2,631,739
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	33

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	45,517,319	1,483,981	(7,984,473)	(1,692,999)	37,323,828	—	(740,732)	1,467,478	3,983,333
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	21,624,727	928,291	(2,210,902)	(2,851,812)	17,490,304	700,436	751,086	211,456	900,634
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	21,317,257	—	(22,447,301)	1,130,044	—	—	(1,130,044)	—	—
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	495,216,374	73,174,681	(18,764,718)	(55,051,656)	494,574,681	36,494,976	721,997	16,830,283	47,970,386
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	307,747,588	—	(20,798,486)	22,870,291	309,819,393	—	59,669,093	—	8,163,884
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	53,001,478	5,254,277	(490,356)	(1,235,994)	56,529,405	—	(19,303)	916,858	5,744,858
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	114,290,770	21,441,068	(9,355,967)	(11,814,537)	114,561,334	5,660,829	1,319,632	2,454,507	10,237,831
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	362,971,414	186,835,781	(19,076,184)	21,629,821	552,360,832	11,294,452	4,954,398	6,960,093	36,628,702
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	379,131,996	58,515,802	(56,067,230)	81,606,106	463,186,674	—	37,376,865	—	25,159,515
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	272,529,025	28,585,687	(33,280,739)	44,699,259	312,533,232	—	29,837,415	—	8,352,037
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	38,521,036	54,550,954	(33,665,116)	(1,735,935)	57,670,939	—	12,962,951	450,352	2,779,322
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	89,936,711	9,222,726	(20,772,359)	(26,534,240)	51,852,838	9,222,726	18,267,037	—	2,125,988
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	14,177,518	—	(16,190,481)	2,012,963	—	—	(1,948,520)	—	—
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	107,379,062	11,556,527	(1,093,628)	(5,297,885)	112,544,076	1,814,409	25,356	2,338,169	10,884,340
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	105,383,204	57,341,287	(3,448,562)	(7,573,362)	151,702,567	2,784,638	(9,973)	2,456,684	15,448,327
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	344,744,538	73,099,281	(19,871,312)	(15,816,341)	382,156,166	8,272,311	606,139	9,053,474	33,939,269
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	67,101,308	7,262,998	(23,908,657)	16,523,422	66,979,071	6,373,721	90,022	889,277	6,644,749
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	181,300,397	26,038,862	(195,518,224)	(11,821,035)	—	18,320,278	(5,573,164)	7,718,584	—
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	327,834,835	—	(21,910,286)	(14,080,086)	291,844,463	—	66,032,687	—	4,968,411
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	285,451,974	—	(93,856,534)	(191,595,440)	—	—	209,309,512	—	—
CTIVP® – MFS® Value Fund, Class 1 Shares
	351,143,271	—	(110,131,814)	57,192,067	298,203,524	—	12,974,931	—	7,872,321
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	212,107,855	80,733,014	(6,006,006)	(28,129,138)	258,705,725	—	20,343,423	—	4,311,762
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	190,098,458	100,406,438	(21,967,929)	28,315,344	296,852,311	—	38,204,538	—	8,811,289
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	194,796,316	144,230,725	(12,759,208)	(21,273,572)	304,994,261	13,725,186	610,117	4,347,378	28,397,976
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	79,389,572	—	(11,140,607)	(9,361,524)	58,887,441	—	29,678,121	—	1,362,820
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	93,948,207	2,153	(13,067,355)	(23,064,625)	57,818,380	—	31,851,065	—	1,207,316
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	530,805,701	208,974,759	(128,874,006)	(37,914,535)	572,991,919	15,576,678	8,272,225	8,739,455	51,528,050
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	444,079,209	18,529,717	(48,225,758)	18,708,654	433,091,822	—	82,831,981	—	11,987,042
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	429,992,481	5,334,081	(182,745,964)	17,018,135	269,598,733	—	18,535,500	5,334,081	19,867,261
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	153,104,252	127,589,478	(35,989,383)	(1,541,009)	243,163,338	10,490,372	8,373,483	174,613	16,609,518
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	161,585,658	113,244,267	(45,128,923)	12,550,329	242,251,331	—	(1,105,547)	4,980,400	23,937,879
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	79,063,539	36,314	(10,233,273)	(10,137,953)	58,728,627	—	17,026,478	—	1,539,817
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	63,568,226	694,913	(18,368,376)	(17,331,119)	28,563,644	—	31,793,288	—	760,683
Total	7,609,966,038			(112,017,364)	7,583,426,092	140,731,012	797,663,552	75,710,239

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Currency Legend
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	35

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2021
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	25,094,136	25,094,136
Equity Funds	—	—	—	4,833,114,028	4,833,114,028
Fixed Income Funds	—	—	—	2,227,378,237	2,227,378,237
Money Market Funds	497,839,691	—	—	—	497,839,691
Total Investments in Securities	497,839,691	—	—	7,085,586,401	7,583,426,092
Investments in Derivatives
Asset
Futures Contracts	8,739,416	—	—	—	8,739,416
Liability
Futures Contracts	(461,864)	—	—	—	(461,864)
Total	506,117,243	—	—	7,085,586,401	7,591,703,644
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments
Variable Portfolio – Aggressive Portfolio, December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.5%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	2,029,705	11,630,211
Total Alternative Strategies Funds (Cost $10,194,135)		11,630,211

Equity Funds 79.0%

Global Real Estate 1.1%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	2,939,371	29,628,863
International 21.9%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	350,715	6,810,879
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	14,165,024	213,608,565
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	10,935,984	148,401,307
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	7,084,173	103,712,294
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	10,272,761	103,960,342
Total		576,493,387
U.S. Large Cap 50.8%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	2,414,797	98,258,088
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,138,786	100,930,601
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	3,702,536	140,511,251
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	10,945,819	201,512,524
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	3,699,296	138,427,652
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	2,165,247	127,186,612
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	3,439,505	130,288,443
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	1,818,414	109,104,829
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	3,831,653	129,088,371
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	4,583,007	165,584,059
Total		1,340,892,430
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 1.9%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	593,367	25,639,411
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	509,261	24,388,496
Total		50,027,907
U.S. Small Cap 3.3%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	1,244,132	25,815,747
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	898,928	21,924,851
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	667,432	25,455,840
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	372,481	13,986,653
Total		87,183,091
Total Equity Funds (Cost $1,342,916,141)		2,084,225,678

Fixed Income Funds 15.7%

Emerging Markets 0.5%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	1,335,108	12,509,957
Investment Grade 15.2%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	7,626,129	78,625,388
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	4,776,832	53,452,752
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares(a)	2,645,005	25,973,949
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	7,054,259	79,430,954
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	4,903,554	52,664,172
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	10,140,254	112,759,628
Total		402,906,843
Total Fixed Income Funds (Cost $415,968,265)		415,416,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	37

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2021
Money Market Funds 4.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(a),(c)	119,242,838	119,218,990
Total Money Market Funds (Cost $119,230,511)		119,218,990
Total Investments in Securities (Cost: $1,888,309,052)		2,630,491,679
Other Assets & Liabilities, Net		8,982,667
Net Assets		2,639,474,346
At December 31, 2021, securities and/or cash totaling $9,515,694 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	904	03/2022	EUR	38,759,000	1,418,144	—
FTSE 100 Index	120	03/2022	GBP	8,788,800	279,398	—
Russell 2000 Index E-mini	434	03/2022	USD	48,668,760	1,323,641	—
SPI 200 Index	76	03/2022	AUD	13,959,300	133,865	—
TOPIX Index	272	03/2022	JPY	5,418,240,000	—	(199,452)
Total					3,155,048	(199,452)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	(46)	03/2022	USD	(10,944,550)	—	(210,389)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 37	Morgan Stanley	12/20/2026	1.000	Quarterly	0.494	USD	10,308,000	3,709	—	—	3,709	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2021
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	103,507,029	169,944,121	(154,228,137)	(4,023)	119,218,990	—	(7,833)	86,683	119,242,838
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	10,813,695	27,539	(2,571,144)	3,360,121	11,630,211	—	(63,347)	27,539	2,029,705
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	89,519,470	—	(4,367,114)	13,105,732	98,258,088	—	7,510,371	—	2,414,797
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	116,407,811	13,058	(22,672,056)	7,181,788	100,930,601	—	20,873,259	—	1,138,786
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	12,122,256	1,149,555	(1,221)	(760,633)	12,509,957	—	(115)	490,483	1,335,108
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	21,738,578	489,277	(9,874,729)	(5,542,247)	6,810,879	341,990	5,313,036	147,287	350,715
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	53,411	—	(55,461)	2,050	—	—	(2,050)	—	—
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	85,617,100	12,897,458	(10,258,598)	(9,630,572)	78,625,388	5,686,702	1,124,618	2,622,520	7,626,129
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	124,734,982	8,195	(4,913,214)	20,681,288	140,511,251	—	13,887,998	—	3,702,536
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	48,689,863	11,792,190	(2,246,198)	(4,783,103)	53,452,752	2,565,766	312,942	1,112,503	4,776,832
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	148,055,684	64,268,491	(7,908,425)	9,192,815	213,608,565	4,324,718	1,436,006	2,672,420	14,165,024
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	161,631,171	12,449,524	(12,822,162)	40,253,991	201,512,524	—	8,726,277	—	10,945,819
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	109,631,287	20,036,581	(12,257,163)	21,016,947	138,427,652	—	10,416,350	—	3,699,296
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	16,559,650	18,864,305	(10,484,525)	876,317	25,815,747	—	3,943,530	192,639	1,244,132
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	35,298,866	7,465,043	(9,174,909)	(11,664,149)	21,924,851	3,899,630	7,934,752	—	898,928
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	3,100,620	—	(4,277,481)	1,176,861	—	—	(1,162,767)	—	—
CTIVP® – Allspring Short Duration Government Fund, Class 1 Shares
	—	27,348,282	(115,716)	(1,258,617)	25,973,949	468,696	(3,147)	413,496	2,645,005
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	74,856,119	9,653,481	(1,891,585)	(3,187,061)	79,430,954	1,677,387	95,772	1,835,785	7,054,259
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	26,426,354	3,023,714	(6,620,259)	6,799,054	29,628,863	2,653,492	20,699	370,222	2,939,371
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	74,529,360	10,672,570	(81,129,790)	(4,072,140)	—	7,508,948	(3,055,379)	3,163,623	—
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	129,918,619	—	(9,076,459)	6,344,452	127,186,612	—	15,073,337	—	2,165,247
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	39

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2021
Notes to Portfolio of Investments  (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	112,573,583	—	(53,340,224)	(59,233,359)	—	—	66,219,251	—	—
CTIVP® – MFS® Value Fund, Class 1 Shares
	144,003,780	—	(39,221,190)	25,505,853	130,288,443	—	3,553,133	—	3,439,505
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	82,539,096	37,229,341	(2,480,710)	(8,182,898)	109,104,829	—	4,560,977	—	1,818,414
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	70,908,030	47,171,583	(6,841,702)	17,850,460	129,088,371	—	9,455,149	—	3,831,653
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	61,343,634	6,556,814	(10,459,012)	(4,777,264)	52,664,172	2,317,220	1,104,240	733,967	4,903,554
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	30,646,445	—	(3,169,121)	(1,837,913)	25,639,411	—	9,957,991	—	593,367
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	36,448,430	53,626	(4,396,630)	(7,716,930)	24,388,496	—	11,344,272	—	509,261
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	69,046,614	120,712,637	(70,549,701)	(6,449,922)	112,759,628	2,679,864	1,723,913	1,503,565	10,140,254
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	149,100,084	9,830,546	(13,787,698)	20,441,127	165,584,059	—	16,681,692	—	4,583,007
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	186,419,150	4,140,099	(55,387,877)	13,229,935	148,401,307	—	3,779,448	2,806,185	10,935,984
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	65,096,351	54,419,376	(15,186,021)	(617,412)	103,712,294	4,398,326	3,565,689	72,758	7,084,173
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	64,434,960	52,728,900	(18,593,778)	5,390,260	103,960,342	—	(864,965)	2,077,856	10,272,761
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	32,106,412	55,405	(4,949,649)	(1,756,328)	25,455,840	—	4,529,064	—	667,432
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	25,725,969	1,273,062	(7,128,523)	(5,883,855)	13,986,653	—	11,830,630	—	372,481
Total	2,523,604,463			75,050,625	2,630,491,679	38,522,739	239,814,793	20,329,531

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2021.
Currency Legend
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Portfolio Navigator Funds | Annual Report 2021

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2021
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	11,630,211	11,630,211
Equity Funds	—	—	—	2,084,225,678	2,084,225,678
Fixed Income Funds	—	—	—	415,416,800	415,416,800
Money Market Funds	119,218,990	—	—	—	119,218,990
Total Investments in Securities	119,218,990	—	—	2,511,272,689	2,630,491,679
Investments in Derivatives
Asset
Futures Contracts	3,155,048	—	—	—	3,155,048
Swap Contracts	—	3,709	—	—	3,709
Liability
Futures Contracts	(409,841)	—	—	—	(409,841)
Total	121,964,197	3,709	—	2,511,272,689	2,633,240,595
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	41

Statement of Assets and Liabilities
December 31, 2021
	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets
Investments in securities, at value
Affiliated issuers (cost $1,135,876,068, $2,617,172,511, $14,609,800,898, respectively)	$1,187,046,091	$2,959,205,724	$17,763,415,325
Margin deposits on:
Futures contracts	2,866,429	5,932,408	46,724,249
Swap contracts	—	—	1,299,520
Receivable for:
Investments sold	1,235,024	2,576,793	14,037,887
Capital shares sold	622	—	7,575
Dividends	5,793	8,436	59,909
Variation margin for futures contracts	76,840	6,500	—
Variation margin for swap contracts	—	—	10,583
Prepaid expenses	15,622	27,155	122,989
Total assets	1,191,246,421	2,967,757,016	17,825,678,037
Liabilities
Payable for:
Capital shares purchased	1,235,646	2,576,793	14,045,462
Variation margin for futures contracts	60,643	146,185	964,127
Management services fees	2,244	4,000	28,694
Distribution and/or service fees	8,149	20,315	121,975
Service fees	60,906	151,066	904,131
Compensation of board members	104,869	203,216	852,890
Compensation of chief compliance officer	227	557	3,307
Other expenses	23,559	30,284	71,637
Total liabilities	1,496,243	3,132,416	16,992,223
Net assets applicable to outstanding capital stock	$1,189,750,178	$2,964,624,600	$17,808,685,814
Represented by
Trust capital	$1,189,750,178	$2,964,624,600	$17,808,685,814
Total - representing net assets applicable to outstanding capital stock	$1,189,750,178	$2,964,624,600	$17,808,685,814
Class 1
Net assets	$1,169,378	$1,964,220	$27,262,559
Shares outstanding	69,135	99,961	1,190,745
Net asset value per share	$16.91	$19.65	$22.90
Class 2
Net assets	$654,063,084	$1,550,824,914	$9,154,943,595
Shares outstanding	38,963,087	79,441,719	402,187,186
Net asset value per share	$16.79	$19.52	$22.76
Class 4
Net assets	$534,517,716	$1,411,835,466	$8,626,479,660
Shares outstanding	31,852,688	72,186,154	378,479,396
Net asset value per share	$16.78	$19.56	$22.79
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Portfolio Navigator Funds | Annual Report 2021

Statement of Assets and Liabilities  (continued)
December 31, 2021
	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets
Investments in securities, at value
Affiliated issuers (cost $5,904,499,179, $1,888,309,052, respectively)	$7,583,426,092	$2,630,491,679
Margin deposits on:
Futures contracts	26,191,029	9,259,679
Swap contracts	—	256,015
Receivable for:
Investments sold	6,734,576	2,059,867
Capital shares sold	197,284	21,508
Dividends	35,378	8,387
Variation margin for futures contracts	113,250	31,625
Variation margin for swap contracts	—	2,085
Prepaid expenses	57,413	23,494
Total assets	7,616,755,022	2,642,154,339
Liabilities
Due to custodian	—	775
Payable for:
Capital shares purchased	6,931,860	2,081,375
Variation margin for futures contracts	677,841	250,411
Management services fees	14,150	3,902
Distribution and/or service fees	51,564	17,822
Service fees	386,365	133,757
Compensation of board members	442,137	162,899
Compensation of chief compliance officer	1,424	489
Other expenses	43,910	28,563
Total liabilities	8,549,251	2,679,993
Net assets applicable to outstanding capital stock	$7,608,205,771	$2,639,474,346
Represented by
Trust capital	$7,608,205,771	$2,639,474,346
Total - representing net assets applicable to outstanding capital stock	$7,608,205,771	$2,639,474,346
Class 1
Net assets	$95,758,477	$43,537,853
Shares outstanding	3,672,800	1,477,928
Net asset value per share	$26.07	$29.46
Class 2
Net assets	$4,099,900,756	$1,459,445,687
Shares outstanding	158,184,862	49,794,554
Net asset value per share	$25.92	$29.31
Class 4
Net assets	$3,412,546,538	$1,136,490,806
Shares outstanding	131,460,130	38,714,398
Net asset value per share	$25.96	$29.36
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	43

Statement of Operations
Year Ended December 31, 2021
	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income
Income:
Dividends — affiliated issuers	$20,351,634	$41,531,275	$218,629,312
Interest	4	2	605
Total income	20,351,638	41,531,277	218,629,917
Expenses:
Management services fees	647,316	1,502,879	10,007,543
Distribution and/or service fees
Class 2	1,740,019	3,957,407	22,584,802
Class 4	1,457,939	3,699,017	22,132,971
Service fees	767,364	1,839,202	10,755,513
Compensation of board members	48,711	88,247	384,496
Custodian fees	12,846	17,489	20,319
Printing and postage fees	18,145	35,830	181,039
Audit fees	29,500	29,500	29,500
Legal fees	21,668	37,775	172,230
Interest on collateral	5,325	13,860	344,965
Compensation of chief compliance officer	221	513	3,085
Other	16,578	31,011	155,996
Total expenses	4,765,632	11,252,730	66,772,459
Net investment income	15,586,006	30,278,547	151,857,458
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	94,147,980	226,260,446	1,348,688,191
Capital gain distributions from underlying affiliated funds	38,049,400	76,327,929	414,571,543
Foreign currency translations	(10,935)	296,117	2,293,765
Futures contracts	(9,687,003)	(10,209,660)	(10,542,078)
Swap contracts	145,670	348,854	2,706,490
Net realized gain	122,645,112	293,023,686	1,757,717,911
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(107,314,276)	(155,752,910)	(384,704,586)
Foreign currency translations	(50,138)	(333,704)	(4,583,774)
Futures contracts	4,216,102	4,995,306	25,346,179
Swap contracts	(38,914)	(87,897)	(681,942)
Net change in unrealized appreciation (depreciation)	(103,187,226)	(151,179,205)	(364,624,123)
Net realized and unrealized gain	19,457,886	141,844,481	1,393,093,788
Net increase in net assets resulting from operations	$35,043,892	$172,123,028	$1,544,951,246
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Portfolio Navigator Funds | Annual Report 2021

Statement of Operations  (continued)
Year Ended December 31, 2021
	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income
Income:
Dividends — affiliated issuers	$75,710,239	$20,329,531
Interest	103,011	51,272
Total income	75,813,250	20,380,803
Expenses:
Management services fees	5,045,757	1,503,708
Distribution and/or service fees
Class 2	10,591,578	3,670,394
Class 4	8,666,845	2,840,456
Service fees	4,666,900	1,582,131
Compensation of board members	188,390	74,928
Custodian fees	19,355	17,574
Printing and postage fees	81,608	29,907
Audit fees	29,500	29,500
Legal fees	80,484	33,889
Interest on collateral	168,001	68,230
Compensation of chief compliance officer	1,311	461
Other	84,723	34,960
Total expenses	29,624,452	9,886,138
Net investment income	46,188,798	10,494,665
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	797,663,552	239,814,793
Capital gain distributions from underlying affiliated funds	140,731,012	38,522,739
Foreign currency translations	1,606,868	72,079
Futures contracts	20,469,355	15,730,849
Swap contracts	931,078	140,083
Net realized gain	961,401,865	294,280,543
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(112,017,364)	75,050,625
Foreign currency translations	(2,793,152)	(560,377)
Futures contracts	9,750,045	2,527,251
Swap contracts	(231,495)	(31,441)
Net change in unrealized appreciation (depreciation)	(105,291,966)	76,986,058
Net realized and unrealized gain	856,109,899	371,266,601
Net increase in net assets resulting from operations	$902,298,697	$381,761,266
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	45

Statement of Changes in Net Assets
	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$15,586,006	$18,436,604	$30,278,547	$37,442,267
Net realized gain	122,645,112	12,453,274	293,023,686	184,344,176
Net change in unrealized appreciation (depreciation)	(103,187,226)	89,399,429	(151,179,205)	91,963,305
Net increase in net assets resulting from operations	35,043,892	120,289,307	172,123,028	313,749,748
Increase (decrease) in net assets from capital stock activity	(233,106,490)	184,143,959	(352,077,035)	(196,001,873)
Total increase (decrease) in net assets	(198,062,598)	304,433,266	(179,954,007)	117,747,875
Net assets at beginning of year	1,387,812,776	1,083,379,510	3,144,578,607	3,026,830,732
Net assets at end of year	$1,189,750,178	$1,387,812,776	$2,964,624,600	$3,144,578,607

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	61,593	1,024,919	32,036	494,602	68,961	1,317,951	78,041	1,360,915
Redemptions	(11,411)	(189,684)	(24,626)	(375,622)	(41,972)	(794,690)	(14,427)	(251,089)
Net increase	50,182	835,235	7,410	118,980	26,989	523,261	63,614	1,109,826
Class 2
Subscriptions	2,944,854	48,663,645	14,282,108	215,355,722	1,568,795	29,847,265	5,735,409	97,640,556
Redemptions	(9,710,378)	(160,288,681)	(3,395,723)	(52,347,722)	(9,118,849)	(173,584,537)	(6,781,969)	(113,798,371)
Net increase (decrease)	(6,765,524)	(111,625,036)	10,886,385	163,008,000	(7,550,054)	(143,737,272)	(1,046,560)	(16,157,815)
Class 4
Subscriptions	763,195	12,558,711	6,751,984	100,430,755	279,011	5,331,862	1,338,546	22,490,423
Redemptions	(8,175,661)	(134,875,400)	(5,151,534)	(79,413,776)	(11,225,157)	(214,194,886)	(12,013,847)	(203,444,307)
Net increase (decrease)	(7,412,466)	(122,316,689)	1,600,450	21,016,979	(10,946,146)	(208,863,024)	(10,675,301)	(180,953,884)
Total net increase (decrease)	(14,127,808)	(233,106,490)	12,494,245	184,143,959	(18,469,211)	(352,077,035)	(11,658,247)	(196,001,873)
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Portfolio Navigator Funds | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$151,857,458	$168,154,590	$46,188,798	$43,712,653
Net realized gain	1,757,717,911	1,735,412,614	961,401,865	793,567,734
Net change in unrealized appreciation (depreciation)	(364,624,123)	97,093,514	(105,291,966)	104,919,018
Net increase in net assets resulting from operations	1,544,951,246	2,000,660,718	902,298,697	942,199,405
Decrease in net assets from capital stock activity	(1,335,156,447)	(1,585,173,054)	(955,214,164)	(1,046,041,112)
Total increase (decrease) in net assets	209,794,799	415,487,664	(52,915,467)	(103,841,707)
Net assets at beginning of year	17,598,891,015	17,183,403,351	7,661,121,238	7,764,962,945
Net assets at end of year	$17,808,685,814	$17,598,891,015	$7,608,205,771	$7,661,121,238

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	799,378	17,852,828	371,035	7,030,342	2,112,806	53,145,081	1,178,976	24,316,713
Redemptions	(61,143)	(1,351,310)	(102,768)	(2,008,130)	(63,855)	(1,553,693)	(45,382)	(928,925)
Net increase	738,235	16,501,518	268,267	5,022,212	2,048,951	51,591,388	1,133,594	23,387,788
Class 2
Subscriptions	4,673,442	102,545,690	3,296,689	62,173,644	702,217	17,565,831	1,276,971	25,763,448
Redemptions	(19,243,186)	(424,611,786)	(26,664,189)	(492,645,798)	(24,659,087)	(614,123,878)	(27,064,873)	(552,280,583)
Net decrease	(14,569,744)	(322,066,096)	(23,367,500)	(430,472,154)	(23,956,870)	(596,558,047)	(25,787,902)	(526,517,135)
Class 4
Subscriptions	344,652	7,577,548	429,691	8,019,925	250,775	6,178,469	131,748	2,743,494
Redemptions	(47,066,979)	(1,037,169,417)	(62,876,422)	(1,167,743,037)	(16,790,262)	(416,425,974)	(27,090,755)	(545,655,259)
Net decrease	(46,722,327)	(1,029,591,869)	(62,446,731)	(1,159,723,112)	(16,539,487)	(410,247,505)	(26,959,007)	(542,911,765)
Total net decrease	(60,553,836)	(1,335,156,447)	(85,545,964)	(1,585,173,054)	(38,447,406)	(955,214,164)	(51,613,315)	(1,046,041,112)
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	47

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$10,494,665	$7,388,823
Net realized gain	294,280,543	222,698,817
Net change in unrealized appreciation (depreciation)	76,986,058	100,525,491
Net increase in net assets resulting from operations	381,761,266	330,613,131
Decrease in net assets from capital stock activity	(281,808,556)	(311,677,129)
Total increase in net assets	99,952,710	18,936,002
Net assets at beginning of year	2,539,521,636	2,520,585,634
Net assets at end of year	$2,639,474,346	$2,539,521,636

	Variable Portfolio – Aggressive Portfolio
	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	941,828	26,469,369	424,521	9,367,826
Redemptions	(34,531)	(967,321)	(39,304)	(899,150)
Net increase	907,297	25,502,048	385,217	8,468,676
Class 2
Subscriptions	755,347	21,342,634	879,983	17,934,962
Redemptions	(7,414,346)	(204,604,175)	(8,169,309)	(178,728,117)
Net decrease	(6,658,999)	(183,261,541)	(7,289,326)	(160,793,155)
Class 4
Subscriptions	348,902	9,696,348	358,200	7,570,145
Redemptions	(4,830,251)	(133,745,411)	(7,618,589)	(166,922,795)
Net decrease	(4,481,349)	(124,049,063)	(7,260,389)	(159,352,650)
Total net decrease	(10,233,051)	(281,808,556)	(14,164,498)	(311,677,129)
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Portfolio Navigator Funds | Annual Report 2021

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Portfolio Navigator Funds | Annual Report 2021	49

Financial Highlights
Variable Portfolio – Conservative Portfolio
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$16.41	0.28	0.22	0.50
Year Ended 12/31/2020	$14.98	0.15	1.28	1.43
Year Ended 12/31/2019(d)	$13.95	0.13	0.90	1.03
Class 2
Year Ended 12/31/2021	$16.33	0.20	0.26	0.46
Year Ended 12/31/2020	$14.94	0.23	1.16	1.39
Year Ended 12/31/2019	$13.49	0.27	1.18	1.45
Year Ended 12/31/2018	$13.90	0.22	(0.63)	(0.41)
Year Ended 12/31/2017	$12.94	0.22	0.74	0.96
Class 4
Year Ended 12/31/2021	$16.32	0.20	0.26	0.46
Year Ended 12/31/2020	$14.94	0.23	1.15	1.38
Year Ended 12/31/2019	$13.49	0.28	1.17	1.45
Year Ended 12/31/2018	$13.89	0.22	(0.62)	(0.40)
Year Ended 12/31/2017	$12.94	0.21	0.74	0.95

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Portfolio Navigator Funds | Annual Report 2021

Financial Highlights  (continued)
Variable Portfolio – Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$16.91	3.05%	0.12%(c)	0.12%(c)	1.70%	22%	$1,169
Year Ended 12/31/2020	$16.41	9.55%	0.12%(c)	0.12%(c)	1.00%	25%	$311
Year Ended 12/31/2019(d)	$14.98	7.38%	0.13%(e)	0.13%(e)	1.10%(e)	18%	$173
Class 2
Year Ended 12/31/2021	$16.79	2.82%	0.37%(c)	0.37%(c)	1.22%	22%	$654,063
Year Ended 12/31/2020	$16.33	9.30%	0.37%(c)	0.37%(c)	1.51%	25%	$746,628
Year Ended 12/31/2019	$14.94	10.75%	0.38%	0.38%	1.90%	18%	$520,608
Year Ended 12/31/2018	$13.49	(2.95%)	0.37%	0.37%	1.61%	18%	$450,440
Year Ended 12/31/2017	$13.90	7.42%	0.33%	0.33%	1.60%	6%	$541,013
Class 4
Year Ended 12/31/2021	$16.78	2.82%	0.37%(c)	0.37%(c)	1.21%	22%	$534,518
Year Ended 12/31/2020	$16.32	9.24%	0.37%(c)	0.37%(c)	1.48%	25%	$640,874
Year Ended 12/31/2019	$14.94	10.75%	0.38%	0.38%	1.94%	18%	$562,599
Year Ended 12/31/2018	$13.49	(2.88%)	0.37%	0.37%	1.60%	18%	$570,600
Year Ended 12/31/2017	$13.89	7.34%	0.33%	0.33%	1.59%	6%	$725,015
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	51

Financial Highlights
Variable Portfolio – Moderately Conservative Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$18.54	0.26	0.85	1.11
Year Ended 12/31/2020	$16.66	0.29	1.59	1.88
Year Ended 12/31/2019(d)	$15.35	0.26	1.05	1.31
Class 2
Year Ended 12/31/2021	$18.46	0.19	0.87	1.06
Year Ended 12/31/2020	$16.63	0.21	1.62	1.83
Year Ended 12/31/2019	$14.65	0.24	1.74	1.98
Year Ended 12/31/2018	$15.28	0.20	(0.83)	(0.63)
Year Ended 12/31/2017	$13.89	0.19	1.20	1.39
Class 4
Year Ended 12/31/2021	$18.49	0.19	0.88	1.07
Year Ended 12/31/2020	$16.66	0.21	1.62	1.83
Year Ended 12/31/2019	$14.68	0.25	1.73	1.98
Year Ended 12/31/2018	$15.30	0.20	(0.82)	(0.62)
Year Ended 12/31/2017	$13.92	0.19	1.19	1.38

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Portfolio Navigator Funds | Annual Report 2021

Financial Highlights  (continued)
Variable Portfolio – Moderately Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$19.65	5.99%	0.12%(c)	0.12%(c)	1.33%	18%	$1,964
Year Ended 12/31/2020	$18.54	11.28%	0.13%(c)	0.12%(c)	1.70%	23%	$1,353
Year Ended 12/31/2019(d)	$16.66	8.53%	0.12%(e)	0.11%(e)	1.91%(e)	12%	$156
Class 2
Year Ended 12/31/2021	$19.52	5.74%	0.37%(c)	0.37%(c)	0.99%	18%	$1,550,825
Year Ended 12/31/2020	$18.46	11.00%	0.37%(c)	0.37%(c)	1.26%	23%	$1,605,788
Year Ended 12/31/2019	$16.63	13.51%	0.37%	0.36%	1.54%	12%	$1,463,901
Year Ended 12/31/2018	$14.65	(4.12%)	0.36%	0.36%	1.31%	10%	$1,311,637
Year Ended 12/31/2017	$15.28	10.01%	0.33%	0.33%	1.30%	4%	$1,539,179
Class 4
Year Ended 12/31/2021	$19.56	5.79%	0.37%(c)	0.37%(c)	0.99%	18%	$1,411,835
Year Ended 12/31/2020	$18.49	10.98%	0.37%(c)	0.37%(c)	1.25%	23%	$1,537,438
Year Ended 12/31/2019	$16.66	13.49%	0.37%	0.36%	1.55%	12%	$1,562,773
Year Ended 12/31/2018	$14.68	(4.05%)	0.36%	0.36%	1.31%	10%	$1,578,450
Year Ended 12/31/2017	$15.30	9.91%	0.33%	0.33%	1.30%	4%	$2,000,352
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	53

Financial Highlights
Variable Portfolio – Moderate Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$20.95	0.25	1.70	1.95
Year Ended 12/31/2020	$18.52	0.25	2.18	2.43
Year Ended 12/31/2019(d)	$16.92	0.21	1.39	1.60
Class 2
Year Ended 12/31/2021	$20.88	0.19	1.69	1.88
Year Ended 12/31/2020	$18.50	0.19	2.19	2.38
Year Ended 12/31/2019	$15.93	0.22	2.35	2.57
Year Ended 12/31/2018	$16.87	0.18	(1.12)	(0.94)
Year Ended 12/31/2017	$14.90	0.16	1.81	1.97
Class 4
Year Ended 12/31/2021	$20.90	0.19	1.70	1.89
Year Ended 12/31/2020	$18.53	0.19	2.18	2.37
Year Ended 12/31/2019	$15.95	0.22	2.36	2.58
Year Ended 12/31/2018	$16.89	0.18	(1.12)	(0.94)
Year Ended 12/31/2017	$14.92	0.16	1.81	1.97

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Portfolio Navigator Funds | Annual Report 2021

Financial Highlights  (continued)
Variable Portfolio – Moderate Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$22.90	9.31%	0.12%(c)	0.12%(c)	1.10%	21%	$27,263
Year Ended 12/31/2020	$20.95	13.12%	0.12%(c)	0.12%(c)	1.34%	20%	$9,478
Year Ended 12/31/2019(d)	$18.52	9.46%	0.10%(e)	0.10%(e)	1.38%(e)	9%	$3,412
Class 2
Year Ended 12/31/2021	$22.76	9.00%	0.37%(c)	0.37%(c)	0.85%	21%	$9,154,944
Year Ended 12/31/2020	$20.88	12.86%	0.36%(c)	0.36%(c)	1.02%	20%	$8,700,781
Year Ended 12/31/2019	$18.50	16.13%	0.35%	0.35%	1.23%	9%	$8,144,403
Year Ended 12/31/2018	$15.93	(5.57%)	0.35%	0.35%	1.05%	10%	$7,293,208
Year Ended 12/31/2017	$16.87	13.22%	0.32%	0.32%	1.03%	5%	$8,266,265
Class 4
Year Ended 12/31/2021	$22.79	9.04%	0.37%(c)	0.37%(c)	0.85%	21%	$8,626,480
Year Ended 12/31/2020	$20.90	12.79%	0.36%(c)	0.36%(c)	1.01%	20%	$8,888,631
Year Ended 12/31/2019	$18.53	16.18%	0.35%	0.35%	1.23%	9%	$9,035,588
Year Ended 12/31/2018	$15.95	(5.56%)	0.35%	0.35%	1.05%	10%	$9,032,721
Year Ended 12/31/2017	$16.89	13.20%	0.32%	0.32%	1.03%	5%	$11,144,165
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	55

Financial Highlights
Variable Portfolio – Moderately Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$23.15	0.20	2.72	2.92
Year Ended 12/31/2020	$20.26	0.18	2.71	2.89
Year Ended 12/31/2019(d)	$18.37	0.18	1.71	1.89
Class 2
Year Ended 12/31/2021	$23.08	0.15	2.69	2.84
Year Ended 12/31/2020	$20.24	0.12	2.72	2.84
Year Ended 12/31/2019	$17.05	0.18	3.01	3.19
Year Ended 12/31/2018	$18.34	0.15	(1.44)	(1.29)
Year Ended 12/31/2017	$15.79	0.13	2.42	2.55
Class 4
Year Ended 12/31/2021	$23.11	0.15	2.70	2.85
Year Ended 12/31/2020	$20.27	0.12	2.72	2.84
Year Ended 12/31/2019	$17.07	0.18	3.02	3.20
Year Ended 12/31/2018	$18.37	0.15	(1.45)	(1.30)
Year Ended 12/31/2017	$15.81	0.13	2.43	2.56

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Portfolio Navigator Funds | Annual Report 2021

Financial Highlights  (continued)
Variable Portfolio – Moderately Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$26.07	12.61%	0.13%(c)	0.13%(c)	0.81%	20%	$95,758
Year Ended 12/31/2020	$23.15	14.26%	0.14%(c)	0.14%(c)	0.89%	21%	$37,600
Year Ended 12/31/2019(d)	$20.26	10.29%	0.12%(e)	0.12%(e)	1.11%(e)	10%	$9,932
Class 2
Year Ended 12/31/2021	$25.92	12.31%	0.38%(c)	0.38%(c)	0.59%	20%	$4,099,901
Year Ended 12/31/2020	$23.08	14.03%	0.39%(c)	0.39%(c)	0.61%	21%	$4,203,023
Year Ended 12/31/2019	$20.24	18.71%	0.37%	0.37%	0.97%	10%	$4,208,417
Year Ended 12/31/2018	$17.05	(7.03%)	0.36%	0.36%	0.80%	10%	$4,016,103
Year Ended 12/31/2017	$18.34	16.15%	0.33%	0.33%	0.79%	6%	$4,764,394
Class 4
Year Ended 12/31/2021	$25.96	12.33%	0.38%(c)	0.38%(c)	0.59%	20%	$3,412,547
Year Ended 12/31/2020	$23.11	14.01%	0.39%(c)	0.39%(c)	0.60%	21%	$3,420,498
Year Ended 12/31/2019	$20.27	18.75%	0.37%	0.37%	0.97%	10%	$3,546,614
Year Ended 12/31/2018	$17.07	(7.08%)	0.36%	0.36%	0.80%	10%	$3,625,919
Year Ended 12/31/2017	$18.37	16.19%	0.33%	0.33%	0.78%	6%	$4,658,189
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	57

Financial Highlights
Variable Portfolio – Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$25.39	0.16	3.91	4.07
Year Ended 12/31/2020	$22.02	0.13	3.24	3.37
Year Ended 12/31/2019(d)	$19.79	0.14	2.09	2.23
Class 2
Year Ended 12/31/2021	$25.32	0.11	3.88	3.99
Year Ended 12/31/2020	$22.02	0.07	3.23	3.30
Year Ended 12/31/2019	$18.11	0.13	3.78	3.91
Year Ended 12/31/2018	$19.81	0.11	(1.81)	(1.70)
Year Ended 12/31/2017	$16.66	0.10	3.05	3.15
Class 4
Year Ended 12/31/2021	$25.36	0.11	3.89	4.00
Year Ended 12/31/2020	$22.06	0.07	3.23	3.30
Year Ended 12/31/2019	$18.13	0.13	3.80	3.93
Year Ended 12/31/2018	$19.84	0.11	(1.82)	(1.71)
Year Ended 12/31/2017	$16.69	0.10	3.05	3.15

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Portfolio Navigator Funds | Annual Report 2021

Financial Highlights  (continued)
Variable Portfolio – Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$29.46	16.03%	0.13%(c)	0.13%(c)	0.58%	22%	$43,538
Year Ended 12/31/2020	$25.39	15.30%	0.13%(c)	0.13%(c)	0.58%	21%	$14,487
Year Ended 12/31/2019(d)	$22.02	11.27%	0.11%(e)	0.11%(e)	0.78%(e)	14%	$4,083
Class 2
Year Ended 12/31/2021	$29.31	15.76%	0.38%(c)	0.38%(c)	0.40%	22%	$1,459,446
Year Ended 12/31/2020	$25.32	14.99%	0.37%(c)	0.37%(c)	0.32%	21%	$1,429,508
Year Ended 12/31/2019	$22.02	21.59%	0.36%	0.36%	0.64%	14%	$1,403,662
Year Ended 12/31/2018	$18.11	(8.58%)	0.36%	0.36%	0.53%	10%	$1,301,923
Year Ended 12/31/2017	$19.81	18.91%	0.33%	0.33%	0.53%	9%	$1,529,935
Class 4
Year Ended 12/31/2021	$29.36	15.77%	0.38%(c)	0.38%(c)	0.40%	22%	$1,136,491
Year Ended 12/31/2020	$25.36	14.96%	0.37%(c)	0.37%(c)	0.31%	21%	$1,095,527
Year Ended 12/31/2019	$22.06	21.68%	0.36%	0.36%	0.64%	14%	$1,112,840
Year Ended 12/31/2018	$18.13	(8.62%)	0.36%	0.36%	0.53%	10%	$1,079,305
Year Ended 12/31/2017	$19.84	18.87%	0.33%	0.33%	0.53%	9%	$1,384,255
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2021	59

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Variable Portfolio – Conservative Portfolio; Variable Portfolio – Moderately Conservative Portfolio; Variable Portfolio – Moderate Portfolio; Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Aggressive Portfolio.
Each Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). Each Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at columbiathreadneedleus.com/investor/.
Each Fund currently operates as a diversified fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1, Class 2 and Class 4 shares. Class 1 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Class 2 shares are offered to Contracts issued by affiliated life insurance companies, RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (Participating Insurance Companies). Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by Participating Insurance Companies. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a Contract and making all allocations to the subaccounts that invest in each Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense structure.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
60	Portfolio Navigator Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Each Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a clearing broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Portfolio Navigator Funds | Annual Report 2021	61

Notes to Financial Statements  (continued)
December 31, 2021
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Each Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
62	Portfolio Navigator Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
Credit default swap contracts	Funds
To increase or decrease its credit exposure to an index	Variable Portfolio — Conservative Portfolio
Variable Portfolio — Moderately Conservative Portfolio
Variable Portfolio — Moderate Portfolio
Variable Portfolio — Moderately Aggressive Portfolio
Variable Portfolio — Aggressive Portfolio
To manage credit risk exposure	Variable Portfolio — Conservative Portfolio
Variable Portfolio — Moderately Conservative Portfolio
Variable Portfolio — Moderate Portfolio
Variable Portfolio — Moderately Aggressive Portfolio
Variable Portfolio — Aggressive Portfolio
These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange
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Notes to Financial Statements  (continued)
December 31, 2021
for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Variable Portfolio – Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	800,507*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	108,658*
Total		909,165

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	52,465*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	145,670	145,670
Equity risk	(2,869,731)	—	(2,869,731)
Interest rate risk	(6,817,272)	—	(6,817,272)
Total	(9,687,003)	145,670	(9,541,333)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(38,914)	(38,914)
Equity risk	3,253,861	—	3,253,861
Interest rate risk	962,241	—	962,241
Total	4,216,102	(38,914)	4,177,188
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	68,264,056*
Futures contracts — short	13,227,485*
Credit default swap contracts — sell protection	7,797,425**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Variable Portfolio – Moderately Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,243,559*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	41,214*
Total		2,284,773

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	64,622*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	348,854	348,854
Equity risk	(1,920,577)	—	(1,920,577)
Interest rate risk	(8,289,083)	—	(8,289,083)
Total	(10,209,660)	348,854	(9,860,806)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(87,897)	(87,897)
Equity risk	3,950,368	—	3,950,368
Interest rate risk	1,044,938	—	1,044,938
Total	4,995,306	(87,897)	4,907,409
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	127,893,514*
Futures contracts — short	14,427,337*
Credit default swap contracts — sell protection	19,060,230**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Variable Portfolio – Moderate Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	24,512*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	15,862,399*
Total		15,886,911

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	883,233*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	2,706,490	2,706,490
Equity risk	31,470,372	—	31,470,372
Interest rate risk	(42,012,450)	—	(42,012,450)
Total	(10,542,078)	2,706,490	(7,835,588)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(681,942)	(681,942)
Equity risk	22,613,829	—	22,613,829
Interest rate risk	2,732,350	—	2,732,350
Total	25,346,179	(681,942)	24,664,237
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	692,170,775*
Futures contracts — short	142,627,977**
Credit default swap contracts — sell protection	128,866,250*

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Variable Portfolio – Moderately Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	8,021,344*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	718,072*
Total		8,739,416

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	461,864*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	931,078	931,078
Equity risk	47,452,104	—	47,452,104
Interest rate risk	(26,982,749)	—	(26,982,749)
Total	20,469,355	931,078	21,400,433

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(231,495)	(231,495)
Equity risk	6,394,832	—	6,394,832
Interest rate risk	3,355,213	—	3,355,213
Total	9,750,045	(231,495)	9,518,550
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	600,090,927*
Futures contracts — short	20,242,410*
Credit default swap contracts — sell protection	51,097,523**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Variable Portfolio – Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	3,709*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	3,155,048*
Total		3,158,757

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	409,841*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	140,083	140,083
Equity risk	18,308,590	—	18,308,590
Interest rate risk	(2,577,741)	—	(2,577,741)
Total	15,730,849	140,083	15,870,932

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(31,441)	(31,441)
Equity risk	2,582,018	—	2,582,018
Interest rate risk	(54,767)	—	(54,767)
Total	2,527,251	(31,441)	2,495,810
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	152,590,580
Futures contracts — short	3,703,131
Credit default swap contracts — sell protection	8,772,500

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
Variable Portfolio – Moderate Portfolio
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	10,583
Total financial and derivative net assets	10,583
Total collateral received (pledged) (b)	-
Net amount (c)	10,583

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
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Notes to Financial Statements  (continued)
December 31, 2021
Variable Portfolio – Aggressive Portfolio
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	2,085
Total financial and derivative net assets	2,085
Total collateral received (pledged) (b)	-
Net amount (c)	2,085

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
Each Fund is treated as a partnership for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
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Notes to Financial Statements  (continued)
December 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management fee (or investment advisory fee, as applicable) to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee to the Investment Manager, third party funds, derivatives and individual securities.
The effective management services fee rates based on each Fund’s average daily net assets for the year ended December 31, 2021 were as follows:
Effective management services fee rate (%)
Variable Portfolio – Conservative Portfolio	0.05
Variable Portfolio – Moderately Conservative Portfolio	0.05
Variable Portfolio – Moderate Portfolio	0.06
Variable Portfolio – Moderately Aggressive Portfolio	0.06
Variable Portfolio – Aggressive Portfolio	0.06
In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance
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Notes to Financial Statements  (continued)
December 31, 2021
Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in each Fund, up to a cap approved by the Board of Trustees from time to time.
For the year ended December 31, 2021, each Fund’s effective service fee rate as a percentage of the Fund’s average daily net assets was as follows:
Effective service fee rate (%)
Variable Portfolio – Conservative Portfolio	0.06
Variable Portfolio – Moderately Conservative Portfolio	0.06
Variable Portfolio – Moderate Portfolio	0.06
Variable Portfolio – Moderately Aggressive Portfolio	0.06
Variable Portfolio – Aggressive Portfolio	0.06
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Distribution and/or service fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 and Class 4 shares. The Funds pay no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2021 through April 30, 2022			Voluntary expense cap May 1, 2021 through June 30, 2021			Contractual expense cap prior to May 1, 2021
	Class 1 (%)	Class 2 (%)	Class 4 (%)	Class 1 (%)	Class 2 (%)	Class 4 (%)	Class 1 (%)	Class 2 (%)	Class 4 (%)
Variable Portfolio - Conservative Portfolio	0.22	0.47	0.47	0.22	0.47	0.47	0.22	0.47	0.47
Variable Portfolio - Moderately Conservative Portfolio	0.22	0.47	0.47	0.22	0.47	0.47	0.22	0.47	0.47
Variable Portfolio - Moderate Portfolio	0.19	0.44	0.44	0.19	0.44	0.44	0.19	0.44	0.44
Variable Portfolio - Moderately Aggressive Portfolio	0.18	0.43	0.43	0.18	0.43	0.43	0.18	0.43	0.43
Variable Portfolio - Aggressive Portfolio	0.18	0.43	0.43	0.18	0.43	0.43	0.18	0.43	0.43
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
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Notes to Financial Statements  (continued)
December 31, 2021
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
For the year ended December 31, 2021, the cost of purchases and proceeds from sales of investments in the Underlying Funds, but excluding investments in money market funds and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)
Variable Portfolio – Conservative Portfolio	265,525,499	486,100,319
Variable Portfolio – Moderately Conservative Portfolio	528,306,158	787,926,464
Variable Portfolio – Moderate Portfolio	3,563,791,189	4,610,615,228
Variable Portfolio – Moderately Aggressive Portfolio	1,415,138,625	2,124,573,294
Variable Portfolio – Aggressive Portfolio	534,330,651	758,032,670
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The
Portfolio Navigator Funds | Annual Report 2021	73

Notes to Financial Statements  (continued)
December 31, 2021
commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
No Fund had borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Derivatives risk
Variable Portfolio – Conservative Portfolio may be more susceptible to derivatives risk. Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
74	Portfolio Navigator Funds | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Shareholder concentration risk
At December 31, 2021, the Investment Manager and affiliates owned 100% of Class 1, Class 2 and Class 4 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Funds.
Portfolio Navigator Funds | Annual Report 2021	75

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Conservative Portfolio, Variable Portfolio – Moderately Conservative Portfolio, Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio, and Variable Portfolio – Aggressive Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Variable Portfolio - Conservative Portfolio, Variable Portfolio - Moderately Conservative Portfolio, Variable Portfolio - Moderate Portfolio, Variable Portfolio - Moderately Aggressive Portfolio, and Variable Portfolio - Aggressive Portfolio (five of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
76	Portfolio Navigator Funds | Annual Report 2021

TRUSTEES AND OFFICERS
The Board oversees the Funds’ operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Portfolio Navigator Funds | Annual Report 2021	77

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
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TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Portfolio Navigator Funds | Annual Report 2021	79

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
80	Portfolio Navigator Funds | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Trusts as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Funds’ other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Portfolio Navigator Funds | Annual Report 2021	81

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
82	Portfolio Navigator Funds | Annual Report 2021

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Portfolio Navigator Funds | Annual Report 2021	83

Portfolio Navigator Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6534 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Commodity Strategy Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Commodity Strategy Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Commodity Strategy Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with total return.
Portfolio management
Marc Khalamayzer, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Matthew Ferrelli, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Ronald Stahl, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since May 2021
Gregory Liechty
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since May 2021
John D. Dempsey, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since May 2021
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	Life
Class 1	04/30/13	32.63	4.38	-2.61
Class 2	04/30/13	32.01	4.11	-2.86
Bloomberg Commodity Index Total Return		27.11	3.66	-2.72
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Asset-Backed Securities — Non-Agency	19.1
Commercial Mortgage-Backed Securities - Non-Agency	1.8
Corporate Bonds & Notes	28.8
Foreign Government Obligations	0.5
Money Market Funds	43.3
Residential Mortgage-Backed Securities - Non-Agency	5.3
Treasury Bills	0.6
U.S. Government & Agency Obligations	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Commodities market exposure (%) (at December 31, 2021)
Commodities contracts(a)	Long	Short	Net
Energy	35.9	—	35.9
Agriculture	30.0	—	30.0
Industrial Metals	13.8	—	13.8
Precious Metals	13.7	—	13.7
Livestock	6.6	—	6.6
Total notional market value of commodities contracts	100.0	—	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 75.77% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ending December 31, 2021, the Fund’s Class 2 shares returned 32.01%. The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned 27.11% over the same time period. The Fund accesses commodities markets via listed futures and options contracts, using these commodities futures and options contracts to position the Fund relative to the benchmark and to provide shareholders with total return.
Market overview
Commodity prices from energy and metals to agricultural products rebounded sharply in 2021, with power fuels leading the rally, driven by tight supplies and a strong economic recovery as COVID-19 vaccinations staved off widespread lockdowns. However, inflation remained a persistent theme throughout 2021 as the pandemic drove strong consumer demand, which also impacted supply-chain complications and labor shortages for many businesses and industries. The surge in inflation brought about opportunities for sectors that have historically been considered inflation hedging (such as the broad-based commodities market) as commodity prices rose across nearly all sectors in 2021.
2021 has highlighted how changing weather patterns due to climate change are a growing risk in the energy markets, affecting both demand and supply. Due to the surge in natural gas and coal prices during the year, both solar and wind power have become even more competitive as an alternative energy source. With many countries looking to reduce their dependency on fossil fuels, the benefit from accelerating the installation of renewable energy cannot be overstated. The strong performance in energy was coupled with a struggle in the precious metals sectors of the commodities markets. The Federal Reserve announced that it would look to end its bond-buying stimulus, paving the way for three potential interest rate hikes by the end of 2022. Additionally, as global banks have begun to tighten, both gold and silver have underperformed as real yields have increased.
The agriculture sector saw some of the largest gains within the commodities market due to record demand from China, who had been continuing to increase its domestic stockpile of grains. Soybean oil and corn were major contributors in the agricultural sector due to increased global demand combined with low yielding crops after South America’s continued labor shortage and unpredictable weather patterns. In the “softs” sector, coffee prices continued to reach new highs, fueled by a shipping crunch, a spike in demand, and dry weather.
The Fund’s notable contributors during the period
•	Overweights to energy, grains, and livestock relative to the benchmark contributed positively to performance.
•	Within energy, outperformance was led by positioning in natural gas and crude oil.
•	In grains, positioning within both soybeans and soybean meal led to positive outperformance against the benchmark.
•	Curve positioning within live cattle and an overweight to lean hogs aided strong performance in livestock.
The Fund’s notable detractors during the period
•	Industrial metals, due to allocations to copper and nickel, resulted in a negative total effect for the Fund in this sector.
•	Precious metals also led to a negative effect for the year with the Fund’s overweight to gold as well as palladium detracting from performance.
•	Within softs, an overweight to coffee as well as security selection within coffee were laggards on performance within the Fund.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
Effective May 2021, Ronald Stahl, Gregory Liechty, and John D. Dempsey were added as named portfolio managers on the Fund alongside the Commodity Strategies sleeve portfolio managers, Marc Khalamayzer and Matthew Ferrelli. The three new portfolio managers are responsible for managing the Fund’s Cash/Liquidity Strategies sleeve, which was implemented during the reporting period. The Cash/Liquidity Strategies portfolio managers are responsible for the cash sleeve only and are not providing input on the commodities portion of the portfolio. Cash will be managed in accordance with the existing prospectus allowances and will focus on highly liquid, short-term securities. There were no changes to the investment process related to the Commodity Strategies sleeve managed by Marc Khalamayzer and Matthew Ferrelli.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,065.50	1,021.32	4.01	3.92	0.77
Class 2	1,000.00	1,000.00	1,062.00	1,020.06	5.30	5.19	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	7

Consolidated Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 17.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACC Auto Trust(a)
Series 2021-A Class A
04/15/2027	1.080%	205,883	205,388
ACC Trust(a)
Series 2021-1 Class A
11/20/2023	0.740%	50,811	50,799
American Credit Acceptance Receivables Trust(a)
Series 2021-2 Class A
10/15/2024	0.370%	176,204	176,162
Series 2021-3 Class A
06/13/2025	0.330%	880,894	879,287
Subordinated Series 2020-3 Class B
08/13/2024	1.150%	327,214	327,590
AmeriCredit Automobile Receivables Trust
Series 2021-2 Class A2
11/18/2024	0.260%	160,002	159,870
Atalaya Equipment Leasing Trust(a)
Series 2021-1A Class A2
05/15/2026	1.230%	125,000	124,757
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2017-1A Class A
09/20/2023	3.070%	1,000,000	1,012,680
Series 2019-1A Class A
03/20/2023	3.450%	125,000	125,428
CarMax Auto Owner Trust(b)
Series 2020-3 Class A2B
1-month USD LIBOR + 0.250% 06/15/2023	0.360%	72,673	72,679
Carvana Auto Receivables Trust
Series 2021-P2 Class A2
07/10/2024	0.300%	566,302	566,092
Commercial Equipment Finance LLC(a)
Series 2021-A Class A
02/16/2027	2.050%	361,378	360,513
Conn’s Receivables Funding LLC(a)
Series 2021-A Class A
05/15/2026	1.050%	446,932	446,817
Credit Acceptance Auto Loan Trust(a)
Series 2020-2A Class A
07/16/2029	1.370%	725,000	727,786
Dell Equipment Finance Trust(a)
Series 2020-1 Class A2
06/22/2022	2.260%	288,106	288,545
DLL LLC(a)
Series 2019-MT3 Class A3
02/21/2023	2.080%	250,426	251,073
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	525,000	537,480
Series 2020-2A Class B
03/16/2026	2.080%	225,000	226,274
Exeter Automobile Receivables Trust(a)
Series 2020-2A Class B
07/15/2024	2.080%	105,313	105,551
FHF Trust(a)
Series 2021-1A Class A
03/15/2027	1.270%	286,434	284,592
Flagship Credit Auto Trust(a)
Series 2021-1 Class A
06/16/2025	0.310%	605,303	604,147
FREED ABS Trust(a)
Series 2021-3FP Class A
11/20/2028	0.620%	92,777	92,729
Subordinated Series 2021-3FP Class B
11/20/2028	1.010%	150,000	148,755
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class B
09/16/2024	2.780%	1,050,000	1,058,661
GLS Auto Receivables Trust(a)
Subordinated Series 2021-2A Class B
09/15/2025	0.770%	300,000	297,779
HPEFS Equipment Trust(a)
Series 2021-2A Class A2
09/20/2028	0.300%	300,000	299,533
Hyundai Auto Lease Securitization Trust(a)
Series 2021-B Class A3
06/17/2024	0.330%	400,000	397,501
John Deere Owner Trust
Series 2021-B Class A2
06/17/2024	0.250%	650,000	648,913
JPMorgan Chase Bank NA(a)
Subordinated Series 2021-2 Class C
12/26/2028	0.969%	1,074,983	1,072,672
JPMorgan Chase Bank NA - CACLN(a)
Series 2021-3 Class B
02/26/2029	0.760%	214,372	213,280
LAD Auto Receivables Trust(a)
Series 2021-1A Class A
08/17/2026	1.300%	113,582	113,309
Lendbuzz Securitization Trust(a)
Series 2021-1A Class A
06/15/2026	1.460%	156,477	155,838
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lendingpoint Asset Securitization Trust(a)
Series 2021-A Class A
12/15/2028	1.000%	576,479	575,322
Series 2021-B Class A
02/15/2029	1.110%	454,983	453,726
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	126,430	125,811
Marlette Funding Trust(a)
Series 2021-2A Class A
09/15/2031	0.510%	384,335	383,846
MMAF Equipment Finance LLC(a)
Series 2017-B Class A4
11/15/2024	2.410%	423,133	425,689
Series 2020-A Class A2
04/09/2024	0.740%	271,427	271,331
NextGear Floorplan Master Owner Trust(a)
Series 2019-2A Class A2
10/15/2024	2.070%	1,000,000	1,010,991
Oscar US Funding XIII LLC(a)
Series 2021-2A Class A2
08/12/2024	0.390%	1,250,000	1,247,826
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class A
11/15/2027	1.180%	811,520	810,462
Series 2021-3 Class A
05/15/2029	1.150%	813,929	810,641
Santander Drive Auto Receivables Trust
Series 2021-2 Class A3
02/18/2025	0.340%	200,000	199,748
Series 2021-3 Class A2
05/15/2024	0.290%	883,630	883,668
Santander Retail Auto Lease Trust(a)
Series 2021-B Class A2
01/22/2024	0.310%	461,626	460,786
Theorem Funding Trust(a)
Series 2021-1A Class A
12/15/2027	1.210%	266,742	266,045
Tricolor Auto Securitization Trust(a)
Series 2021-1A Class A
04/15/2024	0.740%	137,883	137,821
Upstart Pass-Through Trust(a)
Series 2021-ST6 Class A
08/20/2027	1.850%	110,912	109,970
Upstart Securitization Trust(a)
Series 2020-3 Class A
11/20/2030	1.702%	136,561	136,968
Series 2021-3 Class A
07/20/2031	0.830%	594,617	593,068
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Westlake Automobile Receivables Trust(a)
Series 2020-2A Class B
07/15/2025	1.320%	275,000	275,933
Subordinated Series 2021-2A Class B
07/15/2026	0.620%	300,000	297,505
World Omni Automobile Lease Securitization Trust
Series 2021-A Class A2
04/15/2024	0.210%	1,161,193	1,158,435
Total Asset-Backed Securities — Non-Agency (Cost $22,752,039)			22,668,072

Commercial Mortgage-Backed Securities - Non-Agency 1.6%

Citigroup Commercial Mortgage Trust(a)
Series 2012-GC8 Class AS
09/10/2045	3.683%	1,125,000	1,136,849
Citigroup Commercial Mortgage Trust
Series 2013-GC11 Class AAB
04/10/2046	2.690%	247,761	250,006
WFRBS Commercial Mortgage Trust
Series 2013-C14 Class A5
06/15/2046	3.337%	700,000	718,490
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $2,112,947)			2,105,345

Corporate Bonds & Notes 26.0%

Aerospace & Defense 0.5%
L3Harris Technologies, Inc.
06/15/2023	3.850%	340,000	353,278
Raytheon Technologies Corp.
03/15/2024	3.200%	350,000	364,318
Total			717,596
Automotive 0.4%
Toyota Motor Credit Corp.
06/14/2024	0.500%	490,000	478,931
Banking 10.0%
American Express Co.(b)
3-month USD LIBOR + 0.750% 08/03/2023	0.891%	500,000	503,449
Australia & New Zealand Banking Group Ltd.(a),(b)
3-month USD LIBOR + 0.580% 11/09/2022	0.723%	360,000	361,370
Bank of America Corp.(b)
3-month USD LIBOR + 0.430% 05/28/2024	0.593%	700,000	700,004
Bank of Montreal(b)
SOFR + 0.265% 09/15/2023	0.315%	450,000	449,370

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	9

Consolidated Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of New York Mellon Corp. (The)(b)
3-month USD LIBOR + 1.050% 10/30/2023	1.179%	485,000	488,421
Bank of Nova Scotia (The)(b)
SOFR + 0.380% 07/31/2024	0.430%	500,000	499,101
Canadian Imperial Bank of Commerce(b)
3-month USD LIBOR + 0.660% 09/13/2023	0.861%	400,000	402,845
Citigroup, Inc.(b)
3-month USD LIBOR + 1.100% 05/17/2024	1.258%	675,000	682,107
Commonwealth Bank of Australia(a),(b)
3-month USD LIBOR + 0.820% 06/04/2024	1.000%	375,000	380,520
Cooperatieve Rabobank UA(b)
3-month USD LIBOR + 0.480% 01/10/2023	0.604%	450,000	451,238
Discover Bank
02/06/2023	3.350%	325,000	332,832
DNB Bank ASA(a)
12/02/2022	2.150%	360,000	365,249
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 1.600% 11/29/2023	1.776%	650,000	663,717
HSBC Holdings PLC(c)
08/17/2024	0.732%	407,000	403,335
JPMorgan Chase & Co.(c)
04/01/2023	3.207%	685,000	689,059
Lloyds Bank PLC
08/14/2022	2.250%	325,000	328,394
Morgan Stanley(b)
3-month USD LIBOR + 1.220% 05/08/2024	1.364%	650,000	657,680
National Australia Bank Ltd.(a),(b)
3-month USD LIBOR + 0.410% 12/13/2022	0.611%	360,000	360,968
PNC Bank NA(b)
3-month USD LIBOR + 0.500% 07/27/2022	0.635%	426,000	426,774
Royal Bank of Canada(b)
3-month USD LIBOR + 0.360% 01/17/2023	0.482%	148,000	148,217
3-month USD LIBOR + 0.660% 10/05/2023	0.793%	349,000	351,610
Skandinaviska Enskilda Banken AB(a),(b)
3-month USD LIBOR + 0.320% 09/01/2023	0.491%	350,000	350,496
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Svenska Handelsbanken AB(a)
06/30/2023	0.625%	350,000	348,998
Toronto-Dominion Bank (The)(b)
SOFR + 0.450% 09/28/2023	0.500%	510,000	511,022
Truist Bank(b)
SOFR + 0.200% 01/17/2024	0.250%	400,000	398,839
UBS AG(a)
02/09/2024	0.450%	450,000	443,011
US Bank NA(b)
3-month USD LIBOR + 0.170% 06/02/2023	0.265%	463,000	462,280
Wells Fargo & Co.(b)
3-month USD LIBOR + 1.230% 10/31/2023	1.359%	685,000	690,182
Westpac Banking Corp.(b)
3-month USD LIBOR + 0.770% 02/26/2024	0.950%	350,000	353,797
Total			13,204,885
Cable and Satellite 0.5%
Charter Communications Operating LLC/Capital(b)
3-month USD LIBOR + 1.650% 02/01/2024	1.782%	350,000	357,275
Comcast Corp.(b)
3-month USD LIBOR + 0.630% 04/15/2024	0.754%	291,000	293,648
Total			650,923
Chemicals 0.3%
DuPont de Nemours, Inc.(b)
3-month USD LIBOR + 1.110% 11/15/2023	1.266%	350,000	354,709
Construction Machinery 0.6%
Caterpillar Financial Services Corp.
03/01/2023	0.250%	375,000	372,961
John Deere Capital Corp.(b)
3-month USD LIBOR + 0.550% 06/07/2023	0.738%	375,000	377,044
Total			750,005
Diversified Manufacturing 0.7%
General Electric Co.
10/09/2022	2.700%	450,000	456,827
Honeywell International, Inc.(b)
3-month USD LIBOR + 0.370% 08/08/2022	0.514%	13,000	13,018

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Siemens Financieringsmaatschappij NV(a)
03/11/2023	0.400%	400,000	398,412
Total			868,257
Electric 2.0%
American Electric Power Co., Inc.
12/15/2022	2.950%	350,000	355,637
Consumers Energy Co.
08/15/2023	3.375%	297,000	306,970
DTE Energy Co.
11/01/2022	2.250%	325,000	329,076
Duke Energy Corp.(b)
SOFR + 0.250% 06/10/2023	0.300%	363,000	362,508
Eversource Energy(b)
SOFR + 0.250% 08/15/2023	0.300%	331,000	330,552
Mississippi Power Co.(b)
SOFR + 0.300% 06/28/2024	0.350%	219,000	217,325
NextEra Energy Capital Holdings, Inc.(b)
SOFR + 0.400% 11/03/2023	0.450%	323,000	322,595
PPL Electric Utilities Corp.(b)
SOFR + 0.330% 06/24/2024	0.380%	353,000	352,003
Public Service Enterprise Group, Inc.
11/08/2023	0.841%	72,000	71,718
Total			2,648,384
Food and Beverage 0.8%
Campbell Soup Co.
03/15/2023	3.650%	325,000	335,038
ConAgra Foods, Inc.
01/25/2023	3.200%	350,000	356,532
PepsiCo, Inc.(b)
3-month USD LIBOR + 0.365% 05/02/2022	0.497%	66,000	66,061
Tyson Foods, Inc.
09/28/2023	3.900%	271,000	283,329
Total			1,040,960
Health Care 0.9%
Becton Dickinson and Co.
06/06/2024	3.363%	360,000	376,930
Cigna Corp.(b)
3-month USD LIBOR + 0.890% 07/15/2023	1.014%	375,000	378,237
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thermo Fisher Scientific, Inc.(b)
SOFR + 0.350% 04/18/2023	0.399%	400,000	399,468
Total			1,154,635
Healthcare Insurance 0.2%
Anthem, Inc.
12/01/2022	2.950%	325,000	331,264
Independent Energy 0.2%
Pioneer Natural Resources Co.
05/15/2023	0.550%	275,000	273,990
Integrated Energy 0.8%
BP Capital Markets PLC
11/06/2022	2.500%	300,000	305,033
Chevron USA, Inc.(b)
3-month USD LIBOR + 0.200% 08/11/2023	0.350%	400,000	400,012
Shell International Finance BV(b)
3-month USD LIBOR + 0.400% 11/13/2023	0.556%	415,000	416,619
Total			1,121,664
Life Insurance 1.0%
Metropolitan Life Global Funding I(a)
09/27/2024	0.700%	222,000	218,866
New York Life Global Funding(a),(b)
SOFR + 0.220% 02/02/2023	0.270%	209,000	209,037
Pricoa Global Funding I(a)
09/21/2022	2.450%	410,000	415,745
Principal Life Global Funding II(a)
01/08/2024	0.500%	425,000	420,731
Total			1,264,379
Media and Entertainment 0.5%
Discovery Communications LLC
03/20/2023	2.950%	325,000	332,431
Walt Disney Co. (The)(b)
3-month USD LIBOR + 0.390% 09/01/2022	0.561%	300,000	300,507
Total			632,938
Midstream 1.2%
Enbridge, Inc.
10/04/2023	0.550%	350,000	347,717
Energy Transfer Partners LP
02/01/2023	3.600%	250,000	255,154

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	11

Consolidated Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enterprise Products Operating LLC
02/15/2024	3.900%	190,000	199,727
Kinder Morgan, Inc.
01/15/2023	3.150%	250,000	255,733
Plains All American Pipeline LP/Finance Corp.
01/31/2023	2.850%	83,000	84,196
Southern Natural Gas Co. LLC(a)
04/28/2023	0.625%	200,000	199,217
Williams Companies, Inc. (The)
08/15/2022	3.350%	275,000	277,623
Total			1,619,367
Pharmaceuticals 1.2%
AbbVie, Inc.(b)
3-month USD LIBOR + 0.650% 11/21/2022	0.810%	400,000	401,512
Amgen, Inc.
08/19/2023	2.250%	370,000	377,570
AstraZeneca PLC
05/26/2023	0.300%	350,000	348,011
Bristol-Myers Squibb Co.
11/13/2023	0.537%	425,000	422,837
Total			1,549,930
Property & Casualty 0.6%
American International Group, Inc.
02/15/2024	4.125%	325,000	345,125
Chubb INA Holdings, Inc.
03/13/2023	2.700%	93,000	95,238
Loews Corp.
05/15/2023	2.625%	325,000	331,716
Total			772,079
Railroads 0.4%
CSX Corp.
08/01/2024	3.400%	145,000	152,634
Union Pacific Corp.
01/15/2023	2.950%	335,000	340,963
Total			493,597
Technology 2.0%
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	350,000	366,278
Fidelity National Information Services, Inc.
03/01/2023	0.375%	350,000	348,310
International Business Machines Corp.
05/13/2022	2.850%	350,000	353,093
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Microchip Technology, Inc.
02/15/2024	0.972%	315,000	312,320
NXP BV/Funding LLC(a)
03/01/2024	4.875%	85,000	91,300
Oracle Corp.
09/15/2023	2.400%	335,000	341,631
QUALCOMM, Inc.(b)
3-month USD LIBOR + 0.730% 01/30/2023	0.859%	425,000	427,471
RELX Capital, Inc.
03/16/2023	3.500%	335,000	344,931
Total			2,585,334
Transportation Services 0.2%
ERAC U.S.A. Finance LLC(a)
11/01/2023	2.700%	275,000	282,059
United Parcel Service, Inc.(b)
3-month USD LIBOR + 0.380% 05/16/2022	0.535%	50,000	50,044
Total			332,103
Wireless 0.2%
American Tower Corp.
01/31/2023	3.500%	325,000	333,808
Wirelines 0.8%
AT&T, Inc.(b)
3-month USD LIBOR + 1.180% 06/12/2024	1.381%	525,000	531,712
Verizon Communications, Inc.(b)
3-month USD LIBOR + 1.000% 03/16/2022	1.211%	475,000	475,814
Total			1,007,526
Total Corporate Bonds & Notes (Cost $34,328,956)			34,187,264

Foreign Government Obligations(d) 0.5%

Canada 0.5%
Province of Ontario
06/29/2022	2.450%	300,000	303,043
Province of Quebec
01/31/2022	2.375%	300,000	300,527
Total			603,570
Total Foreign Government Obligations (Cost $604,023)			603,570

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency 4.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bellemeade Re Ltd.(a),(b)
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	2.952%	700,000	704,691
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	1.050%	275,000	275,207
CFMT LLC(a),(e)
CMO Series 2021-EBO1 Class A
11/25/2050	0.985%	284,751	284,057
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-DNA5 Class M1
30-day Average SOFR + 0.650% 01/25/2034	0.700%	341,571	341,489
MRA Issuance Trust(a),(b)
CMO Series 2021-14 Class A1X
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2022	1.336%	700,000	699,987
CMO Series 2021-NA1 Class A1X
1-month USD LIBOR + 1.500% Floor 1.500% 03/08/2022	1.600%	350,000	350,072
Oceanview Trust(a),(e)
CMO Series 2021-1 Class A
12/25/2051	1.219%	624,549	623,644
Pretium Mortgage Credit Partners LLC(a),(e)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	288,511	285,998
Towd Point Mortgage Trust(a),(e)
CMO Series 2021-SJ1 Class A1
07/25/2068	2.250%	840,794	849,736
VCAT Asset Securitization LLC(a),(e)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	994,302	977,279
VCAT LLC(a),(e)
CMO Series 2021-NPL4 Class A1
08/25/2051	1.868%	676,062	666,119
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	266,439	262,907
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $6,364,501)			6,321,186

Treasury Bills 0.5%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 0.5%
U.S. Treasury Bills
05/19/2022	0.100%	700,000	699,744
Total Treasury Bills (Cost $699,785)			699,744

U.S. Government & Agency Obligations 0.5%

Federal Farm Credit Banks Funding Corp.(b)
SOFR + 0.050% 08/22/2023	0.100%	280,000	279,886
SOFR + 0.060% 12/27/2023	0.110%	425,000	424,752
Total U.S. Government & Agency Obligations (Cost $705,000)			704,638

Money Market Funds 39.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(f),(g)	51,448,526	51,438,236
Total Money Market Funds (Cost $51,434,588)		51,438,236
Total Investments in Securities (Cost: $119,001,839)		118,728,055
Other Assets & Liabilities, Net		12,789,390
Net Assets		131,517,445

At December 31, 2021, securities and/or cash totaling $10,262,526 were pledged as collateral.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	13

Consolidated Portfolio of Investments  (continued)
December 31, 2021
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	34	01/2022	USD	2,644,520	363,298	—
Brent Crude	2	01/2022	USD	155,560	—	(82)
Brent Crude	28	03/2022	USD	2,153,200	247,782	—
Brent Crude	28	05/2022	USD	2,123,520	194,744	—
Brent Crude	36	07/2022	USD	2,692,800	11,891	—
Brent Crude	22	07/2022	USD	1,645,600	—	(3,126)
Coffee	3	03/2022	USD	254,363	82,258	—
Coffee	13	05/2022	USD	1,101,750	8,953	—
Coffee	27	07/2022	USD	2,280,656	156,464	—
Coffee	13	09/2022	USD	1,094,438	—	(55,460)
Copper	1	03/2022	USD	111,588	5,022	—
Copper	13	05/2022	USD	1,447,388	56,250	—
Copper	25	07/2022	USD	2,776,563	86,115	—
Copper	13	09/2022	USD	1,439,913	38,385	—
Corn	77	03/2022	USD	2,284,013	75,530	—
Corn	48	05/2022	USD	1,428,000	55,729	—
Corn	1	05/2022	USD	29,750	—	(54)
Corn	99	07/2022	USD	2,937,825	167,080	—
Corn	52	09/2022	USD	1,463,150	—	(6,175)
Cotton	21	03/2022	USD	1,182,300	101,698	—
Cotton	15	03/2022	USD	844,500	—	(11,471)
Cotton	8	05/2022	USD	441,920	35,304	—
Cotton	1	05/2022	USD	55,240	—	(39)
Cotton	11	07/2022	USD	593,340	19,325	—
Cotton	7	07/2022	USD	377,580	—	(5,127)
Cotton	10	12/2022	USD	463,250	14,317	—
Gas Oil	28	03/2022	USD	1,856,400	139,155	—
Gas Oil	13	05/2022	USD	851,500	114,229	—
Gas Oil	27	07/2022	USD	1,752,975	—	(58,732)
Gas Oil	14	09/2022	USD	905,450	28,430	—
Gold 100 oz.	15	02/2022	USD	2,742,900	39,315	—
Gold 100 oz.	17	04/2022	USD	3,112,700	139,740	—
Gold 100 oz.	17	06/2022	USD	3,116,780	102,513	—
Gold 100 oz.	33	08/2022	USD	6,058,470	60,656	—
Lead	3	03/2022	USD	173,550	4,369	—
Lean Hogs	43	02/2022	USD	1,401,370	29,536	—
Lean Hogs	13	04/2022	USD	450,970	14,601	—
Lean Hogs	12	06/2022	USD	468,240	31,655	—
Lean Hogs	11	07/2022	USD	431,530	13,326	—
Lean Hogs	12	08/2022	USD	467,040	11,837	—
Live Cattle	33	02/2022	USD	1,844,040	67,374	—
Live Cattle	18	04/2022	USD	1,042,740	46,325	—
Live Cattle	18	06/2022	USD	1,002,240	63,930	—
Live Cattle	37	08/2022	USD	2,045,360	39,052	—
Natural Gas	100	02/2022	USD	3,557,000	261,219	—
Natural Gas	12	02/2022	USD	426,840	—	(2,805)
Natural Gas	24	04/2022	USD	846,000	33,054	—
Natural Gas	40	04/2022	USD	1,410,000	—	(73,909)
Natural Gas	62	06/2022	USD	2,255,560	—	(183,415)
Natural Gas	62	08/2022	USD	2,259,900	—	(40,874)
Nickel	1	03/2022	USD	124,761	16,973	—
Nickel	5	05/2022	USD	621,165	47,092	—
Nickel	11	07/2022	USD	1,360,755	97,682	—
Nickel	5	09/2022	USD	616,425	30,325	—
NY Harbor ULSD Heat Oil	5	02/2022	USD	484,764	43,426	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
December 31, 2021
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
NY Harbor ULSD Heat Oil	7	04/2022	USD	666,998	67,214	—
NY Harbor ULSD Heat Oil	15	06/2022	USD	1,418,697	—	(33,324)
NY Harbor ULSD Heat Oil	7	08/2022	USD	660,412	22,028	—
Primary Aluminum	4	03/2022	USD	280,800	36,884	—
Primary Aluminum	18	05/2022	USD	1,262,475	106,987	—
Primary Aluminum	36	07/2022	USD	2,518,425	57,565	—
Primary Aluminum	18	09/2022	USD	1,255,500	71,214	—
RBOB Gasoline	23	02/2022	USD	2,152,828	142,157	—
RBOB Gasoline	7	04/2022	USD	683,285	64,749	—
RBOB Gasoline	15	06/2022	USD	1,437,723	—	(33,249)
RBOB Gasoline	8	08/2022	USD	744,509	26,319	—
Silver	6	03/2022	USD	700,560	—	(16,032)
Silver	7	05/2022	USD	818,335	31,184	—
Silver	6	07/2022	USD	702,420	17,315	—
Silver	8	07/2022	USD	936,560	—	(43,102)
Silver	7	09/2022	USD	820,960	38,183	—
Soybean	17	03/2022	USD	1,138,363	10,278	—
Soybean	19	05/2022	USD	1,281,550	47,835	—
Soybean	37	07/2022	USD	2,506,750	190,448	—
Soybean	20	11/2022	USD	1,269,250	27,514	—
Soybean Meal	36	03/2022	USD	1,436,760	75,486	—
Soybean Meal	18	05/2022	USD	714,780	85,860	—
Soybean Meal	37	07/2022	USD	1,471,120	222,801	—
Soybean Meal	19	12/2022	USD	722,000	44,238	—
Soybean Oil	14	03/2022	USD	474,852	14,474	—
Soybean Oil	1	03/2022	USD	33,918	—	(353)
Soybean Oil	26	05/2022	USD	882,492	1,962	—
Soybean Oil	53	07/2022	USD	1,797,018	—	(46,171)
Soybean Oil	27	12/2022	USD	891,162	10,111	—
Sugar #11	83	02/2022	USD	1,755,085	128,782	—
Sugar #11	38	04/2022	USD	791,616	—	(25,916)
Sugar #11	77	06/2022	USD	1,585,954	—	(64,013)
Sugar #11	39	09/2022	USD	801,965	—	(9,544)
Wheat	11	03/2022	USD	423,913	72,871	—
Wheat	4	03/2022	USD	160,300	38,269	—
Wheat	11	05/2022	USD	441,100	10,993	—
Wheat	20	05/2022	USD	774,250	2,999	—
Wheat	23	07/2022	USD	917,413	35,744	—
Wheat	25	07/2022	USD	955,625	9,530	—
Wheat	15	07/2022	USD	573,375	—	(11,590)
Wheat	3	09/2022	USD	119,888	721	—
Wheat	8	09/2022	USD	319,700	—	(3,794)
Wheat	20	09/2022	USD	766,500	—	(20,031)
WTI Crude	48	02/2022	USD	3,594,240	366,759	—
WTI Crude	36	04/2022	USD	2,661,840	311,365	—
WTI Crude	73	06/2022	USD	5,312,940	—	(96,302)
WTI Crude	37	08/2022	USD	2,647,720	84,241	—
Zinc	20	03/2022	USD	1,774,000	202,654	—
Zinc	10	05/2022	USD	877,500	124,311	—
Zinc	20	07/2022	USD	1,734,000	133,946	—
Zinc	10	09/2022	USD	855,750	49,036	—
Total					6,180,986	(844,690)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(50)	03/2022	USD	(10,908,594)	20,586	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	15

Consolidated Portfolio of Investments  (continued)
December 31, 2021
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $31,282,681, which represents 23.79% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	57,858,771	271,006,209	(277,416,440)	(10,304)	51,438,236	6,320	49,666	51,448,526
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Consolidated Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	22,668,072	—	22,668,072
Commercial Mortgage-Backed Securities - Non-Agency	—	2,105,345	—	2,105,345
Corporate Bonds & Notes	—	34,187,264	—	34,187,264
Foreign Government Obligations	—	603,570	—	603,570
Residential Mortgage-Backed Securities - Non-Agency	—	6,321,186	—	6,321,186
Treasury Bills	699,744	—	—	699,744
U.S. Government & Agency Obligations	—	704,638	—	704,638
Money Market Funds	51,438,236	—	—	51,438,236
Total Investments in Securities	52,137,980	66,590,075	—	118,728,055
Investments in Derivatives
Asset
Futures Contracts	6,201,572	—	—	6,201,572
Liability
Futures Contracts	(844,690)	—	—	(844,690)
Total	57,494,862	66,590,075	—	124,084,937
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	17

Consolidated Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $67,567,251)	$67,289,819
Affiliated issuers (cost $51,434,588)	51,438,236
Cash	3,215,986
Margin deposits on:
Futures contracts	10,262,526
Receivable for:
Capital shares sold	16,818
Dividends	2,866
Interest	144,616
Foreign tax reclaims	280
Variation margin for futures contracts	686,957
Prepaid expenses	7,339
Total assets	133,065,443
Liabilities
Payable for:
Investments purchased	298,360
Capital shares purchased	34,402
Variation margin for futures contracts	1,136,164
Management services fees	2,278
Distribution and/or service fees	199
Service fees	2,965
Compensation of board members	45,325
Compensation of chief compliance officer	26
Other expenses	28,279
Total liabilities	1,547,998
Net assets applicable to outstanding capital stock	$131,517,445
Represented by
Paid in capital	239,314,278
Total distributable earnings (loss)	(107,796,833)
Total - representing net assets applicable to outstanding capital stock	$131,517,445
Class 1
Net assets	$102,521,576
Shares outstanding	17,902,863
Net asset value per share	$5.73
Class 2
Net assets	$28,995,869
Shares outstanding	5,132,271
Net asset value per share	$5.65
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Consolidated Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$49,666
Interest	212,386
Total income	262,052
Expenses:
Management services fees	833,930
Distribution and/or service fees
Class 2	57,700
Service fees	35,600
Compensation of board members	23,533
Custodian fees	13,782
Printing and postage fees	16,708
Audit fees	39,500
Legal fees	11,246
Interest on collateral	19,131
Compensation of chief compliance officer	25
Other	10,566
Total expenses	1,061,721
Net investment loss	(799,669)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,152)
Investments — affiliated issuers	6,320
Futures contracts	41,250,042
Net realized gain	41,254,210
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(277,267)
Investments — affiliated issuers	(10,304)
Futures contracts	(3,251,785)
Net change in unrealized appreciation (depreciation)	(3,539,356)
Net realized and unrealized gain	37,714,854
Net increase in net assets resulting from operations	$36,915,185
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	19

Consolidated Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$(799,669)	$277,004
Net realized gain (loss)	41,254,210	(36,877,312)
Net change in unrealized appreciation (depreciation)	(3,539,356)	(5,702,567)
Net increase (decrease) in net assets resulting from operations	36,915,185	(42,302,875)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(254,188)	(19,062,618)
Class 2	—	(2,984,500)
Total distributions to shareholders	(254,188)	(22,047,118)
Decrease in net assets from capital stock activity	(24,249,059)	(236,796,521)
Total increase (decrease) in net assets	12,411,938	(301,146,514)
Net assets at beginning of year	119,105,507	420,252,021
Net assets at end of year	$131,517,445	$119,105,507

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	394,790	2,119,779	186,081	897,221
Distributions reinvested	45,717	254,188	4,990,214	19,062,618
Redemptions	(6,362,572)	(34,120,629)	(54,185,035)	(259,794,964)
Net decrease	(5,922,065)	(31,746,662)	(49,008,740)	(239,835,125)
Class 2
Subscriptions	2,402,551	12,553,461	1,179,004	5,047,225
Distributions reinvested	—	—	791,645	2,984,500
Redemptions	(979,530)	(5,055,858)	(1,183,598)	(4,993,121)
Net increase	1,423,021	7,497,603	787,051	3,038,604
Total net decrease	(4,499,044)	(24,249,059)	(48,221,689)	(236,796,521)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

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Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	21

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$4.33	(0.03)	1.44	1.41	(0.01)	(0.01)
Year Ended 12/31/2020	$5.55	0.01	(0.22)	(0.21)	(1.01)	(1.01)
Year Ended 12/31/2019	$5.21	0.08	0.33	0.41	(0.07)	(0.07)
Year Ended 12/31/2018	$6.05	0.07	(0.90)	(0.83)	(0.01)	(0.01)
Year Ended 12/31/2017	$6.33	0.01	0.07	0.08	(0.36)	(0.36)
Class 2
Year Ended 12/31/2021	$4.28	(0.04)	1.41	1.37	—	—
Year Ended 12/31/2020	$5.50	(0.02)	(0.20)	(0.22)	(1.00)	(1.00)
Year Ended 12/31/2019	$5.15	0.07	0.33	0.40	(0.05)	(0.05)
Year Ended 12/31/2018	$6.00	0.06	(0.91)	(0.85)	—	—
Year Ended 12/31/2017	$6.27	(0.01)	0.08	0.07	(0.34)	(0.34)

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. If interest on collateral expense had been excluded, expenses would have been lower by 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$5.73	32.63%	0.76%(c)	0.76%(c)	(0.56%)	101%	$102,522
Year Ended 12/31/2020	$4.33	(1.29%)	0.70%	0.70%	0.23%	0%	$103,243
Year Ended 12/31/2019	$5.55	7.80%	0.66%	0.66%	1.53%	0%	$404,193
Year Ended 12/31/2018	$5.21	(13.77%)	0.66%(d)	0.66%(d)	1.18%	0%	$226,877
Year Ended 12/31/2017	$6.05	1.80%	0.69%	0.69%	0.15%	0%	$536,624
Class 2
Year Ended 12/31/2021	$5.65	32.01%	1.01%(c)	1.01%(c)	(0.80%)	101%	$28,996
Year Ended 12/31/2020	$4.28	(1.55%)	0.98%	0.98%	(0.39%)	0%	$15,862
Year Ended 12/31/2019	$5.50	7.78%	0.91%	0.91%	1.29%	0%	$16,059
Year Ended 12/31/2018	$5.15	(14.17%)	0.92%(d)	0.92%(d)	1.05%	0%	$15,269
Year Ended 12/31/2017	$6.00	1.71%	0.94%	0.94%	(0.09%)	0%	$15,541
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	23

Notes to Consolidated Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CVPCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2021, the Subsidiary financial statement information is as follows:
CVPCSF Offshore Fund, Ltd.
% of consolidated fund net assets	9.88%
Net assets	$12,996,895
Net investment income (loss)	(161,613)
Net realized gain (loss)	41,227,259
Net change in unrealized appreciation (depreciation)	(3,272,371)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
24	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
December 31, 2021
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	25

Notes to Consolidated Financial Statements  (continued)
December 31, 2021
variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the commodities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
26	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
December 31, 2021
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	20,586*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	6,180,986*
Total		6,201,572

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	844,690*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	27

Notes to Consolidated Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Total ($)
Commodity-related investment risk	41,227,194	41,227,194
Interest rate risk	22,848	22,848
Total	41,250,042	41,250,042

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Total ($)
Commodity-related investment risk	(3,272,371)	(3,272,371)
Interest rate risk	20,586	20,586
Total	(3,251,785)	(3,251,785)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	143,901,710
Futures contracts — short	5,038,387

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
28	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
December 31, 2021
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	29

Notes to Consolidated Financial Statements  (continued)
December 31, 2021
determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of December 31, 2021, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating
30	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
December 31, 2021
Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021	Contractual expense cap prior to May 1, 2021
Class 1	0.80%	0.80%	0.80%
Class 2	1.05	1.05	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, non-deductible expenses, capital loss carryforward and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	31

Notes to Consolidated Financial Statements  (continued)
December 31, 2021
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,065,645	—	(2,065,645)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
254,188	—	254,188	22,047,118	—	22,047,118
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
36,564,014	—	(156,520)	(131,693,096)
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
263,438,632	—	(131,693,096)	(131,693,096)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(156,520)	—	(156,520)	46,092
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $102,495,938 and $35,351,943, respectively, for the year ended December 31, 2021, of which $11,686,359 and $10,980,743, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
32	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
December 31, 2021
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	33

Notes to Consolidated Financial Statements  (continued)
December 31, 2021
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and
34	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Notes to Consolidated Financial Statements  (continued)
December 31, 2021
conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	35

Notes to Consolidated Financial Statements  (continued)
December 31, 2021
prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 85.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
36	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Variable Portfolio – Commodity Strategy Fund and its subsidiary (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related consolidated statement of operations for the year ended December 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	37

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
38	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
40	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
42	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2021	43

Columbia Variable Portfolio – Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-6628 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Emerging Markets Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Emerging Markets Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Emerging Markets Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2012
Robert Cameron
Portfolio Manager
Managed Fund since 2012
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
Derek Lin
Portfolio Manager
Managed Fund since 2020
Darren Powell, CFA
Portfolio Manager
Managed Fund since March 2021
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-7.20	13.52	7.69
Class 2	05/03/10	-7.47	13.23	7.42
Class 3	05/01/00	-7.33	13.37	7.55
MSCI Emerging Markets Index (Net)		-2.54	9.87	5.49
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	10.6
Consumer Discretionary	19.3
Consumer Staples	2.3
Energy	4.1
Financials	17.1
Health Care	8.1
Industrials	4.8
Information Technology	29.8
Materials	1.1
Real Estate	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2021)
Argentina	3.6
Brazil	5.0
Canada	0.5
China	25.9
Hong Kong	2.6
Hungary	1.5
India	13.9
Indonesia	4.5
Kazakhstan	0.6
Philippines	0.6
Poland	0.7
Russian Federation	6.5
South Africa	1.5
South Korea	12.7
Taiwan	15.1
Thailand	0.8
United States(a)	3.3
Uruguay	0.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2021, Class 2 shares of the Fund returned -7.47%. The Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned -2.54% during the same time period.
Market overview
Emerging market stocks were challenged in 2021, posting negative returns in aggregate and lagging their developed market counterparts. Supportive factors such as a rebound in the global economy and rising commodity prices were offset by the expectation for higher U.S. interest rates and a stronger U.S. dollar. In addition, the slow rollout of COVID-19 vaccinations weighed on conditions in a number of emerging market economies.
China is by far the largest benchmark constituent and was also among the worst-performing markets, as a regulatory crackdown and uncertainty around the over-leveraged property sector weighed on sentiment. Brazil, South Korea, and Turkey were notable laggards, as well. Conversely, the Taiwan market rose sharply on a strong technology demand backdrop, while returns for India were boosted by strong economic data and corporate earnings along with an effective vaccination campaign. The notable rise in energy prices boosted performance in Russia and other oil-producing countries in Africa and the Middle East.
The Fund’s notable detractors during the period
•	In country terms, selection within China and Brazil weighed most heavily on the Fund’s performance relative to the benchmark for the 12-month period ended December 31, 2021.
•	In sector terms, security selection within financials and information technology detracted the most from performance.
•	Individual names held that detracted most significantly included:
○	New Oriental Education & Technology Group, Inc., a Chinese company offering online educational services to students. The company’s shares declined when the Chinese government announced restrictions on private tutoring as part of the regulatory cycle which started in the back end of 2020. While the new restrictions on for-profit education companies surprised investors, the intent was to lessen the financial burden on families as the government continues to focus on the notion of common prosperity. We sold the Fund’s position.
○	Also within China, shares of New Horizon Health Ltd., a Chinese company offering cancer screening technology, fell over the period as the COVID-19 pandemic had a greater-than-expected negative impact on sales.
○	Shares of Azul SA, a Brazilian airline, fell on COVID-19 concerns and uncertainty surrounding travel recovery given the ineffective response of Brazil’s government in addressing the pandemic.
The Fund’s most notable contributors during the period
•	The Fund’s country allocation contributed positively to performance relative to the benchmark for the 12 months, most notably an underweight to China.
•	In country terms, security selection was most beneficial within South Korea.
•	Viewed on a sector basis, selection within health care and consumer staples highlighted positive contributions.
•	Individual names held that contributed most positively to relative performance included Taiwanese semiconductor company MediaTek, Inc. within information technology. We believe the company’s growth in 5G market share can drive long-term results, and the impact of supply chain disruptions eased as the period progressed.
•	A pair of holdings within industrials were notable contributors.
○	Shares of Ecopro BM Co., Ltd., a Korean battery materials manufacturer, rallied following the announcement of a new $8.6 billion order to supply its high nickel cathode materials.
○	In addition, sentiment with respect to Techtronic Industries Co., Ltd., a Hong Kong-based power tool manufacturer, benefited as the company experienced a strong earnings recovery supported by what we believe to be its superior brand, product leadership and efficient supply chain strategy.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Shares of Russian fintech company TCS Group Holding PLC moved higher in the period as the company posted strong profits. TCS is a digital provider of online financial services. The company’s positive results have been driven by customer growth, successful new product launches and rising demand across its product range.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	859.30	1,019.51	5.30	5.75	1.13
Class 2	1,000.00	1,000.00	857.80	1,018.25	6.46	7.02	1.38
Class 3	1,000.00	1,000.00	858.70	1,018.85	5.90	6.41	1.26
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.9%
Issuer	Shares	Value ($)
Argentina 3.6%
Globant SA(a)	14,480	4,548,023
MercadoLibre, Inc.(a)	6,204	8,365,474
Total		12,913,497
Brazil 4.1%
Afya Ltd., Class A(a)	109,185	1,715,296
Banco BTG Pactual SA	215,931	814,103
Hapvida Participacoes e Investimentos SA	313,396	584,031
Itaú Unibanco Holding SA, ADR	207,277	777,289
Localiza Rent a Car SA	252,944	2,406,828
Locaweb Servicos de Internet SA(a)	610,374	1,442,104
Notre Dame Intermedica Participacoes SA	83,248	901,978
Pagseguro Digital Ltd., Class A(a)	129,441	3,393,943
VTEX Class A(a)	74,259	796,056
XP, Inc., Class A(a)	69,726	2,003,925
Total		14,835,553
Canada 0.5%
Parex Resources, Inc.	118,123	2,017,976
China 26.0%
Alibaba Group Holding Ltd., ADR(a)	31,429	3,733,451
Bafang Electric Suzhou Co., Ltd., Class A	45,269	1,605,229
BeiGene Ltd., ADR(a)	2,908	787,864
Beijing Kingsoft Office Software, Inc., Class A	46,823	1,949,450
Bilibili, Inc., ADR(a)	19,952	925,773
Burning Rock Biotech Ltd., ADR(a)	7,206	68,673
China Animal Healthcare Ltd.(a),(b),(c)	4,603,000	1
China Tourism Group Duty Free Corp., Ltd., Class A	55,100	1,899,491
Country Garden Services Holdings Co., Ltd.	1,156,000	6,940,526
Everest Medicines Ltd.(a)	184,500	824,688
Glodon Co., Ltd., Class A	124,100	1,245,530
JD.com, Inc., ADR(a)	112,335	7,871,313
Kingdee International Software Group Co., Ltd.(a)	627,150	1,930,468
Kweichow Moutai Co., Ltd., Class A	7,800	2,506,593
Li Ning Co., Ltd.	503,000	5,517,932
Medlive Technology Co., Ltd.(a),(d)	216,754	756,990
Meituan, Class B(a)	143,600	4,152,552
Midea Group Co., Ltd., Class A	204,200	2,364,751
Common Stocks (continued)
Issuer	Shares	Value ($)
NetEase, Inc., ADR	21,868	2,225,725
New Horizon Health Ltd.(a)	251,000	712,877
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	40,700	2,432,356
Shenzhou International Group Holdings Ltd.	164,500	3,185,326
Silergy Corp.	15,000	2,714,945
Skshu Paint Co., Ltd.	74,153	1,618,990
Songcheng Performance Development Co., Ltd., Class A	1,218,800	2,741,372
Tencent Holdings Ltd.	300,601	17,540,405
WuXi AppTec Co., Ltd., Class H	210,039	3,629,116
WuXi Biologics Cayman, Inc.(a)	597,500	7,073,745
Xpeng, Inc., ADR(a)	71,000	3,573,430
Zai Lab Ltd., ADR(a)	20,386	1,281,260
Total		93,810,822
Hong Kong 2.7%
AIA Group Ltd.	310,200	3,130,801
Techtronic Industries Co., Ltd.	326,003	6,498,839
Total		9,629,640
Hungary 1.5%
OTP Bank Nyrt(a)	88,037	4,489,124
Richter Gedeon Nyrt	40,019	1,076,137
Total		5,565,261
India 13.9%
Apollo Hospitals Enterprise Ltd.	58,978	3,969,946
Asian Paints Ltd.	47,346	2,151,390
AU Small Finance Bank Ltd.(a)	110,003	1,529,281
Avenue Supermarts Ltd.(a)	37,950	2,380,535
Bajaj Finance Ltd.	37,047	3,460,306
Balkrishna Industries Ltd.	68,938	2,148,583
Cholamandalam Investment and Finance Co., Ltd.	168,443	1,174,786
Divi’s Laboratories Ltd.	17,218	1,082,023
Dixon Technologies India Ltd.	53,690	3,970,979
Eicher Motors Ltd.	39,021	1,356,527
Godrej Properties Ltd.(a)	34,332	862,806
HDFC Bank Ltd., ADR	55,384	3,603,837
HDFC Life Insurance Co., Ltd.	224,773	1,959,154
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
ICICI Bank Ltd., ADR	192,248	3,804,588
InterGlobe Aviation Ltd.(a)	57,455	1,557,209
Jubilant Foodworks Ltd.	29,352	1,412,236
Kotak Mahindra Bank Ltd.	94,786	2,281,578
Mindtree Ltd.	38,665	2,480,703
PVR Ltd.(a)	78,206	1,363,731
Reliance Industries Ltd.	215,343	6,840,715
SBI Cards & Payment Services Ltd.(a)	75,743	944,124
Total		50,335,037
Indonesia 4.5%
PT Bank BTPN Syariah Tbk	7,985,800	2,005,574
PT Bank Central Asia Tbk	10,691,000	5,475,404
PT Bank Jago Tbk(a)	1,363,200	1,529,030
PT Bank Rakyat Indonesia Persero Tbk	25,220,739	7,261,711
Total		16,271,719
Kazakhstan 0.6%
Kaspi.KZ JSC, GDR(b),(c),(d)	19,550	2,267,800
Philippines 0.6%
Ayala Land, Inc.	2,859,200	2,057,805
Poland 0.7%
Dino Polska SA(a)	26,266	2,394,426
Russian Federation 6.6%
Detsky Mir PJSC	911,435	1,511,814
Fix Price Group Ltd., GDR(d)	502,952	3,797,288
Lukoil PJSC, ADR	61,544	5,514,398
Ozon Holdings PLC, ADR(a)	73,966	2,190,133
Sberbank of Russia PJSC, ADR	220,669	3,540,635
TCS Group Holding PLC, GDR(d)	32,457	2,736,122
Yandex NV, Class A(a)	73,098	4,422,429
Total		23,712,819
South Africa 1.5%
Capitec Bank Holdings Ltd.	16,405	2,099,963
Clicks Group Ltd.	43,489	861,129
Naspers Ltd., Class N	16,803	2,608,013
Total		5,569,105
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 11.4%
Coupang, Inc.(a)	71,693	2,106,340
Ecopro BM Co., Ltd.	6,667	2,801,110
KakaoBank Corp.(a)	5,095	252,875
NAVER Corp.(a)	10,906	3,461,798
Pearl Abyss Corp.(a)	15,501	1,801,435
Samsung Biologics Co., Ltd.(a)	4,463	3,388,786
Samsung Electro-Mechanics Co., Ltd.(a)	17,173	2,848,162
Samsung Electronics Co., Ltd.	238,695	15,676,287
Samsung SDI Co., Ltd.(a)	6,506	3,578,119
SK Hynix, Inc.	47,667	5,235,391
Total		41,150,303
Taiwan 15.2%
Delta Electronics	212,000	2,103,503
Hon Hai Precision Industry Co., Ltd.	756,000	2,835,107
MediaTek, Inc.	261,000	11,199,387
Parade Technologies Ltd.	24,000	1,825,923
Sea Ltd. ADR(a)	21,075	4,714,688
Taiwan Semiconductor Manufacturing Co., Ltd.	1,374,838	30,412,790
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	14,207	1,709,244
Total		54,800,642
Thailand 0.8%
Muangthai Capital PCL, Foreign Registered Shares	1,576,900	2,766,706
Uruguay 0.7%
Dlocal Ltd.(a)	69,855	2,493,125
Total Common Stocks (Cost $239,227,391)		342,592,236

Preferred Stocks 2.3%
Issuer	Shares	Value ($)
Brazil 1.0%
Azul SA(a)	776,791	3,397,241
South Korea 1.3%
Samsung Electronics Co., Ltd.	80,792	4,830,204
Total Preferred Stocks (Cost $6,043,727)		8,227,445

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(e),(f)	11,906,543	11,904,161
Total Money Market Funds (Cost $11,904,747)		11,904,161
Total Investments in Securities (Cost $257,175,865)		362,723,842
Other Assets & Liabilities, Net		(1,707,625)
Net Assets		$361,016,217
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $2,267,801, which represents 0.63% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $9,558,200, which represents 2.65% of total net assets.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	1,289,633	121,905,355	(111,290,241)	(586)	11,904,161	(549)	3,993	11,906,543
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	12,913,497	—	—	12,913,497
Brazil	14,835,553	—	—	14,835,553
Canada	2,017,976	—	—	2,017,976
China	20,467,489	73,343,332	1	93,810,822
Hong Kong	—	9,629,640	—	9,629,640
Hungary	—	5,565,261	—	5,565,261
India	7,408,425	42,926,612	—	50,335,037
Indonesia	—	16,271,719	—	16,271,719
Kazakhstan	—	—	2,267,800	2,267,800
Philippines	—	2,057,805	—	2,057,805
Poland	—	2,394,426	—	2,394,426
Russian Federation	6,612,562	17,100,257	—	23,712,819
South Africa	—	5,569,105	—	5,569,105
South Korea	2,106,340	39,043,963	—	41,150,303
Taiwan	6,423,932	48,376,710	—	54,800,642
Thailand	—	2,766,706	—	2,766,706
Uruguay	2,493,125	—	—	2,493,125
Total Common Stocks	75,278,899	265,045,536	2,267,801	342,592,236
Preferred Stocks
Brazil	3,397,241	—	—	3,397,241
South Korea	—	4,830,204	—	4,830,204
Total Preferred Stocks	3,397,241	4,830,204	—	8,227,445
Money Market Funds	11,904,161	—	—	11,904,161
Total Investments in Securities	90,580,301	269,875,740	2,267,801	362,723,842
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $245,271,118)	$350,819,681
Affiliated issuers (cost $11,904,747)	11,904,161
Receivable for:
Investments sold	13,505
Capital shares sold	99,417
Dividends	516,182
Foreign tax reclaims	39,375
Expense reimbursement due from Investment Manager	918
Prepaid expenses	9,867
Total assets	363,403,106
Liabilities
Foreign currency (cost $1,160)	1,167
Payable for:
Capital shares purchased	38,220
Foreign capital gains taxes deferred	2,150,725
Management services fees	10,873
Distribution and/or service fees	1,218
Service fees	14,821
Compensation of board members	117,859
Compensation of chief compliance officer	73
Other expenses	51,933
Total liabilities	2,386,889
Net assets applicable to outstanding capital stock	$361,016,217
Represented by
Paid in capital	179,436,609
Total distributable earnings (loss)	181,579,608
Total - representing net assets applicable to outstanding capital stock	$361,016,217
Class 1
Net assets	$85,630,383
Shares outstanding	4,410,215
Net asset value per share	$19.42
Class 2
Net assets	$80,662,649
Shares outstanding	4,204,519
Net asset value per share	$19.18
Class 3
Net assets	$194,723,185
Shares outstanding	10,080,655
Net asset value per share	$19.32
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$4,977,110
Dividends — affiliated issuers	3,993
Foreign taxes withheld	(699,502)
Total income	4,281,601
Expenses:
Management services fees	4,756,143
Distribution and/or service fees
Class 2	211,410
Class 3	277,462
Service fees	188,278
Compensation of board members	41,221
Custodian fees	163,044
Printing and postage fees	44,749
Audit fees	40,082
Legal fees	14,052
Interest on interfund lending	202
Compensation of chief compliance officer	77
Other	64,325
Total expenses	5,801,045
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(386,575)
Total net expenses	5,414,470
Net investment loss	(1,132,869)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	80,252,305
Investments — affiliated issuers	(549)
Foreign currency translations	(95,173)
Net realized gain	80,156,583
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(104,800,411)
Investments — affiliated issuers	(586)
Foreign currency translations	(800)
Foreign capital gains tax	(19,042)
Net change in unrealized appreciation (depreciation)	(104,820,839)
Net realized and unrealized loss	(24,664,256)
Net decrease in net assets resulting from operations	$(25,797,125)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment loss	$(1,132,869)	$(575,105)
Net realized gain	80,156,583	17,421,318
Net change in unrealized appreciation (depreciation)	(104,820,839)	100,973,714
Net increase (decrease) in net assets resulting from operations	(25,797,125)	117,819,927
Distributions to shareholders
Net investment income and net realized gains
Class 1	(6,131,794)	(17,184,859)
Class 2	(3,847,632)	(7,093,772)
Class 3	(10,278,225)	(23,201,660)
Total distributions to shareholders	(20,257,651)	(47,480,291)
Increase (decrease) in net assets from capital stock activity	(61,812,019)	12,189,849
Total increase (decrease) in net assets	(107,866,795)	82,529,485
Net assets at beginning of year	468,883,012	386,353,527
Net assets at end of year	$361,016,217	$468,883,012

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	185,706	4,005,276	874,539	14,585,879
Distributions reinvested	272,325	6,131,794	1,105,769	17,184,859
Redemptions	(3,867,668)	(86,223,548)	(1,220,287)	(21,626,925)
Net increase (decrease)	(3,409,637)	(76,086,478)	760,021	10,143,813
Class 2
Subscriptions	787,974	17,403,719	524,846	9,534,366
Distributions reinvested	172,269	3,847,632	459,958	7,093,772
Redemptions	(242,592)	(5,172,823)	(471,860)	(8,007,169)
Net increase	717,651	16,078,528	512,944	8,620,969
Class 3
Subscriptions	273,093	5,991,387	118,035	2,077,123
Distributions reinvested	457,739	10,278,225	1,497,424	23,201,660
Redemptions	(840,148)	(18,073,681)	(1,825,799)	(31,853,716)
Net decrease	(109,316)	(1,804,069)	(210,340)	(6,574,933)
Total net increase (decrease)	(2,801,302)	(61,812,019)	1,062,625	12,189,849
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

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Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$21.90	(0.03)	(1.41)	(1.44)	(0.24)	(0.80)	(1.04)
Year Ended 12/31/2020	$18.98	(0.01)	5.36	5.35	(0.12)	(2.31)	(2.43)
Year Ended 12/31/2019	$16.38	0.09	4.79	4.88	(0.04)	(2.25)	(2.29)
Year Ended 12/31/2018	$21.04	0.14	(4.67)	(4.53)	(0.13)	—	(0.13)
Year Ended 12/31/2017	$14.29	0.05	6.73	6.78	(0.03)	—	(0.03)
Class 2
Year Ended 12/31/2021	$21.66	(0.08)	(1.40)	(1.48)	(0.20)	(0.80)	(1.00)
Year Ended 12/31/2020	$18.78	(0.05)	5.32	5.27	(0.08)	(2.31)	(2.39)
Year Ended 12/31/2019	$16.26	0.06	4.73	4.79	(0.02)	(2.25)	(2.27)
Year Ended 12/31/2018	$20.84	0.06	(4.59)	(4.53)	(0.05)	—	(0.05)
Year Ended 12/31/2017	$14.17	0.01	6.66	6.67	(0.00)(f)	—	(0.00)(f)
Class 3
Year Ended 12/31/2021	$21.80	(0.06)	(1.40)	(1.46)	(0.22)	(0.80)	(1.02)
Year Ended 12/31/2020	$18.89	(0.03)	5.35	5.32	(0.10)	(2.31)	(2.41)
Year Ended 12/31/2019	$16.33	0.08	4.76	4.84	(0.03)	(2.25)	(2.28)
Year Ended 12/31/2018	$20.96	0.09	(4.63)	(4.54)	(0.09)	—	(0.09)
Year Ended 12/31/2017	$14.24	0.03	6.71	6.74	(0.02)	—	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(f)	Rounds to zero.
(g)	The Fund received a payment from an affiliate which had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

Financial Highlights  (continued)
	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	—	$19.42	(7.20%)	1.22%(c)	1.14%(c)	(0.16%)	28%	$85,630
Year Ended 12/31/2020	—	$21.90	33.61%	1.23%(c),(d)	1.14%(c),(d)	(0.05%)	26%	$171,261
Year Ended 12/31/2019	0.01	$18.98	31.50%(e)	1.22%(c)	1.17%(c)	0.53%	26%	$133,990
Year Ended 12/31/2018	—	$16.38	(21.62%)	1.20%(c)	1.20%(c)	0.70%	41%	$196,720
Year Ended 12/31/2017	—	$21.04	47.51%	1.25%(d)	1.24%(d)	0.31%	43%	$457,065
Class 2
Year Ended 12/31/2021	—	$19.18	(7.47%)	1.48%(c)	1.39%(c)	(0.39%)	28%	$80,663
Year Ended 12/31/2020	—	$21.66	33.31%	1.48%(c),(d)	1.39%(c),(d)	(0.30%)	26%	$75,522
Year Ended 12/31/2019	0.00(f)	$18.78	31.13%(g)	1.47%(c)	1.42%(c)	0.33%	26%	$55,859
Year Ended 12/31/2018	—	$16.26	(21.78%)	1.47%(c)	1.46%(c)	0.33%	41%	$42,531
Year Ended 12/31/2017	—	$20.84	47.10%	1.50%(d)	1.48%(d)	0.04%	43%	$46,421
Class 3
Year Ended 12/31/2021	—	$19.32	(7.33%)	1.35%(c)	1.26%(c)	(0.27%)	28%	$194,723
Year Ended 12/31/2020	—	$21.80	33.51%	1.35%(c),(d)	1.27%(c),(d)	(0.18%)	26%	$222,100
Year Ended 12/31/2019	0.00(f)	$18.89	31.29%(g)	1.34%(c)	1.29%(c)	0.45%	26%	$196,505
Year Ended 12/31/2018	—	$16.33	(21.73%)	1.34%(c)	1.33%(c)	0.44%	41%	$173,529
Year Ended 12/31/2017	—	$20.96	47.34%	1.37%(d)	1.36%(d)	0.18%	43%	$244,408
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 1.10% of the Fund’s average daily net assets.
20	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2021 through April 30, 2022	May 1, 2021 through June 30, 2021	Prior to May 1, 2021
Class 1	1.13%	1.14%	1.14%
Class 2	1.38	1.39	1.39
Class 3	1.255	1.265	1.265
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications, net operating loss, foreign capital gains tax, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
3,438,989	(483,716)	(2,955,273)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,405,469	15,852,182	20,257,651	2,136,081	45,344,210	47,480,291
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	79,743,655	—	104,103,246
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
258,620,596	127,506,115	(23,402,869)	104,103,246
22	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $120,711,626 and $216,247,540, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	588,889	0.68	18
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. The public health crises caused by the COVID-19 outbreak have exacerbated political and diplomatic tensions between the United States and China, which could adversely affect international trade and the value of the Fund’s portfolio securities. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a
24	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 99.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable interest entity risk
Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China but is not formally recognized under Chinese law and the Chinese government may cease to tolerate VIE structures at any time or impose new restrictions on the structure. Further, in case of dispute, the remedies and rights of the Fund may be limited and legal uncertainty may be exploited against the interests of the Fund. Further, the Fund is not a VIE owner/shareholder and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Emerging Markets Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	27

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$83,899,283	$1,695,178	$0.09	$5,972,786	$0.32
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2022.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
28	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
30	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2021

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Columbia Variable Portfolio – Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-2000 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Disciplined Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Disciplined Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Disciplined Core Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with capital appreciation.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since June 2021
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	32.74	17.78	15.83
Class 2	05/03/10	32.41	17.48	15.55
Class 3	10/13/81	32.57	17.63	15.69
S&P 500 Index		28.71	18.47	16.55
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	10.4
Consumer Discretionary	12.2
Consumer Staples	6.1
Energy	2.3
Financials	10.3
Health Care	13.7
Industrials	8.0
Information Technology	29.6
Materials	2.2
Real Estate	3.1
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 65.71% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares gained 32.41%. The Fund outperformed the S&P 500 Index, which rose 28.71%.
Market overview
Despite the emergence of new COVID-19 variants and higher inflation, continued monetary and fiscal stimulus extended the bull market for U.S. equities during the annual period, as company earnings beat investor expectations. Improving earnings and rising interest rates provided a better backdrop for value stocks during the annual period. In a reversal from calendar year 2020, when growth stocks handily beat value stocks across the capitalization spectrum, value stocks outperformed growth stocks in the mid-cap and small-cap segments of the U.S. equity market in 2021 and performed relatively in line with each other within the large-cap segment of the U.S. equity market. The Russell 2000 Value Index returned 28.27% compared to the 2.83% return for the Russell 2000 Growth Index. In large cap, the Russell 1000 Value Index returned 25.16% compared to the 27.60% return of the Russell 1000 Growth Index. As the U.S. economy reopened, investors rotated to bid up stocks with strong fundamentals. Stocks characterized by high operating cash flow-to-price, high earnings before interest, taxes, depreciation and amortization (EBITDA)-to-enterprise value, and high return on invested capital were in favor during the annual period. Conversely, high cash flow margin volatility and high predicted earnings per share growth characteristics detracted most during the annual period.
We divide the metrics for our stock selection model into three broad categories—quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the stock selection model’s performance was positive overall. This investor focus on fundamentals led to our quality, value and catalyst themes each performing well during the annual period. Of our 22 industry-specific models, 20 outperformed the S&P 500 Index, with communication services, energy-exploration & production and industrials-transportation contributing most positively. Energy-equipment & services and information technology-hardware were the only two industry models that detracted during the annual period.
The Fund’s notable contributors during the period
•	The Fund maintained a relatively neutral stance on sector allocation, though sector allocation did contribute positively, albeit modestly, to relative performance during the annual period. Stock selection overall contributed most positively to the Fund’s performance relative to the S&P 500 Index.
•	Stock selection in the information technology, communication services and consumer staples sectors contributed most positively to the Fund’s relative performance during the annual period.
•	Among the Fund’s greatest individual positive contributors was Fortinet, Inc., the leading mid-market vendor in the network security firewall market, which was also a top contributor in the prior annual period. Its shares gained ground after the company’s management reported strong results across its product offerings and geographies and raised guidance driven by Fortinet’s healthy billings and revenue growth. The portfolio’s overweight in Fortinet was driven by our quality and catalyst themes, and the models delivered effective stock selection guidance.
•	Alphabet Inc., which is the parent company of search engine giant Google, was an outstanding performer for the Fund, though it should be noted the portfolio owns Alphabet Class A shares only. During the annual period, Alphabet reported solid earnings results with robust growth across several of its businesses, including YouTube, search, cloud and advertising. The company also showed relative resilience in the face of the dramatic impact of the COVID-19 pandemic, as its return on investment remained materially higher versus other forms of media. Further, the company generated an attractive level of free cash flow during the annual period. The portfolio’s overweight in Alphabet (Class A) was based on attractive scores by all three of our themes—value, quality and catalyst, and the models provided positive guidance.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Advanced Micro Devices, Inc., a semiconductor company, benefited during the annual period from its reports of solid earnings. The company also raised its forward guidance, driven by healthy demand across its businesses, most notably gaming and personal computer demand. As was the case for other chip companies as well, the global semiconductor shortage held customer demand steady. The decision to overweight the portfolio’s position in Advanced Micro Devices was based on its attractive quality, value and catalyst scores.
The Fund’s notable detractors during the period
•	Stock selection in the financials sector detracted most from the Fund’s relative performance during the annual period, followed at some distance by real estate and materials.
•	Among the individual stocks detracting most from relative performance was NVIDIA Corp., which designs and develops three-dimensional graphics processors and related software, as the Fund held no position in its strongly performing stock. Boosting the stock’s performance was strong data center demand and the global shortage of semiconductors, which, in turn, drove NVIDIA’s earnings higher. The portfolio’s lack of exposure to NVIDIA was determined based on unattractive scores by all three of our themes—quality, value and catalyst, but the models provided negative stock selection guidance.
•	Autodesk, Inc. is an architecture, engineering and construction enterprise software company. Its shares sold off dramatically in the fourth quarter of 2021, erasing gains made earlier in the year after the company missed consensus billings and free cash flow estimates and reduced its forward guidance due to macro events such as supply chain disruptions and labor shortages. The portfolio’s overweight in Autodesk was due to its attractive quality and value theme scores, but the models delivered negative stock selection guidance.
•	Capital One Financial Corp. operates as a financial holding company and operates through credit card, consumer banking and commercial banking segments. Like many financials companies, high consumer cash levels, low interest rates and weak loan demand hampered Capital One Financial’s revenues and acted as a headwind to stock appreciation. The portfolio’s overweight to Capital One Financial was established based on strong value and catalyst metrics, but the models provided negative stock selection guidance.
•	Notably, having no exposure to Alphabet Inc. (Class C) also proved to be a significant detractor from the Fund’s relative results, as Class C shares performed similarly well to the company’s Class A shares, which the Fund did own during the annual period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,131.20	1,021.83	3.60	3.41	0.67
Class 2	1,000.00	1,000.00	1,129.90	1,020.57	4.94	4.69	0.92
Class 3	1,000.00	1,000.00	1,130.50	1,021.22	4.24	4.02	0.79
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 10.3%
Interactive Media & Services 9.1%
Alphabet, Inc., Class A(a)	94,236	273,005,461
Meta Platforms, Inc., Class A(a)	459,063	154,405,840
Total		427,411,301
Media 1.2%
Interpublic Group of Companies, Inc. (The)	1,511,030	56,588,074
Total Communication Services		483,999,375
Consumer Discretionary 12.1%
Automobiles 0.8%
Tesla Motors, Inc.(a)	33,744	35,659,984
Distributors 0.4%
Genuine Parts Co.	72,380	10,147,676
LKQ Corp.	137,200	8,236,116
Total		18,383,792
Hotels, Restaurants & Leisure 2.0%
Darden Restaurants, Inc.	355,684	53,580,238
Starbucks Corp.	367,443	42,979,807
Total		96,560,045
Household Durables 1.6%
Lennar Corp., Class A	181,857	21,124,509
PulteGroup, Inc.	945,722	54,057,470
Total		75,181,979
Internet & Direct Marketing Retail 2.4%
Amazon.com, Inc.(a)	33,820	112,767,379
Multiline Retail 0.8%
Target Corp.	172,435	39,908,356
Specialty Retail 3.0%
AutoZone, Inc.(a)	33,734	70,719,620
O’Reilly Automotive, Inc.(a)	50,600	35,735,238
Ross Stores, Inc.	292,901	33,472,727
Total		139,927,585
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.1%
Hanesbrands, Inc.	541,200	9,048,864
Tapestry, Inc.	622,400	25,269,440
Under Armour, Inc., Class A(a)	782,800	16,587,532
Total		50,905,836
Total Consumer Discretionary		569,294,956
Consumer Staples 6.0%
Food & Staples Retailing 0.6%
Kroger Co. (The)	680,078	30,780,330
Food Products 1.2%
Tyson Foods, Inc., Class A	630,254	54,932,939
Household Products 1.8%
Procter & Gamble Co. (The)	529,088	86,548,215
Tobacco 2.4%
Altria Group, Inc.	1,641,713	77,800,779
Philip Morris International, Inc.	360,264	34,225,080
Total		112,025,859
Total Consumer Staples		284,287,343
Energy 2.3%
Oil, Gas & Consumable Fuels 2.3%
EOG Resources, Inc.	681,513	60,538,800
Exxon Mobil Corp.	530,700	32,473,533
Kinder Morgan, Inc.	838,213	13,294,058
Total		106,306,391
Total Energy		106,306,391
Financials 10.2%
Banks 1.7%
Bank of America Corp.	138,300	6,152,967
Citigroup, Inc.	1,210,595	73,107,832
Total		79,260,799
Capital Markets 3.3%
Goldman Sachs Group, Inc. (The)	104,244	39,878,542
Morgan Stanley	466,008	45,743,345
S&P Global, Inc.	15,433	7,283,296
T. Rowe Price Group, Inc.	324,410	63,791,983
Total		156,697,166
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 2.3%
Capital One Financial Corp.	548,801	79,625,537
Discover Financial Services	261,500	30,218,940
Total		109,844,477
Diversified Financial Services 0.3%
Voya Financial, Inc.	176,200	11,683,822
Insurance 2.6%
Allstate Corp. (The)	418,267	49,209,112
Marsh & McLennan Companies, Inc.	264,200	45,923,244
MetLife, Inc.	421,173	26,319,101
Total		121,451,457
Total Financials		478,937,721
Health Care 13.5%
Biotechnology 1.8%
AbbVie, Inc.	239,845	32,475,013
Amgen, Inc.	15,424	3,469,937
BioMarin Pharmaceutical, Inc.(a)	133,640	11,807,094
Regeneron Pharmaceuticals, Inc.(a)	24,210	15,289,099
Vertex Pharmaceuticals, Inc.(a)	98,969	21,733,593
Total		84,774,736
Health Care Equipment & Supplies 1.6%
Abbott Laboratories	521,224	73,357,066
Health Care Providers & Services 2.3%
Anthem, Inc.	23,908	11,082,314
CVS Health Corp.	212,132	21,883,537
Humana, Inc.	52,726	24,457,482
McKesson Corp.	210,524	52,329,951
Total		109,753,284
Life Sciences Tools & Services 1.8%
IQVIA Holdings, Inc.(a)	302,554	85,362,586
Pharmaceuticals 6.0%
Bristol-Myers Squibb Co.	1,463,195	91,230,208
Johnson & Johnson	368,506	63,040,322
Pfizer, Inc.	2,205,743	130,249,124
Total		284,519,654
Total Health Care		637,767,326
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 7.8%
Aerospace & Defense 1.1%
General Dynamics Corp.	208,200	43,403,454
Textron, Inc.	139,000	10,730,800
Total		54,134,254
Air Freight & Logistics 1.4%
United Parcel Service, Inc., Class B	310,512	66,555,142
Airlines 0.2%
Delta Air Lines, Inc.(a)	107,179	4,188,555
Southwest Airlines Co.(a)	99,029	4,242,403
Total		8,430,958
Commercial Services & Supplies 0.2%
Republic Services, Inc.	56,900	7,934,705
Electrical Equipment 1.6%
Emerson Electric Co.	835,458	77,672,530
Machinery 1.8%
Otis Worldwide Corp.	310,600	27,043,942
Snap-On, Inc.	269,502	58,045,341
Total		85,089,283
Professional Services 0.7%
Robert Half International, Inc.	145,232	16,196,273
Verisk Analytics, Inc.	74,900	17,131,877
Total		33,328,150
Road & Rail 0.8%
Norfolk Southern Corp.	121,940	36,302,757
Total Industrials		369,447,779
Information Technology 29.2%
Communications Equipment 2.1%
Cisco Systems, Inc.	1,551,016	98,287,884
IT Services 3.0%
Accenture PLC, Class A	243,797	101,066,046
MasterCard, Inc., Class A	73,651	26,464,277
VeriSign, Inc.(a)	54,692	13,881,924
Total		141,412,247

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.7%
Advanced Micro Devices, Inc.(a)	705,721	101,553,252
Broadcom, Inc.	161,488	107,455,730
QUALCOMM, Inc.	287,912	52,650,468
Texas Instruments, Inc.	49,300	9,291,571
Total		270,951,021
Software 11.4%
Adobe, Inc.(a)	149,360	84,696,082
Autodesk, Inc.(a)	241,520	67,913,009
Fortinet, Inc.(a)	236,339	84,940,236
Microsoft Corp.	887,913	298,622,900
Total		536,172,227
Technology Hardware, Storage & Peripherals 7.0%
Apple, Inc.(b)	1,851,711	328,808,322
Total Information Technology		1,375,631,701
Materials 2.2%
Chemicals 1.4%
Dow, Inc.	1,156,531	65,598,439
Containers & Packaging 0.2%
International Paper Co.	176,998	8,315,366
Metals & Mining 0.6%
Nucor Corp.	246,647	28,154,755
Total Materials		102,068,560
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 3.0%
Public Storage	114,178	42,766,512
Simon Property Group, Inc.	92,538	14,784,796
Weyerhaeuser Co.	2,078,190	85,579,864
Total		143,131,172
Total Real Estate		143,131,172
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.1%
Electric Utilities 2.1%
Duke Energy Corp.	199,550	20,932,795
Evergy, Inc.	440,292	30,208,434
NRG Energy, Inc.	1,099,588	47,370,251
Total		98,511,480
Total Utilities		98,511,480
Total Common Stocks (Cost $3,291,083,894)		4,649,383,804

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(c),(d)	65,309,230	65,296,168
Total Money Market Funds (Cost $65,296,168)		65,296,168
Total Investments in Securities (Cost: $3,356,380,062)		4,714,679,972
Other Assets & Liabilities, Net		(6,166,934)
Net Assets		4,708,513,038

At December 31, 2021, securities and/or cash totaling $8,292,519 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	296	03/2022	USD	70,425,800	1,919,287	—
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	79,402,628	417,010,710	(431,117,170)	—	65,296,168	(2,035)	47,086	65,309,230
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	483,999,375	—	—	483,999,375
Consumer Discretionary	569,294,956	—	—	569,294,956
Consumer Staples	284,287,343	—	—	284,287,343
Energy	106,306,391	—	—	106,306,391
Financials	478,937,721	—	—	478,937,721
Health Care	637,767,326	—	—	637,767,326
Industrials	369,447,779	—	—	369,447,779
Information Technology	1,375,631,701	—	—	1,375,631,701
Materials	102,068,560	—	—	102,068,560
Real Estate	143,131,172	—	—	143,131,172
Utilities	98,511,480	—	—	98,511,480
Total Common Stocks	4,649,383,804	—	—	4,649,383,804
Money Market Funds	65,296,168	—	—	65,296,168
Total Investments in Securities	4,714,679,972	—	—	4,714,679,972
Investments in Derivatives
Asset
Futures Contracts	1,919,287	—	—	1,919,287
Total	4,716,599,259	—	—	4,716,599,259
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,291,083,894)	$4,649,383,804
Affiliated issuers (cost $65,296,168)	65,296,168
Receivable for:
Capital shares sold	4,331
Dividends	2,766,969
Variation margin for futures contracts	12,128
Prepaid expenses	38,680
Total assets	4,717,502,080
Liabilities
Payable for:
Capital shares purchased	8,264,586
Variation margin for futures contracts	237,187
Management services fees	82,503
Distribution and/or service fees	5,678
Service fees	80,366
Compensation of board members	280,181
Compensation of chief compliance officer	824
Other expenses	37,717
Total liabilities	8,989,042
Net assets applicable to outstanding capital stock	$4,708,513,038
Represented by
Trust capital	$4,708,513,038
Total - representing net assets applicable to outstanding capital stock	$4,708,513,038
Class 1
Net assets	$3,111,300,307
Shares outstanding	35,103,399
Net asset value per share	$88.63
Class 2
Net assets	$54,906,243
Shares outstanding	637,588
Net asset value per share	$86.12
Class 3
Net assets	$1,542,306,488
Shares outstanding	17,663,878
Net asset value per share	$87.31
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	13

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$74,937,292
Dividends — affiliated issuers	47,086
Total income	74,984,378
Expenses:
Management services fees	29,245,732
Distribution and/or service fees
Class 2	120,896
Class 3	1,786,905
Service fees	891,613
Compensation of board members	121,180
Custodian fees	30,819
Printing and postage fees	105,561
Audit fees	29,500
Legal fees	50,996
Interest on collateral	4,128
Compensation of chief compliance officer	734
Other	90,080
Total expenses	32,478,144
Net investment income	42,506,234
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,026,862,660
Investments — affiliated issuers	(2,035)
Futures contracts	20,814,396
Net realized gain	1,047,675,021
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	204,869,566
Futures contracts	(597,884)
Net change in unrealized appreciation (depreciation)	204,271,682
Net realized and unrealized gain	1,251,946,703
Net increase in net assets resulting from operations	$1,294,452,937
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$42,506,234	$63,810,156
Net realized gain	1,047,675,021	424,606,198
Net change in unrealized appreciation (depreciation)	204,271,682	167,522,286
Net increase in net assets resulting from operations	1,294,452,937	655,938,640
Decrease in net assets from capital stock activity	(1,627,511,802)	(1,204,268,950)
Total decrease in net assets	(333,058,865)	(548,330,310)
Net assets at beginning of year	5,041,571,903	5,589,902,213
Net assets at end of year	$4,708,513,038	$5,041,571,903

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	157,955	12,007,746	1,781,125	94,242,538
Redemptions	(20,676,360)	(1,495,894,104)	(19,487,540)	(1,165,912,378)
Net decrease	(20,518,405)	(1,483,886,358)	(17,706,415)	(1,071,669,840)
Class 2
Subscriptions	75,216	5,837,666	54,545	2,995,049
Redemptions	(74,199)	(5,692,992)	(106,832)	(6,089,581)
Net increase (decrease)	1,017	144,674	(52,287)	(3,094,532)
Class 3
Subscriptions	16,044	1,225,611	5,640	283,752
Redemptions	(1,884,721)	(144,995,729)	(2,280,577)	(129,788,330)
Net decrease	(1,868,677)	(143,770,118)	(2,274,937)	(129,504,578)
Total net decrease	(22,386,065)	(1,627,511,802)	(20,033,639)	(1,204,268,950)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$66.77	0.75	21.11	21.86
Year Ended 12/31/2020	$58.51	0.79	7.47	8.26
Year Ended 12/31/2019	$46.89	0.76	10.86	11.62
Year Ended 12/31/2018	$48.64	0.72	(2.47)	(1.75)
Year Ended 12/31/2017	$39.11	0.77	8.76	9.53
Class 2
Year Ended 12/31/2021	$65.04	0.55	20.53	21.08
Year Ended 12/31/2020	$57.13	0.63	7.28	7.91
Year Ended 12/31/2019	$45.90	0.61	10.62	11.23
Year Ended 12/31/2018	$47.74	0.60	(2.44)	(1.84)
Year Ended 12/31/2017	$38.48	0.65	8.61	9.26
Class 3
Year Ended 12/31/2021	$65.86	0.65	20.80	21.45
Year Ended 12/31/2020	$57.78	0.71	7.37	8.08
Year Ended 12/31/2019	$46.36	0.68	10.74	11.42
Year Ended 12/31/2018	$48.16	0.65	(2.45)	(1.80)
Year Ended 12/31/2017	$38.77	0.71	8.68	9.39

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$88.63	32.74%	0.67%(c)	0.67%(c)	0.96%	58%	$3,111,300
Year Ended 12/31/2020	$66.77	14.12%	0.66%	0.66%	1.36%	74%	$3,713,795
Year Ended 12/31/2019	$58.51	24.78%	0.66%	0.66%	1.41%	69%	$4,290,429
Year Ended 12/31/2018	$46.89	(3.60%)	0.66%	0.66%	1.42%	74%	$3,650,498
Year Ended 12/31/2017	$48.64	24.37%	0.68%	0.68%	1.79%	69%	$4,219,124
Class 2
Year Ended 12/31/2021	$86.12	32.41%	0.92%(c)	0.92%(c)	0.73%	58%	$54,906
Year Ended 12/31/2020	$65.04	13.85%	0.91%	0.91%	1.12%	74%	$41,400
Year Ended 12/31/2019	$57.13	24.46%	0.91%	0.91%	1.17%	69%	$39,356
Year Ended 12/31/2018	$45.90	(3.85%)	0.91%	0.91%	1.21%	74%	$28,322
Year Ended 12/31/2017	$47.74	24.07%	0.93%	0.93%	1.54%	69%	$23,671
Class 3
Year Ended 12/31/2021	$87.31	32.57%	0.79%(c)	0.79%(c)	0.85%	58%	$1,542,306
Year Ended 12/31/2020	$65.86	13.98%	0.79%	0.79%	1.24%	74%	$1,286,377
Year Ended 12/31/2019	$57.78	24.63%	0.78%	0.78%	1.29%	69%	$1,260,116
Year Ended 12/31/2018	$46.36	(3.74%)	0.78%	0.78%	1.29%	74%	$1,139,339
Year Ended 12/31/2017	$48.16	24.22%	0.81%	0.81%	1.67%	69%	$1,328,984
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Disciplined Core Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
20	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,919,287*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	20,814,396

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(597,884)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	77,654,515

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
22	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended December 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	378,963,992	144,866,911
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.69%
Class 2	0.94
Class 3	0.815
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,618,715,102 and $4,160,342,848, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
24	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Disciplined Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Disciplined Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	27

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
28	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
30	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
32	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2021	33

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Columbia Variable Portfolio – Disciplined Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
S-2005 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Select Large Cap Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Large Cap Equity Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2018
Tiffany Wade
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	Life
Class 1	01/04/18	29.37	16.53
Class 2	01/04/18	29.11	16.25
S&P 500 Index		28.71	17.14
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (January 04, 2018 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	99.9
Money Market Funds	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	8.8
Consumer Discretionary	13.1
Consumer Staples	5.5
Energy	1.7
Financials	11.2
Health Care	13.8
Industrials	9.8
Information Technology	31.6
Real Estate	1.8
Utilities	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 29.11%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 28.71% during the period.
Market overview
U.S. equities and most notably large-cap stocks posted strong gains in 2021. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to high inflation, leading to increased market volatility. Nonetheless, the major large-cap indexes ended the year at or near all-time highs, with information technology and communication services stocks the key drivers of market performance.
The Fund’s notable contributors during the period
•	Positive contributions to the Fund’s performance were led by selections within information technology and communication services.
•	Within information technology, a number of semiconductor names were leading positive contributors, including Applied Materials, Nvidia, Broadcom and NXP.
○	The segment continued to be supported by the work-from-home trend and a shift in workloads to the cloud as demand from data centers remained strong. In addition, demand was strong from the communications, gaming and automobile end markets.
○	Shortages of semiconductors emerged during the year due to supply chain constraints, which hampered some end market sales but also elongated the demand cycle and contributed to strong pricing. In addition, several semiconductor companies have announced plans to increase manufacturing spending, which was particularly supportive for Applied Materials.
•	Outside of semiconductors, financial services and accounting software firm Intuit reported strong results throughout the year, demonstrating accelerating revenue growth and good margin expansion. We think the company’s transition to a small/medium business and consumer financial services platform continues to progress and is underappreciated by investors. Recent acquisitions of CreditKarma and MailChimp add to the company’s platform offerings and we believe should continue to deliver upside to estimates.
•	Positive contributions within communication services were highlighted by Alphabet. The Google parent experienced growth in advertising revenue driven by the broader acceleration in digital advertising in the wake of COVID-19, along with improving margins. Alphabet has continued to show impressive growth in YouTube advertising and the cloud services business as well.
•	Another leading contributor came from within real estate, as Extra Space Storage posted strong results and raised guidance based on high occupancy rates and strong pricing increases. We believe, a benign outlook for market capacity growth combined with Extra Space Storage’s below-management target leverage levels positions the company well to continue strong organic and inorganic (i.e., via acquisition) growth.
The Fund’s notable detractors during the period
•	Stock selection within consumer discretionary and financials weighed most heavily on return.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	On the downside, within consumer discretionary, retailer Gap saw supply chain constraints and COVID-related manufacturing facility shutdowns negatively impact results. Concerns around a potential softening in demand also weighed on the stock as first the Delta and then the Omicron variants took hold. We exited the position during the year.
•	Shares of Amazon lagged relative to the strong overall market performance seen in the year. After a very strong 2020 for both the retail and cloud businesses, the company faced tough comparisons. In addition, this year Amazon has been investing heavily to meet the surge in demand, which has weighed on margins. As with prior investment cycles, we believe Amazon’s elevated investment will leave the company even better positioned to continue to grow and take market share.
•	Within financials, Allstate has seen results for its auto insurance business pressured by a recovery in miles driven along with higher used vehicle prices and repair costs, which have led to a period of margin compression as it takes time for pricing increases to catch up. We believe the company is much better positioned to maintain and capture additional market share relative to past difficult stretches for the auto insurance industry.
•	Within health care, shares of medical equipment manufacturer Medtronic came under pressure during the year as a slow recovery in elective surgeries weighed on revenue growth while Delta and Omicron raised concerns around further surgery delays. In addition, the company experienced delays in several key product launches. We sold the position during the year.
•	Similarly, Exact Sciences experienced slowing growth for its key product Cologuard given fewer patient and sales representative visits to doctors’ offices. In addition, the company faces the prospect of increased competition for Cologuard and its other products. We exited the position during the period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,108.40	1,021.88	3.51	3.36	0.66
Class 2	1,000.00	1,000.00	1,107.50	1,020.62	4.83	4.63	0.91
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.5%
Issuer	Shares	Value ($)
Communication Services 8.8%
Entertainment 1.3%
Electronic Arts, Inc.	389,191	51,334,293
Interactive Media & Services 5.7%
Alphabet, Inc., Class C(a)	78,289	226,536,267
Media 1.8%
Comcast Corp., Class A	1,411,538	71,042,708
Total Communication Services		348,913,268
Consumer Discretionary 13.1%
Auto Components 1.1%
Aptiv PLC(a)	255,992	42,225,880
Automobiles 1.1%
General Motors Co.(a)	736,144	43,160,123
Internet & Direct Marketing Retail 4.6%
Amazon.com, Inc.(a)	54,355	181,238,051
Multiline Retail 1.4%
Target Corp.	233,527	54,047,489
Specialty Retail 4.9%
Home Depot, Inc. (The)	208,111	86,368,146
TJX Companies, Inc. (The)	743,074	56,414,178
Ulta Beauty, Inc.(a)	129,877	53,553,482
Total		196,335,806
Total Consumer Discretionary		517,007,349
Consumer Staples 5.4%
Food Products 1.5%
Mondelez International, Inc., Class A	900,822	59,733,507
Household Products 2.5%
Procter & Gamble Co. (The)	598,614	97,921,278
Tobacco 1.4%
Philip Morris International, Inc.	605,112	57,485,640
Total Consumer Staples		215,140,425
Energy 1.7%
Oil, Gas & Consumable Fuels 1.7%
ConocoPhillips Co.	933,146	67,354,478
Total Energy		67,354,478
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 11.1%
Banks 3.2%
Bank of America Corp.	2,061,200	91,702,788
Popular, Inc.	419,947	34,452,452
Total		126,155,240
Capital Markets 6.5%
Charles Schwab Corp. (The)	658,550	55,384,055
Morgan Stanley	716,649	70,346,266
S&P Global, Inc.	152,036	71,750,349
State Street Corp.	661,516	61,520,988
Total		259,001,658
Insurance 1.4%
Allstate Corp. (The)	468,287	55,093,966
Total Financials		440,250,864
Health Care 13.7%
Biotechnology 3.0%
AbbVie, Inc.	561,146	75,979,168
BioMarin Pharmaceutical, Inc.(a)	288,779	25,513,625
Horizon Therapeutics PLC(a)	164,095	17,682,877
Total		119,175,670
Health Care Equipment & Supplies 1.6%
Stryker Corp.	233,240	62,373,041
Health Care Providers & Services 1.8%
Anthem, Inc.	154,745	71,730,498
Life Sciences Tools & Services 3.0%
Danaher Corp.	183,666	60,427,951
IQVIA Holdings, Inc.(a)	213,102	60,124,598
Total		120,552,549
Pharmaceuticals 4.3%
Eli Lilly & Co.	253,154	69,926,198
Johnson & Johnson	577,091	98,722,957
Total		168,649,155
Total Health Care		542,480,913
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
8	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 9.7%
Aerospace & Defense 1.4%
Raytheon Technologies Corp.	626,895	53,950,584
Air Freight & Logistics 1.5%
United Parcel Service, Inc., Class B	277,708	59,523,933
Building Products 1.2%
Trane Technologies PLC	237,489	47,979,903
Commercial Services & Supplies 1.2%
Cintas Corp.	105,989	46,971,145
Construction & Engineering 0.8%
MasTec, Inc.(a)	339,403	31,320,109
Electrical Equipment 1.2%
AMETEK, Inc.	331,882	48,799,929
Machinery 0.9%
AGCO Corp.	322,277	37,390,577
Road & Rail 1.5%
Union Pacific Corp.	236,983	59,703,127
Total Industrials		385,639,307
Information Technology 31.5%
Communications Equipment 2.1%
Cisco Systems, Inc.	1,338,788	84,838,995
Electronic Equipment, Instruments & Components 1.3%
TE Connectivity Ltd.	309,158	49,879,552
IT Services 2.3%
MasterCard, Inc., Class A	248,309	89,222,390
Semiconductors & Semiconductor Equipment 7.0%
Applied Materials, Inc.	353,982	55,702,608
Broadcom, Inc.	120,272	80,030,192
NVIDIA Corp.	308,504	90,734,111
NXP Semiconductors NV	220,430	50,209,545
Total		276,676,456
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 13.6%
Adobe, Inc.(a)	123,732	70,163,468
Intuit, Inc.	93,369	60,056,808
Microsoft Corp.	892,428	300,141,385
Palo Alto Networks, Inc.(a)	90,191	50,214,741
ServiceNow, Inc.(a)	89,174	57,883,735
Total		538,460,137
Technology Hardware, Storage & Peripherals 5.2%
Apple, Inc.	1,165,966	207,040,583
Total Information Technology		1,246,118,113
Real Estate 1.8%
Equity Real Estate Investment Trusts (REITS) 1.8%
Extra Space Storage, Inc.	308,202	69,878,639
Total Real Estate		69,878,639
Utilities 2.7%
Multi-Utilities 2.7%
Ameren Corp.	571,200	50,842,512
DTE Energy Co.	461,535	55,171,894
Total		106,014,406
Total Utilities		106,014,406
Total Common Stocks (Cost $2,822,325,787)		3,938,797,762

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	5,248,235	5,247,185
Total Money Market Funds (Cost $5,247,166)		5,247,185
Total Investments in Securities (Cost: $2,827,572,953)		3,944,044,947
Other Assets & Liabilities, Net		16,173,215
Net Assets		3,960,218,162

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	30,928,636	1,521,522,520	(1,547,203,683)	(288)	5,247,185	(975)	30,309	5,248,235
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	348,913,268	—	—	348,913,268
Consumer Discretionary	517,007,349	—	—	517,007,349
Consumer Staples	215,140,425	—	—	215,140,425
Energy	67,354,478	—	—	67,354,478
Financials	440,250,864	—	—	440,250,864
Health Care	542,480,913	—	—	542,480,913
Industrials	385,639,307	—	—	385,639,307
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
10	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	1,246,118,113	—	—	1,246,118,113
Real Estate	69,878,639	—	—	69,878,639
Utilities	106,014,406	—	—	106,014,406
Total Common Stocks	3,938,797,762	—	—	3,938,797,762
Money Market Funds	5,247,185	—	—	5,247,185
Total Investments in Securities	3,944,044,947	—	—	3,944,044,947
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,822,325,787)	$3,938,797,762
Affiliated issuers (cost $5,247,166)	5,247,185
Receivable for:
Investments sold	22,467,288
Dividends	3,164,076
Foreign tax reclaims	120,116
Prepaid expenses	22,338
Total assets	3,969,818,765
Liabilities
Due to custodian	35,392
Payable for:
Capital shares purchased	9,412,812
Management services fees	71,205
Compensation of board members	52,802
Compensation of chief compliance officer	711
Other expenses	27,681
Total liabilities	9,600,603
Net assets applicable to outstanding capital stock	$3,960,218,162
Represented by
Trust capital	$3,960,218,162
Total - representing net assets applicable to outstanding capital stock	$3,960,218,162
Class 1
Net assets	$3,960,213,605
Shares outstanding	215,098,776
Net asset value per share	$18.41
Class 2
Net assets	$4,557
Shares outstanding	250
Net asset value per share	$18.23
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$48,972,001
Dividends — affiliated issuers	30,309
Interfund lending	522
Foreign taxes withheld	(147,784)
Total income	48,855,048
Expenses:
Management services fees	23,456,428
Distribution and/or service fees
Class 2	10
Compensation of board members	60,948
Custodian fees	20,179
Printing and postage fees	5,645
Audit fees	29,500
Legal fees	42,665
Interest on interfund lending	83
Compensation of chief compliance officer	749
Other	27,281
Total expenses	23,643,488
Net investment income	25,211,560
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	152,249,792
Investments — affiliated issuers	(975)
Net realized gain	152,248,817
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	721,257,592
Investments — affiliated issuers	(288)
Net change in unrealized appreciation (depreciation)	721,257,304
Net realized and unrealized gain	873,506,121
Net increase in net assets resulting from operations	$898,717,681
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$25,211,560	$22,457,061
Net realized gain	152,248,817	69,762,402
Net change in unrealized appreciation (depreciation)	721,257,304	186,342,352
Net increase in net assets resulting from operations	898,717,681	278,561,815
Increase in net assets from capital stock activity	991,765,438	443,342,869
Total increase in net assets	1,890,483,119	721,904,684
Net assets at beginning of year	2,069,735,043	1,347,830,359
Net assets at end of year	$3,960,218,162	$2,069,735,043

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	95,447,317	1,434,389,211	38,091,456	517,924,683
Redemptions	(25,798,421)	(442,623,773)	(6,022,948)	(74,581,814)
Net increase	69,648,896	991,765,438	32,068,508	443,342,869
Total net increase	69,648,896	991,765,438	32,068,508	443,342,869
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

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Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$14.23	0.12	4.06	4.18
Year Ended 12/31/2020	$11.89	0.19	2.15	2.34
Year Ended 12/31/2019	$9.29	0.13	2.47	2.60
Year Ended 12/31/2018(d)	$10.00	0.13	(0.84)	(0.71)
Class 2
Year Ended 12/31/2021	$14.12	0.07	4.04	4.11
Year Ended 12/31/2020	$11.83	0.16	2.13	2.29
Year Ended 12/31/2019	$9.27	0.10	2.46	2.56
Year Ended 12/31/2018(d)	$10.00	0.09	(0.82)	(0.73)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The Fund commenced operations on January 4, 2018. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$18.41	29.37%	0.66%(c)	0.66%(c)	0.71%	60%	$3,960,214
Year Ended 12/31/2020	$14.23	19.68%	0.73%	0.69%	1.59%	65%	$2,069,732
Year Ended 12/31/2019	$11.89	27.99%	0.74%	0.69%	1.25%	59%	$1,347,827
Year Ended 12/31/2018(d)	$9.29	(7.10%)	0.75%(e)	0.69%(e)	1.27%(e)	58%	$1,070,480
Class 2
Year Ended 12/31/2021	$18.23	29.11%	0.91%(c)	0.91%(c)	0.45%	60%	$5
Year Ended 12/31/2020	$14.12	19.36%	0.97%	0.94%	1.32%	65%	$4
Year Ended 12/31/2019	$11.83	27.62%	0.97%	0.94%	0.97%	59%	$3
Year Ended 12/31/2018(d)	$9.27	(7.30%)	0.97%(e)	0.94%(e)	0.84%(e)	58%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
20	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended December 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
473,190,545	—	—
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. For the year ended December 31, 2021, there were no assets subject to the service fee.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.69%
Class 2	0.94
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,105,470,700 and $2,076,910,468, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	4,900,000	0.61	1
Lender	13,550,000	0.69	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving
22	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 and for the period January 4, 2018 (commencement of operations) through December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 and for the period January 4, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
26	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
30	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2021	31

Columbia Variable Portfolio – Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-2035 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Global Strategic Income Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Global Strategic Income Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Global Strategic Income Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with high total return through income and growth of capital.
Portfolio management
Adrian Hilton
Co-Portfolio Manager
Managed Fund since October 2020
Ryan Staszewski, CFA
Co-Portfolio Manager
Managed Fund since 2018
David Janssen, CFA
Co-Portfolio Manager
Managed Fund since March 2021
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	1.37	3.42	0.88
Class 2	05/03/10	1.03	3.17	0.64
Class 3	05/01/96	1.14	3.29	0.76
Bloomberg Global Aggregate Hedged USD Index		-1.39	3.39	3.49
Bloomberg Global Credit Hedged USD Index		-0.95	4.60	4.55
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Global Aggregate Hedged USD Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury, and it is hedged back to the US dollar. Effective August 24, 2021, the Bloomberg Barclays Global Aggregate Hedged USD Index was re-branded as the Bloomberg Global Aggregate Hedged USD Index.
The Bloomberg Global Credit Hedged USD Index measures the global investment grade local currency corporate and government-related bond markets. Effective August 24, 2021, the Bloomberg Barclays Global Credit Hedged USD Index was re-branded as the Bloomberg Global Credit Hedged USD Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Global Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2021)
AAA rating	1.9
AA rating	3.2
A rating	9.8
BBB rating	34.0
BB rating	26.0
B rating	15.7
CCC rating	3.9
CC rating	0.0(a)
Not rated	5.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
4	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2021)
Angola	0.2
Australia	0.4
Belarus	0.2
Belgium	0.5
Bermuda	1.9
Brazil	0.2
Canada	0.7
Cayman Islands	0.5
Chile	0.2
China	0.2
Colombia	1.2
Costa Rica	0.2
Denmark	0.3
Dominican Republic	1.1
Egypt	0.3
El Salvador	0.1
France	1.2
Germany	3.2
Ghana	0.3
Greece	0.1
Guatemala	0.2
India	1.1
Indonesia	1.4
Ireland	0.4
Isle of Man	0.3
Italy	0.7
Ivory Coast	0.5
Jersey	0.2
Kazakhstan	0.4
Liberia	0.2
Luxembourg	1.0
Malaysia	0.2
Mauritius	0.5
Mexico	1.2
Netherlands	2.8
Panama	0.7
Paraguay	0.2
Country breakdown (%) (at December 31, 2021)
Poland	0.2
Qatar	1.2
Romania	0.4
Russian Federation	0.2
Saudi Arabia	1.0
South Africa	0.2
Spain	0.4
Sweden	1.3
Switzerland	0.5
Turkey	0.7
Ukraine	0.3
United Arab Emirates	1.0
United Kingdom	8.0
United States(a)	58.9
Virgin Islands	0.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2021, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	20.7	(44.1)	(23.4)
Foreign Currency Derivative Contracts	—	(76.6)	(76.6)
Total Notional Market Value of Derivative Contracts	20.7	(120.7)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 1.03%. The Fund outperformed its benchmark, the Bloomberg Global Aggregate Hedged USD Index, which returned -1.39% for the same period. The Fund also outperformed its secondary benchmark, the Bloomberg Global Credit Hedged USD Index, which returned -0.95% for the same period.
Market overview
2021 ended up being a weak year for fixed-income markets, with most sectors within the benchmark posting negative returns for the year, although the out-of-benchmark sectors of high-yield corporate bonds and bank loans had relatively stronger performance. Such broad underperformance was primarily driven by the rise in global interest rates.
The volatility in interest rates began after the Democrats swept the Georgia runoff U.S. Senate elections on January 5, 2021, which resulted in the Democrats holding a majority in the House and Senate as well as the Presidency. This led to expectations of larger government spending programs, sending the 10-year U.S. Treasury yield up from 0.90% at the beginning of the calendar year to 1.74% at the end of March 2021. The 10-year U.S. Treasury yield peaked there, trading between 1.60% and 1.20% for most of the rest of the calendar year. Another important development for interest rates in 2021 was an increase in realized inflation, beginning in March but accelerating throughout the year. Inflation readings were above 5% through the entire second half of the year, which compared to the U.S. Federal Reserve’s (Fed) target rate of 2%. In the fourth quarter, partially driven by higher than anticipated inflation, the Fed began to signal a sooner start to the hiking cycle and a faster pace of interest rate hikes than it had previously indicated, sending yields at the front, or short-term, end of the U.S. Treasury yield curve up steadily as the market began pricing in this tightening of monetary policy.
Credit assets rallied to begin the annual period on the improved economic picture that came with the rollout of COVID-19 vaccines, and fiscal stimulus helped lower spreads, or yield differentials to duration-adjusted U.S. Treasuries. Throughout the year, even as new variants of COVID-19 emerged, there were only modest sell-offs in credit that quickly rebounded. Two important themes in corporate credit in 2021 were the strength of “rebound” sectors that stood to benefit as consumer behavior returned closer to normal and “rising stars,” which are companies on track to return to investment-grade status.
The Fund’s notable contributors during the period
•	Positioning in U.S. high-yield corporate bonds and emerging markets debt contributed most positively to the Fund’s performance during the annual period.
○	The Fund began the annual period with a diversified exposure to credit sectors, as most valuations, in our view, were fair to attractive at the start of the calendar year.
○	High-yield corporate bond returns within the Fund benefited from a bias toward “rising star” credits, which performed well.
○	Elsewhere in corporate credit, positioning in emerging markets and European investment-grade corporate bonds contributed positively to relative results.
•	Among structured securities, positioning in agency securities, asset-backed securities, commercial mortgage-backed securities and non-agency residential mortgage-backed securities all added value.
•	The Fund’s duration, which was shorter than that of the benchmark, was a notable driver of outperformance, as interest rates rose during the annual period. We maintained the Fund’s relatively shorter duration for most of the year but reduced it somewhat at the end of the year as interest rates had already risen significantly. Duration is a measure of a fund’s sensitivity to changes in interest rates.
The Fund’s notable detractors during the period
•	Yield curve positioning detracted from performance, attributable primarily to the fourth quarter, as the Fund was overweight the front end of the spectrum of maturities, where yields rose more than they rose for longer term maturities during the annual period.
•	There were no other notable detractors during the annual period.
6	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
Derivatives usage
The Fund utilized U.S. Treasury futures, German bund futures and European government bond, or gilt, futures to manage and adjust its duration positioning. The Fund used CMBX (which track the commercial mortgage-backed securities market), CDX (a U.S. high-yield credit default swap index) and European credit default swap indices to hedge its credit exposure and, at times, create a synthetic long exposure. The Fund also used currency forwards and swaptions to maintain and modify target duration, yield curve, credit and currency positioning. These derivative instruments were used for hedging and investing purposes, and they overall had a positive impact on the Fund’s performance during the annual period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	998.90	1,022.13	3.07	3.11	0.61
Class 2	1,000.00	1,000.00	997.70	1,020.87	4.33	4.38	0.86
Class 3	1,000.00	1,000.00	997.70	1,021.48	3.73	3.77	0.74
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 4.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Cayman Islands 0.5%
Octagon Investment Partners Ltd.(a),(b)
Series 2018-18A Class A2
3-month USD LIBOR + 1.470% 04/16/2031	1.592%		500,000	496,871
United States 3.5%
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class E
08/17/2026	3.440%		300,000	307,893
Exeter Automobile Receivables Trust(a)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%		600,000	590,583
FREED ABS Trust(a)
Subordinated Series 2021-1CP Class B
03/20/2028	1.410%		700,000	699,466
Marlette Funding Trust(a)
Series 2021-1A Class D
06/16/2031	2.470%		400,000	398,832
RR 3 Ltd.(a),(b)
Series 2014-14A Class A1R2
3-month USD LIBOR + 1.090% Floor 1.090% 01/15/2030	1.214%		250,000	250,006
Upstart Pass-Through Trust(a)
Series 2021-ST6 Class A
08/20/2027	1.850%		665,471	659,821
Upstart Securitization Trust(a)
Subordinated Series 2019-1 Class C
04/20/2026	5.130%		88,404	88,664
Westlake Automobile Receivables Trust(a)
Series 2020-3A Class E
06/15/2026	3.340%		600,000	607,620
Total				3,602,885
Total Asset-Backed Securities — Non-Agency (Cost $4,099,188)				4,099,756

Commercial Mortgage-Backed Securities - Non-Agency(c) 4.9%

United Kingdom 0.5%
Tesco Property Finance 3 PLC(a)
04/13/2040	5.744%	GBP	277,303	483,106
United States 4.4%
BAMLL Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2018-DSNY Class D
1-month USD LIBOR + 1.700% Floor 1.700% 09/15/2034	1.810%		500,000	496,239
Commercial Mortgage-Backed Securities - Non-Agency(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	600,000	632,848
BX Trust(a),(d)
Subordinated Series 2019-OC11 Class D
12/09/2041	3.944%	500,000	515,066
CALI Mortgage Trust(a),(d)
Series 2019-101C Class F
03/10/2039	4.324%	300,000	273,517
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.741% 11/15/2036	3.851%	100,000	99,940
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	750,000	667,464
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	260,000	199,590
CSMC Trust(a),(d)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.283%	300,000	264,966
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	550,000	550,072
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%	500,000	501,719
Series 2020-SFR1 Class F
04/17/2037	3.431%	100,000	100,537
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	200,000	199,986
Total			4,501,944
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $4,886,610)			4,985,050

Convertible Bonds 0.0%

United States 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	48,000	45,434
Total Convertible Bonds (Cost $45,349)			45,434

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) 58.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Australia 0.4%
APT Pipelines Ltd.(a)
07/15/2030	2.000%	EUR	300,000	361,482
Belgium 0.5%
Anheuser-Busch InBev SA/NV(a)
04/02/2040	3.700%	EUR	150,000	227,154
House of Finance NV (The)(a)
07/15/2026	4.375%	EUR	100,000	115,235
Solvay SA(e)
12/31/2049	2.500%	EUR	100,000	116,121
Total				458,510
Bermuda 1.0%
Bacardi Ltd.(a)
07/03/2023	2.750%	EUR	450,000	532,178
05/15/2048	5.300%		345,000	453,692
Total				985,870
Canada 0.6%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%		24,000	24,928
01/15/2028	3.875%		53,000	53,662
Air Canada(a)
08/15/2026	3.875%		35,000	35,788
Bausch Health Companies, Inc.(a)
06/01/2028	4.875%		12,000	12,312
Bombardier, Inc.(a)
04/15/2027	7.875%		50,000	51,850
Clarios Global LP(a)
05/15/2025	6.750%		10,000	10,491
GFL Environmental, Inc.(a)
06/01/2025	4.250%		15,000	15,431
08/01/2025	3.750%		30,000	30,423
12/15/2026	5.125%		17,000	17,723
08/01/2028	4.000%		41,000	40,236
06/15/2029	4.750%		39,000	39,283
08/15/2029	4.375%		2,000	1,982
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%		23,000	23,010
04/01/2029	6.125%		37,000	39,239
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%		51,000	54,068
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%		41,000	41,052
Videotron Ltd.(a)
06/15/2029	3.625%		170,000	171,752
Total				663,230
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Cayman Islands 0.0%
Global Aircraft Leasing Co., Ltd.(a),(f)
09/15/2024	6.500%		22,565	21,796
China 0.2%
JD.com, Inc.
01/14/2030	3.375%		200,000	208,734
Denmark 0.3%
Danske Bank A/S(a),(e)
Subordinated
05/15/2031	1.000%	EUR	100,000	113,239
Nykredit Realkredit AS(a)
01/17/2028	0.375%	EUR	200,000	222,131
Total				335,370
France 1.0%
Altice France SA(a)
02/01/2027	8.125%		28,000	29,856
01/15/2028	5.500%		41,000	40,644
07/15/2029	5.125%		39,000	38,046
10/15/2029	5.500%		16,000	15,840
Cab SELAS(a)
02/01/2028	3.375%	EUR	100,000	113,704
Casino Guichard Perrachon SA(a)
01/15/2026	6.625%	EUR	100,000	114,896
Elis SA(a)
04/11/2024	1.750%	EUR	100,000	116,077
Faurecia SE(a)
06/15/2027	2.375%	EUR	100,000	114,135
Foncia Management SASU(a)
03/31/2028	3.375%	EUR	100,000	111,902
Iliad Holding SAS(a)
10/15/2026	6.500%		30,000	31,543
10/15/2028	7.000%		19,000	19,993
Iqera Group SAS(a)
09/30/2024	4.250%	EUR	100,000	113,799
Rexel SA(a)
06/15/2028	2.125%	EUR	100,000	114,826
Total				975,261
Germany 2.6%
ADLER Real Estate AG(a)
02/06/2024	2.125%	EUR	100,000	104,871
Aroundtown SA(a)
01/31/2028	1.625%	EUR	300,000	354,171
Bayer AG(a)
01/06/2030	1.125%	EUR	300,000	349,767

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Cheplapharm Arzneimittel GmbH(a)
02/11/2027	3.500%	EUR	100,000	115,758
Commerzbank AG(a)
12/04/2026	0.500%	EUR	350,000	401,984
Deutsche Bank AG(a),(e)
11/19/2030	1.750%	EUR	100,000	118,298
Deutsche Lufthansa AG(a)
02/11/2025	2.875%	EUR	100,000	114,197
Gruenenthal GmbH(a)
11/15/2026	3.625%	EUR	100,000	116,867
INEOS Styrolution Group GmbH(a)
01/16/2027	2.250%	EUR	100,000	110,819
Mahle GmbH(a)
05/14/2028	2.375%	EUR	100,000	110,654
Novelis Sheet Ingot GmbH(a)
04/15/2029	3.375%	EUR	100,000	116,924
PCF GmbH(a)
04/15/2026	4.750%	EUR	100,000	117,466
Platin 1426 GmbH(a)
06/15/2023	5.375%	EUR	100,000	113,710
Schaeffler AG(a)
10/12/2028	3.375%	EUR	100,000	126,868
Techem Verwaltungsgesellschaft 674 mbH(a)
07/30/2026	6.000%	EUR	87,920	103,001
TK Elevator Midco GmbH(a)
07/15/2027	4.375%	EUR	100,000	117,639
TUI Cruises GmbH(a)
05/15/2026	6.500%	EUR	100,000	112,916
Total				2,705,910
Greece 0.1%
Crystal Almond Sarl(a)
10/15/2024	4.250%	EUR	100,000	116,039
India 0.7%
Adani Ports & Special Economic Zone Ltd.(a)
07/30/2027	4.000%		400,000	412,172
GMR Hyderabad International Airport Ltd.(a)
10/27/2027	4.250%		300,000	290,492
Total				702,664
Ireland 0.3%
AIB Group PLC(a),(e)
Subordinated
05/30/2031	2.875%	EUR	120,000	144,101
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2027	5.250%		59,000	59,454
08/15/2027	5.250%		8,000	8,079
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
eircom Finance DAC(a)
05/15/2026	3.500%	EUR	100,000	115,577
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%		14,000	14,225
06/30/2028	6.000%		19,000	14,182
Total				355,618
Isle of Man 0.3%
AngloGold Ashanti Holdings PLC
10/01/2030	3.750%		200,000	201,110
Playtech PLC(a)
10/12/2023	3.750%	EUR	100,000	114,736
Total				315,846
Italy 0.7%
Assicurazioni Generali SpA(a),(e)
Subordinated
06/08/2048	5.000%	EUR	100,000	136,380
Autostrade per l’Italia SpA(a)
02/01/2027	1.750%	EUR	100,000	116,977
09/26/2029	1.875%	EUR	200,000	233,682
Marcolin SpA(a)
11/15/2026	6.125%	EUR	100,000	116,023
Nexi SpA(a)
04/30/2029	2.125%	EUR	100,000	111,759
Total				714,821
Jersey 0.2%
Adient Global Holdings Ltd.(a)
08/15/2024	3.500%	EUR	100,000	115,100
Avis Budget Finance PLC(a)
05/15/2025	4.500%	EUR	100,000	116,021
Total				231,121
Liberia 0.2%
Royal Caribbean Cruises Ltd.
11/15/2022	5.250%		34,000	34,457
03/15/2028	3.700%		33,000	30,999
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%		23,000	22,331
08/31/2026	5.500%		34,000	34,570
04/01/2028	5.500%		33,000	33,475
Total				155,832
Luxembourg 0.9%
Altice Financing SA(a)
01/15/2025	2.250%	EUR	100,000	111,075

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Altice France Holding SA(a)
05/15/2027	8.000%	EUR	100,000	120,431
02/15/2028	6.000%		85,000	81,301
Cirsa Finance International Sarl(a)
12/20/2023	6.250%	EUR	84,917	97,836
Garfunkelux Holdco 3 SA(a)
11/01/2025	6.750%	EUR	100,000	118,178
Herens Holdco Sarl(a)
05/15/2028	4.750%		36,000	35,265
HSE Finance Sarl(a)
10/15/2026	5.625%	EUR	100,000	116,452
ION Trading Technologies Sarl(a)
05/15/2028	5.750%		32,000	32,965
Sani/Ikos Financial Holdings 1 Sarl(a)
12/15/2026	5.625%	EUR	100,000	115,398
SIG Combibloc PurchaseCo Sarl(a)
06/18/2025	2.125%	EUR	100,000	119,513
Total				948,414
Mauritius 0.5%
Network i2i Ltd.(a),(e)
12/31/2049	5.650%		450,000	473,577
Netherlands 2.5%
Braskem Netherlands Finance BV(a)
01/31/2050	5.875%		200,000	229,734
Clear Channel International BV(a)
08/01/2025	6.625%		30,000	31,111
Constellium SE(a)
02/15/2026	4.250%	EUR	100,000	114,764
06/15/2028	5.625%		15,000	15,754
04/15/2029	3.750%		33,000	32,486
E.ON International Finance BV(a)
06/03/2030	6.250%	GBP	315,000	565,778
Nobel Bidco BV(a)
06/15/2028	3.125%	EUR	100,000	111,212
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%		30,000	31,990
OCI NV(a)
10/15/2025	3.625%	EUR	90,000	106,090
Phoenix PIB Dutch Finance BV(a)
08/05/2025	2.375%	EUR	100,000	116,557
PPF Telecom Group BV(a)
03/27/2026	3.125%	EUR	100,000	120,791
Repsol International Finance BV(a),(e)
12/31/2049	3.750%	EUR	100,000	120,240
Stichting AK Rabobank Certificaten(a),(e)
12/31/2049	19.437%	EUR	150,000	234,926
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Telefonica Europe BV(a),(e)
12/31/2049	3.875%	EUR	100,000	120,681
Thermo Fisher Scientific Finance I BV
10/18/2041	1.625%	EUR	100,000	115,924
Trivium Packaging Finance BV(a)
08/15/2026	5.500%		25,000	26,105
08/15/2027	8.500%		23,000	24,306
United Group BV(a)
07/01/2024	4.875%	EUR	100,000	114,883
Volkswagen International Finance NV(a)
11/16/2038	4.125%	EUR	100,000	157,987
Ziggo Bond Co. BV(a)
02/28/2030	5.125%		47,000	47,356
Ziggo Bond Finance BV(a)
01/15/2027	6.000%		35,000	36,063
Ziggo BV(a)
01/15/2027	5.500%		103,000	106,085
Total				2,580,823
Panama 0.3%
Carnival Corp.(a)
02/01/2026	10.125%	EUR	100,000	128,710
03/01/2026	7.625%		43,000	45,030
03/01/2027	5.750%		67,000	66,983
08/01/2028	4.000%		50,000	49,637
05/01/2029	6.000%		40,000	39,789
Total				330,149
Poland 0.2%
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%		15,000	15,031
Canpack SA/US LLC(a)
11/15/2029	3.875%		62,000	60,503
InPost SA(a)
07/15/2027	2.250%	EUR	100,000	111,297
Total				186,831
Spain 0.4%
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%		13,000	13,121
Grifols SA(a)
11/15/2027	2.250%	EUR	100,000	113,736
NorteGas Energia Distribucion SA(a)
09/28/2027	2.065%	EUR	235,000	285,085
Total				411,942
Sweden 1.3%
Akelius Residential Property AB(a)
02/07/2025	1.750%	EUR	380,000	451,568

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Heimstaden Bostad AB(a),(e)
12/31/2049	3.375%	EUR	100,000	112,740
Sagax AB(a)
01/17/2024	2.000%	EUR	365,000	429,442
01/30/2027	1.125%	EUR	200,000	231,531
Verisure Holding AB(a)
02/15/2027	3.250%	EUR	100,000	113,556
Total				1,338,837
Switzerland 0.5%
Credit Suisse Group AG(a)
01/18/2033	0.625%	EUR	150,000	159,040
Novartis Finance SA(a),(g)
09/23/2028	0.000%	EUR	200,000	222,907
Peach Property Finance GmbH(a)
11/15/2025	4.375%	EUR	100,000	116,762
Total				498,709
United Kingdom 7.3%
B&M European Value Retail SA(a)
07/15/2025	3.625%	GBP	100,000	138,062
BAT International Finance PLC(a)
03/25/2025	2.750%	EUR	200,000	244,772
Boparan Finance PLC(a)
11/30/2025	7.625%	GBP	100,000	112,414
BP Capital Markets PLC(a),(e)
12/31/2049	3.250%	EUR	200,000	241,120
BUPA Finance PLC(a)
Subordinated
12/08/2026	5.000%	GBP	200,000	306,019
Cadent Finance PLC(a)
09/22/2024	0.625%	EUR	330,000	381,103
Co-operative Group Holdings Ltd.(a),(e)
07/08/2026	7.500%	GBP	100,000	155,852
Deuce Finco PLC(a)
06/15/2027	5.500%	GBP	100,000	134,528
DS Smith PLC(a)
07/26/2029	2.875%	GBP	270,000	379,833
GKN Holdings Ltd.(a)
09/19/2022	5.375%	GBP	275,000	382,196
HBOS PLC(e)
Subordinated
03/18/2030	4.500%	EUR	255,000	325,588
HSBC Bank PLC
Subordinated
03/24/2046	4.750%	GBP	75,000	135,807
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
HSBC Holdings PLC(e)
05/24/2032	2.804%		225,000	226,101
11/22/2032	2.871%		32,000	32,291
Imperial Brands Finance PLC(a)
02/26/2026	3.375%	EUR	425,000	533,723
INEOS Finance PLC(a)
05/01/2026	2.875%	EUR	100,000	114,867
International Game Technology PLC(a)
07/15/2024	3.500%	EUR	100,000	119,281
02/15/2025	6.500%		14,000	15,322
Jaguar Land Rover Automotive PLC(a)
01/15/2026	4.500%	EUR	100,000	118,265
Marks & Spencer PLC(a)
05/19/2026	3.750%	GBP	100,000	138,352
NCL Finance Ltd.(a)
03/15/2028	6.125%		10,000	9,895
NGG Finance PLC(a),(e)
09/05/2082	2.125%	EUR	250,000	287,531
Pinewood Finance Co., Ltd.(a)
09/30/2025	3.250%	GBP	100,000	135,560
Pinnacle Bidco PLC(a)
02/15/2025	5.500%	EUR	100,000	116,235
Royal Bank of Scotland Group PLC(a),(e)
03/02/2026	1.750%	EUR	335,000	397,536
Sky PLC(a)
09/16/2024	3.750%		800,000	852,356
TalkTalk Telecom Group PLC(a)
02/20/2025	3.875%	GBP	100,000	128,962
Travis Perkins PLC(a)
02/17/2026	3.750%	GBP	100,000	139,947
UBS AG(a)
03/31/2031	0.500%	EUR	200,000	224,034
Victoria PLC(a)
08/24/2026	3.625%	EUR	100,000	115,529
Virgin Media Finance PLC(a)
07/15/2030	5.000%		35,000	34,977
Virgin Media Secured Finance PLC(a)
04/15/2027	5.000%	GBP	100,000	139,377
05/15/2029	5.500%		33,000	34,725
Vmed O2 UK Financing I PLC(a)
01/31/2029	4.000%	GBP	100,000	132,648
01/31/2031	4.250%		56,000	54,879
07/15/2031	4.750%		65,000	66,082
Vodafone Group PLC(a),(e)
10/03/2078	4.200%	EUR	100,000	125,181

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Western Power Distribution PLC(a)
10/16/2026	3.500%	GBP	205,000	299,049
Total				7,529,999
United States 34.9%
AbbVie, Inc.
06/01/2029	2.125%	EUR	250,000	314,186
06/15/2044	4.850%		70,000	87,748
11/21/2049	4.250%		175,000	210,103
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%		6,000	6,303
04/15/2029	5.000%		9,000	9,315
AdaptHealth LLC(a)
03/01/2030	5.125%		49,000	50,115
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%		12,000	13,355
AG Issuer LLC(a)
03/01/2028	6.250%		10,000	10,394
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2028	5.875%		19,000	20,175
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2030	4.875%		26,000	28,103
Allegheny Technologies, Inc.
10/01/2029	4.875%		9,000	8,995
10/01/2031	5.125%		43,000	43,294
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%		27,000	27,077
10/15/2027	6.750%		77,000	79,887
11/01/2029	5.875%		23,000	23,418
American Airlines, Inc.(a)
07/15/2025	11.750%		27,000	33,568
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%		47,000	48,914
04/20/2029	5.750%		35,455	37,916
American Axle & Manufacturing, Inc.
03/15/2026	6.250%		33,000	33,730
04/01/2027	6.500%		2,000	2,082
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%		64,000	65,478
American Tower Corp.
08/15/2029	3.800%		53,000	57,705
09/15/2031	2.300%		14,000	13,611
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%		405,000	513,003
Apache Corp.
11/15/2025	4.625%		15,000	16,128
11/15/2027	4.875%		19,000	20,738
09/01/2040	5.100%		50,000	56,508
02/01/2042	5.250%		16,000	18,497
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
04/15/2043	4.750%		32,000	35,203
01/15/2044	4.250%		11,000	11,227
Apergy Corp.
05/01/2026	6.375%		13,000	13,539
Appalachian Power Co.
05/15/2044	4.400%		400,000	465,666
APX Group, Inc.(a)
07/15/2029	5.750%		21,000	20,790
Aramark Services, Inc.(a)
05/01/2025	6.375%		11,000	11,497
02/01/2028	5.000%		16,000	16,559
Arches Buyer, Inc.(a)
06/01/2028	4.250%		11,000	11,002
12/01/2028	6.125%		7,000	7,047
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%		26,000	27,085
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2028	2.000%	EUR	100,000	112,630
09/01/2029	4.000%		64,000	63,468
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%		14,000	14,377
Asbury Automotive Group Inc.(a)
02/15/2032	5.000%		11,000	11,364
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%		11,000	11,225
ASGN, Inc.(a)
05/15/2028	4.625%		31,000	32,159
Ashland Services BV(a)
01/30/2028	2.000%	EUR	100,000	115,847
AssuredPartners, Inc.(a)
01/15/2029	5.625%		46,000	44,917
AT&T, Inc.
09/04/2036	3.150%	EUR	100,000	135,510
09/15/2055	3.550%		262,000	262,484
12/01/2057	3.800%		534,000	556,406
Avantor Funding, Inc.(a)
07/15/2028	4.625%		35,000	36,781
11/01/2029	3.875%		66,000	66,675
Axalta Coating Systems LLC(a)
02/15/2029	3.375%		24,000	23,253
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%		14,000	14,613
Bank of America Corp.(e)
07/21/2032	2.299%		600,000	589,220

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%		35,000	35,724
11/01/2025	5.500%		37,000	37,563
04/01/2026	9.250%		35,000	37,170
01/31/2027	8.500%		72,000	76,132
01/30/2030	5.250%		20,000	17,684
02/15/2031	5.250%		36,000	31,763
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%		21,000	21,750
05/15/2029	4.125%		23,000	22,990
Becton Dickinson and Co.
06/06/2027	3.700%		333,000	363,112
Becton Dickinson Euro Finance Sarl
02/12/2036	1.213%	EUR	100,000	111,187
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%		43,000	42,856
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%		9,000	9,451
Boyd Gaming Corp.(a)
06/01/2025	8.625%		6,000	6,424
06/15/2031	4.750%		39,000	39,976
Broadcom, Inc.(a)
04/15/2034	3.469%		119,000	124,156
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%		54,000	53,006
BWAY Holding Co.(a)
04/15/2024	5.500%		44,000	44,392
BWX Technologies, Inc.(a)
06/30/2028	4.125%		25,000	25,361
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%		72,000	72,409
Callon Petroleum Co.
10/01/2024	6.125%		14,000	13,812
07/01/2026	6.375%		103,000	99,624
Callon Petroleum Co.(a)
08/01/2028	8.000%		23,000	23,480
Calpine Corp.(a)
06/01/2026	5.250%		7,000	7,182
02/01/2029	4.625%		5,000	4,957
Camelot Finance SA(a)
11/01/2026	4.500%		21,000	21,770
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%		8,000	8,308
03/01/2028	2.375%	EUR	100,000	113,725
02/15/2029	3.125%		10,000	9,866
04/01/2030	3.500%		20,000	19,962
CCM Merger, Inc.(a)
05/01/2026	6.375%		23,000	24,150
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	55,000	56,933
03/01/2030	4.750%	111,000	115,715
08/15/2030	4.500%	36,000	36,940
02/01/2031	4.250%	75,000	75,799
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	53,000	55,620
CDK Global, Inc.
06/01/2027	4.875%	21,000	21,835
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	42,000	43,651
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	13,000	13,872
Cengage Learning, Inc.(a)
06/15/2024	9.500%	40,000	40,505
Centene Corp.
12/15/2029	4.625%	27,000	29,138
02/15/2030	3.375%	27,000	27,578
10/15/2030	3.000%	54,000	54,946
08/01/2031	2.625%	200,000	196,745
CenturyLink, Inc.
03/15/2022	5.800%	33,000	33,313
04/01/2025	5.625%	43,000	45,491
CenturyLink, Inc.(a)
12/15/2026	5.125%	26,000	27,051
02/15/2027	4.000%	16,000	16,233
CFX Escrow Corp.(a)
02/15/2026	6.375%	9,000	9,320
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	30,000	30,288
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	10,000	10,418
03/15/2029	3.750%	13,000	13,201
03/15/2031	4.000%	10,000	10,243
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	155,000	185,122
06/30/2062	3.950%	307,000	296,626
Cheniere Energy Partners LP
10/01/2029	4.500%	8,000	8,524
03/01/2031	4.000%	24,000	25,215
Cheniere Energy Partners LP(a)
01/31/2032	3.250%	67,000	67,737
Cheniere Energy, Inc.
10/15/2028	4.625%	35,000	37,206

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	38,000	39,331
03/15/2026	8.000%	24,000	25,213
03/15/2027	5.625%	10,000	10,577
04/15/2029	6.875%	41,000	41,871
Cinemark USA, Inc.(a)
05/01/2025	8.750%	36,000	38,191
03/15/2026	5.875%	40,000	40,402
07/15/2028	5.250%	36,000	35,102
Citigroup, Inc.(e)
06/03/2031	2.572%	225,000	226,860
05/01/2032	2.561%	52,000	52,297
11/03/2032	2.520%	64,000	64,022
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	20,000	20,159
07/01/2029	4.875%	44,000	44,698
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	55,000	59,076
06/01/2029	7.500%	33,000	35,241
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	45,000	46,567
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	21,000	22,142
02/15/2031	3.750%	87,000	86,968
01/15/2032	3.750%	15,000	14,936
CMS Energy Corp.
11/15/2025	3.600%	682,000	727,088
CNX Midstream Partners LP(a)
04/15/2030	4.750%	34,000	33,914
CNX Resources Corp.(a)
03/14/2027	7.250%	37,000	39,234
01/15/2029	6.000%	25,000	26,000
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	11,000	11,498
07/01/2025	6.250%	44,000	46,216
07/01/2027	8.125%	39,000	43,168
Commercial Metals Co.
02/15/2031	3.875%	5,000	4,973
CommScope Technologies LLC(a)
06/15/2025	6.000%	29,000	29,032
Comstock Resources, Inc.(a)
03/01/2029	6.750%	20,000	21,686
01/15/2030	5.875%	12,000	12,298
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	19,000	18,873
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	66,000	67,764
05/01/2029	5.000%	12,000	12,458
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
CSC Holdings LLC(a)
02/01/2028	5.375%		66,000	68,227
01/15/2030	5.750%		23,000	22,997
12/01/2030	4.125%		92,000	89,903
12/01/2030	4.625%		41,000	38,793
02/15/2031	3.375%		36,000	33,705
CSX Corp.
11/01/2046	3.800%		205,000	232,113
CVS Health Corp.
09/15/2031	2.125%		600,000	588,107
DCP Midstream Operating LP
05/15/2029	5.125%		28,000	31,610
04/01/2044	5.600%		33,000	41,041
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%		32,000	32,761
Delta Air Lines, Inc.
01/15/2026	7.375%		29,000	34,052
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2028	4.750%		45,000	49,223
Diamond Sports Group LLC/Finance Co.(a)
08/15/2027	6.625%		22,000	6,152
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%		54,000	55,317
DISH DBS Corp.
07/01/2026	7.750%		68,000	71,829
06/01/2029	5.125%		83,000	75,520
DISH DBS Corp.(a)
12/01/2028	5.750%		81,000	81,899
DT Midstream, Inc.(a)
06/15/2029	4.125%		24,000	24,675
DTE Energy Co.
10/01/2026	2.850%		490,000	511,471
Duke Energy Corp.
09/01/2046	3.750%		345,000	369,649
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%		15,000	15,340
Element Solutions, Inc.(a)
09/01/2028	3.875%		45,000	45,558
Eli Lilly & Co.
09/14/2061	1.375%	EUR	100,000	103,921
Emera US Finance LP
06/15/2046	4.750%		620,000	736,444
Encompass Health Corp.
02/01/2028	4.500%		13,000	13,388
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%		4,000	4,231
01/30/2028	5.750%		12,000	12,800

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Endo Luxembourg Finance Co I Sarl/US, Inc.(a)
04/01/2029	6.125%		29,000	28,394
Enterprise Products Operating LLC
01/31/2060	3.950%		120,000	129,528
EQM Midstream Partners LP(a)
07/01/2025	6.000%		23,000	25,008
07/01/2027	6.500%		28,000	31,412
01/15/2029	4.500%		24,000	24,965
01/15/2031	4.750%		152,000	160,645
EQM Midstream Partners LP
07/15/2048	6.500%		65,000	78,984
EQT Corp.
10/01/2027	3.900%		41,000	44,042
01/15/2029	5.000%		21,000	23,375
EQT Corp.(e)
02/01/2030	7.500%		30,000	38,514
EQT Corp.(a)
05/15/2031	3.625%		50,000	52,172
Everi Holdings, Inc.(a)
07/15/2029	5.000%		4,000	4,058
FedEx Corp.
04/01/2046	4.550%		200,000	239,526
Fidelity National Information Services, Inc.
05/21/2027	1.500%	EUR	271,000	322,499
Fiserv, Inc.
07/01/2027	1.125%	EUR	200,000	235,392
Five Corners Funding Trust(a)
11/15/2023	4.419%		1,200,000	1,272,332
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%		31,000	32,170
Ford Motor Co.
02/12/2032	3.250%		64,000	65,520
01/15/2043	4.750%		28,000	30,945
Ford Motor Credit Co. LLC
09/08/2024	3.664%		91,000	94,696
11/13/2025	3.375%		18,000	18,677
11/25/2025	2.330%	EUR	100,000	118,395
01/08/2026	4.389%		22,000	23,676
08/17/2027	4.125%		107,000	115,507
02/16/2028	2.900%		20,000	20,094
11/13/2030	4.000%		10,000	10,754
Freeport-McMoRan, Inc.
09/01/2029	5.250%		36,000	39,357
03/15/2043	5.450%		214,000	269,025
Front Range BidCo, Inc.(a)
03/01/2027	4.000%		44,000	43,367
03/01/2028	6.125%		62,000	61,181
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Gartner, Inc.(a)
07/01/2028	4.500%		28,000	29,244
06/15/2029	3.625%		15,000	15,168
10/01/2030	3.750%		109,000	110,804
Gates Global LLC/Co.(a)
01/15/2026	6.250%		21,000	21,688
General Electric Co.(b)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	3.533%		45,000	44,469
Georgia Power Co.
03/15/2042	4.300%		195,000	223,224
Goldman Sachs Group, Inc. (The)(e)
04/22/2032	2.615%		12,000	12,061
07/21/2032	2.383%		286,000	281,628
Goldman Sachs Group, Inc. (The)(a)
03/18/2033	1.000%	EUR	150,000	167,965
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%		7,000	6,992
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%		275,000	350,822
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%		49,000	48,736
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%		39,741	41,679
HB Fuller Co.
10/15/2028	4.250%		14,000	14,421
HCA, Inc.
09/01/2028	5.625%		20,000	23,361
02/01/2029	5.875%		34,000	40,543
09/01/2030	3.500%		48,000	50,696
HealthEquity, Inc.(a)
10/01/2029	4.500%		41,000	40,700
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%		37,000	36,402
Herc Holdings, Inc.(a)
07/15/2027	5.500%		33,000	34,354
Hess Midstream Operations LP(a)
02/15/2030	4.250%		10,000	9,961
Hightower Holding LLC(a)
04/15/2029	6.750%		36,000	36,939
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%		11,000	11,711
02/01/2029	5.750%		7,000	7,211
02/01/2031	6.000%		22,000	22,793
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%		14,000	14,556

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%		36,000	36,118
HT Troplast GmbH(a)
07/15/2025	9.250%	EUR	100,000	122,482
HUB International Ltd.(a)
12/01/2029	5.625%		50,000	51,488
IAA Spinco, Inc.(a)
06/15/2027	5.500%		22,000	22,822
iHeartCommunications, Inc.
05/01/2026	6.375%		17,082	17,811
05/01/2027	8.375%		75,385	79,553
iHeartCommunications, Inc.(a)
08/15/2027	5.250%		12,000	12,479
01/15/2028	4.750%		25,000	25,368
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%		33,000	35,161
Ingevity Corp.(a)
11/01/2028	3.875%		38,000	37,055
Innophos Holdings, Inc.(a)
02/15/2028	9.375%		46,000	49,930
Inspired Entertainment Financing PLC(a)
06/01/2026	7.875%	GBP	100,000	138,234
IQVIA, Inc.(a)
01/15/2028	2.250%	EUR	100,000	114,460
IRB Holding Corp.(a)
06/15/2025	7.000%		27,000	28,560
02/15/2026	6.750%		78,000	79,607
Iris Holdings, Inc.(a),(f)
02/15/2026	8.750%		17,000	17,159
Iron Mountain, Inc.(a)
07/15/2030	5.250%		28,000	29,528
ITT Holdings LLC(a)
08/01/2029	6.500%		16,000	15,811
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%		19,000	19,436
JPMorgan Chase & Co.(a),(e)
07/25/2031	1.001%	EUR	200,000	230,744
JPMorgan Chase & Co.(e)
04/22/2032	2.580%		311,000	314,875
11/08/2032	2.545%		173,000	174,172
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%		62,000	61,039
KAR Auction Services, Inc.(a)
06/01/2025	5.125%		81,000	82,027
Kinder Morgan Energy Partners LP
03/01/2043	5.000%		105,000	122,151
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Kinder Morgan, Inc.
02/15/2046	5.050%		90,000	107,769
Kraft Heinz Foods Co.(a)
05/25/2028	2.250%	EUR	400,000	488,393
Kraft Heinz Foods Co.
06/01/2046	4.375%		505,000	592,665
L Brands, Inc.(a)
07/01/2025	9.375%		5,000	6,099
10/01/2030	6.625%		10,000	11,350
L Brands, Inc.
06/15/2029	7.500%		9,000	10,249
11/01/2035	6.875%		34,000	42,322
LABL, Inc.(a)
11/01/2028	5.875%		5,000	5,152
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%		50,000	50,670
02/01/2027	4.250%		22,000	22,134
06/15/2029	4.750%		60,000	61,516
Lamb Weston Holdings, Inc.(a)
01/31/2030	4.125%		34,000	34,927
01/31/2032	4.375%		33,000	34,046
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%		20,000	20,514
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%		10,000	10,107
Level 3 Financing, Inc.(a)
01/15/2029	3.625%		22,000	21,048
Live Nation Entertainment, Inc.(a)
05/15/2027	6.500%		30,000	32,837
10/15/2027	4.750%		15,000	15,419
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%		51,000	51,542
Madison IAQ LLC(a)
06/30/2028	4.125%		41,000	41,216
06/30/2029	5.875%		41,000	41,004
Marriott Ownership Resorts, Inc.
01/15/2028	4.750%		31,000	31,468
Marriott Ownership Resorts, Inc.(a)
06/15/2029	4.500%		10,000	10,072
Matador Resources Co.
09/15/2026	5.875%		53,000	54,380
Match Group, Inc.(a)
02/15/2029	5.625%		6,000	6,437
Mattel, Inc.(a)
04/01/2026	3.375%		14,000	14,360
04/01/2029	3.750%		43,000	44,649

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mattel, Inc.
10/01/2040	6.200%		74,000	95,835
11/01/2041	5.450%		14,000	16,709
Medtronic Global Holdings SCA
10/15/2040	1.375%	EUR	150,000	170,259
Meritage Homes Corp.(a)
04/15/2029	3.875%		181,000	190,725
MGIC Investment Corp.
08/15/2028	5.250%		5,000	5,275
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%		18,000	19,214
02/15/2029	3.875%		7,000	7,382
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%		20,000	21,411
02/01/2027	5.750%		18,000	20,410
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%		46,000	46,682
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%		50,580	54,065
Minerals Technologies, Inc.(a)
07/01/2028	5.000%		19,000	19,735
Moog, Inc.(a)
12/15/2027	4.250%		18,000	18,124
Morgan Stanley(e)
10/20/2032	2.511%		350,000	349,661
Mozart Debt Merger Sub, Inc.(a)
10/01/2029	5.250%		15,000	15,234
Nabors Industries Ltd.(a)
01/15/2026	7.250%		17,000	15,711
Navient Corp.
03/15/2028	4.875%		24,000	23,970
NCL Corp., Ltd.(a)
03/15/2026	5.875%		17,000	17,027
NCR Corp.(a)
09/01/2027	5.750%		21,000	21,954
10/01/2028	5.000%		49,000	50,493
10/01/2030	5.250%		20,000	20,584
Netflix, Inc.
04/15/2028	4.875%		56,000	63,979
11/15/2028	5.875%		17,000	20,497
05/15/2029	4.625%	EUR	100,000	142,157
05/15/2029	6.375%		3,000	3,739
Netflix, Inc.(a)
11/15/2029	5.375%		24,000	28,471
06/15/2030	4.875%		40,000	46,665
Newell Brands, Inc.
06/01/2025	4.875%		11,000	11,970
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Newfield Exploration Co.
01/01/2026	5.375%	21,000	23,304
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	28,000	30,192
NFP Corp.(a)
08/15/2028	4.875%	37,000	37,509
08/15/2028	6.875%	93,000	93,365
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	13,000	13,422
07/15/2029	4.500%	20,000	19,673
10/01/2030	5.875%	6,000	6,335
07/15/2031	4.750%	24,000	23,782
NiSource, Inc.
05/15/2047	4.375%	93,000	110,664
Northwest Fiber LLC/Finance Sub, Inc.(a)
02/15/2028	6.000%	15,000	14,742
Novelis Corp.(a)
11/15/2026	3.250%	21,000	21,234
01/30/2030	4.750%	43,000	45,311
08/15/2031	3.875%	25,000	24,878
Novolex(a)
01/15/2025	6.875%	15,000	15,015
NRG Energy, Inc.(a)
02/15/2029	3.375%	20,000	19,577
02/15/2031	3.625%	196,000	191,992
02/15/2032	3.875%	111,000	109,183
NuStar Logistics LP
10/01/2025	5.750%	18,000	19,353
06/01/2026	6.000%	17,000	18,543
04/28/2027	5.625%	46,000	48,711
10/01/2030	6.375%	14,000	15,613
Occidental Petroleum Corp.
07/15/2025	8.000%	48,000	55,792
08/15/2029	3.500%	37,000	37,980
09/01/2030	6.625%	56,000	69,321
01/01/2031	6.125%	23,000	27,918
05/01/2031	7.500%	13,000	17,096
09/15/2036	6.450%	45,000	57,377
07/15/2044	4.500%	10,000	10,297
06/15/2045	4.625%	33,000	34,320
03/15/2046	6.600%	40,000	51,916
04/15/2046	4.400%	132,000	136,228
03/15/2048	4.200%	95,000	94,985
08/15/2049	4.400%	24,000	24,392
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	30,000	29,577
10/01/2029	6.250%	13,000	12,756
Oracle Corp.
04/01/2050	3.600%	174,000	170,401
03/25/2061	4.100%	168,000	175,398

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Organon Finance 1 LLC(a)
04/30/2031	5.125%	55,000	57,457
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	5,000	5,276
02/01/2028	7.250%	17,000	18,265
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	11,000	11,256
01/15/2029	4.250%	15,000	15,019
03/15/2030	4.625%	14,000	14,006
Pacific Gas and Electric Co.
07/01/2050	4.950%	105,000	115,015
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	10,000	10,216
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	30,000	31,414
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	25,000	25,609
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	1,100,000	1,173,227
PECF USS Intermediate Holding III Corp.(a)
11/15/2029	8.000%	5,000	5,175
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	38,000	39,097
07/01/2029	4.125%	19,000	18,495
Performance Food Group, Inc.(a)
05/01/2025	6.875%	7,000	7,352
10/15/2027	5.500%	34,000	35,500
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	32,000	32,897
02/15/2029	7.750%	28,000	30,568
PG&E Corp.
07/01/2028	5.000%	25,000	26,283
07/01/2030	5.250%	18,000	18,872
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	29,000	30,619
04/15/2031	4.250%	103,000	108,245
03/01/2032	3.500%	160,000	162,245
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	475,000	506,637
Plantronics, Inc.(a)
03/01/2029	4.750%	80,000	76,267
Playtika Holding Corp.(a)
03/15/2029	4.250%	24,000	23,533
Post Holdings, Inc.(a)
03/01/2027	5.750%	41,000	42,399
01/15/2028	5.625%	12,000	12,720
04/15/2030	4.625%	67,000	67,999
09/15/2031	4.500%	48,000	47,639
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prestige Brands, Inc.(a)
01/15/2028	5.125%	14,000	14,571
04/01/2031	3.750%	15,000	14,524
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	24,000	23,795
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	57,000	58,873
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	15,000	15,071
03/01/2031	3.875%	133,000	135,496
Radian Group, Inc.
03/15/2025	6.625%	2,000	2,214
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	42,000	42,566
09/15/2028	6.500%	70,000	70,337
Radiology Partners, Inc.(a)
02/01/2028	9.250%	11,000	11,557
Real Hero Merger Sub 2, Inc.(a)
02/01/2029	6.250%	12,000	12,011
Resideo Funding, Inc.(a)
09/01/2029	4.000%	28,000	27,461
Ritchie Bros Holdings, Inc.(a)
12/15/2031	4.750%	50,000	52,169
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	17,000	17,023
09/15/2029	4.000%	19,000	18,807
Roblox Corp.(a)
05/01/2030	3.875%	33,000	33,473
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	88,000	89,178
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	23,000	23,693
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	37,000	37,561
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	7,000	7,909
09/01/2025	7.375%	12,000	12,480
Scientific Games International, Inc.(a)
07/01/2025	8.625%	28,000	29,970
10/15/2025	5.000%	34,000	34,990
03/15/2026	8.250%	72,000	75,903
05/15/2028	7.000%	13,000	13,918
11/15/2029	7.250%	18,000	20,195
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	6,000	6,031
01/15/2031	5.375%	11,000	11,208
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	39,000	40,980

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%		9,000	9,455
Select Medical Corp.(a)
08/15/2026	6.250%		39,000	41,316
Sempra Energy
06/15/2027	3.250%		260,000	274,807
Service Properties Trust
03/15/2024	4.650%		16,000	15,797
10/01/2024	4.350%		7,000	6,860
12/15/2027	5.500%		10,000	10,267
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%		38,000	38,891
04/01/2029	4.750%		4,000	4,094
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%		28,000	28,952
Silgan Holdings, Inc.
06/01/2028	2.250%	EUR	100,000	112,985
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%		19,000	18,725
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%		30,000	29,992
07/01/2030	4.125%		49,000	49,131
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%		21,000	21,224
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%		13,000	13,885
SM Energy Co.
01/15/2027	6.625%		8,000	8,295
07/15/2028	6.500%		14,000	14,575
Southern Co. (The)
07/01/2046	4.400%		220,000	259,847
Southern Co. (The)(e)
09/15/2081	1.875%	EUR	100,000	110,641
Southwestern Energy Co.
02/01/2029	5.375%		16,000	16,949
02/01/2032	4.750%		62,000	65,354
Spectrum Brands, Inc.
07/15/2025	5.750%		48,000	49,052
Spectrum Brands, Inc.(a)
10/01/2026	4.000%	EUR	100,000	116,040
Springleaf Finance Corp.
03/15/2023	5.625%		21,000	21,951
10/01/2023	8.250%		33,000	36,490
Sprint Capital Corp.
11/15/2028	6.875%		81,000	102,478
Sprint Corp.
03/01/2026	7.625%		49,000	58,756
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Square, Inc.(a)
06/01/2026	2.750%	8,000	8,033
06/01/2031	3.500%	17,000	17,512
SRS Distribution, Inc.(a)
07/01/2028	4.625%	18,000	18,148
07/01/2029	6.125%	34,000	34,633
12/01/2029	6.000%	38,000	38,227
Staples, Inc.(a)
04/15/2026	7.500%	28,000	28,757
04/15/2027	10.750%	7,000	6,594
Sunoco LP/Finance Corp.
05/15/2029	4.500%	10,000	10,165
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	11,000	11,104
04/15/2027	10.000%	19,000	20,201
Switch Ltd.(a)
06/15/2029	4.125%	19,000	19,498
Syneos Health, Inc.(a)
01/15/2029	3.625%	12,000	11,831
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	21,000	21,634
01/15/2028	5.000%	64,000	67,506
03/01/2030	5.500%	62,000	67,820
02/01/2031	4.875%	25,000	27,160
Targa Resources Partners LP/Finance Corp.(a)
01/15/2032	4.000%	147,000	153,905
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	21,000	23,409
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	240,000	308,697
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	15,000	15,556
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	28,000	29,411
02/01/2027	6.250%	54,000	55,879
11/01/2027	5.125%	74,000	77,151
06/15/2028	4.625%	10,000	10,290
10/01/2028	6.125%	67,000	70,793
01/15/2030	4.375%	35,000	35,479
Tenneco, Inc.(a)
01/15/2029	7.875%	39,000	42,306
04/15/2029	5.125%	20,000	19,714
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	25,000	26,537
01/15/2030	4.750%	28,000	29,385

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile USA, Inc.
02/15/2026	2.250%	11,000	11,013
02/15/2029	2.625%	44,000	43,310
02/15/2031	2.875%	24,000	23,695
04/15/2031	3.500%	8,000	8,328
T-Mobile USA, Inc.(a)
04/15/2031	3.500%	181,000	187,606
10/15/2052	3.400%	199,000	198,429
TransDigm, Inc.(a)
12/15/2025	8.000%	30,000	31,645
03/15/2026	6.250%	108,000	112,226
TransDigm, Inc.
06/15/2026	6.375%	16,000	16,442
11/15/2027	5.500%	40,000	41,224
01/15/2029	4.625%	29,000	28,912
05/01/2029	4.875%	29,000	29,080
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	45,000	44,519
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	14,070	13,495
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	71,652	69,134
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	39,000	37,704
Uber Technologies, Inc.(a)
05/15/2025	7.500%	38,000	40,034
01/15/2028	6.250%	20,000	21,468
08/15/2029	4.500%	109,000	111,262
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	15,000	15,187
09/30/2029	7.500%	9,000	9,136
Union Pacific Corp.
08/15/2059	3.950%	200,000	237,416
United Airlines, Inc.(a)
04/15/2026	4.375%	17,000	17,738
United Rentals North America, Inc.
07/15/2030	4.000%	13,000	13,422
01/15/2032	3.750%	15,000	15,119
US Foods, Inc.(a)
02/15/2029	4.750%	16,000	16,272
06/01/2030	4.625%	28,000	28,343
USI, Inc.(a)
05/01/2025	6.875%	15,000	15,164
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	60,000	62,455
08/15/2031	4.125%	35,000	37,345
11/01/2033	3.875%	43,000	45,174
Verizon Communications, Inc.(a)
03/15/2032	2.355%	218,000	215,012
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Verizon Communications, Inc.
03/22/2061	3.700%		205,000	221,910
Verscend Escrow Corp.(a)
08/15/2026	9.750%		47,000	49,665
VICI Properties LP/Note Co., Inc.(a)
08/15/2030	4.125%		108,000	114,333
Viking Cruises Ltd.(a)
05/15/2025	13.000%		2,000	2,263
Viking Ocean Cruises Ship VII Ltd.(a)
02/15/2029	5.625%		7,000	6,882
Vistra Operations Co. LLC(a)
09/01/2026	5.500%		14,000	14,405
02/15/2027	5.625%		48,000	49,631
07/31/2027	5.000%		11,000	11,419
05/01/2029	4.375%		24,000	24,091
VOC Escrow Ltd.(a)
02/15/2028	5.000%		8,000	7,956
Waste Pro USA, Inc.(a)
02/15/2026	5.500%		72,000	71,992
Welbilt, Inc.
02/15/2024	9.500%		16,000	16,165
Wells Fargo & Co.(a),(e)
05/04/2030	1.741%	EUR	200,000	240,789
Wells Fargo & Co.(e)
02/11/2031	2.572%		405,000	413,386
WESCO Distribution, Inc.(a)
06/15/2025	7.125%		32,000	33,891
06/15/2028	7.250%		26,000	28,588
Western Gas Partners LP
03/01/2048	5.300%		73,000	87,961
White Cap Buyer LLC(a)
10/15/2028	6.875%		32,000	33,498
Williams Companies, Inc. (The)
09/15/2045	5.100%		79,000	97,523
10/15/2051	3.500%		95,000	96,439
WR Grace Holdings LLC(a)
06/15/2027	4.875%		42,000	43,140
08/15/2029	5.625%		61,000	62,666
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%		30,000	31,021
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%		7,000	7,350
10/01/2029	5.125%		9,000	9,154
Yum! Brands, Inc.(a)
04/01/2025	7.750%		5,000	5,272
01/15/2030	4.750%		16,000	17,313

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	58,000	57,323
Total			35,834,266
Virgin Islands 0.2%
Gold Fields Orogen Holdings BVI Ltd.(a)
05/15/2024	5.125%	200,000	213,346
Total Corporate Bonds & Notes (Cost $57,653,659)			59,654,997

Foreign Government Obligations(c),(h) 15.0%

Angola 0.2%
Angolan Government International Bond(a)
11/26/2049	9.125%	200,000	191,882
Belarus 0.2%
Republic of Belarus International Bond(a)
06/29/2027	7.625%	200,000	184,078
Brazil 0.2%
Brazilian Government International Bond
01/27/2045	5.000%	200,000	187,431
Canada 0.0%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	6,000	6,292
06/01/2027	5.250%	32,000	34,128
05/15/2029	4.250%	15,000	15,043
Total			55,463
Chile 0.2%
Chile Government International Bond
01/25/2050	3.500%	200,000	207,925
Colombia 1.2%
Colombia Government International Bond
01/30/2030	3.000%	800,000	728,442
04/15/2031	3.125%	200,000	180,235
Ecopetrol SA
04/29/2030	6.875%	300,000	335,216
Total			1,243,893
Costa Rica 0.2%
Costa Rica Government International Bond(a)
01/26/2023	4.250%	200,000	203,028
Foreign Government Obligations(c),(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Dominican Republic 1.0%
Dominican Republic International Bond(a)
04/20/2027	8.625%		642,000	764,567
09/23/2032	4.875%		150,000	152,867
01/30/2060	5.875%		150,000	144,171
Total				1,061,605
Egypt 0.3%
Egypt Government International Bond(a)
03/01/2049	8.700%		355,000	315,816
El Salvador 0.1%
El Salvador Government International Bond(a)
04/10/2032	8.250%		200,000	122,987
France 0.3%
Electricite de France SA(a)
12/09/2049	2.000%	EUR	100,000	120,955
Electricite de France SA(a),(e)
12/31/2049	6.000%	GBP	100,000	146,961
Total				267,916
Germany 0.5%
Bundesrepublik Deutschland Bundesanleihe(a)
02/15/2026	0.500%	EUR	400,000	474,875
Ghana 0.3%
Ghana Government International Bond(a)
02/11/2027	6.375%		400,000	336,621
Guatemala 0.2%
Guatemala Government Bond(a)
06/01/2050	6.125%		200,000	229,398
India 0.4%
Export-Import Bank of India(a)
01/15/2030	3.250%		200,000	203,618
Indian Railway Finance Corp., Ltd.(a)
02/13/2030	3.249%		200,000	202,720
Total				406,338
Indonesia 1.3%
Indonesia Government International Bond(a)
01/08/2027	4.350%		400,000	445,750
01/15/2045	5.125%		200,000	249,281
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2025	2.300%		200,000	205,548
PT Indonesia Asahan Aluminium Persero(a)
11/15/2048	6.757%		200,000	257,258

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
December 31, 2021
Foreign Government Obligations(c),(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PT Saka Energi Indonesia(a)
05/05/2024	4.450%	200,000	194,362
Total			1,352,199
Ivory Coast 0.5%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%	250,000	271,277
06/15/2033	6.125%	200,000	210,562
Total			481,839
Kazakhstan 0.3%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%	300,000	350,117
Malaysia 0.2%
Petronas Capital Ltd.(a)
04/21/2030	3.500%	200,000	216,448
Mexico 1.2%
Petroleos Mexicanos
01/28/2031	5.950%	400,000	389,406
01/23/2050	7.690%	273,000	263,337
Petroleos Mexicanos(a)
02/16/2032	6.700%	587,000	591,125
Total			1,243,868
Netherlands 0.2%
Syngenta Finance NV(a)
04/24/2028	5.182%	200,000	224,507
Panama 0.4%
Panama Government International Bond
01/23/2030	3.160%	200,000	207,501
07/23/2060	3.870%	200,000	200,026
Total			407,527
Paraguay 0.2%
Paraguay Government International Bond(a)
03/30/2050	5.400%	200,000	228,419
Qatar 1.2%
Qatar Government International Bond(a)
03/14/2029	4.000%	400,000	450,938
04/16/2030	3.750%	200,000	224,487
04/23/2048	5.103%	250,000	337,960
Qatar Petroleum(a)
07/12/2031	2.250%	200,000	198,148
Total			1,211,533
Foreign Government Obligations(c),(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Romania 0.4%
Romanian Government International Bond(a)
01/22/2024	4.875%	232,000	247,201
02/14/2051	4.000%	116,000	116,319
Total			363,520
Russian Federation 0.2%
Russian Foreign Bond - Eurobond(a)
03/28/2035	5.100%	200,000	236,192
Saudi Arabia 1.0%
Saudi Arabian Oil Co.(a)
04/16/2029	3.500%	300,000	320,660
Saudi Government International Bond(a)
01/21/2055	3.750%	625,000	671,368
Total			992,028
South Africa 0.2%
Eskom Holdings SOC Ltd.(a)
02/11/2025	7.125%	200,000	206,739
Turkey 0.6%
Turkey Government International Bond
03/25/2027	6.000%	250,000	235,223
02/17/2028	5.125%	300,000	268,669
01/14/2041	6.000%	200,000	166,286
Total			670,178
Ukraine 0.3%
NAK Naftogaz Ukraine via Kondor Finance PLC(a)
11/08/2026	7.625%	200,000	174,374
Ukraine Government International Bond(a)
09/01/2026	7.750%	100,000	95,258
Total			269,632
United Arab Emirates 1.0%
Abu Dhabi Government International Bond(a)
09/30/2049	3.125%	250,000	255,983
04/16/2050	3.875%	200,000	233,831
DP World PLC(a)
07/02/2037	6.850%	400,000	528,108
Total			1,017,922
Virgin Islands 0.5%
Sinopec Group Overseas Development 2016 Ltd.(a)
09/29/2026	2.750%	250,000	260,537

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Foreign Government Obligations(c),(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
State Grid Overseas Investment Ltd.(a)
05/04/2027	3.500%	200,000	215,748
Total			476,285
Total Foreign Government Obligations (Cost $15,364,443)			15,438,209

Residential Mortgage-Backed Securities - Agency 1.0%

United States 1.0%
Federal National Mortgage Association(b),(i)
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.948%	173,137	30,331
Federal National Mortgage Association(i)
CMO Series 2021-3 Class TI
02/25/2051	2.500%	577,827	95,699
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-HQA2 Class B2
30-day Average SOFR + 5.450% 12/25/2033	5.500%	500,000	522,290
Government National Mortgage Association(b),(i)
CMO Series 2017-141 Class ES
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2047	6.096%	117,967	21,971
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	5.996%	89,549	13,255
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.946%	372,841	64,582
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.946%	378,899	95,589
Government National Mortgage Association(i)
CMO Series 2020-153 Class CI
10/20/2050	2.500%	898,476	128,265
CMO Series 2021-9 Class MI
01/20/2051	2.500%	227,669	26,201
Total			998,183
Total Residential Mortgage-Backed Securities - Agency (Cost $948,660)			998,183

Residential Mortgage-Backed Securities - Non-Agency 11.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bermuda 1.0%
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.852%	793,524	791,703
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.702%	170,664	171,122
Total			962,825
United States 10.8%
Bellemeade Re Ltd.(a),(b)
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	3.702%	500,000	500,778
BVRT Financing Trust(a),(b),(j)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	2.950%	500,000	500,000
CIM Trust(a),(d)
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	411,152	410,121
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-R01 Class 2B1
1-month USD LIBOR + 4.350% Floor 4.350% 07/25/2031	4.452%	700,000	718,908
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.902%	421,095	421,096
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	1.902%	797,000	771,461
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 14-C02 Class 1M2
1-month USD LIBOR + 2.600% Floor 2.600% 05/25/2024	2.702%	434,328	442,422
Freddie Mac STACR(a),(b)
Subordinated CMO Series 2019-HQA3 Class B1
1-month USD LIBOR + 3.000% 09/25/2049	3.102%	400,000	401,523
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2020-HQA1 Class B1
1-month USD LIBOR + 2.350% 01/25/2050	2.452%	700,000	695,655

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac STACR Trust(a),(b)
Subordinated CMO Series 2019-DNA4 Class B1
1-month USD LIBOR + 2.700% 10/25/2049	2.802%	600,000	603,585
Subordinated CMO Series 2019-HQA2 Class B1
1-month USD LIBOR + 4.100% 04/25/2049	4.202%	500,000	510,962
Homeward Opportunities Fund I Trust(a),(d)
Subordinated CMO Series 2020-2 Class B1
05/25/2065	5.450%	389,000	397,847
Oaktown Re II Ltd.(a),(b)
Subordinated CMO Series 2018-1A Class M2
1-month USD LIBOR + 2.850% 07/25/2028	2.952%	500,000	502,208
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	5.352%	500,000	511,081
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.102%	123,717	123,580
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.752%	1,000,000	1,001,074
Preston Ridge Partners Mortgage Trust(a),(d)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	134,172	133,602
SG Residential Mortgage Trust(a),(d)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	400,000	403,947
Toorak Mortgage Corp., Ltd.(a),(d)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	133,741	134,348
Triangle Re Ltd.(a),(b)
Subordinated CMO Series 2021-1 Class B1
1-month USD LIBOR + 4.500% Floor 4.500% 08/25/2033	4.602%	500,000	504,436
Verus Securitization Trust(a),(d)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	400,000	402,968
CMO Series 2020-NPL1 Class A2
08/25/2050	5.682%	500,000	501,568
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class M1
04/25/2060	5.500%	500,000	520,701
Total			11,113,871
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $12,085,136)			12,076,696

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.2%
Ascend Learning LLC(b),(k),(l)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	4.000%	33,000	32,924
Ascend Learning LLC(b),(l)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	6.250%	20,000	20,033
Cengage Learning, Inc.(b),(l)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	35,318	35,381
SWF Holdings I Corp.(b),(l)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	4.750%	49,000	48,510
UKG, Inc.(b),(l)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	3.750%	19,675	19,558
UKG, Inc.(b),(k),(l)
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	5.750%	38,000	38,072
WR Grace & Co.(b),(l)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	4.250%	26,000	26,020
Total			220,498
Total Senior Loans (Cost $220,367)			220,498

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(m),(n)	2,761,333	2,760,780
Total Money Market Funds (Cost $2,760,896)		2,760,780
Total Investments in Securities (Cost $98,064,308)		100,279,603
Other Assets & Liabilities, Net		2,351,973
Net Assets		$102,631,576
At December 31, 2021, securities and/or cash totaling $562,041 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
18,142,000 EUR	20,685,073 USD	UBS	01/11/2022	27,401	—
3,130,000 GBP	4,204,060 USD	UBS	01/11/2022	—	(32,479)
Total				27,401	(32,479)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	34	03/2022	EUR	4,998,340	—	(106,731)
U.S. Treasury 10-Year Note	8	03/2022	USD	1,043,750	7,084	—
Total					7,084	(106,731)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(22)	03/2022	USD	(3,529,625)	—	(4,345)
U.S. Treasury 10-Year Note	(16)	03/2022	USD	(2,087,500)	—	(11,270)
U.S. Ultra Treasury Bond	(34)	03/2022	USD	(6,702,250)	—	(18,931)
Total					—	(34,546)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 37	Morgan Stanley	12/20/2026	5.000	Quarterly	USD	2,000,000	(2,238)	—	—	—	(2,238)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $72,507,700, which represents 70.65% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(f)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(g)	Zero coupon bond.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	Valuation based on significant unobservable inputs.
(k)	Represents a security purchased on a forward commitment basis.
(l)	The stated interest rate represents the weighted average interest rate at December 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(m)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(n)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	3,725,981	55,603,628	(56,568,842)	13	2,760,780	(249)	3,307	2,761,333
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	4,099,756	—	4,099,756
Commercial Mortgage-Backed Securities - Non-Agency	—	4,985,050	—	4,985,050
Convertible Bonds	—	45,434	—	45,434
Corporate Bonds & Notes	—	59,654,997	—	59,654,997
Foreign Government Obligations	—	15,438,209	—	15,438,209
Residential Mortgage-Backed Securities - Agency	—	998,183	—	998,183
Residential Mortgage-Backed Securities - Non-Agency	—	11,576,696	500,000	12,076,696
Senior Loans	—	220,498	—	220,498
Money Market Funds	2,760,780	—	—	2,760,780
Total Investments in Securities	2,760,780	97,018,823	500,000	100,279,603
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	27,401	—	27,401
Futures Contracts	7,084	—	—	7,084
Liability
Forward Foreign Currency Exchange Contracts	—	(32,479)	—	(32,479)
Futures Contracts	(141,277)	—	—	(141,277)
Swap Contracts	—	(2,238)	—	(2,238)
Total	2,626,587	97,011,507	500,000	100,138,094
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	29

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $95,303,412)	$97,518,823
Affiliated issuers (cost $2,760,896)	2,760,780
Foreign currency (cost $1,209,380)	1,194,797
Margin deposits on:
Futures contracts	456,534
Swap contracts	105,507
Unrealized appreciation on forward foreign currency exchange contracts	27,401
Receivable for:
Dividends	173
Interest	948,406
Foreign tax reclaims	1,603
Variation margin for futures contracts	500
Expense reimbursement due from Investment Manager	807
Prepaid expenses	7,242
Total assets	103,022,573
Liabilities
Due to custodian	9,435
Unrealized depreciation on forward foreign currency exchange contracts	32,479
Payable for:
Investments purchased on a delayed delivery basis	70,835
Capital shares purchased	38,376
Variation margin for futures contracts	66,499
Variation margin for swap contracts	1,823
Management services fees	1,831
Distribution and/or service fees	391
Service fees	5,249
Compensation of board members	131,389
Compensation of chief compliance officer	19
Audit fees	19,750
Other expenses	12,921
Total liabilities	390,997
Net assets applicable to outstanding capital stock	$102,631,576
Represented by
Paid in capital	103,226,654
Total distributable earnings (loss)	(595,078)
Total - representing net assets applicable to outstanding capital stock	$102,631,576
Class 1
Net assets	$10,793
Shares outstanding	1,231
Net asset value per share	$8.77
Class 2
Net assets	$11,300,604
Shares outstanding	1,313,180
Net asset value per share	$8.61
Class 3
Net assets	$91,320,179
Shares outstanding	10,501,282
Net asset value per share	$8.70
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$3,307
Interest	3,697,130
Total income	3,700,437
Expenses:
Management services fees	690,982
Distribution and/or service fees
Class 2	27,950
Class 3	118,894
Service fees	63,786
Compensation of board members	39,915
Custodian fees	51,903
Printing and postage fees	34,907
Audit fees	39,500
Legal fees	10,997
Interest on collateral	1,511
Compensation of chief compliance officer	18
Other	10,043
Total expenses	1,090,406
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(290,551)
Total net expenses	799,855
Net investment income	2,900,582
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,075,266
Investments — affiliated issuers	(249)
Foreign currency translations	44,122
Forward foreign currency exchange contracts	1,092,460
Futures contracts	804,204
Swap contracts	(225,744)
Net realized gain	3,790,059
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(5,876,070)
Investments — affiliated issuers	13
Foreign currency translations	(161,904)
Forward foreign currency exchange contracts	683,216
Futures contracts	(268,109)
Swap contracts	138,221
Net change in unrealized appreciation (depreciation)	(5,484,633)
Net realized and unrealized loss	(1,694,574)
Net increase in net assets resulting from operations	$1,206,008
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	31

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$2,900,582	$3,165,393
Net realized gain (loss)	3,790,059	(1,822,583)
Net change in unrealized appreciation (depreciation)	(5,484,633)	3,057,749
Net increase in net assets resulting from operations	1,206,008	4,400,559
Distributions to shareholders
Net investment income and net realized gains
Class 1	(422)	(512)
Class 2	(409,583)	(522,982)
Class 3	(3,703,346)	(4,964,649)
Total distributions to shareholders	(4,113,351)	(5,488,143)
Decrease in net assets from capital stock activity	(2,602,044)	(4,200,397)
Total decrease in net assets	(5,509,387)	(5,287,981)
Net assets at beginning of year	108,140,963	113,428,944
Net assets at end of year	$102,631,576	$108,140,963

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Distributions reinvested	49	422	66	512
Net increase	49	422	66	512
Class 2
Subscriptions	251,111	2,174,426	224,892	1,908,452
Distributions reinvested	48,357	409,583	68,904	522,982
Redemptions	(201,814)	(1,751,121)	(278,207)	(2,296,736)
Net increase	97,654	832,888	15,589	134,698
Class 3
Subscriptions	348,257	3,057,713	373,207	3,259,167
Distributions reinvested	433,140	3,703,346	648,126	4,964,649
Redemptions	(1,163,505)	(10,196,413)	(1,487,888)	(12,559,423)
Net decrease	(382,108)	(3,435,354)	(466,555)	(4,335,607)
Total net decrease	(284,405)	(2,602,044)	(450,900)	(4,200,397)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

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Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$9.01	0.25	(0.13)	—	0.12	(0.36)	(0.36)
Year Ended 12/31/2020	$9.11	0.27	0.09	—	0.36	(0.46)	(0.46)
Year Ended 12/31/2019	$8.21	0.29	0.61	0.00(d)	0.90	—	—
Year Ended 12/31/2018	$9.03	0.29	(0.74)	—	(0.45)	(0.37)	(0.37)
Year Ended 12/31/2017	$8.53	0.29	0.21	—	0.50	—	—
Class 2
Year Ended 12/31/2021	$8.86	0.23	(0.14)	—	0.09	(0.34)	(0.34)
Year Ended 12/31/2020	$8.96	0.24	0.10	—	0.34	(0.44)	(0.44)
Year Ended 12/31/2019	$8.09	0.26	0.61	0.00(d)	0.87	—	—
Year Ended 12/31/2018	$8.91	0.26	(0.73)	—	(0.47)	(0.35)	(0.35)
Year Ended 12/31/2017	$8.43	0.27	0.21	—	0.48	—	—
Class 3
Year Ended 12/31/2021	$8.95	0.24	(0.14)	—	0.10	(0.35)	(0.35)
Year Ended 12/31/2020	$9.05	0.26	0.09	—	0.35	(0.45)	(0.45)
Year Ended 12/31/2019	$8.16	0.27	0.62	0.00(d)	0.89	—	—
Year Ended 12/31/2018	$8.98	0.28	(0.74)	—	(0.46)	(0.36)	(0.36)
Year Ended 12/31/2017	$8.49	0.28	0.21	—	0.49	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$8.77	1.37%	0.89%(c)	0.61%(c)	2.87%	42%	$11
Year Ended 12/31/2020	$9.01	4.79%	0.87%	0.60%	3.11%	53%	$11
Year Ended 12/31/2019	$9.11	10.96%(e)	0.87%	0.59%	3.27%	57%	$10
Year Ended 12/31/2018	$8.21	(5.20%)	0.86%(c)	0.64%(c)	3.34%	86%	$9
Year Ended 12/31/2017	$9.03	5.86%	0.85%	0.68%	3.33%	37%	$10
Class 2
Year Ended 12/31/2021	$8.61	1.03%	1.14%(c)	0.86%(c)	2.62%	42%	$11,301
Year Ended 12/31/2020	$8.86	4.59%	1.12%	0.85%	2.87%	53%	$10,766
Year Ended 12/31/2019	$8.96	10.75%(e)	1.12%	0.84%	3.01%	57%	$10,750
Year Ended 12/31/2018	$8.09	(5.51%)	1.10%(c)	0.89%(c)	3.08%	86%	$9,512
Year Ended 12/31/2017	$8.91	5.69%	1.10%	0.93%	3.07%	37%	$9,719
Class 3
Year Ended 12/31/2021	$8.70	1.14%	1.01%(c)	0.74%(c)	2.74%	42%	$91,320
Year Ended 12/31/2020	$8.95	4.68%	0.99%	0.73%	2.99%	53%	$97,365
Year Ended 12/31/2019	$9.05	10.91%(e)	1.00%	0.72%	3.14%	57%	$102,668
Year Ended 12/31/2018	$8.16	(5.34%)	0.97%(c)	0.76%(c)	3.25%	86%	$104,256
Year Ended 12/31/2017	$8.98	5.77%	0.98%	0.80%	3.18%	37%	$131,599
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	35

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Global Strategic Income Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
36	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
December 31, 2021
and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
38	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
December 31, 2021
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	27,401
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	7,084*
Total		34,485

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,238*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	32,479
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	141,277*
Total		175,994

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
40	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(225,744)	(225,744)
Foreign exchange risk	1,092,460	—	—	1,092,460
Interest rate risk	—	804,204	—	804,204
Total	1,092,460	804,204	(225,744)	1,670,920

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	138,221	138,221
Foreign exchange risk	683,216	—	—	683,216
Interest rate risk	—	(268,109)	—	(268,109)
Total	683,216	(268,109)	138,221	553,328
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	3,969,780
Futures contracts — short	15,175,875
Credit default swap contracts — buy protection	5,241,088

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	335,744	(10,411)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
December 31, 2021
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive
42	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
	Morgan Stanley ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	27,401	27,401
Total assets	-	27,401	27,401
Liabilities
Centrally cleared credit default swap contracts (a)	1,823	-	1,823
Forward foreign currency exchange contracts	-	32,479	32,479
Total liabilities	1,823	32,479	34,302
Total financial and derivative net assets	(1,823)	(5,078)	(6,901)
Total collateral received (pledged) (b)	(1,823)	-	(1,823)
Net amount (c)	-	(5,078)	(5,078)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
December 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
44	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.65% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements, and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
December 31, 2021
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.61%
Class 2	0.86
Class 3	0.735
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, swap investments, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,124,056	(1,124,056)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
46	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,113,351	—	4,113,351	5,488,143	—	5,488,143
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,918,799	—	(4,775,096)	1,411,338
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
98,726,756	3,170,975	(1,759,637)	1,411,338
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(1,744,023)	(3,031,073)	(4,775,096)	2,592,074
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $42,328,169 and $41,413,242, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
December 31, 2021
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
48	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe which are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	49

Notes to Financial Statements  (continued)
December 31, 2021
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed
50	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	51

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Global Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Global Strategic Income Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
52	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	53

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
54	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	55

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
56	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021	57

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
58	Columbia Variable Portfolio – Global Strategic Income Fund | Annual Report 2021

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Columbia Variable Portfolio – Global Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-2050 AW (2/22)

Annual Report
December 31, 2021
Columbia Variable Portfolio – Intermediate Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Intermediate Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Intermediate Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since March 2021
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	-0.24	5.05	4.08
Class 2	05/03/10	-0.49	4.80	3.82
Class 3	10/13/81	-0.35	4.92	3.95
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.90
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	3

Fund at a Glance  (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
4	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Fund at a Glance  (continued)
Portfolio breakdown (%) (at December 31, 2021)
Asset-Backed Securities — Agency	0.0(a)
Asset-Backed Securities — Non-Agency	16.4
Commercial Mortgage-Backed Securities - Agency	1.5
Commercial Mortgage-Backed Securities - Non-Agency	7.1
Convertible Bonds	0.1
Corporate Bonds & Notes	26.6
Foreign Government Obligations	3.4
Money Market Funds	4.1
Options Purchased Calls	0.0(a)
Options Purchased Puts	0.2
Residential Mortgage-Backed Securities - Agency	14.1
Residential Mortgage-Backed Securities - Non-Agency	25.4
Senior Loans	0.2
U.S. Treasury Obligations	0.9
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2021)
AAA rating	21.2
AA rating	8.0
A rating	14.2
BBB rating	22.9
BB rating	10.2
B rating	6.2
CCC rating	1.9
Not rated	15.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	140.6	(40.1)	100.5
Foreign Currency Derivative Contracts	—	(0.5)	(0.5)
Total Notional Market Value of Derivative Contracts	140.6	(40.6)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
At December 31, 2021, approximately 85.61% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund also may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2021, the Fund’s Class 2 shares returned -0.49%. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -1.54% during the same time period.
Market overview
As pandemic-related restrictions were eased over the period, robust economic growth and corporate earnings supported risk sentiment and credit-oriented segments of the bond market. In addition, both U.S. monetary and fiscal policy were highly supportive for much of the period. In this vein, Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low.
The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation driven by post-pandemic supply chain disruptions and rising commodity prices, leading to increased market volatility. The Fed officially tightened policy in November as it began tapering its monthly bond purchases. In December, the Fed accelerated the timetable for ending its bond purchase program and signaled the likelihood of three increases in the Fed funds rate in 2022.
Investment-grade bond market returns for the 12 months were generally muted given the move higher in U.S. Treasury yields. To illustrate, the 10-year Treasury note yield, which entered the year at 0.93%, reached as high as 1.74% at the end of the first quarter before drifting lower and ending 2021 at 1.52%.
The Fund’s notable contributors during the period
•	The Fund’s allocation to off-benchmark, credit-oriented securitized assets including non-agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) added to relative performance for the 12 months. Securitized sectors were well-supported during the period by positive consumer credit metrics given the high levels of fiscal stimulus and a robust housing market.
•	An allocation to below-investment-grade, high-yield corporate bonds proved additive. In this vein, exposure to “rising stars” that have recovering balance sheets and that are viewed by investors as poised to be upgraded to investment-grade status contributed to relative performance. In addition, exposure to high-yield energy credits, such as exploration and production company Occidental Petroleum and pipeline company Western Midstream, that benefited from the significant rise in oil prices over the period was beneficial. We sold the Fund’s position in Western Midstream.
•	The Fund’s performance relative to the benchmark for the 12 months was also helped by its positioning within agency MBS. Specifically, the Fund was underweight Government National Mortgage Association (“Ginne Mae”) issues which were most impacted by elevated prepayments, while focusing purchases on the lower coupon “to-be-announced” pools for which performance was supported by the Fed’s bond buying program. (To-be-announced, or TBA, is a term describing forward-settling mortgage-backed securities trades.)
The Fund’s notable detractors during the period
•	The Fund’s exposure to collateralized mortgage obligations (CMOs) was the principal detractor from relative performance for the 12 months. The CMO positions held by the Fund were negatively impacted as prepayments surprised to the upside against a backdrop of streamlined refinancing programs and eased credit standards.
•	The Fund’s tactical positioning over the period with respect to interest rates detracted modestly from relative performance. Specifically, the Fund was overweight the front end of the yield curve which rose as the market anticipated hikes in the Fed’s benchmark overnight lending rate.
6	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	Finally, positioning with respect to inflation weighed on performance. The Fund held derivative positions designed to benefit from any easing of inflation expectations, which suffered as supply chain issues and rising commodity prices persisted.
Derivative positions
During the annual period, the Fund utilized options on interest rate swaps (or “swaptions”) to manage yield curve exposures. In addition, the Fund used Treasury futures contracts to manage interest rate risk in the portfolio. We also used index credit default swaps as a hedge against long cash positions to reduce the Fund’s overall credit exposure. In aggregate, on a stand-alone basis, the Fund’s use of derivatives had a negative impact on performance.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	993.30	1,022.74	2.46	2.50	0.49
Class 2	1,000.00	1,000.00	991.70	1,021.48	3.71	3.77	0.74
Class 3	1,000.00	1,000.00	992.20	1,022.13	3.06	3.11	0.61
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2014-20I Class 1
09/01/2034	2.920%	179,446	185,787
Total Asset-Backed Securities — Agency (Cost $182,273)			185,787

Asset-Backed Securities — Non-Agency 17.8%

Ares LVIII CLO Ltd.(a),(b)
Series 2020-58A Class D
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	3.624%	5,250,000	5,251,349
ARES XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% 01/15/2030	1.474%	18,020,000	18,020,036
Avant Loans Funding Trust(a)
Series 2020-REV1 Class A
05/15/2029	2.170%	19,483,000	19,515,151
Series 2020-REV1 Class B
05/15/2029	2.680%	11,550,000	11,543,689
Bain Capital Credit CLO Ltd.(a),(b)
Series 2018-1A Class B
3-month USD LIBOR + 1.400% 04/23/2031	1.524%	22,300,000	22,213,364
Series 2020-3A Class DR
3-month USD LIBOR + 3.250% Floor 3.250% 10/23/2034	3.374%	5,000,000	4,940,915
Series 2020-4A Class D
3-month USD LIBOR + 4.250% Floor 4.250% 10/20/2033	4.382%	7,000,000	7,042,868
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	1.532%	12,000,000	11,890,284
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	1.732%	21,000,000	20,938,848
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	1.506%	14,617,500	14,617,807
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-83A Class D
3-month USD LIBOR + 3.500% Floor 3.500% 01/18/2032	3.622%	8,000,000	8,001,904
Enva LLC(a)
Subordinated Series 2018-A Class B
05/20/2026	7.370%	123,997	124,247
ENVA LLC(a)
Series 2019-A Class B
06/22/2026	6.170%	547,381	548,206
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	1.472%	10,000,000	9,999,970
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	3,646,956	3,696,223
Series 2019-2 Class A
08/15/2025	4.000%	4,645,213	4,697,926
Series 2019-3 Class A
10/15/2025	3.750%	5,510,372	5,569,769
Series 2019-7 Class A
01/15/2027	3.750%	5,619,048	5,652,851
Series 2020-1 Class A
01/16/2046	3.500%	3,774,962	3,791,893
Series 2020-2 Class A
02/15/2046	3.600%	3,730,061	3,748,583
Series 2020-T1 Class A
02/15/2046	3.500%	6,517,037	6,522,600
LendingClub Receivables Trust(a),(c),(d)
Series 2020-JPSL Class R
02/15/2025	0.000%	93,000	2,398,470
Lendingpoint Asset Securitization Trust(a)
Series 2021-A Class A
12/15/2028	1.000%	13,564,203	13,536,988
Series 2021-B Class A
02/15/2029	1.110%	17,516,852	17,468,453
LendingPoint Asset Securitization Trust(a)
Series 2021-1 Class A
04/15/2027	1.750%	10,736,786	10,768,284
LL ABS Trust(a)
Series 2020-1A Class A
01/17/2028	2.330%	968,946	972,267
Series 2021-1A Class A
05/15/2029	1.070%	7,375,080	7,338,992
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LP LMS Asset Securitization Trust(a),(d),(e)
Series 2021-2A Class A
01/15/2029	1.750%	16,831,722	16,789,643
Lucali CLO Ltd.(a),(b)
Series 2020-1A Class D
3-month USD LIBOR + 3.600% Floor 3.600% 01/15/2033	3.838%	9,750,000	9,750,341
Madison Park Funding XLVII Ltd.(a),(b)
Series 2020-47A Class D
3-month USD LIBOR + 4.000% Floor 4.000% 01/19/2034	4.246%	13,175,000	13,314,998
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	1.882%	20,000,000	20,000,020
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	1.482%	11,300,000	11,189,757
Marlette Funding Trust(a)
Series 2019-1A Class B
04/16/2029	3.940%	1,762,689	1,766,197
Series 2020-2A Class D
09/16/2030	4.650%	4,145,000	4,324,645
Series 2021-1A Class A
06/16/2031	0.600%	2,559,101	2,560,020
Series 2021-1A Class B
06/16/2031	1.000%	7,100,000	7,082,467
Subordinated Series 2020-2A Class C
09/16/2030	2.830%	7,300,000	7,395,072
Octagon 55 Ltd.(a),(b)
Series 2021-1A Class D
3-month USD LIBOR + 3.100% Floor 3.100% 07/20/2034	3.214%	6,000,000	5,926,452
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	1.532%	20,375,000	20,229,624
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	1.578%	45,625,000	45,626,642
Oportun Issuance Trust(a)
Series 2021-B Class A
05/08/2031	1.470%	27,500,000	27,416,961
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-B Class B
05/08/2031	1.960%	3,065,000	3,053,588
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	7.378%	1,962,500	1,918,461
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	1.282%	39,400,000	39,305,598
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	1.582%	20,000,000	19,859,960
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	3,800,980	3,823,981
Series 2020-3 Class B
05/17/2027	3.220%	13,000,000	13,166,036
Series 2021-1 Class A
11/15/2027	1.180%	10,878,229	10,864,055
Series 2021-3 Class A
05/15/2029	1.150%	33,825,912	33,689,295
Subordinated Series 2021-3 Class B
05/15/2029	1.740%	9,050,000	8,864,440
Pagaya AI Debt Selection Trust(a),(d),(e)
Series 2021-5 Class A
08/15/2029	1.530%	18,625,000	18,649,846
Subordinated Series 2021-5 Class B
08/15/2029	2.630%	11,000,000	11,028,743
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	3,847,146	3,866,382
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	10,100,000	10,071,900
Rockland Park CLO Ltd.(a),(b)
Series 2021-1A Class A
3-month USD LIBOR + 1.120% Floor 1.120% 04/20/2034	1.252%	11,000,000	10,994,082
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	1.524%	28,000,000	27,816,180
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% Floor 1.370% 01/15/2030	1.494%	11,171,429	11,123,872

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Theorem Funding Trust(a)
Series 2020-1A Class A
10/15/2026	2.480%	2,972,720	2,981,986
Series 2020-1A Class B
10/15/2026	3.950%	5,750,000	5,827,583
Series 2021-1A Class A
12/15/2027	1.210%	14,837,535	14,798,736
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	7,165,992	7,193,952
Series 2021-ST1 Class A
02/20/2027	2.750%	10,174,420	10,218,678
Upstart Pass-Through Trust(a),(d)
Series 2021-ST10 Class A
01/20/2030	2.250%	18,000,000	18,000,000
Upstart Securitization Trust(a)
Series 2021-3 Class A
07/20/2031	0.830%	11,482,251	11,452,353
Series 2021-4 Class A
09/20/2031	0.840%	20,845,853	20,645,057
Subordinated Series 2021-3 Class B
07/20/2031	1.660%	11,050,000	10,906,090
Subordinated Series 2021-4 Class B
09/20/2031	1.840%	11,370,000	11,166,698
Total Asset-Backed Securities — Non-Agency (Cost $774,574,714)			775,472,328

Commercial Mortgage-Backed Securities - Agency 1.7%

Federal National Mortgage Association(f)
Series 2017-M15 Class ATS2
11/25/2027	3.140%	52,500,000	55,308,367
FRESB Mortgage Trust(f)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	10,185,067	10,521,024
Government National Mortgage Association(f),(g)
Series 2019-147 Class IO
06/16/2061	0.447%	133,339,133	6,726,186
Total Commercial Mortgage-Backed Securities - Agency (Cost $75,638,218)			72,555,577

Commercial Mortgage-Backed Securities - Non-Agency 7.7%

American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,186,435	2,284,880
BAMLL Commercial Mortgage Securities Trust(a),(f)
Series 2013-WBRK Class A
03/10/2037	3.652%	5,550,000	5,765,041
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	2.360%	10,581,000	10,349,703
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.060%	3,950,000	3,799,333
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	2.650%	4,900,000	4,766,180
Subordinated Series 2019-DPLO Class D
1-month USD LIBOR + 1.840% Floor 1.840% 10/15/2034	1.950%	3,050,000	3,011,715
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	2.510%	6,310,000	6,085,853
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	1.910%	6,950,000	6,922,830
BX Trust(a),(b)
Series 2018-GW Class G
1-month USD LIBOR + 2.920% Floor 2.920% 05/15/2035	3.030%	1,500,000	1,486,342
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class A
1-month USD LIBOR + 0.931% Floor 0.931% 11/15/2036	1.040%	4,500,000	4,497,421
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	1.510%	5,600,000	5,596,791
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	1.610%	18,000,000	17,989,686
CLNY Trust(a),(b)
Series 2019-IKPR Class A
1-month USD LIBOR + 1.129% Floor 1.129% 11/15/2038	1.239%	11,400,000	11,392,926

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.831%	14,900,000	14,713,866
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.493% Floor 3.333% 11/15/2023	3.602%	3,096,420	3,073,205
COMM Mortgage Trust(a),(f)
Series 2020-CBM Class E
02/10/2037	3.633%	10,950,000	10,566,750
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.741% 11/15/2036	3.851%	3,800,000	3,797,717
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	15,735,000	16,556,150
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	3,600,000	3,364,313
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	19,065,000	16,966,931
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	17,500,000	13,433,941
Extended Stay America Trust(a),(b)
Series 2021-ESH Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2038	2.340%	9,948,245	9,948,251
Hilton USA Trust(a),(f)
Series 2016-HHV Class F
11/05/2038	4.194%	4,500,000	4,348,441
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	10,901,000	10,902,157
Morgan Stanley Capital I Trust(a),(f)
Series 2019-MEAD Class E
11/10/2036	3.283%	13,400,000	12,757,355
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2026	2.310%	6,600,000	6,618,440
Subordinated Series 2020-1NYP Class D
1-month USD LIBOR + 2.750% Floor 2.750% 01/15/2026	2.860%	4,150,000	4,164,759
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Residential 2020-SFR3 Trust(a)
Series 2020-SFR3 Class A
10/17/2027	1.294%	7,997,117	7,841,017
Progress Residential Trust(a)
Series 2020-SFR1 Class E
04/17/2037	3.032%	19,775,000	19,896,802
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	12,185,000	12,266,571
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	2,775,000	2,784,562
Subordinated Series 2019-SFR4 Class F
10/17/2036	3.684%	1,735,000	1,747,810
Subordinated Series 2020-SFR2 Class E
06/17/2037	5.115%	5,900,000	6,123,837
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month USD LIBOR + 1.150% Floor 1.150% 05/15/2038	1.260%	32,000,000	31,980,426
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	1.360%	10,469,000	10,402,093
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	3.010%	12,509,000	12,175,460
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-FCMT Class A
1-month USD LIBOR + 1.200% Floor 1.200% 05/15/2031	1.310%	6,250,000	6,242,182
Subordinated Series 2017-SMP Class C
1-month USD LIBOR + 1.325% Floor 1.200% 12/15/2034	1.435%	9,000,000	8,970,171
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $332,945,440)			335,591,908

Convertible Bonds 0.1%

Banking 0.1%
BBVA Bancomer SA(a),(h)
Subordinated
11/12/2029	5.350%	2,910,000	3,031,448

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	1,310,000	1,239,985
Total Convertible Bonds (Cost $4,157,276)			4,271,433

Corporate Bonds & Notes 28.8%

Aerospace & Defense 0.8%
Boeing Co. (The)
05/01/2060	5.930%	8,845,000	12,262,954
Bombardier, Inc.(a)
12/01/2024	7.500%	1,211,000	1,258,210
04/15/2027	7.875%	1,135,000	1,176,984
Northrop Grumman Corp.
01/15/2028	3.250%	6,000,000	6,415,628
TransDigm, Inc.(a)
03/15/2026	6.250%	5,574,000	5,792,131
TransDigm, Inc.
06/15/2026	6.375%	2,176,000	2,236,106
11/15/2027	5.500%	795,000	819,328
05/01/2029	4.875%	818,000	820,265
United Technologies Corp.
11/16/2028	4.125%	4,490,000	5,024,604
Total			35,806,210
Airlines 0.2%
Air Canada(a)
08/15/2026	3.875%	987,000	1,009,215
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	2,467,000	2,567,442
04/20/2029	5.750%	376,779	402,933
Delta Air Lines, Inc.
01/15/2026	7.375%	816,000	958,146
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	1,076,736	1,129,239
United Airlines, Inc.(a)
04/15/2026	4.375%	631,000	658,384
04/15/2029	4.625%	706,000	732,234
Total			7,457,593
Automotive 0.5%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	971,000	992,479
Ford Motor Co.
02/12/2032	3.250%	1,569,000	1,606,269
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Credit Co. LLC
03/18/2024	5.584%	2,061,000	2,220,774
11/13/2025	3.375%	1,595,000	1,654,964
01/09/2027	4.271%	934,000	1,006,754
08/17/2027	4.125%	607,000	655,258
02/16/2028	2.900%	668,000	671,153
IAA Spinco, Inc.(a)
06/15/2027	5.500%	1,321,000	1,370,361
Jaguar Land Rover Automotive PLC(a)
07/15/2029	5.500%	873,000	863,211
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	4,253,000	4,306,903
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	2,021,000	2,117,502
05/15/2027	8.500%	1,231,000	1,305,058
Tenneco, Inc.(a)
01/15/2029	7.875%	1,211,000	1,313,664
04/15/2029	5.125%	681,000	671,255
Total			20,755,605
Banking 5.0%
Bank of America Corp.(h)
07/23/2031	1.898%	32,855,000	31,503,750
10/20/2032	2.572%	10,390,000	10,440,250
Citigroup, Inc.(h)
06/03/2031	2.572%	6,120,000	6,170,581
05/01/2032	2.561%	4,250,000	4,274,237
11/03/2032	2.520%	9,181,000	9,184,130
Goldman Sachs Group, Inc. (The)(h)
04/22/2032	2.615%	1,453,000	1,460,385
07/21/2032	2.383%	24,218,000	23,847,755
HSBC Holdings PLC(h)
05/24/2032	2.804%	9,154,000	9,198,796
11/22/2032	2.871%	16,633,000	16,784,300
JPMorgan Chase & Co.(h)
10/15/2030	2.739%	7,987,000	8,195,072
04/22/2032	2.580%	22,260,000	22,537,365
11/08/2032	2.545%	13,991,000	14,085,780
Morgan Stanley(h)
07/21/2032	2.239%	10,187,000	9,980,556
10/20/2032	2.511%	17,343,000	17,326,187
Wells Fargo & Co.(h)
10/30/2030	2.879%	609,000	633,157
02/11/2031	2.572%	32,216,000	32,883,096
Total			218,505,397
Brokerage/Asset Managers/Exchanges 0.1%
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	514,000	527,829

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hightower Holding LLC(a)
04/15/2029	6.750%	1,313,000	1,347,246
NFP Corp.(a)
08/15/2028	4.875%	665,000	674,156
08/15/2028	6.875%	2,571,000	2,581,098
Total			5,130,329
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	742,000	759,138
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	1,217,000	1,260,457
05/15/2029	4.125%	839,000	838,647
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	552,000	548,313
Interface, Inc.(a)
12/01/2028	5.500%	426,000	446,315
SRS Distribution, Inc.(a)
07/01/2028	4.625%	653,000	658,378
07/01/2029	6.125%	1,270,000	1,293,642
12/01/2029	6.000%	936,000	941,596
White Cap Buyer LLC(a)
10/15/2028	6.875%	895,000	936,900
Total			7,683,386
Cable and Satellite 1.2%
CCO Holdings LLC/Capital Corp.(a)
03/01/2030	4.750%	1,837,000	1,915,028
08/15/2030	4.500%	2,607,000	2,675,081
02/01/2031	4.250%	834,000	842,889
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	1,013,000	1,044,257
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	4,412,000	5,269,422
06/30/2062	3.950%	10,401,000	10,049,541
CSC Holdings LLC(a)
02/01/2028	5.375%	1,434,000	1,482,386
01/15/2030	5.750%	1,311,000	1,310,819
12/01/2030	4.125%	2,663,000	2,602,302
12/01/2030	4.625%	768,000	726,668
02/15/2031	3.375%	809,000	757,416
11/15/2031	5.000%	468,000	451,823
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	1,373,000	1,406,474
DISH DBS Corp.
07/01/2026	7.750%	1,701,000	1,796,771
06/01/2029	5.125%	2,411,000	2,193,722
DISH DBS Corp.(a)
12/01/2028	5.750%	1,972,000	1,993,895
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	730,000	739,836
09/15/2028	6.500%	2,023,000	2,032,746
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	1,002,000	1,001,722
07/01/2030	4.125%	483,000	484,295
Videotron Ltd.(a)
06/15/2029	3.625%	7,491,000	7,568,208
Virgin Media Finance PLC(a)
07/15/2030	5.000%	1,218,000	1,217,212
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	1,029,000	1,082,790
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	784,000	789,945
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	740,000	762,486
Ziggo BV(a)
01/15/2027	5.500%	522,000	537,633
01/15/2030	4.875%	1,527,000	1,565,218
Total			54,300,585
Chemicals 0.3%
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	709,000	686,925
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	1,009,000	1,053,186
Element Solutions, Inc.(a)
09/01/2028	3.875%	1,329,000	1,345,475
Herens Holdco Sarl(a)
05/15/2028	4.750%	989,000	968,804
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	1,228,000	1,308,401
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	972,000	1,055,042
Iris Holdings, Inc.(a),(i)
02/15/2026	8.750%	586,000	591,492
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	826,000	814,359
10/01/2029	6.250%	426,000	417,995
SPCM SA(a)
03/15/2027	3.125%	414,000	409,140
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	417,000	422,188
09/30/2029	7.500%	234,000	237,547
WR Grace Holdings LLC(a)
06/15/2027	4.875%	1,605,000	1,648,568
08/15/2029	5.625%	2,021,000	2,076,187
Total			13,035,309

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.1%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	1,621,000	1,612,251
Herc Holdings, Inc.(a)
07/15/2027	5.500%	295,000	307,108
PECF USS Intermediate Holding III Corp.(a)
11/15/2029	8.000%	123,000	127,306
Ritchie Bros Holdings, Inc.(a)
12/15/2031	4.750%	1,213,000	1,265,618
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	406,000	410,422
United Rentals North America, Inc.
01/15/2032	3.750%	495,000	498,917
Total			4,221,622
Consumer Cyclical Services 0.1%
APX Group, Inc.(a)
07/15/2029	5.750%	667,000	660,337
Staples, Inc.(a)
04/15/2026	7.500%	710,000	729,202
Uber Technologies, Inc.(a)
05/15/2025	7.500%	1,478,000	1,557,100
08/15/2029	4.500%	3,632,000	3,707,366
Total			6,654,005
Consumer Products 0.2%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	1,270,000	1,332,791
Mattel, Inc.(a)
12/15/2027	5.875%	690,000	741,811
04/01/2029	3.750%	788,000	818,219
Mattel, Inc.
10/01/2040	6.200%	3,311,000	4,287,952
Prestige Brands, Inc.(a)
01/15/2028	5.125%	470,000	489,172
Spectrum Brands, Inc.
07/15/2025	5.750%	462,000	472,124
Total			8,142,069
Diversified Manufacturing 1.0%
Carrier Global Corp.
04/05/2050	3.577%	4,503,000	4,790,240
CFX Escrow Corp.(a)
02/15/2026	6.375%	758,000	784,976
Gates Global LLC/Co.(a)
01/15/2026	6.250%	1,883,000	1,944,709
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	9,108,000	10,923,649
General Electric Co.
03/15/2032	6.750%	2,617,000	3,567,474
General Electric Co.(b)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	3.533%	11,605,000	11,468,146
Madison IAQ LLC(a)
06/30/2028	4.125%	1,154,000	1,160,081
06/30/2029	5.875%	1,564,000	1,564,161
Resideo Funding, Inc.(a)
09/01/2029	4.000%	937,000	918,965
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	607,000	650,068
Vertical Holdco GmbH(a)
07/15/2028	7.625%	317,000	339,334
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	729,000	765,698
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	3,303,000	3,498,194
06/15/2028	7.250%	543,000	597,040
Total			42,972,735
Electric 2.6%
AEP Texas, Inc.
01/15/2050	3.450%	6,785,000	6,940,581
Appalachian Power Co.
05/15/2044	4.400%	6,365,000	7,409,913
Calpine Corp.(a)
03/15/2028	5.125%	642,000	652,346
02/01/2031	5.000%	205,000	206,991
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	1,042,000	1,098,684
02/15/2031	3.750%	1,380,000	1,379,494
01/15/2032	3.750%	416,000	414,233
Consolidated Edison Co. of New York, Inc.
06/15/2047	3.875%	2,505,000	2,750,645
DTE Energy Co.
10/01/2026	2.850%	13,977,000	14,589,439
Emera US Finance LP
06/15/2046	4.750%	13,116,000	15,579,351
Georgia Power Co.
03/15/2042	4.300%	4,675,000	5,351,653
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	2,020,000	2,101,004

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.(a)
02/15/2029	3.375%	585,000	572,616
06/15/2029	5.250%	1,410,000	1,509,577
02/15/2031	3.625%	8,127,000	7,960,830
02/15/2032	3.875%	1,221,000	1,201,018
Pacific Gas and Electric Co.
07/01/2050	4.950%	14,610,000	16,003,542
PG&E Corp.
07/01/2028	5.000%	175,000	183,984
07/01/2030	5.250%	1,062,000	1,113,420
Southern Co. (The)
07/01/2046	4.400%	3,505,000	4,139,835
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	475,000	491,142
07/31/2027	5.000%	788,000	818,016
05/01/2029	4.375%	815,000	818,079
Xcel Energy, Inc.
06/15/2028	4.000%	3,716,000	4,099,708
12/01/2029	2.600%	3,308,000	3,379,835
06/01/2030	3.400%	11,830,000	12,736,667
Total			113,502,603
Environmental 0.2%
GFL Environmental, Inc.(a)
08/01/2025	3.750%	1,336,000	1,354,856
12/15/2026	5.125%	874,000	911,150
08/01/2028	4.000%	612,000	600,597
06/15/2029	4.750%	1,477,000	1,487,721
08/15/2029	4.375%	690,000	683,821
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	2,135,000	2,134,773
Total			7,172,918
Finance Companies 0.2%
Global Aircraft Leasing Co., Ltd.(a),(i)
09/15/2024	6.500%	488,584	471,929
Navient Corp.
01/25/2023	5.500%	494,000	514,735
03/15/2028	4.875%	540,000	539,321
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	1,329,000	1,372,663
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	968,000	972,571
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	2,871,000	2,909,433
Springleaf Finance Corp.
03/15/2025	6.875%	465,000	518,038
Total			7,298,690
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 1.7%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	18,916,000	23,960,395
Bacardi Ltd.(a)
05/15/2048	5.300%	13,380,000	17,595,347
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,961,000	2,017,361
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	2,256,000	2,380,366
JBS USA LUX SA/Food Co./Finance, Inc.(a)
01/15/2030	5.500%	496,000	539,514
12/01/2031	3.750%	715,000	731,407
Kraft Heinz Foods Co.
06/01/2046	4.375%	2,329,000	2,733,300
Lamb Weston Holdings, Inc.(a)
01/31/2030	4.125%	891,000	915,299
01/31/2032	4.375%	890,000	918,203
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	971,000	1,025,201
04/15/2031	4.250%	3,964,000	4,165,857
03/01/2032	3.500%	6,376,000	6,465,455
Post Holdings, Inc.(a)
03/01/2027	5.750%	2,645,000	2,735,275
04/15/2030	4.625%	733,000	743,932
09/15/2031	4.500%	1,630,000	1,617,753
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	770,000	763,436
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	618,000	609,056
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	951,000	919,403
US Foods, Inc.(a)
04/15/2025	6.250%	1,113,000	1,160,994
02/15/2029	4.750%	535,000	544,084
06/01/2030	4.625%	685,000	693,388
Total			73,235,026
Gaming 0.5%
Boyd Gaming Corp.(a)
06/15/2031	4.750%	1,070,000	1,096,775
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	2,025,000	2,036,500
CCM Merger, Inc.(a)
05/01/2026	6.375%	290,000	304,502
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	878,000	917,711
07/01/2025	6.250%	2,923,000	3,070,215
07/01/2027	8.125%	1,373,000	1,519,720

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Game Technology PLC(a)
04/15/2026	4.125%	577,000	593,203
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	905,000	966,023
02/15/2029	3.875%	197,000	207,763
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	512,000	548,112
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	1,198,000	1,215,771
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	730,000	710,612
Scientific Games International, Inc.(a)
07/01/2025	8.625%	202,000	216,213
10/15/2025	5.000%	2,888,000	2,972,089
03/15/2026	8.250%	1,195,000	1,259,783
11/15/2029	7.250%	1,255,000	1,408,026
VICI Properties LP/Note Co., Inc.(a)
02/15/2025	3.500%	1,038,000	1,058,366
12/01/2026	4.250%	770,000	801,774
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	311,000	321,587
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	518,000	543,900
10/01/2029	5.125%	241,000	245,126
Total			22,013,771
Health Care 0.6%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	636,000	668,103
04/15/2029	5.000%	1,073,000	1,110,529
AdaptHealth LLC(a)
03/01/2030	5.125%	1,672,000	1,710,044
Avantor Funding, Inc.(a)
07/15/2028	4.625%	1,043,000	1,096,061
11/01/2029	3.875%	1,816,000	1,834,563
Becton Dickinson and Co.
02/11/2031	1.957%	3,098,000	2,985,980
Charles River Laboratories International, Inc.(a)
03/15/2029	3.750%	423,000	429,534
03/15/2031	4.000%	338,000	346,227
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	943,000	976,018
03/15/2026	8.000%	843,000	885,595
03/15/2027	5.625%	279,000	295,092
04/15/2029	6.875%	888,000	906,860
HCA, Inc.
09/01/2028	5.625%	501,000	585,189
02/01/2029	5.875%	672,000	801,329
09/01/2030	3.500%	1,091,000	1,152,275
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%	554,000	556,565
Mozart Debt Merger Sub, Inc.(a)
10/01/2029	5.250%	415,000	421,461
Radiology Partners, Inc.(a)
02/01/2028	9.250%	288,000	302,576
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	899,000	912,635
Select Medical Corp.(a)
08/15/2026	6.250%	3,671,000	3,888,994
Tenet Healthcare Corp.
07/15/2024	4.625%	1,042,000	1,057,684
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	803,000	843,479
01/01/2026	4.875%	495,000	508,535
02/01/2027	6.250%	1,138,000	1,177,600
10/01/2028	6.125%	1,589,000	1,678,957
01/15/2030	4.375%	900,000	912,322
Total			28,044,207
Healthcare Insurance 0.3%
Centene Corp.
12/15/2029	4.625%	1,515,000	1,634,984
10/15/2030	3.000%	1,333,000	1,356,356
08/01/2031	2.625%	9,000,000	8,853,543
Total			11,844,883
Home Construction 0.1%
Meritage Homes Corp.(a)
04/15/2029	3.875%	1,769,000	1,864,044
Shea Homes LP/Funding Corp.(a)
04/01/2029	4.750%	700,000	716,398
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	623,000	651,081
Total			3,231,523
Independent Energy 2.5%
Apache Corp.
11/15/2025	4.625%	333,000	358,050
11/15/2027	4.875%	780,000	851,351
01/15/2030	4.250%	2,258,000	2,450,084
09/01/2040	5.100%	4,036,000	4,561,328
02/01/2042	5.250%	723,000	835,837
04/15/2043	4.750%	788,000	866,866
01/15/2044	4.250%	424,000	432,765
Callon Petroleum Co.
07/01/2026	6.375%	1,849,000	1,788,389
Callon Petroleum Co.(a)
08/01/2028	8.000%	638,000	651,327

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,485,000	4,822,106
06/30/2033	6.450%	1,795,000	2,316,528
CNX Resources Corp.(a)
03/14/2027	7.250%	1,279,000	1,356,236
01/15/2029	6.000%	808,000	840,327
Comstock Resources, Inc.(a)
03/01/2029	6.750%	557,000	603,956
01/15/2030	5.875%	566,000	580,072
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	435,000	460,155
01/30/2028	5.750%	311,000	331,733
Energuate Trust(a)
05/03/2027	5.875%	3,755,000	3,887,834
EQT Corp.
10/01/2027	3.900%	1,341,000	1,440,496
01/15/2029	5.000%	561,000	624,451
EQT Corp.(h)
02/01/2030	7.500%	321,000	412,103
EQT Corp.(a)
05/15/2031	3.625%	2,166,000	2,260,082
Hilcorp Energy I LP/Finance Co.(a)
02/01/2029	5.750%	571,000	588,238
Matador Resources Co.
09/15/2026	5.875%	1,348,000	1,383,094
Newfield Exploration Co.
01/01/2026	5.375%	487,000	540,426
Occidental Petroleum Corp.
07/15/2025	8.000%	494,000	574,194
08/15/2029	3.500%	4,083,000	4,191,134
09/01/2030	6.625%	1,880,000	2,327,195
01/01/2031	6.125%	5,569,000	6,759,755
09/15/2036	6.450%	15,612,000	19,905,920
03/15/2040	6.200%	1,074,000	1,321,119
07/15/2044	4.500%	3,146,000	3,239,300
06/15/2045	4.625%	7,102,000	7,386,080
03/15/2046	6.600%	5,510,000	7,151,365
04/15/2046	4.400%	14,012,000	14,460,804
08/15/2049	4.400%	2,217,000	2,253,248
SM Energy Co.
01/15/2027	6.625%	214,000	221,887
07/15/2028	6.500%	503,000	523,649
Southwestern Energy Co.
02/01/2029	5.375%	452,000	478,814
02/01/2032	4.750%	1,496,000	1,576,939
Total			107,615,237
Integrated Energy 0.1%
Cenovus Energy, Inc.
02/15/2052	3.750%	3,240,000	3,264,294
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lukoil International Finance BV(a)
04/24/2023	4.563%	2,256,000	2,331,580
Total			5,595,874
Leisure 0.4%
Carnival Corp.(a)
03/01/2026	7.625%	775,000	811,582
03/01/2027	5.750%	2,182,000	2,181,445
08/01/2028	4.000%	1,421,000	1,410,671
05/01/2029	6.000%	1,103,000	1,097,189
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	2,029,000	2,108,742
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	516,000	550,594
Cinemark USA, Inc.(a)
05/01/2025	8.750%	306,000	324,619
03/15/2026	5.875%	1,365,000	1,378,713
07/15/2028	5.250%	674,000	657,194
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	418,000	429,671
NCL Corp., Ltd.(a)
03/15/2026	5.875%	635,000	636,009
NCL Finance Ltd.(a)
03/15/2028	6.125%	329,000	325,530
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	320,000	341,126
07/01/2026	4.250%	861,000	835,966
08/31/2026	5.500%	1,090,000	1,108,264
04/01/2028	5.500%	1,124,000	1,140,190
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	620,000	582,406
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	1,062,000	1,073,339
Viking Cruises Ltd.(a)
09/15/2027	5.875%	504,000	479,508
Viking Ocean Cruises Ship VII Ltd.(a)
02/15/2029	5.625%	243,000	238,895
Total			17,711,653
Life Insurance 0.3%
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
12/01/2061	3.200%	2,890,000	2,859,621
10/15/2070	3.729%	2,810,000	3,113,481
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	4,984,000	5,315,784

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	992,000	1,275,947
Total			12,564,833
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
02/15/2032	3.625%	535,000	532,678
Media and Entertainment 0.4%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	1,528,000	1,547,303
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	2,040,000	2,191,177
06/01/2029	7.500%	1,070,000	1,142,671
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	728,000	753,344
iHeartCommunications, Inc.
05/01/2026	6.375%	1,610,350	1,679,105
05/01/2027	8.375%	1,789,774	1,888,741
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	844,000	877,659
01/15/2028	4.750%	569,000	577,374
Netflix, Inc.
11/15/2028	5.875%	1,470,000	1,772,394
05/15/2029	6.375%	1,124,000	1,400,962
Netflix, Inc.(a)
11/15/2029	5.375%	379,000	449,607
06/15/2030	4.875%	276,000	321,985
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	577,000	590,405
01/15/2029	4.250%	445,000	445,572
03/15/2030	4.625%	321,000	321,132
Roblox Corp.(a)
05/01/2030	3.875%	870,000	882,464
Scripps Escrow II, Inc.(a)
01/15/2031	5.375%	328,000	334,215
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	1,087,000	1,142,179
Univision Communications, Inc.(a)
05/01/2029	4.500%	713,000	722,019
Total			19,040,308
Metals and Mining 0.6%
Alcoa Nederland Holding BV(a)
03/31/2029	4.125%	553,000	572,382
Allegheny Technologies, Inc.
10/01/2029	4.875%	234,000	233,864
10/01/2031	5.125%	1,135,000	1,142,757
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Constellium NV(a)
02/15/2026	5.875%	1,087,000	1,101,466
Constellium SE(a)
06/15/2028	5.625%	1,541,000	1,618,478
04/15/2029	3.750%	1,110,000	1,092,696
Freeport-McMoRan, Inc.
09/01/2029	5.250%	667,000	729,205
03/15/2043	5.450%	8,714,000	10,954,579
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	767,000	767,346
04/01/2029	6.125%	1,409,000	1,494,253
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%	1,955,000	1,924,687
Novelis Corp.(a)
11/15/2026	3.250%	583,000	589,508
01/30/2030	4.750%	1,295,000	1,364,591
08/15/2031	3.875%	703,000	699,574
Total			24,285,386
Midstream 2.3%
Cheniere Energy Partners LP
10/01/2029	4.500%	842,000	897,106
03/01/2031	4.000%	801,000	841,561
Cheniere Energy Partners LP(a)
01/31/2032	3.250%	2,054,000	2,076,582
Cheniere Energy, Inc.
10/15/2028	4.625%	1,084,000	1,152,322
CNX Midstream Partners LP(a)
04/15/2030	4.750%	1,094,000	1,091,229
DCP Midstream Operating LP
05/15/2029	5.125%	699,000	789,128
04/01/2044	5.600%	381,000	473,835
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	297,000	304,065
DT Midstream, Inc.(a)
06/15/2031	4.375%	1,231,000	1,283,218
Enterprise Products Operating LLC
01/31/2060	3.950%	4,930,000	5,321,439
EQM Midstream Partners LP(a)
07/01/2025	6.000%	354,000	384,900
07/01/2027	6.500%	894,000	1,002,939
01/15/2029	4.500%	679,000	706,289
01/15/2031	4.750%	2,109,000	2,228,952
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2040	3.250%	1,925,000	1,946,723
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	1,262,000	1,266,127
ITT Holdings LLC(a)
08/01/2029	6.500%	634,000	626,509

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	202,000	234,995
Kinder Morgan, Inc.
02/15/2046	5.050%	10,253,000	12,277,244
MPLX LP
04/15/2048	4.700%	6,430,000	7,487,908
NuStar Logistics LP
10/01/2025	5.750%	2,532,000	2,722,308
06/01/2026	6.000%	624,000	680,626
04/28/2027	5.625%	345,000	365,330
10/01/2030	6.375%	1,173,000	1,308,135
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	18,015,000	19,214,890
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	418,000	418,534
Sunoco LP/Finance Corp.
04/15/2027	6.000%	477,000	496,965
Targa Resources Partners LP/Finance Corp.
04/15/2026	5.875%	779,000	815,520
02/01/2027	5.375%	839,000	864,336
01/15/2028	5.000%	1,240,000	1,307,922
01/15/2029	6.875%	208,000	232,750
03/01/2030	5.500%	2,170,000	2,373,718
02/01/2031	4.875%	2,862,000	3,109,267
Targa Resources Partners LP/Finance Corp.(a)
01/15/2032	4.000%	5,378,000	5,630,616
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	610,000	603,474
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	1,650,000	1,717,501
08/15/2031	4.125%	953,000	1,016,858
11/01/2033	3.875%	1,048,000	1,100,988
Western Gas Partners LP
08/15/2048	5.500%	5,052,000	6,039,397
Williams Companies, Inc. (The)
09/15/2045	5.100%	3,178,000	3,923,155
10/15/2051	3.500%	3,776,000	3,833,215
Total			100,168,576
Natural Gas 0.4%
NiSource, Inc.
05/01/2030	3.600%	4,570,000	4,936,927
02/15/2043	5.250%	990,000	1,274,047
05/15/2047	4.375%	10,560,000	12,565,739
Sempra Energy
06/15/2027	3.250%	637,000	673,276
Total			19,449,989
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	206,000	214,538
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	1,102,269	1,063,545
Total			1,278,083
Other REIT 0.2%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	1,197,000	1,193,001
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	1,295,000	1,312,364
02/01/2027	4.250%	739,000	743,486
06/15/2029	4.750%	1,998,000	2,048,484
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	513,000	537,177
RHP Hotel Properties LP/Finance Corp.(a)
02/15/2029	4.500%	488,000	491,718
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	643,000	643,866
Service Properties Trust
03/15/2024	4.650%	476,000	469,974
10/01/2024	4.350%	221,000	216,565
12/15/2027	5.500%	292,000	299,801
Total			7,956,436
Packaging 0.3%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	2,174,000	2,155,944
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	1,619,000	1,655,155
08/15/2027	5.250%	1,020,000	1,030,015
08/15/2027	5.250%	451,000	454,472
Berry Global, Inc.(a)
02/15/2026	4.500%	640,000	648,918
BWAY Holding Co.(a)
04/15/2024	5.500%	637,000	642,676
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	474,000	474,992
Canpack SA/US LLC(a)
11/15/2029	3.875%	1,735,000	1,693,098
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	1,182,000	1,226,622
LABL, Inc.(a)
11/01/2028	5.875%	157,000	161,779

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	2,488,000	2,597,984
08/15/2027	8.500%	677,000	715,430
Total			13,457,085
Pharmaceuticals 0.7%
AbbVie, Inc.
06/15/2044	4.850%	7,435,000	9,320,142
11/21/2049	4.250%	2,810,000	3,373,654
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	774,000	790,004
04/01/2026	9.250%	3,250,000	3,451,502
01/31/2027	8.500%	458,000	484,287
08/15/2027	5.750%	1,428,000	1,483,467
06/01/2028	4.875%	441,000	452,452
02/15/2029	6.250%	1,282,000	1,219,852
02/15/2031	5.250%	1,093,000	964,362
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	497,000	505,004
06/30/2028	6.000%	691,000	515,788
Endo Luxembourg Finance Co I Sarl/US, Inc.(a)
04/01/2029	6.125%	1,016,000	994,753
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	715,000	721,662
Organon Finance 1 LLC(a)
04/30/2028	4.125%	2,643,000	2,709,952
04/30/2031	5.125%	1,605,000	1,676,703
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	219,000	223,729
Total			28,887,313
Property & Casualty 0.2%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	628,000	629,787
10/15/2027	6.750%	1,731,000	1,795,907
11/01/2029	5.875%	641,000	652,650
AssuredPartners, Inc.(a)
01/15/2029	5.625%	553,000	539,975
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	1,805,000	1,771,787
HUB International Ltd.(a)
12/01/2029	5.625%	1,202,000	1,237,769
Radian Group, Inc.
03/15/2025	6.625%	1,857,000	2,056,174
Total			8,684,049
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	814,000	824,168
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IRB Holding Corp.(a)
06/15/2025	7.000%	3,115,000	3,294,982
02/15/2026	6.750%	1,906,000	1,945,276
Total			6,064,426
Retailers 0.1%
Asbury Automotive Group Inc.(a)
02/15/2032	5.000%	275,000	284,107
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	275,000	280,629
L Brands, Inc.(a)
10/01/2030	6.625%	656,000	744,560
L Brands, Inc.
11/01/2035	6.875%	431,000	536,496
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	1,198,000	1,231,566
02/15/2029	7.750%	735,000	802,405
Total			3,879,763
Supermarkets 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2028	5.875%	648,000	688,084
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2030	4.875%	924,000	998,746
Total			1,686,830
Technology 1.5%
Broadcom, Inc.(a)
04/15/2034	3.469%	11,191,000	11,675,866
11/15/2036	3.187%	2,726,000	2,734,825
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	661,000	666,257
07/01/2029	4.875%	1,245,000	1,264,750
CommScope Technologies LLC(a)
06/15/2025	6.000%	455,000	455,498
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%	378,000	386,571
Gartner, Inc.(a)
07/01/2028	4.500%	458,000	478,343
10/01/2030	3.750%	730,000	742,079
HealthEquity, Inc.(a)
10/01/2029	4.500%	1,406,000	1,395,708
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	1,370,000	1,347,863
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	789,000	812,786
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	1,609,000	1,626,093

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCR Corp.(a)
04/15/2029	5.125%	1,323,000	1,368,018
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	453,000	467,721
07/15/2029	4.500%	735,000	722,988
10/01/2030	5.875%	182,000	192,163
07/15/2031	4.750%	548,000	543,030
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	2,090,000	2,228,611
02/15/2042	3.125%	3,869,000	3,889,969
Oracle Corp.
04/01/2050	3.600%	16,051,000	15,718,993
03/25/2061	4.100%	5,017,000	5,237,937
Plantronics, Inc.(a)
03/01/2029	4.750%	2,751,000	2,622,642
PTC, Inc.(a)
02/15/2025	3.625%	484,000	491,283
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	239,000	270,047
09/01/2025	7.375%	333,000	346,323
Switch Ltd.(a)
06/15/2029	4.125%	738,000	757,344
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	625,000	648,170
Tencent Holdings Ltd.(a)
06/03/2050	3.240%	4,250,000	4,038,910
Verscend Escrow Corp.(a)
08/15/2026	9.750%	1,588,000	1,678,035
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	2,031,000	2,007,303
Total			66,816,126
Wireless 1.0%
Altice France Holding SA(a)
05/15/2027	10.500%	404,000	434,493
02/15/2028	6.000%	1,298,000	1,241,511
Altice France SA(a)
02/01/2027	8.125%	290,000	309,225
01/15/2028	5.500%	2,169,000	2,150,181
07/15/2029	5.125%	879,000	857,487
10/15/2029	5.500%	474,000	469,260
American Tower Corp.
08/15/2029	3.800%	10,707,000	11,657,569
09/15/2031	2.300%	2,981,000	2,898,184
Sprint Corp.
03/01/2026	7.625%	1,011,000	1,212,285
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile USA, Inc.
02/01/2028	4.750%	553,000	582,161
04/15/2030	3.875%	390,000	426,764
02/15/2031	2.875%	684,000	675,300
04/15/2031	3.500%	1,240,000	1,290,846
02/15/2041	3.000%	5,455,000	5,315,387
T-Mobile USA, Inc.(a)
04/15/2031	3.500%	1,217,000	1,261,417
10/15/2052	3.400%	7,416,000	7,394,715
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	1,574,000	1,542,504
07/15/2031	4.750%	2,033,000	2,066,854
Total			41,786,143
Wirelines 1.8%
AT&T, Inc.
09/15/2055	3.550%	9,878,000	9,896,240
12/01/2057	3.800%	23,528,000	24,515,223
Cablevision Lightpath LLC(a)
09/15/2028	5.625%	429,000	423,295
CenturyLink, Inc.
03/15/2022	5.800%	960,000	969,102
04/01/2025	5.625%	1,124,000	1,189,114
CenturyLink, Inc.(a)
12/15/2026	5.125%	468,000	486,913
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	1,456,000	1,435,049
03/01/2028	6.125%	945,000	932,516
Iliad Holding SAS(a)
10/15/2026	6.500%	908,000	954,697
10/15/2028	7.000%	1,111,000	1,169,084
Northwest Fiber LLC/Finance Sub, Inc.(a)
02/15/2028	6.000%	504,000	495,333
Verizon Communications, Inc.(a)
03/15/2032	2.355%	10,614,000	10,468,512
Verizon Communications, Inc.
08/10/2033	4.500%	21,063,000	24,815,757
Total			77,750,835
Total Corporate Bonds & Notes (Cost $1,207,991,415)			1,256,220,089

Foreign Government Obligations(j),(k) 3.8%

Belarus 0.0%
Republic of Belarus International Bond(a)
02/28/2023	6.875%	1,365,000	1,345,174

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	956,000	1,019,575
05/15/2029	4.250%	571,000	572,631
Total			1,592,206
Colombia 0.7%
Colombia Government International Bond
04/15/2031	3.125%	4,788,000	4,314,840
04/22/2032	3.250%	4,160,000	3,745,181
02/26/2044	5.625%	2,500,000	2,422,480
05/15/2049	5.200%	9,733,000	8,954,424
Ecopetrol SA
04/29/2030	6.875%	8,700,000	9,721,252
Total			29,158,177
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/25/2027	5.950%	1,630,000	1,818,100
Egypt 0.1%
Egypt Government International Bond(a)
01/31/2047	8.500%	2,105,000	1,866,644
Honduras 0.1%
Honduras Government International Bond(a)
03/15/2024	7.500%	3,545,000	3,748,529
03/15/2024	7.500%	2,256,000	2,385,524
Total			6,134,053
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%	4,650,000	4,734,118
Indonesia 0.5%
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%	708,000	754,303
05/15/2030	5.450%	3,550,000	4,059,710
PT Pertamina Persero(a)
05/30/2044	6.450%	3,400,000	4,457,409
01/21/2050	4.175%	11,536,000	11,967,944
Total			21,239,366
Mexico 1.0%
Petroleos Mexicanos
09/21/2047	6.750%	20,422,000	18,069,295
01/23/2050	7.690%	10,000,000	9,646,043
01/28/2060	6.950%	17,920,000	15,928,825
Total			43,644,163
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Qatar 0.3%
Qatar Government International Bond(a)
03/14/2049	4.817%		5,000,000	6,564,584
Qatar Petroleum(a)
07/12/2031	2.250%		4,615,000	4,572,275
Total				11,136,859
Romania 0.3%
Romanian Government International Bond(a)
05/26/2028	2.875%	EUR	9,400,000	11,536,177
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%		2,740,000	2,969,244
Saudi Arabia 0.2%
Saudi Government International Bond(a)
04/17/2049	5.000%		5,250,000	6,662,249
Senegal 0.0%
Senegal Government International Bond(a)
05/23/2033	6.250%		1,775,000	1,829,090
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2029	4.850%		5,000,000	5,161,267
Turkey 0.1%
Turkey Government International Bond
02/17/2028	5.125%		4,000,000	3,582,257
Ukraine 0.0%
Ukraine Government International Bond(a)
09/25/2032	7.375%		1,800,000	1,607,661
United Arab Emirates 0.2%
Abu Dhabi National Energy Co. PJSC(a)
01/12/2023	3.625%		613,000	629,956
DP World Ltd.(a)
09/25/2048	5.625%		2,278,000	2,806,157
DP World PLC(a)
07/02/2037	6.850%		2,660,000	3,511,918
Total				6,948,031
Total Foreign Government Obligations (Cost $166,181,742)				162,964,836

Residential Mortgage-Backed Securities - Agency 15.3%

Federal Home Loan Mortgage Corp.(l)
08/01/2045	3.500%		16,360,814	17,734,401
10/01/2045	4.000%		3,929,294	4,261,681

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
10/01/2045	4.000%	3,397,900	3,649,219
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	5.790%	506,267	80,235
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	5.940%	1,149,947	243,919
CMO Series 4831 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/15/2048	6.090%	10,745,008	2,223,447
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	5.948%	31,069,024	5,765,563
CMO Series 4979 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 06/25/2048	5.948%	12,617,294	2,529,833
CMO STRIPS Series 2012-278 Class S1
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/15/2042	5.940%	2,748,906	448,382
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.860%	1,324,764	232,214
Federal Home Loan Mortgage Corp.(g)
CMO Series 4176 Class BI
03/15/2043	3.500%	1,212,547	169,296
Federal Home Loan Mortgage Corp.(f),(g)
CMO Series 4620 Class AS
11/15/2042	1.611%	1,453,509	84,454
Federal National Mortgage Association
02/01/2027- 08/01/2029	3.000%	7,785,241	8,167,950
08/01/2034	5.500%	513,820	582,362
08/01/2040- 08/01/2041	4.500%	2,302,157	2,505,757
08/01/2043- 06/01/2045	3.500%	5,039,475	5,424,894
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/2044- 05/01/2048	4.000%	12,151,639	13,288,505
CMO Series 2017-72 Class B
09/25/2047	3.000%	14,758,056	15,313,965
Federal National Mortgage Association(l)
10/01/2040- 06/01/2044	4.500%	5,945,774	6,561,750
02/01/2048	4.000%	8,787,044	9,427,484
Federal National Mortgage Association(g)
CMO Series 2012-131 Class MI
01/25/2040	3.500%	1,462,198	79,426
CMO Series 2020-76 Class EI
11/25/2050	2.500%	30,161,114	4,986,748
CMO Series 2021-3 Class TI
02/25/2051	2.500%	98,230,652	16,268,882
Federal National Mortgage Association(b),(g)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	5.798%	2,333,579	429,632
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.048%	3,100,246	594,584
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.898%	1,741,093	300,828
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.898%	10,349,393	1,868,778
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.898%	25,992,834	4,842,507
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	6.048%	12,622,128	2,627,407
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	5.998%	11,099,362	2,044,539

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-54 Class NS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.048%	9,421,961	1,916,779
CMO Series 2017-54 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.048%	18,491,256	3,503,732
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	6.098%	12,611,505	2,593,425
CMO Series 2018-67 MS Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	6.098%	10,835,808	1,998,966
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	6.048%	19,001,895	3,648,962
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.948%	41,962,578	7,351,298
CMO Series 2019-60 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.948%	29,811,858	5,565,931
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	5.948%	22,864,160	5,010,742
Freddie Mac REMICS(g)
CMO Series 5152 Class XI
11/25/2050	2.500%	63,591,777	8,993,105
Government National Mortgage Association(l)
04/20/2048	4.500%	12,171,330	12,967,986
Government National Mortgage Association(g)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	3,812,278	346,119
CMO Series 2020-175 Class KI
11/20/2050	2.500%	65,788,923	9,471,197
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-191 Class UG
12/20/2050	3.500%	40,716,870	6,134,668
CMO Series 2021-119 Class QI
07/20/2051	3.000%	36,459,977	4,994,120
CMO Series 2021-16 Class KI
01/20/2051	2.500%	44,817,844	6,485,048
CMO Series 2021-9 Class MI
01/20/2051	2.500%	43,257,108	4,978,249
Government National Mortgage Association(b),(g)
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	6.096%	12,778,669	2,970,924
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	6.096%	17,051,265	3,165,515
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.096%	7,683,678	1,541,237
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	6.046%	10,497,318	1,781,202
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.096%	10,383,343	1,644,360
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.096%	12,129,162	2,046,392
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	6.146%	15,545,143	2,974,342
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	6.096%	12,624,899	2,053,442

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-139 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	6.046%	8,951,745	1,357,354
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	6.096%	24,823,173	4,206,148
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	6.046%	20,951,375	3,395,355
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	6.096%	12,980,160	2,589,920
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	6.096%	13,527,767	2,143,377
CMO Series 2018-97 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	6.096%	13,387,741	1,874,805
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	5.896%	20,359,505	3,509,054
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	6.046%	14,975,897	2,593,283
CMO Series 2019-56 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	6.046%	15,895,396	2,600,957
CMO Series 2019-59 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2049	5.946%	15,480,079	2,411,957
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-85 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2049	6.046%	14,281,460	2,305,195
CMO Series 2019-90 Class SD
-1.0 x 1-month USD LIBOR + 6.150% 07/20/2049	6.046%	20,000,968	3,493,425
CMO Series 2020-188 Class SA
1-month USD LIBOR + 6.300% Cap 6.300% 12/20/2050	6.196%	22,532,091	5,040,517
CMO Series 2020-21 Class VS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2050	5.946%	10,569,042	1,607,291
CMO Series 2020-62 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	6.046%	15,394,196	2,477,694
Government National Mortgage Association TBA(m)
01/20/2052	2.500%	96,000,000	98,366,250
Uniform Mortgage-Backed Security TBA(m)
01/18/2037- 01/13/2052	2.500%	52,500,000	54,136,894
01/18/2037- 01/13/2052	3.000%	190,000,000	197,543,359
01/18/2037	3.500%	8,000,000	8,421,875
01/13/2052	2.000%	10,000,000	9,974,219
01/13/2052	4.000%	20,000,000	21,278,125
Total Residential Mortgage-Backed Securities - Agency (Cost $663,384,414)			668,203,437

Residential Mortgage-Backed Securities - Non-Agency 27.5%

510 Asset Backed Trust(a),(f)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	17,034,529	16,875,576
AlphaFlow Transitional Mortgage Trust(a)
CMO Series 2021-WL1 Class A1
01/25/2026	3.280%	5,000,000	5,018,661
Angel Oak Mortgage Trust(a),(f)
CMO Series 2020-R1 Class M1
04/25/2053	2.621%	3,918,000	3,931,490
Angel Oak Mortgage Trust I LLC(a),(f)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	10,544,000	10,556,658
CMO Series 2019-2 Class A2
03/25/2049	3.782%	1,226,324	1,230,785

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-2 Class A3
03/25/2049	3.833%	1,019,785	1,023,004
Arroyo Mortgage Trust(a),(f)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	3,752,344	3,774,681
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	3.452%	5,626,283	5,639,917
CMO Series 2019-2A Class M1C
1-month USD LIBOR + 2.000% Floor 2.000% 04/25/2029	2.102%	9,907,000	9,907,014
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.702%	24,746,241	24,812,642
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	2.952%	5,750,000	5,788,530
CMO Series 2020-3A Class M1C
1-month USD LIBOR + 3.700% Floor 3.700% 10/25/2030	3.802%	13,300,000	13,825,953
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.200% Floor 2.200% 03/25/2031	2.210%	15,350,000	15,479,571
CMO Series 2021-2A Class M1B
30-day Average SOFR + 1.500% Floor 1.500% 06/25/2031	1.510%	7,000,000	7,000,086
BRAVO Residential Funding Trust(a),(f)
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	2,537,002	2,559,093
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	1,138,512	1,147,010
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	3,750,000	3,725,481
Bunker Hill Loan Depositary Trust(a),(f)
CMO Series 2019-3 Class A3
11/25/2059	3.135%	5,712,234	5,761,448
BVRT Financing Trust(a),(b),(d),(e)
CMO Series 2021-2F Class M1
30-day Average SOFR + 1.550% Floor 1.550% 01/10/2032	1.600%	1,438,678	1,440,548
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-CRT1 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 01/10/2033	2.345%	3,164,368	3,172,278
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-3F Class M1
30-day Average SOFR + 1.750% Floor 1.750% 07/12/2033	1.800%	21,407,919	21,407,919
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	2.950%	23,700,000	23,700,000
CMO Series 2021-CRT2 Class M1
1-month USD LIBOR + 1.750% Floor 1.750% 11/10/2032	1.851%	510,966	510,966
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.852%	14,900,000	14,944,758
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	1.178%	1,310,522	1,281,919
Citigroup Mortgage Loan Trust, Inc.(a),(f)
CMO Series 2014-12 Class 3A1
10/25/2035	2.959%	157,537	157,337
CMO Series 2015-A Class A4
06/25/2058	4.250%	71,054	71,240
CMO Series 2019-IMC1 Class A3
07/25/2049	3.030%	2,144,402	2,142,284
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B3
01/25/2053	4.250%	2,680,650	2,757,338
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	4,661,518	4,694,519
COLT Mortgage Loan Trust(a),(f)
CMO Series 2020-2 Class A2
03/25/2065	3.094%	3,906,000	3,925,429
CMO Series 2021-3 Class A1
09/27/2066	0.956%	13,960,897	13,913,068
CMO Series 2021-3 Class A2
09/27/2066	1.162%	5,776,923	5,745,447
CMO Series 2021-5 Class A3
12/31/2049	2.807%	8,381,000	8,423,458
CSMC Trust(a),(f)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.424%	8,461,557	8,671,655

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-RPL6 Class A1
03/25/2059	2.688%	10,605,198	10,491,746
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	10,265,187	10,276,828
Deephaven Residential Mortgage Trust(a),(f)
CMO Series 2021-4 Class A3
11/25/2066	2.239%	7,915,639	7,919,160
Ellington Financial Mortgage Trust(a),(f)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	5,761,000	5,820,009
Figure Line of Credit Trust(a),(f)
CMO Series 2020-1 Class A
09/25/2049	4.040%	3,268,875	3,248,218
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	1.700%	7,200,000	7,228,920
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	5.852%	3,600,000	3,736,733
GCAT LLC(a),(f)
CMO Series 2020-3 Class A1
09/25/2025	2.981%	12,320,939	12,412,397
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	15,720,924	15,629,711
GCAT Trust(a),(f)
CMO Series 2019-NQM3 Class A3
11/25/2059	3.043%	6,836,650	6,886,854
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	9,818,434	9,797,870
CMO Series 2021-NQM6 Class A2
08/25/2066	2.710%	5,000,000	5,011,743
CMO Series 2021-NQM6 Class A3
08/25/2066	2.810%	8,003,000	8,006,901
Home Re Ltd.(a),(b)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 3.250% Floor 3.250% 10/25/2030	3.352%	8,944,086	8,971,685
CMO Series 2021-2 Class M1B
30-day Average SOFR + 1.600% 01/25/2034	1.650%	15,662,000	15,623,406
Homeward Opportunities Fund Trust(a),(f)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	14,935,372	15,142,506
Imperial Fund Mortgage Trust(a),(f)
CMO Series 2021-NQM4 Class A2
01/25/2057	2.296%	4,984,477	4,983,096
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Legacy Mortgage Asset Trust(a),(f)
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	10,011,515	9,924,249
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	22,687,851	22,520,766
Loan Revolving Advance Investment Trust(a),(b),(d),(e)
CMO Series 2021-1 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 12/31/2022	2.837%	16,500,000	16,500,000
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	2.838%	26,000,000	26,000,000
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-2 Class B
1-month USD LIBOR + 1.100% Floor 1.100% 11/25/2053	1.202%	7,350,000	7,329,673
CMO Series 2020-2 Class C
1-month USD LIBOR + 1.300% Floor 1.300% 11/25/2053	1.402%	11,200,000	11,202,196
CMO Series 2020-2 Class D
1-month USD LIBOR + 1.450% Floor 1.450% 11/25/2053	1.552%	4,150,000	4,134,488
CMO Series 2020-2 Class E
1-month USD LIBOR + 2.250% Floor 2.250% 11/25/2053	2.352%	1,750,000	1,741,810
MFA Trust(a),(f)
CMO Series 2020-NQM2 Class M1
04/25/2065	3.034%	10,000,000	10,075,964
MRA Issuance Trust(a),(b)
CMO Series 2021-14 Class A1X
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2022	1.336%	40,000,000	39,999,286
CMO Series 2021-EBO4 Class A1X
1-month USD LIBOR + 1.750% Floor 1.750% 02/16/2022	1.840%	31,000,000	31,002,280
CMO Series 2021-NA1 Class A1X
1-month USD LIBOR + 1.500% Floor 1.500% 03/08/2022	1.600%	15,000,000	15,003,105

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MRA Issuance Trust(a),(b),(d),(e)
CMO Series 2021-EBO8 Class A1
1-month USD LIBOR + 2.750% Floor 2.750% 02/16/2022	2.846%	12,000,000	12,000,000
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2021-GNT1 Class A
11/25/2026	3.474%	15,342,123	15,329,622
Series 2020-PLS1 Class A
12/25/2025	3.844%	8,297,619	8,333,316
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	1.652%	1,962,255	1,966,387
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	1.502%	257,839	258,081
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.052%	14,000,000	14,061,132
Oaktown Re Ltd.(a),(b)
Subordinated CMO Series 2017-1A Class M2
1-month USD LIBOR + 4.000% 04/25/2027	4.102%	937,793	941,687
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	2.100%	4,100,000	4,105,052
PMC PLS ESR Issuer LLC(a)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	5,416,175	5,440,985
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.102%	7,732,305	7,723,761
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.852%	7,207,740	7,146,641
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	2.952%	54,900,000	55,038,584
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.752%	73,650,000	73,729,115
Point Securitization Trust(a),(f)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	20,136,218	20,136,200
Preston Ridge Partners Mortgage(a),(f)
CMO Series 2021-2 Class A1
03/25/2026	2.115%	12,084,491	12,071,339
Preston Ridge Partners Mortgage LLC(a),(f)
CMO Series 2021-3 Class A1
04/25/2026	1.867%	15,028,507	14,930,135
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	30,814,828	30,683,819
CMO Series 2021-7 Class A1
08/25/2026	1.867%	11,896,522	11,780,883
Preston Ridge Partners Mortgage Trust LLC(a),(f)
CMO Series 2021-8 Class A1
09/25/2026	1.743%	13,710,171	13,497,348
Pretium Mortgage Credit Partners LLC(a),(f)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	10,915,319	10,820,259
PRPM LLC(a),(f)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	8,836,124	8,737,231
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	1.852%	8,423,377	8,435,446
Residential Mortgage Loan Trust(a),(f)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	1,349,288	1,351,676
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A1
09/25/2050	3.568%	1,710,193	1,718,119
SG Residential Mortgage Trust(a),(f)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	7,700,000	7,775,978
Stanwich Mortgage Loan Co. LLC(a),(f)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	15,239,371	15,202,363
Starwood Mortgage Residential Trust(a)
CMO Series 2020-INV1 Class M1
11/25/2055	2.501%	2,900,000	2,901,527
Starwood Mortgage Residential Trust(a),(f)
CMO Series 2021-3 Class A1
06/25/2056	1.127%	4,925,050	4,863,590

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	29

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Stonnington Mortgage Trust(a),(d),(f)
CMO Series 2020-1 Class A
07/28/2024	3.500%	19,998,950	19,998,950
Toorak Mortgage Corp., Ltd.(a),(f)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	1,337,405	1,343,479
CMO Series 2021-1 Class A1
06/25/2024	2.240%	11,000,000	10,941,838
Toorak Mortgage Corp., Ltd.(f)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	9,009,875	9,021,615
Towd Point Mortgage Trust(a),(f)
CMO Series 2019-4 Class M1B
10/25/2059	3.000%	24,114,000	24,648,436
Triangle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1C
1-month USD LIBOR + 3.400% Floor 3.400% 08/25/2033	3.502%	14,000,000	14,057,015
CMO Series 2021-2 Class M1B
1-month USD LIBOR + 2.600% Floor 2.600% 10/25/2033	2.702%	15,000,000	15,139,874
VCAT Asset Securitization LLC(a),(f)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	17,169,900	16,875,936
VCAT LLC(a),(f)
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	23,252,849	22,944,586
Vericrest Opportunity Loan Transferee XCIX LLC(a),(f)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	12,123,704	12,070,832
Verus Securitization Trust(a),(f)
CMO Series 2019-3 Class A3
07/25/2059	3.040%	5,919,645	5,934,003
CMO Series 2019-4 Class A3
11/25/2059	3.000%	3,757,617	3,783,154
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	7,111,039	7,168,088
CMO Series 2020-1 Class A3
01/25/2060	2.724%	16,146,610	16,223,420
CMO Series 2020-NPL1 Class A1
08/25/2050	3.598%	3,384,655	3,387,249
CMO Series 2021-5 Class A2
09/25/2066	1.218%	4,011,640	3,981,175
CMO Series 2021-5 Class A3
09/25/2066	1.373%	7,593,462	7,529,354
CMO Series 2021-5 Class M1
09/25/2066	2.331%	3,800,000	3,743,468
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-7 Class A3
10/25/2066	2.240%	11,278,633	11,263,375
Visio Trust(a),(f)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	4,598,099	4,661,025
ZH Trust(a)
CMO Series 2021-1 Class A
02/18/2027	2.253%	12,100,000	12,019,858
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $1,189,175,622)			1,199,356,369

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace & Co.(b),(n)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	4.250%	860,000	860,645
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 10/01/2025	3.852%	268,930	264,560
Consumer Products 0.1%
SWF Holdings I Corp.(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	4.750%	1,670,000	1,653,300
Food and Beverage 0.0%
BellRing Brands LLC(b),(n)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/21/2024	4.750%	167,079	167,209
Media and Entertainment 0.0%
Cengage Learning, Inc.(b),(n)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	1,403,380	1,405,864

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.1%
Ascend Learning LLC(b),(n),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	4.000%	798,000	796,173
Ascend Learning LLC(b),(n)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	6.250%	475,000	475,793
DCert Buyer, Inc.(b),(n)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	7.104%	790,000	790,000
Epicore Software Corp.(b),(n)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	235,000	240,092
Project Alpha Intermediate Holding, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	5.000%	219,851	219,990
UKG, Inc.(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	3.750%	478,670	475,827
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	5.750%	923,000	924,735
Total			3,922,610
Total Senior Loans (Cost $8,265,239)			8,274,188

U.S. Treasury Obligations 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2027	2.250%	30,048,500	31,532,144
U.S. Treasury(l)
08/15/2048	3.000%	7,560,000	9,259,819
Total U.S. Treasury Obligations (Cost $37,272,716)			40,791,963

Options Purchased Calls 0.0%
Value ($)
(Cost $7,039,110)	211,551

Options Purchased Puts 0.3%

(Cost $12,661,990)	12,159,538

Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(p),(q)	191,972,701	191,934,307
Total Money Market Funds (Cost $191,938,429)		191,934,307
Total Investments in Securities (Cost: $4,671,408,598)		4,728,193,311
Other Assets & Liabilities, Net		(368,661,786)
Net Assets		4,359,531,525

At December 31, 2021, securities and/or cash totaling $39,292,459 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
10,556,000 EUR	12,035,698 USD	UBS	01/11/2022	15,943	—

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	31

Portfolio of Investments  (continued)
December 31, 2021
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	778	03/2022	EUR	114,373,780	—	(2,442,251)
U.S. Treasury 10-Year Note	6,153	03/2022	USD	802,774,219	5,448,026	—
U.S. Treasury 10-Year Note	1,350	03/2022	USD	176,132,813	—	(1,226,003)
U.S. Treasury 2-Year Note	792	03/2022	USD	172,792,126	—	(348,124)
U.S. Treasury 5-Year Note	2,256	03/2022	USD	272,923,126	—	(163,208)
U.S. Treasury Ultra 10-Year Note	146	03/2022	USD	21,379,875	133,125	—
U.S. Ultra Treasury Bond	650	03/2022	USD	128,131,250	476,467	—
Total					6,057,618	(4,179,586)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(617)	03/2022	EUR	(105,735,290)	2,252,358	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	277,300,000	277,300,000	1.00	01/21/2022	2,357,050	3,965
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	232,300,000	232,300,000	1.10	01/24/2022	2,137,160	17,028
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	50,000,000	50,000,000	1.00	07/08/2022	510,000	175,935
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	199,500,000	199,500,000	1.10	01/24/2022	2,034,900	14,623
Total							7,039,110	211,551

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	200,300,000	200,300,000	1.75	07/15/2022	3,465,190	3,382,426
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	279,500,000	279,500,000	1.75	11/09/2022	6,540,300	6,581,806
5-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	253,000,000	253,000,000	1.50	05/20/2022	2,656,500	2,195,306
Total							12,661,990	12,159,538

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(220,000,000)	(220,000,000)	2.20	03/17/2022	(4,114,000)	(301,576)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(188,000,000)	(188,000,000)	1.10	05/03/2022	(799,000)	(746,642)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(188,100,000)	(188,100,000)	1.25	05/23/2022	(695,970)	(611,005)
2-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(188,100,000)	(188,100,000)	1.25	05/23/2022	(742,995)	(611,005)
Total							(6,351,965)	(2,270,228)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	17,000,000	1,516,720	(9,917)	710,821	—	795,982	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	3,700,000	175,172	(2,158)	129,663	—	43,351	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	4,000,000	356,874	(2,333)	239,252	—	115,289	—
Total							2,048,766	(14,408)	1,079,736	—	954,622	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 37	Morgan Stanley	12/20/2026	5.000	Quarterly	USD	93,799,800	(82,147)	—	—	—	(82,147)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	5.156	USD	9,000,000	(802,969)	5,250	—	(2,016,695)	1,218,976	—
Markit CMBX North America Index, Series 12 BBB-	Goldman Sachs International	08/17/2061	3.000	Monthly	3.927	USD	7,100,000	(367,203)	4,142	—	(390,412)	27,351	—
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	3.809	USD	10,400,000	(537,876)	6,067	—	(563,895)	32,086	—
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	3.809	USD	7,600,000	(393,063)	4,433	—	(393,529)	4,899	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	33

Portfolio of Investments  (continued)
December 31, 2021
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.156	USD	10,000,000	(892,188)	5,833	—	(2,219,050)	1,332,695	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.156	USD	10,000,000	(892,187)	5,833	—	(1,718,950)	832,596	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.156	USD	11,250,000	(1,003,712)	6,563	—	(1,802,011)	804,862	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	5.156	USD	9,500,000	(847,579)	5,542	—	(1,572,483)	730,446	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	3.952	USD	6,100,000	(288,797)	3,558	—	(916,450)	631,211	—
Markit CMBX North America Index, Series 13 BBB-	JPMorgan	12/16/2072	3.000	Monthly	3.809	USD	7,600,000	(393,062)	4,433	—	(436,517)	47,888	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.156	USD	15,000,000	(1,338,282)	8,750	—	(3,319,002)	1,989,470	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.156	USD	10,000,000	(892,188)	5,833	—	(2,008,307)	1,121,952	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.156	USD	14,250,000	(1,271,367)	8,312	—	(2,358,724)	1,095,669	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	5.156	USD	7,000,000	(624,532)	4,083	—	(1,364,249)	743,800	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	3.952	USD	12,200,000	(577,595)	7,117	—	(755,867)	185,389	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	3.927	USD	10,700,000	(553,392)	6,242	—	(513,104)	—	(34,046)
Total								(11,675,992)	91,991	—	(22,349,245)	10,799,290	(34,046)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $2,848,074,407, which represents 65.33% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(c)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of December 31, 2021 and is not reflective of the cash flow payments.
(d)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $105,581,058, which represents 2.42% of total net assets.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(i)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(j)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(k)	Principal and interest may not be guaranteed by a governmental entity.
(l)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(m)	Represents a security purchased on a when-issued basis.
(n)	The stated interest rate represents the weighted average interest rate at December 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(o)	Represents a security purchased on a forward commitment basis.
(p)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(q)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	279,463,875	1,852,856,353	(1,940,381,799)	(4,122)	191,934,307	(10,578)	134,095	191,972,701
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	35

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	185,787	—	185,787
Asset-Backed Securities — Non-Agency	—	704,739,244	70,733,084	775,472,328
Commercial Mortgage-Backed Securities - Agency	—	72,555,577	—	72,555,577
Commercial Mortgage-Backed Securities - Non-Agency	—	335,591,908	—	335,591,908
Convertible Bonds	—	4,271,433	—	4,271,433
Corporate Bonds & Notes	—	1,256,220,089	—	1,256,220,089
Foreign Government Obligations	—	162,964,836	—	162,964,836
Residential Mortgage-Backed Securities - Agency	—	668,203,437	—	668,203,437
Residential Mortgage-Backed Securities - Non-Agency	—	1,074,625,708	124,730,661	1,199,356,369
Senior Loans	—	8,274,188	—	8,274,188
U.S. Treasury Obligations	40,791,963	—	—	40,791,963
Options Purchased Calls	—	211,551	—	211,551
Options Purchased Puts	—	12,159,538	—	12,159,538
Money Market Funds	191,934,307	—	—	191,934,307
Total Investments in Securities	232,726,270	4,300,003,296	195,463,745	4,728,193,311
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	15,943	—	15,943
Futures Contracts	8,309,976	—	—	8,309,976
Swap Contracts	—	11,753,912	—	11,753,912
Liability
Futures Contracts	(4,179,586)	—	—	(4,179,586)
Options Contracts Written	—	(2,270,228)	—	(2,270,228)
Swap Contracts	—	(116,193)	—	(116,193)
Total	236,856,660	4,309,386,730	195,463,745	4,741,707,135
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2021 ($)
Asset-Backed Securities — Non-Agency	51,117,730	(3,192,063)	31	2,159,229	66,624,731	(19,434,797)	—	(26,541,777)	70,733,084
Residential Mortgage-Backed Securities — Agency	6,738,094	—	—	—	—	—	—	(6,738,094)	—
Residential Mortgage-Backed Securities — Non-Agency	152,397,172	—	30,360	(61,388)	157,739,483	(163,332,995)	—	(22,041,971)	124,730,661
Total	210,252,996	(3,192,063)	30,391	2,097,841	224,364,214	(182,767,792)	—	(55,321,842)	195,463,745
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2021 was $2,264,318, which is comprised of Asset-Backed Securities — Non-Agency of $2,254,537 and Residential Mortgage-Backed Securities — Non-Agency of $9,781.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	37

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,459,769,069)	$4,523,887,915
Affiliated issuers (cost $191,938,429)	191,934,307
Options purchased (cost $19,701,100)	12,371,089
Foreign currency (cost $304,499)	305,562
Cash collateral held at broker for:
Swap contracts	5,057,000
TBA	122,000
Other(a)	163,000
Margin deposits on:
Swap contracts	4,948,233
Unrealized appreciation on forward foreign currency exchange contracts	15,943
Unrealized appreciation on swap contracts	11,753,912
Upfront payments on swap contracts	1,079,736
Receivable for:
Investments sold	1,407,460
Capital shares sold	75,009
Dividends	12,327
Interest	23,179,974
Foreign tax reclaims	26,852
Variation margin for futures contracts	1,715,271
Prepaid expenses	36,661
Total assets	4,778,092,251
Liabilities
Option contracts written, at value (premiums received $6,351,965)	2,270,228
Due to custodian	1,787,983
Unrealized depreciation on swap contracts	34,046
Upfront receipts on swap contracts	22,349,245
Payable for:
Investments purchased on a delayed delivery basis	390,987,287
Capital shares purchased	449,765
Variation margin for swap contracts	85,473
Management services fees	56,128
Distribution and/or service fees	2,418
Service fees	32,455
Compensation of board members	451,878
Compensation of chief compliance officer	841
Other expenses	52,979
Total liabilities	418,560,726
Net assets applicable to outstanding capital stock	$4,359,531,525
Represented by
Paid in capital	4,185,442,145
Total distributable earnings (loss)	174,089,380
Total - representing net assets applicable to outstanding capital stock	$4,359,531,525
Class 1
Net assets	$3,734,781,128
Shares outstanding	362,354,119
Net asset value per share	$10.31
Class 2
Net assets	$80,858,856
Shares outstanding	7,884,092
Net asset value per share	$10.26
Class 3
Net assets	$543,891,541
Shares outstanding	52,723,719
Net asset value per share	$10.32

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
December 31, 2021
(a)	Includes collateral related to options contracts written and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	39

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$134,095
Interest	150,642,824
Total income	150,776,919
Expenses:
Management services fees	21,408,957
Distribution and/or service fees
Class 2	194,747
Class 3	719,388
Service fees	394,418
Compensation of board members	153,938
Custodian fees	64,046
Printing and postage fees	59,790
Audit fees	49,500
Legal fees	51,206
Interest on collateral	87,565
Compensation of chief compliance officer	754
Other	40,977
Total expenses	23,225,286
Net investment income	127,551,633
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	54,804,525
Investments — affiliated issuers	(10,578)
Foreign currency translations	37,769
Forward foreign currency exchange contracts	332,763
Futures contracts	(51,409,846)
Options purchased	11,464,250
Options contracts written	359,210
Swap contracts	(24,110,945)
Net realized loss	(8,532,852)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(131,044,824)
Investments — affiliated issuers	(4,122)
Foreign currency translations	(12,954)
Forward foreign currency exchange contracts	722,509
Futures contracts	3,889,632
Options purchased	(8,858,453)
Options contracts written	4,081,737
Swap contracts	(434,345)
Net change in unrealized appreciation (depreciation)	(131,660,820)
Net realized and unrealized loss	(140,193,672)
Net decrease in net assets resulting from operations	$(12,642,039)
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$127,551,633	$146,999,278
Net realized gain (loss)	(8,532,852)	286,043,539
Net change in unrealized appreciation (depreciation)	(131,660,820)	114,057,961
Net increase (decrease) in net assets resulting from operations	(12,642,039)	547,100,778
Distributions to shareholders
Net investment income and net realized gains
Class 1	(410,469,394)	(161,196,609)
Class 2	(8,010,306)	(2,429,771)
Class 3	(59,202,042)	(21,874,499)
Total distributions to shareholders	(477,681,742)	(185,500,879)
Increase (decrease) in net assets from capital stock activity	68,873,765	(240,660,704)
Total increase (decrease) in net assets	(421,450,016)	120,939,195
Net assets at beginning of year	4,780,981,541	4,660,042,346
Net assets at end of year	$4,359,531,525	$4,780,981,541

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	14,701,589	166,294,346	12,264,798	134,334,232
Distributions reinvested	39,316,992	410,469,394	14,405,416	161,196,609
Redemptions	(48,043,731)	(530,446,805)	(52,440,890)	(574,772,886)
Net increase (decrease)	5,974,850	46,316,935	(25,770,676)	(279,242,045)
Class 2
Subscriptions	1,508,641	16,465,741	1,770,601	19,662,463
Distributions reinvested	770,222	8,010,306	217,917	2,429,771
Redemptions	(909,535)	(9,952,699)	(466,322)	(5,108,305)
Net increase	1,369,328	14,523,348	1,522,196	16,983,929
Class 3
Subscriptions	823,642	9,245,599	3,079,900	34,353,886
Distributions reinvested	5,665,267	59,202,042	1,953,080	21,874,499
Redemptions	(5,517,208)	(60,414,159)	(3,167,429)	(34,630,973)
Net increase	971,701	8,033,482	1,865,551	21,597,412
Total net increase (decrease)	8,315,879	68,873,765	(22,382,929)	(240,660,704)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	41

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$11.53	0.31	(0.32)	(0.01)	(0.38)	(0.83)	(1.21)
Year Ended 12/31/2020	$10.66	0.35	0.98	1.33	(0.33)	(0.13)	(0.46)
Year Ended 12/31/2019	$10.08	0.36	0.57	0.93	(0.35)	—	(0.35)
Year Ended 12/31/2018	$10.36	0.33	(0.29)	0.04	(0.25)	(0.07)	(0.32)
Year Ended 12/31/2017	$10.35	0.28	0.12	0.40	(0.30)	(0.09)	(0.39)
Class 2
Year Ended 12/31/2021	$11.48	0.28	(0.32)	(0.04)	(0.35)	(0.83)	(1.18)
Year Ended 12/31/2020	$10.62	0.32	0.97	1.29	(0.30)	(0.13)	(0.43)
Year Ended 12/31/2019	$10.04	0.33	0.57	0.90	(0.32)	—	(0.32)
Year Ended 12/31/2018	$10.32	0.30	(0.29)	0.01	(0.22)	(0.07)	(0.29)
Year Ended 12/31/2017	$10.31	0.25	0.12	0.37	(0.27)	(0.09)	(0.36)
Class 3
Year Ended 12/31/2021	$11.54	0.30	(0.33)	(0.03)	(0.36)	(0.83)	(1.19)
Year Ended 12/31/2020	$10.67	0.34	0.97	1.31	(0.31)	(0.13)	(0.44)
Year Ended 12/31/2019	$10.09	0.35	0.56	0.91	(0.33)	—	(0.33)
Year Ended 12/31/2018	$10.37	0.31	(0.29)	0.02	(0.23)	(0.07)	(0.30)
Year Ended 12/31/2017	$10.36	0.27	0.11	0.38	(0.28)	(0.09)	(0.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$10.31	(0.24%)	0.49%(c)	0.49%(c)	2.81%	204%	$3,734,781
Year Ended 12/31/2020	$11.53	12.58%	0.49%(c)	0.49%(c)	3.16%	312%	$4,108,990
Year Ended 12/31/2019	$10.66	9.25%	0.49%(c)	0.49%(c)	3.46%	256%	$4,074,589
Year Ended 12/31/2018	$10.08	0.40%	0.49%(c)	0.49%(c)	3.21%	222%	$3,919,654
Year Ended 12/31/2017	$10.36	3.86%	0.51%	0.51%	2.69%	396%	$4,242,173
Class 2
Year Ended 12/31/2021	$10.26	(0.49%)	0.74%(c)	0.74%(c)	2.56%	204%	$80,859
Year Ended 12/31/2020	$11.48	12.28%	0.74%(c)	0.74%(c)	2.93%	312%	$74,775
Year Ended 12/31/2019	$10.62	9.03%	0.74%(c)	0.74%(c)	3.19%	256%	$53,012
Year Ended 12/31/2018	$10.04	0.14%	0.74%(c)	0.74%(c)	2.96%	222%	$37,454
Year Ended 12/31/2017	$10.32	3.61%	0.76%	0.76%	2.44%	396%	$37,866
Class 3
Year Ended 12/31/2021	$10.32	(0.35%)	0.61%(c)	0.61%(c)	2.69%	204%	$543,892
Year Ended 12/31/2020	$11.54	12.45%	0.61%(c)	0.61%(c)	3.04%	312%	$597,217
Year Ended 12/31/2019	$10.67	9.12%	0.61%(c)	0.61%(c)	3.33%	256%	$532,441
Year Ended 12/31/2018	$10.09	0.27%	0.61%(c)	0.61%(c)	3.07%	222%	$518,931
Year Ended 12/31/2017	$10.37	3.73%	0.64%	0.64%	2.56%	396%	$617,144
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	43

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Columbia Variable Portfolio – Intermediate Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
44	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
December 31, 2021
is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
46	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
December 31, 2021
is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
48	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	49

Notes to Financial Statements  (continued)
December 31, 2021
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	11,753,912*
Credit risk	Upfront payments on swap contracts	1,079,736
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	15,943
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	8,309,976*
Interest rate risk	Investments, at value — Options purchased	12,371,089
Total		33,530,656

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	116,193*
Credit risk	Upfront receipts on swap contracts	22,349,245
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	4,179,586*
Interest rate risk	Options contracts written, at value	2,270,228
Total		28,915,252

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
50	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(2,654,312)	(2,654,312)
Foreign exchange risk	332,763	—	—	—	—	332,763
Interest rate risk	—	(51,409,846)	359,210	11,464,250	(21,456,633)	(61,043,019)
Total	332,763	(51,409,846)	359,210	11,464,250	(24,110,945)	(63,364,568)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(434,345)	(434,345)
Foreign exchange risk	722,509	—	—	—	—	722,509
Interest rate risk	—	3,889,632	4,081,737	(8,858,453)	—	(887,084)
Total	722,509	3,889,632	4,081,737	(8,858,453)	(434,345)	(598,920)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,784,340,820*
Futures contracts — short	29,858,966**
Credit default swap contracts — buy protection	307,383,400*
Credit default swap contracts — sell protection	136,450,000*

Derivative instrument	Average value ($)*
Options contracts — purchased	29,802,026
Options contracts — written	(3,928,781)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	219,041	—
Interest rate swap contracts	615,840	(3,680,929)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	51

Notes to Financial Statements  (continued)
December 31, 2021
costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
52	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	-	-	-	-	-	15,943	15,943
Options purchased calls	-	196,928	-	-	14,623	-	-	211,551
Options purchased puts	-	3,382,426	-	-	8,777,112	-	-	12,159,538
OTC credit default swap contracts (b)	1,218,976	-	64,336	6,059,515	5,490,821	-	-	12,833,648
Total assets	1,218,976	3,579,354	64,336	6,059,515	14,282,556	-	15,943	25,220,680
Liabilities
Centrally cleared credit default swap contracts (c)	-	-	-	-	-	85,473	-	85,473
Options contracts written	-	1,659,223	-	-	611,005	-	-	2,270,228
OTC credit default swap contracts (b)	2,016,695	-	1,347,836	8,665,461	10,353,299	-	-	22,383,291
Total liabilities	2,016,695	1,659,223	1,347,836	8,665,461	10,964,304	85,473	-	24,738,992
Total financial and derivative net assets	(797,719)	1,920,131	(1,283,500)	(2,605,946)	3,318,252	(85,473)	15,943	481,688
Total collateral received (pledged) (d)	(787,000)	1,920,131	(1,283,500)	(2,605,946)	3,318,252	-	-	561,937
Net amount (e)	(10,719)	-	-	-	-	(85,473)	15,943	(80,249)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	53

Notes to Financial Statements  (continued)
December 31, 2021
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are
54	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	55

Notes to Financial Statements  (continued)
December 31, 2021
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021	Contractual expense cap prior to May 1, 2021
Class 1	0.55%	0.55%	0.55%
Class 2	0.80	0.80	0.80
Class 3	0.675	0.675	0.675
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, swap investments, principal and/or interest of fixed income securities, distribution reclassifications, investments in partnerships and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(7,291,311)	7,291,311	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
56	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
349,608,790	128,072,952	477,681,742	161,296,453	24,204,426	185,500,879
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
115,533,300	2,329,083	—	56,681,438
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,663,756,188	109,315,403	(52,633,965)	56,681,438
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $10,034,364,357 and $10,743,165,859, respectively, for the year ended December 31, 2021, of which $7,652,752,481 and $8,131,637,471, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
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Notes to Financial Statements  (continued)
December 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
58	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	59

Notes to Financial Statements  (continued)
December 31, 2021
infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
60	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	61

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Intermediate Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Intermediate Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
62	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Capital gain dividend
$3,024,865
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
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TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
64	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
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TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
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TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
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TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
68	Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Intermediate Bond Fund | Annual Report 2021	69

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Columbia Variable Portfolio – Intermediate Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-2055 AW (2/22)

Annual Report
December 31, 2021
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – BlackRock Global Inflation-Protected Securities Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Portfolio management
BlackRock Financial Management, Inc. (subadviser)
Akiva Dickstein
Emanuella Enenajor
BlackRock International Limited (sub-subadviser)
Christopher Allen, CFA
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	4.56	4.77	3.94
Class 2	05/03/10	4.43	4.50	3.68
Class 3	09/13/04	4.48	4.63	3.80
Bloomberg World Government Inflation-Linked Bond Index USD Hedged		5.49	5.36	4.41
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to October 2012 reflects returns achieved by the Investment Manager according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg World Government Inflation-Linked Bond Index USD Hedged is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices. Effective August 24, 2021, the Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged was re-branded as the Bloomberg World Government Inflation-Linked Bond Index USD Hedged.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Blackrock Global Inflation-Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2021)
AAA rating	55.7
AA rating	32.2
A rating	3.7
BBB rating	8.2
BB rating	0.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2021)
Australia	1.3
Canada	1.7
Colombia	0.2
Denmark	0.3
Finland	0.3
France	7.5
Germany	1.8
Italy	6.2
Japan	2.9
Mexico	0.2
New Zealand	1.2
Panama	0.1
Peru	0.1
Romania	0.1
Spain	2.0
Sweden	0.9
United Kingdom	23.4
United States(a)	49.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2021, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	160.4	(162.1)	(1.7)
Foreign Currency Derivative Contracts	3.6	(101.9)	(98.3)
Total Notional Market Value of Derivative Contracts	164.0	(264.0)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 4.43%. While the Fund posted solid absolute gains, it underperformed its benchmark, the Bloomberg World Government Inflation-Linked Bond Index USD Hedged, which returned 5.49%.
Market overview
The global markets in 2021 were influenced by the COVID-19 pandemic and by geopolitical uncertainty. The annual period began with a reflationary outlook and increased expectations for stronger economic growth, as interest rates moved higher and spread (i.e., non-government bond) sectors moved marginally tighter. A few key events led to the rise in yields in January and February. Notably, the COVID-19 vaccine rollout had accelerated, and the $1.9 trillion fiscal stimulus package passed, with the potential of more infrastructure stimulus in the then-coming months. The significant pick-up in government bond yields rattled investors’ confidence, as the market pulled forward its estimate on when the U.S. Federal Reserve (Fed) might start lifting interest rates. General demand from pension funds and the Fed remaining dovish for much of 2021 kept interest rates at the long-term end of the U.S. Treasury yield curve (i.e., the spectrum of maturities). Inflation expectations moved higher given the strong risk sentiment.
As summer arrived, COVID-19 was not viewed as being as much of a risk in the market given the vaccination progress and the ongoing reopening of the economy. Spread sectors continued to perform well given this optimism, and the yield curve flattened as inflation moved higher and investors continued to price in a more hawkish Fed. Risk assets remained resilient for much of the rest of the annual period but wobbled around concerns stemming both from the Delta and Omicron COVID-19 variants and their potential risks to the economy and from slowing growth in China. Later in the annual period, the Fed became even more hawkish in an effort to combat higher inflation, announcing it was doubling the pace of its asset purchase tapering such that the quantitative easing program would end in March 2022 and also signaling the likelihood of three interest rate hikes in 2022.
Overall, in the U.S., consumer demand was quite healthy during the annual period; the employment picture continued to improve with record numbers of jobs added; and inflation was running at elevated levels. Inflation levels in Europe and the U.K. similarly surpassed consensus expectations during the annual period, pointing toward a steady increase in prices. In December 2021, the Bank of England became one of the first major central banks to raise interest rates since the pandemic began.
The Fund’s notable detractors during the period
•	The Fund was broadly positioned for a risk-on, reflationary environment entering 2021. However, the Fund’s tactical underweight position in U.S. Treasury inflation protected securities (TIPS) detracted from performance, as heightened inflation levels and concerns of prolonged inflation pushed real rates, or yields on non-inflation-linked securities, lower across the yield curve. This triggered a significant rally in U.S. real rates, especially during the second quarter of 2021.
•	The Fund’s outright short position in U.K. breakevens dampened relative results, as inflation expectations in the U.K. rose significantly during the annual period. This was materially exacerbated late in the third calendar quarter when the acute energy shortage in the U.K. pushed the country’s inflation expectations materially higher. (Inflation breakevens are the level of inflation the TIPS market or another inflation-linked securities market is pricing in over the life of the bond. Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future.)
•	Against a similar backdrop, persistent upside surprises in European inflation data fueled a sizable expansion in European Union (EU) inflation expectations that hurt the Fund’s short position in Germany breakevens.
•	The Fund’s relative value positions between U.S. and EU breakevens detracted from performance.
•	The Fund’s tactical interest rate volatility positions erased their gains from the first three quarters of the annual period when rate volatility increased in November and December 2021.
6	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
The Fund’s notable contributors during the period
•	The Fund’s structural underweight in U.S. nominal, or non-inflation-linked, rates was the most notable positive contributor to its performance during the annual period. Hawkish comments from the Fed brought forward market participants’ timeline on the tapering of asset purchase program and interest rate hike projections, triggering a significant repricing in the rates market.
•	In the U.K., despite moves higher in U.K. breakevens during the first and third quarters of 2021, inflation expectations in the U.K. underperformed its EU and U.S. counterparts for most of the annual period. Against this backdrop, the Fund’s relative value positions between EU/U.S. versus U.K. breakevens materially added to relative results.
•	The Fund’s tactical positions in U.S., France and New Zealand breakevens added value as well.
•	Strategic trading in Germany nominal rates and tactical allocations to spread assets modestly added to performance.
Derivatives usage
In our view, derivatives are an effective and efficient tool to manage duration, yield curve and volatility risk in the Fund. During the annual period, the Fund utilized forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift investment exposure from one currency to another. We used futures contracts to manage duration and yield exposure of the Fund in an efficient manner. We used written and purchased options to create various exposures for the Fund, isolate perceived mispricing and create asymmetric risk profiles. We also used written options to increase the Fund’s carry. We used interest rate swaps to express our breakeven strategies or enhance yields of already existing positions. We used inflation swaps to hedge underlying inflation-linked positions, as caps and floors may provide protection against adverse moves in the inflation market. The use of these instruments is integral to the Fund’s investment strategy, which overall realized solidly positive absolute returns during the annual period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,047.30	1,022.18	3.10	3.06	0.60
Class 2	1,000.00	1,000.00	1,046.10	1,020.92	4.38	4.33	0.85
Class 3	1,000.00	1,000.00	1,046.50	1,021.53	3.77	3.72	0.73
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Foreign Government Obligations(a),(b) 0.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Colombia 0.1%
Colombia Government International Bond
01/30/2030	3.000%		200,000	182,111
Finland 0.2%
Finland Government Bond(c)
04/15/2052	0.125%	EUR	310,000	315,449
Mexico 0.2%
Mexico Government International Bond
10/25/2033	1.450%	EUR	205,000	217,030
New Zealand 0.1%
New Zealand Government Bond
05/15/2041	1.750%	NZD	163,000	94,117
Panama 0.1%
Panama Government International Bond
04/01/2056	4.500%		85,000	93,625
Peru 0.1%
Peruvian Government International Bond
03/11/2033	1.250%	EUR	100,000	108,772
Romania 0.1%
Romanian Government International Bond(c)
05/26/2030	3.624%	EUR	105,000	129,629
Total Foreign Government Obligations (Cost $1,208,539)				1,140,733

Inflation-Indexed Bonds(a) 94.7%

Australia 1.3%
Australia Government Bond(c)
02/21/2022	1.250%	AUD	465,392	340,520
09/20/2030	2.500%	AUD	368,975	345,120
08/21/2035	2.000%	AUD	284,696	275,863
08/21/2040	1.250%	AUD	128,231	116,449
02/21/2050	1.000%	AUD	79,273	71,619
Australia Government Index-Linked Bond(c)
09/20/2025	3.000%	AUD	557,751	472,047
Total				1,621,618
Canada 1.7%
Canadian Government Real Return Bond
12/01/2026	4.250%	CAD	237,578	237,029
12/01/2031	4.000%	CAD	322,813	373,057
12/01/2036	3.000%	CAD	244,510	290,090
12/01/2041	2.000%	CAD	278,178	316,591
12/01/2044	1.500%	CAD	367,219	399,760
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
12/01/2047	1.250%	CAD	274,283	294,381
12/01/2050	0.500%	CAD	215,906	202,420
Total				2,113,328
Denmark 0.3%
Denmark Government Bond
11/15/2023	0.100%	DKK	1,744,019	281,696
Denmark I/L Government Bond(c)
11/15/2030	0.100%	DKK	330,545	60,459
Total				342,155
France 7.6%
France Government Bond OAT(c)
07/25/2023	2.100%	EUR	204,549	249,788
03/01/2025	0.100%	EUR	399,525	486,881
07/25/2027	1.850%	EUR	744,230	1,048,092
07/25/2029	3.400%	EUR	379,763	617,523
07/25/2030	0.700%	EUR	1,538,070	2,158,100
07/25/2032	3.150%	EUR	470,722	834,654
07/25/2047	0.100%	EUR	461,414	735,770
French Republic Government Bond OAT(c)
07/25/2024	0.250%	EUR	193,380	236,873
03/01/2026	0.100%	EUR	217,711	272,369
03/01/2028	0.100%	EUR	436,088	559,562
03/01/2029	0.100%	EUR	146,576	191,646
07/25/2031	0.100%	EUR	171,324	230,510
03/01/2032	0.100%	EUR	40,890	54,672
03/01/2036	0.100%	EUR	356,759	498,845
07/25/2036	0.100%	EUR	53,496	75,435
07/25/2040	1.800%	EUR	524,492	994,403
Total				9,245,123
Germany 1.8%
Deutsche Bundesrepublik Inflation-Linked Bond(c)
04/15/2023	0.100%	EUR	613,860	723,864
04/15/2026	0.100%	EUR	548,135	691,305
04/15/2033	0.100%	EUR	41,729	59,942
04/15/2046	0.100%	EUR	370,011	691,621
Total				2,166,732
Italy 6.2%
Italy Buoni Poliennali Del Tesoro(c)
05/22/2023	0.450%	EUR	357,773	421,890
09/15/2023	2.600%	EUR	1,376,047	1,703,572
04/11/2024	0.400%	EUR	810,546	963,119
09/15/2026	3.100%	EUR	444,140	615,804
05/15/2028	1.300%	EUR	467,131	609,179
09/15/2032	1.250%	EUR	543,310	738,062
09/15/2035	2.350%	EUR	507,156	796,921
09/15/2041	2.550%	EUR	425,477	758,987
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
05/15/2051	0.150%	EUR	255,547	292,510
Italy Buoni Poliennali Del Tesoro
05/15/2030	0.400%	EUR	526,395	651,217
Total				7,551,261
Japan 2.9%
Japanese Government CPI-Linked Bond
09/10/2023	0.100%	JPY	737,100	6,494
03/10/2024	0.100%	JPY	104,700	926
09/10/2024	0.100%	JPY	43,409,400	385,109
03/10/2025	0.100%	JPY	119,661,200	1,065,746
03/10/2026	0.100%	JPY	94,641,152	846,610
03/10/2027	0.100%	JPY	88,984,470	812,736
03/10/2028	0.100%	JPY	30,511,467	274,531
03/10/2031	0.005%	JPY	21,202,860	191,333
Total				3,583,485
New Zealand 1.1%
New Zealand Government Inflation-Linked Bond(c)
09/20/2025	2.000%	NZD	1,136,032	851,514
09/20/2035	2.500%	NZD	164,281	141,854
New Zealand Government Inflation-Linked Bond
09/20/2040	2.500%	NZD	397,651	359,744
Total				1,353,112
Spain 2.0%
Spain Government Inflation-Linked Bond
11/30/2023	0.150%	EUR	208,311	250,965
Spain Government Inflation-Linked Bond(c)
11/30/2024	1.800%	EUR	304,995	393,655
11/30/2027	0.650%	EUR	433,676	566,869
11/30/2030	1.000%	EUR	499,689	693,565
11/30/2033	0.700%	EUR	431,577	600,703
Total				2,505,757
Sweden 0.9%
Sweden Inflation-Linked Bond
06/01/2022	0.250%	SEK	2,771,066	310,201
06/01/2025	1.000%	SEK	3,307,608	408,811
12/01/2028	3.500%	SEK	1,696,928	267,125
Sweden Inflation-Linked Bond(c)
06/01/2030	0.125%	SEK	370,764	49,375
06/01/2032	0.125%	SEK	663,292	91,329
Total				1,126,841
United Kingdom 23.4%
United Kingdom Gilt Inflation-Linked Bond(c)
11/22/2027	1.250%	GBP	651,115	1,139,159
08/10/2028	0.125%	GBP	100,562	169,300
07/22/2030	4.125%	GBP	122,728	286,851
03/22/2034	0.750%	GBP	523,965	1,074,295
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
01/26/2035	2.000%	GBP	556,656	1,336,777
11/22/2036	0.125%	GBP	515,961	1,063,454
11/22/2037	1.125%	GBP	601,653	1,435,605
03/22/2040	0.625%	GBP	662,842	1,562,691
08/10/2041	0.125%	GBP	451,198	1,026,014
11/22/2042	0.625%	GBP	602,077	1,513,147
03/22/2044	0.125%	GBP	637,070	1,504,791
03/22/2046	0.125%	GBP	507,112	1,245,478
11/22/2047	0.750%	GBP	576,780	1,651,355
08/10/2048	0.125%	GBP	408,744	1,059,048
03/22/2050	0.500%	GBP	544,383	1,568,268
03/22/2051	0.125%	GBP	100,779	273,337
03/22/2052	0.250%	GBP	489,816	1,393,837
11/22/2055	1.250%	GBP	498,356	1,872,898
11/22/2056	0.125%	GBP	308,369	930,820
03/22/2058	0.125%	GBP	404,804	1,258,943
03/22/2062	0.375%	GBP	496,121	1,773,636
11/22/2065	0.125%	GBP	297,104	1,091,865
03/22/2068	0.125%	GBP	550,624	2,180,385
United Kingdom Inflation-Linked Gilt(c)
03/22/2039	0.125%	GBP	110,405	236,762
Total				28,648,716
United States 45.5%
U.S. Treasury Inflation-Indexed Bond
01/15/2023	0.125%		1,471,488	1,519,519
04/15/2023	0.625%		1,570,731	1,641,679
07/15/2023	0.375%		2,061,013	2,167,030
01/15/2024	0.625%		1,735,426	1,847,436
04/15/2024	0.500%		1,694,355	1,806,657
07/15/2024	0.125%		2,341,348	2,496,098
10/15/2024	0.125%		247,952	264,861
01/15/2025	0.250%		2,277,132	2,439,685
01/15/2025	2.375%		271,458	309,187
04/15/2025	0.125%		757,591	810,749
07/15/2025	0.375%		1,393,776	1,514,619
10/15/2025	0.125%		1,838,815	1,983,874
01/15/2026	0.625%		331,751	364,543
01/15/2026	2.000%		1,330,840	1,539,884
04/15/2026	0.125%		585,347	632,003
07/15/2026	0.125%		1,455,055	1,581,000
10/15/2026	0.125%		475,729	517,775
01/15/2027	0.375%		734,416	808,468
01/15/2027	2.375%		966,929	1,168,328
07/15/2027	0.375%		1,255,077	1,393,749
01/15/2028	0.500%		1,832,108	2,050,789
01/15/2028	1.750%		739,346	886,879
04/15/2028	3.625%		70,113	93,159
07/15/2028	0.750%		1,657,228	1,898,665
01/15/2029	2.500%		711,764	909,513
07/15/2029	0.250%		1,659,795	1,859,602
01/15/2030	0.125%		1,435,178	1,593,082
07/15/2030	0.125%		1,105,750	1,236,258
01/15/2031	0.125%		1,365,325	1,527,377
04/15/2032	3.375%		258,670	384,256
02/15/2040	2.125%		598,890	915,459

The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2041	2.125%	922,005	1,424,180
02/15/2042	0.750%	1,014,746	1,279,105
02/15/2043	0.625%	944,379	1,171,125
02/15/2044	1.375%	694,266	988,436
02/15/2045	0.750%	833,945	1,070,778
02/15/2046	1.000%	577,823	787,142
02/15/2047	0.875%	653,112	880,133
02/15/2048	1.000%	689,802	965,083
02/15/2049	1.000%	423,180	599,176
02/15/2050	0.250%	693,904	838,255
02/15/2051	0.125%	653,358	772,802
U.S. Treasury Inflation-Indexed Bond(d)
01/15/2029	0.875%	2,270,853	2,626,822
07/15/2031	0.125%	1,898,825	2,132,508
Total			55,697,728
Total Inflation-Indexed Bonds (Cost $105,735,110)			115,955,856

U.S. Treasury Obligations 1.4%

United States 1.4%
U.S. Treasury
08/15/2041	1.750%	1,755,000	1,700,430
Total U.S. Treasury Obligations (Cost $1,680,726)			1,700,430
Options Purchased Calls 0.3%
Value ($)
(Cost $229,659)	305,863

Options Purchased Puts 0.2%

(Cost $327,155)	230,205

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(e),(f)	3,241,903	3,241,255
Total Money Market Funds (Cost $3,241,433)		3,241,255
Total Investments in Securities (Cost $112,422,622)		122,574,342
Other Assets & Liabilities, Net		(107,267)
Net Assets		$122,467,075

At December 31, 2021, securities and/or cash totaling $1,334,164 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
83,270 AUD	60,545 USD	Citi	02/02/2022	—	(43)
87,696 CAD	69,424 USD	Citi	02/02/2022	97	—
24,070 CAD	18,627 USD	Citi	02/02/2022	—	(401)
126,977 DKK	19,426 USD	Citi	02/02/2022	—	(25)
44,484 EUR	50,615 USD	Citi	02/02/2022	—	(60)
5,161,000 GBP	6,869,291 USD	Citi	02/02/2022	—	(115,882)
2,629,793 JPY	22,841 USD	Citi	02/02/2022	—	(26)
42,132 NZD	28,837 USD	Citi	02/02/2022	—	(8)
227,473 SEK	24,893 USD	Citi	02/02/2022	—	(287)
2,244,705 USD	1,657,351 GBP	Citi	02/02/2022	—	(1,558)
2,210,911 AUD	1,581,599 USD	Deutsche Bank	02/02/2022	—	(27,099)
2,591,499 CAD	2,030,249 USD	Deutsche Bank	02/02/2022	—	(18,385)
2,110,000 DKK	323,082 USD	Deutsche Bank	02/02/2022	—	(143)
19,691,364 EUR	22,251,967 USD	Deutsche Bank	02/02/2022	—	(180,165)
18,248,987 GBP	24,284,367 USD	Deutsche Bank	02/02/2022	—	(414,786)
410,729,000 JPY	3,618,262 USD	Deutsche Bank	02/02/2022	46,797	—
2,094,000 NZD	1,429,000 USD	Deutsche Bank	02/02/2022	—	(4,634)
9,453,000 SEK	1,047,931 USD	Deutsche Bank	02/02/2022	1,562	—
479,000 SEK	52,719 USD	Deutsche Bank	02/02/2022	—	(302)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
8,625 USD	978,331 JPY	Deutsche Bank	02/02/2022	—	(118)
6,315 USD	9,312 NZD	Deutsche Bank	02/02/2022	60	—
Total				48,516	(763,922)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month SONIA	20	12/2022	GBP	4,945,750	—	(13,494)
90-Day AUD Bank Bill	17	12/2022	AUD	16,958,185	5,424	—
Banker’s Acceptance	15	06/2022	CAD	3,703,500	—	(14,047)
Euro-Bund	7	03/2022	EUR	1,199,590	—	(23,650)
Long Gilt	28	03/2022	GBP	3,497,200	—	(32,554)
U.S. Treasury 10-Year Note	5	03/2022	USD	652,344	581	—
U.S. Treasury 10-Year Note	4	03/2022	USD	521,875	—	(755)
Total					6,005	(84,500)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Banker’s Acceptance	(15)	03/2022	CAD	(3,719,063)	—	(1,424)
Euro-Bobl	(1)	03/2022	EUR	(133,240)	919	—
Euro-Buxl 30-Year	(7)	03/2022	EUR	(1,447,180)	74,459	—
Eurodollar 90-Day	(5)	12/2024	USD	(1,228,625)	3,208	—
Euro-OAT	(6)	03/2022	EUR	(978,900)	19,882	—
U.S. Treasury 2-Year Note	(18)	03/2022	USD	(3,927,094)	3,076	—
U.S. Treasury Ultra 10-Year Note	(4)	03/2022	USD	(585,750)	3,259	—
U.S. Treasury Ultra 10-Year Note	(21)	03/2022	USD	(3,075,188)	—	(40,917)
U.S. Ultra Treasury Bond	(5)	03/2022	USD	(985,625)	9,250	—
U.S. Ultra Treasury Bond	(1)	03/2022	USD	(197,125)	—	(3,595)
Total					114,053	(45,936)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	351,500	351,500	2.98	03/07/2024	16,113	41,900
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	350,000	350,000	2.95	03/12/2024	15,697	40,875
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	130,000	130,000	1.68	08/02/2024	5,829	4,801
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	220,000	220,000	1.49	02/25/2025	11,555	7,073
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	100,000	100,000	3.05	01/10/2029	5,675	12,316
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	100,000	100,000	3.04	01/11/2029	5,700	12,246
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	100,000	100,000	3.08	01/29/2029	5,688	12,509
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	370,000	370,000	3.08	12/06/2038	17,228	46,610
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	95,000	95,000	2.87	02/22/2039	4,719	10,856
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	370,000	370,000	1.94	11/15/2023	14,846	16,842
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Call option contracts purchased (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	205,000	205,000	1.97	06/24/2024	9,369	10,359
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	205,000	205,000	2.00	06/28/2024	9,030	10,714
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	130,000	130,000	1.68	07/22/2024	5,772	4,746
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	290,000	290,000	1.55	07/29/2024	10,527	9,128
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	130,000	130,000	0.89	04/30/2025	7,014	2,072
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	95,000	95,000	1.28	06/04/2025	5,140	2,493
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	95,000	95,000	1.42	06/05/2025	5,092	2,981
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	230,000	230,000	2.60	04/07/2026	12,868	21,618
30-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	110,000	110,000	1.71	05/31/2022	6,232	4,735
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	450,000	450,000	1.53	04/05/2022	6,525	4,624
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	890,000	890,000	1.39	04/08/2022	13,426	5,871
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	1,060,000	1,060,000	1.32	07/01/2022	12,163	6,960
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	1,260,000	1,260,000	1.20	04/28/2022	12,335	4,385
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	560,000	560,000	1.54	08/03/2022	7,168	6,743
U.S. Treasury 10-Year Note	UBS	USD	913,281	7	131.00	01/21/2022	3,948	2,406
Total							229,659	305,863

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	390,000	390,000	2.25	08/02/2022	10,530	2,446
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	390,000	390,000	2.25	08/08/2022	9,227	2,530
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	351,500	351,500	2.98	03/07/2024	16,093	3,702
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	350,000	350,000	2.95	03/12/2024	15,697	3,829
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	380,000	380,000	2.50	06/13/2024	16,763	7,512
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	380,000	380,000	2.50	06/20/2024	15,708	7,551
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	130,000	130,000	1.68	08/02/2024	5,829	6,232
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	220,000	220,000	1.49	02/25/2025	11,555	13,517
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000	100,000	3.05	01/10/2029	5,675	2,740
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000	100,000	3.04	01/11/2029	5,700	2,762
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000	100,000	3.08	01/29/2029	5,688	2,694
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Put option contracts purchased (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	370,000	370,000	3.08	12/06/2038	17,228	11,389
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	95,000	95,000	2.87	02/22/2039	4,606	3,282
10-Year OTC interest rate swap with Deutsche Bank to receive 1-Day JPY TONA and pay exercise rate	Deutsche Bank	JPY	197,935,000	197,935,000	1.04	06/29/2022	—	7
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	370,000	370,000	1.94	11/15/2023	14,846	11,386
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	130,000	130,000	1.68	07/22/2024	5,772	6,224
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	410,000	410,000	1.80	08/05/2024	16,154	17,462
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	130,000	130,000	0.89	04/30/2025	7,014	12,945
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	95,000	95,000	1.28	06/04/2025	5,140	7,115
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	95,000	95,000	1.42	06/05/2025	5,092	6,288
10-Year OTC Interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	205,000	205,000	1.97	06/24/2024	9,368	7,161
10-Year OTC Interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	205,000	205,000	2.00	06/28/2024	9,030	6,968
10-Year OTC Interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	230,000	230,000	2.60	04/07/2026	12,868	6,374
30-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	470,000	470,000	2.85	05/09/2022	27,754	542
30-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	110,000	110,000	1.71	05/31/2022	6,232	5,610
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	1,060,000	1,060,000	1.32	07/01/2022	12,163	16,084
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	1,330,000	1,330,000	1.25	07/15/2022	16,297	23,920
5-Year OTC Interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	450,000	450,000	1.53	04/05/2022	6,525	2,688
5-Year OTC Interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	890,000	890,000	1.39	04/08/2022	12,906	8,254
5-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	475,000	475,000	1.34	01/19/2022	2,862	2,053
5-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	1,060,000	1,060,000	1.45	07/06/2022	9,668	12,700
5-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	560,000	560,000	1.54	08/03/2022	7,165	6,238
Total							327,155	230,205

The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(220,000)	(220,000)	1.25	1/27/2022	(5,000)	(123)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(210,000)	(210,000)	1.62	2/18/2022	(5,568)	(2,584)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(170,000)	(170,000)	1.25	12/30/2022	(5,606)	(1,912)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(310,000)	(310,000)	1.44	1/09/2023	(10,988)	(5,160)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(330,000)	(330,000)	2.01	3/01/2023	(12,573)	(14,959)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(280,000)	(280,000)	3.05	3/12/2029	(14,854)	(34,359)
10-Year OTC interest rate swap with Deutsche Bank to receive 1-Day USD SOFR and pay exercise rate	Deutsche Bank	USD	(260,000)	(260,000)	1.44	12/05/2022	(7,920)	(6,850)
10-Year OTC interest rate swap with Deutsche Bank to receive 1-Day USD SOFR and pay exercise rate	Deutsche Bank	USD	(417,000)	(417,000)	1.43	12/13/2022	(11,801)	(10,965)
10-Year OTC interest rate swap with Deutsche Bank to receive 1-Day USD SOFR and pay exercise rate	Deutsche Bank	USD	(418,000)	(418,000)	1.43	12/15/2022	(11,767)	(10,805)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(240,000)	(240,000)	1.00	1/27/2022	(3,288)	(9)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(250,000)	(250,000)	1.40	3/01/2022	(1,325)	(1,202)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(210,000)	(210,000)	0.74	5/02/2022	(7,266)	(142)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(490,000)	(490,000)	1.53	9/01/2022	(13,009)	(8,144)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(245,000)	(245,000)	1.80	10/07/2022	(6,738)	(7,480)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(245,000)	(245,000)	1.80	10/13/2022	(6,670)	(7,427)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(520,000)	(520,000)	1.85	11/15/2022	(15,366)	(17,632)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(155,000)	(155,000)	1.23	12/16/2022	(5,084)	(1,630)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(155,000)	(155,000)	1.24	12/16/2022	(5,069)	(1,666)
10-Year OTC Interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(300,000)	(300,000)	1.40	6/07/2022	(2,850)	(2,885)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(170,000)	(170,000)	1.06	10/11/2022	(5,718)	(1,022)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(1,095,000)	(1,095,000)	0.52	3/03/2022	(3,189)	(131)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(3,230,000)	(3,230,000)	0.61	4/01/2022	(7,752)	(706)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(800,000)	(800,000)	1.24	10/25/2022	(4,770)	(3,018)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Call option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(1,200,000)	(1,200,000)	1.24	10/25/2022	(7,155)	(4,554)
2-Year OTC Interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(2,490,000)	(2,490,000)	0.51	1/10/2022	(7,245)	(10)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(2,140,000)	(2,140,000)	0.51	3/01/2022	(6,714)	(240)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(1,095,000)	(1,095,000)	0.56	3/21/2022	(3,682)	(178)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(2,170,000)	(2,170,000)	0.57	3/23/2022	(7,052)	(371)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(1,680,000)	(1,680,000)	1.02	5/03/2022	(6,636)	(3,652)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(1,195,000)	(1,195,000)	1.25	11/04/2022	(6,573)	(4,655)
30-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(80,000)	(80,000)	2.00	9/30/2024	(8,320)	(10,811)
30-Year OTC interest rate swap with Deutsche Bank to receive 1-Day USD SOFR and pay exercise rate	Deutsche Bank	USD	(50,000)	(50,000)	1.38	12/02/2026	(6,947)	(5,680)
30-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(120,000)	(120,000)	1.85	9/17/2024	(12,510)	(13,689)
30-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(50,000)	(50,000)	1.98	10/19/2026	(6,300)	(7,690)
5-Year OTC Interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(630,000)	(630,000)	0.90	4/22/2022	(3,339)	(474)
5-Year OTC Interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(1,900,000)	(1,900,000)	0.90	4/28/2022	(8,485)	(1,516)
U.S. Treasury 10-Year Note	UBS	USD	(913,281)	(7)	132.00	1/21/2022	(1,630)	(766)
Total							(266,759)	(195,097)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(350,000)	(350,000)	2.10	01/06/2022	(7,750)	—
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(350,000)	(350,000)	2.15	01/10/2022	(8,000)	(1)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(220,000)	(220,000)	1.25	01/27/2022	(5,000)	(7,061)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(210,000)	(210,000)	1.62	02/18/2022	(5,568)	(2,094)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,020,000)	(1,020,000)	2.75	05/09/2022	(30,054)	(706)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	3.25	08/02/2022	(2,574)	(290)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	2.75	08/02/2022	(5,343)	(832)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	3.25	08/08/2022	(2,309)	(309)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Put option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	2.75	08/08/2022	(4,719)	(872)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(170,000)	(170,000)	1.25	12/30/2022	(5,606)	(9,234)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(310,000)	(310,000)	1.44	01/09/2023	(9,224)	(13,271)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(330,000)	(330,000)	2.01	03/01/2023	(12,573)	(6,501)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	3.50	06/13/2024	(6,286)	(2,680)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	3.00	06/13/2024	(10,477)	(4,443)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	3.50	06/20/2024	(5,680)	(2,702)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	3.00	06/20/2024	(9,428)	(4,473)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(400,000)	(400,000)	2.25	08/20/2024	(12,000)	(10,860)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(280,000)	(280,000)	3.05	03/12/2029	(14,854)	(7,772)
10-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(170,000)	(170,000)	1.06	10/11/2022	(5,718)	(10,970)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 1-Day USD SOFR	Deutsche Bank	USD	(320,000)	(320,000)	1.57	03/01/2022	(1,512)	(1,603)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 1-Day USD SOFR	Deutsche Bank	USD	(260,000)	(260,000)	1.44	12/05/2022	(7,920)	(7,170)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 1-Day USD SOFR	Deutsche Bank	USD	(417,000)	(417,000)	1.43	12/13/2022	(11,801)	(11,775)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 1-Day USD SOFR	Deutsche Bank	USD	(418,000)	(418,000)	1.43	12/15/2022	(11,767)	(12,155)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(240,000)	(240,000)	1.50	01/27/2022	(3,288)	(2,998)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(240,000)	(240,000)	1.60	02/28/2022	(4,380)	(2,840)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(210,000)	(210,000)	0.74	05/02/2022	(7,266)	(17,640)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(300,000)	(300,000)	2.40	06/07/2022	(3,360)	(843)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(490,000)	(490,000)	1.53	09/01/2022	(13,009)	(15,219)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(245,000)	(245,000)	1.80	10/07/2022	(6,738)	(5,013)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(245,000)	(245,000)	1.80	10/13/2022	(6,670)	(5,120)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(520,000)	(520,000)	1.85	11/15/2022	(15,366)	(10,688)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(155,000)	(155,000)	1.24	12/16/2022	(5,069)	(8,429)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
December 31, 2021
Put option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(155,000)	(155,000)	1.23	12/16/2022	(5,084)	(8,537)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 6-month EURIBOR	Deutsche Bank	EUR	(410,000)	(410,000)	0.70	05/15/2023	(11,067)	(9,830)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(2,490,000)	(2,490,000)	0.51	01/10/2022	(6,957)	(21,406)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,095,000)	(1,095,000)	0.52	03/03/2022	(3,189)	(11,589)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(3,230,000)	(3,230,000)	0.61	04/01/2022	(7,752)	(32,267)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(800,000)	(800,000)	1.24	10/25/2022	(4,770)	(5,741)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,200,000)	(1,200,000)	1.24	10/25/2022	(7,155)	(8,579)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(720,000)	(720,000)	1.48	11/02/2022	(3,636)	(3,642)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(680,000)	(680,000)	0.50	01/19/2022	(1,278)	(6,209)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,480,000)	(1,480,000)	0.75	02/25/2022	(3,483)	(9,080)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(2,140,000)	(2,140,000)	0.51	03/01/2022	(6,714)	(22,818)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,095,000)	(1,095,000)	0.56	03/21/2022	(3,682)	(11,387)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(2,170,000)	(2,170,000)	0.57	03/23/2022	(7,052)	(22,383)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(3,230,000)	(3,230,000)	0.74	04/06/2022	(5,168)	(25,109)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,680,000)	(1,680,000)	1.02	05/03/2022	(6,636)	(8,117)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,195,000)	(1,195,000)	1.25	11/04/2022	(6,573)	(8,681)
30-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(80,000)	(80,000)	2.00	09/30/2024	(8,320)	(6,298)
30-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 1-Day USD SOFR	Deutsche Bank	USD	(50,000)	(50,000)	1.38	12/02/2026	(6,947)	(6,819)
30-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(120,000)	(120,000)	1.85	09/17/2024	(12,510)	(11,187)
30-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(50,000)	(50,000)	1.98	10/19/2026	(6,300)	(4,978)
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 6-Month EURIBOR	Deutsche Bank	EUR	(1,045,000)	(1,045,000)	0.27	04/19/2022	(3,456)	(4,274)
Total							(389,038)	(435,495)

The accompanying Notes to Financial Statements are an integral part of this statement.
18	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 0.882%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	03/02/2023	USD	475,000	2,929	—	—	2,929	—
3-Month USD LIBOR	Fixed rate of 1.771%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	07/12/2023	USD	3,380,000	(26,516)	—	—	—	(26,516)
3-Month USD LIBOR	Fixed rate of 0.473%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/14/2023	USD	520,000	3,033	—	—	3,033	—
Fixed rate of 0.353%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	11/18/2023	USD	900,000	(8,672)	—	—	—	(8,672)
Fixed rate of 0.500%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	12/08/2023	USD	960,000	(6,439)	—	—	—	(6,439)
Fixed rate of 0.450%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	12/14/2023	USD	963,000	(7,617)	—	—	—	(7,617)
Fixed rate of 1.000%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	12/31/2023	USD	1,920,000	(739)	—	—	—	(739)
3-Month USD LIBOR	Fixed rate of 0.649%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	01/18/2024	USD	600,000	3,599	—	—	3,599	—
3-Month USD LIBOR	Fixed rate of 1.059%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/24/2024	USD	620,000	(393)	—	—	—	(393)
3-Month USD LIBOR	Fixed rate of 1.069%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/25/2024	USD	620,000	(493)	—	—	—	(493)
3-Month USD LIBOR	Fixed rate of 1.053%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/28/2024	USD	1,230,000	(455)	—	—	—	(455)
3-Month USD LIBOR	Fixed rate of 1.062%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/29/2024	USD	140,000	(75)	—	—	—	(75)
3-Month USD LIBOR	Fixed rate of 1.060%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/29/2024	USD	305,000	(155)	—	—	—	(155)
3-Month USD LIBOR	Fixed rate of 0.563%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/24/2024	USD	280,000	2,895	—	—	2,895	—
3-Month USD LIBOR	Fixed rate of 1.097%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/04/2024	USD	155,000	(1)	—	—	—	(1)
3-Month USD LIBOR	Fixed rate of 1.087%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/05/2024	USD	210,000	70	—	—	70	—
3-Month USD LIBOR	Fixed rate of 0.633%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/08/2024	USD	1,070,000	10,113	—	—	10,113	—
3-Month USD LIBOR	Fixed rate of 0.649%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/11/2024	USD	590,000	5,439	—	—	5,439	—
3-Month USD LIBOR	Fixed rate of 0.661%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/11/2024	USD	340,000	3,057	—	—	3,057	—
3-Month USD LIBOR	Fixed rate of 0.677%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/12/2024	USD	600,000	5,220	—	—	5,220	—
3-Month USD LIBOR	Fixed rate of 0.689%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/12/2024	USD	600,000	5,079	—	—	5,079	—
3-Month USD LIBOR	Fixed rate of 0.789%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/14/2024	USD	590,000	3,889	—	—	3,889	—
3-Month USD LIBOR	Fixed rate of 0.797%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/14/2024	USD	590,000	3,787	—	—	3,787	—
3-Month USD LIBOR	Fixed rate of 0.728%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/14/2024	USD	360,000	2,808	—	—	2,808	—
3-Month USD LIBOR	Fixed rate of 0.761%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/19/2024	USD	310,000	2,259	—	—	2,259	—
3-Month USD LIBOR	Fixed rate of 0.762%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/19/2024	USD	310,000	2,252	—	—	2,252	—
3-Month USD LIBOR	Fixed rate of 0.935%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/20/2024	USD	450,000	1,759	—	—	1,759	—
3-Month USD LIBOR	Fixed rate of 0.919%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/20/2024	USD	300,000	1,270	—	—	1,270	—
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
December 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 0.898%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/20/2024	USD	130,000	604	—	—	604	—
Fixed rate of 0.592%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	04/20/2024	USD	560,000	(6,014)	—	—	—	(6,014)
3-Month USD LIBOR	Fixed rate of 0.913%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/25/2024	USD	600,000	2,689	—	—	2,689	—
3-Month USD LIBOR	Fixed rate of 0.945%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/25/2024	USD	607,000	2,335	—	—	2,335	—
3-Month USD LIBOR	Fixed rate of 0.929%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/25/2024	USD	303,000	1,259	—	—	1,259	—
3-Month USD LIBOR	Fixed rate of 0.975%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/26/2024	USD	305,000	1,000	—	—	1,000	—
3-Month USD LIBOR	Fixed rate of 0.985%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/26/2024	USD	305,000	941	—	—	941	—
3-Month USD LIBOR	Fixed rate of 0.993%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/26/2024	USD	305,000	891	—	—	891	—
3-Month USD LIBOR	Fixed rate of 1.007%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/03/2024	USD	925,000	2,671	—	—	2,671	—
3-Month USD LIBOR	Fixed rate of 1.018%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/03/2024	USD	925,000	2,479	—	—	2,479	—
3-Month USD LIBOR	Fixed rate of 1.053%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/12/2024	USD	620,000	1,430	—	—	1,430	—
3-Month USD LIBOR	Fixed rate of 1.059%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/12/2024	USD	310,000	679	—	—	679	—
3-Month USD LIBOR	Fixed rate of 1.075%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/12/2024	USD	310,000	584	—	—	584	—
3-Month USD LIBOR	Fixed rate of 1.096%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/17/2024	USD	90,000	144	—	—	144	—
3-Month USD LIBOR	Fixed rate of 1.224%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/07/2024	USD	315,000	(74)	—	—	—	(74)
3-Month USD LIBOR	Fixed rate of 1.252%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/07/2024	USD	315,000	(249)	—	—	—	(249)
SOFR	Fixed rate of 1.012%	Receives Annually, Pays Annually	Goldman Sachs	06/09/2024	USD	310,000	(197)	—	—	—	(197)
3-Month USD LIBOR	Fixed rate of 1.271%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/17/2024	USD	310,000	(256)	—	—	—	(256)
3-Month USD LIBOR	Fixed rate of 1.277%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/17/2024	USD	310,000	(289)	—	—	—	(289)
3-Month USD LIBOR	Fixed rate of 0.729%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/21/2024	USD	580,000	5,802	—	—	5,802	—
Fixed rate of 1.180%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	06/21/2024	USD	155,000	(172)	—	—	—	(172)
Fixed rate of 1.170%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	06/21/2024	USD	155,000	(201)	—	—	—	(201)
UK Retail Price Index All Items Monthly	Fixed rate of 3.245%	Receives at Maturity, Pays at Maturity	Goldman Sachs	07/15/2024	GBP	550,000	51,934	—	—	51,934	—
Fixed rate of 0.850%	SONIA	Receives Annually, Pays Annually	Goldman Sachs	07/30/2024	GBP	565,000	(4,542)	—	—	—	(4,542)
3-Month USD LIBOR	Fixed rate of 0.744%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/12/2024	USD	690,000	7,733	—	—	7,733	—
3-Month USD LIBOR	Fixed rate of 0.782%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/15/2024	USD	370,000	3,890	—	—	3,890	—
Fixed rate of 3.083%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	11/29/2024	USD	1,400,000	71,690	—	—	71,690	—
3-Month USD LIBOR	Fixed rate of 0.625%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/14/2025	USD	330,000	5,730	—	—	5,730	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 0.358%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	06/02/2025	USD	320,000	(9,184)	—	—	—	(9,184)
Fixed rate of 0.478%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	01/21/2026	USD	80,000	(2,235)	—	—	—	(2,235)
3-Month USD LIBOR	Fixed rate of 1.710%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/06/2026	USD	180,000	(99)	—	—	—	(99)
3-Month USD LIBOR	Fixed rate of 1.455%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/31/2026	USD	850,000	(2,531)	—	—	—	(2,531)
Fixed rate of -0.085%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	08/15/2026	EUR	1,055,000	(4,329)	—	—	—	(4,329)
Fixed rate of 0.930%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	09/17/2026	USD	590,000	(9,525)	—	—	—	(9,525)
U.S. CPI Urban Consumers NSA	Fixed rate of 3.170%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/12/2026	USD	570,000	1,194	—	—	1,194	—
3-Month USD LIBOR	Fixed rate of 1.330%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/23/2026	USD	80,000	(31)	—	—	—	(31)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.984%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/02/2026	USD	490,000	5,688	—	—	5,688	—
SOFR	Fixed rate of 1.018%	Receives Annually, Pays Annually	Goldman Sachs	12/02/2026	USD	240,000	762	—	—	762	—
SOFR	Fixed rate of 1.082%	Receives Annually, Pays Annually	Goldman Sachs	12/03/2026	USD	120,000	40	—	—	40	—
SOFR	Fixed rate of 1.080%	Receives Annually, Pays Annually	Goldman Sachs	12/03/2026	USD	120,000	18	—	—	18	—
SOFR	Fixed rate of 1.038%	Receives Annually, Pays Annually	Goldman Sachs	12/06/2026	USD	150,000	352	—	—	352	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.894%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/14/2026	USD	570,000	7,305	—	—	7,305	—
Fixed rate of 1.073%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/15/2026	USD	120,000	(116)	—	—	—	(116)
SOFR	Fixed rate of 1.030%	Receives Annually, Pays Annually	Goldman Sachs	12/20/2026	USD	120,000	392	—	—	392	—
SOFR	Fixed rate of 1.092%	Receives Annually, Pays Annually	Goldman Sachs	12/23/2026	USD	120,000	37	—	—	37	—
3-Month USD LIBOR	Fixed rate of 1.350%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	01/10/2027	USD	150,000	103	—	—	103	—
3-Month USD LIBOR	Fixed rate of 1.425%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	01/10/2027	USD	160,000	(475)	—	—	—	(475)
3-Month USD LIBOR	Fixed rate of 1.400%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	01/12/2027	USD	230,000	(389)	—	—	—	(389)
Fixed rate of 1.445%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	01/20/2027	USD	237,000	847	—	—	847	—
Fixed rate of 1.430%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	01/20/2027	USD	238,000	677	—	—	677	—
Fixed rate of 1.405%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	01/20/2027	USD	237,000	386	—	—	386	—
Fixed rate of 1.335%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	01/21/2027	USD	238,000	(436)	—	—	—	(436)
Fixed rate of 1.535%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	02/24/2027	USD	250,000	1,616	—	—	1,616	—
Fixed rate of 1.561%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	02/25/2027	USD	250,000	1,921	—	—	1,921	—
SOFR	Fixed rate of 1.168%	Receives Annually, Pays Annually	Goldman Sachs	03/09/2027	USD	250,000	(144)	—	—	—	(144)
Fixed rate of 1.366%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	03/22/2027	USD	160,000	(451)	—	—	—	(451)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
December 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.445%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/12/2027	USD	240,000	(58)	—	—	—	(58)
3-Month USD LIBOR	Fixed rate of 1.285%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	04/20/2027	USD	230,000	1,800	—	—	1,800	—
Fixed rate of 1.541%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	05/20/2027	USD	160,000	556	—	—	556	—
Fixed rate of 1.635%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	05/26/2027	USD	510,000	3,976	—	—	3,976	—
Fixed rate of 1.630%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	05/26/2027	USD	127,500	966	—	—	966	—
Fixed rate of 1.247%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	06/05/2027	USD	125,000	(1)	—	—	—	(1)
Fixed rate of 1.231%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	06/14/2027	USD	60,000	30	—	—	30	—
Fixed rate of 0.680%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	06/20/2027	USD	325,000	(12,795)	—	—	—	(12,795)
Fixed rate of 0.652%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	06/20/2027	USD	325,000	(13,228)	—	—	—	(13,228)
SOFR	Fixed rate of 1.239%	Receives Annually, Pays Annually	Goldman Sachs	06/29/2027	USD	65,000	(34)	—	—	—	(34)
SOFR	Fixed rate of 1.247%	Receives Annually, Pays Annually	Goldman Sachs	06/29/2027	USD	65,000	(60)	—	—	—	(60)
Fixed rate of 1.338%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	07/08/2027	USD	450,000	(3,610)	—	—	—	(3,610)
Fixed rate of 1.190%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	07/19/2027	USD	350,000	(5,429)	—	—	—	(5,429)
Fixed rate of 1.578%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	07/27/2027	USD	200,000	600	—	—	600	—
Fixed rate of 1.297%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	07/28/2027	USD	60,000	153	—	—	153	—
Fixed rate of 1.493%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	08/01/2027	USD	380,000	(483)	—	—	—	(483)
Fixed rate of 1.483%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	08/01/2027	USD	380,000	(666)	—	—	—	(666)
Fixed rate of 1.220%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	08/05/2027	USD	90,000	(127)	—	—	—	(127)
Fixed rate of 1.224%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	08/16/2027	USD	120,000	(1,761)	—	—	—	(1,761)
UK Retail Price Index All Items Monthly	Fixed rate of 3.570%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2027	GBP	725,000	86,177	—	—	86,177	—
3-Month USD LIBOR	Fixed rate of 0.845%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/15/2027	USD	380,000	11,781	—	—	11,781	—
SOFR	Fixed rate of 1.245%	Receives Annually, Pays Annually	Goldman Sachs	11/15/2027	USD	160,000	404	—	—	404	—
Fixed rate of 1.677%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	11/21/2027	USD	160,000	746	—	—	746	—
3-Month USD LIBOR	Fixed rate of 1.271%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/15/2028	USD	490,000	2,036	—	—	2,036	—
3-Month USD LIBOR	Fixed rate of 1.043%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/22/2028	USD	50,000	942	—	—	942	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.710%	Receives at Maturity, Pays at Maturity	Goldman Sachs	06/15/2028	GBP	380,000	38,501	—	—	38,501	—
Fixed rate of 0.654%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	07/12/2028	USD	330,000	(15,852)	—	—	—	(15,852)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.196%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	11/15/2028	USD	120,000	(304)	—	—	—	(304)
SOFR	Fixed rate of 1.350%	Receives Annually, Pays Annually	Goldman Sachs	11/15/2028	USD	1,110,000	(7,560)	—	—	—	(7,560)
UK Retail Price Index All Items Monthly	Fixed rate of 3.715%	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/15/2029	GBP	400,000	27,638	—	—	27,638	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.750%	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/15/2029	GBP	345,000	21,729	—	—	21,729	—
6-Month EURIBOR	Fixed rate of 0.185%	Receives SemiAnnually, Pays Annually	Goldman Sachs	01/16/2030	EUR	110,000	(470)	—	—	—	(470)
Fixed rate of 0.820%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	04/14/2030	USD	170,000	(9,023)	—	—	—	(9,023)
3-Month USD LIBOR	Fixed rate of 0.648%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/02/2030	USD	170,000	11,756	—	—	11,756	—
Fixed rate of 3.574%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2030	GBP	525,000	(79,692)	—	—	—	(79,692)
UK Retail Price Index All Items Monthly	Fixed rate of 3.623%	Receives at Maturity, Pays at Maturity	Goldman Sachs	04/15/2031	GBP	210,000	31,377	—	—	31,377	—
Fixed rate of 3.678%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	04/15/2031	GBP	45,000	(6,302)	—	—	—	(6,302)
Fixed rate of 3.746%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	04/15/2031	GBP	150,000	(19,240)	—	—	—	(19,240)
UK Retail Price Index All Items Monthly	Fixed rate of 3.699%	Receives at Maturity, Pays at Maturity	Goldman Sachs	06/15/2031	GBP	545,000	65,765	—	—	65,765	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.721%	Receives at Maturity, Pays at Maturity	Goldman Sachs	06/15/2031	GBP	310,000	36,236	—	—	36,236	—
Fixed rate of 1.460%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	08/15/2031	USD	410,000	4,132	—	—	4,132	—
Fixed rate of 1.254%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	08/15/2031	USD	140,000	(786)	—	—	—	(786)
SOFR	Fixed rate of 1.520%	Receives Annually, Pays Annually	Goldman Sachs	08/15/2031	USD	280,000	(5,084)	—	—	—	(5,084)
Fixed rate of 1.513%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	08/19/2031	USD	20,000	28	—	—	28	—
3-Month USD LIBOR	Fixed rate of 1.429%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	09/21/2031	USD	180,000	1,462	—	—	1,462	—
3-Month USD LIBOR	Fixed rate of 1.391%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	09/22/2031	USD	180,000	2,114	—	—	2,114	—
3-Month USD LIBOR	Fixed rate of 1.521%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	09/24/2031	USD	380,000	4,967	—	—	4,967	—
SOFR	Fixed rate of 1.401%	Receives Annually, Pays Annually	Goldman Sachs	10/13/2031	USD	100,000	(1,352)	—	—	—	(1,352)
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 1.956%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2031	EUR	67,500	1,445	—	—	1,445	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 2.044%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2031	EUR	67,500	643	—	—	643	—
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
December 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 2.091%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2031	EUR	70,000	221	—	—	221	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 2.134%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2031	EUR	65,000	(176)	—	—	—	(176)
3-Month USD LIBOR	Fixed rate of 1.775%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/18/2031	USD	190,000	(409)	—	—	—	(409)
Fixed rate of 2.755%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/22/2031	USD	107,000	(1,793)	—	—	—	(1,793)
Fixed rate of 2.827%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/25/2031	USD	108,000	(932)	—	—	—	(932)
Fixed rate of 2.855%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/26/2031	USD	108,000	(589)	—	—	—	(589)
Fixed rate of 2.890%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/28/2031	USD	110,000	(161)	—	—	—	(161)
Fixed rate of 2.825%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/03/2031	USD	210,000	(1,845)	—	—	—	(1,845)
Fixed rate of 4.415%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2031	GBP	165,000	4,155	—	—	4,155	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 2.004%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2031	EUR	115,000	1,725	—	—	1,725	—
SOFR	Fixed rate of 1.424%	Receives Annually, Pays Annually	Goldman Sachs	11/18/2031	USD	60,000	(848)	—	—	—	(848)
SOFR	Fixed rate of 1.452%	Receives Annually, Pays Annually	Goldman Sachs	11/19/2031	USD	40,000	(671)	—	—	—	(671)
SOFR	Fixed rate of 1.401%	Receives Annually, Pays Annually	Goldman Sachs	11/22/2031	USD	80,000	(945)	—	—	—	(945)
SOFR	Fixed rate of 1.431%	Receives Annually, Pays Annually	Goldman Sachs	11/22/2031	USD	80,000	(1,176)	—	—	—	(1,176)
SOFR	Fixed rate of 1.421%	Receives Annually, Pays Annually	Goldman Sachs	11/24/2031	USD	60,000	(818)	—	—	—	(818)
SOFR	Fixed rate of 1.442%	Receives Annually, Pays Annually	Goldman Sachs	11/24/2031	USD	60,000	(938)	—	—	—	(938)
SOFR	Fixed rate of 1.477%	Receives Annually, Pays Annually	Goldman Sachs	11/26/2031	USD	80,000	(1,511)	—	—	—	(1,511)
Fixed rate of 1.315%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	11/30/2031	USD	110,000	359	—	—	359	—
Fixed rate of 1.298%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/02/2031	USD	65,000	97	—	—	97	—
Fixed rate of 1.277%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/02/2031	USD	65,000	(33)	—	—	—	(33)
Fixed rate of 1.275%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/02/2031	USD	65,000	(42)	—	—	—	(42)
Fixed rate of 1.275%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/02/2031	USD	65,000	(45)	—	—	—	(45)
Fixed rate of 1.186%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/07/2031	USD	43,000	(402)	—	—	—	(402)
Fixed rate of 1.238%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/07/2031	USD	130,000	(571)	—	—	—	(571)
SOFR	Fixed rate of 1.333%	Receives Annually, Pays Annually	Goldman Sachs	12/10/2031	USD	60,000	(272)	—	—	—	(272)
Fixed rate of 1.307%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/13/2031	USD	60,000	115	—	—	115	—
The accompanying Notes to Financial Statements are an integral part of this statement.
24	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.302%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/13/2031	USD	40,000	58	—	—	58	—
Fixed rate of 4.265%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2031	GBP	200,000	3,773	—	—	3,773	—
UK Retail Price Index All Items Monthly	Fixed rate of 4.228%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2031	GBP	165,000	(1,568)	—	—	—	(1,568)
Fixed rate of 4.449%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2031	GBP	350,000	(17,326)	—	—	—	(17,326)
Fixed rate of 1.272%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/16/2031	USD	65,000	(102)	—	—	—	(102)
Fixed rate of 1.247%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/20/2031	USD	30,000	(123)	—	—	—	(123)
Fixed rate of 1.239%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/20/2031	USD	30,000	(146)	—	—	—	(146)
Fixed rate of 1.208%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/21/2031	USD	65,000	(510)	—	—	—	(510)
Fixed rate of 1.192%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/22/2031	USD	32,500	(307)	—	—	—	(307)
SOFR	Fixed rate of 1.314%	Receives Annually, Pays Annually	Goldman Sachs	12/28/2031	USD	60,000	(117)	—	—	—	(117)
SOFR	Fixed rate of 1.375%	Receives Annually, Pays Annually	Goldman Sachs	12/31/2031	USD	32,000	(191)	—	—	—	(191)
SOFR	Fixed rate of 1.367%	Receives Annually, Pays Annually	Goldman Sachs	12/31/2031	USD	32,000	(220)	—	—	—	(220)
SOFR	Fixed rate of 1.354%	Receives Annually, Pays Annually	Goldman Sachs	01/03/2032	USD	33,000	(180)	—	—	—	(180)
SOFR	Fixed rate of 1.311%	Receives Annually, Pays Annually	Goldman Sachs	01/04/2032	USD	33,000	(1)	—	—	—	(1)
Fixed rate of 1.775%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	01/26/2032	USD	100,000	1,820	—	—	1,820	—
SOFR	Fixed rate of 1.310%	Receives Annually, Pays Annually	Goldman Sachs	01/26/2032	USD	73,000	(26)	—	—	—	(26)
3-Month USD LIBOR	Fixed rate of 1.594%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/22/2032	USD	225,000	21	—	—	21	—
3-Month USD LIBOR	Fixed rate of 1.621%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/22/2032	USD	112,500	(275)	—	—	—	(275)
3-Month USD LIBOR	Fixed rate of 0.760%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/03/2032	USD	180,000	14,654	—	—	14,654	—
3-Month USD LIBOR	Fixed rate of 0.765%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/04/2032	USD	320,000	25,908	—	—	25,908	—
6-Month EURIBOR	Fixed rate of 0.440%	Receives SemiAnnually, Pays Annually	Goldman Sachs	05/16/2033	EUR	50,000	223	—	—	223	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.420%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2034	GBP	815,000	120,195	—	—	120,195	—
3-Month USD LIBOR	Fixed rate of 1.907%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/21/2034	USD	150,000	(1,351)	—	—	—	(1,351)
3-Month USD LIBOR	Fixed rate of 1.933%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/22/2034	USD	100,000	(1,135)	—	—	—	(1,135)
3-Month USD LIBOR	Fixed rate of 1.998%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/07/2034	USD	130,000	(2,221)	—	—	—	(2,221)
3-Month USD LIBOR	Fixed rate of 2.111%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/12/2034	USD	130,000	(3,536)	—	—	—	(3,536)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
December 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
UK Retail Price Index All Items Monthly	Fixed rate of 3.360%	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2035	GBP	300,000	54,611	—	—	54,611	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.390%	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2035	GBP	300,000	52,035	—	—	52,035	—
Fixed rate of 3.360%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2039	GBP	815,000	(160,536)	—	—	—	(160,536)
3-Month USD LIBOR	Fixed rate of 2.098%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/23/2039	USD	70,000	(965)	—	—	—	(965)
Fixed rate of 3.341%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2040	GBP	300,000	(67,015)	—	—	—	(67,015)
Fixed rate of 3.310%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2040	GBP	300,000	(70,978)	—	—	—	(70,978)
3-Month USD LIBOR	Fixed rate of 0.973%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/17/2040	USD	60,000	7,289	—	—	7,289	—
Fixed rate of 3.333%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2040	GBP	115,000	(31,271)	—	—	—	(31,271)
Fixed rate of 3.560%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	03/15/2041	GBP	120,000	(21,313)	—	—	—	(21,313)
UK Retail Price Index All Items Monthly	Fixed rate of 3.725%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2041	GBP	100,000	3,452	—	—	3,452	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.774%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2041	GBP	65,000	1,226	—	—	1,226	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.855%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2041	GBP	65,000	(1,503)	—	—	—	(1,503)
Fixed rate of 3.270%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2044	GBP	630,000	(162,824)	—	—	—	(162,824)
3-Month USD LIBOR	Fixed rate of 2.110%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/15/2044	USD	160,000	(2,737)	—	—	—	(2,737)
Fixed rate of 3.239%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2045	GBP	200,000	(58,121)	—	—	—	(58,121)
Fixed rate of 3.220%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2045	GBP	300,000	(90,533)	—	—	—	(90,533)
Fixed rate of 1.362%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	05/15/2047	USD	170,000	(3,889)	—	—	—	(3,889)
SOFR	Fixed rate of 1.640%	Receives Annually, Pays Annually	Goldman Sachs	05/15/2047	USD	320,000	(9,449)	—	—	—	(9,449)
3-Month USD LIBOR	Fixed rate of 2.378%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	07/05/2049	USD	60,000	(2,736)	—	—	—	(2,736)
3-Month USD LIBOR	Fixed rate of 1.709%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/16/2049	USD	50,000	94	—	—	94	—
3-Month USD LIBOR	Fixed rate of 1.667%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/17/2049	USD	40,000	196	—	—	196	—
The accompanying Notes to Financial Statements are an integral part of this statement.
26	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
UK Retail Price Index All Items Monthly	Fixed rate of 3.160%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2049	GBP	630,000	205,483	—	—	205,483	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.111%	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2050	GBP	300,000	110,950	—	—	110,950	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.133%	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2050	GBP	200,000	70,659	—	—	70,659	—
Fixed rate of 1.828%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	02/10/2050	USD	50,000	1,537	—	—	1,537	—
Fixed rate of 1.870%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	02/19/2051	USD	90,000	3,803	—	—	3,803	—
Fixed rate of 1.905%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	02/22/2051	USD	45,000	2,276	—	—	2,276	—
Fixed rate of 1.904%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	06/11/2051	USD	20,000	906	—	—	906	—
Fixed rate of 1.793%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	07/15/2051	EUR	50,000	(13,377)	—	—	—	(13,377)
Fixed rate of 1.886%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/15/2051	EUR	85,000	(18,544)	—	—	—	(18,544)
Fixed rate of 2.320%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2051	EUR	65,000	1,929	—	—	1,929	—
Fixed rate of 2.277%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2051	EUR	70,000	315	—	—	315	—
Fixed rate of 2.221%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2051	EUR	67,500	(1,881)	—	—	—	(1,881)
Fixed rate of 2.132%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2051	EUR	67,500	(5,319)	—	—	—	(5,319)
Fixed rate of 2.205%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2051	EUR	310,000	(11,544)	—	—	—	(11,544)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.570%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/22/2051	USD	107,000	764	—	—	764	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.624%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/25/2051	USD	108,000	(1,618)	—	—	—	(1,618)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.606%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/25/2051	USD	465,000	(3,524)	—	—	—	(3,524)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.620%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/26/2051	USD	108,000	(1,441)	—	—	—	(1,441)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.625%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/28/2051	USD	110,000	(1,696)	—	—	—	(1,696)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.540%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/03/2051	USD	60,000	1,148	—	—	1,148	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 2.127%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2051	EUR	50,000	4,095	—	—	4,095	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 2.184%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2051	EUR	50,000	2,486	—	—	2,486	—
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
December 31, 2021
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 2.194%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2051	EUR	50,000	2,194	—	—	2,194	—
Fixed rate of 2.628%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2051	USD	75,000	1,253	—	—	1,253	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 2.170%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2051	EUR	20,000	1,152	—	—	1,152	—
Fixed rate of 2.206%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2051	EUR	25,000	(987)	—	—	—	(987)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.676%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/17/2051	USD	75,000	2,749	—	—	2,749	—
Fixed rate of 2.626%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/22/2051	USD	20,000	319	—	—	319	—
Fixed rate of 2.613%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/24/2051	USD	75,000	796	—	—	796	—
Fixed rate of 1.389%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	12/15/2051	USD	30,000	(321)	—	—	—	(321)
Fixed rate of 2.096%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2051	EUR	10,000	(958)	—	—	—	(958)
Fixed rate of 2.170%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2051	EUR	50,000	(2,717)	—	—	—	(2,717)
Fixed rate of 2.125%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2051	EUR	50,000	(3,988)	—	—	—	(3,988)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.445%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/20/2051	USD	75,000	3,709	—	—	3,709	—
3-Month USD LIBOR	Fixed rate of 1.090%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/20/2052	USD	60,000	9,438	—	—	9,438	—
3-Month USD LIBOR	Fixed rate of 1.136%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/20/2052	USD	60,000	8,771	—	—	8,771	—
3-Month USD LIBOR	Fixed rate of 0.881%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	07/12/2053	USD	60,000	12,651	—	—	12,651	—
Fixed rate of 1.929%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	12/01/2056	USD	10,000	413	—	—	413	—
Total							272,556	—	—	1,345,264	(1,072,708)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month USD LIBOR	London Interbank Offered Rate	0.209%
6-Month EURIBOR	Euro Interbank Offered Rate	(0.546%)
Eurostat Eurozone HICP ex-Tobacco NSA	Harmonised Index of Consumer Price Index Excluding Tobacco	0.400%
SOFR	Secured Overnight Financing Rate	0.050%
SONIA	Sterling Overnight Index Average	0.191%
UK Retail Price Index All Items Monthly	United Kingdom Retail Price Index All Items	5.400%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	7.036%
The accompanying Notes to Financial Statements are an integral part of this statement.
28	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Principal and interest may not be guaranteed by a governmental entity.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $52,476,634, which represents 42.85% of total net assets.
(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	2,526,899	50,110,679	(49,396,145)	(178)	3,241,255	(91)	1,818	3,241,903
Abbreviation Legend
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	29

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Foreign Government Obligations	—	1,140,733	—	1,140,733
Inflation-Indexed Bonds	—	115,955,856	—	115,955,856
U.S. Treasury Obligations	1,700,430	—	—	1,700,430
Options Purchased Calls	2,406	303,457	—	305,863
Options Purchased Puts	—	230,205	—	230,205
Money Market Funds	3,241,255	—	—	3,241,255
Total Investments in Securities	4,944,091	117,630,251	—	122,574,342
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	48,516	—	48,516
Futures Contracts	120,058	—	—	120,058
Swap Contracts	—	1,345,264	—	1,345,264
Liability
Forward Foreign Currency Exchange Contracts	—	(763,922)	—	(763,922)
Futures Contracts	(130,436)	—	—	(130,436)
Options Contracts Written	(766)	(629,826)	—	(630,592)
Swap Contracts	—	(1,072,708)	—	(1,072,708)
Total	4,932,947	116,557,575	—	121,490,522
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
30	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $108,624,375)	$118,797,019
Affiliated issuers (cost $3,241,433)	3,241,255
Options purchased (cost $556,814)	536,068
Foreign currency (cost $513,924)	522,962
Margin deposits on:
Futures contracts	280,728
Swap contracts	468,590
Unrealized appreciation on forward foreign currency exchange contracts	48,516
Receivable for:
Investments sold	704,375
Dividends	205
Interest	239,010
Foreign tax reclaims	3,432
Variation margin for futures contracts	6,867
Variation margin for swap contracts	28,092
Expense reimbursement due from Investment Manager	255
Prepaid expenses	7,251
Total assets	124,884,625
Liabilities
Option contracts written, at value (premiums received $655,797)	630,592
Unrealized depreciation on forward foreign currency exchange contracts	763,922
Cash collateral due to broker for:
Other(a)	88,265
Payable for:
Investments purchased	518,610
Capital shares purchased	100,388
Variation margin for futures contracts	18,636
Variation margin for swap contracts	68,949
Management services fees	1,713
Distribution and/or service fees	524
Service fees	6,242
Compensation of board members	182,724
Compensation of chief compliance officer	22
Other expenses	36,963
Total liabilities	2,417,550
Net assets applicable to outstanding capital stock	$122,467,075
Represented by
Paid in capital	111,076,374
Total distributable earnings (loss)	11,390,701
Total - representing net assets applicable to outstanding capital stock	$122,467,075
Class 1
Net assets	$682,222
Shares outstanding	111,168
Net asset value per share	$6.14
Class 2
Net assets	$31,002,274
Shares outstanding	5,178,325
Net asset value per share	$5.99
Class 3
Net assets	$90,782,579
Shares outstanding	14,887,273
Net asset value per share	$6.10

(a)	Includes collateral related to options purchased and options contracts written.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	31

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$1,818
Interest	3,724,509
Foreign taxes withheld	(1,060)
Total income	3,725,267
Expenses:
Management services fees	589,487
Distribution and/or service fees
Class 2	65,130
Class 3	111,476
Service fees	69,360
Compensation of board members	49,912
Custodian fees	36,009
Printing and postage fees	17,712
Audit fees	49,500
Legal fees	11,069
Interest on collateral	1,652
Compensation of chief compliance officer	20
Other	9,427
Total expenses	1,010,754
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(118,817)
Total net expenses	891,937
Net investment income	2,833,330
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,521,579
Investments — affiliated issuers	(91)
Foreign currency translations	(144,545)
Forward foreign currency exchange contracts	2,349,054
Futures contracts	205,664
Options purchased	(31,964)
Options contracts written	72,095
Swap contracts	3,778
Net realized gain	4,975,570
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,349,476)
Investments — affiliated issuers	(178)
Foreign currency translations	(14,925)
Forward foreign currency exchange contracts	655,960
Futures contracts	(40,332)
Options purchased	(5,670)
Options contracts written	(119,314)
Swap contracts	262,358
Net change in unrealized appreciation (depreciation)	(2,611,577)
Net realized and unrealized gain	2,363,993
Net increase in net assets resulting from operations	$5,197,323
The accompanying Notes to Financial Statements are an integral part of this statement.
32	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$2,833,330	$(389,727)
Net realized gain (loss)	4,975,570	(342,832)
Net change in unrealized appreciation (depreciation)	(2,611,577)	9,772,386
Net increase in net assets resulting from operations	5,197,323	9,039,827
Distributions to shareholders
Net investment income and net realized gains
Class 1	(9,823)	(1,178)
Class 2	(696,846)	(446,018)
Class 3	(2,466,100)	(2,032,285)
Total distributions to shareholders	(3,172,769)	(2,479,481)
Increase (decrease) in net assets from capital stock activity	12,563,748	(7,500,076)
Total increase (decrease) in net assets	14,588,302	(939,730)
Net assets at beginning of year	107,878,773	108,818,503
Net assets at end of year	$122,467,075	$107,878,773

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	116,795	707,018	17,336	103,071
Distributions reinvested	1,618	9,823	198	1,178
Redemptions	(25,233)	(154,067)	(4,415)	(25,783)
Net increase	93,180	562,774	13,119	78,466
Class 2
Subscriptions	1,754,197	10,314,906	687,541	3,990,780
Distributions reinvested	117,512	696,846	76,768	446,018
Redemptions	(330,257)	(1,941,198)	(680,209)	(3,869,999)
Net increase	1,541,452	9,070,554	84,100	566,799
Class 3
Subscriptions	1,383,197	8,230,554	1,049,010	6,157,463
Distributions reinvested	408,972	2,466,100	343,872	2,032,285
Redemptions	(1,294,141)	(7,766,234)	(2,830,058)	(16,335,089)
Net increase (decrease)	498,028	2,930,420	(1,437,176)	(8,145,341)
Total net increase (decrease)	2,132,660	12,563,748	(1,339,957)	(7,500,076)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$6.04	0.18	0.09	0.27	(0.05)	(0.12)	(0.17)
Year Ended 12/31/2020	$5.66	(0.01)	0.54	0.53	(0.04)	(0.11)	(0.15)
Year Ended 12/31/2019	$5.42	0.03	0.40	0.43	(0.19)	—	(0.19)
Year Ended 12/31/2018	$5.47	0.08	(0.10)	(0.02)	—	(0.03)	(0.03)
Year Ended 12/31/2017	$5.51	0.06	0.08	0.14	(0.13)	(0.05)	(0.18)
Class 2
Year Ended 12/31/2021	$5.89	0.14	0.12	0.26	(0.04)	(0.12)	(0.16)
Year Ended 12/31/2020	$5.53	(0.03)	0.52	0.49	(0.02)	(0.11)	(0.13)
Year Ended 12/31/2019	$5.30	0.02	0.38	0.40	(0.17)	—	(0.17)
Year Ended 12/31/2018	$5.37	0.06	(0.10)	(0.04)	—	(0.03)	(0.03)
Year Ended 12/31/2017	$5.41	0.05	0.08	0.13	(0.12)	(0.05)	(0.17)
Class 3
Year Ended 12/31/2021	$6.00	0.15	0.12	0.27	(0.05)	(0.12)	(0.17)
Year Ended 12/31/2020	$5.63	(0.02)	0.53	0.51	(0.03)	(0.11)	(0.14)
Year Ended 12/31/2019	$5.39	0.03	0.39	0.42	(0.18)	—	(0.18)
Year Ended 12/31/2018	$5.45	0.07	(0.10)	(0.03)	—	(0.03)	(0.03)
Year Ended 12/31/2017	$5.49	0.05	0.08	0.13	(0.12)	(0.05)	(0.17)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$6.14	4.56%	0.72%(c)	0.61%(c)	2.99%	58%	$682
Year Ended 12/31/2020	$6.04	9.37%	0.74%	0.65%	(0.09%)	70%	$109
Year Ended 12/31/2019	$5.66	7.90%	0.71%(c)	0.61%(c)	0.57%	62%	$28
Year Ended 12/31/2018	$5.42	(0.33%)	0.71%(c)	0.61%(c)	1.41%	118%	$11
Year Ended 12/31/2017	$5.47	2.66%	0.71%	0.62%	1.09%	99%	$11
Class 2
Year Ended 12/31/2021	$5.99	4.43%	0.97%(c)	0.87%(c)	2.41%	58%	$31,002
Year Ended 12/31/2020	$5.89	8.97%	0.97%	0.89%	(0.47%)	70%	$21,434
Year Ended 12/31/2019	$5.53	7.63%	0.96%(c)	0.86%(c)	0.38%	62%	$19,663
Year Ended 12/31/2018	$5.30	(0.71%)	0.95%(c)	0.86%(c)	1.14%	118%	$17,272
Year Ended 12/31/2017	$5.37	2.46%	0.97%	0.87%	0.86%	99%	$13,986
Class 3
Year Ended 12/31/2021	$6.10	4.48%	0.85%(c)	0.74%(c)	2.46%	58%	$90,783
Year Ended 12/31/2020	$6.00	9.11%	0.85%	0.76%	(0.34%)	70%	$86,336
Year Ended 12/31/2019	$5.63	7.81%	0.83%(c)	0.73%(c)	0.49%	62%	$89,128
Year Ended 12/31/2018	$5.39	(0.51%)	0.82%(c)	0.74%(c)	1.28%	118%	$96,659
Year Ended 12/31/2017	$5.45	2.54%	0.84%	0.75%	0.97%	99%	$111,829
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	35

Notes to Financial Statements
December 31, 2021
Note 1. Organization
CTIVP® – BlackRock Global Inflation-Protected Securities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
36	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
December 31, 2021
aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
38	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to attain desired breakeven inflation exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to protect gains and to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
December 31, 2021
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to hedge the portfolio risk associated with some or all of the Fund’s securities and to attain desired breakeven inflation exposure.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
40	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	48,516
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	120,058*
Interest rate risk	Investments, at value — Options purchased	536,068
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,345,264*
Total		2,049,906

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	763,922
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	130,436*
Interest rate risk	Options contracts written, at value	630,592
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,072,708*
Total		2,597,658

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	2,349,054	—	—	(5,197)	—	2,343,857
Interest rate risk	—	205,664	72,095	(26,767)	3,778	254,770
Total	2,349,054	205,664	72,095	(31,964)	3,778	2,598,627

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	655,960	—	—	—	—	655,960
Interest rate risk	—	(40,332)	(119,314)	(5,670)	262,358	97,042
Total	655,960	(40,332)	(119,314)	(5,670)	262,358	753,002
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	18,834,049
Futures contracts — short	15,307,667

Derivative instrument	Average value ($)*
Options contracts — purchased	483,123
Options contracts — written	(598,630)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,452,161	(408,311)
Interest rate swap contracts	1,207,635	(955,117)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
42	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
	Citi ($)	Deutsche Bank ($)	Goldman Sachs ($)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	-	-	28,092	-	28,092
Forward foreign currency exchange contracts	97	48,419	-	-	48,516
Options purchased calls	206,641	96,816	-	2,406	305,863
Options purchased puts	121,674	108,531	-	-	230,205
Total assets	328,412	253,766	28,092	2,406	612,676
Liabilities
Centrally cleared interest rate swap contracts (a)	-	-	68,949	-	68,949
Forward foreign currency exchange contracts	118,290	645,632	-	-	763,922
Options contracts written	242,424	387,402	-	766	630,592
Total liabilities	360,714	1,033,034	68,949	766	1,463,463
Total financial and derivative net assets	(32,302)	(779,268)	(40,857)	1,640	(850,787)
Total collateral received (pledged) (b)	-	(584,846)	(40,857)	-	(625,703)
Net amount (c)	(32,302)	(194,422)	-	1,640	(225,084)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
December 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.51% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.51% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into a Subadvisory Agreement with BlackRock Financial Management, Inc. (BlackRock) to serve as a subadviser to the Fund. BlackRock International Limited (BIL), an affiliate of BlackRock, assists in providing day-to-day portfolio management of the Fund pursuant to the Sub-Subadvisory Agreement between BlackRock and BIL. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
44	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.60%	0.65%
Class 2	0.85	0.90
Class 3	0.725	0.775
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
December 31, 2021
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, swap investments, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,740,267	(2,740,267)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,143,966	1,028,803	3,172,769	2,479,481	—	2,479,481
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,824,576	72,770	—	4,668,116
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
116,822,406	5,647,056	(978,940)	4,668,116
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
46	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $76,047,794 and $64,457,066, respectively, for the year ended December 31, 2021, of which $59,288,428 and $47,086,833, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
December 31, 2021
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe which are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
48	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	49

Notes to Financial Statements  (continued)
December 31, 2021
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
50	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	51

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – BlackRock Global Inflation-Protected Securities Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
52	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Capital gain dividend
$102,719
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	53

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
54	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	55

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
56	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	57

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
58	CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund | Annual Report 2021	59

CTIVP® – BlackRock Global Inflation-Protected Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-2060 AW (2/22)

Annual Report
December 31, 2021
CTIVP® – Victory Sycamore Established Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Victory Sycamore Established Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Victory Sycamore Established Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Victory Capital Management Inc.
Gary Miller
Jeffrey Graff, CFA
Gregory Conners
James Albers, CFA
Michael Rodarte, CFA
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	31.90	13.76	15.22
Class 2	05/03/10	31.55	13.47	14.93
Class 3	02/04/04	31.75	13.62	15.07
Russell Midcap Value Index		28.34	11.22	13.44
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to November 2012 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Victory Sycamore Established Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	1.8
Consumer Discretionary	9.2
Consumer Staples	7.6
Energy	4.5
Financials	14.9
Health Care	4.2
Industrials	23.0
Information Technology	10.7
Materials	12.7
Real Estate	8.6
Utilities	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 70.26% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 31.55%. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 28.34% over the same period.
Market overview
In the fourth quarter of 2021, the U.S. equity market, as measured by the S&P 500® Index, posted its best quarter of the year, capping a third consecutive banner year for equities with a return of 28.71%. Despite the strong performance, investors had to contend with another headline-heavy year, which injected bouts of volatility into the market.
The annual period started off strong, with the pro-cyclical/reopening rotation continuing its momentum from the fourth quarter of 2020. Driving bullish sentiment was the continuation of unprecedented monetary and fiscal stimulus, accelerated COVID-19 vaccine rollouts, positive corporate commentary and broader TINA/FOMO dynamics (There is No Alternative/Fear of Missing Out). While these tailwinds persisted into the second half of the year, risks began to emerge. Most notably, perhaps, discussions about supply-chain constraints and inflation picked up steam during the summer. Also, while the Federal Reserve (Fed) had stuck to its message for most of the year that inflation was “transitory” and should abate once supply-chain issues were resolved, the year-over-year increases in headline inflation in October and November, which were at multi-decade highs, forced the Fed to concede that inflation was less fleeting than originally thought. In November, the Fed began its prior telegraphed reduction in asset purchases by $15 billion per month from the $120 billion per month it had been buying. That number increased to $30 billion per month in December. Additionally, projections released in December suggested the median forecast for interest rate hikes in 2022 stood at three.
The Fund’s notable contributors during the period
•	Stock selection overall contributed most positively to the Fund’s relative results during the annual period. Sector allocation is a by-product of the bottom-up stock selection process and not a result of top-down tactical decisions but also proved favorable.
•	Stock selection in health care, energy and communication services bolstered the Fund’s relative performance most during the annual period.
•	Having underweighted allocations to communication services and health care, each of which underperformed the benchmark during the annual period, also helped.
•	From an individual security perspective, two of the Fund’s top three top positive contributors relative to the benchmark during the annual period were in the energy sector—Devon Energy Corp. and Cimarex Energy Co. Both benefited from the rise in oil prices during the year. Also, energy was the best performing sector in the benchmark during the annual period, so both names appreciated with the group. Additionally, both companies were committed to operating within cash flow and announced their intention to return excess cash to shareholders. Cimarex Energy completed its merger with Cabot Oil Corp. in October 2021, with the combined company now known as Coterra Energy Inc.
•	Insurer American Financial Group, Inc. was also a significant positive contributor to the Fund’s relative results. The insurer sold its annuity business to Massachusetts Mutual Life Insurance Co. (MassMutual) earlier in 2021 and returned the proceeds to shareholders via a special dividend. American Financial Group also reported third quarter 2021 earnings that were ahead of expectations, driven by strong operating results and premium growth. The company further benefited during the annual period from having minimal catastrophe losses relative to industry peers and from its portfolio investment exposure to real estate and alternatives.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The Fund’s notable detractors during the period
•	Stock selection in the consumer discretionary, financials and real estate sectors detracted most from the Fund’s relative performance during the annual period.
•	Detracting most from the Fund’s results relative to the benchmark was a position in gaming operator Las Vegas Sands Corp., which has significant exposure to Macau. The company’s shares were under pressure given the Chinese government’s “no tolerance” approach to the COVID-19 pandemic, which limited travel to Macau. Its shares sold off further after the Chinese government cracked down on after-school tutoring programs, as some market participants were alarmed by the government’s heavy-handed approach and wondered which industry could be next. We sold the Fund’s position by the end of the annual period.
•	Cold storage REIT Americold Realty Trust was another top detractor, as the company lowered its guidance on several occasions during the annual period due to ongoing labor and production constraints even as demand remained robust. These production headwinds resulted in customers holding less inventory at Americold Realty Trust’s facilities, which, in turn, led to lower economic and physical occupancy. We sold the Fund’s position by the end of the annual period.
•	Another significant detractor was Leidos Holdings, Inc., a defense contractor that provides applied technology solutions to the U.S. government. It reported third quarter 2021 results that were mixed relative to consensus expectations. Its management cited supply-chain issues for computers and components and lower award activity due to uncertainty around near-term Congressional funding as headwinds. Additionally, the U.S. pullout from Afghanistan negatively impacted Leidos Holdings’ revenue. We maintained the Fund’s position in the company based on our view of both its long-term earnings potential given its record project backlog and its attractive free cash flow.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,072.20	1,021.17	4.18	4.08	0.80
Class 2	1,000.00	1,000.00	1,070.60	1,019.86	5.53	5.40	1.06
Class 3	1,000.00	1,000.00	1,071.40	1,020.52	4.86	4.74	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 1.8%
Entertainment 1.0%
Live Nation Entertainment, Inc.(a)	44,300	5,302,267
Media 0.8%
Interpublic Group of Companies, Inc. (The)	126,200	4,726,190
Total Communication Services		10,028,457
Consumer Discretionary 9.1%
Auto Components 3.2%
Aptiv PLC(a)	44,000	7,257,800
BorgWarner, Inc.	242,000	10,906,940
Total		18,164,740
Hotels, Restaurants & Leisure 2.9%
Hilton Worldwide Holdings, Inc.(a)	35,500	5,537,645
Yum! Brands, Inc.	77,200	10,719,992
Total		16,257,637
Household Durables 1.0%
Newell Brands, Inc.	248,000	5,416,320
Specialty Retail 0.7%
Ross Stores, Inc.	37,100	4,239,788
Textiles, Apparel & Luxury Goods 1.3%
VF Corp.	99,000	7,248,780
Total Consumer Discretionary		51,327,265
Consumer Staples 7.5%
Food & Staples Retailing 1.7%
Sysco Corp.	124,300	9,763,765
Food Products 5.8%
Archer-Daniels-Midland Co.	156,500	10,577,835
Hershey Co. (The)	55,600	10,756,932
Tyson Foods, Inc., Class A	127,900	11,147,764
Total		32,482,531
Total Consumer Staples		42,246,296
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.4%
Oil, Gas & Consumable Fuels 4.4%
Coterra Energy, Inc.	363,702	6,910,338
Devon Energy Corp.	185,000	8,149,250
Valero Energy Corp.	132,000	9,914,520
Total		24,974,108
Total Energy		24,974,108
Financials 14.6%
Banks 4.5%
Huntington Bancshares, Inc.	480,100	7,403,142
Prosperity Bancshares, Inc.	93,800	6,781,740
Zions Bancorp	176,100	11,122,476
Total		25,307,358
Capital Markets 1.7%
Bank of New York Mellon Corp. (The)	167,000	9,699,360
Insurance 8.4%
Alleghany Corp.(a)	16,800	11,215,512
American Financial Group, Inc.	75,200	10,326,464
Everest Re Group Ltd.	31,100	8,518,912
Old Republic International Corp.	110,400	2,713,632
Progressive Corp. (The)	40,700	4,177,855
WR Berkley Corp.	130,000	10,710,700
Total		47,663,075
Total Financials		82,669,793
Health Care 4.1%
Health Care Equipment & Supplies 1.6%
Cooper Companies, Inc. (The)	21,500	9,007,210
Health Care Providers & Services 2.5%
Molina Healthcare, Inc.(a)	13,600	4,325,888
Quest Diagnostics, Inc.	57,900	10,017,279
Total		14,343,167
Total Health Care		23,350,377
Industrials 22.5%
Aerospace & Defense 2.2%
Textron, Inc.	160,800	12,413,760
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.3%
Alaska Air Group, Inc.(a)	143,000	7,450,300
Building Products 1.0%
Owens Corning	63,000	5,701,500
Commercial Services & Supplies 1.0%
Republic Services, Inc.	41,039	5,722,888
Electrical Equipment 2.7%
Hubbell, Inc.	42,000	8,747,340
Vertiv Holdings Co.	257,000	6,417,290
Total		15,164,630
Machinery 8.5%
AGCO Corp.	70,000	8,121,400
Lincoln Electric Holdings, Inc.	38,200	5,327,754
Middleby Corp. (The)(a)	45,800	9,011,608
Oshkosh Corp.	52,000	5,860,920
Parker-Hannifin Corp.	28,900	9,193,668
Toro Co. (The)	75,700	7,563,187
Xylem, Inc.	23,100	2,770,152
Total		47,848,689
Professional Services 2.1%
Leidos Holdings, Inc.	78,600	6,987,540
ManpowerGroup, Inc.	51,500	5,012,495
Total		12,000,035
Road & Rail 2.9%
JB Hunt Transport Services, Inc.	40,800	8,339,520
Landstar System, Inc.	44,800	8,020,096
Total		16,359,616
Trading Companies & Distributors 0.8%
United Rentals, Inc.(a)	14,300	4,751,747
Total Industrials		127,413,165
Information Technology 10.5%
Communications Equipment 1.0%
Motorola Solutions, Inc.	20,700	5,624,190
Electronic Equipment, Instruments & Components 2.8%
Amphenol Corp., Class A	81,900	7,162,974
Flex Ltd.(a)	467,000	8,560,110
Total		15,723,084
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 5.6%
DXC Technology Co.(a)	190,700	6,138,633
Genpact Ltd.	182,700	9,697,716
Global Payments, Inc.	55,200	7,461,936
MAXIMUS, Inc.	106,000	8,445,020
Total		31,743,305
Technology Hardware, Storage & Peripherals 1.1%
Hewlett Packard Enterprise Co.	384,800	6,068,296
Total Information Technology		59,158,875
Materials 12.4%
Chemicals 5.7%
Corteva, Inc.	135,700	6,415,896
Eastman Chemical Co.	40,400	4,884,764
International Flavors & Fragrances, Inc.	47,800	7,201,070
RPM International, Inc.	42,000	4,242,000
Westlake Chemical Corp.	97,000	9,421,610
Total		32,165,340
Containers & Packaging 4.0%
AptarGroup, Inc.	40,000	4,899,200
Avery Dennison Corp.	39,800	8,619,486
Packaging Corp. of America	69,600	9,476,040
Total		22,994,726
Metals & Mining 2.7%
Reliance Steel & Aluminum Co.	52,600	8,532,772
Steel Dynamics, Inc.	107,500	6,672,525
Total		15,205,297
Total Materials		70,365,363
Real Estate 8.5%
Equity Real Estate Investment Trusts (REITS) 8.5%
Alexandria Real Estate Equities, Inc.	39,500	8,806,920
American Homes 4 Rent, Class A	165,000	7,195,650
Camden Property Trust	44,500	7,951,260
Equity LifeStyle Properties, Inc.	90,000	7,889,400
Lamar Advertising Co., Class A	64,800	7,860,240
National Retail Properties, Inc.	172,800	8,306,496
Total		48,009,966
Total Real Estate		48,009,966

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.7%
Electric Utilities 2.7%
Alliant Energy Corp.	134,000	8,236,980
Xcel Energy, Inc.	106,600	7,216,820
Total		15,453,800
Total Utilities		15,453,800
Total Common Stocks (Cost $409,978,743)		554,997,465

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	11,525,717	11,523,412
Total Money Market Funds (Cost $11,523,772)		11,523,412
Total Investments in Securities (Cost: $421,502,515)		566,520,877
Other Assets & Liabilities, Net		(748,623)
Net Assets		565,772,254

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	11,650,439	180,160,988	(180,287,655)	(360)	11,523,412	(425)	5,445	11,525,717
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	10,028,457	—	—	10,028,457
Consumer Discretionary	51,327,265	—	—	51,327,265
Consumer Staples	42,246,296	—	—	42,246,296
Energy	24,974,108	—	—	24,974,108
Financials	82,669,793	—	—	82,669,793
Health Care	23,350,377	—	—	23,350,377
Industrials	127,413,165	—	—	127,413,165
Information Technology	59,158,875	—	—	59,158,875
Materials	70,365,363	—	—	70,365,363
Real Estate	48,009,966	—	—	48,009,966
Utilities	15,453,800	—	—	15,453,800
Total Common Stocks	554,997,465	—	—	554,997,465
Money Market Funds	11,523,412	—	—	11,523,412
Total Investments in Securities	566,520,877	—	—	566,520,877
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $409,978,743)	$554,997,465
Affiliated issuers (cost $11,523,772)	11,523,412
Receivable for:
Investments sold	219,555
Capital shares sold	28,015
Dividends	599,077
Prepaid expenses	11,308
Total assets	567,378,832
Liabilities
Payable for:
Investments purchased	394,412
Capital shares purchased	1,081,995
Management services fees	11,849
Distribution and/or service fees	807
Service fees	7,777
Compensation of board members	86,806
Compensation of chief compliance officer	103
Other expenses	22,829
Total liabilities	1,606,578
Net assets applicable to outstanding capital stock	$565,772,254
Represented by
Trust capital	$565,772,254
Total - representing net assets applicable to outstanding capital stock	$565,772,254
Class 1
Net assets	$403,831,982
Shares outstanding	9,346,811
Net asset value per share	$43.21
Class 2
Net assets	$74,121,612
Shares outstanding	1,765,287
Net asset value per share	$41.99
Class 3
Net assets	$87,818,660
Shares outstanding	2,060,676
Net asset value per share	$42.62
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$13,735,346
Dividends — affiliated issuers	5,445
Interfund lending	24
Total income	13,740,815
Expenses:
Management services fees	4,566,784
Distribution and/or service fees
Class 2	163,237
Class 3	97,687
Service fees	87,386
Compensation of board members	37,289
Custodian fees	13,909
Printing and postage fees	14,916
Audit fees	29,500
Legal fees	15,549
Compensation of chief compliance officer	109
Other	15,768
Total expenses	5,042,134
Net investment income	8,698,681
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	112,740,697
Investments — affiliated issuers	(425)
Net realized gain	112,740,272
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	56,320,032
Investments — affiliated issuers	(360)
Net change in unrealized appreciation (depreciation)	56,319,672
Net realized and unrealized gain	169,059,944
Net increase in net assets resulting from operations	$177,758,625
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$8,698,681	$8,159,726
Net realized gain	112,740,272	31,303,067
Net change in unrealized appreciation (depreciation)	56,319,672	14,116,633
Net increase in net assets resulting from operations	177,758,625	53,579,426
Decrease in net assets from capital stock activity	(310,724,170)	(11,442,338)
Total increase (decrease) in net assets	(132,965,545)	42,137,088
Net assets at beginning of year	698,737,799	656,600,711
Net assets at end of year	$565,772,254	$698,737,799

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	68,326	2,794,000	528,183	12,490,299
Redemptions	(8,547,264)	(323,905,306)	(346,188)	(10,495,499)
Net increase (decrease)	(8,478,938)	(321,111,306)	181,995	1,994,800
Class 2
Subscriptions	321,458	12,549,323	158,168	4,365,767
Redemptions	(191,212)	(7,321,921)	(351,980)	(9,491,983)
Net increase (decrease)	130,246	5,227,402	(193,812)	(5,126,216)
Class 3
Subscriptions	249,282	9,878,828	56,261	1,558,809
Redemptions	(123,171)	(4,719,094)	(372,566)	(9,869,731)
Net increase (decrease)	126,111	5,159,734	(316,305)	(8,310,922)
Total net decrease	(8,222,581)	(310,724,170)	(328,122)	(11,442,338)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

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CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$32.76	0.58(c)	9.87	10.45
Year Ended 12/31/2020	$30.32	0.38	2.06	2.44
Year Ended 12/31/2019	$23.65	0.34	6.33	6.67
Year Ended 12/31/2018	$26.27	0.27	(2.89)	(2.62)
Year Ended 12/31/2017	$22.68	0.17	3.42	3.59
Class 2
Year Ended 12/31/2021	$31.92	0.50(c)	9.57	10.07
Year Ended 12/31/2020	$29.61	0.31	2.00	2.31
Year Ended 12/31/2019	$23.16	0.27	6.18	6.45
Year Ended 12/31/2018	$25.79	0.20	(2.83)	(2.63)
Year Ended 12/31/2017	$22.32	0.11	3.36	3.47
Class 3
Year Ended 12/31/2021	$32.35	0.55(c)	9.72	10.27
Year Ended 12/31/2020	$29.98	0.35	2.02	2.37
Year Ended 12/31/2019	$23.42	0.31	6.25	6.56
Year Ended 12/31/2018	$26.05	0.23	(2.86)	(2.63)
Year Ended 12/31/2017	$22.51	0.14	3.40	3.54

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.15 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$43.21	31.90%	0.80%	0.80%	1.48%	24%	$403,832
Year Ended 12/31/2020	$32.76	8.05%	0.79%	0.79%	1.41%	41%	$583,965
Year Ended 12/31/2019	$30.32	28.20%	0.79%	0.79%	1.25%	39%	$534,959
Year Ended 12/31/2018	$23.65	(9.97%)	0.79%	0.79%	1.00%	36%	$442,931
Year Ended 12/31/2017	$26.27	15.83%	0.82%	0.82%	0.69%	41%	$487,245
Class 2
Year Ended 12/31/2021	$41.99	31.55%	1.05%	1.05%	1.28%	24%	$74,122
Year Ended 12/31/2020	$31.92	7.80%	1.04%	1.04%	1.16%	41%	$52,184
Year Ended 12/31/2019	$29.61	27.85%	1.04%	1.04%	1.00%	39%	$54,158
Year Ended 12/31/2018	$23.16	(10.20%)	1.04%	1.04%	0.76%	36%	$40,488
Year Ended 12/31/2017	$25.79	15.55%	1.07%	1.07%	0.46%	41%	$40,477
Class 3
Year Ended 12/31/2021	$42.62	31.75%	0.93%	0.93%	1.41%	24%	$87,819
Year Ended 12/31/2020	$32.35	7.91%	0.92%	0.92%	1.29%	41%	$62,589
Year Ended 12/31/2019	$29.98	28.01%	0.91%	0.91%	1.12%	39%	$67,484
Year Ended 12/31/2018	$23.42	(10.10%)	0.92%	0.92%	0.88%	36%	$53,581
Year Ended 12/31/2017	$26.05	15.73%	0.95%	0.95%	0.57%	41%	$57,946
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
CTIVP® – Victory Sycamore Established Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.76% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Victory Capital Management Inc. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance
20	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021	Contractual expense cap prior to May 1, 2021
Class 1	0.85%	0.85%	0.85%
Class 2	1.10	1.10	1.10
Class 3	0.975	0.975	0.975
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $141,860,568 and $442,834,401, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,300,000	0.69	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
22	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Victory Sycamore Established Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Victory Sycamore Established Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
26	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
30	CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – Victory Sycamore Established Value Fund | Annual Report 2021	31

CTIVP® – Victory Sycamore Established Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-2065 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – Partners Core Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners Core Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners Core Equity Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
J.P. Morgan Investment Management Inc.
Scott Davis
Shilpee Raina, CFA
David Small
T. Rowe Price Associates, Inc.
Jeffrey Rottinghaus, CPA*
* Effective April 1, 2022, Jeffrey Rottinghaus will step down as the portfolio manager of the T. Rowe Price portion of the Fund and will be succeeded by Shawn Driscoll. Mr. Driscoll currently serves as Vice President and Portfolio Manager of T. Rowe Price.
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	29.49	16.28	14.12
Class 2	05/03/10	29.18	15.98	13.82
Class 3	05/01/06	29.34	16.12	13.96
S&P 500 Index		28.71	18.47	16.55
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	8.1
Consumer Discretionary	15.1
Consumer Staples	4.2
Financials	10.9
Health Care	14.3
Industrials	11.1
Information Technology	26.4
Materials	3.3
Real Estate	2.8
Utilities	3.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 98.51% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
During the annual period ended December 31, 2021, the Fund was managed by three subadvisers. Effective April 30, 2021, Jacobs Levy Equity Management, Inc. (Jacobs Levy) was terminated as a subadviser to the Fund and, effective May 3, 2021, J.P. Morgan Investment Management Inc. (JPMorgan) was added as a subadviser to the Fund. As of December 31, 2021, JPMorgan managed approximately 50.27% and T. Rowe Price Associates, Inc. (T. Rowe Price) managed approximately 49.73% of the Fund’s assets.
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 29.18%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 28.71% for the same time period.
Market overview
Encouraging economic data bolstered by a steady rise in economic activity and robust corporate earnings results buoyed the markets throughout the year, with the S&P 500 Index posting an historic record of 70 all-time highs. The extraordinary fiscal and monetary stimulus that helped shape the pandemic recovery continued to provide an excellent backdrop for the year. The rally was not without its challenges, as several volatility shocks tested the market’s resilience. While an unprecedented, targeted short squeeze whipsawed the U.S. equity market in the first quarter, a confluence of mounting inflation fears, threats from COVID-19 variants, widening fiscal deficit, and supply disruptions loomed over the rest of the year. Finally, a fourth wave of the pandemic in some parts of Europe and the new variant Omicron were identified, triggering a sell-off in November. However, studies suggesting that the Omicron variant might be less severe than the previous variants helped lift investors’ confidence, and the markets ended strongly for the third consecutive year. Although investors seemed to have looked beyond the uncertainty, tightened lockdowns and restrictions in some parts of Asia and Europe, along with rising COVID-19 cases globally, remain as potential areas of concern that could further disrupt global supply chains and move inflation higher.
Large-cap stocks, as represented by the S&P 500 Index, outperformed the small-cap Russell 2000 Index. The ongoing dominance of technology stocks also led to outperformance for the growth style within the large-cap space. However, this trend did not hold with regard to smaller cap stocks, as the value style outperformed growth by a wide margin. Within the benchmark, the energy and real estate sectors, which were the laggards of 2020, contributed most this year. While all sectors of the benchmark delivered positive results, the utilities and consumer staples sectors failed to keep up the pace, underperforming the benchmark the most for the period.
The Fund’s notable contributors during the period
Jacobs Levy
We managed a portion of the Fund’s assets from the start of the reporting period through April 30, 2021 (our reporting period). During that time period, our portion of the Fund outperformed the benchmark.
•	During our reporting period, the three strongest contributing market sectors on a relative basis were information technology, consumer discretionary, and energy. Security selection was positive in each of the three sectors. An overweight of energy also benefited the portfolio. The portfolio had positive absolute returns in the three sectors.
•	During our reporting period, the three stocks that contributed the most to our portion of the portfolio’s relative performance were Ford Motor Company, General Motors Company, and Eli Lilly and Company.
○	Ford Motor Company and General Motors both engage in the manufacture, distribution, and sale of automobiles. Both companies outperformed the benchmark during our reporting period due, in part, to the fact that both had a
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
smaller-than-benchmark capitalization along with a value orientation. Stocks that exhibited these two characteristics were amply rewarded during our reporting period. In addition, as both companies made inroads into newer technology such as electric vehicles, their share prices have undergone a fundamental repricing that is being driven, in part, by the dramatic increase in the share price of Tesla over the past two years.
○	Eli Lilly and Company engages in the discovery, development, manufacture, and sale of pharmaceutical products. Our portion of the Fund was overweight in Eli Lilly during the month of January, when the share price experienced its sharpest increase. After liquidating our position in the company at the end of January 2021, the stock generated negative returns for the remainder of our reporting period.
JPMorgan
We began managing a portion of the Fund’s portfolio on May 3, 2021. From May 3, 2021 through the end of the reporting period on December 31, 2021, our portion of the portfolio outperformed the benchmark.
•	Outperformance in our portion of the portfolio was driven primarily by stock selection, most notably in real estate investment trusts (REITs), telecommunications and media sectors.
•	In REITs, our overweight in Prologis contributed to performance during the period. The company delivered an earnings beat, continuing their streak of beats and raises. Fundamentals for industrial real estate continued to accelerate and beat records, fueled by insatiable demand, which has led to very strong market rent growth for Prologis.
•	Within financial services, an overweight in S&P Global contributed to performance. The company delivered a modest earnings beat, with revenue growth across many business lines, notably S&P Ratings. We believe long-term debt issuance will be beneficial to the company’s growth potential.
•	Within industrials, an overweight in Eaton Corporation was a contributor to performance. Strong quarterly results driven by better-than-expected organic growth and margin performance, benefited Eaton’s performance during the year.
T. Rowe Price
Our portion of the Fund underperformed the S&P 500 Index for the 12-month period ended December 31, 2021.
•	Stock selection and an average overweight allocation to financials contributed as the sector outperformed the broader market. Shares of banking company Wells Fargo advanced.
•	Within communication services, stock selection was beneficial. Shares of Alphabet, the market share leader in global search, outperformed.
•	Stock selection in materials also added value. Industrial gas company Linde performed well.
•	The top individual contributors to our portion of the Fund’s portfolio during the period included Advanced Micro Devices, Eli Lily, and Zoetis.
○	Shares of semiconductor manufacturer Advanced Micro Devices climbed on back-to-back strong quarterly results and increases to forward guidance as the company continued to gain share from competitor Intel, bolstered by the scale advantages afforded by the company’s third-party foundry, Taiwan Semiconductor Manufacturing.
○	Shares of pharmaceutical company Eli Lilly benefited from investor optimism toward the company’s experimental Alzheimer’s drug, donanemab, which received Breakthrough Therapy designation by the U.S. Food and Drug Administration (FDA) in June and was submitted for FDA approval in October. Late in the period, shares were also boosted by a significant increase in the company’s 2021 annual revenue forecast as well as an analyst upgrade.
○	Zoetis is a pharmaceuticals firm that specializes in vaccines and treatments for livestock and household pets. Shares appreciated on a string of strong quarterly results and raised guidance throughout much of the period. More recently, the company announced a share buyback program as well as a 30% dividend increase.
6	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
The Fund’s notable detractors during the period
Jacobs Levy
•	During our reporting period, only two sectors detracted from performance in our portion of the portfolio on a relative basis: real estate and health care. Security selection was negative in real estate and negligible in health care. An underweight of real estate and an overweight of health care detracted modestly from performance. The portfolio had positive absolute returns in both sectors.
•	The three stocks that detracted the most from our portion of the Fund’s relative performance during our reporting period were Viatris, Inc., Intel Corporation, and QUALCOMM Inc.
○	Viatris, Inc. is a health care company, which engages in the provision of access to medicines and offers support services such as diagnostic clinics, educational seminars, and digital tools. Wall Street analysts steadily reduced their earnings per share estimates for 2021. The deteriorating outlook for the company was supported by conservative guidance provided by the company in mid-January, followed by a further reduction in fiscal year revenue projections provided by management in February 2021 that were below consensus estimates.
○	Intel Corporation is the world’s largest semiconductor chip manufacturer and is the developer of the microprocessors in most personal computers. Intel performed strongly early in the period and was added to our portion of the portfolio in mid-April. At the close of our reporting period at the end of April, Intel’s share price had declined -9.17%. Contributing to the decline were concerns about a drop in data-center sales, where Intel is facing stiffer competition from Advanced Micro Devices.
○	QUALCOMM, Inc. engages in the development, design, and provision of digital telecommunications products and services. The company underperformed the benchmark during our reporting period due, in part, to the fact that large cap growth stocks were out of favor for most of the period and underperformed the broader market. Also contributing to QUALCOMM’s underperformance was a disappointing first quarter 2021 earnings call, in which the company exceeded profit expectations but narrowly missed Wall Street’s sales expectations.
JPMorgan
•	The largest areas of detraction in our portion of the Fund’s portfolio were the semiconductors & hardware, pharma/medical technology and health services & systems sectors.
•	From an individual stock selection perspective, an overweight position in Norfolk Southern (NSC) within autos & transportation detracted from performance during the period. This year saw service issues as a result of economy-wide labor attrition, in addition to pandemic-driven supply chain disruptions. We continued to believe NSC remained well on track to drive significant operating improvement on the back of Precision Scheduled Railroading (PSR) implementation and consistent pricing gains/discipline. Therefore, we remained comfortable with our overweight position.
•	Within semiconductors & hardware, NVIDIA (NVDA) which was not held in the portfolio during the period, detracted from performance. In our view, NVDA was well-positioned to significantly outgrow the industry – but it was also priced that way, as it was near its highest valuation on what appeared to be above-trend revenue growth. Given its expensive valuation, we remained comfortable not holding the name.
•	Also within semiconductors & hardware, an overweight position in Analog Devices detracted from performance. Despite reporting earnings that were roughly in line and guiding slightly above expectations, Analog Devices underperformed in a quarter that saw demand remaining strong with supply remaining a constraint.
T. Rowe Price
•	During the period, both stock selection and sector allocation detracted from relative performance.
•	The consumer discretionary sector was the largest detractor from relative returns due to stock selection. E-commerce company Amazon.com underperformed.
•	Within information technology, security selection weighed on relative returns, led by Zoom Video Communications.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
•	An underweight allocation to energy, the best-performing sector in the benchmark, also hurt relative gains.
•	The largest individual detractors in our portion of the Fund’s portfolio during the period included Zoom Video Communications, Fiserv and Fidelity National Information Services.
○	Zoom Video Communications declined during the second half of the year. While the company reported a string of better-than-expected quarterly earnings, shares declined on investor and analyst concerns about the company’s slowing growth. We eliminated our position during the year.
○	Shares of IT services firm Fiserv traded lower during much of the year due to concerns over low payment volume in regions still heavily impacted by the pandemic, which has had a knock-on effect on demand for its financial services technology. Shares slumped further after the company announced it had lost a large client that significantly impacted North American processing volumes. We trimmed our position during the year.
○	Fidelity National Information Services is a producer of financial software for large enterprises. Shares declined during much of the period on longer term industry concerns, including increased competition from fast-growing competitors and disintermediation within the industry. We trimmed our position during the year.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,110.00	1,021.78	3.62	3.47	0.68
Class 2	1,000.00	1,000.00	1,108.50	1,020.52	4.94	4.74	0.93
Class 3	1,000.00	1,000.00	1,109.30	1,021.17	4.25	4.08	0.80
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	9

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 8.0%
Interactive Media & Services 7.0%
Alphabet, Inc., Class A(a)	19,864	57,546,803
Alphabet, Inc., Class C(a)	44,706	129,360,835
Meta Platforms, Inc., Class A(a)	101,237	34,051,065
Snap, Inc.(a)	185,481	8,723,171
Total		229,681,874
Media 0.3%
Charter Communications, Inc., Class A(a)	17,927	11,687,866
Wireless Telecommunication Services 0.7%
T-Mobile USA, Inc.(a)	201,500	23,369,970
Total Communication Services		264,739,710
Consumer Discretionary 15.0%
Automobiles 1.0%
Rivian Automotive, Inc., Class A(a)	57,214	5,932,520
Tesla Motors, Inc.(a)	26,363	27,859,891
Total		33,792,411
Hotels, Restaurants & Leisure 4.9%
Booking Holdings, Inc.(a)	7,044	16,900,176
Las Vegas Sands Corp.(a)	201,001	7,565,678
Marriott International, Inc., Class A(a)	199,910	33,033,128
McDonald’s Corp.	196,142	52,579,786
Starbucks Corp.	161,782	18,923,641
Yum! Brands, Inc.	237,097	32,923,289
Total		161,925,698
Internet & Direct Marketing Retail 5.5%
Amazon.com, Inc.(a)	54,067	180,277,761
Multiline Retail 0.6%
Dollar General Corp.	90,100	21,248,283
Specialty Retail 2.3%
Lowe’s Companies, Inc.	90,915	23,499,709
O’Reilly Automotive, Inc.(a)	19,655	13,880,951
Ross Stores, Inc.	157,098	17,953,159
TJX Companies, Inc. (The)	255,212	19,375,695
Total		74,709,514
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.7%
NIKE, Inc., Class B	130,857	21,809,936
Total Consumer Discretionary		493,763,603
Consumer Staples 4.2%
Beverages 2.8%
Coca-Cola Co. (The)	906,702	53,685,826
PepsiCo, Inc.	216,554	37,617,595
Total		91,303,421
Food Products 0.9%
Mondelez International, Inc., Class A	442,675	29,353,779
Household Products 0.5%
Kimberly-Clark Corp.	115,065	16,445,090
Total Consumer Staples		137,102,290
Financials 10.8%
Banks 3.9%
Truist Financial Corp.	619,313	36,260,776
U.S. Bancorp	568,646	31,940,846
Wells Fargo & Co.	1,299,583	62,353,992
Total		130,555,614
Capital Markets 4.4%
Bank of New York Mellon Corp. (The)	454,466	26,395,385
Charles Schwab Corp. (The)	376,692	31,679,797
Goldman Sachs Group, Inc. (The)	60,261	23,052,846
Morgan Stanley	217,292	21,329,383
S&P Global, Inc.	91,698	43,275,037
Total		145,732,448
Insurance 2.5%
Chubb Ltd.	88,973	17,199,371
Marsh & McLennan Companies, Inc.	214,564	37,295,514
Progressive Corp. (The)	103,243	10,597,894
RenaissanceRe Holdings Ltd.	97,122	16,445,668
Total		81,538,447
Total Financials		357,826,509
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.1%
Biotechnology 2.6%
AbbVie, Inc.	345,528	46,784,491
Biogen, Inc.(a)	49,576	11,894,274
Regeneron Pharmaceuticals, Inc.(a)	41,801	26,398,168
Total		85,076,933
Health Care Equipment & Supplies 3.3%
Boston Scientific Corp.(a)	1,051,549	44,669,802
Intuitive Surgical, Inc.(a)	51,560	18,525,508
Medtronic PLC	183,361	18,968,695
West Pharmaceutical Services, Inc.	18,900	8,864,289
Zimmer Biomet Holdings, Inc.	131,579	16,715,796
Total		107,744,090
Health Care Providers & Services 2.5%
Centene Corp.(a)	299,193	24,653,503
Cigna Corp.	79,597	18,277,859
UnitedHealth Group, Inc.	81,674	41,011,783
Total		83,943,145
Life Sciences Tools & Services 1.0%
Danaher Corp.	104,632	34,424,974
Pharmaceuticals 4.7%
Bristol-Myers Squibb Co.	515,599	32,147,598
Eli Lilly & Co.	222,792	61,539,606
Johnson & Johnson	230,566	39,442,926
Zoetis, Inc.	93,079	22,714,068
Total		155,844,198
Total Health Care		467,033,340
Industrials 11.0%
Aerospace & Defense 1.5%
Howmet Aerospace, Inc.	822,025	26,165,056
Northrop Grumman Corp.	60,016	23,230,393
Total		49,395,449
Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	92,869	19,905,541
Airlines 0.3%
Delta Air Lines, Inc.(a)	282,401	11,036,231
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.4%
Trane Technologies PLC	60,747	12,272,716
Commercial Services & Supplies 0.7%
Waste Connections, Inc.	176,277	24,021,267
Electrical Equipment 1.5%
Eaton Corp. PLC	293,811	50,776,417
Industrial Conglomerates 0.8%
General Electric Co.	274,832	25,963,379
Machinery 2.8%
Caterpillar, Inc.	102,897	21,272,926
Deere & Co.	101,167	34,689,153
Illinois Tool Works, Inc.	80,034	19,752,391
Stanley Black & Decker, Inc.	82,618	15,583,407
Total		91,297,877
Professional Services 0.4%
Leidos Holdings, Inc.	141,121	12,545,657
Road & Rail 2.0%
Norfolk Southern Corp.	137,930	41,063,140
Union Pacific Corp.	96,808	24,388,840
Total		65,451,980
Total Industrials		362,666,514
Information Technology 26.2%
Electronic Equipment, Instruments & Components 1.3%
Amphenol Corp., Class A	289,159	25,289,846
TE Connectivity Ltd.	108,167	17,451,664
Total		42,741,510
IT Services 6.2%
Accenture PLC, Class A	65,580	27,186,189
Affirm Holdings, Inc.(a)	42,903	4,314,326
Broadridge Financial Solutions, Inc.	112,727	20,608,750
Fidelity National Information Services, Inc.	96,176	10,497,610
Fiserv, Inc.(a)	146,533	15,208,660
FleetCor Technologies, Inc.(a)	33,077	7,403,956
MasterCard, Inc., Class A	154,473	55,505,238
Shopify, Inc., Class A(a)	10,104	13,917,149

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
VeriSign, Inc.(a)	78,564	19,941,114
Visa, Inc., Class A	138,382	29,988,763
Total		204,571,755
Semiconductors & Semiconductor Equipment 5.5%
Advanced Micro Devices, Inc.(a)	391,431	56,326,921
Analog Devices, Inc.	235,368	41,370,633
NXP Semiconductors NV	235,922	53,738,313
QUALCOMM, Inc.	176,503	32,277,104
Total		183,712,971
Software 10.5%
Ceridian HCM Holding, Inc.(a)	67,851	7,087,716
Intuit, Inc.	44,387	28,550,606
Microsoft Corp.	801,435	269,538,619
Salesforce.com, Inc.(a)	107,763	27,385,811
ServiceNow, Inc.(a)	20,507	13,311,299
Total		345,874,051
Technology Hardware, Storage & Peripherals 2.7%
Apple, Inc.	496,587	88,178,954
Total Information Technology		865,079,241
Materials 3.2%
Chemicals 3.0%
Eastman Chemical Co.	117,652	14,225,303
Linde PLC	100,714	34,890,351
PPG Industries, Inc.	188,650	32,530,806
Sherwin-Williams Co. (The)	52,000	18,312,320
Total		99,958,780
Construction Materials 0.2%
Vulcan Materials Co.	34,922	7,249,109
Total Materials		107,207,889
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.8%
Equity Real Estate Investment Trusts (REITS) 2.8%
American Tower Corp.	41,625	12,175,312
Equity Residential	254,908	23,069,174
Prologis, Inc.	336,847	56,711,561
Total		91,956,047
Total Real Estate		91,956,047
Utilities 3.8%
Electric Utilities 3.8%
NextEra Energy, Inc.	823,244	76,858,060
Xcel Energy, Inc.	711,270	48,152,979
Total		125,011,039
Total Utilities		125,011,039
Total Common Stocks (Cost $2,686,101,651)		3,272,386,182

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	32,310,980	32,304,518
Total Money Market Funds (Cost $32,306,847)		32,304,518
Total Investments in Securities (Cost: $2,718,408,498)		3,304,690,700
Other Assets & Liabilities, Net		(1,808,839)
Net Assets		3,302,881,861

At December 31, 2021, securities and/or cash totaling $290,000 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	61,365,177	969,900,272	(998,958,602)	(2,329)	32,304,518	(2,429)	49,347	32,310,980
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	264,739,710	—	—	264,739,710
Consumer Discretionary	493,763,603	—	—	493,763,603
Consumer Staples	137,102,290	—	—	137,102,290
Financials	357,826,509	—	—	357,826,509
Health Care	467,033,340	—	—	467,033,340
Industrials	362,666,514	—	—	362,666,514
Information Technology	865,079,241	—	—	865,079,241
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Materials	107,207,889	—	—	107,207,889
Real Estate	91,956,047	—	—	91,956,047
Utilities	125,011,039	—	—	125,011,039
Total Common Stocks	3,272,386,182	—	—	3,272,386,182
Money Market Funds	32,304,518	—	—	32,304,518
Total Investments in Securities	3,304,690,700	—	—	3,304,690,700
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,686,101,651)	$3,272,386,182
Affiliated issuers (cost $32,306,847)	32,304,518
Margin deposits on:
Futures contracts	290,000
Receivable for:
Investments sold	1,540,940
Capital shares sold	403
Dividends	2,068,040
Foreign tax reclaims	28,879
Prepaid expenses	27,564
Total assets	3,308,646,526
Liabilities
Due to custodian	290,000
Payable for:
Investments purchased	2,073,568
Capital shares purchased	3,077,436
Management services fees	60,252
Distribution and/or service fees	211
Service fees	2,463
Compensation of board members	204,302
Compensation of chief compliance officer	578
Other expenses	55,855
Total liabilities	5,764,665
Net assets applicable to outstanding capital stock	$3,302,881,861
Represented by
Trust capital	$3,302,881,861
Total - representing net assets applicable to outstanding capital stock	$3,302,881,861
Class 1
Net assets	$3,254,886,807
Shares outstanding	90,075,636
Net asset value per share	$36.14
Class 2
Net assets	$13,395,800
Shares outstanding	381,141
Net asset value per share	$35.15
Class 3
Net assets	$34,599,254
Shares outstanding	971,422
Net asset value per share	$35.62
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	15

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$35,593,793
Dividends — affiliated issuers	49,347
Foreign taxes withheld	(66,095)
Total income	35,577,045
Expenses:
Management services fees	20,144,257
Distribution and/or service fees
Class 2	31,507
Class 3	41,203
Service fees	27,589
Compensation of board members	87,536
Custodian fees	30,823
Printing and postage fees	16,987
Audit fees	54,500
Legal fees	36,714
Interest on collateral	305
Compensation of chief compliance officer	529
Other	31,590
Total expenses	20,503,540
Net investment income	15,073,505
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	769,149,849
Investments — affiliated issuers	(2,429)
Futures contracts	2,036,834
Net realized gain	771,184,254
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(22,898,829)
Investments — affiliated issuers	(2,329)
Net change in unrealized appreciation (depreciation)	(22,901,158)
Net realized and unrealized gain	748,283,096
Net increase in net assets resulting from operations	$763,356,601
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$15,073,505	$30,134,128
Net realized gain	771,184,254	104,097,983
Net change in unrealized appreciation (depreciation)	(22,901,158)	357,900,256
Net increase in net assets resulting from operations	763,356,601	492,132,367
Increase (decrease) in net assets from capital stock activity	(587,945,720)	354,005,333
Total increase in net assets	175,410,881	846,137,700
Net assets at beginning of year	3,127,470,980	2,281,333,280
Net assets at end of year	$3,302,881,861	$3,127,470,980

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	5,448,922	171,600,336	41,602,071	990,376,728
Redemptions	(25,917,436)	(753,572,961)	(24,886,181)	(629,023,178)
Net increase (decrease)	(20,468,514)	(581,972,625)	16,715,890	361,353,550
Class 2
Subscriptions	21,302	652,265	20,260	446,212
Redemptions	(53,149)	(1,681,208)	(68,798)	(1,582,964)
Net decrease	(31,847)	(1,028,943)	(48,538)	(1,136,752)
Class 3
Subscriptions	23,798	763,604	17,393	375,516
Redemptions	(181,965)	(5,707,756)	(282,094)	(6,586,981)
Net decrease	(158,167)	(4,944,152)	(264,701)	(6,211,465)
Total net increase (decrease)	(20,658,528)	(587,945,720)	16,402,651	354,005,333
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$27.91	0.16	8.07	8.23
Year Ended 12/31/2020	$23.85	0.24	3.82	4.06
Year Ended 12/31/2019	$18.84	0.27	4.74	5.01
Year Ended 12/31/2018	$20.48	0.24	(1.88)	(1.64)
Year Ended 12/31/2017	$17.00	0.20	3.28	3.48
Class 2
Year Ended 12/31/2021	$27.21	0.08	7.86	7.94
Year Ended 12/31/2020	$23.31	0.18	3.72	3.90
Year Ended 12/31/2019	$18.47	0.21	4.63	4.84
Year Ended 12/31/2018	$20.12	0.18	(1.83)	(1.65)
Year Ended 12/31/2017	$16.75	0.15	3.22	3.37
Class 3
Year Ended 12/31/2021	$27.54	0.12	7.96	8.08
Year Ended 12/31/2020	$23.57	0.21	3.76	3.97
Year Ended 12/31/2019	$18.65	0.24	4.68	4.92
Year Ended 12/31/2018	$20.29	0.21	(1.85)	(1.64)
Year Ended 12/31/2017	$16.87	0.18	3.24	3.42

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$36.14	29.49%	0.68%(c)	0.68%(c)	0.50%	99%	$3,254,887
Year Ended 12/31/2020	$27.91	17.02%	0.68%	0.68%	1.02%	92%	$3,085,119
Year Ended 12/31/2019	$23.85	26.59%	0.70%	0.69%	1.25%	129%	$2,237,714
Year Ended 12/31/2018	$18.84	(8.01%)	0.70%	0.69%	1.13%	55%	$1,775,821
Year Ended 12/31/2017	$20.48	20.47%	0.74%	0.74%	1.08%	51%	$1,934,400
Class 2
Year Ended 12/31/2021	$35.15	29.18%	0.93%(c)	0.93%(c)	0.26%	99%	$13,396
Year Ended 12/31/2020	$27.21	16.73%	0.93%	0.93%	0.76%	92%	$11,239
Year Ended 12/31/2019	$23.31	26.21%	0.95%	0.94%	1.00%	129%	$10,760
Year Ended 12/31/2018	$18.47	(8.20%)	0.95%	0.94%	0.88%	55%	$9,255
Year Ended 12/31/2017	$20.12	20.12%	0.99%	0.99%	0.83%	51%	$10,507
Class 3
Year Ended 12/31/2021	$35.62	29.34%	0.80%(c)	0.80%(c)	0.38%	99%	$34,599
Year Ended 12/31/2020	$27.54	16.84%	0.80%	0.80%	0.89%	92%	$31,113
Year Ended 12/31/2019	$23.57	26.38%	0.83%	0.81%	1.13%	129%	$32,859
Year Ended 12/31/2018	$18.65	(8.08%)	0.83%	0.82%	1.00%	55%	$31,196
Year Ended 12/31/2017	$20.29	20.27%	0.87%	0.87%	0.96%	51%	$42,254
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	19

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Partners Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,036,834
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	8,962,861*
Futures contracts — short	129,861**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.67% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into a Subadvisory Agreement with T. Rowe Price Associates, Inc., which subadvises a portion of the assets of the Fund. Effective May 1, 2021, the Investment Manager has entered into a Subadvisory Agreement with J.P. Morgan Investment Management Inc., to serve as a subadviser to the Fund. Prior to May 1, 2021, Jacobs Levy Equity Management, Inc. served as a subadviser to the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
24	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.69%
Class 2	0.94
Class 3	0.815
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,909,200,532 and $3,447,729,719, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving
26	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
30	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
34	Variable Portfolio – Partners Core Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Partners Core Equity Fund | Annual Report 2021	35

Variable Portfolio – Partners Core Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-2070 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – Partners Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners Small Cap Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Segall Bryant & Hamill, LLC
Mark Dickherber, CFA, CPA
Shaun Nicholson
William Blair Investment Management, LLC
William Heaphy, CFA
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/03/10	24.01	7.51	9.89
Class 2	05/03/10	23.75	7.24	9.62
Class 3	08/14/01	23.89	7.37	9.75
Russell 2000 Value Index		28.27	9.07	12.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadvisers or a different allocation of the Fund’s assets among subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	97.7
Money Market Funds	2.3
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	1.1
Consumer Discretionary	9.6
Consumer Staples	7.8
Energy	2.6
Financials	18.2
Health Care	7.6
Industrials	20.9
Information Technology	14.5
Materials	7.9
Real Estate	7.0
Utilities	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
During the annual period ended December 31, 2021, the Fund was managed by four independent money management firms and each invested a portion of the portfolio’s assets. Effective April 30, 2021, Jacobs Levy Equity Management, Inc. (Jacobs Levy) and Nuveen Asset Management, LLC (Nuveen) were terminated as subadvisers. As of December 31, 2021, the Fund was managed by two independent money management firms. Segall Bryant & Hamill LLC (Segall Bryant) and William Blair Investment Management, LLC (William Blair) managed approximately 46.71% and 53.29% of the portfolio, respectively.
At December 31, 2021, approximately 85.72% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 23.75%. While posting solid double-digit absolute gains, the Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 28.27% over the same period.
Market overview
Several factors pressured the U.S. economy during the annual period, including labor shortages, global supply-chain bottlenecks, the failure to pass a multi-trillion dollar federal investment package, and most prominently, the persistence, including new variants, of COVID-19. Despite these setbacks to the economic backdrop, U.S. equity markets held up remarkably well, with most major indices posting positive performance for the annual period. In the small-cap segment, however, the results among style indices were not even. The Russell 2000 Value Index returned 28.27% for the annual period, while the Russell 2000 Growth Index returned 2.83%. This was a continuation of the outperformance of small-cap value shares that began in November 2020 after the announcement of effective COVID-19 vaccines and the resolution of the U.S. Presidential elections. Moreover, within the small-cap value benchmark, there was a pronounced shift in investor preference for higher quality stocks with cheaper valuations during the second half of 2021. This shift can likely be attributed to the Federal Reserve’s signaling in November 2021 of its then-upcoming pivot toward a less accommodative monetary policy.
The Fund’s notable detractors during the period
Jacobs Levy
•	From January 1, 2021 through April 30, 2021, when we managed a portion of the Fund (the initial reporting period), stock selection in consumer discretionary and energy detracted from our portion of the Fund’s relative results.
•	Having an overweighted allocation to the information technology sector also hurt.
•	Among the individual stocks that detracted most from our portion of the Fund’s relative results was a position not held, namely GameStop Corp., the world’s largest retailer of video game products and personal computer entertainment software. During the initial reporting period, the company was the target of a Reddit-driven trading frenzy comprised largely of retail investors. The company experienced a dramatic increase in its market capitalization as well as extreme volatility in its share price as a result of the coordinated trading. However, we did not believe that the elevated share price was supported by company fundamentals, and so our portion of the Fund did not hold a position in GameStop during the initial reporting period.
•	International Game Technology PLC designs, manufactures and markets electronic gaming equipment, software and network systems. Its share price declined during the initial reporting period versus a double-digit gain for the benchmark during the same time frame, and so our portion of the Fund’s overweight position detracted from relative performance.
•	Novavax, Inc. focuses on the discovery, development and commercialization of vaccines to prevent infectious diseases. In late January 2021, the company announced that its COVID-19 vaccine was more than 89% effective in clinical trials conducted in the U.K. The announcement resulted in its share price doubling in value during the next two trading days.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
While its stock price retreated somewhat, it remained at elevated levels compared with its pre-announcement price history. Because our portion of the Fund did not hold a position in Novavax during the initial reporting period, it proved to be a detractor from relative results.
Nuveen
•	From January 1, 2021 through April 30, 2021, when we managed a portion of the Fund (the initial reporting period), our portion of the Fund outperformed the benchmark due primarily to stock selection. Stock selection in health care and consumer discretionary detracted most from our portion of the Fund’s relative results.
•	Having a position in cash during months when the benchmark rallied strongly also dampened relative results.
•	Among the individual stocks that detracted most from our portion of the Fund’s relative results was Air Transport Service Group, Inc., which engages in airline operations, leases, maintenance and other support services primarily to the cargo transportation and package delivery industries. Following a strong 2020, its share price declined in the early months of 2021, as investors viewed the company as benefiting less than other areas of the economy amid then-current pandemic-related trends. Also, Amazon.com, a then-customer of the company, decided to buy its own aircraft to expand its fleet, and the market initially viewed this negatively.
•	CIRCOR International Inc. provides flow control products and services to the industrial, aerospace and defense markets. During the pandemic, over the initial reporting period, the company’s fundamentals declined materially due to many of its end-markets coming under pressure, most notably commercial aerospace and energy. These markets had yet to notably inflect higher and recover during the initial reporting period, and the company’s share price declined.
•	Radware Ltd. is a provider of global applications and security solutions for virtual and cloud centers. The company saw some profit-taking during the initial reporting period after its shares had previously risen due to increased spending expectations from the SolarWinds data breach. Additionally, the company’s quarterly report released during the initial reporting period provided mixed results.
William Blair
•	From May 2, 2021 through December 31, 2021 (the latter reporting period), when we managed a portion of the Fund, our portion of the Fund underperformed the benchmark, driven by a combination of stock selection and style observations.
•	From a style perspective, lower quality stocks dramatically outperformed higher quality stocks during the latter reporting period, creating a substantial headwind to our portion of the Fund’s relative performance. More specifically, not owning stocks impacted by the “meme” flash mob-driven share price surge detracted. (The meme stock phenomenon is where a stock gains a cult-like following online and through social media platforms.)
•	Both stock selection in and having underweighted allocations to the strongly performing real estate and energy sectors detracted most from our portion of the Fund’s relative results.
•	Stock selection in the materials sector also hurt.
•	Among the individual stocks that detracted most from our portion of the Fund’s relative results was footwear retailer Designer Brands, Inc., which operates as DSW. Its shares fell, as the Omicron variant of COVID-19 surged in the second half of 2021 resulting in the market rotating back into companies that benefited from the jump in online commerce that occurred during the 2020 lockdowns and away from areas of the market that might benefit from a resumption of more normalized consumer spending patterns. In addition, the company was not able to shift its merchandise assortment quickly enough from fashion offerings to the athleisure styles that are currently popular.
•	Cognyte Software Ltd. experienced a share price decline, as its transition to a faster-growing stand-alone publicly-traded software company has taken longer than expected by market participants following its spinout from Verint Systems, Inc. A shortfall in recurring revenue, relative to market expectations, further dampened its performance.
•	Dril-Quip, Inc., an energy equipment and services provider, saw its shares fall, as the market did not reward offshore equipment companies as it did its exploration and production peers during the latter reporting period.
6	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
Segall Bryant
•	Our portion of the Fund underperformed the benchmark during the annual period, due predominantly to market dynamics that were at odds with our investment philosophy and process. For example, during the annual period, “zombie” stocks, or those that have not earned enough profit to cover interest costs for at least three years, companies with very high short interest and money losing businesses within the Russell Index markedly outperformed. Our strategy’s focus was on more asset-intensive versus asset-light businesses and those with management teams that may improve returns by becoming more efficient, divesting businesses not deemed core, and improving overall culture and governance matters.
•	More specifically, stock selection in real estate, information technology and consumer discretionary detracted most.
•	Having underweighted allocations to real estate and consumer discretionary, which each outpaced the benchmark during the annual period, further dampened relative performance.
•	Among the biggest individual detractors in our portion of the Fund during the annual period was Orthofix Medical, Inc., an orthopedic medical device developer and producer, which was impacted by delays and suspensions of elective surgeries, in turn slowing company growth materially.
•	eHealth, Inc., a health insurance marketplace operator, underperformed, primarily due to a change in its CEO during the company’s peak selling season. Further, specific market dynamics led to the company missing consensus earnings expectations.
•	Compass Minerals International, Inc. engages in the production of salt, plant nutrients and magnesium chloride. The company missed earnings before interest, taxes, depreciation and amortization (EBITDA) expectations given higher logistical costs. It also lowered its dividend to allocate more capital to its lithium project.
The Fund’s notable contributors during the period
Jacobs Levy
•	As undervalued segments of the equity market rebounded during these months, our portion of the Fund’s positioning was significantly rewarded.
•	From a sector perspective, effective security selection in industrials, financials and utilities contributed most positively to relative results.
•	Having an underweighted allocation to utilities also boosted our portion of the Fund’s relative results.
•	Among the individual stocks that made the greatest positive contribution to our portion of the Fund was The Goodyear Tire & Rubber Company, which engages in the development, manufacture, distribution and sale of tires. The company’s stock price rose sharply following its announcement in late February 2021 that it was acquiring Cooper Tire & Rubber Co. for approximately $2.5 billion in a deal widely expected to be accretive to its financial results.
•	Green Plains, Inc. engages in the production, marketing and distribution of fuel-grade ethanol and corn oil, provision of grain handling, and storage commodity marketing and distribution services. Its share price benefited during the initial reporting period from its management’s decision to deploy proceeds from its then-recent asset sales to buy back shares and from the positive response to its acquisition of Fluid Quip Technologies LLC.
•	Houghton Mifflin Harcourt Company provides pre-K through grade 12 education solutions, delivering content, technology, services and media. Investors reacted positively during the initial reporting period to the company’s fourth quarter 2020 earnings release in which it reported financial results that exceeded its revised guidance for 2020.
Nuveen
•	Effective stock selection in the energy, materials and industrials sectors contributed most positively to our portion of the Fund’s relative results.
•	Among the individual stocks that made the greatest positive contribution to our portion of the Fund was Magnolia Oil & Gas Corp., an oil and gas exploration and production company. During the initial reporting period, the company reported
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
strong results, with production and free cash flow trends exceeding market expectations. Its management also announced the company’s intention to initiate a regular dividend payment to shareholders starting in mid-2021.
•	Western Alliance Bancorp, a Western U.S.-focused regional bank, performed well, displaying above-average loan growth trends. Its shares also rose on its announcement of an accretive acquisition we believe that should benefit its earnings growth near term.
•	Matador Resources Co., an oil and gas exploration and production company, announced a strong quarter during which higher production volumes were met with lower capital expenditure requirements, resulting in solid free cash flow generation.
William Blair
•	From a style perspective, the value indices witnessed a pronounced shift in investor preference for higher quality stocks with cheaper valuations, which provided our strategy with a tailwind in the fourth calendar quarter.
•	Both stock selection and having an underweighted allocation in health care, including a lack of exposure to the weakly-performing biotechnology industry, contributed most to our portion of the Fund’s results.
•	Having an overweight to the information technology sector also added value.
•	Among the individual stocks that made the greatest positive contribution to our portion of the Fund was Matador Resources Co., an oil and gas exploration and production company. Its shares rose strongly as oil and commodity prices surged. For example, West Texas Intermediate crude oil prices reached nearly $80 per barrel by year-end 2021.
•	Tower Semiconductor Ltd.’s shares experienced robust double-digit gains, propelled by supply chain constraints, particularly the limited availability of semiconductors. The company also expanded its capacity on more profitable processes, which helped raise its gross margins. Additionally, the company saw high double-digit growth rates driven by the adoption of 5G phones and of electric vehicles and other automotive uses for its semiconductors. Tower Semiconductor’s announcement that it was partnering with STMicroelectronics N.V. to co-invest in a factory in Italy was also well-received by investors.
•	Belden Inc., an electronics component manufacturer, enjoyed an uptick in demand from its enterprise clients. The company also has a new management team that is focused more on operational improvements than on the unsuccessful acquisition strategy the company pursued in the past.
Segall Bryant
•	Having an overweight to and effective stock selection in the consumer staples sector contributed positively to relative results.
•	Having no exposure at all to the communication services sector, which lagged the benchmark during the annual period, also buoyed results.
•	Among the strongest individual positive contributors to our portion of the Fund’s relative results during the annual period was Coty Inc., a beauty products company, which saw recognition by the market of the transformation that had been unfolding for more than a year at the company, as its management met or beat consensus expectations.
•	PDC Energy, Inc., an oil and gas exploration and production company, benefited during the annual period, as it continued to focus on debt reduction while enjoying higher cash flows and returns as oil prices rose.
•	Regal Rexnord Corp. is a leading manufacturer of electric motors, electrical motion controls, power generation and power transmission products. During the annual period, the company saw its share price rise, as it continued to execute on its own transformation plan, while the closing of an important acquisition positioned the company to compound value, in our view.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
8	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,024.30	1,020.77	4.49	4.48	0.88
Class 2	1,000.00	1,000.00	1,023.30	1,019.51	5.76	5.75	1.13
Class 3	1,000.00	1,000.00	1,023.80	1,020.11	5.15	5.14	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
10	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.9%
Issuer	Shares	Value ($)
Communication Services 1.1%
Media 0.7%
John Wiley & Sons, Inc., Class A	85,311	4,885,761
Wireless Telecommunication Services 0.4%
Telephone and Data Systems, Inc.	163,060	3,285,659
Total Communication Services		8,171,420
Consumer Discretionary 9.4%
Auto Components 1.5%
Adient PLC(a)	85,267	4,082,584
Modine Manufacturing Co.(a)	195,678	1,974,391
Standard Motor Products, Inc.	102,380	5,363,688
Total		11,420,663
Automobiles 1.2%
Harley-Davidson, Inc.	114,887	4,330,091
Winnebago Industries, Inc.	58,891	4,412,114
Total		8,742,205
Hotels, Restaurants & Leisure 2.0%
Bloomin’ Brands, Inc.(a)	214,094	4,491,692
Cracker Barrel Old Country Store, Inc.	26,395	3,395,453
El Pollo Loco Holdings, Inc.(a)	150,710	2,138,575
Papa John’s International, Inc.	9,894	1,320,552
Six Flags Entertainment Corp.(a)	96,704	4,117,656
Total		15,463,928
Household Durables 1.8%
La-Z-Boy, Inc.	76,032	2,760,722
Taylor Morrison Home Corp., Class A(a)	114,735	4,011,136
Tri Pointe Homes, Inc.(a)	145,807	4,066,557
Universal Electronics, Inc.(a)	64,770	2,639,377
Total		13,477,792
Internet & Direct Marketing Retail 0.4%
Quotient Technology, Inc.(a)	424,451	3,149,426
Specialty Retail 1.0%
Designer Brands, Inc.(a)	339,426	4,823,244
Urban Outfitters, Inc.(a)	101,128	2,969,118
Total		7,792,362
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.5%
Gildan Activewear, Inc.	87,541	3,710,863
Oxford Industries, Inc.	55,358	5,619,944
Under Armour, Inc., Class A(a)	92,560	1,961,347
Total		11,292,154
Total Consumer Discretionary		71,338,530
Consumer Staples 7.6%
Food Products 3.1%
Cal-Maine Foods, Inc.	102,095	3,776,494
Hain Celestial Group, Inc. (The)(a)	337,116	14,364,513
Landec Corp.(a)	33,413	370,884
TreeHouse Foods, Inc.(a)	132,967	5,389,153
Total		23,901,044
Household Products 1.1%
Central Garden & Pet Co., Class A(a)	75,215	3,599,038
Spectrum Brands Holdings, Inc.	45,951	4,674,135
Total		8,273,173
Personal Products 3.4%
Coty, Inc., Class A(a)	1,934,424	20,311,452
Edgewell Personal Care Co.	91,930	4,202,120
Inter Parfums, Inc.	8,575	916,668
Total		25,430,240
Total Consumer Staples		57,604,457
Energy 2.5%
Energy Equipment & Services 1.0%
Dril-Quip, Inc.(a)	218,712	4,304,252
Expro Group Holdings NV(a)	105,160	1,509,046
Helmerich & Payne, Inc.	80,443	1,906,499
Total		7,719,797
Oil, Gas & Consumable Fuels 1.5%
Earthstone Energy, Inc., Class A(a)	149,725	1,637,991
Matador Resources Co.	136,302	5,032,270
PDC Energy, Inc.	61,697	3,009,580
Range Resources Corp.(a)	92,130	1,642,678
Total		11,322,519
Total Energy		19,042,316
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 17.8%
Banks 14.3%
Ameris Bancorp	77,675	3,858,894
Atlantic Union Bankshares Corp.	109,184	4,071,471
Banc of California, Inc.	219,375	4,304,137
Berkshire Hills Bancorp, Inc.	141,830	4,032,227
Community Bank System, Inc.	46,101	3,433,602
ConnectOne Bancorp, Inc.	168,301	5,505,126
Dime Community Bancshares, Inc.	126,429	4,445,244
Eastern Bankshares, Inc.	218,990	4,417,028
Enterprise Financial Services Corp.	141,955	6,684,661
First BanCorp	75,910	3,470,605
First Busey Corp.	86,824	2,354,667
First Merchants Corp.	97,223	4,072,671
Glacier Bancorp, Inc.	66,247	3,756,205
Lakeland Financial Corp.	37,885	3,036,104
National Bank Holdings Corp., Class A	129,412	5,686,363
Pacific Premier Bancorp, Inc.	183,818	7,358,235
Renasant Corp.	59,399	2,254,192
Seacoast Banking Corp. of Florida	253,499	8,971,330
Simmons First National Corp., Class A	136,488	4,037,315
Texas Capital Bancshares, Inc.(a)	76,050	4,582,012
Umpqua Holdings Corp.	286,773	5,517,513
United Community Banks, Inc.	158,521	5,697,245
Veritex Holdings, Inc.	98,587	3,921,791
WesBanco, Inc.	85,032	2,975,270
Total		108,443,908
Capital Markets 0.6%
PJT Partners, Inc.	59,406	4,401,390
Consumer Finance 0.8%
PRA Group, Inc.(a)	114,213	5,734,635
Diversified Financial Services 0.5%
Compass Diversified Holdings	136,960	4,188,237
Insurance 1.1%
Argo Group International Holdings Ltd.	85,032	4,941,210
eHealth, Inc.(a)	126,167	3,217,258
Total		8,158,468
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 0.5%
MGIC Investment Corp.	268,010	3,864,704
Total Financials		134,791,342
Health Care 7.5%
Biotechnology 0.9%
Alkermes PLC(a)	61,731	1,435,863
Arena Pharmaceuticals, Inc.(a)	58,863	5,470,727
Total		6,906,590
Health Care Equipment & Supplies 3.5%
Angiodynamics, Inc.(a)	66,893	1,844,909
ICU Medical, Inc.(a)	24,233	5,751,460
Lantheus Holdings, Inc.(a)	220,697	6,375,936
NuVasive, Inc.(a)	14,020	735,770
Orthofix Medical, Inc.(a)	349,234	10,857,685
SurModics, Inc.(a)	24,411	1,175,390
Total		26,741,150
Health Care Providers & Services 2.4%
Ensign Group, Inc. (The)	41,785	3,508,268
Hanger, Inc.(a)	171,006	3,100,339
Mednax, Inc.(a)	104,175	2,834,602
ModivCare, Inc.(a)	25,074	3,718,223
Owens & Minor, Inc.	105,630	4,594,905
Total		17,756,337
Health Care Technology 0.4%
Evolent Health, Inc., Class A(a)	46,235	1,279,323
NextGen Healthcare, Inc.(a)	110,175	1,960,013
Total		3,239,336
Pharmaceuticals 0.3%
ANI Pharmaceuticals, Inc.(a)	44,783	2,063,601
Total Health Care		56,707,014
Industrials 20.4%
Aerospace & Defense 1.0%
AAR Corp.(a)	91,126	3,556,648
Kaman Corp.	92,420	3,987,923
Total		7,544,571
Air Freight & Logistics 0.6%
HUB Group, Inc., Class A(a)	56,160	4,730,918

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 1.4%
Apogee Enterprises, Inc.	113,085	5,445,043
PGT, Inc.(a)	70,669	1,589,346
Quanex Building Products Corp.	147,336	3,650,986
Total		10,685,375
Commercial Services & Supplies 3.8%
ABM Industries, Inc.	95,862	3,915,963
Brady Corp., Class A	41,298	2,225,962
Deluxe Corp.	122,189	3,923,489
Harsco Corp.(a)	207,943	3,474,727
KAR Auction Services, Inc.(a)	252,804	3,948,798
MillerKnoll, Inc.	101,895	3,993,265
SP Plus Corp.(a)	263,512	7,436,309
Total		28,918,513
Construction & Engineering 1.5%
Granite Construction, Inc.	92,625	3,584,588
Great Lakes Dredge & Dock Corp.(a)	261,207	4,106,174
Sterling Construction Co., Inc.(a)	136,108	3,579,640
Total		11,270,402
Electrical Equipment 3.9%
AZZ, Inc.	103,171	5,704,325
EnerSys	58,150	4,597,339
GrafTech International Ltd.	362,728	4,291,072
Regal Rexnord Corp.	89,535	15,237,066
Total		29,829,802
Machinery 4.8%
Albany International Corp., Class A	51,633	4,566,939
Astec Industries, Inc.	102,509	7,100,798
CIRCOR International, Inc.(a)	155,851	4,236,030
Columbus McKinnon Corp.	54,848	2,537,269
Hillenbrand, Inc.	90,189	4,688,926
REV Group, Inc.	372,492	5,270,762
SPX Corp.(a)	130,631	7,796,058
Total		36,196,782
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 2.1%
CBIZ, Inc.(a)	115,429	4,515,582
Huron Consulting Group, Inc.(a)	34,199	1,706,530
ICF International, Inc.	42,440	4,352,222
KBR, Inc.	102,956	4,902,765
Total		15,477,099
Road & Rail 0.9%
Marten Transport Ltd.	180,522	3,097,758
Werner Enterprises, Inc.	82,875	3,949,822
Total		7,047,580
Trading Companies & Distributors 0.4%
Beacon Roofing Supply, Inc.(a)	52,950	3,036,683
Total Industrials		154,737,725
Information Technology 14.2%
Communications Equipment 1.2%
AudioCodes Ltd.	73,936	2,568,537
Netscout Systems, Inc.(a)	136,345	4,510,292
Sierra Wireless, Inc.(a)	122,687	2,161,745
Total		9,240,574
Electronic Equipment, Instruments & Components 5.0%
Advanced Energy Industries, Inc.	33,611	3,060,618
Belden, Inc.	203,157	13,353,510
Benchmark Electronics, Inc.	145,465	3,942,101
FARO Technologies, Inc.(a)	111,664	7,818,713
Knowles Corp.(a)	200,938	4,691,902
Methode Electronics, Inc.	102,375	5,033,779
Total		37,900,623
IT Services 1.9%
Conduent, Inc.(a)	1,098,970	5,868,500
CSG Systems International, Inc.	147,148	8,478,668
Total		14,347,168
Semiconductors & Semiconductor Equipment 1.4%
Kulicke & Soffa Industries, Inc.	64,017	3,875,589
Tower Semiconductor Ltd.(a)	159,920	6,345,626
Total		10,221,215

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 4.7%
Cognyte Software Ltd.(a)	192,551	3,017,274
NCR Corp.(a)	321,868	12,939,094
Progress Software Corp.	324,926	15,684,178
Verint Systems, Inc.(a)	75,551	3,967,183
Total		35,607,729
Total Information Technology		107,317,309
Materials 7.7%
Chemicals 1.6%
Element Solutions, Inc.	182,074	4,420,757
Minerals Technologies, Inc.	50,847	3,719,458
Orion Engineered Carbons SA(a)	233,067	4,279,110
Total		12,419,325
Construction Materials 0.4%
Summit Materials, Inc., Class A(a)	84,817	3,404,554
Containers & Packaging 1.6%
Greif, Inc., Class A	70,660	4,265,744
Myers Industries, Inc.	167,342	3,348,513
Silgan Holdings, Inc.	97,220	4,164,905
Total		11,779,162
Metals & Mining 3.2%
Alamos Gold, Inc., Class A	171,634	1,319,865
Coeur Mining, Inc.(a)	72,772	366,771
Compass Minerals International, Inc.	212,075	10,832,791
Kaiser Aluminum Corp.	39,464	3,707,248
Materion Corp.	53,835	4,949,590
Pretium Resources, Inc.(a)	119,231	1,679,965
Schnitzer Steel Industries, Inc., Class A	22,369	1,161,399
Total		24,017,629
Paper & Forest Products 0.9%
Glatfelter Corp.	391,964	6,741,781
Total Materials		58,362,451
Real Estate 6.9%
Equity Real Estate Investment Trusts (REITS) 6.9%
Brandywine Realty Trust	213,310	2,862,620
CatchMark Timber Trust, Inc., Class A	245,144	2,135,204
Cousins Properties, Inc.	58,669	2,363,187
Empire State Realty Trust, Inc., Class A	485,083	4,317,239
Common Stocks (continued)
Issuer	Shares	Value ($)
Equity Commonwealth(a)	505,949	13,104,079
Four Corners Property Trust, Inc.	112,125	3,297,596
Kite Realty Group Trust	238,179	5,187,539
Pebblebrook Hotel Trust	142,091	3,178,576
Physicians Realty Trust	308,376	5,806,720
Retail Opportunity Investments Corp.	89,423	1,752,691
Sunstone Hotel Investors, Inc.(a)	258,304	3,029,906
UMH Properties, Inc.	177,590	4,853,535
Total		51,888,892
Total Real Estate		51,888,892
Utilities 2.8%
Electric Utilities 1.4%
Allete, Inc.	58,252	3,865,020
OGE Energy Corp.	73,900	2,836,282
PNM Resources, Inc.	90,552	4,130,077
Total		10,831,379
Gas Utilities 0.9%
New Jersey Resources Corp.	91,503	3,757,113
Spire, Inc.	48,473	3,161,409
Total		6,918,522
Multi-Utilities 0.5%
NorthWestern Corp.	59,682	3,411,423
Total Utilities		21,161,324
Total Common Stocks (Cost $678,989,103)		741,122,780

Rights —%

Health Care —%
Biotechnology —%
Aduro Biotech CVR(a),(b),(c),(d)	4,550	—
Total Health Care		—
Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(d)	185,100	0
Total Industrials		0
Total Rights (Cost $—)		0

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(e),(f)	17,683,421	17,679,884
Total Money Market Funds (Cost $17,680,521)		17,679,884
Total Investments in Securities (Cost: $696,669,624)		758,802,664
Other Assets & Liabilities, Net		(1,554,574)
Net Assets		757,248,090
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At December 31, 2021, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Aduro Biotech CVR	10/21/2020	4,550	—	—

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	25,872,839	356,298,075	(364,490,393)	(637)	17,679,884	(452)	16,530	17,683,421
Abbreviation Legend
CVR	Contingent Value Rights
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	8,171,420	—	—	8,171,420
Consumer Discretionary	71,338,530	—	—	71,338,530
Consumer Staples	57,604,457	—	—	57,604,457
Energy	19,042,316	—	—	19,042,316
Financials	134,791,342	—	—	134,791,342
Health Care	56,707,014	—	—	56,707,014
Industrials	154,737,725	—	—	154,737,725
Information Technology	107,317,309	—	—	107,317,309
Materials	58,362,451	—	—	58,362,451
Real Estate	51,888,892	—	—	51,888,892
Utilities	21,161,324	—	—	21,161,324
Total Common Stocks	741,122,780	—	—	741,122,780
Rights
Health Care	—	—	—	—
Industrials	—	—	0*	0*
Total Rights	—	—	0*	0*
Money Market Funds	17,679,884	—	—	17,679,884
Total Investments in Securities	758,802,664	—	0*	758,802,664

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $678,989,103)	$741,122,780
Affiliated issuers (cost $17,680,521)	17,679,884
Receivable for:
Investments sold	376,382
Capital shares sold	3,210
Dividends	612,748
Foreign tax reclaims	2,622
Prepaid expenses	11,838
Total assets	759,809,464
Liabilities
Due to custodian	496
Payable for:
Investments purchased	1,626,969
Capital shares purchased	741,360
Management services fees	17,680
Distribution and/or service fees	408
Service fees	5,384
Compensation of board members	147,066
Compensation of chief compliance officer	138
Other expenses	21,873
Total liabilities	2,561,374
Net assets applicable to outstanding capital stock	$757,248,090
Represented by
Trust capital	$757,248,090
Total - representing net assets applicable to outstanding capital stock	$757,248,090
Class 1
Net assets	$651,131,558
Shares outstanding	17,339,074
Net asset value per share	$37.55
Class 2
Net assets	$13,159,303
Shares outstanding	360,842
Net asset value per share	$36.47
Class 3
Net assets	$92,957,229
Shares outstanding	2,513,658
Net asset value per share	$36.98
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	17

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$9,218,528
Dividends — affiliated issuers	16,530
Interfund lending	17
Foreign taxes withheld	(14,181)
Total income	9,220,894
Expenses:
Management services fees	6,492,228
Distribution and/or service fees
Class 2	28,564
Class 3	118,334
Service fees	63,938
Compensation of board members	50,500
Custodian fees	30,504
Printing and postage fees	26,936
Audit fees	29,500
Legal fees	17,152
Interest on interfund lending	53
Compensation of chief compliance officer	142
Other	19,408
Total expenses	6,877,259
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(24,890)
Total net expenses	6,852,369
Net investment income	2,368,525
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	231,911,224
Investments — affiliated issuers	(452)
Foreign currency translations	21
Net realized gain	231,910,793
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(47,793,383)
Investments — affiliated issuers	(637)
Foreign currency translations	(36)
Net change in unrealized appreciation (depreciation)	(47,794,056)
Net realized and unrealized gain	184,116,737
Net increase in net assets resulting from operations	$186,485,262
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$2,368,525	$3,827,645
Net realized gain (loss)	231,910,793	(38,892,014)
Net change in unrealized appreciation (depreciation)	(47,794,056)	82,369,434
Net increase in net assets resulting from operations	186,485,262	47,305,065
Increase (decrease) in net assets from capital stock activity	(187,908,126)	42,154,346
Total increase (decrease) in net assets	(1,422,864)	89,459,411
Net assets at beginning of year	758,670,954	669,211,543
Net assets at end of year	$757,248,090	$758,670,954

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,975,268	102,803,357	3,415,856	80,775,507
Redemptions	(7,484,942)	(277,462,924)	(1,082,276)	(29,723,796)
Net increase (decrease)	(4,509,674)	(174,659,567)	2,333,580	51,051,711
Class 2
Subscriptions	176,557	6,277,270	42,138	1,015,287
Redemptions	(91,680)	(3,249,897)	(58,232)	(1,367,078)
Net increase (decrease)	84,877	3,027,373	(16,094)	(351,791)
Class 3
Subscriptions	63,120	2,226,610	230,490	4,597,287
Redemptions	(532,846)	(18,502,542)	(536,145)	(13,142,861)
Net decrease	(469,726)	(16,275,932)	(305,655)	(8,545,574)
Total net increase (decrease)	(4,894,523)	(187,908,126)	2,011,831	42,154,346
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$30.28	0.12	7.15	7.27
Year Ended 12/31/2020	$29.04	0.16	1.08	1.24
Year Ended 12/31/2019	$24.24	0.28	4.52	4.80
Year Ended 12/31/2018	$28.01	0.25	(4.02)	(3.77)
Year Ended 12/31/2017	$26.14	0.19	1.68	1.87
Class 2
Year Ended 12/31/2021	$29.47	0.03	6.97	7.00
Year Ended 12/31/2020	$28.34	0.10	1.03	1.13
Year Ended 12/31/2019	$23.71	0.22	4.41	4.63
Year Ended 12/31/2018	$27.48	0.18	(3.95)	(3.77)
Year Ended 12/31/2017	$25.71	0.13	1.64	1.77
Class 3
Year Ended 12/31/2021	$29.85	0.07	7.06	7.13
Year Ended 12/31/2020	$28.67	0.13	1.05	1.18
Year Ended 12/31/2019	$23.96	0.25	4.46	4.71
Year Ended 12/31/2018	$27.73	0.21	(3.98)	(3.77)
Year Ended 12/31/2017	$25.91	0.15	1.67	1.82

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$37.55	24.01%	0.88%(c)	0.88%(c)	0.33%	104%	$651,132
Year Ended 12/31/2020	$30.28	4.27%	0.90%	0.88%	0.68%	91%	$661,480
Year Ended 12/31/2019	$29.04	19.80%	0.89%	0.88%	1.02%	75%	$566,653
Year Ended 12/31/2018	$24.24	(13.46%)	0.88%	0.88%	0.88%	60%	$574,250
Year Ended 12/31/2017	$28.01	7.16%	0.91%	0.91%	0.72%	115%	$686,191
Class 2
Year Ended 12/31/2021	$36.47	23.75%	1.14%(c)	1.13%(c)	0.10%	104%	$13,159
Year Ended 12/31/2020	$29.47	3.99%	1.15%	1.13%	0.41%	91%	$8,133
Year Ended 12/31/2019	$28.34	19.53%	1.14%	1.13%	0.81%	75%	$8,276
Year Ended 12/31/2018	$23.71	(13.72%)	1.13%	1.13%	0.65%	60%	$6,673
Year Ended 12/31/2017	$27.48	6.88%	1.16%	1.16%	0.49%	115%	$6,814
Class 3
Year Ended 12/31/2021	$36.98	23.89%	1.01%(c)	1.01%(c)	0.20%	104%	$92,957
Year Ended 12/31/2020	$29.85	4.12%	1.02%	1.01%	0.54%	91%	$89,057
Year Ended 12/31/2019	$28.67	19.66%	1.01%	1.00%	0.92%	75%	$94,282
Year Ended 12/31/2018	$23.96	(13.60%)	1.01%	1.00%	0.74%	60%	$89,379
Year Ended 12/31/2017	$27.73	7.02%	1.04%	1.04%	0.59%	115%	$120,392
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	21

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Partners Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.85% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into a Subadvisory Agreement with Segal Bryant & Hamill, LLC, which subadvises a portion of the assets of the Fund. Effective May 1, 2021, the Investment Manager has entered into a Subadvisory Agreement with William Blair Investment Management, LLC (William Blair) to serve as a subadviser to a portion of the assets of the Fund. Investment Counselors of Maryland, LLC (ICM), an affiliate of William Blair, assisted in providing day-to-day portfolio management of the Fund pursuant to the Sub-Subadvisory Agreement between William Blair and ICM. Effective July 19, 2021,
24	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
William Blair acquired ICM and therefore, ICM is no longer serving as sub-subadvisor for the Fund under the Sub-Subadvisory Agreement. Prior to May 1, 2021, Jacobs Levy Equity Management, Inc. and Nuveen Asset Management, LLC served as subadvisers to the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.88%
Class 2	1.13
Class 3	1.005
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $758,834,415 and $932,659,285, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
26	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,400,000	0.69	2
Lender	450,000	0.69	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
28	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
32	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
34	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Variable Portfolio – Partners Small Cap Value Fund | Annual Report 2021

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Variable Portfolio – Partners Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-2075 AW (2/22)

Annual Report
December 31, 2021
CTIVP® – Morgan Stanley Advantage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Morgan Stanley Advantage Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Morgan Stanley Advantage Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Morgan Stanley Investment Management Inc.
Dennis Lynch
Sam Chainani, CFA
Jason Yeung, CFA
Armistead Nash
David Cohen
Alexander Norton
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-4.11	23.96	17.68
Class 2	05/07/10	-4.35	23.64	17.39
Russell 1000 Growth Index		27.60	25.32	19.79
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Morgan Stanley Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	92.5
Money Market Funds	7.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	22.1
Consumer Discretionary	11.8
Financials	1.0
Health Care	10.3
Industrials	8.5
Information Technology	46.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2021)
Information Technology
Application Software	17.3
Data Processing & Outsourced Services	4.6
Internet Services & Infrastructure	18.1
Semiconductor Equipment	4.0
Systems Software	1.1
Technology Distributors	1.2
Total	46.3
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 97.44% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned -4.35%. The Fund significantly underperformed its benchmark, the Russell 1000 Growth Index, which returned 27.60% over the same period.
Market overview
U.S. equity markets saw increased short-term volatility in 2021 but ultimately overcame concerns about new COVID-19 variants, inflation, and fiscal and monetary policy uncertainties to end the annual period higher. The U.S. economic recovery progressed due to easing lockdown restrictions and increasing COVID-19 vaccinations, along with support from the federal government’s pandemic relief and the U.S. Federal Reserve’s (Fed) accommodative monetary policy. Inflation persisted longer than expected, in part due to pandemic-related supply-side disruptions and labor shortages, leading the Fed and other central banks around the world to begin withdrawing monetary stimulus measures. The better clarity on monetary policy and early evidence that the highly contagious COVID-19 Omicron variant could be less deadly than originally thought helped drive the U.S. equity market to rally at year end.
Amid this backdrop, U.S. large-cap growth equities, as measured by the benchmark, advanced for the annual period overall. All sectors in the benchmark posted positive total returns, led by energy. Utilities had the smallest gain in the benchmark during the annual period.
The Fund’s notable detractors during the period
•	During the annual period, the Fund underperformance against the benchmark was primarily due to stock selection.
○	The Fund usually underperforms when the equity market favors lower quality, more speculative securities or when the market is highly rotational or thematic. The Fund typically outperforms when high quality stocks are in favor and when stock selection, rather than themes or sectors, matters. Due to our investment philosophy and process, stock selection typically drives the majority of the Fund’s relative performance over most time periods.
○	Our stock selection focuses on finding high-quality companies, developing the insights around competitive advantage and niche characteristics that we believe can make them successful over time, and having the perspective to hold them when there are short-term disruptions, as long as those disruptions do not affect the investment thesis.
•	Stock selection in the information technology, communication services and consumer discretionary sectors detracted most during the annual period.
•	Having an overweighted allocation to health care, which underperformed the benchmark during the annual period, and having no exposure to real estate, which outperformed the benchmark during the annual period, also hurt performance. Having a position in cash, albeit modest, during a period when the benchmark rallied, further detracted from relative results.
•	Detracting most from the Fund’s results relative to the benchmark was a position in Coupa Software, Inc. Coupa Software provides cloud-based expense management software to enterprises. We attribute its share price weakness during the annual period to a broader selloff in high growth, high multiple businesses as well as to investor disappointment around its conservative financial outlook.
•	Block, Inc., formerly known as Square, provides payment, point-of-sale, capital and business management solutions to facilitate commerce between businesses and consumers. Its shares were affected during the annual period by heightened volatility across the payments industry and by a deceleration in the company’s gross profit growth following a span of strong performance earlier in the pandemic.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Zoom Video Communications, Inc. offers a proprietary cloud-based communications platform that connects users through frictionless video, voice, chat and content sharing. Following strong performance in 2020, its shares languished during the annual period on mixed results, characterized by solid revenue growth and ongoing traction with its Zoom phone offering on the one hand but by lower than consensus expected growth in billings and with smaller customers on the other hand.
The Fund’s notable contributors during the period
•	Having an underweighted allocation to the consumer discretionary sector, which lagged the benchmark during the annual period, and having an overweighted allocation to the communication services sector, which outperformed the benchmark during the annual period, contributed positively, albeit modestly.
•	From an individual security perspective, the Fund benefited most relative to the benchmark from a position in Datadog, Inc., an application monitoring platform. Its shares advanced during the annual period as the company experienced healthy fundamentals overall, with expanding usage of its products and low customer churn, or turnover.
•	Snowflake, Inc. is a cloud-native data warehousing services provider. Its platform enables customers to consolidate data into a single source and therefore derive important business insights, build data-driven applications, and share data more effectively. Its shares advanced during the annual period on strong results, as the company saw strong demand for its Data Cloud, with a growing number of enterprises moving their data to the public cloud and looking to store, process and analyze more data in their business operations.
•	Intuitive Surgical, Inc. is a provider of robotic-assisted surgical technology and solutions. Its shares gained during the annual period based on a rebound in its fundamentals following a time of more challenged performance earlier in the pandemic. The company also benefited from improving procedure volume growth and solid new system placements.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	885.20	1,021.88	3.14	3.36	0.66
Class 2	1,000.00	1,000.00	884.10	1,020.62	4.32	4.63	0.91
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 92.3%
Issuer	Shares	Value ($)
Communication Services 20.4%
Entertainment 6.7%
Roblox Corp., Class A(a)	1,004,166	103,589,765
Spotify Technology SA(a)	127,782	29,904,821
Total		133,494,586
Interactive Media & Services 13.7%
IAC/InterActiveCorp.(a)	350,050	45,755,035
Match Group, Inc.(a)	154,695	20,458,414
Pinterest, Inc., Class A(a)	401,479	14,593,762
Snap, Inc.(a)	1,038,387	48,835,341
Twitter, Inc.(a)	1,852,330	80,057,703
Vimeo, Inc.(a)	533,896	9,588,772
ZoomInfo Technologies, Inc., Class A(a)	828,142	53,166,716
Total		272,455,743
Total Communication Services		405,950,329
Consumer Discretionary 10.9%
Hotels, Restaurants & Leisure 5.8%
Airbnb, Inc., Class A(a)	387,624	64,535,519
Domino’s Pizza, Inc.	91,324	51,536,873
Total		116,072,392
Internet & Direct Marketing Retail 4.2%
Chewy, Inc., Class A(a)	355,222	20,947,441
Farfetch Ltd., Class A(a)	705,381	23,580,887
Wayfair, Inc., Class A(a)	198,980	37,800,231
Total		82,328,559
Textiles, Apparel & Luxury Goods 0.9%
lululemon athletica, Inc.(a)	44,802	17,537,743
Total Consumer Discretionary		215,938,694
Financials 1.0%
Capital Markets 1.0%
Coinbase Global, Inc., Class A(a)	75,281	18,998,666
Total Financials		18,998,666
Health Care 9.5%
Health Care Equipment & Supplies 2.1%
Intuitive Surgical, Inc.(a)	117,952	42,380,154
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 4.8%
Veeva Systems Inc., Class A(a)	375,881	96,030,078
Pharmaceuticals 2.6%
Royalty Pharma PLC, Class A	1,283,547	51,149,348
Total Health Care		189,559,580
Industrials 7.8%
Aerospace & Defense 2.5%
HEICO Corp., Class A	384,712	49,443,186
Road & Rail 5.3%
Uber Technologies, Inc.(a)	2,520,926	105,702,427
Total Industrials		155,145,613
Information Technology 42.7%
Electronic Equipment, Instruments & Components 1.1%
Adyen NV(a)	8,501	22,315,147
IT Services 20.9%
Block, Inc., Class A(a)	523,602	84,566,959
Shopify, Inc., Class A(a)	80,542	110,937,745
Snowflake, Inc., Class A(a)	402,396	136,311,645
Twilio, Inc., Class A(a)	317,453	83,598,073
Total		415,414,422
Semiconductors & Semiconductor Equipment 3.7%
ASML Holding NV	90,843	72,323,746
Software 17.0%
Cloudflare, Inc.(a)	157,876	20,760,694
Coupa Software, Inc.(a)	314,400	49,690,920
Datadog, Inc., Class A(a)	424,407	75,591,131
Trade Desk, Inc. (The), Class A(a)	527,616	48,350,730
Unity Software, Inc.(a)	512,060	73,219,459
Workday, Inc., Class A(a)	73,115	19,973,556
Zoom Video Communications, Inc., Class A(a)	276,706	50,889,001
Total		338,475,491
Total Information Technology		848,528,806
Total Common Stocks (Cost $1,643,417,987)		1,834,121,688

The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Money Market Funds 7.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	149,778,840	149,748,884
Total Money Market Funds (Cost $149,759,184)		149,748,884
Total Investments in Securities (Cost: $1,793,177,171)		1,983,870,572
Other Assets & Liabilities, Net		2,514,122
Net Assets		1,986,384,694
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	123,790,002	1,084,797,190	(1,058,828,008)	(10,300)	149,748,884	(1,135)	56,906	149,778,840
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	405,950,329	—	—	405,950,329
Consumer Discretionary	215,938,694	—	—	215,938,694
Financials	18,998,666	—	—	18,998,666
Health Care	189,559,580	—	—	189,559,580
Industrials	155,145,613	—	—	155,145,613
Information Technology	826,213,659	22,315,147	—	848,528,806
Total Common Stocks	1,811,806,541	22,315,147	—	1,834,121,688
Money Market Funds	149,748,884	—	—	149,748,884
Total Investments in Securities	1,961,555,425	22,315,147	—	1,983,870,572
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,643,417,987)	$1,834,121,688
Affiliated issuers (cost $149,759,184)	149,748,884
Foreign currency (cost $1,462)	1,456
Receivable for:
Investments sold	2,693,717
Capital shares sold	12,350
Dividends	8,298
Prepaid expenses	18,762
Total assets	1,986,605,155
Liabilities
Payable for:
Capital shares purchased	9,254
Management services fees	36,623
Distribution and/or service fees	313
Service fees	2,516
Compensation of board members	143,601
Compensation of chief compliance officer	404
Audit fees	14,750
Other expenses	13,000
Total liabilities	220,461
Net assets applicable to outstanding capital stock	$1,986,384,694
Represented by
Trust capital	$1,986,384,694
Total - representing net assets applicable to outstanding capital stock	$1,986,384,694
Class 1
Net assets	$1,941,145,334
Shares outstanding	32,350,799
Net asset value per share	$60.00
Class 2
Net assets	$45,239,360
Shares outstanding	776,219
Net asset value per share	$58.28
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	11

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$2,520,119
Dividends — affiliated issuers	56,906
Interfund lending	204
Foreign taxes withheld	(43,476)
Total income	2,533,753
Expenses:
Management services fees	14,081,297
Distribution and/or service fees
Class 2	121,278
Service fees	31,202
Compensation of board members	65,295
Custodian fees	16,927
Printing and postage fees	9,838
Audit fees	43,938
Legal fees	29,510
Compensation of chief compliance officer	412
Other	26,998
Total expenses	14,426,695
Net investment loss	(11,892,942)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	361,863,818
Investments — affiliated issuers	(1,135)
Foreign currency translations	(9,246)
Net realized gain	361,853,437
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(415,118,911)
Investments — affiliated issuers	(10,300)
Foreign currency translations	(134)
Net change in unrealized appreciation (depreciation)	(415,129,345)
Net realized and unrealized loss	(53,275,908)
Net decrease in net assets resulting from operations	$(65,168,850)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment loss	$(11,892,942)	$(8,070,136)
Net realized gain	361,853,437	950,338,226
Net change in unrealized appreciation (depreciation)	(415,129,345)	216,052,615
Net increase (decrease) in net assets resulting from operations	(65,168,850)	1,158,320,705
Increase (decrease) in net assets from capital stock activity	217,285,953	(1,688,440,267)
Total increase (decrease) in net assets	152,117,103	(530,119,562)
Net assets at beginning of year	1,834,267,591	2,364,387,153
Net assets at end of year	$1,986,384,694	$1,834,267,591

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	7,298,747	447,072,798	790,314	29,867,011
Redemptions	(3,593,672)	(235,388,856)	(38,085,886)	(1,725,252,267)
Net increase (decrease)	3,705,075	211,683,942	(37,295,572)	(1,695,385,256)
Class 2
Subscriptions	227,756	14,336,865	249,331	12,053,025
Redemptions	(139,424)	(8,734,854)	(113,012)	(5,108,036)
Net increase	88,332	5,602,011	136,319	6,944,989
Total net increase (decrease)	3,793,407	217,285,953	(37,159,253)	(1,688,440,267)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$62.57	(0.36)	(2.21)	(2.57)
Year Ended 12/31/2020	$35.57	(0.19)	27.19	27.00
Year Ended 12/31/2019	$27.97	(0.02)	7.62	7.60
Year Ended 12/31/2018	$27.18	0.02	0.77	0.79
Year Ended 12/31/2017	$20.50	(0.01)	6.69	6.68
Class 2
Year Ended 12/31/2021	$60.93	(0.51)	(2.14)	(2.65)
Year Ended 12/31/2020	$34.72	(0.30)	26.51	26.21
Year Ended 12/31/2019	$27.37	(0.10)	7.45	7.35
Year Ended 12/31/2018	$26.67	(0.06)	0.76	0.70
Year Ended 12/31/2017	$20.17	(0.06)	6.56	6.50

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$60.00	(4.11%)	0.67%	0.67%	(0.55%)	73%	$1,941,145
Year Ended 12/31/2020	$62.57	75.91%	0.68%(c)	0.68%(c)	(0.42%)	70%	$1,792,357
Year Ended 12/31/2019	$35.57	27.17%	0.66%	0.66%	(0.05%)	80%	$2,345,237
Year Ended 12/31/2018	$27.97	2.91%	0.67%	0.67%	0.07%	71%	$1,893,796
Year Ended 12/31/2017	$27.18	32.58%	0.72%	0.72%	(0.03%)	68%	$1,804,566
Class 2
Year Ended 12/31/2021	$58.28	(4.35%)	0.92%	0.92%	(0.80%)	73%	$45,239
Year Ended 12/31/2020	$60.93	75.49%	0.93%(c)	0.93%(c)	(0.66%)	70%	$41,911
Year Ended 12/31/2019	$34.72	26.85%	0.91%	0.91%	(0.30%)	80%	$19,150
Year Ended 12/31/2018	$27.37	2.62%	0.92%	0.92%	(0.19%)	71%	$13,254
Year Ended 12/31/2017	$26.67	32.23%	0.97%	0.97%	(0.28%)	68%	$9,269
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	15

Notes to Financial Statements
December 31, 2021
Note 1. Organization
CTIVP® – Morgan Stanley Advantage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
16	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	17

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.66% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Morgan Stanley Investment Management Inc. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
18	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021	Contractual expense cap prior to May 1, 2021
Class 1	0.74%	0.74%	0.74%
Class 2	0.99	0.99	0.99
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,660,078,726 and $1,485,605,019, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,140,000	0.66	10
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged
20	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Communication services sector risk
The Fund is more susceptible to the particular risks that may affect companies in the communication services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the communication services sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many communication services sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Morgan Stanley Advantage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Morgan Stanley Advantage Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	23

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
24	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
26	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
28	CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – Morgan Stanley Advantage Fund | Annual Report 2021	29

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CTIVP® – Morgan Stanley Advantage Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-3000 AW (2/22)

Annual Report
December 31, 2021
CTIVP® – American Century Diversified Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – American Century Diversified Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – American Century Diversified Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income.
Portfolio management
American Century Investment Management, Inc.
Robert Gahagan
Jeffrey Houston, CFA
Charles Tan
Peter Van Gelderen
Jason Greenblath
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	0.45	4.43	3.42
Class 2	05/07/10	0.29	4.17	3.17
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.90
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – American Century Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Asset-Backed Securities — Non-Agency	12.9
Commercial Mortgage-Backed Securities - Non-Agency	3.8
Convertible Bonds	0.1
Corporate Bonds & Notes	41.3
Exchange-Traded Fixed Income Funds	0.5
Foreign Government Obligations	4.5
Inflation-Indexed Bonds	3.0
Money Market Funds	1.6
Municipal Bonds	1.9
Residential Mortgage-Backed Securities - Agency	11.8
Residential Mortgage-Backed Securities - Non-Agency	9.0
U.S. Treasury Obligations	9.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2021)
AAA rating	25.3
AA rating	4.3
A rating	13.8
BBB rating	30.1
BB rating	18.8
B rating	5.9
CCC rating	0.9
Not rated	0.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Fund at a Glance   (continued)
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	264.7	(118.0)	146.7
Foreign Currency Derivative Contracts	39.3	(86.0)	(46.7)
Total Notional Market Value of Derivative Contracts	304.0	(204.0)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
At December 31, 2021, approximately 99.29% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 0.29%. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -1.54% over the same period.
Market overview
The annual period began on the heels of emergency approval for two COVID-19 vaccines and the passage of another federal aid bill. The government delivered more fiscal relief in early 2021 and indicated additional spending would be forthcoming. The combination of the massive monetary support already in place, mounting federal spending, expanding COVID-19 vaccine availability, and improving economic data boosted economic growth outlooks and sparked risk-on, or reduced investor risk aversion, investing.
Amid the easing of certain COVID-19 restrictions and growing consumer demand, the U.S. economy grew 6.3% in the first quarter and 6.7% in the second quarter of 2021. By the third quarter, U.S. economic growth had moderated to 2.3%. The slowdown was largely due to a resurgence in COVID-19 cases in some parts of the country and the scaling back of certain government assistance programs. The late-year emergence of the rapidly spreading, but less severe, Omicron variant of COVID-19 was widely anticipated to play a role in fourth quarter economic growth. Meanwhile, manufacturing ebbed and flowed during 2021 but remained expansionary throughout. Home prices experienced solid double-digit annual gains but moderated slightly in the second half of the year. The jobs market steadily recovered from the pandemic, adding a record number of positions in 2021. Furthermore, average hourly wages rose 4.7% annually. However, at year-end, there were 3.6 million fewer jobs than before the pandemic, and the labor force participation rate remained below pre-pandemic levels.
Annual inflation rates began accelerating in March 2021, largely due to base effects from the prior year’s pandemic-related shutdowns. But other factors quickly conspired to push consumer prices to multi-year highs. Supply chain disruptions, along with pent-up consumer demand and labor shortages, sent prices soaring. Additionally, surging energy prices contributed to the rapidly rising inflation rate. The U.S. Federal Reserve (Fed), which had initially labeled inflation’s rise as “transitory,” eventually admitted inflation would be higher and more persistent than it originally expected. By November, annual headline inflation climbed to 6.8%, the highest level in nearly 40 years. To compare, in November 2020, the annual headline inflation rate had been 1.2%. The 10-year breakeven inflation rate rose from 1.99% at the end of 2020 to 2.56% a year later. As announced in September 2021, the Fed began tapering its asset purchases in November. By December, Fed policymakers indicated they would speed up the tapering process due to concerns about elevated inflation. They also hinted that once tapering concludes, they may start hiking interest rates, suggesting three rate increases may be necessary in 2022.
As the economy improved and inflation steadily rose, longer maturity U.S. Treasury yields increased. The 10-year U.S. Treasury note ended the annual period with a yield of 1.51%, up approximately 59 basis points from the end of December 2020. The two-year U.S. Treasury yield rose from 0.12% at the end of December 2020 to 0.73% a year later, as the Fed turned more hawkish. (Hawkish suggests higher interest rates; and is the opposite of dovish.) The yield curve between two and 10 years flattened slightly, meaning the differential in yields between shorter and longer term maturities narrowed.
Overall, the rising yield/rising inflation environment pressured annual total returns for U.S. Treasuries, which declined and underperformed the benchmark, which also declined. Other U.S. bond market sectors, including investment-grade corporate bonds and securitized securities, also retreated in the rising yield environment but outperformed U.S. Treasuries. High-yield corporate bonds, in contrast, rallied in the risk-on conditions that dominated. Treasury inflation protected securities, or TIPS, also advanced, significantly outperforming nominal, or non-inflation-linked, U.S. Treasuries as well as the broad investment-grade bond market and high-yield corporate bonds.
6	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
The Fund’s notable contributors during the period
•	Sector allocation decisions were the primary driver of the Fund’s outperformance during the annual period.
•	More specifically, an out-of-benchmark allocation to high-yield corporate bonds lifted results. Within the allocation, we focused on securities with BB credit ratings, where we expected several holdings to benefit from economic reopening trends.
•	The Fund’s out-of-benchmark allocation to inflation-linked securities also contributed positively. Early in the year, we increased exposure to inflation-linked bonds based on our belief that breakeven rates did not adequately reflect the range of inflationary pressures in the economy.
•	Security selection overall also contributed positively to the Fund’s relative results. In particular, our selections within the securitized sector, including non-agency collateralized mortgage obligations and asset-based securities, aided results.
•	Selections among investment-grade corporate bonds also delivered robust relative results.
•	Duration positioning added value. Given our expectations for U.S. Treasury yields to rise, we maintained a slightly shorter duration relative to the benchmark during the annual period. As yields did rise during the year, this strategy proved beneficial. Duration is a measure of a fund’s sensitivity to changes in interest rates.
•	Overall, yield curve positioning helped the Fund’s performance during the annual period, attributable primarily to positioning along the U.S. Treasury yield curve.
The Fund’s notable detractors during the period
•	Security selection among agency mortgage-backed securities detracted slightly from relative performance, largely due to U.S. Treasury market volatility and expectations of Fed tapering.
•	Positioning along non-U.S. yield curves also detracted modestly.
Derivatives usage
The Fund held U.S. Treasury futures during the annual period as a method of managing duration and yield curve positioning. Overall, the Fund’s exposure to U.S. Treasury futures had a positive impact on performance for the annual period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,007.10	1,022.74	2.48	2.50	0.49
Class 2	1,000.00	1,000.00	1,005.50	1,021.48	3.74	3.77	0.74
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 13.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aaset Trust(a)
Subordinated Series 2021-2A Class B
01/15/2047	3.538%	7,300,000	7,240,378
Aimco CLO Ltd.(a),(b)
Series 2020-12A Class C
3-month USD LIBOR + 2.150% Floor 2.150% 01/17/2032	2.272%	6,750,000	6,750,574
AIMCO CLO Ltd.(a),(b)
Series 2019-10A Class CR
3-month USD LIBOR + 1.900% Floor 1.900% 07/22/2032	2.028%	9,500,000	9,476,487
Series 2019-10A Class DR
3-month USD LIBOR + 2.900% Floor 2.900% 07/22/2032	3.028%	3,375,000	3,332,607
Aligned Data Centers Issuer LLC(a)
Subordinated Series 2021-1A Class B
08/15/2046	2.482%	6,300,000	6,227,991
ARES L CLO Ltd.(a),(b)
Series 2018-50A Class CR
3-month USD LIBOR + 1.900% Floor 1.900% 01/15/2032	2.024%	7,000,000	6,999,965
ARES LII CLO Ltd.(a),(b)
Series 2019-52A Class CR
3-month USD LIBOR + 2.100% Floor 2.100% 04/22/2031	2.228%	3,550,000	3,550,174
Series 2019-52A Class DR
3-month USD LIBOR + 3.300% Floor 3.300% 04/22/2031	3.428%	3,775,000	3,775,570
Ares XL CLO Ltd.(a),(b)
Series 2016-40A Class CRR
3-month USD LIBOR + 2.800% Floor 2.800% 01/15/2029	2.920%	6,400,000	6,377,792
Ares XXXIX CLO Ltd.(a),(b)
Series 2016-39A Class CR2
3-month USD LIBOR + 2.050% Floor 2.050% 04/18/2031	2.172%	7,950,000	7,921,237
Atrium IX(a),(b)
Series 209A Class BR2
3-month USD LIBOR + 1.500% Floor 1.500% 05/28/2030	1.676%	5,550,000	5,543,351
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bain Capital Credit CLO(a),(b)
Series 2019-2A Class CR
3-month USD LIBOR + 2.100% Floor 2.100% 10/17/2032	2.222%	11,650,000	11,614,398
Barings CLO Ltd.(a),(b)
Series 2016-2A Class DR2
3-month USD LIBOR + 3.150% Floor 3.150% 01/20/2032	3.250%	8,050,000	8,050,000
BDS Ltd.(a),(b)
Series 2021-FL7 Class C
1-month USD LIBOR + 1.700% Floor 1.700% 06/16/2036	1.804%	8,075,000	8,047,058
Bean Creek CLO Ltd.(a),(b)
Series 2015-1A Class BR
3-month USD LIBOR + 1.450% Floor 1.450% 04/20/2031	1.582%	3,525,000	3,500,744
Blackbird Capital Aircraft(a)
Series 2021-1A Class A
07/15/2046	2.443%	6,038,542	5,959,784
Subordinated Series 2021-1A Class B
07/15/2046	3.446%	5,140,625	5,078,696
CarVal CLO III Ltd.(a),(b)
Series 2019-2A Class CR
3-month USD LIBOR + 1.950% Floor 1.950% 07/20/2032	2.082%	3,700,000	3,697,787
Series 2019-2A Class DR
3-month USD LIBOR + 2.950% Floor 2.950% 07/20/2032	3.082%	4,800,000	4,756,522
Castlelake Aircraft Structured Trust(a)
Series 2017-1R Class A
08/15/2041	2.741%	5,351,827	5,284,842
Subordinated Series 2021-1A Class C
01/15/2046	7.000%	5,156,282	5,135,559
Clsec Holdings LLC
Subordinated Series 2021-1 Class C
05/11/2037	6.171%	10,328,238	10,361,421
Dewolf Park CLO Ltd.(a),(b)
Series 2017-1A Class CR
3-month USD LIBOR + 1.850% Floor 1.850% 10/15/2030	1.974%	5,000,000	4,985,535
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DI Issuer LLC(a)
Series 2021-1A Class A2
09/15/2051	3.722%	13,300,000	13,236,220
Dryden CLO Ltd.(a),(b)
Series 2019-72A Class CR
3-month USD LIBOR + 1.850% Floor 1.850% 05/15/2032	2.006%	4,550,000	4,536,159
Dryden Senior Loan Fund(a),(b)
Series 2021-87A Class D
3-month USD LIBOR + 2.950% Floor 2.950% 05/20/2034	3.110%	6,375,000	6,296,320
Elmwood CLO IV Ltd.(a),(b)
Series 2020-1A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 04/15/2033	1.824%	12,950,000	12,958,974
Elmwood CLO VII Ltd.(a),(b)
Series 2020-4A Class C
3-month USD LIBOR + 2.250% Floor 2.250% 01/17/2034	2.372%	5,150,000	5,160,187
Elmwood CLO VIII Ltd.(a),(b)
Series 2021-1A Class C1
3-month USD LIBOR + 1.950% Floor 1.950% 01/20/2034	2.082%	6,200,000	6,149,792
Elmwood CLO X Ltd.(a),(b)
Series 2021-3A Class D
3-month USD LIBOR + 2.900% Floor 2.900% 10/20/2034	2.990%	5,425,000	5,421,376
Flexential Issuer(a)
Series 2021-1A Class A2
11/27/2051	3.250%	12,525,000	12,547,291
Goldentree Loan Management US CLO 4 Ltd.(a),(b)
Series 2019-4A Class CR
3-month USD LIBOR + 2.000% Floor 2.000% 04/24/2031	2.124%	7,785,000	7,786,931
Goodgreen(a),(c)
Series 2018-1A Class A
10/15/2053	3.930%	4,452,963	4,623,496
Goodgreen Trust(a)
Series 2021-1A Class A
10/15/2056	2.660%	3,661,164	3,620,566
KKR CLO Ltd.(a),(b)
Series 2018 Class CR
3-month USD LIBOR + 2.100% Floor 2.100% 07/18/2030	2.222%	7,050,000	7,022,456
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lunar Aircraft Ltd.(a)
Series 2020-1A Class A
02/15/2045	3.376%	6,561,985	6,343,729
Lunar Structured Aircraft Portfolio Notes(a)
Series 2021-1 Class A
10/15/2046	2.636%	8,707,749	8,660,598
Subordinated Series 2021-1 Class B
10/15/2046	3.432%	3,201,156	3,196,285
Magnetite VIII Ltd.(a),(b)
Series 2014-8A Class BR2
3-month USD LIBOR + 1.500% Floor 1.500% 04/15/2031	1.624%	2,950,000	2,950,065
Magnetite XXIV Ltd.(a),(b)
Series 2019-24A Class B
3-month USD LIBOR + 1.850% Floor 1.850% 01/15/2033	1.974%	5,750,000	5,750,581
Magnetite XXIX Ltd.(a),(b)
Series 2021-29A Class D
3-month USD LIBOR + 2.600% Floor 2.600% 01/15/2034	2.724%	6,725,000	6,704,805
MAPS Trust(a)
Series 2021-1A Class A
06/15/2046	2.521%	11,826,450	11,709,813
MF1 Ltd.(a),(b)
Series 2019-FL2 Class C
30-day Average SOFR + 2.115% Floor 2.000% 12/25/2034	2.102%	2,415,640	2,414,183
Nassau Ltd.(a),(b)
Series 2019-IA Class BR
3-month USD LIBOR + 2.600% Floor 2.600% 04/15/2031	2.724%	7,000,000	6,963,292
Navigator Aircraft ABS Ltd.(a),(c)
Series 2021-1 Class A
11/15/2046	2.771%	8,405,990	8,376,523
Neuberger Berman Loan Advisers CLO Ltd.(a),(b)
Series 2018-30A Class DR
3-month USD LIBOR + 2.850% Floor 2.850% 01/20/2031	2.982%	3,800,000	3,765,675
Octagon Investment Partners 31 LLC(a),(b)
Series 2017-1A Class CR
3-month USD LIBOR + 2.050% Floor 2.050% 07/20/2030	2.182%	5,250,000	5,240,146

The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners XV Ltd.(a),(b)
Series 2013-1A Class CRR
3-month USD LIBOR + 2.000% Floor 2.000% 07/19/2030	2.300%	7,100,000	7,092,864
PFP Ltd.(a),(b)
Subordinated Series 2021-8 Class D
1-month USD LIBOR + 2.150% Floor 2.150% 08/09/2037	2.260%	5,700,000	5,653,812
Pioneer Aircraft Finance Ltd.(a)
Series 2019-1 Class A
06/15/2044	3.967%	7,320,155	7,244,887
Rad CLO 15 Ltd.(a),(b)
Series 2021-15A Class D
3-month USD LIBOR + 3.050% Floor 3.050% 01/20/2034	3.297%	4,450,000	4,434,812
Ready Capital Mortgage Financing LLC(a),(b)
Subordinated Series 2021-FL5 Class C
1-month USD LIBOR + 2.250% Floor 2.250% 04/25/2038	2.352%	3,841,000	3,832,604
Rockford Tower CLO Ltd.(a),(b)
Series 2017-3A Class D
3-month USD LIBOR + 2.650% 10/20/2030	2.782%	2,500,000	2,459,083
Series 2018-1A Class D
3-month USD LIBOR + 3.000% 05/20/2031	3.160%	5,300,000	5,243,878
Series 2020-1A Class C
3-month USD LIBOR + 2.350% 01/20/2032	2.482%	5,125,000	5,125,307
Sierra Timeshare Receivables Funding LLC(a)
Series 2019-2A Class C
05/20/2036	3.120%	2,239,242	2,272,672
Slam Ltd.(a)
Series 2021-1A Class A
06/15/2046	2.434%	5,371,996	5,268,082
START Ireland(a)
Series 2019-1 Class A
03/15/2044	4.089%	6,495,122	6,456,198
Stonepeak ABS(a)
Series 2021-1A Class AA
02/28/2033	2.301%	5,361,264	5,305,047
Taconic Park CLO Ltd.(a),(b)
Series 2016-1A Class BR
3-month USD LIBOR + 1.900% Floor 1.900% 01/20/2029	2.032%	4,825,000	4,816,233
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TCI-Symphony CLO Ltd.(a),(b)
Series 2016-1A Class CR2
3-month USD LIBOR + 2.150% Floor 2.150% 10/13/2032	2.268%	4,500,000	4,491,022
Series 2017-1A Class CR
3-month USD LIBOR + 1.800% Floor 1.800% 07/15/2030	1.924%	9,900,000	9,867,132
Total Asset-Backed Securities — Non-Agency (Cost $386,428,590)			384,667,568

Commercial Mortgage-Backed Securities - Non-Agency 3.8%

BBCMS Mortgage Trust(a),(b)
Subordinated Series 2019-BWAY Class E
1-month USD LIBOR + 2.850% Floor 2.850% 11/25/2034	2.960%	8,236,000	7,801,719
BX Commercial Mortgage Trust(a),(b)
Subordinated CMO Series 2021-VOLT Class F
1-month USD LIBOR + 2.400% Floor 2.400% 09/15/2036	2.490%	8,900,000	8,816,056
BX Commercial Mortgage Trust(a),(c)
Subordinated Series 2020-VIV2 Class C
03/09/2044	3.661%	6,775,000	6,870,743
Subordinated Series 2020-VIVA Class D
03/11/2044	3.549%	6,750,000	6,729,789
BX Trust(a)
Series 2019-OC11 Class C
12/09/2041	3.856%	3,439,000	3,539,004
BXMT Ltd.(a),(b)
Subordinated Series 2020-FL2 Class D
30-day Average SOFR + 2.064% Floor 1.950% 02/15/2038	2.059%	11,189,000	11,136,521
ELP Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-ELP Class E
1-month USD LIBOR + 2.118% Floor 2.118% 11/15/2038	2.218%	10,484,000	10,421,996
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
09/17/2025	2.241%	6,450,000	6,428,373
Subordinated Series 2020-SFR2 Class E
10/19/2037	2.668%	21,100,000	20,984,963
Subordinated Series 2021-SFR1 Class F1
08/17/2038	3.238%	7,400,000	7,293,405
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	7,400,000	7,352,245

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tricon American Homes LLC(a)
Series 2020-SFR1 Class D
07/17/2038	2.548%	7,200,000	7,105,880
Tricon American Homes Trust(a)
Subordinated Series 2020-SFR2 Class D
11/17/2039	2.281%	7,500,000	7,255,658
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $113,324,866)			111,736,352

Convertible Bonds 0.1%

Banking 0.1%
Itau Unibanco Holding SA(a),(d)
Subordinated
04/15/2031	3.875%	1,900,000	1,823,115
Total Convertible Bonds (Cost $1,893,749)			1,823,115

Corporate Bonds & Notes 41.9%

Aerospace & Defense 0.7%
Boeing Co. (The)
02/04/2026	2.196%	3,230,000	3,229,494
02/01/2031	3.625%	4,480,000	4,779,990
05/01/2050	5.805%	1,730,000	2,341,928
TransDigm, Inc.
01/15/2029	4.625%	5,360,000	5,343,777
United Technologies Corp.
11/16/2028	4.125%	3,800,000	4,252,449
Total			19,947,638
Agencies 0.1%
Tennessee Valley Authority
09/15/2031	1.500%	2,100,000	2,056,320
Airlines 1.5%
Air Canada(a)
08/15/2026	3.875%	10,510,000	10,746,561
American Airlines Pass-Through Trust
07/11/2034	2.875%	2,360,000	2,313,072
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	9,966,000	10,371,757
British Airways Pass-Through Trust(a)
03/15/2035	2.900%	3,427,671	3,441,809
Series 2021-1 Class B
09/15/2031	3.900%	1,928,000	1,914,091
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2028	4.750%	4,659,000	5,096,230
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Airlines Pass-Through Trust
Series 2020-1 Class B
01/15/2026	4.875%	1,928,006	2,007,261
United Airlines, Inc.(a)
04/15/2029	4.625%	8,062,000	8,361,574
Total			44,252,355
Automotive 0.9%
Aptiv PLC
12/01/2051	3.100%	2,060,000	1,962,930
Cummins, Inc.
09/01/2050	2.600%	1,790,000	1,681,452
Ford Motor Credit Co. LLC
05/04/2023	3.096%	4,700,000	4,783,463
11/13/2025	3.375%	4,510,000	4,679,553
General Motors Co.
04/01/2038	5.150%	1,970,000	2,371,146
General Motors Financial Co., Inc.
06/20/2025	2.750%	6,021,000	6,217,248
08/20/2027	2.700%	1,831,000	1,872,907
10/15/2028	2.400%	3,262,000	3,252,831
Total			26,821,530
Banking 5.4%
Ally Financial, Inc.
Subordinated
11/20/2025	5.750%	3,910,000	4,411,206
Banco Santander SA(d)
09/14/2027	1.722%	2,000,000	1,962,892
Banco Santander SA
Subordinated
11/19/2025	5.179%	2,600,000	2,889,756
Bank of America Corp.(d)
12/20/2028	3.419%	7,580,000	8,100,462
10/20/2032	2.572%	8,109,000	8,148,218
06/19/2041	2.676%	5,082,000	4,885,663
Subordinated
09/21/2036	2.482%	2,150,000	2,080,902
Bank of Ireland Group PLC(a),(d)
09/30/2027	2.029%	3,179,000	3,121,518
Barclays PLC(d)
11/24/2027	2.279%	2,030,000	2,035,112
Barclays PLC
Subordinated
05/09/2028	4.836%	2,640,000	2,902,179
BNP Paribas SA(a),(d)
Subordinated
03/01/2033	4.375%	2,675,000	2,905,418

The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(d)
10/27/2028	3.520%	10,324,000	11,070,300
Commonwealth Bank of Australia(a),(d)
Subordinated
09/12/2034	3.610%	3,125,000	3,266,765
Deutsche Bank AG(d)
11/16/2027	2.311%	3,415,000	3,414,299
Subordinated
05/24/2028	4.296%	6,681,000	6,852,749
12/01/2032	4.875%	3,105,000	3,351,657
FNB Corp.
02/24/2023	2.200%	3,900,000	3,937,228
Goldman Sachs Group, Inc. (The)(d)
10/21/2027	1.948%	2,639,000	2,630,238
07/21/2042	2.908%	3,085,000	3,066,146
HSBC Holdings PLC(d)
05/24/2032	2.804%	1,960,000	1,969,591
Intesa Sanpaolo SpA(a)
Subordinated
06/01/2032	4.198%	6,115,000	6,175,083
JPMorgan Chase & Co.(d)
04/22/2027	1.578%	2,305,000	2,278,114
06/01/2029	2.069%	15,663,000	15,532,308
04/22/2042	3.157%	3,120,000	3,248,704
Morgan Stanley(d)
05/04/2027	1.593%	8,586,000	8,498,000
07/21/2032	2.239%	1,420,000	1,391,223
Subordinated
09/16/2036	2.484%	3,722,000	3,582,694
National Australia Bank Ltd.(a)
Subordinated
08/21/2030	2.332%	1,986,000	1,900,841
05/21/2031	2.990%	685,000	687,091
Nationwide Building Society(a),(d)
Subordinated
10/18/2032	4.125%	4,120,000	4,400,295
PNC Financial Services Group, Inc. (The)(d)
12/31/2049	3.400%	2,449,000	2,398,039
Societe Generale SA(a),(d)
06/09/2027	1.792%	2,510,000	2,455,871
SVB Financial Group(d)
12/31/2049	4.250%	1,192,000	1,204,211
UBS Group AG(a),(d)
08/10/2027	1.494%	3,065,000	2,990,646
UniCredit SpA(a),(d)
06/03/2032	3.127%	4,895,000	4,833,493
Subordinated
06/19/2032	5.861%	3,900,000	4,265,850
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Bancorp(d)
Subordinated
11/03/2036	2.491%	3,025,000	3,016,425
Wells Fargo & Co.(d)
04/30/2041	3.068%	4,245,000	4,342,959
Westpac Banking Corp.(d)
Subordinated
02/04/2030	2.894%	1,440,000	1,470,294
11/18/2036	3.020%	1,628,000	1,610,424
Total			159,284,864
Brokerage/Asset Managers/Exchanges 1.5%
Blackstone Private Credit Fund(a)
12/15/2026	2.625%	3,006,000	2,933,162
03/15/2027	3.250%	4,178,000	4,183,147
Blue Owl Finance LLC(a)
06/10/2031	3.125%	1,057,000	1,034,317
10/07/2051	4.125%	3,000,000	3,030,564
Coinbase Global, Inc.(a)
10/01/2028	3.375%	6,175,000	5,779,969
Jane Street Group/JSG Finance, Inc.(a)
11/15/2029	4.500%	7,726,000	7,834,688
LPL Holdings, Inc.(a)
11/15/2027	4.625%	5,361,000	5,553,557
05/15/2031	4.375%	4,413,000	4,515,096
Owl Rock Technology Finance Corp.(a)
06/30/2025	6.750%	3,100,000	3,477,700
06/17/2026	3.750%	1,719,000	1,770,095
Owl Rock Technology Finance Corp.
01/15/2027	2.500%	3,122,000	3,060,813
Total			43,173,108
Building Materials 0.6%
Builders FirstSource, Inc.(a)
03/01/2030	5.000%	6,263,000	6,723,080
Cemex SAB de CV(a)
09/17/2030	5.200%	4,940,000	5,303,000
07/11/2031	3.875%	2,500,000	2,494,392
Eagle Materials, Inc.
07/01/2031	2.500%	2,254,000	2,224,452
Standard Industries, Inc.(a)
07/15/2030	4.375%	1,006,000	1,027,447
Total			17,772,371
Cable and Satellite 1.4%
Cable Onda SA(a)
01/30/2030	4.500%	2,800,000	2,883,451
Cablevision Systems Corp.
09/15/2022	5.875%	6,288,000	6,448,645

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Charter Communications Operating LLC/Capital
06/01/2041	3.500%	2,712,000	2,643,378
07/01/2049	5.125%	4,505,000	5,217,299
Comcast Corp.
04/01/2040	3.750%	3,225,000	3,607,662
CSC Holdings LLC(a)
04/01/2028	7.500%	1,900,000	2,039,763
11/15/2031	4.500%	1,955,000	1,932,563
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	2,680,000	2,745,338
DISH DBS Corp.(a)
12/01/2026	5.250%	2,840,000	2,884,789
Time Warner Cable LLC
09/15/2042	4.500%	4,500,000	4,891,637
VTR Finance NV(a)
07/15/2028	6.375%	5,330,000	5,575,715
Total			40,870,240
Chemicals 0.2%
International Flavors & Fragrances, Inc.(a)
10/15/2027	1.832%	1,460,000	1,437,133
Tronox, Inc.(a)
03/15/2029	4.625%	3,650,000	3,640,886
Westlake Chemical Corp.
08/15/2041	2.875%	1,105,000	1,067,352
Total			6,145,371
Consumer Cyclical Services 0.1%
Block Financial LLC
08/15/2030	3.875%	1,768,000	1,893,039
Consumer Products 0.1%
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	2,486,000	2,491,960
Diversified Manufacturing 0.4%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	1,898,000	2,276,360
Vertiv Group Corp.(a)
11/15/2028	4.125%	3,950,000	3,994,578
Wabtec Corp.(d)
09/15/2028	4.950%	3,657,000	4,156,803
Total			10,427,741
Electric 2.2%
AEP Texas, Inc.
07/01/2030	2.100%	2,930,000	2,824,211
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ameren Corp.
03/15/2027	1.950%	1,337,000	1,342,218
01/15/2031	3.500%	3,160,000	3,420,855
Baltimore Gas and Electric Co.
06/15/2031	2.250%	1,723,000	1,729,274
CenterPoint Energy, Inc.
11/01/2028	4.250%	2,838,000	3,168,269
06/01/2031	2.650%	2,043,000	2,067,469
Commonwealth Edison Co.
11/15/2049	3.200%	2,900,000	3,024,939
Dominion Energy, Inc.
08/15/2031	2.250%	1,500,000	1,469,314
08/01/2041	4.900%	2,010,000	2,480,124
Duke Energy Carolinas LLC
04/15/2031	2.550%	1,115,000	1,142,259
Duke Energy Corp.
06/15/2031	2.550%	1,230,000	1,229,286
Duke Energy Florida LLC
06/15/2030	1.750%	1,960,000	1,885,936
11/15/2042	3.850%	360,000	403,359
Duke Energy Progress LLC
12/01/2044	4.150%	3,385,000	3,983,472
Entergy Arkansas LLC
06/15/2051	2.650%	1,500,000	1,403,720
Exelon Corp.
04/15/2046	4.450%	960,000	1,158,546
FEL Energy VI Sarl(a)
12/01/2040	5.750%	4,534,620	4,512,877
Florida Power & Light Co.
02/01/2042	4.125%	1,840,000	2,198,105
12/04/2051	2.875%	1,160,000	1,183,063
Indiana Michigan Power Co.
05/01/2051	3.250%	1,114,000	1,157,355
MidAmerican Energy Co.
10/15/2044	4.400%	2,160,000	2,652,322
Northern States Power Co.
04/01/2052	3.200%	1,790,000	1,920,560
NRG Energy, Inc.(a)
12/02/2025	2.000%	6,200,000	6,242,681
02/15/2032	3.875%	1,667,000	1,639,719
Pacific Gas and Electric Co.
06/01/2041	4.200%	1,160,000	1,178,598
PacifiCorp
03/15/2051	3.300%	2,200,000	2,301,761
06/15/2052	2.900%	1,390,000	1,371,837
WEC Energy Group, Inc.
10/15/2027	1.375%	3,920,000	3,784,356

The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Xcel Energy, Inc.
06/01/2030	3.400%	2,600,000	2,799,268
Total			65,675,753
Environmental 0.1%
Republic Services, Inc.
03/15/2033	2.375%	1,322,000	1,315,260
Waste Connections, Inc.
02/01/2030	2.600%	880,000	896,462
01/15/2052	2.950%	1,624,000	1,597,306
Total			3,809,028
Finance Companies 2.6%
AerCap Ireland Capital DAC/Global Aviation Trust
10/29/2028	3.000%	2,603,000	2,642,031
10/29/2033	3.400%	2,408,000	2,450,729
10/29/2041	3.850%	823,000	854,235
Air Lease Corp.(d)
12/31/2049	4.125%	4,760,000	4,726,445
Aircastle Ltd.(a)
08/11/2025	5.250%	4,301,000	4,728,585
Aircastle Ltd.(a),(d)
12/31/2049	5.250%	6,285,000	6,442,125
Avolon Holdings Funding Ltd.(a)
04/15/2026	4.250%	1,915,000	2,039,721
05/01/2026	4.375%	286,000	305,210
02/21/2028	2.750%	5,680,000	5,601,820
Bain Capital Specialty Finance, Inc.
03/10/2026	2.950%	1,602,000	1,598,323
10/13/2026	2.550%	6,370,000	6,187,948
Castlelake Aviation Finance DAC(a)
04/15/2027	5.000%	3,090,000	3,057,388
Freedom Mortgage Corp.(a)
01/15/2027	6.625%	6,355,000	6,226,235
FS KKR Capital Corp.
10/12/2028	3.125%	4,100,000	4,086,662
Golub Capital BDC, Inc.
08/24/2026	2.500%	1,180,000	1,160,590
Hercules Capital, Inc.
09/16/2026	2.625%	2,158,000	2,140,719
LFS Topco LLC(a)
10/15/2026	5.875%	1,863,000	1,931,911
Main Street Capital Corp.
07/14/2026	3.000%	1,966,000	1,972,115
OWL Rock Core Income Corp.(a)
09/23/2026	3.125%	5,241,000	5,056,659
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prospect Capital Corp.
01/22/2026	3.706%	3,185,000	3,242,706
10/15/2028	3.437%	3,000,000	2,882,353
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2026	2.875%	2,873,000	2,863,524
SLM Corp.
11/02/2026	3.125%	3,779,000	3,758,436
Total			75,956,470
Food and Beverage 1.6%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	4,980,000	6,308,034
Anheuser-Busch InBev Worldwide, Inc.
01/23/2029	4.750%	4,690,000	5,460,794
JDE Peet’s NV(a)
09/24/2031	2.250%	3,395,000	3,278,172
Kraft Heinz Foods Co.
06/04/2042	5.000%	2,654,000	3,303,893
Lamb Weston Holdings, Inc.(a)
01/31/2030	4.125%	3,609,000	3,707,422
MARB BondCo PLC(a)
01/29/2031	3.950%	6,000,000	5,738,643
Sysco Corp.
07/15/2026	3.300%	1,400,000	1,489,016
04/01/2030	5.950%	3,983,000	4,978,547
United Natural Foods, Inc.(a)
10/15/2028	6.750%	3,340,000	3,581,046
US Foods, Inc.(a)
02/15/2029	4.750%	3,725,000	3,788,247
06/01/2030	4.625%	4,382,000	4,435,661
Total			46,069,475
Gaming 0.8%
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	3,421,000	3,440,428
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	2,640,000	2,948,728
International Game Technology PLC(a)
01/15/2029	5.250%	6,545,000	6,943,185
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	2,238,000	2,178,562
Scientific Games International, Inc.(a)
11/15/2029	7.250%	3,281,000	3,681,062
VICI Properties LP/Note Co., Inc.(a)
08/15/2030	4.125%	4,620,000	4,890,906
Total			24,082,871

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 2.0%
Avantor Funding, Inc.(a)
11/01/2029	3.875%	4,470,000	4,515,692
Baxter International, Inc.(a)
02/01/2027	1.915%	3,585,000	3,599,091
02/01/2032	2.539%	5,050,000	5,101,936
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	2,970,000	3,084,211
CVS Health Corp.
08/21/2030	1.750%	2,540,000	2,424,194
03/25/2038	4.780%	2,080,000	2,534,412
Danaher Corp.
12/10/2051	2.800%	2,245,000	2,221,045
HCA, Inc.
07/15/2031	2.375%	3,945,000	3,881,754
07/15/2051	3.500%	2,400,000	2,460,371
Illumina, Inc.
03/23/2031	2.550%	3,197,000	3,201,993
Kaiser Foundation Hospitals
06/01/2051	3.002%	1,675,000	1,726,845
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	2,130,000	2,122,590
Novant Health, Inc.
11/01/2051	3.168%	2,000,000	2,102,609
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	2,926,000	3,087,421
Tenet Healthcare Corp.
06/15/2023	6.750%	3,020,000	3,231,228
Tenet Healthcare Corp.(a)
10/01/2028	6.125%	3,475,000	3,671,728
Universal Health Services, Inc.(a)
09/01/2026	1.650%	4,053,000	3,985,107
10/15/2030	2.650%	4,760,000	4,725,663
Total			57,677,890
Healthcare Insurance 0.3%
Centene Corp.
12/15/2029	4.625%	3,792,000	4,092,316
02/15/2030	3.375%	2,844,000	2,904,872
Humana, Inc.
02/03/2032	2.150%	2,900,000	2,808,990
Total			9,806,178
Healthcare REIT 0.9%
MPT Operating Partnership LP/Finance Corp.
10/15/2027	5.000%	6,385,000	6,685,223
03/15/2031	3.500%	6,765,000	6,849,757
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
National Health Investors, Inc.
02/01/2031	3.000%	5,674,000	5,479,188
Sabra Health Care LP
12/01/2031	3.200%	8,010,000	7,832,605
Total			26,846,773
Home Construction 0.4%
DR Horton, Inc.
10/15/2024	2.500%	3,030,000	3,125,434
KB Home
11/15/2029	4.800%	4,970,000	5,421,283
Meritage Homes Corp.(a)
04/15/2029	3.875%	3,330,000	3,508,913
Total			12,055,630
Independent Energy 1.1%
Aker BP ASA(a)
01/15/2030	3.750%	3,220,000	3,410,343
01/15/2031	4.000%	1,430,000	1,548,841
Antero Resources Corp.(a)
02/01/2029	7.625%	3,082,000	3,432,995
Continental Resources, Inc.(a)
11/15/2026	2.268%	2,170,000	2,154,896
04/01/2032	2.875%	1,526,000	1,493,358
Diamondback Energy, Inc.
12/01/2029	3.500%	2,260,000	2,395,441
Energean Israel Finance Ltd.(a)
03/30/2024	4.500%	3,964,000	3,989,647
Geopark Ltd.(a)
09/21/2024	6.500%	809,000	830,413
01/17/2027	5.500%	2,250,000	2,170,614
MEG Energy Corp.(a)
02/01/2029	5.875%	4,930,000	5,170,739
Southwestern Energy Co.
03/15/2030	5.375%	5,042,000	5,410,202
Total			32,007,489
Integrated Energy 0.3%
BP Capital Markets America, Inc.
06/17/2041	3.060%	1,830,000	1,850,529
Cenovus Energy, Inc.
01/15/2032	2.650%	2,030,000	1,988,113
Lukoil Capital DAC(a)
10/26/2031	3.600%	6,261,000	6,113,358
Total			9,952,000

The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.3%
Carnival Corp.(a)
03/01/2027	5.750%	4,920,000	4,918,748
Viking Ocean Cruises Ship VII Ltd.(a)
02/15/2029	5.625%	2,732,000	2,685,851
Total			7,604,599
Life Insurance 1.1%
Athene Global Funding(a)
08/19/2028	1.985%	5,425,000	5,280,698
06/07/2031	2.673%	903,000	895,229
Brighthouse Financial Global Funding(a)
06/28/2028	2.000%	2,352,000	2,313,715
Equitable Financial Life Global Funding(a)
03/08/2028	1.800%	2,180,000	2,144,178
Global Atlantic Fin Co.(a)
06/15/2031	3.125%	1,762,000	1,745,130
Global Atlantic Fin Co.(a),(d)
Subordinated
10/15/2051	4.700%	4,710,000	4,798,832
Guardian Life Global Funding(a)
09/16/2028	1.625%	3,371,000	3,262,712
Hill City Funding Trust(a)
08/15/2041	4.046%	4,339,000	4,203,063
Sammons Financial Group, Inc.(a)
04/16/2031	3.350%	711,000	721,155
SBL Holdings, Inc.(a)
11/13/2026	5.125%	2,175,000	2,371,226
SBL Holdings, Inc.(a),(d)
12/31/2049	6.500%	3,982,000	3,902,923
Total			31,638,861
Lodging 0.2%
Hilton Domestic Operating Co., Inc.(a)
05/01/2029	3.750%	4,324,000	4,357,341
Marriott International, Inc.
10/15/2032	3.500%	2,622,000	2,747,159
Total			7,104,500
Media and Entertainment 0.9%
AMC Networks, Inc.
02/15/2029	4.250%	5,740,000	5,715,308
Discovery Communications LLC
05/15/2050	4.650%	1,755,000	2,065,140
Gray Escrow II, Inc.(a)
11/15/2031	5.375%	3,870,000	3,979,287
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.(a)
06/15/2025	3.625%	588,000	621,134
Netflix, Inc.
04/15/2028	4.875%	4,113,000	4,699,026
Sinclair Television Group, Inc.(a)
12/01/2030	4.125%	5,755,000	5,441,902
Viacom, Inc.
03/15/2043	4.375%	1,930,000	2,195,154
ViacomCBS, Inc.
06/01/2029	4.200%	1,950,000	2,165,628
Total			26,882,579
Metals and Mining 1.5%
Alcoa Nederland Holding BV(a)
03/31/2029	4.125%	4,720,000	4,885,435
Cleveland-Cliffs, Inc.(a)
03/01/2029	4.625%	6,869,000	7,065,669
Freeport-McMoRan, Inc.
08/01/2030	4.625%	9,626,000	10,322,195
Glencore Funding LLC(a)
09/23/2031	2.625%	3,160,000	3,067,193
Minera Mexico SA de CV(a)
01/26/2050	4.500%	3,200,000	3,503,200
Novelis Corp.(a)
01/30/2030	4.750%	4,435,000	4,673,329
08/15/2031	3.875%	1,628,000	1,620,066
Steel Dynamics, Inc.
04/15/2030	3.450%	1,550,000	1,656,079
01/15/2031	3.250%	3,200,000	3,375,661
Teck Resources Ltd.
07/15/2041	6.250%	2,640,000	3,515,374
Total			43,684,201
Midstream 1.3%
Enbridge, Inc.
08/01/2051	3.400%	2,170,000	2,213,135
Energy Transfer Operating LP
04/15/2029	5.250%	4,370,000	5,020,723
Energy Transfer Partners LP
03/15/2035	4.900%	1,990,000	2,257,114
Enterprise Products Operating LLC
03/15/2044	4.850%	2,970,000	3,575,311
02/15/2053	3.300%	1,568,000	1,563,062
EQM Midstream Partners LP(a)
01/15/2029	4.500%	1,835,000	1,908,748
Flex Intermediate Holdco LLC(a)
06/30/2031	3.363%	1,330,000	1,338,274

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2040	2.940%	6,000,000	5,975,504
Kinder Morgan Energy Partners LP
09/01/2039	6.500%	1,846,000	2,463,216
Sabine Pass Liquefaction LLC
03/01/2025	5.625%	4,590,000	5,097,798
TransCanada PipeLines Ltd.
10/12/2031	2.500%	2,165,000	2,153,100
Transcontinental Gas Pipe Line Co. LLC
05/15/2030	3.250%	2,140,000	2,256,547
Venture Global Calcasieu Pass LLC(a)
11/01/2033	3.875%	2,069,000	2,173,611
Total			37,996,143
Natural Gas 0.4%
Infraestructura Energetica Nova SAB de CV(a)
01/15/2051	4.750%	3,400,000	3,412,185
NiSource Finance Corp.
02/01/2045	5.650%	2,110,000	2,861,624
Sempra Energy
06/15/2027	3.250%	3,400,000	3,593,624
Southern Co. Gas Capital Corp.
01/15/2031	1.750%	3,010,000	2,828,642
Total			12,696,075
Office REIT 0.3%
Corporate Office Properties LP
01/15/2029	2.000%	3,460,000	3,331,247
Office Properties Income Trust
02/01/2027	2.400%	2,550,000	2,474,532
Piedmont Operating Partnership LP
04/01/2032	2.750%	2,682,000	2,631,479
Total			8,437,258
Oil Field Services 0.2%
Halliburton Co.
03/01/2030	2.920%	2,320,000	2,396,054
Helmerich & Payne, Inc.(a)
09/29/2031	2.900%	3,437,000	3,392,496
Total			5,788,550
Other Financial Institutions 0.1%
Blackstone Secured Lending Fund(a)
09/30/2028	2.850%	1,950,000	1,902,199
Other Industry 0.1%
Quanta Services, Inc.
01/15/2032	2.350%	3,315,000	3,224,990
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 2.1%
American Finance Trust, Inc./Operating Partner LP(a)
09/30/2028	4.500%	9,582,000	9,642,783
Broadstone Net Lease LLC
09/15/2031	2.600%	1,672,000	1,630,244
CubeSmart LP
12/15/2028	2.250%	1,917,000	1,923,210
EPR Properties
12/15/2026	4.750%	2,178,000	2,329,238
04/15/2028	4.950%	9,170,000	9,893,121
11/15/2031	3.600%	1,111,000	1,105,096
Ladder Capital Finance Holdings LLLP/Corp.(a)
06/15/2029	4.750%	6,365,000	6,525,824
Lexington Realty Trust
10/01/2031	2.375%	3,990,000	3,825,566
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	3,700,000	3,790,130
Rexford Industrial Realty LP
09/01/2031	2.150%	3,177,000	3,023,655
RHP Hotel Properties LP/Finance Corp.
10/15/2027	4.750%	4,780,000	4,893,528
RHP Hotel Properties LP/Finance Corp.(a)
02/15/2029	4.500%	2,743,000	2,763,899
Safehold Operating Partnership LP
01/15/2032	2.850%	4,685,000	4,585,602
XHR LP(a)
08/15/2025	6.375%	4,185,000	4,443,297
06/01/2029	4.875%	2,278,000	2,321,119
Total			62,696,312
Other Utility 0.1%
Essential Utilities, Inc.
04/15/2030	2.704%	2,730,000	2,769,712
Packaging 0.3%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	3,373,000	3,344,986
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2027	5.250%	4,613,000	4,648,514
Berry Global, Inc.
01/15/2026	1.570%	1,500,000	1,468,127
Total			9,461,627
Paper 0.1%
Georgia-Pacific LLC(a)
04/30/2027	2.100%	3,300,000	3,343,976

The accompanying Notes to Financial Statements are an integral part of this statement.
18	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.9%
AbbVie, Inc.
11/21/2029	3.200%	3,065,000	3,281,216
11/06/2042	4.400%	2,870,000	3,443,186
Bristol Myers Squibb Co.
11/13/2050	2.550%	2,093,000	1,984,910
Horizon Pharma USA, Inc.(a)
08/01/2027	5.500%	3,900,000	4,097,184
Merck & Co., Inc.
06/10/2027	1.700%	2,310,000	2,325,393
12/10/2031	2.150%	2,407,000	2,414,233
Roche Holdings, Inc.(a)
12/13/2051	2.607%	4,590,000	4,503,401
Royalty Pharma PLC
09/02/2030	2.200%	3,770,000	3,651,023
Viatris, Inc.
06/22/2050	4.000%	1,441,000	1,540,574
Total			27,241,120
Property & Casualty 0.2%
Assured Guaranty US Holdings, Inc.
09/15/2051	3.600%	1,923,000	2,002,986
Stewart Information Services Corp.
11/15/2031	3.600%	3,294,000	3,337,363
Total			5,340,349
Railroads 0.3%
Burlington Northern Santa Fe LLC
04/01/2045	4.150%	2,165,000	2,596,103
09/15/2051	3.300%	1,410,000	1,535,203
Union Pacific Corp.
08/15/2039	3.550%	3,430,000	3,796,537
Total			7,927,843
Retail REIT 0.6%
Essential Properties LP
07/15/2031	2.950%	3,380,000	3,334,845
Phillips Edison Grocery Center Operating Partnership I LP
11/15/2031	2.625%	1,540,000	1,506,653
Retail Properties of America, Inc.
03/15/2025	4.000%	3,362,000	3,523,730
STORE Capital Corp.
03/15/2029	4.625%	1,119,000	1,254,585
12/01/2031	2.700%	1,894,000	1,854,309
Tanger Properties LP
09/01/2031	2.750%	6,229,000	6,021,473
Total			17,495,595
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.9%
Amazon.com, Inc.
05/12/2041	2.875%	5,850,000	6,042,084
AutoNation, Inc.
08/01/2028	1.950%	2,207,000	2,156,655
Dollar Tree, Inc.
12/01/2031	2.650%	3,340,000	3,346,834
Home Depot, Inc. (The)
06/15/2047	3.900%	240,000	281,876
03/15/2051	2.375%	4,950,000	4,561,411
Lowe’s Companies, Inc.
04/01/2031	2.625%	5,160,000	5,280,338
Magic MergeCo, Inc.(a)
05/01/2028	5.250%	2,550,000	2,546,762
Victoria’s Secret & Co.(a)
07/15/2029	4.625%	2,040,000	2,081,681
Total			26,297,641
Supermarkets 0.2%
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2030	4.875%	4,496,000	4,859,698
Technology 2.4%
Apple, Inc.
02/08/2051	2.650%	5,150,000	5,059,505
Autodesk, Inc.
12/15/2031	2.400%	4,076,000	4,070,010
Broadcom, Inc.
04/15/2029	4.750%	2,053,000	2,338,668
CommScope Technologies LLC(a)
03/15/2027	5.000%	4,944,000	4,658,305
Dell International LLC/EMC Corp.
10/01/2026	4.900%	4,310,000	4,858,610
07/15/2036	8.100%	1,076,000	1,642,330
07/15/2046	8.350%	465,000	778,757
Dell International LLC/EMC Corp.(a)
12/15/2041	3.375%	3,285,000	3,252,507
Fiserv, Inc.
06/01/2030	2.650%	2,660,000	2,700,524
HP, Inc.(a)
06/17/2031	2.650%	3,940,000	3,889,970
Intel Corp.
08/12/2041	2.800%	4,145,000	4,132,996
Iron Mountain, Inc.(a)
09/15/2029	4.875%	5,335,000	5,525,941
Microchip Technology, Inc.
09/01/2025	4.250%	7,215,000	7,494,332

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Moody’s Corp.
11/29/2061	3.100%	1,880,000	1,868,701
NCR Corp.(a)
04/15/2029	5.125%	3,190,000	3,298,546
NXP BV/Funding LLC/USA, Inc.(a)
06/18/2029	4.300%	1,315,000	1,474,410
Oracle Corp.
04/01/2040	3.600%	4,705,000	4,729,647
Qorvo, Inc.
10/15/2029	4.375%	3,025,000	3,230,754
Qorvo, Inc.(a)
04/01/2031	3.375%	2,128,000	2,165,091
Seagate HDD Cayman
03/01/2024	4.875%	1,125,000	1,192,837
07/15/2029	3.125%	1,557,000	1,522,209
Total			69,884,650
Transportation Services 0.2%
GXO Logistics, Inc.(a)
07/15/2031	2.650%	2,463,000	2,429,235
XPO Logistics, Inc.(a)
05/01/2025	6.250%	2,998,000	3,141,535
Total			5,570,770
Treasury 0.1%
Jordan Government International Bond(a)
10/10/2047	7.375%	3,000,000	3,035,158
Wireless 0.8%
Crown Castle International Corp.
07/01/2030	3.300%	2,350,000	2,483,257
Sprint Corp.
02/15/2025	7.625%	5,670,000	6,531,730
T-Mobile USA, Inc.
02/01/2028	4.750%	5,593,000	5,887,934
04/15/2031	3.500%	2,680,000	2,789,892
T-Mobile USA, Inc.(a)
04/15/2031	3.500%	1,665,000	1,725,768
10/15/2052	3.400%	2,105,000	2,098,958
Vodafone Group PLC(d)
06/04/2081	4.125%	3,220,000	3,189,854
Total			24,707,393
Wirelines 1.1%
AT&T, Inc.
12/01/2033	2.550%	4,642,000	4,545,984
09/15/2055	3.550%	4,557,000	4,565,415
British Telecommunications PLC(a)
11/08/2029	3.250%	1,825,000	1,866,639
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.(a)
09/15/2027	4.625%	3,301,000	3,372,162
Telecom Italia Capital SA
11/15/2033	6.375%	3,825,000	4,120,552
Telefonica Emisiones SAU
03/06/2048	4.895%	4,950,000	5,948,604
Verizon Communications, Inc.
09/21/2028	4.329%	2,446,000	2,781,887
01/20/2031	1.750%	2,210,000	2,091,722
11/20/2040	2.650%	2,346,000	2,226,697
10/30/2056	2.987%	1,460,000	1,384,644
Total			32,904,306
Total Corporate Bonds & Notes (Cost $1,219,956,370)			1,229,572,199

Exchange-Traded Fixed Income Funds 0.5%
	Shares	Value ($)
Convertible 0.5%
SPDR Bloomberg Barclays Convertible Securities ETF	184,400	15,297,824
Total Exchange-Traded Fixed Income Funds (Cost $15,159,090)		15,297,824

Foreign Government Obligations(e) 4.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazil 0.2%
Brazilian Government International Bond
04/07/2026	6.000%	5,600,000	6,275,706
Canada 0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust(a)
10/15/2031	2.500%	1,343,000	1,344,771
Colombia 0.2%
Colombia Government International Bond
09/18/2037	7.375%	3,000,000	3,488,247
Ecopetrol SA
11/02/2031	4.625%	2,400,000	2,331,323
Total			5,819,570
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/25/2027	5.950%	2,400,000	2,676,957

The accompanying Notes to Financial Statements are an integral part of this statement.
20	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Foreign Government Obligations(e) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Egypt 0.2%
Egypt Government International Bond(a)
01/31/2027	7.500%		1,000,000	1,041,383
01/31/2047	8.500%		6,000,000	5,320,601
Total				6,361,984
Ghana 0.1%
Ghana Government International Bond(a)
02/11/2035	7.875%		2,000,000	1,565,758
Greece 1.7%
Hellenic Republic Government Bond(a)
06/18/2031	0.750%	EUR	46,250,000	50,133,447
Jordan 0.1%
Jordan Government International Bond(a)
10/10/2047	7.375%		2,500,000	2,529,298
Mexico 0.6%
Petroleos Mexicanos
01/30/2023	3.500%		9,259,000	9,345,135
03/13/2027	6.500%		7,050,000	7,520,248
Petroleos Mexicanos(a)
02/16/2032	6.700%		1,284,000	1,293,023
Total				18,158,406
Namibia 0.1%
Namibia International Bonds(a)
10/29/2025	5.250%		2,200,000	2,313,121
Norway 0.1%
Equinor ASA
11/18/2049	3.250%		1,590,000	1,690,226
Qatar 0.1%
Ooredoo International Finance Ltd.(a)
04/08/2031	2.625%		1,900,000	1,908,670
Russian Federation 0.1%
Russian Foreign Bond - Eurobond(a)
06/23/2047	5.250%		3,200,000	4,055,060
Saudi Arabia 0.2%
SA Global Sukuk Ltd.(a)
06/17/2031	2.694%		7,000,000	7,040,355
Singapore 0.1%
BOC Aviation Ltd.(a)
01/21/2026	1.750%		2,400,000	2,354,174
Foreign Government Obligations(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Africa 0.1%
Republic of South Africa Government International Bond
06/22/2030	5.875%	1,600,000	1,781,373
Sri Lanka 0.0%
Sri Lanka Government International Bond(a)
03/28/2030	7.550%	3,000,000	1,517,829
Tunisia 0.1%
Banque Centrale de Tunisie International Bond(a)
01/30/2025	5.750%	3,600,000	2,743,154
Turkey 0.1%
Turkey Government International Bond
03/17/2036	6.875%	3,000,000	2,816,490
United Arab Emirates 0.1%
Abu Dhabi National Energy Co. PJSC(a)
04/29/2028	2.000%	2,240,000	2,215,268
United States 0.3%
Antares Holdings LP(a)
01/15/2027	2.750%	1,876,000	1,838,277
DAE Funding LLC(a)
08/01/2024	1.550%	2,075,000	2,041,561
03/20/2028	3.375%	4,569,000	4,623,050
Total			8,502,888
Total Foreign Government Obligations (Cost $135,747,433)			133,804,505

Inflation-Indexed Bonds 3.0%

United States 3.0%
U.S. Treasury Inflation-Indexed Bond
10/15/2025	0.125%	9,593,820	10,350,649
01/15/2028	0.500%	29,154,060	32,633,888
07/15/2029	0.250%	6,487,800	7,268,803
01/15/2030	0.125%	537,520	596,660
07/15/2030	0.125%	10,787,800	12,061,050
01/15/2031	0.125%	4,781,295	5,348,791
07/15/2031	0.125%	17,543,490	19,702,519
Total			87,962,360
Total Inflation-Indexed Bonds (Cost $87,353,845)			87,962,360

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
December 31, 2021
Municipal Bonds 1.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
California State University
Taxable Refunding Revenue Bonds
Series 2020B
11/01/2051	2.975%	2,250,000	2,294,910
Los Angeles Community College District
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2049	6.750%	800,000	1,375,069
Rutgers, The State University of New Jersey
Revenue Bonds
Build America Bonds
Series 2010
05/01/2040	5.665%	525,000	708,448
Total			4,378,427
Hospital 0.1%
Escambia County Health Facilities Authority
Taxable Refunding Revenue Bonds
Health Care Facilities
Series 2020 (AGM)
08/15/2040	3.607%	2,170,000	2,304,444
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	1,595,000	1,716,270
Total			4,020,714
Local General Obligation 0.1%
City of Chicago
Unlimited General Obligation Bonds
Taxable
Series 2017B
01/01/2029	7.045%	860,000	987,393
City of Houston
Limited General Obligation Bonds
Taxable
Series 2017
03/01/2047	3.961%	800,000	965,448
Total			1,952,841
Municipal Power 0.0%
Sacramento Municipal Utility District
Revenue Bonds
Build America Bonds
Series 2010
05/15/2036	6.156%	900,000	1,250,125
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Bond Issue 0.1%
City of San Francisco Public Utilities Commission Water
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.000%	1,050,000	1,415,567
San Diego County Regional Airport Authority
Revenue Bonds
Taxable Senior Consolidated Rental Car Facility
Series 2014
07/01/2043	5.594%	935,000	1,029,966
Total			2,445,533
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 168th
Series 2011
10/01/2051	4.926%	2,000,000	2,772,093
Sales Tax 0.1%
Santa Clara Valley Transportation Authority
Revenue Bonds
Series 2010 (BAM)
04/01/2032	5.876%	2,220,000	2,659,886
Special Non Property Tax 0.1%
Missouri Highway & Transportation Commission
Revenue Bonds
Build America Bonds
Series 2009
05/01/2033	5.445%	1,700,000	2,137,002
New York State Dormitory Authority
Unrefunded Revenue Bonds
Taxable
Series 2019F
02/15/2043	3.190%	1,265,000	1,334,443
Total			3,471,445
State Appropriated 0.2%
Kentucky Turnpike Authority
Revenue Bonds
Build America Bonds
Series 2010B
07/01/2030	5.722%	2,050,000	2,483,132
Michigan Strategic Fund
Taxable Revenue Bonds
Flint Water Advocacy Fund
Series 2021
09/01/2047	3.225%	4,050,000	4,077,102
Total			6,560,234

The accompanying Notes to Financial Statements are an integral part of this statement.
22	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 0.3%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	3,445,000	5,404,568
Unlimited General Obligation Refunding Bonds
Taxable
Series 2018
04/01/2038	4.600%	2,335,000	2,687,940
Total			8,092,508
Tobacco 0.2%
Golden State Tobacco Securitization Corp.
Revenue Bonds
Taxable
Series 2021
06/01/2034	2.746%	4,635,000	4,662,598
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Build America Bonds
Series 2010
11/15/2040	6.687%	1,650,000	2,305,637
Turnpike / Bridge / Toll Road 0.4%
Bay Area Toll Authority
Revenue Bonds
Build America Bonds
Subordinated Series 2010S-1
04/01/2040	6.918%	1,265,000	1,890,675
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Taxable Toll Road
Series 2019A
01/15/2049	4.094%	2,285,000	2,456,064
Grand Parkway Transportation Corp.
Taxable Refunding Revenue Bonds
Subordinate Tier Toll
Series 2020
10/01/2052	3.236%	1,715,000	1,735,216
New Jersey Turnpike Authority
Revenue Bonds
Taxable Build America Bonds
Series 2009
01/01/2040	7.414%	1,275,000	2,052,403
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio Turnpike & Infrastructure Commission
Taxable Refunding Revenue Bonds
Junior Lien - Infrastructure Projects
Series 2020
02/15/2048	3.216%	2,640,000	2,690,545
Total			10,824,903
Water & Sewer 0.0%
Ohio Water Development Authority Water Pollution Control
Revenue Bonds
Taxable Loan Fund-Water Quality
Series 2010B-2
12/01/2034	4.879%	1,160,000	1,368,653
Total Municipal Bonds (Cost $50,183,586)			56,765,597

Residential Mortgage-Backed Securities - Agency 12.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.866% Cap 10.006% 07/01/2036	2.142%	826,485	867,192
1-year CMT + 2.135% Cap 10.643% 10/01/2036	2.198%	574,055	612,830
1-year CMT + 2.255% Cap 10.170% 04/01/2037	2.349%	761,431	807,943
12-month USD LIBOR + 1.859% Cap 9.427% 07/01/2041	2.120%	421,815	442,994
12-month USD LIBOR + 1.650% Cap 7.033% 12/01/2042	1.992%	480,647	502,294
Federal Home Loan Mortgage Corp.
02/01/2038	6.000%	340,526	394,816
06/01/2051- 07/01/2051	3.000%	18,576,736	19,259,658
09/01/2051- 12/01/2051	2.500%	55,952,004	57,196,966
09/01/2051	3.500%	5,144,035	5,419,032
12/01/2051	2.000%	14,602,622	14,578,399
Federal Home Loan Mortgage Corp. REMICS(f)
CMO Series 5146 Class DI
07/25/2039	5.500%	4,308,617	791,802

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
12/01/2033- 09/01/2037	6.000%	723,000	828,633
03/01/2034- 09/01/2051	3.500%	37,100,970	39,665,500
04/01/2039- 11/01/2040	4.500%	5,867,223	6,492,585
05/01/2039	6.500%	225,543	268,543
08/01/2041- 11/01/2059	4.000%	10,224,073	11,182,819
05/01/2050	3.000%	6,079,023	6,364,841
11/01/2051- 01/01/2052	2.500%	33,879,650	34,639,053
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.121% 06/01/2035	1.733%	354,489	368,015
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.185% 06/01/2035	1.735%	972,905	1,010,033
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.258% 06/01/2035	1.754%	381,596	396,192
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.224% 06/01/2035	1.767%	512,507	532,141
1-year CMT + 2.156% Floor 2.156%, Cap 9.611% 03/01/2038	2.218%	882,078	939,527
12-month USD LIBOR + 1.610% Floor 1.610%, Cap 8.187% 03/01/2047	3.187%	1,318,631	1,364,147
12-month USD LIBOR + 1.610% Floor 1.610%, Cap 8.111% 04/01/2047	3.111%	1,321,499	1,367,718
CMO Series 2005-106 Class UF
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 11/25/2035	0.402%	490,757	492,365
Freddie Mac REMICS(f)
CMO Series 205123 Class HI
01/25/2042	5.000%	7,455,698	1,150,952
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2015-HQ2 Class M3
1-month USD LIBOR + 3.250% 05/25/2025	3.352%	688,640	695,779
Government National Mortgage Association
02/15/2040- 06/15/2041	4.500%	8,611,757	9,803,052
03/15/2040	5.000%	567,731	656,009
07/15/2040- 11/20/2040	4.000%	1,272,502	1,381,417
04/20/2042- 06/20/2051	3.500%	13,199,085	13,997,842
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/20/2051- 11/20/2051	3.000%	39,030,111	40,502,989
09/20/2051	2.500%	10,161,403	10,429,999
Government National Mortgage Association TBA(g)
01/20/2052	2.500%	30,900,000	31,661,637
01/20/2052	3.000%	7,100,000	7,348,777
Uniform Mortgage-Backed Security TBA(g)
01/13/2052	2.500%	27,925,000	28,504,226
Total Residential Mortgage-Backed Securities - Agency (Cost $351,480,091)			352,918,717

Residential Mortgage-Backed Securities - Non-Agency 9.1%

Angel Oak Mortgage Trust(a),(c)
CMO Series 2019-5 Class M1
10/25/2049	3.304%	5,000,000	4,999,919
CMO Series 2021-5 Class M1
07/25/2066	2.387%	6,150,000	6,120,564
Arroyo Mortgage Trust(a),(c)
CMO Series 2019-2 Class M1
04/25/2049	4.760%	7,000,000	7,230,930
Arroyo Mortgage Trust(a)
CMO Series 2020-1 Class M1
03/25/2055	4.277%	2,850,000	2,914,238
Bear Stearns Adjustable Rate Mortgage Trust(b)
CMO Series 2006-1 Class A1
1-year CMT + 2.250% Floor 2.250%, Cap 9.895% 02/25/2036	2.460%	819,108	832,346
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	3.452%	7,728,847	7,747,577
CMO Series 2018-1A Class M2
1-month USD LIBOR + 2.900% 04/25/2028	2.992%	9,990,000	10,030,413
CMO Series 2019-2A Class M1C
1-month USD LIBOR + 2.000% Floor 2.000% 04/25/2029	2.102%	1,446,000	1,446,002
CMO Series 2019-3A Class M1C
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.052%	1,590,000	1,590,000
CMO Series 2021-3A Class M1B
30-day Average SOFR + 1.400% Floor 1.400% 09/25/2031	1.450%	9,575,000	9,520,688

The accompanying Notes to Financial Statements are an integral part of this statement.
24	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-3A Class M1C
30-day Average SOFR + 1.550% Floor 1.550% 09/25/2031	1.600%	7,225,000	7,166,829
Citigroup Mortgage Loan Trust(a),(c)
Subordinated CMO Series 2015-PS1 Class B3
09/25/2042	5.250%	5,748,060	5,969,855
COLT Mortgage Loan Trust(a),(c)
Subordinated CMO Series 2021-1HX1 Class B1
10/25/2066	3.110%	4,000,000	3,977,633
Credit Suisse First Boston Mortgage-Backed Trust(c)
CMO Series 2004-AR6 Class 2A1
10/25/2034	2.602%	63,127	63,239
Credit Suisse Mortgage Capital Certificates(a),(c)
Subordinated CMO Series 2020-SPT1 Class B2
04/25/2065	3.388%	8,000,000	7,994,165
Credit Suisse Mortgage Capital Trust(a),(c)
Subordinated CMO Series 2019-AFC1 Class B1
07/25/2049	4.065%	5,775,000	5,781,680
Credit Suisse Mortgage Trust(a),(c),(h),(i)
CMO Series 2021-NQM8 Class B1
10/25/2066	4.211%	5,975,000	5,975,000
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2021-NQM8 Class M1
10/25/2066	3.256%	2,200,000	2,199,780
Subordinated CMO Series 2019-NQM1 Class B1
10/25/2059	3.890%	6,224,000	6,363,446
CSMC Trust(a),(c)
CMO Series 2021-NQM6 Class M1
07/25/2066	2.581%	6,250,000	6,213,261
Deephaven Residential Mortgage Trust(a),(c)
Subordinated CMO Series 2020-1 Class B1
01/25/2060	3.664%	5,675,000	5,664,240
Eagle Re Ltd.(a),(b)
CMO Series 2018-1 Class B1
1-month USD LIBOR + 4.000% Floor 4.000% 11/25/2028	4.092%	3,000,000	3,045,601
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% Floor 3.000% 11/25/2028	3.102%	8,130,000	8,170,303
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 04/25/2034	2.099%	6,275,000	6,286,136
Ellington Financial Mortgage Trust(a),(c)
Subordinated CMO Series 2020-1 Class B1
05/25/2065	5.265%	4,962,000	5,081,608
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 2014-C02 Class 2M2
1-month USD LIBOR + 2.600% Floor 2.600% 05/25/2024	2.702%	1,481,800	1,503,115
CMO Series 2014-C04 Class 1M2
1-month USD LIBOR + 4.900% 11/25/2024	5.002%	1,426,949	1,485,774
CMO Series 2015-C02 Class 1M2
1-month USD LIBOR + 4.000% 05/25/2025	4.102%	917,057	933,181
CMO Series 2015-C04 Class 1M2
1-month USD LIBOR + 5.700% 04/25/2028	5.802%	4,901,624	5,163,080
CMO Series 2015-C04 Class 2M2
1-month USD LIBOR + 5.550% 04/25/2028	5.652%	4,171,632	4,345,805
CMO Series 2016-C01 Class 1M2
1-month USD LIBOR + 6.750% 08/25/2028	6.852%	2,580,854	2,707,968
Fannie Mae Connecticut Avenue Securities(a),(b)
CMO Series 2015-C01 Class 1M2
1-month USD LIBOR + 4.300% 02/25/2025	4.402%	330,937	336,847
Federal Home Loan Mortgage Corp. STACR REMIC Trust(a),(b)
CMO Series 2020-HQA4 Class M2
1-month USD LIBOR + 3.150% 09/25/2050	3.252%	951,717	955,123
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN3 Class M3
1-month USD LIBOR + 4.000% 08/25/2024	4.102%	1,782,548	1,814,968
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-HQA2 Class M2
1-month USD LIBOR + 3.100% 03/25/2050	3.202%	2,569,536	2,599,616
CMO Series 2020-HQA3 Class M2
1-month USD LIBOR + 3.600% 07/25/2050	3.702%	1,226,370	1,233,267
Freddie Mac STACR Trust(a),(b)
CMO Series 2019-DNA2 Class B1
1-month USD LIBOR + 4.350% 03/25/2049	4.452%	2,300,000	2,369,114
Subordinated CMO Series 2019-DNA3 Class B1
1-month USD LIBOR + 3.250% 07/25/2049	3.352%	6,000,000	6,071,479
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-DNA3 Class M2
1-month USD LIBOR + 3.000% 06/25/2050	3.102%	698,903	699,883

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% 10/25/2028	3.102%	7,150,000	7,190,749
JPMorgan Mortgage Trust(c)
CMO Series 2005-S2 Class 3A1
02/25/2032	7.166%	198,642	200,124
CMO Series 2006-A4 Class 3A1
06/25/2036	2.971%	1,031,667	838,248
JPMorgan Mortgage Trust
CMO Series 2006-S1 Class 1A2
04/25/2036	6.500%	2,197,824	2,281,618
JPMorgan Mortgage Trust(a),(c)
Subordinated CMO Series 2019-LTV3 Class B4
03/25/2050	4.544%	6,599,091	6,611,299
JPMorgan Wealth Management(a),(b)
CMO Series 2021-CL1 Class M4
30-day Average SOFR + 2.750% 03/25/2051	2.767%	1,210,118	1,210,117
MASTR Adjustable Rate Mortgages Trust(c)
CMO Series 2004-13 Class 3A7
11/21/2034	2.732%	439,012	443,935
Merrill Lynch Mortgage Investors Trust(c)
CMO Series 2005-A2 Class A2
02/25/2035	2.834%	824,910	825,327
New Residential Mortgage Loan Trust(a),(c)
Subordinated CMO Series 2020-NQM2 Class M1
05/24/2060	3.892%	1,760,000	1,779,448
Oaktown Re IV Ltd.(a),(b)
CMO Series 2020-1A Class M2
1-month USD LIBOR + 7.000% Floor 7.000% 07/25/2030	7.102%	2,995,173	3,026,382
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M1B
1-month USD LIBOR + 3.600% Floor 3.600% 10/25/2030	3.702%	4,021,624	4,054,381
Oaktown Re VII Ltd.(a),(b)
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 04/25/2034	2.950%	7,500,000	7,432,760
PRKCM Trust(a),(c)
CMO Series 2021-AFC1 Class M1
08/25/2056	3.114%	6,966,000	6,956,527
Radnor Re Ltd.(a),(b)
CMO Series 2018-1 Class B1
1-month USD LIBOR + 3.800% 03/25/2028	3.902%	3,000,000	3,000,006
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 2.700% 03/25/2028	2.802%	7,500,000	7,500,005
CMO Series 2020-2 Class M1C
1-month USD LIBOR + 4.600% Floor 4.600% 10/25/2030	4.746%	659,583	659,584
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	1.898%	4,300,000	4,311,666
Subordinated CMO Series 2021-2 Class M1B
30-day Average SOFR + 3.700% Floor 3.700% 11/25/2031	3.748%	3,088,000	3,122,868
Residential Mortgage Loan Trust(a),(c)
Subordinated CMO Series 2019-3 Class B1
09/25/2059	3.810%	4,750,000	4,807,706
Seasoned Credit Risk Transfer Trust(a)
CMO Series 2021-1 Class M
09/25/2060	4.250%	3,467,000	3,516,557
STACR Trust(a),(b)
CMO Series 2018-HRP1 Class M2
1-month USD LIBOR + 1.650% 04/25/2043	1.752%	1,837,731	1,838,283
Starwood Mortgage Residential Trust(a)
CMO Series 2020-2 Class B2E
04/25/2060	3.000%	5,000,000	4,992,414
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2020-3 Class B1
04/25/2065	4.750%	4,000,000	4,052,076
Structured Adjustable Rate Mortgage Loan Trust(c)
CMO Series 2004-8 Class 2A1
07/25/2034	2.362%	789,367	809,492
Verus Securitization Trust(a),(c)
Subordinated CMO Series 2019-3 Class B1
07/25/2059	4.043%	9,400,000	9,465,188
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	5,211,000	5,222,932
Subordinated CMO Series 2020-4 Class B1
05/25/2065	5.046%	5,000,000	5,129,169
Vista Point Securitization Trust(a),(c)
Subordinated CMO Series 2020-2 Class B1
04/25/2065	4.900%	2,000,000	2,039,912
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2003-S11 Class 3A5
11/25/2033	5.950%	105,391	108,226

The accompanying Notes to Financial Statements are an integral part of this statement.
26	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Mortgage-Backed Securities Trust
CMO Series 2006-7 Class 3A1
06/25/2036	6.000%	398,267	388,117
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $268,379,474)			268,419,789

U.S. Treasury Obligations 9.8%

U.S. Treasury
12/15/2024	1.000%	30,000,000	30,032,812
11/30/2026	1.250%	5,000,000	4,999,609
02/15/2039	3.500%	7,350,000	9,215,063
05/15/2040	1.125%	3,000,000	2,628,750
08/15/2040	1.125%	11,000,000	9,599,219
11/15/2040	1.375%	7,700,000	7,011,813
02/15/2041	1.875%	26,000,000	25,719,687
05/15/2041	2.250%	9,500,000	9,972,031
11/15/2041	3.125%	6,400,000	7,692,000
05/15/2042	3.000%	15,000,000	17,770,312
02/15/2044	3.625%	900,000	1,171,688
11/15/2044	3.000%	15,000,000	17,903,906
08/15/2049	2.250%	12,900,000	13,821,141
11/15/2049	2.375%	14,000,000	15,395,625
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2051	1.875%	17,500,000	17,335,938
05/15/2051	2.375%	12,200,000	13,490,531
08/15/2051	2.000%	57,000,000	58,193,437
11/15/2051	1.875%	1,000,000	993,750
U.S. Treasury(j)
11/15/2048	3.375%	18,250,000	23,896,094
Total U.S. Treasury Obligations (Cost $277,896,635)			286,843,406

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(k),(l)	48,610,443	48,600,720
Total Money Market Funds (Cost $48,600,720)		48,600,720
Total Investments in Securities (Cost: $2,956,404,449)		2,978,412,152
Other Assets & Liabilities, Net		(43,314,744)
Net Assets		2,935,097,408

At December 31, 2021, securities and/or cash totaling $2,991,307 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
44,261,382 EUR	50,004,978 USD	JPMorgan	03/16/2022	—	(459,990)
929,891,390 MXN	43,659,333 USD	JPMorgan	03/16/2022	—	(1,192,040)
42,817,071 USD	906,313,226 MXN	JPMorgan	03/16/2022	897,057	—
Total				897,057	(1,652,030)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	109	03/2022	USD	17,487,688	97,239	—
U.S. Treasury 2-Year Note	976	03/2022	USD	212,935,751	54,514	—
U.S. Treasury 5-Year Note	280	03/2022	USD	33,873,438	—	(7,310)
U.S. Ultra Treasury Bond	122	03/2022	USD	24,049,250	293,509	—
Total					445,262	(7,310)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury Ultra 10-Year Note	(878)	03/2022	USD	(128,572,125)	—	(237,978)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $1,355,755,737, which represents 46.19% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(g)	Represents a security purchased on a when-issued basis.
(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $5,975,000, which represents 0.20% of total net assets.
(i)	Valuation based on significant unobservable inputs.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	64,595,133	1,796,893,777	(1,812,888,190)	—	48,600,720	(9,254)	66,790	48,610,443
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
EUR	Euro
MXN	Mexican Peso
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
28	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	384,667,568	—	384,667,568
Commercial Mortgage-Backed Securities - Non-Agency	—	111,736,352	—	111,736,352
Convertible Bonds	—	1,823,115	—	1,823,115
Corporate Bonds & Notes	—	1,229,572,199	—	1,229,572,199
Exchange-Traded Fixed Income Funds	15,297,824	—	—	15,297,824
Foreign Government Obligations	—	133,804,505	—	133,804,505
Inflation-Indexed Bonds	—	87,962,360	—	87,962,360
Municipal Bonds	—	56,765,597	—	56,765,597
Residential Mortgage-Backed Securities - Agency	—	352,918,717	—	352,918,717
Residential Mortgage-Backed Securities - Non-Agency	—	262,444,789	5,975,000	268,419,789
U.S. Treasury Obligations	286,843,406	—	—	286,843,406
Money Market Funds	48,600,720	—	—	48,600,720
Total Investments in Securities	350,741,950	2,621,695,202	5,975,000	2,978,412,152
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	897,057	—	897,057
Futures Contracts	445,262	—	—	445,262
Liability
Forward Foreign Currency Exchange Contracts	—	(1,652,030)	—	(1,652,030)
Futures Contracts	(245,288)	—	—	(245,288)
Total	350,941,924	2,620,940,229	5,975,000	2,977,857,153
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	29

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,907,803,729)	$2,929,811,432
Affiliated issuers (cost $48,600,720)	48,600,720
Cash	23,600
Foreign currency (cost $3)	3
Unrealized appreciation on forward foreign currency exchange contracts	897,057
Receivable for:
Investments sold	9,581,624
Capital shares sold	2,499
Dividends	4,613
Interest	17,761,391
Foreign tax reclaims	58,169
Variation margin for futures contracts	281,098
Prepaid expenses	26,489
Total assets	3,007,048,695
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,652,030
Payable for:
Investments purchased	577,694
Investments purchased on a delayed delivery basis	67,632,565
Capital shares purchased	1,520,917
Variation margin for futures contracts	240,529
Management services fees	38,562
Distribution and/or service fees	138
Service fees	1,025
Compensation of board members	226,370
Compensation of chief compliance officer	565
Other expenses	60,892
Total liabilities	71,951,287
Net assets applicable to outstanding capital stock	$2,935,097,408
Represented by
Paid in capital	2,783,198,195
Total distributable earnings (loss)	151,899,213
Total - representing net assets applicable to outstanding capital stock	$2,935,097,408
Class 1
Net assets	$2,915,003,723
Shares outstanding	258,872,779
Net asset value per share	$11.26
Class 2
Net assets	$20,093,685
Shares outstanding	1,792,649
Net asset value per share	$11.21
The accompanying Notes to Financial Statements are an integral part of this statement.
30	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$121,351
Dividends — affiliated issuers	66,790
Interest	88,639,165
Foreign taxes withheld	(4,849)
Total income	88,822,457
Expenses:
Management services fees	14,539,775
Distribution and/or service fees
Class 2	51,261
Service fees	12,685
Compensation of board members	92,305
Custodian fees	99,697
Printing and postage fees	14,056
Audit fees	39,500
Legal fees	37,352
Interest on collateral	6,306
Compensation of chief compliance officer	498
Other	14,573
Total expenses	14,908,008
Net investment income	73,914,449
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	52,705,078
Investments — affiliated issuers	(9,254)
Foreign currency translations	14,934
Forward foreign currency exchange contracts	1,558,038
Futures contracts	10,520,771
Swap contracts	(1,819,348)
Net realized gain	62,970,219
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(118,189,953)
Foreign currency translations	2,013
Forward foreign currency exchange contracts	(939,334)
Futures contracts	(386,874)
Net change in unrealized appreciation (depreciation)	(119,514,148)
Net realized and unrealized loss	(56,543,929)
Net increase in net assets resulting from operations	$17,370,520
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	31

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$73,914,449	$65,250,604
Net realized gain	62,970,219	104,071,484
Net change in unrealized appreciation (depreciation)	(119,514,148)	81,037,756
Net increase in net assets resulting from operations	17,370,520	250,359,844
Distributions to shareholders
Net investment income and net realized gains
Class 1	(134,005,891)	(59,885,156)
Class 2	(843,022)	(333,903)
Total distributions to shareholders	(134,848,913)	(60,219,059)
Decrease in net assets from capital stock activity	(21,372,193)	(35,568,708)
Total increase (decrease) in net assets	(138,850,586)	154,572,077
Net assets at beginning of year	3,073,947,994	2,919,375,917
Net assets at end of year	$2,935,097,408	$3,073,947,994

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	26,745,015	307,565,641	32,758,646	366,378,840
Distributions reinvested	11,869,433	134,005,891	5,216,477	59,885,156
Redemptions	(40,256,186)	(462,087,935)	(41,003,707)	(463,696,664)
Net decrease	(1,641,738)	(20,516,403)	(3,028,584)	(37,432,668)
Class 2
Subscriptions	309,648	3,535,099	416,179	4,758,737
Distributions reinvested	74,935	843,022	29,187	333,903
Redemptions	(458,601)	(5,233,911)	(285,846)	(3,228,680)
Net increase (decrease)	(74,018)	(855,790)	159,520	1,863,960
Total net decrease	(1,715,756)	(21,372,193)	(2,869,064)	(35,568,708)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

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CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$11.72	0.28	(0.23)	0.05	(0.26)	(0.25)	(0.51)
Year Ended 12/31/2020	$11.01	0.24	0.70	0.94	(0.23)	—	(0.23)
Year Ended 12/31/2019	$10.65	0.31	0.71	1.02	(0.66)	—	(0.66)
Year Ended 12/31/2018	$11.15	0.37	(0.49)	(0.12)	(0.31)	(0.07)	(0.38)
Year Ended 12/31/2017	$10.95	0.30	0.23	0.53	(0.26)	(0.07)	(0.33)
Class 2
Year Ended 12/31/2021	$11.66	0.25	(0.21)	0.04	(0.24)	(0.25)	(0.49)
Year Ended 12/31/2020	$10.96	0.21	0.69	0.90	(0.20)	—	(0.20)
Year Ended 12/31/2019	$10.61	0.28	0.70	0.98	(0.63)	—	(0.63)
Year Ended 12/31/2018	$11.11	0.34	(0.49)	(0.15)	(0.28)	(0.07)	(0.35)
Year Ended 12/31/2017	$10.91	0.27	0.23	0.50	(0.23)	(0.07)	(0.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$11.26	0.45%	0.49%(c)	0.49%(c)	2.44%	218%	$2,915,004
Year Ended 12/31/2020	$11.72	8.55%	0.49%(c)	0.49%(c)	2.12%	226%	$3,052,174
Year Ended 12/31/2019	$11.01	9.73%	0.50%(c)	0.50%(c)	2.84%	94%	$2,900,664
Year Ended 12/31/2018	$10.65	(1.05%)	0.48%(c)	0.48%(c)	3.42%	136%	$1,992,309
Year Ended 12/31/2017	$11.15	4.89%	0.52%	0.52%	2.74%	142%	$3,933,591
Class 2
Year Ended 12/31/2021	$11.21	0.29%	0.74%(c)	0.74%(c)	2.18%	218%	$20,094
Year Ended 12/31/2020	$11.66	8.24%	0.74%(c)	0.74%(c)	1.88%	226%	$21,774
Year Ended 12/31/2019	$10.96	9.40%	0.75%(c)	0.75%(c)	2.58%	94%	$18,712
Year Ended 12/31/2018	$10.61	(1.31%)	0.73%(c)	0.73%(c)	3.17%	136%	$13,100
Year Ended 12/31/2017	$11.11	4.65%	0.77%	0.77%	2.50%	142%	$11,701
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	35

Notes to Financial Statements
December 31, 2021
Note 1. Organization
CTIVP® – American Century Diversified Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Other expenses on the Statement of Operations include adjustments as a result of a change in estimated expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
36	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
December 31, 2021
and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to generate total return through long and short positions versus the U.S. dollar and to generate interest rate differential yield. These instruments may be used for other purposes in future periods.
38	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
December 31, 2021
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a single issuer of debt securities, to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security, manage credit risk exposure, to increase or decrease its credit exposure to a credit sector, to increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer or seller to reduce or increase overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	897,057
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	445,262*
Total		1,342,319

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,652,030
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	245,288*
Total		1,897,318

40	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(1,819,348)	(1,819,348)
Foreign exchange risk	1,558,038	(359)	—	1,557,679
Interest rate risk	—	10,521,130	—	10,521,130
Total	1,558,038	10,520,771	(1,819,348)	10,259,461

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category		Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk		(939,334)	—	(939,334)
Interest rate risk		—	(386,874)	(386,874)
Total		(939,334)	(386,874)	(1,326,208)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	378,258,942*
Futures contracts — short	224,232,200*
Credit default swap contracts — buy protection	26,282,671**

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,844,067	(1,073,267)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
December 31, 2021
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
JPMorgan ($)
Assets
Forward foreign currency exchange contracts	897,057
Liabilities
Forward foreign currency exchange contracts	1,652,030
Total financial and derivative net assets	(754,973)
Total collateral received (pledged) (a)	-
Net amount (b)	(754,973)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
42	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
December 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.48% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with American Century Investment Management, Inc. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
44	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.54%	0.56%
Class 2	0.79	0.81
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,170,979	(1,170,979)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
December 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
134,848,913	—	134,848,913	60,219,059	—	60,219,059
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
109,439,374	28,777,011	—	13,905,947
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,963,951,206	40,745,918	(26,839,971)	13,905,947
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,843,598,898 and $7,264,991,974, respectively, for the year ended December 31, 2021, of which $3,698,121,699 and $4,187,349,132, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
46	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
December 31, 2021
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities
48	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	49

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – American Century Diversified Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – American Century Diversified Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
50	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Capital gain dividend
$30,215,862
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	51

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
52	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	53

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
54	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	55

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
56	CTIVP® – American Century Diversified Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – American Century Diversified Bond Fund | Annual Report 2021	57

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CTIVP® – American Century Diversified Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-2080 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – Partners Core Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners Core Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners Core Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.
Portfolio management
Allspring Global Investments, LLC
Maulik Bhansali, CFA
Jarad Vasquez
Wells Fargo & Company (Wells Fargo) entered into a definitive sale agreement whereby Wells Fargo Asset Management (WFAM) was sold to a holding company affiliated with private funds of GTCR LLC and of Reverence Capital Partners, L.P and will no longer be an entity of Wells Fargo. The transaction closed on November 1, 2021, subject to customary closing conditions. Upon the closing of the sale transaction, WFAM announced that it was changing its name to Allspring Global Investments.
J.P. Morgan Investment Management Inc.
Richard Figuly
Steven Lear, CFA
J. Andrew Norelli
Lisa Coleman, CFA
Thomas Hauser, CFA
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-1.24	3.75	2.96
Class 2	05/07/10	-1.41	3.51	2.72
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.90
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Asset-Backed Securities — Non-Agency	7.4
Commercial Mortgage-Backed Securities - Agency	3.5
Commercial Mortgage-Backed Securities - Non-Agency	3.8
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	33.4
Foreign Government Obligations	1.3
Inflation-Indexed Bonds	0.0(a)
Money Market Funds	4.7
Municipal Bonds	0.2
Residential Mortgage-Backed Securities - Agency	15.8
Residential Mortgage-Backed Securities - Non-Agency	4.4
U.S. Government & Agency Obligations	0.7
U.S. Treasury Obligations	24.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2021)
AAA rating	54.0
AA rating	2.2
A rating	11.0
BBB rating	19.2
BB rating	6.9
B rating	3.1
CCC rating	0.1
C rating	0.0(a)
Not rated	3.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 99.71% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
As of December 31, 2021, the Fund was managed by two independent money management firms. Allspring Global Investments, LLC (Allspring) managed 49.75% and J.P. Morgan Investment Management Inc. (JPMorgan) managed approximately 50.25% of the Fund’s assets.
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned -1.41%. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -1.54% for the same time period.
Market overview
The U.S. and global economies performed particularly well during 2021, especially when considering the unique economic and human health challenges faced related to the COVID-19 pandemic and the inflationary combination of resurgent business demand, supply-chain bottlenecks and labor shortages. Vaccination rates continued to accelerate in most developed economies throughout the first half of the year, while governments in most developed markets continued to ease COVID-related mobility restrictions and activity levels picked up. While the pace of economic recovery was challenged at certain points throughout the year with the emergence of new COVID-19 variants, the trend toward economic recovery ultimately continued. Alongside strong growth, inflation remained robust throughout the year with market participants and global monetary policymakers shifting inflation expectations higher throughout the year. Higher inflation was brought about by a combination of base effects: a shift in demand from services to goods, and global supply chain disruptions. In the second half of the year, central banks began shifting towards more hawkish rhetoric as the labor market tightened and inflation ran above target, with the Federal Open Market Committee (FOMC) announcing its plan to accelerate the pace of tapering its asset purchase program by $30billion per month starting in mid-January 2022.
Congruent with a shift from accommodative to tighter monetary policy in the United States, interest rates moved higher across the yield curve, with the yield curve bear flattening as short-term rates outpaced longer term rates in their move higher. (A bear flattener is when the yield curve flattens as short-term rates start to rise in anticipation of the Fed tightening monetary policy.) Given the supportive risk-on backdrop, lower credit quality sectors generally outperformed higher credit quality sectors. U.S. high yield was the best performing fixed-income sector. Returns from investment-grade sectors were more moderate, with most sectors generally producing negative total returns due to the move higher in interest rates, with positive excess returns. From an excess returns perspective, agency mortgage-backed securities (MBS) underperformed other sectors, as the combination of fast prepayment speeds and the commencement of Fed tapering challenged sector returns.
The Fund’s notable contributors for the period
Allspring
Our portion of the Fund’s portfolio outperformed the benchmark during the period.
•	In credit, a relative sector overweight and especially security selection, were the largest contributors to performance during the year.
○	Contributors were concentrated in the non-bank financials, technology, insurance, and automotive subsectors.
○	Individual contributors included FS KKR Capital Corp. (non-bank financials), Oracle Corp. and Broadcom Corp. (technology), SBL Holdings, LLC and Brighthouse Financial, Inc. (insurance), and Ford Motor Co. (automotive).
•	In structured products, a sector overweight to the asset-backed securities (ABS) sector was a contributor to performance.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
○	Security selection in the asset-backed securities (ABS) sector also contributed, with positioning in Federal Family Education Loan Program (FFELP) and private credit student loan ABS, rental car ABS, and revolving prime auto ABS all outperforming.
•	Offsetting the negative contributions within MBS, dynamic sector positioning contributed positively to performance, as did positioning within 15-years, Ginnie Maes, and conventional 30-years.
○	In conventional 30-years, the overweight to 2.5% TBAs was the largest contributor this year as the coupon performed well in price terms and the “special” dollar rolls persisted throughout the year, which generated additional security-level opportunity.
JPMorgan
Our portion of the Fund’s portfolio outperformed the benchmark during the period.
•	Our portion of the Fund was broadly underweight U.S. Government securities in favor of higher yielding, credit-oriented spread sectors, broadly including corporate credit, securitized credit, and emerging markets debt. As spread sectors generally outperformed, sector allocation overall contributed positively to returns.
•	The Fund’s overweight positioning in high-yield corporate credit contributed as the sector was the best performing fixed-income sector during the year.
•	The Fund’s overweight positioning in securitized credit (non-agency MBS, commercial mortgage-backed securities (CMBS), ABS) was a significant driver of returns, as these sectors were supported by the strength in the U.S. residential housing market, rebound in commercial real estate and the strength of the U.S. consumer.
•	Within investment-grade credit, security selection contributed positively, while the Fund’s underweight positioning in the second half of 2021 contributed positively, as spreads drifted wider from very tight levels in the second quarter of 2021.
•	Lastly, the Fund’s underweight positioning to agency MBS contributed positively, as the sector underperformed other U.S. fixed-income sectors on an excess returns basis.
○	Segment positioning within the agency MBS sector contributed positively, as the Fund retained a bias towards agency CMBS and securities with prepayment protection, amid the high prepayment backdrop.
The Fund’s notable detractors during the period
Allpring
•	Detractors in credit were concentrated in the consumer, pipelines, local government, and utilities subsectors.
○	Individual detractors included an overweight to The Home Depot, Inc. and Altria Group, Inc. (consumer).
•	Positioning in collateralized mortgage obligations (CMOs), lower coupon 30-year collateral, and select higher coupons detracted this year.
•	After reducing exposure of lower coupon MBS to a relative underweight earlier in the year, robust Federal Reserve (Fed) purchases led to tighter spreads from already rich levels, which resulted in a net detractor from performance.
•	The relative overweight to high-coupon Ginnie Maes and conventional 30-year 5.0% coupon MBS detracted given elevated prepayment speeds and curve flattening.
JPMorgan
•	The Fund’s duration and yield curve positioning detracted from returns.
○	During the year, the Fund was short duration relative to the benchmark, generally with a yield curve steepening bias. While the Fund employed dynamic duration positioning, the magnitude of the short fluctuated between -0.2 years and -0.6 years short versus the benchmark, generally concentrated in the long end of the yield curve.
6	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
○	While the Fund benefited from higher rates with a steeper yield curve in the first quarter, duration and yield curve performance generally detracted in the last three quarters of 2021, as Treasury yields retraced lower and the yield curve flattened due to the move higher in front end yields.
•	In addition, overweight positioning to emerging markets debt detracted, as spreads widened in the second half of the year due to contagion fears from a slowdown in the Chinese economy and volatility induced by headlines on the new COVID-19 Omicron variant.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	999.50	1,022.84	2.37	2.40	0.47
Class 2	1,000.00	1,000.00	998.70	1,021.58	3.63	3.67	0.72
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Academic Loan Funding Trust(a),(b)
Series 2013-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/26/2044	0.902%	669,349	664,475
ACC Trust(a)
Series 2021-1 Class D
03/22/2027	5.250%	5,200,000	5,128,616
Subordinated Series 2021-1 Class C
12/20/2024	2.080%	2,150,000	2,145,632
American Express Credit Account Master Trust
Series 2021-1 Class A
11/16/2026	0.900%	9,624,000	9,551,532
American Tower Trust I(a)
Series 13 Class 2A
03/15/2023	3.070%	1,900,000	1,901,595
AmeriCredit Automobile Receivables Trust
Series 2020-2 Class A2A
12/18/2023	0.600%	399,449	399,533
AREIT Trust(a),(b)
Series 2021-CRE5 Class C
1-month USD LIBOR + 2.250% Floor 2.250% 08/17/2026	2.351%	8,000,000	7,987,467
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2019-3A Class A
03/20/2026	2.360%	1,653,000	1,688,008
Series 2020-1A Class A
08/20/2026	2.330%	2,140,000	2,184,735
Series 2021-2A Class A
02/20/2028	1.660%	4,254,000	4,218,310
Business Jet Securities LLC(a)
Series 2019-1 Class A
07/15/2034	4.212%	2,035,895	2,049,240
Series 2021-1A Class A
04/15/2036	2.162%	2,115,341	2,077,226
Subordinated Series 2021-1 Class B
04/15/2036	2.918%	2,598,745	2,545,416
Capital One Multi-Asset Execution Trust
Series 2021-A2 Class A2
07/15/2030	1.390%	2,991,000	2,937,614
Cars Net Lease Mortgage Notes(a)
Series 2020-1A Class A3
12/15/2050	3.100%	855,700	861,944
Carvana Auto Receivables Trust(a)
Series 2019-2A Class C
06/17/2024	3.000%	4,000,000	4,025,418
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-3A Class D
04/15/2025	3.040%	4,440,000	4,538,047
Chase Funding Trust(b)
Series 2003-2 Class 2A2
1-month USD LIBOR + 0.560% Floor 0.560% 02/25/2033	0.662%	573,911	553,424
Chase Funding Trust(c)
Series 2003-4 Class 1A5
05/25/2033	5.916%	220,674	221,607
Series 2003-6 Class 1A5
11/25/2034	5.850%	173,655	181,235
College Ave Student Loans LLC(a),(b)
Series 2017-A Class A1
1-month USD LIBOR + 1.650% Floor 1.650% 11/26/2046	1.752%	845,408	860,380
College Ave Student Loans LLC(a)
Series 2018-A Class A2
12/26/2047	4.130%	502,541	517,903
Series 2019-A Class A2
12/28/2048	3.280%	1,192,039	1,207,674
Series 2021-A Class A2
07/25/2051	1.600%	3,042,614	3,019,462
Conix Mortgage Asset Trust(a),(d),(e),(f)
Series 2013-1 Class A
12/25/2047	0.000%	1,078,519	17,041
Consumer Receivables Asset Investment Trust(a),(b)
Series 2021-1 Class A1X
3-month USD LIBOR + 3.000% Floor 3.000% 03/24/2023	3.132%	4,100,000	4,099,995
COOF Securitization Trust Ltd.(a),(c),(f),(g)
CMO Series 2014-1 Class A
06/25/2040	2.980%	401,881	26,645
Credit Acceptance Auto Loan Trust(a)
Series 2021-2A Class A
02/15/2030	0.960%	1,250,000	1,241,021
Series 2021-3A Class B
07/15/2030	1.380%	4,162,000	4,085,679
Subordinated Series 2020-1A Class B
04/16/2029	2.390%	3,260,000	3,309,107
Subordinated Series 2021-3A Class C
09/16/2030	1.630%	1,504,000	1,483,605
DataBank Issuer(a)
Series 2021-1A Class A2
02/27/2051	2.060%	2,850,000	2,794,747
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diamond Resorts Owner Trust(a)
Series 2017-1A Class A
10/22/2029	3.270%	288,502	289,445
Series 2018-1 Class A
01/21/2031	3.700%	502,971	512,243
Subordinated Series 2021-1A Class D
11/21/2033	3.830%	3,222,361	3,223,431
Drive Auto Receivables Trust
Subordinated Series 2019-1 Class D
06/15/2026	4.090%	970,000	990,019
Subordinated Series 2020-2 Class C
08/17/2026	2.280%	1,885,000	1,909,887
Drive Auto Receivables Trust(a)
Subordinated, Series 2017-3 Class D
12/15/2023	3.530%	105,562	105,707
DT Auto Owner Trust(a)
Series 2020-2A Class B
03/16/2026	2.080%	3,500,000	3,519,813
Subordinated Series 2019-4A Class C
07/15/2025	2.730%	2,895,000	2,920,212
Subordinated Series 2021-2A Class C
02/16/2027	1.100%	2,104,000	2,084,643
Exeter Automobile Receivables Trust(a)
Series 2020-2A Class B
07/15/2024	2.080%	1,842,986	1,847,138
Flagship Credit Auto Trust(a)
Series 2019-4 Class D
01/15/2026	3.120%	3,600,000	3,679,271
Ford Credit Auto Owner Trust(a)
Series 2018-1 Class A
07/15/2031	3.190%	2,685,000	2,827,154
Series 2019-1 Class A
07/15/2030	3.520%	4,151,000	4,353,204
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	577,325	591,823
Series 2020-1A Class A
07/16/2040	3.540%	2,331,401	2,393,873
Foursight Capital Automobile Receivables Trust(a)
Subordinated Series 2021-2 Class D
09/15/2027	1.920%	850,000	839,069
Franklin Limited Duration Income Trust(a),(c),(f)
Series 2019-1 Class A
08/15/2024	5.500%	488,029	485,833
Freed ABS Trust(a)
Subordinated Series 2020-FP1 Class B
03/18/2027	3.060%	3,488,242	3,505,208
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FREED ABS Trust(a)
Subordinated Series 2021-1CP Class B
03/20/2028	1.410%	3,250,000	3,247,519
Subordinated Series 2021-2 Class C
06/19/2028	1.940%	2,300,000	2,302,404
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2021-1A Class D
01/15/2027	1.680%	1,200,000	1,193,370
Subordinated Series 2021-1A Class E
01/18/2028	3.140%	7,240,000	7,213,962
Subordinated Series 2021-3A Class D
07/15/2027	1.480%	8,330,000	8,137,190
GLS Auto Receivables Trust(a)
Subordinated Series 2021-2A Class D
04/15/2027	1.420%	2,250,000	2,200,121
Gold Key Resorts(a)
Series 2014-A Class A
03/17/2031	3.220%	50,031	50,419
Goodgreen(a)
Series 2019-2A Class A
04/15/2055	2.760%	1,512,749	1,519,064
Goodgreen Trust(a)
Series 2017-1A Class A
10/15/2052	3.740%	211,342	218,726
Series 2017-2A Class A
10/15/2053	3.260%	1,086,055	1,104,122
Goodgreen Trust(a),(f)
Series 2017-R1A Class R
10/20/2052	5.000%	1,249,883	1,152,757
HERO Funding Trust(a)
Series 2016-3A Class A1
09/20/2042	3.080%	392,364	401,819
Series 2017-1A Class A2
09/20/2047	4.460%	596,860	623,891
Series 2017-3A Class A2
09/20/2048	3.950%	784,859	805,265
Hertz Vehicle Financing III LP(a)
Series 2021-2A Class A
12/27/2027	1.680%	3,697,000	3,641,227
Hilton Grand Vacations Trust(a)
Series 2017-AA Class A
12/26/2028	2.660%	260,706	264,492
Hyundai Auto Receivables Trust
Series 2021-C Class A4
12/15/2027	1.030%	1,650,000	1,636,748
Lendingpoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class B
12/15/2028	1.460%	2,155,000	2,136,960

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-B Class B
02/15/2029	1.680%	4,852,000	4,805,217
LendingPoint Asset Securitization Trust(a)
Series 2020-REV1 Class C
10/15/2028	7.699%	3,708,000	3,839,423
Subordinated Series 2021-A Class C
12/15/2028	2.750%	3,805,000	3,768,531
Lendmark Funding Trust(a)
Subordinated Series 2019-1A Class C
12/20/2027	3.900%	3,600,000	3,644,751
Subordinated Series 2019-2A Class D
04/20/2028	5.240%	4,300,000	4,398,110
Subordinated Series 2021-1A Class B
11/20/2031	2.470%	1,625,000	1,613,278
Subordinated Series 2021-1A Class C
11/20/2031	3.410%	1,000,000	1,019,313
LP LMS Asset Securitization Trust(a),(d),(f)
Subordinated Series 2021-2A Class B
01/15/2029	2.330%	7,381,000	7,357,934
LPMS(a),(d),(f)
Series 2021-1A Class B
04/15/2041	3.966%	7,000,000	7,262,500
Mariner Finance Issuance Trust(a)
Series 2019-AA Class B
07/20/2032	3.510%	2,115,000	2,140,167
Series 2019-AA Class C
07/20/2032	4.010%	5,560,000	5,611,152
Series 2019-AA Class D
07/20/2032	5.440%	6,000,000	6,091,856
Mercedes-Benz Auto Receivables Trust
Series 2021-1 Class A3
06/15/2026	0.460%	2,513,000	2,482,595
Mercury Financial Credit Card Master Trust(a)
Series 2021-1A Class A
03/20/2026	1.540%	2,470,000	2,471,136
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class M1
10/15/2040	6.083%	719,941	762,886
Mission Lane Credit Card Master Trust(a)
Series 2021-A Class A
09/15/2026	1.590%	4,395,000	4,363,234
Navient Private Education Loan Trust(a),(b)
Series 2016-AA Class A2B
1-month USD LIBOR + 2.150% 12/15/2045	2.260%	2,014,544	2,066,036
Navient Private Education Loan Trust(a)
Series 2020-IA Class A1A
04/15/2069	1.330%	6,029,810	5,936,926
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Navient Private Education Refi Loan Trust(a)
Series 2018-A Class A2
02/18/2042	3.190%	136,340	137,368
Series 2018-CA Class A2
06/16/2042	3.520%	198,222	201,302
Series 2018-DA Class A2A
12/15/2059	4.000%	2,383,874	2,470,619
Series 2019-A Class A2A
01/15/2043	3.420%	1,730,312	1,765,927
Series 2019-CA Class A2
02/15/2068	3.130%	1,088,838	1,107,589
Series 2019-D Class A2A
12/15/2059	3.010%	2,615,854	2,691,830
Series 2019-FA Class A2
08/15/2068	2.600%	2,181,418	2,210,740
Series 2019-GA Class A
10/15/2068	2.400%	1,044,125	1,056,237
Series 2020-BA Class A2
01/15/2069	2.120%	1,196,972	1,203,959
Series 2020-DA Class A
05/15/2069	1.690%	3,032,498	3,033,620
Series 2020-EA Class A
05/15/2069	1.690%	5,584,992	5,587,400
Series 2020-GA Class A
09/16/2069	1.170%	3,197,094	3,181,893
Series 2020-HA Class A
01/15/2069	1.310%	1,842,107	1,836,704
Series 2021-A Class A
05/15/2069	0.840%	4,121,149	4,059,510
Series 2021-BA Class A
07/15/2069	0.940%	997,074	986,735
Series 2021-CA Class A
10/15/2069	1.060%	4,115,769	4,054,542
Series 2021-EA Class A
12/16/2069	0.970%	6,552,906	6,368,122
Series 2021-FA Class A
02/18/2070	1.110%	7,564,391	7,407,519
Series 2021-GA Class A
04/15/2070	1.580%	3,330,000	3,316,551
Navient Student Loan Trust(a)
Series 2019-BA Class A2A
12/15/2059	3.390%	2,070,462	2,132,289
Series 2021-3A Class A1A
08/25/2070	1.770%	3,700,274	3,659,551

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nelnet Student Loan Trust(b)
Series 2004-3 Class A5
3-month USD LIBOR + 0.180% 10/27/2036	0.304%	1,134,266	1,118,777
Series 2004-4 Class A5
3-month USD LIBOR + 0.160% Floor 0.160% 01/25/2037	0.284%	2,150,909	2,126,491
Series 2005-1 Class A5
3-month USD LIBOR + 0.110% Floor 0.110% 10/25/2033	0.234%	1,951,538	1,927,737
Series 2005-2 Class A5
3-month USD LIBOR + 0.100% Floor 0.100% 03/23/2037	0.314%	4,898,907	4,820,609
Series 2005-3 Class A5
3-month USD LIBOR + 0.120% Floor 0.120% 12/24/2035	0.334%	5,908,874	5,846,787
Series 2005-4 Class A4
3-month USD LIBOR + 0.180% Floor 0.180% 03/22/2032	0.394%	462,902	449,854
Octane Receivables Trust(a)
Subordinated Series 2021-1A Class B
04/20/2027	1.530%	700,000	683,276
Subordinated Series 2021-1A Class C
11/20/2028	2.230%	600,000	594,110
Oportun Funding XIV LLC(a)
Series 2021-1 Class A
03/08/2028	1.210%	1,385,000	1,386,620
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class B
11/15/2027	2.130%	4,498,146	4,490,480
Renew(a)
Series 2017-1A Class A
09/20/2052	3.670%	261,665	269,494
Santander Drive Auto Receivables Trust
Series 2020-1 Class A3
02/15/2024	2.030%	18,945	18,955
Series 2020-3 Class A3
07/15/2024	0.520%	515,107	515,284
Series 2020-4 Class A3
07/15/2024	0.480%	1,051,436	1,052,091
Subordinated Series 2021-2 Class D
07/15/2027	1.350%	3,900,000	3,874,857
Santander Retail Auto Lease Trust(a)
Series 2020-A Class A4
03/20/2024	1.760%	4,410,000	4,456,466
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SART(f)
Series 2017-1 Class X
11/17/2025	4.750%	1,034,501	1,033,983
SART(a),(f)
Series 2018-1 Class A
06/15/2025	4.750%	1,320,510	1,320,510
SCF Equipment Leasing LLC(a)
Subordinated Series 2021-1A Class F
08/20/2032	5.520%	5,000,000	4,973,591
Sierra Timeshare Receivables Funding LLC(a)
Subordinated Series 2020-2A Class D
07/20/2037	6.590%	7,372,491	7,691,466
SLC Student Loan Trust(b)
Series 2010-1 Class A
3-month USD LIBOR + 0.875% Floor 0.875% 11/25/2042	1.053%	506,319	508,623
SLM Student Loan Trust(a),(b)
Series 2003-1 Class A5C
3-month USD LIBOR + 0.750% Floor 0.750% 12/15/2032	0.953%	510,923	505,465
Series 2003-10A Class A4
3-month USD LIBOR + 0.670% 12/17/2068	0.873%	4,362,000	4,359,622
SLM Student Loan Trust(b)
Series 2007-2 Class A4
3-month USD LIBOR + 0.060% 07/25/2022	0.184%	4,620,811	4,491,876
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% Floor 0.950% 09/25/2028	1.042%	2,632,422	2,608,644
Series 2012-2 Class A
1-month USD LIBOR + 0.700% Floor 0.700% 01/25/2029	0.792%	5,571,577	5,439,270
SMB Private Education Loan Trust(a)
Series 2015-B Class A2A
07/15/2027	2.980%	272,622	273,526
Series 2016-A Class A2A
05/15/2031	2.700%	1,182,878	1,198,160
Series 2018-A Class A2A
02/15/2036	3.500%	5,895,027	6,079,530
Series 2018-C Class A2A
11/15/2035	3.630%	2,078,178	2,142,595
Series 2019-A Class A2A
07/15/2036	3.440%	4,198,919	4,334,192
Series 2020-BA Class A1A
07/15/2053	1.290%	3,518,681	3,486,106

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-PTA Class A2A
09/15/2054	1.600%	3,325,535	3,298,938
Series 2020-PTB Class A2A
09/15/2054	1.600%	10,204,597	10,166,861
Series 2021-A Class APT1
01/15/2053	1.070%	8,013,701	7,778,614
Series 2021-B Class A
07/17/2051	1.310%	3,865,748	3,824,340
Series 2021-D Class A1A
03/17/2053	1.340%	6,599,371	6,583,499
Series 2021-E Class A1A
02/15/2051	1.680%	4,738,000	4,685,233
SMB Private Education Loan Trust(a),(b)
Series 2016-B Class A2B
1-month USD LIBOR + 1.450% 02/17/2032	1.560%	671,514	679,391
Series 2016-C Class A2B
1-month USD LIBOR + 1.100% Floor 1.100% 09/15/2034	1.210%	925,314	932,829
Series 2021-C Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 01/15/2053	0.910%	3,745,000	3,739,853
SoFi Professional Loan Program LLC(a),(b)
Series 2016-E Class A1
1-month USD LIBOR + 0.850% 07/25/2039	0.952%	188,005	188,021
Series 2017-C Class A1
1-month USD LIBOR + 0.600% 07/25/2040	0.702%	118,956	118,937
Series 2017-E Class A1
1-month USD LIBOR + 0.500% 11/26/2040	0.602%	45,025	45,020
SoFi Professional Loan Program LLC(a)
Series 2017-D Class A2FX
09/25/2040	2.650%	207,647	210,040
Series 2017-E Class A2B
11/26/2040	2.720%	800,294	806,695
Series 2018-A Class A2B
02/25/2042	2.950%	408,303	413,653
SoFi Professional Loan Program Trust(a)
Series 2018-B Class A2FX
08/25/2047	3.340%	1,065,254	1,084,070
Series 2020-C Class AFX
02/15/2046	1.950%	1,926,360	1,716,063
Series 2021-A Class AFX
08/17/2043	1.030%	1,249,893	1,232,369
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-B Class AFX
02/15/2047	1.140%	2,746,743	2,696,467
Synchrony Card Funding LLC
Series 2019-A1 Class A
03/15/2025	2.950%	4,541,000	4,566,672
Series 2019-A2 Class A
06/16/2025	2.340%	4,550,000	4,591,879
Theorem Funding Trust(a)
Series 2021-1A Class A
12/15/2027	1.210%	5,114,782	5,101,407
Toyota Auto Loan Extended Note Trust(a),(c)
Series 2021-1A Class A
02/27/2034	1.070%	4,343,000	4,263,920
Toyota Auto Receivables Owner Trust
Series 2021-D Class A4
03/15/2027	1.020%	1,770,000	1,755,792
Tricolor Auto Securitization Trust(a)
Series 2020-1A Class A
11/15/2026	4.875%	1,595,323	1,605,519
Triton Container Finance VIII LLC(a)
Series 2020-1A Class A
09/20/2045	2.110%	882,132	873,868
Upstart Pass-Through Trust(a)
Series 2021-ST4 Class A
07/20/2027	2.000%	4,379,314	4,341,022
Series 2021-ST8 Class A
10/20/2029	1.750%	4,453,121	4,414,373
Upstart Securitization Trust(a)
Series 2020-1 Class A
04/22/2030	2.322%	658,696	662,813
Series 2021-1 Class A
03/20/2031	0.870%	1,850,745	1,846,254
Series 2021-1 Class B
03/20/2031	1.890%	1,336,000	1,328,720
US Auto Funding(a)
Subordinated Series 2021-1A Class B
03/17/2025	1.490%	2,200,000	2,181,597
Subordinated Series 2021-1A Class C
05/15/2026	2.200%	6,000,000	5,897,131
Verizon Master Trust
Series 2021-1 Class A
05/20/2027	0.500%	4,228,000	4,168,771
Series 2021-2 Class A
04/20/2028	0.990%	7,602,000	7,562,463
Veros Auto Receivables Trust(a)
Subordinated Series 2021-1 Class B
10/15/2026	1.490%	2,800,000	2,768,972

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VM Debt LLC(a),(d),(f)
Series 2019-1 Class A1A
06/17/2024	7.500%	2,800,000	2,800,000
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	383,976	395,165
World Financial Network Credit Card Master Trust
Series 2019-A Class A
12/15/2025	3.140%	2,015,000	2,022,376
Total Asset-Backed Securities — Non-Agency (Cost $480,933,528)			477,986,068

Commercial Mortgage-Backed Securities - Agency 3.7%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series 2017 K065 Class A2
04/25/2027	3.243%	1,408,000	1,526,364
Series 2017 K065 Class AM
05/25/2027	3.326%	755,000	821,308
Series 2017 K066 Class A2
06/25/2027	3.117%	1,858,000	2,004,841
Series KJ07 Class A2
12/25/2022	2.312%	1,730,888	1,750,848
Series KPLB Class A
05/25/2025	2.770%	7,500,000	7,851,031
Series KS07 Class A2
09/25/2025	2.735%	3,600,000	3,751,685
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,311,000	1,433,510
Series K081 Class A2
08/25/2028	3.900%	2,245,000	2,553,662
Series W5FX Class AFX
04/25/2028	3.214%	1,256,000	1,366,560
Federal National Mortgage Association
07/01/2022	2.670%	5,000,000	5,008,417
08/01/2022	2.650%	7,000,000	7,023,448
02/01/2023	2.460%	2,367,522	2,398,304
04/01/2023	2.500%	6,000,000	6,090,060
04/01/2023	2.640%	2,559,342	2,601,054
05/01/2023	2.520%	3,000,000	3,047,552
06/01/2023	2.420%	2,487,888	2,529,975
06/01/2023	2.510%	1,646,900	1,675,215
07/01/2023	3.670%	6,000,000	6,181,050
08/01/2023	3.590%	2,500,000	2,577,416
11/01/2023	3.690%	1,147,706	1,190,140
07/01/2025	3.070%	9,229,734	9,690,428
09/01/2025	3.100%	2,374,699	2,500,293
12/01/2025	3.765%	6,660,022	7,202,386
07/01/2026	4.450%	2,500,608	2,793,535
10/01/2026	3.235%	1,300,835	1,392,455
12/01/2026	3.240%	1,500,000	1,614,723
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/01/2027	3.710%	2,927,431	3,207,513
02/01/2027	3.340%	1,000,000	1,078,117
03/01/2027	2.910%	3,349,596	3,550,989
05/01/2027	2.430%	2,345,761	2,423,386
06/01/2027	2.370%	4,550,000	4,708,785
06/01/2027	3.000%	1,983,717	2,116,669
07/01/2027	3.210%	890,135	958,728
06/01/2028	3.570%	2,787,000	3,066,834
11/01/2028	4.250%	557,006	630,564
02/01/2029	3.740%	1,515,000	1,713,617
10/01/2029	3.195%	7,996,783	8,724,169
02/01/2030	2.570%	2,560,000	2,705,549
02/01/2030	2.920%	2,744,208	2,947,233
02/01/2030	3.550%	1,000,000	1,117,880
06/01/2030	3.130%	4,812,000	5,161,809
07/01/2030	3.850%	4,475,641	5,130,753
01/01/2032	2.730%	2,581,246	2,754,701
01/01/2032	2.730%	1,825,000	1,961,524
01/01/2032	2.780%	2,200,592	2,364,901
01/01/2032	2.970%	1,598,592	1,736,466
02/01/2032	2.990%	2,959,212	3,221,767
04/01/2035	3.330%	2,430,422	2,734,607
Series 2015-M10 Class A2
04/25/2027	3.092%	11,484,182	12,295,396
Series 2017-M5 Class A2
04/25/2029	3.176%	1,813,002	1,980,478
Series 2017-T1 Class A
06/25/2027	2.898%	2,767,168	2,942,529
Series 2021-M3 Class 1A1
11/25/2033	1.000%	6,806,570	6,714,552
Federal National Mortgage Association(c)
06/01/2037	5.888%	379,728	381,092
CMO Series 2013-M13 Class A2
04/25/2023	2.550%	1,010,208	1,025,374
CMO Series 2014-M3 Class A2
01/25/2024	3.489%	701,625	729,591
CMO Series 2015-M11 Class A2
04/25/2025	2.822%	2,000,000	2,083,303
Series 2017-M12 Class A2
06/25/2027	3.069%	2,017,973	2,164,734
Series 2017-M7 Class A2
02/25/2027	2.961%	546,000	578,710
Series 2018-M10 Class A2
07/25/2028	3.369%	2,683,000	2,942,724
Series 2018-M3 Class A2
02/25/2030	3.086%	1,057,000	1,155,573
Series 2018-M4 Class A2
03/25/2028	3.059%	1,366,109	1,480,516

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c),(g)
Series 2021-M3 Class X1
11/25/2033	1.999%	39,421,383	5,201,218
Freddie Mac Multiclass Certificates(c),(g)
Series 2021-P011 Class X1
09/25/2045	1.846%	21,719,076	3,402,074
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K136 Class A2 (FHLMC)
11/25/2031	2.127%	2,350,000	2,416,532
Freddie Mac Multifamily Structured Pass-Through Certificates(c),(g)
Series KL05 Class X1P (FHLMC)
06/25/2029	0.892%	75,000,000	4,708,170
FREMF Mortgage Trust(a),(c)
Subordinated, Series 2015-K44 Class B
01/25/2048	3.670%	3,410,000	3,583,089
Subordinated, Series 2016-K59 Class B
11/25/2049	3.576%	2,383,000	2,507,140
Subordinated, Series 2016-K722 Class B
07/25/2049	3.871%	1,400,000	1,439,793
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.550% 03/20/2063	0.431%	1,075,298	1,074,525
CMO Series 2015-H15 Class FJ
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 06/20/2065	0.521%	2,612,894	2,617,185
CMO Series 2015-H16 Class FG
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 07/20/2065	0.521%	2,308,788	2,312,818
CMO Series 2015-H16 Class FL
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 07/20/2065	0.521%	1,299,222	1,301,487
CMO Series 2015-H18 Class FA
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 06/20/2065	0.531%	670,732	671,683
Government National Mortgage Association(c)
CMO Series 2014-168 Class VB
06/16/2047	3.425%	2,882,536	2,928,113
Total Commercial Mortgage-Backed Securities - Agency (Cost $212,582,486)			223,231,220

Commercial Mortgage-Backed Securities - Non-Agency 4.0%

3650R Commercial Mortgage Trust
Series 2021-PF1 Class A5
11/15/2054	2.522%	1,397,000	1,420,615
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,277,239	2,361,039
Series 2014-SFR2 Class E
10/17/2036	6.231%	500,000	539,062
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,004,908	1,050,154
Series 2014-SFR3 Class E
12/17/2036	6.418%	1,000,000	1,068,343
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,095,966	1,148,289
Series 2015-SFR1 Class E
04/17/2052	5.639%	1,150,000	1,226,763
Subordinated, Series 2014-SFR3 Class C
12/17/2036	4.596%	200,000	208,933
Subordinated, Series 2015-SFR2 Class D
10/17/2045	5.036%	2,000,000	2,148,753
Subordinated, Series 2015-SFR2 Class E
10/17/2045	6.070%	1,820,000	1,990,861
AMSR Trust(a)
Series 2020-SFR2 Class C
07/17/2037	2.533%	4,000,000	4,027,117
Series 2020-SFR3 Class E1
09/17/2037	2.556%	3,600,000	3,569,700
Series 2020-SFR5 Class D
11/17/2037	2.180%	3,750,000	3,671,495
Series 2021-SFR3 Class E2
10/17/2038	2.427%	3,845,000	3,782,338
Subordinated Series 2020-SFR4 Class E2
11/17/2037	2.456%	4,275,000	4,174,610
Subordinated Series 2020-SFR5 Class F
11/17/2037	2.686%	5,000,000	4,842,496
Subordinated Series 2021-SFR2 Class D
08/17/2026	2.278%	4,800,000	4,726,396
Subordinated Series 2021-SFR2 Class E1
08/17/2026	2.477%	5,200,000	5,120,542
AMSR Trust(a),(c)
Series 2021-SFR1 Class E1
06/17/2038	2.963%	2,250,000	2,202,510
Series 2021-SFR1 Class E2
06/17/2038	3.123%	2,250,000	2,212,947
Barclays Commercial Mortgage Trust
Series 2019-C3 Class A3
05/15/2052	3.319%	319,000	340,795
BBCMS Mortgage Trust
Series 2018-C2 Class ASB
12/15/2051	4.236%	643,000	706,401

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-C12 Class A5
11/15/2054	2.689%	1,871,000	1,941,111
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	3,700,000	3,833,734
Bear Stearns Commercial Mortgage Securities Trust(a),(c),(g)
CMO Series 2007-T26 Class X1
01/12/2045	0.006%	12,294,238	123
Benchmark Mortgage Trust
Series 2020-B22 Class A5
01/15/2054	1.973%	576,000	564,936
Series 2021-B31 Class A5
12/15/2054	2.669%	934,000	970,798
BX Commercial Mortgage Trust(a),(b)
Series 2021-VOLT Class A
1-month USD LIBOR + 0.700% Floor 0.700% 09/15/2036	0.790%	6,056,000	6,035,339
Series 2021-XL2 Class A
1-month USD LIBOR + 0.689% Floor 0.689% 10/15/2038	0.789%	3,006,000	2,987,351
Camden Property Trust(a),(d),(f)
Series 2016-SFR1 Class A
12/05/2026	5.000%	4,681,550	4,804,441
CD Mortgage Trust
Series 2019-CD8 Class A4
08/15/2057	2.912%	1,191,000	1,250,826
CFCRE Commercial Mortgage Trust
Series 2017-C8 Class ASB
06/15/2050	3.367%	896,000	936,709
Citigroup Commercial Mortgage Trust
Series 2020-GC46 Class A5
01/15/2053	2.717%	6,215,000	6,461,931
Citigroup/Deutsche Bank Commercial Mortgage Trust(a),(c),(g)
CMO Series 2006-CD2 Class X
01/15/2046	0.023%	853,477	9
COMM Mortgage Trust(c)
Series 2013-CR10 Class A4
08/10/2046	4.210%	36,000	37,406
COMM Mortgage Trust
Series 2013-CR11 Class A4
08/10/2050	4.258%	4,817,000	5,042,354
Series 2013-CR6 Class A4
03/10/2046	3.101%	3,325,000	3,358,392
Series 2014-UBS4 Class A4
08/10/2047	3.420%	1,700,000	1,751,290
Series 2015-LC21 Class A4
07/10/2048	3.708%	726,000	771,928
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-LC23 Class A3
10/10/2048	3.521%	1,565,000	1,643,061
COMM Mortgage Trust(a),(c)
Series 2018-HOME Class A
04/10/2033	3.815%	3,125,000	3,384,191
COMM Mortgage Trust(a)
Series 2020-CBM Class A2
02/10/2037	2.896%	4,000,000	4,043,553
Series 2020-CBM Class C
02/10/2037	3.402%	3,480,000	3,462,331
Commercial Mortgage Trust(c),(g)
CMO Series 2012-CR2 Class XA
08/15/2045	1.609%	1,930,185	3,125
Commercial Mortgage Trust
Series 2012-CR3 Class A3
10/15/2045	2.822%	1,370,010	1,377,327
Series 2012-LC4 Class A4
12/10/2044	3.288%	568,821	568,530
Series 2014-CR19 Class ASB
08/10/2047	3.499%	607,539	625,816
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,396,375	1,464,260
Series 2015-CR25 Class A4
08/10/2048	3.759%	2,187,000	2,338,458
Commercial Mortgage Trust(a)
Series 2013-300P Class A1
08/10/2030	4.353%	2,000,000	2,073,402
Commercial Mortgage Trust(a),(c)
Series 2013-SFS Class A2
04/12/2035	2.987%	624,000	631,979
Corevest American Finance Trust(a)
Subordinated Series 2019-1 Class B
03/15/2052	3.880%	1,960,000	2,099,537
CoreVest American Finance Trust(a)
Series 2019-3 Class A
10/15/2052	2.705%	1,662,749	1,703,955
CSAIL Commercial Mortgage Trust
Series 2015-C2 Class A4
06/15/2057	3.504%	1,612,000	1,698,800
Series 2021-C20 Class A3
03/15/2054	2.805%	696,000	723,926
EQUS Mortgage Trust(a),(b)
Series 2021-EQAZ Class A
1-month USD LIBOR + 0.755% Floor 0.755% 10/15/2038	0.846%	2,371,000	2,359,898
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
09/17/2025	2.241%	3,600,000	3,587,929

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-SFR1 Class E2
08/17/2038	2.489%	6,000,000	5,835,382
Subordinated Series 2021-SFR1 Class F1
08/17/2038	3.238%	4,400,000	4,336,619
FREMF Mortgage Trust(a),(c)
Series 2020-K737 Class B
01/25/2053	3.301%	4,000,000	4,198,176
FRTKL(a)
Subordinated CMO Series 2021-SFR1 Class E1
09/17/2038	2.372%	3,709,000	3,617,321
Subordinated CMO Series 2021-SFR1 Class E2
09/17/2038	2.522%	2,781,000	2,712,515
GS Mortgage Securities Corp. II(a)
Series 2012-ALOH Class A
04/10/2034	3.551%	2,000,000	1,999,910
GS Mortgage Securities Trust
Series 2013-GC14 Class A5
08/10/2046	4.243%	1,209,000	1,259,616
Series 2014-GC18 Class A4
01/10/2047	4.074%	3,217,000	3,359,788
Series 2015-GC32 Class AAB
07/10/2048	3.513%	5,237,498	5,428,406
Series 2020-GC47 Class A5
05/12/2053	2.377%	2,115,000	2,144,952
Series 2020-GSA2 Class A4
12/12/2053	1.721%	1,916,000	1,847,547
Series 2021-GSA3 Class A5
12/15/2054	2.618%	2,334,000	2,386,230
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust(a)
Series 2010-1 Class A1
01/25/2051	5.314%	1,974,610	2,055,378
Independence Plaza Trust(a)
Series 2018-INDP Class A
07/10/2035	3.763%	2,060,000	2,127,939
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12 Class A5
07/15/2045	3.664%	1,763,000	1,806,287
Series 2014-C23 Class A4
09/15/2047	3.670%	485,836	505,788
Series 2015-C28 Class A3
10/15/2048	2.912%	2,976,007	3,014,122
JPMorgan Chase Commercial Mortgage Securities Trust(c),(g)
CMO Series 2006-CB15 Class X1
06/12/2043	0.210%	2,204,410	7,685
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16 Class A4
12/15/2046	4.166%	2,645,000	2,764,227
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KGS-Alpha SBA COOF Trust(a),(c),(f),(g)
CMO Series 2012-2 Class A
08/25/2038	0.008%	882,572	11,308
CMO Series 2013-2 Class A
03/25/2039	1.556%	1,429,343	48,910
CMO Series 2014-2 Class A
04/25/2040	2.829%	400,220	25,014
Ladder Capital Commercial Mortgage Trust(a)
Series 2013-GCP Class A2
02/15/2036	3.985%	1,535,000	1,672,571
Med Trust(a),(b)
Series 2021-MDLN Class A
1-month USD LIBOR + 0.950% Floor 0.950% 11/15/2038	1.050%	3,825,000	3,820,398
Merrill Lynch/Countrywide Commercial Mortgage Trust(a),(c),(g)
CMO Series 2006-4 Class XC
12/12/2049	1.156%	9,409	0
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5 Class A4
08/15/2045	3.176%	484,557	485,943
Morgan Stanley Capital I Trust(a),(c),(g)
CMO Series 2006-T21 Class X
10/12/2052	0.075%	3,216,182	516
Morgan Stanley Capital I Trust(c)
Series 2018-L1 Class A4
10/15/2051	4.407%	888,000	1,010,004
Morgan Stanley Capital I Trust
Series 2020-HR8 Class A3
03/15/2030	1.864%	1,424,000	1,379,538
Series 2021-L7 Class A5
10/15/2054	2.574%	2,323,000	2,374,557
Morgan Stanley Capital I, Inc.
Series 2021-L6 Class A4
06/15/2054	2.444%	593,000	599,690
MRCD MARK Mortgage Trust(a)
Series 2019-PARK Class A
12/15/2036	2.718%	4,000,000	4,061,492
Series 2019-PARK Class D
12/15/2036	2.718%	2,375,000	2,332,129
Progress Residential Trust(a)
Series 2021-SFR5 Class E1
07/17/2038	2.209%	8,050,000	7,813,040
Series 2021-SFR6 Class E1
07/17/2038	2.425%	5,000,000	4,920,180
Subordinated Series 2021-SFR2 Class E2
04/19/2038	2.647%	2,250,000	2,222,758
Subordinated Series 2021-SFR5 Class E2
07/17/2038	2.359%	4,730,000	4,575,661

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
December 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-SFR8 Class D
10/17/2038	2.082%	6,000,000	5,867,750
Subordinated Series 2021-SFR9 Class E2
11/17/2040	3.010%	2,899,000	2,811,052
Progress Residential Trust(a),(h)
Subordinated Series 2020-SFR2 Class GREG
06/17/2037	0.000%	5,154,026	5,062,745
RBS Commercial Funding, Inc., Trust(a)
Series 2013-SMV Class A
03/11/2031	3.260%	797,000	806,219
SLG Office Trust(a)
Series 2021-OVA Class A
07/15/2041	2.585%	5,710,000	5,857,776
Starwood Waypoint Homes Trust(d),(f)
Series 2019-STL Class A
10/11/2026	7.250%	2,300,000	2,300,000
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6 Class A4
04/10/2046	3.244%	857,000	870,342
VNDO Mortgage Trust(a)
Series 2012-6AVE Class A
11/15/2030	2.996%	1,165,409	1,181,507
Wachovia Bank Commercial Mortgage Trust(a),(c),(g)
CMO Series 2004-C12 Class
07/15/2041	0.637%	1,090,663	2,385
CMO Series 2006-C24 Class XC
03/15/2045	0.000%	464,461	5
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-SAVE Class A
1-month USD LIBOR + 1.150% Floor 1.150% 02/15/2040	1.260%	2,368,002	2,368,221
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $244,571,066)			242,968,514

Convertible Bonds 0.0%

Banking 0.0%
ING Groep NV(i)
12/31/2049	3.875%	1,500,000	1,418,838
Westpac Banking Corp.
Subordinated
07/24/2039	4.421%	525,000	615,705
Total			2,034,543
Total Convertible Bonds (Cost $2,025,000)			2,034,543

Corporate Bonds & Notes 35.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.8%
Airbus Group SE(a)
04/10/2027	3.150%	409,000	433,552
04/10/2047	3.950%	150,000	173,929
BAE Systems PLC(a)
02/15/2031	1.900%	1,223,000	1,161,905
09/15/2050	3.000%	209,000	203,758
Boeing Co. (The)
02/04/2023	1.167%	527,000	527,089
05/01/2023	4.508%	961,000	1,002,535
02/01/2024	1.950%	2,220,000	2,249,465
02/04/2024	1.433%	3,145,000	3,141,624
02/01/2026	2.750%	2,150,000	2,214,570
02/04/2026	2.196%	5,460,000	5,459,145
05/01/2026	3.100%	1,700,000	1,772,311
05/01/2027	5.040%	495,000	559,011
02/01/2028	3.250%	2,001,000	2,086,506
03/01/2028	3.250%	998,000	1,031,671
05/01/2030	5.150%	939,000	1,095,592
02/01/2031	3.625%	2,010,000	2,144,594
02/01/2035	3.250%	1,143,000	1,151,946
05/01/2040	5.705%	567,000	728,598
02/01/2050	3.750%	2,044,000	2,118,013
05/01/2050	5.805%	632,000	855,548
Harris Corp.
04/27/2035	4.854%	310,000	377,215
Howmet Aerospace, Inc.
05/01/2025	6.875%	54,000	62,053
01/15/2029	3.000%	2,758,000	2,762,863
L3Harris Technologies, Inc.
01/15/2031	1.800%	1,010,000	963,497
Lockheed Martin Corp.
05/15/2036	4.500%	400,000	488,759
Moog, Inc.(a)
12/15/2027	4.250%	870,000	875,972
Northrop Grumman Corp.
08/01/2023	3.250%	2,725,000	2,823,532
01/15/2028	3.250%	1,862,000	1,990,983
Raytheon Technologies Corp.
03/15/2024	3.200%	175,000	182,159
03/15/2032	2.375%	1,695,000	1,694,352
04/15/2047	4.350%	180,000	219,210
03/15/2052	3.030%	520,000	522,447
Spirit AeroSystems, Inc.(a)
04/15/2025	7.500%	595,000	626,034
TransDigm, Inc.(a)
03/15/2026	6.250%	685,000	711,807
TransDigm, Inc.
11/15/2027	5.500%	685,000	705,962

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Technologies Corp.
11/16/2028	4.125%	1,110,000	1,242,163
06/01/2042	4.500%	450,000	556,248
05/15/2045	4.150%	584,000	682,607
11/01/2046	3.750%	450,000	502,466
Total			48,101,691
Agencies 0.1%
Crowley Conro LLC
08/15/2043	4.181%	664,414	760,747
Israel Government AID Bond(j)
11/01/2024	0.000%	5,000,000	4,841,885
Total			5,602,632
Airlines 0.5%
Air Canada Pass-Through Trust(a)
05/15/2025	4.125%	1,482,413	1,495,620
Series 2017-1 Class A
01/15/2030	3.550%	460,442	441,513
Series 2017-1 Class AA
01/15/2030	3.300%	325,018	329,497
American Airlines Pass-Through Trust
Series 2015-1 Class A
05/01/2027	3.375%	439,642	435,005
Series 2016-3 Class AA
10/15/2028	3.000%	2,510,765	2,506,726
Series 2017-1 Class AA
02/15/2029	3.650%	535,937	556,190
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	900,000	936,643
04/20/2029	5.750%	680,000	727,202
British Airways Pass-Through Trust(a)
Series 2018-1 Class A
09/20/2031	4.125%	527,726	535,581
Series 2018-1 Class AA
09/20/2031	3.800%	380,893	396,529
Series 2019-1 Class AA
12/15/2032	3.300%	616,350	632,189
Continental Airlines Pass-Through Trust
04/19/2022	5.983%	127,675	128,709
10/29/2024	4.000%	108,816	113,033
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	4,252,000	4,472,397
10/20/2028	4.750%	5,952,000	6,510,574
Spirit Airlines Pass-Through Trust
02/15/2030	3.375%	248,062	250,099
United Airlines Pass-Through Trust
Series 2016-2 Class A
04/07/2030	3.100%	1,111,859	1,082,089
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Airlines, Inc.(a)
04/15/2026	4.375%	1,040,000	1,085,133
United Airlines, Inc. Pass-Through Trust
08/15/2025	4.300%	197,846	207,245
03/01/2026	4.600%	185,671	185,735
Series 2016-1 Class AA
07/07/2028	3.100%	631,149	646,718
Series 2016-1 Class B
01/07/2026	3.650%	91,730	90,064
Series 2018-1 Class A
03/01/2030	3.700%	1,541,328	1,555,153
Series 2018-1 Class AA
03/01/2030	3.500%	704,117	728,552
Series 2019-1 Class A
08/25/2031	4.550%	820,250	872,788
Series 2019-1 Class AA
08/25/2031	4.150%	917,792	994,050
Total			27,915,034
Apartment REIT 0.2%
ERP Operating LP
12/01/2028	4.150%	480,000	543,529
Essex Portfolio LP
03/01/2028	1.700%	2,444,000	2,385,252
01/15/2031	1.650%	307,000	287,057
06/15/2031	2.550%	962,000	964,947
03/15/2032	2.650%	295,000	296,764
Mid-America Apartments LP
10/15/2023	4.300%	963,000	1,008,734
11/15/2025	4.000%	1,143,000	1,237,147
03/15/2029	3.950%	944,000	1,055,130
UDR, Inc.
09/01/2026	2.950%	363,000	377,679
01/15/2030	3.200%	550,000	579,593
08/15/2031	3.000%	115,000	119,871
08/01/2032	2.100%	780,000	745,910
Total			9,601,613
Automotive 1.0%
Adient Global Holdings Ltd.(a)
08/15/2026	4.875%	1,055,000	1,080,131
Allison Transmission, Inc.(a)
06/01/2029	5.875%	1,360,000	1,483,342
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	1,805,000	1,878,596
BMW U.S. Capital LLC(a)
09/15/2023	2.250%	245,000	250,116
Clarios Global LP(a)
05/15/2025	6.750%	741,000	777,403

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dana, Inc.
06/15/2028	5.625%	1,060,000	1,126,226
Ford Motor Co.
01/15/2043	4.750%	762,000	842,157
Ford Motor Credit Co. LLC
11/01/2024	4.063%	757,000	796,844
11/13/2025	3.375%	2,205,000	2,287,897
01/08/2026	4.389%	1,685,000	1,813,330
08/10/2026	2.700%	4,218,000	4,260,180
08/17/2027	4.125%	4,110,000	4,436,752
05/03/2029	5.113%	2,055,000	2,337,562
11/13/2030	4.000%	1,406,000	1,511,962
06/17/2031	3.625%	4,506,000	4,745,320
General Motors Co.
10/01/2025	6.125%	590,000	678,356
General Motors Financial Co., Inc.
10/15/2024	1.200%	830,000	823,828
01/08/2026	1.250%	2,427,000	2,373,031
01/17/2027	4.350%	172,000	189,451
01/08/2031	2.350%	1,398,000	1,357,615
06/10/2031	2.700%	400,000	398,513
Goodyear Tire & Rubber Co. (The)(a)
07/15/2029	5.000%	630,000	676,506
07/15/2031	5.250%	695,000	755,074
Goodyear Tire & Rubber Co. (The)
04/30/2031	5.250%	495,000	539,618
Hyundai Capital America(a)
11/10/2022	1.150%	622,000	622,337
09/18/2023	1.250%	1,453,000	1,452,413
01/08/2024	0.800%	2,482,000	2,451,006
10/15/2025	1.800%	2,533,000	2,522,186
01/08/2026	1.300%	3,371,000	3,279,664
06/15/2026	1.500%	1,710,000	1,667,395
02/10/2027	3.000%	315,000	326,139
10/15/2027	2.375%	640,000	638,165
01/10/2028	1.800%	331,000	319,790
06/15/2028	2.000%	1,410,000	1,368,270
Lear Corp.
01/15/2032	2.600%	385,000	379,260
01/15/2052	3.550%	1,320,000	1,304,844
Nissan Motor Co., Ltd.(a)
09/17/2027	4.345%	2,234,000	2,412,290
09/17/2030	4.810%	454,000	508,052
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	556,000	582,549
Volkswagen Group of America Finance LLC(a)
11/24/2027	1.625%	293,000	284,628
Total			57,538,798
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 7.8%
ABN AMRO Bank NV(a),(i)
06/16/2027	1.542%	2,400,000	2,351,227
12/13/2029	2.470%	600,000	600,223
Subordinated
03/13/2037	3.324%	1,000,000	999,124
ABN AMRO Bank NV(a)
Subordinated
07/28/2025	4.750%	431,000	470,323
AIB Group PLC(a)
10/12/2023	4.750%	875,000	925,654
AIB Group PLC(a),(i)
04/10/2025	4.263%	655,000	690,027
American Express Co.
Subordinated
12/05/2024	3.625%	170,000	181,678
ANZ New Zealand International Ltd.(a)
02/13/2030	2.550%	298,000	306,897
ASB Bank Ltd.(a)
05/23/2024	3.125%	293,000	306,250
10/22/2031	2.375%	2,351,000	2,327,726
Australia & New Zealand Banking Group Ltd.(a)
Subordinated
05/19/2026	4.400%	226,000	247,197
Banco de Chile(a)
12/09/2031	2.990%	1,449,000	1,429,002
Banco Santander SA
05/28/2025	2.746%	1,000,000	1,034,406
03/25/2026	1.849%	1,000,000	994,347
Subordinated
12/03/2030	2.749%	800,000	782,363
Banco Santander SA(i)
09/14/2027	1.722%	2,600,000	2,551,760
Subordinated
11/22/2032	3.225%	2,800,000	2,805,622
Bank of America Corp.(i)
12/20/2023	3.004%	3,711,000	3,787,801
06/14/2024	0.523%	2,549,000	2,531,732
07/23/2024	3.864%	250,000	260,515
10/01/2025	3.093%	737,000	767,329
12/06/2025	1.530%	6,624,000	6,640,916
06/19/2026	1.319%	2,782,000	2,753,046
10/24/2026	1.197%	7,165,000	7,024,467
03/11/2027	1.658%	9,413,000	9,347,006
04/23/2027	3.559%	2,306,000	2,467,433
07/22/2027	1.734%	8,987,000	8,919,122
04/24/2028	3.705%	1,800,000	1,954,579
12/20/2028	3.419%	1,053,000	1,125,302
02/07/2030	3.974%	1,132,000	1,248,508
02/13/2031	2.496%	7,580,000	7,607,457

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/29/2031	2.592%	3,015,000	3,044,244
07/23/2031	1.898%	2,568,000	2,462,384
10/24/2031	1.922%	1,563,000	1,497,941
04/22/2032	2.687%	13,735,000	13,951,311
10/20/2032	2.572%	5,315,000	5,340,706
06/19/2041	2.676%	4,775,000	4,590,524
03/13/2052	3.483%	929,000	1,023,904
Bank of America Corp.
04/19/2026	3.500%	478,000	515,033
Bank of America NA
Subordinated
10/15/2036	6.000%	700,000	956,606
Bank of Montreal(i)
Subordinated
12/15/2032	3.803%	199,000	213,092
Bank of New York Mellon Corp. (The)
08/16/2023	2.200%	375,000	383,203
Bank of Nova Scotia (The)
Subordinated
12/16/2025	4.500%	260,000	286,172
Banque Federative du Credit Mutuel SA(a)
07/20/2023	3.750%	300,000	312,977
10/04/2026	1.604%	745,000	735,819
Barclays PLC(i)
12/10/2024	1.007%	1,691,000	1,678,547
11/24/2027	2.279%	4,644,000	4,655,696
11/24/2032	2.894%	1,444,000	1,451,204
11/24/2042	3.330%	1,052,000	1,068,358
Barclays PLC
03/16/2025	3.650%	1,100,000	1,163,074
BBVA USA
08/27/2024	2.500%	307,000	317,235
BNP Paribas SA(a),(i)
06/09/2026	2.219%	1,291,000	1,304,228
01/13/2027	1.323%	230,000	223,784
09/15/2029	2.159%	1,310,000	1,283,272
01/13/2031	3.052%	1,000,000	1,030,688
Subordinated
08/12/2035	2.588%	488,000	468,078
BNZ International Funding Ltd.(a)
02/21/2022	2.900%	273,000	273,898
11/03/2022	2.650%	350,000	356,035
BPCE SA(a)
01/20/2026	1.000%	1,175,000	1,138,176
Subordinated
07/11/2024	4.625%	300,000	321,011
BPCE SA(a),(i)
10/06/2026	1.652%	834,000	822,289
01/20/2032	2.277%	855,000	823,826
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
10/19/2032	3.116%	1,900,000	1,900,501
BPCE SA
12/02/2026	3.375%	700,000	750,883
Capital One Financial Corp.
01/29/2024	3.900%	367,000	386,578
Subordinated
10/29/2025	4.200%	239,000	259,872
Capital One Financial Corp.(i)
11/02/2027	1.878%	450,000	448,082
CIT Group, Inc.
Subordinated
03/09/2028	6.125%	900,000	1,087,235
Citigroup, Inc.(i)
04/24/2025	3.352%	645,000	673,769
04/08/2026	3.106%	2,000,000	2,096,854
06/09/2027	1.462%	1,040,000	1,021,025
07/24/2028	3.668%	1,140,000	1,229,563
04/23/2029	4.075%	500,000	551,310
03/20/2030	3.980%	1,300,000	1,434,050
01/29/2031	2.666%	2,000,000	2,030,745
11/03/2032	2.520%	2,275,000	2,275,776
01/24/2039	3.878%	100,000	113,418
Citigroup, Inc.
12/01/2025	7.000%	765,000	916,009
10/21/2026	3.200%	1,616,000	1,712,927
01/15/2028	6.625%	215,000	268,574
Citizens Bank NA
03/29/2023	3.700%	250,000	257,995
Citizens Financial Group, Inc.
02/06/2030	2.500%	550,000	552,922
Subordinated
09/30/2032	2.638%	386,000	382,560
Comerica, Inc.
02/01/2029	4.000%	239,000	267,314
Commonwealth Bank of Australia(a)
Subordinated
03/11/2041	3.305%	530,000	540,301
Cooperatieve Rabobank UA(a),(i)
12/15/2027	1.980%	3,727,000	3,728,090
Cooperatieve Rabobank UA
Subordinated
08/04/2025	4.375%	589,000	639,045
07/21/2026	3.750%	712,000	766,377
Credit Agricole SA(a),(i)
06/16/2026	1.907%	1,130,000	1,132,569
01/26/2027	1.247%	1,790,000	1,739,321
Subordinated
01/10/2033	4.000%	1,634,000	1,743,299

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Agricole SA(a)
Subordinated
03/17/2025	4.375%	340,000	365,892
01/14/2030	3.250%	685,000	709,865
01/11/2041	2.811%	250,000	239,348
Credit Suisse AG
04/09/2025	2.950%	925,000	968,688
08/07/2026	1.250%	4,232,000	4,126,793
Credit Suisse Group AG(a)
01/09/2023	3.574%	418,000	418,172
Credit Suisse Group AG(a),(i)
09/11/2025	2.593%	770,000	785,968
06/05/2026	2.193%	580,000	583,615
02/02/2027	1.305%	1,390,000	1,343,543
01/12/2029	3.869%	250,000	267,565
05/14/2032	3.091%	3,525,000	3,583,484
Credit Suisse Group Funding Guernsey Ltd.
06/09/2023	3.800%	650,000	673,742
03/26/2025	3.750%	250,000	265,550
Danske Bank A/S(a)
03/02/2022	2.700%	342,000	343,168
Danske Bank A/S(a),(i)
12/08/2023	1.171%	812,000	811,774
Deutsche Bank AG(i)
11/24/2026	2.129%	945,000	943,805
Deutsche Bank AG/New York(i)
09/18/2024	2.222%	1,995,000	2,021,293
DNB Bank ASA(a),(i)
03/30/2028	1.605%	685,000	669,491
Federation des Caisses Desjardins du Quebec(a)
02/10/2025	2.050%	682,000	690,916
Fifth Third Bancorp
01/25/2024	3.650%	179,000	187,660
Goldman Sachs Group, Inc. (The)(i)
09/10/2024	0.657%	4,678,000	4,641,591
10/21/2024	0.925%	9,361,000	9,321,163
09/29/2025	3.272%	887,000	930,434
03/09/2027	1.431%	2,635,000	2,580,838
10/21/2027	1.948%	2,315,000	2,307,314
06/05/2028	3.691%	1,301,000	1,404,118
04/22/2032	2.615%	5,000,000	5,025,411
07/21/2032	2.383%	3,630,000	3,574,504
10/21/2032	2.650%	5,100,000	5,133,807
Goldman Sachs Group, Inc. (The)
01/23/2025	3.500%	197,000	207,800
05/22/2025	3.750%	4,028,000	4,299,638
11/16/2026	3.500%	900,000	959,782
01/26/2027	3.850%	2,122,000	2,284,671
02/07/2030	2.600%	1,600,000	1,626,666
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
10/21/2025	4.250%	531,000	579,387
HSBC Holdings PLC(i)
05/18/2024	3.950%	224,000	232,393
11/22/2027	2.251%	2,215,000	2,222,014
03/13/2028	4.041%	1,007,000	1,088,579
09/22/2028	2.013%	2,500,000	2,447,721
08/17/2029	2.206%	1,330,000	1,304,621
08/18/2031	2.357%	1,420,000	1,387,306
05/24/2032	2.804%	3,240,000	3,255,855
11/22/2032	2.871%	1,830,000	1,846,646
HSBC Holdings PLC
03/08/2026	4.300%	855,000	935,771
Subordinated
03/14/2024	4.250%	2,500,000	2,641,112
ING Groep NV
04/09/2024	3.550%	298,000	312,531
ING Groep NV(a),(i)
07/01/2026	1.400%	930,000	919,577
ING Groep NV(i)
04/01/2027	1.726%	275,000	273,165
Intesa Sanpaolo SpA(a)
Subordinated
06/01/2042	4.950%	2,956,000	3,028,815
JPMorgan Chase & Co.(i)
10/15/2025	2.301%	583,000	595,954
12/10/2025	1.561%	15,512,000	15,539,686
04/22/2026	2.083%	4,087,000	4,149,133
11/19/2026	1.045%	5,212,000	5,077,161
02/04/2027	1.040%	9,347,000	9,042,105
09/22/2027	1.470%	4,651,000	4,559,854
06/01/2028	2.182%	2,863,000	2,882,489
06/01/2029	2.069%	4,659,000	4,620,125
KeyBank NA
05/22/2022	3.180%	468,000	472,791
Lloyds Banking Group PLC(i)
05/11/2027	1.627%	1,045,000	1,027,784
Lloyds Banking Group PLC
03/22/2028	4.375%	392,000	440,783
Subordinated
12/10/2025	4.582%	500,000	545,590
Macquarie Bank Ltd.(a)
07/29/2025	4.000%	327,000	354,395
01/15/2026	3.900%	370,000	402,174
Macquarie Bank Ltd.(a),(i)
Subordinated
03/03/2036	3.052%	280,000	274,967

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Macquarie Group Ltd.(a),(i)
10/14/2025	1.201%	4,225,000	4,182,774
01/12/2027	1.340%	575,000	559,704
04/14/2028	1.935%	3,582,000	3,519,956
01/15/2030	5.033%	1,145,000	1,326,766
01/14/2033	2.871%	2,589,000	2,580,371
Mitsubishi UFJ Financial Group, Inc.
02/22/2022	2.998%	177,000	177,607
07/26/2023	3.761%	228,000	237,960
09/13/2023	2.527%	384,000	393,973
03/07/2024	3.407%	257,000	269,115
02/25/2025	2.193%	2,080,000	2,122,971
07/17/2030	2.048%	549,000	533,459
07/18/2039	3.751%	710,000	803,584
Mitsubishi UFJ Financial Group, Inc.(i)
07/19/2025	0.953%	5,582,000	5,518,232
07/20/2027	1.538%	5,515,000	5,420,956
10/13/2027	1.640%	4,701,000	4,635,511
07/20/2032	2.309%	2,883,000	2,846,013
10/13/2032	2.494%	1,920,000	1,919,131
Mizuho Financial Group, Inc.
02/28/2022	2.953%	435,000	436,666
Subordinated
09/13/2031	2.564%	1,890,000	1,844,440
Mizuho Financial Group, Inc.(i)
05/25/2026	2.226%	1,150,000	1,165,227
05/22/2027	1.234%	1,129,000	1,093,920
09/13/2030	2.869%	219,000	225,585
Morgan Stanley(i)
01/25/2024	0.529%	523,000	521,223
01/22/2025	0.791%	13,050,000	12,925,437
05/30/2025	0.790%	9,742,000	9,613,398
10/21/2025	0.864%	1,856,000	1,830,637
10/21/2025	1.164%	7,022,000	6,960,612
04/28/2026	2.188%	4,135,000	4,215,828
12/10/2026	0.985%	4,754,000	4,611,708
07/20/2027	1.512%	3,635,000	3,577,603
07/22/2028	3.591%	889,000	958,962
01/24/2029	3.772%	333,000	362,585
01/23/2030	4.431%	1,547,000	1,761,612
02/13/2032	1.794%	1,240,000	1,175,037
04/28/2032	1.928%	5,000,000	4,777,357
07/21/2032	2.239%	4,103,000	4,019,851
10/20/2032	2.511%	2,155,000	2,152,911
04/22/2039	4.457%	630,000	755,435
Morgan Stanley
10/23/2024	3.700%	273,000	290,812
07/23/2025	4.000%	2,053,000	2,226,732
01/27/2045	4.300%	500,000	614,637
National Australia Bank Ltd.(a)
Subordinated
08/21/2030	2.332%	1,000,000	957,120
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
National Australia Bank Ltd.(a),(i)
Subordinated
08/02/2034	3.933%	935,000	994,618
Nationwide Building Society(a)
08/28/2025	1.000%	203,000	198,832
NatWest Markets PLC(a)
09/29/2026	1.600%	1,530,000	1,506,362
Nordea Bank Abp(a)
Subordinated
09/21/2022	4.250%	310,000	317,745
Northern Trust Corp.(i)
Subordinated
05/08/2032	3.375%	231,000	243,171
PNC Bank NA
Subordinated
01/30/2023	2.950%	285,000	291,417
Royal Bank of Canada
10/05/2023	3.700%	341,000	357,606
Royal Bank of Scotland Group PLC
09/12/2023	3.875%	425,000	443,159
04/05/2026	4.800%	1,100,000	1,226,473
Royal Bank of Scotland Group PLC(i)
03/22/2025	4.269%	340,000	360,083
05/22/2028	3.073%	1,690,000	1,761,093
05/08/2030	4.445%	208,000	234,046
Subordinated
11/01/2029	3.754%	800,000	834,847
Santander UK Group Holdings PLC(i)
06/14/2027	1.673%	3,000,000	2,940,839
Santander UK Group Holdings PLC(a)
Subordinated
09/15/2025	4.750%	640,000	699,037
Societe Generale SA(a)
01/22/2025	2.625%	857,000	878,479
01/22/2030	3.000%	354,000	366,130
Subordinated
04/14/2025	4.250%	900,000	956,002
Societe Generale SA(a),(i)
12/14/2026	1.488%	2,401,000	2,340,665
06/09/2032	2.889%	5,390,000	5,381,514
SouthTrust Bank
Subordinated
05/15/2025	7.690%	500,000	572,951
Standard Chartered PLC(a),(b)
3-month USD LIBOR + 1.150% 01/20/2023	4.247%	600,000	600,868
Standard Chartered PLC(a),(i)
01/30/2026	2.819%	1,450,000	1,489,405
01/14/2027	1.456%	460,000	446,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
03/15/2033	4.866%	700,000	763,524
Sumitomo Mitsui Financial Group, Inc.
07/08/2025	1.474%	563,000	559,935
07/14/2026	2.632%	201,000	208,445
09/17/2026	1.402%	3,740,000	3,652,380
10/19/2026	3.010%	297,000	312,386
09/17/2028	1.902%	5,880,000	5,768,198
07/16/2029	3.040%	769,000	803,034
SunTrust Bank
Subordinated
05/15/2026	3.300%	200,000	212,863
SunTrust Banks, Inc.
05/01/2025	4.000%	191,000	206,235
Toronto-Dominion Bank (The)
09/10/2026	1.250%	2,349,000	2,308,506
U.S. Bancorp
Subordinated
04/27/2026	3.100%	251,000	265,724
UBS Group AG(a),(i)
01/30/2027	1.364%	358,000	349,990
08/10/2027	1.494%	3,564,000	3,477,541
08/13/2030	3.126%	400,000	418,797
UBS Group Funding Switzerland AG(a)
05/23/2023	3.491%	327,000	330,367
09/24/2025	4.125%	399,000	431,955
UBS Group Funding Switzerland AG(a),(i)
08/15/2023	2.859%	200,000	202,382
UniCredit SpA(a)
01/14/2022	6.572%	1,500,000	1,503,260
UniCredit SpA(a),(i)
09/22/2026	2.569%	1,095,000	1,096,196
Wells Fargo & Co.
09/29/2025	3.550%	682,000	728,215
Subordinated
06/03/2026	4.100%	777,000	847,323
06/14/2046	4.400%	698,000	826,200
Wells Fargo & Co.(i)
02/11/2026	2.164%	273,000	277,514
06/17/2027	3.196%	2,620,000	2,767,014
06/02/2028	2.393%	491,000	499,141
02/11/2031	2.572%	2,845,000	2,903,911
04/30/2041	3.068%	3,481,000	3,561,329
12/31/2049	3.900%	715,000	731,509
Westpac Banking Corp.
05/13/2026	2.850%	170,000	179,338
11/20/2028	1.953%	3,949,000	3,934,091
Subordinated
11/18/2041	3.133%	467,000	463,565
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Westpac Banking Corp.(i)
Subordinated
02/04/2030	2.894%	1,630,000	1,664,291
11/23/2031	4.322%	600,000	649,131
11/18/2036	3.020%	467,000	461,958
Total			471,728,879
Brokerage/Asset Managers/Exchanges 0.4%
BlackRock, Inc.
02/25/2032	2.100%	1,856,000	1,841,848
Blackstone Holdings Finance Co. LLC(a)
08/05/2051	2.850%	277,000	270,199
Blackstone Private Credit Fund(a)
11/22/2024	2.350%	2,391,000	2,391,394
12/15/2026	2.625%	8,039,000	7,844,208
03/15/2027	3.250%	3,349,000	3,353,125
Blue Owl Finance LLC(a)
10/07/2051	4.125%	403,000	407,106
Brookfield Finance LLC
04/15/2050	3.450%	620,000	642,327
Brookfield Finance, Inc.
03/29/2029	4.850%	385,000	443,793
09/20/2047	4.700%	369,000	453,892
Charles Schwab Corp. (The)(i)
12/31/2049	4.000%	781,000	788,018
Junior Subordinated
12/31/2049	4.000%	564,000	576,932
Daiwa Securities Group, Inc.(a)
04/19/2022	3.129%	305,000	307,073
Invesco Finance PLC
01/15/2026	3.750%	193,000	208,691
KKR Group Finance Co. X LLC(a)
12/15/2051	3.250%	1,252,000	1,248,500
LPL Holdings, Inc.(a)
03/15/2029	4.000%	495,000	507,833
LSEGA Financing PLC(a)
04/06/2028	2.000%	721,000	711,244
Nomura Holdings, Inc.
01/16/2025	2.648%	354,000	364,219
07/16/2030	2.679%	290,000	289,318
Total			22,649,720
Building Materials 0.1%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	885,000	905,442
Cemex SAB de CV(a)
07/11/2031	3.875%	600,000	598,654

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CRH America Finance, Inc.(a)
05/09/2027	3.400%	311,000	331,999
Martin Marietta Materials, Inc.
06/01/2027	3.450%	395,000	422,866
Masco Corp.
10/01/2030	2.000%	400,000	383,467
08/15/2032	6.500%	540,000	704,988
PGT Innovations, Inc.(a)
10/01/2029	4.375%	640,000	643,199
SRS Distribution, Inc.(a)
07/01/2028	4.625%	630,000	635,188
Standard Industries, Inc.(a)
01/15/2028	4.750%	1,590,000	1,644,788
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%	1,020,000	1,067,972
Total			7,338,563
Cable and Satellite 1.3%
Altice Financing SA(a)
01/15/2028	5.000%	2,135,000	2,076,315
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	3,555,000	3,679,963
06/01/2029	5.375%	4,990,000	5,387,078
03/01/2030	4.750%	4,595,000	4,790,176
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	896,000	909,743
02/15/2028	3.750%	85,000	91,124
01/15/2029	2.250%	5,073,000	4,961,573
04/01/2038	5.375%	286,000	340,850
06/01/2041	3.500%	3,232,000	3,150,220
03/01/2042	3.500%	4,032,000	3,912,200
03/01/2050	4.800%	2,979,000	3,339,386
04/01/2051	3.700%	1,751,000	1,692,537
06/01/2052	3.900%	3,290,000	3,292,143
12/01/2061	4.400%	1,242,000	1,284,630
Comcast Corp.
10/15/2025	3.950%	199,000	217,563
03/01/2026	3.150%	212,000	226,117
02/15/2031	1.500%	1,022,000	962,826
08/15/2034	4.200%	400,000	470,757
03/01/2038	3.900%	2,000,000	2,255,820
11/01/2039	3.250%	640,000	674,073
04/01/2040	3.750%	1,899,000	2,124,326
11/01/2049	3.999%	170,000	196,999
02/01/2050	3.450%	181,000	193,379
11/01/2052	4.049%	142,000	166,863
Comcast Corp.(a)
11/01/2051	2.887%	2,304,000	2,228,994
11/01/2056	2.937%	1,745,000	1,662,200
11/01/2063	2.987%	978,000	929,533
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cox Communications, Inc.(a)
10/01/2030	1.800%	1,180,000	1,108,726
10/01/2050	2.950%	850,000	799,369
CSC Holdings LLC
06/01/2024	5.250%	970,000	1,012,073
CSC Holdings LLC(a)
02/01/2029	6.500%	4,167,000	4,470,615
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	1,025,000	1,049,989
DISH DBS Corp.
11/15/2024	5.875%	2,105,000	2,161,692
07/01/2026	7.750%	3,145,000	3,322,072
Hughes Satellite Systems Corp.
08/01/2026	6.625%	1,185,000	1,326,076
Sirius XM Radio, Inc.(a)
08/01/2027	5.000%	1,855,000	1,929,404
07/01/2029	5.500%	2,365,000	2,551,199
TCI Communications, Inc.
02/15/2028	7.125%	415,000	535,443
Time Warner Cable LLC
05/01/2037	6.550%	600,000	785,974
06/15/2039	6.750%	1,400,000	1,908,593
Videotron Ltd.(a)
06/15/2024	5.375%	960,000	1,029,439
04/15/2027	5.125%	690,000	713,621
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	910,000	957,570
Total			76,879,243
Chemicals 0.5%
Air Liquide Finance SA(a)
09/27/2023	2.250%	315,000	321,567
Air Products & Chemicals, Inc.
05/15/2027	1.850%	566,000	575,331
Albemarle Corp.
12/01/2044	5.450%	270,000	352,210
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	1,435,000	1,497,841
Braskem Idesa SAPI(a)
02/20/2032	6.990%	247,000	248,931
Chemours Co. (The)(a)
11/15/2028	5.750%	1,595,000	1,668,325
Chevron Phillips Chemical Co. LLC /LP(a)
04/01/2025	5.125%	346,000	384,210
Dow Chemical Co. (The)
11/15/2050	3.600%	1,867,000	2,024,367
DowDuPont, Inc.
11/15/2038	5.319%	290,000	372,954

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ecolab, Inc.
02/01/2032	2.125%	2,777,000	2,755,268
12/15/2051	2.700%	1,020,000	1,004,557
Element Solutions, Inc.(a)
09/01/2028	3.875%	1,460,000	1,478,099
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	990,000	993,550
International Flavors & Fragrances, Inc.(a)
10/15/2027	1.832%	885,000	871,139
11/15/2040	3.268%	505,000	516,089
12/01/2050	3.468%	390,000	408,987
International Flavors & Fragrances, Inc.
09/26/2028	4.450%	210,000	237,939
09/26/2048	5.000%	261,000	335,530
LYB International Finance III LLC
10/01/2025	1.250%	368,000	362,613
10/01/2040	3.375%	2,792,000	2,905,905
04/01/2051	3.625%	2,768,000	2,940,231
Nutrien Ltd.
04/01/2029	4.200%	155,000	174,776
03/15/2035	4.125%	700,000	795,554
04/01/2049	5.000%	220,000	295,868
Olin Corp.
09/15/2027	5.125%	345,000	355,405
08/01/2029	5.625%	455,000	493,123
PPG Industries, Inc.
03/15/2026	1.200%	213,000	208,560
Trinseo Materials Operating SCA/Finance, Inc.(a)
09/01/2025	5.375%	1,210,000	1,230,368
Union Carbide Corp.
10/01/2096	7.750%	920,000	1,612,584
Westlake Chemical Corp.
08/15/2026	3.600%	1,026,000	1,101,176
08/15/2051	3.125%	3,339,000	3,222,307
WR Grace Holdings LLC(a)
10/01/2024	5.625%	805,000	847,340
Total			32,592,704
Construction Machinery 0.2%
Herc Holdings, Inc.(a)
07/15/2027	5.500%	1,020,000	1,061,865
John Deere Capital Corp.
07/05/2022	0.550%	2,858,000	2,860,064
04/06/2023	1.200%	2,201,000	2,213,671
United Rentals North America, Inc.
01/15/2028	4.875%	2,150,000	2,259,142
01/15/2030	5.250%	765,000	828,196
02/15/2031	3.875%	1,055,000	1,071,393
Total			10,294,331
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.2%
ADT Security Corp. (The)(a)
07/15/2032	4.875%	580,000	592,532
Allied Universal Holdco LLC/Finance Corp./Atlas Luxco 4 Sarl(a)
06/01/2028	4.625%	910,000	909,268
06/01/2028	4.625%	920,000	903,140
Arches Buyer, Inc.(a)
06/01/2028	4.250%	1,295,000	1,295,289
Booking Holdings, Inc.
03/15/2023	2.750%	321,000	328,008
Brink’s Co. (The)(a)
10/15/2027	4.625%	870,000	900,630
Ford Foundation (The)
06/01/2070	2.815%	440,000	453,458
Garda World Security Corp(a)
02/15/2027	4.625%	1,050,000	1,050,628
Prime Security Services Borrower LLC/Finance, Inc.(a)
04/15/2026	5.750%	1,980,000	2,125,429
Service Corp. International
06/01/2029	5.125%	980,000	1,055,450
Staples, Inc.(a)
04/15/2026	7.500%	1,140,000	1,170,831
Uber Technologies, Inc.(a)
05/15/2025	7.500%	985,000	1,037,715
Total			11,822,378
Consumer Products 0.3%
ACCO Brands Corp.(a)
03/15/2029	4.250%	1,285,000	1,276,274
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	800,000	839,554
Central Garden & Pet Co.
10/15/2030	4.125%	1,255,000	1,265,368
Edgewell Personal Care Co.(a)
06/01/2028	5.500%	1,480,000	1,571,704
Energizer Holdings, Inc.(a)
06/15/2028	4.750%	1,540,000	1,570,957
Estee Lauder Companies, Inc. (The)
03/15/2031	1.950%	557,000	549,581
Mattel, Inc.(a)
04/01/2026	3.375%	770,000	789,817
04/01/2029	3.750%	645,000	669,735
Mead Johnson Nutrition Co.
06/01/2044	4.600%	350,000	451,502
Natura Cosmeticos SA(a)
05/03/2028	4.125%	300,000	294,455

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Newell Brands, Inc.(i)
04/01/2036	5.875%	365,000	449,810
Newell, Inc.
04/01/2026	4.200%	975,000	1,063,421
Prestige Brands, Inc.(a)
01/15/2028	5.125%	860,000	895,081
Scotts Miracle-Gro Co. (The)
10/15/2029	4.500%	1,635,000	1,702,235
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	1,205,000	1,266,837
Tempur Sealy International, Inc.(a)
04/15/2029	4.000%	1,370,000	1,396,861
Unilever Capital Corp.
03/22/2025	3.375%	230,000	244,807
Valvoline, Inc.(a)
02/15/2030	4.250%	825,000	841,827
Total			17,139,826
Diversified Manufacturing 0.2%
Amsted Industries, Inc.(a)
07/01/2027	5.625%	850,000	884,354
BWX Technologies, Inc.(a)
06/30/2028	4.125%	705,000	715,174
04/15/2029	4.125%	545,000	553,801
Eaton Corp.
04/01/2024	7.625%	170,000	191,177
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	2,667,000	3,198,657
Griffon Corp.
03/01/2028	5.750%	1,440,000	1,497,816
Madison IAQ LLC(a)
06/30/2028	4.125%	1,365,000	1,372,192
Nvent Finance Sarl
04/15/2028	4.550%	450,000	499,628
Roper Technologies, Inc.
09/15/2027	1.400%	569,000	552,499
06/30/2030	2.000%	242,000	233,015
TriMas Corp.(a)
04/15/2029	4.125%	725,000	728,811
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	790,000	829,769
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	305,000	323,024
06/15/2028	7.250%	1,805,000	1,984,635
WW Grainger, Inc.
06/15/2045	4.600%	200,000	256,034
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Xylem, Inc.
01/30/2031	2.250%	176,000	174,282
Total			13,994,868
Electric 2.2%
AEP Transmission Co., LLC
09/15/2049	3.150%	440,000	449,437
AES Corp. (The)
01/15/2026	1.375%	2,010,000	1,953,361
Alabama Power Co.
02/15/2033	5.700%	467,000	601,380
05/15/2038	6.125%	70,000	97,989
07/15/2051	3.125%	360,000	368,769
Alexander Funding Trust(a)
11/15/2023	1.841%	1,000,000	1,005,546
Ameren Corp.
03/15/2027	1.950%	240,000	240,937
American Transmission Systems, Inc.(a)
01/15/2032	2.650%	650,000	657,802
Appalachian Power Co.
03/01/2049	4.500%	215,000	261,006
Ausgrid Finance Pty Ltd.(a)
05/01/2023	3.850%	850,000	873,047
Baltimore Gas & Electric Co.
08/15/2046	3.500%	376,000	410,471
Baltimore Gas and Electric Co.
06/15/2031	2.250%	1,391,000	1,396,065
Berkshire Hathaway Energy Co.
11/15/2023	3.750%	333,000	348,405
02/01/2025	3.500%	180,000	191,019
Black Hills Corp.
10/15/2049	3.875%	843,000	933,303
Calpine Corp.(a)
06/01/2026	5.250%	360,000	369,342
02/15/2028	4.500%	1,855,000	1,924,300
China Southern Power Grid International Finance BVI Co., Ltd.(a)
05/08/2027	3.500%	720,000	774,328
CMS Energy Corp.
08/15/2027	3.450%	300,000	322,600
Commonwealth Edison Co.
06/15/2046	3.650%	243,000	270,969
Connecticut Light & Power Co. (The)
04/01/2048	4.000%	236,000	283,726
Consumers Energy Co.
08/15/2052	2.650%	1,024,000	1,000,043
05/01/2060	2.500%	795,000	702,053
08/31/2064	4.350%	547,000	686,034

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominion Energy, Inc.
04/15/2026	1.450%	1,181,000	1,169,140
08/01/2033	5.250%	448,000	550,675
DTE Electric Co.
06/15/2042	3.950%	364,000	414,182
03/01/2050	2.950%	1,624,000	1,647,983
DTE Energy Co.
06/01/2025	1.050%	983,000	964,709
03/01/2030	2.950%	1,248,000	1,289,355
Duke Energy Carolinas LLC
12/01/2028	6.000%	205,000	252,989
04/15/2031	2.550%	949,000	972,201
12/15/2041	4.250%	313,000	368,542
Duke Energy Corp.
09/01/2026	2.650%	213,000	221,081
06/15/2031	2.550%	3,711,000	3,708,846
06/15/2041	3.300%	465,000	473,169
06/15/2051	3.500%	1,271,000	1,321,240
Duke Energy Florida LLC
12/15/2031	2.400%	1,386,000	1,403,366
Duke Energy Indiana LLC
05/15/2046	3.750%	188,000	210,837
Duke Energy Ohio, Inc.
02/01/2049	4.300%	295,000	355,437
Duke Energy Progress LLC
04/01/2035	5.700%	300,000	389,717
10/15/2046	3.700%	323,000	361,683
09/15/2047	3.600%	300,000	332,195
08/15/2050	2.500%	1,401,000	1,303,429
Duquesne Light Holdings, Inc.(a)
08/01/2027	3.616%	700,000	742,553
10/01/2030	2.532%	1,095,000	1,071,469
Edison International
06/15/2027	5.750%	170,000	194,431
Emera US Finance LP
06/15/2046	4.750%	600,000	712,688
Enel Finance International NV(a)
04/06/2028	3.500%	335,000	358,391
07/12/2028	1.875%	1,636,000	1,595,710
07/12/2031	2.250%	1,764,000	1,708,741
Entergy Arkansas LLC
06/15/2051	2.650%	2,173,000	2,033,523
Entergy Arkansas, Inc.
04/01/2026	3.500%	307,000	328,967
Entergy Corp.
09/01/2026	2.950%	336,000	351,474
Entergy Louisiana LLC
06/01/2031	3.050%	472,000	499,896
03/15/2051	2.900%	620,000	606,303
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eversource Energy
08/15/2026	1.400%	1,410,000	1,384,177
Exelon Generation Co. LLC
06/15/2022	4.250%	384,000	386,760
06/01/2025	3.250%	440,000	462,075
10/01/2039	6.250%	300,000	377,261
06/15/2042	5.600%	1,590,000	1,887,243
FirstEnergy Transmission LLC(a)
04/01/2049	4.550%	325,000	372,742
Florida Power & Light Co.
09/01/2035	5.400%	600,000	782,021
12/04/2051	2.875%	465,000	474,245
Fortis, Inc.
10/04/2026	3.055%	620,000	646,994
Interstate Power and Light Co.
09/30/2049	3.500%	577,000	624,923
11/30/2051	3.100%	117,000	118,093
ITC Holdings Corp.
11/15/2022	2.700%	1,886,000	1,914,996
ITC Holdings Corp.(a)
05/14/2030	2.950%	530,000	542,151
Jersey Central Power & Light Co.(a)
01/15/2026	4.300%	260,000	282,039
03/01/2032	2.750%	1,524,000	1,550,718
Jersey Central Power & Light Co.
06/01/2037	6.150%	150,000	199,174
Kansas City Power & Light Co.
10/01/2041	5.300%	750,000	989,518
06/15/2047	4.200%	400,000	477,105
Metropolitan Edison Co.(a)
01/15/2029	4.300%	2,087,000	2,332,908
MidAmerican Energy Co.
11/01/2035	5.750%	600,000	799,026
08/01/2052	2.700%	1,205,000	1,180,966
Mid-Atlantic Interstate Transmission LLC(a)
05/15/2028	4.100%	255,000	280,150
Mississippi Power Co.
03/30/2028	3.950%	2,301,000	2,523,826
03/15/2042	4.250%	642,000	744,538
07/30/2051	3.100%	1,667,000	1,652,715
Nevada Power Co.
04/01/2036	6.650%	225,000	322,856
09/15/2040	5.375%	546,000	707,278
New England Power Co.(a)
12/05/2047	3.800%	168,000	183,430
Niagara Mohawk Power Corp.(a)
10/01/2034	4.278%	753,000	851,283

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northern States Power Co.
04/01/2052	3.200%	938,000	1,006,416
NRG Energy, Inc.(a)
12/02/2025	2.000%	860,000	865,920
12/02/2027	2.450%	960,000	952,464
06/15/2029	4.450%	585,000	637,810
06/15/2029	5.250%	605,000	647,726
NRG Energy, Inc.
01/15/2027	6.625%	107,000	111,323
01/15/2028	5.750%	1,415,000	1,494,217
NSTAR Electric Co.
06/01/2051	3.100%	862,000	909,206
Ohio Power Co.
10/01/2051	2.900%	1,195,000	1,161,799
Oklahoma Gas and Electric Co.
05/26/2023	0.553%	30,000	29,846
Oncor Electric Delivery Co. LLC
03/15/2029	5.750%	155,000	189,996
Oncor Electric Delivery Co. LLC(a)
11/15/2051	2.700%	899,000	875,280
Pacific Gas & Electric Co.
03/01/2026	2.950%	435,000	442,266
08/15/2042	3.750%	183,000	171,378
02/15/2044	4.750%	468,000	488,264
Pacific Gas and Electric Co.
06/16/2022	1.750%	2,255,000	2,253,444
03/10/2023	1.367%	1,075,000	1,068,641
11/15/2023	1.700%	400,000	399,785
07/01/2025	3.450%	690,000	715,813
08/01/2027	2.100%	1,801,000	1,741,661
07/01/2040	4.500%	479,000	502,228
06/01/2041	4.200%	810,000	822,987
04/15/2042	4.450%	2,950,000	3,006,960
03/15/2045	4.300%	310,000	313,469
12/01/2047	3.950%	2,097,000	2,040,451
07/01/2050	4.950%	1,877,000	2,056,033
PacifiCorp
10/15/2037	6.250%	200,000	278,134
02/15/2050	4.150%	1,577,000	1,870,041
06/15/2052	2.900%	1,200,000	1,184,319
PECO Energy Co.
06/15/2050	2.800%	490,000	481,111
09/15/2051	2.850%	1,677,000	1,672,790
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	1,496,000	1,571,637
PG&E Corp.
07/01/2028	5.000%	816,000	857,890
07/01/2030	5.250%	610,000	639,535
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Potomac Electric Power Co.
12/15/2038	7.900%	160,000	255,303
03/15/2043	4.150%	250,000	293,781
Public Service Co. of Colorado
06/15/2031	1.875%	2,139,000	2,084,963
Public Service Co. of New Hampshire
11/01/2023	3.500%	303,000	314,984
Public Service Co. of Oklahoma
08/15/2031	2.200%	1,410,000	1,392,134
08/15/2051	3.150%	944,000	957,500
Public Service Electric and Gas Co.
08/15/2031	1.900%	1,863,000	1,824,765
05/01/2050	2.700%	942,000	913,673
08/01/2050	2.050%	388,000	330,201
Public Service Enterprise Group, Inc.
08/15/2030	1.600%	1,078,000	1,000,327
11/15/2031	2.450%	2,169,000	2,151,473
Puget Sound Energy, Inc.
09/15/2051	2.893%	800,000	789,567
San Diego Gas & Electric Co.
06/01/2026	6.000%	179,000	211,454
08/15/2051	2.950%	535,000	536,925
Southern California Edison Co.
03/01/2028	3.650%	200,000	215,952
01/15/2036	5.550%	130,000	157,292
02/01/2038	5.950%	210,000	272,433
03/01/2048	4.125%	1,043,000	1,172,174
Southern Co. (The)
07/01/2026	3.250%	250,000	264,920
Southern Power Co.
09/15/2041	5.150%	1,166,000	1,431,414
Southwestern Electric Power Co.
04/01/2045	3.900%	428,000	467,188
11/01/2051	3.250%	731,000	728,394
Southwestern Public Service Co.
08/15/2041	4.500%	338,000	409,298
Toledo Edison Co. (The)
05/15/2037	6.150%	600,000	828,390
Trans-Allegheny Interstate Line Co.(a)
06/01/2025	3.850%	660,000	699,765
Union Electric Co.
06/15/2027	2.950%	286,000	301,519
Virginia Electric and Power Co.
03/15/2023	2.750%	127,000	129,433
12/15/2050	2.450%	542,000	498,813
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	1,860,000	1,923,207
07/31/2027	5.000%	1,185,000	1,230,138

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	29

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WEC Energy Group, Inc.
03/15/2024	0.800%	2,358,000	2,335,097
10/15/2027	1.375%	1,353,000	1,306,182
Wisconsin Electric Power Co.
06/01/2025	3.100%	192,000	201,493
Xcel Energy, Inc.
09/15/2041	4.800%	90,000	110,019
Total			130,289,076
Environmental 0.1%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	1,000,000	1,032,984
GFL Environmental, Inc.(a)
08/01/2025	3.750%	970,000	983,690
08/01/2028	4.000%	640,000	628,076
09/01/2028	3.500%	805,000	792,962
Republic Services, Inc.
02/15/2031	1.450%	378,000	351,887
Stericycle, Inc.(a)
07/15/2024	5.375%	475,000	487,689
01/15/2029	3.875%	795,000	786,704
Total			5,063,992
Finance Companies 1.2%
AerCap Ireland Capital DAC/Global Aviation Trust
01/23/2023	3.300%	935,000	954,917
07/03/2023	4.125%	500,000	519,824
09/15/2023	4.500%	2,905,000	3,048,787
10/29/2023	1.150%	7,524,000	7,492,494
02/15/2024	3.150%	2,875,000	2,963,527
08/14/2024	2.875%	632,000	650,032
10/29/2024	1.650%	4,883,000	4,876,579
10/29/2024	1.750%	6,114,000	6,106,291
01/15/2025	3.500%	218,000	227,945
07/15/2025	6.500%	1,285,000	1,469,457
04/03/2026	4.450%	400,000	434,459
10/29/2026	2.450%	190,000	191,426
10/29/2028	3.000%	235,000	238,524
01/30/2032	3.300%	1,230,000	1,254,356
10/29/2041	3.850%	510,000	529,356
Air Lease Corp.
07/03/2023	3.875%	1,000,000	1,036,317
09/15/2023	3.000%	520,000	533,918
03/01/2025	3.250%	645,000	670,448
07/01/2025	3.375%	515,000	538,306
01/15/2026	2.875%	1,540,000	1,588,283
10/01/2029	3.250%	659,000	676,161
Ares Capital Corp.
11/15/2031	3.200%	2,901,000	2,850,264
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aviation Capital Group LLC(a)
05/01/2023	3.875%	350,000	360,516
12/15/2024	5.500%	1,222,000	1,337,494
08/01/2025	4.125%	835,000	882,617
Avolon Holdings Funding Ltd.(a)
02/15/2025	2.875%	1,904,000	1,943,705
01/15/2026	5.500%	2,935,000	3,252,621
02/21/2026	2.125%	730,000	717,368
04/15/2026	4.250%	830,000	884,057
05/01/2026	4.375%	790,000	843,062
11/18/2027	2.528%	7,382,000	7,189,969
Bain Capital Specialty Finance, Inc.
10/13/2026	2.550%	1,910,000	1,855,413
Golub Capital BDC, Inc.
08/24/2026	2.500%	970,000	954,044
International Lease Finance Corp.
01/15/2022	8.625%	1,000,000	1,003,144
Navient Corp.
03/25/2024	6.125%	780,000	831,741
Owl Rock Capital Corp.
07/15/2026	3.400%	4,002,000	4,076,626
06/11/2028	2.875%	983,000	967,502
Owl Rock Technology Finance Corp.(a)
04/13/2027	3.125%	3,182,000	3,104,929
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%	175,000	180,664
02/15/2024	5.500%	188,000	201,802
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	1,705,000	1,713,051
SMBC Aviation Capital Finance DAC(a)
07/15/2022	3.000%	693,000	700,164
Springleaf Finance Corp.
03/15/2025	6.875%	575,000	640,584
03/15/2026	7.125%	2,020,000	2,310,634
Total			74,803,378
Food and Beverage 1.1%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	7,879,000	9,517,329
02/01/2046	4.900%	2,963,000	3,753,154
Anheuser-Busch InBev Finance, Inc.
02/01/2044	4.625%	30,000	36,284
Anheuser-Busch InBev Worldwide, Inc.
06/01/2030	3.500%	939,000	1,028,853
04/15/2038	4.375%	2,773,000	3,241,254
06/01/2040	4.350%	505,000	593,893
07/15/2042	3.750%	858,000	932,810
04/15/2048	4.600%	265,000	324,326
10/06/2048	4.439%	690,000	825,825
06/01/2050	4.500%	1,279,000	1,579,558

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/15/2058	4.750%	100,000	125,896
Aramark Services, Inc.(a)
05/01/2025	6.375%	645,000	674,144
Bacardi Ltd.(a)
05/15/2028	4.700%	999,000	1,129,797
05/15/2048	5.300%	2,084,000	2,740,561
Bunge Ltd. Finance Corp.
08/17/2025	1.630%	1,624,000	1,621,840
09/25/2027	3.750%	4,721,000	5,138,244
05/14/2031	2.750%	3,478,000	3,531,040
Campbell Soup Co.
04/24/2030	2.375%	600,000	596,337
04/24/2050	3.125%	249,000	244,795
Cargill, Inc.(a)
03/01/2023	3.250%	140,000	144,027
07/23/2023	1.375%	1,193,000	1,202,693
11/01/2036	7.250%	300,000	435,122
Coca-Cola Femsa SAB de CV
01/22/2030	2.750%	750,000	765,616
09/01/2032	1.850%	1,000,000	944,126
Conagra Brands, Inc.
11/01/2038	5.300%	180,000	227,589
11/01/2048	5.400%	510,000	689,535
Constellation Brands, Inc.
11/15/2025	4.400%	251,000	276,315
11/15/2048	5.250%	144,000	188,961
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	1,010,000	1,041,494
Diageo Capital PLC
09/29/2025	1.375%	1,020,000	1,018,128
Fomento Economico Mexicano SAB de CV
01/16/2050	3.500%	1,270,000	1,333,762
General Mills, Inc.
02/01/2051	3.000%	100,000	100,160
Keurig Dr Pepper, Inc.
05/25/2025	4.417%	250,000	272,469
06/15/2027	3.430%	135,000	144,800
05/25/2038	4.985%	323,000	399,220
Kraft Heinz Foods Co.
04/01/2030	3.750%	1,365,000	1,474,802
06/01/2046	4.375%	930,000	1,091,442
Lamb Weston Holdings, Inc.(a)
05/15/2028	4.875%	1,095,000	1,186,665
MARB BondCo PLC(a)
01/29/2031	3.950%	500,000	478,220
McCormick & Co., Inc.
04/15/2030	2.500%	602,000	608,515
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Molson Coors Brewing Co.
07/15/2046	4.200%	3,239,000	3,595,793
Mondelez International, Inc.
05/04/2025	1.500%	410,000	410,827
Performance Food Group, Inc.(a)
10/15/2027	5.500%	1,220,000	1,273,824
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	625,000	659,887
Post Holdings, Inc.(a)
03/01/2027	5.750%	1,550,000	1,602,902
04/15/2030	4.625%	915,000	928,646
Smithfield Foods, Inc.(a)
10/15/2030	3.000%	1,820,000	1,822,360
Sodexo, Inc.(a)
04/16/2026	1.634%	2,606,000	2,583,366
Sysco Corp.
12/14/2051	3.150%	1,355,000	1,335,453
Tyson Foods, Inc.
08/15/2034	4.875%	200,000	243,380
08/15/2044	5.150%	825,000	1,072,067
Total			67,188,106
Gaming 0.2%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	320,000	342,637
Boyd Gaming Corp.
12/01/2027	4.750%	255,000	262,101
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	1,020,000	1,066,133
GLP Capital LP/Financing II, Inc.
01/15/2029	5.300%	949,000	1,074,316
01/15/2032	3.250%	1,277,000	1,283,522
International Game Technology PLC(a)
02/15/2025	6.500%	975,000	1,067,038
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	1,250,000	1,336,820
02/01/2027	5.750%	645,000	731,341
MGM Resorts International
04/15/2027	5.500%	1,130,000	1,211,383
Scientific Games International, Inc.(a)
10/15/2025	5.000%	800,000	823,293
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	1,170,000	1,218,280
12/01/2029	4.625%	1,125,000	1,197,946
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	715,000	739,339

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	31

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	710,000	745,500
10/01/2029	5.125%	805,000	818,782
Total			13,918,431
Health Care 1.6%
Abbott Laboratories
01/30/2028	1.150%	266,000	258,611
11/30/2036	4.750%	297,000	379,175
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	1,415,000	1,486,424
AdaptHealth LLC(a)
08/01/2029	4.625%	1,450,000	1,452,737
Advocate Health & Hospitals Corp.
06/15/2030	2.211%	235,000	235,081
Ascension Health
11/15/2029	2.532%	341,000	355,244
Avantor Funding, Inc.(a)
07/15/2028	4.625%	1,400,000	1,471,222
Becton Dickinson and Co.
12/15/2024	3.734%	44,000	46,799
12/15/2044	4.685%	900,000	1,131,650
Boston Scientific Corp.
03/01/2029	4.000%	184,000	204,339
03/01/2039	4.550%	170,000	203,279
Charles River Laboratories International, Inc.(a)
03/15/2029	3.750%	975,000	990,061
Children’s Hospital Corp. (The)
02/01/2050	2.585%	680,000	652,386
Children’s Hospital/DC
07/15/2050	2.928%	760,000	746,724
CHS/Community Health Systems, Inc.(a)
03/15/2027	5.625%	1,095,000	1,158,157
01/15/2029	6.000%	1,250,000	1,338,889
Cigna Corp.
02/25/2026	4.500%	577,000	639,340
07/15/2046	4.800%	218,000	275,176
03/15/2051	3.400%	1,260,000	1,324,641
CommonSpirit Health
10/01/2025	1.547%	675,000	669,300
10/01/2030	2.782%	670,000	687,054
10/01/2050	3.910%	660,000	736,040
Cottage Health Obligated Group
11/01/2049	3.304%	610,000	653,214
CVS Health Corp.
08/15/2026	3.000%	1,011,000	1,064,869
03/25/2028	4.300%	843,000	946,645
08/15/2029	3.250%	534,000	569,302
02/28/2031	1.875%	944,000	905,786
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/25/2038	4.780%	1,467,000	1,787,492
08/21/2040	2.700%	376,000	361,124
03/25/2048	5.050%	750,000	981,338
CVS Pass-Through Trust(a)
10/10/2025	6.204%	103,987	112,066
01/10/2032	7.507%	95,992	119,660
01/10/2034	5.926%	670,435	802,462
01/10/2036	4.704%	1,652,569	1,868,830
08/11/2036	4.163%	144,717	159,151
Danaher Corp.
10/01/2050	2.600%	1,110,000	1,057,353
12/10/2051	2.800%	742,000	734,083
DaVita, Inc.(a)
06/01/2030	4.625%	2,070,000	2,124,946
DH Europe Finance II Sarl
11/15/2022	2.050%	1,486,000	1,503,767
11/15/2024	2.200%	2,558,000	2,615,782
Encompass Health Corp.
02/01/2028	4.500%	880,000	906,240
02/01/2030	4.750%	865,000	892,238
04/01/2031	4.625%	210,000	214,334
Hackensack Meridian Health, Inc.
09/01/2050	2.875%	1,000,000	1,006,174
Hartford HealthCare Corp.
07/01/2054	3.447%	1,350,000	1,423,163
HCA, Inc.
02/01/2025	5.375%	6,726,000	7,390,323
02/15/2026	5.875%	3,775,000	4,266,112
06/15/2026	5.250%	1,700,000	1,912,300
09/01/2028	5.625%	3,810,000	4,450,238
02/01/2029	5.875%	3,388,000	4,040,033
06/15/2029	4.125%	1,000,000	1,102,594
09/01/2030	3.500%	2,341,000	2,472,479
06/15/2039	5.125%	660,000	816,251
06/15/2047	5.500%	300,000	393,720
07/15/2051	3.500%	215,000	220,408
Hill-Rom Holdings, Inc.(a)
09/15/2027	4.375%	1,040,000	1,088,668
Hologic, Inc.(a)
02/15/2029	3.250%	1,480,000	1,486,657
IQVIA, Inc.(a)
05/15/2027	5.000%	1,628,000	1,685,623
Memorial Health Services
11/01/2049	3.447%	1,230,000	1,377,979
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	1,515,000	1,509,729
MultiCare Health System
08/15/2050	2.803%	570,000	557,520
NYU Langone Hospitals
07/01/2055	3.380%	550,000	567,177

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Owens & Minor, Inc.
12/15/2024	4.375%	865,000	923,634
Providence St Joseph Health Obligated Group
10/01/2026	2.746%	307,000	321,857
Quest Diagnostics, Inc.
06/30/2031	2.800%	525,000	542,208
STERIS Irish FinCo Unlimited, Co.
03/15/2051	3.750%	4,150,000	4,523,037
Tenet Healthcare Corp.(a)
09/01/2024	4.625%	1,480,000	1,515,854
02/01/2027	6.250%	1,400,000	1,448,718
11/01/2027	5.125%	2,860,000	2,981,794
06/01/2029	4.250%	615,000	626,019
Thermo Fisher Scientific, Inc.
10/18/2024	1.215%	3,744,000	3,741,144
10/15/2028	1.750%	1,772,000	1,760,782
10/15/2031	2.000%	1,577,000	1,554,531
10/15/2041	2.800%	752,000	759,379
Universal Health Services, Inc.(a)
10/15/2030	2.650%	830,000	824,013
Yale-New Haven Health Services Corp.
07/01/2050	2.496%	950,000	881,195
Total			96,994,324
Healthcare Insurance 0.4%
Aetna, Inc.
12/15/2037	6.750%	590,000	856,219
Anthem, Inc.
12/01/2024	3.350%	350,000	369,809
03/01/2028	4.101%	193,000	215,052
12/01/2047	4.375%	94,000	115,211
Centene Corp.
12/15/2027	4.250%	2,160,000	2,259,555
07/15/2028	2.450%	5,078,000	5,023,106
12/15/2029	4.625%	2,305,000	2,487,549
02/15/2030	3.375%	2,085,000	2,129,626
10/15/2030	3.000%	1,024,000	1,041,942
03/01/2031	2.500%	309,000	300,789
Humana, Inc.
02/03/2027	1.350%	1,710,000	1,663,603
UnitedHealth Group, Inc.
03/15/2026	3.100%	219,000	234,112
05/15/2031	2.300%	1,044,000	1,060,692
07/15/2035	4.625%	658,000	818,465
08/15/2039	3.500%	725,000	801,500
05/15/2040	2.750%	719,000	725,333
05/15/2041	3.050%	489,000	510,640
05/15/2050	2.900%	1,658,000	1,691,794
05/15/2051	3.250%	1,567,000	1,696,996
Total			24,001,993
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare REIT 0.1%
HCP, Inc.
07/15/2029	3.500%	703,000	762,748
Healthcare Trust of America Holdings LP
03/15/2031	2.000%	249,000	236,348
Healthpeak Properties, Inc.
12/01/2028	2.125%	924,000	926,107
MPT Operating Partnership LP/Finance Corp.
08/01/2029	4.625%	850,000	896,080
Sabra Health Care LP
12/01/2031	3.200%	440,000	430,255
Ventas Realty LP
01/15/2026	4.125%	73,000	79,265
10/15/2026	3.250%	185,000	195,899
04/01/2027	3.850%	246,000	268,154
Welltower, Inc.
02/15/2027	2.700%	294,000	306,498
01/15/2030	3.100%	177,000	185,838
03/15/2041	6.500%	181,000	263,551
Total			4,550,743
Home Construction 0.1%
Lennar Corp.
04/30/2024	4.500%	430,000	457,197
11/29/2027	4.750%	1,690,000	1,915,242
MDC Holdings, Inc.
01/15/2030	3.850%	1,900,000	2,018,512
Weekley Homes LLC/Finance Corp.(a)
09/15/2028	4.875%	1,025,000	1,056,121
Total			5,447,072
Independent Energy 0.7%
Aker BP ASA(a)
01/15/2031	4.000%	1,380,000	1,494,685
Antero Resources Corp.(a)
07/15/2026	8.375%	1,275,000	1,451,472
Apache Corp.
11/15/2025	4.625%	1,005,000	1,080,602
Chesapeake Energy Corp.(a)
02/01/2026	5.500%	1,195,000	1,259,001
CNX Resources Corp.(a)
01/15/2029	6.000%	830,000	863,207
Comstock Resources, Inc.(a)
03/01/2029	6.750%	805,000	872,863
ConocoPhillips(a)
02/15/2031	2.400%	210,000	211,211

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	33

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Continental Resources, Inc.(a)
01/15/2031	5.750%	180,000	212,169
Devon Energy Corp.
05/15/2042	4.750%	493,000	570,453
06/15/2045	5.000%	1,724,000	2,095,566
Diamondback Energy, Inc.
05/31/2025	4.750%	1,295,000	1,418,796
12/01/2026	3.250%	690,000	728,365
03/24/2051	4.400%	800,000	918,207
EQT Corp.(a)
05/15/2026	3.125%	405,000	416,378
EQT Corp.
10/01/2027	3.900%	1,382,000	1,484,539
Hess Corp.
01/15/2040	6.000%	810,000	1,029,876
Lundin Energy Finance BV(a)
07/15/2026	2.000%	3,672,000	3,654,784
07/15/2031	3.100%	6,113,000	6,177,761
Marathon Oil Corp.
10/01/2037	6.600%	150,000	198,498
06/01/2045	5.200%	604,000	727,535
MEG Energy Corp.(a)
01/15/2025	6.500%	640,000	652,105
02/01/2027	7.125%	400,000	425,991
Occidental Petroleum Corp.
09/01/2025	5.875%	2,100,000	2,312,407
07/15/2027	8.500%	735,000	917,737
09/01/2030	6.625%	1,065,000	1,318,331
09/15/2031	7.875%	710,000	950,737
Pioneer Natural Resources Co.
08/15/2030	1.900%	3,781,000	3,589,700
Range Resources Corp.
05/15/2025	4.875%	1,440,000	1,490,215
Southwestern Energy Co.
03/15/2022	4.100%	235,000	235,333
10/01/2027	7.750%	1,075,000	1,158,751
02/01/2029	5.375%	1,000,000	1,059,323
Total			40,976,598
Integrated Energy 0.4%
BP Capital Markets America, Inc.
02/11/2026	3.410%	520,000	556,236
08/10/2030	1.749%	689,000	663,728
02/24/2050	3.000%	855,000	842,168
11/10/2050	2.772%	2,110,000	1,986,076
06/04/2051	2.939%	1,000,000	966,040
03/17/2052	3.001%	590,000	578,397
02/08/2061	3.379%	2,182,000	2,252,056
BP Capital Markets PLC
09/19/2027	3.279%	801,000	861,510
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BP Capital Markets PLC(i)
12/31/2049	4.375%	3,790,000	3,959,065
12/31/2059	4.875%	3,065,000	3,339,790
Chevron Corp.
05/11/2027	1.995%	261,000	265,487
Chevron USA, Inc.
10/15/2029	3.250%	165,000	179,058
08/12/2050	2.343%	1,715,000	1,583,799
ENI SpA(a)
09/12/2023	4.000%	310,000	324,482
Exxon Mobil Corp.
03/19/2025	2.992%	528,000	555,389
08/16/2039	2.995%	815,000	833,438
08/16/2049	3.095%	1,015,000	1,029,900
Petro-Canada
05/15/2035	5.950%	250,000	323,332
Total Capital International SA
06/29/2041	2.986%	1,400,000	1,422,615
05/29/2050	3.127%	1,400,000	1,438,523
Total			23,961,089
Leisure 0.2%
Boyne USA, Inc.(a)
05/15/2029	4.750%	1,145,000	1,185,627
Carnival Corp.(a)
08/01/2027	9.875%	1,325,000	1,514,083
08/01/2028	4.000%	820,000	814,040
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
04/15/2027	5.375%	1,230,000	1,261,247
Cinemark USA, Inc.(a)
05/01/2025	8.750%	670,000	710,768
07/15/2028	5.250%	415,000	404,652
Live Nation Entertainment, Inc.(a)
05/15/2027	6.500%	805,000	881,116
10/15/2027	4.750%	915,000	940,547
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	975,000	1,039,370
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	1,040,000	1,051,104
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	600,000	640,863
Total			10,443,417
Life Insurance 0.8%
AIA Group Ltd.(a)
04/06/2028	3.900%	500,000	553,391
04/09/2029	3.600%	320,000	349,927
Subordinated
09/16/2040	3.200%	540,000	554,274

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIG SunAmerica Global Financing X(a)
03/15/2032	6.900%	585,000	809,431
Athene Global Funding(a)
01/08/2024	0.950%	350,000	347,899
01/14/2025	2.500%	98,000	100,716
01/08/2026	1.450%	358,000	353,334
10/02/2026	1.730%	2,801,000	2,755,632
11/12/2026	2.950%	1,043,000	1,089,389
03/24/2028	2.500%	3,268,000	3,287,355
08/19/2028	1.985%	2,334,000	2,271,917
10/04/2031	2.646%	3,082,000	3,049,342
Brighthouse Financial, Inc.(a)
12/15/2023	1.200%	3,712,000	3,714,847
Brighthouse Financial, Inc.
12/22/2051	3.850%	924,000	916,785
CNO Global Funding(a)
10/07/2026	1.750%	2,922,000	2,895,261
Dai-ichi Life Insurance Co. Ltd. (The)(a),(i)
Junior Subordinated
12/31/2049	4.000%	1,062,000	1,128,837
F&G Global Funding(a)
06/30/2026	1.750%	130,000	129,269
09/20/2028	2.000%	3,721,000	3,633,120
GA Global Funding Trust(a)
09/13/2024	0.800%	3,272,000	3,209,628
09/15/2028	1.950%	4,441,000	4,324,558
Guardian Life Insurance Co. of America (The)(a)
Subordinated
01/24/2077	4.850%	208,000	270,048
Jackson Financial, Inc.(a)
11/23/2031	3.125%	2,394,000	2,414,916
11/23/2051	4.000%	1,200,000	1,211,033
Jackson National Life Global Funding(a)
06/11/2025	3.875%	279,000	300,196
04/29/2026	3.050%	366,000	385,094
John Hancock Life Insurance Co.(a)
Subordinated
02/15/2024	7.375%	250,000	280,689
Manulife Financial Corp.(i)
Subordinated
02/24/2032	4.061%	923,000	994,403
MetLife, Inc.
09/15/2023	4.368%	205,000	216,902
Metropolitan Life Global Funding I(a)
01/11/2024	3.600%	273,000	286,963
09/19/2027	3.000%	170,000	180,825
New York Life Global Funding(a)
01/10/2028	3.000%	404,000	430,874
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York Life Insurance Co.(a)
Subordinated
05/15/2069	4.450%	256,000	327,900
Pricoa Global Funding I(a)
09/01/2026	1.200%	414,000	405,247
Prudential Insurance Co. of America (The)(a)
Subordinated
07/01/2025	8.300%	2,060,000	2,500,358
Reliance Standard Life Global Funding II(a)
09/19/2023	3.850%	177,000	185,006
SBL Holdings, Inc.(a)
02/18/2031	5.000%	3,235,000	3,416,384
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	450,000	578,807
05/15/2047	4.270%	300,000	363,684
Total			50,224,241
Lodging 0.2%
Hilton Domestic Operating Co., Inc.(a)
05/01/2029	3.750%	490,000	493,778
Hilton Worldwide Finance LLC/Corp.
04/01/2027	4.875%	1,175,000	1,213,221
Marriott International, Inc.
05/01/2025	5.750%	572,000	644,159
06/15/2030	4.625%	3,320,000	3,751,143
04/15/2031	2.850%	2,296,000	2,290,528
10/15/2032	3.500%	1,405,000	1,472,067
Marriott Ownership Resorts, Inc.(a)
06/15/2029	4.500%	770,000	775,580
Total			10,640,476
Media and Entertainment 0.6%
Activision Blizzard, Inc.
09/15/2050	2.500%	3,736,000	3,279,397
AMC Networks, Inc.
02/15/2029	4.250%	1,100,000	1,095,268
CBS Corp.
08/15/2024	3.700%	164,000	173,773
01/15/2027	2.900%	182,000	189,965
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	1,505,000	1,557,393
Discovery Communications LLC
09/20/2047	5.200%	365,000	451,335
09/15/2055	4.000%	1,088,000	1,145,673
Gray Television, Inc.(a)
10/15/2030	4.750%	1,075,000	1,069,978
Grupo Televisa SAB
01/31/2046	6.125%	356,000	482,249

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	35

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	1,430,000	1,487,029
Lamar Media Corp.
02/15/2030	4.000%	970,000	981,273
Midas OpCo Holdings LLC(a)
08/15/2029	5.625%	835,000	854,485
Netflix, Inc.(a)
06/15/2025	3.625%	1,663,000	1,756,710
11/15/2029	5.375%	760,000	901,587
Netflix, Inc.
04/15/2028	4.875%	5,425,000	6,197,963
11/15/2028	5.875%	1,786,000	2,153,398
News Corp.(a)
05/15/2029	3.875%	1,010,000	1,021,418
Nexstar Broadcasting, Inc.(a)
11/01/2028	4.750%	455,000	465,384
Nexstar Escrow, Inc.(a)
07/15/2027	5.625%	1,580,000	1,665,255
Outfront Media Capital LLC/Corp.(a)
06/15/2025	6.250%	920,000	963,011
08/15/2027	5.000%	420,000	429,757
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	825,000	829,250
Sinclair Television Group, Inc.(a)
12/01/2030	4.125%	1,325,000	1,252,914
TEGNA, Inc.
09/15/2029	5.000%	795,000	815,272
Univision Communications, Inc.(a)
06/01/2027	6.625%	820,000	882,746
Viacom, Inc.
03/15/2043	4.375%	269,000	305,957
09/01/2043	5.850%	380,000	513,621
ViacomCBS, Inc.
01/15/2031	4.950%	521,000	615,760
05/19/2050	4.950%	910,000	1,155,866
Walt Disney Co. (The)
07/15/2024	9.500%	139,000	167,790
04/30/2028	7.300%	350,000	453,526
WMG Acquisition Corp.(a)
07/15/2030	3.875%	1,665,000	1,687,844
Total			37,002,847
Metals and Mining 0.6%
Alcoa Nederland Holding BV(a)
05/15/2028	6.125%	1,950,000	2,097,968
Allegheny Technologies, Inc.
12/01/2027	5.875%	840,000	876,487
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Anglo American Capital PLC(a)
09/11/2024	3.625%	245,000	257,227
09/11/2027	4.000%	400,000	431,079
09/10/2030	2.625%	836,000	819,165
Arconic Corp.(a)
05/15/2025	6.000%	605,000	633,652
02/15/2028	6.125%	1,375,000	1,463,071
Barrick Gold Corp.
10/15/2035	6.450%	780,000	1,060,768
BHP Billiton Finance U.S.A. Ltd.
03/01/2026	6.420%	468,000	557,374
Cleveland-Cliffs, Inc.(a)
03/15/2026	6.750%	102,000	107,893
03/01/2029	4.625%	1,250,000	1,285,789
Constellium SE(a)
06/15/2028	5.625%	675,000	708,938
FMG Resources Pty Ltd.(a)
09/15/2027	4.500%	1,365,000	1,450,817
Freeport-McMoRan, Inc.
09/01/2027	5.000%	1,285,000	1,344,893
08/01/2028	4.375%	200,000	209,843
03/01/2030	4.250%	1,775,000	1,877,153
08/01/2030	4.625%	1,040,000	1,115,217
11/14/2034	5.400%	1,388,000	1,690,269
03/15/2043	5.450%	865,000	1,087,412
Glencore Funding LLC(a)
05/30/2023	4.125%	547,000	569,334
09/01/2025	1.625%	2,020,000	2,002,077
09/01/2030	2.500%	3,095,000	3,007,104
09/23/2031	2.625%	1,879,000	1,823,815
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	1,055,000	1,067,071
Nucor Corp.
12/15/2055	2.979%	341,000	338,458
Reliance Steel & Aluminum Co.
08/15/2030	2.150%	590,000	575,344
Steel Dynamics, Inc.
10/15/2027	1.650%	212,000	207,851
04/15/2030	3.450%	279,000	298,094
Teck Resources Ltd.
10/01/2035	6.125%	959,000	1,244,520
07/15/2041	6.250%	1,078,000	1,435,445
03/01/2042	5.200%	1,100,000	1,301,947
Vale Overseas Ltd.
07/08/2030	3.750%	2,108,000	2,185,200
Total			35,131,275
Midstream 1.3%
AmeriGas Partners LP/Finance Corp.
08/20/2026	5.875%	1,115,000	1,247,170

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Antero Midstream Partners LP/Finance Corp.(a)
05/15/2026	7.875%	1,145,000	1,261,529
06/15/2029	5.375%	450,000	475,336
Boardwalk Pipelines LP
05/03/2029	4.800%	395,000	442,827
02/15/2031	3.400%	780,000	804,740
Buckeye Partners LP
12/01/2027	4.125%	560,000	578,096
11/15/2043	5.850%	770,000	755,806
Cameron LNG LLC(a)
01/15/2039	3.701%	885,000	960,723
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	2,100,000	2,373,145
11/15/2029	3.700%	580,000	620,703
Cheniere Energy Partners LP
10/01/2029	4.500%	1,755,000	1,869,859
Cheniere Energy Partners LP(a)
01/31/2032	3.250%	850,000	859,345
Crestwood Midstream Partners LP/Finance Corp.
04/01/2025	5.750%	630,000	643,985
DCP Midstream Operating LP
07/15/2025	5.375%	595,000	650,283
05/15/2029	5.125%	455,000	513,667
DT Midstream, Inc.(a)
06/15/2029	4.125%	1,685,000	1,732,360
Enable Midstream Partners LP
03/15/2027	4.400%	1,848,000	1,997,180
05/15/2028	4.950%	3,135,000	3,486,459
09/15/2029	4.150%	1,096,000	1,177,570
Energy Transfer LP
05/15/2044	5.000%	417,000	452,246
Energy Transfer Operating LP
04/15/2047	5.300%	2,458,000	2,832,489
05/15/2050	5.000%	1,485,000	1,709,889
Energy Transfer Partners LP
01/15/2026	4.750%	449,000	491,085
06/01/2041	6.050%	1,312,000	1,610,089
03/15/2045	5.150%	950,000	1,078,012
12/15/2045	6.125%	838,000	1,046,133
06/15/2048	6.000%	383,000	478,989
EnLink Midstream Partners LP
06/01/2025	4.150%	970,000	1,005,867
Enterprise Products Operating LLC
04/15/2038	7.550%	303,000	449,281
02/15/2043	4.450%	305,000	350,170
EQM Midstream Partners LP
08/01/2024	4.000%	1,430,000	1,487,413
EQT Midstream Partners LP
07/15/2028	5.500%	700,000	764,904
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Flex Intermediate Holdco LLC(a)
06/30/2031	3.363%	1,115,000	1,121,937
12/30/2039	4.317%	260,000	267,561
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2027	1.750%	2,842,978	2,848,368
03/31/2034	2.160%	2,168,000	2,128,073
03/31/2036	2.625%	1,270,000	1,242,492
09/30/2040	2.940%	1,999,000	1,990,839
Genesis Energy LP/Finance Corp.
06/15/2024	5.625%	710,000	707,377
Gray Oak Pipeline LLC(a)
09/15/2023	2.000%	650,000	657,251
10/15/2025	2.600%	790,000	802,094
Hess Midstream Operations LP(a)
02/15/2026	5.625%	1,230,000	1,272,323
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	710,000	825,974
Kinder Morgan, Inc.
08/01/2050	3.250%	1,164,000	1,108,074
MPLX LP
03/15/2028	4.000%	280,000	304,376
08/15/2030	2.650%	341,000	340,407
04/15/2038	4.500%	260,000	292,549
12/01/2047	5.200%	230,000	281,577
04/15/2048	4.700%	400,000	465,811
NGL Energy Operating LLC/Finance Corp.(a)
02/01/2026	7.500%	625,000	644,075
NuStar Logistics LP
06/01/2026	6.000%	900,000	981,672
04/28/2027	5.625%	475,000	502,990
ONEOK Partners LP
10/01/2036	6.650%	423,000	555,944
Phillips 66 Partners LP
10/01/2026	3.550%	171,000	182,272
12/15/2029	3.150%	263,000	272,242
Plains All American Pipeline LP/Finance Corp.
10/15/2023	3.850%	385,000	399,764
06/01/2042	5.150%	900,000	1,002,270
06/15/2044	4.700%	680,000	725,291
Sabine Pass Liquefaction LLC
06/30/2026	5.875%	7,815,000	8,967,957
03/15/2027	5.000%	432,000	486,210
Southern Natural Gas Co. LLC
03/01/2032	8.000%	360,000	500,777
Sunoco Logistics Partners Operations LP
02/15/2040	6.850%	652,000	840,208
02/15/2042	6.100%	487,000	596,807
05/15/2045	5.350%	719,000	830,912

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	37

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sunoco LP/Finance Corp.
04/15/2027	6.000%	790,000	823,066
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2025	7.500%	580,000	628,462
01/15/2028	5.500%	430,000	429,992
09/01/2031	6.000%	615,000	610,050
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	2,140,000	2,204,622
03/01/2030	5.500%	2,570,000	2,811,269
Tennessee Gas Pipeline Co. LLC(a)
03/01/2030	2.900%	504,000	512,806
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	225,000	227,416
TransCanada PipeLines Ltd.
10/15/2037	6.200%	500,000	680,875
Western Midstream Operating LP(i)
02/01/2030	5.300%	1,055,000	1,158,490
Williams Companies, Inc. (The)
01/15/2025	3.900%	217,000	231,203
03/15/2031	2.600%	135,000	134,601
Total			80,806,676
Natural Gas 0.2%
APT Pipelines Ltd.(a)
07/15/2027	4.250%	569,000	626,469
Atmos Energy Corp.
02/15/2052	2.850%	510,000	501,775
Brooklyn Union Gas Co. (The)(a)
03/15/2048	4.273%	360,000	409,710
NiSource Finance Corp.
02/01/2042	5.800%	381,000	503,250
NiSource, Inc.
09/01/2029	2.950%	755,000	780,252
02/15/2031	1.700%	900,000	842,196
ONE Gas, Inc.
05/15/2030	2.000%	372,000	363,155
Piedmont Natural Gas Co., Inc.
03/15/2031	2.500%	1,401,000	1,398,127
Southern California Gas Co.
02/01/2030	2.550%	1,098,000	1,128,172
Southern Co. Gas Capital Corp.
10/01/2023	2.450%	201,000	205,506
06/15/2026	3.250%	169,000	179,378
01/15/2031	1.750%	1,467,000	1,378,610
10/01/2046	3.950%	247,000	273,273
09/30/2051	3.150%	750,000	754,024
Total			9,343,897
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Office REIT 0.1%
Alexandria Real Estate Equities, Inc.
04/15/2026	3.800%	122,000	132,337
12/15/2030	4.900%	1,000,000	1,200,393
02/01/2033	1.875%	225,000	211,381
02/01/2050	4.000%	661,000	770,364
Boston Properties LP
12/01/2028	4.500%	350,000	396,283
Corporate Office Properties LP
04/15/2031	2.750%	1,612,000	1,603,324
Government Properties Income Trust
07/15/2022	4.000%	471,000	476,646
Kilroy Realty LP
11/15/2033	2.650%	1,272,000	1,236,045
Office Properties Income Trust
10/15/2031	3.450%	485,000	471,021
Total			6,497,794
Oil Field Services 0.1%
Baker Hughes, Inc.
09/15/2040	5.125%	300,000	376,282
Guara Norte Sarl(a)
06/15/2034	5.198%	959,540	943,411
Halliburton Co.
11/15/2035	4.850%	497,000	587,949
08/01/2043	4.750%	260,000	300,462
MV24 Capital BV(a)
06/01/2034	6.748%	541,842	559,299
National Oilwell Varco, Inc.
12/01/2029	3.600%	1,000,000	1,047,429
Oceaneering International, Inc.
11/15/2024	4.650%	850,000	854,205
Schlumberger Holdings Corp.(a)
05/01/2024	3.750%	184,000	193,174
05/17/2028	3.900%	1,029,000	1,112,919
Total			5,975,130
Other Financial Institutions 0.1%
Blackstone Secured Lending Fund
07/14/2023	3.650%	960,000	989,462
Blackstone Secured Lending Fund(a)
09/30/2028	2.850%	2,420,000	2,360,677
Icahn Enterprises LP/Finance Corp.
05/15/2027	5.250%	1,115,000	1,146,220
Kennedy-Wilson, Inc.
03/01/2029	4.750%	1,430,000	1,458,203

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)
09/19/2022	2.652%	335,000	338,698
Nationstar Mortgage Holdings, Inc.(a)
01/15/2027	6.000%	1,210,000	1,259,445
ORIX Corp.
07/18/2022	2.900%	252,000	254,732
01/16/2024	4.050%	300,000	316,440
Total			8,123,877
Other Industry 0.2%
AECOM
03/15/2027	5.125%	650,000	707,546
CK Hutchison International Ltd.(a)
04/11/2029	3.625%	730,000	799,058
Dycom Industries, Inc.(a)
04/15/2029	4.500%	815,000	830,812
Global Infrastructure Solutions, Inc.(a)
06/01/2029	5.625%	1,060,000	1,087,600
MasTec, Inc.(a)
08/15/2028	4.500%	1,215,000	1,264,581
Pepperdine University
12/01/2059	3.301%	560,000	606,564
President and Fellows of Harvard College
10/15/2050	2.517%	673,000	678,470
Quanta Services, Inc.
10/01/2024	0.950%	2,263,000	2,236,744
10/01/2030	2.900%	1,740,000	1,777,881
Trustees of the University of Pennsylvania (The)
02/15/2119	3.610%	815,000	950,439
University of Southern California
10/01/2120	3.226%	690,000	706,584
Yale University
04/15/2025	0.873%	460,000	457,481
04/15/2030	1.482%	1,429,000	1,394,421
Total			13,498,181
Other REIT 0.4%
American Campus Communities Operating Partnership LP
01/15/2029	2.250%	1,401,000	1,385,952
02/01/2030	2.850%	1,955,000	1,998,621
Arbor Realty Trust, Inc.(a),(f)
04/30/2026	4.500%	6,000,000	6,000,000
Digital Realty Trust LP
08/15/2027	3.700%	231,000	250,808
Duke Realty LP
06/30/2026	3.250%	203,000	216,093
Extra Space Storage LP
03/15/2032	2.350%	843,000	822,952
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goodman Australia Industrial Fund Bond Issuer Pty Ltd.(a)
09/30/2026	3.400%	921,000	981,986
Life Storage LP
06/15/2029	4.000%	820,000	909,135
Prologis LP
04/15/2030	2.250%	280,000	281,427
04/15/2050	3.000%	546,000	565,327
Public Storage
11/09/2026	1.500%	507,000	506,906
Rexford Industrial Realty LP
09/01/2031	2.150%	1,040,000	989,802
RHP Hotel Properties LP/Finance Corp.
10/15/2027	4.750%	1,425,000	1,458,844
Sun Communities Operating LP
11/01/2028	2.300%	939,000	932,404
Trust F/1401(a)
01/15/2050	6.390%	1,158,000	1,354,189
Trust Fibra Uno(a)
01/30/2026	5.250%	1,363,000	1,494,010
WP Carey, Inc.
10/01/2026	4.250%	345,000	378,055
04/01/2033	2.250%	1,280,000	1,218,208
Total			21,744,719
Other Utility 0.0%
American Water Capital Corp.
10/15/2037	6.593%	300,000	435,668
12/01/2046	4.000%	431,000	499,109
05/01/2050	3.450%	1,198,000	1,286,099
Total			2,220,876
Packaging 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	1,465,000	1,497,716
08/15/2027	5.250%	585,000	590,744
Berry Global Escrow Corp.(a)
07/15/2027	5.625%	615,000	642,362
BWAY Holding Co.(a)
04/15/2024	5.500%	1,890,000	1,906,840
Crown Cork & Seal Co., Inc.
12/15/2026	7.375%	730,000	880,373
Greif, Inc.(a)
03/01/2027	6.500%	1,230,000	1,276,129
LABL Escrow Issuer LLC(a)
07/15/2026	6.750%	910,000	935,775
Owens-Brockway Glass Container, Inc.(a)
05/13/2027	6.625%	1,175,000	1,239,055

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	39

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC(a)
10/15/2027	4.000%	1,175,000	1,143,689
Sealed Air Corp.(a)
12/01/2027	4.000%	780,000	813,659
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	780,000	814,480
Total			11,740,822
Paper 0.0%
Graphic Packaging International LLC(a)
04/15/2026	1.512%	462,000	453,979
Klabin Austria GmbH(a)
04/03/2029	5.750%	300,000	327,260
Packaging Corp. of America
12/15/2049	4.050%	268,000	313,316
WRKCo, Inc.
03/15/2025	3.750%	350,000	373,485
06/01/2028	3.900%	170,000	186,333
Total			1,654,373
Pharmaceuticals 1.6%
AbbVie, Inc.
11/21/2022	2.300%	2,911,000	2,952,292
11/21/2029	3.200%	5,362,000	5,740,255
03/15/2035	4.550%	1,000,000	1,195,571
05/14/2036	4.300%	681,000	800,341
11/21/2039	4.050%	5,383,000	6,170,562
11/06/2042	4.400%	280,000	335,920
05/14/2046	4.450%	1,290,000	1,558,724
11/21/2049	4.250%	1,482,000	1,779,272
Amgen, Inc.
02/21/2027	2.200%	227,000	232,255
08/15/2028	1.650%	3,754,000	3,679,668
01/15/2052	3.000%	1,040,000	1,013,903
AstraZeneca Finance LLC
05/28/2028	1.750%	3,292,000	3,270,837
AstraZeneca PLC
09/15/2037	6.450%	290,000	427,579
09/18/2042	4.000%	341,000	406,584
08/06/2050	2.125%	469,000	416,893
05/28/2051	3.000%	214,000	225,125
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	874,000	892,072
04/01/2026	9.250%	2,070,000	2,198,341
08/15/2027	5.750%	990,000	1,028,454
01/30/2028	5.000%	3,020,000	2,810,007
06/01/2028	4.875%	2,530,000	2,595,702
02/15/2029	5.000%	3,020,000	2,680,250
Biogen, Inc.
05/01/2030	2.250%	1,175,000	1,157,916
05/01/2050	3.150%	461,000	449,261
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bristol Myers Squibb Co.
11/13/2027	1.125%	281,000	273,683
02/20/2028	3.900%	900,000	1,003,554
07/26/2029	3.400%	1,560,000	1,706,314
11/13/2030	1.450%	480,000	457,031
06/15/2039	4.125%	476,000	563,019
08/15/2045	5.000%	459,000	611,247
02/20/2048	4.550%	400,000	511,283
11/13/2050	2.550%	1,505,000	1,427,276
Emergent BioSolutions, Inc.(a)
08/15/2028	3.875%	965,000	925,530
Gilead Sciences, Inc.
09/01/2036	4.000%	839,000	965,195
10/01/2040	2.600%	3,095,000	2,967,358
03/01/2047	4.150%	1,000,000	1,178,814
10/01/2050	2.800%	1,067,000	1,033,006
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	825,000	832,687
Jazz Securities DAC(a)
01/15/2029	4.375%	1,250,000	1,293,943
Merck & Co., Inc.
12/10/2051	2.750%	3,290,000	3,273,474
Mylan NV
06/15/2026	3.950%	200,000	215,716
Mylan, Inc.
11/29/2043	5.400%	213,000	263,726
Organon Finance 1 LLC(a)
04/30/2028	4.125%	650,000	666,466
04/30/2031	5.125%	1,030,000	1,076,015
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	785,000	801,952
Pfizer, Inc.
03/11/2022	2.800%	901,000	905,273
05/28/2040	2.550%	3,244,000	3,226,098
Regeneron Pharmaceuticals, Inc.
09/15/2030	1.750%	1,550,000	1,466,811
Roche Holdings, Inc.(a)
12/13/2031	2.076%	4,444,000	4,431,370
12/13/2051	2.607%	2,065,000	2,026,040
Royalty Pharma PLC
09/02/2023	0.750%	390,000	387,492
09/02/2025	1.200%	385,000	378,164
09/02/2027	1.750%	966,000	949,871
09/02/2040	3.300%	940,000	937,151
09/02/2050	3.550%	965,000	958,225
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	2,148,000	2,208,671
09/23/2026	3.200%	1,480,000	1,570,359

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Takeda Pharmaceutical Co., Ltd.
11/26/2023	4.400%	1,587,000	1,679,469
11/26/2028	5.000%	1,000,000	1,174,865
03/31/2030	2.050%	3,565,000	3,475,514
07/09/2040	3.025%	1,915,000	1,928,339
07/09/2050	3.175%	1,009,000	1,022,913
07/09/2060	3.375%	200,000	207,812
Viatris, Inc.
06/22/2040	3.850%	229,000	244,265
Zoetis, Inc.
05/15/2030	2.000%	303,000	298,601
Total			95,542,376
Property & Casualty 0.2%
Alleghany Corp.
08/15/2051	3.250%	1,410,000	1,402,529
American Financial Group, Inc.
08/15/2026	3.500%	189,000	201,896
American International Group, Inc.
06/30/2030	3.400%	918,000	995,314
06/30/2050	4.375%	504,000	627,666
Assurant, Inc.
09/27/2023	4.200%	186,000	195,414
Brown & Brown, Inc.
03/15/2031	2.375%	753,000	738,106
Chubb INA Holdings, Inc.
05/15/2024	3.350%	256,000	270,166
Cincinnati Financial Corp.
11/01/2034	6.125%	1,000,000	1,359,650
CNA Financial Corp.
08/15/2027	3.450%	170,000	183,139
Enstar Group Ltd.
09/01/2031	3.100%	2,349,000	2,299,578
Hanover Insurance Group, Inc. (The)
09/01/2030	2.500%	600,000	598,305
Hartford Financial Services Group, Inc. (The)
10/01/2041	6.100%	265,000	371,232
04/15/2043	4.300%	430,000	503,726
Liberty Mutual Group, Inc.(a)
10/15/2050	3.951%	700,000	776,655
Markel Corp.
11/01/2027	3.500%	306,000	328,310
OneBeacon US Holdings, Inc.
11/09/2022	4.600%	205,000	210,831
Radian Group, Inc.
10/01/2024	4.500%	470,000	492,699
Stewart Information Services Corp.
11/15/2031	3.600%	1,258,000	1,274,561
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Travelers Property Casualty Corp.
04/15/2026	7.750%	206,000	257,047
Total			13,086,824
Railroads 0.5%
Burlington Northern Santa Fe LLC
08/15/2030	7.950%	500,000	717,988
05/01/2040	5.750%	790,000	1,096,118
02/15/2050	3.550%	147,000	165,436
02/15/2051	3.050%	785,000	814,177
Canadian National Railway Co.
08/02/2046	3.200%	2,276,000	2,402,533
Canadian Pacific Railway Co.
12/02/2024	1.350%	6,936,000	6,944,242
12/02/2026	1.750%	2,310,000	2,320,316
12/02/2031	2.450%	2,578,000	2,623,806
12/02/2041	3.000%	1,084,000	1,108,349
12/02/2051	3.100%	1,890,000	1,932,986
CSX Corp.
10/01/2036	6.000%	450,000	615,574
11/15/2048	4.750%	415,000	538,640
09/15/2049	3.350%	80,000	85,104
05/15/2051	2.500%	505,000	467,560
Kansas City Southern
05/01/2048	4.700%	750,000	939,040
Norfolk Southern Corp.
05/15/2050	3.050%	825,000	837,114
08/15/2052	4.050%	600,000	720,684
Union Pacific Corp.
02/05/2027	2.150%	1,477,000	1,517,481
02/05/2030	2.400%	1,829,000	1,869,350
08/15/2039	3.550%	2,117,000	2,343,227
09/15/2067	4.100%	200,000	243,380
Total			30,303,105
Refining 0.0%
HollyFrontier Corp.
10/01/2023	2.625%	1,460,000	1,488,780
04/01/2026	5.875%	618,000	692,989
Marathon Petroleum Corp.
05/01/2025	4.700%	217,000	236,947
Phillips 66
11/15/2044	4.875%	40,000	50,581
Valero Energy Corp.
09/15/2027	2.150%	341,000	340,506
04/15/2032	7.500%	181,000	249,263
Total			3,059,066

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	41

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	1,385,000	1,402,301
10/15/2030	4.000%	190,000	187,693
McDonald’s Corp.
12/09/2035	4.700%	283,000	346,359
10/15/2037	6.300%	268,000	378,572
Starbucks Corp.
05/07/2022	1.300%	1,186,000	1,189,673
11/15/2030	2.550%	310,000	316,369
11/15/2050	3.500%	1,858,000	2,002,691
Yum! Brands, Inc.(a)
04/01/2025	7.750%	605,000	637,857
Yum! Brands, Inc.
01/31/2032	4.625%	635,000	673,930
Total			7,135,445
Retail REIT 0.5%
Agree LP
06/15/2028	2.000%	2,034,000	1,999,200
06/15/2033	2.600%	465,000	457,665
Brixmor Operating Partnership LP
02/01/2025	3.850%	341,000	360,801
04/01/2028	2.250%	1,547,000	1,544,311
08/16/2031	2.500%	1,129,000	1,104,530
DDR Corp.
02/01/2025	3.625%	482,000	504,836
06/01/2027	4.700%	200,000	221,586
Federal Realty Investment Trust
01/15/2024	3.950%	1,291,000	1,352,741
National Retail Properties, Inc.
11/15/2025	4.000%	728,000	789,858
12/15/2026	3.600%	618,000	661,228
Realty Income Corp.
07/15/2024	3.875%	219,000	232,087
04/15/2025	3.875%	255,000	274,623
01/15/2028	3.400%	991,000	1,069,613
06/15/2028	2.200%	1,000,000	1,010,093
01/15/2031	3.250%	300,000	322,334
12/15/2032	2.850%	1,353,000	1,407,263
Regency Centers LP
09/15/2029	2.950%	2,684,000	2,784,036
Scentre Group Trust 1/Trust 2(a)
02/12/2025	3.500%	1,040,000	1,095,638
01/28/2026	3.625%	1,472,000	1,574,267
Scentre Group Trust 2(a),(i)
09/24/2080	4.750%	995,000	1,039,590
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Spirit Realty LP
03/15/2028	2.100%	1,858,000	1,817,206
01/15/2030	3.400%	1,124,000	1,180,546
02/15/2032	2.700%	561,000	556,508
STORE Capital Corp.
03/15/2028	4.500%	3,525,000	3,910,510
03/15/2029	4.625%	1,191,000	1,335,309
11/18/2030	2.750%	1,653,000	1,649,410
12/01/2031	2.700%	652,000	638,336
Total			30,894,125
Retailers 0.8%
7-Eleven, Inc.(a)
02/10/2028	1.300%	609,000	579,353
02/10/2041	2.500%	619,000	570,220
Advance Auto Parts, Inc.
04/15/2030	3.900%	3,735,000	4,087,470
Alimentation Couche-Tard, Inc.(a)
01/25/2030	2.950%	440,000	456,141
01/25/2050	3.800%	433,000	467,954
Amazon.com, Inc.
05/12/2026	1.000%	6,364,000	6,298,511
05/12/2028	1.650%	2,868,000	2,865,788
05/12/2031	2.100%	4,478,000	4,527,603
08/22/2037	3.875%	550,000	646,084
05/12/2051	3.100%	2,988,000	3,191,970
06/03/2060	2.700%	436,000	419,680
05/12/2061	3.250%	973,000	1,049,256
Asbury Automotive Group, Inc.
03/01/2028	4.500%	875,000	893,737
AutoNation, Inc.
06/01/2030	4.750%	943,000	1,078,411
AutoZone, Inc.
01/15/2031	1.650%	840,000	791,104
Dollar General Corp.
05/01/2028	4.125%	365,000	406,006
Gap Inc. (The)(a)
10/01/2029	3.625%	755,000	746,726
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	1,250,000	1,248,570
Home Depot, Inc. (The)
04/15/2040	3.300%	387,000	419,190
12/15/2049	3.125%	1,810,000	1,907,951
03/15/2051	2.375%	1,491,000	1,373,952
L Brands, Inc.
06/15/2029	7.500%	1,700,000	1,935,921
Lithia Motors, Inc.(a)
12/15/2027	4.625%	855,000	899,045

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lowe’s Companies, Inc.
10/15/2030	1.700%	450,000	427,504
09/15/2041	2.800%	1,110,000	1,084,730
Nordstrom, Inc.
08/01/2031	4.250%	1,331,000	1,308,276
O’Reilly Automotive, Inc.
03/15/2026	3.550%	164,000	176,011
09/01/2027	3.600%	432,000	468,944
Penske Automotive Group, Inc.
09/01/2025	3.500%	1,060,000	1,087,321
06/15/2029	3.750%	425,000	423,176
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	2,030,000	2,086,877
Rite Aid Corp.(a)
11/15/2026	8.000%	1,250,000	1,279,482
Tapestry, Inc.
03/15/2032	3.050%	2,587,000	2,597,554
Walmart, Inc.
09/22/2041	2.500%	752,000	759,691
William Carter Co. (The)(a)
05/15/2025	5.500%	765,000	797,731
03/15/2027	5.625%	405,000	418,553
Total			49,776,493
Supermarkets 0.1%
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	5,435,000	5,707,773
Kroger Co. (The)
05/01/2030	2.200%	682,000	678,955
01/15/2050	3.950%	239,000	275,644
Total			6,662,372
Technology 2.6%
ams AG(a)
07/31/2025	7.000%	1,010,000	1,071,447
Analog Devices, Inc.
10/01/2028	1.700%	1,401,000	1,392,474
10/01/2031	2.100%	1,863,000	1,865,546
Apple, Inc.
06/20/2027	3.000%	562,000	602,538
08/05/2028	1.400%	3,730,000	3,654,046
08/05/2031	1.700%	2,796,000	2,730,461
02/08/2041	2.375%	764,000	741,250
08/04/2046	3.850%	672,000	796,119
11/13/2047	3.750%	495,000	581,794
05/11/2050	2.650%	2,301,000	2,260,263
02/08/2051	2.650%	2,334,000	2,292,987
08/20/2060	2.550%	2,187,000	2,058,909
08/05/2061	2.850%	5,493,000	5,523,590
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Arrow Electronics, Inc.
09/08/2024	3.250%	219,000	228,403
01/12/2028	3.875%	376,000	407,559
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	925,000	923,272
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	707,000	766,590
Broadcom, Inc.
11/15/2025	3.150%	1,220,000	1,280,939
09/15/2028	4.110%	469,000	514,620
11/15/2030	4.150%	1,658,000	1,838,724
Broadcom, Inc.(a)
02/15/2031	2.450%	2,361,000	2,306,909
04/15/2033	3.419%	3,902,000	4,073,574
04/15/2034	3.469%	2,406,000	2,510,243
11/15/2035	3.137%	136,000	136,708
11/15/2036	3.187%	431,000	432,395
CDK Global, Inc.
06/01/2027	4.875%	770,000	800,619
CDW LLC/Finance Corp.
04/01/2028	4.250%	795,000	822,644
Citrix Systems, Inc.
03/01/2026	1.250%	415,000	403,740
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	1,285,000	1,295,220
CommScope Finance LLC(a)
03/01/2026	6.000%	1,875,000	1,942,587
CommScope Technologies LLC(a)
03/15/2027	5.000%	1,155,000	1,088,257
Dell International LLC/EMC Corp.
06/15/2023	5.450%	153,000	161,581
06/15/2026	6.020%	2,068,000	2,396,302
10/01/2026	4.900%	478,000	538,843
07/15/2027	6.100%	954,000	1,143,190
10/01/2029	5.300%	600,000	704,814
07/15/2046	8.350%	249,000	417,012
Dell International LLC/EMC Corp.(a)
12/15/2041	3.375%	2,318,000	2,295,072
12/15/2051	3.450%	2,777,000	2,666,302
Entegris, Inc.(a)
04/15/2028	4.375%	1,040,000	1,073,114
Equinix, Inc.
11/18/2026	2.900%	1,375,000	1,429,530
Fair Isaac Corp.(a)
06/15/2028	4.000%	1,000,000	1,027,510
Fiserv, Inc.
07/01/2026	3.200%	360,000	381,056
07/01/2049	4.400%	345,000	411,432

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	43

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gartner, Inc.(a)
07/01/2028	4.500%	1,245,000	1,300,298
06/15/2029	3.625%	845,000	854,449
Global Payments, Inc.
11/15/2024	1.500%	1,386,000	1,386,422
01/15/2027	2.150%	2,773,000	2,786,120
05/15/2030	2.900%	1,850,000	1,883,944
11/15/2031	2.900%	4,458,000	4,528,964
HP, Inc.
06/17/2025	2.200%	3,001,000	3,067,670
06/17/2027	3.000%	268,000	282,043
Imola Merger Corp.(a)
05/15/2029	4.750%	1,740,000	1,784,286
Intel Corp.
08/12/2028	1.600%	2,349,000	2,320,659
08/12/2031	2.000%	2,751,000	2,733,307
08/12/2041	2.800%	1,501,000	1,496,653
02/15/2060	3.100%	239,000	240,808
08/12/2061	3.200%	761,000	778,785
Iron Mountain, Inc.(a)
09/15/2027	4.875%	1,050,000	1,088,425
KLA Corp.
03/01/2050	3.300%	1,238,000	1,323,150
Leidos, Inc.
02/15/2031	2.300%	570,000	547,129
Microchip Technology, Inc.
02/15/2024	0.972%	506,000	501,695
09/01/2025	4.250%	630,000	654,391
Microsoft Corp.
02/12/2035	3.500%	300,000	343,564
03/17/2052	2.921%	462,000	489,219
03/17/2062	3.041%	314,000	338,071
MSCI, Inc.(a)
09/01/2030	3.625%	1,015,000	1,041,840
NCR Corp.(a)
10/01/2028	5.000%	1,722,000	1,774,460
09/01/2029	6.125%	700,000	749,142
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	1,105,000	1,140,908
NXP BV/Funding LLC/USA, Inc.(a)
06/18/2026	3.875%	3,987,000	4,300,403
05/01/2027	3.150%	935,000	983,643
05/11/2041	3.250%	3,525,000	3,623,880
ON Semiconductor Corp.(a)
09/01/2028	3.875%	1,275,000	1,307,969
Open Text Corp.(a)
02/15/2028	3.875%	895,000	912,269
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oracle Corp.
04/01/2027	2.800%	1,622,000	1,673,378
03/25/2028	2.300%	312,000	310,615
03/25/2031	2.875%	760,000	763,807
07/08/2034	4.300%	164,000	181,870
05/15/2035	3.900%	735,000	786,266
07/15/2036	3.850%	835,000	879,064
11/15/2037	3.800%	2,010,000	2,094,345
04/01/2040	3.600%	2,700,000	2,714,144
03/25/2041	3.650%	967,000	979,097
03/25/2051	3.950%	2,055,000	2,138,359
Plantronics, Inc.(a)
03/01/2029	4.750%	845,000	805,573
Presidio Holdings, Inc.(a)
02/01/2027	4.875%	1,225,000	1,262,516
PTC, Inc.(a)
02/15/2028	4.000%	880,000	895,715
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	555,000	627,097
Seagate HDD Cayman
07/15/2029	3.125%	480,000	469,275
01/15/2031	4.125%	820,000	853,142
Sensata Technologies BV(a)
04/15/2029	4.000%	1,160,000	1,184,729
Square, Inc.(a)
06/01/2026	2.750%	545,000	547,251
06/01/2031	3.500%	1,130,000	1,164,055
SS&C Technologies, Inc.(a)
09/30/2027	5.500%	1,020,000	1,068,249
Switch Ltd.(a)
09/15/2028	3.750%	995,000	1,003,658
Synaptics, Inc.(a)
06/15/2029	4.000%	905,000	923,905
Texas Instruments, Inc.
09/15/2026	1.125%	939,000	929,625
TSMC Arizona Corp.
10/25/2041	3.125%	1,509,000	1,572,795
VMware, Inc.
08/15/2023	0.600%	4,626,000	4,595,224
08/15/2024	1.000%	3,239,000	3,210,124
08/15/2026	1.400%	3,701,000	3,640,134
05/15/2027	4.650%	4,004,000	4,519,542
08/21/2027	3.900%	372,000	406,345
08/15/2028	1.800%	2,034,000	1,980,929
05/15/2030	4.700%	1,872,000	2,177,226
Western Digital Corp.
02/15/2026	4.750%	980,000	1,071,344
Total			155,984,149

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco 0.3%
Altria Group, Inc.
05/06/2025	2.350%	406,000	415,949
02/04/2032	2.450%	1,100,000	1,044,248
02/04/2041	3.400%	2,201,000	2,029,433
BAT Capital Corp.
03/25/2028	2.259%	502,000	489,721
03/25/2031	2.726%	4,368,000	4,242,545
08/15/2037	4.390%	7,411,000	7,820,372
08/15/2047	4.540%	425,000	444,322
Total			16,486,590
Transportation Services 0.1%
Adani International Container Terminal Private Ltd.(a)
02/16/2031	3.000%	833,000	802,640
Adani Ports & Special Economic Zone Ltd.(a)
08/04/2027	4.200%	1,598,000	1,660,317
Avis Budget Car Rental LLC/Finance, Inc.(a)
07/15/2027	5.750%	1,405,000	1,464,686
Brambles U.S.A., Inc.(a)
10/23/2025	4.125%	300,000	324,769
ERAC U.S.A. Finance LLC(a)
02/15/2045	4.500%	399,000	483,890
Hertz Corp. (The)(a)
12/01/2026	4.625%	860,000	867,288
JB Hunt Transport Services, Inc.
03/01/2026	3.875%	169,000	183,944
Penske Truck Leasing Co. LP/Finance Corp.(a)
03/14/2023	2.700%	350,000	356,372
XPO Logistics, Inc.(a)
05/01/2025	6.250%	1,705,000	1,786,630
Total			7,930,536
Wireless 1.2%
Altice France Holding SA(a)
02/15/2028	6.000%	905,000	865,614
Altice France SA(a)
07/15/2029	5.125%	1,375,000	1,341,347
America Movil SAB de CV
04/22/2029	3.625%	795,000	859,979
04/22/2049	4.375%	662,000	805,175
American Tower Corp.
10/15/2026	3.375%	425,000	451,535
01/31/2028	1.500%	1,405,000	1,345,516
08/15/2029	3.800%	1,500,000	1,633,170
06/15/2030	2.100%	750,000	723,766
10/15/2030	1.875%	1,320,000	1,248,503
10/15/2049	3.700%	800,000	857,738
06/15/2050	3.100%	599,000	582,518
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/15/2051	2.950%	391,000	370,740
Crown Castle International Corp.
07/15/2026	1.050%	2,796,000	2,704,374
03/01/2027	4.000%	704,000	767,102
01/15/2031	2.250%	1,470,000	1,430,567
04/01/2031	2.100%	5,169,000	4,959,286
07/15/2031	2.500%	2,044,000	2,030,903
04/01/2041	2.900%	1,305,000	1,268,014
Empresa Nacional de Telecomunicaciones SA(a)
09/14/2032	3.050%	625,000	613,155
Rogers Communications, Inc.
05/01/2049	4.350%	188,000	218,511
SBA Communications Corp.
02/15/2027	3.875%	550,000	567,833
SBA Communications Corp.(a)
02/01/2029	3.125%	515,000	495,616
Sprint Capital Corp.
03/15/2032	8.750%	1,030,000	1,545,170
Sprint Corp.
06/15/2024	7.125%	1,680,000	1,887,123
03/01/2026	7.625%	3,170,000	3,801,132
T-Mobile USA, Inc.
04/15/2025	3.500%	815,000	863,679
02/15/2026	1.500%	1,650,000	1,632,708
02/15/2026	2.250%	1,821,000	1,823,082
04/15/2027	3.750%	2,480,000	2,685,307
02/01/2028	4.750%	3,835,000	4,037,230
02/15/2028	2.050%	1,850,000	1,840,025
04/15/2029	3.375%	3,997,000	4,077,793
04/15/2030	3.875%	1,572,000	1,720,186
02/15/2031	2.875%	638,000	629,886
T-Mobile USA, Inc.(a)
02/15/2026	2.250%	9,263,000	9,291,617
04/15/2029	3.375%	4,664,000	4,759,576
04/15/2031	3.500%	3,439,000	3,564,514
03/15/2032	2.700%	1,090,000	1,097,669
10/15/2052	3.400%	2,034,000	2,028,162
Vodafone Group PLC
05/30/2048	5.250%	136,000	177,604
06/19/2049	4.875%	365,000	460,514
Vodafone Group PLC(i)
06/04/2081	3.250%	685,000	671,881
Total			74,735,820
Wirelines 1.0%
AT&T, Inc.
06/01/2027	2.300%	951,000	969,220
02/01/2028	1.650%	107,000	104,787
02/01/2032	2.250%	2,791,000	2,700,493
06/01/2041	3.500%	1,371,000	1,410,778
02/01/2043	3.100%	3,508,000	3,397,387

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	45

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/2051	3.650%	753,000	781,457
09/15/2053	3.500%	4,387,000	4,434,170
09/15/2055	3.550%	982,000	983,813
12/01/2057	3.800%	1,786,000	1,860,940
09/15/2059	3.650%	1,963,000	1,981,527
Bell Telephone Co. of Canada (The)
02/15/2052	3.200%	175,000	178,621
CenturyLink, Inc.(a)
12/15/2026	5.125%	1,880,000	1,955,977
02/15/2027	4.000%	3,715,000	3,769,029
Deutsche Telekom AG(a)
01/21/2050	3.625%	392,000	417,097
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	1,025,000	1,010,251
Frontier Communications Holdings LLC(a)
10/15/2027	5.875%	1,380,000	1,459,564
Level 3 Financing, Inc.(a)
09/15/2027	4.625%	1,920,000	1,961,391
Telecom Italia Capital SA
09/30/2034	6.000%	1,225,000	1,295,577
Verizon Communications, Inc.
03/22/2028	2.100%	280,000	280,855
09/21/2028	4.329%	652,000	741,533
02/08/2029	3.875%	235,000	260,676
10/30/2030	1.680%	1,872,000	1,780,475
03/21/2031	2.550%	3,896,000	3,935,608
11/01/2034	4.400%	3,500,000	4,074,782
01/15/2036	4.272%	800,000	940,201
11/20/2040	2.650%	5,116,000	4,855,832
03/22/2041	3.400%	1,882,000	1,975,089
08/21/2046	4.862%	371,000	477,904
11/20/2050	2.875%	757,000	719,029
10/30/2056	2.987%	186,000	176,400
03/22/2061	3.700%	1,367,000	1,479,760
Verizon Communications, Inc.(a)
03/15/2032	2.355%	5,487,000	5,411,789
Total			57,782,012
Total Corporate Bonds & Notes (Cost $2,130,567,836)			2,154,822,596

Foreign Government Obligations(k) 1.3%

Bahrain 0.0%
Bahrain Government International Bond(a)
09/16/2032	5.450%	900,000	873,082
Belarus 0.0%
Republic of Belarus Ministry of Finance(a)
02/24/2031	6.378%	700,000	557,169
Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.1%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	710,000	744,567
06/01/2027	5.250%	1,005,000	1,071,834
05/15/2029	4.250%	360,000	361,028
Ontario Teachers’ Cadillac Fairview Properties Trust(a)
03/20/2027	3.875%	804,000	879,272
Total			3,056,701
Chile 0.0%
Chile Government International Bond
01/27/2032	2.550%	592,000	590,058
Interchile SA(a)
06/30/2056	4.500%	769,000	818,988
Total			1,409,046
Colombia 0.1%
Colombia Government International Bond
02/26/2024	4.000%	893,000	921,630
09/18/2037	7.375%	150,000	174,412
05/15/2049	5.200%	2,913,000	2,679,979
Ecopetrol SA
01/16/2025	4.125%	300,000	305,197
06/26/2026	5.375%	580,000	612,239
Oleoducto Central SA(a)
07/14/2027	4.000%	1,154,000	1,149,771
Total			5,843,228
Dominican Republic 0.1%
Dominican Republic International Bond(a)
09/23/2032	4.875%	1,000,000	1,019,117
01/30/2060	5.875%	1,500,000	1,441,708
Total			2,460,825
Egypt 0.0%
Egypt Government International Bond(a)
02/16/2026	3.875%	1,700,000	1,591,993
11/20/2059	8.150%	600,000	512,664
Total			2,104,657
El Salvador 0.0%
El Salvador Government International Bond(a)
01/20/2050	7.125%	600,000	328,839
Ghana 0.0%
Ghana Government International Bond(a),(j)
04/07/2025	0.000%	900,000	627,614

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ghana Government International Bond(a)
04/07/2034	8.625%	1,000,000	811,042
06/16/2049	8.627%	500,000	395,579
Total			1,834,235
Hungary 0.0%
Hungary Government International Bond(a)
09/21/2051	3.125%	473,000	465,755
Italy 0.1%
Republic of Italy Government International Bond
05/06/2051	3.875%	2,971,000	3,179,025
Ivory Coast 0.0%
Ivory Coast Government International Bond(a)
06/15/2033	6.125%	1,200,000	1,263,372
Japan 0.1%
Japan Bank for International Cooperation
10/17/2024	1.750%	2,644,000	2,691,380
Kenya 0.0%
Republic of Kenya Government International Bond(a)
05/22/2032	8.000%	900,000	983,252
01/23/2034	6.300%	790,000	775,121
02/28/2048	8.250%	400,000	406,212
Total			2,164,585
Mexico 0.4%
Banco Nacional de Comercio Exterior SNC(a),(i)
08/11/2031	2.720%	520,000	514,856
Comision Federal de Electricidad(a)
07/26/2033	3.875%	1,049,000	1,028,716
Mexico City Airport Trust(a)
07/31/2047	5.500%	200,000	200,215
Mexico Government International Bond
01/30/2025	3.600%	757,000	803,502
01/21/2026	4.125%	1,673,000	1,837,026
04/22/2029	4.500%	3,438,000	3,829,463
05/24/2031	2.659%	1,302,000	1,269,419
08/14/2041	4.280%	4,311,000	4,475,310
03/08/2044	4.750%	2,234,000	2,434,059
01/15/2047	4.350%	479,000	497,210
01/31/2050	4.500%	436,000	462,864
05/24/2061	3.771%	935,000	861,241
04/19/2071	3.750%	2,603,000	2,335,153
10/12/2110	5.750%	458,000	527,790
Petroleos Mexicanos
02/12/2028	5.350%	1,100,000	1,096,336
01/23/2050	7.690%	300,000	289,381
01/28/2060	6.950%	500,000	444,443
Total			22,906,984
Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netherlands 0.0%
Greenko Dutch BV(a)
03/29/2026	3.850%	197,000	199,043
Nigeria 0.1%
Nigeria Government International Bond(a)
11/28/2027	6.500%	1,200,000	1,194,232
09/28/2028	6.125%	540,000	521,383
01/21/2031	8.747%	1,200,000	1,257,019
09/28/2033	7.375%	442,000	421,064
Total			3,393,698
Norway 0.0%
Equinor ASA
09/23/2027	7.250%	400,000	513,474
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%	400,000	423,944
10/28/2032	7.375%	300,000	349,500
Total			773,444
Pakistan 0.0%
Pakistan Government International Bond(a)
04/08/2026	6.000%	1,100,000	1,098,525
Panama 0.0%
Banco Nacional de Panama(a)
08/11/2030	2.500%	1,500,000	1,405,121
Panama Government International Bond
04/16/2050	4.500%	275,000	303,125
Total			1,708,246
Paraguay 0.1%
Bioceanico Sovereign Certificate Ltd.(a),(j)
06/05/2034	0.000%	382,435	286,678
Paraguay Government International Bond(a)
03/27/2027	4.700%	200,000	221,879
04/28/2031	4.950%	542,000	608,234
03/13/2048	5.600%	1,800,000	2,081,462
03/30/2050	5.400%	1,601,000	1,828,495
Total			5,026,748
Peru 0.2%
Peruvian Government International Bond
01/23/2026	2.392%	1,948,000	1,977,342
01/23/2031	2.783%	3,687,000	3,671,003
01/15/2034	3.000%	3,277,000	3,269,078
11/18/2050	5.625%	98,000	137,792
01/15/2072	3.600%	2,063,000	2,015,957

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	47

Portfolio of Investments  (continued)
December 31, 2021
Foreign Government Obligations(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Petroleos del Peru SA(a)
06/19/2047	5.625%	1,426,000	1,422,085
Total			12,493,257
Saudi Arabia 0.0%
Saudi Arabian Oil Co.(a)
11/24/2023	1.250%	200,000	200,116
11/24/2025	1.625%	338,000	336,253
Saudi Government International Bond(a)
02/02/2033	2.250%	743,000	725,537
Total			1,261,906
Senegal 0.0%
Senegal Government International Bond(a)
05/23/2033	6.250%	400,000	412,189
03/13/2048	6.750%	400,000	392,641
Total			804,830
Singapore 0.0%
BOC Aviation Ltd.(a)
09/18/2022	2.750%	400,000	403,358
10/10/2024	3.500%	310,000	324,926
Total			728,284
South Africa 0.0%
Eskom Holdings SOC Ltd.(a)
08/06/2023	6.750%	300,000	308,286
Republic of South Africa Government International Bond
10/12/2028	4.300%	600,000	608,355
Total			916,641
Trinidad and Tobago 0.0%
Trinidad Petroleum Holdings Ltd.(a)
06/15/2026	9.750%	200,000	216,923
United Arab Emirates 0.0%
Abu Dhabi Government International Bond(a)
09/15/2051	3.000%	642,000	644,450
Total Foreign Government Obligations (Cost $81,874,880)			80,918,352

Inflation-Indexed Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.1%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%	1,222,040	1,225,759
01/15/2029	2.500%	1,288,260	1,646,177
Total			2,871,936
Total Inflation-Indexed Bonds (Cost $2,637,827)			2,871,936

Municipal Bonds 0.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
City of Los Angeles Department of Airports
Revenue Bonds
Build America Bonds
Series 2009
05/15/2039	6.582%	420,000	559,318
Higher Education 0.1%
Ohio State University (The)
Revenue Bonds
Taxable
Series 2011A
06/01/2111	4.800%	2,014,000	3,045,548
University of Texas System (The)
Refunding Revenue Bonds
Taxable
Series 2020B
08/15/2049	2.439%	685,000	677,148
Total			3,722,696
Hospital 0.0%
Regents of the University of California Medical Center
Taxable Revenue Bonds
Series 2020N
05/15/2120	3.706%	1,360,000	1,502,055
Joint Power Authority 0.1%
American Municipal Power, Inc.
Revenue Bonds
Build America Bonds
Series 2010
02/15/2050	7.499%	1,265,000	2,079,082
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 174th
Series 2012
10/01/2062	4.458%	1,850,000	2,452,124

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Taxable Consolidated 160th
Series 2010
11/01/2040	5.647%	835,000	1,169,020
Total			3,621,144
Special Non Property Tax 0.0%
New York State Dormitory Authority
Revenue Bonds
Build America Bonds
Series 2010
03/15/2040	5.600%	415,000	557,764
State General Obligation 0.0%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	295,000	462,800
Turnpike / Bridge / Toll Road 0.0%
North Texas Tollway Authority
Revenue Bonds
Series 2009 (BAM)
01/01/2049	6.718%	1,164,000	1,966,745
Water & Sewer 0.0%
District of Columbia Water & Sewer Authority
Taxable Revenue Bonds
Senior Lien
Series 2014A
10/01/2114	4.814%	411,000	617,556
Total Municipal Bonds (Cost $11,488,768)			15,089,160

Residential Mortgage-Backed Securities - Agency 16.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS
CMO Series 2013-11 Class AP
01/25/2043	1.500%	90,149	89,828
CMO Series 2020-50 Class A
07/25/2050	2.000%	6,501,369	6,517,208
CMO Series 2021-27 Class EC
05/25/2051	1.500%	5,481,343	5,414,177
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
11/01/2022- 10/17/2038	6.500%	853,167	960,927
12/01/2031- 03/01/2033	3.000%	5,964,028	6,260,640
12/01/2032- 09/01/2049	4.000%	11,867,115	12,837,522
06/01/2035- 04/01/2036	5.500%	83,329	93,104
01/01/2036- 05/01/2050	2.500%	8,940,413	9,277,842
09/01/2037	6.000%	590,365	683,298
05/01/2048- 12/01/2048	5.000%	2,426,971	2,703,590
06/01/2048	4.500%	1,520,359	1,660,420
12/01/2050	2.000%	2,286,781	2,290,072
CMO Series 2017-4742 Class PA
10/15/2047	3.000%	1,727,189	1,765,572
CMO Series 2127 Class PG
02/15/2029	6.250%	115,710	124,734
CMO Series 2165 Class PE
06/15/2029	6.000%	47,008	52,247
CMO Series 2326 Class ZQ
06/15/2031	6.500%	253,707	280,927
CMO Series 2399 Class TH
01/15/2032	6.500%	136,874	157,238
CMO Series 2517 Class Z
10/15/2032	5.500%	137,570	150,344
CMO Series 2557 Class HL
01/15/2033	5.300%	230,180	256,905
CMO Series 262 Class 35
07/15/2042	3.500%	2,622,130	2,799,734
CMO Series 2752 Class EZ
02/15/2034	5.500%	573,367	641,328
CMO Series 2764 Class ZG
03/15/2034	5.500%	433,727	487,419
CMO Series 2953 Class PG
03/15/2035	5.500%	1,969,154	2,244,895
CMO Series 2986 Class CH
06/15/2025	5.000%	148,893	155,937
CMO Series 2989 Class TG
06/15/2025	5.000%	120,412	125,871
CMO Series 299 Class 300
01/15/2043	3.000%	329,340	343,959
CMO Series 2990 Class UZ
06/15/2035	5.750%	744,015	842,152
CMO Series 3101 Class UZ
01/15/2036	6.000%	204,596	235,656

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	49

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3123 Class AZ
03/15/2036	6.000%	241,676	276,708
CMO Series 3143 Class BC
02/15/2036	5.500%	266,989	301,225
CMO Series 3164 Class MG
06/15/2036	6.000%	105,822	113,728
CMO Series 3195 Class PD
07/15/2036	6.500%	174,683	195,395
CMO Series 3200 Class AY
08/15/2036	5.500%	175,501	200,612
CMO Series 3213 Class JE
09/15/2036	6.000%	233,095	268,867
CMO Series 3229 Class HE
10/15/2026	5.000%	315,036	331,350
CMO Series 3402 Class NC
12/15/2022	5.000%	17,070	17,312
CMO Series 3423 Class PB
03/15/2038	5.500%	608,943	691,003
CMO Series 3453 Class B
05/15/2038	5.500%	12,166	13,750
CMO Series 3461 Class Z
06/15/2038	6.000%	1,122,982	1,273,266
CMO Series 3501 Class CB
01/15/2039	5.500%	240,260	271,776
CMO Series 3684 Class CY
06/15/2025	4.500%	575,736	601,772
CMO Series 3704 Class CT
12/15/2036	7.000%	380,087	450,677
CMO Series 3704 Class DT
11/15/2036	7.500%	351,785	421,296
CMO Series 3704 Class ET
12/15/2036	7.500%	259,568	314,040
CMO Series 3707 Class B
08/15/2025	4.500%	753,785	777,522
CMO Series 3819 Class ZQ
04/15/2036	6.000%	398,630	462,250
CMO Series 3890 Class ME
07/15/2041	5.000%	1,000,000	1,162,864
CMO Series 4015 Class MY
03/15/2042	3.500%	2,000,000	2,130,762
CMO Series 4177 Class MQ
03/15/2043	2.500%	1,000,000	1,012,330
CMO Series 4205 Class PA
05/15/2043	1.750%	2,347,874	2,377,204
CMO Series 4217 Class KY
06/15/2043	3.000%	1,200,000	1,272,494
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4240 Class B
08/15/2033	3.000%	2,000,000	2,130,694
CMO Series 4426 Class QC
07/15/2037	1.750%	1,161,663	1,174,306
CMO Series 4705 Class A
09/15/2042	4.500%	134,375	135,094
CMO Series 4763 Class CA
09/15/2038	3.000%	290,621	304,460
CMO Series 4767 Class KA
03/15/2048	3.000%	402,233	421,481
CMO Series 4880 Class DA
05/15/2050	3.000%	1,514,618	1,586,871
CMO Series 5091 Class AB
03/25/2051	1.500%	3,490,775	3,450,474
CMO Series R006 Class ZA
04/15/2036	6.000%	303,177	351,964
CMO Series R007 Class ZA
05/15/2036	6.000%	575,196	655,112
CMO STRIPS Series 264 Class 30
07/15/2042	3.000%	337,875	348,957
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.250% Cap 10.323% 07/01/2036	2.323%	42,059	44,737
12-month USD LIBOR + 1.838% Cap 9.140% 07/01/2040	2.100%	108,688	113,995
12-month USD LIBOR + 1.640% Cap 7.817% 05/01/2049	2.817%	1,013,481	1,048,665
CMO Series 2551 Class NS
-1.8 x 1-month USD LIBOR + 14.483% Cap 14.483% 01/15/2033	14.282%	80,249	103,127
CMO Series 3852 Class QN
-3.6 x 1-month USD LIBOR + 27.211% Cap 5.500% 05/15/2041	5.500%	222,565	239,959
CMO Series 3966 Class BF
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 7.000% 10/15/2040	0.610%	101,933	102,132
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 9,999.000% 07/15/2037	0.502%	411,677	411,042

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4846 Class PF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 6.500% 12/15/2048	0.460%	224,144	222,895
Structured Pass-Through Securities
1-year MTA + 1.200% Floor 1.200% 10/25/2044	1.288%	424,916	435,243
Federal Home Loan Mortgage Corp.(h)
CMO Series 3077 Class TO
04/15/2035	0.000%	53,661	52,268
CMO Series 3100 Class
01/15/2036	0.000%	105,009	96,922
CMO Series 3117 Class OG
02/15/2036	0.000%	50,875	47,330
CMO Series 3181 Class OH
07/15/2036	0.000%	226,139	202,619
CMO Series 3316 Class JO
05/15/2037	0.000%	9,273	8,660
CMO Series 3607 Class TO
10/15/2039	0.000%	196,062	177,379
CMO STRIPS Series 197 Class
04/01/2028	0.000%	90,481	86,926
CMO STRIPS Series 310 Class
09/15/2043	0.000%	1,086,949	944,949
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 3380 Class SI
-1.0 x 1-month USD LIBOR + 6.370% Cap 6.370% 10/15/2037	6.260%	1,554,227	333,409
CMO Series 3385 Class SN
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 11/15/2037	5.890%	30,810	4,512
CMO Series 3451 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/15/2038	5.940%	47,479	6,190
CMO Series 3531 Class SM
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 05/15/2039	5.990%	40,975	6,596
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3608 Class SC
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 12/15/2039	6.140%	223,838	34,252
CMO Series 3740 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 10/15/2040	5.890%	197,429	28,071
CMO Series 3740 Class SC
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 10/15/2040	5.890%	285,440	52,757
CMO STRIPS Series 239 Class S30
-1.0 x 1-month USD LIBOR + 7.700% Cap 7.700% 08/15/2036	7.590%	227,669	64,611
Federal Home Loan Mortgage Corp.(c)
CMO Series 3688 Class GT
11/15/2046	7.477%	274,776	321,319
CMO Series 4272 Class W
04/15/2040	5.653%	1,458,594	1,639,340
Federal Home Loan Mortgage Corp.(g)
CMO Series 3714 Class IP
08/15/2040	5.000%	232,154	21,172
Federal Home Loan Mortgage Corp.(c),(g)
CMO Series 3802 Class LS
01/15/2040	1.595%	420,642	18,442
Federal National Mortgage Association
05/01/2022	7.500%	23	23
01/01/2023- 11/01/2048	6.000%	397,103	441,814
02/01/2024- 10/01/2038	6.500%	1,481,008	1,714,139
09/01/2030- 04/01/2051	2.000%	6,172,487	6,204,553
05/01/2033- 03/01/2060	3.500%	20,368,098	21,904,929
09/01/2033- 08/01/2059	4.000%	34,102,461	37,182,856
11/01/2033- 06/01/2049	5.500%	4,210,675	4,720,621
05/01/2034- 04/01/2050	4.500%	22,005,258	24,352,062
12/01/2035- 06/01/2036	2.500%	48,075,342	50,373,815
01/01/2036- 11/01/2049	5.000%	23,664,030	26,487,920
11/01/2037- 01/01/2039	7.000%	434,523	528,815

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	51

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/01/2043- 07/01/2060	3.000%	55,793,148	58,685,259
CMO Series 1999-7 Class AB
03/25/2029	6.000%	101,434	112,297
CMO Series 2001-60 Class PX
11/25/2031	6.000%	141,615	159,922
CMO Series 2002-50 Class ZA
05/25/2031	6.000%	479,704	532,744
CMO Series 2002-78 Class Z
12/25/2032	5.500%	178,719	202,399
CMO Series 2003-W19 Class 1A7
11/25/2033	5.620%	2,168,241	2,416,380
CMO Series 2004-50 Class VZ
07/25/2034	5.500%	753,290	841,453
CMO Series 2004-65 Class LT
08/25/2024	4.500%	60,229	62,105
CMO Series 2004-W10 Class A6
08/25/2034	5.750%	1,330,748	1,428,600
CMO Series 2005-121 Class DX
01/25/2026	5.500%	146,909	154,294
CMO Series 2006-105 Class ME
11/25/2036	5.500%	486,876	552,170
CMO Series 2006-16 Class HZ
03/25/2036	5.500%	467,236	525,803
CMO Series 2006-W3 Class 2A
09/25/2046	6.000%	152,718	169,104
CMO Series 2007-104 Class ZE
08/25/2037	6.000%	129,756	148,589
CMO Series 2007-116 Class PB
08/25/2035	5.500%	145,434	165,724
CMO Series 2007-18 Class MZ
03/25/2037	6.000%	195,989	217,619
CMO Series 2007-42 Class B
05/25/2037	6.000%	135,266	155,661
CMO Series 2007-76 Class ZG
08/25/2037	6.000%	231,293	266,437
CMO Series 2008-80 Class GP
09/25/2038	6.250%	23,001	26,355
CMO Series 2009-59 Class HB
08/25/2039	5.000%	312,592	347,955
CMO Series 2009-60 Class HT
08/25/2039	6.000%	316,702	364,265
CMO Series 2009-79 Class UA
03/25/2038	7.000%	24,836	28,017
CMO Series 2009-W1 Class A
12/25/2049	6.000%	624,839	689,229
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-111 Class AM
10/25/2040	5.500%	871,558	1,011,463
CMO Series 2010-2 Class LC
02/25/2040	5.000%	1,200,000	1,360,574
CMO Series 2011-118 Class MT
11/25/2041	7.000%	416,518	489,081
CMO Series 2011-118 Class NT
11/25/2041	7.000%	470,112	551,426
CMO Series 2011-31 Class DB
04/25/2031	3.500%	1,807,918	1,917,773
CMO Series 2011-39 Class ZA
11/25/2032	6.000%	224,009	254,065
CMO Series 2011-44 Class EB
05/25/2026	3.000%	799,854	824,549
CMO Series 2011-46 Class B
05/25/2026	3.000%	1,937,540	1,999,933
CMO Series 2011-59 Class NZ
07/25/2041	5.500%	1,084,374	1,232,486
CMO Series 2012-151 Class NX
01/25/2043	1.500%	756,351	748,712
CMO Series 2012-66 Class CB
06/25/2032	3.000%	3,000,000	3,177,869
CMO Series 2013-100 Class WB
10/25/2033	3.000%	3,000,000	3,114,958
CMO Series 2013-101 Class E
10/25/2033	3.000%	3,000,000	3,134,346
CMO Series 2013-108 Class GU
10/25/2033	3.000%	2,575,000	2,716,795
CMO Series 2013-43 Class BP
05/25/2043	1.750%	2,934,598	2,965,266
CMO Series 2013-59 Class PY
06/25/2043	2.500%	1,000,000	1,033,258
CMO Series 2013-81 Class TA
02/25/2043	3.000%	1,654,745	1,688,026
CMO Series 2013-90 Class DL
09/25/2033	3.500%	1,500,000	1,638,673
CMO Series 2014-73 Class MA
11/25/2044	2.500%	707,189	721,065
CMO Series 2015-84 Class PA
08/25/2033	1.700%	3,074,568	3,122,147
CMO Series 2016-48 Class MA
06/25/2038	2.000%	2,919,447	2,984,875
CMO Series 2016-57 Class PC
06/25/2046	1.750%	5,901,756	5,875,416
CMO Series 2017-13 Class PA
08/25/2046	3.000%	63,730	65,843

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-14 Class KC
03/25/2048	3.000%	141,256	147,917
CMO Series 2018-15 Class AB
03/25/2048	3.000%	47,962	50,203
CMO Series 2018-8 Class KL
03/25/2047	2.500%	983,065	1,006,541
CMO Series 2019-15 Class AB
05/25/2053	3.500%	4,012,509	4,292,405
CMO Series 2019-25 Class PA
05/25/2048	3.000%	2,418,337	2,527,155
CMO Series 2019-35 Class A
07/25/2049	3.000%	744,616	765,295
CMO Series 2019-8 Class GA
03/25/2049	3.000%	5,303,106	5,550,516
CMO Series 2020-48 Class AB
07/25/2050	2.000%	3,071,035	3,109,321
CMO Series 2020-48 Class DA
07/25/2050	2.000%	4,379,019	4,378,140
CMO Series 2020-M5 Class A2
01/25/2030	2.210%	5,600,000	5,769,068
CMO Series 2021-78 Class ND
11/25/2051	1.500%	13,621,265	13,525,329
CMO Series G94-8 Class K
07/17/2024	8.000%	41,545	44,346
CMO STRIPS Series 414 Class A35
10/25/2042	3.500%	239,065	256,056
Series 2012-M5 Class A2
02/25/2022	2.715%	31,157	31,151
Series 2013-M9 Class A2
01/25/2023	2.389%	902,833	913,846
Federal National Mortgage Association(b)
6-month USD LIBOR + 2.500% Floor 2.500%, Cap 11.235% 03/01/2036	2.658%	141,090	150,664
12-month USD LIBOR + 1.578% Floor 1.578%, Cap 7.743% 06/01/2045	2.125%	640,344	663,456
12-month USD LIBOR + 1.585% Floor 1.585%, Cap 7.694% 01/01/2046	2.662%	2,012,502	2,086,699
CMO Series 2003-W8 Class 3F1
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 8.000% 05/25/2042	0.502%	140,657	140,508
CMO Series 2005-SV Class 75
-4.0 x 1-month USD LIBOR + 24.200% Cap 24.200% 09/25/2035	23.793%	36,724	54,440
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-W3 Class 2AF
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 9.500% 03/25/2045	0.322%	267,525	266,600
CMO Series 2007-101 Class A2
1-month USD LIBOR + 0.250% Floor 0.250% 06/27/2036	0.352%	181,517	175,826
CMO Series 2010-28 Class BS
-2.2 x 1-month USD LIBOR + 11.588% Cap 11.588% 04/25/2040	11.358%	36,389	44,395
CMO Series 2010-35 Class SJ
-3.3 x 1-month USD LIBOR + 17.667% Cap 17.667% 04/25/2040	17.327%	264,604	335,397
CMO Series 2010-49 Class SC
-2.0 x 1-month USD LIBOR + 12.660% Cap 12.660% 03/25/2040	12.456%	166,767	205,500
CMO Series 2011-75 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 6.500% 08/25/2041	0.652%	93,414	94,253
Federal National Mortgage Association(b),(g)
CMO Series 1996-4 Class SA
-1.0 x 1-month USD LIBOR + 8.500% Cap 8.500% 02/25/2024	8.397%	16,328	1,154
CMO Series 2006-117 Class GS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2036	6.548%	110,840	16,038
CMO Series 2006-43 Class SI
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 06/25/2036	6.498%	589,948	111,223
CMO Series 2006-58 Class IG
-1.0 x 1-month USD LIBOR + 6.520% Cap 6.520% 07/25/2036	6.418%	122,675	20,641

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	53

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-8 Class WN
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2036	6.598%	662,279	128,972
CMO Series 2006-94 Class GI
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 10/25/2026	6.548%	239,206	16,737
CMO Series 2007-109 Class PI
-1.0 x 1-month USD LIBOR + 6.350% Cap 6.350% 12/25/2037	6.248%	236,635	39,968
CMO Series 2007-65 Class KI
-1.0 x 1-month USD LIBOR + 6.620% Cap 6.620% 07/25/2037	6.518%	97,297	16,415
CMO Series 2007-72 Class EK
-1.0 x 1-month USD LIBOR + 6.400% Cap 6.400% 07/25/2037	6.298%	592,194	108,528
CMO Series 2007-W7 Class 2A2
-1.0 x 1-month USD LIBOR + 6.530% Cap 6.530% 07/25/2037	6.428%	206,209	33,507
CMO Series 2009-112 Class ST
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 01/25/2040	6.148%	186,580	31,923
CMO Series 2009-17 Class QS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 03/25/2039	6.548%	44,234	6,516
CMO Series 2009-37 Class KI
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2039	5.898%	291,481	41,787
CMO Series 2009-68 Class SA
-1.0 x 1-month USD LIBOR + 6.750% Cap 6.750% 09/25/2039	6.648%	273,264	44,903
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-125 Class SA
-1.0 x 1-month USD LIBOR + 4.440% Cap 4.440% 11/25/2040	4.338%	485,600	56,073
CMO Series 2010-147 Class SA
-1.0 x 1-month USD LIBOR + 6.530% Cap 6.530% 01/25/2041	6.428%	1,157,015	240,261
CMO Series 2010-35 Class SB
-1.0 x 1-month USD LIBOR + 6.420% Cap 6.420% 04/25/2040	6.318%	127,940	15,828
CMO Series 2010-42 Class S
-1.0 x 1-month USD LIBOR + 6.400% Cap 6.400% 05/25/2040	6.298%	109,407	16,993
CMO Series 2010-68 Class SA
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 07/25/2040	4.898%	424,168	55,332
Federal National Mortgage Association(c)
CMO Series 2003-W16 Class AF5
11/25/2033	4.542%	365,619	405,204
CMO Series 2010-61 Class WA
06/25/2040	6.011%	86,654	98,352
CMO Series 2011-2 Class WA
02/25/2051	5.839%	90,889	102,177
CMO Series 2011-43 Class WA
05/25/2051	5.834%	134,480	153,843
Federal National Mortgage Association(h)
CMO Series 2006-15 Class OP
03/25/2036	0.000%	109,123	100,348
CMO Series 2006-8 Class WQ
03/25/2036	0.000%	180,621	161,367
CMO Series 2009-86 Class BO
03/25/2037	0.000%	41,289	38,177
CMO Series 2013-101 Class DO
10/25/2043	0.000%	1,227,570	1,054,840
CMO Series 2013-128 Class
12/25/2043	0.000%	760,695	701,456
CMO Series 2013-92 Class
09/25/2043	0.000%	809,196	713,500
CMO STRIPS Series 293 Class 1
12/25/2024	0.000%	35,855	35,432

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(g)
CMO Series 2009-86 Class IP
10/25/2039	5.500%	79,395	13,969
Federal National Mortgage Association(c),(g)
CMO Series 2011-30 Class LS
04/25/2041	1.594%	295,632	19,330
Freddie Mac REMICS
CMO Series 205119 Class AB
08/25/2049	1.500%	2,035,981	2,014,148
Government National Mortgage Association
09/20/2038	7.000%	53,721	63,605
08/20/2039	6.000%	182,271	205,763
07/20/2040- 12/15/2040	3.750%	1,895,291	2,003,248
11/15/2040- 11/20/2040	3.625%	802,896	844,251
12/15/2040	3.490%	1,306,784	1,422,567
05/20/2045- 04/20/2050	4.000%	13,791,472	14,981,805
08/15/2047- 04/20/2050	4.500%	14,924,428	16,180,033
01/20/2048- 01/20/2051	3.500%	33,264,652	35,882,234
03/20/2048- 03/20/2049	5.000%	18,344,940	19,704,151
09/20/2050- 08/20/2051	2.500%	24,586,003	25,260,713
09/20/2050- 10/20/2051	3.000%	24,321,242	25,419,890
CMO Series 2003-75 Class ZX
09/16/2033	6.000%	391,665	432,574
CMO Series 2005-26 Class XY
03/20/2035	5.500%	355,135	395,586
CMO Series 2005-72 Class AZ
09/20/2035	5.500%	424,204	470,960
CMO Series 2006-17 Class JN
04/20/2036	6.000%	162,744	181,734
CMO Series 2006-38 Class ZK
08/20/2036	6.500%	560,235	613,926
CMO Series 2006-69 Class MB
12/20/2036	5.500%	631,211	712,485
CMO Series 2008-23 Class PH
03/20/2038	5.000%	520,579	568,361
CMO Series 2009-104 Class AB
08/16/2039	7.000%	298,724	316,551
CMO Series 2010-130 Class CP
10/16/2040	7.000%	275,025	321,973
CMO Series 2013-H01 Class FA
01/20/2063	1.650%	13,642	13,736
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H04 Class BA
02/20/2063	1.650%	16,158	16,302
CMO Series 2013-H07 Class JA
03/20/2063	1.750%	18,980	18,976
CMO Series 2013-H09 Class HA
04/20/2063	1.650%	86,371	86,638
CMO Series 2017-167 Class BQ
08/20/2044	2.500%	1,176,234	1,199,770
CMO Series 2018-11 Class PC
12/20/2047	2.750%	40,423	41,083
CMO Series 2019-132 Class NA
09/20/2049	3.500%	1,077,289	1,110,919
CMO Series 2019-31 Class JC
03/20/2049	3.500%	671,275	709,227
CMO Series 2021-23 Class MG
02/20/2051	1.500%	3,705,982	3,679,433
Government National Mortgage Association(c)
03/20/2048	4.767%	3,958,322	4,397,112
05/20/2063	4.026%	75,278	76,452
05/20/2063	4.390%	8,117	8,183
06/20/2063	3.630%	21,329	21,319
CMO Series 2010-H17 Class XQ
07/20/2060	5.211%	10,929	11,405
CMO Series 2011-137 Class WA
07/20/2040	5.588%	533,227	612,781
CMO Series 2012-141 Class WC
01/20/2042	3.737%	361,819	388,521
CMO Series 2013-54 Class WA
11/20/2042	4.883%	1,013,253	1,131,726
CMO Series 2013-75 Class WA
06/20/2040	5.130%	307,624	345,794
CMO Series 2020-1 Class A
08/20/2070	2.932%	4,163,997	4,290,565
Government National Mortgage Association(b),(g)
CMO Series 2005-3 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2035	5.996%	509,238	72,337
CMO Series 2007-40 Class SN
-1.0 x 1-month USD LIBOR + 6.680% Cap 6.680% 07/20/2037	6.576%	349,185	50,964
CMO Series 2008-62 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2038	6.046%	332,119	31,423

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	55

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2008-76 Class US
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/20/2038	5.796%	396,171	51,454
CMO Series 2008-95 Class DS
-1.0 x 1-month USD LIBOR + 7.300% Cap 7.300% 12/20/2038	7.196%	327,760	42,844
CMO Series 2009-106 Class ST
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2038	5.896%	547,180	78,029
CMO Series 2009-64 Class SN
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/16/2039	5.993%	207,253	23,482
CMO Series 2009-67 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/16/2039	5.943%	156,456	18,815
CMO Series 2009-72 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/16/2039	6.143%	403,348	54,110
CMO Series 2009-81 Class SB
-1.0 x 1-month USD LIBOR + 6.090% Cap 6.090% 09/20/2039	5.986%	543,862	91,036
CMO Series 2010-47 Class PX
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 06/20/2037	6.596%	636,640	109,773
CMO Series 2011-75 Class SM
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 05/20/2041	6.496%	315,379	42,272
Government National Mortgage Association(b)
CMO Series 2007-16 Class NS
-3.5 x 1-month USD LIBOR + 23.275% Cap 23.275% 04/20/2037	22.911%	57,127	77,419
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-H10 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 10.500% 12/20/2061	0.631%	840,935	843,215
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% Floor 0.700% 05/20/2061	0.781%	8,934	9,000
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% Floor 0.650% 05/20/2061	0.731%	7,969	8,019
CMO Series 2012-H26 Class MA
1-month USD LIBOR + 0.550% Floor 0.550% 07/20/2062	0.631%	3,036	3,049
CMO Series 2012-H28 Class FA
1-month USD LIBOR + 0.580% Floor 0.580% 09/20/2062	0.661%	10,962	10,994
CMO Series 2012-H29 Class FA
1-month USD LIBOR + 0.515% Floor 0.515%, Cap 11.500% 10/20/2062	0.596%	749,085	750,681
CMO Series 2013-H01 Class TA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.500% 01/20/2063	0.581%	8,003	8,023
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% Floor 0.400% 02/20/2062	0.481%	21,815	21,820
CMO Series 2013-H07 Class GA
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 10.500% 03/20/2063	0.551%	985,499	986,789
CMO Series 2013-H07 Class HA
1-month USD LIBOR + 0.410% Floor 0.410%, Cap 11.000% 03/20/2063	0.491%	640,898	641,190
CMO Series 2013-H09 Class GA
1-month USD LIBOR + 0.480% Floor 0.480%, Cap 11.000% 04/20/2063	0.561%	1,046,612	1,048,066
CMO Series 2013-H09 Class SA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.500% 04/20/2063	0.581%	1,838,691	1,844,239

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H21 Class FA
1-month USD LIBOR + 0.750% Floor 0.750% 09/20/2063	0.831%	2,171,318	2,180,510
CMO Series 2013-H21 Class FB
1-month USD LIBOR + 0.700% Floor 0.700% 09/20/2063	0.781%	2,155,418	2,165,777
CMO Series 2015-H23 Class FB
1-month USD LIBOR + 0.520% Floor 0.520%, Cap 11.000% 09/20/2065	0.601%	1,186,675	1,191,608
CMO Series 2015-H26 Class FG
1-month USD LIBOR + 0.520% Floor 0.520%, Cap 11.000% 10/20/2065	0.601%	632,139	634,862
CMO Series 2015-H30 Class FE
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 11/20/2065	0.681%	5,003,199	5,037,933
CMO Series 2020-H05 Class FK
1-month USD LIBOR + 0.610% Floor 0.610% 03/20/2070	0.714%	3,772,894	3,855,488
Government National Mortgage Association(h)
CMO Series 2008-1 Class PO
01/20/2038	0.000%	56,931	53,669
CMO Series 2010-157 Class OP
12/20/2040	0.000%	299,468	281,197
Government National Mortgage Association(g)
CMO Series 2010-107 Class IL
07/20/2039	6.000%	426,026	94,340
Government National Mortgage Association TBA(l)
01/20/2052	2.500%	19,400,000	19,878,180
Seasoned Credit Risk Transfer Trust
CMO Series 2018-4 Class MZ (FHLMC)
03/25/2058	3.500%	3,686,194	4,209,257
Uniform Mortgage-Backed Security TBA(l)
02/16/2036- 01/13/2052	2.000%	83,500,000	83,630,438
02/13/2049	3.000%	18,400,000	19,044,177
02/11/2051- 01/13/2052	2.500%	269,270,000	274,201,942
Total Residential Mortgage-Backed Securities - Agency (Cost $1,005,805,597)			1,017,333,950

Residential Mortgage-Backed Securities - Non-Agency 4.7%

Ajax Mortgage Loan Trust(a),(c)
CMO Series 2021-B Class A
06/25/2066	2.239%	3,743,994	3,717,071
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Anchor Mortgage Trust(a),(c)
CMO Series 2021-1 Class A2
10/25/2026	3.650%	6,666,667	6,682,511
Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-2 Class A1A
01/26/2065	2.531%	1,414,882	1,429,630
CMO Series 2021-6 Class A1
09/25/2066	1.483%	1,900,329	1,889,762
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2019-2 Class A1
03/25/2049	3.628%	148,991	149,582
Angel Oak Mortgage Trust LLC(a),(c)
CMO Series 2020-5 Class A1
05/25/2065	1.373%	411,596	411,744
ANTLR Mortgage Trust(a),(c)
CMO Series 2021-RTL1 Class A1
11/25/2024	2.115%	3,399,000	3,390,381
CMO Series 2021-RTL1 Class A2
01/25/2025	2.981%	4,600,000	4,583,961
Banc of America Funding Trust
CMO Series 2004-3 Class 1A1
10/25/2034	5.500%	34,461	35,228
Bear Stearns Adjustable Rate Mortgage Trust(c)
CMO Series 2003-4 Class 3A1
07/25/2033	2.176%	21,967	22,839
CMO Series 2003-7 Class 6A
10/25/2033	2.323%	119,769	123,390
Bear Stearns Asset-Backed Securities Trust(b)
CMO Series 2003-SD1 Class A
1-month USD LIBOR + 0.900% Floor 0.900%, Cap 11.000% 12/25/2033	1.002%	218,528	215,417
Bunker Hill Loan Depositary Trust(a),(c)
CMO Series 2019-2 Class A1
07/25/2049	2.879%	1,664,550	1,668,834
CMO Series 2019-3 Class A1
11/25/2059	2.724%	719,238	726,171
BVRT Financing Trust(a),(b),(f)
CMO Series 2021-3F Class M1
30-day Average SOFR + 1.750% Floor 1.750% 07/12/2033	1.800%	8,924,854	8,924,854
CMO Series 2021-CRT2 Class M1
1-month USD LIBOR + 1.750% Floor 1.750% 11/10/2032	1.851%	102,832	102,832
Chase Mortgage Finance Corp.(c)
CMO Series 2007-A1 Class 1A3
02/25/2037	2.326%	187,779	190,636

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	57

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-A1 Class 2A1
02/25/2037	2.439%	65,479	66,382
CMO Series 2007-A1 Class 7A1
02/25/2037	2.460%	33,219	34,175
Citigroup Mortgage Loan Trust, Inc.
CMO Series 2003-1 Class 3A4
09/25/2033	5.250%	44,686	45,698
CMO Series 2005-2 Class 2A11
05/25/2035	5.500%	105,546	108,866
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2009-10 Class 1A1
09/25/2033	2.515%	107,402	106,804
COLT Mortgage Loan Trust(a),(c)
CMO Series 2021-2 Class A1
08/25/2066	0.924%	2,333,312	2,323,526
CMO Series 2021-4 Class A1
10/25/2066	1.397%	2,509,786	2,485,993
Countrywide Home Loan Mortgage Pass-Through Trust
CMO Series 2004-13 Class 1A4
08/25/2034	5.500%	129,000	133,317
CMO Series 2004-3 Class A26
04/25/2034	5.500%	68,795	69,822
CMO Series 2004-5 Class 1A4
06/25/2034	5.500%	142,381	147,237
Credit Suisse First Boston Mortgage Securities Corp.
CMO Series 2003-21 Class 1A4
09/25/2033	5.250%	50,034	51,078
CMO Series 2004-5 Class 3A1
09/25/2034	5.250%	27,288	25,092
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
CMO Series 2003-27 Class 5A4
11/25/2033	5.250%	28,466	28,650
CMO Series 2004-4 Class 2A4
09/25/2034	5.500%	87,106	91,122
CMO Series 2004-8 Class 1A4
12/25/2034	5.500%	151,061	154,210
DBRR Trust(a),(c)
CMO Series 2015-LCM Class A2
06/10/2034	3.421%	3,152,000	3,201,061
DBRR Trust(a)
Series 2015-LCM Class A1
06/10/2034	2.998%	1,867,968	1,881,926
FMC GMSR Issuer Trust(a),(c)
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	5,000,000	5,009,442
CMO Series 2021-GT1 Class B
07/25/2026	4.360%	6,000,000	5,937,487
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-GT2 Class B
10/25/2026	4.440%	3,828,000	3,797,791
FMC GMSR Issuer Trust(a),(c),(d),(f)
CMO Series 2021-GT1 Class A
02/25/2024	3.000%	8,000,000	7,840,000
GSMPS Mortgage Loan Trust(a),(b)
CMO Series 2005-RP3 Class 1AF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.000% 09/25/2035	0.452%	528,687	455,790
GSMPS Mortgage Loan Trust(a),(c),(g)
CMO Series 2005-RP3 Class 1AS
09/25/2035	4.164%	409,732	41,145
GSR Mortgage Loan Trust
CMO Series 2003-7F Class 1A4
06/25/2033	5.250%	120,426	125,274
GSR Mortgage Loan Trust(b)
CMO Series 2005-5F Class 8A3
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 5.500% 06/25/2035	0.602%	7,550	7,388
HarborView Mortgage Loan Trust(c)
CMO Series 2004-3 Class 1A
05/19/2034	2.700%	480,057	486,318
Headlands Residential LLC(a),(c)
CMO Series 2017-RPL1 Class A
08/25/2022	3.875%	2,690,000	2,694,063
CMO Series 2018-RPL1 Class A
08/25/2024	3.875%	1,053,042	1,055,508
Headlands Residential LLC(a),(c),(f)
CMO Series 2021-RPL1 Class NOTE
09/25/2026	2.487%	7,225,000	7,225,000
Hundred Acre Wood Trust(a),(f)
CMO Series 2018-1 Class A
02/13/2025	7.250%	2,000,000	2,000,000
Impac CMB Trust(b)
CMO Series 2005-4 Class 2A1
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 10.250% 05/25/2035	0.702%	168,088	166,041
Impac Secured Assets CMN Owner Trust(c)
CMO Series 2003-3 Class A1
08/25/2033	4.879%	68,745	70,718
Impac Secured Assets Trust(b)
CMO Series 2006-1 Class 2A1
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 11.500% 05/25/2036	0.802%	31,098	31,199

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Mortgage Trust(c)
CMO Series 2006-A2 Class 5A3
11/25/2033	2.268%	122,493	124,084
CMO Series 2007-A1 Class 5A5
07/25/2035	2.419%	118,624	121,321
LHOME Mortgage Trust(a)
CMO Series 2019-RTL3 Class A1
07/25/2024	3.868%	1,575,768	1,581,350
CMO Series 2020-RTL1 Class A1
10/25/2024	3.228%	5,550,000	5,567,547
LHOME Mortgage Trust(a),(c)
CMO Series 2021-RTL1 Class A1
09/25/2026	2.090%	2,205,000	2,211,672
MASTR Adjustable Rate Mortgages Trust(c)
CMO Series 2004-13 Class 2A1
04/21/2034	2.620%	85,601	85,939
CMO Series 2004-13 Class 3A7
11/21/2034	2.732%	167,084	168,957
MASTR Asset Securitization Trust(a)
CMO Series 2004-P7 Class A6
12/27/2033	5.500%	23,229	22,862
MASTR Seasoned Securities Trust
CMO Series 2004-2 Class A1
08/25/2032	6.500%	92,036	94,741
CMO Series 2004-2 Class A2
08/25/2032	6.500%	144,956	150,248
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-2 Class A
1-month USD LIBOR + 0.800% Floor 0.800% 11/25/2053	0.902%	2,269,000	2,270,792
CMO Series 2021-1 Class A
1-month USD LIBOR + 0.700% Floor 0.700% 02/25/2055	0.809%	664,000	664,142
CMO Series 2021-2 Class A
1-month USD LIBOR + 0.750% Floor 0.750% 04/25/2055	0.842%	2,054,000	2,047,096
Merrill Lynch Mortgage Investors Trust(b)
CMO Series 2003-A Class 2A1
1-month USD LIBOR + 0.780% Floor 0.780%, Cap 11.750% 03/25/2028	0.882%	52,288	52,385
CMO Series 2003-E Class A1
1-month USD LIBOR + 0.620% Floor 0.620%, Cap 11.750% 10/25/2028	0.723%	213,251	211,307
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-A Class A1
1-month USD LIBOR + 0.460% Floor 0.460%, Cap 11.750% 04/25/2029	0.562%	160,754	157,192
CMO Series 2004-G Class A2
6-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.750% 01/25/2030	0.926%	24,746	24,206
Merrill Lynch Mortgage Investors Trust(c)
CMO Series 2004-1 Class 2A1
12/25/2034	2.031%	135,176	137,209
CMO Series 2004-A4 Class A2
08/25/2034	2.636%	152,131	154,433
MFA Trust(a),(c)
CMO Series 2021-NQM2 Class A1
11/25/2064	1.029%	1,317,161	1,307,198
Mill City Securities Ltd.(a),(c)
CMO Series 2021-RS1 Class A2
04/28/2066	3.951%	4,449,000	4,440,576
Morgan Stanley Mortgage Loan Trust(c)
CMO Series 2004-3 Class 4A
04/25/2034	5.633%	147,080	154,655
MRA Issuance Trust(a),(b),(f)
CMO Series 2021-EBO2 Class A
1-month USD LIBOR + 1.200% 04/01/2022	2.834%	7,000,000	7,000,000
CMO Series 2021-EBO5 Class A1X
1-month USD LIBOR + 1.750% Floor 1.750% 02/16/2022	1.842%	9,600,000	9,600,000
CMO Series 2021-EBO7 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 02/16/2022	2.850%	9,600,000	9,600,000
MSG III Securitization Trust(a),(b)
CMO Series 2021-1 Class A
1-month USD LIBOR + 0.750% Floor 0.750% 06/25/2054	0.852%	1,433,000	1,431,960
NACC Reperforming Loan Remic Trust(a)
CMO Series 2004-R2 Class A1
10/25/2034	6.500%	101,029	98,985
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-NQM4 Class A1
09/25/2059	2.492%	399,102	401,585
NewRez Warehouse Securitization Trust(a),(b)
CMO Series 2021-1 Class A
1-month USD LIBOR + 0.750% Floor 0.750% 05/25/2055	0.852%	5,373,000	5,378,131

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	59

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2021-FNT2 Class A
05/25/2026	3.228%	4,439,668	4,405,718
Series 2020-PLS1 Class A
12/25/2025	3.844%	3,404,151	3,418,796
OCWEN(c),(d),(f)
CMO Series 2021-GNMSR Class 1
03/15/2022	4.570%	3,400,000	3,400,000
Preston Ridge Partners Mortgage(a),(c)
CMO Series 2021-2 Class A1
03/25/2026	2.115%	2,938,681	2,935,483
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	3,980,435	3,963,512
Pretium Mortgage Credit Partners I LLC(a),(c)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	4,690,347	4,648,307
CMO Series 2021-NPL4 Class A1
10/27/2060	2.363%	4,417,323	4,399,068
Pretium Mortgage Credit Partners LLC(a),(c),(d),(f)
CMO Series 2021-NPL6 Class A1
07/25/2051	2.487%	5,450,000	5,450,000
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-RN3 Class A1
09/25/2051	1.843%	5,826,458	5,714,199
Radnor Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
30-day Average SOFR + 1.700% Floor 1.700% 12/27/2033	1.750%	3,500,000	3,477,163
Residential Asset Mortgage Products Trust
CMO Series 2004-SL2 Class A3
10/25/2031	7.000%	191,615	200,620
Residential Asset Securitization Trust(c)
CMO Series 2004-IP2 Class 1A1
12/25/2034	2.692%	215,075	230,331
Seasoned Credit Risk Transfer Trust
CMO Series 2019-3 Class MB (FHLMC)
10/25/2058	3.500%	1,570,000	1,699,332
CMO Series 2019-4 Class M55D (FHLMC)
02/25/2059	4.000%	2,130,648	2,296,631
Seasoned Loans Structured Transaction
CMO Series 2018-2 Class A1
11/25/2028	3.500%	3,818,152	3,997,416
Sequoia Mortgage Trust(b)
CMO Series 2003-1 Class 1A
1-month USD LIBOR + 0.760% Floor 0.760%, Cap 12.500% 04/20/2033	0.864%	367,592	360,881
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2003-8 Class A1
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 11.500% 01/20/2034	0.744%	375,957	380,108
CMO Series 2004-11 Class A1
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.500% 12/20/2034	0.704%	340,963	329,375
CMO Series 2004-12 Class A3
6-month USD LIBOR + 0.320% Floor 0.320%, Cap 11.500% 01/20/2035	0.632%	156,873	152,852
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2020-1 Class A1
02/25/2050	2.275%	853,745	858,013
CMO Series 2020-3 Class A1
04/25/2065	1.486%	1,044,655	1,045,238
CMO Series 2020-INV1 Class A1
11/25/2055	1.027%	856,201	854,585
CMO Series 2021-1 Class A1
05/25/2065	1.219%	1,004,904	1,001,139
CMO Series 2021-4 Class A1
08/25/2056	1.059%	2,801,987	2,777,641
Structured Adjustable Rate Mortgage Loan Trust(c)
CMO Series 2004-4 Class 5A
04/25/2034	2.522%	67,358	66,047
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2004-AR5 Class 1A1
1-month USD LIBOR + 0.660% Floor 0.660%, Cap 11.000% 10/19/2034	0.764%	227,047	224,037
CMO Series 2005-AR5 Class A3
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 11.000% 07/19/2035	0.604%	111,325	108,326
Structured Asset Securities Corp.(c)
CMO Series 2004-4XS Class 1A5
02/25/2034	5.490%	254,436	261,672
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(c)
CMO Series 2003-34A Class 3A3
11/25/2033	2.979%	138,199	142,694
CMO Series 2003-40A Class 3A2
01/25/2034	2.684%	96,188	97,730
CMO Series 2004-6XS Class A5A
03/25/2034	6.030%	71,910	72,485
CMO Series 2004-6XS Class A5B (AMBAC)
03/25/2034	6.050%	86,292	86,981

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thornburg Mortgage Securities Trust(c)
CMO Series 2004-4 Class 3A
12/25/2044	1.879%	98,933	99,225
Toorak Mortgage Corp., Ltd.(c)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	1,841,855	1,844,255
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	4,600,000	4,617,468
VCAT LLC(a),(c)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	6,382,841	6,361,245
CMO Series 2021-NPL3 Class A1
05/25/2051	1.743%	4,728,520	4,679,447
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	7,460,289	7,361,388
Vendee Mortgage Trust
CMO Series 1998-2 Class 1G
06/15/2028	6.750%	123,417	138,394
Vericrest Opportunity Loan Transferee XCIII LLC(a),(c)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	5,967,249	5,942,611
Vericrest Opportunity Loan Transferee XCIV LLC(a),(c)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	4,149,698	4,139,392
Vericrest Opportunity Loan Transferee XCVI LLC(a),(c)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	3,432,605	3,416,502
Vericrest Opportunity Loan Transferee XCVII LLC(a),(c)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	3,675,787	3,653,760
Vericrest Opportunity Loan Trust CI LLC(a),(c)
CMO Series 2021-NP10 Class A1
05/25/2051	1.992%	3,264,505	3,264,809
Verus Securitization Trust(a),(c)
CMO Series 2019-3 Class A1
07/25/2059	2.784%	613,660	615,740
CMO Series 2019-4 Class A1
11/25/2059	2.642%	890,692	897,863
CMO Series 2019-INV2 Class A1
07/25/2059	2.913%	476,172	479,620
CMO Series 2019-INV3 Class A1
11/25/2059	2.692%	360,866	364,126
CMO Series 2020-1 Class A1
01/25/2060	2.417%	887,054	892,582
CMO Series 2020-2 Class A1
05/25/2060	2.743%	1,083,991	1,089,297
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-5 Class A1
05/25/2065	1.218%	375,876	374,640
CMO Series 2020-INV1 Class A1
03/25/2060	1.977%	1,286,658	1,294,020
CMO Series 2021-1 Class A1
01/25/2066	0.815%	1,245,095	1,240,275
CMO Series 2021-2 Class A1
02/25/2066	1.031%	2,375,409	2,374,551
CMO Series 2021-3 Class A1
06/25/2066	1.046%	2,032,510	2,018,507
CMO Series 2021-4 Class A1
07/25/2066	0.938%	2,227,352	2,210,661
CMO Series 2021-5 Class A1
09/25/2066	1.013%	8,057,572	8,003,479
CMO Series 2021-7 Class A1
10/25/2066	1.829%	3,251,595	3,250,208
CMO Series 2021-8 Class A1
11/25/2066	1.824%	2,354,000	2,352,590
CMO Series 2021-R1 Class A1
10/25/2063	0.820%	1,320,949	1,316,999
CMO Series 2021-R3 Class A1
04/25/2064	1.020%	1,523,919	1,518,821
Visio Trust(a)
Series 2020-1R Class A1
11/25/2055	1.312%	977,945	973,615
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2003-AR11 Class A6
10/25/2033	2.661%	205,627	208,148
CMO Series 2003-AR5 Class A7
06/25/2033	2.579%	80,162	81,689
CMO Series 2003-AR6 Class A1
06/25/2033	2.561%	94,361	93,615
CMO Series 2003-AR7 Class A7
08/25/2033	2.368%	128,730	127,853
CMO Series 2004-AR3 Class A2
06/25/2034	2.596%	63,259	65,053
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2004-S3 Class 1A5
07/25/2034	5.000%	15,458	15,557
Wells Fargo Mortgage-Backed Securities Trust(c)
CMO Series 2004-U Class A1
10/25/2034	2.767%	164,639	163,664
ZH Trust(a)
CMO Series 2021-1 Class A
02/18/2027	2.253%	2,700,000	2,682,117

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	61

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-2 Class B
10/17/2027	3.506%	6,900,000	6,594,404
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $283,720,867)			283,298,109

U.S. Government & Agency Obligations 0.7%

Federal Home Loan Mortgage Corp.(j)
09/15/2029	0.000%	5,637,000	4,985,762
12/14/2029	0.000%	3,534,000	3,074,219
Federal National Mortgage Association(j)
11/15/2030	0.000%	10,386,000	8,841,552
Israel Government AID Bond
09/18/2033	5.500%	1,000,000	1,374,667
Private Export Funding Corp.
05/15/2022	2.800%	1,500,000	1,512,721
Residual Funding Corp.(j)
STRIPS
04/15/2030	0.000%	3,750,000	3,245,182
Tennessee Valley Authority
04/01/2036	5.880%	4,870,000	7,115,941
09/15/2060	4.625%	835,000	1,253,059
09/15/2065	4.250%	1,423,000	2,040,362
Tennessee Valley Authority(j)
STRIPS
11/01/2025	0.000%	8,500,000	7,982,129
06/15/2035	0.000%	750,000	539,088
Total U.S. Government & Agency Obligations (Cost $39,308,389)			41,964,682

U.S. Treasury Obligations 26.5%

U.S. Treasury
02/15/2022	2.000%	21,638,000	21,689,628
02/28/2022	1.750%	985,000	987,642
02/28/2022	1.875%	27,608,000	27,685,188
05/31/2022	0.125%	41,000	40,994
09/30/2022	0.125%	11,454,000	11,439,235
12/31/2022	0.125%	38,237,000	38,119,003
03/31/2023	0.125%	36,657,000	36,478,011
08/31/2023	0.125%	993,000	984,272
10/31/2023	0.375%	46,138,000	45,871,265
10/31/2023	1.625%	8,000,000	8,134,062
12/31/2023	0.625%	62,145,000	62,161,993
01/15/2024	0.125%	18,069,000	17,840,314
02/29/2024	2.125%	5,136,000	5,282,858
04/15/2024	0.375%	4,616,000	4,569,840
05/15/2024	0.250%	28,116,000	27,733,798
05/15/2024	2.500%	640,000	664,850
06/15/2024	0.250%	20,642,000	20,338,821
06/30/2024	2.000%	565,000	580,758
11/15/2024	0.750%	7,674,000	7,632,632
12/15/2024	1.000%	51,178,000	51,230,967
01/31/2025	1.375%	7,192,000	7,274,596
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/30/2025	2.875%	525,000	556,295
05/15/2025	2.125%	22,846,000	23,654,534
05/31/2025	2.875%	20,336,000	21,564,104
08/31/2025	0.250%	13,500,000	13,080,234
10/31/2025	0.250%	24,283,000	23,476,729
11/15/2025	2.250%	1,283,000	1,336,726
11/30/2025	0.375%	29,448,000	28,569,161
12/31/2025	0.375%	36,111,000	35,007,922
01/31/2026	0.375%	25,123,000	24,314,353
02/28/2026	0.500%	53,050,000	51,557,969
05/31/2026	0.750%	76,287,000	74,749,340
06/30/2026	0.875%	22,251,000	21,903,328
09/30/2026	0.875%	38,849,000	38,175,213
12/31/2026	1.250%	32,499,000	32,476,149
04/30/2027	0.500%	53,707,000	51,529,349
08/31/2027	0.500%	17,511,000	16,716,165
03/31/2028	1.250%	285,000	282,573
10/31/2028	1.375%	22,889,000	22,803,166
11/30/2028	1.500%	15,071,000	15,134,581
12/31/2028	1.375%	15,017,000	14,953,647
05/15/2031	1.625%	6,525,000	6,608,602
11/15/2031	1.375%	37,731,000	37,259,362
08/15/2039	4.500%	7,032,000	9,927,206
05/15/2040	1.125%	24,990,000	21,897,488
08/15/2040	1.125%	27,285,000	23,810,426
11/15/2040	1.375%	50,795,000	46,255,197
02/15/2041	1.875%	42,868,000	42,405,829
02/15/2041	4.750%	2,429,000	3,570,250
05/15/2041	2.250%	60,579,000	63,589,019
08/15/2041	1.750%	51,162,000	49,571,182
11/15/2041	2.000%	27,079,000	27,379,408
11/15/2041	3.125%	1,595,000	1,916,991
08/15/2042	2.750%	14,400,000	16,418,250
11/15/2042	2.750%	6,935,000	7,905,900
02/15/2043	3.125%	2,000,000	2,411,563
11/15/2043	3.750%	3,952,000	5,228,990
02/15/2044	3.625%	9,618,000	12,521,434
05/15/2044	3.375%	5,000,000	6,298,438
02/15/2045	2.500%	15,141,000	16,664,563
08/15/2045	2.875%	13,210,000	15,523,814
11/15/2048	3.375%	11,111,000	14,548,466
11/15/2049	2.375%	13,125,000	14,433,398
02/15/2050	2.000%	2,295,000	2,333,728
08/15/2050	1.375%	13,450,000	11,793,969
11/15/2050	1.625%	7,642,000	7,124,971
02/15/2051	1.875%	23,171,000	22,953,772
05/15/2051	2.375%	21,365,000	23,625,016
08/15/2051	2.000%	45,433,000	46,384,253
11/15/2051	1.875%	11,552,000	11,479,800
U.S. Treasury(j)
STRIPS
02/15/2022	0.000%	6,565,000	6,565,000
05/15/2022	0.000%	9,005,000	8,999,372
08/15/2022	0.000%	1,700,000	1,697,742
11/15/2022	0.000%	5,975,000	5,959,829
02/15/2023	0.000%	20,665,000	20,561,675
05/15/2023	0.000%	8,680,000	8,621,003

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2023	0.000%	7,320,000	7,251,089
11/15/2023	0.000%	5,449,000	5,381,100
02/15/2024	0.000%	2,201,000	2,166,265
08/15/2024	0.000%	1,000,000	977,109
11/15/2024	0.000%	4,500,000	4,384,336
02/15/2025	0.000%	1,000,000	969,727
05/15/2025	0.000%	2,500,000	2,414,844
02/15/2026	0.000%	5,500,000	5,236,172
02/15/2032	0.000%	13,100,000	11,076,664
08/15/2032	0.000%	1,500,000	1,252,617
08/15/2033	0.000%	4,000,000	3,266,250
11/15/2033	0.000%	7,400,000	5,995,156
02/15/2034	0.000%	4,400,000	3,549,219
05/15/2034	0.000%	2,400,000	1,926,563
11/15/2034	0.000%	1,850,000	1,465,908
02/15/2035	0.000%	4,210,000	3,311,264
08/15/2039	0.000%	10,712,000	7,544,010
Total U.S. Treasury Obligations (Cost $1,588,095,065)			1,600,996,464
Money Market Funds 5.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(m),(n)	302,010,733	301,950,331
Total Money Market Funds (Cost $301,958,801)		301,950,331
Total Investments in Securities (Cost: $6,385,570,110)		6,445,465,925
Other Assets & Liabilities, Net		(410,539,317)
Net Assets		6,034,926,608

At December 31, 2021, securities and/or cash totaling $3,255,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	253	03/2022	USD	33,008,594	254,445	—
U.S. Treasury 2-Year Note	199	03/2022	USD	43,416,203	—	(31,481)
Total					254,445	(31,481)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury Ultra 10-Year Note	(120)	03/2022	USD	(17,572,500)	—	(210,651)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 37	Citi	12/20/2026	5.000	Quarterly	2.931	USD	27,000,000	84,192	—	—	84,192	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	63

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $1,524,312,547, which represents 25.26% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $41,231,916, which represents 0.68% of total net assets.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2021, the total value of these securities amounted to $17,041, which represents less than 0.01% of total net assets.
(f)	Valuation based on significant unobservable inputs.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(j)	Zero coupon bond.
(k)	Principal and interest may not be guaranteed by a governmental entity.
(l)	Represents a security purchased on a when-issued basis.
(m)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(n)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	126,471,432	4,074,060,484	(3,898,573,115)	(8,470)	301,950,331	(21,324)	196,862	302,010,733
Abbreviation Legend
AID	Agency for International Development
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	456,528,865	21,457,203	477,986,068
Commercial Mortgage-Backed Securities - Agency	—	223,231,220	—	223,231,220
Commercial Mortgage-Backed Securities - Non-Agency	—	235,778,841	7,189,673	242,968,514
Convertible Bonds	—	2,034,543	—	2,034,543
Corporate Bonds & Notes	—	2,148,822,596	6,000,000	2,154,822,596
Foreign Government Obligations	—	80,918,352	—	80,918,352
Inflation-Indexed Bonds	—	2,871,936	—	2,871,936
Municipal Bonds	—	15,089,160	—	15,089,160
Residential Mortgage-Backed Securities - Agency	—	1,017,333,950	—	1,017,333,950
Residential Mortgage-Backed Securities - Non-Agency	—	222,155,423	61,142,686	283,298,109
U.S. Government & Agency Obligations	—	41,964,682	—	41,964,682
U.S. Treasury Obligations	1,480,423,550	120,572,914	—	1,600,996,464
Money Market Funds	301,950,331	—	—	301,950,331
Total Investments in Securities	1,782,373,881	4,567,302,482	95,789,562	6,445,465,925
Investments in Derivatives
Asset
Futures Contracts	254,445	—	—	254,445
Swap Contracts	—	84,192	—	84,192
Liability
Futures Contracts	(242,132)	—	—	(242,132)
Total	1,782,386,194	4,567,386,674	95,789,562	6,445,562,430
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	65

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2021 ($)
Asset-Backed Securities — Non-Agency	17,924,395	(14,790)	299,561	283,615	14,379,472	(6,646,640)	44,628	(4,813,038)	21,457,203
Commercial Mortgage-Backed Securities — Non-Agency	12,579,517	(67,946)	2,569	165,623	—	(5,490,090)	—	—	7,189,673
Corporate Bonds & Notes	—	—	—	—	6,000,000	—	—	—	6,000,000
Residential Mortgage-Backed Securities — Agency	4,826,158	—	—	—	—	—	—	(4,826,158)	—
Residential Mortgage-Backed Securities — Non-Agency	5,011,650	—	5,000	(159,979)	64,619,979	(3,322,314)	—	(5,011,650)	61,142,686
Total	40,341,720	(82,736)	307,130	289,259	84,999,451	(15,459,044)	44,628	(14,650,846)	95,789,562
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2021 was $266,676, which is comprised of Asset-Backed Securities — Non-Agency of $310,326, Commercial Mortgage-Backed Securities — Non-Agency of $116,329 and Residential Mortgage-Backed Securities — Non-Agency of $(159,979).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds, commercial mortgage backed securities, residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, single market quotations from broker dealers, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
66	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,083,611,309)	$6,143,515,594
Affiliated issuers (cost $301,958,801)	301,950,331
Cash	42,367
Cash collateral held at broker for:
TBA	780,000
Margin deposits on:
Futures contracts	360,000
Swap contracts	2,115,000
Receivable for:
Investments sold	5,820,296
Investments sold on a delayed delivery basis	231,686,636
Capital shares sold	66,137
Dividends	20,175
Interest	26,921,689
Foreign tax reclaims	118,748
Variation margin for futures contracts	25,141
Variation margin for swap contracts	24,607
Prepaid expenses	37,900
Total assets	6,713,484,621
Liabilities
Payable for:
Investments purchased	48,551,159
Investments purchased on a delayed delivery basis	628,840,694
Capital shares purchased	730,033
Variation margin for futures contracts	31,875
Management services fees	76,334
Distribution and/or service fees	116
Service fees	918
Compensation of board members	241,562
Compensation of chief compliance officer	1,126
Other expenses	84,196
Total liabilities	678,558,013
Net assets applicable to outstanding capital stock	$6,034,926,608
Represented by
Paid in capital	5,871,916,883
Total distributable earnings (loss)	163,009,725
Total - representing net assets applicable to outstanding capital stock	$6,034,926,608
Class 1
Net assets	$6,017,964,399
Shares outstanding	540,950,291
Net asset value per share	$11.12
Class 2
Net assets	$16,962,209
Shares outstanding	1,532,864
Net asset value per share	$11.07
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	67

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$196,862
Interest	113,448,813
Interfund lending	649
Foreign taxes withheld	(21,049)
Total income	113,625,275
Expenses:
Management services fees	26,070,925
Distribution and/or service fees
Class 2	42,024
Service fees	10,372
Compensation of board members	122,884
Custodian fees	85,298
Printing and postage fees	14,386
Audit fees	64,500
Legal fees	60,351
Interest on collateral	115
Compensation of chief compliance officer	1,025
Other	25,972
Total expenses	26,497,852
Net investment income	87,127,423
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	36,920,838
Investments — affiliated issuers	(21,324)
Futures contracts	(1,357,252)
Swap contracts	651,795
Net realized gain	36,194,057
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(170,045,360)
Investments — affiliated issuers	(8,470)
Futures contracts	12,313
Swap contracts	84,192
Net change in unrealized appreciation (depreciation)	(169,957,325)
Net realized and unrealized loss	(133,763,268)
Net decrease in net assets resulting from operations	$(46,635,845)
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$87,127,423	$87,355,641
Net realized gain	36,194,057	150,206,010
Net change in unrealized appreciation (depreciation)	(169,957,325)	118,776,070
Net increase (decrease) in net assets resulting from operations	(46,635,845)	356,337,721
Distributions to shareholders
Net investment income and net realized gains
Class 1	(239,558,439)	(140,098,468)
Class 2	(616,889)	(415,070)
Total distributions to shareholders	(240,175,328)	(140,513,538)
Increase in net assets from capital stock activity	1,539,965,680	794,603,548
Total increase in net assets	1,253,154,507	1,010,427,731
Net assets at beginning of year	4,781,772,101	3,771,344,370
Net assets at end of year	$6,034,926,608	$4,781,772,101

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	143,744,612	1,647,133,113	91,783,808	1,049,354,387
Distributions reinvested	21,351,020	239,558,439	12,015,306	140,098,468
Redemptions	(30,627,763)	(348,170,554)	(34,465,693)	(398,843,921)
Net increase	134,467,869	1,538,520,998	69,333,421	790,608,934
Class 2
Subscriptions	327,529	3,713,472	528,781	6,070,806
Distributions reinvested	55,178	616,889	35,751	415,070
Redemptions	(255,399)	(2,885,679)	(215,064)	(2,491,262)
Net increase	127,308	1,444,682	349,468	3,994,614
Total net increase	134,595,177	1,539,965,680	69,682,889	794,603,548
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	69

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$11.72	0.18	(0.32)	(0.14)	(0.17)	(0.29)	(0.46)
Year Ended 12/31/2020	$11.15	0.22	0.70	0.92	(0.24)	(0.11)	(0.35)
Year Ended 12/31/2019	$10.52	0.29	0.61	0.90	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.94	0.29	(0.31)	(0.02)	(0.27)	(0.13)	(0.40)
Year Ended 12/31/2017	$10.82	0.26	0.12	0.38	(0.25)	(0.01)	(0.26)
Class 2
Year Ended 12/31/2021	$11.66	0.15	(0.31)	(0.16)	(0.14)	(0.29)	(0.43)
Year Ended 12/31/2020	$11.10	0.19	0.69	0.88	(0.21)	(0.11)	(0.32)
Year Ended 12/31/2019	$10.47	0.26	0.61	0.87	(0.24)	—	(0.24)
Year Ended 12/31/2018	$10.89	0.26	(0.30)	(0.04)	(0.25)	(0.13)	(0.38)
Year Ended 12/31/2017	$10.77	0.23	0.13	0.36	(0.23)	(0.01)	(0.24)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$11.12	(1.24%)	0.47%(c)	0.47%(c)	1.55%	276%	$6,017,964
Year Ended 12/31/2020	$11.72	8.27%	0.48%(c)	0.48%(c)	1.90%	298%	$4,765,378
Year Ended 12/31/2019	$11.15	8.61%	0.48%	0.48%	2.69%	321%	$3,759,623
Year Ended 12/31/2018	$10.52	(0.09%)	0.49%	0.49%	2.75%	309%	$3,535,290
Year Ended 12/31/2017	$10.94	3.58%	0.52%	0.52%	2.39%	240%	$3,284,310
Class 2
Year Ended 12/31/2021	$11.07	(1.41%)	0.72%(c)	0.72%(c)	1.30%	276%	$16,962
Year Ended 12/31/2020	$11.66	7.97%	0.73%(c)	0.73%(c)	1.64%	298%	$16,394
Year Ended 12/31/2019	$11.10	8.39%	0.73%	0.73%	2.43%	321%	$11,721
Year Ended 12/31/2018	$10.47	(0.35%)	0.74%	0.74%	2.50%	309%	$9,303
Year Ended 12/31/2017	$10.89	3.34%	0.77%	0.77%	2.15%	240%	$10,669
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	71

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Partners Core Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
72	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	73

Notes to Financial Statements  (continued)
December 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has
74	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	75

Notes to Financial Statements  (continued)
December 31, 2021
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	84,192*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	254,445*
Total		338,637

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	242,132*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	651,795	651,795
Interest rate risk	(1,357,252)	—	(1,357,252)
Total	(1,357,252)	651,795	(705,457)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	84,192	84,192
Interest rate risk	12,313	—	12,313
Total	12,313	84,192	96,505
76	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	45,992,770
Futures contracts — short	29,034,785
Credit default swap contracts — sell protection	20,250,000

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	77

Notes to Financial Statements  (continued)
December 31, 2021
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2021:
Citi ($)
Assets
Centrally cleared credit default swap contracts (a)	24,607
Total financial and derivative net assets	24,607
Total collateral received (pledged) (b)	-
Net amount (c)	24,607

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
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Notes to Financial Statements  (continued)
December 31, 2021
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
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Notes to Financial Statements  (continued)
December 31, 2021
services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.46% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Allspring Global Investments, LLC and J.P. Morgan Investment Management Inc., each of which subadvises a portion of the assets of the Fund. Prior to November 1, 2021, Allspring Global Investments, LLC was known as Wells Capital Management Incorporated. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
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Notes to Financial Statements  (continued)
December 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.54%	0.56%
Class 2	0.79	0.81
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, principal and/or interest of fixed income securities and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,239,807	(1,239,807)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
195,554,175	44,621,153	240,175,328	140,513,538	—	140,513,538
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	81

Notes to Financial Statements  (continued)
December 31, 2021
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
88,245,149	38,623,125	—	36,381,610
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,409,180,820	89,742,284	(53,360,674)	36,381,610
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,026,696,811 and $15,611,472,859, respectively, for the year ended December 31, 2021, of which $13,718,880,321 and $13,339,057,252, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,571,429	0.66	14
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Notes to Financial Statements  (continued)
December 31, 2021
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	83

Notes to Financial Statements  (continued)
December 31, 2021
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
84	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	85

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners Core Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
86	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Capital gain dividend
$40,974,996
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	87

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
88	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	89

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
90	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	91

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
92	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc., serves as the investment manager to Variable Portfolio - Partners Core Bond Fund (the “Fund”). On June 15, 2021, the Fund’s Board of Trustees (the “Board”), including a majority of the Board members who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940 (the “Independent Trustees”), upon the recommendation of the Investment Manager, unanimously approved the Subadvisory Agreement (the “Subadvisory Agreement”) between the Investment Manager and Allspring Global Investments, LLC (“Allspring”), with respect to the Fund.
At meetings held on June 2, 2021, June 4, 2021, and June 15, 2021, independent legal counsel to the Independent Trustees reviewed with the Board the legal standards for consideration by directors/trustees of advisory and subadvisory agreements and referred to the various written materials and oral presentations received by the Board, its Contracts and Compliance Committees, and its Investment Oversight Committee subcommittees in connection with the Board’s evaluation of Allspring’s proposed services.
The Trustees held discussions with the Investment Manager and Allspring and reviewed and considered various written materials and oral presentations in connection with the evaluation of Allspring’s proposed services, including the reports from management with respect to the fees and terms of the proposed Subadvisory Agreement and Allspring’s investment strategy/style and performance and from the Compliance Committee, with respect to the code of ethics and compliance program of Allspring. In considering the Subadvisory Agreement, the Board reviewed, among other things:
•	Terms of the Subadvisory Agreement;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of various services proposed to be performed by Allspring under the Subadvisory Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the Transaction and the experience and resources of Allspring, including information regarding senior management, portfolio managers, and other personnel;
•	Information regarding the capabilities of Allspring’s compliance program; and
•	The profitability of the Investment Manager and its affiliates from their relationships with the fund.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement on June 15, 2021.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	93

Approval of Management and Subadvisory
Agreements  (continued)

Nature, Extent and Quality of Services
The Board considered its analysis of the reports and presentations received by it, detailing the services proposed to be performed by Allspring as a subadviser for the Fund, as well as the history, expertise, resources and capabilities, and the qualifications of the personnel of Allspring. The Board considered the diligence and selection process undertaken by the Investment Manager to select Allspring, including the Investment Manager’s rationale for recommending Allspring, and the process for monitoring Allspring’s ongoing performance of services for the Fund. The Board observed that Allspring’s compliance program had been reviewed by the Fund’s Chief Compliance Officer and was determined by him to be reasonably designed to prevent violation of the federal securities laws by the Fund. The Board also observed that information had been presented regarding Allspring’s ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board also considered the information provided by management regarding the personnel, risk controls, philosophy, and investment processes of Allspring. The Board also noted the presentation by Allspring to the Board’s Contracts Committee.
The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement. Independent legal counsel noted that the proposed Subadvisory Agreement was generally similar in scope and form to subadvisory agreements applicable to other subadvised Funds. The Board noted the Investment Manager’s representation that Allspring has experience subadvising registered mutual funds.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund supported the approval of the Subadvisory Agreement.
Investment Performance of Allspring
The Board observed Allspring’s relevant performance results versus the Fund’s benchmark and versus peers over various periods.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of Allspring, in light of other considerations, supported the approval of the Subadvisory Agreement.
Comparative Fees, Costs of Services Provided and Profitability
The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to Allspring would be paid by the Investment Manager and would not impact the fees paid by the Fund. The Board observed that the proposed subadvisory fees for Allspring were within a reasonable range of subadvisory fees paid by the Investment Manager to the subadvisers of other Funds with similar strategies. The Trustees observed that management fees, which were not proposed to change, remained within the range of other peers and that the Fund’s expense ratio also remained within the range of other peers.
Additionally, the Board considered that no change was expected in the total profitability of the Investment Manager and its affiliates in connection with the hiring of Allspring. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to Allspring thereunder, the Board did not consider the profitability to Allspring from its relationship with the Fund.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the proposed level of subadvisory fees, anticipated costs of services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement.
Economies of Scale
The Board also considered the economies of scale that may be realized by the Investment Manager and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered, in this regard, no expected change in profitability to the Investment Manager from its management agreement with the Fund as a result of the proposed Subadvisory Agreement. The Board took into account, in this regard, the significant oversight services provided by the Investment Manager to the Fund. The Board also observed that fees to be paid under the
94	Variable Portfolio – Partners Core Bond Fund | Annual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

Subadvisory Agreement would not impact fees paid by the Fund (as subadvisory fees are paid by the Investment Manager and not the Fund). The Board observed that the Fund’s management agreement with the Investment Manager continues to provide for sharing of economies of scale as management fees decline as assets increase at pre-established breakpoints.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Subadvisory Agreement appeared fair and reasonable in light of the services proposed to be provided and approved the Subadvisory Agreement. On June 15, 2021, the Board, including all of the Independent Trustees, took into account these factors and approved the Subadvisory Agreement.
Variable Portfolio – Partners Core Bond Fund | Annual Report 2021	95

Variable Portfolio – Partners Core Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-3025 AW (2/22)

Annual Report
December 31, 2021
CTIVP® – Allspring Short Duration Government Fund
(formerly CTIVP® - Wells Fargo Short Duration Government Fund)
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Allspring Short Duration Government Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Allspring Short Duration Government Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with current income consistent with capital preservation.
Portfolio management
Allspring Global Investments, LLC
Maulik Bhansali, CFA
Jarad Vasquez
Wells Fargo & Company (Wells Fargo) entered into a definitive sale agreement whereby Wells Fargo Asset Management (WFAM) was sold to a holding company affiliated with private funds of GTCR LLC and of Reverence Capital Partners, L.P and will no longer be an entity of Wells Fargo. The transaction closed on November 1, 2021, subject to customary closing conditions. Upon the closing of the sale transaction, WFAM announced that it was changing its name to Allspring Global Investments.
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-1.54	1.48	1.15
Class 2	05/07/10	-1.70	1.24	0.90
Bloomberg U.S. 1-3 Year Government Bond Index		-0.60	1.62	1.10
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg U.S. 1-3 Year Government Bond Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices. Effective August 24, 2021, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index was re-branded as the Bloomberg U.S. 1-3 Year Government Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Allspring Short Duration Government Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Asset-Backed Securities — Non-Agency	7.3
Commercial Mortgage-Backed Securities - Non-Agency	1.9
Money Market Funds	2.2
Residential Mortgage-Backed Securities - Agency	40.4
Residential Mortgage-Backed Securities - Non-Agency	7.9
U.S. Treasury Obligations	40.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2021)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody’s, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 95.82% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned -1.70%. The Fund underperformed its benchmark, the Bloomberg U.S. 1-3 Year Government Bond Index, which returned -0.60% over the same period.
Market overview
The U.S. and global economies performed particularly well during 2021, especially when considering the unique economic and human health challenges faced amid the inflationary combination of resurgent business demand, supply-chain bottlenecks and labor shortages. Inflation expectations and interest rates took off early into 2021 and never recovered despite lively debates over whether the numbers were “real” or “transitory.” Rate volatility also persisted throughout the year, along with a significant flattening of the U.S. yield curve, meaning the differential in yields between shorter-term and longer-term maturities narrowed. Credit performed well against the backdrop of strong global demand for U.S. credit and improving corporate fundamentals and credit ratings.
Despite ongoing supply-chain issues and the emergence of the Omicron variant of COVID-19, the U.S. economy appeared to perform above economists’ expectations in the fourth calendar quarter, with momentum, albeit slowing, into the new year. For the fourth quarter of 2021, consumer spending, housing and industrial production all appeared to exceed expectations, supporting Gross Domestic Product growth. Measures of inflation also rose toward year end, suggesting persistency in producer prices, despite a flattening of commodities prices and nascent signs of easing supply-chain issues, as increases in input costs flowed through into final prices. At the same time, real wage gains slowed, suggesting weakness in productivity.
At the end of the annual period, global policymakers appeared fully aligned with the view that inflation had been higher than expected, and even alarming, with risks still pointed to the upside. Indeed, fiscal stimulus, and the resulting high deficits, as well as still highly accommodative monetary policy, supported the global economy during the pandemic but now could be creating imbalances. Inflation, rather than employment, seemed at the end of 2021 to be the salient social risk, especially among middle and lower income workers. As a result, a forceful normalization of policy was underway in many countries, as seen in a set of generally hawkish monetary policy decision by global central banks in December. (Hawkish suggests higher interest rates; opposite of dovish.)
The Fund’s notable detractors during the period
•	In agency mortgage-backed securities, positioning in fixed-rate pools and collateralized mortgage obligations detracted most from the Fund’s relative results, as mortgage spreads widened from historically tight levels. (Spread widening or tightening reflects the differential in yields between U.S. Treasuries and duration-equivalent yields in another sector.)
•	Positioning in higher coupon mortgage-backed securities detracted, as the sector struggled with elevated prepayment speeds and heavy selling in the second calendar quarter, along with a rise in front-end, or short-term, yields to finish the year.
•	An overweight to AAA-rated non-qualified mortgage (QM) residential mortgage-backed securities modestly detracted, as spreads widened in the second half of the annual period on new issue supply pressures. (A qualified mortgage is a defined class of mortgages that meets certain borrower and lender standards outlined in the Dodd-Frank regulations.)
The Fund’s notable contributors during the period
•	Positioning in hybrid adjustable-rate mortgages and security selection in lower coupon 10-year and 15-year collateral contributed positively to the Fund’s relative results during the annual period. These shorter duration and lower dollar price securities held up well against weakness in fixed-income markets broadly, driven by the flattening U.S. yield curve.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Security selection in non-government sectors proved beneficial, with Federal Family Education Loan Program (FFELP) student loan asset-backed securities, private student loan asset-backed securities, rental car asset-backed securities, and high-quality corporate securities contributing positively.
•	A sector overweight to the asset-backed securities sector also added value.
•	Duration and yield curve positioning had no material effect on the Fund’s performance during the annual period, as the Fund’s duration and yield curve positioning was neutral to that of the benchmark throughout.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	990.40	1,022.99	2.21	2.24	0.44
Class 2	1,000.00	1,000.00	989.70	1,021.73	3.46	3.52	0.69
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Navient Private Education Loan Trust(a)
Series 2017-A Class A2A
12/16/2058	2.880%	1,288,300	1,301,735
Series 2020-IA Class A1A
04/15/2069	1.330%	11,438,663	11,262,462
Navient Private Education Refi Loan Trust(a)
Series 2020-DA Class A
05/15/2069	1.690%	11,392,296	11,396,509
Series 2020-HA Class A
01/15/2069	1.310%	2,837,493	2,829,170
Series 2021-A Class A
05/15/2069	0.840%	1,122,802	1,106,008
Series 2021-BA Class A
07/15/2069	0.940%	1,736,621	1,718,613
Nelnet Student Loan Trust(b)
Series 2004-4 Class A5
3-month USD LIBOR + 0.160% Floor 0.160% 01/25/2037	0.284%	6,182,500	6,112,315
Nelnet Student Loan Trust(a),(b)
Series 2012-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/27/2039	0.902%	5,425,421	5,423,994
Series 2016-1A Class A
1-month USD LIBOR + 0.800% 09/25/2065	0.902%	5,172,019	5,207,228
SLC Student Loan Trust(b)
Series 2010-1 Class A
3-month USD LIBOR + 0.875% Floor 0.875% 11/25/2042	1.053%	1,742,941	1,750,874
SLM Student Loan Trust(b)
Series 2005-6 Class A6
3-month USD LIBOR + 0.140% 10/27/2031	0.264%	1,646,318	1,640,535
Series 2012-3 Class A
1-month USD LIBOR + 0.650% 12/27/2038	0.742%	5,301,844	5,319,236
SMB Private Education Loan Trust(a)
Series 2015-A Class A2A
06/15/2027	2.490%	64,898	64,947
Series 2016-B Class A2A
02/17/2032	2.430%	67,547	68,421
Series 2020-BA Class A1A
07/15/2053	1.290%	9,445,438	9,357,992
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-A Class APT1
01/15/2053	1.070%	8,765,911	8,508,757
SMB Private Education Loan Trust(a),(b)
Series 2016-B Class A2B
1-month USD LIBOR + 1.450% 02/17/2032	1.560%	1,472,014	1,489,280
SoFi Professional Loan Program LLC(a),(b)
Series 2016-C Class A1
1-month USD LIBOR + 1.100% 10/27/2036	1.202%	346,652	346,523
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	1.052%	690,916	691,036
Series 2016-E Class A1
1-month USD LIBOR + 0.850% 07/25/2039	0.952%	448,482	448,520
Series 2017-A Class A1
1-month USD LIBOR + 0.700% Floor 0.700% 03/26/2040	0.802%	407,296	407,330
Series 2017-C Class A1
1-month USD LIBOR + 0.600% 07/25/2040	0.702%	442,151	442,081
SoFi Professional Loan Program LLC(a)
Series 2017-E Class A2B
11/26/2040	2.720%	1,170,078	1,179,435
SoFi Professional Loan Program Trust(a)
Series 2020-C Class AFX
02/15/2046	1.950%	2,511,540	2,237,360
Series 2021-A Class AFX
08/17/2043	1.030%	4,557,276	4,493,382
Total Asset-Backed Securities — Non-Agency (Cost $85,500,208)			84,803,743

Commercial Mortgage-Backed Securities - Non-Agency 1.9%

BX Commercial Mortgage Trust(a),(b)
Series 2021-VOLT Class A
1-month USD LIBOR + 0.700% Floor 0.700% 09/15/2036	0.790%	8,182,000	8,154,085
Series 2021-XL2 Class A
1-month USD LIBOR + 0.689% Floor 0.689% 10/15/2038	0.789%	8,191,000	8,140,185
Citigroup Commercial Mortgage Trust
Series 2014-GC25 Class AAB
10/10/2047	3.371%	865,355	890,467
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Med Trust(a),(b)
Series 2021-MDLN Class A
1-month USD LIBOR + 0.950% Floor 0.950% 11/15/2038	1.050%	4,078,000	4,073,093
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $21,284,466)			21,257,830

Residential Mortgage-Backed Securities - Agency 40.9%

Fannie Mae REMICS
CMO Series 2019-78 Class DE
11/25/2049	2.000%	1,923,217	1,922,979
CMO Series 2020-50 Class A
07/25/2050	2.000%	6,066,174	6,080,952
Federal Home Loan Mortgage Corp.
11/01/2030- 02/01/2033	3.500%	53,791,797	56,822,258
12/01/2030- 10/01/2032	3.000%	40,715,549	42,943,791
09/01/2031	2.000%	4,983,410	5,125,361
CMO Series 4426 Class QC
07/15/2037	1.750%	10,824,527	10,942,341
CMO Series 4891 Class PA
07/15/2048	3.500%	2,727,554	2,769,331
CMO Series 5102 Class MA
04/25/2051	1.500%	9,050,779	8,952,101
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.850% Cap 8.447% 05/01/2042	2.513%	1,111,383	1,169,660
12-month USD LIBOR + 1.650% Cap 7.337% 03/01/2043	2.337%	2,801,650	2,911,187
12-month USD LIBOR + 1.638% Floor 1.638%, Cap 7.795% 07/01/2047	2.794%	7,388,276	7,640,035
12-month USD LIBOR + 1.640% Cap 7.817% 05/01/2049	2.817%	15,312,851	15,844,448
Federal National Mortgage Association
12/01/2030	2.000%	14,014,588	14,367,056
04/01/2033- 12/01/2035	3.000%	51,416,302	54,310,248
06/01/2035- 07/01/2043	3.500%	10,161,649	10,988,165
02/01/2036- 09/01/2036	2.500%	10,625,448	11,102,132
10/01/2040- 12/01/2049	5.000%	24,747,041	27,766,080
07/01/2048- 11/01/2049	4.500%	19,468,041	21,505,296
06/01/2049	5.500%	12,894,717	14,422,633
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-57 Class AB
08/25/2045	3.000%	2,552,722	2,674,257
CMO Series 2019-15 Class AB
05/25/2053	3.500%	1,270,026	1,358,618
CMO Series 2019-33 Class MA
07/25/2055	3.500%	8,562,112	8,909,495
CMO Series 2020-48 Class AB
07/25/2050	2.000%	2,314,678	2,343,534
CMO Series 2020-48 Class DA
07/25/2050	2.000%	8,120,232	8,118,602
Federal National Mortgage Association(b)
12-month USD LIBOR + 1.685% Floor 1.685%, Cap 7.447% 11/01/2042	2.447%	3,513,084	3,685,079
12-month USD LIBOR + 1.578% Floor 1.578%, Cap 7.743% 06/01/2045	2.125%	1,930,982	2,000,679
12-month USD LIBOR + 1.562% Floor 1.562%, Cap 7.488% 09/01/2045	2.451%	3,468,541	3,606,641
12-month USD LIBOR + 1.585% Floor 1.585%, Cap 7.694% 01/01/2046	2.662%	3,712,051	3,848,906
12-month USD LIBOR + 1.578% Floor 1.578%, Cap 7.663% 02/01/2046	2.663%	4,776,710	4,952,915
12-month USD LIBOR + 1.600% Floor 1.600%, Cap 7.880% 04/01/2046	2.880%	4,245,332	4,398,084
1-year CMT + 2.029% Floor 2.029%, Cap 9.957% 03/01/2049	3.957%	6,374,711	6,606,748
Freddie Mac REMICS
CMO Series 205106 Class BA
06/25/2049	1.500%	2,107,955	2,077,727
Government National Mortgage Association
09/20/2044- 01/20/2045	4.000%	8,181,639	8,862,186
03/20/2048- 02/20/2049	4.500%	8,101,442	8,652,422
03/20/2048- 05/20/2049	5.000%	15,741,396	17,092,585
01/20/2049- 05/20/2049	5.500%	19,322,056	20,966,936
CMO Series 2017-99 Class DE
07/20/2045	2.500%	4,274,757	4,336,565
CMO Series 2018-36 Class KC
02/20/2046	3.000%	4,090,051	4,183,111
CMO Series 2019-132 Class NA
09/20/2049	3.500%	1,157,636	1,193,775
CMO Series 2020-11 Class ME
02/20/2049	2.500%	10,987,612	11,289,493

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-23 Class MG
02/20/2051	1.500%	18,532,691	18,399,926
Government National Mortgage Association(c)
CMO Series 2011-137 Class WA
07/20/2040	5.588%	1,591,773	1,829,256
Total Residential Mortgage-Backed Securities - Agency (Cost $468,711,392)			468,973,594

Residential Mortgage-Backed Securities - Non-Agency 8.0%

Angel Oak Mortgage Trust(a),(c)
CMO Series 2021-1 Class A1
01/25/2066	0.909%	6,415,217	6,403,347
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2019-2 Class A1
03/25/2049	3.628%	896,594	900,148
Angel Oak Mortgage Trust LLC(a),(c)
CMO Series 2020-5 Class A1
05/25/2065	1.373%	1,666,381	1,666,978
Bunker Hill Loan Depositary Trust(a),(c)
CMO Series 2019-2 Class A1
07/25/2049	2.879%	2,872,413	2,879,805
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 10/25/2053	1.002%	9,000,000	8,995,644
CMO Series 2020-2 Class A
1-month USD LIBOR + 0.800% Floor 0.800% 11/25/2053	0.902%	9,395,000	9,402,418
CMO Series 2021-1 Class A
1-month USD LIBOR + 0.700% Floor 0.700% 02/25/2055	0.809%	6,699,000	6,700,434
MFA Trust(a),(c)
CMO Series 2021-NQM1 Class A1
04/25/2065	1.153%	6,483,521	6,484,061
MSG III Securitization Trust(a),(b)
CMO Series 2021-1 Class A
1-month USD LIBOR + 0.750% Floor 0.750% 06/25/2054	0.852%	5,326,000	5,322,134
NewRez Warehouse Securitization Trust(a),(b)
CMO Series 2021-1 Class A
1-month USD LIBOR + 0.750% Floor 0.750% 05/25/2055	0.852%	7,919,000	7,926,563
Verus Securitization Trust(a),(c)
CMO Series 2019-4 Class A1
11/25/2059	2.642%	1,384,644	1,395,793
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-INV2 Class A1
07/25/2059	2.913%	2,974,691	2,996,229
CMO Series 2020-5 Class A1
05/25/2065	1.218%	2,692,524	2,683,668
CMO Series 2021-3 Class A1
06/25/2066	1.046%	4,346,520	4,316,574
CMO Series 2021-4 Class A1
07/25/2066	0.938%	4,820,535	4,784,413
CMO Series 2021-5 Class A1
09/25/2066	1.013%	7,895,314	7,842,310
CMO Series 2021-6 Class A1
10/25/2066	1.630%	2,913,217	2,904,978
CMO Series 2021-7 Class A1
10/25/2066	1.829%	8,179,718	8,176,228
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $91,872,931)			91,781,725

U.S. Treasury Obligations 40.8%

U.S. Treasury
05/31/2022	0.125%	15,556,000	15,553,569
09/30/2022	0.125%	62,800,000	62,719,047
12/31/2022	0.125%	5,797,000	5,779,111
01/31/2023	0.125%	48,919,000	48,750,841
03/31/2023	0.125%	48,398,000	48,161,682
10/31/2023	0.375%	83,393,000	82,910,884
12/31/2023	0.625%	60,591,000	60,607,568
01/15/2024	0.125%	8,182,000	8,078,447
06/15/2024	0.250%	30,515,000	30,066,811
11/15/2024	0.750%	113,000	112,391
12/15/2024	1.000%	104,591,000	104,705,396
Total U.S. Treasury Obligations (Cost $468,420,578)			467,445,747

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(d),(e)	25,779,689	25,774,533
Total Money Market Funds (Cost $25,774,533)		25,774,533
Total Investments in Securities (Cost: $1,161,564,108)		1,160,037,172
Other Assets & Liabilities, Net		(14,308,681)
Net Assets		1,145,728,491

The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
At December 31, 2021, securities and/or cash totaling $2,042,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,902	03/2022	USD	414,962,908	—	(518,352)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(725)	03/2022	USD	(87,708,008)	—	(347,110)
U.S. Treasury Ultra 10-Year Note	(221)	03/2022	USD	(32,362,688)	—	(526,322)
Total					—	(873,432)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $182,129,871, which represents 15.90% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	15,603,818	1,302,317,089	(1,292,146,374)	—	25,774,533	(3,293)	21,224	25,779,689
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	84,803,743	—	84,803,743
Commercial Mortgage-Backed Securities - Non-Agency	—	21,257,830	—	21,257,830
Residential Mortgage-Backed Securities - Agency	—	468,973,594	—	468,973,594
Residential Mortgage-Backed Securities - Non-Agency	—	91,781,725	—	91,781,725
U.S. Treasury Obligations	467,445,747	—	—	467,445,747
Money Market Funds	25,774,533	—	—	25,774,533
Total Investments in Securities	493,220,280	666,816,892	—	1,160,037,172
Investments in Derivatives
Liability
Futures Contracts	(1,391,784)	—	—	(1,391,784)
Total	491,828,496	666,816,892	—	1,158,645,388
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,135,789,575)	$1,134,262,639
Affiliated issuers (cost $25,774,533)	25,774,533
Cash	246
Margin deposits on:
Futures contracts	2,042,000
Receivable for:
Investments sold	2,345,427
Capital shares sold	21,327
Dividends	1,988
Interest	1,592,088
Variation margin for futures contracts	89,158
Prepaid expenses	15,276
Total assets	1,166,144,682
Liabilities
Payable for:
Investments purchased	20,078,947
Capital shares purchased	39,034
Variation margin for futures contracts	109,680
Management services fees	13,366
Distribution and/or service fees	321
Service fees	2,484
Compensation of board members	145,764
Compensation of chief compliance officer	215
Other expenses	26,380
Total liabilities	20,416,191
Net assets applicable to outstanding capital stock	$1,145,728,491
Represented by
Paid in capital	1,142,047,748
Total distributable earnings (loss)	3,680,743
Total - representing net assets applicable to outstanding capital stock	$1,145,728,491
Class 1
Net assets	$1,098,913,072
Shares outstanding	111,871,125
Net asset value per share	$9.82
Class 2
Net assets	$46,815,419
Shares outstanding	4,787,775
Net asset value per share	$9.78
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	13

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$21,224
Interest	6,665,008
Total income	6,686,232
Expenses:
Management services fees	5,117,270
Distribution and/or service fees
Class 2	134,274
Service fees	32,698
Compensation of board members	56,129
Custodian fees	13,888
Printing and postage fees	17,455
Audit fees	29,500
Legal fees	20,760
Interest on collateral	4
Compensation of chief compliance officer	183
Other	7,394
Total expenses	5,429,555
Net investment income	1,256,677
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,075,600
Investments — affiliated issuers	(3,293)
Futures contracts	2,146,500
Net realized gain	8,218,807
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(25,411,984)
Futures contracts	(1,702,697)
Net change in unrealized appreciation (depreciation)	(27,114,681)
Net realized and unrealized loss	(18,895,874)
Net decrease in net assets resulting from operations	$(17,639,197)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$1,256,677	$18,627,160
Net realized gain	8,218,807	18,367,922
Net change in unrealized appreciation (depreciation)	(27,114,681)	19,067,163
Net increase (decrease) in net assets resulting from operations	(17,639,197)	56,062,245
Distributions to shareholders
Net investment income and net realized gains
Class 1	(37,486,497)	(48,603,446)
Class 2	(1,616,332)	(1,607,054)
Total distributions to shareholders	(39,102,829)	(50,210,500)
Increase (decrease) in net assets from capital stock activity	(360,965,256)	23,171,144
Total increase (decrease) in net assets	(417,707,282)	29,022,889
Net assets at beginning of year	1,563,435,773	1,534,412,884
Net assets at end of year	$1,145,728,491	$1,563,435,773

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	12,982,221	133,582,893	1,809,967	18,798,757
Distributions reinvested	3,782,694	37,486,497	4,737,178	48,603,446
Redemptions	(50,408,969)	(519,047,194)	(7,416,243)	(77,160,857)
Net decrease	(33,644,054)	(347,977,804)	(869,098)	(9,758,654)
Class 2
Subscriptions	781,173	7,875,459	4,041,833	41,915,489
Distributions reinvested	163,596	1,616,332	157,092	1,607,054
Redemptions	(2,224,010)	(22,479,243)	(1,027,125)	(10,592,745)
Net increase (decrease)	(1,279,241)	(12,987,452)	3,171,800	32,929,798
Total net increase (decrease)	(34,923,295)	(360,965,256)	2,302,702	23,171,144
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$10.32	0.01	(0.17)	(0.16)	(0.16)	(0.18)	(0.34)
Year Ended 12/31/2020	$10.28	0.13	0.25	0.38	(0.31)	(0.03)	(0.34)
Year Ended 12/31/2019	$10.03	0.24	0.12	0.36	(0.11)	—	(0.11)
Year Ended 12/31/2018	$10.06	0.20	(0.10)	0.10	(0.13)	—	(0.13)
Year Ended 12/31/2017	$10.08	0.12	(0.04)	0.08	(0.10)	(0.00)(d)	(0.10)
Class 2
Year Ended 12/31/2021	$10.27	(0.01)	(0.16)	(0.17)	(0.14)	(0.18)	(0.32)
Year Ended 12/31/2020	$10.24	0.09	0.26	0.35	(0.29)	(0.03)	(0.32)
Year Ended 12/31/2019	$9.99	0.21	0.12	0.33	(0.08)	—	(0.08)
Year Ended 12/31/2018	$10.01	0.17	(0.09)	0.08	(0.10)	—	(0.10)
Year Ended 12/31/2017	$10.04	0.09	(0.05)	0.04	(0.07)	(0.00)(d)	(0.07)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$9.82	(1.54%)	0.44%(c)	0.44%(c)	0.11%	290%	$1,098,913
Year Ended 12/31/2020	$10.32	3.73%	0.44%(c)	0.44%(c)	1.21%	296%	$1,501,130
Year Ended 12/31/2019	$10.28	3.57%	0.43%	0.43%	2.31%	632%	$1,504,778
Year Ended 12/31/2018	$10.03	0.96%	0.44%	0.44%	1.97%	414%	$1,944,337
Year Ended 12/31/2017	$10.06	0.80%	0.47%	0.47%	1.15%	290%	$956,370
Class 2
Year Ended 12/31/2021	$9.78	(1.70%)	0.69%(c)	0.69%(c)	(0.12%)	290%	$46,815
Year Ended 12/31/2020	$10.27	3.39%	0.69%(c)	0.69%(c)	0.84%	296%	$62,306
Year Ended 12/31/2019	$10.24	3.33%	0.68%	0.68%	2.04%	632%	$29,635
Year Ended 12/31/2018	$9.99	0.81%	0.69%	0.69%	1.68%	414%	$25,361
Year Ended 12/31/2017	$10.01	0.45%	0.72%	0.72%	0.91%	290%	$22,203
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
CTIVP® – Allspring Short Duration Government Fund (formerly known as CTIVP® – Wells Fargo Short Duration Government Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective December 6, 2021, CTIVP® – Wells Fargo Short Duration Government Fund was renamed CTIVP® – Allspring Short Duration Government Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Other expenses on the Statement of Operations include adjustments as a result of a change in estimated expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
18	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
20	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,391,784*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	2,146,500

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(1,702,697)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	408,348,510
Futures contracts — short	129,471,921

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
22	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.43% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Allspring Global Investments, LLC to serve as the subadvisor to Fund. Prior to November 1, 2021, Allspring Global Investments, LLC  was known as Wells Capital Management Incorporated. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.46%
Class 2	0.71
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments and tax straddles. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
29,513,055	9,589,774	39,102,829	50,210,500	—	50,210,500
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
24	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
2,068,021	4,589,246	—	(2,831,894)
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,161,477,282	3,191,223	(6,023,117)	(2,831,894)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,458,342,200 and $3,846,171,220, respectively, for the year ended December 31, 2021, of which $3,319,427,787 and $3,611,210,232, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
26	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved the liquidation and termination of the Fund. Completion of a transaction (the Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund held by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the RiverSource Life Insurance Companies) on behalf of variable annuity and variable life insurance contract owners (that is, the reinvestment of liquidation proceeds into another fund) is subject to shareholder approval of the Transaction. If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about April 22, 2022 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Allspring Short Duration Government Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Allspring Short Duration Government Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Capital gain dividend
$4,923,178
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
32	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
34	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Approval of Management and Subadvisory
Agreements
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc., serves as the investment manager to CTIVP® - Allspring Short Duration Government Fund (the “Fund”). On June 15, 2021, the Fund’s Board of Trustees (the “Board”), including a majority of the Board members who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940 (the “Independent Trustees”), upon the recommendation of the Investment Manager, unanimously approved the Subadvisory Agreement (the “Subadvisory Agreement”) between the Investment Manager and Allspring Global Investments, LLC (“Allspring”), with respect to the Fund.
At meetings held on June 2, 2021, June 4, 2021, and June 15, 2021, independent legal counsel to the Independent Trustees reviewed with the Board the legal standards for consideration by directors/trustees of advisory and subadvisory agreements and referred to the various written materials and oral presentations received by the Board, its Contracts and Compliance Committees, and its Investment Oversight Committee subcommittees in connection with the Board’s evaluation of Allspring’s proposed services.
The Trustees held discussions with the Investment Manager and Allspring and reviewed and considered various written materials and oral presentations in connection with the evaluation of Allspring’s proposed services, including the reports from management with respect to the fees and terms of the proposed Subadvisory Agreement and Allspring’s investment strategy/style and performance and from the Compliance Committee, with respect to the code of ethics and compliance program of Allspring. In considering the Subadvisory Agreement, the Board reviewed, among other things:
•	Terms of the Subadvisory Agreement;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of various services proposed to be performed by Allspring under the Subadvisory Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the Transaction and the experience and resources of Allspring, including information regarding senior management, portfolio managers, and other personnel;
•	Information regarding the capabilities of Allspring’s compliance program; and
•	The profitability of the Investment Manager and its affiliates from their relationships with the fund.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement on June 15, 2021.
36	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

Approval of Management and Subadvisory
Agreements  (continued)

Nature, Extent and Quality of Services
The Board considered its analysis of the reports and presentations received by it, detailing the services proposed to be performed by Allspring as a subadviser for the Fund, as well as the history, expertise, resources and capabilities, and the qualifications of the personnel of Allspring. The Board considered the diligence and selection process undertaken by the Investment Manager to select Allspring, including the Investment Manager’s rationale for recommending Allspring, and the process for monitoring Allspring’s ongoing performance of services for the Fund. The Board observed that Allspring’s compliance program had been reviewed by the Fund’s Chief Compliance Officer and was determined by him to be reasonably designed to prevent violation of the federal securities laws by the Fund. The Board also observed that information had been presented regarding Allspring’s ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board also considered the information provided by management regarding the personnel, risk controls, philosophy, and investment processes of Allspring. The Board also noted the presentation by Allspring to the Board’s Contracts Committee.
The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement. Independent legal counsel noted that the proposed Subadvisory Agreement was generally similar in scope and form to subadvisory agreements applicable to other subadvised Funds. The Board noted the Investment Manager’s representation that Allspring has experience subadvising registered mutual funds.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund supported the approval of the Subadvisory Agreement.
Investment Performance of Allspring
The Board observed Allspring’s relevant performance results versus the Fund’s benchmark and versus peers over various periods.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of Allspring, in light of other considerations, supported the approval of the Subadvisory Agreement.
Comparative Fees, Costs of Services Provided and Profitability
The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to Allspring would be paid by the Investment Manager and would not impact the fees paid by the Fund. The Board observed that the proposed subadvisory fees for Allspring were within a reasonable range of subadvisory fees paid by the Investment Manager to the subadvisers of other Funds with similar strategies. The Trustees observed that management fees, which were not proposed to change, remained within the range of other peers and that the Fund’s expense ratio also remained within the range of other peers.
Additionally, the Board considered that no change was expected in the total profitability of the Investment Manager and its affiliates in connection with the hiring of Allspring. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to Allspring thereunder, the Board did not consider the profitability to Allspring from its relationship with the Fund.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the proposed level of subadvisory fees, anticipated costs of services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement.
Economies of Scale
The Board also considered the economies of scale that may be realized by the Investment Manager and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered, in this regard, no expected change in profitability to the Investment Manager from its management agreement with the Fund as a result of the proposed Subadvisory Agreement. The Board took into account, in this regard, the significant oversight services provided by the Investment Manager to the Fund. The Board also observed that fees to be paid under the
CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021	37

Approval of Management and Subadvisory
Agreements  (continued)

Subadvisory Agreement would not impact fees paid by the Fund (as subadvisory fees are paid by the Investment Manager and not the Fund). The Board observed that the Fund’s management agreement with the Investment Manager continues to provide for sharing of economies of scale as management fees decline as assets increase at pre-established breakpoints.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Subadvisory Agreement appeared fair and reasonable in light of the services proposed to be provided and approved the Subadvisory Agreement. On June 15, 2021, the Board, including all of the Independent Trustees, took into account these factors and approved the Subadvisory Agreement.
38	CTIVP® – Allspring Short Duration Government Fund | Annual Report 2021

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CTIVP® – Allspring Short Duration Government Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-3015 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – Partners International Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners International Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners International Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Pzena Investment Management, LLC
John Goetz
Caroline Cai, CFA
Allison Fisch
Thompson, Siegel & Walmsley LLC
Brandon Harrell, CFA
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	11.80	4.84	5.14
Class 2	05/07/10	11.64	4.56	4.88
MSCI EAFE Value Index (Net)		10.89	5.34	5.81
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 21 of 23 developed market countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners International Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
4	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Fund at a Glance   (continued)
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	3.5
Consumer Discretionary	13.0
Consumer Staples	11.3
Energy	4.5
Financials	19.9
Health Care	10.0
Industrials	16.3
Information Technology	9.9
Materials	8.2
Real Estate	0.8
Utilities	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2021)
Australia	1.3
Austria	0.1
Belgium	1.7
Brazil	1.2
China	1.1
Denmark	2.0
Finland	2.1
France	11.1
Germany	11.3
Hong Kong	1.6
Ireland	1.2
Isle of Man	0.3
Israel	0.4
Italy	1.1
Japan	18.5
Netherlands	5.0
Norway	0.5
Portugal	0.0(a)
Singapore	1.7
South Korea	2.7
Spain	0.5
Sweden	1.3
Switzerland	9.6
Taiwan	1.7
United Kingdom	20.4
United States	1.6(b)
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Variable Portfolio – Partners International Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
At December 31, 2021, approximately 98.13% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
During the annual period ended December 31, 2021, the Fund was managed by three subadvisers and each invested a portion of the Fund’s assets. Effective April 30, 2021, Dimensional Fund Advisors LP was terminated as a subadviser to the Fund and, effective May 3, 2021, Pzena Investment Management, LLC (Pzena) was added as a subadviser to the Fund. As of December 31, 2021, Pzena managed approximately 48.82% and Thompson, Siegel & Walmsley LLC (TSW) managed approximately 51.18% of the Fund’s assets.
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 11.64%. The Fund outperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 10.89% for the same time period.
Market overview
Equity markets continued their robust recovery from the pandemic-induced lows of March 2020, although the year saw periodic bouts of volatility. At the start of the year, international stock markets posted gains as investors maintained a positive outlook on recovery prospects despite the resurgence of COVID-19 infection rates in parts of the world. Although many countries remained in a fragile state of recovery, sentiment was bolstered by supportive monetary and fiscal stimuli which showed little sign of being brought to an end.
Most international equities posted further gains over the second quarter, against a backdrop of improving vaccine roll outs and expectations of a broadening economic recovery, although U.S. dollar returns in several markets were bolstered by the weakness of the dollar. Several countries remained deeply affected by the pandemic, but as demonstrated by an encouraging results season, many leading, global-facing companies positioned themselves well for recovery, and the robust earnings outlook underpinned the positive equity environment. Corporate confidence was on the mend in Europe, with companies benefiting from the gradual reopening of European economies and the buoyant growth in the region’s trading partners. In Asia, the Chinese economy continued to grow strongly, with first-quarter GDP growth coming in at over 18% year on year. Pre-Olympic Japan continued to battle with COVID-19 outbreaks, however, which did not help the moribund economy, nor investor sentiment, although Japanese companies were upbeat about the prospects for global growth, judging by the Tankan, a quarterly business survey, which saw corporate confidence hit a two-year high.
However, emerging doubts regarding the durability of a recovery amidst a pick-up in COVID-19 infection rates and renewed containment measures were evidenced by the September market pull-back in most countries. Also troubling investors was the onward march of inflation. Central banks attributed this to pandemic-induced supply/demand mismatches, and were anxious to maintain their policies of monetary largesse and not risk impeding economic recovery. China’s policy moves to rein in perceived excesses in the economy added to investor concerns.
The final quarter of the year was marked by considerable volatility and performance disparity between regions and stock markets, with Europe showing solid returns while much of Asia was lackluster. Equities were periodically buffeted by concerns over the emergence of the Omicron variant of COVID-19 and its impact on economic growth and supply chains. Investor nerves were also tested by the tilt towards monetary tightening by the U.S. Federal Reserve, with Chairman Powell ditching the ‘transitory’ element of his view on inflation, accelerating the planned reduction in asset buying, and touting the likelihood of three interest rate increases in 2022. The eurozone, Japan and subsequently China, (where domestic recovery slowed in the wake of the persistence of COVID-19 outbreaks), kept to the stimulus playbook given the uncertainty over the effects of the Omicron outbreak and the belief that price pressures would eventually ease.
6	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
The Fund’s notable contributors during the period
DFA
We managed a portion of the Fund’s assets from the start of the reporting period through April 30, 2021 (our reporting period). During that time period, our portion of the portfolio outperformed the benchmark.
•	Our greater emphasis on deep value stocks contributed positively to relative performance in our portion of performance during our reporting period, as these stocks outperformed.
•	At the sector level, our exclusion of real estate investment trusts (REITs) and highly regulated utilities also contributed positively as REITs and utilities underperformed the overall benchmark during the period.
•	Stock selection within the consumer discretionary, financials and industrials sectors contributed to performance.
•	Individual securities that contributed most to performance during the period included overweight positions in German automakers Daimler AG and Volkswagen AG, which delivered strong performance during our reporting period and an underweight to U.K. household and personal products company Unilever, which underperformed during our reporting period.
•	Security selection within the United Kingdom, Japan and Germany contributed to results in our portion of the portfolio.
Pzena
We began managing our portion of the Fund’s assets on May 3, 2021. From that time through the close of the reporting period, our portion of the Fund underperformed the benchmark.
•	The consumer staples, industrials, and communication services sectors were the top three contributing sectors on a relative basis.
○	Both consumer staples and industrials were overweight versus the benchmark, and their outperformance was almost entirely the result of stock selection.
○	The communication services sector declined over the period, and the portfolio’s underweight position, in conjunction with stock selection, resulted in relative outperformance.
•	The top three individual contributors were Danish container shipping giant A.P. Moller – Maersk, Finnish telecom equipment company Nokia, and Swiss biopharma company Roche Holding (all relative outperformers, as well).
○	Maersk was up after announcing an additional $5 billion share buyback authorization on top of the one already in place, as well as on management’s expectations for the strong freight rate environment to persist into the first half of 2022 – a dynamic that has resulted in record profits for the company. We trimmed back our position in Maersk on strength.
○	Nokia was up after demonstrating continued solid progress on executing its turnaround plan.
○	Roche’s shares trended higher throughout the summer, helped by positive sentiment surrounding the FDA’s approval of Biogen’s Alzheimer’s drug, which boosted the sector, as a whole. Roche later bought back its own shares from rival Novartis, which is accretive to earnings, while its diagnostics business continued to benefit from COVID-19 testing demand.
•	The top three relative contributing countries were Denmark, Finland, and Switzerland – all due to stock selection, as the portfolio’s three best individual performers were domiciled in those countries.
TSW
Our portion of the Fund outperformed the benchmark during the 12-month period that ended December 31, 2021.
•	The consumer discretionary sector contributed the most to relative return, driven by stock selection. Sony Group Corporation and Entain PLC were among the top performers in the sector.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
○	Japanese electronics company Sony reported strong results across its Games, Music and Image Sensor businesses and raised full year guidance. The holding was one of the top contributors to performance in our portion of the portfolio during the period.
○	U.K. gambling company Entain PLC outperformed after receiving multiple takeover offers from gaming peers MGM and DraftKings. The acquisition offers represented significant premiums to the recent share price and highlighted the value of Entain’s operations. The company ultimately rejected the offers and remained independent.
•	Allocation and stock selection drove outperformance in the utilities sector. The portfolio’s underweight in one of the benchmark’s worst performing sectors contributed to relative return.
○	From a stock perspective, French water and waste utility Veolia Environnement SA was an outperformer and one of the top contributors to performance during the period. The company reported strong operational performance during the period. Additionally, after a prolonged negotiation Veolia and Suez Environnement announced a finalized merger agreement. The transaction is set to close in early 2022. We believe the combined entity’s operational profile and synergy potential is undervalued by the market.
•	The industrials sector also contributed to relative return, driven predominantly by stock selection. The portfolio averaged an overweight position in the sector, one of the benchmark’s best performing groups. From a stock perspective, Toshiba Corporation and Ashtead Group plc performed well.
○	Multinational conglomerate Toshiba took steps to address corporate governance issues. The company announced the resignation of the CEO and multiple board members following an investigation into shareholder voting practices. Management subsequently announced its intention to split the company into three parts: Infrastructure Services, Devices and Semiconductors. We believe these steps push Toshiba toward meaningful corporate governance reform.
○	U.K. rental equipment company Ashtead Group performed well after releasing a series of satisfactory results. The company reported strong free cash flow growth and increased guidance.
•	ASML Holding NV was a top contributor to absolute and relative return during the period. The Dutch semiconductor equipment manufacturer reported a series of strong results and continues to benefit from increased capital expenditures by key customers. The company reported record order intake and maintains a significant order backlog representing almost all of its fiscal year 2022 manufacturing capacity. We trimmed our position on strength.
•	From a country perspective, Switzerland, Japan and the United Kingdom were the strongest areas of contribution.
○	Switzerland contributed the most to portfolio relative return due to stock selection. The country’s health care and financial sectors performed particularly well.
○	Japan also contributed to relative return due to stock selection and an underweight in one of the benchmark’s underperforming countries. COVID-19 restrictions continued to weigh on Japan’s equity markets.
○	The United Kingdom contributed to relative return due to stock selection. The U.K. government was perceived to have effectively rolled out vaccines to combat the COVID-19 pandemic.
The Fund’s notable detractors during the period
DFA
•	The largest individual detractors from performance in our portion of the Fund during our reporting period included Vestas Wind Systems A/S, AtoS SE and Lonza Group AG.
○	Vestas Wind Systems is a Danish industrials company that specializes in the manufacture, installation and servicing of wind turbines globally. The company is not held in the benchmark. Shares of Vestas fell on rising costs and supply constraints.
○	AtoS is a French technology company that offers cloud, cybersecurity and computing solutions. The company found itself in the spotlight over accounting concerns at two of its U.S. units.
8	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
○	An out-of-benchmark position in Swiss health care diagnostics and research company Lonza Group weighed on results in our portion of the Fund’s portfolio.
•	From a country standpoint, security selection within Denmark and the Netherlands weighed on results, as did an underweight allocation to Italy during our reporting period.
Pzena
•	The three largest relative sector detractors in the period were consumer discretionary, energy, and materials, with all three posting absolute losses. Each sector’s underperformance was due to stock selection, and the portfolio was overweight across the board.
○	Within energy – a clear standout performer in the benchmark – the portfolio was more exposed to oil servicers than drillers, and investors determined that the benefits of higher crude prices would predominately accrue to the exploration and production companies, disregarding the servicers who are vital to producers’ operations.
•	The three major absolute detractors were Chinese e-commerce company Alibaba Group, South Korean steel manufacturer POSCO, and U.K. oil service company John Wood Group – all of which detracted on a relative basis as well.
○	Alibaba – a relatively new holding – was impacted after investors frantically dumped shares of Chinese tech companies on concerns about the Chinese Communist Party’s new policy stance regarding antitrust and internet data security. Despite the serious nature of the headlines coming out of China, we did not feel that our normal earnings estimates – which represent the long-term earnings power of a business – warranted a downward revision for Alibaba, and we have continued to build our full position in the name.
○	POSCO shares took a breather after a several-month period of strong performance, as the company’s core steel business continued to benefit from improvement in volumes and profitability, with steel prices remaining strong amid a tight market. More recently, general concerns over a potential economic slowdown negatively impacted POSCO’s share price despite the company reporting record earnings. Management’s plan to allocate capital to non-steel areas was met with skepticism as well.
○	John Wood Group underperformed after management provided investors with a disappointing first half trading statement earlier in the year, which hurt the stock. Management also recently lowered its full-year guidance due to deferrals of specific projects, particularly in the solar area. While the company’s order book continues to grow, reflecting strong momentum in its core businesses, the lack of consistent execution weighed on investor sentiment.
•	South Korea and China were major relative detractors, with both affected by the Chinese tech selloff and resulting contagion (neither China nor South Korea are in the MSCI EAFE Value Index (Net)). Germany was another relative underperformer due to stock selection.
TSW
•	The energy sector detracted the most from portfolio relative return as the portfolio was underweight the benchmark’s best performing sector. Ultimately, the allocation effect is driven by stock selection as we found more compelling opportunities outside of the energy sector. More broadly, energy stocks performed well during the year due to a more favorable supply and demand environment.
•	Stock selection within the communication services sector detracted from portfolio relative return. Ubisoft Entertainment SA and Nintendo Co., Ltd. were two of the largest individual detractors in our portion of the portfolio during the period. These businesses were COVID-19 beneficiaries and despite their improving fundamentals and strong growth outlook, investor focus rotated toward companies more exposed to economies re-opening.
○	French videogame creator Ubisoft underperformed after mixed results throughout the period. Management lowered full-year guidance as certain content releases slated for 2021 were pushed back into 2022.
○	Shares of Nintendo declined after underwhelming analysts in August 2021 with its first quarter fiscal year 2022 results. (Nintendo’s fiscal year 2022 runs from April 1, 2021 through March 31, 2022.) The company faced
Variable Portfolio – Partners International Value Fund | Annual Report 2021	9

Manager Discussion of Fund Performance  (continued)
difficult year-over-year comparisons and came up short of expectations. However, management announced a new share repurchase program, with all repurchased shares to be cancelled. To combat eventual hardware sales decline, Nintendo continues to develop its subscription services.
○	We believe Ubisoft and Nintendo remain undervalued given their IP and market position in the videogame industry.
•	The health care sector also detracted from portfolio relative return due to portfolio allocation. The portfolio’s overweight position in the benchmark’s largest-underperforming region weighed on performance.
•	Dutch health care technology company Philips was a top detractor for our portion of the portfolio during the period after reporting mixed results during the period. The company experienced strong revenue growth in both its Personal Health and Diagnosis & Treatment segments. However, the recall of certain legacy sleep care products continued to overshadow these positives. We believe Philips remains undervalued.
•	From a country perspective, exposures to South Korea, Israel and Australia detracted most from performance.
○	South Korea had a modestly positive absolute return but detracted the most from portfolio relative return. The country deployed a rapid vaccination campaign and avoided strict lockdown measures. However, global supply chain disruptions hampered South Korea’s economic recovery.
○	The portfolio’s stock selection in Israel detracted from relative return. Israel maintains a number of cybersecurity and technology companies which performed well during the year.
○	Australia detracted from portfolio relative return. The island nation imposed strict COVID-19 containment measures including travel bans and social restrictions.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	995.10	1,020.97	4.22	4.28	0.84
Class 2	1,000.00	1,000.00	994.10	1,019.71	5.48	5.55	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	11

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.2%
Issuer	Shares	Value ($)
Australia 1.3%
LendLease Group	454,900	3,542,099
Macquarie Group Ltd.	64,100	9,582,006
Santos Ltd.	1,654,500	7,621,411
Total		20,745,516
Austria 0.1%
ams AG(a)	123,500	2,234,791
Belgium 1.7%
Anheuser-Busch InBev SA/NV	142,700	8,603,379
Groupe Bruxelles Lambert SA	50,700	5,662,525
KBC Group NV	146,926	12,624,075
Total		26,889,979
Brazil 1.2%
Ambev SA	6,524,900	18,063,547
China 1.1%
Alibaba Group Holding Ltd.(a)	1,203,700	17,689,073
Denmark 2.0%
AP Moller - Maersk A/S, Class B	6,936	24,756,759
Danske Bank A/S	398,779	6,884,524
Total		31,641,283
Finland 2.1%
Nokia OYJ(a)	5,223,283	33,082,659
France 11.1%
Airbus Group SE(a)	19,300	2,469,317
Amundi SA	229,643	18,941,977
Bouygues SA	191,190	6,843,843
Capgemini SE	34,100	8,357,253
Cie Generale des Etablissements Michelin CSA	130,959	21,449,028
Dassault Aviation SA	28,920	3,127,907
Engie SA	912,900	13,515,842
Publicis Groupe SA	173,135	11,664,808
Rexel SA	1,335,194	27,040,984
Sanofi	197,270	19,794,866
Schneider Electric SE	49,176	9,667,784
SCOR SE	178,394	5,569,179
TotalEnergies SE	141,700	7,212,563
Common Stocks (continued)
Issuer	Shares	Value ($)
Ubisoft Entertainment SA(a)	76,700	3,741,449
Veolia Environnement SA	364,640	13,391,009
Total		172,787,809
Germany 10.3%
Allianz SE, Registered Shares	29,700	7,005,008
BASF SE	423,431	29,718,664
Bayer AG, Registered Shares	62,000	3,311,069
Covestro AG	334,986	20,617,734
Deutsche Boerse AG	54,900	9,166,897
Deutsche Post AG	136,911	8,806,225
Fresenius Medical Care AG & Co. KGaA	184,147	11,937,922
Fresenius SE & Co. KGaA	206,100	8,283,865
HeidelbergCement AG	130,500	8,831,855
Infineon Technologies AG	200,800	9,244,525
SAP SE	79,700	11,216,942
Siemens AG, Registered Shares	135,173	23,412,354
Siemens Energy AG(a)	254,450	6,492,114
Talanx AG	63,400	3,056,972
Total		161,102,146
Hong Kong 1.6%
CK Asset Holdings Ltd.	871,500	5,497,393
CK Hutchison Holdings Ltd.	1,408,900	9,071,098
Galaxy Entertainment Group Ltd.(a)	1,854,000	9,617,814
Total		24,186,305
Ireland 1.2%
AIB Group PLC(a)	2,017,200	4,914,686
Ryanair Holdings PLC, ADR(a)	16,700	1,708,911
Smurfit Kappa Group PLC	217,100	11,965,780
Total		18,589,377
Isle of Man 0.3%
Entain PLC(a)	191,400	4,374,769
Israel 0.4%
Check Point Software Technologies Ltd.(a)	58,700	6,842,072
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Italy 1.1%
Enel SpA	1,553,490	12,421,842
Prysmian SpA	104,500	3,930,891
Total		16,352,733
Japan 18.4%
Astellas Pharma, Inc.	533,400	8,681,368
Bridgestone Corp.	176,300	7,569,031
Denka Co., Ltd.	118,300	3,870,758
FANUC Corp.	32,600	6,929,521
Fujitsu Ltd.	46,200	7,938,387
Fukuoka Financial Group, Inc.	314,000	5,377,177
Hitachi Ltd.	172,400	9,339,483
Honda Motor Co., Ltd.	639,900	18,205,632
Iida Group Holdings Co., Ltd.	287,500	6,686,521
Isuzu Motors Ltd.	1,181,500	14,705,527
Japan Airlines Co., Ltd.(a)	158,100	3,001,261
Kirin Holdings Co., Ltd.	330,600	5,324,933
Komatsu Ltd.	894,900	20,928,130
Kyocera Corp.	113,600	7,102,958
Mitsui & Co., Ltd.	347,800	8,242,121
MS&AD Insurance Group Holdings, Inc.	127,100	3,913,701
Nintendo Co., Ltd.	18,800	8,795,721
Olympus Corp.	316,500	7,288,122
ORIX Corp.	634,300	12,944,908
Panasonic Corp.	1,342,300	14,755,626
Rakuten Group, Inc.	669,300	6,715,262
Resona Holdings, Inc.	1,349,050	5,242,647
SBI Holdings, Inc.	76,700	2,092,034
Sega Sammy Holdings, Inc.	302,700	4,748,038
Seven & I Holdings Co., Ltd.	280,400	12,334,241
Sony Group Corp.	191,100	24,131,776
Square Enix Holdings Co., Ltd.	93,400	4,791,378
Sumitomo Mitsui Financial Group, Inc.	482,200	16,465,831
Suzuki Motor Corp.	90,200	3,478,367
T&D Holdings, Inc.	296,500	3,788,015
Toshiba Corp.	228,200	9,390,075
Toyota Industries Corp.	152,600	12,206,935
Total		286,985,485
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 5.0%
AerCap Holdings NV(a)	24,700	1,615,874
ArcelorMittal SA	476,035	15,270,572
ASML Holding NV	12,900	10,333,169
CNH Industrial NV	137,200	2,652,653
EXOR NV	32,900	2,945,134
Heineken Holding NV	104,220	9,609,598
ING Groep NV	1,142,799	15,888,345
Koninklijke KPN NV	1,136,859	3,533,477
Koninklijke Philips NV	230,235	8,521,372
NXP Semiconductors NV	29,800	6,787,844
Total		77,158,038
Norway 0.5%
DNB Bank ASA	85,400	1,953,417
Mowi ASA	255,800	6,053,955
Total		8,007,372
Portugal 0.0%
Banco Espirito Santo SA, Registered Shares(a),(b),(c)	533,756	1
Singapore 1.7%
DBS Group Holdings Ltd.	765,900	18,549,303
Wilmar International Ltd.	2,406,100	7,404,950
Total		25,954,253
South Korea 2.7%
POSCO	70,603	16,371,909
POSCO, ADR	200	11,658
Samsung Electronics Co., Ltd.	204,400	13,423,964
Shinhan Financial Group Co., Ltd.	399,670	12,349,425
Shinhan Financial Group Co., Ltd., ADR	15,057	465,412
Total		42,622,368
Spain 0.5%
CaixaBank SA	2,801,976	7,653,995
Sweden 1.3%
Essity AB, Class B	174,400	5,689,765
Investor AB, Class B	232,500	5,834,193
Lundin Energy AB	93,100	3,331,376
Volvo AB, B Shares	224,300	5,187,276
Total		20,042,610

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 9.6%
ABB Ltd.	273,000	10,404,796
Alcon, Inc.	27,200	2,399,186
Cie Financiere Richemont SA, Class A, Registered Shares	52,500	7,845,331
Credit Suisse Group AG, Registered Shares	541,292	5,248,162
Julius Baer Group Ltd.	57,471	3,843,219
Nestlé SA, Registered Shares	142,900	19,951,315
Novartis AG, ADR	9,350	817,844
Novartis AG, Registered Shares	262,123	23,033,280
Roche Holding AG, Genusschein Shares	103,182	42,806,214
UBS AG	1,806,303	32,421,870
UBS Group AG, Registered Shares	16,453	294,015
Total		149,065,232
Taiwan 1.6%
Catcher Technology Co., Ltd.	884,000	4,997,419
Hon Hai Precision Industry Co., Ltd.	5,499,000	20,622,030
Total		25,619,449
United Kingdom 20.4%
Ashtead Group PLC	66,800	5,385,052
Aviva PLC	2,487,369	13,865,033
Barclays Bank PLC	3,059,458	7,793,245
Barratt Developments PLC	370,800	3,765,283
BHP Group PLC	73,300	2,181,021
BHP Group PLC, ADR	64,500	3,855,165
BP PLC	1,225,500	5,491,005
British Land Co. PLC (The)	402,900	2,909,475
Bunzl PLC	154,900	6,051,218
DCC PLC	102,194	8,365,926
GlaxoSmithKline PLC	352,500	7,674,898
Glencore PLC(a)	1,078,000	5,492,713
HSBC Holdings PLC	1,893,281	11,434,024
HSBC Holdings PLC, ADR	110,689	3,337,273
Imperial Brands PLC	151,500	3,320,092
Inchcape PLC	308,600	3,799,032
Informa PLC(a)	699,100	4,894,805
J. Sainsbury PLC	4,536,813	16,958,455
Common Stocks (continued)
Issuer	Shares	Value ($)
John Wood Group PLC(a)	4,403,855	11,442,162
Kingfisher PLC	1,829,700	8,416,153
Liberty Global PLC, Class C(a)	253,400	7,118,006
Linde PLC	23,200	8,037,176
Lloyds Banking Group PLC	14,735,100	9,568,866
Melrose Industries PLC	2,009,430	4,370,079
NatWest Group PLC	2,437,856	7,465,486
NatWest Group PLC, ADR	131,591	804,021
Persimmon PLC	173,900	6,740,199
Reckitt Benckiser Group PLC	206,378	17,765,771
Royal Dutch Shell PLC, ADR, Class B	599,605	25,992,877
Smith & Nephew PLC	461,400	8,052,529
Standard Chartered PLC	1,622,838	9,868,134
TechnipFMC PLC(a)	1,229,163	7,276,645
Tesco PLC	7,500,886	29,531,560
Travis Perkins PLC	835,926	17,646,897
Unilever PLC	214,700	11,517,899
Vodafone Group PLC	6,445,674	9,708,714
Total		317,896,889
Total Common Stocks (Cost $1,454,274,822)		1,515,587,751

Preferred Stocks 0.9%
Issuer	Shares	Value ($)
Germany 0.9%
Volkswagen AG	72,219	14,507,593
Total Preferred Stocks (Cost $18,421,613)		14,507,593

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(d),(e)	24,610,839	24,605,917
Total Money Market Funds (Cost $24,607,570)		24,605,917
Total Investments in Securities (Cost $1,497,304,005)		1,554,701,261
Other Assets & Liabilities, Net		5,433,779
Net Assets		$1,560,135,040

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	8,941,192	1,276,233,602	(1,260,567,224)	(1,653)	24,605,917	(1,508)	20,392	24,610,839
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	20,745,516	—	20,745,516
Austria	—	2,234,791	—	2,234,791
Belgium	—	26,889,979	—	26,889,979
Brazil	18,063,547	—	—	18,063,547
China	—	17,689,073	—	17,689,073
Denmark	—	31,641,283	—	31,641,283
Finland	—	33,082,659	—	33,082,659
France	—	172,787,809	—	172,787,809
Germany	—	161,102,146	—	161,102,146
Hong Kong	—	24,186,305	—	24,186,305
Ireland	1,708,911	16,880,466	—	18,589,377
Isle of Man	—	4,374,769	—	4,374,769
Israel	6,842,072	—	—	6,842,072
Italy	—	16,352,733	—	16,352,733
Japan	—	286,985,485	—	286,985,485
Netherlands	8,403,718	68,754,320	—	77,158,038
Norway	—	8,007,372	—	8,007,372
Portugal	—	—	1	1
Singapore	—	25,954,253	—	25,954,253
South Korea	477,070	42,145,298	—	42,622,368
Spain	—	7,653,995	—	7,653,995
Sweden	—	20,042,610	—	20,042,610
Switzerland	1,111,859	147,953,373	—	149,065,232
Taiwan	—	25,619,449	—	25,619,449
United Kingdom	56,421,163	261,475,726	—	317,896,889
Total Common Stocks	93,028,340	1,422,559,410	1	1,515,587,751
Preferred Stocks
Germany	—	14,507,593	—	14,507,593
Total Preferred Stocks	—	14,507,593	—	14,507,593
Money Market Funds	24,605,917	—	—	24,605,917
Total Investments in Securities	117,634,257	1,437,067,003	1	1,554,701,261
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,472,696,435)	$1,530,095,344
Affiliated issuers (cost $24,607,570)	24,605,917
Foreign currency (cost $532,679)	543,993
Receivable for:
Investments sold	274,329
Capital shares sold	5,530
Dividends	1,017,650
Foreign tax reclaims	4,419,707
Prepaid expenses	14,320
Total assets	1,560,976,790
Liabilities
Payable for:
Investments purchased	559,449
Capital shares purchased	33,631
Management services fees	34,853
Distribution and/or service fees	191
Service fees	1,399
Compensation of board members	126,043
Compensation of chief compliance officer	288
Custodian fees	68,495
Other expenses	17,401
Total liabilities	841,750
Net assets applicable to outstanding capital stock	$1,560,135,040
Represented by
Paid in capital	1,508,266,424
Total distributable earnings (loss)	51,868,616
Total - representing net assets applicable to outstanding capital stock	$1,560,135,040
Class 1
Net assets	$1,532,143,218
Shares outstanding	151,403,097
Net asset value per share	$10.12
Class 2
Net assets	$27,991,822
Shares outstanding	2,780,686
Net asset value per share	$10.07
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	17

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$41,668,806
Dividends — affiliated issuers	20,392
Interfund lending	106
Foreign taxes withheld	(3,361,608)
Total income	38,327,696
Expenses:
Management services fees	11,312,652
Distribution and/or service fees
Class 2	63,174
Service fees	15,632
Compensation of board members	52,652
Custodian fees	242,277
Printing and postage fees	20,124
Audit fees	66,597
Legal fees	22,405
Compensation of chief compliance officer	288
Other	101,152
Total expenses	11,896,953
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(294,899)
Total net expenses	11,602,054
Net investment income	26,725,642
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	106,249,895
Investments — affiliated issuers	(1,508)
Foreign currency translations	(330,942)
Net realized gain	105,917,445
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(27,444,054)
Investments — affiliated issuers	(1,653)
Foreign currency translations	(427,939)
Net change in unrealized appreciation (depreciation)	(27,873,646)
Net realized and unrealized gain	78,043,799
Net increase in net assets resulting from operations	$104,769,441
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$26,725,642	$16,332,944
Net realized gain (loss)	105,917,445	(120,587,778)
Net change in unrealized appreciation (depreciation)	(27,873,646)	98,010,775
Net increase (decrease) in net assets resulting from operations	104,769,441	(6,244,059)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(27,325,440)	(5,850,749)
Class 2	(485,576)	(136,870)
Total distributions to shareholders	(27,811,016)	(5,987,619)
Increase in net assets from capital stock activity	340,649,920	102,952,439
Total increase in net assets	417,608,345	90,720,761
Net assets at beginning of year	1,142,526,695	1,051,805,934
Net assets at end of year	$1,560,135,040	$1,142,526,695

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	60,886,063	621,648,130	33,309,858	247,668,012
Distributions reinvested	2,769,397	27,325,440	877,174	5,850,749
Redemptions	(33,410,457)	(313,506,452)	(18,901,907)	(149,139,399)
Net increase	30,245,003	335,467,118	15,285,125	104,379,362
Class 2
Subscriptions	648,347	6,527,468	239,975	1,859,382
Distributions reinvested	49,365	485,576	20,582	136,870
Redemptions	(184,329)	(1,830,242)	(435,467)	(3,423,175)
Net increase (decrease)	513,383	5,182,802	(174,910)	(1,426,923)
Total net increase	30,758,386	340,649,920	15,110,215	102,952,439
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$9.26	0.20	0.89	1.09	(0.23)	—	(0.23)
Year Ended 12/31/2020	$9.71	0.14	(0.53)	(0.39)	(0.06)	—	(0.06)
Year Ended 12/31/2019	$9.17	0.30	0.91	1.21	(0.38)	(0.29)	(0.67)
Year Ended 12/31/2018	$11.47	0.29	(2.23)	(1.94)	(0.31)	(0.05)	(0.36)
Year Ended 12/31/2017	$9.34	0.26	2.09	2.35	(0.22)	—	(0.22)
Class 2
Year Ended 12/31/2021	$9.21	0.18	0.89	1.07	(0.21)	—	(0.21)
Year Ended 12/31/2020	$9.69	0.12	(0.54)	(0.42)	(0.06)	—	(0.06)
Year Ended 12/31/2019	$9.15	0.28	0.90	1.18	(0.35)	(0.29)	(0.64)
Year Ended 12/31/2018	$11.44	0.26	(2.22)	(1.96)	(0.28)	(0.05)	(0.33)
Year Ended 12/31/2017	$9.33	0.23	2.08	2.31	(0.20)	—	(0.20)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$10.12	11.80%	0.86%	0.84%	1.95%	73%	$1,532,143
Year Ended 12/31/2020	$9.26	(3.82%)	0.88%(c)	0.85%(c)	1.72%	77%	$1,121,635
Year Ended 12/31/2019	$9.71	13.53%	0.88%(c)	0.88%(c)	3.17%	22%	$1,028,139
Year Ended 12/31/2018	$9.17	(17.30%)	0.83%	0.83%	2.70%	16%	$821,718
Year Ended 12/31/2017	$11.47	25.44%	0.86%	0.86%	2.48%	9%	$1,759,557
Class 2
Year Ended 12/31/2021	$10.07	11.64%	1.11%	1.09%	1.80%	73%	$27,992
Year Ended 12/31/2020	$9.21	(4.14%)	1.13%(c)	1.10%(c)	1.54%	77%	$20,892
Year Ended 12/31/2019	$9.69	13.20%	1.13%(c)	1.13%(c)	2.93%	22%	$23,667
Year Ended 12/31/2018	$9.15	(17.48%)	1.09%	1.09%	2.41%	16%	$19,537
Year Ended 12/31/2017	$11.44	25.02%	1.11%	1.11%	2.18%	9%	$20,666
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	21

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Partners International Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.82% of the Fund’s average daily net assets.
24	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Subadvisory agreements
The Investment Manager has entered into a Subadvisory Agreement with Thompson, Siegel & Walmsley LLC, which subadvises a portion of the assets of the Fund. Effective May 1, 2021, the Investment Manager has entered into a Subadvisory Agreement with Pzena Investment Management, LLC, to serve as a subadviser to the Fund. Prior to May 1, 2021, Dimensional Fund Advisors LP served as a subadviser to the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.84%
Class 2	1.09
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, capital loss carryforward, re-characterization of distributions for investments, foreign currency transactions, passive foreign investment company (PFIC) holdings and foreign tax reclaims refunded. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
7,385,895	(7,869,046)	483,151
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
27,811,016	—	27,811,016	5,987,619	—	5,987,619
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
26	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
31,821,675	—	(19,464,530)	39,670,586
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,515,030,676	140,073,358	(100,402,772)	39,670,586
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	(19,464,530)	(19,464,530)	90,679,091
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,288,067,967 and $963,959,800, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	814,286	0.67	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments
28	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe which are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
Variable Portfolio – Partners International Value Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
December 31, 2021
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners International Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$3,817,160	$0.02	$41,641,217	$0.27
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
The Fund (or fund in which the fund invests) has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Fund. The amount of tax refunded, and years to which the tax relates, are available on the Tax Center page of ColumbiaThreadneedle.com, along with certain other information about the refunded tax. See your tax advisor. The amounts reported in the table above have not been reduced for any foreign tax redeterminations.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2022.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Variable Portfolio – Partners International Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Variable Portfolio – Partners International Value Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Variable Portfolio – Partners International Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Variable Portfolio – Partners International Value Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
36	Variable Portfolio – Partners International Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Variable Portfolio – Partners International Value Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Approval of Subadvisory Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio – Partners International Value Fund (the Fund). On June 15, 2021, the Fund’s Board of Trustees (the Board), including a majority of the Board members who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940 (the Independent Trustees), upon the recommendation of the Investment Manager, unanimously approved the Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Thompson, Siegel & Walmsley LLC (TSW), with respect to the Fund. On June 15, 2021, the Board, including all of the Independent Trustees, approved the renewal of the Subadvisory Agreement.
At meetings held on March 12, 2021, March 19, 2021, March 22, 2021, April 19, 2021 and June 15, 2021, independent legal counsel to the Independent Trustees reviewed with the Board the legal standards for consideration by directors/trustees of advisory and subadvisory agreements and referred to the various written materials and oral presentations received by the Board and its Contracts, Compliance, and Investment Oversight Committees in connection with the Board’s evaluation of TSW’s proposed services.
The Trustees held discussions with the Investment Manager and TSW and reviewed and considered various written materials and oral presentations in connection with the evaluation of TSW’s proposed services, including the reports from management with respect to the fees and terms of the proposed Subadvisory Agreement and TSW’s investment strategy/style and performance and from the Compliance Committee, with respect to the code of ethics and compliance program of TSW. The Trustees considered the pending acquisition of TSW by Pendal Group Limited. In considering the Subadvisory Agreement, the Board reviewed, among other things:
•	Terms of the Subadvisory Agreement;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of various services proposed to be performed by TSW under the Subadvisory Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the experience and resources of TSW, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of TSW’s compliance program; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement on June 25, 2021 and the renewal of the Subadvisory Agreement on June 15, 2021.
38	Variable Portfolio – Partners International Value Fund | Annual Report 2021

Approval of Subadvisory Agreement  (continued)

Nature, Extent and Quality of Services
The Board considered its analysis of the reports and presentations received by it, detailing the services proposed to be performed by TSW as a subadviser for the Fund, as well as the history, expertise, resources and capabilities, and the qualifications of the personnel of TSW. The Board considered the diligence and selection process undertaken by the Investment Manager to select TSW, including the Investment Manager’s rationale for recommending TSW, and the process for monitoring TSW’s ongoing performance of services for the Fund. The Board observed that TSW’s compliance program had been reviewed by the Fund’s Chief Compliance Officer and was determined by him to be reasonably designed to prevent violation of the federal securities laws by the Fund. The Board also observed that information had been presented regarding TSW’s ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board also considered the information provided by management regarding the personnel, risk controls, philosophy, and investment processes of TSW. The Board also noted the presentation by TSW to the Board’s Contracts Committee.
The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement. Independent legal counsel noted that the proposed Subadvisory Agreement was generally similar in scope and form to subadvisory agreements applicable to other subadvised Funds. The Board noted the Investment Manager’s representation that TSW has experience subadvising registered mutual funds.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund supported the approval of the Subadvisory Agreement.
Investment Performance of TSW
The Board observed TSW’s relevant performance results versus the Fund’s benchmark and versus peers over various periods.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of TSW, in light of other considerations, supported the approval of the Subadvisory Agreement.
Comparative Fees, Costs of Services Provided and Profitability
The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to TSW would be paid by the Investment Manager and would not impact the fees paid by the Fund. The Board observed that the proposed subadvisory fees for TSW were within a reasonable range of subadvisory fees paid by the Investment Manager to the subadvisers of other Funds with similar strategies. The Trustees observed that management fees, which were not proposed to change, remained within the range of other peers and that the Fund’s expense ratio also remained within the range of other peers. Additionally, the Board considered that no change was expected in the total profitability of the Investment Manager and its affiliates in connection with the hiring of TSW. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to TSW thereunder, the Board did not consider the profitability to TSW from its relationship with the Fund.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the proposed level of subadvisory fees, anticipated costs of services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement.
Economies of Scale
The Board also considered the economies of scale that may be realized by the Investment Manager and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered, in this regard, no expected change in profitability to the Investment Manager from its management agreement with the Fund as a result of the proposed engagement of TSW. The Board took into account, in this regard, the significant oversight services provided by the Investment Manager to the Fund. The Board also observed that fees to be paid under the Subadvisory Agreement would not impact fees paid by the Fund (as subadvisory fees are paid by the Investment Manager and not the Fund). The Board observed that the Fund’s management agreement with the Investment Manager continues to provide for sharing of economies of scale as management fees decline as assets increase at pre-established breakpoints.
Variable Portfolio – Partners International Value Fund | Annual Report 2021	39

Approval of Subadvisory Agreement  (continued)

Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Subadvisory Agreement appeared fair and reasonable in light of the services proposed to be provided and approved the Subadvisory Agreement. On June 15, 2021, the Board, including all of the Independent Trustees, took into account the factors that it had considered in approving the Subadvisory Agreement and approved the renewal of the Subadvisory Agreement.
40	Variable Portfolio – Partners International Value Fund | Annual Report 2021

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Variable Portfolio – Partners International Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-3040 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – Partners International Core Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners International Core Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners International Core Equity Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Schroder Investment Management North America Inc. (subadviser)
Schroder Investment Management North America Limited (sub-subadviser)
James Gautrey, CFA
Simon Webber, CFA
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	13.55	8.93	7.31
Class 2	05/07/10	13.18	8.64	7.04
MSCI EAFE Index (Net)		11.26	9.55	8.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners International Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	0.9
Consumer Discretionary	19.2
Consumer Staples	12.0
Energy	4.5
Financials	16.4
Health Care	11.4
Industrials	19.3
Information Technology	11.3
Materials	1.6
Utilities	3.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2021)
Argentina	1.8
Austria	1.9
Brazil	1.1
Canada	1.9
China	0.8
Denmark	1.6
France	4.5
Germany	12.7
Hong Kong	4.4
India	1.9
Italy	3.1
Japan	11.1
Country breakdown (%) (at December 31, 2021)
Netherlands	3.9
New Zealand	1.3
Norway	1.8
Spain	1.7
Sweden	1.9
Switzerland	16.6
Taiwan	1.7
United Kingdom	18.9
United States	5.4
Total	100.0
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 99.10% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
At the beginning of the period ended December 31, 2021, the Fund was managed by two subadvisers, AQR Capital Management, LLC, and Schroder Investment Management North America Inc. (Schroder). On April 30, 2021, the AQR portion of the Fund was terminated and, effective May 3, 2021, Schroder managed the full portfolio for the remainder of the year.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 13.18%. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 11.26% over the same time period.
Market overview
International equities gained throughout 2021 as COVID-19 vaccine rollouts and fiscal stimulus continued to support the economic recovery. Global markets were further supported by strong corporate earnings. Some of the market optimism, however, was challenged by ongoing supply chain disruptions and inflationary pressures. Energy and commodity prices continued to surge, supporting the energy and materials sectors. Technology stocks continued to perform well across all regions, led by the semiconductor industry, which continued to benefit from favorable underlying industry conditions with tight supply, rebounding demand, and resulting pricing power. Financial stocks also performed strongly as fears of a credit cycle (poor performing loans) from 2020 proved unfounded. The emergence of a new COVID-19 variant, Omicron, in November led to increased market volatility, while investors grew more anxious about a new wave of regulations in China, which weighed on emerging markets performance. On balance, value stocks slightly outperformed growth over the year. There was, however, a fair amount of rotation in style leadership as changes in interest rate expectations seemed to periodically drive the value trade throughout the year.
AQR
We managed a portion of the Fund from January 1, 2021 through April 30, 2021 (the reporting period). During that time period, our portion of the Fund outperformed the benchmark.
Notable contributors in our portion of the Fund during the reporting period
•	Stock selection within the consumer discretionary, industrials, and materials sectors contributed to performance.
•	Sector allocation was also additive to returns due to an overweight position to the materials sector and underweights in the health care and consumer staples sectors.
•	The three top individual contributors to performance in our portion of the portfolio were German automaker Volkswagen, French construction materials company Cie de Saint-Gobain, and U.K. insurer Aviva.
•	Stock selection within Japan and the United Kingdom provided the largest gains over the period.
Notable detractors in our portion of the Fund during the reporting period
•	Stock selection within the utilities and energy sectors detracted from performance in our portion of the Fund’s portfolio during the reporting period.
•	The three top individual detractors in our portion of the portfolio during the reporting period were Italian biotech DiaSorin SpA, French technology company AtoS, and Australian iron ore company Fortescue Metals Group Ltd.
•	Stock selection within Australia and Italy detracted slightly.
Schroder
Our portion of the Fund outperformed during the 12-month period that ended December 31, 2021.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
Notable contributors in our portion of the Fund during the period
•	The modest outperformance of our portion of the Fund relative to the benchmark was led by a combination of stock selection and sector allocation effects.
○	Stock selection within the consumer staples, health care, energy and materials sectors helped offset weaker performance among our holdings in consumer discretionary and financials.
○	In terms of regions, the Fund benefited from holdings in Japan, Europe and the United Kingdom.
•	Our holding in Dutch multinational ASML was a stand-out performer throughout 2021 as the company increased capacity in response to the global shortage of computer chips. Demand for ASML’s lithography systems for use in semi-conductor production remains strong as their extreme ultraviolet (EUV) lithography systems are the key enabler for advancing high performance computing, allowing semiconductor manufacturers to further shrink chip sizes. ASML has developed a monopolistic position with an over 80% global market share in lithography, providing them with strong pricing power.
•	Our position in Swiss luxury goods company Richemont was a strong performer as the group continued to report impressive results led by its Cartier and Van Cleef businesses. Management also disclosed that they had been approached by Kering, a French luxury goods company. While Richemont Chairman Johann Rupert assured investors that he has no intention in selling the group, it raised speculation in the market about it being an acquisition target, further supporting the share price.
•	Equinor was also a strong performer, benefitting from the rotational switch into the energy sector and rising oil and gas prices. We believe the Norwegian company is better prepared for the transition to a low-emission economy than most oil majors, with a decent offshore wind pipeline including a local advantage in the Norwegian Continental Shelf, and strong gas portfolio. As the market normalizes, we believe Equinor will be well positioned to deploy its free cash flow into such areas as the development of sustainable fuel.
Notable detractors in our portion of the Fund during the period
•	The Fund’s off-benchmark exposure to emerging markets was the largest detractor as our Chinese technology holdings faced increased regulation and selling pressure throughout the year.
•	Specifically, our position in Chinese internet platform Alibaba detracted after the Chinese government announced more hardline policies on antitrust, internet security, and education. This news weakened investor sentiment due to concerns over the long-term profitability of Chinese internet platforms. Although the stock has been under considerable pressure, with significantly increased risks, Alibaba’s e-commerce and cloud arms continue to demonstrate robust growth. We also believe that its cloud business – as well as areas such as payments and video – have been underestimated as long-term earnings drivers. As the trajectory of the regulatory environment in China remains unclear, however, we took the decision to sell our position.
•	Our holding in Danish wind turbine supplier Vestas Wind Systems also detracted from performance. The company faced a challenging environment, with supply chain constraints and higher raw material costs pressuring margins. Although the company faces a number of short-term challenges, we remain confident of its long-term growth potential given its leading position within the expanding wind energy market and the increasing policy support for renewables.
•	German brake maker Knorr Bremse sold off after rumors leaked that they were looking to acquire Hella, a German automotive lighting group, for approximately $7.5 billion. The stock reacted negatively to the news. We believe the stock can re-rate in time.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,032.30	1,021.12	4.15	4.13	0.81
Class 2	1,000.00	1,000.00	1,031.00	1,019.86	5.43	5.40	1.06
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Argentina 1.8%
MercadoLibre, Inc.(a)	29,444	39,702,290
Austria 1.9%
Erste Group Bank AG	856,237	40,140,745
Brazil 1.1%
B3 SA - Brasil Bolsa Balcao	11,409,206	22,818,412
Canada 1.9%
Canadian National Railway Co.	330,700	40,621,500
China 0.8%
Tencent Holdings Ltd.	310,800	18,135,528
Denmark 1.6%
Vestas Wind Systems A/S	1,146,931	34,929,948
France 4.5%
Legrand SA	350,396	41,038,768
Schneider Electric SE	283,299	56,047,656
Total		97,086,424
Germany 12.6%
Bayerische Motoren Werke AG	439,194	43,937,963
Daimler AG, Registered Shares	353,902	27,039,599
Daimler Truck Holding AG(a)	176,951	6,505,102
Infineon Technologies AG	794,022	36,555,560
Knorr-Bremse AG	311,569	30,771,969
SAP SE	387,680	54,561,909
Siemens AG, Registered Shares	271,983	47,108,242
Zalando SE(a)	345,412	27,825,182
Total		274,305,526
Hong Kong 4.4%
AIA Group Ltd.	5,565,400	56,170,734
Hong Kong Exchanges and Clearing Ltd.	665,700	38,932,787
Total		95,103,521
India 1.9%
HDFC Bank Ltd., ADR	647,808	42,152,866
Common Stocks (continued)
Issuer	Shares	Value ($)
Italy 3.1%
FinecoBank Banca Fineco SpA	1,394,579	24,422,616
Intesa Sanpaolo SpA	16,597,677	42,870,558
Total		67,293,174
Japan 11.1%
Bridgestone Corp.	1,305,700	56,057,195
Kubota Corp.	1,331,700	29,611,751
Recruit Holdings Co., Ltd.	810,100	49,299,221
SMC Corp.	66,900	45,214,910
Sony Group Corp.	483,900	61,106,051
Total		241,289,128
Netherlands 3.9%
ASML Holding NV	106,192	85,062,004
New Zealand 1.3%
Xero Ltd.(a)	277,641	28,419,121
Norway 1.8%
Equinor ASA	1,467,287	38,852,744
Spain 1.7%
Iberdrola SA	3,101,005	36,715,851
Sweden 1.9%
Svenska Handelsbanken AB, Class A	3,824,795	41,338,195
Switzerland 16.6%
Alcon, Inc.	404,159	35,649,000
Chocoladefabriken Lindt & Spruengli AG	3,682	51,035,623
Cie Financiere Richemont SA, Class A, Registered Shares	302,229	45,163,553
Lonza Group AG, Registered Shares	42,713	35,562,347
Nestlé SA, Registered Shares	672,431	93,883,012
Roche Holding AG, Genusschein Shares	154,077	63,920,577
Sika AG	82,241	34,180,793
Total		359,394,905
Taiwan 1.7%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	299,677	36,054,140
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 18.9%
AstraZeneca PLC	516,449	60,305,464
Barclays Bank PLC	15,567,235	39,653,847
Bunzl PLC	742,009	28,986,818
Burberry Group PLC	1,329,207	32,807,819
Diageo PLC	1,133,528	61,976,853
GlaxoSmithKline PLC	2,142,718	46,652,885
National Grid PLC	2,447,319	35,288,605
NMC Health PLC(a),(b),(c)	293,698	0
Reckitt Benckiser Group PLC	556,439	47,900,300
Royal Dutch Shell PLC, Class A	2,568,249	56,180,014
Total		409,752,605
United States 3.5%
Booking Holdings, Inc.(a)	17,929	43,015,795
lululemon athletica, Inc.(a)	82,031	32,111,035
Total		75,126,830
Total Common Stocks (Cost $1,732,782,115)		2,124,295,457

Money Market Funds 1.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(d),(e)	42,092,977	42,084,558
Total Money Market Funds (Cost $42,084,558)		42,084,558
Total Investments in Securities (Cost $1,774,866,673)		2,166,380,015
Other Assets & Liabilities, Net		2,194,214
Net Assets		$2,168,574,229

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	46,484,628	1,225,942,872	(1,230,342,942)	—	42,084,558	(1,915)	21,620	42,092,977
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	39,702,290	—	—	39,702,290
Austria	—	40,140,745	—	40,140,745
Brazil	22,818,412	—	—	22,818,412
Canada	40,621,500	—	—	40,621,500
China	—	18,135,528	—	18,135,528
Denmark	—	34,929,948	—	34,929,948
France	—	97,086,424	—	97,086,424
Germany	—	274,305,526	—	274,305,526
Hong Kong	—	95,103,521	—	95,103,521
India	42,152,866	—	—	42,152,866
Italy	—	67,293,174	—	67,293,174
Japan	—	241,289,128	—	241,289,128
Netherlands	—	85,062,004	—	85,062,004
New Zealand	—	28,419,121	—	28,419,121
Norway	—	38,852,744	—	38,852,744
Spain	—	36,715,851	—	36,715,851
Sweden	—	41,338,195	—	41,338,195
Switzerland	—	359,394,905	—	359,394,905
Taiwan	36,054,140	—	—	36,054,140
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
United Kingdom	—	409,752,605	0*	409,752,605
United States	75,126,830	—	—	75,126,830
Total Common Stocks	256,476,038	1,867,819,419	0*	2,124,295,457
Money Market Funds	42,084,558	—	—	42,084,558
Total Investments in Securities	298,560,596	1,867,819,419	0*	2,166,380,015

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,732,782,115)	$2,124,295,457
Affiliated issuers (cost $42,084,558)	42,084,558
Cash	659
Foreign currency (cost $698)	700
Receivable for:
Capital shares sold	45
Dividends	2,635,585
Foreign tax reclaims	11,400,054
Prepaid expenses	29,527
Total assets	2,180,446,585
Liabilities
Payable for:
Investments purchased	10,711,215
Capital shares purchased	858,890
Management services fees	46,886
Distribution and/or service fees	122
Service fees	858
Compensation of board members	158,827
Compensation of chief compliance officer	402
Other expenses	95,156
Total liabilities	11,872,356
Net assets applicable to outstanding capital stock	$2,168,574,229
Represented by
Paid in capital	1,402,321,943
Total distributable earnings (loss)	766,252,286
Total - representing net assets applicable to outstanding capital stock	$2,168,574,229
Class 1
Net assets	$2,150,660,808
Shares outstanding	158,512,592
Net asset value per share	$13.57
Class 2
Net assets	$17,913,421
Shares outstanding	1,332,485
Net asset value per share	$13.44
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$62,655,609
Dividends — affiliated issuers	21,620
Interfund lending	5
Foreign taxes withheld	(5,525,627)
Total income	57,151,607
Expenses:
Management services fees	18,893,766
Distribution and/or service fees
Class 2	36,148
Service fees	9,185
Compensation of board members	73,721
Custodian fees	287,183
Printing and postage fees	13,932
Audit fees	87,436
Legal fees	32,260
Interest on interfund lending	2,038
Compensation of chief compliance officer	411
Other	21,541
Total expenses	19,457,621
Net investment income	37,693,986
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	453,070,595
Investments — affiliated issuers	(1,915)
Foreign currency translations	(2,600,101)
Futures contracts	1,014,690
Net realized gain	451,483,269
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(160,293,313)
Foreign currency translations	(623,875)
Futures contracts	(310,438)
Net change in unrealized appreciation (depreciation)	(161,227,626)
Net realized and unrealized gain	290,255,643
Net increase in net assets resulting from operations	$327,949,629
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$37,693,986	$42,743,314
Net realized gain (loss)	451,483,269	(87,804,655)
Net change in unrealized appreciation (depreciation)	(161,227,626)	364,187,457
Net increase in net assets resulting from operations	327,949,629	319,126,116
Distributions to shareholders
Net investment income and net realized gains
Class 1	(48,867,259)	(14,014,160)
Class 2	(224,826)	(40,703)
Total distributions to shareholders	(49,092,085)	(14,054,863)
Decrease in net assets from capital stock activity	(1,250,633,312)	(66,855,044)
Total increase (decrease) in net assets	(971,775,768)	238,216,209
Net assets at beginning of year	3,140,349,997	2,902,133,788
Net assets at end of year	$2,168,574,229	$3,140,349,997

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	22,834,420	291,109,718	17,786,329	184,684,505
Distributions reinvested	3,880,104	48,867,259	1,520,719	14,014,160
Redemptions	(124,994,532)	(1,597,873,548)	(24,905,178)	(265,710,298)
Net decrease	(98,280,008)	(1,257,896,571)	(5,598,130)	(67,011,633)
Class 2
Subscriptions	588,001	7,629,194	126,108	1,245,174
Distributions reinvested	17,941	224,826	4,449	40,703
Redemptions	(45,193)	(590,761)	(114,016)	(1,129,288)
Net increase	560,749	7,263,259	16,541	156,589
Total net decrease	(97,719,259)	(1,250,633,312)	(5,581,589)	(66,855,044)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

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Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$12.19	0.20	1.43	1.63	(0.25)	—	(0.25)
Year Ended 12/31/2020	$11.03	0.16	1.05	1.21	(0.02)	(0.03)	(0.05)
Year Ended 12/31/2019	$9.70	0.29	1.50	1.79	(0.30)	(0.16)	(0.46)
Year Ended 12/31/2018	$11.92	0.25	(2.18)	(1.93)	(0.26)	(0.03)	(0.29)
Year Ended 12/31/2017	$9.91	0.20	2.02	2.22	(0.21)	—	(0.21)
Class 2
Year Ended 12/31/2021	$12.09	0.18	1.40	1.58	(0.23)	—	(0.23)
Year Ended 12/31/2020	$10.96	0.14	1.04	1.18	(0.02)	(0.03)	(0.05)
Year Ended 12/31/2019	$9.64	0.25	1.50	1.75	(0.27)	(0.16)	(0.43)
Year Ended 12/31/2018	$11.84	0.22	(2.16)	(1.94)	(0.23)	(0.03)	(0.26)
Year Ended 12/31/2017	$9.86	0.17	2.00	2.17	(0.19)	—	(0.19)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$13.57	13.55%	0.80%(c)	0.80%(c)	1.56%	57%	$2,150,661
Year Ended 12/31/2020	$12.19	11.16%	0.80%	0.80%	1.59%	163%	$3,131,021
Year Ended 12/31/2019	$11.03	18.76%	0.79%	0.79%	2.74%	94%	$2,893,855
Year Ended 12/31/2018	$9.70	(16.53%)	0.83%	0.83%	2.23%	105%	$2,766,782
Year Ended 12/31/2017	$11.92	22.56%	0.92%	0.92%	1.79%	68%	$2,606,365
Class 2
Year Ended 12/31/2021	$13.44	13.18%	1.06%(c)	1.06%(c)	1.40%	57%	$17,913
Year Ended 12/31/2020	$12.09	10.96%	1.05%	1.05%	1.33%	163%	$9,329
Year Ended 12/31/2019	$10.96	18.41%	1.04%	1.04%	2.45%	94%	$8,279
Year Ended 12/31/2018	$9.64	(16.69%)	1.08%	1.08%	1.99%	105%	$6,925
Year Ended 12/31/2017	$11.84	22.14%	1.17%	1.17%	1.50%	68%	$8,554
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Partners International Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Other expenses on the Statement of Operations include adjustments as a result of a change in estimated expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
18	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the
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Notes to Financial Statements  (continued)
December 31, 2021
aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
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Notes to Financial Statements  (continued)
December 31, 2021
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,014,690

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(310,438)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	3,222,706*
Futures contracts — short	—**

*	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
**	There were no ending daily outstanding amounts for the year ended December 31, 2021. The average notional amount of futures contracts opened (and closed) during the period was $6,686,571.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
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Notes to Financial Statements  (continued)
December 31, 2021
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
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Notes to Financial Statements  (continued)
December 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.78% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Schroder Investment Management North America Inc. (SIMNA Inc.) to serve as a subadviser to the Fund. Schroder Investment Management North America Limited (SIMNA Ltd.), an affiliate of SIMNA Inc., assists in providing day-to-day portfolio management of the Fund pursuant to a Sub-Subadvisory Agreement between SIMNA Inc. and SIMNA Ltd. Prior to May 1, 2021, AQR Capital Management, LLC served as a subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
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Notes to Financial Statements  (continued)
December 31, 2021
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.88%
Class 2	1.13
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, investments in partnerships, foreign currency transactions, passive foreign investment company (PFIC) holdings and foreign tax reclaims refunded. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
8,087,255	(8,886,135)	798,880
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
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Notes to Financial Statements  (continued)
December 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
49,092,085	—	49,092,085	5,873,590	8,181,273	14,054,863
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
234,515,295	143,628,572	—	387,989,114
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,778,390,901	423,680,273	(35,691,159)	387,989,114
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	60,583,970
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,344,503,863 and $2,597,777,270, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	3,543,333	0.69	30
Lender	300,000	0.61	1
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
26	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe which are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners International Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners International Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$150,810,001	$5,955,660	$0.04	$56,428,635	$0.35
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
The Fund (or fund in which the fund invests) has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Fund. The amount of tax refunded, and years to which the tax relates, are available on the Tax Center page of ColumbiaThreadneedle.com, along with certain other information about the refunded tax. See your tax advisor. The amounts reported in the table above have not been reduced for any foreign tax redeterminations.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2022.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
30	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
32	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
34	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Variable Portfolio – Partners International Core Equity Fund | Annual Report 2021

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Variable Portfolio – Partners International Core Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-3030 AW (2/22)

Annual Report
December 31, 2021
CTIVP® – MFS® Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – MFS® Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – MFS® Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Massachusetts Financial Services Company
Katherine Cannan
Nevin Chitkara
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	25.43	12.29	13.41
Class 2	05/07/10	25.11	12.01	13.13
Russell 1000 Value Index		25.16	11.16	12.97
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – MFS® Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – MFS® Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	2.8
Consumer Discretionary	2.6
Consumer Staples	7.2
Energy	2.0
Financials	28.1
Health Care	18.9
Industrials	18.4
Information Technology	8.9
Materials	4.4
Real Estate	0.5
Utilities	6.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – MFS® Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 95.13% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 25.11%. The Fund performed in line with its benchmark, the Russell 1000 Value Index, which returned 25.16% over the same period.
Market overview
The year 2021 was another banner annual period for global equity markets, with many of the major U.S. and international equity indices finishing the year with double-digit gains. Positive earnings momentum — the best seen since 1994 by a wide margin — fueled the markets’ strong performance, even as multiples, or price/earnings ratios, remained rather flat. Indeed, despite the global lockdowns and all the disruptions that have occurred, corporate earnings appreciated more than 20% in the U.S. from pre-pandemic levels in 2019. As for profitability, corporate margins reached all-time high levels by the end of 2021.
Inflation was a consistent theme in 2021. At the end of the annual period, the debate over whether these trends are transitory or persistent remained, with more areas of the economy — although not all — appearing to be less temporarily affected than originally assumed. The year ended with headline inflation numbers at the highest levels seen in decades. Some of the raw materials input costs, such as lumber and iron ore, which saw significant price appreciation early in the annual period, began to normalize by year end. However, other areas, such as semiconductors, continued to experience shortages and stickier prices. Many companies took proactive steps to offset these inflationary pressures.
The Fund’s notable contributors during the period
•	Stock selection was the primary positive contributor to the Fund’s relative performance during the annual period, especially in industrials and information technology.
•	Having an underweight to the communication services sector, which lagged the benchmark during the annual period, also helped.
•	Notably, an emphasis within the Fund on quality also added value. The high beta, lower quality rally that began in November 2020 continued into the first quarter of 2021. However, those trends started to broaden out in the second quarter, and by mid-year, the market had fully transitioned into high quality leadership. Given our consistent, disciplined focus on investing in durable businesses trading at reasonable valuation, the period of quality leadership was a more favorable one for the Fund’s strategy from a relative performance perspective.
•	From an individual security perspective, among the top positive contributors to the Fund’s results was Accenture plc, a technology and consulting company. Its stock price rose after it reported solid fourth fiscal quarter earnings results, as its forward sales guidance came in well ahead of consensus expectations. The company also saw strong customer demand during the annual period.
•	Having no position in media and entertainment conglomerate The Walt Disney Co., Inc. added value. Its stock price declined, as concerns regarding the spread of the COVID-19 Omicron variant appeared to weigh on investor sentiment.
•	Lowe’s Companies, Inc., a home improvement retailer, was a notable positive contributor. The company posted earnings per share results above consensus estimates due to increased digital investments in and consumer spending toward home improvement projects.
The Fund’s notable detractors during the period
•	Relative sector positioning, which is a result of our bottom-up stock selection process, detracted from the Fund’s results during the annual period.
CTIVP® – MFS® Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	More specifically, having underweighted allocations to the health care, real estate and energy sectors, each of which outpaced the benchmark during the annual period, detracted.
•	Stock selection within the health care sector further dampened relative results.
•	Among the Fund’s biggest individual detractors was Medtronic plc, a medical device company, owing to setbacks to the company’s most significant pipeline products. The company also reported weaker revenue, led by the impact of COVID-19 to its cardiovascular and neuroscience segments. As a result, the company reduced its organic growth guidance, further pressuring its stock price.
•	A position in Honeywell International, Inc., a diversified technology and manufacturing company, detracted. While the company performed well during the annual period, softer than expected organic growth guidance for the fourth quarter of 2021 led to its share price underperformance.
•	Comcast Corp., a media and technology company, hindered relative returns as well. After reporting above-average subscriber growth through the pandemic, slower net additions toward the second half of 2021 and prospects for an increasingly competitive environment pressured its shares.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – MFS® Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,092.30	1,021.73	3.64	3.52	0.69
Class 2	1,000.00	1,000.00	1,091.00	1,020.47	4.95	4.79	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – MFS® Value Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.7%
Issuer	Shares	Value ($)
Communication Services 2.8%
Media 2.8%
Charter Communications, Inc., Class A(a)	9,182	5,986,388
Comcast Corp., Class A	973,629	49,002,748
Total		54,989,136
Total Communication Services		54,989,136
Consumer Discretionary 2.6%
Hotels, Restaurants & Leisure 0.8%
Marriott International, Inc., Class A(a)	88,001	14,541,285
Specialty Retail 1.8%
Lowe’s Companies, Inc.	135,095	34,919,356
Total Consumer Discretionary		49,460,641
Consumer Staples 7.2%
Beverages 2.8%
Diageo PLC	597,091	32,646,588
PepsiCo, Inc.	124,149	21,565,923
Total		54,212,511
Food Products 2.0%
Archer-Daniels-Midland Co.	104,286	7,048,691
Nestlé SA, Registered Shares	228,665	31,925,593
Total		38,974,284
Household Products 2.2%
Colgate-Palmolive Co.	181,299	15,472,057
Kimberly-Clark Corp.	114,243	16,327,609
Reckitt Benckiser Group PLC	126,799	10,915,321
Total		42,714,987
Tobacco 0.2%
Philip Morris International, Inc.	43,172	4,101,340
Total Consumer Staples		140,003,122
Energy 2.0%
Oil, Gas & Consumable Fuels 2.0%
ConocoPhillips Co.	257,102	18,557,622
EOG Resources, Inc.	126,785	11,262,312
Pioneer Natural Resources Co.	53,523	9,734,763
Total		39,554,697
Total Energy		39,554,697
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 28.0%
Banks 9.0%
Citigroup, Inc.	538,480	32,518,807
JPMorgan Chase & Co.	511,089	80,930,943
PNC Financial Services Group, Inc. (The)	121,610	24,385,237
Truist Financial Corp.	250,640	14,674,972
U.S. Bancorp	389,856	21,898,212
Total		174,408,171
Capital Markets 7.2%
BlackRock, Inc.	30,560	27,979,514
Goldman Sachs Group, Inc. (The)	59,056	22,591,873
KKR & Co., Inc., Class A	158,559	11,812,645
Moody’s Corp.	24,323	9,500,077
Morgan Stanley	361,319	35,467,073
Nasdaq, Inc.	157,593	33,096,106
Total		140,447,288
Consumer Finance 1.7%
American Express Co.	196,121	32,085,396
Insurance 10.1%
Aon PLC, Class A	176,457	53,035,916
Chubb Ltd.	211,814	40,945,764
Marsh & McLennan Companies, Inc.	257,262	44,717,281
Progressive Corp. (The)	333,267	34,209,857
Travelers Companies, Inc. (The)	147,025	22,999,121
Total		195,907,939
Total Financials		542,848,794
Health Care 18.8%
Health Care Equipment & Supplies 4.6%
Abbott Laboratories	243,782	34,309,879
Boston Scientific Corp.(a)	414,691	17,616,074
Medtronic PLC	359,225	37,161,826
Total		89,087,779
Health Care Providers & Services 3.1%
Cigna Corp.	175,712	40,348,747
McKesson Corp.	81,790	20,330,540
Total		60,679,287
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – MFS® Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 3.9%
Danaher Corp.	101,529	33,404,056
Thermo Fisher Scientific, Inc.	64,784	43,226,476
Total		76,630,532
Pharmaceuticals 7.2%
Johnson & Johnson	376,482	64,404,776
Merck & Co., Inc.	357,669	27,411,752
Pfizer, Inc.	685,220	40,462,241
Roche Holding AG, Genusschein Shares	16,075	6,668,895
Total		138,947,664
Total Health Care		365,345,262
Industrials 18.3%
Aerospace & Defense 3.6%
Lockheed Martin Corp.	41,677	14,812,422
Northrop Grumman Corp.	104,737	40,540,551
Raytheon Technologies Corp.	168,430	14,495,086
Total		69,848,059
Building Products 3.7%
Johnson Controls International PLC	379,027	30,818,685
Masco Corp.	241,792	16,978,634
Trane Technologies PLC	116,463	23,529,020
Total		71,326,339
Electrical Equipment 1.7%
Eaton Corp. PLC	189,623	32,770,647
Industrial Conglomerates 2.2%
Honeywell International, Inc.	206,094	42,972,660
Machinery 3.4%
Illinois Tool Works, Inc.	133,843	33,032,453
Otis Worldwide Corp.	76,168	6,631,948
PACCAR, Inc.	81,378	7,182,422
Stanley Black & Decker, Inc.	101,926	19,225,282
Total		66,072,105
Professional Services 1.3%
Equifax, Inc.	83,971	24,585,869
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 2.4%
Canadian National Railway Co.	91,202	11,205,078
Union Pacific Corp.	144,449	36,391,036
Total		47,596,114
Total Industrials		355,171,793
Information Technology 8.9%
IT Services 4.2%
Accenture PLC, Class A	133,789	55,462,230
Fidelity National Information Services, Inc.	140,381	15,322,586
Fiserv, Inc.(a)	101,891	10,575,267
Total		81,360,083
Semiconductors & Semiconductor Equipment 4.7%
Analog Devices, Inc.	80,045	14,069,510
Intel Corp.	271,761	13,995,692
NXP Semiconductors NV	76,566	17,440,203
Texas Instruments, Inc.	236,843	44,637,800
Total		90,143,205
Total Information Technology		171,503,288
Materials 4.4%
Chemicals 4.4%
DuPont de Nemours, Inc.	250,302	20,219,395
International Flavors & Fragrances, Inc.	46,714	7,037,464
PPG Industries, Inc.	191,445	33,012,776
Sherwin-Williams Co. (The)	71,317	25,114,995
Total		85,384,630
Total Materials		85,384,630
Real Estate 0.5%
Equity Real Estate Investment Trusts (REITS) 0.5%
Public Storage	23,521	8,810,026
Total Real Estate		8,810,026
Utilities 6.2%
Electric Utilities 4.7%
American Electric Power Co., Inc.	150,422	13,383,045
Duke Energy Corp.	365,280	38,317,872
Southern Co. (The)	455,686	31,250,946
Xcel Energy, Inc.	127,857	8,655,919
Total		91,607,782

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – MFS® Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.5%
Dominion Energy, Inc.	360,038	28,284,585
Total Utilities		119,892,367
Total Common Stocks (Cost $1,295,045,485)		1,932,963,756

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	8,589,574	8,587,856
Total Money Market Funds (Cost $8,588,709)		8,587,856
Total Investments in Securities (Cost: $1,303,634,194)		1,941,551,612
Other Assets & Liabilities, Net		(2,815,604)
Net Assets		1,938,736,008
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	21,944,648	266,474,870	(279,830,809)	(853)	8,587,856	(1,382)	12,142	8,589,574
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – MFS® Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	54,989,136	—	—	54,989,136
Consumer Discretionary	49,460,641	—	—	49,460,641
Consumer Staples	64,515,620	75,487,502	—	140,003,122
Energy	39,554,697	—	—	39,554,697
Financials	542,848,794	—	—	542,848,794
Health Care	358,676,367	6,668,895	—	365,345,262
Industrials	355,171,793	—	—	355,171,793
Information Technology	171,503,288	—	—	171,503,288
Materials	85,384,630	—	—	85,384,630
Real Estate	8,810,026	—	—	8,810,026
Utilities	119,892,367	—	—	119,892,367
Total Common Stocks	1,850,807,359	82,156,397	—	1,932,963,756
Money Market Funds	8,587,856	—	—	8,587,856
Total Investments in Securities	1,859,395,215	82,156,397	—	1,941,551,612
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – MFS® Value Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,295,045,485)	$1,932,963,756
Affiliated issuers (cost $8,588,709)	8,587,856
Receivable for:
Capital shares sold	2,925
Dividends	1,759,438
Foreign tax reclaims	105,973
Prepaid expenses	18,389
Total assets	1,943,438,337
Liabilities
Due to custodian	17,178
Payable for:
Capital shares purchased	4,458,991
Management services fees	36,172
Distribution and/or service fees	591
Service fees	4,335
Compensation of board members	155,492
Compensation of chief compliance officer	354
Other expenses	29,216
Total liabilities	4,702,329
Net assets applicable to outstanding capital stock	$1,938,736,008
Represented by
Trust capital	$1,938,736,008
Total - representing net assets applicable to outstanding capital stock	$1,938,736,008
Class 1
Net assets	$1,852,471,834
Shares outstanding	48,901,555
Net asset value per share	$37.88
Class 2
Net assets	$86,264,174
Shares outstanding	2,343,176
Net asset value per share	$36.82
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – MFS® Value Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$38,902,183
Dividends — affiliated issuers	12,142
Foreign taxes withheld	(406,956)
Total income	38,507,369
Expenses:
Management services fees	12,978,877
Distribution and/or service fees
Class 2	195,159
Service fees	49,130
Compensation of board members	65,221
Custodian fees	20,872
Printing and postage fees	18,578
Audit fees	29,500
Legal fees	27,360
Interest on interfund lending	73
Compensation of chief compliance officer	336
Other	25,037
Total expenses	13,410,143
Net investment income	25,097,226
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	172,568,076
Investments — affiliated issuers	(1,382)
Foreign currency translations	(20,458)
Net realized gain	172,546,236
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	233,410,022
Investments — affiliated issuers	(853)
Net change in unrealized appreciation (depreciation)	233,409,169
Net realized and unrealized gain	405,955,405
Net increase in net assets resulting from operations	$431,052,631
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – MFS® Value Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$25,097,226	$22,055,293
Net realized gain	172,546,236	130,091,610
Net change in unrealized appreciation (depreciation)	233,409,169	(89,452,422)
Net increase in net assets resulting from operations	431,052,631	62,694,481
Increase (decrease) in net assets from capital stock activity	(279,254,817)	166,668,374
Total increase in net assets	151,797,814	229,362,855
Net assets at beginning of year	1,786,938,194	1,557,575,339
Net assets at end of year	$1,938,736,008	$1,786,938,194

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	11,549,033	359,209,880	32,285,598	907,884,011
Redemptions	(19,571,121)	(639,860,567)	(26,577,401)	(742,717,821)
Net increase (decrease)	(8,022,088)	(280,650,687)	5,708,197	165,166,190
Class 2
Subscriptions	243,166	8,139,195	296,803	7,684,362
Redemptions	(201,877)	(6,743,325)	(240,938)	(6,182,178)
Net increase	41,289	1,395,870	55,865	1,502,184
Total net increase (decrease)	(7,980,799)	(279,254,817)	5,764,062	166,668,374
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – MFS® Value Fund | Annual Report 2021

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CTIVP® – MFS® Value Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$30.20	0.46	7.22	7.68
Year Ended 12/31/2020	$29.16	0.43	0.61	1.04
Year Ended 12/31/2019	$22.46	0.42	6.28	6.70
Year Ended 12/31/2018	$24.96	0.50	(3.00)	(2.50)
Year Ended 12/31/2017	$21.22	0.42	3.32	3.74
Class 2
Year Ended 12/31/2021	$29.43	0.36	7.03	7.39
Year Ended 12/31/2020	$28.48	0.36	0.59	0.95
Year Ended 12/31/2019	$21.99	0.35	6.14	6.49
Year Ended 12/31/2018	$24.50	0.44	(2.95)	(2.51)
Year Ended 12/31/2017	$20.88	0.35	3.27	3.62

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – MFS® Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$37.88	25.43%	0.69%(c)	0.69%(c)	1.33%	10%	$1,852,472
Year Ended 12/31/2020	$30.20	3.57%	0.71%(c),(d)	0.71%(c),(d)	1.59%	38%	$1,719,205
Year Ended 12/31/2019	$29.16	29.83%	0.70%(c)	0.70%(c)	1.62%	12%	$1,493,599
Year Ended 12/31/2018	$22.46	(10.02%)	0.69%(c)	0.69%(c)	2.00%	8%	$1,588,214
Year Ended 12/31/2017	$24.96	17.62%	0.71%	0.71%	1.84%	13%	$2,203,985
Class 2
Year Ended 12/31/2021	$36.82	25.11%	0.94%(c)	0.94%(c)	1.08%	10%	$86,264
Year Ended 12/31/2020	$29.43	3.33%	0.96%(c),(d)	0.96%(c),(d)	1.36%	38%	$67,733
Year Ended 12/31/2019	$28.48	29.51%	0.95%(c)	0.95%(c)	1.36%	12%	$63,976
Year Ended 12/31/2018	$21.99	(10.25%)	0.94%(c)	0.94%(c)	1.80%	8%	$45,033
Year Ended 12/31/2017	$24.50	17.34%	0.96%	0.96%	1.57%	13%	$49,410
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – MFS® Value Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
CTIVP® – MFS® Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	CTIVP® – MFS® Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
CTIVP® – MFS® Value Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.68% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Massachusetts Financial Services Company to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
20	CTIVP® – MFS® Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021	Contractual expense cap prior to May 1, 2021
Class 1	0.72%	0.72%	0.72%
Class 2	0.97	0.97	0.97
CTIVP® – MFS® Value Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $182,081,722 and $421,823,592, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,850,000	0.70	2
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged
22	CTIVP® – MFS® Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
CTIVP® – MFS® Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	CTIVP® – MFS® Value Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – MFS® Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – MFS® Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – MFS® Value Fund | Annual Report 2021	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
26	CTIVP® – MFS® Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
CTIVP® – MFS® Value Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	CTIVP® – MFS® Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
CTIVP® – MFS® Value Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
30	CTIVP® – MFS® Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – MFS® Value Fund | Annual Report 2021	31

CTIVP® – MFS® Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-2095 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – Partners International Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners International Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners International Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Walter Scott & Partners Limited
Roy Leckie
Charlie Macquaker
Jane Henderson
William Blair Investment Management, LLC
Alaina Anderson, CFA
Simon Fennell
Kenneth McAtamney
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	10.63	12.06	8.70
Class 2	05/07/10	10.33	11.79	8.43
MSCI EAFE Growth Index (Net)		11.25	13.59	10.08
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2020 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Growth Index (Net) captures large and mid-cap securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the US and Canada.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners International Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	2.0
Consumer Discretionary	9.8
Consumer Staples	4.1
Energy	3.1
Financials	6.8
Health Care	18.2
Industrials	29.5
Information Technology	18.8
Materials	4.4
Real Estate	2.2
Utilities	1.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2021)
Argentina	0.7
Australia	2.1
Canada	2.7
China	3.2
Denmark	7.3
Finland	1.2
Country breakdown (%) (at December 31, 2021)
France	12.1
Germany	4.3
Hong Kong	2.9
India	3.1
Ireland	3.7
Israel	0.6
Italy	0.2
Japan	11.6
Netherlands	4.2
New Zealand	0.5
Norway	0.9
Singapore	0.4
Spain	1.8
Sweden	5.8
Switzerland	11.3
Taiwan	3.6
United Kingdom	12.9
United States(a)	2.9
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 96.32% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
During the annual period ended December 31, 2021, the Fund was managed by two subadvisers and each invested a portion of the Fund’s assets. As of December 31, 2021, Walter Scott & Partners Limited (Walter Scott) managed approximately 25.54% and William Blair Investment Management, LLC (William Blair) managed approximately 74.46% of the Fund’s assets.
For the 12-month period that ended December 31, 2021, Class 2 shares of the Fund returned 10.33%. The Fund underperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned 11.25% for the same time period.
Market overview
Equity markets continued their robust recovery from the pandemic-induced lows of March 2020, although the year saw periodic bouts of volatility. At the start of the year, international stock markets posted gains as investors maintained a positive outlook on recovery prospects despite the resurgence of COVID-19 infection rates in parts of the world. Although many countries remained in a fragile state of recovery, sentiment was bolstered by supportive monetary and fiscal stimuli which showed little sign of being brought to an end.
Most international equities posted further gains over the second quarter, against a backdrop of improving vaccine roll outs and expectations of a broadening economic recovery, although U.S. dollar returns in several markets were bolstered by the weakness of the dollar. Several countries remained deeply affected by the pandemic, but as demonstrated by an encouraging results season, many leading, global-facing companies positioned themselves well for recovery, and the robust earnings outlook underpinned the positive equity environment. Corporate confidence was on the mend in Europe, with companies benefiting from the gradual reopening of European economies and the buoyant growth in the region’s trading partners. In Asia, the Chinese economy continued to grow strongly, with first-quarter GDP growth coming in at over 18% year on year. Pre-Olympic Japan continued to battle with COVID-19 outbreaks, however, which did not help the moribund economy, nor investor sentiment, although Japanese companies were upbeat about the prospects for global growth, judging by the Tankan, a quarterly business survey, which saw corporate confidence hit a two-year high.
However, emerging doubts regarding the durability of a recovery amidst a pick-up in COVID-19 infection rates and renewed containment measures were evidenced by the September market pull-back in most countries. Also troubling investors was the onward march of inflation. Central banks attributed this to pandemic-induced supply/demand mismatches, and were anxious to maintain their policies of monetary largesse and not risk impeding economic recovery. China’s policy moves to rein in perceived excesses in the economy added to investor concerns.
The final quarter of the year was marked by considerable volatility and performance disparity between regions and stock markets, with Europe showing solid returns while much of Asia was lackluster. Equities were periodically buffeted by concerns over the emergence of the Omicron variant of COVID-19 and its impact on economic growth and supply chains. Investor nerves were also tested by the tilt towards monetary tightening by the U.S. Federal Reserve, with Chairman Powell ditching the ‘transitory’ element of his view on inflation, accelerating the planned reduction in asset buying, and touting the likelihood of three interest rate increases in 2022. The eurozone, Japan and subsequently China, (where domestic recovery slowed in the wake of the persistence of COVID-19 outbreaks), kept to the stimulus playbook given the uncertainty over the effects of the Omicron outbreak and the belief that price pressures would eventually ease.
The Fund’s notable detractors during the period
Walter Scott
•	Overweight allocations to the materials and real estate sectors and an underweight to the financials sector were the strongest detractors from performance on a relative basis.
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
○	Our materials allocation was positive although stock selection was negative. The sector delivered positive returns as it rebounded strongly from weakness in 2020.
○	Real estate allocation and stock selection were both negative. The sector delivered positive returns as it rebounded strongly from a very difficult 2020.
○	The allocation to financials had a small positive impact but stock selection was negative. The sector performed well in response to the prospect of rising interest rates.
•	At the individual stock level, Makita, Christian Hansen, and Hang Lung Properties were the top three detractors to relative performance in our portion of the Fund during the year.
○	Makita, a leading company in the global power tools industry, has been a COVID-19 beneficiary with the company’s average quarterly year-on-year organic growth profile trending at around 30% since Q1 FY21 versus 3% in the prior year period before COVID-19 struck. However, as stay-at-home demand fades, so has Makita’s organic growth profile. Currency neutral revenue growth was 10% in Q2 FY22 versus +35% in the previous quarter and +30% in the prior year period. Despite the deceleration in growth, we believe Makita’s business continues to execute well.
○	Despite delivering credible organic growth for the fiscal year, Christian Hansen’s share price was weak after a strong 2020. Some of this weakness can be attributed to tighter margins, and continued weakness in China as the company experiences growth issues with one of its newly acquired businesses. The company’s Food Cultures & Enzymes business was the star performer, with strong performance in Europe and North America offsetting another tough year in Asia. New product introductions were at an all-time high, although marketing was challenging in the current environment.
○	The shares of Hang Lung Properties underperformed in 2021 despite the company’s strong fundamental performance, especially in Mainland China. The share price weakness can be attributed to weak sentiment towards China-related stocks, particularly with concerns over real estate concerns and the Evergrande saga. Hang Lung has limited exposure to residential property and can boast a conservative balance sheet. Worries over the impact of regulatory interventions in China on luxury spending also weighed on the stock.
•	From a geographical perspective, detracting most were exposures to the United Kingdom, Hong Kong and Sweden. The United Kingdom continued to lag due to Brexit concerns, while Hong Kong was hit particularly hard by political uncertainty and COVID-19 concerns.
William Blair
•	Exposure to China was the largest source of detraction in our portion of the portfolio during the period. Our portion of the Fund also lost ground in its exposures to Finland and Israel.
•	Stock selection within the consumer discretionary, information technology and utilities sectors detracted most from performance within our portion of the portfolio during the period. A slight overweight in the utilities sector was a secondary detractor during the period.
•	At the individual stock level, TAL Education Group, Alibaba Group Holding Ltd. and TeamViewer AG were the top three detractors to performance in our portion of the Fund during the year.
•	TAL Education Group is a Chinese after-school tutoring services provider. It boasted a strong brand and significant growth opportunities before the Chinese government restructured the industry, significantly reducing profits for the company. The stock declined amid these regulatory changes as the government sought to reduce the tutoring burden for children as well as costs for parents. We sold the position in July as a result.
•	Alibaba Group Holding is an e-commerce giant in China and has long benefited from its dominant position as a comprehensive provider of goods and services, strengthened by increasing Chinese consumption trends. Increased scrutiny from Beijing during the year adversely impacted the company’s shares, as well as a deceleration in operating performance amid weaker demand and increased competition.
6	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	TeamViewer AG is a cloud-based connectivity platform that delivers online remote control, remote access and online collaboration. The shift to work from home driven by the pandemic had a positive impact on TeamViewer’s results. More recently, however, competitive pressures have increased, affecting renewal rates and pricing. We exited the position in the fourth quarter.
The Fund’s notable contributors during the period
Walter Scott
Our portion of the Fund’s portfolio outperformed the benchmark for the 12 months that ended December 31, 2021.
•	From an allocation perspective, having no exposure to the underperforming communication services sector, an overweight to the health care sector and an underweight to the consumer staples sector contributed most to performance during the period.
○	A number of health care stocks performed strongly and both security selection and allocation were positive. The sector delivered positive return and continued to benefit from long-term structural growth tailwinds.
○	Consumer staples security selection and allocation were both positive. The sector delivered positive returns and benefited from many of its constituents’ defensive qualities during periods of uncertainty and volatility.
•	At the individual stock level, the top contributors to relative performance in our portion of the Fund were VAT Group, Kuehne & Nagel, and Dassault Systèmes.
○	VAT Group is one of the world’s leading supplier of high-end vacuum sealing technologies which are critical to manufacturing processes requiring ultra-clean process environments. The company has been a COVID-19 beneficiary, supported by strong investment in the semiconductor manufacturing industry thanks to the accelerating pace of digitalization.
○	Kuehne & Nagel (K&N) is one of the world’s leading transportation logistics operators, with an integrated offering in sea, air, rail/road freight forwarding and contract logistics. The company enjoyed a strong year, with growth driven by sea freight in particular against a market backdrop which remains disrupted due to the pandemic. We believe strong global demand for transport services continues and K&N is still seeing high service intensity levels as supply chains remain unpredictable and freight rates stay at elevated levels.
○	Dassault Systèmes is a world leader in the Product Lifecycle Management (PLM) software market. The company provides end-to-end software applications and services, designed to support innovation processes, from specification and design of a product, to its manufacture, supply and sale, through all stages of digital mock-up, simulation and realistic 3D virtual experiences. The COVID-19 pandemic has been positive for the advancement of virtual technology and the business enjoyed a strong year. The results for the third quarter of the current financial year were good, with operating profit rising 28% year on year.
William Blair
Our portion of the Fund’s portfolio performed in line with the benchmark during the 12 months that ended December 31, 2021.
•	From a sector perspective, stock selection within the industrials and health care sectors was a significant source of outperformance for our portion of the portfolio during the period. Selections within the real estate sector also contributed, albeit modestly, to performance.
•	Individual stocks having the largest positive impact on performance during the period included Straumann Holding AG, Ashtead Group PLC and Kingspan Group PLC.
○	Straumann Holding is a global leader in esthetic dentistry, including implants, clear aligners and digital dentistry, all of which are growing well above global dental market rates. As a total solution provider, it also offers training, support and a wide range of services to the dental industry all over the world.
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
○	Ashtead Group PLC is a rental company offering a broad range of construction and industrial equipment from general tools to specialty equipment. Ashtead has the key benefit of scale in a largely fragmented market, which enables Ashtead to buy equipment at a sizable discount to what its competitors pay support, a large and well invested fleet to meet customer needs and maintain a wide-reaching distribution network that ensures equipment is closer to the customer. These advantages have driven growth in cash flow which, in turn, has led to share gains and greater scale.
○	Kingspan Group, based in Ireland, has a differentiated technology within the building materials industry that we believe can continue to gain market share globally. Kingspan offers green products, such as insulation offering energy efficiency, improved durability and reduced maintenance costs, which we believe should benefit from nations looking to reduce their carbon footprint. Profits climbed higher during the period.
•	Exposure to Japan, Switzerland and Ireland were beneficial to performance in our portion of the portfolio during the period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,037.60	1,020.82	4.47	4.43	0.87
Class 2	1,000.00	1,000.00	1,036.40	1,019.56	5.75	5.70	1.12
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	9

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.9%
Issuer	Shares	Value ($)
Argentina 0.7%
MercadoLibre, Inc.(a)	8,393	11,317,121
Australia 2.1%
Aristocrat Leisure Ltd.	659,873	20,932,876
Cochlear Ltd.	25,500	4,002,238
CSL Ltd.	37,000	7,825,513
Total		32,760,627
Canada 2.7%
Alimentation Couche-Tard, Inc.	216,700	9,079,489
Canadian National Railway Co.	273,947	33,650,251
Total		42,729,740
China 3.2%
Alibaba Group Holding Ltd.(a)	895,220	13,155,780
Foshan Haitian Flavouring & Food Co., Ltd., Class A	457,450	7,537,822
Tencent Holdings Ltd.	346,700	20,230,334
WuXi Biologics Cayman, Inc.(a)	758,500	8,979,808
Total		49,903,744
Denmark 7.3%
Chr. Hansen Holding A/S	175,904	13,870,100
Coloplast A/S, Class B	137,751	24,254,538
DSV A/S	69,578	16,213,643
Novo Nordisk A/S, Class B	353,242	39,678,217
Novozymes AS, Class B	120,700	9,910,654
Ørsted AS	82,372	10,549,144
Total		114,476,296
Finland 1.2%
KONE OYJ, Class B	80,900	5,805,283
Neste OYJ	257,211	12,658,843
Total		18,464,126
France 12.1%
Air Liquide SA	39,800	6,941,294
Airbus Group SE(a)	256,451	32,811,331
Dassault Systemes SE	181,500	10,771,183
L’Oreal SA	59,110	28,184,409
LVMH Moet Hennessy Louis Vuitton SE	60,171	49,727,354
Safran SA	187,760	22,986,203
Common Stocks (continued)
Issuer	Shares	Value ($)
Sartorius Stedim Biotech	30,676	16,847,451
Teleperformance SA	29,915	13,374,295
TotalEnergies SE	137,200	6,983,512
Total		188,627,032
Germany 4.3%
Adidas AG	20,400	5,874,086
Infineon Technologies AG	588,194	27,079,553
Merck KGaA	40,600	10,444,649
Rational AG	15,289	15,637,054
SAP SE	53,900	7,585,862
Total		66,621,204
Hong Kong 2.9%
AIA Group Ltd.	2,507,000	25,302,769
CLP Holdings Ltd.	603,000	6,093,177
Hang Lung Properties Ltd.	2,855,000	5,872,896
Jardine Matheson Holdings Ltd.	139,700	7,681,770
Total		44,950,612
India 3.1%
Housing Development Finance Corp., Ltd.	601,218	20,801,605
Reliance Industries Ltd.	859,549	27,304,949
Total		48,106,554
Ireland 3.7%
ICON PLC(a)	52,651	16,306,015
Kingspan Group PLC	204,973	25,105,713
Ryanair Holdings PLC, ADR(a)	159,211	16,292,062
Total		57,703,790
Israel 0.6%
Wix.com Ltd.(a)	61,275	9,668,582
Italy 0.2%
Recordati Industria Chimica e Farmaceutica SpA	59,100	3,795,056
Japan 11.6%
Asahi Intecc Co., Ltd.	213,200	4,580,304
Daikin Industries Ltd.	127,600	28,903,867
FANUC Corp.	30,300	6,440,629
Hoya Corp.	177,000	26,265,352
Keyence Corp.	64,740	40,705,806
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
M3, Inc.	84,700	4,270,691
Makita Corp.	146,600	6,223,125
MISUMI Group, Inc.	125,600	5,159,898
Murata Manufacturing Co., Ltd.	96,400	7,689,101
Nihon M&A Center Holdings, Inc.	354,300	8,690,681
Shin-Etsu Chemical Co., Ltd.	46,500	8,071,257
SMC Corp.	36,500	24,668,822
Sysmex Corp.	71,600	9,664,680
Total		181,334,213
Netherlands 4.2%
Adyen NV(a)	8,685	22,798,147
ASML Holding NV	53,430	42,798,543
Total		65,596,690
New Zealand 0.5%
Fisher & Paykel Healthcare Corp., Ltd.	359,607	8,056,480
Norway 0.9%
Tomra Systems ASA	204,552	14,627,151
Singapore 0.4%
Ascendas Real Estate Investment Trust	3,165,024	6,934,522
Spain 1.8%
Amadeus IT Group SA, Class A(a)	289,350	19,578,652
Industria de Diseno Textil SA	250,500	8,078,637
Total		27,657,289
Sweden 5.8%
Atlas Copco AB, Class A	377,747	26,102,636
EQT AB	203,533	11,033,532
Hexagon AB, Class B	1,664,795	26,371,268
Indutrade AB	371,197	11,333,037
Nibe Industrier AB, Class B	1,064,617	16,086,299
Total		90,926,772
Switzerland 11.2%
Givaudan SA	1,600	8,394,571
Kuehne & Nagel International AG	31,700	10,209,218
Lonza Group AG, Registered Shares	41,095	34,215,219
Nestlé SA, Registered Shares	57,500	8,027,996
Novartis AG, Registered Shares	73,000	6,414,658
Partners Group Holding AG	14,732	24,319,725
Roche Holding AG, Genusschein Shares	19,400	8,048,308
Common Stocks (continued)
Issuer	Shares	Value ($)
SGS SA, Registered Shares	2,170	7,234,126
Sika AG	48,077	19,981,639
Straumann Holding AG, Registered Shares	18,646	39,428,674
VAT Group AG	19,200	9,514,055
Total		175,788,189
Taiwan 3.6%
Sea Ltd. ADR(a)	45,459	10,169,633
Taiwan Semiconductor Manufacturing Co., Ltd.	1,411,000	31,212,729
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	118,000	14,196,580
Total		55,578,942
United Kingdom 12.9%
Ashtead Group PLC	345,047	27,815,809
Atlassian Corp. PLC, Class A(a)	38,777	14,785,282
Compass Group PLC(a)	1,000,227	22,518,801
Diageo PLC	182,400	9,972,915
Experian PLC	657,514	32,386,437
Halma PLC	291,040	12,619,172
London Stock Exchange Group PLC	175,488	16,508,189
Prudential PLC	389,100	6,728,652
Rentokil Initial PLC	1,543,232	12,215,836
Segro PLC	1,040,112	20,242,382
Smith & Nephew PLC	321,700	5,614,432
Spirax-Sarco Engineering PLC	70,110	15,258,072
Trainline PLC(a)	1,180,271	4,457,181
Total		201,123,160
United States 0.9%
lululemon athletica, Inc.(a)	35,619	13,943,058
Total Common Stocks (Cost $1,151,928,702)		1,530,690,950

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	31,090,601	31,084,383
Total Money Market Funds (Cost $31,087,122)		31,084,383
Total Investments in Securities (Cost $1,183,015,824)		1,561,775,333
Other Assets & Liabilities, Net		2,283,158
Net Assets		$1,564,058,491

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	14,557,976	552,057,497	(535,528,351)	(2,739)	31,084,383	(212)	21,491	31,090,601
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	11,317,121	—	—	11,317,121
Australia	—	32,760,627	—	32,760,627
Canada	42,729,740	—	—	42,729,740
China	—	49,903,744	—	49,903,744
Denmark	—	114,476,296	—	114,476,296
Finland	—	18,464,126	—	18,464,126
France	—	188,627,032	—	188,627,032
Germany	—	66,621,204	—	66,621,204
Hong Kong	—	44,950,612	—	44,950,612
India	—	48,106,554	—	48,106,554
Ireland	32,598,077	25,105,713	—	57,703,790
Israel	9,668,582	—	—	9,668,582
Italy	—	3,795,056	—	3,795,056
Japan	—	181,334,213	—	181,334,213
Netherlands	—	65,596,690	—	65,596,690
New Zealand	—	8,056,480	—	8,056,480
Norway	—	14,627,151	—	14,627,151
Singapore	—	6,934,522	—	6,934,522
Spain	—	27,657,289	—	27,657,289
Sweden	—	90,926,772	—	90,926,772
Switzerland	—	175,788,189	—	175,788,189
Taiwan	24,366,213	31,212,729	—	55,578,942
United Kingdom	14,785,282	186,337,878	—	201,123,160
United States	13,943,058	—	—	13,943,058
Total Common Stocks	149,408,073	1,381,282,877	—	1,530,690,950
Money Market Funds	31,084,383	—	—	31,084,383
Total Investments in Securities	180,492,456	1,381,282,877	—	1,561,775,333
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	13

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,151,928,702)	$1,530,690,950
Affiliated issuers (cost $31,087,122)	31,084,383
Cash	394,841
Receivable for:
Capital shares sold	10,713
Dividends	188,177
Foreign tax reclaims	3,248,169
Expense reimbursement due from Investment Manager	1,046
Prepaid expenses	14,462
Total assets	1,565,632,741
Liabilities
Foreign currency (cost $394,841)	397,738
Payable for:
Capital shares purchased	34,891
Foreign capital gains taxes deferred	883,447
Management services fees	37,069
Distribution and/or service fees	370
Service fees	2,819
Compensation of board members	144,420
Compensation of chief compliance officer	284
Other expenses	73,212
Total liabilities	1,574,250
Net assets applicable to outstanding capital stock	$1,564,058,491
Represented by
Paid in capital	1,118,921,194
Total distributable earnings (loss)	445,137,297
Total - representing net assets applicable to outstanding capital stock	$1,564,058,491
Class 1
Net assets	$1,510,036,241
Shares outstanding	103,128,813
Net asset value per share	$14.64
Class 2
Net assets	$54,022,250
Shares outstanding	3,722,740
Net asset value per share	$14.51
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$15,409,591
Dividends — affiliated issuers	21,491
Interfund lending	308
Foreign taxes withheld	(1,305,928)
Total income	14,125,462
Expenses:
Management services fees	13,029,898
Distribution and/or service fees
Class 2	127,547
Service fees	32,077
Compensation of board members	57,881
Custodian fees	180,398
Printing and postage fees	20,866
Audit fees	90,056
Legal fees	23,750
Compensation of chief compliance officer	275
Other	15,951
Total expenses	13,578,699
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(283,412)
Total net expenses	13,295,287
Net investment income	830,175
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	73,103,975
Investments — affiliated issuers	(212)
Foreign currency translations	(543,045)
Net realized gain	72,560,718
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	57,051,281
Investments — affiliated issuers	(2,739)
Foreign currency translations	(192,500)
Foreign capital gains tax	(366,878)
Net change in unrealized appreciation (depreciation)	56,489,164
Net realized and unrealized gain	129,049,882
Net increase in net assets resulting from operations	$129,880,057
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$830,175	$1,516,628
Net realized gain	72,560,718	62,936,497
Net change in unrealized appreciation (depreciation)	56,489,164	157,133,009
Net increase in net assets resulting from operations	129,880,057	221,586,134
Distributions to shareholders
Net investment income and net realized gains
Class 1	(66,545,822)	(13,141,970)
Class 2	(2,343,808)	(418,968)
Total distributions to shareholders	(68,889,630)	(13,560,938)
Increase (decrease) in net assets from capital stock activity	324,521,353	(122,700,752)
Total increase in net assets	385,511,780	85,324,444
Net assets at beginning of year	1,178,546,711	1,093,222,267
Net assets at end of year	$1,564,058,491	$1,178,546,711

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	30,014,523	435,939,035	12,580,730	138,479,225
Distributions reinvested	4,675,920	66,545,822	1,228,639	13,141,970
Redemptions	(13,367,843)	(184,912,011)	(24,277,658)	(275,956,167)
Net increase (decrease)	21,322,600	317,572,846	(10,468,289)	(124,334,972)
Class 2
Subscriptions	560,144	7,982,696	488,661	5,511,045
Distributions reinvested	165,874	2,343,808	38,819	418,968
Redemptions	(236,179)	(3,377,997)	(391,493)	(4,295,793)
Net increase	489,839	6,948,507	135,987	1,634,220
Total net increase (decrease)	21,812,439	324,521,353	(10,332,302)	(122,700,752)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

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Variable Portfolio – Partners International Growth Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$13.86	0.01	1.44	1.45	(0.01)	(0.66)	(0.67)
Year Ended 12/31/2020	$11.46	0.02	2.53	2.55	(0.03)	(0.12)	(0.15)
Year Ended 12/31/2019	$9.46	0.10	2.38	2.48	(0.12)	(0.36)	(0.48)
Year Ended 12/31/2018	$12.29	0.11	(2.35)	(2.24)	(0.12)	(0.47)	(0.59)
Year Ended 12/31/2017	$10.70	0.11	2.65	2.76	(0.09)	(1.08)	(1.17)
Class 2
Year Ended 12/31/2021	$13.77	(0.03)	1.43	1.40	—	(0.66)	(0.66)
Year Ended 12/31/2020	$11.40	(0.01)	2.51	2.50	(0.01)	(0.12)	(0.13)
Year Ended 12/31/2019	$9.42	0.07	2.37	2.44	(0.10)	(0.36)	(0.46)
Year Ended 12/31/2018	$12.24	0.07	(2.32)	(2.25)	(0.10)	(0.47)	(0.57)
Year Ended 12/31/2017	$10.66	0.08	2.64	2.72	(0.06)	(1.08)	(1.14)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$14.64	10.63%	0.90%	0.88%	0.06%	26%	$1,510,036
Year Ended 12/31/2020	$13.86	22.62%	0.93%(c)	0.92%(c)	0.15%	73%	$1,134,033
Year Ended 12/31/2019	$11.46	26.70%	0.93%	0.92%	0.92%	113%	$1,057,916
Year Ended 12/31/2018	$9.46	(18.95%)	0.91%	0.91%	0.92%	19%	$793,614
Year Ended 12/31/2017	$12.29	26.87%	0.95%	0.95%	0.93%	22%	$1,682,196
Class 2
Year Ended 12/31/2021	$14.51	10.33%	1.15%	1.13%	(0.21%)	26%	$54,022
Year Ended 12/31/2020	$13.77	22.30%	1.18%(c)	1.17%(c)	(0.10%)	73%	$44,514
Year Ended 12/31/2019	$11.40	26.36%	1.18%	1.17%	0.67%	113%	$35,306
Year Ended 12/31/2018	$9.42	(19.10%)	1.17%	1.17%	0.64%	19%	$29,694
Year Ended 12/31/2017	$12.24	26.56%	1.20%	1.20%	0.67%	22%	$33,356
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	19

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Partners International Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.92% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.87% of the Fund’s average daily net assets.
22	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Walter Scott & Partners Limited and William Blair Investment Management, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.87%	0.92%
Class 2	1.12	1.17
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications, foreign currency transactions, passive foreign investment company (PFIC) holdings and foreign tax reclaims refunded. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(631,101)	192,391	438,710
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,016,046	67,873,584	68,889,630	2,132,949	11,427,989	13,560,938
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
24	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,977,842	68,103,363	—	374,167,472
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,187,607,861	422,324,388	(48,156,916)	374,167,472
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $605,604,725 and $368,847,704, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,000,000	0.69	4
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe which are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be
26	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners International Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$71,876,238	$1,682,493	$0.02	$15,347,754	$0.14
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
The Fund (or fund in which the fund invests) has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Fund. The amount of tax refunded, and years to which the tax relates, are available on the Tax Center page of ColumbiaThreadneedle.com, along with certain other information about the refunded tax. See your tax advisor. The amounts reported in the table above have not been reduced for any foreign tax redeterminations.
Foreign taxes are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 30, 2022.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
30	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
32	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
34	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Variable Portfolio – Partners International Growth Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Variable Portfolio – Partners International Growth Fund | Annual Report 2021

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Variable Portfolio – Partners International Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-3035 AW (2/22)

Annual Report
December 31, 2021
CTIVP® – T. Rowe Price Large Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – T. Rowe Price Large Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – T. Rowe Price Large Cap Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital and income.
Portfolio management
T. Rowe Price Associates, Inc.
Heather McPherson*
Mark Finn, CFA, CPA
John Linehan, CFA
Gabriel Solomon**
* Effective April 1, 2022, Ms. McPherson will no longer serve as Co-Portfolio Manager of the Fund.
**Effective October 1, 2021, Mr. Solomon was added as Co-Portfolio Manager of the Fund.
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	25.29	11.42	11.19
Class 2	05/07/10	24.93	11.13	10.92
Russell 1000 Value Index		25.16	11.16	12.97
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to November 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – T. Rowe Price Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	97.8
Convertible Preferred Stocks	0.6
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	4.7
Consumer Discretionary	3.5
Consumer Staples	7.2
Energy	5.6
Financials	22.7
Health Care	16.8
Industrials	11.9
Information Technology	12.2
Materials	4.3
Real Estate	3.8
Utilities	7.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 98.01% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 24.93%. The Fund performed in line with its benchmark, the Russell 1000 Value Index, which returned 25.16% over the same period.
Market overview
U.S. equities recorded solid gains in the first quarter of 2021. The market rotation that began late in 2020 continued, with mid- and small-cap stocks outperforming large-cap stocks, while value stocks easily outpaced growth stocks. The passage of the $1.9 trillion American Rescue Plan Act fueled economic growth hopes but also worries about potential inflation, driving a sharp rise in bond yields that periodically weighed on sentiment. The accelerated COVID-19 vaccine rollout seemed to provide a further boost to confidence, and as the third wave of the pandemic abated, many states began to reopen. As they did, hiring resumed, particularly in the hospitality and leisure industry. Monthly payrolls registered gains, and weekly unemployment claims hit pandemic-era lows. Manufacturing and housing signals remained strong, although severe winter weather and the near collapse of the Texas power grid in February slowed growth temporarily. It was reported that gross domestic product (GDP) had expanded at an annualized rate of 6.4% in the first quarter. However, inflation pressures also grew during these months. In the second quarter, stocks recorded strong gains, as large-cap stocks and growth stocks reasserted their market leadership. The second quarter was also notable for considerable volatility in so-called “meme” or chat-room stocks. (The meme stock phenomenon is where a stock gains a cult-like following online and through social media platforms.) Investor sentiment was boosted by a robust economic recovery, driven by both fiscal stimulus and an accelerated COVID-19 vaccine rollout.
A sharp pullback from record highs in September 2021 left the major U.S. equity indices mixed for the third calendar quarter. Growth stocks outperformed value stocks, except within the small-cap segment of the U.S. equity market, while large-cap stocks outperformed smaller cap stocks. Both stock and bond prices fell in September after U.S. Federal Reserve (Fed) officials announced they would soon consider tapering the central bank’s purchases of U.S. Treasuries and mortgage-backed securities in an effort to reduce some downward pressure on longer term interest rates. Inflation spiked to multi-year highs, as persistent supply chain problems, including soaring shipping costs, raised prices for both inputs and finished goods. The release of pent-up demand for travel, recreation and other services also pushed prices higher, although the new wave of COVID-19 cases that began early in June appeared to cool both growth and inflation pressures, even as cases began to decline again in mid-September. In the fourth quarter of 2021, stocks recorded solid gains after overcoming a late-November sell-off in reaction to the global spread of the new COVID-19 Omicron variant. Growth stocks outpaced value stocks within the large-cap segment of the U.S. equity market, but value stocks generally performed better within the mid- and small-cap segments. As the quarter came to an end, investors seemed reassured the Omicron variant appeared to cause milder illness. In addition, the approval of two new pill-based treatments for those seriously ill with COVID-19 appeared to calm fears. However, the prospect of higher interest rates as the Fed took its first tightening steps periodically weighed on sentiment. Consumer prices rose 6.8% in the 12 months ended November 2021, the biggest increase since 1982. Nevertheless, investor sentiment, alongside corporate profits, seemed to remain resilient in the face of higher input and wage costs.
For the annual period overall, the benchmark finished higher, with the energy sector in the lead, as energy demand rebounded amid a global economic recovery from the COVID-19 pandemic. Conversely, the communication services sector fared the worst, as the market seemed uncertain that pandemic-powered growth trends within the sector would be sustainable.
The Fund’s notable detractors during the period
•	Stock selection in the health care, industrials and consumer discretionary sectors detracted from the Fund’s relative results during the annual period.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Among the holdings that detracted most from the Fund’s relative results during the annual period was Google parent company Alphabet, Inc. because the Fund was underweight its strongly performing stock. Its shares benefited during the annual period, as advertising spending proved resilient and as the company showed significant revenue growth within its core search franchise, advertising business and cloud segment. It also reported strong margins. Later in the annual period, the company reported accelerated search advertising revenue growth, propelled by Alphabet’s retail vertical structure.
•	Las Vegas Sands Corp., an integrated casino and resorts owner and operator, was a notable detractor, recording negative returns amid continued uncertainty around a recovery timeline for its Singapore and Macau gaming businesses and more restrictive casino concession renewal terms in Macau.
•	Shares of Citrix Systems, Inc., a multinational cloud computing and virtualization technology company, fell during the annual period, as the company reported financials that missed revenue expectations and included lower than expected guidance as well. We remained cognizant of the potential headwinds that Citrix Systems may experience as it transitions to a subscription-based business. However, we remained encouraged by what we saw as the company’s competitive positioning and believed the market underappreciated the impact the transition may have.
The Fund’s notable contributors during the period
•	During the annual period, the Fund performed in line with the benchmark, with stock selection overall contributing positively.
•	More specifically, stock selection in the financials, information technology and communication services sectors contributed positively. Having an underweighted allocation to communication services, which underperformed the benchmark during the annual period, also helped.
•	From an individual security perspective, among the Fund’s greatest positive contributors to relative results during the annual period was Applied Materials, Inc., which provides manufacturing equipment, services and software to the semiconductor, display and related industries. Applied Materials’ shares were lifted by strong underlying demand trends in its memory and foundry segment. Also, the company reported robust earnings and benefited from cyclical strength during the annual period.
•	A position in multinational financial services company Wells Fargo & Co. added significant value, recording strong positive returns on consumer credit resilience and the Fed greenlighting banks to resume returning capital to shareholders. The company also benefited from strong loan growth figures, despite its shares being impacted by headlines about a civil penalty assessment related to deficiencies in its lending loss mitigation program.
•	Software giant Microsoft Corp. contributed positively, performing well as the company continued to deliver impressive results, including strong revenue growth within its cloud computing and productivity and business processes segments. Midway through the annual period, its shares also benefited from accelerated corporate spending on enterprise technology services.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,065.10	1,021.78	3.54	3.47	0.68
Class 2	1,000.00	1,000.00	1,063.70	1,020.52	4.84	4.74	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.8%
Issuer	Shares	Value ($)
Communication Services 4.6%
Entertainment 1.3%
Walt Disney Co. (The)(a)	188,546	29,203,890
Interactive Media & Services 0.9%
Alphabet, Inc., Class C(a)	6,910	19,994,707
Media 2.4%
Comcast Corp., Class A	587,082	29,547,837
Fox Corp., Class B	212,460	7,281,004
News Corp., Class A	865,460	19,308,413
Total		56,137,254
Total Communication Services		105,335,851
Consumer Discretionary 3.4%
Auto Components 0.8%
Magna International, Inc.	218,035	17,647,753
Hotels, Restaurants & Leisure 0.6%
Las Vegas Sands Corp.(a)	354,487	13,342,891
Multiline Retail 0.4%
Kohl’s Corp.	215,882	10,662,412
Specialty Retail 1.6%
TJX Companies, Inc. (The)	482,047	36,597,008
Total Consumer Discretionary		78,250,064
Consumer Staples 7.1%
Beverages 0.9%
Coca-Cola Co. (The)	334,778	19,822,205
Food & Staples Retailing 1.2%
Walmart, Inc.	196,221	28,391,217
Food Products 2.7%
Bunge Ltd.	147,306	13,752,488
ConAgra Foods, Inc.	509,302	17,392,663
Tyson Foods, Inc., Class A	346,666	30,215,409
Total		61,360,560
Household Products 1.2%
Kimberly-Clark Corp.	187,278	26,765,772
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 1.1%
Philip Morris International, Inc.	270,544	25,701,680
Total Consumer Staples		162,041,434
Energy 5.5%
Oil, Gas & Consumable Fuels 5.5%
ConocoPhillips Co.	412,195	29,752,235
Exxon Mobil Corp.	403,632	24,698,242
TC Energy Corp.	336,852	15,677,092
TotalEnergies SE, ADR	1,124,700	55,627,662
Total		125,755,231
Total Energy		125,755,231
Financials 22.4%
Banks 8.8%
Bank of America Corp.	1,000,314	44,503,970
Citigroup, Inc.	74,000	4,468,860
Fifth Third Bancorp	927,862	40,408,390
Huntington Bancshares, Inc.	1,349,385	20,807,517
Signature Bank	29,126	9,421,387
Wells Fargo & Co.	1,704,738	81,793,329
Total		201,403,453
Capital Markets 4.4%
Charles Schwab Corp. (The)	573,017	48,190,729
Goldman Sachs Group, Inc. (The)	70,085	26,811,017
Morgan Stanley	245,536	24,101,814
Total		99,103,560
Diversified Financial Services 1.2%
Equitable Holdings, Inc.	812,228	26,632,956
Insurance 8.0%
American International Group, Inc.	1,151,018	65,446,884
Chubb Ltd.	277,035	53,553,636
Marsh & McLennan Companies, Inc.	136,050	23,648,211
MetLife, Inc.	650,488	40,648,995
Total		183,297,726
Total Financials		510,437,695
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 16.3%
Biotechnology 1.5%
AbbVie, Inc.	253,028	34,259,991
Health Care Equipment & Supplies 5.1%
Becton Dickinson and Co.	156,074	39,249,490
Hologic, Inc.(a)	250,377	19,168,863
Medtronic PLC	305,872	31,642,458
Zimmer Biomet Holdings, Inc.	211,123	26,821,066
Total		116,881,877
Health Care Providers & Services 4.1%
Anthem, Inc.	96,737	44,841,469
Cigna Corp.	122,270	28,076,860
CVS Health Corp.	203,844	21,028,547
Total		93,946,876
Life Sciences Tools & Services 0.9%
Thermo Fisher Scientific, Inc.	31,644	21,114,143
Pharmaceuticals 4.7%
Elanco Animal Health, Inc.(a)	448,775	12,736,234
Johnson & Johnson	216,650	37,062,315
Merck & Co., Inc.	318,201	24,386,925
Perrigo Co. PLC	104,039	4,047,117
Pfizer, Inc.	478,374	28,247,985
Total		106,480,576
Total Health Care		372,683,463
Industrials 11.7%
Aerospace & Defense 0.6%
Boeing Co. (The)(a)	65,162	13,118,414
Air Freight & Logistics 2.9%
United Parcel Service, Inc., Class B	303,213	64,990,674
Airlines 0.6%
Southwest Airlines Co.(a)	335,311	14,364,723
Commercial Services & Supplies 0.6%
Stericycle, Inc.(a)	243,589	14,527,648
Electrical Equipment 0.6%
Rockwell Automation, Inc.	41,053	14,321,339
Industrial Conglomerates 4.1%
Common Stocks (continued)
Issuer	Shares	Value ($)
General Electric Co.	762,544	72,037,532
Siemens AG, ADR	252,872	21,864,577
Total		93,902,109
Machinery 1.9%
Cummins, Inc.	84,779	18,493,691
Illinois Tool Works, Inc.	98,732	24,367,058
Total		42,860,749
Professional Services 0.4%
Nielsen Holdings PLC	395,949	8,120,914
Total Industrials		266,206,570
Information Technology 12.0%
Communications Equipment 1.0%
Cisco Systems, Inc.	355,243	22,511,749
Electronic Equipment, Instruments & Components 0.8%
TE Connectivity Ltd.	111,775	18,033,778
IT Services 1.1%
Fiserv, Inc.(a)	251,719	26,125,915
Semiconductors & Semiconductor Equipment 5.6%
Applied Materials, Inc.	198,130	31,177,737
NXP Semiconductors NV	62,871	14,320,756
QUALCOMM, Inc.	287,924	52,652,662
Texas Instruments, Inc.	157,533	29,690,245
Total		127,841,400
Software 3.5%
Citrix Systems, Inc.	182,447	17,257,662
Microsoft Corp.	184,010	61,886,243
Total		79,143,905
Total Information Technology		273,656,747
Materials 4.3%
Chemicals 2.4%
CF Industries Holdings, Inc.	355,003	25,127,112
International Flavors & Fragrances, Inc.	199,697	30,084,353
Total		55,211,465
Containers & Packaging 1.9%
International Paper Co.	901,792	42,366,188
Total Materials		97,577,653

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 3.7%
Equity Real Estate Investment Trusts (REITS) 3.7%
AvalonBay Communities, Inc.	94,886	23,967,255
Welltower, Inc.	189,497	16,253,158
Weyerhaeuser Co.	1,100,430	45,315,707
Total		85,536,120
Total Real Estate		85,536,120
Utilities 6.8%
Electric Utilities 4.3%
Entergy Corp.	139,953	15,765,706
NextEra Energy, Inc.	279,901	26,131,557
Southern Co. (The)	832,229	57,074,265
Total		98,971,528
Multi-Utilities 2.5%
Ameren Corp.	243,024	21,631,566
Sempra Energy	268,407	35,504,878
Total		57,136,444
Total Utilities		156,107,972
Total Common Stocks (Cost $1,736,292,680)		2,233,588,800

Convertible Preferred Stocks 0.6%
Issuer		Shares	Value ($)
Health Care 0.2%
Health Care Equipment & Supplies 0.2%
Becton Dickinson and Co.	6.000%	89,331	4,714,890
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Pharmaceuticals 0.0%
Elanco Animal Health, Inc.	5.000%	10,173	454,835
Total Health Care			5,169,725
Utilities 0.4%
Electric Utilities 0.4%
Southern Co. (The)	6.750%	156,371	8,358,030
Total Utilities			8,358,030
Total Convertible Preferred Stocks (Cost $12,943,858)			13,527,755

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	35,779,803	35,772,647
Total Money Market Funds (Cost $35,774,937)		35,772,647
Total Investments in Securities (Cost: $1,785,011,475)		2,282,889,202
Other Assets & Liabilities, Net		530,903
Net Assets		2,283,420,105

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	13,826,618	688,314,720	(666,366,401)	(2,290)	35,772,647	(925)	22,285	35,779,803
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	105,335,851	—	—	105,335,851
Consumer Discretionary	78,250,064	—	—	78,250,064
Consumer Staples	162,041,434	—	—	162,041,434
Energy	125,755,231	—	—	125,755,231
Financials	510,437,695	—	—	510,437,695
Health Care	372,683,463	—	—	372,683,463
Industrials	244,341,993	21,864,577	—	266,206,570
Information Technology	273,656,747	—	—	273,656,747
Materials	97,577,653	—	—	97,577,653
Real Estate	85,536,120	—	—	85,536,120
Utilities	156,107,972	—	—	156,107,972
Total Common Stocks	2,211,724,223	21,864,577	—	2,233,588,800
Convertible Preferred Stocks
Health Care	—	5,169,725	—	5,169,725
Utilities	—	8,358,030	—	8,358,030
Total Convertible Preferred Stocks	—	13,527,755	—	13,527,755
Money Market Funds	35,772,647	—	—	35,772,647
Total Investments in Securities	2,247,496,870	35,392,332	—	2,282,889,202
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,749,236,538)	$2,247,116,555
Affiliated issuers (cost $35,774,937)	35,772,647
Receivable for:
Investments sold	1,786,869
Capital shares sold	535
Dividends	3,461,537
Foreign tax reclaims	214,636
Prepaid expenses	17,741
Total assets	2,288,370,520
Liabilities
Payable for:
Investments purchased	1,090,319
Capital shares purchased	3,630,923
Management services fees	41,567
Distribution and/or service fees	290
Service fees	2,054
Compensation of board members	158,503
Compensation of chief compliance officer	418
Other expenses	26,341
Total liabilities	4,950,415
Net assets applicable to outstanding capital stock	$2,283,420,105
Represented by
Trust capital	$2,283,420,105
Total - representing net assets applicable to outstanding capital stock	$2,283,420,105
Class 1
Net assets	$2,241,102,400
Shares outstanding	66,521,472
Net asset value per share	$33.69
Class 2
Net assets	$42,317,705
Shares outstanding	1,293,191
Net asset value per share	$32.72
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	13

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$46,674,746
Dividends — affiliated issuers	22,285
Foreign taxes withheld	(1,145,702)
Total income	45,551,329
Expenses:
Management services fees	14,600,753
Distribution and/or service fees
Class 2	92,764
Service fees	23,038
Compensation of board members	68,154
Custodian fees	16,471
Printing and postage fees	14,414
Audit fees	29,500
Legal fees	30,341
Compensation of chief compliance officer	419
Other	65,241
Total expenses	14,941,095
Net investment income	30,610,234
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	201,738,948
Investments — affiliated issuers	(925)
Foreign currency translations	9,955
Net realized gain	201,747,978
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	260,056,366
Investments — affiliated issuers	(2,290)
Foreign currency translations	143
Net change in unrealized appreciation (depreciation)	260,054,219
Net realized and unrealized gain	461,802,197
Net increase in net assets resulting from operations	$492,412,431
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$30,610,234	$31,846,426
Net realized gain	201,747,978	44,286,678
Net change in unrealized appreciation (depreciation)	260,054,219	(63,349,592)
Net increase in net assets resulting from operations	492,412,431	12,783,512
Increase (decrease) in net assets from capital stock activity	152,636,535	(389,650,264)
Total increase (decrease) in net assets	645,048,966	(376,866,752)
Net assets at beginning of year	1,638,371,139	2,015,237,891
Net assets at end of year	$2,283,420,105	$1,638,371,139

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	20,279,983	566,807,255	12,676,758	301,147,662
Redemptions	(13,563,239)	(418,510,276)	(28,780,853)	(692,566,430)
Net increase (decrease)	6,716,744	148,296,979	(16,104,095)	(391,418,768)
Class 2
Subscriptions	254,177	7,705,657	230,354	5,173,842
Redemptions	(112,525)	(3,366,101)	(152,578)	(3,405,338)
Net increase	141,652	4,339,556	77,776	1,768,504
Total net increase (decrease)	6,858,396	152,636,535	(16,026,319)	(389,650,264)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$26.89	0.44	6.36	6.80
Year Ended 12/31/2020	$26.19	0.50	0.20(c)	0.70
Year Ended 12/31/2019	$20.69	0.52	4.98	5.50
Year Ended 12/31/2018	$22.81	0.44	(2.56)	(2.12)
Year Ended 12/31/2017	$19.62	0.37	2.82	3.19
Class 2
Year Ended 12/31/2021	$26.19	0.35	6.18	6.53
Year Ended 12/31/2020	$25.56	0.44	0.19(c)	0.63
Year Ended 12/31/2019	$20.25	0.45	4.86	5.31
Year Ended 12/31/2018	$22.38	0.38	(2.51)	(2.13)
Year Ended 12/31/2017	$19.30	0.31	2.77	3.08

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$33.69	25.29%	0.68%	0.68%	1.40%	32%	$2,241,102
Year Ended 12/31/2020	$26.89	2.67%	0.70%(d)	0.70%(d)	2.20%	37%	$1,608,218
Year Ended 12/31/2019	$26.19	26.58%	0.69%	0.69%	2.17%	28%	$1,987,789
Year Ended 12/31/2018	$20.69	(9.30%)	0.67%	0.67%	1.91%	20%	$1,939,941
Year Ended 12/31/2017	$22.81	16.26%	0.70%	0.70%	1.75%	32%	$2,481,560
Class 2
Year Ended 12/31/2021	$32.72	24.93%	0.93%	0.93%	1.14%	32%	$42,318
Year Ended 12/31/2020	$26.19	2.47%	0.96%(d)	0.96%(d)	1.96%	37%	$30,153
Year Ended 12/31/2019	$25.56	26.22%	0.94%	0.94%	1.94%	28%	$27,449
Year Ended 12/31/2018	$20.25	(9.52%)	0.92%	0.92%	1.70%	20%	$20,084
Year Ended 12/31/2017	$22.38	15.96%	0.94%	0.94%	1.52%	32%	$17,050
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
CTIVP® – T. Rowe Price Large Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.67% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with T. Rowe Price Associates, Inc. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
20	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021	Contractual expense cap prior to May 1, 2021
Class 1	0.71%	0.71%	0.71%
Class 2	0.96	0.96	0.96
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $849,485,652 and $688,038,753, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving
22	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 8. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – T. Rowe Price Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – T. Rowe Price Large Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
26	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
30	CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – T. Rowe Price Large Cap Value Fund | Annual Report 2021	31

CTIVP® – T. Rowe Price Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-3005 AW (2/22)

Annual Report
December 31, 2021
CTIVP® – CenterSquare Real Estate Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – CenterSquare Real Estate Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – CenterSquare Real Estate Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with current income and capital appreciation.
Portfolio management
CenterSquare Investment Management LLC
Dean Frankel, CFA
Eric Rothman, CFA
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	41.44	11.23	10.55
Class 2	05/07/10	41.20	10.95	10.27
FTSE Nareit Equity REITs Index		43.24	10.75	11.38
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to June 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The FTSE Nareit Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® - CenterSquare Real Estate Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	99.7
Money Market Funds	0.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Information Technology	0.1
Real Estate	99.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2021)
Real Estate
Diversified REITs	0.6
Health Care REITs	10.7
Hotel & Resort REITs	3.1
Industrial REITs	16.6
Office REITs	7.4
Residential REITs	23.9
Retail REITs	11.6
Specialized REITs	26.0
Total	99.9
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 86.04% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 41.20%. While the Fund posted robust double-digit absolute gains, it underperformed its benchmark, the FTSE Nareit Equity REITs Index, which returned 43.24% during the same period.
Market overview
The U.S. real estate investment trust (REIT) market, as measured by the REITs Index, posted its highest absolute total return year ever in 2021 and outperformed the broad U.S. equities market in each quarter of the annual period ended December 31, 2021. The reopening of the economy early in the year, following the approval and distribution of multiple COVID-19 vaccines, led to a rapidly improving backdrop. Later in the year, as the Delta variant wave of the pandemic ebbed and the early evidence from the Omicron variant began to suggest a far less virulent though far more contagious phase of COVID-19, investor focus returned to strong economic growth and recovery. The correspondingly sharp rebound of commercial real estate operating trends, including rising occupancy and rental rates, proved highly beneficial for REIT stock prices during the annual period.
The Fund’s notable detractors during the period
•	Having an underweight to the strongly performing regional malls sub-sector detracted most from the Fund’s relative results during the annual period.
•	Both sub-sector positioning and stock selection in the specialty sub-sector also detracted the Fund’s relative results. Within the sub-sector, we favored casino REITs to capitalize on economic reopening, but these names lagged due both to COVID-19 and rising inflation impacting fundamental performance. Further, names classified in the specialty sub-sector in which the Fund held no position, such as those holding farmland real estate, rose significantly in the speculative wave of early 2021.
•	An out-of-benchmark exposure to towers dampened the Fund’s relative results. While we continued to like the long-term growth prospects for this sub-sector, the rise of inflation in the latter half of the year drove these REITs’ underperformance due to the length of their lease terms compared to other high-growth segments.
•	Americold Realty Trust, which focuses on the ownership and operation of temperature-controlled warehouses, was the biggest individual detractor from the Fund’s results during the annual period. It significantly lagged its peers due to operational challenges, including supply shortages, rising wages and labor shortages, which caused its fundamentals to deteriorate. A leadership change in the latter part of the year generated a degree of recovery, but Americold Realty Trust was the only industrial REIT to post a negative return in 2021.
•	Sabra Health Care REIT, along with other skilled nursing facility stocks, faced challenges, most notably the Delta and Omicron variants keeping COVID-19 in the news and causing pressures to occupancy. Further, rising labor costs and shortages affected its operating fundamentals, and a delay in Medicare reimbursement impacted revenues of facility operators broadly.
•	JBG Smith, an office developer primarily concentrated in the Washington, D.C. area, detracted from the Fund’s relative results, as the office sub-sector remained one of the most challenged during the annual period. The already-evolving nature of centralized office space was magnified by greater adoption of work-from-home trends during the pandemic, while sustained inflation threatened to impact its operating performance.
The Fund’s notable contributors during the period
•	Both an underweight to and stock selection in the net lease sub-sector contributed most positively to the Fund’s relative results during the annual period.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	An overweight to and stock selection in the alternative housing sub-sector also added value. Residential REITs benefited from strong demand, rising rental rates and attractive valuations.
•	Effective stock selection in the self-storage sub-sector bolstered relative results as well.
•	Welltower, Inc., which invests in senior living and health care properties, primarily skilled nursing and assisted living facilities, was the biggest individual positive contributor to the Fund’s relative performance during the annual period. Welltower benefited from rising vaccination rates in the early part of 2021. After a strong first quarter, we trimmed the position, which proved prudent as the Delta variant of COVID-19 and labor issues caused virtually all residential health care names to lag in the late summer and autumn.
•	Diversified REIT VEREIT, Inc. was acquired during the annual period by peer Realty Income Corp. Its strong performance after the second quarter merger announcement boosted the valuation of its stock and added value through the Fund’s overweight position.
•	Self-storage REIT Life Storage, Inc. was a top contributor, producing stronger returns than its peers even as the sub-sector performed strongly. The Fund was overweight Life Storage due to what we saw as its best-in-sector regional distribution, technology and operating metrics.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,163.70	1,021.17	4.36	4.08	0.80
Class 2	1,000.00	1,000.00	1,161.40	1,019.91	5.72	5.35	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.5%
Issuer	Shares	Value ($)
Information Technology 0.1%
Internet Services & Infrastructure 0.1%
WeWork, Inc.(a)	37,704	324,254
Total Internet Services & Infrastructure		324,254
Total Information Technology		324,254
Real Estate 99.4%
Diversified REITs 0.6%
Empire State Realty Trust, Inc., Class A	87,673	780,290
STORE Capital Corp.	22,780	783,632
Total Diversified REITs		1,563,922
Health Care REITs 10.7%
Diversified Healthcare Trust	167,004	516,042
Healthpeak Properties, Inc.	91,710	3,309,814
Medical Properties Trust, Inc.	247,998	5,860,193
Omega Healthcare Investors, Inc.	33,220	982,980
Sabra Health Care REIT, Inc.	195,564	2,647,937
Ventas, Inc.	171,170	8,750,210
Welltower, Inc.	71,130	6,100,820
Total Health Care REITs		28,167,996
Hotel & Resort REITs 3.1%
Apple Hospitality REIT, Inc.	45,973	742,464
Host Hotels & Resorts, Inc.(a)	195,783	3,404,666
Park Hotels & Resorts, Inc.(a)	84,330	1,592,151
Xenia Hotels & Resorts, Inc.(a)	139,044	2,518,087
Total Hotel & Resort REITs		8,257,368
Industrial REITs 16.5%
Americold Realty Trust	102,270	3,353,433
Duke Realty Corp.	125,630	8,246,353
First Industrial Realty Trust, Inc.	53,199	3,521,774
Prologis, Inc.	133,090	22,407,032
Rexford Industrial Realty, Inc.	75,650	6,135,972
Total Industrial REITs		43,664,564
Office REITs 7.3%
Alexandria Real Estate Equities, Inc.	9,720	2,167,171
Cousins Properties, Inc.	84,530	3,404,868
Hudson Pacific Properties, Inc.	118,230	2,921,463
JBG SMITH Properties	107,350	3,082,019
Common Stocks (continued)
Issuer	Shares	Value ($)
Kilroy Realty Corp.	65,690	4,365,757
SL Green Realty Corp.	17,700	1,269,090
Veris Residential, Inc.(a)	118,573	2,179,372
Total Office REITs		19,389,740
Residential REITs 23.8%
American Campus Communities, Inc.	96,666	5,537,995
AvalonBay Communities, Inc.	43,380	10,957,354
Equity Residential	102,382	9,265,571
Essex Property Trust, Inc.	5,418	1,908,382
Independence Realty Trust, Inc.	67,410	1,741,201
Invitation Homes, Inc.	271,676	12,317,790
Mid-America Apartment Communities, Inc.	19,700	4,519,968
Sun Communities, Inc.	38,430	8,069,147
UDR, Inc.	140,310	8,417,197
Total Residential REITs		62,734,605
Retail REITs 11.5%
Acadia Realty Trust	129,160	2,819,563
Agree Realty Corp.	79,820	5,695,955
Brixmor Property Group, Inc.	268,370	6,819,282
Kite Realty Group Trust	71,420	1,555,528
Phillips Edison & Co., Inc.	30,879	1,020,242
Realty Income Corp.	42,850	3,067,631
RPT Realty	114,980	1,538,432
Simon Property Group, Inc.	49,430	7,897,431
Total Retail REITs		30,414,064
Specialized REITs 25.9%
American Tower Corp.	21,827	6,384,398
Digital Realty Trust, Inc.	40,733	7,204,446
EPR Properties	36,770	1,746,207
Equinix, Inc.	20,400	17,255,136
Extra Space Storage, Inc.	14,810	3,357,871
Four Corners Property Trust, Inc.	41,528	1,221,338
Life Storage, Inc.	49,050	7,513,479
MGM Growth Properties LLC, Class A	82,510	3,370,534
Outfront Media, Inc.	69,320	1,859,162
Public Storage	30,810	11,540,194
SBA Communications Corp.	7,031	2,735,200
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
VICI Properties, Inc.	136,230	4,101,885
Total Specialized REITs		68,289,850
Total Real Estate		262,482,109
Total Common Stocks (Cost: $199,557,534)		262,806,363

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	839,827	839,660
Total Money Market Funds (Cost: $839,660)		839,660
Total Investments in Securities (Cost $200,397,194)		263,646,023
Other Assets & Liabilities, Net		615,915
Net Assets		$264,261,938
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	790,933	38,516,190	(38,467,463)	—	839,660	(96)	663	839,827
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Information Technology	324,254	—	—	324,254
Real Estate	262,482,109	—	—	262,482,109
Total Common Stocks	262,806,363	—	—	262,806,363
Money Market Funds	839,660	—	—	839,660
Total Investments in Securities	263,646,023	—	—	263,646,023
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $199,557,534)	$262,806,363
Affiliated issuers (cost $839,660)	839,660
Receivable for:
Investments sold	2,005,242
Capital shares sold	349
Dividends	791,624
Prepaid expenses	8,176
Total assets	266,451,414
Liabilities
Due to custodian	71
Payable for:
Investments purchased	828,190
Capital shares purchased	1,267,530
Management services fees	5,457
Distribution and/or service fees	240
Service fees	1,717
Compensation of board members	64,339
Compensation of chief compliance officer	48
Other expenses	21,884
Total liabilities	2,189,476
Net assets applicable to outstanding capital stock	$264,261,938
Represented by
Paid in capital	160,520,954
Total distributable earnings (loss)	103,740,984
Total - representing net assets applicable to outstanding capital stock	$264,261,938
Class 1
Net assets	$229,249,751
Shares outstanding	22,744,536
Net asset value per share	$10.08
Class 2
Net assets	$35,012,187
Shares outstanding	3,501,981
Net asset value per share	$10.00
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	11

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$5,352,327
Dividends — affiliated issuers	663
Total income	5,352,990
Expenses:
Management services fees	1,960,756
Distribution and/or service fees
Class 2	75,584
Service fees	18,768
Compensation of board members	28,722
Custodian fees	13,052
Printing and postage fees	19,040
Audit fees	29,596
Legal fees	12,412
Interest on interfund lending	186
Compensation of chief compliance officer	46
Other	7,876
Total expenses	2,166,038
Net investment income	3,186,952
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	44,366,279
Investments — affiliated issuers	(96)
Foreign currency translations	(138)
Net realized gain	44,366,045
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	43,627,828
Foreign currency translations	85
Net change in unrealized appreciation (depreciation)	43,627,913
Net realized and unrealized gain	87,993,958
Net increase in net assets resulting from operations	$91,180,910
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$3,186,952	$3,454,616
Net realized gain	44,366,045	18,348,588
Net change in unrealized appreciation (depreciation)	43,627,913	(28,649,247)
Net increase (decrease) in net assets resulting from operations	91,180,910	(6,846,043)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(24,506,165)	(31,406,395)
Class 2	(3,210,746)	(3,823,638)
Total distributions to shareholders	(27,716,911)	(35,230,033)
Decrease in net assets from capital stock activity	(48,319,714)	(247,971,223)
Total increase (decrease) in net assets	15,144,285	(290,047,299)
Net assets at beginning of year	249,117,653	539,164,952
Net assets at end of year	$264,261,938	$249,117,653

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	148,159	1,355,549	62,826	497,838
Distributions reinvested	2,692,985	24,506,165	4,290,491	31,406,395
Redemptions	(8,235,957)	(76,302,493)	(27,890,328)	(280,976,193)
Net decrease	(5,394,813)	(50,440,779)	(23,537,011)	(249,071,960)
Class 2
Subscriptions	464,483	4,196,638	206,887	1,623,654
Distributions reinvested	355,564	3,210,746	525,225	3,823,638
Redemptions	(585,103)	(5,286,319)	(560,744)	(4,346,555)
Net increase	234,944	2,121,065	171,368	1,100,737
Total net decrease	(5,159,869)	(48,319,714)	(23,365,643)	(247,971,223)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$7.94	0.11	3.07	3.18	(0.13)	(0.91)	(1.04)
Year Ended 12/31/2020	$9.85	0.11	(0.70)	(0.59)	(0.39)	(0.93)	(1.32)
Year Ended 12/31/2019	$7.94	0.19	1.89	2.08	(0.17)	—	(0.17)
Year Ended 12/31/2018	$8.64	0.17	(0.64)	(0.47)	(0.16)	(0.07)	(0.23)
Year Ended 12/31/2017	$8.59	0.17	0.33	0.50	(0.19)	(0.26)	(0.45)
Class 2
Year Ended 12/31/2021	$7.88	0.09	3.05	3.14	(0.11)	(0.91)	(1.02)
Year Ended 12/31/2020	$9.79	0.11	(0.72)	(0.61)	(0.37)	(0.93)	(1.30)
Year Ended 12/31/2019	$7.89	0.17	1.88	2.05	(0.15)	—	(0.15)
Year Ended 12/31/2018	$8.59	0.15	(0.64)	(0.49)	(0.14)	(0.07)	(0.21)
Year Ended 12/31/2017	$8.54	0.15	0.32	0.47	(0.16)	(0.26)	(0.42)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$10.08	41.44%	0.80%(c)	0.80%(c)	1.24%	57%	$229,250
Year Ended 12/31/2020	$7.94	(4.87%)	0.79%	0.79%	1.37%	98%	$223,363
Year Ended 12/31/2019	$9.85	26.41%	0.77%	0.77%	2.05%	70%	$508,863
Year Ended 12/31/2018	$7.94	(5.58%)	0.77%	0.77%	2.03%	51%	$402,354
Year Ended 12/31/2017	$8.64	6.01%	0.81%	0.81%	2.00%	72%	$426,287
Class 2
Year Ended 12/31/2021	$10.00	41.20%	1.05%(c)	1.05%(c)	1.03%	57%	$35,012
Year Ended 12/31/2020	$7.88	(5.18%)	1.05%	1.05%	1.31%	98%	$25,754
Year Ended 12/31/2019	$9.79	26.16%	1.02%	1.02%	1.81%	70%	$30,302
Year Ended 12/31/2018	$7.89	(5.85%)	1.02%	1.02%	1.76%	51%	$24,164
Year Ended 12/31/2017	$8.59	5.74%	1.06%	1.06%	1.76%	72%	$27,353
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	15

Notes to Financial Statements
December 31, 2021
Note 1. Organization
CTIVP® – CenterSquare Real Estate Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
16	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	17

Notes to Financial Statements  (continued)
December 31, 2021
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.66% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.75% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with CenterSquare Investment Management LLC to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
18	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2021 through April 30, 2022	Voluntary expense cap May 1, 2021 through June 30, 2021	Contractual expense cap prior to May 1, 2021
Class 1	0.89%	0.89%	0.89%
Class 2	1.14	1.14	1.14
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(138)	138	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,335,025	24,381,886	27,716,911	16,442,538	18,787,495	35,230,033
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
22,031,697	21,334,627	—	60,437,916
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
203,208,107	63,707,145	(3,269,229)	60,437,916
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $146,650,847 and $217,306,104, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
20	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	421,739	0.69	23
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Real estate sector risk
The risks associated with investments in real estate investment trusts (REITs) and other companies principally engaged in the real estate industry subject the Fund to risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of such investments may be affected by, among other factors, changes in the value of the underlying properties owned by the issuer, changes in the prospect for earnings and/or cash flow growth of the investment, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.
REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
22	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – CenterSquare Real Estate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – CenterSquare Real Estate Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
24	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Dividends received deduction	Capital gain dividend
0.31%	$22,782,384
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, of which $22,398,393 was subject to a long term capital gains tax rate of not greater than 20% and $383,991 to a long term capital gains tax rate of not greater than 25%.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
26	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
28	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
30	CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – CenterSquare Real Estate Fund | Annual Report 2021	31

CTIVP® – CenterSquare Real Estate Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-2085 AW (2/22)

Annual Report
December 31, 2021
CTIVP® – Westfield Mid Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Westfield Mid Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Westfield Mid Cap Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Westfield Capital Management Company, L.P.
William Muggia
Richard Lee, CFA
Ethan Meyers, CFA
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	16.72	20.23	15.24
Class 2	05/07/10	16.41	19.94	14.94
Russell Midcap Growth Index		12.73	19.83	16.63
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Westfield Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	97.9
Money Market Funds	2.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	4.0
Consumer Discretionary	10.8
Energy	2.0
Financials	8.3
Health Care	18.8
Industrials	16.8
Information Technology	34.8
Materials	1.5
Real Estate	3.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
At December 31, 2021, approximately 91.31% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 16.41%. The Fund outperformed its benchmark, the Russell Midcap Growth Index, which returned 12.73% over the same time period.
Market overview
U.S. stocks faced a myriad of issues during the period, many related to the ongoing COVID-19 pandemic, including the emergence of the Delta variant, persistent supply chain interruptions, and rising input costs. Complicating matters was a consistent stream of news out of China impacting U.S. markets, ranging from increased regulation of gaming and leisure to banning trading in cryptocurrencies and the Evergrande liquidity scare, which roiled markets for a period. On the policy front, the U.S. Federal Reserve began telegraphing plans for tapering of bond purchases, while additional stimulus measures and a bipartisan infrastructure bill (passed in November) continued to be debated in Congress. The second half of the year saw the resumption of quality market leadership with earnings power driving stock performance more than speculative hype. U.S. stocks ended the year near all-time highs, despite a tumultuous final month in which the Omicron variant swept across the globe with eye-popping speed. In addition to inflation hitting multi-decade highs, along with the Federal Reserve’s pivot to tackle inflationary pressures, persistent labor shortages and supply chain disruptions were central to the 2021 storyline.
The Fund’s notable contributors during the period:
•	Communication services was the strongest relative performer during the period, with performance driven by strong stock selection. The Fund was underweight the sector during the period, but our holdings provided positive absolute returns.
•	Financials also contributed to relative and absolute performance during the year, primarily driven by strong stock selection, but our overweight positioning also provided a tailwind as the sector outperformed the benchmark.
•	Consumer discretionary was another source of relative and absolute strength. The Fund was modestly underweight the sector over the period and generated strong returns from security selection.
•	Fortinet, Inc., a software company that provides threat-management and network security solutions, was the top relative performer during the year. Fortinet outperformed over the period on strong third-quarter results and positive guidance. We continue to favor Fortinet based on a combination of sustainable revenue growth and free-cash-flow margins, in our view.
•	ICON Plc, a clinical research organization, also added to relative returns as shares were driven higher based on the continued strong performance following their merger with PRA Health Sciences. Management suggested that there is substantial room for additional synergies to be realized from the deal, which has been well received by investors.
•	Devon Energy Corporation, a quality hydrocarbon exploration operator, was a relative outperformer as the company stuck to its production discipline and delivered a strong third quarter with greater than expected capital return.
The Fund’s notable detractors during the period:
•	Information technology was the biggest detractor from relative returns during the period. While the Fund’s holdings generated positive absolute returns, security selection was a relative detractor, particularly within IT Services. The Fund maintained an underweight positioning to the sector during the year.
•	Health care was also a source of relative weakness, an area where the Fund was modestly overweight.
•	Real estate also detracted from relative returns, primarily due to lack of exposure to several real estate investment trusts (REITs) that significantly outperformed the broader market.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Global Payments Inc., a payment processing company, was the biggest relative detractor during the period, as investors rotated away from growth at a reasonable price for fintech and towards both high growth, high multiple payments stocks as well as value financials, including banks. We think the market is missing the magnitude of the cyclical recovery in the merchant segment.
•	Customer service enablement platform Zendesk, Inc. also detracted from relative returns after missing consensus expectations on second-quarter results and lowering its forward guidance. One explanation for the relative weakness was the moderation of one of its smaller business segments, which experienced a boost during the COVID-19 lockdowns. We continue to favor the stock.
•	Twilio, Inc. a communications software, cloud-based platform and services company, was also a source of relative weakness. The stock underperformed after organic revenue growth decelerated in the third quarter, followed by fourth-quarter guidance implying further deceleration. While the company faces near-term challenges, we continue to favor Twilio based on a combination of a large total addressable market, strong revenue growth, and a reasonable valuation.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,066.60	1,020.97	4.38	4.28	0.84
Class 2	1,000.00	1,000.00	1,065.40	1,019.71	5.67	5.55	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 3.9%
Entertainment 2.3%
Live Nation Entertainment, Inc.(a)	83,140	9,951,027
Interactive Media & Services 1.6%
ZoomInfo Technologies, Inc., Class A(a)	103,540	6,647,268
Total Communication Services		16,598,295
Consumer Discretionary 10.5%
Hotels, Restaurants & Leisure 2.8%
Expedia Group, Inc.(a)	31,600	5,710,752
Vail Resorts, Inc.	19,800	6,492,420
Total		12,203,172
Specialty Retail 4.8%
Ross Stores, Inc.	39,220	4,482,061
Ulta Beauty, Inc.(a)	22,608	9,322,183
Williams-Sonoma, Inc.	38,570	6,523,344
Total		20,327,588
Textiles, Apparel & Luxury Goods 2.9%
lululemon athletica, Inc.(a)	9,880	3,867,526
Tapestry, Inc.	210,361	8,540,657
Total		12,408,183
Total Consumer Discretionary		44,938,943
Energy 2.0%
Oil, Gas & Consumable Fuels 2.0%
Devon Energy Corp.	190,600	8,395,930
Total Energy		8,395,930
Financials 8.1%
Capital Markets 5.4%
LPL Financial Holdings, Inc.	55,768	8,927,899
MSCI, Inc.	13,225	8,102,825
Tradeweb Markets, Inc., Class A	59,849	5,993,279
Total		23,024,003
Insurance 2.7%
Arthur J Gallagher & Co.	68,730	11,661,419
Total Financials		34,685,422
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 18.5%
Biotechnology 5.2%
Ascendis Pharma A/S ADR(a)	45,120	6,069,994
Horizon Therapeutics PLC(a)	44,710	4,817,950
Rocket Pharmaceuticals, Inc.(a)	79,270	1,730,464
Seagen, Inc.(a)	61,661	9,532,790
Total		22,151,198
Health Care Equipment & Supplies 7.0%
Cooper Companies, Inc. (The)	16,019	6,711,000
DexCom, Inc.(a)	13,020	6,991,089
IDEXX Laboratories, Inc.(a)	15,550	10,239,053
Insulet Corp.(a)	21,938	5,837,044
Total		29,778,186
Health Care Providers & Services 2.0%
Quest Diagnostics, Inc.	48,140	8,328,701
Life Sciences Tools & Services 4.3%
Avantor, Inc.(a)	156,136	6,579,571
ICON PLC(a)	38,510	11,926,547
Total		18,506,118
Total Health Care		78,764,203
Industrials 16.5%
Aerospace & Defense 2.1%
TransDigm Group, Inc.(a)	13,673	8,699,856
Building Products 1.3%
Trane Technologies PLC	27,560	5,567,947
Commercial Services & Supplies 3.4%
Copart, Inc.(a)	62,120	9,418,634
Waste Connections, Inc.	37,250	5,076,058
Total		14,494,692
Electrical Equipment 4.1%
AMETEK, Inc.	50,490	7,424,049
Rockwell Automation, Inc.	29,035	10,128,860
Total		17,552,909
Machinery 1.6%
IDEX Corp.	28,080	6,635,866
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 2.2%
TransUnion	79,484	9,425,213
Trading Companies & Distributors 1.8%
WESCO International, Inc.(a)	59,050	7,770,389
Total Industrials		70,146,872
Information Technology 34.1%
Communications Equipment 1.3%
Juniper Networks, Inc.	149,050	5,322,575
Electronic Equipment, Instruments & Components 1.5%
Teledyne Technologies, Inc.(a)	14,955	6,533,690
IT Services 6.5%
Cognizant Technology Solutions Corp., Class A	83,826	7,437,043
Global Payments, Inc.	65,910	8,909,714
MongoDB, Inc.(a)	8,550	4,525,942
Twilio, Inc., Class A(a)	25,120	6,615,101
Total		27,487,800
Semiconductors & Semiconductor Equipment 7.2%
Microchip Technology, Inc.	107,510	9,359,821
ON Semiconductor Corp.(a)	86,340	5,864,213
Teradyne, Inc.	43,930	7,183,873
Xilinx, Inc.	39,780	8,434,553
Total		30,842,460
Software 16.1%
Fortinet, Inc.(a)	42,660	15,332,004
HubSpot, Inc.(a)	13,230	8,720,555
Lightspeed Commerce, Inc.(a)	48,989	1,980,625
NiCE Ltd., ADR(a)	24,100	7,316,760
Nutanix, Inc., Class A(a)	202,921	6,465,063
Common Stocks (continued)
Issuer	Shares	Value ($)
Palo Alto Networks, Inc.(a)	23,980	13,351,105
Splunk, Inc.(a)	50,007	5,786,810
Zendesk, Inc.(a)	92,980	9,696,884
Total		68,649,806
Technology Hardware, Storage & Peripherals 1.5%
NetApp, Inc.	71,385	6,566,706
Total Information Technology		145,403,037
Materials 1.5%
Chemicals 1.5%
Celanese Corp., Class A	37,390	6,283,763
Total Materials		6,283,763
Real Estate 2.9%
Equity Real Estate Investment Trusts (REITS) 2.9%
Douglas Emmett, Inc.	127,660	4,276,610
Essex Property Trust, Inc.	23,250	8,189,348
Total		12,465,958
Total Real Estate		12,465,958
Total Common Stocks (Cost $306,200,368)		417,682,423

Money Market Funds 2.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	9,144,317	9,142,488
Total Money Market Funds (Cost $9,142,488)		9,142,488
Total Investments in Securities (Cost: $315,342,856)		426,824,911
Other Assets & Liabilities, Net		(390,394)
Net Assets		426,434,517

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	3,570,640	175,911,995	(170,340,147)	—	9,142,488	(1,078)	4,951	9,144,317
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	16,598,295	—	—	16,598,295
Consumer Discretionary	44,938,943	—	—	44,938,943
Energy	8,395,930	—	—	8,395,930
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Financials	34,685,422	—	—	34,685,422
Health Care	78,764,203	—	—	78,764,203
Industrials	70,146,872	—	—	70,146,872
Information Technology	145,403,037	—	—	145,403,037
Materials	6,283,763	—	—	6,283,763
Real Estate	12,465,958	—	—	12,465,958
Total Common Stocks	417,682,423	—	—	417,682,423
Money Market Funds	9,142,488	—	—	9,142,488
Total Investments in Securities	426,824,911	—	—	426,824,911
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	11

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $306,200,368)	$417,682,423
Affiliated issuers (cost $9,142,488)	9,142,488
Receivable for:
Capital shares sold	933
Dividends	102,543
Foreign tax reclaims	4,065
Prepaid expenses	10,960
Total assets	426,943,412
Liabilities
Due to custodian	4,065
Payable for:
Capital shares purchased	388,125
Management services fees	9,496
Distribution and/or service fees	240
Service fees	1,741
Compensation of board members	84,671
Compensation of chief compliance officer	79
Other expenses	20,478
Total liabilities	508,895
Net assets applicable to outstanding capital stock	$426,434,517
Represented by
Trust capital	$426,434,517
Total - representing net assets applicable to outstanding capital stock	$426,434,517
Class 1
Net assets	$391,573,154
Shares outstanding	8,176,940
Net asset value per share	$47.89
Class 2
Net assets	$34,861,363
Shares outstanding	750,397
Net asset value per share	$46.46
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$2,398,897
Dividends — affiliated issuers	4,951
Foreign taxes withheld	(6,538)
Total income	2,397,310
Expenses:
Management services fees	3,723,662
Distribution and/or service fees
Class 2	81,789
Service fees	20,140
Compensation of board members	35,425
Custodian fees	8,413
Printing and postage fees	12,928
Audit fees	29,500
Legal fees	14,202
Interest on interfund lending	179
Compensation of chief compliance officer	84
Other	14,120
Total expenses	3,940,442
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(5,014)
Total net expenses	3,935,428
Net investment loss	(1,538,118)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	161,420,884
Investments — affiliated issuers	(1,078)
Net realized gain	161,419,806
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(92,818,320)
Net change in unrealized appreciation (depreciation)	(92,818,320)
Net realized and unrealized gain	68,601,486
Net increase in net assets resulting from operations	$67,063,368
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment loss	$(1,538,118)	$(2,018,891)
Net realized gain	161,419,806	67,691,319
Net change in unrealized appreciation (depreciation)	(92,818,320)	82,640,695
Net increase in net assets resulting from operations	67,063,368	148,313,123
Decrease in net assets from capital stock activity	(309,829,368)	(60,979,151)
Total increase (decrease) in net assets	(242,766,000)	87,333,972
Net assets at beginning of year	669,200,517	581,866,545
Net assets at end of year	$426,434,517	$669,200,517

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	33,555	1,463,238	249,723	7,154,076
Redemptions	(7,419,513)	(310,614,653)	(1,956,338)	(66,363,947)
Net decrease	(7,385,958)	(309,151,415)	(1,706,615)	(59,209,871)
Class 2
Subscriptions	63,728	2,779,787	55,537	1,806,757
Redemptions	(80,326)	(3,457,740)	(118,563)	(3,576,037)
Net decrease	(16,598)	(677,953)	(63,026)	(1,769,280)
Total net decrease	(7,402,556)	(309,829,368)	(1,769,641)	(60,979,151)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

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CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$41.03	(0.14)	7.00	6.86
Year Ended 12/31/2020	$32.18	(0.11)	8.96	8.85
Year Ended 12/31/2019	$22.64	0.07	9.47	9.54
Year Ended 12/31/2018	$23.43	0.01	(0.80)	(0.79)
Year Ended 12/31/2017	$19.06	0.01	4.36	4.37
Class 2
Year Ended 12/31/2021	$39.91	(0.24)	6.79	6.55
Year Ended 12/31/2020	$31.38	(0.19)	8.72	8.53
Year Ended 12/31/2019	$22.13	0.01	9.24	9.25
Year Ended 12/31/2018	$22.96	(0.05)	(0.78)	(0.83)
Year Ended 12/31/2017	$18.72	(0.04)	4.28	4.24

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$47.89	16.72%	0.84%(c)	0.84%(c)	(0.32%)	58%	$391,573
Year Ended 12/31/2020	$41.03	27.50%	0.83%(c)	0.83%(c)	(0.35%)	75%	$638,591
Year Ended 12/31/2019	$32.18	42.14%	0.83%	0.83%	0.25%	70%	$555,819
Year Ended 12/31/2018	$22.64	(3.37%)	0.84%	0.84%	0.05%	72%	$491,881
Year Ended 12/31/2017	$23.43	22.93%	0.87%	0.87%	0.04%	121%	$515,408
Class 2
Year Ended 12/31/2021	$46.46	16.41%	1.09%(c)	1.09%(c)	(0.56%)	58%	$34,861
Year Ended 12/31/2020	$39.91	27.18%	1.08%(c)	1.08%(c)	(0.60%)	75%	$30,610
Year Ended 12/31/2019	$31.38	41.80%	1.08%	1.08%	0.02%	70%	$26,048
Year Ended 12/31/2018	$22.13	(3.61%)	1.09%	1.09%	(0.20%)	72%	$18,181
Year Ended 12/31/2017	$22.96	22.65%	1.12%	1.12%	(0.21%)	121%	$19,303
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	17

Notes to Financial Statements
December 31, 2021
Note 1. Organization
CTIVP® – Westfield Mid Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
December 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.81% to 0.68% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.81% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Westfield Capital Management Company, L.P. to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
20	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2021 through April 30, 2022	Prior to May 1, 2021
Class 1	0.84%	0.85%
Class 2	1.09	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
December 31, 2021
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $267,068,537 and $584,467,863, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,550,000	0.69	6
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
22	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Westfield Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – Westfield Mid Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
26	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
30	CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – Westfield Mid Cap Growth Fund | Annual Report 2021	31

CTIVP® – Westfield Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-3020 AW (2/22)

Annual Report
December 31, 2021
Variable Portfolio – Partners Small Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Partners Small Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Partners Small Cap Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Scout Investments, Inc.
James McBride, CFA
Timothy Miller, CFA
Allspring Global Investments, LLC
Thomas Ognar, CFA
Robert Gruendyke, CFA
David Nazaret, CFA
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	8.29	15.59	12.50
Class 2	05/07/10	8.02	15.31	12.23
Russell 2000 Growth Index		2.83	14.53	14.14
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	2.2
Consumer Discretionary	14.4
Consumer Staples	2.8
Energy	0.1
Financials	5.7
Health Care	28.0
Industrials	14.4
Information Technology	30.2
Materials	0.9
Real Estate	1.1
Utilities	0.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
During the annual period ended December 31, 2021, the Fund was managed by three independent money management firms and each invested a portion of the portfolio’s assets. Effective April 30, 2021, BMO Asset Management Corp. was terminated as a subadviser and the assets of the sleeve managed by BMO Asset Management Corp. were divided among the two remaining portions of the Fund. As of December 31, 2021, Scout Investments, Inc. (Scout) and Allspring Global Investments, LLC (Allspring) managed approximately 47.77% and 52.23% of the portfolio, respectively.
At December 31, 2021, approximately 97.21% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned 8.02%. The Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 2.83% over the same period.
Market overview
The year 2021 was largely characterized by a rotation away from growth stocks into value and economically-sensitive parts of the equity market. Strong economic growth and a rapid increase in earnings expectations for the broad-based equity market, along with fears around rising interest rates and higher inflation, exacerbated the shift. Within the growth universe, large-cap and mega-cap growth stocks proved to be buoyant in the face of the cyclical headwinds, as the Russell 1000 Growth Index generated strong, but heavily concentrated, returns, outpacing the Russell 1000 Value Index for the annual period. However, it was a very different picture down the market capitalization spectrum, as growth stocks struggled mightily across the mid-cap and small-cap segments. For the annual period, the Russell Midcap Growth Index trailed the Russell 1000 Growth Index by nearly 1500 basis points, and the Russell 2000 Growth Index trailed the Russell 1000 Growth Index by nearly 2500 basis points, each the highest differential in more than 20 years. (A basis point is 1/100th of a percentage point.) Not only did mid-cap growth stocks and small-cap growth stocks lag large-cap growth stocks, they also significantly underperformed their mid-cap and small-cap value counterparts.
Fundamentally, growth stocks in the mid-cap and small-cap segments of the U.S. equity market performed well but were not rewarded during the annual period. They were pressured by a deluge of special purpose acquisition companies and initial public offerings, which created competition for capital in the lower market-cap segments. Additionally, the rapid shift into cyclicals, exacerbated by markedly higher inflation metrics, caused multiple compression (i.e., a lower price/earnings ratio) in longer-duration assets, like small-cap and mid-cap growth stocks.
The Fund’s notable contributors during the period
BMO
•	From January 1, 2021 through April 30, 2021 when we managed a portion of the Fund (the initial reporting period), our portion of the Fund outperformed the benchmark due primarily to stock selection. Sector allocation contributed positively to relative results as well.
•	From a sector perspective, stock selection in health care, consumer discretionary and information technology contributed most positively to our portion of the Fund’s relative results.
•	Having overweighted allocations to the energy and industrials sectors added value.
•	Among the top positive individual contributors to our portion of the Fund’s results was Vericel Corp., a provider of tissue engineering and skin replacement therapy. Vericel’s shares appreciated during the initial reporting period based on strong fundamental results in the face of COVID-related headwinds that affected the medical market broadly, with its offerings gaining significant traction in their respective markets.
•	Sonos Inc., a provider of wireless smart home sound systems, experienced a share price gain during the initial reporting period. Investors reacted positively to the company’s new longer-term growth targets, which implied strong revenue growth.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Shares of Golden Entertainment Inc. appreciated significantly during the initial reporting period, as investors recognized the steep recovery in Las Vegas and regional gaming strength. Both the company’s casino operations and distributed gaming segments performed well as occupancy improved across the gaming industry.
Allspring
•	Our portion of the Fund outperformed the benchmark during the annual period due primarily to stock selection decisions overall.
•	Stock selection within the consumer discretionary, health care and industrials sectors contributed most positively.
○	Within consumer discretionary, select retailers, restaurants and Internet-related holdings were rewarded for their strong execution.
○	Within health care, medical technology and diagnostics companies benefited from their durable business models, innovative therapeutics and solid fundamentals. The Fund’s underweight to biotechnology also added value, as the industry underperformed in 2021 due to lower merger and acquisition activity, a dearth of high-profile trials and a heavy supply of initial public offerings.
○	Stocks in the industrials sector were supported by a strong cyclical backdrop, with housing, employment, transportation and waste management names benefiting from favorable economic tailwinds.
•	Among the strongest relative contributors to our portion of the Fund’s results was Boot Barn Holdings, Inc. (Boot Barn), which operates specialty retail stores. During the annual period, its stock rallied sharply after delivering robust sales growth, citing high gross margins along with strong same-store sales comparisons guidance with promising commentary around e-commerce and the burgeoning ladies Western-wear business segment. The stock also rose in concert with many retailers, who benefited from a cyclical tailwind. Additionally, Boot Barn benefited from secular tailwinds, including limited competition and growing popularity of its specialty apparel market.
•	Zurn Water Solutions Corp. (formerly Rexnord Corp.) engages in the manufacturing of engineered power transmission, aerospace and other precision motion technology products. In July 2021, Rexnord Corp. spun off its process and motion control business segment to Regal Beloit, forming a new entity called Regal Rexnord Corp., while its water management platform remained as a stand-alone business and was renamed Zurn Water Solutions Corp. Investors looked favorably at the deal, as they believed the water business was undervalued relative to peers, while its process and motion business may benefit from attractive synergies with Regal Beloit. Since the spin-off, our portion of the Fund retained positions in both companies.
•	Crocs, Inc. designs, manufactures and distributes casual footwear. During the annual period, its shares enjoyed triple-digit percentage gain after reporting robust revenue and margin growth. The company was able to stave off higher input costs by raising prices on clogs and charms without adversely impacting demand.
Scout
•	During the annual period, our portion of the Fund outperformed the benchmark. Such outperformance was due to a number of factors, including effective stock selection, the outperformance of value stocks over growth stocks within the small-cap segment of the U.S. equity market, and the strong performance of profitable companies compared to unprofitable businesses. Sector allocation was a modest detractor during the period.
•	Favorable stock selection in the health care, information technology and communication services sectors contributed most positively to relative results. Having overweighted allocations to information technology and communication services, each of which outpaced the benchmark during the annual period, also helped.
○	Within health care, strong stock selection in biotechnology, life sciences tools and services, health care technology, and pharmaceuticals drove outperformance, while being underweight in biotechnology also helped.
○	Within information technology, stock selection and an underweight position in software added value, as did an overweight position in semiconductors.
6	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	Among the top individual contributors to our portion of the Fund’s results during the annual period was Ambarella, Inc., a leading provider of video processing and computer vision semiconductors used in security cameras and automotive applications. Its stock outperformed in large part due to wins in the automotive market, leading to a significant increase in the size of the company’s automotive pipeline for its new computer vision chips.
•	AMN Healthcare Services, Inc., a temporary healthcare staffing company that provides traveling nurse staffing, was also a strong positive contributor. During the annual period, the company posted strong results, as hospital demand for nurses remained high due to the COVID-19 pandemic. The company raised guidance and indicated its belief that the pandemic has only pulled forward long-term structural issues in healthcare staffing.
•	Omnicell, Inc. (Omnicell), which produces medication management automation solutions and adherence tools for healthcare systems and pharmacies, contributed positively as well. The company showed positive trends in booking and revenue as hospitals moved past the most critical phase of the pandemic, allowing a more normal sales and installation process for Omnicell. At the end of the annual period, Omnicell had sole source agreements with 151 of the top 300 U.S. health systems.
The Fund’s notable detractors during the period
BMO
•	During the initial reporting period, stock selection in the energy, utilities and financials sectors detracted most from our portion of the Fund’s relative results.
•	Having an overweighted allocation to information technology and an underweighted allocation to consumer discretionary further dampened relative results.
•	Among individual stocks, the biggest detractors from our portion of the Fund’s results included ACADIA Pharmaceuticals Inc., a developer of neurological therapeutics. Its shares fell during the initial reporting period based on a Food & Drug Administration setback related to the company’s supplemental new drug application for Nuplazid in the treatment of hallucinations and delusions associated with dementia-related psychosis.
•	Frequency Therapeutics Inc. is a clinical stage biotechnology company developing therapeutics for the treatment of various degenerative diseases, most notably hearing loss. The position detracted during the initial reporting period based on mixed Phase 2 data in the company’s lead asset, FX-322, which showed limited hearing benefit over a placebo. Such data drove a material share price sell-off.
•	Amicus Therapeutics Inc., a biotechnology company, experienced a share price decline during the initial reporting period based on a clinical trial setback. In February 2021, the company released Phase 3 data for a trial in the treatment of Pompe disease, which did not successfully reach the designated primary endpoint. Pompe disease is an inherited disorder caused by buildup of a complex sugar called glycogen in the body’s cells.
Allspring
•	Stock selection in the communication services and consumer staples sectors detracted most from our portion of the Fund’s relative results.
•	Having an underweighted allocation to the strongly performing real estate sector also dampened relative results.
•	Among the greatest individual detractors from our portion of the Fund’s performance during the annual period was iRhythm Technologies, Inc, a developer of cardiac monitoring solutions. During the annual period, its shares fell sharply after Novitas Solutions, a contracted entity of the Center for Medicare and Medicaid Services, lowered reimbursement rates for its Zio patch, used to detect atrial fibrillation. The lower rates dramatically reduced the company’s revenue expectations.
•	Q2 Holdings, Inc. is a software-as-a-service-based provider of secure, cloud-based virtual banking solutions. Its stock declined sharply during the annual period, despite generating strong revenue growth and registered user metrics, citing solid demand and a robust pipeline. Its share price weakness was in part tied to the broader software sell-off during the annual period, as many investors took profits in stocks perceived as “COVID winners” in 2020.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	7

Manager Discussion of Fund Performance  (continued)
•	BigCommerce Holdings, Inc. provides a software-as-a-service e-commerce platform that allows merchants of all sizes to build and grow their businesses online. During the annual period, its shares sold off in conjunction with other COVID-19 beneficiaries, as the company dealt with tough year-over-year comparisons.
Scout
•	Stock selection in the industrials, financials and consumer discretionary sectors detracted most from our portion of the Fund’s relative results during the annual period. Having an underweighted allocation to consumer discretionary, which outpaced the benchmark during the annual period, also hurt.
○	Within industrials, an industry overweight to aerospace and an industry underweight in road/rails hurt relative performance.
○	Within financials, an industry overweight to consumer finance and an industry underweight in banks dampened results.
•	Among the biggest individual detractors from our portion of the Fund’s relative performance during the annual period was TPI Composites, Inc., which designs and manufactures composite blades for the wind energy market. During the annual period, company management lowered guidance multiple times, as it dealt with demand issues early in the year and challenges from rising input costs that impacted margins as the year progressed.
•	Tactile Systems Technology, Inc. is a medical device company that develops and manufactures products for the treatment of lymphedema and chronic swelling. Several factors drove its weak stock performance during the annual period, including a new CEO, headwinds related to COVID-19 and turnover in the company’s sales force.
•	Upland Software, Inc. is a diversified software firm with a business model built around acquiring and integrating smaller software companies. Its primary products include customer engagement and sales management software. During the annual period, the company posted results at the low end of its management guidance, as the company lowered its forward looking expectations related to a sales force transition the company, which began in the year prior.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	981.00	1,020.82	4.34	4.43	0.87
Class 2	1,000.00	1,000.00	979.60	1,019.56	5.59	5.70	1.12
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	9

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Communication Services 2.2%
Interactive Media & Services 1.3%
Eventbrite, Inc., Class A(a)	216,200	3,770,528
Ziff Davis, Inc.(a)	50,175	5,562,400
Total		9,332,928
Media 0.9%
Magnite, Inc.(a)	267,268	4,677,190
TechTarget, Inc.(a)	19,600	1,874,936
Total		6,552,126
Total Communication Services		15,885,054
Consumer Discretionary 14.4%
Auto Components 2.0%
Fox Factory Holding Corp.(a)	45,865	7,801,637
Patrick Industries, Inc.	56,235	4,537,602
Stoneridge, Inc.(a)	131,004	2,586,019
Total		14,925,258
Automobiles 0.6%
Thor Industries, Inc.	39,849	4,135,131
Diversified Consumer Services 0.5%
OneSpaWorld Holdings Ltd.(a)	361,318	3,620,406
Hotels, Restaurants & Leisure 3.4%
Bally’s Corp.(a)	60,129	2,288,510
Cheesecake Factory, Inc. (The)(a)	84,111	3,292,946
Cracker Barrel Old Country Store, Inc.	24,264	3,121,321
F45 Training Holdings, Inc.(a)	83,349	907,670
Lindblad Expeditions Holdings, Inc.(a)	129,225	2,015,910
Papa John’s International, Inc.	57,555	7,681,866
Wingstop, Inc.	31,200	5,391,360
Total		24,699,583
Household Durables 2.2%
Installed Building Products, Inc.	53,198	7,432,824
LGI Homes, Inc.(a)	43,345	6,695,936
Purple Innovation, Inc.(a)	148,741	1,973,793
Total		16,102,553
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail 0.4%
CarParts.com, Inc.(a)	93,250	1,044,400
Fiverr International Ltd.(a)	14,270	1,622,499
Total		2,666,899
Leisure Products 0.6%
YETI Holdings, Inc.(a)	57,927	4,798,093
Specialty Retail 2.7%
Boot Barn Holdings, Inc.(a)	85,625	10,536,156
Leslie’s, Inc.(a)	136,062	3,219,227
Lithia Motors, Inc., Class A	7,110	2,111,315
Monro, Inc.	61,371	3,576,088
Total		19,442,786
Textiles, Apparel & Luxury Goods 2.0%
Crocs, Inc.(a)	64,460	8,265,062
Deckers Outdoor Corp.(a)	7,465	2,734,504
G-III Apparel Group Ltd.(a)	129,180	3,570,535
Total		14,570,101
Total Consumer Discretionary		104,960,810
Consumer Staples 2.7%
Beverages 0.6%
Celsius Holdings, Inc.(a)	54,930	4,096,130
Food & Staples Retailing 1.2%
Performance Food Group, Inc.(a)	101,586	4,661,782
The Chefs’ Warehouse(a)	136,505	4,545,616
Total		9,207,398
Food Products 0.8%
Freshpet, Inc.(a)	43,999	4,191,785
Vital Farms, Inc.(a)	98,051	1,770,801
Total		5,962,586
Personal Products 0.1%
Thorne HealthTech, Inc.(a)	124,641	774,021
Total Consumer Staples		20,040,135
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 0.1%
Energy Equipment & Services 0.1%
Core Laboratories NV	44,895	1,001,607
Total Energy		1,001,607
Financials 5.7%
Banks 0.4%
Hilltop Holdings, Inc.	89,311	3,138,389
Capital Markets 2.0%
Cohen & Steers, Inc.	68,759	6,360,895
Open Lending Corp., Class A(a)	93,375	2,099,070
Stifel Financial Corp.	87,570	6,166,679
Total		14,626,644
Consumer Finance 0.6%
Green Dot Corp., Class A(a)	65,875	2,387,310
LendingTree, Inc.(a)	13,383	1,640,756
Total		4,028,066
Insurance 2.1%
Goosehead Insurance, Inc., Class A	22,773	2,962,312
Kinsale Capital Group, Inc.	42,391	10,084,395
Selectquote, Inc.(a)	246,199	2,230,563
Total		15,277,270
Thrifts & Mortgage Finance 0.6%
Axos Financial, Inc.(a)	83,339	4,659,483
Total Financials		41,729,852
Health Care 27.8%
Biotechnology 6.9%
Arcutis Biotherapeutics, Inc.(a)	126,447	2,622,511
Biohaven Pharmaceutical Holding Co., Ltd.(a)	15,555	2,143,635
CareDx, Inc.(a)	32,324	1,470,096
Coherus Biosciences, Inc.(a)	281,226	4,488,367
Cytokinetics, Inc.(a)	35,200	1,604,416
Eagle Pharmaceuticals, Inc.(a)	79,836	4,065,249
Fate Therapeutics, Inc.(a)	38,530	2,254,390
Halozyme Therapeutics, Inc.(a)	256,606	10,318,127
Insmed, Inc.(a)	152,974	4,167,012
Natera, Inc.(a)	35,639	3,328,326
Vericel Corp.(a)	355,110	13,955,823
Total		50,417,952
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 8.0%
Axonics, Inc.(a)	97,900	5,482,400
CVRx, Inc.(a)	50,324	615,462
Figs, Inc., Class A(a)	114,650	3,159,754
ICU Medical, Inc.(a)	21,864	5,189,202
Integer Holdings Corp.(a)	52,762	4,515,900
LeMaitre Vascular, Inc.	91,802	4,611,214
Nyxoah SA(a)	26,423	586,591
OrthoPediatrics Corp.(a)	71,525	4,281,486
Outset Medical, Inc.(a)	52,770	2,432,169
Pulmonx Corp.(a)	63,325	2,030,833
Shockwave Medical, Inc.(a)	61,076	10,891,683
SI-BONE, Inc.(a)	149,320	3,316,397
Silk Road Medical, Inc.(a)	26,840	1,143,652
Tactile Systems Technology, Inc.(a)	88,091	1,676,372
Tandem Diabetes Care, Inc.(a)	22,355	3,364,875
Vapotherm, Inc.(a)	102,265	2,117,908
Varex Imaging Corp.(a)	98,854	3,118,844
Total		58,534,742
Health Care Providers & Services 4.9%
AdaptHealth Corp.(a)	188,351	4,607,065
AMN Healthcare Services, Inc.(a)	70,220	8,590,013
Castle Biosciences, Inc.(a)	91,738	3,932,808
HealthEquity, Inc.(a)	86,012	3,805,171
LHC Group, Inc.(a)	32,805	4,501,830
ModivCare, Inc.(a)	31,683	4,698,272
Privia Health Group, Inc.(a)	68,569	1,773,880
U.S. Physical Therapy, Inc.	42,678	4,077,883
Total		35,986,922
Health Care Technology 3.1%
Inspire Medical Systems, Inc.(a)	35,470	8,160,228
Omnicell, Inc.(a)	56,480	10,191,251
Phreesia, Inc.(a)	106,425	4,433,666
Total		22,785,145

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 3.7%
Akoya Biosciences, Inc.(a)	96,092	1,471,169
Alpha Teknova, Inc.(a)	63,864	1,307,935
Codexis, Inc.(a)	282,176	8,823,643
Medpace Holdings, Inc.(a)	40,752	8,869,265
NeoGenomics, Inc.(a)	187,121	6,384,569
Total		26,856,581
Pharmaceuticals 1.2%
Pacira Pharmaceuticals, Inc.(a)	61,726	3,714,053
Supernus Pharmaceuticals, Inc.(a)	167,343	4,879,722
Total		8,593,775
Total Health Care		203,175,117
Industrials 14.3%
Aerospace & Defense 0.5%
Kratos Defense & Security Solutions, Inc.(a)	195,507	3,792,836
Air Freight & Logistics 0.8%
Forward Air Corp.	47,512	5,753,228
Building Products 1.4%
AZEK Co., Inc. (The)(a)	49,960	2,310,150
Zurn Water Solutions Corp.	219,245	7,980,518
Total		10,290,668
Commercial Services & Supplies 1.7%
ACV Auctions, Inc., Class A(a)	164,840	3,105,586
Casella Waste Systems, Inc., Class A(a)	87,480	7,472,542
Healthcare Services Group, Inc.	94,383	1,679,073
Total		12,257,201
Construction & Engineering 0.9%
Construction Partners, Inc., Class A(a)	71,940	2,115,756
Dycom Industries, Inc.(a)	51,328	4,812,513
Total		6,928,269
Electrical Equipment 1.2%
Regal Rexnord Corp.	38,716	6,588,689
TPI Composites, Inc.(a)	132,514	1,982,409
Total		8,571,098
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 1.9%
Albany International Corp., Class A	49,225	4,353,951
Chart Industries, Inc.(a)	51,556	8,222,667
Proto Labs, Inc.(a)	31,718	1,628,719
Total		14,205,337
Professional Services 2.6%
ASGN, Inc.(a)	96,285	11,881,569
Insperity, Inc.	58,165	6,869,868
Total		18,751,437
Road & Rail 1.0%
Saia, Inc.(a)	21,980	7,407,919
Trading Companies & Distributors 2.3%
Applied Industrial Technologies, Inc.	48,070	4,936,789
Global Industrial Co.	111,651	4,566,526
SiteOne Landscape Supply, Inc.(a)	29,220	7,079,422
Total		16,582,737
Total Industrials		104,540,730
Information Technology 30.0%
Electronic Equipment, Instruments & Components 4.9%
Advanced Energy Industries, Inc.	44,288	4,032,865
ePlus, Inc.(a)	82,182	4,427,966
Fabrinet(a)	49,178	5,826,118
II-VI, Inc.(a)	90,178	6,161,863
Novanta, Inc.(a)	55,300	9,751,049
PAR Technology Corp.(a)	26,145	1,379,672
Plexus Corp.(a)	47,431	4,548,158
Total		36,127,691
IT Services 3.9%
BigCommerce Holdings, Inc.(a)	143,400	5,072,058
DigitalOcean Holdings, Inc.(a)	36,900	2,964,177
Endava PLC, ADR(a)	39,398	6,615,712
Evo Payments, Inc., Class A(a)	111,305	2,849,408
I3 Verticals, Inc.(a)	158,618	3,614,905
Paymentus Holdings, Inc., Class A(a)	96,600	3,379,068
TTEC Holdings, Inc.	39,791	3,603,075
Total		28,098,403

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 7.5%
Allegro MicroSystems, Inc.(a)	151,859	5,494,259
Ambarella, Inc.(a)	47,965	9,731,619
Diodes, Inc.(a)	63,400	6,961,954
Impinj, Inc.(a)	71,945	6,381,521
Power Integrations, Inc.	56,375	5,236,674
Semtech Corp.(a)	158,552	14,100,029
Silicon Laboratories, Inc.(a)	10,925	2,255,139
SkyWater Technology, Inc.(a)	88,196	1,430,539
Ultra Clean Holdings, Inc.(a)	60,870	3,491,503
Total		55,083,237
Software 13.7%
Alkami Technology, Inc.(a)	119,826	2,403,710
Box, Inc., Class A(a)	206,430	5,406,402
CyberArk Software Ltd.(a)	43,900	7,606,992
Descartes Systems Group, Inc. (The)(a)	71,427	5,905,584
Domo, Inc., Class B(a)	58,200	2,886,720
Envestnet, Inc.(a)	52,847	4,192,881
Jamf Holding Corp.(a)	119,895	4,557,209
Mimecast Ltd.(a)	25,126	1,999,276
Olo, Inc., Class A(a)	69,819	1,452,933
Paycor HCM, Inc.(a)	125,771	3,623,463
Q2 Holdings, Inc.(a)	59,428	4,720,960
Qualys, Inc.(a)	41,688	5,720,427
Rapid7, Inc.(a)	103,565	12,188,565
SimilarWeb Ltd.(a)	64,200	1,149,822
Sprout Social, Inc., Class A(a)	94,227	8,545,447
SPS Commerce, Inc.(a)	79,268	11,283,800
Upland Software, Inc.(a)	116,625	2,092,252
Common Stocks (continued)
Issuer	Shares	Value ($)
Verint Systems, Inc.(a)	84,626	4,443,711
Workiva, Inc., Class A(a)	78,760	10,277,392
Total		100,457,546
Total Information Technology		219,766,877
Materials 0.9%
Chemicals 0.9%
Balchem Corp.	38,092	6,422,311
Total Materials		6,422,311
Real Estate 1.1%
Equity Real Estate Investment Trusts (REITS) 1.1%
CareTrust REIT, Inc.	196,017	4,475,068
UMH Properties, Inc.	138,443	3,783,647
Total		8,258,715
Total Real Estate		8,258,715
Utilities 0.2%
Independent Power and Renewable Electricity Producers 0.2%
Sunnova Energy International, Inc.(a)	43,625	1,218,010
Total Utilities		1,218,010
Total Common Stocks (Cost $563,063,529)		726,999,218

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(b),(c)	4,604,975	4,604,054
Total Money Market Funds (Cost $4,604,138)		4,604,054
Total Investments in Securities (Cost: $567,667,667)		731,603,272
Other Assets & Liabilities, Net		138,423
Net Assets		731,741,695

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	6,117,413	197,288,525	(198,801,800)	(84)	4,604,054	(215)	5,348	4,604,975
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Bahamas	3,620,406	—	—	3,620,406
Belgium	586,591	—	—	586,591
Canada	15,656,633	—	—	15,656,633
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Israel	10,379,313	—	—	10,379,313
Jersey	1,999,276	—	—	1,999,276
Netherlands	1,001,607	—	—	1,001,607
Thailand	5,826,118	—	—	5,826,118
United Kingdom	6,615,712	—	—	6,615,712
United States	679,169,927	—	—	679,169,927
Virgin Islands	2,143,635	—	—	2,143,635
Total Common Stocks	726,999,218	—	—	726,999,218
Money Market Funds	4,604,054	—	—	4,604,054
Total Investments in Securities	731,603,272	—	—	731,603,272
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	15

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $563,063,529)	$726,999,218
Affiliated issuers (cost $4,604,138)	4,604,054
Receivable for:
Investments sold	132,573
Capital shares sold	534
Dividends	116,889
Prepaid expenses	12,410
Total assets	731,865,678
Liabilities
Due to custodian	200
Payable for:
Capital shares purchased	4,317
Management services fees	17,183
Distribution and/or service fees	133
Service fees	906
Compensation of board members	78,052
Compensation of chief compliance officer	140
Audit fees	14,750
Other expenses	8,302
Total liabilities	123,983
Net assets applicable to outstanding capital stock	$731,741,695
Represented by
Trust capital	$731,741,695
Total - representing net assets applicable to outstanding capital stock	$731,741,695
Class 1
Net assets	$712,474,622
Shares outstanding	18,680,478
Net asset value per share	$38.14
Class 2
Net assets	$19,267,073
Shares outstanding	520,163
Net asset value per share	$37.04
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$1,992,185
Dividends — affiliated issuers	5,348
Foreign taxes withheld	(213)
Total income	1,997,320
Expenses:
Management services fees	6,637,273
Distribution and/or service fees
Class 2	43,687
Service fees	10,689
Compensation of board members	37,495
Custodian fees	24,537
Printing and postage fees	15,964
Audit fees	29,500
Legal fees	17,236
Interest on interfund lending	205
Compensation of chief compliance officer	144
Other	15,877
Total expenses	6,832,607
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(12,443)
Total net expenses	6,820,164
Net investment loss	(4,822,844)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	163,650,450
Investments — affiliated issuers	(215)
Net realized gain	163,650,235
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(84,365,982)
Investments — affiliated issuers	(84)
Net change in unrealized appreciation (depreciation)	(84,366,066)
Net realized and unrealized gain	79,284,169
Net increase in net assets resulting from operations	$74,461,325
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	17

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment loss	$(4,822,844)	$(3,241,565)
Net realized gain	163,650,235	65,476,949
Net change in unrealized appreciation (depreciation)	(84,366,066)	174,742,724
Net increase in net assets resulting from operations	74,461,325	236,978,108
Increase (decrease) in net assets from capital stock activity	(166,372,322)	890,467
Total increase (decrease) in net assets	(91,910,997)	237,868,575
Net assets at beginning of year	823,652,692	585,784,117
Net assets at end of year	$731,741,695	$823,652,692

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	1,253,539	47,088,309	2,060,988	56,389,934
Redemptions	(5,509,554)	(215,620,168)	(1,758,823)	(55,439,546)
Net increase (decrease)	(4,256,015)	(168,531,859)	302,165	950,388
Class 2
Subscriptions	133,941	4,994,351	99,187	2,302,436
Redemptions	(76,631)	(2,834,814)	(91,541)	(2,362,357)
Net increase (decrease)	57,310	2,159,537	7,646	(59,921)
Total net increase (decrease)	(4,198,705)	(166,372,322)	309,811	890,467
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

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Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2021	$35.22	(0.24)	3.16	2.92
Year Ended 12/31/2020	$25.38	(0.14)	9.98	9.84
Year Ended 12/31/2019	$20.93	(0.09)	4.54	4.45
Year Ended 12/31/2018	$21.95	(0.11)	(0.91)	(1.02)
Year Ended 12/31/2017	$18.48	(0.08)	3.55	3.47
Class 2
Year Ended 12/31/2021	$34.29	(0.32)	3.07	2.75
Year Ended 12/31/2020	$24.77	(0.20)	9.72	9.52
Year Ended 12/31/2019	$20.48	(0.14)	4.43	4.29
Year Ended 12/31/2018	$21.53	(0.17)	(0.88)	(1.05)
Year Ended 12/31/2017	$18.17	(0.13)	3.49	3.36

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$38.14	8.29%	0.87%(c)	0.87%(c)	(0.61%)	48%	$712,475
Year Ended 12/31/2020	$35.22	38.77%	0.88%	0.87%	(0.52%)	63%	$807,783
Year Ended 12/31/2019	$25.38	21.26%	0.88%	0.87%	(0.38%)	90%	$574,507
Year Ended 12/31/2018	$20.93	(4.65%)	0.87%	0.86%	(0.46%)	113%	$579,389
Year Ended 12/31/2017	$21.95	18.78%	0.91%	0.91%	(0.42%)	114%	$644,746
Class 2
Year Ended 12/31/2021	$37.04	8.02%	1.12%(c)	1.12%(c)	(0.85%)	48%	$19,267
Year Ended 12/31/2020	$34.29	38.43%	1.13%	1.12%	(0.77%)	63%	$15,870
Year Ended 12/31/2019	$24.77	20.95%	1.13%	1.12%	(0.62%)	90%	$11,277
Year Ended 12/31/2018	$20.48	(4.88%)	1.12%	1.11%	(0.70%)	113%	$8,375
Year Ended 12/31/2017	$21.53	18.49%	1.16%	1.16%	(0.67%)	114%	$7,101
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	21

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Variable Portfolio – Partners Small Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
December 31, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.85% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Allspring Global Investments, LLC and Scout Investments, Inc., each of which subadvises a portion of the assets of the Fund. Prior to November 1, 2021, Allspring Global Investments, LLC was known as Wells Capital Management Incorporated. Prior to May 1, 2021, BMO Asset Management Corp. served as a subadviser to the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
24	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.87%
Class 2	1.12
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
December 31, 2021
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $364,056,235 and $533,514,258, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	883,333	0.68	12
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
26	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Note 8. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
December 31, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Partners Small Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Partners Small Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
30	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
34	Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Partners Small Cap Growth Fund | Annual Report 2021	35

Variable Portfolio – Partners Small Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-3045 AW (2/22)

Annual Report
December 31, 2021
CTIVP® – TCW Core Plus Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – TCW Core Plus Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – TCW Core Plus Bond Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with total return through current income and capital appreciation.
Portfolio management
TCW Investment Management Company LLC*
Laird Landmann
Stephen Kane, CFA
Bryan Whalen, CFA
* Effective December 31, 2021, Tad Rivelle retired from TCW Investment Management Company LLC.
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class 1	05/07/10	-1.14	3.95	2.74
Class 2	05/07/10	-1.41	3.69	2.49
Bloomberg U.S. Aggregate Bond Index		-1.54	3.57	2.90
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – TCW Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2021)
Asset-Backed Securities — Non-Agency	3.8
Commercial Mortgage-Backed Securities - Agency	0.3
Commercial Mortgage-Backed Securities - Non-Agency	2.1
Common Stocks	0.0(a)
Corporate Bonds & Notes	20.6
Foreign Government Obligations	1.3
Inflation-Indexed Bonds	0.2
Money Market Funds	17.1
Municipal Bonds	0.5
Residential Mortgage-Backed Securities - Agency	24.3
Residential Mortgage-Backed Securities - Non-Agency	4.8
Senior Loans	1.1
Treasury Bills	1.8
U.S. Treasury Obligations	22.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2021)
AAA rating	64.9
AA rating	2.1
A rating	7.7
BBB rating	14.9
BB rating	3.7
B rating	2.2
CCC rating	1.0
CC rating	0.2
Not rated	3.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

MANAGER DISCUSSION OF FUND PERFORMANCE
At December 31, 2021, approximately 99.43% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2021, the Fund’s Class 2 shares returned -1.41%. While the Fund posted negative absolute returns, it outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -1.54% during the same period.
Market overview
For everything that went on in between, in many ways, 2021 finished much like it started — inflation as a headline risk and COVID-19 dominating investor sentiment. By the end of the annual period, the Federal Reserve (Fed) and elected officials were in rare accord over an aim to curb inflation. For its part, the Fed responded in December 2021 with an accelerated pace to its tapering of U.S. Treasury and agency mortgage-backed securities purchases and signaling it was likely to hike interest rates three times in 2022 from its current zero-range level.
Against this backdrop, equities proved ebullient despite a lack of much consistently good news. Fixed-income markets, by contrast, were held back by rate volatility. During the annual period, a nearly 60 basis point move higher for the 10-year U.S. Treasury yield challenged fixed-income total returns. (A basis point is 1/100th of a percentage point.) Indeed, U.S. Treasuries led the decline in the benchmark, with the Bloomberg Treasury Index falling 2.32%, its first full-year loss since 2013. Credit and mortgage-backed securities, as measured by the Bloomberg U.S. Corporate Bond Index and Bloomberg U.S. Mortgage-Backed Securities Index, respectively, each fell 1.04% during the annual period. Nevertheless, yield premiums actually declined during the annual period, and most sectors outperformed U.S. Treasuries on a duration-adjusted basis.
The risk factors that led to rate volatility, such as the prospect of monetary policy tightening and increased inflation, did little to deter inflows and rattle corporate spreads, or yield differentials to duration-equivalent U.S. Treasuries, against a relatively stable year of muted credit volatility, i.e., range-bound yield spreads in investment-grade and high-yield corporate bonds. Industries linked to economic re-opening outperformed during the annual period, notably airlines, lodging and energy. Lower quality credits were also outperformers on seemingly little stress, with the more speculative universe of the Bloomberg U.S. Corporate High Yield Bond Index posting a return of 5.28% for the annual period, with a default rate of less than 0.5%, the lowest calendar year reading since 2007. Among securitized issues, returns were mixed. Legacy non-agency mortgage-backed securities led on strong housing price appreciation and ongoing borrower profile improvements, while also benefiting from their floating rate structures. Conversely, agency mortgage-backed securities were victim not only to higher rates but also to concerns about accelerated Fed tapering, though TBAs still profited from the Fed’s ongoing purchases, especially lower coupon securities. (To be announced, or TBA, is a term describing forward-settling mortgage-backed securities trades.) Meanwhile, commercial mortgage-backed securities struggled, though non-agency issues outran agency-backed issues during the annual period. Similarly, asset-backed securities fell modestly during the annual period, though still outperformed U.S. Treasuries for the year.
The Fund’s notable contributors during the period
•	The Fund’s relative performance was boosted by favorable issue selection among corporate credit. Industrials led, with health care — an emphasis in the portfolio — among the best performing industries. Midstream energy, finance companies and life insurance holdings provided an additional boost to performance.
•	Residential mortgage-backed securities holdings were also notable positive contributors, despite challenges in the agency mortgage-backed securities space, as the Fund maintained exposure via TBA mortgage bonds, which benefited from a higher running yield than pools throughout the annual period, supported by the Fed’s sizable footprint in the sector. (Running yield is the annual income on an investment divided by its current market value.)
•	Seasoned, senior legacy non-agency mortgage-backed securities positions, not held in the benchmark, were maintained in the Fund throughout the annual period and benefited returns, as the sector was supported by a solid housing backdrop, with prices rising and loan-to-value ratios improving.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	5

MANAGER DISCUSSION OF FUND PERFORMANCE   (continued)
•	The Fund’s duration positioning, which was shorter than that of the benchmark for most of the annual period, contributed positively to relative performance, as U.S. Treasury yields reset higher across the yield curve, or spectrum of maturities. Duration is a measure of a fund’s sensitivity to interest rates.
The Fund’s notable detractors during the period
•	The Fund’s overall underweight to corporate credit detracted, as the sector significantly outpaced U.S. Treasuries during the annual period.
•	A considerable allocation to agency mortgage-backed securities was a headwind to relative performance, as it was one of the only fixed-income sectors to lag U.S. Treasuries on a duration-adjusted basis during the annual period. The sector was weighed down by interest rate volatility and uncertainty of the Fed’s exit from accommodative policy.
•	Yield curve positioning modestly detracted, as the Fund remained generally underweight the long-term end of the curve, where rates rose less dramatically than at the shorter term and intermediate term segments of the curve.
Derivatives usage
The Fund held futures during the annual period as a method of managing duration and yield curve positioning. On a stand-alone basis, these derivative positions had a negative impact on the Fund’s results during the annual period.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2021 — December 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	999.90	1,022.79	2.42	2.45	0.48
Class 2	1,000.00	1,000.00	999.00	1,021.53	3.68	3.72	0.73
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	7

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 4.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACRES Commercial Realty Corp.(a),(b)
Series 2020-RSO8 Class A
30-day Average SOFR + 1.264% Floor 1.150% 03/15/2035	1.312%	71,929	71,951
AIMCO CLO(a),(b)
Series 2015-AA Class AR2
3-month USD LIBOR + 1.140% Floor 1.140% 10/17/2034	1.264%	10,475,000	10,456,449
Apidos CLO XXII(a),(b)
Series 2015-22A Class A1R
3-month USD LIBOR + 1.060% 04/20/2031	1.192%	8,000,000	8,000,024
BlueMountain Fuji US Clo I Ltd.(a),(b)
Series 2017-1A Class A1R
3-month USD LIBOR + 0.980% Floor 0.980% 07/20/2029	1.112%	9,000,000	8,990,307
Cedar Funding XII CLO Ltd.(a),(b)
Series 2020-12A Class A1R
3-month USD LIBOR + 1.130% Floor 1.130% 10/25/2034	1.263%	7,200,000	7,183,253
Cedar Funding XIV CLO Ltd.(a),(b)
Series 2021-14A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 07/15/2033	1.224%	8,765,000	8,765,929
CIFC Funding Ltd.(a),(b)
Series 2021-7A Class B
3-month USD LIBOR + 1.600% Floor 1.600% 01/23/2035	1.728%	9,300,000	9,230,445
Eaton Vance CLO Ltd.(a),(b)
Series 2019-1A Class AR
3-month USD LIBOR + 1.100% Floor 1.100% 04/15/2031	1.224%	9,100,000	9,105,405
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	0.902%	2,450,521	2,447,608
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	1,424,709	1,432,178
Henderson Receivables LLC(a)
Series 2014-2A Class A
01/17/2073	3.610%	2,343,890	2,550,833
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LCM(a),(b)
Series 2019A Class AR
3-month USD LIBOR + 1.240% Floor 1.240% 07/15/2027	1.364%	3,718,000	3,719,387
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	0.612%	4,506,315	4,405,209
Series 2014-3 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	0.722%	4,789,707	4,794,565
Series 2014-4 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	0.722%	3,442,199	3,445,857
Series 2015-2 Class A3
1-month USD LIBOR + 0.570% Floor 0.570% 11/26/2040	0.672%	8,738,308	8,724,626
Navient Student Loan Trust(a),(b)
Series 2016-2 Class A3
1-month USD LIBOR + 1.500% 06/25/2065	1.602%	7,950,000	8,226,949
Nelnet Student Loan Trust(a),(b)
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% Floor 0.950% 11/25/2048	1.052%	4,345,000	4,366,963
Neuberger Berman Loan Advisers CLO 43 Ltd.(a),(b)
Series 2021-43A Class B
3-month USD LIBOR + 1.600% Floor 1.600% 07/17/2035	1.712%	8,500,000	8,452,111
Rockford Tower CLO Ltd.(a),(b)
Series 2020-1A Class A
3-month USD LIBOR + 1.280% 01/20/2032	1.412%	8,000,000	8,051,960
SLC Student Loan Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.210% Floor 0.210% 03/15/2055	0.413%	314,029	284,731
SLM Student Loan Trust(b)
Series 2007-3 Class A4
3-month USD LIBOR + 0.060% Floor 0.060% 01/25/2022	0.184%	9,061,162	8,884,552
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007-7 Class A4
3-month USD LIBOR + 0.330% 01/25/2022	0.454%	4,528,743	4,441,612
Series 2007-7 Class B
3-month USD LIBOR + 0.750% Floor 0.750% 10/27/2070	0.874%	1,990,000	1,835,121
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% Floor 1.650% 07/25/2022	1.774%	1,296,639	1,311,424
Series 2008-5 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/25/2073	1.974%	5,860,000	5,796,200
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% 07/25/2023	1.224%	4,611,468	4,606,912
Series 2008-8 Class A4
3-month USD LIBOR + 1.500% Floor 1.500% 04/25/2023	1.624%	1,099,752	1,106,133
Series 2008-9 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2083	2.374%	5,775,000	5,854,265
SLM Student Loan Trust(a),(b)
Series 2009-3 Class A
1-month USD LIBOR + 0.750% Floor 0.750% 01/25/2045	0.852%	2,615,314	2,612,358
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% Floor 0.170% 04/25/2040	0.294%	8,985,121	8,838,034
Total Asset-Backed Securities — Non-Agency (Cost $167,975,670)			167,993,351

Commercial Mortgage-Backed Securities - Agency 0.3%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K155 Class A3
04/25/2033	3.750%	6,990,000	8,113,235
Federal National Mortgage Association
04/01/2040	2.455%	4,525,000	4,722,799
Series 2001-M2 Class Z2
06/25/2031	6.300%	24,957	25,080
Government National Mortgage Association(c)
CMO Series 2012-125 Class IK
08/16/2052	0.561%	777,566	179
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(c),(d)
CMO Series 2012-55 Class
04/16/2052	0.000%	762,821	169
Total Commercial Mortgage-Backed Securities - Agency (Cost $11,646,632)			12,861,462

Commercial Mortgage-Backed Securities - Non-Agency 2.5%

Bancorp Commercial Mortgage Trust(a),(b)
Subordinated Series 2019-CRE6 Class AS
1-month USD LIBOR + 1.300% Floor 1.300% 09/15/2036	1.410%	6,106,685	6,102,246
BFLD Trust(a),(b)
Series 2020-EYP Class A
1-month USD LIBOR + 1.150% Floor 1.150% 10/15/2035	1.260%	7,500,000	7,503,681
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class A
1-month USD LIBOR + 0.921% Floor 0.921% 10/15/2036	1.030%	11,096,193	11,093,151
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,355,000	1,429,182
DBJPM Mortgage Trust(a)
Series 2016-SFC Class A
08/10/2036	2.833%	1,900,000	1,917,399
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,770,000	2,963,381
Invitation Homes Trust(a),(b)
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	1.209%	10,134,384	10,131,438
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	2,720,000	2,933,431
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Series 2021-MHC Class A
1-month USD LIBOR + 0.800% Floor 0.800% 04/15/2038	0.910%	7,374,920	7,360,951
Manhattan West(a)
Series 2020-1MW Class A
09/10/2039	2.130%	3,470,000	3,461,023
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	3,690,000	3,787,771

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
December 31, 2021
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Natixis Commercial Mortgage Securities Trust(a),(b)
Series 2021-APPL Class A
1-month USD LIBOR + 0.950% Floor 0.950% 08/15/2038	1.040%	9,990,000	9,982,018
Progress Residential Trust(a)
Series 2019-SFR2 Class A
05/17/2036	3.147%	6,278,889	6,315,826
RBS Commercial Funding, Inc., Trust(a),(d)
Series 2013-GSP Class A
01/15/2032	3.834%	1,475,000	1,527,409
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month USD LIBOR + 1.150% Floor 1.150% 05/15/2038	1.260%	5,720,000	5,716,501
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1 Class A4
09/15/2048	3.789%	10,883,768	11,459,023
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $94,110,943)			93,684,431

Common Stocks 0.0%
Issuer	Shares	Value ($)
Utilities 0.0%
Electric Utilities 0.0%
Homer City Holdings(e),(f)	32,056	1,763
Total Utilities		1,763
Total Common Stocks (Cost $1,930,228)		1,763

Corporate Bonds & Notes 24.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Boeing Co. (The)
02/04/2024	1.433%	6,730,000	6,722,775
Airlines 0.3%
Continental Airlines Pass-Through Trust
04/19/2022	5.983%	1,804,420	1,819,044
Delta Air Lines Pass-Through Trust
06/10/2028	2.000%	8,192,782	8,035,005
Total			9,854,049
Apartment REIT 0.0%
Post Apartment Homes LP
12/01/2022	3.375%	1,157,000	1,175,249
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.7%
Daimler Finance North America LLC(a),(b)
3-month USD LIBOR + 0.900% 02/15/2022	1.056%	3,000,000	3,002,593
Ford Motor Credit Co. LLC
01/07/2022	5.596%	1,082,000	1,082,849
01/09/2022	3.219%	1,814,000	1,814,784
03/28/2022	3.339%	3,060,000	3,068,465
Ford Motor Credit Co. LLC(b)
3-month USD LIBOR + 1.270% 03/28/2022	1.490%	6,300,000	6,293,820
3-month USD LIBOR + 1.080% 08/03/2022	1.221%	1,940,000	1,940,147
General Motors Co.
10/02/2023	4.875%	1,320,000	1,402,284
General Motors Financial Co., Inc.
04/10/2022	3.450%	3,155,000	3,164,367
06/30/2022	3.150%	3,420,000	3,455,517
Total			25,224,826
Banking 7.7%
Bank of America Corp.(g)
12/20/2023	3.004%	8,937,000	9,121,956
07/22/2027	1.734%	12,270,000	12,177,325
06/14/2029	2.087%	9,300,000	9,245,715
02/07/2030	3.974%	4,925,000	5,431,892
Bank of America Corp.(b)
Subordinated
3-month USD LIBOR + 0.650% 12/01/2026	0.821%	1,000,000	968,777
Citigroup, Inc.(g)
11/03/2025	1.281%	2,960,000	2,953,750
06/09/2027	1.462%	5,770,000	5,664,723
10/27/2028	3.520%	1,735,000	1,860,419
03/31/2031	4.412%	3,110,000	3,553,509
Credit Suisse Group AG(a),(g)
09/11/2025	2.593%	750,000	765,553
06/05/2026	2.193%	5,677,000	5,712,384
02/02/2027	1.305%	5,350,000	5,171,192
05/14/2032	3.091%	3,525,000	3,583,484
Credit Suisse Group AG(a)
01/09/2028	4.282%	2,940,000	3,197,822
Discover Bank
08/08/2023	4.200%	4,000,000	4,197,724
Discover Financial Services
04/27/2022	5.200%	4,000,000	4,058,091
DNB Bank ASA(a),(g)
09/16/2026	1.127%	645,000	631,634
03/30/2028	1.605%	5,000,000	4,886,798

The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fifth Third Bancorp
05/05/2027	2.550%	4,635,000	4,791,840
Goldman Sachs Group, Inc. (The)
02/23/2023	3.200%	1,750,000	1,794,537
12/06/2023	1.217%	9,325,000	9,346,660
Goldman Sachs Group, Inc. (The)(g)
09/29/2025	3.272%	2,930,000	3,073,475
12/09/2026	1.093%	1,092,000	1,063,935
03/09/2027	1.431%	12,950,000	12,683,816
10/21/2027	1.948%	9,195,000	9,164,472
HSBC Holdings PLC(g)
06/04/2026	2.099%	8,565,000	8,617,686
05/24/2027	1.589%	1,675,000	1,636,597
09/22/2028	2.013%	8,240,000	8,067,688
08/17/2029	2.206%	5,105,000	5,007,588
JPMorgan Chase & Co.(g)
04/25/2023	2.776%	18,775,000	18,893,601
08/09/2025	0.768%	2,830,000	2,788,096
12/10/2025	1.561%	5,705,000	5,715,182
04/22/2027	1.578%	4,495,000	4,442,569
Lloyds Banking Group PLC(g)
11/07/2023	2.907%	6,995,000	7,107,328
07/09/2025	3.870%	4,114,000	4,348,842
Lloyds Banking Group PLC
03/12/2024	3.900%	3,175,000	3,351,493
Macquarie Group Ltd.(a),(g)
01/12/2027	1.340%	5,000,000	4,866,987
01/14/2033	2.871%	4,360,000	4,345,468
Morgan Stanley(g)
05/30/2025	0.790%	970,000	957,195
10/21/2025	1.164%	2,745,000	2,721,002
05/04/2027	1.593%	5,470,000	5,413,936
07/20/2027	1.512%	10,255,000	10,093,074
Nationwide Building Society(a),(g)
04/26/2023	3.622%	4,149,000	4,183,254
03/08/2024	3.766%	4,465,000	4,599,515
Royal Bank of Scotland Group PLC(g)
03/22/2025	4.269%	6,935,000	7,344,643
Santander UK Group Holdings PLC(g)
11/15/2024	4.796%	8,860,000	9,404,863
03/15/2025	1.089%	7,235,000	7,170,407
08/21/2026	1.532%	465,000	457,729
06/14/2027	1.673%	1,745,000	1,710,588
UBS AG(a)
08/09/2024	0.700%	5,710,000	5,639,722
Wells Fargo & Co.(g)
04/30/2026	2.188%	11,945,000	12,170,666
06/02/2028	2.393%	4,905,000	4,986,328
04/04/2051	5.013%	2,630,000	3,594,282
Total			284,737,812
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.0%
Raymond James Financial, Inc.
07/15/2046	4.950%	1,030,000	1,320,750
Cable and Satellite 0.6%
CCO Holdings LLC/Capital Corp.(a)
06/01/2029	5.375%	1,068,000	1,152,986
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	2,300,000	2,746,979
04/01/2048	5.750%	4,189,000	5,230,631
03/01/2050	4.800%	870,000	975,248
Cox Communications, Inc.(a)
06/15/2031	2.600%	1,835,000	1,835,489
CSC Holdings LLC(a)
02/01/2028	5.375%	855,000	883,849
11/15/2031	4.500%	1,750,000	1,729,915
Intelsat Jackson Holdings SA(h)
08/01/2023	0.000%	2,750,000	1,241,273
Intelsat Jackson Holdings SA(a),(h)
10/15/2024	0.000%	3,372,000	1,549,283
07/15/2025	0.000%	5,923,000	2,721,633
Time Warner Cable LLC
09/01/2041	5.500%	850,000	1,029,678
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	1,750,000	1,841,480
Total			22,938,444
Chemicals 0.2%
International Flavors & Fragrances, Inc.
09/26/2048	5.000%	5,060,000	6,504,908
Consumer Products 0.0%
Spectrum Brands, Inc.(a)
03/15/2031	3.875%	2,000,000	1,976,113
Diversified Manufacturing 0.2%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	3,838,000	4,603,092
General Electric Co.(b)
3-month USD LIBOR + 0.380% 05/05/2026	0.520%	1,886,000	1,843,844
General Electric Co.
03/15/2032	6.750%	930,000	1,267,769
Total			7,714,705
Electric 1.1%
AEP Transmission Co. LLC
12/01/2047	3.750%	1,600,000	1,800,535
04/01/2050	3.650%	305,000	337,828

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Appalachian Power Co.
05/15/2033	5.950%	3,225,000	4,108,958
Duke Energy Carolinas LLC
12/15/2041	4.250%	900,000	1,059,706
Duke Energy Corp.
06/15/2031	2.550%	3,120,000	3,118,189
Entergy Louisiana LLC
04/01/2025	3.780%	5,900,000	6,233,372
Florida Power & Light Co.
03/01/2049	3.990%	1,500,000	1,824,304
ITC Holdings Corp.
07/01/2023	4.050%	1,740,000	1,801,872
11/15/2027	3.350%	1,000,000	1,061,091
Metropolitan Edison Co.(a)
04/15/2025	4.000%	3,000,000	3,179,217
01/15/2029	4.300%	1,752,000	1,958,435
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	400,000	388,025
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.270% 02/22/2023	0.430%	3,700,000	3,693,065
Northern States Power Co.
08/15/2045	4.000%	2,250,000	2,648,971
PacifiCorp
07/01/2025	3.350%	2,000,000	2,110,759
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	6,950,000	7,301,389
Total			42,625,716
Environmental 0.1%
GFL Environmental, Inc.(a)
12/15/2026	5.125%	920,000	959,106
Republic Services, Inc.
03/01/2030	2.300%	1,324,000	1,326,369
Total			2,285,475
Finance Companies 1.0%
AerCap Ireland Capital DAC/Global Aviation Trust
05/26/2022	3.500%	1,375,000	1,387,296
10/01/2025	4.450%	3,070,000	3,305,915
10/29/2026	2.450%	3,650,000	3,677,399
10/29/2028	3.000%	6,350,000	6,445,216
Air Lease Corp.
02/15/2024	0.700%	4,500,000	4,432,885
03/01/2025	3.250%	2,810,000	2,920,866
Avolon Holdings Funding Ltd.(a)
05/15/2024	5.250%	2,035,000	2,183,632
02/15/2025	2.875%	1,310,000	1,337,318
11/18/2027	2.528%	2,088,000	2,033,684
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstCash, Inc.(a)
01/01/2030	5.625%	1,850,000	1,886,776
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%	5,335,000	5,507,670
02/15/2024	5.500%	733,000	786,814
Total			35,905,471
Food and Beverage 1.0%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	5,935,000	7,517,707
Anheuser-Busch InBev Worldwide, Inc.
04/15/2048	4.600%	1,850,000	2,264,163
Bacardi Ltd.(a)
05/15/2025	4.450%	3,375,000	3,655,990
05/15/2048	5.300%	1,400,000	1,841,068
JBS SA/Food Co./Finance, Inc.(a)
05/15/2032	3.000%	2,215,000	2,205,380
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	1,660,000	1,698,091
Kraft Heinz Foods Co.
06/04/2042	5.000%	1,414,000	1,760,250
10/01/2049	4.875%	1,680,000	2,115,960
Kraft Heinz Foods Co. (The)
07/15/2045	5.200%	6,570,000	8,375,069
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	1,800,000	1,891,660
Post Holdings, Inc.(a)
03/01/2027	5.750%	2,000,000	2,068,261
Smithfield Foods, Inc.(a)
09/13/2031	2.625%	1,500,000	1,458,040
Total			36,851,639
Gaming 0.4%
Churchill Downs, Inc.(a)
01/15/2028	4.750%	465,000	483,815
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	4,120,000	4,375,544
09/01/2024	3.350%	1,800,000	1,866,504
06/01/2025	5.250%	2,185,000	2,400,887
04/15/2026	5.375%	550,000	614,318
06/01/2028	5.750%	870,000	1,005,657
01/15/2029	5.300%	2,325,000	2,632,017
01/15/2030	4.000%	1,615,000	1,711,678
Total			15,090,420
Health Care 1.5%
Becton Dickinson and Co.
06/06/2024	3.363%	626,000	655,439

The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cigna Corp.
08/15/2038	4.800%	5,000,000	6,145,716
10/15/2047	3.875%	1,190,000	1,321,139
CommonSpirit Health
10/01/2025	1.547%	5,000,000	4,957,778
10/01/2030	2.782%	1,575,000	1,615,089
CVS Health Corp.
07/20/2035	4.875%	1,095,000	1,343,080
07/20/2045	5.125%	1,780,000	2,314,439
03/25/2048	5.050%	6,685,000	8,746,989
Fresenius Medical Care US Finance III, Inc.(a)
12/01/2026	1.875%	3,755,000	3,719,084
HCA, Inc.
05/01/2023	4.750%	625,000	654,913
04/15/2025	5.250%	3,488,000	3,864,305
06/15/2026	5.250%	4,480,000	5,039,473
02/15/2027	4.500%	1,000,000	1,103,621
06/15/2029	4.125%	4,000,000	4,410,377
07/15/2031	2.375%	1,125,000	1,106,964
06/15/2049	5.250%	4,500,000	5,801,036
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	2,604,000	2,594,941
Tenet Healthcare Corp.
07/15/2024	4.625%	241,000	244,627
Universal Health Services, Inc.(a)
09/01/2026	1.650%	1,890,000	1,858,340
Total			57,497,350
Healthcare Insurance 0.6%
Centene Corp.
12/15/2027	4.250%	1,505,000	1,574,365
07/15/2028	2.450%	8,542,000	8,449,660
Humana, Inc.
04/01/2030	4.875%	1,333,000	1,563,724
Molina Healthcare, Inc.(a)
06/15/2028	4.375%	3,208,000	3,318,077
11/15/2030	3.875%	2,000,000	2,078,371
UnitedHealth Group, Inc.
05/15/2041	3.050%	455,000	475,135
12/15/2048	4.450%	1,245,000	1,591,598
05/15/2051	3.250%	1,500,000	1,624,438
Total			20,675,368
Healthcare REIT 0.1%
Ventas Realty LP
10/15/2026	3.250%	4,095,000	4,336,250
Independent Energy 0.1%
Hess Corp.
02/15/2041	5.600%	2,000,000	2,469,810
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marathon Oil Corp.
07/15/2023	8.125%	2,000,000	2,182,630
Occidental Petroleum Corp.(i)
10/10/2036	0.000%	2,048,000	1,162,726
Total			5,815,166
Integrated Energy 0.2%
Exxon Mobil Corp.
03/19/2050	4.327%	3,332,000	4,100,691
04/15/2051	3.452%	2,560,000	2,777,997
Total			6,878,688
Life Insurance 0.5%
Athene Global Funding(a),(b)
SOFR + 0.700% 05/24/2024	0.750%	3,780,000	3,786,062
Athene Global Funding(a)
06/29/2026	1.608%	3,760,000	3,691,904
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	3,235,000	3,681,568
Teachers Insurance & Annuity Association of America(a)
Subordinated
05/15/2050	3.300%	3,035,000	3,175,202
Teachers Insurance & Annuity Association of America(a),(g)
Subordinated
09/15/2054	4.375%	3,920,000	4,072,024
Total			18,406,760
Media and Entertainment 0.1%
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	4,750,000	2,368,477
Walt Disney Co. (The)
03/23/2040	4.625%	1,500,000	1,863,499
01/13/2051	3.600%	1,110,000	1,255,940
Total			5,487,916
Midstream 0.6%
Enbridge Energy Partners LP
10/15/2025	5.875%	2,500,000	2,851,588
Energy Transfer Operating LP
06/01/2027	5.500%	341,000	389,748
05/15/2050	5.000%	1,350,000	1,554,444
Energy Transfer Partners LP
03/15/2045	5.150%	3,048,000	3,458,716
12/15/2045	6.125%	2,400,000	2,996,084
EQT Midstream Partners LP
07/15/2028	5.500%	695,000	759,440

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%	426,000	418,154
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	1,345,000	1,476,538
09/15/2030	3.800%	1,350,000	1,421,110
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	1,808,000	1,862,472
07/15/2029	4.950%	910,000	976,727
04/15/2040	6.875%	1,890,000	2,135,725
Sunoco Logistics Partners Operations LP
05/15/2045	5.350%	925,000	1,068,975
Sunoco LP/Finance Corp.(a)
04/30/2030	4.500%	1,123,000	1,151,575
Total			22,521,296
Office REIT 0.5%
Boston Properties LP
01/30/2031	3.250%	2,625,000	2,747,604
Hudson Pacific Properties LP
11/01/2027	3.950%	2,621,000	2,817,322
Piedmont Operating Partnership LP
06/01/2023	3.400%	4,815,000	4,936,007
SL Green Operating Partnership LP
10/15/2022	3.250%	7,000,000	7,106,845
Total			17,607,778
Oil Field Services 0.1%
Transocean Phoenix 2 Ltd.(a)
10/15/2024	7.750%	356,999	358,018
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	842,860	823,704
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	1,227,000	1,190,275
Transocean Proteus Ltd.(a)
12/01/2024	6.250%	1,280,000	1,267,059
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	684,000	722,471
Total			4,361,527
Other Industry 0.0%
PowerTeam Services LLC(a)
12/04/2025	9.033%	961,000	1,012,688
Other REIT 0.3%
American Campus Communities Operating Partnership LP
07/01/2024	4.125%	1,000,000	1,068,955
11/15/2027	3.625%	1,072,000	1,146,664
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CyrusOne LP/Finance Corp.
11/15/2024	2.900%	1,000,000	1,034,379
11/01/2030	2.150%	5,165,000	5,104,857
Lexington Realty Trust
10/01/2031	2.375%	1,895,000	1,816,904
Total			10,171,759
Packaging 0.2%
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	582,000	602,594
Berry Global, Inc.
01/15/2026	1.570%	5,900,000	5,774,635
Total			6,377,229
Pharmaceuticals 0.9%
AbbVie, Inc.
03/15/2035	4.550%	530,000	633,653
05/14/2035	4.500%	4,702,000	5,620,686
11/06/2042	4.400%	280,000	335,920
05/14/2045	4.700%	1,000,000	1,236,537
05/14/2046	4.450%	1,425,000	1,721,847
Bausch Health Companies, Inc.(a)
04/01/2026	9.250%	252,000	267,624
Bayer US Finance II LLC(a)
07/15/2024	3.375%	2,860,000	2,979,211
12/15/2025	4.250%	4,835,000	5,245,971
12/15/2028	4.375%	1,405,000	1,571,253
06/25/2038	4.625%	2,925,000	3,416,561
06/25/2048	4.875%	6,145,000	7,588,135
Endo Dac/Finance LLC/Finco, Inc.(a)
06/30/2028	6.000%	3,283,000	2,450,554
Total			33,067,952
Property & Casualty 0.6%
Arthur J. Gallagher & Co.
03/09/2052	3.050%	2,240,000	2,172,941
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	3,225,000	3,958,406
Farmers Exchange Capital II(a),(g)
Subordinated
11/01/2053	6.151%	3,810,000	4,833,986
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	2.493%	6,815,000	6,808,771
Willis North America, Inc.
09/15/2029	2.950%	3,595,000	3,690,347
Total			21,464,451

The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.2%
Alimentation Couche-Tard, Inc.(a)
01/25/2030	2.950%	331,000	343,142
Amazon.com, Inc.
05/12/2041	2.875%	3,700,000	3,821,489
Magic MergeCo, Inc.(a)
05/01/2028	5.250%	3,655,000	3,650,359
Total			7,814,990
Technology 0.9%
Broadcom, Inc.
11/15/2032	4.300%	1,645,000	1,852,658
HealthEquity, Inc.(a)
10/01/2029	4.500%	1,794,000	1,780,868
IHS Markit Ltd.(a)
11/01/2022	5.000%	6,335,000	6,487,602
02/15/2025	4.750%	1,565,000	1,700,755
IHS Markit Ltd.
08/01/2028	4.750%	2,500,000	2,890,594
Intel Corp.
08/12/2051	3.050%	3,780,000	3,876,952
Oracle Corp.
03/25/2031	2.875%	1,425,000	1,432,138
07/15/2036	3.850%	260,000	273,721
03/25/2051	3.950%	7,690,000	8,001,937
Tencent Holdings Ltd.(a)
04/22/2051	3.840%	3,570,000	3,751,996
Total			32,049,221
Tobacco 0.7%
BAT Capital Corp.
08/15/2037	4.390%	3,870,000	4,083,773
08/15/2047	4.540%	6,792,000	7,100,793
Imperial Brands Finance PLC(a)
02/11/2023	3.500%	2,005,000	2,044,626
07/26/2024	3.125%	4,145,000	4,287,526
07/26/2026	3.500%	950,000	997,542
Reynolds American, Inc.
08/15/2035	5.700%	1,185,000	1,407,517
08/15/2045	5.850%	4,180,000	5,080,435
Total			25,002,212
Wireless 1.5%
Sprint Corp.
09/15/2023	7.875%	270,000	297,913
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2025	4.738%	13,190,937	13,797,558
03/20/2028	5.152%	4,880,000	5,384,328
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile USA, Inc.(a)
02/15/2026	2.250%	1,970,000	1,976,086
T-Mobile USA, Inc.
04/15/2026	2.625%	5,424,000	5,462,910
04/15/2027	3.750%	5,320,000	5,760,417
04/15/2030	3.875%	3,680,000	4,026,898
02/15/2031	2.550%	2,340,000	2,329,092
04/15/2040	4.375%	3,000,000	3,420,259
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	3,000,000	2,939,969
Vodafone Group PLC
05/30/2048	5.250%	3,085,000	4,028,749
06/19/2049	4.875%	4,340,000	5,475,703
Total			54,899,882
Wirelines 1.5%
AT&T, Inc.
12/01/2033	2.550%	5,420,000	5,307,892
05/15/2035	4.500%	620,000	715,546
03/01/2037	5.250%	5,640,000	6,977,270
03/01/2039	4.850%	2,796,000	3,340,406
12/15/2042	4.300%	1,000,000	1,127,778
05/15/2046	4.750%	3,360,000	4,061,704
09/15/2055	3.550%	2,375,000	2,379,386
12/01/2057	3.800%	9,715,000	10,122,636
C&W Senior Financing DAC(a)
09/15/2027	6.875%	480,000	499,285
Level 3 Financing, Inc.(a)
03/01/2027	3.400%	1,040,000	1,073,807
11/15/2029	3.875%	8,220,000	8,382,554
Verizon Communications, Inc.
03/22/2028	2.100%	1,810,000	1,815,527
03/21/2031	2.550%	1,845,000	1,863,757
Verizon Communications, Inc.(a)
03/15/2032	2.355%	6,905,000	6,810,352
Total			54,477,900
Total Corporate Bonds & Notes (Cost $888,609,452)			910,854,735

Foreign Government Obligations(j) 1.6%

Azerbaijan 0.0%
Southern Gas Corridor CJSC(a)
03/24/2026	6.875%	600,000	689,754
Bahrain 0.0%
Bahrain Government International Bond(a)
01/26/2026	7.000%	415,000	455,505

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
December 31, 2021
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazil 0.1%
Brazilian Government International Bond
06/06/2025	2.875%	1,500,000	1,522,239
06/12/2030	3.875%	925,000	898,311
Total			2,420,550
Chile 0.1%
Chile Government International Bond
01/31/2031	2.450%	361,000	358,535
01/27/2032	2.550%	200,000	199,344
Corporación Nacional del Cobre de Chile(a)
01/14/2030	3.150%	1,499,000	1,529,019
Empresa de Transporte de Pasajeros Metro SA(a)
05/07/2030	3.650%	520,000	551,929
Total			2,638,827
Colombia 0.1%
Colombia Government International Bond
01/28/2026	4.500%	1,640,000	1,717,525
01/30/2030	3.000%	2,600,000	2,367,436
04/15/2031	3.125%	240,000	216,283
Total			4,301,244
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/30/2030	4.500%	300,000	305,627
09/23/2032	4.875%	1,090,000	1,110,837
Total			1,416,464
Egypt 0.0%
Egypt Government International Bond(a)
10/06/2025	5.250%	750,000	756,607
03/01/2029	7.600%	400,000	396,970
Total			1,153,577
Hungary 0.0%
Hungary Government International Bond(a)
09/22/2031	2.125%	1,100,000	1,082,751
Indonesia 0.1%
Indonesia Government International Bond
02/14/2030	2.850%	701,000	731,220
PT Indonesia Asahan Aluminium Persero(a)
11/15/2028	6.530%	1,200,000	1,445,569
PT Pertamina Persero(a)
08/25/2030	3.100%	1,443,000	1,471,559
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/2024	5.125%	1,100,000	1,188,646
Total			4,836,994
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kazakhstan 0.1%
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%	300,000	331,507
04/24/2030	5.375%	634,000	739,915
04/14/2033	3.500%	966,000	1,004,366
KazTransGas JSC(a)
09/26/2027	4.375%	400,000	435,792
Total			2,511,580
Malaysia 0.1%
Petronas Capital Ltd.(a)
04/21/2030	3.500%	1,600,000	1,731,584
01/28/2032	2.480%	400,000	401,269
Total			2,132,853
Mexico 0.4%
Mexico Government International Bond
01/11/2028	3.750%	2,000,000	2,152,080
05/24/2031	2.659%	2,196,000	2,141,047
04/27/2032	4.750%	300,000	339,269
Petroleos Mexicanos
09/21/2047	6.750%	3,348,000	2,962,296
01/23/2050	7.690%	5,375,000	5,184,748
01/28/2060	6.950%	1,730,000	1,537,772
Total			14,317,212
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%	454,000	481,177
Panama 0.1%
Panama Government International Bond
01/23/2030	3.160%	1,786,000	1,852,981
Paraguay 0.0%
Paraguay Government International Bond(a)
01/29/2033	2.739%	965,000	930,155
Peru 0.1%
Fondo MIVIVIENDA SA(a)
01/31/2023	3.500%	500,000	508,675
Peruvian Government International Bond
08/25/2027	4.125%	547,000	600,828
06/20/2030	2.844%	482,000	489,304
Total			1,598,807

The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Philippines 0.0%
Philippine Government International Bond
05/05/2030	2.457%	770,000	793,845
06/10/2031	1.648%	550,000	531,746
Total			1,325,591
Qatar 0.1%
Qatar Government International Bond(a)
04/23/2028	4.500%	1,956,000	2,245,074
04/16/2030	3.750%	790,000	886,721
Total			3,131,795
Romania 0.0%
Romanian Government International Bond(a)
02/14/2031	3.000%	1,140,000	1,155,775
Saudi Arabia 0.1%
Saudi Arabian Oil Co.(a)
11/24/2025	1.625%	200,000	198,966
Saudi Government International Bond(a)
10/26/2026	3.250%	900,000	958,736
03/04/2028	3.625%	725,000	789,308
10/22/2030	3.250%	610,000	655,823
Total			2,602,833
South Africa 0.1%
Republic of South Africa Government International Bond
10/12/2028	4.300%	900,000	912,532
09/30/2029	4.850%	1,650,000	1,703,218
Total			2,615,750
Turkey 0.0%
Turkey Government International Bond
03/23/2023	3.250%	1,070,000	1,040,523
United Arab Emirates 0.1%
Abu Dhabi Government International Bond(a)
09/30/2029	2.500%	2,014,000	2,091,608
DP World Crescent Ltd.(a)
09/26/2028	4.848%	940,000	1,055,327
Total			3,146,935
Uruguay 0.0%
Uruguay Government International Bond
01/23/2031	4.375%	825,000	950,420
Total Foreign Government Obligations (Cost $58,961,223)			58,790,053

Inflation-Indexed Bonds 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.3%
U.S. Treasury Inflation-Indexed Bond
02/15/2051	0.125%	8,557,390	10,121,823
Total Inflation-Indexed Bonds (Cost $9,621,626)			10,121,823

Municipal Bonds 0.6%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
County of Miami-Dade Aviation
Refunding Revenue Bonds
Taxable
Series 2019B
10/01/2034	3.555%	930,000	997,421
Hospital 0.2%
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	6,865,000	7,386,953
Local General Obligation 0.2%
City of New York
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2031	5.206%	2,400,000	2,861,859
Series 2010
10/01/2024	5.047%	5,000,000	5,332,169
Total			8,194,028
Special Non Property Tax 0.1%
New York City Transitional Finance Authority
Refunding Revenue Bonds
Future Tax Secured
Subordinated Series 2020B-3
08/01/2035	2.000%	2,000,000	1,870,879
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds
Build America Bonds
Series 2010
08/01/2037	5.508%	2,110,000	2,773,540
Total			4,644,419

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
December 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Transportation 0.0%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Green Bonds
Series 2020C-2
11/15/2049	5.175%	970,000	1,327,855
Turnpike / Bridge / Toll Road 0.1%
North Texas Tollway Authority
Taxable Refunding Revenue Bonds
First Tier
Series 2021
01/01/2034	2.430%	1,500,000	1,492,686
Total Municipal Bonds (Cost $22,379,117)			24,043,362

Residential Mortgage-Backed Securities - Agency 29.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2031- 01/01/2050	3.000%	40,234,433	42,216,497
09/01/2032- 01/01/2050	3.500%	89,914,538	96,597,304
07/01/2035- 10/01/2048	5.000%	2,863,663	3,161,029
04/01/2036- 09/01/2039	6.000%	146,086	163,657
06/01/2038- 01/01/2040	5.500%	406,806	464,774
03/01/2039- 10/01/2048	4.500%	5,864,665	6,405,881
08/01/2044- 01/01/2049	4.000%	6,170,454	6,772,613
CMO Series 360 Class 250
11/15/2047	2.500%	2,168,534	2,232,539
Federal Home Loan Mortgage Corp.(b),(c)
CMO Series 2980 Class SL
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 11/15/2034	6.590%	235,963	47,481
Federal Home Loan Mortgage Corp.(c)
CMO Series 4037 Class PI
04/15/2027	3.000%	253,884	9,755
CMO Series 4090 Class EI
08/15/2022	2.500%	34,720	138
CMO Series 4093 Class IA
03/15/2042	4.000%	2,157,500	550,487
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
12/01/2025- 06/01/2049	3.500%	19,545,387	20,865,872
06/01/2032- 11/01/2049	3.000%	22,192,437	23,262,724
05/01/2033- 08/01/2039	5.000%	145,755	162,390
11/01/2038- 11/01/2040	6.000%	1,918,272	2,246,353
10/01/2040- 07/01/2041	2.000%	32,106,583	32,512,073
08/01/2043- 07/01/2047	4.000%	19,466,491	21,207,197
02/01/2046- 08/01/2048	4.500%	8,642,362	9,324,124
CMO Series 2013-13 Class PH
04/25/2042	2.500%	3,095,044	3,167,112
CMO Series 2018-54 Class KA
01/25/2047	3.500%	1,630,832	1,673,213
CMO Series 2018-86 Class JA
05/25/2047	4.000%	1,217,256	1,250,007
CMO Series 2018-94D Class KD
12/25/2048	3.500%	1,103,038	1,150,674
CMO Series 2019-1 Class KP
02/25/2049	3.250%	2,278,440	2,346,266
Federal National Mortgage Association(b),(c)
CMO Series 2006-8 Class HL
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2036	6.598%	801,891	144,004
CMO Series 2013-81 Class NS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/25/2042	6.098%	254,191	26,918
Federal National Mortgage Association(c)
CMO Series 2013-45 Class IK
02/25/2043	3.000%	151,943	14,340
Government National Mortgage Association
08/15/2033- 08/20/2048	4.500%	7,451,316	8,029,734
04/15/2035- 10/20/2047	5.000%	3,997,826	4,360,716
07/15/2040- 10/20/2048	4.000%	8,719,881	9,265,062
04/20/2046- 07/20/2049	3.500%	22,815,096	24,018,530
11/20/2046- 10/20/2049	3.000%	13,958,534	14,524,975

The accompanying Notes to Financial Statements are an integral part of this statement.
18	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(k)
CMO Series 2006-26 Class
06/20/2036	0.000%	21,067	19,709
Government National Mortgage Association TBA(l)
02/18/2051	2.000%	30,100,000	30,331,629
02/18/2051- 01/20/2052	2.500%	45,525,000	46,615,003
Uniform Mortgage-Backed Security TBA(l)
02/16/2036	1.500%	27,750,000	27,787,940
02/16/2036- 02/11/2051	2.000%	326,300,000	326,043,394
02/13/2049	3.000%	23,150,000	23,960,473
02/11/2051	2.500%	278,025,000	283,152,395
Total Residential Mortgage-Backed Securities - Agency (Cost $1,065,097,509)			1,076,084,982

Residential Mortgage-Backed Securities - Non-Agency 5.7%

Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates(b)
CMO Series 2005-R8 Class M3
1-month USD LIBOR + 0.765% Floor 0.770% 10/25/2035	0.868%	11,022,942	11,004,715
BCAP LLC Trust(b)
CMO Series 2007-AA1 Class 2A1
1-month USD LIBOR + 0.180% Floor 0.180% 03/25/2037	0.282%	5,499,371	5,412,310
CIM Group(a),(d)
CMO Series 2020-R7 Class A1A
12/27/2061	2.250%	10,656,693	10,525,095
CIM Trust(a),(d)
CMO Series 2019-R4 Class A1
10/25/2059	3.000%	8,308,695	8,427,509
CMO Series 2020-R3 Class A1A
01/26/2060	4.000%	9,323,220	9,352,293
CMO Series 2020-R4 Class A1A
06/25/2060	3.300%	11,125,774	10,948,093
CMO Series 2020-R6 Class A1A
12/25/2060	2.250%	6,401,134	6,283,974
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	9,497,611	9,473,791
CMO Series 2021-NR3 Class A1
06/25/2057	2.566%	6,146,219	6,138,072
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	14,514,626	14,467,421
CMO Series 2021-R5 Class A1A
08/25/2061	2.000%	10,580,638	10,429,208
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIT Mortgage Loan Trust(a),(b)
CMO Series 2007-1 Class 2A3
1-month USD LIBOR + 1.450% Floor 1.450% 10/25/2037	1.552%	1,052,310	1,055,440
CitiMortgage Alternative Loan Trust
CMO Series 2006-A5 Class 1A12
10/25/2036	6.000%	1,229,716	1,223,250
Countrywide Alternative Loan Trust(b)
CMO Series 2005-76 Class 1A1
1-year MTA + 1.480% Floor 1.480% 01/25/2036	1.568%	2,968,275	2,990,203
Countrywide Alternative Loan Trust(d)
CMO Series 2006-HY12 Class A5
08/25/2036	3.061%	3,942,990	3,971,380
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates(d)
CMO Series 2004-AR5 Class 2A1
06/25/2034	2.821%	260,620	272,419
Credit Suisse Mortgage Capital Certificates(a),(d)
CMO Series 2015-5R Class 1A1
09/27/2046	1.004%	836,763	821,518
Credit Suisse Mortgage Capital Trust(a),(f),(m)
CMO Series 2021-RP11 Class PT
10/25/2061	3.778%	11,410,000	12,069,989
CSMC Trust(a),(d)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	6,657,357	6,915,789
CSMCM Trust(a),(f)
CMO Series 2021-RP11 Class CERT
10/27/2061	3.778%	480,000	507,765
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2006-14 Class 2A3
1-month USD LIBOR + 0.240% Floor 0.240% 02/25/2037	0.343%	3,840,031	3,775,666
First Horizon Alternative Mortgage Securities Trust(d)
CMO Series 2005-AA10 Class 2A1
12/25/2035	2.303%	1,550,921	1,419,687
CMO Series 2005-AA7 Class 2A1
09/25/2035	2.347%	950,541	926,551
CMO Series 2005-AA8 Class 2A1
10/25/2035	2.289%	2,119,343	1,631,607
First Horizon Alternative Mortgage Securities Trust
CMO Series 2006-FA8 Class 1A11
02/25/2037	6.000%	827,141	487,183
GMAC Mortgage Loan Trust(d)
CMO Series 2005-AR6 Class 2A1
11/19/2035	3.092%	1,299,373	1,281,012

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
December 31, 2021
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage-Backed Securities Trust(a)
CMO Series 2018-RPL1 Class A1A
10/25/2057	3.750%	6,199,392	6,348,243
GSR Mortgage Loan Trust(d)
CMO Series 2005-AR6 Class 4A5
09/25/2035	2.718%	221,962	223,502
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200% 11/19/2036	0.304%	9,538,066	8,903,419
IndyMac Index Mortgage Loan Trust(b)
CMO Series 2006-AR27 Class 1A3
1-month USD LIBOR + 0.270% Floor 0.270%, Cap 10.500% 10/25/2036	0.642%	3,747,977	2,022,494
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month USD LIBOR + 0.390% Floor 0.390% 05/25/2035	0.687%	6,394,852	6,383,167
JPMorgan Mortgage Trust(a),(d)
CMO Series 2021-13 Class A3
04/25/2052	2.500%	11,554,727	11,532,159
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A
1-month USD LIBOR + 0.150% Floor 0.150% 11/25/2036	0.253%	4,723,614	3,701,236
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-2 Class A2C
1-month USD LIBOR + 0.240% Floor 0.240% 05/25/2037	0.343%	3,609,677	2,898,581
Merrill Lynch Mortgage-Backed Securities Trust(b)
CMO Series 2007-2 Class 1A1
1-year CMT + 2.400% Floor 2.400% 08/25/2036	2.488%	943,601	918,124
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-2AR Class A
1-month USD LIBOR + 0.260% Floor 0.260%, Cap 11.000% 04/25/2035	0.362%	593,063	583,590
MortgageIT Trust(b)
CMO Series 2005-4 Class A1
1-month USD LIBOR + 0.280% Floor 0.280%, Cap 11.500% 10/25/2035	0.662%	1,460,087	1,465,890
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nationstar Home Equity Loan Trust(b)
CMO Series 2006-B Class AV4
1-month USD LIBOR + 0.280% Floor 0.280% 09/25/2036	0.382%	576,826	576,504
New Century Home Equity Loan Trust(b)
CMO Series 2005-1 Class M1
1-month USD LIBOR + 0.675% Floor 0.675%, Cap 12.500% 03/25/2035	0.777%	4,607,128	4,594,357
Option One Mortgage Loan Trust(b)
CMO Series 2006-1 Class 1A1
1-month USD LIBOR + 0.220% Floor 0.220% 01/25/2036	0.542%	1,721,550	1,719,978
RALI Trust(d)
CMO Series 2005-QA8 Class CB21
07/25/2035	3.437%	1,077,232	777,323
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2006-AR3 Class 12A1
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.500% 05/25/2036	0.543%	5,642,951	5,526,502
WaMu Mortgage Pass-Through Certificates Trust(d)
CMO Series 2003-AR10 Class A7
10/25/2033	2.493%	402,806	407,464
CMO Series 2003-AR9 Class 1A6
09/25/2033	2.515%	353,239	353,553
CMO Series 2005-AR4 Class A5
04/25/2035	2.831%	541,052	545,861
CMO Series 2007-HY2 Class 1A1
12/25/2036	2.991%	2,047,269	2,053,161
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR15 Class A1A1
1-month USD LIBOR + 0.520% Floor 0.520%, Cap 10.500% 11/25/2045	0.622%	1,911,685	1,888,906
CMO Series 2006-AR11 Class 1A
1-year MTA + 0.960% Floor 0.960% 09/25/2046	1.048%	3,726,592	3,515,998
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	1.028%	2,343,224	2,328,863
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $209,992,135)			211,080,815

The accompanying Notes to Financial Statements are an integral part of this statement.
20	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Senior Loans 1.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(n)
Tranche E Term Loan
1-month USD LIBOR + 2.250% 05/30/2025	2.354%	924,088	910,643
Airlines 0.0%
American Airlines, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 1.750% 01/29/2027	1.852%	349,000	327,711
Automotive 0.1%
Clarios Global LP(b),(n)
1st Lien Term Loan
1-month USD LIBOR + 3.250% 04/30/2026	3.354%	2,163,296	2,148,694
Cable and Satellite 0.2%
Charter Communications Operating LLC(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	1.860%	244,987	242,498
CSC Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.250% 07/17/2025	2.360%	643,264	632,811
DIRECTV Financing LLC(b),(n)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 08/02/2027	5.750%	1,842,588	1,843,122
Intelsat Jackson Holdings SA(b),(n),(o),(p),(q)
Debtor in Possession Term Loan
1-month USD LIBOR + 4.750% 07/13/2022	5.392%	2,635,000	2,630,889
Virgin Media Bristol LLC(b),(n)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	2.610%	1,750,000	1,732,868
Total			7,082,188
Consumer Cyclical Services 0.0%
Spin Holdco, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 03/04/2028	4.750%	746,250	748,011
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.0%
Acuity Specialty Products, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 08/12/2024	0.000%	1,121,132	1,090,301
Diversified Manufacturing 0.0%
Homer City Generation LP(b),(f),(n),(r)
Term Loan
3-month USD LIBOR + 13.000% Floor 1.000% 04/05/2023	15.000%	257,600	180,320
Electric 0.0%
Vistra Operations Co. LLC(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 12/31/2025	1.855%	342,331	339,496
Environmental 0.0%
Clean Harbors, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 06/28/2024	1.854%	337,626	337,444
GFL Environmental, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	3.500%	600,782	602,067
Total			939,511
Finance Companies 0.1%
Avolon Borrower 1 LLC(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	2.500%	175,813	175,667
Tranche B5 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2027	2.750%	2,487,437	2,489,004
Delos Finance SARL(b),(n),(p)
Term Loan
3-month USD LIBOR + 1.750% 10/06/2023	3.775%	1,500,000	1,499,070
Total			4,163,741
Gaming 0.0%
Caesars Resort Collection LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	2.854%	6,061	6,024

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
December 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Churchill Downs, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/27/2024	2.110%	385,930	384,000
Total			390,024
Health Care 0.1%
Avantor Funding, Inc.(b),(n)
Tranche B5 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 11/08/2027	2.750%	2,382,030	2,379,052
Change Healthcare Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	3.500%	1,087,524	1,086,284
IQVIA, Inc./Quintiles IMS(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 01/17/2025	1.854%	405,182	403,412
Total			3,868,748
Media and Entertainment 0.1%
Diamond Sports Group LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 08/24/2026	3.360%	630,165	290,399
Sinclair Television Group, Inc.(b),(n)
Tranche B3 Term Loan
1-month USD LIBOR + 3.000% 04/01/2028	3.110%	1,592,000	1,560,160
Total			1,850,559
Other Industry 0.0%
PowerTeam Services LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/06/2025	4.250%	453,819	438,389
Packaging 0.1%
Berry Global, Inc.(b),(n)
Tranche Z Term Loan
1-month USD LIBOR + 1.750% 07/01/2026	1.864%	2,567,994	2,549,376
Pharmaceuticals 0.4%
Elanco Animal Health, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	1.849%	3,492,322	3,443,220
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Endo Luxembourg Finance Co. I SARL(b),(n)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 03/27/2028	5.750%	2,693,216	2,613,766
Grifols Worldwide Operations Ltd.(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	2.104%	2,804,714	2,762,644
Horizon Therapeutics USA, Inc.(b),(n)
Tranche B2 Term Loan
1-month USD LIBOR + 1.750% Floor 0.500% 03/15/2028	2.250%	1,588,000	1,581,188
Organon & Co.(b),(n)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	3.500%	2,892,500	2,893,107
Total			13,293,925
Property & Casualty 0.1%
AmWINS Group, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 2.250% Floor 0.750% 02/19/2028	3.000%	3,465,010	3,436,147
Restaurants 0.0%
1011778 BC ULC(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	1.854%	532,623	524,633
Wireless 0.1%
SBA Senior Finance II LLC(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	1.860%	1,404,075	1,387,409
Wirelines 0.1%
Lumen Technologies, Inc.(b),(n)
Tranche B Term Loan
1-month USD LIBOR + 2.250% 03/15/2027	2.354%	245,000	242,006
Telenet Financing USD LLC(b),(n)
Term Loan
6-month USD LIBOR + 2.000% 04/30/2028	2.110%	750,000	735,938

The accompanying Notes to Financial Statements are an integral part of this statement.
22	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group Holdings, Inc.(b),(n)
Term Loan
1-month USD LIBOR + 3.000% 03/09/2027	3.104%	3,730,724	3,677,859
Total			4,655,803
Total Senior Loans (Cost $50,529,874)			50,325,629

Treasury Bills 2.1%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 2.1%
U.S. Treasury Bills
04/28/2022	0.070%	45,320,000	45,309,212
05/26/2022	0.090%	16,050,000	16,044,466
06/23/2022	0.160%	17,590,000	17,576,299
Total			78,929,977
Total Treasury Bills (Cost $78,930,949)			78,929,977

U.S. Treasury Obligations 26.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
09/30/2023	0.250%	15,165,000	15,058,371
10/31/2023	0.375%	168,445,000	167,471,177
11/30/2023	0.500%	193,345,000	192,612,404
12/31/2023	0.625%	68,600,000	68,618,758
09/30/2026	0.875%	33,587,000	33,004,475
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/31/2026	1.125%	41,730,000	41,472,448
11/30/2026	1.250%	85,810,000	85,803,297
12/31/2026	1.250%	59,055,000	59,013,477
11/15/2031	1.375%	88,520,000	87,413,500
05/15/2041	2.250%	41,271,000	43,321,653
11/15/2041	2.000%	10,725,000	10,843,980
11/15/2051	1.875%	172,650,000	171,570,938
Total U.S. Treasury Obligations (Cost $977,096,090)			976,204,478

Money Market Funds 20.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(s),(t)	756,176,136	756,024,900
Total Money Market Funds (Cost $756,094,400)		756,024,900
Total Investments in Securities (Cost: $4,392,975,848)		4,427,001,761
Other Assets & Liabilities, Net		(723,415,646)
Net Assets		3,703,586,115

At December 31, 2021, securities and/or cash totaling $5,362,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	290	03/2022	USD	63,269,844	—	(145,425)
U.S. Treasury 5-Year Note	3,018	03/2022	USD	365,107,267	1,273,057	—
U.S. Treasury Ultra 10-Year Note	123	03/2022	USD	18,011,813	221,661	—
U.S. Ultra Treasury Bond	296	03/2022	USD	58,349,000	1,042,616	—
Total					2,537,334	(145,425)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $605,883,855, which represents 16.36% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(c)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2021.
(e)	Non-income producing investment.
(f)	Valuation based on significant unobservable inputs.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2021, the total value of these securities amounted to $5,512,189, which represents 0.15% of total net assets.
(i)	Zero coupon bond.
(j)	Principal and interest may not be guaranteed by a governmental entity.
(k)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(l)	Represents a security purchased on a when-issued basis.
(m)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2021, the total value of these securities amounted to $12,069,989, which represents 0.33% of total net assets.
(n)	The stated interest rate represents the weighted average interest rate at December 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(o)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(p)	Represents a security purchased on a forward commitment basis.
(q)	At December 31, 2021, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Intelsat Jackson Holdings SA Debtor in Possession Term Loan 07/13/2022 5.392%	439,167

(r)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(s)	The rate shown is the seven-day current annualized yield at December 31, 2021.
(t)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	479,955,063	3,956,548,258	(3,680,408,921)	(69,500)	756,024,900	(9,412)	572,815	756,176,136
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
24	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	167,993,351	—	167,993,351
Commercial Mortgage-Backed Securities - Agency	—	12,861,462	—	12,861,462
Commercial Mortgage-Backed Securities - Non-Agency	—	93,684,431	—	93,684,431
Common Stocks
Utilities	—	—	1,763	1,763
Total Common Stocks	—	—	1,763	1,763
Corporate Bonds & Notes	—	910,854,735	—	910,854,735
Foreign Government Obligations	—	58,790,053	—	58,790,053
Inflation-Indexed Bonds	—	10,121,823	—	10,121,823
Municipal Bonds	—	24,043,362	—	24,043,362
Residential Mortgage-Backed Securities - Agency	—	1,076,084,982	—	1,076,084,982
Residential Mortgage-Backed Securities - Non-Agency	—	198,503,061	12,577,754	211,080,815
Senior Loans	—	50,145,309	180,320	50,325,629
Treasury Bills	78,929,977	—	—	78,929,977
U.S. Treasury Obligations	976,204,478	—	—	976,204,478
Money Market Funds	756,024,900	—	—	756,024,900
Total Investments in Securities	1,811,159,355	2,603,082,569	12,759,837	4,427,001,761
Investments in Derivatives
Asset
Futures Contracts	2,537,334	—	—	2,537,334
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Futures Contracts	(145,425)	—	—	(145,425)
Total	1,813,551,264	2,603,082,569	12,759,837	4,429,393,670
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,636,881,448)	$3,670,976,861
Affiliated issuers (cost $756,094,400)	756,024,900
Cash	159,500
Margin deposits on:
Futures contracts	5,362,000
Receivable for:
Investments sold	1,179
Investments sold on a delayed delivery basis	707,446,096
Capital shares sold	5,310
Dividends	57,332
Interest	10,455,894
Foreign tax reclaims	62,073
Variation margin for futures contracts	720,971
Prepaid expenses	28,920
Total assets	5,151,301,036
Liabilities
Payable for:
Investments purchased	266,800
Investments purchased on a delayed delivery basis	1,447,034,344
Capital shares purchased	139,358
Management services fees	48,008
Distribution and/or service fees	133
Service fees	1,070
Compensation of board members	180,638
Compensation of chief compliance officer	691
Other expenses	43,879
Total liabilities	1,447,714,921
Net assets applicable to outstanding capital stock	$3,703,586,115
Represented by
Paid in capital	3,644,143,967
Total distributable earnings (loss)	59,442,148
Total - representing net assets applicable to outstanding capital stock	$3,703,586,115
Class 1
Net assets	$3,684,151,250
Shares outstanding	343,138,339
Net asset value per share	$10.74
Class 2
Net assets	$19,434,865
Shares outstanding	1,818,296
Net asset value per share	$10.69
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	27

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$572,815
Interest	54,143,452
Total income	54,716,267
Expenses:
Management services fees	17,437,606
Distribution and/or service fees
Class 2	51,192
Service fees	13,045
Compensation of board members	89,955
Custodian fees	51,178
Printing and postage fees	14,281
Audit fees	41,326
Legal fees	43,375
Interest on collateral	182
Compensation of chief compliance officer	621
Other	19,602
Total expenses	17,762,363
Net investment income	36,953,904
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,256,211)
Investments — affiliated issuers	(9,412)
Futures contracts	(5,792,550)
Net realized loss	(10,058,173)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(67,387,217)
Investments — affiliated issuers	(69,500)
Futures contracts	1,825,122
Net change in unrealized appreciation (depreciation)	(65,631,595)
Net realized and unrealized loss	(75,689,768)
Net decrease in net assets resulting from operations	$(38,735,864)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$36,953,904	$51,269,692
Net realized gain (loss)	(10,058,173)	161,631,441
Net change in unrealized appreciation (depreciation)	(65,631,595)	53,898,438
Net increase (decrease) in net assets resulting from operations	(38,735,864)	266,799,571
Distributions to shareholders
Net investment income and net realized gains
Class 1	(214,899,768)	(124,872,481)
Class 2	(1,119,084)	(661,778)
Total distributions to shareholders	(216,018,852)	(125,534,259)
Increase in net assets from capital stock activity	782,010,680	214,175,897
Total increase in net assets	527,255,964	355,441,209
Net assets at beginning of year	3,176,330,151	2,820,888,942
Net assets at end of year	$3,703,586,115	$3,176,330,151

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	65,802,814	749,610,697	39,265,514	439,910,350
Distributions reinvested	19,843,007	214,899,768	10,934,543	124,872,481
Redemptions	(16,239,665)	(180,551,973)	(31,638,480)	(360,672,751)
Net increase	69,406,156	783,958,492	18,561,577	204,110,080
Class 2
Subscriptions	325,081	3,564,790	953,052	10,835,414
Distributions reinvested	103,619	1,119,084	58,153	661,778
Redemptions	(601,349)	(6,631,686)	(126,173)	(1,431,375)
Net increase (decrease)	(172,649)	(1,947,812)	885,032	10,065,817
Total net increase	69,233,507	782,010,680	19,446,609	214,175,897
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2021	$11.52	0.11	(0.24)	(0.13)	(0.15)	(0.50)	(0.65)
Year Ended 12/31/2020	$11.01	0.19	0.78	0.97	(0.27)	(0.19)	(0.46)
Year Ended 12/31/2019	$10.38	0.29	0.64	0.93	(0.30)	—	(0.30)
Year Ended 12/31/2018	$10.62	0.27	(0.27)	0.00	(0.22)	(0.02)	(0.24)
Year Ended 12/31/2017	$10.48	0.21	0.14	0.35	(0.17)	(0.04)	(0.21)
Class 2
Year Ended 12/31/2021	$11.47	0.08	(0.23)	(0.15)	(0.13)	(0.50)	(0.63)
Year Ended 12/31/2020	$10.96	0.15	0.80	0.95	(0.25)	(0.19)	(0.44)
Year Ended 12/31/2019	$10.35	0.25	0.63	0.88	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.58	0.25	(0.26)	(0.01)	(0.20)	(0.02)	(0.22)
Year Ended 12/31/2017	$10.44	0.18	0.15	0.33	(0.15)	(0.04)	(0.19)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2021	$10.74	(1.14%)	0.48%(c)	0.48%(c)	1.01%	457%	$3,684,151
Year Ended 12/31/2020	$11.52	8.88%	0.49%	0.49%	1.63%	373%	$3,153,493
Year Ended 12/31/2019	$11.01	9.01%	0.49%	0.49%	2.65%	209%	$2,808,764
Year Ended 12/31/2018	$10.38	0.06%	0.49%	0.49%	2.61%	178%	$2,714,909
Year Ended 12/31/2017	$10.62	3.40%	0.52%	0.52%	1.97%	281%	$2,979,922
Class 2
Year Ended 12/31/2021	$10.69	(1.41%)	0.73%(c)	0.73%(c)	0.76%	457%	$19,435
Year Ended 12/31/2020	$11.47	8.67%	0.74%	0.74%	1.32%	373%	$22,838
Year Ended 12/31/2019	$10.96	8.58%	0.74%	0.74%	2.37%	209%	$12,125
Year Ended 12/31/2018	$10.35	(0.10%)	0.74%	0.74%	2.38%	178%	$7,961
Year Ended 12/31/2017	$10.58	3.15%	0.77%	0.77%	1.73%	281%	$7,071
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	31

Notes to Financial Statements
December 31, 2021
Note 1. Organization
CTIVP® – TCW Core Plus Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
32	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
December 31, 2021
things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
34	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,537,334*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	145,425*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(5,792,550)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	1,825,122
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	454,407,753*
Futures contracts — short	7,501,742**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2021.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
December 31, 2021
administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
36	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
December 31, 2021
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
38	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2021 was 0.47% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with TCW Investment Management Company LLC to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2021, was 0.00% of the Fund’s average daily net assets.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
December 31, 2021
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2022
Class 1	0.54%
Class 2	0.79
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, principal and/or interest of fixed income securities and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
571,180	(571,180)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
40	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
176,788,290	39,230,562	216,018,852	112,426,756	13,107,503	125,534,259
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
36,496,045	—	(8,873,827)	31,999,293
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,397,394,377	53,405,843	(21,406,550)	31,999,293
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(8,873,827)	—	(8,873,827)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $16,761,254,284 and $16,244,212,055, respectively, for the year ended December 31, 2021, of which $15,813,787,291 and $15,622,957,954, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
December 31, 2021
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended December 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
42	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
December 31, 2021
investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
44	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – TCW Core Plus Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® – TCW Core Plus Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
46	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	47

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
48	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	49

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
50	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021	51

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
52	CTIVP® – TCW Core Plus Bond Fund | Annual Report 2021

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CTIVP® – TCW Core Plus Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2022 Columbia Management Investment Advisers, LLC.
C-3010 AW (2/22)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the forty-seven series of the registrant whose reports to stockholders are included in this annual filing. Fiscal year 2021 includes fees from one fund that liquidated during the period. Fiscal year 2020 includes fees from two funds that liquidated during the period.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2021 and December 31,

2020 are approximately as follows:

20212020

$1,516,300      $1,453,100

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

20212020

$27,300    $25,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2021 and December 31, 2020, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

20212020

$11,800     $9,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2021 and December 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2021 and December 31, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

20212020

$520,000    $520,000

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit

Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

20212020

$559,100      554,800

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Variable Series Trust II
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	February 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	February 22, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	February 22, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	February 22, 2022